                                                              ------------------
                                                                EXECUTION COPY
                                                              ------------------

================================================================================

                      BANC OF AMERICA FUNDING CORPORATION,

                                  as Depositor,

                             WELLS FARGO BANK, N.A.,
                as Master Servicer and Securities Administrator,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                              Dated April 28, 2006

                      ____________________________________

                       Mortgage Pass-Through Certificates

                                  Series 2006-D

================================================================================

                                          TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
                                                 ARTICLE I

                                                DEFINITIONS

Section 1.01     Defined Terms..............................................................................20
Section 1.02     Interest Calculations......................................................................82

                                                 ARTICLE II

CONVEYANCE OF MORTGAGE LOANS ORIGINAL ISSUANCE OF CERTIFICATES

                                                 ARTICLE III

                                  ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3.06     Rights of the Depositor, the Securities Administrator and the Trustee in
                 Respect of the Master Servicer............................................................100
Section 3.07     Trustee to Act as Master Servicer.........................................................100
Section 3.08     Servicer Custodial Accounts and Escrow Accounts...........................................100
Section 3.09     Collection of Mortgage Loan Payments; Master Servicer Custodial
                 Account and Certificate Account...........................................................101
Section 3.10     Access to Certain Documentation and Information Regarding the Mortgage Loans..............105
Section 3.11     Permitted Withdrawals from the Certificate Account and the Master
                 Servicer Custodial Account................................................................105

                                       -i-

Section 3.17     Documents, Records and Funds in Possession of the Master Servicer to

                                                 ARTICLE IV

                                         MASTER SERVICER'S CERTIFICATE

Section 4.01     Master Servicer's Certificate.............................................................121

                                                 ARTICLE V

                         PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;REMIC ADMINISTRATION

                                                ARTICLE VI

                                             THE CERTIFICATES

                                      -ii-

                                                 ARTICLE VII

                                  THE DEPOSITOR AND THE MASTER SERVICER

                                                 ARTICLE VIII

                                                   DEFAULT

                                                  ARTICLE IX

                                 THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.15     Trustee or Securities Administrator May Enforce Claims Without
                 Possession of Certificates. ..............................................................187
Section 9.16     Suits for Enforcement.....................................................................187
Section 9.17     Waiver of Bond Requirement................................................................187

                                      -iii-

Section 9.18     Waiver of Inventory, Accounting and Appraisal Requirement.................................187

                                                 ARTICLE X

                                                TERMINATION

Section 10.01    Termination upon Purchase or Liquidation of All Mortgage Loans............................187
Section 10.02    Additional Termination Requirements.......................................................190

                                                 ARTICLE XI

                                          MISCELLANEOUS PROVISIONS

                                      -iv-

                                    EXHIBITS

Exhibit 1-A-1       Form of Face of Class 1-A-1 Certificate
Exhibit 1-A-2       Form of Face of Class 1-A-2 Certificate
Exhibit 1-A-3       Form of Face of Class 1-A-3 Certificate
Exhibit 2-A-R       Form of Face of Class 2-A-R Certificate
Exhibit 2-A-1       Form of Face of Class 2-A-1 Certificate
Exhibit 2-A-2       Form of Face of Class 2-A-2 Certificate
Exhibit 3-A-1       Form of Face of Class 3-A-1 Certificate
Exhibit 3-A-2       Form of Face of Class 3-A-2 Certificate
Exhibit 4-A-1       Form of Face of Class 4-A-1 Certificate
Exhibit 4-A-2       Form of Face of Class 4-A-2 Certificate
Exhibit 4-A-3       Form of Face of Class 4-A-3 Certificate
Exhibit 4-A-4       Form of Face of Class 4-A-4 Certificate
Exhibit 5-A-1       Form of Face of Class 5-A-1 Certificate
Exhibit 5-A-2       Form of Face of Class 5-A-2 Certificate
Exhibit 5-A-3       Form of Face of Class 5-A-3 Certificate
Exhibit 5-A-4       Form of Face of Class 5-A-4 Certificate
Exhibit 5-A-X       Form of Face of Class 5-A-X Certificate
Exhibit 6-A-1       Form of Face of Class 6-A-1 Certificate
Exhibit 6-A-2       Form of Face of Class 6-A-2 Certificate
Exhibit 6-A-3       Form of Face of Class 6-A-3 Certificate
Exhibit 6-A-4       Form of Face of Class 6-A-4 Certificate
Exhibit 1-M-1       Form of Face of Class 1-M-1 Certificate
Exhibit 1-M-2       Form of Face of Class 1-M-2 Certificate
Exhibit 1-M-3       Form of Face of Class 1-M-3 Certificate
Exhibit 1-M-4       Form of Face of Class 1-M-4 Certificate
Exhibit 1-M-5       Form of Face of Class 1-M-5 Certificate
Exhibit 1-M-6       Form of Face of Class 1-M-6 Certificate
Exhibit X-B-1       Form of Face of Class X-B-1 Certificate
Exhibit X-B-2       Form of Face of Class X-B-2 Certificate
Exhibit X-B-3       Form of Face of Class X-B-3 Certificate
Exhibit X-B-4       Form of Face of Class X-B-4 Certificate
Exhibit X-B-5       Form of Face of Class X-B-5 Certificate
Exhibit X-B-6       Form of Face of Class X-B-6 Certificate
Exhibit 5-B-1       Form of Face of Class 5-B-1 Certificate
Exhibit 5-B-2       Form of Face of Class 5-B-2 Certificate
Exhibit 5-B-3       Form of Face of Class 5-B-3 Certificate
Exhibit 5-B-4       Form of Face of Class 5-B-4 Certificate
Exhibit 5-B-5       Form of Face of Class 5-B-5 Certificate
Exhibit 5-B-6       Form of Face of Class 5-B-6 Certificate
Exhibit 6-B-1       Form of Face of Class 6-B-1 Certificate
Exhibit 6-B-2       Form of Face of Class 6-B-2 Certificate
Exhibit 6-B-3       Form of Face of Class 6-B-3 Certificate
Exhibit 6-B-4       Form of Face of Class 6-B-4 Certificate
Exhibit 6-B-5       Form of Face of Class 6-B-5 Certificate

                                       -v-

Exhibit 6-B-6       Form of Face of Class 6-B-6 Certificate
Exhibit 6-B-7       Form of Face of Class 6-B-7 Certificate
Exhibit 6-B-8       Form of Face of Class 6-B-8 Certificate
Exhibit 6-B-9       Form of Face of Class 6-B-9 Certificate
Exhibit 6-B-10      Form of Face of Class 6-B-10 Certificate
Exhibit 6-B-11      Form of Face of Class 6-B-11 Certificate
Exhibit 1-CE        Form of Face of Class 1-CE Certificate
Exhibit 1-P         Form of Face of Class 1-P Certificate
Exhibit C           Form of Reverse of all Certificates
Exhibit D-1         Loan Group 1 Mortgage Loan Schedule
Exhibit D-2         Loan Group 2 Mortgage Loan Schedule
Exhibit D-3         Loan Group 3 Mortgage Loan Schedule
Exhibit D-4         Loan Group 4 Mortgage Loan Schedule
Exhibit D-5         Loan Group 5 Mortgage Loan Schedule
Exhibit D-6-A       Loan Group 6-A Mortgage Loan Schedule
Exhibit D-6-B       Loan Group 6-B Mortgage Loan Schedule
Exhibit E           Request for Release of Documents
Exhibit F           Form of Certification of Establishment of Account
Exhibit G-1         Form of Transferor's Certificate
Exhibit G-2A        Form 1 of Transferee's Certificate
Exhibit G-2B        Form 2 of Transferee's Certificate
Exhibit H           Form of Transferee Representation Letter for ERISA
                    Restricted Certificates
Exhibit I           Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J           List of Recordation States
Exhibit K           Form of Initial Certification
Exhibit L           Form of Final Certification
Exhibit M           Form of Sarbanes-Oxley Certification
Exhibit N           [Reserved]
Exhibit O           Planned Balance Schedules
Exhibit P           [Reserved]
Exhibit Q           Relevant Servicing Criteria
Exhibit R           Additional Form 10-D Disclosure
Exhibit S           Additional Form 10-K Disclosure
Exhibit T           Form 8-K Disclosure Information
Exhibit U           Form of Back-up Certification
Exhibit V           Form of Additional Disclosure Notification
Exhibit W           Interest Rate Swap Agreement

                                      -vi-

                         POOLING AND SERVICING AGREEMENT

      THIS POOLING AND SERVICING AGREEMENT, dated April 28, 2006, is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor
(together with its permitted successors and assigns, the "Depositor"), WELLS
FARGO BANK, N.A., as master servicer (together with its permitted successors and assigns, in such capacity, the "Master Servicer") and as securities administrator (together with its permitted successors and assigns, in such capacity, the "Securities Administrator"), and U.S. BANK NATIONAL ASSOCIATION,
as trustee (together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H T H A T:

      In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

      The Depositor intends to sell pass-through certificates (collectively, the
"Certificates"), to be issued hereunder in multiple Classes, which in the aggregate together with the uncertificated Class Swap-IO Interest issued by the
Group 1 Upper-Tier REMIC, will evidence the entire beneficial ownership interest in the Trust Estate created hereunder. The Certificates will consist of fifty-two Classes of Certificates, designated as (i) the Class 1-A-1, Class
1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class
4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 5-A-1, Class 5-A-2, Class
5-A-3, Class 5-A-4, Class 5-A-X, Class 6-A-1, Class 6-A-2, Class 6-A-3 and Class
6-A-4 Certificates, (ii) Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4,
Class 1-M-5, Class 1-M-6, Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4,
Class X-B-5, Class X-B-6, Class 5-B-1, Class 5-B-2, Class 5-B-3, Class 5-B-4,
Class 5-B-5, Class 5-B-6, Class 6-B-1, Class 6-B-2, Class 6-B-3, Class 6-B-4,
Class 6-B-5, Class 6-B-6, Class 6-B-7, Class 6-B-8, Class 6-B-9, Class 6-B-10
and Class 6-B-11 Certificates, (iii) the Class 1-CE Certificates, (iv) the Class
1-P Certificates and (v) the Class 2-A-R Certificates. The descriptions of the
Group 1 Lower-Tier REMIC, the Group 1 Middle-Tier REMIC, the Group 1 Upper-Tier
REMIC, the Aggregate Group X Lower-Tier REMIC, the Group 5 Lower-Tier REMIC, the
Aggregate Group 6 Lower-Tier REMIC, the Shifting Interest Middle-Tier REMIC and
the Shifting Interest Upper-Tier REMIC that follow are part of the Preliminary
Statement. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved pursuant to the terms of
Section 11.01 hereof in a manner that preserves the validity of such REMIC elections described below.

                            GROUP 1 LOWER-TIER REMIC

      As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Group 1 Mortgage Loans and certain other related assets subject to this Agreement (but exclusive of the Cap
Carryover Amounts, the Cap Carryover Reserve Account, the Class IO Distribution
Amount, the Interest Rate Swap Agreement, the Swap Account and the Supplemental
Interest Trust) as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as the "Group 1 Lower-Tier REMIC." The Class 1-LR Interest will represent the sole class of "residual interests" in the Group 1 Lower-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate,
the initial Uncertificated Balance, and solely for purposes of satisfying
Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Group 1 Lower-Tier Interests. None of the Group 1
Lower-Tier Interests will be certificated.

-----------------------------------------------------------------------------------------------------
                                                    UNCERTIFICATED GROUP 1
                     INITIAL UNCERTIFICATED      LOWER-TIER REMIC PASS-THROUGH        LATEST POSSIBLE
DESIGNATIONS                 BALANCE                         RATE                    MATURITY DATE(1)
-----------------------------------------------------------------------------------------------------

      LR1-I              $30,225,520.00                   Variable (2)                 May 20, 2036
     LR1-1-A             $65,093,672.50                   Variable (2)                 May 20, 2036
     LR1-1-B             $65,093,672.50                   Variable (2)                 May 20, 2036
     LR1-2-A              $9,724,327.00                   Variable (2)                 May 20, 2036
     LR1-2-B              $9,724,327.00                   Variable (2)                 May 20, 2036
     LR1-3-A              $9,888,346.50                   Variable (2)                 May 20, 2036
     LR1-3-B              $9,888,346.50                   Variable (2)                 May 20, 2036
     LR1-4-A             $12,688,975.50                   Variable (2)                 May 20, 2036
     LR1-4-B             $12,688,975.50                   Variable (2)                 May 20, 2036
     LR1-5-A             $13,961.345.50                   Variable (2)                 May 20, 2036
     LR1-5-B             $13,961.345.50                   Variable (2)                 May 20, 2036
     LR1-6-A             $10,954,659.00                   Variable (2)                 May 20, 2036
     LR1-6-B             $10,954,659.00                   Variable (2)                 May 20, 2036
     LR1-7-A              $6,341,112.50                   Variable (2)                 May 20, 2036
     LR1-7-B              $6,341,112.50                   Variable (2)                 May 20, 2036
     LR1-8-A              $6,097,221.50                   Variable (2)                 May 20, 2036
     LR1-8-B              $6,097,221.50                   Variable (2)                 May 20, 2036
     LR1-9-A              $5,862,708.50                   Variable (2)                 May 20, 2036
     LR1-9-B              $5,862,708.50                   Variable (2)                 May 20, 2036
    LR1-10-A              $5,637,214.00                   Variable (2)                 May 20, 2036
    LR1-10-B              $5,637,214.00                   Variable (2)                 May 20, 2036
    LR1-11-A              $5,420,390.50                   Variable (2)                 May 20, 2036
    LR1-11-B              $5,420,390.50                   Variable (2)                 May 20, 2036
    LR1-12-A              $5,211,905.50                   Variable (2)                 May 20, 2036
    LR1-12-B              $5,211,905.50                   Variable (2)                 May 20, 2036

                                       -2-

-----------------------------------------------------------------------------------------------------
                                                    UNCERTIFICATED GROUP 1
                     INITIAL UNCERTIFICATED      LOWER-TIER REMIC PASS-THROUGH        LATEST POSSIBLE
DESIGNATIONS                 BALANCE                         RATE                    MATURITY DATE(1)
-----------------------------------------------------------------------------------------------------

    LR1-13-A             $5,011,438,00                   Variable (2)                 May 20, 2036
    LR1-13-B             $5,011,438,00                   Variable (2)                 May 20, 2036
    LR1-14-A             $4,818,679.50                   Variable (2)                 May 20, 2036
    LR1-14-B             $4,818,679.50                   Variable (2)                 May 20, 2036
    LR1-15-A             $4,633,334.00                   Variable (2)                 May 20, 2036
    LR1-15-B             $4,633,334.00                   Variable (2)                 May 20, 2036
    LR1-16-A             $4,455,115.50                   Variable (2)                 May 20, 2036
    LR1-16-B             $4,455,115.50                   Variable (2)                 May 20, 2036
    LR1-17-A             $4,283,751.50                   Variable (2)                 May 20, 2036
    LR1-17-B             $4,283,751.50                   Variable (2)                 May 20, 2036
    LR1-18-A             $4,118,977.50                   Variable (2)                 May 20, 2036
    LR1-18-B             $4,118,977.50                   Variable (2)                 May 20, 2036
    LR1-19-A             $3,983,108.50                   Variable (2)                 May 20, 2036
    LR1-19-B             $3,983,108.50                   Variable (2)                 May 20, 2036
    LR1-20-A             $3,807,328.50                   Variable (2)                 May 20, 2036
    LR1-20-B             $3,807,328.50                   Variable (2)                 May 20, 2036
    LR1-21-A             $3,660,876.50                   Variable (2)                 May 20, 2036
    LR1-21-B             $3,660,876.50                   Variable (2)                 May 20, 2036
    LR1-22-A             $3,922,592.50                   Variable (2)                 May 20, 2036
    LR1-22-B             $3,922,592.50                   Variable (2)                 May 20, 2036
    LR1-23-A             $4,500,683.50                   Variable (2)                 May 20, 2036
    LR1-23-B             $4,500,683.50                   Variable (2)                 May 20, 2036
    LR1-24-A             $3,196.014.50                   Variable (2)                 May 20, 2036
    LR1-24-B             $3,196.014.50                   Variable (2)                 May 20, 2036
    LR1-25-A             $3,073,074.00                   Variable (2)                 May 20, 2036
    LR1-25-B             $3,073,074.00                   Variable (2)                 May 20, 2036
    LR1-26-A             $2,954,861.00                   Variable (2)                 May 20, 2036
    LR1-26-B             $2,954,861.00                   Variable (2)                 May 20, 2036
    LR1-27-A             $2,894,181.50                   Variable (2)                 May 20, 2036
    LR1-27-B             $2,894,181.50                   Variable (2)                 May 20, 2036
    LR1-28-A             $2,729.864.50                   Variable (2)                 May 20, 2036
    LR1-28-B             $2,729.864.50                   Variable (2)                 May 20, 2036
    LR1-29-A             $2,624,851.00                   Variable (2)                 May 20, 2036
    LR1-29-B             $2,624,851.00                   Variable (2)                 May 20, 2036
    LR1-30-A             $2,523,876.50                   Variable (2)                 May 20, 2036
    LR1-30-B             $2,523,876.50                   Variable (2)                 May 20, 2036
    LR1-31-A             $2,426,786.00                   Variable (2)                 May 20, 2036
    LR1-31-B             $2,426,786.00                   Variable (2)                 May 20, 2036
    LR1-32-A             $2,421,588.50                   Variable (2)                 May 20, 2036
    LR1-32-B             $2,421,588.50                   Variable (2)                 May 20, 2036
    LR1-33-A             $2,300,142.50                   Variable (2)                 May 20, 2036

                                       -3-

-----------------------------------------------------------------------------------------------------
                                                    UNCERTIFICATED GROUP 1
                     INITIAL UNCERTIFICATED      LOWER-TIER REMIC PASS-THROUGH        LATEST POSSIBLE
DESIGNATIONS                 BALANCE                         RATE                    MATURITY DATE(1)
-----------------------------------------------------------------------------------------------------

   LR1-33-B              $2,300,142.50                   Variable (2)                 May 20, 2036
   LR1-34-A              $4,595,286.00                   Variable (2)                 May 20, 2036
   LR1-34-B              $4,595,286.00                   Variable (2)                 May 20, 2036
   LR1-35-A              $6,022,973.00                   Variable (2)                 May 20, 2036
   LR1-35-B              $6,022,973.00                   Variable (2)                 May 20, 2036
   LR1-36-A              $1,743,557.50                   Variable (2)                 May 20, 2036
   LR1-36-B              $1,743,557.50                   Variable (2)                 May 20, 2036
   LR1-37-A              $1,676,470.00                   Variable (2)                 May 20, 2036
   LR1-37-B              $1,676,470.00                   Variable (2)                 May 20, 2036
   LR1-38-A              $1,611,963.50                   Variable (2)                 May 20, 2036
   LR1-38-B              $1,611,963.50                   Variable (2)                 May 20, 2036
   LR1-39-A              $1,549,938.00                   Variable (2)                 May 20, 2036
   LR1-39-B              $1,549,938.00                   Variable (2)                 May 20, 2036
   LR1-40-A              $1,490,299.50                   Variable (2)                 May 20, 2036
   LR1-40-B              $1,490,299.50                   Variable (2)                 May 20, 2036
   LR1-41-A              $1,432,954.50                   Variable (2)                 May 20, 2036
   LR1-41-B              $1,432,954.50                   Variable (2)                 May 20, 2036
   LR1-42-A              $1,377,815.50                   Variable (2)                 May 20, 2036
   LR1-42-B              $1,377,815.50                   Variable (2)                 May 20, 2036
   LR1-43-A              $1,324,798.00                   Variable (2)                 May 20, 2036
   LR1-43-B              $1,324,798.00                   Variable (2)                 May 20, 2036
   LR1-44-A              $1,273,819.50                   Variable (2)                 May 20, 2036
   LR1-44-B              $1,273,819.50                   Variable (2)                 May 20, 2036
   LR1-45-A              $1,224,803.00                   Variable (2)                 May 20, 2036
   LR1-45-B              $1,224,803.00                   Variable (2)                 May 20, 2036
   LR1-46-A              $1,177,672.00                   Variable (2)                 May 20, 2036
   LR1-46-B              $1,177,672.00                   Variable (2)                 May 20, 2036
   LR1-47-A              $1,132,353.50                   Variable (2)                 May 20, 2036
   LR1-47-B              $1,132,353.50                   Variable (2)                 May 20, 2036
   LR1-48-A              $1,088,779.00                   Variable (2)                 May 20, 2036
   LR1-48-B              $1,088,779.00                   Variable (2)                 May 20, 2036
   LR1-49-A              $1,046,880.50                   Variable (2)                 May 20, 2036
   LR1-49-B              $1,046,880.50                   Variable (2)                 May 20, 2036
   LR1-50-A              $1,034,769.00                   Variable (2)                 May 20, 2036
   LR1-50-B              $1,034,769.00                   Variable (2)                 May 20, 2036
   LR1-51-A                $966,776.00                   Variable (2)                 May 20, 2036
   LR1-51-B                $966,776.00                   Variable (2)                 May 20, 2036
   LR1-52-A              $1,003,542.00                   Variable (2)                 May 20, 2036
   LR1-52-B              $1,003,542.00                   Variable (2)                 May 20, 2036
   LR1-53-A              $1,049,265.00                   Variable (2)                 May 20, 2036
   LR1-53-B              $1,049,265.00                   Variable (2)                 May 20, 2036

                                       -4-

-----------------------------------------------------------------------------------------------------
                                                    UNCERTIFICATED GROUP 1
                     INITIAL UNCERTIFICATED      LOWER-TIER REMIC PASS-THROUGH        LATEST POSSIBLE
DESIGNATIONS                 BALANCE                         RATE                    MATURITY DATE(1)
-----------------------------------------------------------------------------------------------------

   LR1-54-A                $942,882.50                   Variable (2)                 May 20, 2036
   LR1-54-B                $942,882.50                   Variable (2)                 May 20, 2036
   LR1-55-A              $1,183,870.50                   Variable (2)                 May 20, 2036
   LR1-55-B              $1,183,870.50                   Variable (2)                 May 20, 2036
   LR1-56-A              $2,389,023.50                   Variable (2)                 May 20, 2036
   LR1-56-B              $2,389,023.50                   Variable (2)                 May 20, 2036
   LR1-57-A              $4,511,671.50                   Variable (2)                 May 20, 2036
   LR1-57-B              $4,511,671.50                   Variable (2)                 May 20, 2036
   LR1-58-A              $5,484,959.00                   Variable (2)                 May 20, 2036
   LR1-58-B              $5,484,959.00                   Variable (2)                 May 20, 2036
   LR1-59-A              $7,582,306.00                   Variable (2)                 May 20, 2036
   LR1-59-B              $7,582,306.00                   Variable (2)                 May 20, 2036

(1)   Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Group 1
      Lower-Tier Interest.

(2)   Calculated in accordance with the definition of "Uncertificated Group 1
      Lower-Tier REMIC Pass-Through Rate" herein.

                                       -5-

                            GROUP 1 MIDDLE-TIER REMIC

      As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Uncertificated Group 1
Lower-Tier Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Group 1 Middle-Tier REMIC."
The Class 1-MR Interest will represent the sole class of "residual interests" in the Group 1 Middle-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Group
1 Middle-Tier REMIC Pass-Through Rate, the initial Uncertificated Balance or
Uncertificated Notional Amount, and solely for purposes of satisfying Treasury
Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Group 1 Middle-Tier Interests. None of the Group 1 Middle-Tier
Interests will be certificated.

------------------------------------------------------------------------------------------------
                       INITIAL UNCERTIFICATED     UNCERTIFICATED GROUP 1
                     BALANCE OR UNCERTIFICATED      MIDDLE-TIER REMIC           LATEST POSSIBLE
DESIGNATIONS              NOTIONAL AMOUNT           PASS-THROUGH RATE           MATURITY DATE(1)
------------------------------------------------------------------------------------------------

   MR1AA                  $592,420,077.90             Variable (2)               May 20, 2036
   MR1A1                   $4,151,860.00              Variable (2)               May 20, 2036
   MR1A2                    $995,540.00               Variable (2)               May 20, 2036
   MR1A3                    $604,510.00               Variable (2)               May 20, 2036
   MR1M1                     $60,450.00               Variable (2)               May 20, 2036
   MR1M2                     $90,070.00               Variable (2)               May 20, 2036
   MR1M3                     $30,230.00               Variable (2)               May 20, 2036
   MR1M4                     $30,230.00               Variable (2)               May 20, 2036
   MR1M5                     $30,820.00               Variable (2)               May 20, 2036
   MR1M6                     $30,230.00               Variable (2)               May 20, 2036
   MR1ZZ                   $6,066,265.70              Variable (2)               May 20, 2036
   MR1IO                        (3)                   Variable (2)               May 20, 2036
   MR1P                         $100                  Variable (2)               May 20, 2036

(1)   Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Group 1
      Middle-Tier Interest.

(2)   Calculated in accordance with the definition of "Uncertificated Group 1
      Middle-Tier REMIC Pass-Through Rate" herein.

(3)   The Class MR1IO Interest will not have a principal balance but will instead accrue interest on the basis of its Uncertificated Notional
      Amount.

      The foregoing Group 1 Lower-Tier REMIC and Group 1 Middle-Tier REMIC
structure is intended to cause all the cash from the Group 1 Mortgage Loans to flow through the Group 1 Upper-Tier REMIC as cash flow on a Group 1 Regular
Certificate or the Class Swap-IO Interest, without creating any shortfall, actual or potential (other than for losses), to any Group 1 Regular Certificate.
To the extent that the structure is believed to diverge from such intention, the party identifying such ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or drafting error in accordance with Section 11.01 hereto.

                                       -6-

                            GROUP 1 UPPER-TIER REMIC

      As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Uncertificated Group 1
Middle-Tier Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Group 1 Upper-Tier REMIC."
The Class 1-UR Interest will represent the sole class of "residual interests" in the Group 1 Upper-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth (or describes) the Group 1 Upper Tier Interest designation, the Interest Rate, and Initial Balance for each Group 1 Upper-Tier
Interest comprising the "regular interests" in the Group 1 Upper-Tier REMIC for purposes of the REMIC Provisions and solely for purposes of satisfying Treasury
Regulations Section 1.860G-1(a)(4)(111), the "latest possible maturity date" for each class.

--------------------------------------------------------------------------------
INTEREST          INITIAL BALANCE        INTEREST RATE        MATURITY DATE (14)
--------------------------------------------------------------------------------
  1-A-1             $415,186,000              (1)                May 20, 2036
  1-A-2             $99,554,000               (2)                May 20, 2036
  1-A-3             $60,451,000               (3)                May 20, 2036
  1-M-1              $6,045,000               (4)                May 20, 2036
  1-M-2              $9,007,000               (5)                May 20, 2036
  1-M-3              $3.023,000               (6)                May 20, 2036
  1-M-4              $3,023,000               (7)                May 20, 2036
  1-M-5              $3,082,000               (8)                May 20, 2036
  1-M-6              $3,023,000               (9)                May 20, 2036
  1-CE                  (10)                 (10)                May 20, 2036
 Swap-IO                (11)                 (12)                May 20, 2036
 1-P(13)                $100                  N/A                May 20, 2036

(1)   Interest will accrue on the Class 1-A-1 Group 1 Upper-Tier Interest during each Interest Accrual Period at a rate equal to the lesser of (a) the lesser of (i) Certificate One-Month LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) 11.00% and (b) the Group
      1 Cap.

(2)   Interest will accrue on the Class 1-A-2 Group 1 Upper-Tier Interest during each Interest Accrual Period at a rate equal to the lesser of (a) the lesser of (i) Certificate One-Month LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) 11.00% and (b) the Group
      1 Cap.

(3)   Interest will accrue on the Class 1-A-3 Group 1 Upper-Tier Interest during each Interest Accrual Period at a rate equal to the lesser of (a) the lesser of (i) Certificate One-Month LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) 11.00% and (b) the Group
      1 Cap.

(4)   Interest will accrue on the Class 1-M-1 Group 1 Upper-Tier Interest during each Interest Accrual Period at a rate equal to the lesser of (a) the lesser of (i) Certificate One-Month LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) 11.00% and (b) the Group
      1 Cap.

(5)   Interest will accrue on the Class 1-M-2 Group 1 Upper-Tier Interest during each Interest Accrual Period at a rate equal to the lesser of (a) the lesser of (i) Certificate One-Month LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) 11.00% and (b) the Group
      1 Cap.

(6)   Interest will accrue on the Class 1-M-3 Group 1 Upper-Tier Interest during each Interest Accrual Period at a rate equal to the lesser of (a) the lesser of (i) Certificate One-Month LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) 11.00% and (b) the Group
      1 Cap.

(7)   Interest will accrue on the Class 1-M-4 Group 1 Upper-Tier Interest during each Interest Accrual Period at a rate equal to the lesser of (a) the lesser of (i) Certificate One-Month LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) 11.00% and (b) the Group
      1 Cap.

                                       -7-

(8)   Interest will accrue on the Class 1-M-5 Group 1 Upper-Tier Interest during each Interest Accrual Period at a rate equal to the lesser of (a) the lesser of (i) Certificate One-Month LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) 11.00% and (b) the Group
      1 Cap.

(9)   Interest will accrue on the Class 1-M-6 Group 1 Upper-Tier Interest during each Interest Accrual Period at a rate equal to the lesser of (a) the lesser of (i) Certificate One-Month LIBOR plus the Certificate Margin of the corresponding Class of Certificates and (ii) 11.00% and (b) the Group
      1 Cap.

(10)  Solely for REMIC purposes, the Class 1-CE Group 1 Upper-Tier Interest (i)
      will have an Initial Class Certificate Balance equal to the Initial
      Overcollateralization Amount and (ii) will bear interest at its
      Pass-Through Rate on the Notional Amount of the Class 1-CE Certificates.

(11)  The Class Swap-IO Interest will not have a principal balance.

(12)  The Class Swap-IO Interest will receive 100% of the amounts received in respect of the Class MR1IO Interest.

(13)  The Class 1-P Group 1 Upper-Tier Interest will not bear interest.

(14)  Solely for purposes of Treasury Regulations Section 1.860G-1(a)(4)(iii),
      the Distribution Date in the month following the maturity date for the
      Mortgage Loan with the latest maturity date has been designated as the
      "latest possible maturity date" for each Class of Group 1 Upper-Tier
      Interests.

                                       -8-

                       AGGREGATE GROUP X LOWER-TIER REMIC

      As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Group 2 Mortgage Loans, the Group 3 Mortgage Loans and the Group 4 Mortgage Loans as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Aggregate Group X Lower-Tier REMIC." The Class X-LR Interest will represent the sole class of "residual interests" in the Aggregate Group X Lower-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Aggregate Group X Lower-Tier REMIC
Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Aggregate Group X Lower-Tier Interests.
None of the Aggregate Group X Lower-Tier Interests will be certificated.

------------------------------------------------------------------------------------------
                                                 UNCERTIFICATED
                                                AGGREGATE GROUP X
                 INITIAL UNCERTIFICATED         LOWER-TIER REMIC          LATEST POSSIBLE
DESIGNATION             BALANCE                PASS-THROUGH RATE          MATURITY DATE(1)
------------------------------------------------------------------------------------------

    2-L              $22,900,753.60               Variable (2)              May 20, 2036
   2-LS                 $973.63                   Variable (2)              May 20, 2036
    3-L             $210,673,988.91               Variable (2)              May 20, 2036
   3-LS                $8,954.94                  Variable (2)              May 20, 2036
    4-L              $34,015,410.05               Variable (2)              May 20, 2036
   4-LS                $1,445.86                  Variable (2)              May 20, 2036

(1)   Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Aggregate
      Group X Lower-Tier Interest.

(2)   Calculated in accordance with the definition of "Uncertificated Aggregate
      Group X Lower-Tier REMIC Pass-Through Rate" herein.

                                       -9-

                            GROUP 5 LOWER-TIER REMIC

      As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Group 5 Mortgage Loans as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Group 5 Lower-Tier REMIC." The Class 5-LR Interest will represent the sole class of "residual interests" in the Group 5 Lower-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Group 5 Lower-Tier REMIC Pass-Through Rate,
the initial Uncertificated Balance, and solely for purposes of satisfying
Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Group 5 Lower-Tier Interests. None of the Group 5
Lower-Tier Interests will be certificated.

--------------------------------------------------------------------------------------------
                                            UNCERTIFICATED GROUP 5
                INITIAL UNCERTIFICATED   LOWER-TIER REMIC PASS-THROUGH     LATEST POSSIBLE
DESIGNATION            BALANCE                       RATE                  MATURITY DATE(1)
--------------------------------------------------------------------------------------------

    5-L            $465,796,413.67               Variable (2)                May 20, 2036

(1)   Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Aggregate
      Group X Lower-Tier Interest.

(2)   Calculated in accordance with the definition of "Uncertificated Aggregate
      Group X Lower-Tier REMIC Pass-Through Rate" herein.

                                      -10-

                       AGGREGATE GROUP 6 LOWER-TIER REMIC

      As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Group 6-A Mortgage Loans and the Group 6-B Mortgage Loans as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Aggregate Group 6
Lower-Tier REMIC." The Class 6-LR Interest will represent the sole class of
"residual interests" in the Aggregate Group 6 Lower-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Aggregate Group 6 Lower-Tier REMIC Pass-Through
Rate, the initial Uncertificated Balance, and solely for purposes of satisfying
Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Aggregate Group 6 Lower-Tier Interests. None of the
Aggregate Group 6 Lower-Tier Interests will be certificated.

------------------------------------------------------------------------------------------
                                                 UNCERTIFICATED
                                                AGGREGATE GROUP 6
                 INITIAL UNCERTIFICATED         LOWER-TIER REMIC          LATEST POSSIBLE
DESIGNATION             BALANCE                PASS-THROUGH RATE          MATURITY DATE(1)
------------------------------------------------------------------------------------------

   6-A-L            $128,785,281.14               Variable (2)             May 20, 2036
  6-A-LS               $6,439.72                  Variable (2)             May 20, 2036
   6-B-L            $320,624,591.30               Variable (2)             May 20, 2036
  6-B-LS               $16,032.62                 Variable (2)             May 20, 2036

(1)   Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Aggregate
      Group 6 Lower-Tier Interest.

(2)   Calculated in accordance with the definition of "Uncertificated Aggregate
      Group 6 Lower-Tier REMIC Pass-Through Rate" herein.

                                      -11-

                       SHIFTING INTEREST MIDDLE-TIER REMIC

      As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Aggregate Group X
Lower-Tier Interests, the Group 5 Lower-Tier Interests and the Aggregate Group 6
Lower-Tier Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Shifting Interest
Middle-Tier REMIC." The Class SI-MR Interest will represent the sole class of
"residual interests" in the Shifting Interest Middle-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Shifting Interest Middle-Tier REMIC Pass-Through
Rate, the initial Uncertificated Balance, and solely for purposes of satisfying
Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Shifting Interest Middle-Tier Interests. None of the
Shifting Interest Middle-Tier Interests will be certificated.

-----------------------------------------------------------------------------------------------
                                                  UNCERTIFICATED SHIFTING
                   INITIAL UNCERTIFICATED      INTEREST MIDDLE-TIER REMIC      LATEST POSSIBLE
DESIGNATION               BALANCE                    PASS-THROUGH RATE         MATURITY DATE(1)
-----------------------------------------------------------------------------------------------

  2-A-MR1              $21,928,000.00                  Variable (2)              May 20, 2036
  2-A-MR2                 $100.00                      Variable (2)              May 20, 2036
  3-A-MR1             $210,728,000.00                  Variable (2)              May 20, 2036
  4-A-MR1              $32,571,000.00                  Variable (2)              May 20, 2036
  5-A-MR1             $116,303,000.00                  Variable (2)              May 20, 2036
  5-A-MR2             $333,190,000.00                  Variable (2)              May 20, 2036
 6-A-A-MR1            $122,352,000.00                  Variable (2)              May 20, 2036
 6-B-A-MR1            $304,608,000.00                  Variable (2)              May 20, 2036
  XB-MR1               $6,959,000.00                   Variable (2)              May 20, 2036
  XB-MR2               $1,605,000.00                   Variable (2)              May 20, 2036
  XB-MR3               $1,071,000.00                   Variable (2)              May 20, 2036
  XB-MR4                $669,000.00                    Variable (2)              May 20, 2036
  XB-MR5                $535,000.00                    Variable (2)              May 20, 2036
  XB-MR6                $932,413.00                    Variable (2)              May 20, 2036
  5B-MR1               $9,782,000.00                   Variable (2)              May 20, 2036
  5B-MR2               $2,562,000.00                   Variable (2)              May 20, 2036
  5B-MR3               $1,397,000.00                   Variable (2)              May 20, 2036
  5B-MR4                $932,000.00                    Variable (2)              May 20, 2036
  5B-MR5                $698,000.00                    Variable (2)              May 20, 2036
  5B-MR6                $932,413.00                    Variable (2)              May 20, 2036
  6-B-MR1              $6,742,000.00                   Variable (2)              May 20, 2036
  6-B-MR2              $3,595,000.00                   Variable (2)              May 20, 2036
  6-B-MR3              $1,348,000.00                   Variable (2)              May 20, 2036
  6-B-MR4              $1,798,000.00                   Variable (2)              May 20, 2036
  6-B-MR5              $1,124,000.00                   Variable (2)              May 20, 2036
  6-B-MR6              $1,123,000.00                   Variable (2)              May 20, 2036
  6-B-MR7              $1,349,000.00                   Variable (2)              May 20, 2036

                                      -12-

-----------------------------------------------------------------------------------------------
                                                  UNCERTIFICATED SHIFTING
                   INITIAL UNCERTIFICATED      INTEREST MIDDLE-TIER REMIC      LATEST POSSIBLE
DESIGNATION               BALANCE                    PASS-THROUGH RATE         MATURITY DATE(1)
-----------------------------------------------------------------------------------------------

  6-B-MR8              $899,000.00                    Variable (2)               May 20, 2036
  6-B-MR9             $1,348,000.00                   Variable (2)               May 20, 2036
 6-B-MR10             $1,798,000.00                   Variable (2)               May 20, 2036
 6-B-MR11             $1,348,344.00                   Variable (2)               May 20, 2036

(1)   Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Shifting
      Interest Middle-Tier Interest.

(2)   Calculated in accordance with the definition of "Uncertificated Shifting
      Interest Middle-Tier REMIC Pass-Through Rate" herein.

                                      -13-

                       SHIFTING INTEREST UPPER-TIER REMIC

      As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Uncertificated Shifting
Interest Middle-Tier Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Shifting Interest
Upper-Tier REMIC." The Class SI-UR Interest will represent the sole class of
"residual interests" in the Shifting Interest Upper-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth (or describes)
the designation, the Interest Rate, and Initial Balance for each Shifting
Interest Upper-Tier Interest comprising the "regular interests" in the Shifting
Interest Upper-Tier REMIC for purposes of the REMIC Provisions and solely for purposes of Satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the
"latest possible maturity date" for each class of Shifting Interest Upper-Tier
Interests.

--------------------------------------------------------------------------------
                                                              LATEST POSSIBLE
DESIGNATION         INITIAL BALANCE        INTEREST RATE     MATURITY DATE (14)
--------------------------------------------------------------------------------
   2-A-1             $20,954,000.00             (1)            May 20, 2036
   2-A-2              $974,000.00               (1)            May 20, 2036
   2-A-R                  $100                  (2)            May 20, 2036
   3-A-1            $192,774,000.00             (3)            May 20, 2036
   3-A-2             $8,954,000.00              (3)            May 20, 2036
   4-A-1             $15,000,000.00             (4)            May 20, 2036
   4-A-2             $12,229,000.00             (4)            May 20, 2036
   4-A-3             $3,896,000.00              (4)            May 20, 2036
   4-A-4             $1,446,000.00              (4)            May 20, 2036
   5-A-1            $100,000,000.00             (5)            May 20, 2036
   5-A-2            $249,587,000.00             (6)            May 20, 2036
   5-A-3             $83,603,000.00             (6)            May 20, 2036
   5-A-4             $16,303,000.00             (5)            May 20, 2036
   5-A-X                  (7)                   (7)            May 20, 2036
   6-A-1            $115,912,000.00             (8)            May 20, 2036
   6-A-2             $6,440,000.00              (8)            May 20, 2036
   6-A-3            $288,576,000.00             (9)            May 20, 2036
   6-A-4             $16,023,000.00             (9)            May 20, 2036
   X-B-1             $6,959,000.00             (10)            May 20, 2036
   X-B-2             $1,605,000.00             (10)            May 20, 2036
   X-B-3             $1,071,000.00             (10)            May 20, 2036
   X-B-4              $669,000.00              (10)            May 20, 2036
   X-B-5              $535,000.00              (10)            May 20, 2036
   X-B-6              $932,413.00              (10)            May 20, 2036
   5-B-1             $9,782,000.00              (5)            May 20, 2036
   5-B-2             $2,562,000.00              (5)            May 20, 2036
   5-B-3             $1,397,000.00              (5)            May 20, 2036
   5-B-4              $932,000.00               (5)            May 20, 2036

                                      -14-

--------------------------------------------------------------------------------
                                                              LATEST POSSIBLE
DESIGNATION         INITIAL BALANCE        INTEREST RATE     MATURITY DATE (14)
--------------------------------------------------------------------------------
   5-B-5             $698,000.00                (5)            May 20, 2036
   5-B-6             $932,413.00                (5)            May 20, 2036
   6-B-1            $6,742,000.00              (11)            May 20, 2036
   6-B-2            $3,595,000.00              (11)            May 20, 2036
   6-B-3            $1,348,000.00              (11)            May 20, 2036
   6-B-4            $1,798,000.00              (11)            May 20, 2036
   6-B-5            $1,124,000.00              (11)            May 20, 2036
   6-B-6            $1,123,000.00              (11)            May 20, 2036
   6-B-7            $1,349,000.00              (11)            May 20, 2036
   6-B-8             $899,000.00               (11)            May 20, 2036
   6-B-9            $1,348,000.00              (11)            May 20, 2036
  6-B-10            $1,798,000.00              (11)            May 20, 2036
  6-B-11            $1,348,344.00              (11)            May 20, 2036

(1)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2
      Mortgage Loans (based on the Stated Principal Balances of the Group 2
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date). For United States federal income tax purposes, interest will accrue on these Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 2-A-MR1
      Interest.

(2)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2
      Mortgage Loans (based on the Stated Principal Balances of the Group 2
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date). For United States federal income tax purposes, interest will accrue on these Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 2-A-MR2
      Interest.

(3)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3
      Mortgage Loans (based on the Stated Principal Balances of the Group 3
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date). For United States federal income tax purposes, interest will accrue on these Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 3-A-MR1
      Interest.

(4)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4
      Mortgage Loans (based on the Stated Principal Balances of the Group 4
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date). For United States federal income tax purposes, interest will accrue on these Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 4-A-MR1
      Interest.

(5)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5
      Mortgage Loans (based on the Stated Principal Balances of the Group 5
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date). For United States federal income tax purposes, interest will accrue on these Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 5-A-MR1, Class
      5B-MR1, Class 5B-MR2, Class 5B-MR3, Class 5B-MR4, Class 5B-MR5 and Class
      5B-MR6 Interest.

(6)   Through the Distribution Date in February 2016, interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based on the Stated Principal Balances of the Group 5 Mortgage Loans on the due
      date in the month preceding the month of such Distribution Date) minus
      0.61856626%. On and after the Distribution Date in March 2016, interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5
      Mortgage Loans (based on the Stated Principal Balances of the Group 5
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date). For United States federal income tax purposes, interest will accrue on these Certificates through the Distribution Date in February 2016 at a per annum rate equal to the weighted average of the
      Class 5-A-MR2 Interest minus 0.61856626%, and on and after the
      Distribution Date in March 2016 at a per annum rate equal to the weighted average of the Class 5-A-MR2 Interest.

(7)   The Class 5-A-X Certificates will have no principal balance. Interest will accrue on the Class 5-A-X Certificates through the Distribution Date in
      February 2016 at rate equal to 0.61856626% per annum and will accrue interest on a Notional Balance equal to the sum of the Class Certificate
      Balance of the Class 5-A-2 and Class 5-A-3 Certificates, which with respect to the first Distribution Date will be approximately $333,190,000.
      The pass-through rate on the Class 5-A-X Certificates will be zero on and after the Distribution Date in March 2016. For United States federal income tax purposes, through the Distribution Date in February 2016, these
      Certificates will be entitled to a specified portion of the interest that accrues on the Class 5-A-MR2 Interest and after such Distribution Date these Certificates will not be entitled to any interest.

(8)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-A
      Mortgage Loans (based on the Stated Principal Balances of the Group 6-A
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date). For United States federal income tax purposes, interest will accrue on these Certificates as of any

                                      -15-

      Distribution Date at a per annum rate equal to the weighted average of the
      Class 6-A-A-MR1 Interest.

(9)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-B
      Mortgage Loans (based on the Stated Principal Balances of the Group 6-B
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date). For United States federal income tax purposes, interest will accrue on these Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 6-B-A-MR1
      Interest.

(10)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan Group
      2, Loan Group 3 and Loan Group 4) of the weighted average of the Net
      Mortgage Interest Rates of each of the Group 2 Mortgage Loans, Group 3
      Mortgage Loans and Group 4 Mortgage Loans (based on the Stated Principal
      Balances of the Mortgage Loans in the related Loan Group on the due date in the month preceding the month of such Distribution Date). For United
      States federal income tax purposes, interest will accrue on these
      Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class XB-MR1, Class XB-MR2, Class XB-MR3, Class
      XB-MR4, Class XB-MR5 and Class XB-MR6 Interest.

(11)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan Group
      6-A and Loan Group 6-B) of the weighted average of the Net Mortgage
      Interest Rates of each of the Group 6-A Mortgage Loans and Group 6-B
      Mortgage Loans (based on the Stated Principal Balances of the Mortgage
      Loans in the related Loan Group on the due date in the month preceding the month of such Distribution Date). For United States federal income tax purposes, interest will accrue on these Certificates as of any
      Distribution Date at a per annum rate equal to the weighted average of the
      Class 6-B-MR1, Class 6-B-MR2, Class 6-B-MR3, Class 6-B-MR4, Class 6-B-MR5
      and Class 6-B-MR6 Interest.

                                      -16-

                             SUMMARY OF CERTIFICATES

      The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

-------------------------------------------------------------------------------------------
                                                                                 INTEGRAL
                       INITIAL CLASS              PASS-                        MULTIPLES IN
                    CERTIFICATE BALANCE          THROUGH        MINIMUM         EXCESS OF
CLASSES             OR NOTIONAL AMOUNT            RATE        DENOMINATION       MINIMUM
-------------------------------------------------------------------------------------------

Class 1-A-1          $415,186,000                  (1)           $1,000             $1
Class 1-A-2          $99,554,000                   (1)           $1,000             $1
Class 1-A-3          $60,451,000                   (1)           $1,000             $1
Class 2-A-R          $100                          (2)            $100              N/A
Class 2-A-1          $20,954,000                   (2)           $1,000             $1
Class 2-A-2          $974,000                      (2)           $1,000             $1
Class 3-A-1          $192,774,000                  (3)           $1,000             $1
Class 3-A-2          $8,954,000                    (3)           $1,000             $1
Class 4-A-1          $15,000,000                   (4)           $1,000             $1
Class 4-A-2          $12,229,000                   (4)           $1,000             $1
Class 4-A-3          $3,896,000                    (4)           $1,000             $1
Class 4-A-4          $1,446,000                    (4)           $1,000             $1
Class 5-A-1          $100,000,000                  (5)           $1,000             $1
Class 5-A-2          $249,587,000                  (6)           $1,000             $1
Class 5-A-3          $83,603,000                   (6)           $1,000             $1
Class 5-A-4          $16,303,000                   (5)           $1,000             $1
Class 5-A-X          $333,190,000                  (7)         $1,000,000           $1
Class 6-A-1          $115,912,000                  (8)           $1,000             $1
Class 6-A-2          $6,440,000                    (8)           $1,000             $1
Class 6-A-3          $288,576,000                  (9)           $1,000             $1
Class 6-A-4          $16,032,000                   (9)           $1,000             $1
Class 1-M-1          $6,045,000                    (1)           $25,000            $1
Class 1-M-2          $9,007,000                    (1)           $25,000            $1
Class 1-M-3          $3,023,000                    (1)           $25,000            $1
Class 1-M-4          $3,023,000                    (1)           $25,000            $1
Class 1-M-5          $3,082,000                    (1)           $25,000            $1
Class 1-M-6          $3,023,000                    (1)           $25,000            $1
Class X-B-1          $6,959,000                   (10)           $25,000            $1
Class X-B-2          $1,605,000                   (10)           $25,000            $1
Class X-B-3          $1,071,000                   (10)           $25,000            $1
Class X-B-4          $669,000                     (10)           $25,000            $1
Class X-B-5          $535,000                     (10)           $25,000            $1
Class X-B-6          $535,426                     (10)           $25,000            $1
Class 5-B-1          $9,782,000                    (5)           $25,000            $1
Class 5-B-2          $2,562,000                    (5)           $25,000            $1
Class 5-B-3          $1,397,000                    (5)           $25,000            $1

                                      -17-

-------------------------------------------------------------------------------------------
                                                                                 INTEGRAL
                       INITIAL CLASS              PASS-                        MULTIPLES IN
                    CERTIFICATE BALANCE          THROUGH        MINIMUM         EXCESS OF
CLASSES             OR NOTIONAL AMOUNT            RATE        DENOMINATION       MINIMUM
-------------------------------------------------------------------------------------------

Class 5-B-4          $932,000                      (5)           $25,000            $1
Class 5-B-5          $698,000                      (5)           $25,000            $1
Class 5-B-6          $932,413                      (5)           $25,000            $1
Class 6-B-1          $6,742,000                   (11)           $25,000            $1
Class 6-B-2          $3,595,000                   (11)           $25,000            $1
Class 6-B-3          $1,348,000                   (11)           $25,000            $1
Class 6-B-4          $1,798,000                   (11)           $25,000            $1
Class 6-B-5          $1,124,000                   (11)           $25,000            $1
Class 6-B-6          $1,123,000                   (11)           $25,000            $1
Class 6-B-7          $1,349,000                   (11)           $25,000            $1
Class 6-B-8          $899,000                     (11)           $25,000            $1
Class 6-B-9          $1,348,000                   (11)           $25,000            $1
Class 6-B-10         $1,798,000                   (11)           $25,000            $1
Class 6-B-11         $1,348,344                   (11)           $25,000            $1
Class 1-CE                  (12)                  (12)             N/A              N/A
Class 1-P            $100                         (13)             N/A              N/A

(1)   For each Distribution Date occurring prior to and including the applicable
      Optional Termination Date, interest will accrue on these Certificates at a per annum rate equal to the lesser of (i) the lesser of (a) the sum of
      Certificate One-Month LIBOR and 0.170%, 0.280%, 0.300%, 0.370%, 0.520%,
      0.600%, 1.150%, 1.250% and 1.250% with respect to the Class 1-A-1, Class
      1-A-2, Class 1-A-3, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4,
      Class 1-M-5 and Class 1-M-6 Certificates, respectively, and (b) 11.00% and
      (ii) the Group 1 Cap. On each Distribution Date following the applicable
      Optional Termination Date, interest will accrue on the these Certificates at a per annum rate equal to the lesser of (i) the lesser of (a) the sum of Certificate One-Month LIBOR and 0.340%, 0.560%, 0.600%, 0.555%, 0.780%,
      0.900%, 1.725%, 1.875% and 1.875% with respect to the Class 1-A-1, Class
      1-A-2, Class 1-A-3, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4,
      Class 1-M-5 and Class 1-M-6 Certificates, respectively, and (b) 11.00% and
      (ii) the Group 1 Cap.

(2)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2
      Mortgage Loans (based on the Stated Principal Balances of the Group 2
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date).

(3)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3
      Mortgage Loans (based on the Stated Principal Balances of the Group 3
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date).

(4)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4
      Mortgage Loans (based on the Stated Principal Balances of the Group 4
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date).

(5)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5
      Mortgage Loans (based on the Stated Principal Balances of the Group 5
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date).

(6)   Through the Distribution Date in February 2016, interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 5 Mortgage Loans (based on the Stated Principal Balances of the Group 5 Mortgage Loans on the due
      date in the month preceding the month of such Distribution Date) minus
      0.61856626%. For the initial Distribution Date in May 2006, this rate is expected to be approximately 5.250000% per annum. On and after the
      Distribution Date in March 2016, interest will accrue on these
      Certificates at a per annum rate equal to the weighted average of the Net
      Mortgage Interest Rates of the Group 5 Mortgage Loans (based on the Stated
      Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7)   Interest will accrue on the Class 5-A-X Certificates through the
      Distribution Date in February 2016 at rate equal to 0.61856626% per annum and will accrue interest on a notional balance equal to the sum of the
      Class Certificate Balance of the Class 5-A-2 and Class 5-A-3 Certificates,
      which with respect to the first Distribution Date will be approximately
      $333,190,000. The pass-through rate on the Class 5-A-X Certificates will be zero on and after the Distribution Date in March 2016.

                                      -18-

(8)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-A
      Mortgage Loans (based on the Stated Principal Balances of the Group 6-A
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date).

(9)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-B
      Mortgage Loans (based on the Stated Principal Balances of the Group 6-B
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date).

(10)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan Group
      2, Loan Group 3 and Loan Group 4) of the weighted average of the Net
      Mortgage Interest Rates of each of the Group 2 Mortgage Loans, Group 3
      Mortgage Loans and Group 4 Mortgage Loans (based on the Stated Principal
      Balances of the Mortgage Loans in the related Loan Group on the due date in the month preceding the month of such Distribution Date).

(11)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan Group
      6-A and Loan Group 6-B) of the weighted average of the Net Mortgage
      Interest Rates of each of the Group 6-A Mortgage Loans and Group 6-B
      Mortgage Loans (based on the Stated Principal Balances of the Mortgage
      Loans in the related Loan Group on the due date in the month preceding the month of such Distribution Date).

(12)  Solely for REMIC purposes, the Class 1-CE Certificates will (i) have an initial Class Certificate Balance equal to the Initial
      Overcollateralization Amount and (ii) will bear interest on their Notional
      Amount at their Pass-Through Rate.

(13)  The Class 1-P Certificates will not bear interest.

                                      -19-

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

      10-K Filing Deadline: As defined in Section 3.22(c).

      1933 Act: The Securities Act of 1933, as amended.

      60+ Day Delinquent Loan: For each Distribution Date, each Group 1 Mortgage
Loan (including each Group 1 Mortgage Loan in foreclosure and each Group 1
Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing
Date) with respect to which any portion of a Monthly Payment is, as of the Due
Date in the prior calendar month, two months or more past due and each Group 1
Mortgage Loan relating to an REO Property.

      Accrued Certificate Interest: For any Distribution Date and each Class of
Certificates (other than the Class 1-CE or Class 1-P Certificates), one month's interest accrued during the related Interest Accrual Period at the applicable
Pass-Through Rate on the applicable Class Certificate Balance minus, in the case of the Offered Group 1 Certificates, each Class' Interest Percentage of Relief
Act Reductions related to any Group 1 Mortgage for such Distribution Date.

      Additional Disclosure Notification: The form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K
Disclosure or Form 8-K Disclosure Information which is attached hereto as
Exhibit V.

      Additional Form 10-D Disclosure: As defined in Section 3.22(b).

      Additional Form 10-K Disclosure: As defined in Section 3.22(d).

      Additional Servicer: A Subcontractor engaged by the Master Servicer or the
Securities Administrator that is a "servicer" within the meaning of Item 1101 of
Regulation AB and meets any of the criteria in Item 1108(a)(2)(i) through (iii)
of Regulation AB.

      Adjusted Pool Amount: With respect to any Distribution Date and Loan
Group, the Cut-off Date Pool Principal Balance of the Mortgage Loans of such
Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments,
Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to
Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized
Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-off Date through the end of the month preceding such Distribution Date.

                                      -20-

      Administrative Fees: With respect to any Loan Group, the sum of (a) the related Servicing Fee, (b) the related Master Servicing Fee and (c) with respect to Loan Group 1, Loan Group 6-A and Loan Group 6-B only and any Mortgage Loan in
Loan Group 1, Loan Group 6-A or Loan Group 6-B covered a LPMI Policy, a fee based on the LPMI Fee Rate.

      Administrative Fee Rate: With respect to each Mortgage Loan, an amount equal to the sum of the related Servicing Fee Rate and the Master Servicing Fee
Rate and, in the case of Loan Group 1, Loan Group 6-A and Loan Group 6-B only, the weighted average of the LPMI Fee Rates (weighted based upon the LPMI Fee
Rate payable on any Mortgage Loan and the Stated Principal Balance of such
Mortgage Loan) payable on any Mortgage Loan in Loan Group 1, Loan Group 6-A or
Loan Group 6-B covered by a LPMI Policy (determined, in each case, as of the Due
Date in the month preceding the month of the related Distribution Date).

      Advance: A Periodic Advance or a Servicing Advance.

      Advance Date: As to any Distribution Date and each Mortgage Loan, the
Business Day preceding the related Remittance Date.

      Aggregate Group 6: Group 6A and Group 6B.

      Aggregate Group 6 Lower-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

      Aggregate Group 6 Lower-Tier Distribution Amount: As defined in Section
5.02(a)(ix) hereof.

      Aggregate Group 6 Lower-Tier REMIC: As defined in the Preliminary
Statement, the assets of which consist of the Group 6-A and Group 6-B Mortgage
Loans, such amounts as shall be held in the Aggregate Group 6 Lower-Tier
Certificate Sub-Account, the insurance policies, if any, relating to a Group 6-A or Group 6-B Mortgage Loan and property which secured a Group 6-A or Group 6-B
Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

      Aggregate Group 6 Senior Percentage: With respect to any Distribution Date and Aggregate Loan Group 6, the percentage, carried to six places rounded up, obtained by dividing (i) the Class Certificate Balance of the Senior
Certificates in Aggregate Group 6 immediately prior to such Distribution Date, by (ii) the Pool Stated Principal Balance of Aggregate Loan Group 6 for such
Distribution Date.

      Aggregate Group 6 Subordinate Certificates: Class 6-B-1, Class 6-B-2,
Class 6-B-3, Class 6-B-4, Class 6-B-5, Class 6-B-56, Class 6-B-7, Class 6-B-8,
Class 6-B-9, Class 6-B-10 and Class 6-B-11 Certificates.

      Aggregate Group 6 Subordinate Percentage: With respect to any Distribution
Date and Aggregate Loan Group 6, the percentage, carried to six places rounded up, obtained by dividing (i) the aggregate Class Certificate Balance of the
Aggregate Group 6 Subordinate Certificates

                                      -21-

immediately prior to such Distribution Date, by (ii) the Pool Stated Principal
Balance of Aggregate Loan Group 6 for such Distribution Date.

      Aggregate Group 6 Undercollateralized Amount: As defined in Section 5.02.

      Aggregate Group 6 Undercollateralized Group: As defined in Section 5.02.

      Aggregate Group X: Group 2, Group 3 and Group 4.

      Aggregate Group X Lower-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

      Aggregate Group X Lower-Tier Distribution Amount: As defined in Section
5.02(a)(vii) hereof.

      Aggregate Group X Lower-Tier REMIC: As defined in the Preliminary
Statement, the assets of which consist of the Group 2, Group 3 and Group 4
Mortgage Loans, such amounts as shall be held in the Aggregate Group X
Lower-Tier Certificate Sub-Account, the insurance policies, if any, relating to a Group 2, Group 3 or Group 4 Mortgage Loan and property which secured a Group
2, Group 3 or Group 4 Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

      Aggregate Group X Senior Percentage: With respect to any Distribution Date and Aggregate Loan Group X, the percentage, carried to six places rounded up, obtained by dividing (i) the sum of the aggregate Class Certificate Balance of the Senior Certificates in Aggregate Group X immediately prior to such
Distribution Date, by (ii) the Pool Stated Principal Balance of Aggregate Loan
Group X for such Distribution Date.

      Aggregate Group X Subordinate Certificates: Class X-B-1, Class X-B-2,
Class X-B-3, Class X-B-4, Class X-B-5 and Class X-B-6 Certificates.

      Aggregate Group X Subordinate Percentage: With respect to any Distribution
Date and Aggregate Loan Group X, the percentage, carried to six places rounded up, obtained by dividing (i) the sum of the aggregate Class Certificate Balance of the Aggregate Group X Subordinate Certificates immediately prior to such
Distribution Date, by (ii) the Pool Stated Principal Balance of Aggregate Loan
Group X for such Distribution Date.

      Aggregate Group X Undercollateralized Amount: As defined in Section 5.02.

      Aggregate Group X Undercollateralized Group: As defined in Section 5.02.

      Aggregate Loan Group 6: The Group 6-A and Group 6-B Mortgage Loans.

      Aggregate Loan Group X: The Group 2, Group 3 and Group 4 Mortgage Loans.

      Aggregate Overcollateralization Release Amount: With respect to any
Distribution Date, the lesser of (i) the Group 1 Principal Remittance Amount and
(ii) the Overcollateralization Release Amount.

                                      -22-

      Agreement:  This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

      Applied Realized Loss Amount: With respect to each Distribution Date prior to and on the Distribution Date on which the aggregate Class Certificate Balance of the Group 1 Certificates (other than the Class 1-CE and Class 1-P
Certificates) is reduced to zero, the excess, if any, of the aggregate of (a)
the Class Certificate Balances of the Group 1 Certificates (other than the Class
1-CE and the Class 1-P Certificates) after taking into account the distribution of the Group 1 Principal Distribution Amount on such Distribution Date and any increase in any Class Certificate Balance of the Group 1 Certificates as a
result of Recoveries) over (b) the aggregate Stated Principal Balance of Loan
Group 1 as of the Due Date in the month of such Distribution Date.

      Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan or, in certain cases, an automated valuation model (if applicable) or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the
Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model (if applicable) or tax assessed value, or
(ii) the appraised value determined in an appraisal made at the request of a
Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

      Assessment of Compliance: As defined in Section 3.21(a).

      Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

      Attestation Report: As defined in Section 3.21(b).

      Authenticating Agents: As defined in Section 9.10.

      Available Funds: As to any Distribution Date and Group 1 Mortgage Loans,
the amount equal to (A) the sum (less amounts available for reimbursement to the
Servicers of Advances and expenses pursuant to the applicable Servicing
Agreement, amounts reimbursable or payable to the Master Servicer, Securities
Administrator or Trustee pursuant to this Agreement) of: (i) each payment of principal or interest on a Group 1 Mortgage Loan due on the Due Date in the
month of such Distribution Date and received by the Servicers on or prior to the
Determination Date for such Distribution Date, including any Advances made by the related Servicer relating to Group 1 Mortgage Loans with respect thereto or
Compensating Interest paid by the related Servicer relating to Group 1 Mortgage
Loans with respect thereto, (ii) all Principal Prepayments on the Group 1
Mortgage Loans received by the applicable Servicer during the prior calendar month, (iii) the Insurance Proceeds, Recoveries and Net Liquidation Proceeds
actually collected by the Servicers with respect to the Group 1 Mortgage Loans during the prior calendar month, (iv) with respect to Defective Mortgage Loans repurchased with respect to the prior calendar month, the

                                      -23-

Repurchase Price, (v) any Substitution Adjustment Amounts received during the prior calendar month and (vi) any amounts received in connection with the
Optional Termination of the Group 1 Mortgage Loans and related property of the
Trust as of such Distribution Date less (B) any amounts payable to the
Supplemental Interest Trust for payment to the Swap Provider (including any Net
Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event).

      Back-up Certification: As defined in Section 3.22(f).

      BAFC: Banc of America Funding Corporation.

      BAMCC: Banc of America Mortgage Capital Corporation.

      BANA: Bank of America, National Association, a national banking association, or its successor in interest.

      BANA Servicing Agreement: The Servicing Agreement, dated April 28, 2006, by and between BAFC, as depositor, and BANA, as servicer.

      Book-Entry Certificate: All Classes of Certificates other than the
Physical Certificates.

      BPP Mortgage Loan: Any Mortgage Loan which includes a Borrowers Protection
Plan(R) addendum to the related Mortgage Note whereby BANA agrees to cancel (i)
certain payments of principal and interest on such Mortgage Loan for up to twelve months upon the disability or involuntary unemployment of the Mortgagor or (ii) the outstanding principal balance of the Mortgage Loan upon the accidental death of the Mortgagor; provided that such Borrowers Protection
Plan(R) has not been terminated in accordance with its terms.

      BPP Mortgage Loan Payment: With respect to any BPP Mortgage Loan, the
Monthly Covered Amount or Total Covered Amount, if any, payable by BANA pursuant to Section 7(c) of the Mortgage Loan Purchase Agreement.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New
York, the states in which the servicing offices of any Servicer are located, the state or states in which the master servicing offices of the Master Servicer are located or the state or states in which the Corporate Trust Offices of the
Trustee and the Securities Administrator are located are required or authorized by law or executive order to be closed.

      Buy-Down Account: The separate Eligible Account or Accounts created and maintained by a Servicer as set forth in Section 3.08.

      Buy-Down Agreement: An agreement governing the application of Buy-Down
Funds with respect to a Buy-Down Mortgage Loan.

      Buy-Down Funds: Money advanced by a builder, seller or other interested party to reduce a Mortgagor's monthly payment during the initial years of a
Buy-Down Mortgage Loan.

                                      -24-

      Buy-Down Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buy-Down Agreement, the monthly interest payments made by the related
Mortgagor will be less than the scheduled monthly interest payments on such
Mortgage Loan, with the resulting difference in interest payments being provided from Buy-Down Funds.

      Calculated Principal Distribution:  As defined in Section 5.04(d).

      Cap Carryover Amount: If on any Distribution Date the Accrued Certificate
Interest for any Class of Group 1 Certificates is based upon the Group 1 Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date based on the related Pass-Through Rate
(without regard to the Group 1 Cap), over (ii) the amount of interest such Class received on such Distribution Date based on the Group 1 Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such Class).

      Cap Carryover Reserve Account: The Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.09(i) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Holders of the Offered Group 1 Certificates and designated "Wells Fargo Bank,
N.A., as Securities Administrator for U.S. Bank National Association, as
Trustee, in trust for registered holders of Banc of America Funding Corporation
Mortgage Pass-Through Certificates, Series 2006-D." Funds in the Cap Carryover
Reserve Account shall be held in trust for the Holders of the Offered Group 1
Certificates for the uses and purposes set forth in this Agreement.

      Certificate: Any of the Banc of America Funding Corporation Mortgage
Pass-Through Certificates, Series 2006-D that are issued pursuant to this
Agreement.

      Certificate Account: The Eligible Account created and maintained by the
Securities Administrator pursuant to Section 3.09(b) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Certificateholders and designated "Wells Fargo Bank, N.A., as Securities
Administrator for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through
Certificates, Series 2006-D." The Certificate Account shall be deemed to consist of fifteen sub-accounts; one for each of the Loan Groups (the "Loan Group 1
Sub-Account," "Loan Group 2 Sub-Account," "Loan Group 3 Sub-Account," "Loan
Group 4 Sub-Account," "Loan Group 5 Sub-Account," "Loan Group 6-A Sub-Account"
and "Loan Group 6-B Sub-Account"), and one for each of the Group 1 Lower-Tier
Certificate Sub-Account, the Group 1 Middle-Tier Certificate Sub-Account, the
Group 1 Upper-Tier Certificate Sub-Account, the Aggregate Group X Lower-Tier
Certificate Sub-Account, the Group 5 Lower-Tier Certificate Sub-Account, the
Aggregate Group 6 Lower-Tier Certificate Sub-Account, the Shifting Interest
Middle-Tier Certificate Sub-Account and the Shifting Interest Upper-Tier
Certificate Sub-Account. Funds in the Certificate Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this
Agreement.

      Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the
Securities Administrator.

                                      -25-

      Certificate Margin: With respect to each Class of Offered Group 1
Certificates, the following percentages:

                                   ON OR PRIOR TO OPTIONAL    AFTER THE OPTIONAL
                                      TERMINATION DATE         TERMINATION DATE
                                   -----------------------    ------------------
      Class 1-A-1 Certificates             0.170%                   0.340%
      Class 1-A-2 Certificates             0.280%                   0.560%
      Class 1-A-3 Certificates             0.300%                   0.600%
      Class 1-M-1 Certificates             0.370%                   0.555%
      Class 1-M-2 Certificates             0.520%                   0.780%
      Class 1-M-3 Certificates             0.600%                   0.900%
      Class 1-M-4 Certificates             1.150%                   1.725%
      Class 1-M-5 Certificates             1.250%                   1.875%
      Class 1-M-6 Certificates             1.250%                   1.875%

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any
Definitive Certificate, the Certificateholder of such Certificate.

      Certificate Register: The register maintained pursuant to Section 6.02.

      Certificate Registrar: The registrar appointed pursuant to Section 6.02.

      Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the
Securities Administrator shall not be responsible for knowing that any
Certificate is registered in the name of an affiliate of the Depositor or the
Master Servicer unless one of its Responsible Officers has actual knowledge thereof.

      Certificate One-Month LIBOR: As to any Distribution Date, the arithmetic mean of London Interbank offered rate quotations for one-month U.S. Dollar deposits, as determined by the Securities Administrator in accordance with
Section 5.10.

      CHL: Countrywide Home Loans, Inc.

      Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-3,
Class 2-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1,
Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 5-A-1, Class 5-A-2, Class 5-A-3,
Class 5-A-4, Class 5-A-X, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 6-A-4,
Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4,

                                      -26-

Class 1-M-5, Class 1-M-6, Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4,
Class X-B-5, Class X-B-6, Class 5-B-1, Class 5-B-2, Class 5-B-3, Class 5-B-4,
Class 5-B-5, Class 5-B-6, Class 6-B-1, Class 6-B-2, Class 6-B-3, Class 6-B-4,
Class 6-B-5, Class 6-B-6, Class 6-B-7, Class 6-B-8, Class 6-B-9, Class 6-B-10,
Class 6-B-11, Class 1-CE and Class 1-P Certificates, as the case may be. The
Class Swap-IO Interest shall also be considered a class of REMIC regular interests.

      Class 1-A Certificates: The Class 1-A-1, Class 1-A-2 and Class 1-A-3
Certificates, each of which represents (i) the corresponding Group 1 Upper-Tier
Interest for purposes of the REMIC Provisions, (ii) the right to receive the related Cap Carryover Amounts and (iii) the obligation to pay the Class IO
Distribution Amount.

      Class 1-A-3 Realized Loss Amortization Amount: As to the Class 1-A-3
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class 1-A-3 Certificates as of such Distribution
Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) and (B)(i) hereof, in each case for such Distribution Date.

      Class 1-CE Certificates: The Class 1-CE Certificates, which represent (i)
the corresponding Group 1 Upper-Tier Interest for purposes of the REMIC
Provisions, (ii) the obligation to pay Cap Carryover Amounts and Swap
Termination Payments and (iii) the right to receive and the obligation to pay the Class IO Distribution Amount.

      Class 1-CE Distributable Amount: With respect to any Distribution Date, the sum of (i) the interest accrued on the Class 1-CE Certificates at their
Pass-Through Rate calculated on their Notional Amount less the amount (without duplication) of Cap Carryover Amounts paid pursuant to Section 5.03(c)(i)(U),
(ii) any remaining Aggregate Overcollateralization Release Amounts and (iii) the
amounts remaining in (A) the Cap Carryover Reserve Account after the distributions in Section 3.09(i) and (B) the Supplemental Interest Trust in
respect of the Swap Account after distributions in Section 5.03(g)(i) through
(viii).

      Class 1-M Certificates: The Class 1-M-1, Class 1-M-2, Class 1-M-3, Class
1-M-4, Class 1-M-5 and Class 1-M-6 Certificates, each of which represents (i)
the corresponding Group 1 Upper-Tier Interest for purposes of the REMIC
Provisions, (ii) the right to receive the related Cap Carryover Amounts and
(iii) the obligation to pay the Class IO Distribution Amount.

      Class 1-M-1 Principal Distribution Amount: As of any Distribution Date on
or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Group 1 Senior Certificates (after taking into account the payment of the Group
1 Senior Principal Distribution Amount on such Distribution Date) and (ii) the
Class Certificate Balance of the Class 1-M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 92.30% and
(ii) the aggregate Stated Principal Balance for Loan Group 1 as of the Due Date
in the month of such Distribution Date and (b) the amount by which the aggregate
Stated Principal Balance for Loan Group 1 as of the Due Date in the month of such Distribution Date exceeds the product of (i) 0.35% and (ii) the Cut-off
Date Pool Principal Balance for Loan Group 1.

                                      -27-

      Class 1-M-1 Realized Loss Amortization Amount: As to the Class 1-M-1
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class 1-M-1 Certificates as of such Distribution
Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) through (D) hereof, in each case for such Distribution Date.

      Class 1-M-2 Principal Distribution Amount: As of any Distribution Date on
or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Group 1 Senior Certificates (after taking into account the payment of the Group
1 Senior Principal Distribution Amount on such Distribution Date), (ii) the
Class Certificate Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution Amount on such
Distribution Date) and (iii) the Class Certificate Balance of the Class 1-M-2
Certificates immediately prior to such Distribution Date over (y) the lesser of
(a) the product of (i) 95.28% and (ii) the aggregate Stated Principal Balance for Loan Group 1 as of the Due Date in the month of such Distribution Date and
(b) the amount by which the aggregate Stated Principal Balance for Loan Group 1 as of the Due Date in the month of such Distribution Date exceeds the product of
(i) 0.35% and (ii) the Cut-off Date Pool Principal Balance for Loan Group 1.

      Class 1-M-2 Realized Loss Amortization Amount: As to the Class 1-M-2
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class 1-M-2 Certificates as of such Distribution
Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) through (G) hereof, in each case for such Distribution Date.

      Class 1-M-3 Principal Distribution Amount: As of any Distribution Date on
or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Group 1 Senior Certificates (after taking into account the payment of the Group
1 Senior Principal Distribution Amount on such Distribution Date), (ii) the
Class Certificate Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution Amount on such
Distribution Date), (iii) the Class Certificate Balance of the Class 1-M-2
Certificates (after taking into account the payment of the Class 1-M-2 Principal
Distribution Amount on such Distribution Date) and (iv) the Class Certificate
Balance of the Class 1-M-3 Certificates immediately prior to such Distribution
Date over (y) the lesser of (a) the product of (i) 96.28% and (ii) the aggregate
Stated Principal Balance for Loan Group 1 as of the Due Date in the month of such Distribution Date and (b) the amount by which the aggregate Stated
Principal Balance for Loan Group 1 as of the Due Date in the month of such
Distribution Date exceeds the product of (i) 0.35% and (ii) the Cut-off Date
Pool Principal Balance for Loan Group 1.

      Class 1-M-3 Realized Loss Amortization Amount: As to the Class 1-M-3
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class 1-M-3 Certificates as of such Distribution
Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) through (J) hereof, in each case for such Distribution Date.

                                      -28-

      Class 1-M-4 Principal Distribution Amount: As of any Distribution Date on
or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Group 1 Senior Certificates (after taking into account the payment of the Group
1 Senior Principal Distribution Amount on such Distribution Date), (ii) the
Class Certificate Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution Amount on such
Distribution Date), (iii) the Class Certificate Balance of the Class 1-M-2
Certificates (after taking into account the payment of the Class 1-M-2 Principal
Distribution Amount on such Distribution Date), (iv) the Class Certificate
Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal Distribution Amount on such Distribution Date) and
(v) the Class Certificate Balance of the Class 1-M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i)
97.28% and (ii) the aggregate Stated Principal Balance for Loan Group 1 as of the Due Date in the month of such Distribution Date and (b) the amount by which the aggregate Stated Principal Balance for Loan Group 1 as of the Due Date in
the month of such Distribution Date exceeds the product of (i) 0.35% and (ii)
the Cut-off Date Pool Principal Balance for Loan Group 1.

      Class 1-M-4 Realized Loss Amortization Amount: As to the Class 1-M-4
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class 1-M-4 Certificates as of such Distribution
Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in Section 5.03(c)(i)(A) through (M) hereof, in each case for such Distribution Date.

      Class 1-M-5 Principal Distribution Amount: As of any Distribution Date on
or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Group 1 Senior Certificates (after taking into account the payment of the Group
1 Senior Principal Distribution Amount on such Distribution Date), (ii) the
Class Certificate Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution Amount on such
Distribution Date), (iii) the Class Certificate Balance of the Class 1-M-2
Certificates (after taking into account the payment of the Class 1-M-2 Principal
Distribution Amount on such Distribution Date), (iv) the Class Certificate
Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal Distribution Amount on such Distribution Date), (v)
the Class Certificate Balance of the Class 1-M-4 Certificates immediately prior to such Distribution Date (after taking into account the payment of the Class
1-M-4 Principal Distribution Amount on such Distribution Date) and (vi) the
Class Certificate Balance of the Class 1-M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) 98.30% and
(ii) the aggregate Stated Principal Balance for Loan Group 1 as of the Due Date
in the month of such Distribution Date and (b) the amount by which the aggregate
Stated Principal Balance for Loan Group 1 as of the Due Date in the month of such Distribution Date exceeds the product of (i) 0.35% and (ii) the Cut-off
Date Pool Principal Balance for Loan Group 1.

      Class 1-M-5 Realized Loss Amortization Amount: As to the Class 1-M-5
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class 1- M-5 Certificates as of such Distribution
Date and (y) the excess of (i) the Monthly

                                      -29-

Excess Cashflow Amount over (ii) the sum of the amounts described in
Section 5.03(c)(i)(A) through (P) hereof, in each case for such Distribution
Date.

      Class 1-M-6 Principal Distribution Amount: As of any Distribution Date on
or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the aggregate Class Certificate Balance of the
Group 1 Senior Certificates (after taking into account the payment of the Group
1 Senior Principal Distribution Amount on such Distribution Date), (ii) the
Class Certificate Balance of the Class 1-M-1 Certificates (after taking into account the payment of the Class 1-M-1 Principal Distribution Amount on such
Distribution Date), (iii) the Class Certificate Balance of the Class 1-M-2
Certificates (after taking into account the payment of the Class 1-M-2 Principal
Distribution Amount on such Distribution Date), (iv) the Class Certificate
Balance of the Class 1-M-3 Certificates (after taking into account the payment of the Class 1-M-3 Principal Distribution Amount on such Distribution Date), (v)
the Class Certificate Balance of the Class 1-M-4 Certificates (after taking into account the payment of the Class 1-M-4 Principal Distribution Amount on such
Distribution Date), (vi) the Class Certificate Balance of the Class 1-M-5
Certificates (after taking into account the payment of the Class 1-M-5 Principal
Distribution Amount on such Distribution Date) and (vii) the Class Certificate
Balance of the Class 1-M-6 Certificates immediately prior to such Distribution
Date over (y) the lesser of (a) the product of (i) 99.30% and (ii) the aggregate
Stated Principal Balance for Loan Group 1 as of the Due Date in the month of such Distribution Date and (b) the amount by which the aggregate Stated
Principal Balance for Loan Group 1 as of the Due Date in the month of such
Distribution Date exceeds the product of (i) 0.35% and (ii) the Cut-off Date
Pool Principal Balance for Loan Group 1.

      Class 1-M-6 Realized Loss Amortization Amount: As to the Class 1-M-6
Certificates and as of any Distribution Date, the lesser of (x) the Unpaid
Realized Loss Amount for the Class 1-M-6 Certificates as of such Distribution
Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in 5.03(c)(i)(A) through (S) hereof, in each case for such Distribution Date.

      Class 1-P Certificates: The Class 1-P Certificates, which represent the corresponding Group 1 Upper-Tier Interest for purposes of the REMIC Provisions and are entitled to distributions in respect of their Class Certificate Balance and certain Prepayment Charges as set forth herein.

      Class 2-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 2, the amount, if any, by which the Class Certificate Balance of the Class 2-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b) to such Class, without regard to the operation of Section 5.04(d).

      Class 2-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 2, the lesser of
(a) the Class Certificate Balance of the Class 2-A-2 Certificate with respect to such Distribution Date prior to any reduction for the Class 2-A-2 Loss
Allocation Amount and (b) the Class 2-A-1 Loss Amount with respect to such
Distribution Date.

                                      -30-

      Class 2-A-R Certificates: The Class 2-A-R Certificates, which represent the ownership of the Class 1-UR Interest, the Class 1-MR Interest, the Class
1-LR Interest, the Class SI-UR Interest, the Class SI-MR Interest, the Class
X-LR Interest, the Class 5-LR Interest and the Class 6-LR Interest.

      Class 3-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 3, the amount, if any, by which the Class Certificate Balance of the Class 3-A-1 Certificate would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b) to such Class, without regard to the operation of Section 5.04(d).

      Class 3-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 3, the lesser of
(a) the Class Certificate Balance of the Class 3-A-2 Certificate with respect to such Distribution Date prior to any reduction for the Class 3-A-2 Loss
Allocation Amount and (b) the Class 3-A-1 Loss Amount with respect to such
Distribution Date.

      Class 4-A Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 4, the amount, if any, by which the Class Certificate Balances of the Class 4-A-1, Class 4-A-2 and Class
4-A-3 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b) to such Classes, without regard to the operation of Section 5.04(d).

      Class 4-A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 4, the lesser of
(a) the Class Certificate Balance of the Class 4-A-4 Certificate with respect to such Distribution Date prior to any reduction for the Class 4-A-4 Loss
Allocation Amount and (b) the Class 4-A Loss Amount with respect to such
Distribution Date.

      Class 5-A Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 5, the amount, if any, by which the Class Certificate Balances of the Class 5-A-1, Class 5-A-2 and Class
5-A-3 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b) to such Classes, without regard to the operation of Section 5.04(d).

      Class 5-A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 5, the lesser of
(a) the Class Certificate Balance of the Class 5-A-4 Certificate with respect to such Distribution Date prior to any reduction for the Class 5-A-4 Loss
Allocation Amount and (b) the Class 5-A Loss Amount with respect to such
Distribution Date.

      Class 5-A-X Notional Amount: With respect to each Distribution Date through the Distribution Date in February 2016 and the Class 5-A-X Certificates,
an amount equal to the sum of the Class Certificate Balances of the Class 5-A-2
and Class 5-A-3 Certificates. With respect to each Distribution Date on or after
March 2016, zero.

                                      -31-

      Class 5-B Certificates: Class 5-B-1, Class 5-B-2, Class 5-B-3, Class
5-B-4, Class 5-B-5 and Class 5-B-6 Certificates.

      Class 6-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 6-A, the amount, if any, by which the Class Certificate Balance of the Class 6-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b) to such Class, without regard to the operation of Section 5.04(d).

      Class 6-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 6-A, the lesser of
(a) the Class Certificate Balance of the Class 6-A-2 Certificate with respect to such Distribution Date prior to any reduction for the Class 6-A-2 Loss
Allocation Amount and (b) the Class 6-A-1 Loss Amount with respect to such
Distribution Date.

      Class 6-A-3 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date for Loan Group 6-B, the amount, if any, by which the Class Certificate Balance of the Class 6-A-3 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b) to such Class, without regard to the operation of Section 5.04(d).

      Class 6-A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Loan Group 6-B, the lesser of
(a) the Class Certificate Balance of the Class 6-A-4 Certificate with respect to such Distribution Date prior to any reduction for the Class 6-A-4 Loss
Allocation Amount and (b) the Class 6-A-3 Loss Amount with respect to such
Distribution Date.

      Class B Certificates: The Class X-B-1, Class X-B-2, Class X-B-3, Class
X-B-4, Class X-B-5, Class X-B-6, Class 5-B-1, Class 5-B-2, Class 5-B-3, Class
5-B-4, Class 5-B-5, Class 5-B-6, Class 6-B-1, Class 6-B-2, Class 6-B-3, Class
6-B-4, Class 6-B-5, Class 6-B-56, Class 6-B-7, Class 6-B-8, Class 6-B-9, Class
6-B-10 and Class 6-B-11 Certificates.

      Class Certificate Balance: With respect to (a) any Class of Shifting
Interest Certificates (other than the Class 5-A-X Certificates) and any date of determination, and subject to Section 5.04(e), an amount equal to the Initial
Class Certificate Balance of such Class minus (A) the sum of (i) all distributions of principal made with respect thereto, (ii) all reductions in
Class Certificate Balance previously allocated thereto pursuant to Section
5.04(b) and (iii) in the case of the Class 2-A-2, Class 3-A-2, Class 4-A-4,
Class 5-A-4, Class 6-A-2 and Class 6-A-4 Certificates, any reduction allocated thereto pursuant to Section 5.04(d) plus (B) the sum of (i) all increases in
Class Certificate Balance previously allocated thereto pursuant to Section
5.04(b) and (ii) in the case of the Class 2-A-2, Class 3-A-2, Class 4-A-4, Class
5-A-4, Class 6-A-2 and Class 6-A-4 Certificates, any increases allocated thereto pursuant to Section 5.04(d); and (b) any Class of Group 1 Certificates (other than the Class 1-CE Certificates) and any date of determination, and subject to
Section 5.04(e), an amount equal to the Initial Class Certificate Balance of such Class minus (A) the sum of (i) all distributions of principal made with respect thereto and (ii) any Applied Realized Loss Amounts previously

                                      -32-

allocated thereto pursuant to Section 5.04(g) plus (B) any Recoveries previously allocated to such Class of Group 1 Certificates.

      With respect to the Class 1-CE Certificates and any date of determination, the excess, if any, of the then aggregate Uncertificated Balances of the
Uncertificated Group 1 Middle-Tier Interests over the aggregate Class
Certificate Balances of the Group 1 Certificates (other than the Class 1-CE
Certificates) then outstanding.

      With respect to any Group 1 Upper-Tier Interest (other than the Class
Swap-IO Interest) and any date of determination, the Class Certificate Balance of the corresponding Class of Group 1 Certificates.

      Class Interest Shortfall: For any Distribution Date and each Class of
Shifting Interest Certificates, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

      Class IO Distribution Amount: As defined in Section 5.12(c) hereof. For the purposes of clarity, the Class IO Distribution Amount for any Distribution
Date shall equal the amount payable to the Supplemental Interest Trust on such
Distribution Date in excess of the amount payable on the Class Swap-IO Interest on such Distribution Date, all as further provided in Section 5.12(c) hereof.

      Class Swap-IO Interest: An uncertificated interest in the Trust Estate evidencing a Group 1 Upper-Tier Interest for purposes of the REMIC Provisions.

      Class Unpaid Interest Shortfall: As to any Distribution Date and each
Class of Shifting Interest Certificates, the amount by which the aggregate Class
Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution
Dates pursuant to clause (ii) of the definition of "Interest Distribution
Amount."

      Closing Date: April 28, 2006.

      Code: The Internal Revenue Code of 1986, as amended.

      Commission: The U.S. Securities and Exchange Commission.

      Compensating Interest: With respect to any Distribution Date and Servicer, an amount equal to the lesser of (a) the aggregate Servicing Fee payable to such
Servicer for the Mortgage Loans serviced by such Servicer as of the Due Date of the month preceding the month of such Distribution Date and (b) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans serviced by such
Servicer resulting from Principal Prepayments on such Mortgage Loans during the calendar month preceding the month of such Distribution Date; provided, however,
Compensating Interest payable for any month by BANA will be limited to one-twelfth of 0.2500% of the aggregate Stated Principal Balance of the Mortgage
Loans serviced by BANA (calculated as of the Remittance Date relating to such
Distribution Date).

                                      -33-

      Compliance Statement: As defined in Section 3.20.

      Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

      Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

      Cooperative Loans: Any of the Mortgage Loans made in respect of a
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a
Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a
Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

      Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

      Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

      Corporate Trust Office: With respect to the Trustee, the office of the
Trustee, which office at the date of the execution of this instrument is located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention:
Corporate Trust Services, BAFC, Series 2006-D, or at such other address as the
Trustee may designate from time to time by notice to the Certificateholders, the
Depositor, the Securities Administrator and the Master Servicer. With respect to the Securities Administrator, the principal corporate trust office of the
Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road,
Columbia, Maryland 21045-1951, Attention: Corporate Trust Services - BAFC
2006-D, and for certificate transfer purposes is located at Sixth Street and
Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust
Services - BAFC 2006-D, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the
Depositor, the Trustee and the Master Servicer.

      Corresponding Group 1 Classes: With respect the Group 1 Middle-Tier REMIC and the Group 1 Upper-Tier REMIC, the following Classes shall be Corresponding
Group 1 Classes:

                                      -34-

--------------------------------------------------------------------------------
CORRESPONDING GROUP 1                        CORRESPONDING GROUP 1
MIDDLE-TIER REMIC CLASSES                    UPPER-TIER REMIC CLASSES
--------------------------------------------------------------------------------
MR1A1                                        Class 1-A-1

MR1A2                                        Class 1-A-2

MR1A3                                        Class 1-A-3

MR1M1                                        Class 1-M-1

MR1M2                                        Class 1-M-2

MR1M3                                        Class 1-M-3

MR1M4                                        Class 1-M-4

MR1M5                                        Class 1-M-5

MR1M6                                        Class 1-M-6

MR1P                                         Class 1-P

MR1IO                                        Class Swap-IO

      Corresponding Shifting Interest Upper-Tier Class or Classes: As to the
following Uncertificated Shifting Interest Middle-Tier Interests, the
Corresponding Shifting Interest Upper-Tier Class or Classes as follows:

------------------------------------------------------------------------------------------
UNCERTIFICATED SHIFTING INTEREST             CORRESPONDING SHIFTING INTEREST
MIDDLE-TIER INTEREST                         UPPER-TIER CLASS OR CLASSES
------------------------------------------------------------------------------------------

Class 2-A-MR1 Interest                       Class 2-A-1 and Class 2-A-2 Certificates
Class 2-A-MR2 Interest                       Class 2-A-R Certificates
Class 3-A-MR1 Interest                       Class 3-A-1 and Class 3-A-2 Certificates
Class 4-A-MR1 Interest                       Class 4-A-1, Class 4-A-2, Class 4-A-3 and
                                             Class 4-A-4 Certificates
Class 5-A-MR1 Interest                       Class 5-A-1 and Class 5-A-4 Certificates
Class 5-A-MR2 Interest                       Class 5-A-2, Class 5-A-3 and Class 5-A-X
                                             Certificates
Class 6-A-A-MR1 Interest                     Class 6-A-1 and Class 6-A-2 Certificates
Class 6-B-A-MR1 Interest                     Class 6-A-3 and Class 6-A-4 Certificates
Class XB-MR1 Interest                        Class X-B-1 Certificates
Class XB-MR2 Interest                        Class X-B-2 Certificates
Class XB-MR3 Interest                        Class X-B-3 Certificates
Class XB-MR4 Interest                        Class X-B-4 Certificates
Class XB-MR5 Interest                        Class X-B-5 Certificates

                                      -35-

------------------------------------------------------------------------------
UNCERTIFICATED SHIFTING INTEREST             CORRESPONDING SHIFTING INTEREST
MIDDLE-TIER INTEREST                         UPPER-TIER CLASS OR CLASSES
------------------------------------------------------------------------------

Class XB-MR6 Interest                        Class X-B-6 Certificates
Class 5B-MR1 Interest                        Class 5-B-1 Certificates
Class 5B-MR2 Interest                        Class 5-B-2 Certificates
Class 5B-MR3 Interest                        Class 5-B-3 Certificates
Class 5B-MR4 Interest                        Class 5-B-4 Certificates
Class 5B-MR5 Interest                        Class 5-B-5 Certificates
Class 5B-MR6 Interest                        Class 5-B-6 Certificates
Class 6-B-MR1 Interest                       Class 6-B-1 Certificates
Class 6-B-MR2 Interest                       Class 6-B-2 Certificates
Class 6-B-MR3 Interest                       Class 6-B-3 Certificates
Class 6-B-MR4 Interest                       Class 6-B-4 Certificates
Class 6-B-MR5 Interest                       Class 6-B-5 Certificates
Class 6-B-MR6 Interest                       Class 6-B-6 Certificates
Class 6-B-MR7 Interest                       Class 6-B-7 Certificates
Class 6-B-MR8 Interest                       Class 6-B-8 Certificates
Class 6-B-MR9 Interest                       Class 6-B-9 Certificates
Class 6-B-MR10 Interest                      Class 6-B-10 Certificates
Class 6-B-MR11 Interest                      Class 6-B-11 Certificates

      Countrywide: Countrywide Home Loans Servicing LP, in its capacity as servicer under the Countrywide Servicing Agreement.

      Countrywide Servicing Agreement: The Master Mortgage Loan Purchase and
Servicing Agreement, dated as of April 1, 2003, by and between BANA (as successor in interest to BAMCC) and CHL, as amended by (i) that certain
Amendment No. 1, dated as of July 1, 2003, by and among BAMCC, CHL and BANA,
(ii) that certain Amendment No. 2, dated as of September 1, 2004, by and among
BAMCC, CHL and BANA, (iii) that certain Amendment Reg AB to the Master Mortgage
Loan Purchase and Servicing Agreement, dated as of January 1, 2006, by and between CHL and BANA, (iv) that certain Purchase Confirmation, dated as of
September 29, 2004, by and between CHL and BANA and (v) the Assignment,
Assumption and Recognition Agreement, dated April 28, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer, Countrywide and CHL.

      Custodian: Initially, the Trustee and thereafter any custodian appointed by the Trustee pursuant to Section 9.12. A Custodian may (but need not) be the
Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. None of the Master Servicer, any
Servicer or the Depositor, or any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed
Custodian.

      Customary Servicing Procedures: With respect to (i) any Servicer, procedures (including collection procedures) that a Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same

                                      -36-

type as the Mortgage Loans in the jurisdictions in which the related Mortgaged
Properties are located and (ii) the Master Servicer, those master servicing procedures that constitute customary and usual standards of practice of prudent mortgage loan master servicers.

      Cut-off Date: April 1, 2006.

      Cut-off Date Pool Principal Balance: For each Loan Group, the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in such Loan Group which is $604,510,384 for Loan Group 1, $22,901,727 for Loan Group 2,
$210,682,944 for Loan Group 3, $34,016,856 for Loan Group 4, $465,796,414 for
Loan Group 5, $128,791,721 for Loan Group 6-A, $320,640,624 for Loan Group 6-B,
$267,601,527 for Aggregate Loan Group X and $449,432,345 for Aggregate Loan
Group 6.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

      Debt Service Reduction: As to any Mortgage Loan and any Determination
Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer of such Mortgage
Loan is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off
Date.

      Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

      Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

      Deficient Valuation: As to any Mortgage Loan and any Determination Date,
the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the
Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the applicable Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the

                                      -37-

applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off
Date.

      Definitive Certificates: As defined in Section 6.02(c)(iii).

      Delinquent: Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made by the close of business on the next scheduled Due
Date for such Mortgage Loan.

      Depositor: Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

      Depository: The Depository Trust Company, the nominee of which is Cede &
Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform
Commercial Code of the State of New York.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination Date: With respect to any Distribution Date and for each
Servicer, as defined in the applicable Servicing Agreement.

      Distribution Date: The 20th day of each month beginning in May 2006 (or, if such day is not a Business Day, the next Business Day).

      Document Transfer Event: The 60th day following the day on which either
(i) Wells Fargo Bank is no longer the Servicer of any of the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, N.A. or (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than "BBB-" by
Fitch.

      Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

      EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

      Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Securities Administrator and to each Rating Agency, the
Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that

                                      -38-

is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee, the Master Servicer and the Securities Administrator), acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible
Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Master Servicer or the
Securities Administrator.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA Restricted Certificates: Any of the Class 2-A-R, Class 1-CE, Class
1-P, Class X-B-4, Class X-B-5, Class X-B-6, Class 5-B-4, Class 5-B-5 and Class
5-B-6 Certificates, Class 6-B-9, Class 6-B-10 and Class 6-B-11 Certificates,

      Escrow Account: As defined in Section 3.08.

      Escrow Payments: The amounts constituting taxes, assessments, Primary
Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

      Events of Default: As defined in Section 8.01.

      Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated
Mortgage Loan, net of any amounts previously reimbursed to the applicable
Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iv), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such
Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      Extra Principal Distribution Amount: As of any Distribution Date, the
lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and
(y) the Overcollateralization Deficiency for such Distribution Date.

      FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

      Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
10.01.

      Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Securities Administrator.

                                      -39-

      FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of
1989, as amended.

      Fitch: Fitch Ratings, or any successor thereto.

      Fixed Payer Rate: The fixed rate payable with respect to each of the first
59 Distribution Dates, which is 5.319%.

      Fixed Swap Payment: With respect to any Distribution Date, a fixed amount equal to the related amount set forth in the Interest Rate Swap Agreement for such Distribution Date.

      Fixed Swap Payment: With respect to any Distribution Date, an amount equal to the "fixed amount" for such Distribution Date set forth in the Interest Rate
Swap Agreement for such Distribution Date.

      Floating Swap Payment: With respect to any Distribution Date, an amount equal to the product of (i) Swap LIBOR for such Distribution Date, (ii) the related Swap Notional Amount for such Distribution Date, and (iii) a fraction, the numerator of which is the actual number of days elapsed from and including the previous Distribution Date to but excluding the current Distribution Date
(or, for the first Distribution Date, the actual number of days elapsed from the
Closing Date to but excluding the first Distribution Date), and the denominator of which is 360.

      Form 8-K Disclosure Information: As defined in Section 3.22(e).

      Fractional Interest: As defined in Section 5.02(d).

      GreenPoint: GreenPoint Mortgage Funding, Inc., in its capacity as servicer under the GreenPoint Servicing Agreement.

      GreenPoint Servicing Agreements: (a) The Flow Sale and Servicing
Agreement, dated as of September 1, 2004, by and between BANA, as purchaser, and
GreenPoint, as seller, as amended by (i) that certain Amendment No. 1, dated as of October 1, 2004, by and between BANA and GreenPoint, (ii) that certain
Amendment No. 2, dated as of January 1, 2005, by and between BANA and
GreenPoint, (iii) that certain Amendment No. 3, dated as of May 1, 2005, by and between BANA and GreenPoint, (iv) that certain Amendment No. 4, dated as of June
2, 2005, by and between BANA and GreenPoint, (v) that certain Regulation AB
Compliance Addendum to the Flow Sale and Servicing Agreements, dated as of
January 1, 2006, by and between BANA and GreenPoint, and (vi) the Assignment,
Assumption and Recognition Agreement, dated April 28, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and GreenPoint, and (b) the Flow
Sale and Servicing Agreement, dated as of January 1, 2005, by and between BANA, as purchaser, and GreenPoint, as seller, as amended by (i) that certain
Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreements,
dated as of January 1, 2006, by and between BANA and GreenPoint and (ii) the
Assignment, Assumption and Recognition Agreement, dated April 28, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and GreenPoint.

                                      -40-

      Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the related Mortgage Loan Schedule as the "Gross Margin," which percentage is added to the Index on each Rate
Adjustment Date to determine (subject to rounding, the Periodic Cap and the Rate
Ceiling) the Mortgage Interest Rate on such Mortgage Loan until the next Rate
Adjustment Date.

      Group: Any of Group 1, Group 2, Group 3, Group 4, Group 5, Group 6-A or
Group 6-B.

      Group 1: The Group 1 Senior Certificates, the Class 1-M Certificates, the
Class 1-CE Certificates and the Class 1-P Certificates.

      Group 1 Cap: As of any Distribution Date and for the Certificates, a per
annum rate, adjusted by multiplying such rate by a fraction equal to 30 over the actual number of days elapsed in the related Interest Accrual Period, equal to
(i) the weighted average of the Net Mortgage Interest Rates for the Group 1
Mortgage Loans, weighted on the basis of the Stated Principal Balances of the
Group 1 Mortgage Loans on the Due Date in the month preceding the month of such
Distribution Date less (ii) any Net Swap Payment or Swap Termination Payment, if
any, deposited into the Supplemental Interest Trust for payment to the Swap
Provider (only if such Swap Termination Payment is not due to a Swap Provider
Trigger Event) expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment deposited into the Supplemental Interest Trust for payment to the Swap Provider multiplied by 12, and the denominator of which is equal to the aggregate Stated Principal
Balance of the Group 1 Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date. For any Distribution Date with respect to the Group 1 Upper-Tier Interests, the ownership of which is represented by the
Group 1 Certificates and the Class Swap-IO Interest, and for purposes of calculating the Marker Rate, the weighted average (adjusted for the actual number of days elapsed in the related Interest Accrual Period) of the
Uncertificated Group 1 Middle-Tier REMIC Pass-Through Rate on the Uncertificated
Group 1 Middle-Tier Interests (other than the Class MR1IO Interest), weighted on the basis of the Uncertificated Balance of each such Uncertificated Group 1
Middle-Tier Interest.

      Group 1 Interest Remittance Amount: As of any Distribution Date, (a) the
sum (net of related Administrative Fees and less amounts available for reimbursement to the Servicers of Advances and expenses pursuant to the applicable Servicing Agreement and amounts reimbursable or payable to the Master
Servicer, Securities Administrator and Trustee pursuant to this Agreement), without duplication, of (i) all interest due and collected or advanced with respect to the payments due on the Group 1 Mortgage Loans on the Due Date in the
calendar month in which such Distribution Date occurs and received by the
Servicers on or prior to the Determination Date for such Distribution Date (or in the case of any Monthly Covered Amount, the related Remittance Date), (ii)
all Compensating Interest paid by the Servicers for such Distribution Date with respect to the Group 1 Mortgage Loans, (iii) the portion of any payment in connection with any Principal Prepayment, substitution, Repurchase Price,
Insurance Proceeds or net Liquidation Proceeds relating to interest with respect to such Mortgage Loans received during the prior calendar month, (iv) on the
Distribution Date on which the Group 1 Mortgage Loans and related REO Property are purchased by the Master Servicer in accordance with Section 10.01 hereof, that portion of the purchase price therefor in respect of interest; and (v) any
Reimbursement Amount relating to the Group 1 Mortgage Loans received during the prior

                                      -41-

calendar month less (b) any amounts payable to the Supplemental Interest Trust for payment to the Swap Provider (including any Net Swap Payment and any Swap
Termination Payment owed to the Swap Provider but excluding any Swap Termination
Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event).

      Group 1 Lower-Tier Certificate Sub-Account: The sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

      Group 1 Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Group 1 Mortgage Loans, such amounts as shall be held in the Group 1 Lower-Tier Certificate Sub-Account, the insurance policies, if any, relating to a Group 1 Mortgage Loan and property which secured a Group 1
Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure. The Group 1 Lower-Tier REMIC will not include the Cap Carryover
Amounts, the Class IO Distribution Amount, the Cap Carryover Reserve Account,
the Interest Rate Swap Agreement, the Swap Account or the Supplemental Interest
Trust.

      Group 1 Middle-Tier Certificate Sub-Account: The sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

      Group 1 Middle-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Group 1 Lower-Tier Interests and
such amounts as shall be deemed held in the Group 1 Middle-Tier Certificate
Sub-Account.

      Group 1 Middle-Tier REMIC Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate
Stated Principal Balance of the Group 1 Mortgage Loans and related REO
Properties then outstanding and (ii) the Uncertificated Group 1 Middle-Tier
REMIC Pass-Through Rate for the Class MR1AA Interest minus the Marker Rate, divided by (b) 12.

      Group 1 Middle-Tier REMIC Overcollateralization Target Amount: 1.00% of
the Targeted Overcollateralization Amount.

      Group 1 Middle-Tier REMIC Overcollateralized Amount: With respect to any date of determination, (i) the aggregate Uncertificated Balances of the
Uncertificated Group 1 Middle-Tier Interests minus (ii) the aggregate of the
Uncertificated Balances of the Class MR1A1 Interest, the Class MR1A2 Interest,
the Class MR1A3 Interest, the Class MR1M1 Interest, the Class MR1M2 Interest,
the Class MR1M3 Interest, the Class MR1M4 Interest, the Class MR1M5 Interest,
the Class MR1M6 Interest and the Class MR1P Interest, in each case as of such date of determination.

      Group 1 Middle-Tier REMIC Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans and related REO
Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Balances of the Class MR1A1
Interest, the Class MR1A2 Interest, the Class MR1A3 Interest, the Class MR1M1
Interest, the Class MR1M2 Interest, the Class MR1M3 Interest, the

                                      -42-

Class MR1M4 Interest, the Class MR1M5 Interest and the Class MR1M6 Interest and
the denominator of which is the aggregate of the Uncertificated Balances of the
Class MR1A1 Interest, the Class MR1A2 Interest, the Class MR1A3 Interest, the
Class MR1M1 Interest, the Class MR1M2 Interest, the Class MR1M3 Interest, the
Class MR1M4 Interest, the Class MR1M5 Interest, the Class MR1M6 Interest and the
Class MR1ZZ Interest.

      Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

      Group 1 Principal Distribution Amount: As to any Distribution Date, the
sum of (i) the Group 1 Principal Remittance Amount minus the
Overcollateralization Release Amount, if any, and (ii) the Extra Principal
Distribution Amount, if any.

      Group 1 Principal Remittance Amount: With respect to any Distribution Date and Group 1 Mortgage Loans, to the extent of funds available therefor, the amount equal to (a) the sum (less amounts available for reimbursement to the
Servicers of Advances and expenses pursuant to the applicable Servicing
Agreement and amounts reimbursable or payable to the Master Servicer, Securities
Administrator and Trustee pursuant to this Agreement) of: (i) each payment of principal on a Mortgage Loan due on the Due Date in the month of such
Distribution Date and received by the Servicers on or prior to the related
Determination Date, and any Advances with respect thereto, (or in the case of any Monthly Covered Amount, the related Remittance Date), (ii) all Principal
Prepayments (other than Total Covered Amounts) received by the applicable
Servicer during the prior calendar month, and all Total Covered Amounts received and deposited in the applicable Servicer Custodial Account by the related
Remittance Date, (iii) Insurance Proceeds, net Liquidation Proceeds and
Recoveries allocable to principal actually collected by the applicable Servicer during the prior calendar month, (iv) with respect to Defective Mortgage Loans repurchased with respect to the prior calendar month, the portion of the
Repurchase Price allocable to principal, (v) any Substitution Adjustment Amounts paid during the prior calendar month and (vi) on the Distribution Date on which the Group 1 Mortgage Loans and related REO Property are purchased by the Master
Servicer in accordance with Section 10.01 hereof, that portion of the purchase price therefor in respect of principal less (b) to the extent any amounts payable to the Supplemental Interest Trust for payment to the Swap Provider
(including any Net Swap Payment and any Swap Termination Payment owed to the
Swap Provider but excluding any Swap Termination Payment owed to the Swap
Provider resulting from a Swap Provider Trigger Event) exceed the Group 1
Interest Remittance Amount for such Distribution Date (without giving effect to clause (b) of the definition of Group 1 Interest Remittance Amount), the amount of such excess.

      Group 1 Regular Certificate: Any of the Class 1-A Certificates, the Class
1-M Certificates, the Class 1-CE Certificates and the Class 1-P Certificates.

      Group 1 Senior Certificates: The Class 1-A-1, Class 1-A-2 and Class 1-A-3
Certificates.

      Group 1 Senior Principal Distribution Amount: As of any Distribution Date
(i) before the Stepdown Date or as to which a Trigger Event is in effect, the lesser of (a) the aggregate Class Certificate Balance of the Group 1 Senior
Certificates immediately prior to such Distribution Date and (b) the Group 1
Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the aggregate

                                      -43-

Class Certificate Balance of the Group 1 Senior Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) 90.30%
and (2) the aggregate Stated Principal Balance for Loan Group 1 as of the Due
Date in the month of such Distribution Date and (y) the amount by which the aggregate Stated Principal Balance for Loan Group 1 as of the Due Date in the
month of such Distribution Date exceeds the product of (1) 0.35% and (2) the
Cut-off Date Pool Principal Balance for Loan Group 1.

      Group 1 Upper-Tier Interest: The REMIC regular interests in the Group 1
Upper-Tier REMIC as set forth and designated in the Preliminary Statement, each of which (other than the Class Swap-IO Interest) corresponds to a Class of Group
1 Certificates with the same designation.

      Group 1 Upper-Tier Certificate Sub-Account: The sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

      Group 1 Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Group 1 Middle-Tier Interests and
such amounts as shall be deemed held in the Group 1 Upper-Tier Certificate
Sub-Account.

      Group 2: The Group 2 Senior Certificates.

      Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

      Group 2 Senior Certificates: The Class 2-A-R, Class 2-A-1 and Class 2-A-2
Certificates.

      Group 3: The Group 3 Senior Certificates.

      Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

      Group 3 Senior Certificates: The Class 3-A-1 and Class 3-A-2 Certificates.

      Group 4: The Group 4 Senior Certificates.

      Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

      Group 4 Senior Certificates: The Class 4-A-1, Class 4-A-2, Class 4-A-3 and
Class 4-A-4 Certificates.

      Group 5: The Group 5 Senior Certificates.

      Group 5 Lower-Tier Certificate Sub-Account: The sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

      Group 5 Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Group 5 Mortgage Loans, such amounts as shall be held in the Group 5 Lower-Tier Certificate Sub-Account, the insurance policies, if any, relating to a Group 5 Mortgage Loan and property which secured a Group 5
Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

                                      -44-

      Group 5 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-5 hereto.

      Group 5 Senior Certificates: The Class 5-A-1, Class 5-A-2, Class 5-A-3,
Class 5-A-4 and Class 5-A-X Certificates.

      Group 5 Senior Percentage: With respect to any Distribution Date and Loan
Group 5, the percentage, carried to six places rounded up, obtained by dividing
(i) the sum of the aggregate Class Certificate Balance of the Group 5 Senior
Certificates immediately prior to such Distribution Date, by (ii) the Pool
Stated Principal Balance of Loan Group 5 for such Distribution Date.

      Group 5 Subordinate Percentage: With respect to any Distribution Date and
Loan Group 5, the percentage, carried to six places rounded up, obtained by dividing (i) the sum of the aggregate Class Certificate Balance of the Class 5-B
Certificates immediately prior to such Distribution Date, by (ii) the Pool
Stated Principal Balance of Loan Group 5 for such Distribution Date.

      Group 6-A: The Group 6-A Senior Certificates.

      Group 6-A Mortgage Loan: Each Mortgage Loan listed on Exhibit D-6-A hereto.

      Group 6-A Senior Certificates: The Class 6-A-1 and Class 6-A-2
Certificates.

      Group 6-B: The Group 6-B Senior Certificates.

      Group 6-B Mortgage Loan: Each Mortgage Loan listed on Exhibit D-6-B hereto.

      Group 6-B Senior Certificates: The Class 6-A-3 and Class 6-A-4
Certificates.

      Group Subordinate Amount: For any Distribution Date and any of Loan Group
2, Loan Group 3, Loan Group 4, Loan Group 6-A or Loan Group 6-B, the excess of the Pool Stated Principal Balance for such Loan Group over the aggregate Class
Certificate Balance of the Senior Certificates of the Related Group immediately prior to such date.

      Holder: A Certificateholder.

      Indenture: An indenture relating to the issuance of net interest margin notes secured entirely or in part by all or a portion of the Class 1-CE, Class
1-P or Class 2-A-R Certificates, which may or may not be guaranteed by the NIMS
Insurer.

      Independent: When used with respect to any specified Person means such a
Person who (i) is in fact independent of the Depositor, the Trustee, the
Securities Administrator, the Master Servicer and the Servicers, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee, the Securities Administrator, the Master Servicer
or the Servicers or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Trustee, the Securities Administrator, the Master
Servicer or the Servicers as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar

                                      -45-

functions. When used with respect to any accountants, a Person who is
"independent" within the meaning of Rule 2-01(B) of the Commission's Regulation
S-X.

      Index: As to any Mortgage Loan and Rate Adjustment Date, the Six-Month
LIBOR Index, the One-Month LIBOR Index, the One-Year CMT Index or the One-Year
LIBOR Index. The Index applicable to each Mortgage Loan will be indicated on the related Mortgage Loan Schedule.

      Indirect Depository Participant: A Person for whom from time to time a
Depositor Participant effects book-entry transfers and pledges of securities deposited with the Depository.

      IndyMac: IndyMac Bank, F.S.B., in its capacity as servicer under the
IndyMac Servicing Agreement.

      IndyMac Servicing Agreement: (a) The Flow Sale and Servicing Agreement,
dated as of March 1, 2006, (b) the Memorandum of Sale, dated as of March 2,
2006, (c) the Memorandum of Sale, dated as of March 20, 2006, and (d) the
Assignment, Assumption and Recognition Agreement, dated April 28, 2006, each by and between BANA and IndyMac.

      Initial Class Certificate Balance: As to each Class of Certificates (other than the Class 1-CE Certificates), the Class Certificate Balance set forth in the Preliminary Statement.

      Initial Notional Amount: As to the Class 5-A-X Certificates, the Class
5-A-X Notional Amount set forth in the Preliminary Statement.

      Initial Overcollateralization Amount: $2,116,283.54.

      Insurance Policy: With respect to any Mortgage Loan included in the Trust
Estate, any Primary Mortgage Insurance Policy or any other insurance policy
(including any policy covering any Mortgage Loan or Mortgaged Property, including without limitation, any hazard insurance policy required pursuant to
Section 3.12, any title insurance policy described in Section 2.01 and any
Federal Housing Administration insurance policies and Department of Veterans
Affairs insurance policies), including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

      Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance
Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

      Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

      Interest Accrual Period: As to any Distribution Date and each Class of
Certificates (other than the Group 1 Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and each Class of Group 1
Certificates, the period from and including the Distribution Date in the prior month (or the

                                      -46-

Closing Date, in the case of the first period) to but not including the then current Distribution Date.

      Interest Carry Forward Amount: For any Class of Offered Group 1
Certificates and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest and any Interest Carry Forward Amount for the
prior Distribution Date, over the amount in respect of interest actually distributed on such Class on such prior Distribution Date and (b) interest on such excess at the applicable Pass-Through Rate for the related Interest Accrual
Period.

      Interest Distribution Amount: For any Distribution Date and each Class of
Shifting Interest Certificates, the sum of (i) Accrued Certificate Interest,
subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid
Interest Shortfall for such Class.

      Interest Only Certificates: The Class 5-A-X Certificates.

      Interest Percentage: With respect to any Class of Offered Group 1
Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such Class to the sum of the Accrued Certificate Interest for all Classes of Offered Group 1
Certificates, in each case with respect to such Distribution Date, without regard to Relief Act Reductions.

      Interest Rate Swap Agreement: The 2002 ISDA Master Agreement, dated as of
April 28, 2006 (together with the schedule thereto, the "Master Agreement"), between the Swap Provider and the Supplemental Interest Trust Trustee, and a
confirmation of the same date, which supplements and forms part of the Master
Agreement, the form of which has been attached hereto as Exhibit W.

      LIBOR Business Day: Any day on which banks in London, England and New York
City are open and conducting transactions in foreign currency and exchange.

      LIBOR Determination Date: With respect to the Offered Group 1
Certificates, (i) for the first Distribution Date, the second LIBOR Business Day preceding the Closing Date and (ii) for each subsequent Distribution Date, the second LIBOR Business Day prior to the immediately preceding Distribution Date.

      Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the applicable Servicer has certified (in accordance with the applicable Servicing
Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an
REO Property.

      Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged
Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

                                      -47-

      Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4,
Loan Group 5, Loan Group 6-A, Loan Group 6-B, Aggregate Loan Group 6 or
Aggregate Loan Group X.

      Loan Group 1: The Group 1 Mortgage Loans.

      Loan Group 2: The Group 2 Mortgage Loans.

      Loan Group 3: The Group 3 Mortgage Loans.

      Loan Group 4: The Group 4 Mortgage Loans.

      Loan Group 5: The Group 5 Mortgage Loans.

      Loan Group 6-A: The Group 6-A Mortgage Loans.

      Loan Group 6-B: The Group 6-B Mortgage Loans.

      Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged
Property.

      Losses: As defined in Section 5.11.

      Lower-Tier REMICs: The Group 1 Lower-Tier REMIC, the Aggregate Group X
Lower-Tier REMIC, the Group 5 Lower-Tier REMIC and the Aggregate Group 6
Lower-Tier REMIC.

      LPMI Fee Rate: With respect to the Mortgage Loans in Loan Group 1 that are covered by LPMI Policies, as defined in the applicable Servicing Agreement. With respect to the Mortgage Loans in Loan Group 6-A and Loan Group 6-B that are covered by LPMI Policies, 0.6700%.

      LPMI Policy: A lender-paid primary mortgage insurance policy.

      Marker Rate: With respect to the Class 1-CE Group 1 Upper-Tier Interest and the 1-Class 1-CE Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated Group 1
Middle-Tier REMIC Pass-Through Rates for the Class MR1A1 Interest, the Class
MR1A2 Interest, the Class MR1A3 Interest, the Class MR1M1 Interest, the Class
MR1M2 Interest, the Class MR1M3 Interest, the Class MR1M4 Interest, the Class
MR1M5 Interest, the Class MR1M6 Interest and the Class MR1ZZ Interest, (i) with the rate on each such Uncertificated Group 1 Middle-Tier Interest (other than the Class MR1ZZ Interest) subject to a cap equal to the lesser of (a)
Certificate One-Month LIBOR plus the Certificate Margin of its Corresponding
Group 1 Class and (b) the Group 1 Cap for the purposes of this calculation and
(ii) with the rate on the Class MR1ZZ Interest subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, calculations of the Uncertificated Group 1 Middle-Tier REMIC Pass-Through Rate
and the related caps with respect to each such Uncertificated Group 1
Middle-Tier Interest (other than the Class MR1ZZ Interest)

                                      -48-

shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

      Maximum MR1ZZ Uncertificated Accrued Interest Deferral Amount: With
respect to any Distribution Date, the excess of (a) accrued interest at the
Uncertificated Group 1 Middle-Tier REMIC Pass-Through Rate applicable to the
Class MR1ZZ Interest for such Distribution Date on a balance equal to the
Uncertificated Balance of the Class MR1ZZ Interest minus the Group 1 Middle-Tier
REMIC Overcollateralized Amount, in each case for such Distribution Date, over
(b) Uncertificated Accrued Interest on the Class MR1A1 Interest, the Class MR1A2
Interest, the Class MR1A3 Interest, the Class MR1M1 Interest, the Class MR1M2
Interest, the Class MR1M3 Interest, the Class MR1M4 Interest, the Class MR1M5
Interest, the Class MR1M6 Interest, each subject to a cap equal to the lesser of
(i) Certificate One-Month LIBOR plus the Certificate Margin of the related
Corresponding Group 1 Class for the purpose of this calculation and (ii) the
Group 1 Cap; provided, however, that for this purpose, calculations of the
Uncertificated Group 1 Middle-Tier REMIC Pass-Through Rate and the related caps with respect to Uncertificated Accrued Interest on the Class MR1A1 Interest, the
Class MR1A2 Interest, the Class MR1A3 Interest, the Class MR1M1 Interest, the
Class MR1M2 Interest, the Class MR1M3 Interest, the Class MR1M4 Interest, the
Class MR1M5 Interest, the Class MR1M6 Interest, shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest
Accrual Period and the denominator of which is 30.

      Master Servicer: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

      Master Servicer Custodial Account: The Eligible Account created and maintained by the Master Servicer pursuant to Section 3.09 in the name of the
Master Servicer for the benefit of the Certificateholders and designated "Wells
Fargo Bank, N.A., as Master Servicer, in trust for the registered holders of
Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series
2006-D."

      Master Servicer Custodial Account Reinvestment Income: For each
Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Master
Servicer Custodial Account.

      Master Servicing Fee: A fee payable to the Master Servicer in respect of its master servicing activities, with respect to each Mortgage Loan and
Distribution Date, which fee shall equal the product of (i) 1/12, (ii) the
Master Servicer Fee Rate, and (iii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month preceding the month of such
Distribution Date.

      Master Servicing Fee Rate: With respect to each Mortgage Loan, 0.0010% per annum.

      Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage
Loans whose name appears on a list of servicing officers furnished to the
Securities Administrator by the Master Servicer, as such list may from time to time be amended.

                                      -49-

      Master Servicing Transfer Costs: All reasonable costs and expenses
(including attorney's fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable
Mortgage Loans properly and effectively.

      MERS: As defined in Section 2.01(b)(iii).

      Middle-Tier REMICs: The Group 1 Middle-Tier REMIC and the Shifting
Interest Middle-Tier REMIC.

      Monthly Covered Amount: As defined in the Mortgage Loan Purchase
Agreement.

      Monthly Excess Cashflow Amount: For any Distribution Date, the sum of the
Monthly Excess Interest Amount for such Distribution Date, the
Overcollateralization Release Amount for such Distribution Date and (without duplication) any portion of the Group 1 Principal Distribution Amount remaining after principal distributions on the Offered Group 1 Certificates on such
Distribution Date.

      Monthly Excess Interest Amount: With respect to each Distribution Date, the amount, if any, by which the Group 1 Interest Remittance Amount for such
Distribution Date exceeds the aggregate amount distributed on such Distribution
Date to the Group 1 Certificates pursuant to Section 5.03(a) priorities first through eighth.

      Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service
Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan or the Monthly Covered Amount representing such scheduled monthly payment.

      Monthly Statement: As defined in Section 5.04(b).

      Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage
Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for

                                      -50-

such Mortgage Loan indicated on the related Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the applicable Index, as of the
Rate Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Rate
Ceiling applicable to such Mortgage Loan at any time during the life of such
Mortgage Loan..

      Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement,
dated April 28, 2006, between BANA, as seller, and the Depositor, as purchaser.

      Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage
Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit
D-2, Exhibit D-3, Exhibit D-4, Exhibit D-5, Exhibit D-6-A and Exhibit D-6-B
setting forth the following information with respect to each Mortgage Loan: (i)
the Mortgage Loan identifying number; (ii) a code indicating whether the
Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged
Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-off Date; (v) the Loan-to-Value Ratio at origination; (vi)
the Mortgage Interest Rate as of the Cut-off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the
Due Date currently in effect, such Due Date; (viii) the stated maturity date;
(ix) the amount of the Monthly Payment as of the Cut-off Date; (x) the
paid-through date; (xi) the original principal amount of the Mortgage Loan;
(xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) a code indicating the initial Servicer; (xvi) the
Appraised Value; (xvii) the first Rate Adjustment Date; (xviii) the Rate
Ceiling; (xix) the Rate Floor; (xx) the Periodic Cap; (xxi) the Gross Margin;
(xxii) the Index; (xxiii) the closing date of the Mortgage Loan; and (xiv) a code indicating whether the Mortgage Loan has a prepayment premium. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (i) the number of
Mortgage Loans; (ii) the current aggregate outstanding principal balance of the
Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the
Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage
Loans.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the
Trustee pursuant to Section 2.01 as from time to time are held as a part of the
Trust Estate (including any Substitute Mortgage Loans and REO Property), the
Mortgage Loans originally so held being identified in the Mortgage Loan
Schedule.

      Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

      Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

                                      -51-

      Mortgagor: The obligor on a Mortgage Note.

      Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date,
such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the calendar month preceding the month of such Distribution Date reduced by the applicable Administrative Fee Rate for such Mortgage Loan.

      Net Swap Payment: In the case of payments made by the Supplemental
Interest Trust to the Swap Provider, the excess, if any, of (x) the Fixed Swap
Payment over (y) the Floating Swap Payment, and in the case of payments made to the Supplemental Interest Trust by the Swap Provider, the excess, if any, of (x)
the Floating Swap Payment over (y) the Fixed Swap Payment. In each case, the Net
Swap Payment shall not be less than zero.

      Net WAC: As to any Loan Group and any Distribution Date, the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in such Loan
Group (based on the Stated Principal Balances of the Mortgage Loans in such Loan
Group on the Due Date in the month preceding the month of such Distribution
Date).

      NIMS Insurer: Any insurer that is guaranteeing certain payments under notes secured by collateral which includes all or a portion of the Class 1-CE,
Class 1-P or Class 2-A-R Certificates.

      Non-Supported Interest Shortfalls: As to any Distribution Date and (i)
Aggregate Loan Group X, the amount, if any, by which the aggregate of Prepayment
Interest Shortfalls related to Aggregate Loan Group X exceeds the aggregate
Compensating Interest for Aggregate Loan Group X for such Distribution Date,
(ii) Loan Group 5, the amount, if any, by which the aggregate of Prepayment
Interest Shortfalls related to Loan Group 5 exceeds the aggregate Compensating
Interest for Loan Group 5 for such Distribution Date and (iii) Aggregate Loan
Group 6, the amount, if any, by which the aggregate of Prepayment Interest
Shortfalls related to Aggregate Loan Group 6 exceeds the aggregate Compensating
Interest for Aggregate Loan Group 6 for such Distribution Date.

      Non-U.S. Person: A Person other than a U.S. Person.

      Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the applicable Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

      NYCEMA: A New York Consolidation, Extension and Modification Agreement.

      Notional Amount: With respect to the Class 5-A-X Certificates and any date of determination, the Class 5-A-X Notional Amount. With respect to the Class
1-CE Certificates and the Class 1-CE Group 1 Upper-Tier Interest, a notional amount equal to the aggregate Uncertificated Balances of the Uncertificated
Group 1 Middle-Tier Interests other than the Class MR1P Interest.

                                      -52-

      Offered Certificates: The Senior, Class X-B-1, Class X-B-2, Class X-B-3,
Class 5-B-1, Class 5-B-2, Class 5-B-3, Class 6-B-1, Class 6-B-2, Class 6-B-3,
Class 6-B-3, Class 6-B-4, Class 6-B-5, Class 6-B-6, Class 6-B-7, Class 6-B-8 and
Class 1-M Certificates.

      Offered Group 1 Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3
and Class 1-M Certificates.

      Officer's Certificate: A certificate signed by the Chairman of the Board,
Vice Chairman of the Board, President or a Vice President and by the Treasurer,
the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or
any other duly authorized officer of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee or the Securities Administrator, as required in this Agreement.

      One-Month LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for one-month U.S. dollar-denominated deposits in the
London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

      One-Year CMT Index: A rate per annum that is defined to be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available up to the date 45 days before the applicable Rate Adjustment Date.

      One-Year LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the
London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

      Opinion of Counsel: A written opinion of counsel acceptable to the Trustee if such opinion is delivered to the Trustee, or acceptable to the Securities
Administrator if such opinion is delivered to the Securities Administrator, who may be counsel for the Depositor or the Master Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as eight separate
REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

      Original Fractional Interest: With respect to each of the following
Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                      Class X-B-1            1.65%
                      Class X-B-2            1.05%
                      Class X-B-3            0.65%
                      Class X-B-4            0.40%
                      Class X-B-5            0.20%
                      Class X-B-6            0.00%

                                      -53-

                      Class 5-B-1            1.40%
                      Class 5-B-2            0.85%
                      Class 5-B-3            0.55%
                      Class 5-B-4            0.35%
                      Class 5-B-5            0.20%
                      Class 5-B-6            0.00%
                      Class 6-B-1            3.50%
                      Class 6-B-2            2.70%
                      Class 6-B-3            2.40%
                      Class 6-B-4            2.00%
                      Class 6-B-5            1.75%
                      Class 6-B-6            1.50%
                      Class 6-B-7            1.20%
                      Class 6-B-8            1.00%
                      Class 6-B-9            0.70%
                      Class 6-B-10           0.30%
                      Class 6-B-11           0.00%

      Original Subordinate Certificate Balance: $11,374,426 for the Aggregate
Group X Subordinate Certificates, $16,303,413 for the Class 5-B Certificates and
$22,472,344 for the Aggregate Group 6 Subordinate Certificates.

      OTS: The Office of Thrift Supervision.

      Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or
2.04.

      Overcollateralization Amount: As of any Distribution Date and Group 1, the
excess, if any, of (x) the aggregate Stated Principal Balance of the Group 1
Mortgage Loans as of the Due Date in the month of such Distribution Date over
(y) the aggregate Class Certificate Balance of all Classes of Offered Group 1
Certificates and the Class 1-P Certificates (after taking into account all distributions of principal on such Distribution Date and the increase of any
Class Certificate Balance of a Class of Offered Group 1 Certificates as a result of Recoveries related to the Group 1 Mortgage Loans).

      Overcollateralization Deficiency: As of any Distribution Date and Group 1,
the excess, if any, of (x) the Targeted Overcollateralization Amount for such
Distribution Date over (y) the Overcollateralization Amount (calculated for this purpose after taking into account the reduction on such Distribution Date of the
Class Certificate Balances of all Classes of Offered Group 1 Certificates and
the Class 1-P Certificates resulting from the distribution of the Group 1
Principal Distribution Amount (but not the Extra Principal Distribution Amount)
on such Distribution Date, but prior to taking into account any Applied Realized
Loss Amounts on such Distribution Date) for such Distribution Date.

                                      -54-

      Overcollateralization Release Amount: With respect to Group 1 and any
Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Group 1 Principal Remittance Amount for such
Distribution Date and (y) the excess, if any, of (i) the Overcollateralization
Amount for such Distribution Date, assuming that 100% of the Group 1 Principal
Remittance Amount is applied as a principal payment on the Offered Group 1
Certificates on such Distribution Date, over (ii) the Targeted
Overcollateralization Amount for such Distribution Date. With respect to any
Distribution Date on which a Trigger Event is in effect, the
Overcollateralization Release Amount will be zero.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate: With respect to each Distribution Date and the Shifting
Interest Certificates, the per annum rate set forth or described in the
Preliminary Statement. With respect to each Distribution Date and the Offered
Group 1 Certificates, a per annum rate equal to the lesser of (i) the lesser of
(a) Certificate One-Month LIBOR plus the related Certificate Margin and (b)
11.00% and (ii) the Group 1 Cap for such Distribution Date. With respect to each
Distribution Date and the Group 1 Upper-Tier Interests (other than the Class
Swap-IO Interest), the "Class Rate" set forth in the Preliminary Statement.

      With respect to the Class 1-CE Group 1 Upper Tier-Interest and the
Class1-CE Certificates and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (L) below, and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 2 Regular Interest LT2AA, REMIC 2 Regular Interest LT2A1, REMIC 2
Regular Interest LT2A2, REMIC 2 Regular Interest LT2A3, REMIC 2 Regular Interest
LT2A4, REMIC 2 Regular Interest LT2M1, REMIC 2 Regular Interest LT2M2, REMIC 2
Regular Interest LT2M3, REMIC 2 Regular Interest LT2M4, REMIC 2 Regular Interest
LT2M5, REMIC 2 Regular Interest LT2M6, REMIC 2 Regular Interest LT2M7, REMIC 2
Regular Interest LT2M8, REMIC 2 Regular Interest LT2M9, REMIC 2 Regular Interest
LT2M10, and REMIC 2 Regular Interest LT2ZZ. For purposes of calculating the
Pass-Through Rate for the Class 1-CE Certificates, the numerator is equal to the sum of the following components:

                  (A)   the Group 1 Middle-Tier REMIC Pass-Through Rate for the
            Class MR1AA Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MR1AA Interest;

                  (B)   the Group 1 Middle-Tier REMIC Pass-Through Rate for the
            Class MR1A1 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MR1A1 Interest;

                  (C)   the Group 1 Middle-Tier REMIC Pass-Through Rate for the
            Class MR1A2 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MR1A2 Interest;

                                      -55-

                  (D)   the Group 1 Middle-Tier REMIC Pass-Through Rate for the
            Class MR1A3 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MR1A3 Interest;

                  (E)   the Group 1 Middle-Tier REMIC Pass-Through Rate for the
            Class MR1M1 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MR1M1 Interest;

                  (F)   the Group 1 Middle-Tier REMIC Pass-Through Rate for the
            Class MR1M2 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MR1M2 Interest;

                  (G)   the Group 1 Middle-Tier REMIC Pass-Through Rate for the
            Class MR1M3 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MR1M3 Interest;

                  (H)   the Group 1 Middle-Tier REMIC Pass-Through Rate for the
            Class MR1M4 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MR1M4 Interest;

                  (I)   the Group 1 Middle-Tier REMIC Pass-Through Rate for the
            Class MR1M5 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MR1M5 Interest;

                  (J)   the Group 1 Middle-Tier REMIC Pass-Through Rate for the
            Class MR1M6 Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MR1M6 Interest;

                  (K)   the Group 1 Middle-Tier REMIC Pass-Through Rate for the
            Class MR1ZZ Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class MR1ZZ Interest; and

                  (L)   100% of the Interest on the Class MR1P Interest.

      The Class Swap-IO Interest shall not have a Pass-Through Rate, but interest for such regular interest and each Distribution Date shall be an amount equal to 100% of the amounts distributable to the Class MR1IO Interest for such
Distribution Date.

      Paying Agent: As defined in Section 9.13.

      Percentage Interest: As to any Certificate (other than a Class 1-CE
Certificate), the percentage obtained by dividing the initial Certificate
Balance of such Certificate by the Initial Class Certificate Balance or Initial
Notional Amount, as applicable, of the Class of which such Certificate is a part. With respect to a Class 1-CE Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such
Certificate; provided, however, that the sum of all such percentages for each such Certificate totals 100%.

                                      -56-

      Periodic Advance: With respect to each Servicer, shall have the meaning given to term "Monthly Advance" in the applicable Servicing Agreement.

      Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the applicable Mortgage Loan
Schedule.

      Permitted Investments: One or more of the following:

            (i)   obligations of or guaranteed as to principal and interest by the United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii)  repurchase agreements on obligations specified in clause (i)
      maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "F1" by Fitch and "A-1+" by S&P;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'
      acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United
      States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "F1" by Fitch and "A-1+" by S&P;

            (iv)  commercial paper (having original maturities of not more than
      365 days) of any corporation incorporated under the laws of the United
      States or any state thereof which is rated not lower than "F1" by Fitch and "A-1+" by S&P;

            (v)   investments in money market funds (including funds of the
      Securities Administrator or its affiliates, or funds for which an affiliate of the Securities Administrator acts as advisor, as well as funds for which the Securities Administrator and its affiliates may receive compensation) rated "AAA" by Fitch (if rated by Fitch) and "AAAm
      G" by S&P or otherwise approved in writing by each Rating Agency; and

            (vi)  other obligations or securities that are acceptable to each
      Rating Agency and, as evidenced by an Opinion of Counsel obtained by the
      Master Servicer or Securities Administrator, as the case may be, will not affect the qualification of the Trust Estate as eight separate REMICs;

                                      -57-

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

      Permitted Transferee: Any Person other than (i) the United States, or any
State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v)
a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi)
any other Person so designated by the Master Servicer based on an Opinion of
Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States,"
"State" and "international organization" shall have the meanings set forth in
Code Section 7701 or successor provisions.

      Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Physical Certificates: The Class 2-A-R, Class 1-CE, Class 1-P, Class
X-B-4, Class X-B-5, Class X-B-6, Class 5-B-4, Class 5-B-5, Class 5-B-6, Class
6-B-9, Class 6-B-10 and Class 6-B-11 Certificates.

      Plan: As defined in Section 6.02(e).

      Pool Distribution Amount: As to any Distribution Date and Loan Group
(other than Loan Group 1), the excess of (a) the sum of (i) the aggregate of (A)
the interest portion of any Monthly Payment on a Mortgage Loan in such Loan
Group (net of the related Administrative Fees) and the principal portion of any
Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date (or in the case of any Monthly Covered Amount, the related Remittance Date) and (B) all Periodic Advances made by a Servicer (or the Master Servicer or the Trustee, as applicable) in respect of such Loan Group and payments of Compensating Interest allocable to such Loan Group made by the applicable Servicer in respect of such Loan Group and such Distribution Date deposited to the Master Servicer Custodial Account pursuant to Section
3.09(d)(iii); (ii) all Liquidation Proceeds (other than Excess Proceeds)
received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date and deposited to the Master
Servicer Custodial Account pursuant to Section 3.09(d)(iii); (iii) all Principal
Prepayments (other than Total Covered Amounts) received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such
Distribution Date (or, in the case of IndyMac, during the period commencing on the second

                                      -58-

day of the calendar month preceding the calendar month of such Distribution Date and ending on the first day of the calendar month of such Distribution Date and including any prepayment premiums received with respect to such Principal
Prepayment) and deposited to the Master Servicer Custodial Account pursuant to
Section 3.09(d)(i) during such period and all Total Covered Amounts received and deposited in the applicable Servicer Custodial Account by the related Remittance
Date; (iv) in connection with any Mortgage Loans that are Defective Mortgage
Loans in such Loan Group, the aggregate of the Purchase Prices and Substitution
Adjustment Amounts remitted on the related Remittance Date pursuant to Section
3.09(d)(vii); (v) any other amounts in the Master Servicer Custodial Account deposited therein pursuant to Section 3.09(d)(iv), (v), (viii), (x), and (xi) in respect of such Distribution Date and such Loan Group; and (vi) any
Reimbursement Amount required to be included pursuant to Section 5.02; over (b)
any amounts permitted to be withdrawn from the Master Servicer Custodial Account pursuant to clauses (i) through (viii), inclusive, of Section 3.11 in respect of such Loan Group.

      Pool Stated Principal Balance: As to any Distribution Date and any Loan
Group, the aggregate Stated Principal Balance of all Mortgage Loans in such Loan
Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

      Prepayment Charges: With respect to any Prepayment Period, any prepayment premium, penalty or charge collected by GreenPoint from a Mortgagor in connection with any voluntary Principal Prepayment in Full pursuant to the terms of the related Mortgage Note as from time to time held as a part of the Trust
Estate, the Prepayment Charges so held being identified in the related Mortgage
Loan Schedule.

      Prepayment Interest Shortfall: As to any Distribution Date and each
Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the
Servicing Fee Rate) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

      Prepayment Period: With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

      Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any
Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or
Freddie Mac.

      Principal Amount: As to any Distribution Date and Loan Group (other than
Loan Group 1), the sum of (i) the sum of (a) the principal portion of each
Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due
Date, (b) the Stated Principal Balance, as of the date of repurchase, of (i) any
Mortgage Loan repurchased by the Sponsor pursuant to the Mortgage Loan Purchase
Agreement or a Purchase Obligation as of such Distribution Date, (ii) any
Mortgage Loan repurchased by the Depositor pursuant to a Purchase Obligation as of such Distribution Date or (iii) any Mortgage Loan purchased pursuant to
Section 10.01 hereof, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received during the calendar month immediately preceding the month of such Distribution

                                      -59-

Date, (d) any Liquidation Proceeds allocable to recoveries of principal of
Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by a Servicer during the calendar month immediately preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan
Group that became a Liquidated Mortgage Loan during the calendar month immediately preceding the month of such Distribution Date, the amount of
Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by a Servicer with respect to such Mortgage Loan during such period and (f) all
Principal Prepayments on the Mortgage Loans in such Loan Group received by a
Servicer during the calendar month immediately preceding the month of such
Distribution Date (or, in the case of Mortgage Loans serviced by IndyMac, during the period commencing on the second day of the calendar month preceding the calendar month of such Distribution Date and ending on the first day of the calendar month of such Distribution Date) and (ii) any Recovery related to such
Loan Group for such Distribution Date.

      Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds or Payaheads) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment including the principal portion of any Total Covered Amount.

      Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

      Private Certificates: The Class 1-CE, Class 1-P, Class X-B-4, Class X-B-5,
Class X-B-6, Class 5-B-4, Class 5-B-5, Class 5-B-6, Class 6-B-9, Class 6-B-10
and Class 6-B-11 Certificates.

      Pro Rata Share: As to any Distribution Date and any Class of Aggregate
Group X Subordinate Certificates, Class 5-B Certificates or Aggregate Group 6
Subordinate Certificates that is not a Restricted Class, the portion of the
Subordinate Principal Distribution Amounts allocable to such Class, equal to the product of the Subordinate Principal Distribution Amounts for such Distribution
Date and a fraction, the numerator of which is the related Class Certificate
Balance thereof and the denominator of which is the aggregate Class Certificate
Balance of the Aggregate Group X Subordinate Certificates, Class 5-B
Certificates or Aggregate Group 6 Subordinate Certificates, as applicable, that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be
0%.

      Purchase Obligation: An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02 or 2.04.

      Purchase Price: With respect to each Mortgage Loan that was a Defective
Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage
Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest
Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x)
amounts received or advanced

                                      -60-

in respect of such repurchased Mortgage Loan which are being held in the applicable Servicer Custodial Account for distribution in the month of repurchase and (y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage Loan under the related Servicing Agreement, the Servicing Fee for such Mortgage Loan.

      Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note.

      Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the related Mortgage Loan Schedule.

      Rate Floor: The minimum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the related Mortgage Loan Schedule.

      Rating Agency: Each of S&P and Fitch. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the
Trustee, the Master Servicer and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii)
interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the
Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related
Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient
Valuation. With respect to each Mortgage Loan that has become the subject of a
Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

      Realized Loss Amortization Amount: Any of the Class 1-A-3 Realized Loss
Amortization Amount, Class 1-M-1 Realized Loss Amortization Amount, the Class
1-M-2 Realized Loss Amortization Amount, the Class 1-M-3 Realized Loss
Amortization Amount, the Class 1-M-4 Realized Loss Amortization Amount, the
Class 1-M-5 Realized Loss Amortization Amount and the Class 1-M-6 Realized Loss
Amortization Amount.

      Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

                                      -61-

      Record Date: The last day of the month (or, if such day is not a Business
Day, the preceding Business Day) preceding the month of the related Distribution
Date or, with respect to the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-M
Certificates, the Business Day before the related Distribution Date. If
Definitive Certificates are issued for any of the Class 1-A-1, Class 1-A-2,
Class 1-A-3 or Class 1-M Certificates, the Record Date for such Class of
Certificates will be the last Business Day of the month preceding such
Distribution Date.

      Recovery: Any amount received on a Mortgage Loan subsequent to such
Mortgage Loan being determined to be a Liquidated Mortgage Loan.

      Regular Certificates: The Group 1 Regular Certificates and the Shifting
Interest Regular Certificates.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. ss.ss.229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act
Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Reimbursement Amount: As defined in Section 2.02.

      Related Group: For Loan Group 1, Group 1; for Loan Group 2, Group 2; for
Loan Group 3, Group 3; for Loan Group 4, Group 4; for Loan Group 5, Group 5; for
Loan Group 6-A, Group 6-A; for Loan Group 6-B, Group 6-B; for Aggregate Loan
Group X, Group 2, Group 3 and Group 4; and for Aggregate Loan Group 6, Group 6-A
and Group 6-B.

      Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2;
for Group 3, Loan Group 3; for Group 4, Loan Group 4; for Group 5, Loan Group 5;
for Group 6-A, Loan Group 6-A; for Group 6-B, Loan Group 6-B; for Aggregate
Group X, Aggregate Loan Group X; and for Aggregate Group 6, Aggregate Loan Group
6.

      Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit Q attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant
Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Custodian or any
Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the
Relevant Servicing Criteria applicable to such parties.

      Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

      Relief Act Reduction: With respect to any Distribution Date, for any
Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the

                                      -62-

Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

      REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

      REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through
860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

      Remittance Date: The 18th day of each month beginning in May 2006 (or, if such day is not a Business Day, the preceding Business Day).

      REO Disposition Period: As defined in Section 3.15.

      REO Proceeds: Proceeds, net of any related expenses of a Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

      REO Property: A Mortgaged Property acquired by a Servicer servicing the related Mortgage Loan on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Reportable Event: As defined in Section 3.22(d).

      Reporting Servicer: As defined in Section 3.22(c)(i).

      Request for Release: The Request for Release submitted by a Servicer to the Custodian on behalf of the Trustee, as the case may be, substantially in the form attached hereto as Exhibit E.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this
Agreement in respect of such Mortgage Loan.

      Residual Certificate: The Class 2-A-R Certificate.

      Responsible Officer: When used with respect to the Trustee or the
Securities Administrator, any officer of the Corporate Trust Department of the
Trustee or the Securities Administrator, as applicable, including any Senior
Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or Securities Administrator, as applicable, customarily

                                      -63-

performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this
Agreement.

      Restricted Classes: As defined in Section 5.02(d).

      S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

      Sarbanes-Oxley Certification: As defined in Section 3.22(f).

      Securities Administrator: Wells Fargo Bank, N.A., and its
successors-in-interest and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

      Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the
Cooperative Loan in the related Cooperative Stock.

      Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class
2-A-1, Class 2-A-2, Class 2-A-R, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class
4-A-2, Class 4-A-3, Class 4-A-4, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class
5-A-4, Class 5-A-X, Class 6-A-1, Class 6-A-2, Class 6-A-3 and Class 6-A-4
Certificates.

      Senior Credit Support Depletion Date: (a) for the Groups in Aggregate
Group X, will be the date on which the aggregate Class Certificate Balance of the Aggregate Group X Subordinate Certificates has been reduced to zero, (b) for
Group 5, will be the date on which the aggregate Class Certificate Balance of the Class 5-B Certificates has been reduced to zero and (c) for the Groups in
Aggregate Group 6, will be the date on which the aggregate Class Certificate
Balance of the Aggregate Group 6 Subordinate Certificates has been reduced to zero.

      Senior Enhancement Percentage: For any Distribution Date and Group 1, the
percentage obtained by dividing (x) the sum of (i) the aggregate Class
Certificate Balance of the Class 1-M Certificates before taking into account the distribution of the Group 1 Principal Distribution Amount on such Distribution
Date and (ii) the Overcollateralization Amount as of the prior Distribution Date by (y) the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as
of the Due Date in the month of such Distribution Date.

      Senior Percentage: With respect to any Distribution Date and Loan Group
(other than Loan Group 1), the percentage, carried to six places rounded up, obtained by dividing (i) the aggregate Class Certificate Balance of the Senior
Certificates of the Related Group immediately prior to such Distribution Date, by (ii) the Pool Stated Principal Balance of such Loan Group for such
Distribution Date.

      Senior Prepayment Percentage: For any Distribution Date and Loan Group
(other than Loan Group 1) during the seven (7) years beginning on the first
Distribution Date, 100%. The Senior Prepayment Percentage for any Loan Group
(other than Loan Group 1) and for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will,

                                      -64-

except as provided herein, be as follows: for any Distribution Date in the first
(1st) year thereafter, the Senior Percentage for such Loan Group plus 70% of the
Subordinate Percentage for such Loan Group for such Distribution Date; for any
Distribution Date in the second (2nd) year thereafter, the Senior Percentage for such Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the third (3rd) year thereafter, the Senior Percentage for such Loan Group plus 40% of the
Subordinate Percentage for such Loan Group for such Distribution Date; for any
Distribution Date in the fourth (4th) year thereafter, the Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth (5th) or later years thereafter, the Senior Percentage for such Loan Group for such
Distribution Date; provided, however, that:

      (a)(i) on any of the foregoing Distribution Dates the Aggregate Group X
Senior Percentage for such Distribution Date exceeds the Aggregate Group X
Senior Percentage calculated as of the Closing Date, in which case the Senior
Prepayment Percentage for each Loan Group in Aggregate Loan Group X for such
Distribution Date will once again equal 100%, (ii) on any Distribution Date before the Distribution Date occurring in May 2009, the Aggregate Group X
Subordinate Percentage for such Distribution Date is greater than or equal to twice the Aggregate Group X Subordinate Percentage calculated as of the Closing
Date, in which case the Senior Prepayment Percentage for each Loan Group in
Aggregate Loan Group X for such Distribution Date will equal the Senior
Percentage for such Loan Group plus 50% of the Subordinate Percentage for such
Loan Group, or (iii) on any Distribution Date occurring on or after the
Distribution Date in May 2009, the Aggregate Group X Subordinate Percentage for
such Distribution Date is greater than or equal to twice the Aggregate Group X
Subordinate Percentage calculated as of the Closing Date, in which case the
Senior Prepayment Percentage for each Loan Group in Aggregate Loan Group X for such Distribution Date will equal the Senior Percentage for such Loan Group;

      (b)(i) on any of the foregoing Distribution Dates the Group 5 Senior
Percentage for such Distribution Date exceeds the Group 5 Senior Percentage calculated as of the Closing Date, in which case the Senior Prepayment
Percentage for Loan Group 5 for such Distribution Date will once again equal
100%, (ii) on any Distribution Date before the Distribution Date occurring in
May 2009, the Group 5 Subordinate Percentage for such Distribution Date is greater than or equal to twice the Group 5 Subordinate Percentage calculated as of the Closing Date, in which case the Senior Prepayment Percentage for Loan
Group 5 for such Distribution Date will equal the Senior Percentage for Loan
Group 5 plus 50% of the Subordinate Percentage for Loan Group 5, or (iii) on any
Distribution Date occurring on or after the Distribution Date in May 2009, the
Group 5 Subordinate Percentage for such Distribution Date is greater than or equal to twice the Group 5 Subordinate Percentage calculated as of the Closing
Date, in which case the Senior Prepayment Percentage for Loan Group 5 for such
Distribution Date will equal the Senior Percentage for Loan Group 5; and

      (c)(i) on any of the foregoing Distribution Dates the Aggregate Group 6
Senior Percentage for such Distribution Date exceeds the Aggregate Group 6
Senior Percentage calculated as of the Closing Date, in which case the Senior
Prepayment Percentage for each Loan Group in Aggregate Loan Group 6 for such
Distribution Date will once again equal 100%, (ii) on

                                      -65-

any Distribution Date before the Distribution Date occurring in May 2009, the
Aggregate Group 6 Subordinate Percentage for such Distribution Date is greater than or equal to twice the Aggregate Group 6 Subordinate Percentage calculated as of the Closing Date, in which case the Senior Prepayment Percentage for each
Loan Group in Aggregate Loan Group 6 for such Distribution Date will equal the
Senior Percentage for such Loan Group plus 50% of the Subordinate Percentage for such Loan Group, or (iii) on any Distribution Date occurring on or after the
Distribution Date in May 2009, the Aggregate Group 6 Subordinate Percentage for
such Distribution Date is greater than or equal to twice the Aggregate Group 6
Subordinate Percentage calculated as of the Closing Date, in which case the
Senior Prepayment Percentage for each Loan Group in Aggregate Loan Group 6 for such Distribution Date will equal the Senior Percentage for such Loan Group.

      Notwithstanding the foregoing, no decrease in the share of the applicable
Subordinate Percentage (for calculating the applicable Senior Prepayment
Percentage for a Loan Group) will occur and the Senior Prepayment Percentage for such Loan Group will be calculated without regard to clauses (ii) or (iii) of clauses (a), (b) or (c) in the preceding sentences unless both of the Senior
Step Down Conditions are satisfied.

      Senior Principal Distribution Amount: As to any Distribution Date and Loan
Group (other than Loan Group 1), the sum of (a) the Senior Percentage for such
Loan Group of the amounts described in clauses (i)(a) through (d) of the definition of "Principal Amount" for such Distribution Date and Loan Group and
(b) the Senior Prepayment Percentage for such Loan Group of the amounts described in clauses (i)(e) and (f) and the amount described in clause (ii) of the definition of "Principal Amount" for such Distribution date and Loan Group.

      Senior Specified Enhancement Percentage: For Group 1 and any date of determination thereof, 9.70%.

      Senior Step Down Conditions: As of any Distribution Date and any Loan
Group (other than Loan Group 1) and as to which any decrease in the Senior
Prepayment Percentage for such Loan Group applies, (i) the outstanding principal balance of all Mortgage Loans in such Loan Group (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any such Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date)
delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate
Certificates in the Related Group, is not equal to or greater than 50% or (ii)
cumulative Realized Losses with respect to such Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the related
Original Subordinate Certificate Balance set forth below:

                                                           PERCENTAGE OF
                                                        ORIGINAL SUBORDINATE
      DISTRIBUTION DATE OCCURRING                       CERTIFICATE BALANCE
      -----------------------------------------    -----------------------------
      May 2006 through April 2009                               20%
      May 2009 through April 2014                               30%
      May 2014 through April 2015                               35%
      May 2015 through April 2016                               40%
      May 2016 through April 2017                               45%
      May 2017 and thereafter                                   50%

                                      -66-

      Servicer: Any of BANA, Countrywide, GreenPoint, IndyMac and Wells Fargo,
each in their capacity as a servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

      Servicer Custodial Accounts: The separate accounts created and maintained by each of the Servicers pursuant to the applicable Servicing Agreement.

      Servicing Advance: With respect to each Servicer, shall have the meaning given to the term "Servicing Advances" in the applicable Servicing Agreement.

      Servicing Agreements: Any of the BANA Servicing Agreement, the Countrywide
Servicing Agreement, the GreenPoint Servicing Agreements, the IndyMac Servicing
Agreement and the Wells Fargo Servicing Agreement.

      Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time

      Servicing Fee: With respect to each Servicer, as defined in the applicable
Servicing Agreement.

      Servicing Fee Rate: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

      Servicing File: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

      Servicing Function Participant: Any Subcontractor utilized by the Master
Servicer, the Securities Administrator or the Custodian that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

      Servicing Officer: With respect to each Servicer, as defined in the related Servicing Agreement.

      Servicing Transfer Costs: All reasonable costs and expenses of the Master
Servicer or the Trustee, as applicable, related to any termination of a
Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or the Trustee, as applicable, to service the Mortgage Loans properly and effectively).

                                      -67-

      Shifting Interest Certificates: The Class 2-A-R, Class 2-A-1, Class 2-A-2,
Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4,
Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-X, Class 6-A-1,
Class 6-A-2, Class 6-A-3, Class 6-A-4, Class X-B-1, Class X-B-2, Class X-B-3,
Class X-B-3, Class X-B-4, Class X-B-5, Class X-B-6, Class 5-B-1, Class 5-B-2,
Class 5-B-3, Class 5-B-4, Class 5-B-5, Class 5-B-6, Class 6-B-1, Class 6-B-2,
Class 6-B-3, Class 6-B-4, Class 6-B-5, Class 6-B-6, Class 6-B-7, Class 6-B-8,
Class 6-B-9, Class 6-B-10 and Class 6-B-11 Certificates.

      Shifting Interest Middle-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

      Shifting Interest Middle-Tier Distribution Amount: As defined in Section
5.02(a)(ix) hereof.

      Shifting Interest Middle-Tier REMIC: As defined in the Preliminary
Statement, the assets of which consist of the Uncertificated Aggregate Group X
Lower-Tier Interests, the Uncertificated Group 5 Lower-Tier Interests and the
Uncertificated Aggregate Group 6 Lower-Tier Interests and such amounts as shall be deemed held in the Shifting Interest Middle-Tier Certificate Sub-Account.

      Shifting Interest Regular Certificates: Any of the Shifting Interest
Certificates other than the Class 2-A-R Certificates.

      Shifting Interest Upper-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(h).

      Shifting Interest Upper-Tier REMIC: As defined in the Preliminary
Statement, the assets of which consist of the Uncertificated Shifting Interest
Middle-Tier Interests and such amounts as shall be deemed held in the Shifting
Interest Upper-Tier Certificate Sub-Account.

      Similar Law: As defined in Section 6.02(e).

      Six-Month LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the
London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

      Sponsor: Bank of America, National Association, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

      Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any

                                      -68-

Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

      Stepdown Date: With respect to Group 1, the earlier to occur of (i) the
Distribution Date on which the aggregate Class Certificate Balance of the Group
1 Senior Certificates is reduced to zero and (ii) the later to occur of (x) the
Distribution Date in May 2009 and (y) the Distribution Date on which the Senior
Enhancement Percentage is greater than or equal to the Senior Specified
Enhancement Percentage.

      Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to
Mortgage Loans under the direction or authority of the Master Servicer, the
Securities Administrator or the Custodian.

      Subordinate Balance Ratio: As of any date of determination and (i) the
Uncertificated Aggregate Group X Lower-Tier Interests, the ratio among the principal balances of the Class 2-LS Interest, Class 3-LS Interest and Class
4-LS Interest equal to the ratio among the Group Subordinate Amounts of Loan
Group 2, Loan Group 3 and Loan Group 4 and (ii) the Uncertificated Aggregate
Group 6 Lower-Tier Interests, the ratio among the principal balances of the
Class 6-A-LS Interest and the Class 6-B-LS Interest equal to the ratio among the
Group Subordinate Amounts of Loan Group 6-A and Loan Group 6-B.

      Subordinate Certificates: The Class 1-M, Class X-B, Class 5-B-1, Class
5-B-2, Class 5-B-3, Class 5-B-4, Class 5-B-5, Class 5-B-6, Class 6-B-1, Class
6-B-2, 6-B-3, Class 6-B-4, Class 6-B-5, Class 6-B-6, Class 6-B-7, Class 6-B-8,
Class 6-B-9, Class 6-B-10, Class 6-B-11 and Class 1-CE and Class 1-P
Certificates.

      Subordinate Percentage: As of any Distribution Date and Loan Group (other than Loan Group 1), 100% minus the Senior Percentage for such Loan Group for such Distribution Date.

      Subordinate Prepayment Percentage: As to any Distribution Date and Loan
Group (other than Loan Group 1), 100% minus the Senior Prepayment Percentage for such Loan Group and such Distribution Date.

      Subordinate Principal Distribution Amount: With respect to any
Distribution Date and Loan Group (other than Loan Group 1), an amount equal to the sum of (a) the Subordinate Percentage for such Loan Group of the amounts described in clauses (i)(a) through (d) of the definition of "Principal Amount"
for such Distribution Date and Loan Group and (b) the Subordinate Prepayment
Percentage for such Loan Group of the amounts described in clauses (i)(e) and
(f) and the amount described in clause (ii) of the definition of "Principal
Amount" for such Distribution Date and Loan Group.

      Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective
Mortgage Loan which must, on the date of such substitution (i) have a Stated
Principal Balance, after deduction of the principal portion of the Monthly
Payment due in the month of substitution, not in excess of the Stated Principal
Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest

                                      -69-

Rate not less than, and not more than 2% greater than that of the Defective
Mortgage Loan; (iii) be of the same type as the Defective Mortgage Loan; (iv)
have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan;
(v) have a credit score not less than that of the Defective Mortgage Loan; (vi)
have a Gross Margin not less than that of the Defective Mortgage Loan; (vii)
have a credit grade not lower in quality than that of the Defective Mortgage
Loan; (viii) have a remaining term to maturity not greater than (and not more than one (1) year less than) that of the Defective Mortgage Loan; (ix) have the same lien priority as the Defective Mortgage Loan; (x) have the same Index as the Defective Mortgage Loan; and (xi) comply with each Mortgage Loan representation and warranty set forth in the Mortgage Loan Purchase Agreement, the Servicing Agreements and this Agreement. More than one Substitute Mortgage
Loan may be substituted for a Defective Mortgage Loan if such Substitute
Mortgage Loans meet the foregoing attributes in the aggregate.

      Substitution Adjustment Amount: As defined in Section 2.02.

      Supplemental Interest Trust: The trust created pursuant to Section 5.12 of this Agreement and designated as the "Supplemental Interest Trust," consisting of the Interest Rate Swap Agreement, the Class Swap-IO Interest, the
Supplemental Interest Trust Trustee's rights under the Interest Rate Swap
Agreement, the Swap Account and the right to receive payments in respect of the
Class IO Distribution Amount. The Supplemental Interest Trust is not an asset of any REMIC created hereunder.

      Supplemental Interest Trust Trustee: Wells Fargo Bank, N.A., or any
successor Supplemental Interest Trust Trustee appointed as herein provided.

      Swap Account: The Eligible Account or Accounts created and maintained pursuant to Section 5.12.

      Swap LIBOR: A per annum rate equal to the floating rate payable by the
Swap Provider under the Interest Rate Swap Agreement.

      Swap Notional Amount: With respect to each Distribution Date, the related notional amount set forth on Schedule A of the Interest Rate Swap Agreement.

      Swap Provider: Bank of America, National Association.

      Swap Provider Trigger Event: (a) An Event of Default (as defined in the
Interest Rate Swap Agreement) with respect to which the Swap Provider is a
Defaulting Party (as defined in the Interest Rate Swap Agreement) or (b) a
Termination Event (as defined in the Interest Rate Swap Agreement) with respect to which the Swap Provider is the sole Affected Party (as defined in the
Interest Rate Swap Agreement).

      Swap Termination Payment: The payment due under the Interest Rate Swap
Agreement upon the early termination of the Interest Rate Swap Agreement.

      Targeted Overcollateralization Amount: As of any Distribution Date and
Loan Group 1, (x) prior to the Stepdown Date, 0.35% of the Cut-off Date Pool
Principal Balance of the Group 1

                                      -70-

Mortgage Loans and (y) on and after the Stepdown Date, (i) if a Trigger Event has not occurred, the greater of (A) 0.70% of the aggregate Stated Principal
Balance of the Group 1 Mortgage Loans as of Due Date in the month of such
Distribution Date and (B) 0.35% of the Cut-off Date Pool Principal Balance for
the Group 1 Mortgage Loans and (ii) if a Trigger Event has occurred, the
Targeted Overcollateralization Amount for the immediately preceding Distribution
Date.

      Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.07 and the manner provided under Treasury Regulation
ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

      Total Covered Amount: As defined in the Mortgage Loan Purchase Agreement.

      Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

      Trigger Event: With respect to any Distribution Date, if (i) the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds 72% of the Senior Enhancement Percentage or (ii) the aggregate amount of Realized
Losses incurred on the Group 1 Mortgage Loans since the Cut-off Date through the
Due Date in the month of such Distribution Date (reduced by the aggregate amount of Recoveries related to the Group 1 Mortgage Loans received since the Cut-off
Date through the Due Date in the month of such Distribution Date on the Group 1
Mortgage Loans) divided by the Cut-off Date Pool Principal Balance for Loan
Group 1 exceeds the applicable percentages set forth below with respect to such
Distribution Date:

      Distribution Date Occurring In                  Percentage
      ------------------------------                  ----------
      May 2009 through April 2010                       0.75%
      May 2010 through April 2011                       1.00%
      May 2011 through April 2012                       1.25%
      May 2012 and thereafter                           1.50%

      Trust: The trust created by this Agreement, which shall be named the "Banc of America Funding 2006-D Trust."

      Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which eight REMIC elections are to be made, such entire Trust
Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO
Property, together with all collections thereon and proceeds thereof, (iii) the
Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof,
(iv) the right to receive amounts, if any, payable on behalf of any Mortgagor from the Buy-Down Account relating to any Buy-Down Mortgage Loan, (v) the
Depositor's rights under the Servicing Agreements and the Mortgage Loan Purchase
Agreement (including any security interest created thereby), (vi) the right to receive any BPP Mortgage Loan Payment and (vii) the Servicer Custodial Accounts,
the Master Servicer Custodial Account, the Cap Carryover Reserve Account, and
the Certificate Account and such assets that are deposited therein from time to time and any investments thereof, together with any

                                      -71-

and all income, proceeds and payments with respect thereto. The Buy-Down Account shall not be part of the Trust Estate.

      Trustee: U.S. Bank National Association, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

      Uncertificated Accrued Interest: With respect to each Uncertificated Group
1 Lower-Tier Interest or Uncertificated Group 1 Middle-Tier Interest on each
Distribution Date, an amount equal to one month's interest at the related
Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate or Uncertificated
Group 1 Middle-Tier REMIC Pass-Through Rate on the Uncertificated Balance or
Uncertificated Notional Amount of such Uncertificated Group 1 Lower-Tier
Interest or Uncertificated Group 1 Middle-Tier Interest. With respect to each
Group 1 Upper-Tier Interest on each Distribution Date, an amount equal to one month's interest at the related "Interest Rate" designated in the Preliminary
Statement on the related Class Certificate Balance, Uncertificated Notional
Amount, or Notional Amount, as applicable. In each case, Uncertificated Accrued
Interest will be reduced by any Relief Act Reductions (allocated to such
Uncertificated Group 1 Lower-Tier Interest, Uncertificated Group 1 Middle-Tier
Interest or Group 1 Upper-Tier Interest based on their respective entitlements to interest irrespective of any Relief Act Reductions for such Distribution
Date).

      Uncertificated Aggregate Group 6 Lower-Tier Interest: A regular interest in the Aggregate Group 6 Lower-Tier REMIC which is held as an asset of the
Shifting Interest Middle-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02 hereof. Any of the Class 6-A-L Interest, Class 6-A-LS
Interest, Class 6-B-L Interest and Class 6-B-LS Interest are Uncertificated
Aggregate Group 6 Lower-Tier Interests.

      Uncertificated Aggregate Group 6 Lower-Tier REMIC Pass-Through Rate: With
respect to the Class 6-A-L Interest and the Class 6-LS Interest, the Net WAC for
the Group 6-A Mortgage Loans. With respect to the Class 6-B-L Interest and the
Class 6-B-LS Interest, the Net WAC for the Group 6-B Mortgage Loans.

      Uncertificated Aggregate Group X Lower-Tier Interest: A regular interest in the Aggregate Group X Lower-Tier REMIC which is held as an asset of the
Shifting Interest Middle-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02 hereof. Any of the Class 2-L Interest, Class 2-LS
Interest, Class 3-L Interest, Class 3-LS Interest, Class 4-L Interest and Class
4-LS Interest are Uncertificated Aggregate Group X Lower-Tier Interests.

      Uncertificated Aggregate Group X Lower-Tier REMIC Pass-Through Rate: With
respect to the Class 2-L Interest and the Class 2-LS Interest, the Net WAC for
the Group 2 Mortgage Loans. With respect to the Class 3-L Interest and the Class
3-LS Interest, the Net WAC for the Group 3 Mortgage Loans. With respect to the
Class 4-L Interest and the Class 4-LS Interest, the Net WAC for the Group 4
Mortgage Loans.

      Uncertificated Balance: The amount of any Uncertificated Group 1
Lower-Tier Interest or Uncertificated Group 1 Middle-Tier Interest (other than the Class MR1IO Interest) outstanding as of any date of determination. As of the
Closing Date, the Uncertificated Balance

                                      -72-

of each Uncertificated Group 1 Lower-Tier Interest or Uncertificated Group 1
Middle-Tier Interest (other than the Class MR1IO Interest) shall equal the amount set forth in the Preliminary Statement hereto as its initial
Uncertificated Balance. On each Distribution Date, the Uncertificated Balance of each Uncertificated Group 1 Lower-Tier Interest or Uncertificated Group 1
Middle-Tier Interest (other than the Class MR1IO Interest) shall be reduced by all distributions of principal made on such Uncertificated Group 1 Lower-Tier
Interest or Uncertificated Group 1 Middle-Tier Interest on such Distribution
Date pursuant to Section 5.03 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized
Losses as provided in Section 5.04. The Uncertificated Balance of the Class
MR1ZZ Interest shall be increased by interest deferrals as provided in Section
5.03. The Uncertificated Balance of each Uncertificated Group 1 Lower-Tier
Interest or Uncertificated Group 1 Middle-Tier Interest shall never be less than zero.

      Uncertificated Group 1 Lower-Tier Interest: A regular interest in the
Group 1 Lower-Tier REMIC which is held as an asset of the Group 1 Middle-Tier
REMIC and is entitled to monthly distributions as provided in Section 5.03 hereof. Any of the Class LR1-I Interest and the Class LR1-1-A Interest through
Class LR1-59-B Interest are Uncertificated Group 1 Lower-Tier Interests, as
designated in the Preliminary Statement hereto.

      Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate: With respect to the Class LR1-I Interest, a per annum rate equal to the weighted average of the
Net Mortgage Interest Rates of the Group 1 Mortgage Loans. With respect to each
Uncertificated Group 1 Lower-Tier Interest ending with the designation "A", a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans multiplied by 2, subject to a maximum rate of the
Fixed Payer Rate multiplied by 2. With respect to each Uncertificated Group 1
Lower-Tier Interest ending with the designation "B", a per annum rate equal to the excess, if any, of (i) 2 multiplied by the weighted average of the Net
Mortgage Interest Rates of the Group 1 Mortgage Loans over (ii) the Fixed Payer
Rate multiplied by 2 (or 0.00% if there is no such excess).

      Uncertificated Group 1 Middle-Tier Interest: A regular interest in the
Group 1 Middle-Tier REMIC which is held as an asset of the Group 1 Upper-Tier
REMIC and is entitled to monthly distributions as provided in Section 5.03 hereof. Any of the Class MR1AA Interest, Class MR1A1 Interest, Class MR1A2
Interest, Class MR1A3 Interest, Class MR1M1 Interest, Class MR1M2 Interest,
Class MR1M3 Interest, Class MR1M4 Interest, Class MR1M5 Interest, Class MR1M6
Interest, Class MR1ZZ Interest, Class MR1IO Interest and Class MR1P Interest are
Uncertificated Group 1 Middle-Tier Interests.

      Uncertificated Group 1 Middle-Tier REMIC Pass-Through Rate: With respect to the Class MR1AA Interest, the Class MR1A1 Interest, the Class MR1A2 Interest,
the Class MR1A3 Interest, the Class MR1M1 Interest, the Class MR1M2 Interest,
the Class MR1M3 Interest, the Class MR1M4 Interest, the Class MR1M5 Interest,
the Class MR1M6 Interest, the Class MR1ZZ Interest, and the Class MR1P Interest,
a per annum rate (but not less than zero) equal to the weighted average of: (x)
with respect to the Class LR1-I Interest and each Uncertificated Group 1
Lower-Tier Interest ending with the designation "B", the weighted average of the
Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rates for such
Uncertificated Group 1 Lower-Tier Interests, weighted on the basis of the
Uncertificated Balances of such Uncertificated

                                      -73-

Group 1 Lower-Tier Interests for each such Distribution Date and (y) with respect to Uncertificated Group 1 Lower-Tier Interests ending with the designation "A", for each Distribution Date listed below, the weighted average of the rates listed below for each such Uncertificated Group 1 Lower-Tier
Interest listed below, weighted on the basis of the Uncertificated Balances of each such Uncertificated Group 1 Lower-Tier Interest for each such Distribution
Date:

      Uncertificated Group 5 Lower-Tier Interest: A regular interest in the
Group 5 Lower-Tier REMIC which is held as an asset of the Shifting Interest
Middle-Tier REMIC and is entitled to monthly distributions as provided in
Section 5.03 hereof. The Class 5-L Interest is the Uncertificated Group 5
Lower-Tier Interest.

      Uncertificated Group 5 Lower-Tier REMIC Pass-Through Rate: With respect to the Class 5-L Interest, the Net WAC for the Group 5 Mortgage Loans.

      Uncertificated Lower-Tier Interest: The Uncertificated Group 1 Lower-Tier
Interests, the Uncertificated Aggregate Group X Lower-Tier Interests, the
Uncertificated Group 5 Lower-Tier Interests and the Uncertificated Aggregate
Group 6 Lower-Tier Interests.

      Uncertificated Middle-Tier Interest: The Uncertificated Group 1
Middle-Tier Interests and the Uncertificated Shifting Interest Middle-Tier
Interests.

      Uncertificated Notional Amount: With respect to the Class MR1IO Interest and each Distribution Date listed below, a notional amount equal to the aggregate Uncertificated Balance of the Uncertificated Group 1 Lower-Tier
Interests ending with the designation "A" listed below:

          DISTRIBUTION
              DATE            UNCERTIFICATED GROUP 1 LOWER-TIER INTERESTS
          ------------    --------------------------------------------------
                1         LR1-1-A through LR1-59-A
                2         LR1-2-A through LR1-59-A
                3         LR1-3-A through LR1-59-A
                4         LR1-4-A through LR1-59-A
                5         LR1-5-A through LR1-59-A
                6         LR1-6-A through LR1-59-A
                7         LR1-7-A through LR1-59-A
                8         LR1-8-A through LR1-59-A
                9         LR1-9-A through LR1-59-A
               10         LR1-10-A through LR1-59-A
               11         LR1-11-A through LR1-59-A
               12         LR1-12-A through LR1-59-A
               13         LR1-13-A through LR1-59-A
               14         LR1-14-A through LR1-59-A
               15         LR1-15-A through LR1-59-A
               16         LR1-16-A through LR1-59-A
               17         LR1-17-A through LR1-59-A
               18         LR1-18-A through LR1-59-A
               19         LR1-19-A through LR1-59-A
               20         LR1-20-A through LR1-59-A
               21         LR1-21-A through LR1-59-A
               22         LR1-22-A through LR1-59-A
               23         LR1-23-A through LR1-59-A
               24         LR1-24-A through LR1-59-A
               25         LR1-25-A through LR1-59-A
               26         LR1-26-A through LR1-59-A

                                      -74-

          DISTRIBUTION
              DATE            UNCERTIFICATED GROUP 1 LOWER-TIER INTERESTS
          ------------    ----------------------------------------------------
               27         LR1-27-A through LR1-59-A
               28         LR1-28-A through LR1-59-A
               29         LR1-29-A through LR1-59-A
               30         LR1-30-A through LR1-59-A
               31         LR1-31-A through LR1-59-A
               32         LR1-32-A through LR1-59-A
               33         LR1-33-A through LR1-59-A
               34         LR1-34-A through LR1-59-A
               35         LR1-35-A through LR1-59-A
               36         LR1-36-A through LR1-59-A
               37         LR1-37-A through LR1-59-A
               38         LR1-38-A through LR1-59-A
               39         LR1-39-A through LR1-59-A
               40         LR1-40-A through LR1-59-A
               41         LR1-41-A through LR1-59-A
               42         LR1-42-A through LR1-59-A
               43         LR1-43-A through LR1-59-A
               44         LR1-44-A through LR1-59-A
               45         LR1-45-A through LR1-59-A
               46         LR1-46-A through LR1-59-A
               47         LR1-47-A through LR1-59-A
               48         LR1-48-A through LR1-59-A
               49         LR1-49-A through LR1-59-A
               50         LR1-50-A through LR1-59-A
               51         LR1-51-A through LR1-59-A
               52         LR1-52-A through LR1-59-A
               53         LR1-53-A through LR1-59-A
               54         LR1-54-A through LR1-59-A
               55         LR1-55-A through LR1-59-A
               56         LR1-56-A through LR1-59-A
               57         LR1-57-A through LR1-59-A
               58         LR1-58-A and LR1-59-A
               59         LR1-59-A
           Thereafter     $0.00

      With respect to the Class Swap-IO Interest and any Distribution Date, an
amount equal to the Uncertificated Notional Amount of the Class MR1IO Interest.

DISTRIBUTION      UNCERTIFICATED GROUP 1 LOWER-TIER
    DATE                      INTEREST                                             RATE
------------     -----------------------------------    -------------------------------------------------------------

      1          LR1-1-A through LR1-59-A               2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

      2          LR1-2-A through LR1-59-A               2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A                                Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

      3          LR1-3-A through LR1-59-A               2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A and LR1-2-A                    Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

      4          LR1-4-A through LR1-59-A               2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-3-A                Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

      5          LR1-5-A through LR1-59-A               2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated

                                      -75-

DISTRIBUTION      UNCERTIFICATED GROUP 1 LOWER-TIER
    DATE                      INTEREST                                              RATE
------------     -----------------------------------    -------------------------------------------------------------

                                                        Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-4-A                Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

      6          LR1-6-A through LR1-59-A               2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-5-A                Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

      7          LR1-7-A through LR1-59-A               2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-6-A                Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

      8          LR1-8-A through LR1-59-A               2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-7-A                Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

      9          LR1-9-A through LR1-59-A               2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-8-A                Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     10          LR1-10-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-9-A                Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     11          LR1-11-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-10-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     12          LR1-12-A through LR1-59-A              2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-11-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     13          LR1-13-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-12-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     14          LR1-14-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-13-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     15          LR1-15-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-14-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     16          LR1-16-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-15-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     17          LR1-17-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-16-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     18          LR1-18-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                                      -76-

DISTRIBUTION      UNCERTIFICATED GROUP 1 LOWER-TIER
    DATE                      INTEREST                                              RATE
------------     -----------------------------------    -------------------------------------------------------------

                 LR1-1-A through LR1-17-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     19          LR1-19-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-18-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     20          LR1-20-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-19-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     21          LR1-21-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-20-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     22          LR1-22-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-21-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     23          LR1-23-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-22-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     24          LR1-24-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-23-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     25          LR1-25-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-24-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     26          LR1-26-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-25-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     27          LR1-27-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-26-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     28          LR1-28-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-27-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     29          LR1-29-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-28-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     30          LR1-30-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-29-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     31          LR1-31-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-30-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                                      -77-

DISTRIBUTION      UNCERTIFICATED GROUP 1 LOWER-TIER
    DATE                      INTEREST                                              RATE
------------     -----------------------------------    -------------------------------------------------------------

     32          LR1-32-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-31-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     33          LR1-33-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-32-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     34          LR1-34-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-33-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     35          LR1-35-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-34-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     36          LR1-36-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-35-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     37          LR1-37-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-36-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     38          LR1-38-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-37-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     39          LR1-39-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-38-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     40          LR1-40-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-39-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     41          LR1-41-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-40-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     42          LR1-42-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-41-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     43          LR1-43-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-42-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     44          LR1-44-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-43-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     45          LR1-45-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                                      -78-

DISTRIBUTION      UNCERTIFICATED GROUP 1 LOWER-TIER
    DATE                      INTEREST                                              RATE
------------     -----------------------------------    -------------------------------------------------------------

                 LR1-1-A through LR1-44-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     46          LR1-46-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-45-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     47          LR1-47-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-46-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     48          LR1-48-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-47-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     49          LR1-49-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-48-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     50          LR1-50-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-49-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     51          LR1-51-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-50-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     52          LR1-52-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-51-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     53          LR1-53-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-52-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     54          LR1-54-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-53-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     55          LR1-55-A through LR1-59-A              2  multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-54-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     56          LR1-56-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-55-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     57          LR1-57-A through LR1-59-A              2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-56-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     58          LR1-58-A and LR1-59-A                  2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                                      -79-

DISTRIBUTION      UNCERTIFICATED GROUP 1 LOWER-TIER
    DATE                      INTEREST                                              RATE
------------     -----------------------------------    -------------------------------------------------------------

                 LR1-1-A through LR1-57-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

     59          LR1-59-A                               2 multiplied  by Swap  LIBOR,  subject to a maximum  rate of
                                                        Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

                 LR1-1-A through LR1-58-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

 thereafter      LR1-1-A through LR1-59-A               Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rate

      With respect to the Class MR1IO Interest and (i) the first Distribution
Date through the 59th Distribution Date, the excess, if any, of (x) the weighted average of the Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rates for
Uncertificated Group 1 Lower-Tier Interests including the designation "A," over
(y) 2 multiplied by Swap LIBOR (or 0.00% if there is no such excess) and (ii)
thereafter, 0.00%.

      Uncertificated Shifting Interest Middle-Tier Interest: A regular interest in the Shifting Interest Middle-Tier REMIC which is held as an asset of the
Shifting Interest Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02 hereof. Any of the Class 2-A-MR1 Interest, Class
2-A-MR2 Interest, Class 3-A-MR1 Interest, Class 4-A-MR1 Interest, Class 5-A-MR1
Interest, Class 5-A-MR2 Interest, Class 6-A-A-MR1 Interest, Class 6-B-A-MR1
Interest, Class XB-MR1 Interest, Class XB-MR2 Interest, Class XB-MR3 Interest,
Class XB-MR4 Interest, Class XB-MR5 Interest, Class XB-MR6 Interest, Class
5B-MR1 Interest, Class 5B-MR2 Interest, Class 5B-MR3 Interest, Class 5B-MR4
Interest, Class 5B-MR5 Interest, Class 5B-MR6 Interest, Class 6-B-MR1 Interest,
Class 6-B-MR2 Interest, Class 6-B-MR3 Interest, Class 6-B-MR4 Interest, Class
6-B-MR5 Interest, Class 6-B-MR6 Interest, Class 6-B-MR7 Interest, Class 6-B-MR8
Interest, Class 6-B-MR9 Interest, Class 6-B-MR10 Interest, and Class 6-B-MR11
Interest are Uncertificated Shifting Interest Middle-Tier Interests.

      Uncertificated Shifting Interest Middle-Tier REMIC Pass-Through Rate: With
respect to the Class 2-A-MR1 Interest and the Class 2-A-MR2 Interest, the
weighted average of the Class 2-L Interest and the Class 2-LS Interest. With
respect to the Class 3-A-MR1 Interest, the weighted average of the Class 3-L
Interest and the Class 3-LS Interest. With respect to the Class 4-A-MR1
Interest, the weighted average of the Class 4-L Interest and the Class 4-LS
Interest. With respect to the Class 5-A-MR1 Interest and the Class 5-A-MR2
Interest, the weighted average of the Class 5-L Interest. With respect to the
Class 6A-A-MR1 Interest, the weighted average of the Class 6A-L Interest and the
Class 6A-LS Interest. With respect to the Class 6B-A-MR1 Interest, the weighted average of the Class 6B-L Interest and the Class 6B-LS Interest. With respect to the Class XB-MR1 Interest, the Class XB-MR2 Interest, the Class XB-MR3 Interest,
the Class XB-MR4 Interest, the Class XB-MR5 Interest and the Class XB-MR6
Interest, the weighted average of the Class 2-LS Interest, the Class 3-LS
Interest and the Class 4-LS Interest. With respect to the Class 5B-MR1 Interest, the Class 5B-MR2 Interest, the Class 5B-MR3 Interest, the Class 5B-MR4 Interest,
the Class 5B-MR5 Interest and the Class 5B-MR6 Interest, the weighted average of the Class 5-L Interest. With respect to the Class 6B-MR1 Interest, the Class
6B-MR2 Interest, the Class 6B-MR3 Interest, the Class 6B-MR4 Interest, the Class
6B-MR5 Interest, the Class 6B-MR6 Interest, the Class 6B-MR7 Interest, the Class
6B-MR8 Interest, the Class 6B-MR9 Interest, the Class 6B-MR10 Interest, the
Class 6B-MR11 Interest, the weighted average of the Class 6A-LS Interest and the
Class 6B-LS Interest.

                                      -80-

      Underwriter's Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed.
Reg. 54487 (2002), or any successor exemption.

      Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.12.

      Unpaid Realized Loss Amount: For the Class 1-A-3 Certificates and any
Class of Class 1-M Certificates and as to any Distribution Date, the excess of
(x) the aggregate Applied Realized Loss Amounts allocated to such Class for all prior Distribution Dates over (y) the sum of (a) the cumulative amount of any
Recoveries allocated to such Class and (b) the aggregate Realized Loss
Amortization Amounts with respect to such Class for all prior Distribution
Dates.

      Upper-Tier REMIC: The Group 1 Upper-Tier REMIC and the Shifting Interest
Upper-Tier REMIC.

      U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the
United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 96%
of all Voting Rights shall be allocated to the Holders of the Senior
Certificates (other than the Class 5-A-X and Class 2-A-R Certificates) and
Subordinate Certificates in proportion to the Certificate Balances of their respective Certificates, (b) 1% of all Voting Rights shall be allocated to the
Holders of the Class 5-A-X Certificates, (c) 1% of all Voting Rights shall be allocated to the Holder of the Class 2-A-R Certificates, (d) 1% of all Voting
Rights shall be allocated to the Holder of the Class 1-CE Certificate and (e) 1%
of all Voting Rights shall be allocated to the Holder of the Class 1-P
Certificate.

      Wells Fargo Bank: Wells Fargo Bank, N.A., in its capacity as Servicer under the Wells Fargo Servicing Agreement.

      Wells Fargo Servicing Agreement: Collectively, (a) that certain Master
Seller's Warranties and Servicing Agreement, dated as of March 1, 2005, by and between BANA and Wells Fargo Bank, (b) that certain Master Mortgage Loan
Purchase Agreement, dated as of March 1, 2005, by and between BANA and Wells
Fargo Bank, (c) that certain Amended and Restated Master Seller's Warranties and
Servicing Agreement, dated as of December 1, 2005, by and between BANA and Wells
Fargo Bank, (d) that certain Amended and Restated Master Mortgage Loan Purchase
Agreement, dated as of December 1, 2005, by and between BANA and Wells Fargo
Bank, (e) that certain Assignment and Conveyance Agreement, dated as of October
26, 2005, by and between BANA and Wells Fargo Bank, (f) that certain Assignment and Conveyance Agreement, dated as of December 15, 2005, by and between BANA and

                                      -81-

Wells Fargo Bank, (g) that certain Assignment and Conveyance Agreement, dated as of January 27, 2006, by and between BANA and Wells Fargo Bank, (h) that certain
Assignment and Conveyance Agreement, dated as of February 16, 2006, by and between BANA and Wells Fargo Bank and (i) the Assignment, Assumption and
Recognition Agreement, dated April 28, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and Wells Fargo Bank.

      Section 1.02 Interest Calculations. All calculations of interest with respect to the Shifting Interest Certificates and the Class 1-CE Certificates
will be made on a 360-day year consisting of twelve (12) 30-day months. All calculations of interest with respect to the Offered Group 1 Certificates will be made on a 360-day year consisting of twelve (12) months, each of which has the actual number of days in such month. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage
Loans (other than payments of principal and interest due and payable on the
Mortgage Loans on or before the Cut-off Date) and the Depositor's rights under the Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Servicing
Agreements. The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage
Loans or any agreement or instrument relating thereto, except as specifically set forth herein. In addition, the Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the
Certificateholders, without recourse, the Depositor's rights to receive any BPP
Mortgage Loan Payment. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a
"High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act
effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices
Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act,
effective January 1, 2005.

      (b)   In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, or a Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

                                      -82-

            (i)     the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of U.S. Bank National
      Association, as trustee for holders of Banc of America Funding Corporation
      Mortgage Pass-Through Certificates, Series 2006-D, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage
      Note) and, in the case of any Mortgage Loan originated in the State of New
      York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if
      applicable, the consolidated Mortgage Note and the consolidated Mortgage;

            (ii)    except as provided below and other than with respect to the
      Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the applicable
      Servicer (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

            (iii)   subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "U.S. Bank National Association, as
      trustee for the holders of Banc of America Funding Corporation Mortgage
      Pass-Through Certificates, Series 2006-D" (which may be included in a blanket assignment or assignments), together with, except as provided below and other than with respect to the Mortgage Loans purchased by the
      Sponsor from Wells Fargo Bank, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the applicable Servicer (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such
      Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc.
      ("MERS") or its designee, no Assignment of Mortgage in favor of the
      Trustee will be required to be prepared or delivered and instead, the
      Master Servicer shall enforce the obligations of the applicable Servicer to take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv)    the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v)     other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than

                                      -83-

      standard exceptions) on the Mortgaged Property senior to the lien of the
      Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

            (vi)    the original of any guarantee executed in connection with
      the Mortgage Note;

            (vii)   for each Mortgage Loan, if any, which is secured by a
      residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii)  the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix)    for each Mortgage Loan secured by Cooperative Stock (other than with respect to any Mortgage Loan secured by Cooperative Stock purchased by the Sponsor from Wells Fargo Bank), the originals of the following documents or instruments:

                    (A)   The Cooperative Stock Certificate;

                    (B)   The stock power executed in blank;

                    (C)   The executed Cooperative Lease;

                    (D)   The executed Recognition Agreement;

                    (E)   The executed assignment of Recognition Agreement, if
            any;

                    (F)   The executed UCC-1 financing statement with evidence
            of recording thereon; and

                    (G)   Executed UCC-3 financing statements or other
            appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the
            Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), if an
Assignment of Mortgage is required to be recorded as set forth below, the
Depositor has delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, a copy of such Assignment of Mortgage in blank rather than in the name of the Trustee and has caused the applicable Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such
Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original
Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with

                                      -84-

a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

      If in connection with any Mortgage Loans, the Depositor cannot deliver (A)
the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy, if any, (together with all riders thereto), if applicable, satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if applicable, has not been delivered to any of the related
Servicer, the Sponsor or the Depositor, as applicable, by the applicable title insurer, if any, in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or a Custodian on behalf of the
Trustee, as the case may be, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one (1) year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered an Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee or a Custodian, on behalf of the Trustee, as the case may be, (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2)
any other documents required to be delivered by the Depositor, or the applicable
Servicer to the Trustee or a Custodian on the Trustee's behalf, as the case may
be. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity"
or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

      Upon discovery by the Depositor or notice from Wells Fargo Bank, the
Master Servicer, the Securities Administrator or Trustee that a Document
Transfer Event has occurred, the Depositor shall, with respect to Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, deliver or cause to be delivered to the Trustee or a Custodian, on behalf of the Trustee, within 60 days copies
(which may be in electronic form mutually agreed upon by the Depositor and the
Trustee or such Custodian) of the following additional documents or instruments to the Mortgage File with respect to each such Mortgage Loan; provided, however, that originals of such documents or instruments shall be delivered to the
Trustee or a Custodian on behalf of the Trustee, as applicable, if originals are required under the law in which the related Mortgaged Property is located in order to exercise all remedies available to the Trust under applicable law following default by the related Mortgagor:

            (1)   other than if the related Mortgage has been recorded in the name of MERS or its designee, originals of all interim recorded assignments of such mortgage or a copy of such

                                      -85-

interim assignments certified by Wells Fargo Bank (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates);

            (2)   the original or a certified copy of the lender's title
insurance policy;

            (3)   the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording; and

            (4)   for each Mortgage Loan secured by Cooperative Stock, the
originals of the following documents or instruments:

                  (A)   The Cooperative Stock Certificate;

                  (B)   The stock power executed in blank;

                  (C)   The executed Cooperative Lease;

                  (D)   The executed Recognition Agreement;

                  (E)   The executed assignment of Recognition Agreement, if
            any;

                  (F)   The executed UCC-1 financing statement with evidence of
            recording thereon; and

                  (G)   Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for
            recordation).

      With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Master Servicer shall (except for any
Mortgage which has been recorded in the name of MERS or its designee) enforce the obligations of the related Servicer pursuant to the related Servicing
Agreement to (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within the time period required in the applicable Servicing Agreement and (II) at the
Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the
Trustee, except that, with respect to any Assignment of a Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in accordance with the applicable Servicing
Agreement.

                                      -86-

      No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee and the Securities
Administrator an unqualified Opinion of Counsel reasonably acceptable to the
Trustee and the Securities Administrator to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the
Depositor or the originator of such Mortgage Loan or (ii) the recordation of an
Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.
Exhibit J attached hereto sets forth the list of all states where recordation is required by any Rating Agency to obtain the initial ratings of the Certificates.
The Securities Administrator and the Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

      In the case of Mortgage Loans that have been prepaid in full as of the
Closing Date, the Depositor, in lieu of delivering the above documents to the
Trustee, or a Custodian on the Trustee's behalf, will cause the applicable
Servicer to remit to the Master Servicer for deposit in the Master Servicer
Custodial Account the portion of such payment that is required to be deposited in the such account pursuant to Section 3.09.

      Section 2.02 Acceptance by the Trustee or Custodian of the Mortgage Loans.
Subject to the provisions of the following paragraph, the Trustee declares that it, or a Custodian as its agent, will hold the documents referred to in Section
2.01 and the other documents delivered to it or a Custodian as its agent, as the case may be, constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee shall deliver or cause a
Custodian to deliver to the Depositor, the Master Servicer and the NIMS Insurer
a certification in the form attached hereto as Exhibit K (the "Initial
Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, such Person has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

      Within 90 days after the execution and delivery of this Agreement, the
Trustee shall review, or cause a Custodian, on behalf of the Trustee, to review, the Mortgage Files in such Person's possession, and shall deliver to the
Depositor, the Master Servicer and the NIMS Insurer a certification in the form attached hereto as Exhibit L (the "Final Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such
Mortgage File contains all of the items required to be delivered pursuant to
Section 2.01(b). In performing any such review, the Trustee or a Custodian, as the case may be, may conclusively rely on the purported genuineness of any such document and any signature thereon.

      If, in the course of such review, a Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01 or is omitted from such Mortgage File or if the Depositor, the
Master Servicer, the Trustee, a Custodian, the NIMS Insurer or the Securities
Administrator discovers a breach by a Servicer or the Sponsor of any representation, warranty or covenant under the Servicing Agreements or the
Mortgage Loan Purchase Agreement in respect of any Mortgage Loan and such breach materially adversely

                                      -87-

affects the interest of the Certificateholders in the related Mortgage Loan
(provided that any such breach that causes the Mortgage Loan not to be a
"qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the
Certificateholders), then such party shall promptly so notify the Master
Servicer, the Sponsor, such Servicer, the Securities Administrator, the Trustee, the NIMS Insurer and the Depositor of such failure to meet the requirements of
Section 2.01 or of such breach and request that the applicable Servicer or the
Sponsor, as applicable, deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section 2.01 or of such breach. If the
Trustee receives written notice that the Sponsor or the applicable Servicer, as applicable, has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the applicable Servicer's or Sponsor's obligation, as the case may be, under the applicable Servicing Agreement or the Mortgage Loan
Purchase Agreement, as applicable, and cause the applicable Servicer or Sponsor, as applicable, to either (a) other than in the case of Washington Mutual, substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trust at the
Purchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

      Notwithstanding any contrary provision of this Agreement, no substitution pursuant to this Section 2.02 shall be made more than 90 days after the Closing
Date unless the Depositor delivers to the Securities Administrator an Opinion of
Counsel, which Opinion of Counsel shall not be at the expense of either the
Trustee, the Securities Administrator or the Trust Estate, addressed to the
Trustee and the Securities Administrator, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on any REMIC created hereunder or contributions after the Start-up Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any
REMIC created hereunder to fail to qualify as a REMIC at any time that any
Certificates are outstanding.

      It is understood that the scope of the Trustee's review (or a Custodian's review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the applicable Mortgage Loans identified in the related Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule. Neither the
Trustee nor any Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

      If the Trustee receives written notice from the Depositor, the Master
Servicer or the Securities Administrator of a breach of any representation or warranty of a related Servicer or the

                                      -88-

Sponsor, the Trustee, on behalf of the Trust, shall enforce the rights of the
Trust under the Servicing Agreements and the Mortgage Loan Purchase Agreement
for the benefit of the Certificateholders. If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator
of a breach of the representations or warranties with respect to the Mortgage
Loans set forth in a Servicing Agreement, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to be indemnified for such breach of representation or warranty. In addition, if the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a
breach of a representation with respect to a Mortgage Loan set forth in clauses
(k) or (o) of paragraph 3 or clauses (f) and (oo) of paragraph 4 of the Mortgage
Loan Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"), but in the case of a breach of a representation set forth in clauses (k) or (o) of paragraph 3 of the Mortgage
Loan Purchase Agreement, only to the extent the applicable Servicer does not so reimburse the Trust. It is understood and agreed that, except for any indemnification provided in the Servicing Agreements and the payment of any
Reimbursement Amount, the obligation of a Servicer or the Sponsor to cure or to repurchase (or, other than in the case of Washington Mutual, to substitute for)
any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against a Servicer or the Sponsor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the Certificateholders.

      With respect to the representations and warranties relating to the
Mortgage Loans set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor, the Master Servicer, the NIMS
Insurer or the Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan then, notwithstanding the
Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

      It is understood and agreed that the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee or a Custodian on
the Trustee's behalf and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Sponsor set forth in this
Section 2.02 to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase
Agreement.

      The representations and warranties of each Servicer (in its capacity as an originator) with respect to the applicable Mortgage Loans in the related
Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in such Servicing

                                      -89-

Agreement. To the extent that any fact, condition or event with respect to a
Mortgage Loan constitutes a breach of both (i) a representation or warranty of a
Servicer (in its capacity as an originator) under the related Servicing
Agreement and (ii) a representation or warranty of the Sponsor under the
Mortgage Loan Purchase Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right, on behalf of the Trust, to enforce the obligations of the applicable Servicer (in its capacity as an originator) under any applicable representation or warranty made by it. It is hereby acknowledged that the Sponsor shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable
Servicer (in its capacity as an originator) in the applicable Servicing
Agreement, without regard to whether such Servicer (in its capacity as an originator) fulfills its contractual obligations in respect of such representation or warranty. It is hereby further acknowledged that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.04) under any circumstances.

      With respect to each Substitute Mortgage Loan the Sponsor shall deliver to the Trustee (or a Custodian on behalf of the Trustee), for the benefit of the
Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of
Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Sponsor or a Servicer
(other than Washington Mutual) has substituted a Substitute Mortgage Loan.

      The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage
Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan
Schedule to the Securities Administrator, the Trustee, the NIMS Insurer and any
Custodian. Upon such substitution of a Mortgage Loan by the Sponsor or a
Servicer (other than Washington Mutual), each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, the Sponsor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage
Loan, as of the date of substitution, the representations and warranties made pursuant to paragraph 4 of the Mortgage Loan Purchase Agreement and the applicable Servicer shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the mortgage loan representations and warranties made pursuant to the applicable Servicing
Agreement. Upon any such substitution and the deposit to the Master Servicer
Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt by the Trustee of a Request for Release, the
Trustee shall release, or shall direct a Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to applicable Person and shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, without recourse, as shall be necessary to vest title in such Person or its designee to

                                      -90-

the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

      For any month in which Sponsor or a Servicer (other than Washington
Mutual) substitutes one or more Substitute Mortgage Loans for one or more
Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans substituted by such Person in a
Loan Group as of the date of substitution is less than the aggregate Stated
Principal Balance of all such Defective Mortgage Loans in a Loan Group substituted by such Person (after application of the principal portion of the
Monthly Payments due in the month of substitution) (the "Substitution Adjustment
Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be remitted by such Person to the Master Servicer for deposit to the Master
Servicer Custodial Account on or before the 18th day of the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

      The Trustee shall retain or shall cause a Custodian to retain, as applicable, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall cause to be promptly delivered to the Trustee or a Custodian on behalf of the
Trustee, as the case may be, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Master Servicer's possession from time to time.

      Neither the Trustee nor any Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi),
(vii), (viii) and (ix). In connection with making the certifications required hereunder, to the extent a title search or opinion of counsel has been provided in lieu of a title policy for any Mortgage Loan, the Trustee or a Custodian on its behalf, as applicable, shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan.

      Section 2.03 Representations, Warranties and Covenants of the Master
Servicer. The Master Servicer hereby makes the following representations and warranties to the Depositor, the Securities Administrator, the NIMS Insurer and
the Trustee, as of the Closing Date:

            (i)   The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the
      United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property securing a
      Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the
      Master Servicer. The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the

                                      -91-

      Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Master
      Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Master Servicer to make this
      Agreement valid and binding upon the Master Servicer in accordance with its terms.

            (ii)  No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this
      Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

            (iv)  There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Master Servicer, threatened against the
      Master Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the
      Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this
      Agreement.

      The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

      Section 2.04 Representations and Warranties of the Depositor as to the
Mortgage Loans. The Depositor hereby represents and warrants to the Trustee and the NIMS Insurer with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i)   Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans.
      The Mortgage Loans

                                      -92-

      were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (ii)  As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

            (iii) As of the Closing Date, the Depositor has not transferred the
      Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

      It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage
Files to the Trustee or the related Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

      Upon discovery by any of the Depositor, the Master Servicer, the
Securities Administrator or the Trustee that any of the representations and warranties set forth in this Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within
90 days of its discovery or its receipt of notice of any such breach, the
Depositor shall cure such breach in all material respects or shall either (i)
repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Purchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any shall be remitted to the Master Servicer for deposit to the Master Servicer Custodial Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any
Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trust and the Trustee on behalf of
Certificateholders, and such obligation shall survive until termination of the
Trust hereunder.

      Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Group 1 Upper-Tier Interests as "regular interests" and the Class
1-UR Interest as the single class of "residual interest" in the Group 1
Upper-Tier REMIC for purposes of Code Section 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates (i) the Uncertificated
Group 1 Middle-Tier Interests as classes of "regular interests" and the

                                      -93-

Class 1-MR Interest as the single class of "residual interest" in the Group 1
Middle-Tier REMIC for purposes of Code Section 860G(a)(1) and 860G(a)(2), respectively and (ii) the Uncertificated Group 1 Lower-Tier Interests as classes of "regular interests" and the Class 1-LR Interest as the single class of
"residual interest" in the Group 1 Lower-Tier REMIC for purposes of Code Section
860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby designates the
Classes of Shifting Interest Certificates (other than the Class 2-A-R
Certificates) as "regular interests" and the Class SI-UR Interest as the single class of "residual interest" in the Shifting Interest Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates (i) the Uncertificated Shifting Interest Middle-Tier
Interests as classes of "regular interests" and the Class SI-MR Interest as the single class of "residual interest" in the Shifting Interest Middle-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively, (ii)
the Uncertificated Aggregate Group X Lower-Tier Interests as classes of "regular interests" and the Class X-LR Interest as the single class of "residual interest" in the Aggregate Group X Lower-Tier REMIC for the purposes of Code
Sections 860G(a)(1) and 860G(a)(2), respectively, (iii) the Uncertificated Group
5 Lower-Tier Interests as classes of "regular interests" and the Class 5-LR
Interest as the single class of "residual interest" in the Group 5 Lower-Tier
REMIC for purposes of Code Section 860G(a)(1) and 860G(a)(2), respectively, and
(iv) the Uncertificated Aggregate Group 6 Lower-Tier Interests as classes of
"regular interests" and the Class 6-LR Interest as the single class of "residual interest" in the Aggregate Group 6 Lower-Tier REMIC, for purposes of Code
Section 860G(a)(1) and 860G(a)(2), respectively.

      Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC, the
Intermediate Lower-Tier REMIC and Lower-Tier REMIC within the meaning of Section
860G(a)(9) of the Code.

      Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Group 1 Upper-Tier
REMIC, the Group 1 Middle-Tier REMIC, the Group 1 Lower-Tier REMIC, the Shifting
Interest Upper-Tier REMIC, the Shifting Interest Middle-Tier REMIC, the
Aggregate Group X Lower-Tier REMIC, the Group 5 Lower-Tier REMIC and the
Aggregate Group 6 Lower-Tier REMIC is the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date.

      Section 2.08 Execution and Delivery of Certificates. The Securities
Administrator (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Group 1 Lower-Tier Interests on behalf of the Group 1
Middle-Tier REMIC and the Group 1 Certificateholders and that it holds the
Uncertificated Group 1 Middle-Tier Interests on behalf of the Group 1 Upper-Tier
REMIC and the Group 1 Certificateholders, (ii) acknowledges the issuance of and hereby declares that it holds the Uncertificated Aggregate Group X Lower-Tier
Interests, the Group 5 Lower-Tier Interests and the Aggregate Group 6 Lower-Tier
Interests on behalf of the Shifting Interest Middle-Tier REMIC and the Shifting
Interest Certificateholders and that it holds the Uncertificated Shifting
Interest Middle-Tier Interests on behalf of the Shifting Interest Upper-Tier
REMIC and the Shifting Interest Certificateholders and (iii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage
Loans, Uncertificated Group 1 Lower-Tier Interests, Uncertificated Group 1
Middle-Tier

                                      -94-

Interests, Uncertificated Aggregate Group X Lower-Tier Interests, Uncertificated
Group 5 Lower-Tier Interests, Uncertificated Aggregate Group 6 Lower-Tier
Interests and Uncertificated Shifting Interest Middle-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Class Swap-IO Interest, the Uncertificated Group 1 Lower-Tier
Interests, Uncertificated Group 1 Middle-Tier Interests, Uncertificated
Aggregate Group X Lower-Tier Interests, Uncertificated Group 5 Lower-Tier
Interests, Uncertificated Aggregate Group 6 Lower-Tier Interests and
Uncertificated Shifting Interest Middle-Tier Interests, evidence ownership of the entire Trust Estate. The Securities Administrator acknowledges the obligation of the Class 1-CE Certificates to pay Cap Carryover Amounts and
declares that it holds the same on behalf of the Class 1-A-1, Class 1-A-2, Class
1-A-3, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5 and Class
1-M-6 Certificates, respectively, which shall be treated as beneficially owning the right to receive the Cap Carryover Amounts. The Securities Administrator
also acknowledges the obligation of the Offered Group 1 Certificates and the
Class 1-CE Certificates to pay the Class IO Distribution Amount.

      Section 2.09 Establishment of the Trust. The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Banc of America Funding 2006-D Trust" and does hereby appoint U.S. Bank National
Association as Trustee in accordance with the provisions of this Agreement.

      Section 2.10 Purpose and Powers of the Trust. The purpose of the common law trust, as created hereunder, is to engage in the following activities:

      (a)   to acquire and hold the Mortgage Loans and the other assets of the
Trust Estate and the proceeds therefrom;

      (b)   to issue the Certificates sold to the Depositor in exchange for the
Mortgage Loans;

      (c)   to make payments on the Certificates;

      (d)   to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

      (e)   subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust
Estate and the making of distributions to the Certificateholders.

      The trust is hereby authorized to engage in the foregoing activities.
Neither the Trustee nor the Securities Administrator shall cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement (or those ancillary thereto) while any Certificate is outstanding, and this Section 2.10 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

                                      -95-

      Section 2.11 Rights of the NIMS Insurer. Each of the rights of the NIMS
Insurer set forth in this Agreement shall exist so long as (i) the NIMS Insurer has undertaken to guarantee certain payments of notes issued pursuant to the
Indenture and (ii) any series of notes issued pursuant to the Indenture remains outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payments on such notes; provided, however, the NIMS Insurer shall not have any rights hereunder (except pursuant to Section 11.01 in the case of clause (ii)
below) during the period of time, if any, that (a) the NIMS Insurer has not undertaken to guarantee certain payments of notes issued pursuant to the
Indenture or (ii) any default has occurred and is continuing under the insurance policy issued by the NIMS Insurer with respect to such notes.

                                   ARTICLE III

                       ADMINISTRATION AND MASTER SERVICING
                                OF MORTGAGE LOANS

      Section 3.01 Master Servicing of the Mortgage Loans. For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer their respective
Mortgage Loans in accordance with the terms of the applicable Servicing
Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with Customary Servicing Procedures. Furthermore, the Master
Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master
Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and the
Master Servicer's records, and based on such reconciled and corrected information, prepare the Master Servicer's Certificate and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the
Servicers to the Master Servicer Custodial Account pursuant to the applicable
Servicing Agreements.

      Continuously from the date hereof until the termination of the Trust, the
Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

      The relationship of the Master Servicer (and of any successor to the
Master Servicer as master servicer under this Agreement) to the Trustee and the
Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                                      -96-

      Section 3.02 Monitoring of Servicers. (a) The Master Servicer shall be responsible for reporting to the Trustee, the Securities Administrator and the
Depositor the compliance by each Servicer with its duties under the related
Servicing Agreement. In the review of each Servicer's activities, the Master
Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities
Administrator, the NIMS Insurer and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

      (b)   The Master Servicer, for the benefit of the Trust and the
Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such
Servicer thereunder and act as successor Servicer of the related Mortgage Loans under the applicable Servicing Agreement or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master
Servicer (except, in the case of the Wells Fargo Servicing Agreement, the
Trustee shall select the successor Servicer); provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing
Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related
Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party whom such enforcement is directed, provided that the Master Servicer and the Trustee, as applicable, shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer or the Trustee, as applicable, shall have received reasonable indemnity for its costs and expenses in pursuing such action.

      (c)   To the extent that the costs and expenses of the Master Servicer or the Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any
Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an Event of Default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Servicer to service the
Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer,

                                      -97-

the Master Servicer (except in the case of the termination of Wells Fargo Bank as a Servicer) or the Trustee, as applicable, shall be entitled to reimbursement of such costs and expenses from the Master Servicer Custodial Account; provided that if such servicing transfer costs are ultimately reimbursed by the terminated Servicer, then the Master Servicer or the Trustee, as applicable, shall remit such amounts that are reimbursed by the terminated Servicer to the
Master Servicer Custodial Account.

      (d)   The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing
Agreement.

      (e)   If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

      (f)   Subject to the conditions set forth in this Section 3.02(f), the
Master Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Master Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Master Servicer, specifying (i) the identity of each such
Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Master Servicer of any Servicing Function Participant, the
Master Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this
Agreement to the same extent as if such Servicing Function Participant were the
Master Servicer. The Master Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable
Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Master Servicer engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Master Servicer shall be responsible for determining whether such
Subcontractor is an Additional Servicer.

      The Master Servicer shall indemnify the Depositor, the Sponsor, the
Trustee and the Securities Administrator and any of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Master Servicer's obligation set forth in the preceding paragraph or the failure of the Master
Servicer to perform any of its obligations under this Section 3.02(f), Section
3.20, Section 3.21 or Section 3.22.

      Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Master
Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons involved in the performance of its obligations as
Master Servicer hereunder. These policies must insure the Master Servicer against losses resulting from dishonest or fraudulent acts committed by the
Master Servicer's personnel, any employees of outside firms that provide data processing

                                      -98-

services for the Master Servicer, and temporary contract employees or student interns. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sponsors' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Master
Servicer by express waiver of Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

      Section 3.04 Access to Certain Documentation. The Master Servicer shall provide, and the Master Servicer shall cause each Servicer to provide in accordance with the related Servicing Agreement, to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer and the related Servicer. In fulfilling such request for access, the Master Servicer shall not be responsible to determine the sufficiency of any information provided by such Servicer.
Nothing in this Section 3.04 shall limit the obligation of the Master Servicer and the related Servicer to observe any applicable law and the failure of the
Master Servicer or the related Servicer to provide access as provided in this
Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

      Section 3.05 Maintenance of Primary Mortgage Insurance Policy; Claims. (a)
The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage
Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing
Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this
Agreement and the related Servicing Agreement, as applicable.

      (b)   The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trust, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary
Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to

                                      -99-

Sections 3.08 and 3.09, any amounts collected by the Master Servicer or any
Servicer under any Primary Mortgage Insurance Policies shall be deposited in the
Master Servicer Custodial Account, subject to withdrawal pursuant to Section
3.11.

      Section 3.06 Rights of the Depositor, the Securities Administrator and the
Trustee in Respect of the Master Servicer. The Depositor may, but is not
obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. None of the Securities Administrator, the Trustee or the Depositor
shall have any responsibility or liability for any action or failure to act by the Master Servicer and the Securities Administrator, the Trustee or the
Depositor shall not be obligated to supervise the performance of the Master
Servicer hereunder or otherwise.

      Section 3.07 Trustee to Act as Master Servicer. (a) In the event the
Master Servicer or any successor master servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee as trustee hereunder shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Master Servicer to assume, all of the rights and obligations of the Master Servicer hereunder arising thereafter. Any such assumption shall be subject to Sections 7.02 and 8.05.

      (b)   The predecessor Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all master servicing documents and records and an accounting of amounts collected or held by the Master Servicer, and shall transfer control of the Master Servicer Custodial Account and any investment accounts to the successor Master Servicer, and otherwise use its best efforts to effect the orderly and efficient transfer of its rights and duties as
Master Servicer hereunder to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Master Servicer (or the Trust if the predecessor Master Servicer is unable to fulfill such obligations) for all
Master Servicing Transfer Costs.

      Section 3.08 Servicer Custodial Accounts and Escrow Accounts. (a) The
Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Servicer Custodial Account in accordance with the applicable
Servicing Agreement, with records to be kept with respect thereto on a loan by loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and all collections with respect to any REO Property received by a Servicer, including Principal
Prepayments, Insurance Proceeds, Liquidation Proceeds, Recoveries and Advances
made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Servicer Custodial Account. The Master Servicer
is hereby authorized to make withdrawals from and deposits to the related
Servicer Custodial Account for purposes required or permitted by this Agreement.

      (b)   The Master Servicer shall also enforce the obligation of each
Servicer to establish and maintain a Buy-Down Account in accordance with the applicable Servicing Agreement, with

                                      -100-

records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts any Buy-Down Funds shall be deposited within 48 hours
(or as of such other time specified in the related Servicing Agreement) of receipt thereof. The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Buy-Down Account for purposes required or permitted by this Agreement. In addition, the Master Servicer shall enforce the obligation of each Servicer to withdraw from the Buy-Down Account and deposit in immediately available funds in the Servicer Custodial Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the related Mortgage Note.

      (c)   To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more escrow accounts (for each Servicer, collectively, the "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or Advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

      Section 3.09 Collection of Mortgage Loan Payments; Master Servicer
Custodial Account and Certificate Account. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the
Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

      (b)   The Securities Administrator shall establish and maintain the
Certificate Account, which shall be deemed to consist of sixteen sub-accounts and into which the Master Servicer will deposit on or prior to 11:00 a.m. New
York time, on each Distribution Date (or, if the Securities Administrator is no
longer the same Person as, or an Affiliate of, the Master Servicer, the Business
Day preceding each Distribution Date) all amounts on deposit in the Master
Servicer Custodial Account for distribution to Certificateholders.

      (c)   The Master Servicer shall establish and maintain the Master Servicer
Custodial Account, which shall be an Eligible Account and which may be deemed to be a sub-account of the Certificate Account for so long as the Master Servicer and the Securities Administrator are the same Person. The Master Servicer shall, promptly upon receipt, deposit in the Master Servicer Custodial Account and retain therein any amounts which are required to be deposited in the Master
Servicer Custodial Account by the Master Servicer.

      (d)   On a daily basis within one (1) Business Day of receipt (except as otherwise specifically provided herein), the Master Servicer shall deposit or cause to be deposited the following payments and collections remitted to the
Master Servicer by each Servicer from its respective Servicer Custodial Account pursuant to the related Servicing Agreement or otherwise or received by the
Master Servicer in respect of the Mortgage Loans subsequent to the Cut-off Date
(other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

                                      -101-

            (i)     all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii)    all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

            (iii)   (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with
      Customary Servicing Procedures or (3) required to be deposited to an
      Escrow Account pursuant to Section 3.08 and (B) any Insurance Proceeds released from an Escrow Account;

            (iv)    any amount required to be deposited by the Master Servicer pursuant to Section 3.09(e) in connection with any losses on Permitted
      Investments with respect to the Master Servicer Custodial Account;

            (v)     any amounts relating to REO Property required to be remitted by the applicable Servicer;

            (vi)    Periodic Advances made by the applicable Servicer pursuant to the related Servicing Agreement (or, if applicable, by the Master
      Servicer or the Trustee pursuant to Section 3.19 or the Trustee pursuant to Section 8.01) and any Compensating Interest paid by the applicable
      Servicer pursuant to the related Servicing Agreement;

            (vii)   all Purchase Prices, all Substitution Adjustment Amounts and
      all Reimbursement Amounts to the extent received by the Servicer;

            (viii)  any Recoveries;

            (ix)    all Prepayment Charges collected by GreenPoint in connection with the voluntary Principal Prepayment in full of any related Mortgage
      Loan;

            (x)     any Buy-Down Funds required to be deposited pursuant to
      Section 3.08; and

            (xi)    any other amounts required to be deposited hereunder.

If the Master Servicer shall deposit any amount not required to be deposited, it may at any time withdraw such amount from the Master Servicer Custodial Account, any provision herein to the contrary notwithstanding. All funds required to be deposited in the Master Servicer Custodial Account shall be held by the Master
Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11.

      (e)   Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the Master
Servicer in Permitted Investments, which shall mature not later than the
Business Day next preceding the Distribution Date (except that if such Permitted
Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date)

                                      -102-

and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Master Servicer Custodial Account
Reinvestment Income shall be for the benefit of the Master Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein. The amount of any losses realized in the Master
Servicer Custodial Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer from its own funds in the Master Servicer Custodial Account.

      (f)   Each institution at which the Certificate Account is maintained shall invest the funds therein if directed in writing by the Securities
Administrator in Permitted Investments that are obligations of the institution that maintains the Certificate Account, which shall mature on the Distribution
Date and shall not be sold or disposed of prior to its maturity. All such
Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the
Certificate Account shall be for the benefit of the Securities Administrator as its compensation and the amount of any losses realized in the Certificate
Account in respect of any such Permitted Investments shall promptly be deposited by the Securities Administrator from its own funds in the Certificate Account.

      (g)   The Master Servicer shall give notice to the Depositor, the Trustee, the Securities Administrator and the Rating Agencies of any proposed change of location of the Master Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof. The Securities
Administrator shall give notice to the Depositor, the Trustee, the Master
Servicer and the Rating Agencies of any proposed change of the location of the
Certificate Account maintained by the Securities Administrator not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Master Servicer Custodial Account and the Certificate Account shall be evidenced by a certification substantially in the form attached hereto as
Exhibit F.

      (h)   The Securities Administrator shall designate each of the Group 1
Lower-Tier Certificate Sub-Account, the Group 1 Middle-Tier Certificate
Sub-Account, the Group 1 Upper-Tier Certificate Sub-Account, the Aggregate Group
X Lower-Tier Certificate Sub-Account, the Group 5 Lower-Tier Certificate
Sub-Account, the Aggregate Group 6 Lower-Tier Certificate Sub-Account, the
Shifting Interest Middle-Tier Certificate Sub-Account and the Shifting Interest
Upper-Tier Certificate Sub-Account as a sub-account of the Certificate Account.

            (i)   On each Distribution Date (other than the Final Distribution
      Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Securities
      Administrator shall (A) from funds available on deposit in the Certificate
      Account, be deemed to deposit into the Group 1 Lower-Tier Certificate
      Sub-Account, all funds deemed on deposit in Loan Group 1 Sub-Account; (B)
      immediately thereafter, be deemed to deposit into the Group 1 Middle-Tier
      Certificate Sub-Account, the Group 1 Lower-Tier Distribution Amount; and
      (C) immediately thereafter, be deemed to deposit into the Group 1
      Upper-Tier Certificate Sub-Account, the Group 1 Middle-Tier Distribution
      Amount.

                                      -103-

            (ii)  On each Distribution Date (other than the Final Distribution
      Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Securities
      Administrator shall (A) from funds available on deposit in the Certificate
      Account, be deemed to deposit into the Aggregate Group X Lower-Tier
      Certificate Sub-Account, all funds deemed on deposit in the Loan Group 2
      Sub-Account, the Loan Group 3 Sub-Account and the Loan Group 4
      Sub-Account; (B) from funds available on deposit in the Certificate
      Account, be deemed to deposit into the Group 5 Lower-Tier Certificate
      Sub-Account, all funds deemed on deposit in the Loan Group 5 Sub-Account;
      (C) from funds available in the Certificate Account, be deemed to deposit into the Aggregate Group 6 Lower-Tier Certificate Sub-Account, all funds deemed on deposit in the Loan Group 6-A Sub-Account and the Loan Group 6-B
      Sub-Account; (D) immediately thereafter, be deemed to deposit into the
      Shifting Interest Middle-Tier Certificate Sub-Account, the Aggregate Group
      X Lower-Tier Distribution Amount, the Group 5 Lower-Tier Distribution
      Amount and the Aggregate Group 6 Lower-Tier Distribution Amount; and (E)
      immediately thereafter, be deemed to deposit into the Shifting Interest
      Upper-Tier Certificate Sub-Account, the Shifting Interest Middle-Tier
      Distribution Amount.

      (i)   No later than the Closing Date, the Securities Administrator shall establish and maintain the Cap Carryover Reserve Account. On each Distribution
Date as to which there is a Cap Carryover Amount payable to the Offered Group 1
Certificates, the Securities Administrator has been directed by the Holders of the Class 1-CE Certificates to, and therefore will, deposit into the Cap
Carryover Reserve Account the amounts described in Section 5.03(c)(i)(U), rather than distributing such amounts to the Holders of the Class 1-CE Certificates. On each such Distribution Date, the Securities Administrator shall hold all such amounts for the benefit of the Holders of the Offered Group 1 Certificates, and
will distribute such amounts to the Holders of the Offered Group 1 Certificates in the amounts and priorities set forth in Sections 5.01 and 5.03.

      For federal and state income tax purposes, the Holders of the Class 1-CE
Certificates will be deemed to be the owners of the Cap Carryover Reserve
Account and all amounts deposited into the Cap Carryover Reserve Account shall be treated as amounts distributed by the Group 1 Upper-Tier REMIC with respect to the Class 1-CE Group 1 Upper-Tier Interest. Upon the termination of the Trust
Estate, or the payment in full of the Offered Group 1 Certificates, all amounts remaining on deposit in the Cap Carryover Reserve Account will be released by the Trust Estate and distributed to the Holders of the Class 1-CE Certificates or their designees. The Cap Carryover Reserve Account will be part of the Trust
Estate but not part of any REMIC created hereunder and any payments to the
Holders of the Offered Group 1 Certificates of Cap Carryover Amounts will not be payments with respect to a "regular interest" in a REMIC within the meaning of
Code Section 860G(a)(1). The Cap Carryover Reserve Account is an "outside reserve fund" within the meaning of Treasury Regulation Section 1.860G-2(h).

      By accepting a Class 1-CE Certificate, each Holder of a Class 1-CE
Certificate hereby agrees to direct the Securities Administrator, and the
Securities Administrator hereby is directed, to deposit into the Cap Carryover
Reserve Account the amounts described above on each Distribution Date as to which there is any Cap Carryover Amount rather than distributing such amounts to the Holders of the Class 1-CE Certificates. By accepting a Class 1-CE
Certificate,

                                      -104-

each Holder of a Class 1-CE Certificate further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance. Amounts held in the Cap Carryover Reserve
Account shall be held uninvested.

      For federal tax return and information reporting, the value of the right of the Holders of the Offered Group 1 Certificates to receive payments from the
Cap Carryover Reserve Account in respect of any Cap Carryover Amount shall be de minimis.

      Section 3.10 Access to Certain Documentation and Information Regarding the
Mortgage Loans. The Master Servicer shall afford and shall enforce the obligation of the Servicers to afford the Securities Administrator and the
Trustee reasonable access to all records and documentation regarding the
Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer or the applicable Servicer.

      Section 3.11 Permitted Withdrawals from the Certificate Account and the
Master Servicer Custodial Account. (a) The Securities Administrator shall withdraw funds from the Certificate Account for distributions to
Certificateholders in the manner specified in this Agreement. In addition, the
Master Servicer may from time to time make withdrawals from the Master Servicer
Custodial Account for the following purposes:

            (i)     to pay to the Servicers (to the extent not previously
      retained by them), the Servicing Fee to which they are entitled pursuant to the Servicing Agreements and to pay itself any Master Servicer
      Custodial Account Reinvestment Income;

            (ii)    to pay to the Securities Administrator and the Trustee any
      amounts due to the Securities Administrator and the Trustee under this
      Agreement (including, but not limited to, all amounts provided for under
      Section 3.02, Section 3.07, Section 8.05 and Section 9.11, other than the amounts provided for in the first sentence of Section 9.11);

            (iii)   to reimburse the Servicers (or, if applicable, itself or the
      Trustee) for unreimbursed Advances made pursuant to the related Servicing
      Agreement (or in the case of itself or the Trustee, pursuant to Section
      3.19 or Section 8.01, as applicable), such right of reimbursement pursuant to this clause (iii) being limited first to amounts received on the
      Mortgage Loans serviced by such Servicer in the related Loan Group in respect of which any such Advance was made (including amounts received in respect of BPP Mortgage Loan Payments for such Mortgage Loans) and then limited to amounts received on all the Mortgage Loans serviced by such
      Servicer (or, if applicable, the Master Servicer or the Trustee) in respect of which any such Advance was made;

            (iv)    to reimburse the Servicers (or, if applicable, itself or the
      Trustee) for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iv) being limited first to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage
      Loan(s) in respect of which such Nonrecoverable Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such
      Servicer (of, if applicable, the Master Servicer or the Trustee);

                                      -105-

            (v)     to reimburse the Servicers for Insured Expenses from the
      related Insurance Proceeds;

            (vi)    to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vii)   to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

            (viii)  to withdraw any amount deposited in the Master Servicer
      Custodial Account and not required to be deposited therein; and

            (ix)    to clear and terminate the Master Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

If the Master Servicer shall remit to the Securities Administrator any amount not required to be remitted, it may at any time direct the Securities
Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Securities
Administrator which describes the amounts remitted in error to the Securities
Administrator for deposit to the Certificate Account.

      (b)   On each Distribution Date, funds on deposit in the Certificate
Account and deemed to be on deposit in the Shifting Interest Upper-Tier
Certificate Sub-Account shall be used to make payments on the Shifting Interest
Regular Certificates and the Class 2-A-R Certificate (in respect of the Class
SI-UR Interest) as provided in Sections 5.01 and 5.02, and funds on deposit in the Certificate Account and deemed to be on deposit in the Group 1 Upper-Tier
Certificate Sub-Account shall be used to make payments on the Group 1 Regular
Certificates, the Class Swap-IO Interest and the Class 2-A-R Certificates (in
respect of the Class 1-UR Interest) as provided in Section 5.01 and 5.03. The
Certificate Account shall be cleared and terminated upon termination of this
Agreement pursuant to Section 10.01.

      Section 3.12 Maintenance of Hazard Insurance and Other Insurance. (a) For
each Mortgage Loan, the Master Servicer shall enforce any obligation of the
Servicers under the related Servicing Agreements to maintain or cause to be maintained fire, flood and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in accordance with the related
Servicing Agreements. It is understood and agreed that such insurance provided for in this Section 3.12 shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

      (b)   Pursuant to Sections 3.08 and 3.09, any amounts collected by the
Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the

                                      -106-

restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement)
shall be deposited into the Master Servicer Custodial Account, subject to withdrawal pursuant to Sections 3.09 and 3.11. Any cost incurred by the Master
Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the
Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Sections 3.08 and 3.09.

      Section 3.13 Presentment of Claims and Collection of Proceeds. The Master
Servicer shall (to the extent provided in the applicable Servicing Agreement)
cause the related Servicer to, prepare and present on behalf of the Trust and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies.
Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

      Section 3.14 Enforcement of Due-On-Sale Clauses; Assumption Agreements. To
the extent provided in the applicable Servicing Agreement and to the extent
Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

      Section 3.15 Realization Upon Defaulted Mortgage Loans; REO Property. (a)
The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

      (b)   With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the
Certificateholders, or its nominee, on behalf of the Certificateholders. The
Master Servicer shall enforce the obligation of the Servicers, to the extent provided in the applicable Servicing Agreement, to (i) cause the name of the
Trust to be placed on the title to such REO Property and (ii) ensure that the title to such REO Property references this Agreement. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing
Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the
Master Servicer shall cause the applicable Servicer to protect and conserve such
REO Property in the manner and to the extent required by the applicable
Servicing Agreement, subject to the REMIC Provisions. In the event that the
Trust Estate acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master
Servicer

                                      -107-

shall enforce the obligation of the related Servicer to dispose of such
Mortgaged Property within the time period specified in the applicable Servicing
Agreement, but in any event within three years after the acquisition by the
Servicer for the Trust (such period, the "REO Disposition Period") unless (i)
the Servicer provides to the Trustee, the Master Servicer and the Securities
Administrator an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by the Trust is located or cause any REMIC created hereunder to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by the Trust is located at any time that any Certificates are outstanding or (ii) the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Estate may continue to hold such Mortgaged Property for the period of such extension.

      (c)   The Master Servicer shall, to the extent required by the related
Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Servicer Custodial Account.

      (d)   The applicable Servicer, upon the final disposition of any REO
Property, shall be entitled to reimbursement for any related unreimbursed
Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

      (e)   The Liquidation Proceeds from the final disposition of the REO
Property, net of any payment to the applicable Servicer as provided above shall be deposited in the related Servicer Custodial Account on or prior to the
Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Custodial Account.

      Notwithstanding any other provision of this Agreement, the Master Servicer shall not permit any Mortgaged Property acquired by the Trust to be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, (ii) result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC
Provisions or (iii) subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged
Property under Section 860G(c) of the Code or otherwise, unless the Master

                                      -108-

Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

      Notwithstanding any other provision of this Agreement, the Master Servicer and the Securities Administrator, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Securities
Administrator reasonably believes are applicable under the Code. The consent of
Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a
Certificateholder that has furnished or caused to be furnished an effective Form
W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a
"controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust or the Depositor. In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholder.

      Section 3.16 Trustee to Cooperate; Release of Mortgage Files. Upon the
payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the related Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or the related
Servicer will immediately notify the Trustee (or, at the direction of the
Trustee, a Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the related Servicer with the Mortgage File) of a
Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Master Servicer or the related Servicer). Upon receipt of such request, the Trustee or a Custodian, as applicable, shall within seven (7)
Business Days release the related Mortgage File to the Master Servicer or the related Servicer. The Trustee shall at the Master Servicer's or the related
Servicer's direction execute and deliver to the Master Servicer or the related
Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage relating to the Mortgage Loan, in each case provided by the Master Servicer or the related Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Master Servicer shall enforce the applicable Servicer's obligation under the related Servicing Agreement take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor of the Mortgage Loan.

      From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any Primary Mortgage Insurance Policy, any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the
other documents included in the Mortgage File, the Trustee or a Custodian, as
applicable, shall, upon delivery to the Trustee (or, at the direction of the
Trustee, a Custodian) of a Request for Release signed by a Master Servicing
Officer or a Servicing Officer, release the Mortgage File within

                                      -109-

seven (7) Business Days to the Master Servicer or the related Servicer. Subject to the further limitations set forth below, the Master Servicer or the applicable Servicer shall cause the Mortgage Files so released to be returned to the Trustee or a Custodian, as applicable, when the need therefor no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case such Servicer shall deliver to the Trustee or a Custodian, as applicable, a Request for
Release, signed by a Servicing Officer.

      If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or
any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the
Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

      Section 3.17 Documents, Records and Funds in Possession of the Master
Servicer to be Held for the Trustee. Notwithstanding any other provisions of this Agreement, the Master Servicer shall cause each Servicer to transmit to the
Trustee (or a Custodian on behalf of the Trustee) as required by this Agreement and the Servicing Agreements all documents and instruments in respect of a
Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or the related Servicer or which otherwise are collected by the Master Servicer or the related Servicer as Liquidation Proceeds, Recoveries or Insurance
Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the related Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Master Servicer Custodial Account or any Servicer
Custodial Account, shall be held by the Master Servicer or the related Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee on behalf of the Trust, subject to the applicable provisions of this Agreement and the related Servicing Agreement. The Master
Servicer also agrees that it shall not, and shall enforce any requirement under the related Servicing Agreement that the related Servicer shall not, knowingly create, incur or subject any Mortgage File or any funds that are deposited in any Master Servicer Custodial Account, any Servicer Custodial Account, the
Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the
Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Master Servicer or Servicer, or assert by legal action or otherwise any claim or right of setoff against any
Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

      Section 3.18 Master Servicer Compensation. As compensation for its services hereunder, the Master Servicer shall be entitled to the Master Servicer
Fee. The Master Servicer shall also be entitled to additional compensation in the form of the Master Servicer Custodial

                                      -110-

Account Reinvestment Income. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

      Section 3.19 Advances. The Master Servicer shall enforce the obligations of each Servicer to make a Periodic Advance in accordance with the applicable
Servicing Agreement. A Servicer shall be entitled to be reimbursed from the applicable Servicer Custodial Account for all Advances of its own funds made pursuant to the related Servicing Agreement. Based upon information set forth in the servicer reports, the Master Servicer shall inform the Securities
Administrator of the amount of the Periodic Advance to be made by a Servicer on each applicable Advance Date no later than the related Remittance Date. If a
Servicer fails to make any required Periodic Advance pursuant to the related
Servicing Agreement, the Master Servicer shall (i) unless the Master Servicer determines that such Periodic Advance would not be recoverable in its good faith business judgment, make such Periodic Advance not later than the Business Day preceding the related Distribution Date and (ii) to the extent such failure leads to the termination of the Servicer and until such time as a successor
Servicer is appointed, continue to make Periodic Advances required pursuant to the related Servicing Agreement for any Distribution Date, within the same time frame set forth in (i) above, unless the Master Servicer determines (to the extent provided in the related Servicing Agreement) that such Periodic Advance would not be recoverable. If the Master Servicer is unable to make a Periodic
Advance required to be made by it in accordance with this Section 3.19, the
Master Servicer shall immediately, and in no event later than 5:00 P.M. New York time on the last Business Day preceding the related Distribution Date, give written notice thereof to the Trustee, the Securities Administrator and the
Depositor.

      Section 3.20 Annual Statement as to Compliance. (a) Each of the Master
Servicer and the Securities Administrator shall deliver, and shall cause any
Additional Servicer engaged by it to deliver, or otherwise make available to the
Depositor and the Securities Administrator, no later than March 15th of each calendar year beginning in 2007, an Officer's Certificate (each, together with such similar certificate delivered by each Servicer as described in Section
3.20(b), a "Compliance Statement"), signed by an officer of such party, stating, as to the signer thereof, that (a) a review of the activities of such party during the preceding calendar year or portion thereof and of performance of such party under this Agreement or such applicable agreement in case of an Additional
Servicer has been made under such officers' supervision and (b) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or such applicable agreement in case of an
Additional Servicer in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Compliance Statements shall contain no restrictions or limitations on their use. The obligations of the Master Servicer and the Securities
Administrator under this Section apply to each entity that acted as Master
Servicer or Securities Administrator, as applicable, during the applicable period, whether or not such entity is acting as Master Servicer or Securities
Administrator at the time such Compliance Statement is required to be delivered.

                                      -111-

      (b)   In the event the Master Servicer or the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and shall use its reasonable efforts to cause any Additional Servicer that resigns or is terminated under any applicable servicing agreement to provide, a Compliance Statement pursuant to this Section 3.20 with respect to the period of time that the Master Servicer or the Securities Administrator was subject to this Agreement or such applicable agreement in the case of an
Additional Servicer or the period of time that the Additional Servicer was subject to such other servicing agreement. The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing
Agreement, to deliver to the Master Servicer a Compliance Statement within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Compliance Statements of the Servicers with its own Compliance Statement to be submitted pursuant to this Section 3.20.

      Section 3.21 Assessments of Compliance and Attestation Reports. (a) Each
of the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall deliver, and shall cause each Servicing Function
Participant engaged by it to deliver, or otherwise make available to the
Depositor and the Securities Administrator on or before March 15th of each calendar year beginning in 2007, a report regarding such party's assessment of compliance with the Relevant Servicing Criteria (each, together with such similar report delivered by each Servicer as described in Section 3.21(c), an
"Assessment of Compliance"), reasonably satisfactory to the Depositor and the
Securities Administrator, that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria,
(ii) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.22(c), including, if there has been any material instance of noncompliance with the
Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

      No later than February 1 of each fiscal year for the Trust for which a
10-K is required to be filed, the Master Servicer, the Securities Administrator and the Custodian shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing
Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Master Servicer, the Securities
Administrator and the Custodian (or any Servicing Function Participant engaged by them) submit their assessments to the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to
Section 3.21(b)) of each Servicing Function Participant engaged by it.

      Promptly after receipt of such Assessments of Compliance, the Securities
Administrator shall confirm that the Assessments of Compliance, taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit Q and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of

                                      -112-

Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year. The Custodian and any
Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Assessments of Compliance in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

      (b)   Each of the Master Servicer, the Securities Administrator and the
Custodian, each at its own expense, shall cause, and shall cause each Servicing
Function Participant engaged by it to cause, on or before March 15th of each calendar year beginning in 2007, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator,
the Custodian or such other Servicing Function Participants, as the case may be)
and that is a member of the American Institute of Certified Public Accountants
to furnish a report (each, together with such similar report delivered by each
Servicer as described in Section 3.21(c), an "Attestation Report") to the
Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the
Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing
Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the
Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such
Attestation Report why it was unable to express such an opinion. Each such related Attestation Report shall be made in accordance with Rules 1-02(a)(3) and
2-02(g) of the Commission's Regulation S-X. Such Attestation Reports must be available for general use and not contain restricted use language.

      Promptly after receipt of such Attestation Reports, the Securities
Administrator shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions.
None of the Master Servicer, the Securities Administrator or any Servicing
Function Participant engaged by such parties shall be required to deliver or cause the delivery of such Attestation Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form
10-K is not required to be filed in respect of the Trust for the preceding fiscal year. The Custodian and any Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Attestation
Report in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the
Trust for the preceding fiscal year.

      (c)   The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the
Master Servicer an Assessment of Compliance and related Attestation Report within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Assessments of Compliance and Attestation Reports of the Servicers

                                      -113-

with its own Assessment of Compliance and related Attestation Report to be submitted pursuant to this Section 3.21.

      (d)   In the event the Master Servicer, the Custodian or the Securities
Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and each such party shall cause any Servicing Function
Participant engaged by it to provide, an Assessment of Compliance pursuant to this Section 3.21, coupled with an Attestation Report as required in this
Section 3.21 with respect to the period of time that the Master Servicer or the
Securities Administrator was subject to this Agreement.

      Section 3.22 Reports to the Commission. (a) The Securities Administrator
and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying its reporting requirements under the
Exchange Act. Without limiting the generality of the foregoing, the Securities
Administrator shall prepare and file on behalf of the Trust any Form 8-K, Form
10-D and Form 10-K required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Master Servicer shall sign such Forms on behalf of the Trust. Notwithstanding the previous sentence, the Depositor shall file the Form 8-K in connection with the filing of this Agreement.

      (b)   Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the Monthly Statement for such
Distribution Date attached thereto. Any disclosure in addition to the Monthly
Statement for such Distribution Date that is required to be included on Form
10-D ("Additional Form 10-D Disclosure") shall be reported by the parties set forth on Exhibit R hereto to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in this Section 3.22(b).

      For so long as the Trust is subject to the Exchange Act reporting obligations, as set forth on Exhibit R hereto, within 5 calendar days after the related Distribution Date, (i) the parties described on Exhibit R shall be required to provide to the Securities Administrator (at
cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380)
and the Depositor, to the extent known by a responsible officer thereof, in
EDGAR-compatible format, or in such other format as otherwise agreed upon by the
Securities Administrator and such party, any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form of
Exhibit V and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D
Disclosure on Form 10-D. The Securities Administrator shall compile all such information provided to it in a Form 10-D prepared by it. The Securities
Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit R of their duties under this paragraph or proactively solicit or procure from such parties any Additional
Form 10-D Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities
Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

                                      -114-

      After preparing the Form 10-D, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-D to the Master Servicer for review and, only if Additional Form 10-D Disclosure is contained therein, the Securities Administrator shall forward such Form 10-D to the Depositor for review. Within 2 Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities
Administrator may proceed with the execution and filing of the Form 10-D. A duly authorized officer of the Master Servicer shall sign each Form 10-D. If a Form
10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in
Section 3.22(i)(ii). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05. Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby instructs the
Securities Administrator, with respect to each Form 10-D, to check "yes" for each item unless the Securities Administrator has received notice from the
Depositor by the 5th calendar day after the Distribution Date that the answer should be "no" for an item. Each party to this Agreement acknowledges that the performance by the Master Servicer and Securities Administrator of its duties under this Section 3.22(b) related to the timely preparation, arrangement for execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this
Section 3.22(b) and also contingent upon the Servicers, the Custodian and any
Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form
10-D Disclosure pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the
Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-D, where such failure results from the Master Servicer's or the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any
Servicer, Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

      (c)   On or prior to the 90th day after the end of each fiscal year of the
Trust or such earlier date as may be required by the Exchange Act (the "10-K
Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities
Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the
Securities Administrator within the applicable time frames set forth in this
Agreement and the related Servicing Agreements:

                                      -115-

            (i)   a Compliance Statement for each Servicer, the Master Servicer and the Securities Administrator (each, together with the Custodian a
      "Reporting Servicer") as described under Section 3.20;

            (ii)  (A) the Assessment of Compliance for each Reporting Servicer, as described under Section 3.21(a) and (c), and (B) if each Reporting
      Servicer's Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included; provided, however, that the Securities Administrator, with the approval of the Master
      Servicer, may omit from the Form 10-K any Assessment of Compliance described in this clause (ii) or Attestation Report described in clause
      (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB;

            (iii) (A) the Attestation Report for each Reporting Servicer, as described under Section 3.21(b) and (c), and (B) if any Reporting
      Servicer's Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included;
      and

            (iv)  a Sarbanes-Oxley Certification, as described in Section
      3.22(f).

      (d)   Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure")
shall be reported by the parties set forth on Exhibit S to the Depositor and the
Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form
10-K Disclosure, except as set forth in this Section 3.22(d).

      For so long as the Trust is subject to the reporting obligations of the
Exchange Act, as set forth on Exhibit S hereto, no later than March 1, (i) the parties described in Exhibit S shall be required to provide to the Securities
Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Additional Form 10-K
Disclosure, together with an Additional Disclosure Notification in the form attached hereto as Exhibit V and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the
Additional Form 10-K Disclosure on Form 10-K. The Securities Administrator shall compile all such information provided to it in a Form 10-K prepared by it. The
Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit S of their duties under this paragraph or proactively solicit or procure from such parties any Additional
Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities
Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

                                      -116-

      After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Master Servicer and Depositor for
review. Within three Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(i)(ii). Promptly (but no later than 1
Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form
10-K prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05.
The parties to this Agreement acknowledge that the performance by the Master
Servicer and the Securities Administrator of its duties under this Section
3.22(d) related to the timely preparation, arrangement for execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(d), Section
3.22(f), Section 3.20 and Section 3.21 and is also contingent upon the
Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities
Administrator of any necessary Additional Form 10-K Disclosure, any Compliance
Statement and any Assessment of Compliance and Attestation Report pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities
Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-K, where such failure results from the
Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer or Servicing
Function Participant needed to prepare, arrange for execution or file such Form
10-K, not resulting from its own negligence, bad faith or willful misconduct.

      (e)   Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates. Any disclosure or information related to a
Reportable Event or that is otherwise required to be included on Form 8-K other than the initial Form 8-Ks filed in connection with the issuance of the
Certificates ("Form 8-K Disclosure Information") shall be reported by the parties set forth on Exhibit T hereto to the Depositor and the Securities
Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form
8-K Disclosure, or any Form 8-K, except as set forth in this Section 3.22(e).

      For so long as the Trust is subject to the reporting requirements of the
Exchange Act, as set forth on Exhibit T hereto, no later than the end of business on the 2nd Business Day after the occurrence of a Reportable Event (i)
the parties set forth on Exhibit T shall be required to provide to the
Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by

                                      -117-

facsimile to 410-715-2380) and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any
Form 8-K Disclosure Information, if applicable, together with an Additional
Disclosure Notification in the form attached hereto as Exhibit V and (ii) the
Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Securities
Administrator shall compile all such information provided to it in a Form 8-K prepared by it. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit T of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities
Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

      After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Master Servicer and Depositor for
review. No later than the close of business New York City time on the 3rd
Business Day after the Reportable Event, the Depositor shall notify the
Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. A duly authorized officer of the Master Servicer shall sign the Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities
Administrator will follow the procedures set forth in Section 3.22(i)(ii).
Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities
Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this
Section 3.22(e) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section
3.22(e) and also contingent upon the Servicers, the Custodian and any Servicing
Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Form 8-K Disclosure
Information pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the
Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, Custodian or
Servicing Function Participant needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

      (f)   Each Form 10-K shall include a certification (the "Sarbanes-Oxley
Certification"), exactly as set forth in Exhibit M attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Securities
Administrator (if the Securities

                                      -118-

Administrator is not the same entity as the Master Servicer) shall provide, and shall cause any Servicing Function Participant engaged by it to provide, to the
Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by
March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, together with such similar certification delivered by each Servicer as described in Section 3.22(f), a
"Back-up Certification"), in the form attached hereto as Exhibit U, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. A senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust. Such officer of the
Certifying Person can be contacted by email at
cts.sec.notifications@wellsfargo.com. In the event the Master Servicer, the
Securities Administrator or any Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up Certification to the Certifying Person pursuant to this Section
3.22(f) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be. Notwithstanding the foregoing, (i) the Securities Administrator shall not be required to deliver a
Back-Up Certification to the Master Servicer if both are the same Person and the
Master Servicer is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-Up Certification required to be furnished to it pursuant to this section or any Servicing Agreement or Custodial Agreement.

      (g)   Pursuant to the related Servicing Agreements, the Master Servicer shall enforce the obligation of each Servicer to provide any Sarbanes-Oxley back-up certification required pursuant to each of the Servicing Agreements.

      (h)   Upon any filing with the Commission prepared and filed by the
Securities Administrator, the Securities Administrator shall promptly deliver or make available to the Depositor a copy of any such executed report, statement or information.

      (i)   (i)   The obligations set forth in paragraphs (a) through (i) of this Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, unless otherwise requested by the Depositor, the Securities Administrator shall prepare and file with the Commission a Form
15 Suspension Notification executed by the Master Servicer with respect to the
Trust. At the beginning of the immediately succeeding calendar year after the filing of a Form 15 Suspension Notification, if the Depositor or the Certificate
Registrar determines that the number of Certificateholders of the Offered
Certificates of record exceeds the number set forth in Section 15(d) of the
Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange
Act, it shall promptly notify the Securities Administrator and the Securities
Administrator shall recommence preparing and filing reports on Form 8-K, 10-D and 10-K as required pursuant to this Section and the then-current reporting requirements of the Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (h) of this Section.

                                      -119-

            (ii)  In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form
      8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will immediately electronically notify the Depositor and the Master Servicer of such inability to make a timely filing with the Commission. In the case of Form 10-D and 10-K, the
      Securities Administrator, the Master Servicer, the Trustee and the
      Depositor will cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or
      10-K needs to be amended in connection with any Additional Form 10-D
      Disclosure (other than, in the case of Form 10-D, for the purpose of restating any Monthly Statement), Additional Form 10-K Disclosure or Form
      8-K Disclosure Information, the Securities Administrator will notify the
      Depositor and such other parties to the transaction as are affected by such amendment, and such parties will cooperate to prepare any necessary
      8-K/A, 10-D/A or 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form
      8-K or 10-D shall be signed by a duly authorized officer (and a senior officer in charge of the Master Servicing function with respect to the
      Form 10-K) of the Master Servicer. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities
      Administrator of its duties under this Section 3.22(i) related to the timely preparation, arrangement for execution and filing of Form 15, a
      Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section 3.22(i). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K,
      10-D or 10-K, where such failure results from the Securities
      Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, the Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms
      8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

      (j)   Notwithstanding the provision of Section 11.01, this Section 3.22 may be amended without the consent of the Certificateholders.

      (k)   Notwithstanding the provisions of Section 11.05, any notice to be delivered by the Securities Administrator or the Master Servicer pursuant to this Section 3.22 may be delivered via (i) email to
chris.s.edwards@bankofamerica.com or (ii) fax to (704) 264-2513.

                                      -120-

                                   ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

      Section 4.01 Master Servicer's Certificate. Each month, not later than
12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business Day), the Master Servicer shall deliver to the Securities Administrator, a Master Servicer's Certificate based solely on the information provided by the Servicers (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator)
certified by a Master Servicing Officer setting forth the information necessary in order for the Securities Administrator to perform its obligations under this
Agreement. The Securities Administrator may conclusively rely upon the information contained in a Master Servicer's Certificate delivered by the Master
Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                    ARTICLE V

       PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;REMIC ADMINISTRATION

      Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Master Servicer's Certificate, the Securities Administrator
shall distribute or be deemed to distribute out of the Certificate Account, the
Group 1 Lower-Tier Certificate Sub-Account, the Group Middle-Tier Certificate
Sub-Account, the Group 1 Upper-Tier Certificate Sub-Account, the Aggregate Group
X Lower-Tier Certificate Sub-Account, the Group 5 Lower-Tier Certificate
Sub-Account or the Aggregate Group 6 Lower-Tier Certificate Sub-Account, as
applicable (to the extent funds are available therein), to each
Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such
Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Certificate (other than a Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Securities Administrator shall agree upon, such Certificateholder's
Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02 or
5.03, as applicable.

      None of the Holders of any Class of Certificates, the Depositor, the
Master Servicer, the Securities Administrator or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

      Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

      Section 5.02 Priorities of Distributions on the Shifting Interest
Certificates. (a) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) (1) to the extent not previously paid, the amounts payable to the
Master Servicer, the Securities Administrator and the Trustee pursuant to
Section 3.09(f) and Section 3.11 and shall pay such funds to itself, the Master
Servicer and the

                                      -121-

Trustee, as applicable, and (2) based solely on the information contained in the
Master Servicer's Certificate, the Pool Distribution Amount (after the payment of the Administrative Fees for such Mortgage Loans and expenses and indemnities reimbursable pursuant to this Agreement, in each case to the extent not previously retained by or distributed to a Servicer, the Securities
Administrator, the Master Servicer or the Trustee) for each Loan Group (other than Loan Group 1), and shall apply such funds, first, to distributions in respect of the Uncertificated Aggregate Group X Lower-Tier Interests, the
Uncertificated Group 5 Lower-Tier Interests and the Uncertificated Aggregate
Group 6 Lower-Tier Interests, and then to the Uncertificated Shifting Interests
Middle-Tier Interests as specified in this Section 5.02(a) and then to distributions on the Shifting Interest Certificates in the following order of priority and to the extent of such funds, paying the Senior Certificates of each
Group (other than Loan Group 1) solely from the Pool Distribution Amount for the
Related Loan Group, paying the Aggregate Group X Subordinate Certificates solely from the combined remaining Pool Distribution Amounts for Loan Group 2, Loan
Group 3 and Loan Group 4, paying the Class 5-B Certificates solely from the remaining Pool Distribution Amount for Loan Group 5, and paying the Aggregate
Group 6 Subordinate Certificates solely from the combined remaining Pool
Distribution Amounts for Loan Group 6-A and Loan Group 6-B, in the following order of priority and to the extent of such funds:

            (i)     to each Class of Senior Certificates of such Group, an
      amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii)    to the Senior Certificates of a Group, in an aggregate
      amount up to the applicable Senior Principal Distribution Amount for such
      Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b);

            (iii)   in the case of Aggregate Loan Group X, subject to paragraph
      (d) below, in the following order of priority:

                    (A)   to the Class X-B-1 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (B)   to the Class X-B-1 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (C)   to the Class X-B-2 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (D)   to the Class X-B-2 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                                      -122-

                    (E)   to the Class X-B-3 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (F)   to the Class X-B-3 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (G)   to the Class X-B-4 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (H)   to the Class X-B-4 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (I)   to the Class X-B-5 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (J)   to the Class X-B-5 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (K)   to the Class X-B-6 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (L)   to the Class X-B-6 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

            (iv)    in the case of Aggregate Loan Group 6, subject to paragraph
      (d) below, in the following order of priority:

                    (A)   to the Class 6-B-1 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (B)   to the Class 6-B-1 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (C)   to the Class 6-B-2 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                      -123-

                    (D)   to the Class 6-B-2 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (E)   to the Class 6-B-3 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (F)   to the Class 6-B-3 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (G)   to the Class 6-B-4 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (H)   to the Class 6-B-4 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (I)   to the Class 6-B-5 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (J)   to the Class 6-B-5 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (K)   to the Class 6-B-6 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (L)   to the Class 6-B-6 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (M)   to the Class 6-B-7 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (N)   to the Class 6-B-7 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (O)   to the Class 6-B-8 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                      -124-

                    (P)   to the Class 6-B-8 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (Q)   to the Class 6-B-9 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (R)   to the Class 6-B-9 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (S)   to the Class 6-B-10 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (T)   to the Class 6-B-10 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (U)   to the Class 6-B-11 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (V)   to the Class 6-B-11 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

            (v)     in the case of Loan Group 5, subject to paragraph (d) below, in the following order of priority:

                    (A)   to the Class 5-B-1 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (B)   to the Class 5-B-1 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (C)   to the Class 5-B-2 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (D)   to the Class 5-B-2 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                                      -125-

                    (E)   to the Class 5-B-3 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (F)   to the Class 5-B-3 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (G)   to the Class 5-B-4 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (H)   to the Class 5-B-4 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (I)   to the Class 5-B-5 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (J)   to the Class 5-B-5 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (K)   to the Class 5-B-6 Certificates, an amount allocable
            to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (L)   to the Class 5-B-6 Certificates, an amount allocable
            to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

            (vi)    to the Holder of the Class 2-A-R Certificate (in respect of the Class SI-UR Interest, the Class SI-MR Interest, the Class X-LR
      Interest, the Class 5-LR Interest or the Class 6-LR Interest, as
      applicable), any amounts remaining in the Shifting Interest Upper-Tier
      Certificate Sub-Account, the Shifting Interest Middle-Tier Certificate
      Sub-Account, the Aggregate Group X Lower-Tier Certificate Sub-Account, the
      Group 5 Lower-Tier Certificate Sub-Account and the Aggregate Group 6
      Lower-Tier Certificate Sub-Account and any remaining Pool Distribution
      Amounts.

            No Class of Certificates will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of
      "Interest Distribution Amount" after its Class Certificate Balance has been reduced to zero.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of

                                      -126-

      "Interest Distribution Amount" and second with respect to the amount payable pursuant to clause (ii) of such definition.

            On each Distribution Date, the Securities Administrator shall distribute any Reimbursement Amount received with respect to the Shifting
      Interest Loan Groups sequentially to each Class of Shifting Interest
      Certificates then outstanding which bore the loss to which such
      Reimbursement Amount relates, beginning with the most senior of such
      Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the
      Pool Distribution Amount for the applicable Loan Group.

            (vii)   Distributions on the Uncertificated Aggregate Group X
      Lower-Tier Interests. On each Distribution Date, interest shall be distributed in respect of the Uncertificated Aggregate Group X Lower-Tier
      Interests at the Uncertificated Aggregate Group X Lower-Tier REMIC
      Pass-Through Rate thereon, as described in the next to last paragraph of this Section 5.02(a)(vii), plus any amounts in respect thereof remaining unpaid from previous Distribution Dates. For purposes of calculating the interest distributable in respect of each Uncertificated Aggregate Group X
      Lower-Tier Interest and any Distribution Date, Non-Supported Interest
      Shortfalls and Relief Act Reductions related to a Loan Group shall be allocated to the related Uncertificated Aggregate Group X Lower-Tier
      Interests pro rata based on, and to the extent of, one month's interest at the then applicable pass-through rate on such Uncertificated Aggregate
      Group X Lower-Tier Interest. Any Non-Supported Interest Shortfalls and
      Relief Act Reductions allocated to the Uncertificated Aggregate Group X
      Lower-Tier Interests pursuant to this paragraph shall be (a) from
      Non-Supported Interest Shortfalls and Relief Act Reductions allocated to
      Loan Group 2 in the case of Uncertificated Aggregate Group X Lower-Tier
      Interests beginning with the numeral "2," (b) from Non-Supported Interest
      Shortfalls and Relief Act Reductions allocated to Loan Group 3 in the case of Uncertificated Aggregate Group X Lower-Tier Interests beginning with the numeral "3," and (c) from Non-Supported Interest Shortfalls and Relief
      Act Reductions allocated to Loan Group 4 in the case of Uncertificated
      Aggregate Group X Lower-Tier Interests beginning with the numeral "4."

            All distributions of principal shall be made first to the Class 2-LS
      Interest, the Class 3-LS Interest and the Class 4-LS Interest so as to
      keep the principal balances thereof (computed to eight decimal places)
      equal to 0.100% of the Group Subordinate Amount for Loan Group 2, Loan
      Group and Loan Group 4, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of principal shall be distributed to the Class 2-LS Interest, the Class 3-LS
      Interest and the Class 4-LS Interest, such that the Subordinate Balance
      Ratio is maintained), and second, any remaining principal to the Class 2-L
      Interest, the Class 3-L Interest and the Class 4-L Interest. Any
      distributions of principal made to the Uncertificated Aggregate Group X
      Lower-Tier Interests pursuant to this paragraph shall be made from the
      Group 2 Mortgage Loans to the Uncertificated Aggregate Group X Lower-Tier
      Interests beginning with the numeral "2," from the Group 3 Mortgage Loans to the Uncertificated Aggregate Group X Lower-Tier Interests beginning with the numeral "3," and from the Group 4

                                      -127-

      Mortgage Loans to the Uncertificated Aggregate Group X Lower-Tier
      Interests beginning with the numeral "4."

            Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 2-LS Interest, the
      Class 3-LS Interest and the Class 4-LS Interest so as to keep the principal balances thereof (computed to eight decimal places) equal to
      0.100% of the Group Subordinate Amount for Loan Group 2, Loan Group 3 and
      Loan Group 4, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of Realized Losses shall be allocated to the Class 2-LS Interest, the Class 3-LS Interest and
      the Class 4-LS Interest such that the Subordinate Balance Ratio is maintained); and second, the remaining Realized Losses shall be allocated to the Class 2-L Interest, the Class 3-L Interest and the Class 4-L
      Interest. Any Realized Losses allocated to the Uncertificated Aggregate
      Group X Lower-Tier Interests pursuant to this paragraph shall be (a) from
      Realized Losses allocated to Loan Group 2 in the case of Uncertificated
      Aggregate Group X Lower-Tier Interests beginning with the numeral "2," (b)
      from Realized Losses allocated to Loan Group 3 in the case of
      Uncertificated Aggregate Group X Lower-Tier Interests beginning with the numeral "3," and (c) from Realized Losses allocated to Loan Group 4 in the case of Uncertificated Aggregate Group X Lower-Tier Interests beginning with the numeral "4."

            Recoveries and Reimbursement Amounts received with respect to
      Aggregate Loan Group X shall be applied to the Uncertificated Aggregate
      Group X Lower-Tier Interests in a manner analogous to the application of
      Realized Losses to the Uncertificated Aggregate Group X Lower-Tier
      Interests.

            As of any date, the aggregate principal balance of the Class 2-L
      Interest and the Class 2-LS Interest shall equal the aggregate Pool Stated
      Principal Balance of Loan Group 2. As of any date, the aggregate principal balance of the Class 3-L Interest and the Class 3-LS Interest shall equal the aggregate Pool Stated Principal Balance of Loan Group 3. As of any
      date, the aggregate principal balance of the Class 4-L Interest and the
      Class 4-LS Interest shall equal the Pool Stated Principal Balance of Loan
      Group 4.

            The pass-through rate with respect to the Class 2-L Interest and the
      Class 2-LS Interest shall be the Net WAC for the Group 2 Mortgage Loans.
      The pass-through rate with respect to the Class 3-L Interest and the Class
      3-LS Interest shall be the Net WAC for the Group 3 Mortgage Loans. The pass-through rate with respect to the Class 4-L Interest and the Class
      4-LS Interest shall be the Net WAC for the Group 4 Mortgage Loans.

            Amounts distributed to the Uncertificated Aggregate Group X
      Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the
      "Aggregate Group X Lower-Tier Distribution Amount."

            (viii)  Distributions on the Uncertificated Group 5 Lower-Tier
      Interests. On each Distribution Date, interest shall be distributed in respect of the Uncertificated Group 5 Lower-Tier Interests at the
      Uncertificated Group 5 Lower-Tier REMIC Pass-

                                      -128-

      Through Rate thereon, as described in the next to last paragraph of this
      Section 5.02(a)(viii), plus any amounts in respect thereof remaining unpaid from previous Distribution Dates. For purposes of calculating the interest distributable in respect of each Uncertificated Group 5
      Lower-Tier Interest and any Distribution Date, Non-Supported Interest
      Shortfalls and Relief Act Reductions related to Loan Group 5 shall be allocated to the Class 5-L Interest to the extent of one month's interest at the then applicable pass-through rate on such Uncertificated Group 5
      Lower-Tier Interest. Any Non-Supported Interest Shortfalls and Relief Act
      Reductions allocated to the Uncertificated Group 5 Lower-Tier Interests pursuant to this paragraph shall be from Non-Supported Interest Shortfalls and Relief Act Reductions allocated to Loan Group 5 in the case of
      Uncertificated Group 5 Lower-Tier Interests beginning with the numeral
      "5."

            All distributions of principal shall be made to the Class 5-L
      Interest. Any distributions of principal made to the Uncertificated Group
      5 Lower-Tier Interests pursuant to this paragraph shall be made from the
      Group 5 Mortgage Loans to the Uncertificated Group 5 Lower-Tier Interests
      beginning with the numeral "5."

            Realized Losses shall be applied after all distributions have been made on each Distribution Date to the Class 5-L Interest. Any Realized
      Losses allocated to the Uncertificated Group 5 Lower-Tier Interests pursuant to this paragraph shall be from Realized Losses allocated to Loan
      Group 5 in the case of Uncertificated Group 5 Lower-Tier Interests beginning with the numeral "5."

            Recoveries and Reimbursement Amounts received with respect to Loan
      Group 5 shall be applied to the Uncertificated Group 5 Lower-Tier
      Interests in a manner analogous to the application of Realized Losses to the Uncertificated Group 5 Lower-Tier Interests.

            As of any date, the aggregate principal balance of the Class 5-L
      Interest shall equal the Pool Stated Principal Balance of Loan Group 5.

            The pass-through rate with respect to the Class 5-L Interest shall be the Net WAC for the Group 5 Mortgage Loans.

            Amounts distributed to the Uncertificated Group 5 Lower-Tier
      Interests in respect of principal and interest with respect to any
      Distribution Date are referred to herein collectively as the "Group 5
      Lower-Tier Distribution Amount."

            (ix)    Distributions on the Uncertificated Aggregate Group 6
      Lower-Tier Interests. On each Distribution Date, interest shall be distributed in respect of the Uncertificated Aggregate Group 6 Lower-Tier
      Interests at the Uncertificated Aggregate Group 6 Lower-Tier REMIC
      Pass-Through Rate thereon, as described in the next to last paragraph of this Section 5.02(a)(ix), plus any amounts in respect thereof remaining unpaid from previous Distribution Dates. For purposes of calculating the interest distributable in respect of each Uncertificated Aggregate Group 6
      Lower-Tier Interest and any Distribution Date, Non-Supported Interest
      Shortfalls and Relief Act Reductions

                                      -129-

      related to a Loan Group shall be allocated to the related Uncertificated
      Aggregate Group 6 Lower-Tier Interests pro rata based on, and to the extent of, one month's interest at the then applicable pass-through rate on such Uncertificated Aggregate Group 6 Lower-Tier Interest. Any
      Non-Supported Interest Shortfalls and Relief Act Reductions allocated to the Uncertificated Aggregate Group 6 Lower-Tier Interests pursuant to this paragraph shall be (a) from Non-Supported Interest Shortfalls and Relief
      Act Reductions allocated to Loan Group 6-A in the case of Uncertificated
      Aggregate Group 6 Lower-Tier Interests beginning with the numeral "6-A"
      and (b) from Non-Supported Interest Shortfalls and Relief Act Reductions
      allocated to Loan Group 6-B in the case of Uncertificated Aggregate Group
      6 Lower-Tier Interests beginning with the numeral "6-B."

            All distributions of principal shall be made first to the Class
      6-A-LS Interest and the Class 6-B-LS Interest so as to keep the principal balances thereof (computed to eight decimal places) equal to 0.100% of the
      Group Subordinate Amount for Loan Group 6-A and Loan Group 6-B,
      respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of principal shall be distributed to the Class 6-A-LS Interest and 6-B-LS Interest, such that the Subordinate Balance Ratio is maintained), and second, any remaining principal to the Class 6-A-L Interest and 6-B-L Interest. Any
      distributions of principal made to the Uncertificated Aggregate Group 6
      Lower-Tier Interests pursuant to this paragraph shall be made from the
      Group 6-A Mortgage Loans to the Uncertificated Aggregate Group 6
      Lower-Tier Interests beginning with the numeral "6-A" and from the Group
      6-B Mortgage Loans to the Uncertificated Aggregate Group 6 Lower-Tier
      Interests beginning with the numeral "6-B."

            Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 6-A-LS Interest and the
      Class 6-B-LS Interest so as to keep the principal balances thereof
      (computed to eight decimal places) equal to 0.100% of the Group
      Subordinate Amount for Loan Group 6-A and Loan Group 6-B, respectively
      (except that if any such amount is greater than on the preceding
      Distribution Date, the least amount of Realized Losses shall be allocated to the Class 6-A-LS Interest and the Class 6-B-LS Interest such that the
      Subordinate Balance Ratio is maintained); and second, the remaining
      Realized Losses shall be allocated to the Class 6-A-L Interest and the
      Class 6-B-L Interest. Any Realized Losses allocated to the Uncertificated
      Aggregate Group 6 Lower-Tier Interests pursuant to this paragraph shall be
      (a) from Realized Losses allocated to Loan Group 6-A in the case of
      Uncertificated Aggregate Group 6 Lower-Tier Interests beginning with the numeral "6-A" and (b) from Realized Losses allocated to Loan Group 6-B in the case of Uncertificated Aggregate Group 6 Lower-Tier Interests
      beginning with the numeral "6-B."

            Recoveries and Reimbursement Amounts received with respect to
      Aggregate Loan Group 6 shall be applied to the Uncertificated Aggregate
      Group 6 Lower-Tier Interests in a manner analogous to the application of
      Realized Losses to the Uncertificated Aggregate Group 6 Lower-Tier
      Interests.

            As of any date, the aggregate principal balance of the Class 6-A-L
      Interest and the Class 6-A-LS Interest shall equal the aggregate Pool
      Stated Principal Balance of Loan Group 6-A. As of any date, the aggregate principal balance of the Class 6-B-L Interest

                                      -130-

      and the Class 6-B-LS Interest shall equal the aggregate Pool Stated
      Principal Balance of Loan Group 6-B.

            The pass-through rate with respect to the Class 6-A-L Interest and the Class 6-A-LS Interest shall be the Net WAC for the Group 6-A Mortgage
      Loans. The pass-through rate with respect to the Class 6-B-L Interest and the Class 6-B-LS Interest shall be the Net WAC for the Group 6-B Mortgage
      Loans.

            Amounts distributed to the Uncertificated Aggregate Group 6
      Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the
      "Aggregate Group 6 Lower-Tier Distribution Amount."

            (x)     Distributions on the Uncertificated Shifting Interest
      Middle-Tier Interests. On each Distribution Date, each Uncertificated
      Shifting Interest Middle-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Shifting Interest Upper-Tier
      Class or Classes, as provided herein and shall have its principal balance increased in the event of Recoveries in an amount equal to any such increase in the Class Certificate Balance of the respective Corresponding
      Shifting Interest Upper-Tier Class or Classes. On each Distribution Date, each Uncertificated Shifting Interest Middle-Tier Interest shall receive distributions in respect of interest in an amount equal to the Interest
      Distribution Amount in respect of its Corresponding Shifting Interest
      Upper-Tier Class or Classes as reduced by Non-Supported Interest
      Shortfalls and Relief Act Reductions to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Shifting Interest
      Middle-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Shifting
      Interest Middle-Tier Distribution Amount."

            As of any date, the principal balance each Uncertificated Shifting
      Interest Middle-Tier Interest equals the aggregate of the Class
      Certificate Balances of the respective Corresponding Shifting Interest
      Upper-Tier Class or Classes, or in the case of the Class 5-A-MR2 Interest, the aggregate of the Class Certificate Balances of the Class 5-A-2
      Certificates and the Class 5-A-3 Certificates. The initial principal balance of each Uncertificated Shifting Interest Middle-Tier Interest equals the aggregate of the Initial Class Certificate Balances of the respective Corresponding Shifting Interest Upper-Tier Class or Classes, or
      in the case of the Class 5-A-MR2 Interest, the aggregate of the Initial
      Class Certificate Balances of the Class 5-A-2 Certificates and the Class
      5-A-3 Certificates.

            The pass-through rate with respect to the Class 2-A-MR1 Interest and the Class 2-A-MR2 Interest shall be the weighted average of the Class 2-L
      Interest and the Class 2-LS Interest. The pass-through rate with respect to the Class 3-A-MR1 Interest shall be the weighted average of the Class
      3-L Interest and the Class 3-LS Interest. The pass-through rate with respect to the Class 4-A-MR1 Interest shall be the weighted average of the
      Class 4-L Interest and the Class 4-LS Interest. The pass-through rate with respect to the Class 5-A-MR1 Interest and the Class 5-A-MR2 Interest shall be the weighted

                                      -131-

      average of the Class 5-L Interest. The pass-through rate with respect to the Class 6-A-A-MR1 Interest shall be the weighted average of the Class
      6-A-L Interest and the Class 6-A-LS Interest. The pass-through rate with respect to the Class 6-B-A-MR1 Interest shall be the weighted average of the Class 6-B-L Interest and the Class 6-B-LS Interest. The pass-through rate with respect to the Class XB-MR1 Interest, the Class XB-MR2 Interest,
      the Class XB-MR3 Interest, the Class XB-MR4 Interest, the Class XB-MR5
      Interest and the Class XB-MR6 Interest shall be the weighted average of the Class 2-LS Interest, the Class 3-LS Interest and the Class 4-LS
      Interest. The pass-through rate with respect to the Class 5B-MR1 Interest, the Class 5B-MR2 Interest, the Class 5B-MR3 Interest, the Class 5B-MR4
      Interest, the Class 5B-MR5 Interest and the Class 5B-MR6 Interest shall be the weighted average of the Class 5-L Interest. The pass-through rate with respect to the Class 6-B-MR1 Interest, the Class 6-B-MR2 Interest, the
      Class 6-B-MR3 Interest, the Class 6-B-MR4 Interest, the Class 6-B-MR5
      Interest, the Class 6-B-MR6 Interest, the Class 6-B-MR7 Interest, the
      Class 6-B-MR8 Interest, the Class 6-B-MR9 Interest, the Class 6-B-MR10
      Interest, and the Class 6-B-MR11 Interest shall be the weighted average of the Class 6-A-LS Interest and the Class 6-B-LS Interest.

      (b)   (i)     With respect to the Group 2 Senior Certificates:

            On each Distribution Date, an amount equal to the lesser of (a) the
      Senior Principal Distribution Amount for Loan Group 2 for such
      Distribution Date and (b) the Pool Distribution Amount for Loan Group 2
      remaining after distributions of interest on the Group 2 Senior
      Certificates will be distributed as principal, sequentially, as follows:

                    first, to the Class 2-A-R Certificate, until its Class
            Certificate Balance has been reduced to zero; and

                    second, concurrently, to the Class 2-A-1 Certificates and
            Class 2-A-2 Certificates, pro rata, until their Class Certificate
            Balances have been reduced to zero.

            (ii)    With respect to the Group 3 Senior Certificates:

            On each Distribution Date, an amount equal to the lesser of (a) the
      Senior Principal Distribution Amount for Loan Group 3 for such
      Distribution Date and (b) the Pool Distribution Amount for Loan Group 3
      remaining after distributions of interest on the Group 3 Senior
      Certificates will be distributed as principal, concurrently, to the Class
      3-A-1 Certificates and Class 3-A-2 Certificates, pro rata, until their
      Class Certificate Balances have been reduced to zero.

            (iii)   With respect to the Group 4 Senior Certificates:

            On each Distribution Date, an amount equal to the lesser of (a) the
      Senior Principal Distribution Amount for Loan Group 4 for such
      Distribution Date and (b) the Pool Distribution Amount for Loan Group 4
      remaining after distributions of interest on the Group 4 Senior
      Certificates will be distributed as principal, concurrently, as follows:

                                      -132-

                    (a)   95.5604679009%, concurrently, as follows:

                          (A)   48.1927710843% to the Class 4-A-1 Certificates,
                    until their Class Certificate Balance has been reduced to
                    zero; and

                          (B)   51.8072289157%, sequentially, as follows:

                                (1)   to the Class 4-A-2 Certificates, until
                                their Class Certificate Balance has been reduced
                                to zero; and

                                (2)   to the Class 4-A-3 Certificates, until
                                their Class Certificate Balance has been reduced
                                to zero; and

                    (b)   4.4395320991% to the Class 4-A-4 Certificates, until
      their Class Certificate Balance has been reduced to zero.

            (iv)    With respect to the Group 5 Senior Certificates:

            On each Distribution Date, an amount equal to the lesser of (a) the
      Senior Principal Distribution Amount for Loan Group 5 for such
      Distribution Date and (b) the Pool Distribution Amount for Loan Group 5
      remaining after distributions of interest on the Group 5 Senior
      Certificates will be distributed as principal, concurrently, as follows:

                    (a)   96.373024719%, concurrently, as follows:

                          (A)   23.0845587387% to the Class 5-A-1 Certificates,
                    until their Class Certificate Balance has been reduced to
                    zero; and

                          (B)   76.9154412613%, sequentially, as follows:

                                (1)   to the Class 5-A-2 Certificates, until
                                their Class Certificate Balance has been reduced
                                to zero; and

                                (2)   to the Class 5-A-3 Certificates, until
                                their Class Certificate Balance has been reduced
                                to zero; and

                    (b)   3.626975281% to the Class 5-A-4 Certificates, until
      their Class Certificate Balance has been reduced to zero.

            (v)     With respect to the Group 6-A Senior Certificates:

            On each Distribution Date, an amount equal to the lesser of (a) the
      Senior Principal Distribution Amount for Loan Group 6-A for such
      Distribution Date and (b) the Pool Distribution Amount for Loan Group 6-A
      remaining after distributions of interest on the Group 6-A Senior
      Certificates will be distributed as principal, concurrently, to the Class
      6-A-1 Certificates and Class 6-A-2 Certificates, pro rata, until their
      Class Certificate Balances have been reduced to zero.

                                      -133-

            (vi)    With respect to the Group 6-B Senior Certificates:

            On each Distribution Date, an amount equal to the lesser of (a) the
      Senior Principal Distribution Amount for Loan Group 6-B for such
      Distribution Date and (b) the Pool Distribution Amount for Loan Group 6-B
      remaining after distributions of interest on the Group 6-B Senior
      Certificates will be distributed as principal, concurrently, to the Class
      6-A-3 Certificates and Class 6-A-4 Certificates, pro rata, until their
      Class Certificate Balances have been reduced to zero.

      On each Distribution Date on or after a Senior Credit Support Depletion
Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to the related Loan Group available to be distributed as principal of the Senior Certificates of the Related Group shall be distributed, concurrently, as principal of such Classes of Senior
Certificates, pro rata, on the basis of their respective Class Certificate
Balances immediately prior to that Distribution Date, until the Class
Certificate Balances thereof are reduced to zero.

      The Class 5-A-X Certificates are Interest Only Certificates and are not
entitled to distributions in respect of principal.

            (vii)   Notwithstanding the foregoing, on each Distribution Date
      prior to the Senior Credit Support Depletion Date for Aggregate Group X
      but on or after the date on which the aggregate Class Certificate Balance of the Senior Certificates of any Group in Aggregate Group X has been reduced to zero, amounts otherwise distributable as principal payments with respect to the related Loan Group in Aggregate Loan Group X on the
      Aggregate Group X Subordinate Certificates will be paid as principal to the remaining Classes of Senior Certificates of the other Groups in
      Aggregate Group X together with the applicable Senior Principal
      Distribution Amount in accordance with the priorities set forth for the applicable Group in clause (b)(i), (b)(ii) or (b)(iii) above, provided that on such Distribution Date (a) the Aggregate Group X Subordinate
      Percentage for such Distribution Date is less than twice the initial
      Aggregate Group X Subordinate Percentage or (b) the outstanding principal balance of the Mortgage Loans in Aggregate Loan Group X (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any
      Mortgage Loan for which the Mortgagor has filed for bankruptcy after the
      Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Aggregate Group X Subordinate Certificates, is equal to or greater than 50%. If the Senior Certificates of two Groups in Aggregate Group X
      remain outstanding, the distributions described above will be made to the
      Senior Certificates of such Groups, pro rata, in proportion to the aggregate Class Certificate Balance of the Senior Certificates of each such Group.

      In addition, after giving effect to the second preceding sentence, if on any Distribution Date the aggregate Class Certificate Balance of the Senior
Certificates of a Group in Aggregate Group X (after giving effect to distributions to be made on such Distribution Date) is greater than the Adjusted
Pool Amount of the related Loan Group (any such Group, the "Aggregate Group X
Undercollateralized Group" and any such excess, the "Aggregate Group X
Undercollateralized

                                      -134-

Amount"), all amounts otherwise distributable as principal on the Aggregate
Group X Subordinate Certificates pursuant to Section 5.02(a)(iii)(L), (J), (H),
(F), (D) and (B), in that order, will be paid as principal to the Senior
Certificates of the Aggregate Group X Undercollateralized Group together with the applicable Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Group above under clause (b)(i), (ii) or
(iii) until the aggregate Class Certificate Balance of the Senior Certificates
of the Aggregate Group X Undercollateralized Group equals the Adjusted Pool
Amount of the Related Loan Group. If two Groups are Aggregate Group X
Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to the amount by which the aggregate Class Certificate
Balance of the Senior Certificates of each such Group exceeds the Pool Stated
Principal Balance of the related Loan Group. Also, the amount of any Class
Unpaid Interest Shortfalls with respect to the Aggregate Group X
Undercollateralized Group (including any Class Unpaid Interest Shortfalls for such Distribution Date) will be paid to the Aggregate Group X
Undercollateralized Group pursuant to Section 5.02(a)(i) prior to the payment of any Aggregate Group X Undercollateralized Amount from amounts otherwise distributable as principal on the Aggregate Group X Subordinate Certificates pursuant to Section 5.02(a)(iii)(L), (J), (H), (F), (D) and (B), in that order.

            (viii)  Notwithstanding the foregoing, on each Distribution Date prior to the Senior Credit Support Depletion Date for Aggregate Group 6
      but on or after the date on which the aggregate Class Certificate Balance of the Senior Certificates of any Group in Aggregate Group 6 has been reduced to zero, amounts otherwise distributable as principal payments with respect to the related Group in Aggregate Loan Group 6 on the
      Aggregate Group 6 Subordinate Certificates will be paid as principal to the remaining Classes of Senior Certificates of the other Groups in
      Aggregate Group 6 together with the applicable Senior Principal
      Distribution Amount in accordance with the priorities set forth for the applicable Group in clause (b)(v) or (b)(vi) above, provided that on such
      Distribution Date (a) the Aggregate Group 6 Subordinate Percentage for
      such Distribution Date is less than twice the initial Aggregate Group 6
      Subordinate Percentage or (b) the outstanding principal balance of the
      Mortgage Loans in Aggregate Loan Group 6 (including, for this purpose, any
      Mortgage Loans in foreclosure, any REO Property and any Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date)
      delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the
      Aggregate Group 6 Subordinate Certificates, is equal to or greater than
      50%.

      In addition, after giving effect to the preceding sentence, if on any
Distribution Date the aggregate Class Certificate Balance of the Senior
Certificates of a Group in Aggregate Group 6 (after giving effect to distributions to be made on such Distribution Date) is greater than the Adjusted
Pool Amount of the related Loan Group (any such Group, the "Aggregate Group 6
Undercollateralized Group" and any such excess, the "Aggregate Group 6
Undercollateralized Amount"), all amounts otherwise distributable as principal on the Aggregate Group 6 Subordinate Certificates pursuant to Section
5.02(a)(iv)(V), (T), (R), (P), (N), (L), (J), (H), (F), (D) and (B), in that order, will be paid as principal to the Senior Certificates of the Aggregate
Group 6 Undercollateralized Group together with the applicable Senior Principal
Distribution Amount in accordance with the priorities set forth for the applicable Group above under (b)(v) or

                                      -135-

(vi) until the aggregate Class Certificate Balance of the Senior Certificates of
the Aggregate Group 6 Undercollateralized Group equals the Adjusted Pool Amount of the Related Loan Group. Also, the amount of any Class Unpaid Interest
Shortfalls with respect to the Aggregate Group 6 Undercollateralized Group
(including any Class Unpaid Interest Shortfalls for such Distribution Date) will be paid to the Aggregate Group 6 Undercollateralized Group pursuant to Section
5.02(a)(i) prior to the payment of any Aggregate Group 6 Undercollateralized
Amount from amounts otherwise distributable as principal on the Aggregate Group
6 Subordinate Certificates pursuant to Section 5.02(a)(iv)(V), (T), (R), (P),
(N), (L), (J), (H), (F), (D) and (B), in that order.

      (c)   On each Distribution Date, Accrued Certificate Interest for each
Class of Shifting Interest Certificates for such Distribution Date shall be reduced by such Class' pro rata share, based on such Class' Interest
Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of an amount equal to the sum of (A)
Non-Supported Interest Shortfalls, (B) on and after the related Senior Credit
Support Depletion Date, any Realized Loss on the Mortgage Loans in the Related
Loan Group or related Loan Groups allocable to interest and (C) Relief Act
Reductions incurred on any Mortgage Loans in the related Loan Group or Loan
Groups during the calendar month preceding the month of such Distribution Date.

      (d)   Notwithstanding the priority and allocation contained in Sections
5.02(a)(iii), (iv) and (v), if with respect to each Class of Aggregate Group X
Subordinate Certificates, Class 5-B Certificates or Aggregate Group 6
Subordinate Certificates, as the case may be, on any Distribution Date, (i) the aggregate of the Class Certificate Balances of the Aggregate Group X Subordinate
Certificates, Class 5-B Certificates or Aggregate Group 6 Subordinate
Certificates that have higher numerical class designations than such Class, divided by (ii) (A) in the case of Aggregate Group X Subordinate Certificates, the aggregate of the Pool Stated Principal Balances of Aggregate Loan Group X
immediately prior to such Distribution Date, (B) in the case of the Class 5-B
Certificates, the Pool Stated Principal Balance for Loan Group 5 immediately prior to such Distribution Date or (C) in the case of Aggregate Group 6
Subordinate Certificates, the aggregate of the Pool Stated Principal Balances of
Aggregate Loan Group 6 immediately prior to such Distribution Date (for each such Class, the "Fractional Interest") is less than the Original Fractional
Interest for such Class, no distributions of principal will be made to any
Classes of Aggregate Group X Subordinate Certificates, Class 5-B Certificates or
Aggregate Group 6 Subordinate Certificates, as applicable, junior to such Class
(the "Restricted Classes"), and the Class Certificate Balances of the Restricted
Classes of applicable Subordinate Certificates will not be used in determining the Pro Rata Share for the applicable Subordinate Certificates that are not
Restricted Classes. If the aggregate Class Certificate Balance of the Aggregate
Group X Subordinate Certificates, Class 5-B Certificates or Aggregate Group 6
Subordinate Certificates, as applicable, that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially: (a) to each Class of Aggregate Group X Subordinate
Certificates that is entitled to receive a principal distribution in the order of their numerical Class designations, beginning with the Class X-B-1
Certificates, until each such Class has received its respective pro rata share for such Distribution Date, (b) to each Class of Class 5-B Certificates that is entitled to receive a principal distribution in the order of their numerical
Class designations, beginning with the Class 5-B-1 Certificates, until each such

                                      -136-

Class has received its respective pro rata share for such Distribution Date and
(c) to each Class of Aggregate Group 6 Subordinate Certificates that is entitled to receive a principal distribution in the order of their numerical Class designations, beginning with the Class 6-B-1 Certificates, until each such Class has received its respective pro rata share for such Distribution Date.

      Section 5.03 Priorities of Distributions on the Group 1 Certificates.

      (a)   Distributions of Interest with Respect to the Group 1 Certificates

      On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) the
Group 1 Interest Remittance Amount and apply it in the following order of priority and to the extent of such funds:

            (i)     concurrently, to the Class 1-A-1, Class 1-A-2 and Class
      1-A-3 Certificates, pro rata, the Accrued Certificate Interest thereon for such Distribution Date;

            (ii)    concurrently, to the Class 1-A-1, Class 1-A-2 and Class
      1-A-3 Certificates, pro rata, the Interest Carry Forward Amount thereon for such Distribution Date;

            (iii)   to the Class 1-M-1 Certificates, the Accrued Certificate
      Interest thereon for such Distribution Date;

            (iv)    to the Class 1-M-2 Certificates, the Accrued Certificate
      Interest thereon for such Distribution Date;

            (v)     to the Class 1-M-3 Certificates, the Accrued Certificate
      Interest thereon for such Distribution Date;

            (vi)    to the Class 1-M-4 Certificates, the Accrued Certificate
      Interest thereon for such Distribution Date;

            (vii)   to the Class 1-M-5 Certificates, the Accrued Certificate
      Interest thereon for such Distribution Date;

            (viii)  to the Class 1-M-6 Certificates, the Accrued Certificate
      Interest thereon for such Distribution Date; and

            (ix)    the amount, if any, of the Group 1 Interest Remittance
      Amount remaining after application with respect to the priorities set forth above will be applied as described under Section 5.03(c) hereof.

      (b)   Distributions of Principal with Respect to the Group 1 Certificates

      The Securities Administrator shall withdraw from the Certificate Account
(to the extent funds are available therein) the Group 1 Principal Distribution
Amount and apply it in the following order of priority and to the extent of such funds:

                                      -137-

            (i)   With respect to each Distribution Date before the Stepdown
      Date or as to which a Trigger Event is in effect:

                  first, concurrently, as follows:

                        (1)   89.4902736656%, sequentially, as follows:

                              (i)   to the Class 1-A-1 Certificates, until their
                        Class Certificate Balance has been reduced to zero; and

                              (ii)  to the Class 1-A-2 Certificates, until their
                        Class Certificate Balance has been reduced to zero;

                        (2)   10.5097263344% to the Class 1-A-3 Certificates,
                  until their Class Certificate Balance has been reduced to
                  zero;

                  second, to the Class 1-M-1 Certificates, until the Class
            Certificate Balance thereof has been reduced to zero;

                  third, to the Class 1-M-2 Certificates, until the Class
            Certificate Balance thereof has been reduced to zero;

                  fourth, to the Class 1-M-3 Certificates, until the Class
            Certificate Balance thereof has been reduced to zero;

                  fifth, to the Class 1-M-4 Certificates, until the Class
            Certificate Balance thereof has been reduced to zero;

                  sixth, to the Class 1-M-5 Certificates, until the Class
            Certificate Balance thereof has been reduced to zero;

                  seventh, to the Class 1-M-6 Certificates, until the Class
            Certificate Balance thereof has been reduced to zero; and

                  eighth, any remaining Group 1 Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as set forth in Section 5.03(c).

            (ii)  With respect to each Distribution Date on or after the
      Stepdown Date and as long as a Trigger Event is not in effect:

                  first, concurrently, up to the Group 1 Senior Principal
            Distribution Amount, as follows:

                        (1)   89.4902736656%, sequentially, as follows:

                              (i)   to the Class 1-A-1 Certificates, until their
                        Class Certificate Balance has been reduced to zero; and

                              (ii)  to the Class 1-A-2 Certificates, until their
                        Class Certificate Balance has been reduced to zero;

                                      -138-

                        (2)   10.5097263344% to the Class 1-A-3 Certificates,
                  until their Class Certificate Balance has been reduced to
                  zero;

                  second, to the Class 1-M-1 Certificates, up to the Class 1-M-1
            Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                  third, to the Class 1-M-2 Certificates, up to the Class 1-M-2
            Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                  fourth, to the Class 1-M-3 Certificates, up to the Class 1-M-3
            Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                  fifth, to the Class 1-M-4 Certificates, up to the Class 1-M-4
            Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                  sixth, to the Class 1-M-5 Certificates, up to the Class 1-M-5
            Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                  seventh, to the Class 1-M-6 Certificates, up to the Class
            1-M-6 Principal Distribution Amount, until the Class Certificate
            Balance thereof has been reduced to zero; and

                  eighth, any remaining Group 1 Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as set forth in Section 5.03(c).

      (c)   Distribution of Monthly Excess Cashflow Amounts

            (i)   On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed, to the extent available, in the following order of priority on such Distribution Date:

                  (A)   concurrently, to the Class 1-A-1, Class 1-A-2 and Class
            1-A-3 Certificates, pro rata, any remaining Accrued Certificate
            Interest for such Class for such Distribution Date;

                  (B)   sequentially, first, concurrently, to the Class 1-A-1,
            Class 1-A-2 and Class 1-A-3 Certificates, pro rata, any Interest
            Carry Forward Amount for such Class for such Distribution Date and second, to the Class 1-A-3 Certificates, any Class 1-A-3 Realized
            Loss Amortization Amount for such Distribution Date;

                  (C)   to the Class 1-M-1 Certificates, any remaining Accrued
            Certificate Interest for such Class for such Distribution Date;

                  (D)   to the Class 1-M-1 Certificates, any Interest Carry
            Forward Amount for such Class for such Distribution Date;

                                      -139-

                  (E)   to the Class 1-M-1 Certificates, any Class 1-M-1
            Realized Loss Amortization Amount for such Distribution Date;

                  (F)   to the Class 1-M-2 Certificates, any remaining Accrued
            Certificate Interest for such Class for such Distribution Date;

                  (G)   to the Class 1-M-2 Certificates, any Interest Carry
            Forward Amount for such class for such Distribution Date;

                  (H)   to the Class 1-M-2 Certificates, any Class 1-M-2
            Realized Loss Amortization Amount for such Distribution Date;

                  (I)   to the Class 1-M-3 Certificates, any remaining Accrued
            Certificate Interest for such Class for such Distribution Date;

                  (J)   to the Class 1-M-3 Certificates, any Interest Carry
            Forward Amount for such Class for such Distribution Date;

                  (K)   to the Class 1-M-3 Certificates, any Class 1-M-3
            Realized Loss Amortization Amount for such Distribution Date;

                  (L)   to the Class 1-M-4 Certificates, any remaining Accrued
            Certificate Interest for such Class for such Distribution Date;

                  (M)   to the Class 1-M-4 Certificates, any Interest Carry
            Forward Amount for such Class for such Distribution Date;

                  (N)   to the Class 1-M-4 Certificates, any Class 1-M-4
            Realized Loss Amortization Amount for such Distribution Date;

                  (O)   to the Class 1-M-5 Certificates, any remaining Accrued
            Certificate Interest for such Class for such Distribution Date;

                  (P)   to the Class 1-M-5 Certificates, any Interest Carry
            Forward Amount for such Class for such Distribution Date;

                  (Q)   to the Class 1-M-5 Certificates, any Class 1-M-5
            Realized Loss Amortization Amount for such Distribution Date;

                  (R)   to the Class 1-M-6 Certificates, any remaining Accrued
            Certificate Interest for such Class for such Distribution Date;

                  (S)   to the Class 1-M-6 Certificates, any Interest Carry
            Forward Amount for such Class for such Distribution Date;

                  (T)   to the Class 1-M-6 Certificates, any Class 1-M-6
            Realized Loss Amortization Amount for such Distribution Date;

                                      -140-

                  (U)   from amounts otherwise distributable to the Class 1-CE
            Certificates, to the Cap Carryover Reserve Account, first, concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3
            Certificates, pro rata, and second, sequentially, to the Class
            1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5 and Class
            1-M-6 Certificates, in that order, any Cap Carryover Amount for each such Class;

                  (V)   from amounts otherwise distributable to the Class 1-CE
            Certificates, to the Supplemental Interest Trust for the Swap
            Provider, any Swap Termination Payments resulting from a Swap
            Provider Trigger Event; and

                  (W)   to the Class 1-CE Certificates, up to the Class 1-CE
            Distributable Amount.

            (ii)  On each Distribution Date, there shall be distributed to the
      Holder of the Class 2-A-R Certificate (in respect of the Class 1-UR
      Interest), any amounts remaining in the Certificate Account in respect of
      Loan Group 1 on such date after the application pursuant to Sections
      5.03(a), 5.03(b) and 5.03(c).

      (d)   On each Distribution Date, Unpaid Realized Loss Amounts on the Class
1-A-3 Certificates and Class 1-M Certificates will be reduced by the amount of any Recoveries relating to the Group 1 Mortgage Loans received during the prior calendar month in the same order as Realized Loss Amortization Amounts are paid to the Offered Group 1 Certificates pursuant to Section 5.03(c) above.

      (e)   On each Distribution Date, the Securities Administrator shall withdraw any amounts then on deposit in the Certificate Account that represent
Prepayment Charges collected by GreenPoint in connection with a Principal
Prepayment in Full of the related Group 1 Mortgage Loan and shall distribute such amounts to the Holders of the Class 1-P Certificates. Such distributions shall not be applied to reduce the Class Certificate Balance of the Class 1-P
Certificates. On the first Distribution Date following the expiration of the latest prepayment term with respect to the related Group 1 Mortgage Loan, which date shall be February 20, 2011, and if funds are available on such date, the
Class 1-P Certificates shall be entitled to its outstanding Class Certificate
Balance prior to any distributions of Monthly Excess Cashflow Amounts pursuant to Section 5.03(c) on such Distribution Date and, if funds are not available on such date, on future Distribution Dates, until the Class Certificate Balance of the Class 1-P Certificates is reduced to zero.

      (f)   Any amounts distributed to the Class 1-A and Class 1-M Certificates in respect of interest pursuant to Section 5.03(c)(i)(U) which constitute Cap
Carryover Amounts shall first be deemed distributed by the Group 1 Upper-Tier
REMIC as a distribution with respect to the Class 1-CE Group 1 Upper-Tier
Interest, and then distributed to the Class 1-A and Class 1-M Certificates as payments on notional principal contracts in the nature of cap contracts. Any remaining amount with respect to the Class 1-CE Certificates shall be treated as having been distributed to the Holders of the Class 1-CE Certificates.

                                      -141-

      (g)   On each Distribution Date, after the Securities Administrator makes the distributions of the Available Funds, Monthly Excess Cashflow Amount and
amounts on deposit in the Cap Carryover Reserve Account as set forth above, the
Supplemental Interest Trust Trustee shall distribute the amount on deposit in the Swap Account as follows:

            (i)     to the Swap Provider, any Net Swap Payment owed to the Swap
      Provider pursuant to the Interest Rate Swap Agreement for such
      Distribution Date;

            (ii)    to the Swap Provider, any Swap Termination Payment not
      resulting from a Swap Provider Trigger Event pursuant to the Interest Rate
      Swap Agreement;

            (iii)   concurrently, to the Class 1-A-1, Class 1-A-2 and Class
      1-A-3 Certificates, the related Accrued Certificate Interest and Interest
      Carry Forward Amount remaining undistributed after the distributions of the Group 1 Interest Remittance Amount and the Monthly Excess Cashflow
      Amount, on a pro rata basis based on such respective remaining Accrued
      Certificate Interest and Interest Carry Forward Amount;

            (iv)    sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3,
      Class 1-M-4, Class 1-M-5 and Class 1-M-6 Certificates, in that order, the related Accrued Certificate Interest and Interest Carry Forward Amount, to
      the extent remaining undistributed after the distributions of the Group 1
      Interest Remittance Amount and the Monthly Excess Cashflow Amount;

            (v)     to the Holders of the Class or Classes of Group 1
      Certificates then entitled to receive distributions in respect of principal, in an amount necessary to maintain the applicable Targeted
      Overcollateralization Amount after taking into account distributions made from the Monthly Excess Interest Amount (but only to the extent of cumulative Realized Losses on the Group 1 Mortgage Loans);

            (vi)    sequentially, to the Class 1-A-3, Class 1-M-1, Class 1-M-2,
      Class 1-M-3, Class 1-M-4, Class 1-M-5, and Class 1-M-6 Certificates, in
      that order, to the extent of any remaining related Realized Loss
      Amortization Amount for such Class;

            (vii)   concurrently, to the Class 1-A-1, Class 1-A-2 and Class
      1-A-3 Certificates, the related Cap Carryover Amount, to the extent remaining undistributed after distributions are made from the Cap
      Carryover Reserve Account, on a pro rata basis based on such respective
      Cap Carryover Amounts remaining;

            (viii)  sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3,
      Class 1-M-4, Class 1-M-5 and Class 1-M-6 Certificates, in that order, the related Cap Carryover Amount, to the extent remaining undistributed after distributions are made from the Cap Carryover Reserve Account; and

            (ix)    to the Class 1-CE Certificates, any remaining amounts.

      (h)   Distributions on the Uncertificated Group 1 Lower-Tier Interests. On
each Distribution Date, the Securities Administrator shall be deemed to cause in the following order

                                      -142-

of priority, the following amounts to be distributed to the Group 1 Middle-Tier
REMIC on account of the Uncertificated Group 1 Lower-Tier Interests (such amount, the "Group 1 Lower-Tier Distribution Amount") or withdrawn from the
Certificate Account and distributed to the Holders of the Class 2-A-R
Certificates (in respect of the Class 1-LR Interest), as the case may be:

            (i)   to Holders of the Class LR1-I Interest and each of the Class
      LR1-1-A Interest through the Class LR1-59-B Interest, pro rata, in an amount equal to (A) Uncertificated Accrued Interest for such
      Uncertificated Group 1 Lower-Tier Interest for such Distribution Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates;

            (ii)  to the extent of amounts remaining after the distributions made pursuant to clause (i) above, payments of principal shall be allocated as follows: first, to the Class LR1-I Interest, then to the
      Class LR1-1-A Interest through the Class LR1-59-B Interest starting with the lowest numerical denomination until the Uncertificated Balance of each such Uncertificated Group 1 Lower-Tier Interest is reduced to zero, provided that, for Uncertificated Group 1 Lower-Tier Interests with the same numerical denomination, such payments of principal shall be allocated pro rata between such Uncertificated Group 1 Lower-Tier Interests, and second, to the extent of any Overcollateralization Release Amounts to the
      Class LR1-I Interest until the Uncertificated Balance of such
      Uncertificated Group 1 Lower-Tier Interest is reduced to zero, then to the
      Class LR1-1-A Interest through the Class LR1-59-B Interest starting with the lowest numerical denomination until the Uncertificated Balance of each such Uncertificated Group 1 Lower-Tier Interest is reduced to zero;

            (iii) to the Holders of the Class LR1-59-B Interest, all amounts representing Prepayment Charges in respect of the Mortgage Loans received by the applicable Servicer during the related Prepayment Period; and

            (iv)  any remaining amount to the Holders of the Class 2-A-R
      Certificates (in respect of the Class 1-LR Interest).

      (i)   Distributions on the Uncertificated Group 1 Middle-Tier Interests.
On each Distribution Date, the Securities Administrator shall be deemed to cause in the following order of priority, the following amounts to be distributed by the Group 1 Middle-Tier REMIC to the Group 1 Upper-Tier REMIC on account of the
Group 1 Middle-Tier Interests (such amount, the "Group 1 Middle-Tier
Distribution Amount") or withdrawn from the Certificate Account and distributed to the Holders of the Class 2-A-R Certificates (in respect of the Class 1-MR
Interest), as the case may be:

            (i)   first, to the Holders of the Class MR1IO Interest, in an
      amount equal to (A) Uncertificated Accrued Interest for such
      Uncertificated Group 1 Middle-Tier Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous
      Distribution Dates and second, to Holders of the Class MR1AA Interest, the
      Class MR1A1 Interest, the Class MR1A2 Interest, the Class MR1A3 Interest,
      the Class MR1M1 Interest, the Class MR1M2 Interest, the Class MR1M3
      Interest, the

                                      -143-

      Class MR1M4 Interest, the Class MR1M5 Interest, the Class MR1M6 Interest,
      the Class MR1P Interest and the Class MR1ZZ Interest, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such
      Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated
      Accrued Interest in respect of the Class MR1ZZ Interest shall be reduced and deferred when the Group 1 Middle-Tier REMIC Overcollateralized Amount is less than the Group 1 Middle-Tier REMIC Overcollateralization Target
      Amount, by the lesser of (x) the amount of such difference and (y) the
      Maximum MR1ZZ Uncertificated Accrued Interest Deferral Amount and such amount will be payable to the Holders of the Class MR1A1 Interest, the
      Class MR1A2 Interest, the Class MR1A3 Interest, the Class MR1M1 Interest,
      the Class MR1M2 Interest, the Class MR1M3 Interest, the Class MR1M4
      Interest, the Class MR1M5 Interest and the Class MR1M6 Interest, in the
      same proportion as the Overcollateralization Deficiency is allocated to the Corresponding Group 1 Classes and the Uncertificated Balance of the
      Class MR1ZZ Interest shall be increased by such amount;

            (ii)  to the Holders of the Uncertificated Group 1 Middle-Tier
      Interests, in an amount equal to the remainder of the Available Funds for such Distribution Date after the distributions made pursuant to clause (i)
      above, allocated as follows:

            (1)   to the Class MR1AA Interest and the Class MR1P Interest,
98.00% of such remainder, until the Uncertificated Balance of such
Uncertificated Group 1 Middle-Tier Interest is reduced to zero; provided, however, that the Class MR1P Interest shall not be reduced until the
Distribution Date immediately following the expiration of the latest Prepayment
Charge or any Distribution Date thereafter, at which point such amount shall be distributed to the Class MR1P Interest, until $100 has been distributed pursuant to this clause;

            (2)   to the Class MR1A1 Interest, the Class MR1A2 Interest, the
Class MR1A3 Interest, the Class MR1M1 Interest, the Class MR1M2 Interest, the
Class MR1M3 Interest, the Class MR1M4 Interest, the Class MR1M5 Interest and the
Class MR1M6 Interest, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Group 1 Classes, until the
Uncertificated Balances of such Uncertificated Group 1 Middle-Tier Interests are reduced to zero; then

            (3)   to the Class MR1ZZ Interest, 1.00% of such remainder, until the Uncertificated Balance of such Uncertificated Group 1 Middle-Tier Interest is reduced to zero;

            (4)   any remaining amount to the Holders of the Class 2-A-R
Certificates (in respect of the Class 1-MR Interest);

      provided, however, that (i) 98.00% and (ii) 2.00% of any principal payments that are attributable to an Overcollateralization Release Amount shall be allocated to (i) the Class MR1AA Interest and the Class MR1P Interest and
(ii) the Class MR1ZZ Interest, respectively; provided that the Class MR1P
Interest shall not be reduced until the Distribution Date immediately following the expiration of the latest Prepayment Charge or any Distribution Date thereafter, at which point such amount shall be distributed to the Class MR1P
Interest, until $100 has been distributed pursuant to this clause.

                                      -144-

      (j)   On each Distribution Date, all amounts representing Prepayment
Charges in respect of the Group 1 Mortgage Loans received by GreenPoint during the related Prepayment Period will be distributed to Holders of the Class MR1P
Interest. Such amount shall not reduce the Uncertificated Balance of the Class
MR1P Interest.

      (k)   Distributions on the Group 1 Upper-Tier Interests. On each
Distribution Date, 100% of the amounts deemed distributed on the Class MR1IO
Interest shall be deemed distributed by the Group 1 Upper-Tier REMIC in respect of the Class Swap-IO Interest. Such amounts shall be deemed distributed by the
Group 1 Upper-Tier REMIC to the Supplemental Interest Trust for deposit into the
Swap Account. On each Distribution Date, all amounts representing Prepayment
Charges deemed distributed on the Class MR1P Interest shall be deemed distributed by the Group 1 Upper-Tier REMIC in respect of the Class 1-P Group 1
Upper-Tier Interest. Such amount shall not reduce the Class Certificate Balance of the Class 1-P Group 1 Upper-Tier Interest. Other amounts deemed distributed by the Group 1 Middle-Tier REMIC to the Group 1 Upper-Tier REMIC shall be deemed distributed with respect to Group 1 Upper-Tier Interests (other than the Class
Swap-IO Interest) so as to (i) pay the Uncertificated Accrued Interest on such
Group 1 Upper-Tier Interest plus any amounts in respect thereof remaining unpaid from previous Distribution Dates and (ii) reduce the Class Certificate Balance or Notional Amount of each such Group 1 Upper-Tier Interest to the extent necessary so that it equals the Class Certificate Balance or Notional Amount of the corresponding Class of Certificates. Any remaining amounts will be deemed distributed with respect to the Class 1-UR Interest.

      (l)   Allocation of Losses on the Uncertificated Group 1 Lower-Tier
Interests, the Uncertificated Group 1 Middle-Tier Interests and the Group 1
Upper-Tier Interests. The Securities Administrator shall be deemed to cause the following allocation of losses:

            (i)   (a)   For purposes of calculating the amount of Uncertificated
      Accrued Interest for the Uncertificated Group 1 Lower-Tier Interests, the
      aggregate amount of any Relief Act Reductions shall be allocated first, to the Class LR1-I Interest and to the Uncertificated Group 1 Lower-Tier
      Interests ending with the designation "B", pro rata based on, and to the extent of, one month's interest at the then applicable respective
      Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rates on the
      respective Uncertificated Balances of each such Uncertificated Group 1
      Lower-Tier Interest, and then, to Uncertificated Group 1 Lower-Tier
      Interests ending with the designation "A", pro rata based on, and to the extent of, one month's interest at the then applicable respective
      Uncertificated Group 1 Lower-Tier REMIC Pass-Through Rates on the
      respective Uncertificated Balances of each such Uncertificated Group 1
      Lower-Tier Interest.

                  (b)   The aggregate amount of any Relief Act Reductions
            incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to (i) the Class MR1AA Interest and the Class MR1P Interest and (ii)
            the Class MR1ZZ Interest up to an aggregate amount equal to the
            Group 1 Middle-Tier REMIC Interest Loss Allocation Amount, 98% and
            2%, respectively, and thereafter among the Class MR1A1 Interest, the
            Class MR1A2 Interest, the Class MR1A3 Interest, the Class MR1M1
            Interest, the

                                      -145-

            Class MR1M2 Interest, the Class MR1M3 Interest, the Class MR1M4
            Interest, the Class MR1M5 Interest, the Class MR1M6 Interest, and
            the Class MR1ZZ Interest, pro rata based on, and to the extent of, one month's interest at the then applicable respective
            Uncertificated Group 1 Middle-Tier REMIC Pass-Through Rate on the
            respective Uncertificated Balance of each such Uncertificated Group
            1 Middle-Tier Interest;

                  (c)   The aggregate amount of any Relief Act Reductions
            incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated to the Group 1 Upper-Tier Interests (other than the Class Swap-IO Interest) pro rata based on, and to the extent of, the Uncertificated Accrued Interest for such Group 1 Upper-Tier
            Interest for such Distribution Date.

            (ii)  (a)   All Realized Losses on the Group 1 Mortgage Loans shall
      be allocated on each Distribution Date first, to the Class LR1-I Interest until the Uncertificated Balance of such Uncertificated Group 1 Lower-Tier
      Interest has been reduced to zero and second, to the Class LR1-1-A
      Interest through the Class LR1-59-B Interest, starting with the lowest numerical denomination until such Uncertificated Group 1 Lower-Tier
      Interest has been reduced to zero, provided that, for Uncertificated Group
      1 Lower-Tier Interests with the same numerical denomination, such Realized
      Losses shall be allocated pro rata between such Uncertificated Group 1
      Lower-Tier Interests.

                  (b)   All Realized Losses on the Group 1 Mortgage Loans shall
            be allocated by the Trustee on each Distribution Date to the following Uncertificated Group 1 Middle-Tier Interests in the
            specified percentages, as follows: first, to Uncertificated Accrued
            Interest payable to (i) the Class MR1AA Interest and the Class MR1P
            Interest and (ii) the Class MR1ZZ Interest up to an aggregate amount equal to the Group 1 Middle-Tier REMIC Interest Loss Allocation
            Amount, 98% and 2%, respectively; second, to the Uncertificated
            Balances of the Class MR1AA Interest and the Class MR1ZZ Interest up
            to an aggregate amount equal to the Group 1 Middle-Tier REMIC
            Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of the Class MR1AA Interest, the
            Class MR1M6 Interest and the Class MR1ZZ Interest, 98%, 1% and 1%,
            respectively, until the Uncertificated Balance of the Class MR1M6 has been reduced to zero; fourth, to the Uncertificated Balances of the Class MR1AA Interest, the Class MR1M5 Interest and the Class
            MR1ZZ Interest, 98%, 1% and 1%, respectively, until the
            Uncertificated Balance of the Class MR1M5 has been reduced to zero;
            fifth, to the Uncertificated Balances of the Class MR1AA Interest,
            the Class MR1M4 Interest and the Class MR1ZZ Interest, 98%, 1% and
            1%, respectively, until the Uncertificated Balance of the Class
            MR1M4 Interest has been reduced to zero; sixth, to the
            Uncertificated Balances of the Class MR1AA Interest, the Class MR1M3
            Interest and the Class MR1ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class MR1M3 Interest has
            been reduced to zero; seventh, to the Uncertificated Balances of the
            Class MR1AA Interest, the Class MR1M2 Interest and the Class MR1ZZ
            Interest, 98%, 1% and 1%, respectively, until the Uncertificated

                                      -146-

            Balance of the Class MR1M2 Interest has been reduced to zero;
            eighth, to the Uncertificated Balances of the Class MR1AA Interest,
            the Class MR1M1 Interest and the Class MR1ZZ Interest, 98%, 1% and
            1%, respectively, until the Uncertificated Balance of the Class
            MR1M1 Interest has been reduced to zero; and ninth, to the
            Uncertificated Balances of the Class MR1AA Interest, the Class MR1A3
            Interest and the Class MR1ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class MR1A3 has been reduced to zero.

                  (c)   All Realized Losses on the Group 1 Mortgage Loans shall
            be allocated by the Securities Administrator on each Distribution
            Date to the Group 1 Upper-Tier Interests such that the Class
            Certificate Balance or Notional Amount of each such Group 1
            Upper-Tier Interest equals the Class Certificate Balance or Notional
            Amount of the corresponding Class of Certificates.

      (m)   Notwithstanding anything to the contrary contained herein, the above distributions in Sections 5.03(h) through (l) (other than on the Certificates)
are deemed distributions, and distributions of funds from the Certificate
Account shall be made only in accordance with Sections 5.03(a) through (f)
hereof.

      Section 5.04 Allocation of Losses.

      (a)   No later than five (5) Business Days prior to the related
Distribution Date, the Master Servicer shall inform the Securities Administrator in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and
(3) of the total amount of Realized Losses on the Mortgage Loans in each Loan
Group. Based on such information, the Securities Administrator shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group with respect to the related Distribution Date. Realized Losses shall be allocated to the Certificates by a reduction in the Class Certificate Balances of the designated Classes pursuant to the operation of Section 5.04(b) and (d), in the case of the Shifting Interest Certificates, and pursuant to the operation of Section 5.04(g), in the case of the Group 1 Certificates.

      (b)   Allocation of Losses on the Shifting Interest Certificates. The
Class Certificate Balance of the Aggregate Group X Subordinate Certificates then outstanding with the lowest payment priority shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of the Aggregate
Group X Senior Certificates and the Aggregate Group X Subordinate Certificates
(after giving effect to the amounts to be distributed as distributions of principal on such Distribution Date) shall equal the sum of the Adjusted Pool
Amounts for such Distribution Date for Aggregate Loan Group X.

      The Class Certificate Balance of the Class 5-B Certificates then outstanding with the lowest payment priority shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of the Group 5
Senior Certificates and the Class 5-B Certificates (after giving effect to

                                      -147-

the amounts to be distributed as distributions of principal on such Distribution
Date) shall equal the Adjusted Pool Amount for such Distribution Date for Loan
Group 5.

      The Class Certificate Balance of the Aggregate Group 6 Subordinate
Certificates then outstanding with the lowest payment priority shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of the Aggregate Group 6 Senior Certificates and the Aggregate Group 6
Subordinate Certificates (after giving effect to the amounts to be distributed as distributions of principal on such Distribution Date) shall equal the sum of the Adjusted Pool Amounts for such Distribution Date for Aggregate Loan Group 6.

      After a Senior Credit Support Depletion Date, the Class Certificate
Balances of the Senior Certificates of each related Group in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates of such Group (after giving effect to the amounts to be distributed as distributions of principal on such Distribution
Date) exceeds the Adjusted Pool Amount for the related Loan Group for such
Distribution Date.

      Any such reduction or increase shall be allocated among the Senior
Certificates of the related Group, pro rata, based on their Class Certificate
Balances immediately prior to such Distribution Date until the Class Certificate
Balances thereof have been reduced to zero. Realized Losses allocated to the
Class 5-A-2 and Class 5-A-3 Certificates will reduce the Class 5-A-X Notional
Amount.

      (c)   Any reduction or increase in the Class Certificate Balance of a
Class of Certificates pursuant to Section 5.04(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage
Interests.

      (d)   The calculation of the amount to be distributed as principal to any
Class of Subordinate Certificates with respect to a Distribution Date (the
"Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated
Principal Distribution for a Class of Subordinate Certificates is greater than the Class Certificate Balance of such Class, the excess shall be distributed first, sequentially, to the related Classes of Subordinate Certificates then outstanding (beginning with the Class of related Subordinate Certificates then outstanding with the lowest numerical designation) until the respective Class
Certificate Balance of each such Class is reduced to zero and then to the Senior
Certificates of the related Group or Groups, pro rata, in accordance with the priorities set forth in Section 5.02(b)(i), (ii), (iii), (iv), (v) and (vi), as
applicable.

            (i)   After the Senior Credit Support Depletion Date for Loan Group
      2, on any Distribution Date on which the Class 2-A-2 Loss Allocation
      Amount is greater than zero, the Class Certificate Balance of the Class
      2-A-2 Certificates will be reduced by the Class 2-A-2 Loss Allocation
      Amount and, notwithstanding Section 5.04(b), the

                                      -148-

      Class Certificate Balance of the Class 2-A-1 Certificates will not be reduced by the Class 2-A-2 Loss Allocation Amount.

            Any increase in the Class Certificate Balance allocated to the Class
      2-A-1 Certificates pursuant to Section 5.04(b) will instead increase the
      Class Certificate Balance of the Class 2-A-2 Certificates.

            (ii)  After the Senior Credit Support Depletion Date for Group 3, on
      any Distribution Date on which the Class 3-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 3-A-2
      Certificates will be reduced by the Class 3-A-2 Loss Allocation Amount and, notwithstanding Section 5.04(b) , the Class Certificate Balances of
      the Class 3-A-1 Certificates will not be reduced by the Class 3-A-2 Loss
      Allocation Amount.

            Any increase in the Class Certificate Balance allocated to the Class
      3-A-1 Certificates pursuant to Section 5.04(b) will instead increase the
      Class Certificate Balance of the Class 3-A-2 Certificates.

            (iii) After the Senior Credit Support Depletion Date for the Group
      4, on any Distribution Date on which the Class 4-A-4 Loss Allocation
      Amount is greater than zero, the Class Certificate Balance of the Class
      4-A-4 Certificates will be reduced by the Class 4-A-4 Loss Allocation
      Amount and, notwithstanding Section 5.04(b), the Class Certificate
      Balances of the Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates will not be reduced by the Class 4-A-4 Loss Allocation Amount. Notwithstanding
      the foregoing, on any Distribution Date in which the sum of the Class
      4-A-1 Loss Amount, Class 4-A-2 Loss Amount and Class 4-A-3 Loss Amount
      exceeds the Class Certificate Balance of the Class 4-A-4 Certificates
      prior to any reduction for the Class 4-A-4 Loss Allocation Amount, such excess will be distributed, pro rata, based on the Class Certificate
      Balances of the Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates, in
      reduction of the Class Certificate Balances of the Class 4-A-1, Class
      4-A-2 and Class 4-A-3 Certificates.

            Any increase in the Class Certificate Balance allocated to the Class
      4-A-1, Class 4-A-2 or Class 4-A-3 Certificates pursuant to Section 5.04(b)
      will instead increase the Class Certificate Balance of the Class 4-A-4
      Certificates.

            (iv)  After the Senior Credit Support Depletion Date for the Group
      5, on any Distribution Date on which the Class 5-A-4 Loss Allocation
      Amount is greater than zero, the Class Certificate Balance of the Class
      5-A-4 Certificates will be reduced by the Class 5-A-4 Loss Allocation
      Amount and, notwithstanding Section 5.04(b), the Class Certificate
      Balances of the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates will not be reduced by the Class 5-A-4 Loss Allocation Amount. Notwithstanding
      the foregoing, on any Distribution Date in which the sum of the Class
      5-A-1 Loss Amount, Class 5-A-2 Loss Amount and Class 5-A-3 Loss Amount
      exceeds the Class Certificate Balance of the Class 5-A-4 Certificates
      prior to any reduction for the Class 5-A-4 Loss Allocation Amount, such excess will be distributed, pro rata, based on the Class Certificate
      Balances of the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates, in

                                      -149-

      reduction of the Class Certificate Balances of the Class 5-A-1, Class
      5-A-2 and Class 5-A-3 Certificates.

            Any increase in the Class Certificate Balance allocated to the Class
      5-A-1, Class 5-A-2 or Class 5-A-3 Certificates pursuant to Section 5.04(b)
      will instead increase the Class Certificate Balance of the Class 5-A-4
      Certificates.

            (v)   With respect to Loan Group 6-A and Loan Group 6-B, after the
      Senior Credit Support Depletion Date for Group 6-A and Group 6-B:

                  (A)   on any Distribution Date on which the Class 6-A-2 Loss
            Allocation Amount is greater than zero, the Class Certificate
            Balance of the Class 6-A-2 Certificates will be reduced by the Class
            6-A-2 Loss Allocation Amount and, notwithstanding Section 5.04(b), the Class Certificate Balance of the Class 6-A-1 Certificates will not be reduced by the Class 6-A-2 Loss Allocation Amount.

                  Any increase in the Class Certificate Balance allocated to the
            Class 6-A-1 Certificates pursuant to Section 5.04(b) will instead increase the Class Certificate Balance of the Class 6-A-2
            Certificates.

                  (B)   on any Distribution Date on which the Class 6-A-4 Loss
            Allocation Amount is greater than zero, the Class Certificate
            Balance of the Class 6-A-4 Certificates will be reduced by the Class
            6-A-4 Loss Allocation Amount and, notwithstanding Section 5.04(b), the Class Certificate Balance of the Class 6-A-3 Certificates will not be reduced by the Class 6-A-4 Loss Allocation Amount

                  Any increase in the Class Certificate Balance allocated to the
            Class 6-A-3 Certificates pursuant to Section 5.04(b) will instead increase the Class Certificate Balance of the Class 6-A-4
            Certificates.

      (e)   Notwithstanding any other provision of this Section 5.04, no Class
Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of a Class exceeds its Initial Class
Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates.

      (f)   With respect to any Distribution Date, Realized Losses allocated pursuant to Sections 5.04(b) through (d) will be allocated to each
Uncertificated Aggregate Group X Lower-Tier Interest, Uncertificated Group 5
Lower-Tier Interest, or Uncertificated Aggregate Group 6 Lower-Tier Interest as
described in Section 5.02 and to each Uncertificated Shifting Interest
Middle-Tier Interest in an amount equal to the Realized Losses allocated to such
Uncertificated Middle-Tier Interest's Corresponding Shifting Interest Upper-Tier
Class or Classes.

      (g)   Allocation of Losses on the Group 1 Certificates. Any Applied
Realized Loss Amount for a Distribution Date will be allocated in reduction of the Class Certificate Balances of the Class 1-M-6, Class 1-M-5, Class 1-M-4,
Class 1-M-3, Class 1-M-2, Class 1-M-1 and Class 1-A-3 Certificates, in that order, and until the respective Class Certificate Balances thereof are reduced to zero.

                                      -150-

      (h)   With respect to any Distribution Date, Realized Losses on the Group
1 Mortgage Loans allocated pursuant to Section 5.04(g) will be allocated to each
Uncertificated Group 1 Lower-Tier Interest and to each Uncertificated Group 1
Middle-Tier Interest as described in Section 5.03(l).

      Section 5.05 Statements to Certificateholders. (a) Prior to the
Distribution Date in each month, based upon the information provided to the
Securities Administrator on the Master Servicer's Certificate delivered to the
Securities Administrator pursuant to Section 4.01, the Securities Administrator shall determine the following information with respect to such Distribution
Date:

            (i)     the actual Distribution Date, the related Record Date, the
      Rate Determination Date and the Interest Accrual Period for each Class for such Distribution Date;

            (ii)    for each Loan Group (other than Loan Group 1), the related
      Pool Distribution Amount;

            (iii)   for each Loan Group (other than Loan Group 1), the amount
      of the Pool Distribution Amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, Liquidation
      Proceeds and other components included therein;

            (iv)    for each Loan Group (other than Loan Group 1), the amount
      of the Pool Distribution Amount allocable to interest, any Class Unpaid
      Interest Shortfall included in such distribution and any remaining Class
      Unpaid Interest Shortfall after giving effect to such distribution;

            (v)     if the distribution to the Holders of such Class of
      Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (vi)    the Class Certificate Balance of each Class of
      Certificates before and after giving effect to the distribution of principal on such Distribution Date;

            (vii)   for each Loan Group, the Pool Stated Principal Balance for the preceding Distribution Date and the related Distribution Date;

            (viii)  for each Loan Group (other than Loan Group 1), the Senior
      Percentage, the Senior Prepayment Percentage, the Subordinate Percentage
      and the Subordinate Prepayment Percentage for such Distribution Date;

            (ix)    the Aggregate Group X Senior Percentage, the Aggregate
      Group X Subordinate Percentage, the Aggregate Group 6 Senior Percentage,
      the Aggregate Group 6 Subordinate Percentage, the Group 5 Senior
      Percentage and the Group 5 Subordinate Percentage;

                                      -151-

            (x)     the amount of the Administrative Fees with respect to such
      Distribution Date;

            (xi)    the Pass-Through Rate for each such Class of Certificates
      with respect to such Distribution Date;

            (xii)   for each Loan Group, the amount of Periodic Advances
      included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on the
      Determination Date immediately preceding such Distribution Date;

            (xiii)  for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy) 1 to 30 days, 31 to 60 days, 61 to 90 days and
      91 or more days, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xiv)   for each Loan Group, with respect to any Mortgage Loans
      that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregate Stated Principal
      Balance of such Mortgage Loans as of the close of business on the
      Determination Date preceding such Distribution Date and the date of acquisition of the REO Properties;

            (xv)    for each Loan Group, the total number and principal
      balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution
      Date;

            (xvi)   for each Loan Group, the aggregate amount of Realized
      Losses or Applied Realized Loss Amounts, as applicable, incurred during the preceding calendar month and for each Group separately identifying any reduction thereof due to the allocations of Realized Losses or Applied
      Realized Loss Amounts;

            (xvii)  the Class 5-A-X Notional Amount for such Distribution
      Date;

            (xviii) for each Loan Group, the Reimbursement Amount;

            (xix)   for each Loan Group, the amount of Recoveries;

            (xx)    for each Loan Group, the number of Mortgage Loans at the
      beginning and end of the applicable reporting period, and the Net WAC and weighted average remaining term;

            (xxi)   unless such information is otherwise set forth in the Form
      10-D relating to such Distribution Date and provided that the Securities
      Administrator is reasonably able to include such information in the statement, material breaches of Mortgage Loan representations and warranties of which the Securities Administrator has knowledge or has received written notice;

                                      -152-

            (xxii)  unless such information is otherwise set forth in the Form
      10-D relating to such Distribution Date and provided that the Securities
      Administrator is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Securities Administrator has knowledge or has received written notice;

            (xxiii) the Accrued Certificate Interest in respect of each Class of Group 1 Certificates for such Distribution Date and any related Cap
      Carryover Amounts, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

            (xxiv)  with respect to Loan Group 1, the Cap Carryover Amounts distributed on such Distribution Date, the amounts remaining after giving effect to distributions thereof on such Distribution Date, the amount of all Cap Carryover Amounts covered by withdrawals from the Reserve Account on such Distribution Date;

            (xxv)   whether a Trigger Event has occurred and is continuing,
      and the cumulative Realized Losses for Loan Group 1, as a percentage of the Cut-off Date Pool Principal Balance for Loan Group 1;

            (xxvi)  the Available Funds;

            (xxvii) the distribution made on such Distribution Date to the
      Holders of the Class 1-P Certificates;

            (xxviii)for Loan Group 1, the Overcollateralization Amount, the
      Overcollateralization Release Amount, the Overcollateralization Deficiency
      and the Targeted Overcollateralization Amount as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount
      for such Distribution Date;

            (xxix)  the Group 1 Principal Remittance Amount and the Group 1
      Interest Remittance Amount;

            (xxx)   only for so long as the Trust is subject to the Exchange
      Act reporting requirements, the Interest Rate Swap Agreement's
      "significance percentage" of the aggregate Class Certificate Balance of the Group 1 Certificates; and

            (xxxi)  the amount of any Net Swap Payments or Swap Termination
      Payments.

      For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "MBA"
methodology for determining delinquencies on mortgage loans similar to the
Mortgage Loans. By way of example, a Mortgage Loan would be delinquent with respect to a Scheduled Payment due on a Due Date if such Scheduled Payment is not made by the close of business on the Mortgage Loan's next succeeding Due
Date, and a Mortgage Loan would be more than 30-days Delinquent with

                                      -153-

respect to such Scheduled Payment if such Scheduled Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

      (b)   No later than each Distribution Date, the Securities Administrator, based upon information supplied to it on the Master Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the
Master Servicer, a statement setting forth the information set forth in Section
5.05.

      In the case of information furnished pursuant to clauses (iii) and (iv) of
Section 5.05, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

      On each Distribution Date, the Securities Administrator shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Securities Administrator, the Financial Market
Service and the Depositor, the information contained in the statement described in Section 5.05 for such Distribution Date (a "Monthly Statement").

      The Securities Administrator will make the Monthly Statement to
Certificateholders (and, at its option, any additional files containing the same information in an alternative format) available each month to
Certificateholders, the NIMS Insurer and other parties to this Agreement via the
Securities Administrator's Internet website. The Securities Administrator's
Internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities
Administrator shall have the right to change the way the Monthly Statements to
Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities
Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

      Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to the NIMS Insurer and each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (iii) and (iv) of Section 5.05, in each case aggregated for such calendar year or applicable portion thereof during which such Person was a
Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in force.

      The Securities Administrator shall deliver to the Holders of Certificates any reports or information the Securities Administrator is required by this
Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Securities Administrator shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Securities Administrator deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual
Certificate for quarterly notices on

                                      -154-

Schedule Q (Form 1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Securities Administrator), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury
Regulations, selected by the Securities Administrator in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC created hereunder, nothing contained in this Agreement, including without limitation
Section 7.03 hereof, shall be interpreted to require the Securities
Administrator periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

      Section 5.06 Tax Returns and Reports to Certificateholders. (a) For
federal income tax purposes, each REMIC created hereunder shall have a taxable year ending on December 31st and shall maintain its books on the accrual method of accounting.

      (b)   The Securities Administrator shall prepare or cause to be prepared, shall cause to be timely signed by the Trustee, and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax and information returns for each taxable year with respect to each REMIC created hereunder containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC created hereunder and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. The Master Servicer shall provide on a timely basis to the
Securities Administrator or its designee such information with respect to the assets of the Trust Estate as is in its possession and reasonably required by the Securities Administrator to enable it to perform its obligations under this
Article V. Within 30 days of the Closing Date, the Securities Administrator shall obtain for each legal entity created hereunder a taxpayer identification number on Form SS-4 and any similarly required state or local forms or as otherwise permitted by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 and any similarly required state or local forms or as otherwise required by the Code or the
Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax and information returns shall be signed by the
Trustee, or such other Person as may be required to sign such returns by the
Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

      (c)   In the first federal income tax return (and any similar required state or local income tax returns) of each REMIC created hereunder for its short taxable year ending

                                      -155-

December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

      (d)   The Securities Administrator will maintain or cause to be maintained such records relating to each REMIC created hereunder, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust
Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

      Section 5.07 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder
of the Class 2-A-R Certificate is hereby designated as the Tax Matters Person for the Group 1 Upper-Tier REMIC, the Group 1 Middle-Tier REMIC, the Group 1
Lower-Tier REMIC, the Shifting Interest Upper-Tier REMIC, the Shifting Interest
Middle-Tier REMIC, the Aggregate Group X Lower-Tier REMIC, the Group 5
Lower-Tier REMIC and the Aggregate Group 6 Lower-Tier REMIC. By its acceptance of the Class 2-A-R Certificate, such Holder irrevocably appoints the Securities
Administrator as its agent to perform all of the duties of the Tax Matters
Person for the Group 1 Upper-Tier REMIC, the Group 1 Middle-Tier REMIC, the
Group 1 Lower-Tier REMIC, the Shifting Interest Upper-Tier REMIC, the Shifting
Interest Middle-Tier REMIC, the Aggregate Group X Lower-Tier REMIC, the Group 5
Lower-Tier REMIC and the Aggregate Group 6 Lower-Tier REMIC.

      Section 5.08 Rights of the Tax Matters Person in Respect of the Securities
Administrator. The Securities Administrator shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties. Upon request, the Securities Administrator shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Securities Administrator shall make available to the Tax
Matters Person such books, documents or records relating to the Securities
Administrator's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and is not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

      Section 5.09 REMIC Related Covenants. For as long as any REMIC created hereunder shall exist, the Trustee, the Securities Administrator, the Depositor
and the Master Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and avoid the imposition of tax on any REMIC created hereunder. In particular:

      (a)   Neither the Securities Administrator nor the Trustee shall create, or permit the creation of, any "interests" in any REMIC created hereunder within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificate, the Class Swap-IO Interest,
the Uncertificated Group 1 Middle-Tier Interests, the Uncertificated Group 1
Lower-Tier Interests, the Uncertificated Shifting Interest Middle-Tier

                                      -156-

Interests, the Uncertificated Aggregate Group X Lower-Tier Interests, the
Uncertificated Group 5 Lower-Tier Interests and the Uncertificated Aggregate
Group 6 Lower-Tier Interests.

      (b)   Except as otherwise provided in the Code, (i) the Depositor and the
Master Servicer shall not contribute or allow to be contributed to the Trust
Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or
"permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed, or deemed contributed, to any REMIC created hereunder after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC created hereunder after the start-up day of such REMIC imposed by Code Section
860G(d).

      (c)   The Securities Administrator, on behalf of the Trust Estate of the
Trustee, shall not accept on behalf of any REMIC created hereunder any fee or other compensation for services and none of the Securities Administrator, the
Trustee or the Master Servicer shall knowingly accept, on behalf of the Trust
Estate any income from assets other than those permitted to be held by a REMIC.

      (d)   Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee shall sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02 or
2.04), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with
Article X.

      (e)   The Securities Administrator shall maintain books with respect to the Trust and each REMIC created hereunder on a calendar year taxable year basis and on an accrual basis.

None of the Master Servicer, the Securities Administrator or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the
Depositor, the Securities Administrator may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the
Master Servicer shall have delivered to the Securities Administrator an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Master Servicer shall have demonstrated to the satisfaction of the Securities Administrator that such action will not adversely affect the rights of the Holders of the Certificates and the Securities Administrator and that such action will not adversely impact the rating of the Certificates. None of the Master Servicer, the Securities
Administrator, the Trustee or any Servicer shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the Scheduled
Principal Balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC
Provisions. Further, none of the Master Servicer, the Securities Administrator, the Trustee or any Servicer shall permit any modification with respect to any
Mortgage Loan that

                                      -157-

would both (x) effect an exchange or reissuance of such Mortgage Loan under
Section 1.860G 2(b) of the Treasury regulations and (y) cause any REMIC constituting part of the Trust Estate to fail to qualify as a REMIC under the
Code or the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions.

      Section 5.10 Determination of Certificate One-Month LIBOR. On each LIBOR
Determination Date for a Class of Offered Group 1 Certificates, the Securities
Administrator shall determine Certificate One-Month LIBOR for the applicable
Distribution Date on the basis of the British Bankers' Association ("BBA")
"Interest Settlement Rate" for one-month deposits in U.S. Dollars as found on
Telerate page 3750 as of 11:00 A.M. London time on such LIBOR Determination
Date. As used herein, "Telerate page 3750" means the display designated as page
3750 on the Reuters Telerate Service.

      If on any LIBOR Determination Date for a Class of Offered Group 1
Certificates, the Securities Administrator is unable to determine Certificate
One-Month LIBOR on the basis of the method set forth in the preceding paragraph,
Certificate One-Month LIBOR for the applicable Distribution Date will be whichever is higher of (x) Certificate One-Month LIBOR as determined on the previous LIBOR Determination Date for such Class of Offered Group 1 Certificates or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Securities Administrator determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that
New York City banks selected by the Securities Administrator are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the
Securities Administrator can determine no such arithmetic mean, the lowest one-month U.S. Dollar lending rate that the New York City banks selected by the
Securities Administrator are quoting on such LIBOR Determination Date to leading
European banks.

      If on any LIBOR Determination Date for a Class of Offered Group 1
Certificates, the Securities Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, Certificate One-Month LIBOR for the applicable Distribution Date will be Certificate One-Month LIBOR as determined on the previous LIBOR Determination
Date for such Class of Offered Group 1 Certificates, or, in the case of the first LIBOR Determination Date for which the Securities Administrator is required to determine Certificate One-Month LIBOR, 5.000%.

      The establishment of LIBOR by the Securities Administrator and the
Securities Administrator's subsequent calculation of the rates of interest applicable to each of the Offered Group 1 Certificates in the absence of manifest error, will be final and binding. After a LIBOR Determination Date, the
Securities Administrator shall provide the Pass-Through Rates of the Offered
Group 1 Certificates for the related Distribution Date to Beneficial Owners or
Holders of Offered Group 1 Certificates who place a telephone call to the
Securities Administrator at (301) 815-6600 and make a request therefor.

      Section 5.11 Master Servicer, Securities Administrator and Trustee
Indemnification. (a) In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or

                                      -158-

prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Trustee's or any co-trustee's covenants.

      (b)   In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Master Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the
Master Servicer, the Master Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Master Servicer's covenants.

      (c)   In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Securities
Administrator of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Securities Administrator, the Securities Administrator shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Securities Administrator's covenants.

      Section 5.12 Supplemental Interest Trust. A separate trust is hereby established (the "Supplemental Interest Trust"), into which the Depositor shall deposit the Interest Rate Swap Agreement. The Supplemental Interest Trust shall be maintained by the Supplemental Interest Trust Trustee. No later than the
Closing Date, the Supplemental Interest Trust Trustee shall establish and maintain a separate, segregated trust account to be held in the Supplemental
Interest Trust, titled, ""Wells Fargo Bank, N.A., as Supplemental Interest Trust
Trustee for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through
Certificates, Series 2006-D--Swap Account." Such account shall be an Eligible
Account and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement.
Amounts therein shall be held uninvested.

      On each Distribution Date, prior to any distribution to any Group 1
Certificate, the Supplemental Interest Trust Trustee shall deposit into the Swap
Account: (i) the amount of any Net Swap Payment or Swap Termination Payment
(other than any Swap Termination Payment resulting from a Swap Provider Trigger
Event) owed to the Swap Provider (after taking into account any upfront payment received from the counterparty to a replacement interest rate swap agreement)
from funds transferred from the Trust that were collected and received with respect to the Group 1 Mortgage Loans prior to the determination of Available
Funds and (ii) amounts

                                      -159-

received by the Supplemental Interest Trust Trustee, for distribution in accordance with subsection (d) below. For federal income tax purposes, any amounts paid to the Swap Provider on each Distribution Date shall first be deemed paid to the Supplemental Interest Trust in respect of the Class Swap-IO
Interest to the extent of the amount distributable on the Class Swap-IO Interest on such Distribution Date, and any remaining amount shall be deemed paid to the
Supplemental Interest Trust for the benefit of the Swap Provider in respect of a
Class IO Distribution Amount (as defined below). Any Swap Termination Payment triggered by a Swap Provider Trigger Event owed to the Swap Provider pursuant to the Interest Rate Swap Agreement will be subordinated to distributions to the
Holders of the Group 1 Certificates and shall be paid as set forth under Section
5.03(c)(i)(V).

      (a)   For federal income tax purposes, the Supplemental Interest Trust shall be owned by the majority Holder of the Class 1-CE Certificates. The
Supplemental Interest Trust constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of any REMIC created hereunder.

      (b)   To the extent that the Supplemental Interest Trust is determined to be a separate legal entity from the Supplemental Interest Trust Trustee, any obligation of the Supplemental Interest Trust Trustee under the Interest Rate
Swap Agreement shall be deemed to be an obligation of the Supplemental Interest
Trust.

      (c)   The Securities Administrator and the Supplemental Interest Trust
Trustee shall treat the Holders of the Offered Group 1 Certificates as having entered into a notional principal contract with respect to the Holders of the
Class 1-CE Certificates. Pursuant to each such notional principal contract, all
Holders of Offered Group 1 Certificates shall be treated as having agreed to pay, on each Distribution Date, to the Holder of the Class 1-CE Certificates an
aggregate amount equal to the excess, if any, of (i) the amount payable on such
Distribution Date on the Group 1 Upper-Tier Interest corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a "Class IO Distribution Amount"). A Class
IO Distribution Amount payable from interest collections shall be allocated pro rata among such Group 1 Certificates based on the excess of (a) the amount of interest otherwise payable to such Certificates over (ii) the amount of interest payable to such Certificates at a per annum rate equal to the Group 1 Cap, and a
Class IO Distribution Amount payable from principal collections shall be allocated to the most subordinate Class of Group 1 Certificates with an outstanding principal balance to the extent of such balance. In addition, pursuant to such notional principal contract, the Holder of the Class 1-CE
Certificates shall be treated as having agreed to pay Cap Carryover Amounts to the Holders of the Offered Group 1 Certificates in accordance with the terms of this Agreement. Any payments to the Group 1 Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a regular interest in a REMIC within the meaning of Code Section
860G(a)(1). However, any payment from the Offered Group 1 Certificates of a
Class IO Distribution Amount shall be treated for tax purposes as having been received by the Holders of such Certificates in respect of the corresponding
Group 1 Upper-Tier Interest and as having been paid by such Holders to the
Supplemental Interest Trust Trustee pursuant to the notional principal contract.
Thus, each Offered Group 1 Certificate shall be treated as representing not

                                      -160-

only ownership of a Group 1 Upper-Tier Interest, but also ownership of an interest in, and obligations with respect to, a notional principal contract.

      Section 5.13 Tax Treatment of Swap Payments and Swap Termination Payments.
For federal income tax purposes, each Holder of a Group 1 Certificate is deemed to own an undivided beneficial ownership interest in a Group 1 Upper-Tier
Interest and the right to receive payments from either the Cap Carryover Reserve
Account or the Swap Account in respect of the Cap Carryover Amount or the obligation to make payments to Supplemental Interest Trust for deposit to the
Swap Account. For federal income tax purposes, the Supplemental Interest Trust
Trustee will account for payments to each Group 1 Certificate as follows: each
Offered Group 1 Certificate will be treated as receiving its entire payment from the corresponding Group 1 Upper-Tier Interest (regardless of any Swap
Termination Payment or obligation under the Interest Rate Swap Agreement) and subsequently paying their portion of any Swap Termination Payment in respect of each such Class' obligation under the Interest Rate Swap Agreement. In the event that any such Class is resecuritized in a REMIC, the obligation under the
Interest Rate Swap Agreement to pay any such Swap Termination Payment (or any shortfall in the Net Swap Payment), will be made by one or more of the REMIC regular interests issued by the resecuritization REMIC subsequent to such REMIC regular interest receiving its full payment from any such Offered Group 1
Certificate. Resecuritization of any Group 1 Certificate in a REMIC will be permissible only if the Securities Administrator hereunder is the trustee in such resecuritization.

      (a)   The Group 1 Upper-Tier Interest corresponding to a Group 1
Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the Certificate to which it corresponds, except that the maximum interest rate payable on that Group 1
Upper-Tier Interest will equal the "Interest Rate" designated in the Preliminary
Statement. As a result of the foregoing, the amount of distributions and taxable income on the Group 1 Upper-Tier Interest corresponding to a Group 1 Certificate may exceed the actual amount of distributions on the Offered Group 1
Certificates.

                                   ARTICLE VI

                                THE CERTIFICATES

      Section 6.01 The Certificates. The Classes of Senior Certificates and the
Subordinate Certificates shall be substantially in the forms attached hereto as
Exhibits 1-A-1, 1-A-2, 1-A-3, 2-A-R, 2-A-1, 2-A-2, 3-A-1, 3-A-2, 4-A-1, 4-A-2,
4-A-3, 4-A-4, 5-A-1, 5-A-2, 5-A-3, 5-A-4, 5-A-X, 6-A-1, 6-A-2, 6-A-3, 6-A-4,
1-M-1, 1-M-2, 1-M-3, 1-M-4, 1-M-5, 1-M-6, X-B-1, X-B-2, X-B-3, X-B-4, X-B-5,
X-B-6, 5-B-1, 5-B-2, 5-B-3, 5-B-4, 5-B-5, 5-B-6, 6-B-1, 6-B-2, 6-B-3, 6-B-4,
6-B-5, 6-B-6, 6-B-7, 6-B-8, 6-B-9, 6-B-10, 6-B-11, 1-CE, 1-P and C (reverse of all Certificates) and shall, on original issue, be executed by the Securities
Administrator and shall be authenticated and delivered by the Securities
Administrator to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Classes of Certificates shall be available to investors in minimum denominations of initial Certificate Balance
(or initial notional amount) and integral multiples in excess thereof set forth in the Preliminary Statement. The Offered Certificates (other than the Class
2-A-R Certificate) shall initially be issued in book-entry form through the
Depository and delivered to the Depository or,

                                      -161-

pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

      The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer or signatory.
Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the
Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      Section 6.02 Registration of Transfer and Exchange of Certificates. (a)
The Securities Administrator shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Securities Administrator is
located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall initially serve as
Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

      (b)   At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the
Securities Administrator shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every
Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

      (c)   (i) Except as provided in paragraph (c)(iii) below, the Book-Entry
Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another
Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such
Book-Entry Certificates; (C) ownership and transfers of registration of the
Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository
Participants; (E) the Securities Administrator shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for
purposes of exercising the rights of Holders under this Agreement, and requests and directions

                                      -162-

for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Securities
Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii)  All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the
      Depository Participant or brokerage firm representing such Certificate
      Owner. Each Depository Participant shall only transfer Book-Entry
      Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) the Depository advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Securities
      Administrator or the Depositor is unable to locate a qualified successor or (B) upon the occurrence of the events specified in Section 5.11(f), the
      Securities Administrator shall notify all Certificate Owners in the case of clause (A) or the Certificate Owners of the Special Retail Certificates
      in the case of clause (B), through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered
      Certificates (the "Definitive Certificates") to such Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository (or by the Certificate
      Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the
      Securities Administrator shall issue the Definitive Certificates. None of the Master Servicer, the Depositor, the Securities Administrator or the
      Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive
      Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

      (d)   No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer (other than in connection with (i)
the initial transfer of any such Certificate by the Depositor to an Affiliate of the Depositor or, in the case of the Class 2-A-R Certificate, the first transfer by an Affiliate of the Depositor, (ii) the transfer of any such Class 1-CE,
Class 1-P or Class 2-A-R Certificate to the issuer under an Indenture or the indenture trustee under an Indenture or (iii) a transfer of any such Class 1-CE,
Class 1-P or Class 2-A-R Certificate from the issuer under an Indenture or the indenture trustee under an Indenture to the Depositor or an Affiliate of the
Depositor), (i) unless such transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an

                                      -163-

exemption, describing the applicable exemption and the basis therefor, from the
1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the Depositor;
provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the
Sponsor, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such
Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities
Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      (e)   No transfer of an ERISA Restricted Certificate (other than (i) a transfer to the indenture trustee under an Indenture with respect to a related
NIM trust or (ii) a transfer from the indenture trustee under an Indenture with respect to a related NIM trust to the Depositor or an Affiliate of the
Depositor) shall be made unless the transferee delivers to the Securities
Administrator either (i) a representation letter substantially in the form attached hereto as Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee, the
Securities Administrator or the Master Servicer, or (ii) in the case of any
ERISA Restricted Certificate (other than the Class 2-A-R Certificate) presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the
Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the
Securities Administrator to the effect that the purchase or holding of such
ERISA Restricted Certificate by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA,
Section 4975 of the Code or Similar Law and will not subject the Trustee, the
Depositor, the Securities Administrator or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Trustee or the
Master Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the Certificate Registrar by the acceptance by a
Certificate Owner of a Book-Entry Certificate of the beneficial interest in any such Class of ERISA-Restricted Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation or Opinion of Counsel acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA
Restricted Certificate to or on behalf of a Plan without the delivery to the
Securities

                                      -164-

Administrator of an Opinion of Counsel satisfactory to the Securities
Administrator as described above shall be void and of no effect.

      Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository
Participants or Certificate Owners, made in violation of applicable restrictions. The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

      To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any
Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

      For so long as the Supplemental Interest Trust is in existence, each beneficial owner of an Offered Group 1 Certificate or any interest therein, shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate, or interest therein, that either (i) it is not a Plan nor a person acting on behalf of any such Plan or using the assets of any such Plan or
(ii) (A) it is an accredited investor within the meaning of the Underwriter's
Exemption and (B) the acquisition and holding of such Certificate and the separate right to receive payments from the Supplemental Interest Trust are eligible for the exemptive relief available under Department of Labor Prohibited
Transaction Class Exemption 84-14 (for transactions by independent "qualified professional asset managers"), 91-38 (for transactions by bank collective investment funds), 90-1 (for transactions by insurance company pooled separate accounts), 95-60 (for transactions by insurance company general accounts) or
96-23 (for transactions effected by "in-house asset managers").

      (f)   Each Person who has or who acquires any Ownership Interest in a
Residual Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual
Certificate are expressly subject to the following provisions:

            (i)     Each Person holding or acquiring any Ownership Interest in a
      Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

            (ii)    No Person shall acquire an Ownership Interest in a Residual
      Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii)   In connection with any proposed transfer of any Ownership
      Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, in form and

                                      -165-

      substance satisfactory to it, of an affidavit substantially in the form attached hereto as Exhibit I from the proposed transferee.

            (iv)    Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the
      Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a
      Residual Certificate to such proposed transferee shall be effected.

            (v)     No Ownership Interest in a Residual Certificate may be
      purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal
      Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an
      Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a
      Residual Certificate will not be disregarded for federal income tax purposes.

            (vi)    Any attempted or purported transfer of any Ownership
      Interest in a Residual Certificate in violation of the provisions of this
      Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual
      Certificate, then the prior Holder of such Residual Certificate that is a
      Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The
      Securities Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such
      Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The
      Securities Administrator shall be entitled to recover from any Holder of a
      Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual
      Certificate. Any such distributions so recovered by the Securities
      Administrator shall be distributed and delivered by the Securities
      Administrator to the prior Holder of such Residual Certificate that is a
      Permitted Transferee.

            (vii)   If any Person other than a Permitted Transferee acquires any
      Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the
      Master Servicer, will provide to the Internal Revenue Service, and to the
      Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual

                                      -166-

      interests to disqualified organizations. The expenses of the Securities
      Administrator under this clause (vii) shall be reimbursable by the Trust.

            (viii)  No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

      (g)   No service charge shall be imposed for any transfer or exchange of
Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (h)   All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

      Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any
mutilated Certificate is surrendered to the Certificate Registrar or the
Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Securities
Administrator, the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new
Certificate under this Section, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar)
connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed
Certificate shall be found at any time.

      Section 6.04 Persons Deemed Owners. Prior to due presentation of a
Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar and any
agent of the Depositor, the Master Servicer, the Trustee, the Securities
Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the
Securities Administrator, the Certificate Registrar, the NIMS Insurer or any
agent of the Depositor, the Master Servicer, the Trustee, the Securities
Administrator, the NIMS Insurer or the Certificate Registrar shall be affected by notice to the contrary.

                                      -167-

                                   ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

      Section 7.01 Respective Liabilities of the Depositor and the Master
Servicer. The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master
Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the master servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

      Section 7.02 Merger or Consolidation of the Depositor or the Master
Servicer. The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

      Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of
Fannie Mae or Freddie Mac.

      In connection with the succession to the Master Servicer under this
Agreement by any Person (i) into which the Master Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Master
Servicer, the Master Servicer shall notify the Depositor of such succession or appointment and shall furnish to the Depositor and the Securities Administrator in writing and in form and substance reasonably satisfactory to the Depositor and the Securities Administrator, all information reasonably necessary for the
Securities Administrator to accurately and timely report, pursuant to Section
3.22(e), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

      Section 7.03 Limitation on Liability of the Depositor, the Master Servicer
and Others. None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or of the Master Servicer shall be under any liability to the Trust Estate or the Certificateholders for any
action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such
Person against any breach of warranties or representations made herein or any liability which would otherwise be

                                      -168-

imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any
Person respecting any matters arising hereunder. The Depositor, the Master
Servicer and any director, officer, employee or agent of the Depositor or the
Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans
(except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the
Depositor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the
Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Master Servicer shall each be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Master Servicer
Custodial Account as provided by Section 3.11.

      Section 7.04 Depositor and Master Servicer Not to Resign. Subject to the
provisions of Section 7.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the
Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Securities Administrator. No such resignation by the Master Servicer shall become effective until the Securities Administrator or a successor Master Servicer shall have assumed such Master Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

      Section 7.05 Optional Purchases of Mortgage Loans by Depositor. The
Depositor may, at its option, or at the direction of the NIMS Insurer (which shall be at the expense of the NIMS Insurer), purchase a Group 1 Mortgage Loan or REO Property which becomes 180 or more days Delinquent or for which the a
Servicer related to such Group 1 Mortgage Loan has accepted a deed in lieu of foreclosure. The Depositor shall not use any procedure in selecting any Group 1
Mortgage Loan to be purchased which is materially adverse to the interests of the Holders of any Group 1 Certificate. The Depositor shall purchase such
Delinquent Group 1 Mortgage Loan or REO Property at a price equal to the
Purchase Price. Any such purchase of a Mortgage Loan or REO Property pursuant to this Section 7.05 shall be accomplished by delivery to the Securities

                                      -169-

Administrator for deposit in the Certificate Account of the amount of the
Purchase Price. The Custodian shall immediately effectuate the conveyance of such Delinquent Group 1 Mortgage Loan or REO Property to the Depositor or its
designee to the extent necessary, including the prompt delivery of all documentation to the Depositor or its designee.

                                  ARTICLE VIII

                                     DEFAULT

      Section 8.01 Events of Default. If any one of the following events
("Events of Default") shall occur and be continuing:

      (a)   any failure by the Master Servicer to remit amounts to the
Securities Administrator for deposit into the Certificate Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied by
12:00 P.M. New York time on the related Distribution Date; or

      (b)   failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master
Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee,
the NIMS Insurer or the Depositor, or to the Master Servicer, the Depositor, the
Securities Administrator, the NIMS Insurer and the Trustee by the Holders of
Certificates evidencing Voting Rights aggregating not less than 25% of all
Certificates affected thereby; or

      (c)   the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master
Servicer, or for the winding up or liquidation of the Master Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

      (d)   the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or
the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (e)   failure by the Master Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22;
or

                                      -170-

      (f)   failure by the Master Servicer to make a Periodic Advance required to be made by it pursuant to Section 3.19 by 5:00 P.M. New York time on the
Business Day preceding the related Distribution Date.

then, (i) in the case of Event of Default described in clauses (a) through (e)
hereof, so long as such Event of Default is actually known by a Responsible
Officer of the Trustee or the Depositor and shall not have been remedied by the
Master Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Master Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Master Servicer under this Agreement and (ii) in the case of an Event of Default described in clause (f) hereof, so long as such event is known by a Responsible Officer of the Trustee, the Trustee shall be obligated to make such Periodic Advance and then, so long as such Event of Default shall not have been remedied by 5:00 P.M. New York time on the related Distribution Date
(including the reimbursement to the Trustee by the Master Servicer, with interest thereon at the Prime Rate (as set forth in The Wall Street Journal), for any Periodic Advance made), the Trustee may, by notice given in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice and subject to Section 8.05, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01 and Section
8.05, unless and until such time as the Trustee shall appoint a successor Master
Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master
Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the applicable Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the applicable Mortgage Loans to it. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Master Servicer
Custodial Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any
Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the master servicing data and information to the successor Master
Servicer and amending this Agreement to reflect such succession as Master
Servicer pursuant to this Section 8.01 shall be paid by the predecessor Master
Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of
Default on the part of the Trustee in its capacity as the predecessor Master
Servicer). Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for any causes of action arising

                                      -171-

out of any Event of Default occurring prior to such termination, subject to the terms and conditions of this Agreement.

      Section 8.02 Remedies of Trustee. During the continuance of any Event of
Default, so long as such Event of Default shall not have been remedied, the
Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any
Event of Default.

      Section 8.03 Directions by Certificateholders and Duties of Trustee During
Event of Default. During the continuance of any Event of Default, Holders of
Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the
Master Servicer or any successor Master Servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the
Certificateholders, unless such Certificateholders shall have offered to the
Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an
Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

      Section 8.04 Action upon Certain Failures of the Master Servicer and upon
Event of Default. In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section
8.01(a) or (b) which would become an Event of Default upon such Master
Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer. If a Responsible Officer of the Trustee
shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Securities Administrator and the Securities
Administrator shall give prompt written notice thereof to the Certificateholders in accordance with Section 8.01.

      Section 8.05 Trustee to Act; Appointment of Successor. (a) Within 90 days of the time the Master Servicer (and the Trustee if such notice of termination is delivered by the Depositor) receives a notice of termination pursuant to
Section 8.01, the Trustee (or other named successor) shall be the successor in all respects to the Master Servicer in its capacity as master servicer

                                      -172-

under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to Section 3.07.
Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Master Servicer, immediately will assume all of the obligations of the Master Servicer to make advances (including, without limitation, Advances pursuant to Section 3.19) under this Agreement, (ii) the
Trustee, in its capacity as successor Master Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this
Agreement be construed to require the Trustee (a) acting in its capacity as successor to the Master Servicer in its obligation to make advances (including
Advances pursuant to Section 3.19) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Master Servicer or any acts or omissions of the predecessor Master Servicer hereunder, (c) to be obligated to make Advances if it is prohibited from doing so by applicable law,
(d) to be obligated to effectuate repurchases or substitutions of the Mortgage
Loans hereunder or (e) to be obligated to perform any obligation of the Master
Servicer under Section 3.20, Section 3.21 or Section 3.22 with respect to any period of time during which the Trustee was not the Master Servicer. Subject to
Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Master Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Master Servicer as reimbursement for Advances previously made or amounts previously expended and are otherwise reimbursable hereunder.
Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder;
provided, however, that any such institution appointed as a successor Master
Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Master Servicer. The appointment of a successor Master Servicer shall not affect any liability of the predecessor
Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer, nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by the Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to a terminated Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Master Servicing Transfer Costs shall be paid by the predecessor
Master Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an
Event of Default on the part of the Trustee in its capacity as the predecessor
Master Servicer) upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Master Servicer or the Trustee
(in which

                                      -173-

case the successor Master Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

      (b)   In connection with the appointment of a successor Master Servicer or the assumption of the duties of the Master Servicer, as specified in Section
8.05(a), the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree; provided, however, that such compensation shall not exceed the compensation of the Master Servicer being replaced.

      (c)   Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.03.

      Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Securities Administrator shall give prompt written notice thereof to
Certificateholders at their respective addresses appearing in the Certificate
Register and to each Rating Agency.

                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

      Section 9.01 Duties of Trustee and Securities Administrator. (a) The
Trustee and the Securities Administrator, prior to the occurrence of an Event of
Default and after the curing or waiver of all Events of Default which may have occurred, each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the
Securities Administrator, respectively. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. In case an
Event of Default has occurred of which a Responsible Officer of the Securities
Administrator shall have actual knowledge (which has not been cured or waived), the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

      The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Depositor hereunder.

                                      -174-

      (b)   No provision of this Agreement shall be construed to relieve the
Trustee or the Securities Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i)   Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Securities Administrator and, in the absence of bad faith on the part of the Trustee and the
      Securities Administrator, the Trustee and the Securities Administrator may
      conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Securities Administrator by the Depositor
      or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii)  The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
      Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee and the Securities Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
      Certificateholders as provided in Section 8.03;

            (iv)  The Trustee shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the Trustee obtains actual knowledge of such default or Event of Default or any Responsible Officer of the Trustee receives written notice of such default or Event of Default at its Corporate Trust Office from the Master
      Servicer, the Securities Administrator, the Depositor or any
      Certificateholder. The Securities Administrator shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the Securities Administrator obtains actual knowledge of such failure or event or any Responsible Officer of the
      Securities Administrator receives written notice of such default or Event of Default at its Corporate Trust Office from the Master Servicer, the
      Trustee, the Depositor or any Certificateholder; and

            (v)   No provision in this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities
      Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the
      Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this
      Agreement.

                                      -175-

      (c)   Subject to the conditions set forth in this Section 9.01(c), the
Securities Administrator is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Securities Administrator shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each
Subcontractor utilized by the Securities Administrator, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and
(ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Securities Administrator of any Servicing Function
Participant, the Securities Administrator shall cause any such Servicing
Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.20 of this Agreement to the same extent as if such
Servicing Function Participant were the Securities Administrator. The Securities
Administrator shall be responsible for obtaining from each such Servicing
Function Participant and delivering to the applicable Persons any Assessment of
Compliance and related Attestation Report required to be delivered by such
Servicing Function Participant under Section 3.20, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Securities Administrator engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Securities Administrator shall be responsible for determining whether such Subcontractor is an Additional Servicer.

      The Securities Administrator shall indemnify the Depositor, the Sponsor, the Trustee, the Master Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Securities
Administrator's obligation set forth in the preceding paragraph or the failure of the Securities Administrator to perform any of its obligations under Section
3.20, Section 3.21, Section 3.22 or this Section 9.01(c).

      (d)   The Wells Fargo Bank, N.A., in its capacity as Supplemental Interest
Trust Trustee, is hereby directed to execute and deliver, on behalf of the
Trust, the Interest Rate Swap Agreement on the Closing Date and to enforce the obligations of the Swap Provider under the Interest Rate Swap Agreement thereafter, including by exercising any right that the Supplemental Interest
Trust Trustee may have to designate an "Early Termination Date" under the
Interest Rate Swap Agreement upon the occurrence of an "Event of Default" or a
"Termination Event" thereunder. Upon the occurrence of an "Early Termination
Date" under the Interest Rate Swap Agreement, and at the direction of the
Depositor, the Supplemental Interest Trust Trustee shall use reasonable efforts to replace the Interest Rate Swap Agreement with one that is furnished by a replacement for the Swap Provider acceptable to each Rating Agency, and the
Supplemental Interest Trust Trustee shall hold in trust any amount that is paid to it by the Swap Provider in respect of any such "Early Termination Date" and apply such amount to the purchase of the related replacement. If any portion of such amount cannot be so used (either because a replacement for the Interest
Rate Swap Agreement is not available or such amount exceeds the amount necessary to purchase such replacement), the Supplemental Interest Trust

                                      -176-

Trustee shall deposit such portion in the Cap Carryover Reserve Account. If such amount is insufficient to purchase a replacement for the Interest Rate Swap
Agreement, the Supplemental Interest Trust Trustee shall apply such amount to replace so much of the Interest Rate Swap Agreement as it is possible to replace with such amount. If the Swap Provider transfers its rights and obligations under the Interest Rate Swap Agreement to another party in accordance therewith or the Supplemental Interest Trust Trustee replaces the Interest Rate Swap
Agreement with one that is furnished by a replacement for the Swap Provider acceptable to each Rating Agency in accordance with this Agreement, then the
Supplemental Interest Trust Trustee shall execute and deliver the related replacement for or novation of the Interest Rate Swap Agreement.

      In addition, upon its receipt from BANA of each "significance estimate" of the Interest Rate Swap Agreement pursuant to the Mortgage Loan Purchase
Agreement, the Supplemental Interest Trust Trustee shall, on the basis of such
"significance estimate," calculate the Interest Rate Swap Agreement's
"significance percentage" of the aggregate Class Certificate Balance of the
Group 1 Certificates as of the date of such "significance estimate" in accordance with Item 1115 of Regulation AB. For the avoidance of doubt, such
"significance percentage" shall be a fraction, expressed as a percentage, the numerator of which is such "significance estimate" and the denominator of which is such aggregate Class Certificate Balance. The Supplemental Interest Trust
Trustee also shall determine as of such date whether such "significance percentage" would require disclosure of financial information with respect to the Swap Provider in any report required to be filed with the Commission pursuant to Section 3.22, and if it does, the Supplemental Interest Trust
Trustee shall make a written request of the Swap Provider for such information in accordance with the Interest Rate Swap Agreement not later than the third
Business Day after it receives the related "significance estimate." Upon its receipt of such information, the Supplemental Interest Trust Trustee shall furnish such information to the Depositor and, if such information is approved by the Depositor, shall include such information in the related report as provided in Section 3.22.

      Section 9.02 Certain Matters Affecting the Trustee and the Securities
Administrator. Except as otherwise provided in Section 9.01:

            (i)   The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by
      Certificateholders shall be subject to the reasonable regulations as the
      Trustee and the Securities Administrator, as applicable, may prescribe;

            (ii)  The Trustee and the Securities Administrator may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to

                                      -177-

      institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the
      Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the
      Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; however, subject to Section
      9.01(b)(v), nothing contained herein shall relieve the Trustee or the
      Securities Administrator of the obligation, upon the occurrence of an
      Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv)  Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v)   Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities
      Administrator, as applicable, not reasonably assured to the Trustee or the
      Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as the case may be, may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

            (vi)  The Trustee and the Securities Administrator may each execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor; and

            (vii) The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities
      Administrator shall be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

      Section 9.03 Neither Trustee nor Securities Administrator Liable for
Certificates or Mortgage Loans. The recitals contained herein and in the
Certificates (other than the execution of, and the authentication on the
Certificates) shall be taken as the statements of the Depositor or the Master
Servicer, as applicable, and neither the Trustee nor the Securities
Administrator assumes responsibility for their correctness. Neither the Trustee nor the Securities Administrator

                                      -178-

makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee and the
Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

      Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee and the Securities Administrator shall remain responsible for any Trust property that it may hold in its individual capacity;
the acts or omissions of any of the Depositor, the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer), or any Mortgagor; any action of the Master
Servicer (other than if the Trustee shall assume the duties of the Master
Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer) taken in the name of the
Trust or the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trust or the Securities
Administrator hereunder; or any action by the Trustee or the Securities
Administrator taken at the instruction of the Master Servicer (other than if the
Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the
Master Servicer); provided, however, that the foregoing shall not relieve the
Trustee or the Securities Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the
Mortgage Files pursuant to Section 2.02. The Trustee shall file any continuation statement with respect to any financing statement for which the Trustee is the secured party in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

                                      -179-

      Section 9.04 Trustee and Securities Administrator May Own Certificates.
Each of the Trustee and the Securities Administrator in their individual or any other capacities may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Securities Administrator and may otherwise deal with the Master Servicer or any of its affiliates with the same right it would have if it were not the Trustee or the Securities
Administrator.

      Section 9.05 Eligibility Requirements for Trustee and the Securities
Administrator. The Trustee and the Securities Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the
FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee or securities administrator hereunder either an institution
(i) the long-term unsecured debt obligations of which are rated at least "A" by
Fitch and S&P or (ii) whose serving as Trustee or Securities Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the
Depositor, the Master Servicer or any Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
The principal office of the Trustee and the Securities Administrator (other than the initial Trustee or Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee or Securities Administrator is appointed Trustee or Securities
Administrator to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee or the Securities
Administrator shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee or the Securities Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in
Section 9.06.

      The Securities Administrator (i) may not be an originator, the Master
Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the
Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "F1" by Fitch and "A-1" by S&P
(or such other rating acceptable to Fitch and S&P pursuant to a ratings confirmation). If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the
Securities Administrator ceases to be the Securities Administrator pursuant to this Section 9.05, then the Trustee shall perform the duties of the Securities
Administrator pursuant to this Agreement. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an institution qualified under Section 9.05 hereof as the successor to the
Securities Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of a Securities Administrator hereunder;
provided, however, that any such institution appointed as successor Securities
Administrator shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of

                                      -180-

Certificates immediately prior to the termination of the Securities
Administrator. The Trustee shall notify the Rating Agencies of any change of the
Securities Administrator.

      Section 9.06 Resignation and Removal of Trustee and the Securities
Administrator. The Trustee or the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer, the NIMS Insurer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee or the Securities
Administrator, as applicable, shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Depositor shall use its best efforts to promptly appoint a mutually acceptable successor Trustee or Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or Securities Administrator, as the case may be, shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or
Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

      If at any time the Trustee or Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the
Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities
Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Securities
Administrator has failed to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22, then the Master
Servicer may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor trustee or securities administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the
Trustee or the Securities Administrator, as applicable, so removed and one copy to the successor.

      The Holders of Certificates evidencing not less than 50% of the Voting
Rights may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Master Servicer and the
Trustee or the Securities Administrator, as applicable; the Master Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee or Securities Administrator, as the case may be, in accordance with this Section 9.06.

      Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee pursuant to any of the provisions of this
Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 9.07.

      Notwithstanding anything to the contrary contained herein, the Master
Servicer and the Securities Administrator shall at all times be the same Person.

                                      -181-

      Section 9.07 Successor Trustee or Securities Administrator. Any successor
Trustee or successor Securities Administrator appointed as provided in Section
9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Trustee or Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator shall become effective and such successor Trustee or Securities Administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as applicable, herein. The predecessor Trustee or Securities Administrator shall duly assign, transfer, deliver and pay over to the successor Trustee or
Securities Administrator, as the case may be, the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee or Securities Administrator in the administration hereof as may be reasonably requested by the successor
Trustee or Securities Administrator, as the case may be, and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee or Securities Administrator has been removed pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee or Securities Administrator incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

      No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor Trustee or Securities Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

      Upon acceptance of appointment by a successor Trustee or Securities
Administrator, as applicable, as provided in this Section 9.07, the Master
Servicer shall cooperate to mail notice of the succession of such Trustee or
Securities Administrator, as the case may be, hereunder to the NIMS Insurer, all
Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or
Securities Administrator, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the
Master Servicer.

      Section 9.08 Merger or Consolidation of Trustee or Securities
Administrator. Any corporation or banking association into which either the
Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities
Administrator shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the
Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In connection with the succession to the Trustee or the Securities Administrator under this Agreement by any Person (i) into which the Trustee or the Securities
Administrator may be merged or consolidated, or

                                      -182-

(ii) which may be appointed as a successor to the Trustee or the Securities
Administrator, the Trustee or the Securities Administrator, as the case may be, shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary for the Securities
Administrator to accurately and timely report, pursuant to Section 3.22(e), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

      Section 9.09 Appointment of Co-Trustee or Separate Trustee.
Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged
Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust
Estate, or any part thereof, and, subject to the other provision of this Section
9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If one or both of the
Master Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section
9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The
Securities Administrator shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

      In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of

                                      -183-

this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 9.10 Authenticating Agents. The Securities Administrator may
appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Securities Administrator in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be
Wells Fargo Bank, N.A. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Securities Administrator
or the Securities Administrator's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Securities Administrator by an Authenticating
Agent and a certificate of authentication or countersignature executed on behalf of the Securities Administrator by an Authenticating Agent. Each Authenticating
Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United
States of America or of any State, having a place of business in New York, New
York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

      Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Securities Administrator or the Authenticating Agent.

      Any Authenticating Agent may at any time resign by giving written notice of resignation to the Securities Administrator and to the Master Servicer. The
Securities Administrator may at any time terminate the agency of any
Authenticating Agent by giving written notice of termination to such
Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

                                      -184-

      Section 9.11 Securities Administrator's Fees and Expenses and Trustee's
Fees and Expenses. The Trustee, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Trustee and the
Securities Administrator, payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Securities Administrator shall be entitled to investment income from amounts on deposit in the
Certificate Account as compensation for its services hereunder. The Trustee and the Securities Administrator, as the case may be, and any director, officer, employee or agent of the Trustee or the Securities Administrator, as the case may be, shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a)
incurred in connection with or arising from or relating to (i) this Agreement,
(ii) the Certificates, or (iii) the performance of any of the Trustee's or
Securities Administrator's, as the case may be, duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the
Trustee's or Securities Administrator's, as the case may be, duties hereunder,
(b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Master Servicer and (c) arising out of the transfer of any ERISA-Restricted Certificate or the Residual Certificate not in
compliance with ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee or the Securities
Administrator, and except for any such expense, disbursement or advance as may arise from the Trustee's or the Securities Administrator's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee and the
Securities Administrator for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Securities Administrator in accordance with any of the provisions of this Agreement to the extent permitted by Treasury
Regulations Section 1.860G-1(b)(3)(ii) and (iii). Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the
Trustee or the Securities Administrator, as applicable, in the ordinary course of its duties as Trustee or Securities Administrator, Certificate Registrar or
Paying Agent hereunder or for any other expenses. The provisions of this Section
9.11 shall survive the termination of this Agreement or the resignation or removal of the Trustee or the Securities Administrator, as applicable, hereunder.

      Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Master
Servicer, appoint one or more Custodians to hold all or a portion of the
Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Master Servicer. Subject to this
Article IX, the Trustee agrees to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any
Mortgage File.

      Each Custodian shall indemnify the Depositor, the Sponsor, the Trustee, the Master Servicer, the Securities Administrator and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to the failure of the
Custodian

                                      -185-

Administrator to perform any of its obligations under Section 3.21(a) (other than any obligations under clause (iv) of the first paragraph, or the second parenthetical in the last sentence of the second paragraph, of Section 3.21(a)).

      Section 9.13 Paying Agents. The Securities Administrator may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Securities Administrator in making withdrawals from the
Certificate Account and distributions to Certificateholders as provided in
Section 3.09 and Section 5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Securities Administrator,
such reference shall be deemed to include such a withdrawal on behalf of the
Securities Administrator by a Paying Agent. Initially, the Paying Agent shall be
Wells Fargo Bank, N.A. Whenever reference is made in this Agreement to a distribution by the Securities Administrator or the furnishing of a statement by the Securities Administrator, such reference shall be deemed to include such a distribution or furnishing on behalf of the Securities Administrator by a Paying
Agent. Each Paying Agent shall provide to the Securities Administrator such information concerning the Certificate Account as the Securities Administrator
shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee or the Securities
Administrator) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this Agreement shall be payable by the Securities Administrator out of its own funds and not out of any funds in the Trust Estate.

      Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

      Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, the Securities Administrator and to the Master
Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Securities
Administrator, for all amounts it has withdrawn from the Certificate Account.
The Securities Administrator may, upon prior written approval of the Master
Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Securities
Administrator may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the
Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of

                                      -186-

its predecessor hereunder, with like effect as if originally named as Paying
Agent. The Securities Administrator shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

      Section 9.14 Limitation of Liability. The Certificates are executed by the
Securities Administrator, not in its individual capacity but solely as
Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator in the
Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

      Section 9.15 Trustee or Securities Administrator May Enforce Claims
Without Possession of Certificates. All rights of action and claims under this
Agreement or the Certificates may be prosecuted and enforced by the Trustee or the Securities Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee or the Securities Administrator shall be brought in its own name or in its capacity as Trustee or Securities Administrator. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

      Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Master Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

      Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

      Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement.
The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the
Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

      Section 10.01 Termination upon Purchase or Liquidation of All Mortgage
Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the

                                      -187-

Master Servicer, the Securities Administrator and the Trustee created hereby
(other than the obligation of the Securities Administrator to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Securities
Administrator pursuant to Sections 5.05(b) and 5.06(b)) shall terminate upon the last action required to be taken by the Securities Administrator on the Final
Distribution Date pursuant to this Article X following the earlier of (a) the later of (I) the purchase of all the Group 1 Mortgage Loans and all REO Property
remaining in the Trust Estate related to such Mortgage Loans by the Master
Servicer (or the NIMS Insurer, if there is a NIMS Insurer, with respect to the
Group 1 Mortgage Loans only) at a price equal to the sum of (i) 100% of the
Stated Principal Balance of each such Mortgage Loan (other than any Mortgage
Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such
REO Property, plus any Interest Carry Forward Amount for any Class of Group 1
Certificates as well as any accrued and unpaid interest through the last day of the month of such purchase at the related Mortgage Interest Rate on the Stated
Principal Balance of each such Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired), (II) the purchase of all the Mortgage
Loans in Aggregate Loan Group X and all REO Property remaining in the Trust
Estate related to such Mortgage Loans by the Master Servicer at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property, plus any Class Unpaid Interest Shortfall for any
Class of Aggregate Group X Senior Certificates and Aggregate Group X Subordinate
Certificates as well as any accrued and unpaid interest through the last day of the month of such purchase at the related Mortgage Interest Rate on the Stated
Principal Balance of each such Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired), (III) the purchase of all the Group 5
Mortgage Loans and all REO Property remaining in the Trust Estate related to such Mortgage Loans by the Master Servicer at a price equal to the sum of (i)
100% of the Stated Principal Balance of each such Mortgage Loan (other than any
Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property, plus any Class Unpaid Interest Shortfall for any Class of
Group 5 Senior Certificates and Class 5-B Certificates as well as any accrued and unpaid interest through the last day of the month of such purchase at the related Mortgage Interest Rate on the Stated Principal Balance of each such
Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (IV) the purchase of all the Group 6-A Mortgage Loans and Group 6-B
Mortgage Loans and all REO Property remaining in the Trust Estate related to such Mortgage Loans by the Master Servicer at a price equal to the sum of (i)
100% of the Stated Principal Balance of each such Mortgage Loan (other than any
Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property, plus any Class Unpaid Interest Shortfall for any Class of
Aggregate Group 6 Senior Certificates and Aggregate Group 6 Subordinate
Certificates as well as any accrued and unpaid interest through the last day of the month of such purchase at the related Mortgage Interest Rate on the Stated
Principal Balance of each such Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate and the disposition of all REO Property.

                                      -188-

      The Master Servicer (or the NIMS Insurer, if there is a NIMS Insurer, with respect to the Group 1 Mortgage Loans only) may not exercise its purchase option for the Mortgage Loans until all Reimbursement Amounts for the Mortgage Loans have been paid. The Securities Administrator shall notify the Sponsor, upon notice of Master Servicer's or NIMS Insurer's intent to exercise its purchase option of any Reimbursement Amount outstanding.

      Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
States to the Court of St. James, living on the date hereof.

      The right of the Master Servicer (or NIMS Insurer, if there is a NIMS
Insurer, with respect to the Group 1 Mortgage Loans only) to purchase the (a)(i)
Group 1 Mortgage Loans and related REO Property, (ii) the Mortgage Loans in
Aggregate Loan Group X and related REO Property or (iii) the Aggregate Group 6
Mortgage Loans and related REO Property is conditioned upon the aggregate Stated
Principal Balance of the related Mortgage Loans being less than 10% of the aggregate Cut-off Date Stated Principal Balance of such Mortgage Loans subject to the related purchase option or (b) Group 5 Mortgage Loans is conditioned upon the aggregate Stated Principal Balance of such Mortgage Loans being less than 1%
of the aggregate Cut-off Date Stated Principal Balance of such Mortgage Loans subject to the purchase option. In addition, the right of the Master Servicer or
NIMS Insurer, as the case may be, to purchase the applicable Mortgage Loans and related REO Property is conditioned on the applicable purchase price being less than or equal to the aggregate fair market value of the Mortgage Loans being purchased (other than any Mortgage Loan as to which REO Property has been acquired) and the REO Properties; provided, however, that this sentence shall not apply if, at the time of purchase, the Master Servicer or the NIMS Insurer, as applicable, is no longer subject to regulation by the Office of the
Comptroller of the Currency, the FDIC, the Federal Reserve or the OTS. Fair
market value for the purposes of the previous sentence and the first paragraph of this Section 10.01 will be determined by the Master Servicer exercising its purchase right as of the close of business on the third (3rd) Business Day next preceding the date upon which such notice of the exercise of any purchase right is furnished to Certificateholders pursuant to the sixth paragraph of this
Section 10.01.

      If such right is exercised by the Master Servicer or NIMS Insurer, as applicable, the Trustee shall, promptly following receipt by the Trustee of written confirmation from the Securities Administrator of payment of the purchase price, release to the Master Servicer or NIMS Insurer, as applicable, or their respective designees, the Mortgage Files pertaining to such Mortgage
Loans being purchased. The Master Servicer's or NIMS Insurer's right, title and interest in and to such purchased Mortgage Loans and the related Mortgage Files shall be subject to the servicing rights of the Servicers pursuant to the related Servicing Agreements.

      Notice of the exercise of any purchase option by the Master Servicer or
NIMS Insurer, as applicable, and notice of any termination of the Trust or any portion of the Trust, specifying the Final Distribution Date or the applicable
Distribution Date, upon which the applicable Certificateholders may surrender their Certificates to the Securities Administrator for payment of the final distribution and for cancellation, shall be given promptly by the Securities
Administrator by letter to the Certificateholders mailed not earlier than the
10th day and not later

                                      -189-

than the 15th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date or the applicable
Distribution Date, upon which final payment of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities Administrator therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such
Distribution Date is not applicable, payments being made only upon presentation and surrender of the applicable Certificates at the office or agency of the
Securities Administrator therein specified. Upon the exercise of its purchase option, the Master Servicer shall remit to the Securities Administrator for deposit to the Certificate Account on or before the Final Distribution Date or the applicable Distribution Date, in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the
Certificate Account on such Final Distribution Date or Distribution Date, as applicable, equal to the purchase price for the related assets of the Trust
Estate or any portion of the Trust Estate computed as above provided together with a statement as to the amount to be distributed on each applicable Class of
Certificates pursuant to the next succeeding paragraph.

      Upon presentation and surrender of the applicable Certificates, the
Securities Administrator shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 or 5.03 hereof, as applicable, on the Final Distribution Date or the applicable Distribution Date, and in proportion to their respective Percentage Interests, with respect to
Certificateholders of the same Class, all cash on hand with respect to the related REMICs (other than the amounts retained to meet claims). An amount shall be distributed in respect of interest and principal to the Uncertificated Group
1 Lower-Tier Interests, the Uncertificated Group 1 Middle-Tier Interest, the
Uncertificated Aggregate Group X Lower-Tier Interests, the Uncertificated Group
5 Lower-Tier Interests, the Uncertificated Aggregate Group 6 Lower-Tier
Interests, and the Uncertificated Shifting Interest Middle-Tier Interests, as
applicable, in the same manner as principal and interest are distributed to such
Uncertificated Lower-Tier Interests and the Uncertificated Middle-Tier
Interests, respectively, as provided in Section 5.02 or 5.03, as applicable.

      If the applicable Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the
Securities Administrator shall on such date cause all funds in the Certificate
Account not distributed in final distribution to such Certificateholders of such
Group to continue to be held by the Securities Administrator in an Eligible
Account for the benefit of such Certificateholders and the Securities
Administrator shall give a second written notice to the remaining applicable
Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one (1) year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible
Account.

      Section 10.02 Additional Termination Requirements. (a) If the Master
Servicer or NIMS Insurer, as the case may be, exercises its purchase option as provided in Section 10.01, the related REMIC or REMICs shall be terminated in accordance with the following additional

                                      -190-

requirements, unless the Securities Administrator and the Trustee have received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" or "prohibited contributions" in respect of any REMIC created hereunder as defined in the REMIC Provisions, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

            (i)   within 90 days prior to the applicable Final Distribution Date set forth in the notice given by the Securities Administrator under
      Section 10.01, the Securities Administrator shall sell the related
      Mortgage Loans and the REO Properties to the Master Servicer or the NIMS
      Insurer, as the case may be, for cash;

            (ii)  the notice given by the Securities Administrator pursuant to
      Section 10.01 shall provide that such notice constitutes adoption of a plan of complete liquidation of the applicable REMIC or REMICs as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Securities Administrator shall also ensure that such date is specified in the final tax return of the applicable REMIC or REMICs; and

            (iii) the Group 1 Middle-Tier REMIC and the Group 1 Upper-Tier REMIC
      will be terminated on the same date that the Group 1 Lower-Tier REMIC is terminated, and the Shifting Interest Middle-Tier REMIC and the Shifting
      Interest Upper-Tier REMIC will be terminated on the same date that the last outstanding of the Aggregate Group X Lower-Tier REMIC, the Group 5
      Lower-Tier REMIC and the Aggregate Group 6 Lower-Tier REMIC is terminated.

      (b)   By its acceptance of the Residual Certificate, the Holder thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor, the Trustee, the
NIMS Insurer or the Securities Administrator and if such action is not requested, is deemed to adopt such a plan of complete liquidation when the related Mortgage Loans are purchased pursuant to Section 10.01.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the
Trustee with the consent of the NIMS Insurer (only to the extent such amendment relates to the Group 1 Certificates), without the consent of any of the
Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of any REMIC created hereunder as a REMIC at all times that any related
Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC created hereunder pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Securities
Administrator have received an

                                      -191-

Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of
Counsel, adversely affect in any material respect the interests of any
Certificateholder, (iv) to change the timing and/or nature of deposits into the
Certificate Account provided that (a) such change shall not, as evidenced by an
Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class 1-M Certificates, the
Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4, Class X-B-5, Class 5-B-1,
Class 5-B-2, Class 5-B-3, Class 5-B-4, Class 5-B-5, Class 6-B-1, Class 6-B-2,
Class 6-B-3, Class 6-B-4, Class 6-B-5, Class 6-B-6, Class 6-B-7 and Class 6-B-8
Certificates as evidenced by a letter from each Rating Agency rating such
Certificates to such effect, (v) to provide for the rights of the NIMS Insurer and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement pursuant to clause (i) through (vi) above unless it shall have first received an Opinion of Counsel to the effect that such amendment shall not cause the imposition of any tax on any REMIC created hereunder or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

      This Agreement may also be amended from time to time by the Depositor, the
Master Servicer, the Securities Administrator and the Trustee, with the consent of the NIMS Insurer (if the NIMS Insurer is affected by such amendment) and the
Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage
Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such
Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on
Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

      Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the
Trustee, the NIMS Insurer and the Securities Administrator with an Opinion of
Counsel stating whether such amendment would adversely affect the qualification of any REMIC created hereunder as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation.

                                      -192-

      Promptly after the execution of any such amendment or consent the
Securities Administrator shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder, the NIMS Insurer and to each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

      Prior to the execution of any amendment to this Agreement, each of the
Trustee and the Securities Administrator shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking such amendment) stating that such amendment is authorized and permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own rights, duties or immunities under this
Agreement.

      Section 11.02 Recordation of Agreement; Counterparts. This Agreement is
subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Securities Administrator at its expense at the direction of
Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Securities Administrator at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of
Certificateholders.

      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the
Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such
Holder previously shall have given to the Securities

                                      -193-

Administrator a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing
Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Securities
Administrator to institute such action, suit or proceeding in its own name as
Securities Administrator hereunder and shall have offered to the Securities
Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Securities
Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Securities
Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the
Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every
Certificateholder and the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

      Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE
CONFLICTS OF LAWS PROVISIONS THEREOF (INCLUDING SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of
New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

      Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Securities Administrator may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the
Depositor, Banc of America Funding Corporation, 214 North Tryon Street,
Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial
Officer, (b) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062
Old Annapolis Road, Columbia, Maryland 21045, Attention: BAFC 2006-D, (c) in the
case of the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98,
Columbia, Maryland 21046, Attention: BAFC, Series 2006-D, and for

                                      -194-

overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road,
Columbia, Maryland 21045-1951, Attention: BAFC, Series 2006-D, with a copy to
Wells Fargo Bank, N.A., Sixth and Marquette Avenue, Minneapolis, Minnesota,
55479, Attention: BAFC, Series 2006-D, (d) in the case of the Trustee, U.S. Bank
National Association, 209 South LaSalle Street, Suite 300, Chicago, Illinois
60604, Attention: Corporate Trust Services, BAFC, Series 2006-D, Attention:
Structured Finance Services, BAFC 2006-D, (e) in the case of Fitch, Fitch
Ratings, One State Street Plaza, New York, New York 10004, Attention:
Residential Mortgage Surveillance Group; and (f) in the case of Moody's, Moody's
Investors Service, Inc., 99 Church Street, New York, New York 10004, Attn:
Residential Mortgage Surveillance Manager or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such
Holder as shown in the Certificate Register. Any notice to a Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 11.07 Certificates Nonassessable and Fully Paid. It is the
intention of the Securities Administrator that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the
Securities Administrator pursuant to Section 6.01 are and shall be deemed fully paid.

      Section 11.08 Access to List of Certificateholders. The Certificate
Registrar will furnish or cause to be furnished to the Trustee and the
Securities Administrator, within 15 days after the receipt of a request by the
Trustee and/or the Securities Administrator in writing, a list, in such form as the Trustee and/or the Securities Administrator may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

      If three or more Certificateholders apply in writing to the Securities
Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Securities
Administrator shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Securities Administrator. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Securities Administrator shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

                                     -195-

      Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Securities Administrator that neither the
Certificate Registrar nor the Securities Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans
(other than payments of principal and interest due and payable on the Mortgage
Loans on or before the Cut-off Date) and the Depositor's rights under the
Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Servicing
Agreements pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this
Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

      Section 11.10 Regulation AB Compliance; Intent of the Parties;
Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use its commercially reasonable efforts to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Master Servicer, the Securities Administrator, the Trustee and
the Custodian shall cooperate fully with the Depositor to deliver to the
Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Master Servicer, the Securities
Administrator, the Trustee and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

      Section 11.11 Third Party Beneficiary. Nothing in this Agreement or in the
Certificates, expressed or implied, shall give to any Person, other than the
Certificateholders, the parties hereto and the NIMS Insurer and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

      The NIMS Insurer shall be deemed a third-party beneficiary of this
Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement directly against the parties to this Agreement.

                                      -196-

      IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities
Administrator and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                      BANC OF AMERICA FUNDING
                                      CORPORATION, as Depositor

                                      By:   /s/ Scott Evans
                                         ---------------------------------------
                                         Name:   Scott Evans
                                         Title:  Senior Vice President

                                      WELLS FARGO BANK, N.A., as Master Servicer

                                      By:   /s/ Peter A. Gobell
                                         ---------------------------------------
                                         Name:   Peter A. Gobell
                                         Title:  Vice President

                                      WELLS FARGO BANK, N.A., as Securities
                                      Administrator

                                      By:   /s/ Peter A. Gobell
                                         ---------------------------------------
                                         Name:   Peter A. Gobell
                                         Title:  Vice President

                                      U.S. BANK NATIONAL ASSOCIATION, as
                                      Trustee

                                      By:   /s/ Melissa A. Rosal
                                         ---------------------------------------
                                         Name:   Melissa A. Rosal
                                         Title:  Vice President

             [Signature Page to the Pooling and Servicing Agreement]

                                      -197-

STATE OF NORTH CAROLINA   )
                          )    ss.:
COUNTY OF MECKLENBURG     )
                          )

      On the 27th day of March, 2006, before me, a notary public in and for the
State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of Banc of
America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                          /s/Lisa Sehen
                                      ------------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires November 8, 2010.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -198-

STATE OF MARYLAND   )
                    )    ss.:
COUNTY OF BALTIMORE )
                    )

      On the 28th day of April, 2006, before me, a notary public in and for the
State of Maryland, personally appeared Peter A. Gobell, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Wells Fargo
Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                        /s/ Darron C. Woodus
                                      ------------------------------------------
                                                     Notary Public

[Notarial Seal]

My commission expires 12/6/08.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -199-

STATE OF MARYLAND   )
                    )    ss.:
COUNTY OF BALTIMORE )
                    )

      On the 28th day of April, 2006, before me, a notary public in and for the
State of Maryland, personally appeared Peter A. Gobell, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Wells Fargo
Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                        /s/ Darron C. Woodus
                                      ------------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires 12/6/08.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -200-

STATE OF ILLINOIS       )
                        )    ss.:
COUNTY OF COOK          )
                        )

      On the 28th day of March, 2006, before me, a notary public in and for the
State of Illinois, personally appeared Melissa A. Rosal, known to me who, being by me duly sworn, did depose and say that she is a Vice President of U.S. Bank
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such association.

                                        /s/ Nancie J Arvin
                                      ------------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires 10/03/07.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -201-

                                  EXHIBIT A-1A1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL
OWNER OF A CLASS 1-A-1 CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO
HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE,
OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE (COLLECTIVELY, A "PLAN") NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON
BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE
UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE
AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST
ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION
EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE

                                     A-1A1-1

BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                                     A-1A1-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $415,186,000.00

Pass-Through Rate:                 Floating

CUSIP No.:                         058933 AA 0

ISIN No.:                          US058933AA08

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-1A1-3

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-1A1-4

                                  EXHIBIT A-1A2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL
OWNER OF A CLASS 1-A-2 CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO
HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE,
OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE (COLLECTIVELY, A "PLAN") NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON
BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE
UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE
AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST
ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION
EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.

                                     A-1A2-1

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A2-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $99,554,000.00

Pass-Through Rate:                 Floating

CUSIP No.:                         058933 AB 8

ISIN No.:                          US058933AB80

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-1A2-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-1A2-4

                                  EXHIBIT A-1A3

                    [FORM OF FACE OF CLASS 1-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL
OWNER OF A CLASS 1-A-3 CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO
HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE,
OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE (COLLECTIVELY, A "PLAN") NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON
BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE
UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE
AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST
ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION
EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.

                                     A-1A3-1

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE CLASS BALANCES OF THE CLASS 1-M CERTIFICATES HAVE BEEN REDUCED TO
ZERO, IF AFTER GIVING EFFECT TO THE DISTRIBUTION OF THE GROUP 1 PRINCIPAL
DISTRIBUTION AMOUNT AND THE INCREASE OF ANY CLASS BALANCE AS A RESULT OF
RECOVERIES, THE AGGREGATE CLASS BALANCE OF THE GROUP 1 SENIOR CERTIFICATES
EXCEEDS THE AGGREGATE STATED PRINCIPAL BALANCE OF THE GROUP 1 MORTGAGE LOANS AS
OF THE DUE DATE IN THE MONTH OF SUCH DISTRIBUTION DATE, SUCH EXCESS WILL BE
ALLOCATED IN REDUCTION OF THE CLASS BALANCE OF THE CLASS 1-A-3 CERTIFICATES.

                                     A-1A3-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-A-3

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $60,451,000.00

Pass-Through Rate:                 Floating

CUSIP No.:                         058933 AC 6

ISIN No.:                          US058933AC63

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-1A3-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-1A3-4

                                  EXHIBIT A-2AR

                    [FORM OF FACE OF CLASS 2-A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 2-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS
ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 2-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR
TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF
OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER
RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY
ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS 2-A-R CERTIFICATE IN VIOLATION OF
SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN
THE PURPORTED TRANSFEREE.

                                     A-2AR-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 2-A-R

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $100.00

Initial Class Certificate
Balance of this Class:             $100.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AD 4

ISIN No.:                          US058933AD47

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage
Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     A-2AR-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the applicable subaccount of the Certificate Account will be made only upon presentment and surrender of this Class 2-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 2-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class
2-A-R Certificate are expressly subject to the following provisions: (i) each
Person holding or acquiring this Class 2-A-R Certificate shall be a Permitted
Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 2-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 2-A-R Certificate, the Securities
Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing
Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities
Administrator has actual knowledge that the proposed transferee is not a
Permitted Transferee, no transfer of any Ownership Interest in this Class 2-A-R
Certificate to such proposed transferee shall be effected; (v) this Class 2-A-R
Certificate may not be purchased by or transferred to any Person that is not a
U.S. Person, unless (A) such Person holds this Class 2-A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an
Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 2-A-R
Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 2-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a
Permitted Transferee acquires the Class 2-A-R Certificate in violation of such restrictions, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the
Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
(6) of the Code, information needed to compute the tax imposed under Section
860E(e) of the Code on transfers of residual interests to disqualified organizations.

      This Class 2-A-R Certificate may not be purchased by or transferred to any employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing assets of a Plan.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

                                     A-2AR-3

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-2AR-4

                                  EXHIBIT A-2A1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $20,954,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AE 2

ISIN No.:                          US058933AE20

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-2A1-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-2A1-3

                                  EXHIBIT A-2A2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 2-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 2-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-2A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $974,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AF 9

ISIN No.:                          US058933AF94

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-2A2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-2A2-3

                                  EXHIBIT A-3A1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $192,774,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AG 7

ISIN No.:                          US058933AG77

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-3A1-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-3A1-3

                                  EXHIBIT A-3A2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 3-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 3-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-3A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $8,954,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AH 5

ISIN No.:                          US058933AH50

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-3A2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-3A2-3

                                  EXHIBIT A-4A1

                    [FORM OF FACE OF CLASS 4-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 4-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 4-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $15,000,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AJ 1

ISIN No.:                          US058933AJ17

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A1-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-4A1-3

                                  EXHIBIT A-4A2

                    [FORM OF FACE OF CLASS 4-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 4-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 4-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $12,229,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AK 8

ISIN No.:                          US058933AK89

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-4A2-3

                                  EXHIBIT A-4A3

                    [FORM OF FACE OF CLASS 4-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 4-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 4-A-3

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $3,896,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AL 6

ISIN No.:                          US058933AL62

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A3-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-4A3-3

                                  EXHIBIT A-4A4

                    [FORM OF FACE OF CLASS 4-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 4-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-1, 4-A-2 AND 4-A-3 CERTIFICATES WILL
BE BORNE BY THE CLASS 4-A-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-4A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 4-A-4

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $1,446,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AM 4

ISIN No.:                          US058933AM46

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-4A4-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-4A4-3

                                  EXHIBIT A-5A1

                    [FORM OF FACE OF CLASS 5-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $100,000,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AN 2

ISIN No.:                          US058933AN29

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-5A1-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-5A1-3

                                  EXHIBIT A-5A2

                    [FORM OF FACE OF CLASS 5-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $249,587,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AP 7

ISIN No.:                          US058933AP76

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-5A2-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-5A2-3

                                  EXHIBIT A-5A3

                    [FORM OF FACE OF CLASS 5-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-A-3

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $83,603,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AQ 5

ISIN No.:                          US058933AQ59

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-5A3-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-5A3-3

                                  EXHIBIT A-5A4

                    [FORM OF FACE OF CLASS 5-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 5-A-1, 5-A-2, 5-A-3 AND 5-A-X
CERTIFICATES WILL BE BORNE BY THE CLASS 5-A-4 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-5A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-A-4

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $16,303,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AR 3

ISIN No.:                          US058933AR33

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-5A4-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-5A4-3

                                  EXHIBIT A-5AX

                    [FORM OF FACE OF CLASS 5-A-X CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-A-X

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OR INCREASES IN THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE
MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.
ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS
THAN THE AMOUNT SET FORTH BELOW.

                                     A-5AX-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-A-X

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):                  $

Initial Notional
Amount of this Class:              $333,190,000.00

Pass-Through Rate:                 Fixed

CUSIP No.:                         058933 AS 1

ISIN No.:                          US058933AS16

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class 5-A-X Certificate is not entitled to any distributions with respect to principal.

                                     A-5AX-2

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-5AX-3

                                  EXHIBIT A-6A1

                    [FORM OF FACE OF CLASS 6-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-6A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $115,912,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AT 9

ISIN No.:                          US058933AT98

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-6A1-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-6A1-3

                                  EXHIBIT A-6A2

                    [FORM OF FACE OF CLASS 6-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 6-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 6-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-6A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $6,440,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AU 6

ISIN No.:                          US058933AU61

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-6A2-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per anum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-6A2-3

                                  EXHIBIT A-6A3

                    [FORM OF FACE OF CLASS 6-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-6A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-A-3

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $288,576,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AV 4

ISIN No.:                          US058933AV45

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-6A3-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per anum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-6A3-3

                                  EXHIBIT A-6A4

                    [FORM OF FACE OF CLASS 6-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 6-A-3 CERTIFICATES WILL BE BORNE BY THE
CLASS 6-A-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-6A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-A-4

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $16,032,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 AW 2

ISIN No.:                          US058933AW28

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-6A4-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per anum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     A-6A4-3

                                  EXHIBIT B-1M1

                    [FORM OF FACE OF CLASS 1-M-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-M-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL
OWNER OF A CLASS 1-M-1 CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO
HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE,
OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE (COLLECTIVELY, A "PLAN") NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON
BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE
UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE
AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST
ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION
EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT

                                     B-1M1-1

REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS
CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

                                     B-1M1-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-M-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $6,045,000.00

Pass-Through Rate:                 Floating

CUSIP No.:                         058933 AX 0

ISIN No.:                          US058933AX01

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-1M1-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-1M1-4

                                  EXHIBIT B-1M2

                    [FORM OF FACE OF CLASS 1-M-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-M-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL
OWNER OF A CLASS 1-M-2 CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO
HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE,
OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE (COLLECTIVELY, A "PLAN") NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON
BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE
UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE
AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST
ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION
EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT

                                     B-1M2-1

REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS
CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR
CERTIFICATES AND THE CLASS 1-M-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

                                     B-1M2-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-M-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $9,007,000.00

Pass-Through Rate:                 Floating

CUSIP No.:                         058933 AY 8

ISIN No.:                          US058933AY83

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-1M2-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-1M2-4

                                  EXHIBIT B-1M3

                    [FORM OF FACE OF CLASS 1-M-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-M-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL
OWNER OF A CLASS 1-M-3 CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO
HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE,
OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE (COLLECTIVELY, A "PLAN") NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON
BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE
UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE
AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST
ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION
EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT

                                     B-1M3-1

REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS
CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR
CERTIFICATES AND THE CLASS 1-M-1 CERTIFICATES AND THE CLASS 1-M-2 CERTIFICATES
AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     B-1M3-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-M-3

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $3,023,000.00

Pass-Through Rate:                 Floating

CUSIP No.:                         058933 AZ 5

ISIN No.:                          US058933AZ58

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-1M3-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-1M3-4

                                  EXHIBIT B-1M4

                    [FORM OF FACE OF CLASS 1-M-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-M-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL
OWNER OF A CLASS 1-M-4 CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO
HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE,
OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE (COLLECTIVELY, A "PLAN") NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON
BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE
UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE
AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST
ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION
EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT

                                     B-1M4-1

REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS
CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR
CERTIFICATES AND THE CLASS 1-M-1, CLASS 1-M-2 AND CLASS 1-M-3 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     B-1M4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-M-4

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $3,023,000.00

Pass-Through Rate:                 Floating

CUSIP No.:                         058933 BA 9

ISIN No.:                          US058933BA98

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-1M4-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-1M4-4

                                  EXHIBIT B-1M5

                    [FORM OF FACE OF CLASS 1-M-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-M-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL
OWNER OF A CLASS 1-M-5 CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO
HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE,
OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE (COLLECTIVELY, A "PLAN") NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON
BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE
UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE
AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST
ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION
EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT

                                     B-1M5-1

REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS
CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR
CERTIFICATES AND THE CLASS 1-M-1, CLASS 1-M-2, CLASS 1-M-3 AND CLASS 1-M-4
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

                                     B-1M5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-M-5

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $3,082,000.00

Pass-Through Rate:                 Floating

CUSIP No.:                         058933 BB 7

ISIN No.:                          US058933BB71

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-1M5-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-1M5-4

                                  EXHIBIT B-1M6

                    [FORM OF FACE OF CLASS 1-M-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-M-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

FOR SO LONG AS THE SUPPLEMENTAL INTEREST TRUST IS IN EXISTENCE, EACH BENEFICIAL
OWNER OF A CLASS 1-M-6 CERTIFICATE OR ANY INTEREST THEREIN, SHALL BE DEEMED TO
HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF SUCH CERTIFICATE,
OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE (COLLECTIVELY, A "PLAN") NOR A PERSON ACTING ON DIRECTLY OR INDIRECTLY ON
BEHALF OF ANY SUCH PLAN NOR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
TRANSFER OR (II) (A) IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE
UNDERWRITER'S EXEMPTION AND (B) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE
AND THE SEPARATE RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST
ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PROHIBITED TRANSACTION
EXEMPTION 84-14, 90-1, 91-38, 95-60 OR 96-23.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT

                                     B-1M6-1

REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS
CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR
CERTIFICATES AND THE CLASS 1-M-1, CLASS 1-M-2, CLASS 1-M-3, CLASS 1-M-4 AND
CLASS 1-M-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     B-1M6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-M-6

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $3,023,000.00

Pass-Through Rate:                 Floating

CUSIP No.:                         058933 BC 5

ISIN No.:                          US058933BC54

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-1M6-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-1M6-4

                                  EXHIBIT B-XB1

                    [FORM OF FACE OF CLASS X-B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class X-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2, GROUP 3 AND
GROUP 4 SENIOR CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     B-XB1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class X-B-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $6,959,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BD 3

ISIN No.:                          US058933BD38

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-XB1-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-XB1-3

                                  EXHIBIT B-XB2

                    [FORM OF FACE OF CLASS X-B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class X-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2, GROUP 3 AND
GROUP 4 SENIOR CERTIFICATES AND THE CLASS X-B-1 CERTIFICATES AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     B-XB2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class X-B-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $1,605,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BE 1

ISIN No.:                          US058933BE11

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-XB2-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-XB2-3

                                  EXHIBIT B-XB3

                    [FORM OF FACE OF CLASS X-B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class X-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2, GROUP 3 AND
GROUP 4 SENIOR CERTIFICATES AND THE CLASS X-B-1 CERTIFICATES AND THE CLASS X-B-2
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

                                     B-XB3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class X-B-3

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $1,071,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BF 8

ISIN No.:                          US058933BF85

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-XB3-2

may be less than the Certificate  Balance as set forth herein.  This Certificate does not evidence an obligation  of, or an interest in, and is not guaranteed by the Depositor,  the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-XB3-3

                                  EXHIBIT B-XB4

                    [FORM OF FACE OF CLASS X-B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class X-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2, GROUP 3 AND
GROUP 4 SENIOR CERTIFICATES AND THE CLASS X-B-1, CLASS X-B-2 AND CLASS X-B-3
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                     B-XB4-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-XB4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class X-B-4

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $669,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BU 5

ISIN No.:                          US058933BU52

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-XB4-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-XB4-4

                                  EXHIBIT B-XB5

                    [FORM OF FACE OF CLASS X-B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class X-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2, GROUP 3 AND
GROUP 4 SENIOR CERTIFICATES AND THE CLASS X-B-1, CLASS X-B-2, CLASS X-B-3 AND
CLASS X-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                     B-XB5-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-XB5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class X-B-5

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $535,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BV 3

ISIN No.:                          US058933BV36

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-XB5-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-XB5-4

                                  EXHIBIT B-XB6

                    [FORM OF FACE OF CLASS X-B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class X-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2, GROUP 3 AND
GROUP 4 SENIOR CERTIFICATES AND THE CLASS X-B-1, CLASS X-B-2, CLASS X-B-3, CLASS
X-B-4 AND CLASS X-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                     B-XB6-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-XB6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class X-B-6

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $535,426.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BW 1

ISIN No.:                          US058933BW19

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-XB6-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-XB6-4

                                  EXHIBIT B-5B1

                    [FORM OF FACE OF CLASS 5-B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 5 SENIOR
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

                                     B-5B1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-B-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $9,782,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BG 6

ISIN No.:                          US058933BG68

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-5B1-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-5B1-3

                                  EXHIBIT B-5B2

                    [FORM OF FACE OF CLASS 5-B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 5 SENIOR
CERTIFICATES AND THE CLASS 5-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

                                     B-5B2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-B-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $2,562,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BH 4

ISIN No.:                          US058933BH42

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-5B2-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-5B2-3

                                  EXHIBIT B-5B3

                    [FORM OF FACE OF CLASS 5-B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 5 SENIOR
CERTIFICATES AND THE CLASS 5-B-1 CERTIFICATES AND THE CLASS 5-B-2 CERTIFICATES
AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     B-5B3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-B-3

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $1,397,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BJ 0

ISIN No.:                          US058933BJ08

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-5B3-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-5B3-3

                                  EXHIBIT B-5B4

                    [FORM OF FACE OF CLASS 5-B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 5 SENIOR
CERTIFICATES AND THE CLASS 5-B-1, CLASS 5-B-2 AND CLASS 5-B-3 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS

                                     B-5B4-1

EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO
PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-5B4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-B-4

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $932,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BX 9

ISIN No.:                          US058933BX91

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-5B4-3

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-5B4-4

                                  EXHIBIT B-5B5

                    [FORM OF FACE OF CLASS 5-B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 5 SENIOR
CERTIFICATES AND THE CLASS 5-B-1, CLASS 5-B-2, CLASS 5-B-3 AND CLASS 5-B-4
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS

                                     B-5B5-1

EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO
PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-5B5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-B-5

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $698,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BY 7

ISIN No.:                          US058933BY74

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-5B5-3

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-5B5-4

                                  EXHIBIT B-5B6

                    [FORM OF FACE OF CLASS 5-B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 5 SENIOR
CERTIFICATES AND THE CLASS 5-B-1, CLASS 5-B-2, CLASS 5-B-3, CLASS 5-B-4 AND
CLASS 5-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS

                                     B-5B6-1

EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO
PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-5B6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 5-B-6

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $932,413.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BZ 4

ISIN No.:                          US058933BZ40

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-5B6-3

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-5B6-4

                                  EXHIBIT B-6B1

                    [FORM OF FACE OF CLASS 6-B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 6A SENIOR
CERTIFICATES AND THE GROUP 6B SENIOR CERTIFICATES AS DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     B-6B1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $6,742,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BK 7

ISIN No.:                          US058933BK70

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-6B1-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-6B1-3

                                  EXHIBIT B-6B2

                    [FORM OF FACE OF CLASS 6-B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 6A SENIOR
CERTIFICATES, THE GROUP 6B SENIOR CERTIFICATES AND THE CLASS 6-B-1 CERTIFICATES
AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     B-6B2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $3,595,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BL 5

ISIN No.:                          US058933BL53

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-6B2-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-6B2-3

                                  EXHIBIT B-6B3

                    [FORM OF FACE OF CLASS 6-B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 6A SENIOR
CERTIFICATES, THE GROUP 6B SENIOR CERTIFICATES, THE CLASS 6-B-1 CERTIFICATES AND
THE CLASS 6-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     B-6B3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-3

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $1,348,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BM 3

ISIN No.:                          US058933BM37

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-6B3-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-6B3-3

                                  EXHIBIT B-6B4

                    [FORM OF FACE OF CLASS 6-B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 6A SENIOR
CERTIFICATES, THE GROUP 6B SENIOR CERTIFICATES, THE CLASS 6-B-1, CLASS 6-B-2 AND
CLASS 6-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     B-6B4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-4

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $1,798,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BN 1

ISIN No.:                          US058933BN10

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-6B4-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-6B4-3

                                  EXHIBIT B-6B5

                    [FORM OF FACE OF CLASS 6-B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 6A SENIOR
CERTIFICATES, THE GROUP 6B SENIOR CERTIFICATES, THE CLASS 6-B-1, CLASS 6-B-2,
CLASS 6-B-3 AND CLASS 6-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

                                     B-6B5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-5

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $1,124,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BP 6

ISIN No.:                          US058933BP67

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-6B5-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                   *    *    *

                                     B-6B5-3

                                  EXHIBIT B-6B6

                    [FORM OF FACE OF CLASS 6-B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 6A SENIOR
CERTIFICATES, THE GROUP 6B SENIOR CERTIFICATES, THE CLASS 6-B-1, 6-B-2, 6-B-3,
6-B-4 AND 6-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     B-6B6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-6

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $1,123,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BQ 4

ISIN No.:                          US058933BQ41

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-6B6-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-6B6-3

                                  EXHIBIT B-6B7

                    [FORM OF FACE OF CLASS 6-B-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 6A SENIOR
CERTIFICATES, THE GROUP 6B SENIOR CERTIFICATES, THE CLASS 6-B-1, CLASS 6-B-2,
CLASS 6-B-3, CLASS 6-B-4, CLASS 6-B-5 AND CLASS 6-B-6 CERTIFICATES AS DESCRIBED
IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     B-6B7-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-7

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $1,349,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 BR 2

ISIN No.:                          US058933BR24

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-6B7-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-6B7-3

                                  EXHIBIT B-6B8

                    [FORM OF FACE OF CLASS 6-B-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 6A SENIOR
CERTIFICATES, THE GROUP 6B SENIOR CERTIFICATES, THE CLASS 6-B-1, CLASS 6-B-2,
CLASS 6-B-3, CLASS 6-B-4, CLASS 6-B-5, CLASS 6-B-6 AND CLASS 6-B-7 CERTIFICATES
AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     B-6B8-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-8

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate Balance
of this Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $899,000.00

Pass-Through Rate:                 Variable

CUSIP No.:                         058933 CA 8

ISIN No.:                          US058933CA89

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     B-6B8-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-6B8-3

                                  EXHIBIT B-6B9

                    [FORM OF FACE OF CLASS 6-B-9 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-9

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 6A SENIOR
CERTIFICATES, THE GROUP 6B SENIOR CERTIFICATES, THE CLASS 6-B-1, CLASS 6-B-2,
CLASS 6-B-3, CLASS 6-B-4, CLASS 6-B-5, CLASS 6-B-6, CLASS 6-B-7 AND CLASS 6-B-8
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS

                                     B-6B9-1

CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED
IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"),
60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE
AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S)
HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME
EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY
THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND
LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN
INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II)
AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY
OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT
PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR
SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS
CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-6B9-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 6-B-9

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $1,348,000.00

Pass-Through Rate                  Variable

CUSIP No.:                         058933 CB 6

ISIN No.:                          US058933CB62

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-6B9-3

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-6B9-4

                                 EXHIBIT B-6B10

                   [FORM OF FACE OF CLASS 6-B-10 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                  Class 6-B-10

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 6A SENIOR
CERTIFICATES, THE GROUP 6B SENIOR CERTIFICATES, THE CLASS 6-B-1, CLASS 6-B-2,
CLASS 6-B-3, CLASS 6-B-4, CLASS 6-B-5, CLASS 6-B-6, CLASS 6-B-7, CLASS 6-B-8 AND
CLASS 6-B-9 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                    B-6B10-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                    B-6B10-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                  Class 6-B-10

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $1,798,000.00

Pass-Through Rate                  Variable

CUSIP No.:                         058933 CC 4

ISIN No.:                          US058933CC46

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-6B10-3

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                    B-6B10-4

                                 EXHIBIT B-6B11

                   [FORM OF FACE OF CLASS 6-B-11 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                  Class 6-B-11

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 6A SENIOR
CERTIFICATES, THE GROUP 6B SENIOR CERTIFICATES, THE CLASS 6-B-1, CLASS 6-B-2,
CLASS 6-B-3, CLASS 6-B-4, CLASS 6-B-5, CLASS 6-B-6, CLASS 6-B-7, CLASS 6-B-8,
CLASS 6-B-9 AND CLASS 6-B-10 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                    B-6B11-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                    B-6B11-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                  Class 6-B-11

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $

Initial Class Certificate
Balance of this Class:             $1,348,344.00

Pass-Through Rate                  Variable

CUSIP No.:                         058933 CD 2

ISIN No.:                          US058933CD29

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated April 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                    B-6B11-3

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                    B-6B11-4

                                EXHIBIT B-1CE

                    [FORM OF FACE OF CLASS 1-CE CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-CE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THE CLASS 1-CE CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS UNTIL SUCH TIME AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1 SENIOR
CERTIFICATES AND THE CLASS 1-M CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT IT IS NOT,
AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF

                                     B-1CE-1

ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-1CE-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                   Class 1-CE

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Percentage Interest:               100%

Overcollateralization
Amount:                            $2,116,283.54

Pass-Through Rate

CUSIP No.:                         058933 BT 8

ISIN No.:                          US058933BT89

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      The Class 1-CE Certificates are limited in right of payment to certain collections and recoveries respecting the Group 1 Mortgage Loans, all as more specifically set forth herein and in the Pooling and Servicing Agreement.

                                     B-1CE-3

      Further, no transfer of a Class 1-CE Certificate shall be made to a Plan or a person acting on behalf of or using the asset of a Plan, except as provided in the Pooling and Servicing Agreement.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-1CE-4

                                  EXHIBIT B-1P

                     [FORM OF FACE OF CLASS 1-P CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                    Class 1-P

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT IT IS NOT,
AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH
PLAN TO EFFECT SUCH PURCHASE OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN

                                     B-1P-1

THE PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND
SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN
VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO
RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-1P-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-D
                                    Class 1-P

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                      April 1, 2006

First Distribution Date:           May 22, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                  $100

Initial Class Certificate
Balance of this Class:             $100

CUSIP No.:                         058933 BS 0

ISIN No.:                          US058933BS07

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated March 30, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities
Administrator"), and U.S. Bank National Association, as trustee (the "Trustee").
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is
issued under and is subject to the terms, provisions and conditions of the
Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      The Class 1-P Certificates are limited in right of payment to Prepayment
Premiums received on the Mortgage Loans and their Class Certificate Balance, as more specifically set forth in the Pooling and Servicing Agreement.

                                     B-1P-3

      Further, no transfer of a Class 1-P Certificate shall be made to a Plan or a person acting on behalf of or using the asset of a Plan, except as provided in the Pooling and Servicing Agreement.

      This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *    *    *

                                     B-1P-4

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through
Certificates, of the Series specified on the face hereof (collectively, the
"Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Securities Administrator is not liable to the
Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and
Servicing Agreement, subject to any liability under the Pooling and Servicing
Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing
Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities
Administrator.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 20th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the
Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and
Servicing Agreement.

      On each Distribution Date, the Securities Administrator shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such
Distribution Date at the address appearing in the Certificate Register, or (b)
upon written request by the Holder of a Certificate (other than a Residual
Certificate), by wire transfer or by such other means of payment as such
Certificateholder and the Securities Administrator shall agree upon, such
Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in
Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Securities Administrator as contemplated by
Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the
Certificateholders under the Pooling and Servicing Agreement at any time by the
Depositor, the Master Servicer, the Securities Administrator and

                                       C-1

the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the
Pooling and Servicing Agreement. Any such consent by the Holder of this
Certificate shall be conclusive and binding on such Holder and upon all future
Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar
duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Certificate Registrar, the
Securities Administrator and the Trustee and any agent of the Depositor, the
Master Servicer, the Certificate Registrar, the Securities Administrator or the
Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee, the Securities Administrator or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which (i) the aggregate Stated Principal
Balance of the Group 1 Mortgage Loans, (ii) the aggregate Stated Principal
Balance of the Mortgage Loans in Aggregate Loan Group X or (iii) the aggregate
Stated Principal Balance of the Group 6A Mortgage Loans and Group 6B Mortgage
Loans is less than 10% of the aggregate Cut-off Date Pool Principal Balance of the related Mortgage Loans, the Master Servicer (or the NIMS Insurer, if there is a NIMS Insurer, with respect to the Group 1 Mortgage Loans only) has the option to purchase the related Mortgage Loans under the conditions set forth in
Section 10.01 of the Pooling and Servicing Agreement. On any Distribution Date
on which the aggregate Stated Principal Balance of the Group 5 Mortgage Loans is
less than 1% of the aggregate Cut-off Date Pool Principal Balance of such
Mortgage Loans, the Master Servicer has the option to purchase

                                       C-2

the related Mortgage Loans under the conditions set forth in Section 10.01 of the Pooling and Servicing Agreement. In the event that no such termination occurs, the obligations and responsibilities created by the Pooling and
Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of
21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing
Agreement shall have the meaning assigned in the Pooling and Servicing
Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                       C-3

      IN WITNESS WHEREOF, the Securities Administrator has caused this
Certificate to be duly executed.

Dated:

                                         WELLS FARGO BANK, N.A.,
                                         as Securities Administrator

                                         By ____________________________________
                                                Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION
This is one of the Certificates referred to in the Pooling and Servicing
Agreement referenced herein.

                                         WELLS FARGO BANK, N.A.,
                                         as Securities Administrator

                                         By ____________________________________
                                                Authorized Signatory

                                       C-4

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Securities Administrator to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                         _______________________________________
                                         Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS
      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to

      This information is provided by , the assignee named above, or , as its agent.

                                       C-5

                                   EXHIBIT D-1

                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

                                      D-1-1

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

 52902582  Primary    Condo       360      354     75  5.125  11/1/2005  5/1/2006  10/1/2035  2,507.77  4/1/2006    587,186.00
 52112984  Primary    SFR         360      355     80   5.75  12/1/2005  4/1/2006  11/1/2035  2,003.90  3/1/2006    418,205.00
 57342735  Primary    SFR         360      353  78.69    5.5  10/1/2005  6/1/2006   9/1/2035  5,477.00  5/1/2006  1,200,000.00
106998774  Investor   2-Family    360      355     70      7  12/1/2005  4/1/2006  11/1/2035  2,552.08  3/1/2006    437,500.00
106921479  Primary    SFR         360      355     70  6.125  12/1/2005  4/1/2006  11/1/2035  1,089.74  3/1/2006    213,500.00
106089614  Primary    Condo       360      355  57.11  6.375  12/1/2005  4/1/2006  11/1/2035    546.13  3/1/2006    102,800.00
103835330  Primary    PUD         360      352     80  6.375   9/1/2005  4/1/2006   8/1/2035  2,252.50  3/1/2006    424,000.00
  8603721  Primary    SFR         360      353     80    6.5  10/1/2005  4/1/2006   9/1/2035     637.5  3/1/2006    136,000.00
 81361427  Primary    PUD         360      349  72.08    6.5   6/1/2005  5/1/2006   5/1/2035  6,927.95  4/1/2006  1,820,000.00
 91306170  Primary    PUD         360      349  79.94   6.25   6/1/2005  4/1/2006   5/1/2035  1,373.21  3/1/2006    306,578.00
 92223743  Primary    SFR         360      350     80      6   7/1/2005  4/1/2006   6/1/2035  1,793.19  3/1/2006    420,000.00
 92307130  Primary    PUD         360      349     80   6.75   6/1/2005  5/1/2006   5/1/2035  1,104.50  4/1/2006    225,600.00
 92872408  Primary    2-Family    360      350  80.19    6.5   7/1/2005  4/1/2006   6/1/2035    459.38  3/1/2006     98,000.00
 92952875  Primary    PUD         360      352     80  5.625   9/1/2005  4/1/2006   8/1/2035  2,960.83  3/1/2006    748,000.00
 93131905  Primary    SFR         360      352     80  6.375   9/1/2005  4/1/2006   8/1/2035       825  3/1/2006    180,000.00
 93415324  Primary    SFR         360      351     80  6.875   8/1/2005  4/1/2006   7/1/2035  1,536.00  3/1/2006    307,200.00
 93633600  Investor   2-Family    360      351     70   6.75   8/1/2005  4/1/2006   7/1/2035  3,344.83  3/1/2006    683,200.00
 93662043  Primary    SFR         360      351     70  5.625   8/1/2005  4/1/2006   7/1/2035  7,681.48  3/1/2006  1,946,000.00
 93668740  Primary    SFR         360      351  78.57  5.625   8/1/2005  4/1/2006   7/1/2035    870.83  3/1/2006    220,000.00
 93726067  Primary    PUD         360      351  67.16  5.625   8/1/2005  5/1/2006   7/1/2035  1,165.80  4/1/2006    295,500.00
 93743182  Primary    PUD         360      351  66.87  5.375   8/1/2005  4/1/2006   7/1/2035  2,035.83  3/1/2006    543,000.00
 93743190  Primary    SFR         360      352  72.99   5.75   9/1/2005  5/1/2006   8/1/2035  1,408.47  4/1/2006    346,700.00
 93744550  Primary    SFR         360      352     90  5.625   9/1/2005  4/1/2006   8/1/2035  1,585.31  3/1/2006    400,500.00
 93744558  Primary    SFR         360      352  78.57   5.75   9/1/2005  5/1/2006   8/1/2035  2,636.56  4/1/2006    649,000.00
 93763288  Primary    SFR         360      351     95   6.75   8/1/2005  4/1/2006   7/1/2035  1,395.31  3/1/2006    285,000.00
 93837505  Primary    Condo       360      352  78.52   5.75   9/1/2005  4/1/2006   8/1/2035  1,722.50  3/1/2006    424,000.00
 93838001  Primary    SFR         360      353  79.93   5.75  10/1/2005  4/1/2006   9/1/2035  2,224.15  3/1/2006    547,500.00
 93961441  Primary    PUD         360      352  65.56   5.75   9/1/2005  5/1/2006   8/1/2035  7,183.33  4/1/2006  1,770,000.00
 94054228  Primary    SFR         360      353  51.28  5.625  10/1/2005  6/1/2006   9/1/2035  1,186.12  5/1/2006    300,000.00
 94060805  Primary    SFR         360      352     80   6.25   9/1/2005  4/1/2006   8/1/2035  5,948.33  3/1/2006  1,328,000.00
 94146818  Primary    SFR         360      352  67.95  5.625   9/1/2005  4/1/2006   8/1/2035  1,168.50  3/1/2006    295,600.00
 94169381  Primary    SFR         360      352  94.98   6.75   9/1/2005  4/1/2006   8/1/2035    953.22  3/1/2006    194,700.00
 94171037  Primary    SFR         360      352  76.92  5.625   9/1/2005  4/1/2006   8/1/2035  1,583.33  3/1/2006    400,000.00
 94173341  Primary    PUD         360      351  73.17  5.625   8/1/2005  4/1/2006   7/1/2035  2,374.92  3/1/2006    600,000.00
 94173677  Primary    SFR         360      351  76.67  5.625   8/1/2005  4/1/2006   7/1/2035  1,820.83  3/1/2006    460,000.00
 94212154  Primary    SFR         360      352  42.11  5.625   9/1/2005  5/1/2006   8/1/2035  3,166.67  4/1/2006    800,000.00
 94244166  Primary    SFR         360      352     80  5.625   9/1/2005  4/1/2006   8/1/2035  1,953.79  3/1/2006    496,000.00
 94252631  Secondary  SFR         360      352  79.66  5.625   9/1/2005  4/1/2006   8/1/2035  1,828.75  3/1/2006    462,000.00
 94267993  Primary    SFR         360      352   53.9  5.625   9/1/2005  4/1/2006   8/1/2035  1,680.77  3/1/2006    425,000.00
 94268065  Primary    SFR         360      352  71.68  5.625   9/1/2005  4/1/2006   8/1/2035  1,595.84  3/1/2006    405,000.00

LOANID     COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -----------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

 52902582    587,186.00  Purchase  Asset Only     825,000.00  10/1/2010   10.125   2.75       2    2.75  1 YR CMT      9/13/2005
 52112984    418,205.00  Purchase  Full           557,000.00  11/1/2015    10.75   2.75       2    2.75  1 YR CMT     10/27/2005
 57342735  1,187,787.27  Purchase  Full         1,525,000.00   9/1/2015     10.5   2.75       2    2.75  1 YR CMT       8/9/2005
106998774    437,500.00  C/O Refi  Reduced        625,000.00  11/1/2010       12   2.25       1    2.25  6 MO LIBOR    10/4/2005
106921479    213,500.00  Purchase  NINA           330,000.00  11/1/2010   11.125   2.25       1    2.25  6 MO LIBOR   10/14/2005
106089614    102,800.00  C/O Refi  Reduced        180,000.00  11/1/2010   12.375   2.25       2    2.25  6 MO LIBOR    10/7/2005
103835330    424,000.00  C/O Refi  Alternative    530,000.00   8/1/2010   12.375   2.25       2    2.25  6 MO LIBOR     7/5/2005
  8603721    135,965.99  R/T Refi  Reduced        170,000.00  10/1/2005       12  1.875       0   1.875  1 MO LIBOR    8/24/2005
 81361427  1,477,962.49  Purchase  Full         2,525,000.00   6/1/2005       12  1.875       0   1.875  1 MO LIBOR     4/5/2005
 91306170    306,578.00  Purchase  Full           400,000.00   6/1/2005    11.95  1.625       0   1.625  1 MO LIBOR    4/22/2005
 92223743    420,000.00  Purchase  Reduced        525,000.00   7/1/2005       12  1.375       0   1.375  1 MO LIBOR     5/4/2005
 92307130    225,600.00  Purchase  Alternative    282,000.00   6/1/2005       12  2.125       0   2.125  1 MO LIBOR    4/27/2005
 92872408     97,927.15  R/T Refi  Alternative    122,211.00   7/1/2005       12  1.875       0   1.875  1 MO LIBOR    5/23/2005
 92952875    748,000.00  Purchase  Preferred      935,000.00   9/1/2005       12      1       0       1  1 MO LIBOR     7/1/2005
 93131905    179,999.78  Purchase  Reduced        280,000.00   9/1/2005       12   1.75       0    1.75  1 MO LIBOR    7/15/2005
 93415324    307,200.00  Purchase  Reduced        400,000.00   8/1/2005     9.95   2.25       0    2.25  1 MO LIBOR    6/20/2005
 93633600    683,200.00  C/O Refi  Reduced        976,000.00   8/1/2005       12  2.125       0   2.125  1 MO LIBOR     6/2/2005
 93662043  1,933,542.68  Purchase  Full         2,875,500.00   8/1/2005       12      1       0       1  1 MO LIBOR    6/22/2005
 93668740    220,000.00  C/O Refi  Full           280,000.00   8/1/2005       12      1       0       1  1 MO LIBOR     6/6/2005
 93726067    294,407.93  R/T Refi  Alternative    440,000.00   8/1/2005       12      1       0       1  1 MO LIBOR     6/7/2005
 93743182    542,835.97  R/T Refi  Preferred      812,000.00   8/1/2005       12   0.75       0    0.75  1 MO LIBOR    6/24/2005
 93743190    346,700.00  C/O Refi  Reduced        475,000.00   9/1/2005       12  1.125       0   1.125  1 MO LIBOR    7/20/2005
 93744550    400,500.01  C/O Refi  Full           445,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    6/22/2005
 93744558    649,000.00  C/O Refi  Reduced        826,000.00   9/1/2005       12  1.125       0   1.125  1 MO LIBOR    6/29/2005
 93763288    284,959.05  Purchase  Preferred      310,000.00   8/1/2005       12  2.125       0   2.125  1 MO LIBOR     6/7/2005
 93837505    423,999.90  R/T Refi  Reduced        540,000.00   9/1/2005       12  1.125       0   1.125  1 MO LIBOR     7/5/2005
 93838001    547,051.11  C/O Refi  Alternative    685,000.00  10/1/2005       12  1.125       0   1.125  1 MO LIBOR     8/8/2005
 93961441  1,761,240.53  R/T Refi  Reduced      2,700,000.00   9/1/2005       12  1.125       0   1.125  1 MO LIBOR    7/11/2005
 94054228    284,697.55  C/O Refi  Full           585,000.00  10/1/2005       12      1       0       1  1 MO LIBOR    8/10/2005
 94060805  1,328,000.00  Purchase  Reduced      1,700,000.00   9/1/2005       12  1.625       0   1.625  1 MO LIBOR    7/14/2005
 94146818    294,200.00  C/O Refi  Full           435,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    6/21/2005
 94169381    194,510.00  R/T Refi  Reduced        205,000.00   9/1/2005       12  2.125       0   2.125  1 MO LIBOR    7/28/2005
 94171037    400,000.00  C/O Refi  Full           520,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    6/20/2005
 94173341    599,979.00  C/O Refi  Full           820,000.00   8/1/2005       12      1       0       1  1 MO LIBOR    6/13/2005
 94173677    460,000.00  C/O Refi  Full           600,000.00   8/1/2005       12      1       0       1  1 MO LIBOR    6/14/2005
 94212154    753,750.00  C/O Refi  Full         1,900,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    6/23/2005
 94244166    493,588.33  C/O Refi  Full           620,000.00   9/1/2005       12      1       0       1  1 MO LIBOR     7/8/2005
 94252631    461,400.02  R/T Refi  Full           580,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    7/18/2005
 94267993    423,116.65  C/O Refi  Full           788,500.00   9/1/2005       12      1       0       1  1 MO LIBOR    6/24/2005
 94268065    399,046.11  C/O Refi  Full           565,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    6/24/2005

LOANID     SERVICER
---------  -----------

 52902582  Wells Fargo
 52112984  Wells Fargo
 57342735  Wells Fargo
106998774  Countrywide
106921479  Countrywide
106089614  Countrywide
103835330  Countrywide
  8603721  Countrywide
 81361427  Countrywide
 91306170  Countrywide
 92223743  Countrywide
 92307130  Countrywide
 92872408  Countrywide
 92952875  Countrywide
 93131905  Countrywide
 93415324  Countrywide
 93633600  Countrywide
 93662043  Countrywide
 93668740  Countrywide
 93726067  Countrywide
 93743182  Countrywide
 93743190  Countrywide
 93744550  Countrywide
 93744558  Countrywide
 93763288  Countrywide
 93837505  Countrywide
 93838001  Countrywide
 93961441  Countrywide
 94054228  Countrywide
 94060805  Countrywide
 94146818  Countrywide
 94169381  Countrywide
 94171037  Countrywide
 94173341  Countrywide
 94173677  Countrywide
 94212154  Countrywide
 94244166  Countrywide
 94252631  Countrywide
 94267993  Countrywide
 94268065  Countrywide

LOANID    OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
--------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

94283611  Secondary  Condo       360      352     80   6.25   9/1/2005  5/1/2006   8/1/2035    985.42  4/1/2006  220,000.00
94306070  Primary    SFR         360      352     80  5.625   9/1/2005  4/1/2006   8/1/2035  1,751.32  3/1/2006  444,000.00
94330753  Primary    PUD         360      352     80  5.625   9/1/2005  4/1/2006   8/1/2035  2,367.35  3/1/2006  600,000.00
94333385  Primary    SFR         360      352  27.97  5.625   9/1/2005  5/1/2006   8/1/2035    791.67  4/1/2006  200,000.00
94350315  Primary    PUD         360      352  79.51  5.625   9/1/2005  4/1/2006   8/1/2035  1,919.79  3/1/2006  485,000.00
94357364  Primary    SFR         360      352  73.41  5.625   9/1/2005  4/1/2006   8/1/2035  1,873.18  3/1/2006  473,500.00
94378927  Primary    SFR         360      352  59.81  5.625   9/1/2005  4/1/2006   8/1/2035  1,224.45  3/1/2006  311,000.00
94404418  Primary    SFR         360      352  53.48  5.625   9/1/2005  5/1/2006   8/1/2035  1,217.19  4/1/2006  307,500.00
94431582  Primary    PUD         360      352  65.54  5.625   9/1/2005  4/1/2006   8/1/2035  1,682.42  3/1/2006  426,000.00
94442799  Primary    SFR         360      352  59.41  5.625   9/1/2005  4/1/2006   8/1/2035  1,187.10  3/1/2006  300,000.00
94446167  Primary    PUD         360      352  59.62  5.625   9/1/2005  5/1/2006   8/1/2035    801.56  4/1/2006  202,700.00
94451600  Primary    SFR         360      353     75  5.625  10/1/2005  4/1/2006   9/1/2035  1,543.75  3/1/2006  390,000.00
94457201  Primary    SFR         360      352  55.56  5.625   9/1/2005  5/1/2006   8/1/2035  1,583.33  4/1/2006  400,000.00
94472523  Primary    PUD         360      352   72.5  5.625   9/1/2005  4/1/2006   8/1/2035  1,262.71  3/1/2006  319,000.00
94473011  Primary    PUD         360      352  74.29  5.625   9/1/2005  4/1/2006   8/1/2035  2,565.53  3/1/2006  650,000.00
94480252  Primary    Condo       360      352  78.18  5.625   9/1/2005  5/1/2006   8/1/2035  1,361.67  4/1/2006  344,000.00
94491949  Primary    PUD         360      352  76.73  5.625   9/1/2005  4/1/2006   8/1/2035  1,579.37  3/1/2006  399,000.00
94492261  Primary    SFR         360      352  58.62  5.625   9/1/2005  5/1/2006   8/1/2035  1,345.08  4/1/2006  340,000.00
94492445  Primary    SFR         360      352     80  5.625   9/1/2005  5/1/2006   8/1/2035  1,678.33  4/1/2006  424,000.00
94503119  Primary    Condo       360      352  63.09  5.625   9/1/2005  4/1/2006   8/1/2035  1,163.75  3/1/2006  294,000.00
94503279  Primary    Condo       360      352  64.21  5.625   9/1/2005  5/1/2006   8/1/2035  1,202.48  4/1/2006  305,000.00
94542772  Primary    PUD         360      353  79.86  5.625  10/1/2005  4/1/2006   9/1/2035  2,212.71  3/1/2006  559,000.00
94576168  Primary    SFR         360      352  66.81  5.625   9/1/2005  5/1/2006   8/1/2035  1,739.29  4/1/2006  439,600.00
94576824  Investor   SFR         360      352  45.09  6.125   9/1/2005  5/1/2006   8/1/2035  1,252.56  4/1/2006  286,300.00
94613724  Primary    SFR         360      352  72.42  5.625   9/1/2005  4/1/2006   8/1/2035  1,029.17  3/1/2006  260,000.00
94635199  Primary    SFR         360      352  77.88  5.625   9/1/2005  4/1/2006   8/1/2035  1,818.85  3/1/2006  459,500.00
94671756  Primary    SFR         360      352  62.36  5.625   9/1/2005  4/1/2006   8/1/2035  1,110.66  3/1/2006  280,600.00
94682757  Primary    SFR         360      352  70.34  5.625   9/1/2005  4/1/2006   8/1/2035  1,642.71  3/1/2006  415,000.00
94683285  Primary    SFR         360      352  42.27  5.625   9/1/2005  4/1/2006   8/1/2035  1,731.77  3/1/2006  437,500.00
94749469  Primary    SFR         360      352  79.66  5.625   9/1/2005  4/1/2006   8/1/2035  1,858.15  3/1/2006  470,000.00
94750181  Primary    SFR         360      351  77.58    6.5   8/1/2005  4/1/2006   7/1/2035  2,400.00  3/1/2006  512,000.00
94755510  Primary    Condo       360      352  79.54  5.625   9/1/2005  5/1/2006   8/1/2035  1,369.03  4/1/2006  346,000.00
94756958  Secondary  SFR         360      352  67.72      6   9/1/2005  5/1/2006   8/1/2035  1,835.52  4/1/2006  430,000.00
94758110  Primary    SFR         360      352  53.39  5.625   9/1/2005  4/1/2006   8/1/2035  1,275.16  3/1/2006  323,000.00
94774385  Primary    PUD         360      352  75.82  5.625   9/1/2005  4/1/2006   8/1/2035  1,649.85  3/1/2006  417,000.00
94774529  Primary    SFR         360      352  58.15  5.625   9/1/2005  4/1/2006   8/1/2035  1,242.92  3/1/2006  314,000.00
94774705  Primary    SFR         360      352  60.54  5.625   9/1/2005  4/1/2006   8/1/2035  1,340.33  3/1/2006  339,000.00
94778113  Primary    PUD         360      352  53.83  5.625   9/1/2005  4/1/2006   8/1/2035  1,587.07  3/1/2006  401,000.00
94814606  Primary    Condo       360      352  67.78  5.625   9/1/2005  4/1/2006   8/1/2035  1,207.29  3/1/2006  305,000.00
94816534  Primary    SFR         360      352  49.03  5.625   9/1/2005  4/1/2006   8/1/2035    879.88  3/1/2006  223,100.00

LOANID    COBAL       PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
--------  ---------   --------  -----------  ------------  ---------  -------  -----  ------  ------  -----------  ---------

94283611  220,000.00  Purchase  Preferred      283,000.00   9/1/2005       12  1.625       0   1.625  1 MO LIBOR    7/1/2005
94306070  439,700.77  C/O Refi  Full           555,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/24/2005
94330753  593,574.39  C/O Refi  Full           750,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/27/2005
94333385  198,670.06  R/T Refi  Full           715,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/24/2005
94350315  484,919.79  C/O Refi  Full           610,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/27/2005
94357364  473,225.42  R/T Refi  Full           645,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/27/2005
94378927  299,965.14  R/T Refi  Full           520,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   7/12/2005
94404418  290,776.23  C/O Refi  Full           575,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/28/2005
94431582  422,400.00  C/O Refi  Full           650,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/29/2005
94442799  300,000.00  R/T Refi  Full           505,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/29/2005
94446167  202,229.06  R/T Refi  Full           340,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/29/2005
94451600  390,000.01  C/O Refi  Full           520,000.00  10/1/2005       12      1       0       1  1 MO LIBOR    8/1/2005
94457201  397,418.75  C/O Refi  Full           720,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/30/2005
94472523  319,000.00  C/O Refi  Full           440,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/29/2005
94473011  642,000.00  C/O Refi  Full           875,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/29/2005
94480252  343,721.24  C/O Refi  Full           440,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/30/2005
94491949  397,999.35  C/O Refi  Full           520,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/30/2005
94492261  339,270.31  C/O Refi  Full           580,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    7/1/2005
94492445  423,999.17  C/O Refi  Full           530,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   6/30/2005
94503119  294,000.02  R/T Refi  Full           466,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    7/1/2005
94503279  301,432.75  C/O Refi  Full           475,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    7/1/2005
94542772  559,000.00  C/O Refi  Full           700,000.00  10/1/2005       12      1       0       1  1 MO LIBOR    8/5/2005
94576168  439,000.00  C/O Refi  Full           658,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    7/5/2005
94576824  286,300.00  R/T Refi  Full           635,000.00   9/1/2005       12    1.5       0     1.5  1 MO LIBOR    7/5/2005
94613724  260,000.00  C/O Refi  Full           359,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    7/5/2005
94635199  458,500.38  C/O Refi  Full           590,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    7/6/2005
94671756  280,524.13  C/O Refi  Alternative    450,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    7/7/2005
94682757  415,000.00  C/O Refi  Full           590,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    7/8/2005
94683285  422,171.01  R/T Refi  Full         1,035,000.00   9/1/2005       12      1       0       1  1 MO LIBOR    7/7/2005
94749469  468,822.35  C/O Refi  Full           590,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   7/11/2005
94750181  512,000.00  R/T Refi  Reduced        660,000.00   8/1/2005       12  1.875       0   1.875  1 MO LIBOR   6/27/2005
94755510  345,255.19  R/T Refi  Full           435,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   7/11/2005
94756958  429,412.33  C/O Refi  Preferred      635,000.00   9/1/2005       12  1.375       0   1.375  1 MO LIBOR    7/8/2005
94758110  319,850.00  C/O Refi  Full           605,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   7/11/2005
94774385  416,775.37  R/T Refi  Full           550,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   7/11/2005
94774529  314,000.00  R/T Refi  Full           540,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   7/11/2005
94774705  337,600.00  C/O Refi  Full           560,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   7/11/2005
94778113  400,726.97  R/T Refi  Full           745,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   7/12/2005
94814606  305,000.00  C/O Refi  Full           450,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   7/12/2005
94816534  220,541.56  R/T Refi  Full           455,000.00   9/1/2005       12      1       0       1  1 MO LIBOR   7/13/2005

LOANID    SERVICER
--------  -----------

94283611  Countrywide
94306070  Countrywide
94330753  Countrywide
94333385  Countrywide
94350315  Countrywide
94357364  Countrywide
94378927  Countrywide
94404418  Countrywide
94431582  Countrywide
94442799  Countrywide
94446167  Countrywide
94451600  Countrywide
94457201  Countrywide
94472523  Countrywide
94473011  Countrywide
94480252  Countrywide
94491949  Countrywide
94492261  Countrywide
94492445  Countrywide
94503119  Countrywide
94503279  Countrywide
94542772  Countrywide
94576168  Countrywide
94576824  Countrywide
94613724  Countrywide
94635199  Countrywide
94671756  Countrywide
94682757  Countrywide
94683285  Countrywide
94749469  Countrywide
94750181  Countrywide
94755510  Countrywide
94756958  Countrywide
94758110  Countrywide
94774385  Countrywide
94774529  Countrywide
94774705  Countrywide
94778113  Countrywide
94814606  Countrywide
94816534  Countrywide

LOANID     OCC       PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  --------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

 94823263  Primary   Condo       360      352     80  5.625    9/1/2005  5/1/2006   8/1/2035  2,105.64  4/1/2006  532,000.00
 97271804  Primary   SFR         360      351     91  5.875    8/1/2005  4/1/2006   7/1/2035     935.4  3/1/2006  224,770.00
 97594969  Primary   PUD         360      353     80  6.875   10/1/2005  5/1/2006   9/1/2035  2,028.34  4/1/2006  405,668.00
 98514333  Primary   Condo       360      353     80  6.625   10/1/2005  4/1/2006   9/1/2035  1,588.15  3/1/2006  331,440.00
101494755  Primary   PUD         360      351     80  6.875    8/1/2005  4/1/2006   7/1/2035  2,953.76  3/1/2006  590,752.00
102986428  Primary   SFR         360      354     80  6.625   11/1/2005  4/1/2006  10/1/2035  1,546.78  3/1/2006  329,980.00
102986484  Primary   PUD         360      352     80   6.75    9/1/2005  4/1/2006   8/1/2035  1,286.33  3/1/2006  262,800.00
102986500  Primary   SFR         360      353     80      7   10/1/2005  4/1/2006   9/1/2035  1,020.77  3/1/2006  200,000.00
103126906  Primary   SFR         360      352  50.94  5.625    9/1/2005  4/1/2006   8/1/2035  1,008.19  3/1/2006  254,700.00
103130122  Primary   SFR         360      352  69.88  5.625    9/1/2005  4/1/2006   8/1/2035  1,118.61  3/1/2006  283,000.00
103131995  Investor  Condo       360      352  62.07    6.5    9/1/2005  4/1/2006   8/1/2035  2,109.38  3/1/2006  450,000.00
103165255  Primary   SFR         360      352  71.57  5.625    9/1/2005  4/1/2006   8/1/2035  1,444.79  3/1/2006  365,000.00
103171560  Primary   SFR         360      353     80   6.25   10/1/2005  5/1/2006   9/1/2035  2,185.83  4/1/2006  488,000.00
103174720  Primary   SFR         360      352  59.23  5.625    9/1/2005  5/1/2006   8/1/2035  1,096.06  4/1/2006  276,900.00
103177072  Primary   SFR         360      352     70  5.625    9/1/2005  4/1/2006   8/1/2035  2,757.43  3/1/2006  700,000.00
103177920  Primary   Condo       360      352  73.63  5.625    9/1/2005  5/1/2006   8/1/2035  1,318.51  4/1/2006  335,000.00
103179465  Primary   SFR         360      352     80  5.625    9/1/2005  5/1/2006   8/1/2035  2,542.13  4/1/2006  642,400.00
103183305  Primary   SFR         360      352  73.66  5.625    9/1/2005  4/1/2006   8/1/2035  2,687.26  3/1/2006  681,400.00
103205908  Primary   SFR         360      352  49.73  5.625    9/1/2005  4/1/2006   8/1/2035  1,433.05  3/1/2006  363,000.00
103206348  Primary   SFR         360      352     80  5.625    9/1/2005  4/1/2006   8/1/2035  1,235.00  3/1/2006  312,000.00
103226350  Primary   PUD         360      353  64.56  5.625   10/1/2005  4/1/2006   9/1/2035  1,009.37  3/1/2006  255,000.00
103227287  Primary   SFR         360      352  79.32  5.625    9/1/2005  4/1/2006   8/1/2035  2,281.61  3/1/2006  579,000.00
103231087  Primary   SFR         360      352  88.62  5.625    9/1/2005  4/1/2006   8/1/2035  1,781.25  3/1/2006  450,000.00
103234159  Primary   Condo       360      352  46.47  5.625    9/1/2005  5/1/2006   8/1/2035    817.61  4/1/2006  206,800.00
103234864  Primary   PUD         360      352  76.27  5.625    9/1/2005  5/1/2006   8/1/2035  1,777.98  4/1/2006  450,000.00
103236144  Primary   SFR         360      352  72.48  5.625    9/1/2005  4/1/2006   8/1/2035  1,548.63  3/1/2006  391,400.00
103257290  Primary   SFR         360      353  56.48  5.625   10/1/2005  4/1/2006   9/1/2035    883.08  3/1/2006  223,100.00
103261939  Primary   SFR         360      352  58.06  5.625    9/1/2005  5/1/2006   8/1/2035  1,068.75  4/1/2006  270,000.00
103273412  Primary   SFR         360      353     80  5.625   10/1/2005  5/1/2006   9/1/2035    806.49  4/1/2006  204,000.00
103317056  Primary   SFR         360      353  63.64  5.625   10/1/2005  4/1/2006   9/1/2035  2,770.83  3/1/2006  700,000.00
103334547  Primary   PUD         360      353     50  5.625   10/1/2005  5/1/2006   9/1/2035  1,286.46  4/1/2006  325,000.00
103339107  Primary   SFR         360      353     80  5.625   10/1/2005  4/1/2006   9/1/2035  2,375.00  3/1/2006  600,000.00
103352261  Primary   Condo       360      353  77.97  5.625   10/1/2005  4/1/2006   9/1/2035  1,218.88  3/1/2006  308,000.00
103359558  Primary   SFR         360      353  74.38  5.625   10/1/2005  4/1/2006   9/1/2035  1,779.74  3/1/2006  450,000.00
103371463  Primary   SFR         360      353     80  5.625   10/1/2005  4/1/2006   9/1/2035  1,710.00  3/1/2006  432,000.00
103375376  Primary   SFR         360      353  55.38  5.625   10/1/2005  4/1/2006   9/1/2035  1,425.00  3/1/2006  360,000.00
103377256  Primary   Condo       360      353  79.52  5.625   10/1/2005  5/1/2006   9/1/2035  1,298.17  4/1/2006  330,000.00
103379896  Primary   Condo       360      353  79.38  5.625   10/1/2005  4/1/2006   9/1/2035  1,209.27  3/1/2006  305,600.00
103382945  Primary   SFR         360      353   61.5  5.625   10/1/2005  5/1/2006   9/1/2035  2,431.68  4/1/2006  615,000.00
103383489  Primary   PUD         360      353  74.68  5.625   10/1/2005  4/1/2006   9/1/2035  2,275.67  3/1/2006  575,000.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL        FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ------------  ---------  -------  -----  ------  ------  ----------  ---------

 94823263  531,831.42  C/O Refi  Full           665,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/12/2005
 97271804  224,309.89  C/O Refi  Alternative    247,000.00   8/1/2005       12   1.25       0    1.25  1 MO LIBOR  6/20/2005
 97594969  405,668.00  Purchase  Reduced        507,100.00  10/1/2005       12   2.25       0    2.25  1 MO LIBOR  8/15/2005
 98514333  331,440.01  Purchase  Reduced        415,000.00  10/1/2005       12      2       0       2  1 MO LIBOR  7/29/2005
101494755  590,752.00  Purchase  Reduced        740,000.00   8/1/2005       12   2.25       0    2.25  1 MO LIBOR   6/7/2005
102986428  329,979.90  Purchase  Preferred      412,475.00  11/1/2005       12      2       0       2  1 MO LIBOR   9/1/2005
102986484  262,739.77  Purchase  Preferred      332,000.00   9/1/2005       12  2.125       0   2.125  1 MO LIBOR  7/19/2005
102986500  199,974.01  Purchase  Alternative    304,000.00  10/1/2005       12  2.375       0   2.375  1 MO LIBOR  8/17/2005
103126906  254,161.67  R/T Refi  Full           500,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/13/2005
103130122  280,567.89  R/T Refi  Full           405,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/13/2005
103131995  450,000.01  Purchase  Reduced        725,000.00   9/1/2005       12  1.875       0   1.875  1 MO LIBOR  7/19/2005
103165255  365,000.00  C/O Refi  Full           510,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/13/2005
103171560  488,000.00  Purchase  Reduced        610,000.00  10/1/2005       12  1.625       0   1.625  1 MO LIBOR   8/2/2005
103174720  276,900.01  C/O Refi  Full           467,500.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/14/2005
103177072  689,320.92  C/O Refi  Full         1,000,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/14/2005
103177920  326,996.78  C/O Refi  Full           455,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/14/2005
103179465  641,947.51  C/O Refi  Full           803,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/14/2005
103183305  674,458.10  C/O Refi  Full           925,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/14/2005
103205908  359,750.00  R/T Refi  Full           730,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/15/2005
103206348  311,727.11  C/O Refi  Full           390,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/14/2005
103226350  255,000.01  C/O Refi  Full           395,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/29/2005
103227287  569,276.64  C/O Refi  Full           730,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/15/2005
103231087  450,000.02  R/T Refi  Full           507,800.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/18/2005
103234159  206,131.77  R/T Refi  Full           445,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/15/2005
103234864  447,983.52  C/O Refi  Full           590,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/15/2005
103236144  390,698.34  R/T Refi  Full           540,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/18/2005
103257290  223,093.39  R/T Refi  Full           395,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/21/2005
103261939  269,900.02  C/O Refi  Full           465,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/18/2005
103273412  202,060.86  C/O Refi  Full           255,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/18/2005
103317056  700,000.00  C/O Refi  Full         1,100,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/19/2005
103334547  323,611.98  C/O Refi  Full           650,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/19/2005
103339107  599,997.50  C/O Refi  Full           750,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/20/2005
103352261  307,576.68  C/O Refi  Full           395,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/20/2005
103359558  447,999.30  C/O Refi  Full           605,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/20/2005
103371463  431,808.56  C/O Refi  Full           540,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/20/2005
103375376  360,000.00  C/O Refi  Full           650,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/20/2005
103377256  329,869.81  C/O Refi  Full           415,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/20/2005
103379896  305,500.00  C/O Refi  Full           385,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/21/2005
103382945  609,837.93  R/T Refi  Full         1,000,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/2/2005
103383489  574,630.88  C/O Refi  Full           770,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/20/2005

LOANID     SERVICER
---------  -----------

 94823263  Countrywide
 97271804  Countrywide
 97594969  Countrywide
 98514333  Countrywide
101494755  Countrywide
102986428  Countrywide
102986484  Countrywide
102986500  Countrywide
103126906  Countrywide
103130122  Countrywide
103131995  Countrywide
103165255  Countrywide
103171560  Countrywide
103174720  Countrywide
103177072  Countrywide
103177920  Countrywide
103179465  Countrywide
103183305  Countrywide
103205908  Countrywide
103206348  Countrywide
103226350  Countrywide
103227287  Countrywide
103231087  Countrywide
103234159  Countrywide
103234864  Countrywide
103236144  Countrywide
103257290  Countrywide
103261939  Countrywide
103273412  Countrywide
103317056  Countrywide
103334547  Countrywide
103339107  Countrywide
103352261  Countrywide
103359558  Countrywide
103371463  Countrywide
103375376  Countrywide
103377256  Countrywide
103379896  Countrywide
103382945  Countrywide
103383489  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

103384153  Primary    SFR         360      353  68.14  5.625  10/1/2005  4/1/2006   9/1/2035  1,523.57  3/1/2006    385,000.00
103384705  Primary    SFR         360      353  76.12  5.625  10/1/2005  4/1/2006   9/1/2035  1,009.37  3/1/2006    255,000.00
103385577  Primary    PUD         360      353  77.46  5.625  10/1/2005  4/1/2006   9/1/2035    965.79  3/1/2006    244,000.00
103409996  Primary    SFR         360      352  78.95  5.875   9/1/2005  4/1/2006   8/1/2035  2,500.00  3/1/2006    600,000.00
103434031  Primary    Condo       360      353   69.3  5.625  10/1/2005  4/1/2006   9/1/2035  1,559.58  3/1/2006    395,000.00
103458322  Primary    PUD         360      353  74.96  5.625  10/1/2005  4/1/2006   9/1/2035  2,062.29  3/1/2006    521,000.00
103458810  Primary    SFR         360      353  68.56  5.625  10/1/2005  4/1/2006   9/1/2035  2,632.29  3/1/2006    665,000.00
103459346  Primary    SFR         360      353     51  5.625  10/1/2005  4/1/2006   9/1/2035  1,207.56  3/1/2006    306,000.00
103464483  Primary    PUD         360      352     80  5.875   9/1/2005  4/1/2006   8/1/2035  1,866.67  3/1/2006    448,000.00
103468531  Secondary  PUD         360      353     80  6.125  10/1/2005  4/1/2006   9/1/2035  1,830.50  3/1/2006    418,400.00
103479205  Primary    Condo       360      353     75  5.625  10/1/2005  4/1/2006   9/1/2035  2,078.12  3/1/2006    525,000.00
103481445  Primary    Condo       360      353  59.07  5.625  10/1/2005  4/1/2006   9/1/2035  1,508.12  3/1/2006    381,000.00
103505929  Primary    PUD         360      353  71.94  5.625  10/1/2005  4/1/2006   9/1/2035  3,958.14  3/1/2006    999,950.00
103522443  Primary    SFR         360      353     54  5.625  10/1/2005  6/1/2006   9/1/2035  1,128.92  5/1/2006    286,200.00
103531028  Primary    SFR         360      353   53.9  5.625  10/1/2005  4/1/2006   9/1/2035    874.79  3/1/2006    221,000.00
103556975  Primary    SFR         360      353  48.46  5.625  10/1/2005  4/1/2006   9/1/2035     997.5  3/1/2006    252,000.00
103557295  Primary    SFR         360      353   77.5  5.625  10/1/2005  5/1/2006   9/1/2035  1,472.50  4/1/2006    372,000.00
103558575  Primary    SFR         360      353  58.33  5.625  10/1/2005  4/1/2006   9/1/2035  4,986.56  3/1/2006  1,260,000.00
103559112  Primary    SFR         360      353  78.77  5.625  10/1/2005  4/1/2006   9/1/2035  1,013.33  3/1/2006    256,000.00
103571017  Primary    SFR         360      353     80      6  10/1/2005  5/1/2006   9/1/2035  1,264.17  4/1/2006    296,000.00
103583899  Primary    SFR         360      353  52.08  5.625  10/1/2005  4/1/2006   9/1/2035  1,092.50  3/1/2006    276,000.00
103585027  Primary    SFR         360      353  48.04  5.625  10/1/2005  4/1/2006   9/1/2035    969.54  3/1/2006    245,000.00
103630817  Primary    SFR         360      353  70.11  5.625  10/1/2005  4/1/2006   9/1/2035  1,288.71  3/1/2006    326,000.00
103631073  Primary    Condo       360      353  82.92  5.625  10/1/2005  5/1/2006   9/1/2035  1,427.77  4/1/2006    360,700.00
103635953  Primary    PUD         360      353  50.83  5.625  10/1/2005  4/1/2006   9/1/2035  2,314.04  3/1/2006    584,600.00
103636169  Primary    PUD         360      353     32  5.625  10/1/2005  4/1/2006   9/1/2035  4,750.00  3/1/2006  1,200,000.00
103660148  Primary    PUD         360      352     80  6.375   9/1/2005  4/1/2006   8/1/2035    953.33  3/1/2006    208,000.00
103668069  Primary    PUD         360      353  56.35  5.625  10/1/2005  5/1/2006   9/1/2035  1,402.56  4/1/2006    355,000.00
103681375  Primary    SFR         360      353  75.22  5.625  10/1/2005  4/1/2006   9/1/2035  1,992.83  3/1/2006    504,000.00
103681799  Primary    SFR         360      353  62.71  5.625  10/1/2005  4/1/2006   9/1/2035  1,464.03  3/1/2006    370,000.00
103699545  Primary    SFR         360      353   69.3  5.625  10/1/2005  4/1/2006   9/1/2035  1,755.18  3/1/2006    443,500.00
103720924  Primary    Condo       360      353     80    6.5  10/1/2005  4/1/2006   9/1/2035  1,706.25  3/1/2006    364,000.00
103722956  Primary    SFR         360      353  73.11  5.625  10/1/2005  4/1/2006   9/1/2035  1,721.30  3/1/2006    435,000.00
103723540  Primary    Condo       360      353  73.18  5.625  10/1/2005  4/1/2006   9/1/2035  1,229.42  3/1/2006    311,000.00
103731701  Primary    SFR         360      353  64.76  5.625  10/1/2005  4/1/2006   9/1/2035  1,345.14  3/1/2006    340,000.00
103735038  Primary    SFR         360      353     80  6.125  10/1/2005  4/1/2006   9/1/2035  2,287.25  3/1/2006    522,800.00
103777067  Primary    SFR         360      353  76.88  5.875  10/1/2005  4/1/2006   9/1/2035  1,534.14  3/1/2006    369,000.00
103781651  Primary    SFR         360      353     80  5.625  10/1/2005  4/1/2006   9/1/2035  1,583.33  3/1/2006    400,000.00
103781851  Primary    Condo       360      353  74.76  5.625  10/1/2005  6/1/2006   9/1/2035  1,523.96  5/1/2006    385,000.00
103781931  Primary    SFR         360      353  77.37  5.625  10/1/2005  4/1/2006   9/1/2035  1,454.69  3/1/2006    367,500.00

LOANID     COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ------------  --------  -----------  ------------  ---------  -------  -----  ------  ------  ----------  ---------

103384153    383,982.28  C/O Refi  Full           565,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/20/2005
103384705    254,769.99  C/O Refi  Full           335,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/20/2005
103385577    243,853.70  C/O Refi  Full           315,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/20/2005
103409996    600,000.00  C/O Refi  Full           760,000.00   9/1/2005       12   1.25       0    1.25  1 MO LIBOR  7/20/2005
103434031    390,000.00  C/O Refi  Full           570,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/22/2005
103458322    521,000.00  C/O Refi  Full           695,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/22/2005
103458810    664,567.45  C/O Refi  Full           970,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/22/2005
103459346    300,000.00  C/O Refi  Full           600,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/21/2005
103464483    448,000.00  C/O Refi  Alternative    560,000.00   9/1/2005       12   1.25       0    1.25  1 MO LIBOR  7/21/2005
103468531    418,400.00  Purchase  Preferred      525,000.00  10/1/2005       12    1.5       0     1.5  1 MO LIBOR   8/9/2005
103479205    525,000.01  C/O Refi  Full           700,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/24/2005
103481445    381,000.01  R/T Refi  Full           645,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/25/2005
103505929    999,950.00  R/T Refi  Full         1,390,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/22/2005
103522443    277,988.83  C/O Refi  Full           530,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/25/2005
103531028    221,000.00  R/T Refi  Full           410,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/24/2005
103556975    252,000.00  C/O Refi  Full           520,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/26/2005
103557295    372,000.00  C/O Refi  Full           480,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/26/2005
103558575  1,257,741.71  C/O Refi  Full         2,160,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/27/2005
103559112    256,000.00  C/O Refi  Full           325,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/26/2005
103571017    296,000.00  Purchase  Reduced        375,000.00  10/1/2005       12  1.375       0   1.375  1 MO LIBOR  8/11/2005
103583899    276,000.00  R/T Refi  Full           530,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/27/2005
103585027    244,900.00  R/T Refi  Full           510,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/26/2005
103630817    323,892.52  R/T Refi  Full           465,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/27/2005
103631073    360,699.90  R/T Refi  Full           435,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/27/2005
103635953    584,535.68  R/T Refi  Full         1,150,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/27/2005
103636169  1,200,000.00  C/O Refi  Full         3,750,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/5/2005
103660148    207,977.13  Purchase  Preferred      260,000.00   9/1/2005       12   1.75       0    1.75  1 MO LIBOR  7/29/2005
103668069    352,537.61  C/O Refi  Full           630,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/28/2005
103681375    501,072.74  R/T Refi  Full           670,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/28/2005
103681799    369,600.00  C/O Refi  Full           590,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/28/2005
103699545    443,074.64  R/T Refi  Full           640,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/28/2005
103720924    364,000.00  Purchase  Reduced        460,000.00  10/1/2005       12  1.875       0   1.875  1 MO LIBOR   8/1/2005
103722956    432,239.53  C/O Refi  Full           595,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/28/2005
103723540    309,150.00  C/O Refi  Full           425,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  7/29/2005
103731701    338,799.15  C/O Refi  Full           525,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/1/2005
103735038    522,679.42  Purchase  Reduced        660,000.00  10/1/2005       12    1.5       0     1.5  1 MO LIBOR  7/29/2005
103777067    367,690.84  C/O Refi  Full           480,000.00  10/1/2005       12   1.25       0    1.25  1 MO LIBOR   8/1/2005
103781651    400,000.00  C/O Refi  Full           500,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/2/2005
103781851    385,000.00  C/O Refi  Full           515,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/5/2005
103781931    367,500.01  R/T Refi  Full           475,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/2/2005

LOANID     SERVICER
---------  -----------

103384153  Countrywide
103384705  Countrywide
103385577  Countrywide
103409996  Countrywide
103434031  Countrywide
103458322  Countrywide
103458810  Countrywide
103459346  Countrywide
103464483  Countrywide
103468531  Countrywide
103479205  Countrywide
103481445  Countrywide
103505929  Countrywide
103522443  Countrywide
103531028  Countrywide
103556975  Countrywide
103557295  Countrywide
103558575  Countrywide
103559112  Countrywide
103571017  Countrywide
103583899  Countrywide
103585027  Countrywide
103630817  Countrywide
103631073  Countrywide
103635953  Countrywide
103636169  Countrywide
103660148  Countrywide
103668069  Countrywide
103681375  Countrywide
103681799  Countrywide
103699545  Countrywide
103720924  Countrywide
103722956  Countrywide
103723540  Countrywide
103731701  Countrywide
103735038  Countrywide
103777067  Countrywide
103781651  Countrywide
103781851  Countrywide
103781931  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

103782003  Primary    Condo       360      353     72  5.625  10/1/2005  5/1/2006   9/1/2035  1,565.65  4/1/2006  396,000.00
103818160  Primary    SFR         360      353   48.7  5.625  10/1/2005  4/1/2006   9/1/2035    992.75  3/1/2006  250,800.00
103821008  Primary    SFR         360      353  52.25  5.625  10/1/2005  4/1/2006   9/1/2035  1,147.92  3/1/2006  290,000.00
103823073  Primary    PUD         360      353  55.79  5.625  10/1/2005  4/1/2006   9/1/2035  1,468.54  3/1/2006  371,000.00
103826257  Primary    SFR         360      353     80  5.625  10/1/2005  5/1/2006   9/1/2035  1,694.17  4/1/2006  428,000.00
103831738  Primary    SFR         360      353  64.84  5.625  10/1/2005  5/1/2006   9/1/2035    795.24  4/1/2006  201,000.00
103849804  Primary    SFR         360      353  60.63  5.625  10/1/2005  4/1/2006   9/1/2035  1,136.96  3/1/2006  288,000.00
103885544  Primary    SFR         360      353  73.73  5.625  10/1/2005  4/1/2006   9/1/2035  1,721.60  3/1/2006  435,000.00
103895770  Primary    SFR         360      353  60.63  5.625  10/1/2005  5/1/2006   9/1/2035  1,535.83  4/1/2006  388,000.00
103895938  Primary    SFR         360      353  71.68  5.625  10/1/2005  4/1/2006   9/1/2035    777.42  3/1/2006  200,000.00
103916596  Primary    SFR         360      353   64.5  5.625  10/1/2005  4/1/2006   9/1/2035  1,571.46  3/1/2006  397,000.00
103928870  Primary    SFR         360      353  53.09  5.625  10/1/2005  4/1/2006   9/1/2035  1,656.45  3/1/2006  419,400.00
103949048  Primary    SFR         360      353     55  5.625  10/1/2005  4/1/2006   9/1/2035  1,567.50  3/1/2006  396,000.00
103973611  Primary    PUD         360      353   49.8  5.625  10/1/2005  4/1/2006   9/1/2035  1,369.98  3/1/2006  346,100.00
103973995  Primary    SFR         360      353  66.34  5.625  10/1/2005  4/1/2006   9/1/2035  1,333.96  3/1/2006  337,000.00
103974372  Primary    PUD         360      353     80  5.625  10/1/2005  4/1/2006   9/1/2035  2,055.62  3/1/2006  520,000.00
104025370  Secondary  SFR         360      353     55  5.625  10/1/2005  4/1/2006   9/1/2035    804.46  3/1/2006  203,500.00
104079633  Primary    Condo       360      353  46.47  5.625  10/1/2005  5/1/2006   9/1/2035  1,559.58  4/1/2006  395,000.00
104099739  Primary    SFR         360      353  70.42  5.625  10/1/2005  4/1/2006   9/1/2035  1,979.17  3/1/2006  500,000.00
104100683  Primary    SFR         360      353     80  5.625  10/1/2005  4/1/2006   9/1/2035  2,184.99  3/1/2006  552,000.00
104119552  Primary    Condo       360      353  78.88  5.625  10/1/2005  5/1/2006   9/1/2035  1,248.85  4/1/2006  315,500.00
104127913  Primary    SFR         360      353     75  6.125  10/1/2005  5/1/2006   9/1/2035  1,430.63  4/1/2006  327,000.00
104133962  Primary    PUD         360      353  69.94  5.625  10/1/2005  4/1/2006   9/1/2035  3,391.50  3/1/2006  856,800.00
104186696  Primary    SFR         360      353  75.57  5.625  10/1/2005  4/1/2006   9/1/2035  1,959.13  3/1/2006  495,000.00
104187144  Primary    SFR         360      354   59.2  5.625  11/1/2005  4/1/2006  10/1/2035  1,426.04  3/1/2006  370,000.00
104238271  Primary    PUD         360      353  44.19  5.625  10/1/2005  4/1/2006   9/1/2035  1,504.17  3/1/2006  380,000.00
104239975  Primary    SFR         360      353  75.58   6.75  10/1/2005  4/1/2006   9/1/2035  1,424.60  3/1/2006  291,000.00
104256273  Primary    SFR         360      353  42.05  5.625  10/1/2005  5/1/2006   9/1/2035  1,208.56  4/1/2006  307,000.00
104256977  Primary    SFR         360      353  73.68  5.625  10/1/2005  4/1/2006   9/1/2035  1,385.42  3/1/2006  350,000.00
104274875  Primary    SFR         360      353   57.9  5.625  10/1/2005  4/1/2006   9/1/2035  1,581.35  3/1/2006  399,500.00
104276867  Primary    SFR         360      353     80  5.625  10/1/2005  4/1/2006   9/1/2035  1,614.55  3/1/2006  408,000.00
104282268  Primary    SFR         360      353  76.92  5.625  10/1/2005  5/1/2006   9/1/2035    791.67  4/1/2006  200,000.00
104282596  Primary    SFR         360      353  79.73  5.625  10/1/2005  5/1/2006   9/1/2035  2,335.42  4/1/2006  590,000.00
104349441  Secondary  Condo       360      353  51.28  5.625  10/1/2005  5/1/2006   9/1/2035    791.67  4/1/2006  200,000.00
104352545  Primary    PUD         360      353  65.36  5.625  10/1/2005  5/1/2006   9/1/2035  1,968.54  4/1/2006  500,000.00
104352769  Primary    SFR         360      353  48.76  5.625  10/1/2005  4/1/2006   9/1/2035  1,717.92  3/1/2006  434,000.00
104406952  Primary    SFR         360      354  78.85  5.625  11/1/2005  4/1/2006  10/1/2035  1,580.21  3/1/2006  410,000.00
104407128  Primary    SFR         360      354  77.45  5.625  11/1/2005  4/1/2006  10/1/2035  2,250.83  3/1/2006  584,000.00
104411273  Primary    SFR         360      354  77.67  5.625  11/1/2005  4/1/2006  10/1/2035  1,233.33  3/1/2006  320,000.00
104429931  Primary    PUD         360      354  19.12  5.625  11/1/2005  4/1/2006  10/1/2035  1,009.79  3/1/2006  262,000.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ------------  ---------  -------  -----  ------  ------  ----------  ---------

103782003  393,817.55  R/T Refi  Full           550,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/2/2005
103818160  250,350.00  C/O Refi  Full           515,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/3/2005
103821008  290,000.00  R/T Refi  Full           555,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/4/2005
103823073  371,000.00  C/O Refi  Full           665,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/2/2005
103826257  427,957.74  C/O Refi  Full           535,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/2/2005
103831738  199,873.05  R/T Refi  Full           310,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/2/2005
103849804  282,449.76  C/O Refi  Full           475,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/4/2005
103885544  433,500.00  C/O Refi  Full           590,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/3/2005
103895770  388,000.00  R/T Refi  Full           640,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/4/2005
103895938  163,000.12  C/O Refi  Full           279,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/4/2005
103916596  397,000.00  R/T Refi  Full           615,500.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/4/2005
103928870  414,918.24  R/T Refi  Full           790,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/5/2005
103949048  396,000.00  C/O Refi  Full           720,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/5/2005
103973611  345,725.00  R/T Refi  Full           695,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/5/2005
103973995  337,000.00  C/O Refi  Full           508,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/8/2005
103974372  518,999.05  C/O Refi  Alternative    650,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/8/2005
104025370  203,058.83  Purchase  Full           370,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/8/2005
104079633  380,492.57  R/T Refi  Full           850,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/9/2005
104099739  500,000.00  C/O Refi  Full           710,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/10/2005
104100683  549,434.44  C/O Refi  Full           690,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/10/2005
104119552  315,424.65  R/T Refi  Full           400,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/11/2005
104127913  326,800.00  C/O Refi  Reduced        436,000.00  10/1/2005       12    1.5       0     1.5  1 MO LIBOR  8/10/2005
104133962  856,799.00  C/O Refi  Full         1,225,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/12/2005
104186696  494,472.41  C/O Refi  Full           655,000.00  10/1/2005     16.5      1       0       1  1 MO LIBOR  7/28/2005
104187144  370,000.00  R/T Refi  Full           625,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/19/2005
104238271  380,000.00  R/T Refi  Full           860,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/12/2005
104239975  290,848.11  C/O Refi  Reduced        385,000.00  10/1/2005       12  2.125       0   2.125  1 MO LIBOR  8/12/2005
104256273  302,100.67  R/T Refi  Full           730,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/12/2005
104256977  349,963.45  C/O Refi  Full           475,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/15/2005
104274875  399,499.50  R/T Refi  Full           690,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/15/2005
104276867  407,786.16  C/O Refi  Full           510,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/15/2005
104282268  200,000.00  C/O Refi  Full           260,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/15/2005
104282596  590,000.00  C/O Refi  Full           740,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/15/2005
104349441  200,000.00  C/O Refi  Full           390,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/16/2005
104352545  486,540.82  C/O Refi  Full           765,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/16/2005
104352769  432,407.19  C/O Refi  Full           890,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/16/2005
104406952  409,853.00  C/O Refi  Full           520,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/17/2005
104407128  584,000.00  C/O Refi  Full           754,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/18/2005
104411273  320,000.00  C/O Refi  Full           412,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/17/2005
104429931  262,000.00  R/T Refi  Full         1,370,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/17/2005

LOANID     SERVICER
---------  -----------

103782003  Countrywide
103818160  Countrywide
103821008  Countrywide
103823073  Countrywide
103826257  Countrywide
103831738  Countrywide
103849804  Countrywide
103885544  Countrywide
103895770  Countrywide
103895938  Countrywide
103916596  Countrywide
103928870  Countrywide
103949048  Countrywide
103973611  Countrywide
103973995  Countrywide
103974372  Countrywide
104025370  Countrywide
104079633  Countrywide
104099739  Countrywide
104100683  Countrywide
104119552  Countrywide
104127913  Countrywide
104133962  Countrywide
104186696  Countrywide
104187144  Countrywide
104238271  Countrywide
104239975  Countrywide
104256273  Countrywide
104256977  Countrywide
104274875  Countrywide
104276867  Countrywide
104282268  Countrywide
104282596  Countrywide
104349441  Countrywide
104352545  Countrywide
104352769  Countrywide
104406952  Countrywide
104407128  Countrywide
104411273  Countrywide
104429931  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

104439796  Secondary  Condo       360      353     70    6.5  10/1/2005  4/1/2006   9/1/2035  2,477.34  3/1/2006    528,500.00
104466856  Primary    SFR         360      354  49.46  5.625  11/1/2005  4/1/2006  10/1/2035  1,772.92  3/1/2006    460,000.00
104509357  Primary    SFR         360      354     40  5.625  11/1/2005  5/1/2006  10/1/2035    963.54  4/1/2006    250,000.00
104517534  Primary    SFR         360      354  50.56  5.625  11/1/2005  4/1/2006  10/1/2035  1,052.19  3/1/2006    273,000.00
104556123  Primary    SFR         360      354  62.11  5.625  11/1/2005  5/1/2006  10/1/2035    770.83  4/1/2006    200,000.00
104580398  Primary    SFR         360      354  78.04  5.625  11/1/2005  4/1/2006  10/1/2035  2,451.25  3/1/2006    636,000.00
104584366  Primary    SFR         360      354  35.45  5.625  11/1/2005  5/1/2006  10/1/2035    874.51  4/1/2006    226,900.00
104648606  Primary    PUD         360      354  70.42  5.625  11/1/2005  5/1/2006  10/1/2035  1,348.96  4/1/2006    350,000.00
104653215  Primary    SFR         360      354  59.35  5.625  11/1/2005  5/1/2006  10/1/2035    770.83  4/1/2006    200,000.00
104700045  Primary    PUD         360      354     80  5.625  11/1/2005  4/1/2006  10/1/2035  1,171.66  3/1/2006    304,000.00
104700373  Primary    SFR         360      354  51.47  5.625  11/1/2005  5/1/2006  10/1/2035  1,487.70  4/1/2006    386,000.00
104764298  Primary    SFR         360      354  68.38  5.625  11/1/2005  4/1/2006  10/1/2035  1,541.66  3/1/2006    400,000.00
104777980  Primary    Condo       360      354  61.08  5.625  11/1/2005  4/1/2006  10/1/2035    918.06  3/1/2006    238,200.00
104782436  Primary    PUD         360      354  54.84  5.625  11/1/2005  4/1/2006  10/1/2035     961.6  3/1/2006    249,500.00
104832226  Primary    PUD         360      354  52.13  5.625  11/1/2005  4/1/2006  10/1/2035  3,214.38  3/1/2006    834,000.00
104842996  Primary    SFR         360      354   62.5  5.625  11/1/2005  4/1/2006  10/1/2035  2,746.09  3/1/2006    712,500.00
107596951  Primary    SFR         360      352     80    6.5   9/1/2005  4/1/2006   8/1/2035  2,941.99  3/1/2006    628,000.00
107631963  Primary    SFR         360      352     95  6.375   9/1/2005  4/1/2006   8/1/2035     892.6  3/1/2006    194,750.00
107671616  Primary    SFR         360      352     80    5.5   9/1/2005  4/1/2006   8/1/2035    490.25  3/1/2006    127,200.00
108034182  Primary    SFR         360      352     80  6.875   9/1/2005  5/1/2006   8/1/2035  1,117.98  4/1/2006    224,000.00
108245719  Primary    SFR         360      353     80  6.875  10/1/2005  4/1/2006   9/1/2035  2,140.00  3/1/2006    428,000.00
108247878  Investor   2-Family    360      353     80  6.125  10/1/2005  4/1/2006   9/1/2035    768.25  3/1/2006    175,600.00
108247950  Primary    Condo       360      354     80  5.875  11/1/2005  4/1/2006  10/1/2035  1,108.25  3/1/2006    272,800.00
108675200  Primary    SFR         360      352     80  7.125   9/1/2005  5/1/2006   8/1/2035  1,308.33  4/1/2006    251,200.00
108792350  Primary    Condo       360      353     80  6.375  10/1/2005  4/1/2006   9/1/2035  1,012.00  3/1/2006    220,800.00
108870598  Primary    SFR         360      352   72.2  5.625   9/1/2005  4/1/2006   8/1/2035  3,958.33  3/1/2006  1,000,000.00
109022952  Primary    Condo       360      352     80      7   9/1/2005  4/1/2006   8/1/2035    837.08  3/1/2006    164,000.00
109138561  Primary    PUD         360      352     80  6.875   9/1/2005  5/1/2006   8/1/2035    879.82  4/1/2006    176,000.00
109170014  Primary    SFR         360      352     80   6.75   9/1/2005  4/1/2006   8/1/2035  1,507.92  3/1/2006    308,000.00
109196860  Primary    SFR         360      352     80      6   9/1/2005  4/1/2006   8/1/2035  1,332.39  3/1/2006    312,000.00
109459128  Primary    SFR         360      352     80  6.625   9/1/2005  4/1/2006   8/1/2035  1,581.25  3/1/2006    330,000.00
109503869  Primary    PUD         360      352     80  5.625   9/1/2005  4/1/2006   8/1/2035  2,691.67  3/1/2006    680,000.00
109540107  Secondary  Condo       360      352  79.84  6.875   9/1/2005  4/1/2006   8/1/2035    494.55  3/1/2006     99,000.00
109684675  Primary    SFR         360      353     80  6.125  10/1/2005  4/1/2006   9/1/2035  1,329.76  3/1/2006    304,000.00
109730474  Primary    SFR         360      353     80    6.5  10/1/2005  4/1/2006   9/1/2035  1,143.75  3/1/2006    244,000.00
109866500  Primary    SFR         360      352     80  7.125   9/1/2005  5/1/2006   8/1/2035  1,708.33  4/1/2006    328,000.00
109882063  Primary    SFR         360      353     80  6.875  10/1/2005  4/1/2006   9/1/2035  2,679.60  3/1/2006    536,000.00
109889689  Primary    SFR         360      352     80  6.625   9/1/2005  5/1/2006   8/1/2035       460  4/1/2006     96,000.00
109905243  Primary    SFR         360      352     80  6.625   9/1/2005  4/1/2006   8/1/2035  1,398.45  3/1/2006    292,000.00
110091025  Primary    SFR         360      352     80  5.625   9/1/2005  5/1/2006   8/1/2035    330.92  4/1/2006     84,000.00

LOANID     COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ------------  --------  -----------  ------------  ---------  -------  -----  ------  ------  ----------  ---------

104439796    528,500.00  C/O Refi  Full           755,000.00  10/1/2005       12  1.875       0   1.875  1 MO LIBOR  8/19/2005
104466856    460,000.00  R/T Refi  Full           930,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/18/2005
104509357    249,963.54  C/O Refi  Full           625,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/19/2005
104517534    271,919.15  C/O Refi  Full           540,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/19/2005
104556123    198,221.46  C/O Refi  Full           322,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/22/2005
104580398    636,000.00  C/O Refi  Full           815,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/23/2005
104584366    226,900.00  C/O Refi  Full           640,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/22/2005
104648606    346,975.46  C/O Refi  Full           497,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/24/2005
104653215    183,000.00  Purchase  Full           337,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/24/2005
104700045    304,000.01  C/O Refi  Full           380,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/25/2005
104700373    386,000.00  R/T Refi  Full           750,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/25/2005
104764298    398,166.67  C/O Refi  Full           585,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/26/2005
104777980    238,200.00  C/O Refi  Full           390,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/26/2005
104782436    247,103.36  C/O Refi  Full           455,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/29/2005
104832226    833,975.00  R/T Refi  Full         1,600,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/30/2005
104842996    705,000.01  C/O Refi  Full         1,140,000.00  11/1/2005       12      1       0       1  1 MO LIBOR  8/31/2005
107596951    626,973.11  Purchase  Full           785,000.00   9/1/2005       12  1.875       0   1.875  1 MO LIBOR   7/7/2005
107631963    194,750.00  Purchase  Reduced        205,000.00   9/1/2005       12   1.75       0    1.75  1 MO LIBOR  7/14/2005
107671616    127,175.49  Purchase  Alternative    159,000.00   9/1/2005       12  0.875       0   0.875  1 MO LIBOR  7/19/2005
108034182    223,596.70  Purchase  Reduced        281,000.00   9/1/2005       12   2.25       0    2.25  1 MO LIBOR   7/8/2005
108245719    428,000.00  Purchase  Reduced        535,000.00  10/1/2005       12   2.25       0    2.25  1 MO LIBOR  8/31/2005
108247878    175,600.00  Purchase  Full           220,000.00  10/1/2005       12    1.5       0     1.5  1 MO LIBOR   8/5/2005
108247950    272,800.00  C/O Refi  Full           341,000.00  11/1/2005       12   1.25       0    1.25  1 MO LIBOR   9/1/2005
108675200    251,200.00  Purchase  Reduced        315,000.00   9/1/2005       12    2.5       0     2.5  1 MO LIBOR  7/21/2005
108792350    220,676.63  Purchase  Reduced        276,000.00  10/1/2005       12   1.75       0    1.75  1 MO LIBOR  8/24/2005
108870598  1,000,000.00  C/O Refi  Full         1,385,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/15/2005
109022952    164,000.00  Purchase  Reduced        205,000.00   9/1/2005       12  2.375       0   2.375  1 MO LIBOR  7/21/2005
109138561    175,776.30  Purchase  Alternative    220,000.00   9/1/2005       12   2.25       0    2.25  1 MO LIBOR  7/20/2005
109170014    308,000.00  Purchase  Reduced        385,000.00   9/1/2005       12  2.125       0   2.125  1 MO LIBOR  7/21/2005
109196860    311,975.00  Purchase  Full           390,000.00   9/1/2005       12  1.375       0   1.375  1 MO LIBOR  7/19/2005
109459128    330,000.01  Purchase  Full           415,000.00   9/1/2005       12      2       0       2  1 MO LIBOR  7/26/2005
109503869    680,000.00  Purchase  Full           850,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/15/2005
109540107     98,745.46  C/O Refi  Reduced        124,000.00   9/1/2005       12   2.25       0    2.25  1 MO LIBOR  7/26/2005
109684675    303,938.25  Purchase  Preferred      403,000.00  10/1/2005       12    1.5       0     1.5  1 MO LIBOR   8/5/2005
109730474    243,990.28  Purchase  Preferred      312,000.00  10/1/2005       12  1.875       0   1.875  1 MO LIBOR   8/3/2005
109866500    328,000.00  Purchase  Reduced        410,000.00   9/1/2005       12    2.5       0     2.5  1 MO LIBOR  7/14/2005
109882063    535,911.50  Purchase  Reduced        670,000.00  10/1/2005       12   2.25       0    2.25  1 MO LIBOR  8/11/2005
109889689     96,000.00  R/T Refi  Alternative    120,000.00   9/1/2005       12      2       0       2  1 MO LIBOR  7/25/2005
109905243    291,350.00  Purchase  Reduced        375,000.00   9/1/2005       12      2       0       2  1 MO LIBOR  7/27/2005
110091025     83,302.01  R/T Refi  Preferred      105,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/22/2005

LOANID     SERVICER
---------  -----------

104439796  Countrywide
104466856  Countrywide
104509357  Countrywide
104517534  Countrywide
104556123  Countrywide
104580398  Countrywide
104584366  Countrywide
104648606  Countrywide
104653215  Countrywide
104700045  Countrywide
104700373  Countrywide
104764298  Countrywide
104777980  Countrywide
104782436  Countrywide
104832226  Countrywide
104842996  Countrywide
107596951  Countrywide
107631963  Countrywide
107671616  Countrywide
108034182  Countrywide
108245719  Countrywide
108247878  Countrywide
108247950  Countrywide
108675200  Countrywide
108792350  Countrywide
108870598  Countrywide
109022952  Countrywide
109138561  Countrywide
109170014  Countrywide
109196860  Countrywide
109459128  Countrywide
109503869  Countrywide
109540107  Countrywide
109684675  Countrywide
109730474  Countrywide
109866500  Countrywide
109882063  Countrywide
109889689  Countrywide
109905243  Countrywide
110091025  Countrywide

LOANID     OCC      PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  -------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

110097586  Primary  Condo       360      352     80    6.5   9/1/2005  4/1/2006   8/1/2035    618.85  3/1/2006    132,100.00
110106611  Primary  Condo       360      352     80  5.625   9/1/2005  5/1/2006   8/1/2035    981.67  4/1/2006    248,000.00
110108235  Primary  SFR         360      352     80  5.625   9/1/2005  4/1/2006   8/1/2035    452.83  3/1/2006    114,400.00
110201872  Primary  SFR         360      353     70  5.625  10/1/2005  4/1/2006   9/1/2035  7,896.87  3/1/2006  1,995,000.00
110203520  Primary  SFR         360      352     80  6.375   9/1/2005  4/1/2006   8/1/2035    953.14  3/1/2006    208,000.00
110263125  Primary  SFR         360      352     80    6.5   9/1/2005  6/1/2006   8/1/2035     712.5  5/1/2006    152,000.00
110395243  Primary  SFR         360      352     80  6.125   9/1/2005  4/1/2006   8/1/2035    517.65  3/1/2006    118,320.00
110397547  Primary  SFR         360      352     80   6.25   9/1/2005  4/1/2006   8/1/2035  1,949.33  3/1/2006    435,200.00
110569144  Primary  SFR         360      352     80   5.75   9/1/2005  4/1/2006   8/1/2035    603.16  3/1/2006    148,480.00
110640353  Primary  PUD         360      353     80    6.5  10/1/2005  4/1/2006   9/1/2035  2,475.00  3/1/2006    528,000.00
110735946  Primary  SFR         360      353     80  6.875  10/1/2005  4/1/2006   9/1/2035  1,580.00  3/1/2006    316,000.00
110737131  Primary  PUD         360      353     80  7.125  10/1/2005  4/1/2006   9/1/2035    679.17  3/1/2006    130,400.00
110960016  Primary  SFR         360      353     84   5.75  10/1/2005  4/1/2006   9/1/2035    511.88  3/1/2006    126,000.00
110962928  Primary  SFR         360      352     80  7.125   9/1/2005  4/1/2006   8/1/2035    373.46  3/1/2006     71,920.00
111051830  Primary  Condo       360      352     95  6.625   9/1/2005  4/1/2006   8/1/2035    910.42  3/1/2006    190,000.00
111055089  Primary  SFR         360      353     80  6.875  10/1/2005  4/1/2006   9/1/2035  2,540.00  3/1/2006    508,000.00
111088382  Primary  2-Family    360      353     80  6.625  10/1/2005  5/1/2006   9/1/2035  2,395.83  4/1/2006    500,000.00
111130074  Primary  PUD         360      352     80   6.75   9/1/2005  4/1/2006   8/1/2035  3,485.83  3/1/2006    712,000.00
111179384  Primary  2-Family    360      353     80   6.25  10/1/2005  4/1/2006   9/1/2035  2,239.58  3/1/2006    500,000.00
111179424  Primary  PUD         360      353     80  6.625  10/1/2005  5/1/2006   9/1/2035  1,495.00  4/1/2006    312,000.00
111404083  Primary  SFR         360      353     80  6.375  10/1/2005  4/1/2006   9/1/2035  2,289.83  3/1/2006    499,600.00
111453158  Primary  SFR         360      353  75.91    5.5  10/1/2005  4/1/2006   9/1/2035  3,218.23  3/1/2006    835,000.00
111503388  Primary  SFR         360      353     75  6.375  10/1/2005  5/1/2006   9/1/2035  6,668.75  4/1/2006  1,455,000.00
111661399  Primary  SFR         360      353     80  5.625  10/1/2005  4/1/2006   9/1/2035  1,168.32  3/1/2006    295,200.00
111675980  Primary  Condo       360      353     80   6.75  10/1/2005  4/1/2006   9/1/2035     705.7  3/1/2006    144,144.00
111718661  Primary  SFR         360      353     80   6.75  10/1/2005  4/1/2006   9/1/2035  1,037.92  3/1/2006    212,000.00
111752147  Primary  Condo       360      353     80   6.25  10/1/2005  4/1/2006   9/1/2035  1,164.58  3/1/2006    260,000.00
111757633  Primary  Condo       360      353     80      7  10/1/2005  4/1/2006   9/1/2035  2,062.08  3/1/2006    404,000.00
111770123  Primary  SFR         360      353     80      6  10/1/2005  5/1/2006   9/1/2035    437.33  4/1/2006    102,400.00
111855559  Primary  SFR         360      353     80  6.875  10/1/2005  4/1/2006   9/1/2035  2,540.00  3/1/2006    508,000.00
111865696  Primary  SFR         360      353  79.14    5.5  10/1/2005  5/1/2006   9/1/2035    570.42  4/1/2006    148,000.00
111909714  Primary  SFR         360      353     80  6.875  10/1/2005  4/1/2006   9/1/2035  1,936.00  3/1/2006    387,200.00
111925215  Primary  SFR         360      353     80      6  10/1/2005  4/1/2006   9/1/2035    570.58  3/1/2006    133,600.00
111926087  Primary  SFR         360      353     80      7  10/1/2005  4/1/2006   9/1/2035  2,000.83  3/1/2006    392,000.00
112039815  Primary  SFR         360      353     80  5.875  10/1/2005  4/1/2006   9/1/2035       610  3/1/2006    146,400.00
112236931  Primary  Condo       360      353     80    6.5  10/1/2005  5/1/2006   9/1/2035  1,050.00  4/1/2006    224,000.00
112304711  Primary  SFR         360      353     80      6  10/1/2005  4/1/2006   9/1/2035  2,015.83  3/1/2006    472,000.00
112414148  Primary  PUD         360      353     80    6.5  10/1/2005  4/1/2006   9/1/2035  1,837.50  3/1/2006    392,000.00
112519063  Primary  SFR         360      353     80  5.625  10/1/2005  5/1/2006   9/1/2035       380  4/1/2006     96,000.00
112589394  Primary  Condo       360      353     80  5.875  10/1/2005  4/1/2006   9/1/2035    456.66  3/1/2006    109,600.00

LOANID     COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ------------  --------  -----------  ------------  ---------  -------  -----  ------  ------  ----------  ---------

110097586    131,975.94  Purchase  Alternative    173,000.00   9/1/2005       12  1.875       0   1.875  1 MO LIBOR  7/20/2005
110106611    248,000.00  Purchase  Full           310,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/15/2005
110108235    114,398.21  C/O Refi  Alternative    143,000.00   9/1/2005       12      1       0       1  1 MO LIBOR  7/27/2005
110201872  1,995,000.01  Purchase  Full         2,850,000.00  10/1/2005       12      1       0       1  1 MO LIBOR   8/1/2005
110203520    207,951.69  Purchase  Reduced        260,000.00   9/1/2005       12   1.75       0    1.75  1 MO LIBOR  7/21/2005
110263125    151,955.57  Purchase  Reduced        190,000.00   9/1/2005       12  1.875       0   1.875  1 MO LIBOR  7/25/2005
110395243    118,320.01  Purchase  Full           148,000.00   9/1/2005       12    1.5       0     1.5  1 MO LIBOR  7/25/2005
110397547    435,200.00  Purchase  Reduced        544,000.00   9/1/2005       12  1.625       0   1.625  1 MO LIBOR  7/27/2005
110569144    148,177.84  Purchase  Reduced        187,000.00   9/1/2005       12  1.125       0   1.125  1 MO LIBOR  7/26/2005
110640353    528,000.00  Purchase  Reduced        660,000.00  10/1/2005       12  1.875       0   1.875  1 MO LIBOR   8/9/2005
110735946    316,000.00  Purchase  Reduced        395,000.00  10/1/2005       12   2.25       0    2.25  1 MO LIBOR  8/13/2005
110737131    130,400.00  Purchase  Full           163,000.00  10/1/2005       12    2.5       0     2.5  1 MO LIBOR  8/15/2005
110960016    126,000.01  C/O Refi  Alternative    150,000.00  10/1/2005       12  1.125       0   1.125  1 MO LIBOR  7/29/2005
110962928     71,184.09  Purchase  Reduced         90,000.00   9/1/2005       12    2.5       0     2.5  1 MO LIBOR   8/3/2005
111051830    190,000.00  Purchase  Preferred      200,000.00   9/1/2005       12      2       0       2  1 MO LIBOR  7/22/2005
111055089    508,000.00  Purchase  Reduced        635,000.00  10/1/2005       12   2.25       0    2.25  1 MO LIBOR  8/11/2005
111088382    500,000.00  Purchase  Reduced        625,000.00  10/1/2005       12      2       0       2  1 MO LIBOR  8/17/2005
111130074    711,524.81  R/T Refi  Full           890,000.00   9/1/2005       12  2.125       0   2.125  1 MO LIBOR   8/1/2005
111179384    500,000.00  Purchase  Reduced        625,000.00  10/1/2005       12  1.625       0   1.625  1 MO LIBOR  8/23/2005
111179424    312,000.00  Purchase  Reduced        390,000.00  10/1/2005       12      2       0       2  1 MO LIBOR  8/23/2005
111404083    499,600.00  Purchase  Preferred      627,000.00  10/1/2005       12   1.75       0    1.75  1 MO LIBOR   8/4/2005
111453158    835,000.00  R/T Refi  Preferred    1,100,000.00  10/1/2005       12  0.875       0   0.875  1 MO LIBOR  8/17/2005
111503388  1,455,000.02  Purchase  Reduced      2,050,000.00  10/1/2005       12   1.75       0    1.75  1 MO LIBOR   8/5/2005
111661399    295,033.44  R/T Refi  Alternative    369,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/19/2005
111675980    144,144.01  Purchase  Reduced        185,000.00  10/1/2005       12  2.125       0   2.125  1 MO LIBOR  8/12/2005
111718661    212,000.00  Purchase  Reduced        265,000.00  10/1/2005       12  2.125       0   2.125  1 MO LIBOR  8/10/2005
111752147    259,998.96  Purchase  Reduced        325,000.00  10/1/2005       12  1.625       0   1.625  1 MO LIBOR  8/19/2005
111757633    404,000.00  Purchase  Reduced        505,000.00  10/1/2005       12  2.375       0   2.375  1 MO LIBOR  8/18/2005
111770123    102,400.00  R/T Refi  Preferred      128,000.00  10/1/2005       12  1.375       0   1.375  1 MO LIBOR  8/22/2005
111855559    508,000.00  Purchase  Reduced        635,000.00  10/1/2005       12   2.25       0    2.25  1 MO LIBOR  8/12/2005
111865696    147,940.08  R/T Refi  Reduced        187,000.00  10/1/2005       12  0.875       0   0.875  1 MO LIBOR   8/9/2005
111909714    387,200.00  Purchase  Reduced        485,000.00  10/1/2005       12   2.25       0    2.25  1 MO LIBOR  8/24/2005
111925215    133,474.60  R/T Refi  Alternative    167,000.00  10/1/2005       12  1.375       0   1.375  1 MO LIBOR  8/15/2005
111926087    391,999.50  Purchase  Reduced        550,000.00  10/1/2005       12  2.375       0   2.375  1 MO LIBOR  8/18/2005
112039815    146,359.48  Purchase  Reduced        184,000.00  10/1/2005       12   1.25       0    1.25  1 MO LIBOR  8/12/2005
112236931    223,999.91  Purchase  Full           280,000.00  10/1/2005       12  1.875       0   1.875  1 MO LIBOR  8/30/2005
112304711    472,000.00  Purchase  Reduced        590,000.00  10/1/2005       12  1.375       0   1.375  1 MO LIBOR  8/31/2005
112414148    392,000.00  R/T Refi  Alternative    490,000.00  10/1/2005       12  1.875       0   1.875  1 MO LIBOR  8/26/2005
112519063     96,000.00  R/T Refi  Full           120,000.00  10/1/2005       12      1       0       1  1 MO LIBOR  8/26/2005
112589394    109,267.24  Purchase  Full           137,000.00  10/1/2005       12   1.25       0    1.25  1 MO LIBOR  8/31/2005

LOANID     SERVICER
---------  -----------

110097586  Countrywide
110106611  Countrywide
110108235  Countrywide
110201872  Countrywide
110203520  Countrywide
110263125  Countrywide
110395243  Countrywide
110397547  Countrywide
110569144  Countrywide
110640353  Countrywide
110735946  Countrywide
110737131  Countrywide
110960016  Countrywide
110962928  Countrywide
111051830  Countrywide
111055089  Countrywide
111088382  Countrywide
111130074  Countrywide
111179384  Countrywide
111179424  Countrywide
111404083  Countrywide
111453158  Countrywide
111503388  Countrywide
111661399  Countrywide
111675980  Countrywide
111718661  Countrywide
111752147  Countrywide
111757633  Countrywide
111770123  Countrywide
111855559  Countrywide
111865696  Countrywide
111909714  Countrywide
111925215  Countrywide
111926087  Countrywide
112039815  Countrywide
112236931  Countrywide
112304711  Countrywide
112414148  Countrywide
112519063  Countrywide
112589394  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
--------   ---------  --------  -----  -------  -----  -----  --------   --------  ---------  --------  --------  ----------

112642132  Primary    SFR         360      353     80   6.75  10/1/2005  4/1/2006   9/1/2035  1,997.50  3/1/2006  408,000.00
112705099  Primary    SFR         360      353     80  6.875  10/1/2005  4/1/2006   9/1/2035       840  3/1/2006  168,000.00
112705227  Primary    SFR         360      353     80   5.75  10/1/2005  4/1/2006   9/1/2035    633.75  3/1/2006  156,000.00
112892823  Primary    SFR         360      353     80   5.75  10/1/2005  4/1/2006   9/1/2035    441.31  3/1/2006  108,800.00
112993600  Primary    PUD         360      353  72.12  6.875  10/1/2005  4/1/2006   9/1/2035  4,722.94  3/1/2006  973,593.00
113058627  Primary    SFR         360      353     80  6.375  10/1/2005  4/1/2006   9/1/2035  4,544.72  3/1/2006  991,576.00
113061372  Primary    SFR         360      353     80   6.75  10/1/2005  4/1/2006   9/1/2035    861.67  3/1/2006  176,000.00
113071316  Primary    SFR         360      353     80  5.625  10/1/2005  4/1/2006   9/1/2035    411.54  3/1/2006  104,000.00
113290052  Primary    SFR         360      353     80  6.375  10/1/2005  4/1/2006   9/1/2035  1,976.32  3/1/2006  431,200.00
113340451  Primary    SFR         360      353     80   6.75  10/1/2005  4/1/2006   9/1/2035  2,800.42  3/1/2006  572,000.00
113368891  Primary    SFR         360      353     80  6.875  10/1/2005  5/1/2006   9/1/2035  2,540.00  4/1/2006  508,000.00
 88888709  Primary    SFR         360      348  77.25      6   5/1/2005  4/1/2006   4/1/2035  3,090.00  3/1/2006  618,000.00
 94584009  Primary    PUD         360      352     80  6.625   9/1/2005  4/1/2006   8/1/2035  1,125.00  3/1/2006  240,000.00
100006861  Primary    SFR         360      350     80  5.875   7/1/2005  4/1/2006   6/1/2035  2,963.57  3/1/2006  560,000.00
100228157  Primary    SFR         360      351  94.96  4.875   8/1/2005  4/1/2006   7/1/2035  1,062.73  3/1/2006  226,000.00
100343181  Secondary  SFR         360      350     80      4   7/1/2005  4/1/2006   6/1/2035    908.97  3/1/2006  215,600.00
101318122  Primary    SFR         360      352     80  6.875   9/1/2005  4/1/2006   8/1/2035  1,302.80  3/1/2006  260,560.00
102438410  Primary    PUD         360      351     80   6.75   8/1/2005  4/1/2006   7/1/2035  2,159.67  3/1/2006  471,200.00
103926166  Primary    PUD         360      353     80   6.25  10/1/2005  5/1/2006   9/1/2035  2,273.33  4/1/2006  496,000.00
104049021  Investor   PUD         360      353     90      6  10/1/2005  4/1/2006   9/1/2035    652.24  3/1/2006  121,500.00
104188736  Primary    SFR         360      353     80    6.5  10/1/2005  4/1/2006   9/1/2035    500.63  3/1/2006  104,480.00
107686850  Primary    SFR         360      353     80  6.625  10/1/2005  4/1/2006   9/1/2035  2,126.67  3/1/2006  464,000.00
108545864  Primary    SFR         360      351     80  6.625   8/1/2005  5/1/2006   7/1/2035  1,206.58  4/1/2006  209,600.00
109031271  Primary    SFR         360      352     80  6.375   9/1/2005  4/1/2006   8/1/2035  1,635.12  3/1/2006  292,000.00
109048968  Primary    SFR         360      352     80  6.875   9/1/2005  4/1/2006   8/1/2035  2,683.33  3/1/2006  560,000.00
109150248  Primary    SFR         360      353     80  6.625  10/1/2005  4/1/2006   9/1/2035  1,241.58  3/1/2006  253,600.00
109157443  Primary    SFR         360      351     80      6   8/1/2005  4/1/2006   7/1/2035  2,877.35  3/1/2006  536,000.00
109200444  Primary    SFR         360      352     65      6   9/1/2005  4/1/2006   8/1/2035  2,640.63  3/1/2006  650,000.00
109713107  Primary    Condo       360      352     80  6.375   9/1/2005  4/1/2006   8/1/2035  1,207.50  3/1/2006  276,000.00
110130838  Primary    SFR         360      352     80  5.875   9/1/2005  5/1/2006   8/1/2035    632.92  4/1/2006  119,600.00
110397339  Primary    SFR         360      352     80    6.5   9/1/2005  4/1/2006   8/1/2035  1,518.75  3/1/2006  324,000.00
110512124  Primary    SFR         360      352     80      7   9/1/2005  5/1/2006   8/1/2035  2,540.00  4/1/2006  508,000.00
110781548  Primary    SFR         360      353     80    6.5  10/1/2005  4/1/2006   9/1/2035  2,460.33  3/1/2006  536,800.00
110838702  Primary    SFR         360      352     80   6.75   9/1/2005  4/1/2006   8/1/2035  2,395.83  3/1/2006  500,000.00
110839903  Primary    PUD         360      352     80  4.625   9/1/2005  4/1/2006   8/1/2035  2,210.94  3/1/2006  484,800.00
110893399  Primary    SFR         360      352     80  6.625   9/1/2005  4/1/2006   8/1/2035  2,257.17  3/1/2006  471,200.00
110925796  Primary    Condo       360      352     75  6.375   9/1/2005  5/1/2006   8/1/2035  1,377.78  4/1/2006  300,647.00
111092974  Primary    Condo       360      353     80   6.75  10/1/2005  5/1/2006   9/1/2035  1,100.00  4/1/2006  220,000.00
111292837  Primary    SFR         360      352  74.29  6.875   9/1/2005  4/1/2006   8/1/2035  3,250.00  3/1/2006  650,000.00
111335100  Primary    Condo       360      353     80   6.25  10/1/2005  7/1/2006   9/1/2035  1,026.59  6/1/2006  224,000.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX
--------   ----------  --------  -------------  ------------  --------   -------  -----  ------  ------  ----------

112642132  408,000.00  Purchase  Reduced          510,000.00  10/1/2005       12  2.125       0   2.125  1 MO LIBOR
112705099  168,000.00  Purchase  Full             210,000.00  10/1/2005       12   2.25       0    2.25  1 MO LIBOR
112705227  156,000.00  Purchase  Reduced          196,000.00  10/1/2005       12  1.125       0   1.125  1 MO LIBOR
112892823  108,172.68  R/T Refi  Alternative      136,000.00  10/1/2005       12  1.125       0   1.125  1 MO LIBOR
112993600  973,593.00  R/T Refi  Reduced        1,350,000.00  10/1/2005       12   2.25       0    2.25  1 MO LIBOR
113058627  991,576.00  Purchase  Full           1,330,000.00  10/1/2005       12   1.75       0    1.75  1 MO LIBOR
113061372  176,000.00  Purchase  Reduced          220,000.00  10/1/2005       12  2.125       0   2.125  1 MO LIBOR
113071316  103,913.13  R/T Refi  Alternative      130,000.00  10/1/2005       12      1       0       1  1 MO LIBOR
113290052  431,183.28  Purchase  Reduced          550,000.00  10/1/2005       12   1.75       0    1.75  1 MO LIBOR
113340451  572,000.00  Purchase  Reduced          715,000.00  10/1/2005       12  2.125       0   2.125  1 MO LIBOR
113368891  507,873.00  Purchase  Reduced          635,000.00  10/1/2005       12   2.25       0    2.25  1 MO LIBOR
 88888709  615,811.24  R/T Refi  Full             800,000.00  10/1/2005       12      2       0       2  6 MO LIBOR
 94584009  240,000.00  Purchase  Reduced          301,000.00   2/1/2006       12  1.875       0   1.875  6 MO LIBOR
100006861  550,022.25  Purchase  Reduced          700,000.00  12/1/2005   10.875      2       1       2  6 MO LIBOR
100228157  223,129.49  Purchase  Alternative      238,000.00   1/1/2006    9.875      2       1       2  6 MO LIBOR
100343181  212,094.36  Purchase  Alternative      269,500.00  12/1/2005        9  1.875       1   1.875  6 MO LIBOR
101318122  260,560.00  Purchase  Alternative      329,000.00   2/1/2006       12  2.125       0   2.125  6 MO LIBOR
102438410  471,192.00  Purchase  Reduced          589,000.00   1/1/2006       12  2.125       0   2.125  6 MO LIBOR
103926166  495,900.00  Purchase  Reduced          620,000.00   3/1/2006       12    1.5       0     1.5  6 MO LIBOR
104049021  120,490.40  Purchase  Alternative      135,000.00   3/1/2006       11      2       1       2  6 MO LIBOR
104188736  104,479.63  Purchase  Full             131,000.00   3/1/2006       12   1.75       0    1.75  6 MO LIBOR
107686850  463,926.23  R/T Refi  Full             580,000.00   3/1/2006       12  1.875       0   1.875  6 MO LIBOR
108545864  207,663.72  Purchase  Reduced          265,000.00   1/1/2006   11.625      2       1       2  6 MO LIBOR
109031271  289,455.46  Purchase  Reduced          365,000.00   2/1/2006   11.375      2       1       2  6 MO LIBOR
109048968  557,178.20  Purchase  Reduced          715,000.00   2/1/2006       12  2.125       0   2.125  6 MO LIBOR
109150248  253,539.50  Purchase  Reduced          317,000.00   3/1/2006       12  1.875       0   1.875  6 MO LIBOR
109157443  530,439.80  C/O Refi  Reduced          670,000.00   1/1/2006       11      2       1       2  6 MO LIBOR
109200444  650,000.00  C/O Refi  Reduced        1,000,000.00   2/1/2006       12   1.25       0    1.25  6 MO LIBOR
109713107  276,000.00  Purchase  Reduced          345,000.00   2/1/2006       12  1.625       0   1.625  6 MO LIBOR
110130838  118,457.28  Purchase  Alternative      150,400.00   2/1/2006   10.875  1.875       1   1.875  6 MO LIBOR
110397339  323,994.68  R/T Refi  Reduced          405,000.00   2/1/2006       12   1.75       0    1.75  6 MO LIBOR
110512124  507,851.83  Purchase  Reduced          640,000.00   2/1/2006       12   2.25       0    2.25  6 MO LIBOR
110781548  536,796.67  Purchase  Reduced          674,000.00   3/1/2006       12   1.75       0    1.75  6 MO LIBOR
110838702  499,876.62  Purchase  Reduced          630,000.00   2/1/2006       12      2       0       2  6 MO LIBOR
110839903  479,009.66  Purchase  Reduced          606,000.00   2/1/2006    9.625  1.875       1   1.875  6 MO LIBOR
110893399  471,012.32  Purchase  Reduced          605,000.00   2/1/2006       12  1.875       0   1.875  6 MO LIBOR
110925796  300,506.34  Purchase  Reduced          401,000.00   2/1/2006       12  1.625       0   1.625  6 MO LIBOR
111092974  219,899.70  Purchase  Alternative      275,000.00   3/1/2006       12      2       0       2  6 MO LIBOR
111292837  650,000.00  Purchase  Reduced          875,000.00   2/1/2006       12  2.125       0   2.125  6 MO LIBOR
111335100  223,708.41  C/O Refi  Reduced          280,000.00   3/1/2006       12    1.5       0     1.5  6 MO LIBOR

LOANID     ODATE       SERVICER
--------   ----------  ----------

112642132    8/9/2005  Countrywide
112705099   8/29/2005  Countrywide
112705227   8/22/2005  Countrywide
112892823   8/24/2005  Countrywide
112993600   8/24/2005  Countrywide
113058627   8/31/2005  Countrywide
113061372   8/31/2005  Countrywide
113071316   8/26/2005  Countrywide
113290052   8/31/2005  Countrywide
113340451   8/30/2005  Countrywide
113368891   8/22/2005  Countrywide
 88888709    3/7/2005  Countrywide
 94584009    7/6/2005  Countrywide
100006861    5/2/2005  Countrywide
100228157    6/8/2005  Countrywide
100343181    5/3/2005  Countrywide
101318122   7/21/2005  Countrywide
102438410   6/10/2005  Countrywide
103926166   8/22/2005  Countrywide
104049021   8/19/2005  Countrywide
104188736   8/15/2005  Countrywide
107686850   8/31/2005  Countrywide
108545864   6/30/2005  Countrywide
109031271   7/27/2005  Countrywide
109048968   7/14/2005  Countrywide
109150248   8/15/2005  Countrywide
109157443   6/21/2005  Countrywide
109200444    7/6/2005  Countrywide
109713107   7/12/2005  Countrywide
110130838   7/26/2005  Countrywide
110397339   7/27/2005  Countrywide
110512124   7/19/2005  Countrywide
110781548   7/27/2005  Countrywide
110838702   7/20/2005  Countrywide
110839903   7/29/2005  Countrywide
110893399   7/27/2005  Countrywide
110925796   7/22/2005  Countrywide
111092974   8/31/2005  Countrywide
111292837   7/28/2005  Countrywide
111335100   8/19/2005  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

111392936  Primary    PUD         360      353     80  5.875  10/1/2005  4/1/2006   9/1/2035  1,016.08  3/1/2006    192,000.00
111453966  Primary    Condo       360      353     80  6.875  10/1/2005  4/1/2006   9/1/2035  2,156.00  3/1/2006    431,200.00
111917642  Primary    SFR         360      354   87.7      6  11/1/2005  4/1/2006  10/1/2035  1,070.00  3/1/2006    214,000.00
111972001  Secondary  PUD         360      353     80  4.125  10/1/2005  4/1/2006   9/1/2035  2,261.82  3/1/2006    528,000.00
111975980  Primary    SFR         360      353     80  5.875  10/1/2005  4/1/2006   9/1/2035  1,890.00  3/1/2006    453,600.00
112016669  Primary    SFR         360      353     80      4  10/1/2005  4/1/2006   9/1/2035  2,226.07  3/1/2006    528,000.00
112034655  Primary    Condo       360      353     80    6.5  10/1/2005  5/1/2006   9/1/2035     517.5  4/1/2006    108,000.00
112095258  Primary    Condo       360      353  79.86  5.375  10/1/2005  4/1/2006   9/1/2035  1,434.05  3/1/2006    287,220.00
112255630  Investor   SFR         360      354     80    3.5  11/1/2005  5/1/2006  10/1/2035    951.96  4/1/2006    212,000.00
112311352  Primary    SFR         360      354     80      6  11/1/2005  4/1/2006  10/1/2035       498  3/1/2006     99,600.00
112488923  Primary    SFR         360      353     80   6.75  10/1/2005  4/1/2006   9/1/2035  1,120.00  3/1/2006    224,000.00
112610117  Primary    SFR         360      353     80   5.75  10/1/2005  4/1/2006   9/1/2035  2,126.67  3/1/2006    510,400.00
112617632  Primary    SFR         360      354     80    5.5  11/1/2005  4/1/2006  10/1/2035  1,668.33  3/1/2006    364,000.00
113273042  Primary    SFR         360      354     80  4.375  11/1/2005  4/1/2006  10/1/2035  2,875.88  3/1/2006    576,000.00
113371650  Primary    PUD         360      354     80   5.25  11/1/2005  5/1/2006  10/1/2035  1,183.00  4/1/2006    270,400.00
113380010  Primary    SFR         360      354     80      6  11/1/2005  4/1/2006  10/1/2035  1,140.00  3/1/2006    228,000.00
113465086  Primary    SFR         360      353     80    4.5  10/1/2005  4/1/2006   9/1/2035  2,514.65  3/1/2006    560,000.00
113726690  Primary    PUD         360      354     80  3.875  11/1/2005  4/1/2006  10/1/2035  1,529.84  3/1/2006    325,333.00
113738785  Primary    PUD         360      354     80  5.875  11/1/2005  4/1/2006  10/1/2035  1,410.00  3/1/2006    288,000.00
113796626  Primary    SFR         360      354     80   3.25  11/1/2005  4/1/2006  10/1/2035  2,611.23  3/1/2006    600,000.00
113796778  Primary    SFR         360      354     80  3.375  11/1/2005  4/1/2006  10/1/2035  2,015.96  3/1/2006    456,000.00
113796890  Primary    SFR         360      354     80   4.25  11/1/2005  4/1/2006  10/1/2035  2,522.66  3/1/2006    512,800.00
114413372  Primary    PUD         360      354     80  5.875  11/1/2005  5/1/2006  10/1/2035  2,427.55  4/1/2006    495,840.00
106095687  Primary    PUD         360      354  74.98  6.375  11/1/2005  4/1/2006  10/1/2035  2,501.71  3/1/2006    470,911.00
 52496853  Secondary  SFR         360      353  71.43  6.125  10/1/2005  5/1/2006   9/1/2035  1,118.64  4/1/2006    205,449.00
 79134791  Primary    SFR         360      344  69.04   6.25   1/1/2005  5/1/2006  12/1/2034    871.25  4/1/2006    204,000.00
 79900207  Secondary  Condo       360      345  89.21  6.875   2/1/2005  5/1/2006   1/1/2035  1,602.81  4/1/2006    334,500.00
 80517449  Primary    PUD         360      347  79.99    6.5   4/1/2005  4/1/2006   3/1/2035  1,111.88  3/1/2006    237,200.00
 80661859  Secondary  Condo       360      347     80  6.125   4/1/2005  5/1/2006   3/1/2035  1,995.00  4/1/2006    456,000.00
 81494971  Primary    Condo       360      350     95    6.5   7/1/2005  4/1/2006   6/1/2035  1,014.32  3/1/2006    237,500.00
 84057183  Secondary  PUD         360      354     80   4.75  11/1/2005  4/1/2006  10/1/2035  1,922.50  3/1/2006    485,684.00
 86416063  Primary    Condo       360      347     80   5.75   4/1/2005  4/1/2006   3/1/2035    682.18  3/1/2006    167,920.00
 87887645  Primary    SFR         360      346     80   6.75   3/1/2005  4/1/2006   2/1/2035  5,750.00  3/1/2006  1,200,000.00
 87923281  Primary    SFR         360      347   67.5      7   4/1/2005  5/1/2006   3/1/2035  2,756.25  4/1/2006    540,000.00
 89027870  Primary    Condo       360      353     80   6.75  10/1/2005  4/1/2006   9/1/2035  1,934.24  3/1/2006    386,848.00
 90066525  Primary    SFR         360      348     95      6   5/1/2005  4/1/2006   4/1/2035  1,320.98  3/1/2006    264,195.00
 91414391  Primary    SFR         360      348     80  5.875   5/1/2005  5/1/2006   4/1/2035  1,141.17  4/1/2006    267,200.00
 92014565  Primary    PUD         360      350     80      7   7/1/2005  4/1/2006   6/1/2035  1,128.00  3/1/2006    230,400.00
 92573163  Primary    SFR         360      350     80   6.75   7/1/2005  4/1/2006   6/1/2035    785.15  3/1/2006    168,000.00
 92705476  Primary    PUD         360      350   70.7  3.875   7/1/2005  4/1/2006   6/1/2035  2,302.65  3/1/2006    555,000.00

LOANID     COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -----------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

111392936    190,315.96  Purchase  Reduced        244,000.00   3/1/2006   10.875  1.875       1   1.875  6 MO LIBOR    8/10/2005
111453966    431,200.00  Purchase  Reduced        539,000.00   3/1/2006       12  2.125       0   2.125  6 MO LIBOR    8/18/2005
111917642    213,946.50  Purchase  Reduced        244,000.00   4/1/2006       12      2       0       2  6 MO LIBOR    9/21/2005
111972001    521,885.94  Purchase  Full           660,000.00   3/1/2006    9.125  1.875       1   1.875  6 MO LIBOR    8/26/2005
111975980    453,600.00  Purchase  Reduced        572,000.00   3/1/2006       12  1.125       0   1.125  6 MO LIBOR    8/19/2005
112016669    521,643.15  R/T Refi  Reduced        660,000.00   3/1/2006        9      2       1       2  6 MO LIBOR    8/16/2005
112034655    108,000.00  Purchase  Reduced        135,000.00   3/1/2006       12   1.75       0    1.75  6 MO LIBOR    8/19/2005
112095258    284,547.24  Purchase  Reduced        360,000.00   3/1/2006   10.375      2       1       2  6 MO LIBOR    8/29/2005
112255630    209,983.58  Purchase  Alternative    269,000.00   4/1/2006      9.5      2       1       2  6 MO LIBOR    9/14/2005
112311352     99,600.00  Purchase  Alternative    130,000.00   4/1/2006       12      2       0       2  6 MO LIBOR    9/20/2005
112488923    224,000.00  Purchase  Reduced        280,000.00   3/1/2006       12      2       0       2  6 MO LIBOR    8/16/2005
112610117    510,399.67  Purchase  Reduced        642,000.00   3/1/2006       12      1       0       1  6 MO LIBOR    8/18/2005
112617632    364,000.00  Purchase  Reduced        455,000.00   4/1/2006       12    1.5       0     1.5  6 MO LIBOR     9/2/2005
113273042    571,302.07  Purchase  Preferred      720,000.00   4/1/2006   10.375  1.875       1   1.875  6 MO LIBOR    9/19/2005
113371650    270,395.51  Purchase  Reduced        338,000.00   4/1/2006       12   1.25       0    1.25  6 MO LIBOR    9/19/2005
113380010    228,000.00  Purchase  Reduced        285,000.00   4/1/2006       12      2       0       2  6 MO LIBOR     9/6/2005
113465086    553,920.38  Purchase  Preferred      700,000.00   3/1/2006      9.5      2       1       2  6 MO LIBOR    8/26/2005
113726690    322,262.22  Purchase  Reduced        500,000.00   4/1/2006    9.875      2       1       2  6 MO LIBOR     9/8/2005
113738785    288,000.00  C/O Refi  Full           360,000.00   4/1/2006       12  1.875       0   1.875  6 MO LIBOR    9/16/2005
113796626    594,042.41  Purchase  Reduced        825,000.00   4/1/2006     9.25      2       1       2  6 MO LIBOR     9/7/2005
113796778    451,568.18  Purchase  Reduced        570,000.00   4/1/2006    9.375      2       1       2  6 MO LIBOR    9/12/2005
113796890    508,523.31  Purchase  Reduced        645,000.00   4/1/2006    10.25      2       1       2  6 MO LIBOR    9/27/2005
114413372    495,840.00  Purchase  Full           620,000.00   4/1/2006       12   1.75       0    1.75  6 MO LIBOR    9/23/2005
106095687    470,911.00  Purchase  SISA           680,000.00  10/1/2010   11.375   2.25       2    2.25  12 MO LIBOR   9/23/2005
 52496853    203,780.61  Purchase  Preferred      297,000.00   3/1/2006   11.125      2       1       2  6 MO LIBOR     9/7/2005
 79134791    204,000.00  R/T Refi  Full           295,500.00   6/1/2005       12   1.75       0    1.75  6 MO LIBOR    12/1/2004
 79900207    334,500.00  Purchase  Preferred      377,000.00   7/1/2005       12   2.25       0    2.25  6 MO LIBOR   12/30/2004
 80517449    236,700.00  Purchase  Full           300,000.00   9/1/2005       12   1.75       0    1.75  6 MO LIBOR    2/15/2005
 80661859    456,000.00  Purchase  Full           591,000.00   9/1/2005       12  1.375       0   1.375  6 MO LIBOR    2/10/2005
 81494971    237,499.99  Purchase  Alternative    250,000.00  12/1/2005   10.315      2       0       2  6 MO LIBOR    5/12/2005
 84057183    485,684.00  Purchase  Preferred      635,000.00   4/1/2006       12  1.875       0   1.875  6 MO LIBOR    9/21/2005
 86416063    167,920.00  Purchase  Full           210,000.00   9/1/2005       12      1       0       1  6 MO LIBOR    2/18/2005
 87887645  1,200,000.00  C/O Refi  Reduced      1,500,000.00   8/1/2005       12      2       0       2  6 MO LIBOR    1/25/2005
 87923281    540,000.00  R/T Refi  Preferred      800,000.00   9/1/2005       12   2.25       0    2.25  6 MO LIBOR     2/8/2005
 89027870    386,848.00  Purchase  Reduced        484,000.00   3/1/2006       12      2       0       2  6 MO LIBOR     8/4/2005
 90066525    264,195.00  Purchase  Full           280,000.00  10/1/2005       12      2       0       2  6 MO LIBOR     3/4/2005
 91414391    265,879.23  Purchase  Preferred      334,000.00  10/1/2005       12  1.875       0   1.875  6 MO LIBOR    3/18/2005
 92014565    230,250.00  Purchase  Reduced        288,100.00  12/1/2005       12    2.5       0     2.5  6 MO LIBOR    5/23/2005
 92573163    167,499.59  C/O Refi  Alternative    210,000.00  12/1/2005       12   2.25       0    2.25  6 MO LIBOR    4/29/2005
 92705476    541,432.72  C/O Refi  Full           785,000.00  12/1/2005    8.875      2       1       2  6 MO LIBOR    5/25/2005

LOANID     SERVICER
---------  -----------

111392936  Countrywide
111453966  Countrywide
111917642  Countrywide
111972001  Countrywide
111975980  Countrywide
112016669  Countrywide
112034655  Countrywide
112095258  Countrywide
112255630  Countrywide
112311352  Countrywide
112488923  Countrywide
112610117  Countrywide
112617632  Countrywide
113273042  Countrywide
113371650  Countrywide
113380010  Countrywide
113465086  Countrywide
113726690  Countrywide
113738785  Countrywide
113796626  Countrywide
113796778  Countrywide
113796890  Countrywide
114413372  Countrywide
106095687  Countrywide
 52496853  Countrywide
 79134791  Countrywide
 79900207  Countrywide
 80517449  Countrywide
 80661859  Countrywide
 81494971  Countrywide
 84057183  Countrywide
 86416063  Countrywide
 87887645  Countrywide
 87923281  Countrywide
 89027870  Countrywide
 90066525  Countrywide
 91414391  Countrywide
 92014565  Countrywide
 92573163  Countrywide
 92705476  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

 93206322  Secondary  SFR         360      349     90    6.5   6/1/2005  4/1/2006   5/1/2035  1,053.22  3/1/2006  194,850.00
 93305391  Primary    SFR         360      350     95  5.625   7/1/2005  4/1/2006   6/1/2035    632.54  3/1/2006  138,700.00
 93465403  Investor   SFR         360      352     80      7   9/1/2005  4/1/2006   8/1/2035    939.06  3/1/2006  184,000.00
 93994549  Secondary  Condo       360      351     69    5.5   8/1/2005  4/1/2006   7/1/2035    666.02  3/1/2006  117,300.00
 94360797  Primary    SFR         360      351     80  6.875   8/1/2005  4/1/2006   7/1/2035  2,017.08  3/1/2006  412,000.00
 94914279  Primary    PUD         360      353     80  6.375  10/1/2005  4/1/2006   9/1/2035  3,348.45  3/1/2006  597,969.00
 96948421  Primary    SFR         360      352  78.85    6.5   9/1/2005  4/1/2006   8/1/2035  1,561.42  3/1/2006  275,000.00
 97439644  Primary    SFR         360      352     90   6.25   9/1/2005  4/1/2006   8/1/2035    823.25  3/1/2006  189,000.00
 97695905  Primary    PUD         360      352     80   5.75   9/1/2005  4/1/2006   8/1/2035  2,316.11  3/1/2006  444,000.00
 99185150  Primary    SFR         360      354     80      6  11/1/2005  4/1/2006  10/1/2035  2,046.00  3/1/2006  409,200.00
 99550105  Primary    SFR         360      349     95   7.25   6/1/2005  4/1/2006   5/1/2035    550.37  3/1/2006   80,750.00
 99930228  Primary    Condo       360      353     75  5.875  10/1/2005  4/1/2006   9/1/2035  2,055.98  3/1/2006  388,501.00
100024002  Primary    SFR         360      350     95   7.75   7/1/2005  5/1/2006   6/1/2035  2,207.69  4/1/2006  392,478.00
102803423  Primary    SFR         360      352     80   6.75   9/1/2005  4/1/2006   8/1/2035  2,585.00  3/1/2006  528,000.00
103298778  Primary    PUD         360      352     80  6.375   9/1/2005  4/1/2006   8/1/2035       627  3/1/2006  136,800.00
103304881  Primary    SFR         360      352     80      7   9/1/2005  4/1/2006   8/1/2035  1,821.25  3/1/2006  372,000.00
103319721  Primary    SFR         360      352     80    6.5   9/1/2005  5/1/2006   8/1/2035    702.38  4/1/2006  149,840.00
103807551  Secondary  PUD         360      353  94.96   5.75  10/1/2005  4/1/2006   9/1/2035  1,274.54  3/1/2006  305,890.00
105031274  Primary    PUD         360      354     80  3.625  11/1/2005  4/1/2006  10/1/2035  1,107.68  3/1/2006  242,886.00
106179561  Primary    PUD         360      355     80   5.75  12/1/2005  4/1/2006  11/1/2035  1,213.83  3/1/2006  208,000.00
107967700  Primary    SFR         360      352     80  6.875   9/1/2005  4/1/2006   8/1/2035  1,798.99  3/1/2006  360,000.00
108245840  Primary    PUD         360      351     75  6.375   8/1/2005  4/1/2006   7/1/2035  3,538.32  3/1/2006  631,875.00
108394166  Investor   SFR         360      352  79.94      7   9/1/2005  4/1/2006   8/1/2035    692.76  3/1/2006  141,500.00
108470139  Primary    Condo       360      352     80  5.875   9/1/2005  4/1/2006   8/1/2035  1,867.05  3/1/2006  352,800.00
109614788  Investor   PUD         360      352     80   6.75   9/1/2005  5/1/2006   8/1/2035  2,430.44  4/1/2006  400,000.00
109663179  Primary    SFR         360      352     80  6.125   9/1/2005  4/1/2006   8/1/2035  1,088.76  3/1/2006  199,960.00
109670345  Primary    SFR         360      352     80    6.5   9/1/2005  4/1/2006   8/1/2035  1,702.08  3/1/2006  380,000.00
109714693  Primary    2-Family    360      353     80   7.25  10/1/2005  4/1/2006   9/1/2035  2,625.00  3/1/2006  525,000.00
109830659  Primary    SFR         360      353     80  6.875  10/1/2005  4/1/2006   9/1/2035  1,198.11  3/1/2006  244,720.00
109832313  Primary    SFR         360      352     80  6.875   9/1/2005  4/1/2006   8/1/2035  1,575.44  3/1/2006  321,792.00
109971312  Primary    SFR         360      352  94.41   5.75   9/1/2005  5/1/2006   8/1/2035    797.86  4/1/2006  152,950.00
110138027  Secondary  PUD         360      353     80    4.5  10/1/2005  5/1/2006   9/1/2035  2,029.68  4/1/2006  452,000.00
110371249  Primary    SFR         360      353  75.36      5  10/1/2005  4/1/2006   9/1/2035  2,482.56  3/1/2006  520,000.00
110439721  Primary    PUD         360      352  92.92  4.875   9/1/2005  4/1/2006   8/1/2035    926.37  3/1/2006  197,000.00
110535753  Primary    SFR         360      352     70  6.375   9/1/2005  4/1/2006   8/1/2035  1,432.29  3/1/2006  255,780.00
110562879  Primary    PUD         360      355  78.79   4.75  12/1/2005  5/1/2006  11/1/2035    678.14  4/1/2006  130,000.00
110779521  Primary    SFR         360      352  89.47      7   9/1/2005  4/1/2006   8/1/2035  1,128.02  3/1/2006  221,000.00
110849072  Primary    PUD         360      353     80      6  10/1/2005  5/1/2006   9/1/2035  2,447.91  4/1/2006  456,000.00
110965792  Primary    SFR         360      353  62.39   5.25  10/1/2005  4/1/2006   9/1/2035  1,350.38  3/1/2006  274,500.00
110991744  Primary    SFR         360      353     80      6  10/1/2005  4/1/2006   9/1/2035  2,426.43  3/1/2006  452,000.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL     FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ----------  ---------  -------  -----  ------  ------  ----------  -----------

 93206322  194,385.72  R/T Refi  Full         216,500.00  11/1/2005       12   2.25       0    2.25  6 MO LIBOR    4/7/2005
 93305391  136,796.43  Purchase  Preferred    146,000.00  12/1/2005    9.625      2       0       2  6 MO LIBOR   5/23/2005
 93465403  183,828.62  Purchase  Full         260,000.00   2/1/2006       12   2.25       0    2.25  6 MO LIBOR   7/21/2005
 93994549  116,072.12  C/O Refi  Preferred    170,000.00   1/1/2006     11.5      2       2       2  6 MO LIBOR   6/17/2005
 94360797  412,000.00  Purchase  Reduced      536,000.00   1/1/2006       12   2.25       0    2.25  6 MO LIBOR   6/28/2005
 94914279  593,332.37  Purchase  Preferred    755,000.00   3/1/2006   11.375      2       1       2  6 MO LIBOR    8/1/2005
 96948421  272,658.78  Purchase  Preferred    350,000.00   2/1/2006     11.5      2       1       2  6 MO LIBOR    7/1/2005
 97439644  188,170.68  C/O Refi  Full         210,000.00   2/1/2006       12    1.5       0     1.5  6 MO LIBOR   7/21/2005
 97695905  439,659.84  Purchase  Alternative  580,000.00   2/1/2006    10.75      2       1       2  6 MO LIBOR   7/29/2005
 99185150  409,200.00  Purchase  Reduced      530,000.00   4/1/2006       12  2.125       0   2.125  6 MO LIBOR   9/14/2005
 99550105   79,965.07  Purchase  Full          85,000.00  11/1/2005   12.375      3       1       3  6 MO LIBOR   4/25/2005
 99930228  385,198.21  Purchase  Preferred    518,002.00   3/1/2006   10.875      2       1       2  6 MO LIBOR    8/4/2005
100024002  392,478.00  Purchase  Preferred    465,000.00  12/1/2005       12   3.25       0    3.25  6 MO LIBOR   5/23/2005
102803423  528,000.00  Purchase  Reduced      665,000.00   2/1/2006       12      2       0       2  6 MO LIBOR   7/28/2005
103298778  136,800.00  R/T Refi  Reduced      171,000.00   2/1/2006       12  1.625       0   1.625  6 MO LIBOR   7/25/2005
103304881  372,000.00  Purchase  Reduced      465,000.00   2/1/2006       12   2.25       0    2.25  6 MO LIBOR   7/20/2005
103319721  149,840.00  Purchase  Alternative  200,000.00   2/1/2006       12   1.75       0    1.75  6 MO LIBOR   7/20/2005
103807551  305,890.00  Purchase  Alternative  326,000.00   3/1/2006       12      1       0       1  6 MO LIBOR    8/3/2005
105031274  240,625.23  Purchase  Preferred    304,000.00   4/1/2006    9.625      2       1       2  6 MO LIBOR    9/6/2005
106179561  206,903.73  Purchase  Full         260,000.00   5/1/2006    11.75      2       1       2  6 MO LIBOR  10/11/2005
107967700  359,795.13  Purchase  Reduced      450,000.00   2/1/2006       12  2.125       0   2.125  6 MO LIBOR   7/28/2005
108245840  625,758.91  Purchase  Preferred    860,000.00   1/1/2006   11.375      2       1       2  6 MO LIBOR   6/16/2005
108394166  141,500.00  C/O Refi  Alternative  177,000.00   2/1/2006       12   2.25       0    2.25  6 MO LIBOR   7/27/2005
108470139  349,395.35  Purchase  Reduced      441,000.00   2/1/2006   10.875      2       1       2  6 MO LIBOR    7/1/2005
109614788  396,923.51  C/O Refi  Full         500,000.00   2/1/2006   12.125      2       1       2  6 MO LIBOR   7/26/2005
109663179  198,135.02  Purchase  Preferred    250,000.00   2/1/2006   11.125      2       1       2  6 MO LIBOR   7/25/2005
109670345  380,000.00  Purchase  Reduced      475,000.00   2/1/2006       12   1.75       0    1.75  6 MO LIBOR   7/20/2005
109714693  525,000.00  Purchase  Reduced      675,000.00   3/1/2006       12    2.5       0     2.5  6 MO LIBOR    8/9/2005
109830659  244,720.00  Purchase  Full         308,000.00   3/1/2006       12  2.125       0   2.125  6 MO LIBOR    8/5/2005
109832313  321,691.60  Purchase  Reduced      403,000.00   2/1/2006       12  2.125       0   2.125  6 MO LIBOR    7/7/2005
109971312  151,454.89  Purchase  Preferred    162,000.00   2/1/2006    10.75      3       1       3  6 MO LIBOR   7/22/2005
110138027  447,092.89  Purchase  Alternative  575,000.00   3/1/2006      9.5      2       1       2  6 MO LIBOR   8/31/2005
110371249  514,721.86  R/T Refi  Preferred    690,000.00   3/1/2006       10      2       1       2  6 MO LIBOR   8/26/2005
110439721  194,745.92  R/T Refi  Preferred    212,000.00   2/1/2006    9.875  1.875       1   1.875  6 MO LIBOR   7/25/2005
110535753  253,549.65  Purchase  Reduced      365,500.00   2/1/2006   11.375      2       1       2  6 MO LIBOR   7/25/2005
110562879  129,175.72  Purchase  Preferred    166,000.00   5/1/2006    10.75      2       1       2  6 MO LIBOR  10/21/2005
110779521  221,000.00  C/O Refi  Full         247,000.00   2/1/2006       12   2.25       0    2.25  6 MO LIBOR   7/26/2005
110849072  452,210.94  Purchase  Preferred    570,000.00   3/1/2006       11      2       1       2  6 MO LIBOR   8/26/2005
110965792  271,887.88  C/O Refi  Preferred    440,000.00   3/1/2006    10.25  1.875       1   1.875  6 MO LIBOR   8/15/2005
110991744  448,244.23  Purchase  Reduced      565,000.00   3/1/2006       11      2       1       2  6 MO LIBOR   8/30/2005

LOANID     SERVICER
---------  -----------

 93206322  Countrywide
 93305391  Countrywide
 93465403  Countrywide
 93994549  Countrywide
 94360797  Countrywide
 94914279  Countrywide
 96948421  Countrywide
 97439644  Countrywide
 97695905  Countrywide
 99185150  Countrywide
 99550105  Countrywide
 99930228  Countrywide
100024002  Countrywide
102803423  Countrywide
103298778  Countrywide
103304881  Countrywide
103319721  Countrywide
103807551  Countrywide
105031274  Countrywide
106179561  Countrywide
107967700  Countrywide
108245840  Countrywide
108394166  Countrywide
108470139  Countrywide
109614788  Countrywide
109663179  Countrywide
109670345  Countrywide
109714693  Countrywide
109830659  Countrywide
109832313  Countrywide
109971312  Countrywide
110138027  Countrywide
110371249  Countrywide
110439721  Countrywide
110535753  Countrywide
110562879  Countrywide
110779521  Countrywide
110849072  Countrywide
110965792  Countrywide
110991744  Countrywide

LOANID      OCC        PROPTYPE  OTERM  CORTERM   OLTV  RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

 111117968  Primary    Condo       360      355  18.63   5.75  12/1/2005  4/1/2006  11/1/2035    875.36  3/1/2006    150,000.00
 111185262  Investor   Condo       360      353     80      6  10/1/2005  5/1/2006   9/1/2035    579.77  4/1/2006    108,000.00
 111253094  Secondary  Condo       360      353     80  5.875  10/1/2005  4/1/2006   9/1/2035  2,307.35  3/1/2006    436,000.00
 111253614  Primary    Condo       360      353     80  6.625  10/1/2005  5/1/2006   9/1/2035  1,404.60  4/1/2006    244,000.00
 111425533  Primary    SFR         360      353  78.43  4.875  10/1/2005  4/1/2006   9/1/2035  1,880.95  3/1/2006    400,000.00
 111489436  Primary    SFR         360      353  70.65   6.75  10/1/2005  5/1/2006   9/1/2035  3,182.29  4/1/2006    650,000.00
 111545225  Primary    SFR         360      353     80    6.5  10/1/2005  5/1/2006   9/1/2035    465.84  4/1/2006     82,044.00
 111717001  Primary    PUD         360      353     80  5.625  10/1/2005  4/1/2006   9/1/2035  1,925.45  3/1/2006    374,500.00
 111903328  Primary    Condo       360      353     90  5.375  10/1/2005  4/1/2006   9/1/2035  1,595.22  3/1/2006    319,500.00
 111907731  Primary    SFR         360      355  74.95  2.875  12/1/2005  4/1/2006  11/1/2035  1,452.12  3/1/2006    350,000.00
 112126536  Primary    Condo       360      354  36.79    4.5  11/1/2005  4/1/2006  10/1/2035    503.24  3/1/2006     99,320.00
 112129720  Primary    PUD         360      354     80      6  11/1/2005  5/1/2006  10/1/2035  1,596.00  4/1/2006    319,200.00
 112188211  Primary    SFR         360      354     80  5.125  11/1/2005  4/1/2006  10/1/2035  1,437.45  3/1/2006    264,000.00
 112193504  Primary    SFR         360      354     80      6  11/1/2005  4/1/2006  10/1/2035  3,235.80  3/1/2006    647,160.00
 112355681  Investor   SFR         360      354  74.29    5.5  11/1/2005  4/1/2006  10/1/2035  2,952.50  3/1/2006    520,000.00
 112388579  Investor   SFR         360      354     70  6.125  11/1/2005  5/1/2006  10/1/2035    884.68  4/1/2006    145,600.00
 112392026  Primary    SFR         360      353     80  5.875  10/1/2005  4/1/2006   9/1/2035  1,248.93  3/1/2006    236,000.00
 112682543  Primary    SFR         360      353     80    6.5  10/1/2005  4/1/2006   9/1/2035  2,047.00  3/1/2006    427,200.00
 112726963  Primary    SFR         360      353  45.63  5.875  10/1/2005  4/1/2006   9/1/2035  3,863.22  3/1/2006    730,000.00
 112759643  Primary    SFR         360      353  72.55  6.125  10/1/2005  4/1/2006   9/1/2035  3,511.94  3/1/2006    645,000.00
 112778929  Primary    2-Family    360      354     80   5.75  11/1/2005  5/1/2006  10/1/2035  2,194.23  4/1/2006    376,000.00
 112845743  Investor   SFR         360      353     90   6.75  10/1/2005  4/1/2006   9/1/2035    452.53  3/1/2006     76,500.00
 112882879  Primary    Condo       360      354     80      6  11/1/2005  4/1/2006  10/1/2035  2,600.00  3/1/2006    520,000.00
 113600605  Secondary  PUD         360      354     90      5  11/1/2005  4/1/2006  10/1/2035  1,585.04  3/1/2006    295,263.00
 113794385  Primary    SFR         360      355     80  4.625  12/1/2005  4/1/2006  11/1/2035  1,994.86  3/1/2006    388,000.00
 113893766  Secondary  Condo       360      355     80      6  12/1/2005  5/1/2006  11/1/2035  2,176.80  4/1/2006    435,360.00
 113937305  Primary    Condo       360      354     80      5  11/1/2005  5/1/2006  10/1/2035  1,987.23  4/1/2006    370,184.00
 114145845  Investor   Condo       360      354     75    6.5  11/1/2005  4/1/2006  10/1/2035  1,090.32  3/1/2006    172,500.00
 114261298  Investor   Condo       360      355     90      6  12/1/2005  5/1/2006  11/1/2035    566.58  4/1/2006     94,500.00
 114318231  Primary    SFR         360      355     80   5.25  12/1/2005  4/1/2006  11/1/2035  1,546.17  3/1/2006    280,000.00
 114532327  Primary    SFR         360      354  79.91    4.5  11/1/2005  4/1/2006  10/1/2035  1,822.04  3/1/2006    359,600.00
 114602988  Secondary  PUD         360      354     80      6  11/1/2005  4/1/2006  10/1/2035  1,410.62  3/1/2006    235,280.00
 114950337  Primary    SFR         360      355  66.22    3.5  12/1/2005  5/1/2006  11/1/2035    440.06  4/1/2006     98,000.00
 115300945  Primary    SFR         360      355     80    4.5  12/1/2005  4/1/2006  11/1/2035  1,763.26  3/1/2006    348,000.00
 115555285  Primary    PUD         360      355     80  3.625  12/1/2005  4/1/2006  11/1/2035  1,167.31  3/1/2006    255,960.00
 119870685  Primary    SFR         360      355     80  4.375  12/1/2005  4/1/2006  11/1/2035    718.97  3/1/2006    144,000.00
 120101968  Primary    2-Family    360      355     80    4.5  12/1/2005  4/1/2006  11/1/2035  2,817.17  3/1/2006    556,000.00
6282694915  Secondary  Condo       360      357     75  5.375   2/1/2006  4/1/2006   1/1/2036  6,404.68  3/1/2006  1,143,750.00
  88155536  Primary    SFR         360      355  58.75  6.125  12/1/2005  4/1/2006  11/1/2035  3,598.44  3/1/2006    705,000.00
  88164512  Investor   Condo       360      357   44.4    7.5   2/1/2006  5/1/2006   1/1/2036  3,468.75  4/1/2006    555,000.00

LOANID      COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN   INDEX       ODATE
----------  ------------  --------  -------------  ------------  ---------  -------  -----  ------  -------  ----------  ----------

 111117968    149,209.42  Purchase  Preferred      1,350,000.00   5/1/2006    11.75      2       1        2  6 MO LIBOR  10/19/2005
 111185262    107,102.58  C/O Refi  Alternative      135,000.00   3/1/2006       11  1.875       1    1.875  6 MO LIBOR    8/5/2005
 111253094    432,293.40  Purchase  Preferred        549,000.00   3/1/2006   10.875      2       1        2  6 MO LIBOR   8/30/2005
 111253614    242,193.95  Purchase  Full             320,000.00   3/1/2006   11.625  1.875       1    1.875  6 MO LIBOR   8/26/2005
 111425533    395,837.89  C/O Refi  Reduced          510,000.00   3/1/2006    9.875  1.875       1    1.875  6 MO LIBOR   8/12/2005
 111489436    650,000.00  Purchase  Reduced          920,000.00   3/1/2006       12      2       0        2  6 MO LIBOR    8/1/2005
 111545225     81,422.43  Purchase  Reduced          107,000.00   3/1/2006     11.5      2       1        2  6 MO LIBOR   8/22/2005
 111717001    371,168.39  Purchase  Full             480,000.00   3/1/2006   10.625      2       1        2  6 MO LIBOR   8/25/2005
 111903328    316,526.84  Purchase  Preferred        365,000.00   3/1/2006   10.375      2       1        2  6 MO LIBOR    8/9/2005
 111907731    346,917.37  R/T Refi  Reduced          467,000.00   5/1/2006    8.875  1.875       1    1.875  6 MO LIBOR   9/30/2005
 112126536     98,527.87  R/T Refi  Preferred        270,000.00   4/1/2006     10.5  1.875       1    1.875  6 MO LIBOR    9/2/2005
 112129720    319,200.00  Purchase  Preferred        404,000.00   4/1/2006       12      2       0        2  6 MO LIBOR   9/29/2005
 112188211    262,120.33  R/T Refi  Preferred        330,000.00   4/1/2006   11.125  1.875       1    1.875  6 MO LIBOR   9/12/2005
 112193504    647,160.00  Purchase  Reduced          809,000.00   4/1/2006       12  2.125       0    2.125  6 MO LIBOR   9/13/2005
 112355681    516,545.62  C/O Refi  Alternative      700,000.00   4/1/2006     11.5      2       1        2  6 MO LIBOR   10/3/2005
 112388579    144,740.02  Purchase  Reduced          208,000.00   4/1/2006   12.125      2       1        2  6 MO LIBOR    9/6/2005
 112392026    233,993.70  Purchase  Preferred        300,000.00   3/1/2006   10.875      2       1        2  6 MO LIBOR   8/22/2005
 112682543    427,200.00  Purchase  Reduced          534,000.00   3/1/2006       12   1.75       0     1.75  6 MO LIBOR   8/19/2005
 112726963    723,794.01  Purchase  Preferred      1,600,000.00   3/1/2006   10.875      2       1        2  6 MO LIBOR   8/25/2005
 112759643    639,762.15  Purchase  Reduced          889,000.00   3/1/2006   11.125      2       1        2  6 MO LIBOR   8/19/2005
 112778929    373,616.24  Purchase  Reduced          470,000.00   4/1/2006    11.75  1.875       1    1.875  6 MO LIBOR   9/29/2005
 112845743     75,958.19  Purchase  Alternative       86,000.00   3/1/2006   11.875      2       1        2  6 MO LIBOR   8/30/2005
 112882879    520,000.00  Purchase  Reduced          650,000.00   4/1/2006       12      2       0        2  6 MO LIBOR   9/12/2005
 113600605    293,112.03  Purchase  Preferred        490,000.00   4/1/2006       11      2       1        2  6 MO LIBOR   9/30/2005
 113794385    385,377.89  Purchase  Reduced          495,000.00   5/1/2006   10.625      2       1        2  6 MO LIBOR   10/3/2005
 113893766    435,360.00  Purchase  Preferred        547,000.00   5/1/2006       12      2       0        2  6 MO LIBOR   10/7/2005
 113937305    367,386.08  Purchase  Reduced          464,000.00   4/1/2006       11      2       1        2  6 MO LIBOR    9/9/2005
 114145845    171,551.58  Purchase  Reduced          230,000.00   4/1/2006     12.5  1.875       1    1.875  6 MO LIBOR   9/13/2005
 114261298     94,024.87  Purchase  Alternative      105,000.00   5/1/2006       12      2       1        2  6 MO LIBOR   10/6/2005
 114318231    278,380.03  R/T Refi  Preferred        350,000.00   5/1/2006    11.25      2       1        2  6 MO LIBOR  10/13/2005
 114532327    356,640.54  Purchase  Preferred        460,000.00   4/1/2006     10.5  1.875       1    1.875  6 MO LIBOR   9/26/2005
 114602988    233,857.00  Purchase  Preferred        409,000.00   4/1/2006       12      2       1        2  6 MO LIBOR   9/30/2005
 114950337     97,224.35  Purchase  Preferred        148,500.00   5/1/2006      9.5      2       1        2  6 MO LIBOR   10/7/2005
 115300945    345,691.46  Purchase  Preferred        440,000.00   5/1/2006     10.5      2       1        2  6 MO LIBOR  10/14/2005
 115555285    253,977.57  Purchase  Alternative      325,000.00   5/1/2006    9.625      2       1        2  6 MO LIBOR  10/13/2005
 119870685    142,953.92  C/O Refi  Alternative      180,000.00   5/1/2006   10.375      2       1        2  6 MO LIBOR  10/17/2005
 120101968    552,311.59  Purchase  Reduced          695,000.00   5/1/2006     10.5  1.875       1    1.875  6 MO LIBOR   10/5/2005
6282694915  1,139,887.86  Purchase  Standard       1,525,000.00   7/1/2006   11.375   2.75       1     2.75  6 MO LIBOR   12/6/2005
  88155536    703,598.44  R/T Refi  Stated Income  1,200,000.00  11/1/2010   11.125   2.25       1     2.25  6 MO LIBOR  10/26/2005
  88164512    500,000.00  R/T Refi  Full           1,250,000.00   1/1/2016     12.5    2.5       1     2.25  6 MO LIBOR  12/19/2005

LOANID      SERVICER
----------  ---------------

 111117968  Countrywide
 111185262  Countrywide
 111253094  Countrywide
 111253614  Countrywide
 111425533  Countrywide
 111489436  Countrywide
 111545225  Countrywide
 111717001  Countrywide
 111903328  Countrywide
 111907731  Countrywide
 112126536  Countrywide
 112129720  Countrywide
 112188211  Countrywide
 112193504  Countrywide
 112355681  Countrywide
 112388579  Countrywide
 112392026  Countrywide
 112682543  Countrywide
 112726963  Countrywide
 112759643  Countrywide
 112778929  Countrywide
 112845743  Countrywide
 112882879  Countrywide
 113600605  Countrywide
 113794385  Countrywide
 113893766  Countrywide
 113937305  Countrywide
 114145845  Countrywide
 114261298  Countrywide
 114318231  Countrywide
 114532327  Countrywide
 114602988  Countrywide
 114950337  Countrywide
 115300945  Countrywide
 115555285  Countrywide
 119870685  Countrywide
 120101968  Countrywide
6282694915  Bank of America
  88155536  Greenpoint
  88164512  Greenpoint

LOANID    OCC        PROPTYPE  OTERM  CORTERM   OLTV  RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
--------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

88185533  Primary    SFR         360      355  64.52      7  12/1/2005  4/1/2006  11/1/2035    583.34  3/1/2006    100,000.00
88187752  Primary    SFR         360      355     80  7.125  12/1/2005  4/1/2006  11/1/2035  3,562.50  3/1/2006    600,000.00
88397377  Primary    SFR         360      356  79.17  6.625   1/1/2006  4/1/2006  12/1/2035  3,588.55  3/1/2006    650,000.00
88419072  Primary    SFR         360      359     80  6.625   4/1/2006  4/1/2006   3/1/2036  2,529.65  4/1/2006    458,200.00
88422548  Primary    SFR         360      359  77.56  6.875   4/1/2006  4/1/2006   3/1/2036  1,355.24  4/1/2006    236,550.00
88472733  Primary    SFR         360      359     80      7   4/1/2006  5/1/2006   3/1/2036  2,030.00  4/1/2006    348,000.00
88566906  Primary    Condo       360      358  79.89  6.875   3/1/2006  4/1/2006   2/1/2036  1,721.05  3/1/2006    300,400.00
88575733  Primary    SFR         360      357     80  6.625   2/1/2006  4/1/2006   1/1/2036  1,470.75  3/1/2006    266,400.00
88581244  Primary    PUD         360      358  79.99    6.5   3/1/2006  4/1/2006   2/1/2036  2,879.50  3/1/2006    531,600.00
88594783  Primary    SFR         360      358  78.46  6.875   3/1/2006  4/1/2006   2/1/2036  3,723.96  3/1/2006    650,000.00
88595723  Primary    SFR         360      357     80  6.625   2/1/2006  4/1/2006   1/1/2036  1,846.17  3/1/2006    334,400.00
88602594  Primary    SFR         360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  1,733.34  3/1/2006    332,800.00
88606595  Primary    Condo       360      357  79.98   6.25   2/1/2006  5/1/2006   1/1/2036    936.46  4/1/2006    179,800.00
88611017  Primary    2-Family    360      359     80   6.25   4/1/2006  4/1/2006   3/1/2036  2,062.50  4/1/2006    396,000.00
88611066  Primary    SFR         360      358  79.99    6.5   3/1/2006  4/1/2006   2/1/2036  4,816.50  3/1/2006    889,200.00
88618848  Primary    SFR         360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  1,022.67  3/1/2006    188,800.00
88624465  Primary    SFR         360      359     80  6.625   4/1/2006  5/1/2006   3/1/2036  2,424.75  4/1/2006    439,200.00
88632344  Primary    SFR         360      357     80    7.5   2/1/2006  4/1/2006   1/1/2036       950  3/1/2006    152,000.00
88640685  Primary    SFR         360      358     80   6.75   3/1/2006  5/1/2006   2/1/2036  2,025.00  4/1/2006    360,000.00
88646914  Primary    PUD         360      358     80  6.625   3/1/2006  5/1/2006   2/1/2036  1,126.25  4/1/2006    204,000.00
88647813  Primary    SFR         360      358     80  6.625   3/1/2006  4/1/2006   2/1/2036  1,192.50  3/1/2006    216,000.00
88648332  Primary    SFR         360      358     80   7.75   3/1/2006  4/1/2006   2/1/2036  3,826.57  3/1/2006    592,500.00
88649330  Primary    PUD         360      358     80  6.625   3/1/2006  4/1/2006   2/1/2036  2,053.75  3/1/2006    372,000.00
88649488  Primary    Condo       360      358     80  6.375   3/1/2006  4/1/2006   2/1/2036  1,211.25  3/1/2006    228,000.00
88653050  Primary    SFR         360      358     80  6.375   3/1/2006  5/1/2006   2/1/2036  2,805.00  4/1/2006    528,000.00
88658497  Primary    SFR         360      358     80      7   3/1/2006  4/1/2006   2/1/2036    513.34  3/1/2006     88,000.00
88659131  Primary    SFR         360      358   74.6   6.25   3/1/2006  4/1/2006   2/1/2036  1,690.11  3/1/2006    324,500.00
88661079  Primary    Condo       360      358     80      7   3/1/2006  4/1/2006   2/1/2036  1,656.67  3/1/2006    284,000.00
88665948  Primary    SFR         360      358     80  6.625   3/1/2006  4/1/2006   2/1/2036  2,027.25  3/1/2006    367,200.00
88670518  Primary    SFR         360      358     80  6.375   3/1/2006  4/1/2006   2/1/2036  1,402.50  3/1/2006    264,000.00
88675665  Primary    SFR         360      358     80   6.75   3/1/2006  5/1/2006   2/1/2036  1,417.50  4/1/2006    252,000.00
88675749  Primary    PUD         360      358     80  6.625   3/1/2006  4/1/2006   2/1/2036  1,943.34  3/1/2006    352,000.00
88676663  Primary    Condo       360      358  78.18    6.5   3/1/2006  5/1/2006   2/1/2036  2,096.25  4/1/2006    387,000.00
88677075  Primary    2-Family    360      358     80   7.25   3/1/2006  4/1/2006   2/1/2036  2,740.50  3/1/2006    453,600.00
88677695  Primary    Condo       360      358     80   6.75   3/1/2006  4/1/2006   2/1/2036  1,777.50  3/1/2006    316,000.00
88678156  Primary    Condo       360      358     80  6.125   3/1/2006  4/1/2006   2/1/2036  1,568.00  3/1/2006    307,200.00
88683412  Primary    SFR         360      358     80  7.375   3/1/2006  4/1/2006   2/1/2036  1,194.75  3/1/2006    194,400.00
88684659  Primary    SFR         360      358  77.99  6.625   3/1/2006  5/1/2006   2/1/2036  3,207.61  4/1/2006    581,000.00
88686142  Primary    SFR         360      358     80   6.75   3/1/2006  4/1/2006   2/1/2036  1,237.50  3/1/2006    220,000.00
88687785  Primary    2-Family    360      358  77.38  6.125   3/1/2006  5/1/2006   2/1/2036  3,317.71  4/1/2006    650,000.00

LOANID    COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN   INDEX       ODATE
--------  ----------  --------  -------------  ------------  ---------  -------  -----  ------  -------  ----------  ----------

88185533   99,999.99  C/O Refi  Stated Income    155,000.00  11/1/2007       13    2.5       1      2.5  6 MO LIBOR  10/24/2005
88187752  600,000.00  C/O Refi  Stated Income    750,000.00  11/1/2015   12.125   2.25       1     2.25  6 MO LIBOR  10/20/2005
88397377  649,977.02  Purchase  Stated Income    821,000.00  12/1/2008   12.625   2.25       1     2.25  6 MO LIBOR  11/10/2005
88419072  458,200.00  Purchase  Stated Income    573,000.00   3/1/2009   12.625   2.25       1     2.25  6 MO LIBOR    2/6/2006
88422548  236,550.00  R/T Refi  Stated Income    305,000.00   3/1/2016   11.875   2.25       1     2.25  6 MO LIBOR    2/3/2006
88472733  348,000.00  Purchase  Stated Income    435,000.00   3/1/2013       12   2.25       1     2.25  6 MO LIBOR    2/3/2006
88566906  300,399.99  Purchase  Stated Income    376,000.00   2/1/2009   12.875   2.25       1     2.25  6 MO LIBOR   1/19/2006
88575733  266,400.00  C/O Refi  Stated Income    333,000.00   1/1/2011   11.625   2.25       1     2.25  6 MO LIBOR   12/8/2005
88581244  531,600.00  Purchase  Stated Income    665,000.00   2/1/2008     12.5    2.5       1      2.5  6 MO LIBOR   1/10/2006
88594783  650,000.00  Purchase  Stated Income    830,000.00   2/1/2009   12.875   2.25       1     2.25  6 MO LIBOR   1/11/2006
88595723  334,399.99  Purchase  Stated Income    430,000.00   1/1/2013   11.625   2.25       1     2.25  6 MO LIBOR  12/20/2005
88602594  332,794.99  Purchase  Stated Income    416,000.00   2/1/2009    12.25   2.25       1     2.25  6 MO LIBOR   1/11/2006
88606595  179,800.00  Purchase  Stated Income    225,000.00   1/1/2009    12.25   2.25       1     2.25  6 MO LIBOR   12/9/2005
88611017  396,000.00  Purchase  Stated Income    495,000.00   3/1/2009    12.25   2.25       1     2.25  6 MO LIBOR    2/9/2006
88611066  889,200.00  Purchase  Stated Income  1,125,000.00   2/1/2011     11.5   2.25       1     2.25  6 MO LIBOR   1/12/2006
88618848  188,800.00  Purchase  Stated Income    245,000.00   2/1/2011     11.5   2.25       1     2.25  6 MO LIBOR    1/6/2006
88624465  439,200.00  R/T Refi  Stated Income    549,000.00   3/1/2009   12.625   2.25       1     2.25  6 MO LIBOR    2/9/2006
88632344  152,000.00  Purchase  Stated Income    190,000.00   1/1/2009     13.5   2.25       1     2.25  6 MO LIBOR  12/22/2005
88640685  360,000.00  Purchase  Stated Income    451,000.00   2/1/2009    12.75   2.25       1     2.25  6 MO LIBOR   1/18/2006
88646914  203,996.25  Purchase  Stated Income    255,000.00   2/1/2009   12.625   2.25       1     2.25  6 MO LIBOR   1/31/2006
88647813  216,000.00  C/O Refi  Full             270,000.00   2/1/2013   11.625   2.25       1     2.25  6 MO LIBOR   1/10/2006
88648332  592,499.99  Purchase  Stated Income    741,000.00   2/1/2009    13.75   2.25       1     2.25  6 MO LIBOR    1/3/2006
88649330  372,000.00  Purchase  Stated Income    465,000.00   2/1/2009   12.625   2.25       1     2.25  6 MO LIBOR   1/25/2006
88649488  228,000.00  Purchase  Stated Income    290,000.00   2/1/2009   12.375   2.25       1     2.25  6 MO LIBOR   1/20/2006
88653050  528,000.00  Purchase  Stated Income    660,000.00   2/1/2009   12.375   2.25       1     2.25  6 MO LIBOR   1/11/2006
88658497   88,000.00  R/T Refi  Full             110,000.00   2/1/2013       12   2.25       1     2.25  6 MO LIBOR   1/27/2006
88659131  324,500.00  R/T Refi  Stated Income    435,000.00   2/1/2009    12.25   2.25       1     2.25  6 MO LIBOR   1/18/2006
88661079  284,000.00  R/T Refi  Stated Income    355,000.00   2/1/2011       12   2.25       1     2.25  6 MO LIBOR   1/18/2006
88665948  367,200.00  Purchase  Stated Income    460,000.00   2/1/2009   12.625   2.25       1     2.25  6 MO LIBOR    1/5/2006
88670518  264,000.00  Purchase  Stated Income    330,000.00   2/1/2008   12.375    2.5       1      2.5  6 MO LIBOR   1/10/2006
88675665  251,999.06  R/T Refi  Stated Income    315,000.00   2/1/2008    12.75    2.5       1      2.5  6 MO LIBOR    1/9/2006
88675749  352,000.00  R/T Refi  Stated Income    440,000.00   2/1/2009   12.625   2.25       1     2.25  6 MO LIBOR   1/13/2006
88676663  386,683.36  R/T Refi  Stated Income    495,000.00   2/1/2009     12.5   2.25       1     2.25  6 MO LIBOR   1/11/2006
88677075  453,600.00  Purchase  Stated Income    567,000.00   2/1/2009    13.25   2.25       1     2.25  6 MO LIBOR   1/17/2006
88677695  316,000.00  Purchase  Stated Income    395,000.00   2/1/2009    12.75   2.25       1     2.25  6 MO LIBOR   1/10/2006
88678156  307,200.00  Purchase  Stated Income    384,000.00   2/1/2008   12.125    2.5       1      2.5  6 MO LIBOR    1/6/2006
88683412  194,400.00  Purchase  Stated Income    265,000.00   2/1/2009   13.375   2.25       1     2.25  6 MO LIBOR   1/27/2006
88684659  580,999.99  R/T Refi  Stated Income    745,000.00   2/1/2011   11.625   2.25       1     2.25  6 MO LIBOR   1/13/2006
88686142  220,000.00  Purchase  Stated Income    280,000.00   2/1/2009    12.75   2.25       1     2.25  6 MO LIBOR    1/4/2006
88687785  650,000.00  Purchase  Stated Income    840,000.00   2/1/2009   12.125   2.25       1     2.25  6 MO LIBOR   1/13/2006

LOANID    SERVICER
--------  ----------

88185533  Greenpoint
88187752  Greenpoint
88397377  Greenpoint
88419072  Greenpoint
88422548  Greenpoint
88472733  Greenpoint
88566906  Greenpoint
88575733  Greenpoint
88581244  Greenpoint
88594783  Greenpoint
88595723  Greenpoint
88602594  Greenpoint
88606595  Greenpoint
88611017  Greenpoint
88611066  Greenpoint
88618848  Greenpoint
88624465  Greenpoint
88632344  Greenpoint
88640685  Greenpoint
88646914  Greenpoint
88647813  Greenpoint
88648332  Greenpoint
88649330  Greenpoint
88649488  Greenpoint
88653050  Greenpoint
88658497  Greenpoint
88659131  Greenpoint
88661079  Greenpoint
88665948  Greenpoint
88670518  Greenpoint
88675665  Greenpoint
88675749  Greenpoint
88676663  Greenpoint
88677075  Greenpoint
88677695  Greenpoint
88678156  Greenpoint
88683412  Greenpoint
88684659  Greenpoint
88686142  Greenpoint
88687785  Greenpoint

LOANID    OCC      PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL        COBAL
--------  -------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------  ----------

88691225  Primary  PUD         360      358     80      7  3/1/2006  5/1/2006   2/1/2036  2,776.67  4/1/2006  476,000.00  476,000.00
88695374  Primary  PUD         360      358  79.98  6.625  3/1/2006  5/1/2006   2/1/2036    957.87  4/1/2006  173,500.00  173,499.99
88695697  Primary  SFR         360      358  78.31    6.5  3/1/2006  4/1/2006   2/1/2036  2,816.67  3/1/2006  520,000.00  519,975.90
88703962  Primary  SFR         360      358     80  6.875  3/1/2006  5/1/2006   2/1/2036  2,475.00  4/1/2006  432,000.00  431,875.00
88707450  Primary  Condo       360      358     80  6.875  3/1/2006  5/1/2006   2/1/2036  1,489.59  4/1/2006  260,000.00  259,999.99
88734389  Primary  SFR         360      358     80   6.75  3/1/2006  4/1/2006   2/1/2036  2,092.50  3/1/2006  372,000.00  372,000.00
88743752  Primary  SFR         360      359     80  6.625  4/1/2006  4/1/2006   3/1/2036  2,031.67  4/1/2006  368,000.00  368,000.00
88745856  Primary  2-Family    360      359     80      7  4/1/2006  4/1/2006   3/1/2036  2,986.67  4/1/2006  512,000.00  512,000.00
88754528  Primary  SFR         360      358  79.99    7.5  3/1/2006  4/1/2006   2/1/2036  1,129.38  3/1/2006  180,700.00  180,643.53
88767330  Primary  SFR         360      358     80  6.375  3/1/2006  5/1/2006   2/1/2036  2,465.00  4/1/2006  464,000.00  464,000.00
88774567  Primary  SFR         360      358     80  6.625  3/1/2006  5/1/2006   2/1/2036  1,413.34  4/1/2006  256,000.00  255,999.99
88781554  Primary  PUD         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  3,666.67  3/1/2006  640,000.00  640,000.00
88781646  Primary  SFR         360      359     80  6.375  4/1/2006  5/1/2006   3/1/2036  1,360.00  4/1/2006  256,000.00  255,992.05
88782966  Primary  SFR         360      359     80  6.375  4/1/2006  4/1/2006   3/1/2036  1,228.25  4/1/2006  231,200.00  231,200.00
88784426  Primary  SFR         360      358     80      7  3/1/2006  4/1/2006   2/1/2036  1,451.34  3/1/2006  248,800.00  248,800.00
88785225  Primary  SFR         360      359  79.84  6.375  4/1/2006  5/1/2006   3/1/2036  2,459.69  4/1/2006  463,000.00  463,000.00
88786645  Primary  PUD         360      359     80  6.625  4/1/2006  4/1/2006   3/1/2036  2,782.50  4/1/2006  504,000.00  504,000.00
88788583  Primary  SFR         360      358     75  7.125  3/1/2006  5/1/2006   2/1/2036  4,987.50  4/1/2006  840,000.00  840,000.00
88789722  Primary  SFR         360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036     662.5  3/1/2006  127,200.00  127,200.00
88792890  Primary  PUD         360      358     80  6.875  3/1/2006  5/1/2006   2/1/2036  1,576.63  4/1/2006  240,000.00  239,595.59
88794227  Primary  SFR         360      358  70.31  6.625  3/1/2006  5/1/2006   2/1/2036  2,881.40  4/1/2006  450,000.00  449,203.75
88795075  Primary  PUD         360      358  76.48   6.75  3/1/2006  4/1/2006   2/1/2036  2,908.13  3/1/2006  517,000.00  517,000.00
88798665  Primary  SFR         360      358  71.01  6.875  3/1/2006  4/1/2006   2/1/2036  2,807.30  3/1/2006  490,000.00  490,000.00
88800529  Primary  SFR         360      359     80   6.25  4/1/2006  4/1/2006   3/1/2036  1,716.67  4/1/2006  329,600.00  329,600.00
88803176  Primary  PUD         360      359   76.3    6.5  4/1/2006  4/1/2006   3/1/2036  3,488.34  4/1/2006  644,000.00  644,000.00
88804729  Primary  SFR         360      359  79.99    6.5  4/1/2006  4/1/2006   3/1/2036  1,393.44  4/1/2006  257,250.00  257,250.00
88807748  Primary  2-Family    360      359     80  6.875  4/1/2006  4/1/2006   3/1/2036  1,228.34  4/1/2006  214,400.00  214,400.00
88808241  Primary  Condo       360      358     80  6.125  3/1/2006  4/1/2006   2/1/2036  1,082.09  3/1/2006  212,000.00  211,999.99
88810320  Primary  SFR         360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036       494  4/1/2006   91,200.00   91,200.00
88816970  Primary  SFR         360      358     80      7  3/1/2006  4/1/2006   2/1/2036  1,936.67  3/1/2006  332,000.00  332,000.00
88820899  Primary  2-Family    360      358     80    7.5  3/1/2006  4/1/2006   2/1/2036       700  3/1/2006  112,000.00  112,000.00
88826821  Primary  SFR         360      358     80  6.125  3/1/2006  4/1/2006   2/1/2036  1,960.00  3/1/2006  384,000.00  384,000.00
88826979  Primary  PUD         360      359  79.99    6.5  4/1/2006  4/1/2006   3/1/2036  4,165.69  4/1/2006  769,050.00  769,050.00
88828140  Primary  PUD         360      358  79.99  5.875  3/1/2006  4/1/2006   2/1/2036    711.61  3/1/2006  145,350.00  145,320.00
88829072  Primary  Condo       360      358  79.72   6.75  3/1/2006  4/1/2006   2/1/2036  1,278.00  3/1/2006  227,200.00  227,200.00
88829809  Primary  PUD         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  1,361.25  3/1/2006  237,600.00  237,600.00
88830476  Primary  PUD         360      359  79.73    6.5  4/1/2006  4/1/2006   3/1/2036     968.5  4/1/2006  178,800.00  178,800.00
88830765  Primary  SFR         360      359  79.99  6.375  4/1/2006  5/1/2006   3/1/2036  2,807.40  4/1/2006  528,450.00  528,350.00
88832951  Primary  SFR         360      359  75.45  6.375  4/1/2006  4/1/2006   3/1/2036  2,465.00  4/1/2006  464,000.00  464,000.00
88833280  Primary  2-Family    360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036  1,581.67  4/1/2006  292,000.00  292,000.00

LOANID    PURPOSE   DOC            OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE       SERVICER
--------  --------  -------------  ------------  --------  -------  -----  ------  ------  ----------  ----------  ----------

88691225  Purchase  Stated Income    620,000.00  2/1/2009       13   2.25       1    2.25  6 MO LIBOR   1/19/2006  Greenpoint
88695374  Purchase  Stated Income    218,000.00  2/1/2011   11.625   2.25       1    2.25  6 MO LIBOR   1/10/2006  Greenpoint
88695697  C/O Refi  Stated Income    664,000.00  2/1/2009     12.5   2.25       1    2.25  6 MO LIBOR   1/26/2006  Greenpoint
88703962  Purchase  Stated Income    540,000.00  2/1/2009   12.875   2.25       1    2.25  6 MO LIBOR    1/9/2006  Greenpoint
88707450  Purchase  Stated Income    325,000.00  2/1/2009   12.875   2.25       1    2.25  6 MO LIBOR   1/24/2006  Greenpoint
88734389  Purchase  Stated Income    475,000.00  2/1/2009    12.75   2.25       1    2.25  6 MO LIBOR   1/27/2006  Greenpoint
88743752  Purchase  Stated Income    460,000.00  3/1/2008   12.625    2.5       1     2.5  6 MO LIBOR    2/2/2006  Greenpoint
88745856  Purchase  Stated Income    640,000.00  3/1/2009       13   2.25       1    2.25  6 MO LIBOR   2/13/2006  Greenpoint
88754528  R/T Refi  Stated Income    225,900.00  2/1/2016     12.5    2.5       1    2.25  6 MO LIBOR   1/30/2006  Greenpoint
88767330  Purchase  Stated Income    580,000.00  2/1/2009   12.375   2.25       1    2.25  6 MO LIBOR   1/30/2006  Greenpoint
88774567  Purchase  Stated Income    320,000.00  2/1/2011   11.625   2.25       1    2.25  6 MO LIBOR   1/31/2006  Greenpoint
88781554  C/O Refi  Full             800,000.00  2/1/2016   11.875   2.25       1    2.25  6 MO LIBOR   1/31/2006  Greenpoint
88781646  Purchase  Stated Income    330,000.00  3/1/2013   11.375   2.25       1    2.25  6 MO LIBOR    2/8/2006  Greenpoint
88782966  Purchase  Stated Income    289,000.00  3/1/2009   12.375   2.25       1    2.25  6 MO LIBOR    2/6/2006  Greenpoint
88784426  Purchase  Stated Income    401,000.00  2/1/2009       13   2.25       1    2.25  6 MO LIBOR   1/30/2006  Greenpoint
88785225  Purchase  Stated Income    580,000.00  3/1/2009   12.375   2.25       1    2.25  6 MO LIBOR    2/1/2006  Greenpoint
88786645  Purchase  Stated Income    630,000.00  3/1/2009   12.625   2.25       1    2.25  6 MO LIBOR    2/1/2006  Greenpoint
88788583  R/T Refi  Stated Income  1,120,000.00  2/1/2013   12.125   2.25       1    2.25  6 MO LIBOR   1/20/2006  Greenpoint
88789722  Purchase  Full             159,000.00  1/1/2009    12.25   2.25       1    2.25  6 MO LIBOR  12/15/2005  Greenpoint
88792890  Purchase  Stated Income    350,000.00  2/1/2009   12.875   2.25       1    2.25  6 MO LIBOR   1/31/2006  Greenpoint
88794227  C/O Refi  Stated Income    640,000.00  2/1/2013   11.625   2.25       1    2.25  6 MO LIBOR   1/30/2006  Greenpoint
88795075  C/O Refi  Full             676,000.00  2/1/2009    12.75   2.25       1    2.25  6 MO LIBOR   1/31/2006  Greenpoint
88798665  Purchase  Stated Income    690,000.00  2/1/2009   12.875   2.25       1    2.25  6 MO LIBOR   1/30/2006  Greenpoint
88800529  C/O Refi  Stated Income    412,000.00  3/1/2009    12.25   2.25       1    2.25  6 MO LIBOR    2/2/2006  Greenpoint
88803176  Purchase  Stated Income    844,000.00  3/1/2008     12.5    2.5       1     2.5  6 MO LIBOR   2/13/2006  Greenpoint
88804729  Purchase  Stated Income    323,000.00  3/1/2013     11.5   2.25       1    2.25  6 MO LIBOR    2/2/2006  Greenpoint
88807748  Purchase  Stated Income    268,000.00  3/1/2013   11.875   2.25       1    2.25  6 MO LIBOR   2/13/2006  Greenpoint
88808241  Purchase  Stated Income    265,000.00  2/1/2009   12.125   2.25       1    2.25  6 MO LIBOR   1/31/2006  Greenpoint
88810320  R/T Refi  Full             114,000.00  3/1/2009     12.5   2.25       1    2.25  6 MO LIBOR    2/2/2006  Greenpoint
88816970  R/T Refi  Stated Income    415,000.00  2/1/2013       12   2.25       1    2.25  6 MO LIBOR   1/23/2006  Greenpoint
88820899  Purchase  Stated Income    140,000.00  2/1/2013     12.5    2.5       1    2.25  6 MO LIBOR   1/30/2006  Greenpoint
88826821  Purchase  Stated Income    480,000.00  2/1/2011   11.125   2.25       1    2.25  6 MO LIBOR   1/30/2006  Greenpoint
88826979  Purchase  Stated Income    962,000.00  3/1/2009     12.5   2.25       1    2.25  6 MO LIBOR    2/9/2006  Greenpoint
88828140  R/T Refi  Full             181,700.00  2/1/2009   11.875   2.25       1    2.25  6 MO LIBOR   1/30/2006  Greenpoint
88829072  Purchase  Stated Income    285,000.00  2/1/2011    11.75   2.25       1    2.25  6 MO LIBOR    2/1/2006  Greenpoint
88829809  Purchase  Stated Income    299,000.00  2/1/2009   12.875   2.25       1    2.25  6 MO LIBOR   1/31/2006  Greenpoint
88830476  Purchase  Stated Income    226,000.00  3/1/2009     12.5   2.25       1    2.25  6 MO LIBOR    2/1/2006  Greenpoint
88830765  Purchase  Stated Income    664,000.00  3/1/2009   12.375   2.25       1    2.25  6 MO LIBOR    2/3/2006  Greenpoint
88832951  C/O Refi  Full             615,000.00  3/1/2013   11.375   2.25       1    2.25  6 MO LIBOR    2/6/2006  Greenpoint
88833280  R/T Refi  Stated Income    365,000.00  3/1/2009     12.5   2.25       1    2.25  6 MO LIBOR    2/3/2006  Greenpoint

LOANID    OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
--------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------

88833744  Primary    SFR         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  2,655.00  4/1/2006  472,000.00
88840988  Primary    Condo       360      358     80   6.75  3/1/2006  4/1/2006   2/1/2036    482.69  3/1/2006   80,000.00
88841242  Primary    SFR         360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036  1,095.84  3/1/2006  210,400.00
88842687  Primary    PUD         360      358     80  6.625  3/1/2006  4/1/2006   2/1/2036  1,590.00  3/1/2006  288,000.00
88845755  Primary    SFR         360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036     824.5  3/1/2006  155,200.00
88847322  Primary    Condo       360      359     80   6.75  4/1/2006  5/1/2006   3/1/2036  2,475.00  4/1/2006  440,000.00
88847439  Primary    SFR         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  1,260.00  4/1/2006  224,000.00
88849443  Primary    SFR         360      359     80   6.75  4/1/2006  5/1/2006   3/1/2036  1,665.00  4/1/2006  296,000.00
88849856  Primary    SFR         360      358     80  6.625  3/1/2006  4/1/2006   2/1/2036  3,082.84  3/1/2006  558,400.00
88850722  Primary    SFR         360      359     80  6.375  4/1/2006  5/1/2006   3/1/2036  2,035.75  4/1/2006  383,200.00
88852124  Primary    SFR         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  1,512.50  3/1/2006  264,000.00
88853924  Primary    SFR         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036  1,560.00  3/1/2006  288,000.00
88854112  Primary    SFR         360      359  79.96   6.75  4/1/2006  4/1/2006   3/1/2036    887.07  4/1/2006  157,700.00
88854567  Primary    SFR         360      359     80  7.125  4/1/2006  4/1/2006   3/1/2036  2,565.00  4/1/2006  432,000.00
88855754  Primary    2-Family    360      359     80  6.875  4/1/2006  4/1/2006   3/1/2036  2,520.84  4/1/2006  440,000.00
88858105  Secondary  SFR         360      359     80   6.25  4/1/2006  4/1/2006   3/1/2036    418.69  4/1/2006   68,000.00
88858972  Primary    Condo       360      359     80  6.375  4/1/2006  4/1/2006   3/1/2036  2,975.00  4/1/2006  560,000.00
88861364  Primary    SFR         360      358     80  6.125  3/1/2006  5/1/2006   2/1/2036  2,368.34  4/1/2006  464,000.00
88862156  Primary    2-Family    360      359     80  6.875  4/1/2006  4/1/2006   3/1/2036  3,300.00  4/1/2006  576,000.00
88862677  Primary    Condo       360      359  79.99   6.75  4/1/2006  4/1/2006   3/1/2036       684  4/1/2006  121,600.00
88863311  Primary    PUD         360      359     80  7.125  4/1/2006  5/1/2006   3/1/2036  3,813.66  4/1/2006  642,300.00
88865274  Primary    PUD         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  1,251.00  4/1/2006  222,400.00
88866462  Primary    SFR         360      358     80   6.75  3/1/2006  4/1/2006   2/1/2036  1,462.50  3/1/2006  260,000.00
88868484  Primary    PUD         360      358     80  6.625  3/1/2006  4/1/2006   2/1/2036  2,164.17  3/1/2006  392,000.00
88868583  Primary    SFR         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  3,024.00  4/1/2006  537,600.00
88870555  Primary    SFR         360      358     80   6.75  3/1/2006  4/1/2006   2/1/2036  1,323.00  3/1/2006  235,200.00
88871983  Primary    Condo       360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036  1,846.00  3/1/2006  340,800.00
88873583  Primary    Condo       360      358     80    6.5  3/1/2006  5/1/2006   2/1/2036  1,148.34  4/1/2006  212,000.00
88874227  Primary    SFR         360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036     994.5  3/1/2006  187,200.00
88875695  Primary    SFR         360      359     80  6.875  4/1/2006  4/1/2006   3/1/2036  1,077.09  4/1/2006  188,000.00
88876115  Primary    Condo       360      358     80  7.625  3/1/2006  5/1/2006   2/1/2036  1,169.17  4/1/2006  184,000.00
88879234  Primary    SFR         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  4,125.00  3/1/2006  720,000.00
88879655  Primary    SFR         360      359     70   7.75  4/1/2006  4/1/2006   3/1/2036  1,238.71  4/1/2006  191,800.00
88880414  Primary    PUD         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  1,558.34  3/1/2006  272,000.00
88880836  Primary    SFR         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036  1,382.07  3/1/2006  255,150.00
88882659  Primary    SFR         360      358     80  6.625  3/1/2006  5/1/2006   2/1/2036  3,109.34  4/1/2006  563,200.00
88883558  Primary    SFR         360      358     80      7  3/1/2006  4/1/2006   2/1/2036  1,166.67  3/1/2006  200,000.00
88884507  Primary    SFR         360      359     80  6.625  4/1/2006  5/1/2006   3/1/2036  3,091.67  4/1/2006  560,000.00
88885256  Primary    SFR         360      359  63.54      6  4/1/2006  4/1/2006   3/1/2036  4,130.00  4/1/2006  826,000.00
88885413  Primary    Condo       360      358     80    6.5  3/1/2006  5/1/2006   2/1/2036  2,448.34  4/1/2006  452,000.00

LOANID    COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
--------  ----------  --------  -------------  ------------  --------  -------  -----  ------  ------  ----------  ---------

88833744  472,000.00  Purchase  Stated Income    590,000.00  3/1/2008    12.75    2.5       1     2.5  6 MO LIBOR   2/2/2006
88840988   79,934.44  C/O Refi  Stated Income    100,000.00  2/1/2009    12.75   2.25       1    2.25  6 MO LIBOR  1/25/2006
88841242  210,399.99  C/O Refi  Stated Income    263,000.00  2/1/2008    12.25    2.5       1     2.5  6 MO LIBOR  1/24/2006
88842687  288,000.00  Purchase  Stated Income    360,000.00  2/1/2008   12.625    2.5       1     2.5  6 MO LIBOR  1/30/2006
88845755  155,200.00  Purchase  Full             200,000.00  2/1/2009   12.375   2.25       1    2.25  6 MO LIBOR  1/26/2006
88847322  440,000.00  Purchase  Stated Income    550,000.00  3/1/2013    11.75   2.25       1    2.25  6 MO LIBOR   2/1/2006
88847439  224,000.00  Purchase  Stated Income    300,000.00  3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR   2/6/2006
88849443  296,000.00  Purchase  Stated Income    370,000.00  3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR   2/8/2006
88849856  558,382.83  Purchase  Stated Income    698,000.00  2/1/2009   12.625   2.25       1    2.25  6 MO LIBOR  1/26/2006
88850722  383,200.00  Purchase  Stated Income    479,000.00  3/1/2009   12.375   2.25       1    2.25  6 MO LIBOR   2/7/2006
88852124  264,000.00  Purchase  Stated Income    330,000.00  2/1/2013   11.875   2.25       1    2.25  6 MO LIBOR  1/31/2006
88853924  288,000.00  C/O Refi  Stated Income    360,000.00  2/1/2013     11.5   2.25       1    2.25  6 MO LIBOR  1/30/2006
88854112  157,700.00  Purchase  Stated Income    205,000.00  3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR   2/7/2006
88854567  432,000.00  Purchase  Stated Income    540,000.00  3/1/2008   13.125    2.5       1     2.5  6 MO LIBOR   2/3/2006
88855754  440,000.00  Purchase  Stated Income    550,000.00  3/1/2013   11.875   2.25       1    2.25  6 MO LIBOR  2/10/2006
88858105   67,935.48  Purchase  Full              87,000.00  3/1/2009    12.25   2.25       1    2.25  6 MO LIBOR   2/6/2006
88858972  560,000.00  Purchase  Stated Income    715,000.00  3/1/2009   12.375   2.25       1    2.25  6 MO LIBOR   2/2/2006
88861364  463,999.99  Purchase  Stated Income    580,000.00  2/1/2009   12.125   2.25       1    2.25  6 MO LIBOR  1/27/2006
88862156  576,000.00  Purchase  Stated Income    720,000.00  3/1/2016   11.875   2.25       1    2.25  6 MO LIBOR   2/3/2006
88862677  121,600.00  Purchase  Stated Income    152,023.00  3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR   2/6/2006
88863311  642,300.00  Purchase  Stated Income    803,000.00  3/1/2011   12.125   2.25       1    2.25  6 MO LIBOR   2/7/2006
88865274  222,400.00  Purchase  Stated Income    278,000.00  3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR   2/9/2006
88866462  260,000.00  Purchase  Stated Income    325,000.00  2/1/2009    12.75   2.25       1    2.25  6 MO LIBOR  1/31/2006
88868484  392,000.00  Purchase  Stated Income    494,000.00  2/1/2009   12.625   2.25       1    2.25  6 MO LIBOR  1/30/2006
88868583  537,600.00  Purchase  Stated Income    675,000.00  3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR   2/1/2006
88870555  235,200.00  Purchase  Stated Income    297,000.00  2/1/2009    12.75   2.25       1    2.25  6 MO LIBOR   2/3/2006
88871983  340,800.00  Purchase  Stated Income    426,000.00  2/1/2009     12.5   2.25       1    2.25  6 MO LIBOR   2/1/2006
88873583  211,999.99  Purchase  Stated Income    265,000.00  2/1/2009     12.5   2.25       1    2.25  6 MO LIBOR  1/31/2006
88874227  187,200.00  R/T Refi  Stated Income    234,000.00  2/1/2009   12.375   2.25       1    2.25  6 MO LIBOR  1/26/2006
88875695  188,000.00  R/T Refi  Stated Income    235,000.00  3/1/2013   11.875   2.25       1    2.25  6 MO LIBOR   2/8/2006
88876115  184,000.00  C/O Refi  Stated Income    230,000.00  2/1/2013   12.625  2.625       1    2.25  6 MO LIBOR  1/26/2006
88879234  719,984.16  C/O Refi  Stated Income    900,000.00  2/1/2011   11.875   2.25       1    2.25  6 MO LIBOR  1/27/2006
88879655  191,800.00  C/O Refi  Full             274,000.00  3/1/2016    12.75   2.75       1    2.25  6 MO LIBOR   2/1/2006
88880414  271,999.99  Purchase  Stated Income    360,000.00  2/1/2011   11.875   2.25       1    2.25  6 MO LIBOR   2/3/2006
88880836  255,149.99  Purchase  Stated Income    319,000.00  2/1/2009     12.5   2.25       1    2.25  6 MO LIBOR  1/31/2006
88882659  563,200.00  Purchase  Stated Income    705,000.00  2/1/2013   11.625   2.25       1    2.25  6 MO LIBOR  1/30/2006
88883558  200,000.00  R/T Refi  Full             250,000.00  2/1/2016       12   2.25       1    2.25  6 MO LIBOR  1/30/2006
88884507  560,000.00  C/O Refi  Stated Income    700,000.00  3/1/2016   11.625   2.25       1    2.25  6 MO LIBOR   2/8/2006
88885256  826,000.00  C/O Refi  Stated Income  1,300,000.00  3/1/2009       12   2.25       1    2.25  6 MO LIBOR   2/1/2006
88885413  452,000.00  Purchase  Stated Income    565,000.00  2/1/2009     12.5   2.25       1    2.25  6 MO LIBOR  1/26/2006

LOANID    SERVICER
--------  ----------

88833744  Greenpoint
88840988  Greenpoint
88841242  Greenpoint
88842687  Greenpoint
88845755  Greenpoint
88847322  Greenpoint
88847439  Greenpoint
88849443  Greenpoint
88849856  Greenpoint
88850722  Greenpoint
88852124  Greenpoint
88853924  Greenpoint
88854112  Greenpoint
88854567  Greenpoint
88855754  Greenpoint
88858105  Greenpoint
88858972  Greenpoint
88861364  Greenpoint
88862156  Greenpoint
88862677  Greenpoint
88863311  Greenpoint
88865274  Greenpoint
88866462  Greenpoint
88868484  Greenpoint
88868583  Greenpoint
88870555  Greenpoint
88871983  Greenpoint
88873583  Greenpoint
88874227  Greenpoint
88875695  Greenpoint
88876115  Greenpoint
88879234  Greenpoint
88879655  Greenpoint
88880414  Greenpoint
88880836  Greenpoint
88882659  Greenpoint
88883558  Greenpoint
88884507  Greenpoint
88885256  Greenpoint
88885413  Greenpoint

LOANID    OCC      PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL        COBAL
--------  -------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------  ----------

88886593  Primary  SFR         360      358     80  7.625  3/1/2006  5/1/2006   2/1/2036    464.46  4/1/2006   69,600.00   69,555.44
88887179  Primary  SFR         360      358     80  7.125  3/1/2006  5/1/2006   2/1/2036  1,140.00  4/1/2006  192,000.00  192,000.00
88888474  Primary  SFR         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  1,077.09  3/1/2006  188,000.00  187,999.99
88890355  Primary  SFR         360      359     80      7  4/1/2006  5/1/2006   3/1/2036  1,306.67  4/1/2006  224,000.00  224,000.00
88892757  Primary  SFR         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  2,835.00  4/1/2006  504,000.00  504,000.00
88893326  Primary  SFR         360      359  79.99   7.25  4/1/2006  4/1/2006   3/1/2036  2,744.73  4/1/2006  454,300.00  454,300.00
88895420  Primary  SFR         360      358     80  6.625  3/1/2006  5/1/2006   2/1/2036  2,870.84  4/1/2006  520,000.00  520,000.00
88896022  Primary  SFR         360      359     80  7.375  4/1/2006  4/1/2006   3/1/2036  2,999.17  4/1/2006  488,000.00  488,000.00
88897657  Primary  SFR         360      359     75  6.375  4/1/2006  5/1/2006   3/1/2036  2,438.44  4/1/2006  459,000.00  458,438.44
88898341  Primary  PUD         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  1,283.34  3/1/2006  224,000.00  223,999.99
88899679  Primary  SFR         360      359     80   6.25  4/1/2006  4/1/2006   3/1/2036  1,458.34  4/1/2006  280,000.00  280,000.00
88901665  Primary  SFR         360      358     80  6.875  3/1/2006  5/1/2006   2/1/2036  1,993.75  4/1/2006  348,000.00  348,000.00
88901764  Primary  Condo       360      359     80  6.625  4/1/2006  4/1/2006   3/1/2036  2,385.00  4/1/2006  432,000.00  432,000.00
88902895  Primary  PUD         360      359     80  6.875  4/1/2006  4/1/2006   3/1/2036  1,035.84  4/1/2006  180,800.00  180,800.00
88903117  Primary  Condo       360      359     80  6.375  4/1/2006  5/1/2006   3/1/2036     807.5  4/1/2006  152,000.00  152,000.00
88903174  Primary  SFR         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036     877.5  4/1/2006  156,000.00  156,000.00
88903604  Primary  PUD         360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036    628.34  4/1/2006  116,000.00  116,000.00
88904545  Primary  SFR         360      358  78.87    6.5  3/1/2006  4/1/2006   2/1/2036  1,639.28  3/1/2006  280,000.00  279,754.11
88904636  Primary  Condo       360      358     80   6.75  3/1/2006  4/1/2006   2/1/2036  1,003.50  3/1/2006  178,400.00  178,400.00
88905351  Primary  PUD         360      359  79.99  6.875  4/1/2006  5/1/2006   3/1/2036  2,400.53  4/1/2006  419,000.00  419,000.00
88906029  Primary  PUD         360      359     80  6.375  4/1/2006  5/1/2006   3/1/2036  3,038.75  4/1/2006  572,000.00  572,000.00
88906540  Primary  SFR         360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036  1,451.67  4/1/2006  268,000.00  268,000.00
88907316  Primary  SFR         360      359  79.27      7  4/1/2006  4/1/2006   3/1/2036  3,791.67  4/1/2006  650,000.00  650,000.00
88909361  Primary  SFR         360      359  79.99  5.875  4/1/2006  4/1/2006   3/1/2036    854.33  4/1/2006  174,500.00  174,500.00
88910096  Primary  SFR         360      359     80  7.375  4/1/2006  5/1/2006   3/1/2036  2,182.54  4/1/2006  316,000.00  315,759.54
88910930  Primary  Condo       360      359  79.98  6.875  4/1/2006  4/1/2006   3/1/2036    489.85  4/1/2006   85,500.00   85,500.00
88911037  Primary  SFR         360      359     80    6.5  4/1/2006  5/1/2006   3/1/2036  2,166.67  4/1/2006  400,000.00  400,000.00
88911086  Primary  Condo       360      358  77.78  6.875  3/1/2006  4/1/2006   2/1/2036  2,005.21  3/1/2006  350,000.00  350,000.00
88911821  Primary  SFR         360      359     80  6.375  4/1/2006  5/1/2006   3/1/2036  2,261.00  4/1/2006  425,600.00  425,600.00
88912183  Primary  PUD         360      359     80  6.375  4/1/2006  4/1/2006   3/1/2036       833  4/1/2006  156,800.00  156,800.00
88912241  Primary  PUD         360      359     80  6.375  4/1/2006  5/1/2006   3/1/2036       969  4/1/2006  182,400.00  182,400.00
88912506  Primary  SFR         360      359  79.05  6.875  4/1/2006  4/1/2006   3/1/2036  1,902.09  4/1/2006  332,000.00  332,000.00
88912902  Primary  SFR         360      358     80      7  3/1/2006  4/1/2006   2/1/2036  1,376.67  3/1/2006  236,000.00  236,000.00
88913264  Primary  Condo       360      359     80  6.625  4/1/2006  5/1/2006   3/1/2036  2,605.84  4/1/2006  472,000.00  471,999.99
88914429  Primary  SFR         360      359     80  6.375  4/1/2006  5/1/2006   3/1/2036  2,792.25  4/1/2006  525,600.00  525,600.00
88914981  Primary  SFR         360      359     80    6.5  4/1/2006  5/1/2006   3/1/2036  1,005.34  4/1/2006  185,600.00  185,598.38
88915087  Primary  SFR         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  1,620.00  4/1/2006  288,000.00  288,000.00
88915913  Primary  PUD         360      359  76.19  6.375  4/1/2006  4/1/2006   3/1/2036  1,700.00  4/1/2006  320,000.00  320,000.00
88916424  Primary  SFR         360      359  78.79    6.5  4/1/2006  4/1/2006   3/1/2036  3,520.84  4/1/2006  650,000.00  650,000.00
88916721  Primary  2-Family    360      359     80    6.5  4/1/2006  5/1/2006   3/1/2036  2,647.67  4/1/2006  488,800.00  488,800.00

LOANID    PURPOSE   DOC            OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE      SERVICER
--------  --------  -------------  ------------  --------  -------  -----  ------  ------  ----------  ---------  ----------

88886593  Purchase  Stated Income     90,000.00  2/1/2009   13.625   2.25       1    2.25  6 MO LIBOR  1/31/2006  Greenpoint
88887179  R/T Refi  Stated Income    240,000.00  2/1/2013   12.125   2.25       1    2.25  6 MO LIBOR  1/26/2006  Greenpoint
88888474  C/O Refi  Stated Income    235,000.00  2/1/2009   12.875   2.25       1    2.25  6 MO LIBOR  1/31/2006  Greenpoint
88890355  Purchase  Stated Income    298,000.00  3/1/2009       13   2.25       1    2.25  6 MO LIBOR   2/8/2006  Greenpoint
88892757  C/O Refi  Stated Income    630,000.00  3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR   2/1/2006  Greenpoint
88893326  Purchase  Stated Income    567,945.00  3/1/2009    13.25   2.25       1    2.25  6 MO LIBOR   2/2/2006  Greenpoint
88895420  Purchase  Stated Income    650,000.00  2/1/2009   12.625   2.25       1    2.25  6 MO LIBOR  1/31/2006  Greenpoint
88896022  C/O Refi  Stated Income    610,000.00  3/1/2009   13.375   2.25       1    2.25  6 MO LIBOR   2/1/2006  Greenpoint
88897657  C/O Refi  Stated Income    612,000.00  3/1/2009   12.375   2.25       1    2.25  6 MO LIBOR   2/1/2006  Greenpoint
88898341  Purchase  Stated Income    292,500.00  2/1/2009   12.875   2.25       1    2.25  6 MO LIBOR  1/31/2006  Greenpoint
88899679  Purchase  Stated Income    350,000.00  3/1/2009    12.25   2.25       1    2.25  6 MO LIBOR   2/6/2006  Greenpoint
88901665  Purchase  Stated Income    437,000.00  2/1/2009   12.875   2.25       1    2.25  6 MO LIBOR  1/31/2006  Greenpoint
88901764  Purchase  Stated Income    540,000.00  3/1/2013   11.625   2.25       1    2.25  6 MO LIBOR   2/2/2006  Greenpoint
88902895  R/T Refi  Stated Income    226,000.00  3/1/2013   11.875   2.25       1    2.25  6 MO LIBOR   2/8/2006  Greenpoint
88903117  R/T Refi  Stated Income    190,000.00  3/1/2009   12.375   2.25       1    2.25  6 MO LIBOR   2/6/2006  Greenpoint
88903174  Purchase  Stated Income    196,000.00  3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR  2/13/2006  Greenpoint
88903604  Purchase  Full             145,000.00  3/1/2009     12.5   2.25       1    2.25  6 MO LIBOR  2/13/2006  Greenpoint
88904545  C/O Refi  Stated Income    355,000.00  2/1/2009     12.5   2.25       1    2.25  6 MO LIBOR  1/26/2006  Greenpoint
88904636  C/O Refi  Stated Income    223,000.00  2/1/2011    11.75   2.25       1    2.25  6 MO LIBOR  1/31/2006  Greenpoint
88905351  Purchase  Stated Income    545,000.00  3/1/2013   11.875   2.25       1    2.25  6 MO LIBOR   2/1/2006  Greenpoint
88906029  Purchase  Stated Income    715,000.00  3/1/2013   11.375   2.25       1    2.25  6 MO LIBOR   2/7/2006  Greenpoint
88906540  R/T Refi  Stated Income    335,000.00  3/1/2011     11.5   2.25       1    2.25  6 MO LIBOR   2/3/2006  Greenpoint
88907316  Purchase  Stated Income    820,000.00  3/1/2009       13   2.25       1    2.25  6 MO LIBOR   2/2/2006  Greenpoint
88909361  Purchase  Full             218,500.00  3/1/2009   11.875   2.25       1    2.25  6 MO LIBOR   2/8/2006  Greenpoint
88910096  Purchase  Stated Income    395,000.00  3/1/2013   12.375  2.375       1    2.25  6 MO LIBOR  2/13/2006  Greenpoint
88910930  Purchase  Stated Income    108,000.00  3/1/2013   11.875   2.25       1    2.25  6 MO LIBOR   2/1/2006  Greenpoint
88911037  Purchase  Stated Income    515,000.00  3/1/2009     12.5   2.25       1    2.25  6 MO LIBOR  2/14/2006  Greenpoint
88911086  R/T Refi  Stated Income    450,000.00  2/1/2009   12.875   2.25       1    2.25  6 MO LIBOR   2/3/2006  Greenpoint
88911821  Purchase  Full             550,000.00  3/1/2009   12.375   2.25       1    2.25  6 MO LIBOR   2/3/2006  Greenpoint
88912183  Purchase  Stated Income    206,000.00  3/1/2011   11.375   2.25       1    2.25  6 MO LIBOR   2/3/2006  Greenpoint
88912241  Purchase  Full             230,000.00  3/1/2013   11.375   2.25       1    2.25  6 MO LIBOR   2/3/2006  Greenpoint
88912506  R/T Refi  Stated Income    420,000.00  3/1/2013   11.875   2.25       1    2.25  6 MO LIBOR  2/10/2006  Greenpoint
88912902  Purchase  Stated Income    295,000.00  2/1/2013       12   2.25       1    2.25  6 MO LIBOR  1/31/2006  Greenpoint
88913264  Purchase  Full             600,000.00  3/1/2013   11.625   2.25       1    2.25  6 MO LIBOR   2/6/2006  Greenpoint
88914429  Purchase  Stated Income    676,000.00  3/1/2011   11.375   2.25       1    2.25  6 MO LIBOR   2/1/2006  Greenpoint
88914981  R/T Refi  Stated Income    232,000.00  3/1/2009     12.5   2.25       1    2.25  6 MO LIBOR   2/9/2006  Greenpoint
88915087  Purchase  Stated Income    360,000.00  3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR   2/6/2006  Greenpoint
88915913  R/T Refi  Stated Income    420,000.00  3/1/2009   12.375   2.25       1    2.25  6 MO LIBOR   2/7/2006  Greenpoint
88916424  Purchase  Stated Income    825,000.00  3/1/2011     11.5   2.25       1    2.25  6 MO LIBOR   2/9/2006  Greenpoint
88916721  Purchase  Stated Income    611,000.00  3/1/2009     12.5   2.25       1    2.25  6 MO LIBOR   2/7/2006  Greenpoint

LOANID    OCC      PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL        COBAL
--------  -------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------  ----------

88917356  Primary  SFR         360      359     80  6.375  4/1/2006  4/1/2006  3/1/2036   3,272.50  4/1/2006  616,000.00  616,000.00
88917729  Primary  PUD         360      359     80  6.875  4/1/2006  5/1/2006  3/1/2036   2,585.68  4/1/2006  393,600.00  393,269.32
88917752  Primary  Condo       360      358     80    6.5  3/1/2006  4/1/2006  2/1/2036     658.67  3/1/2006  121,600.00  121,570.00
88918271  Primary  Condo       360      358  78.81    6.5  3/1/2006  4/1/2006  2/1/2036   1,148.34  3/1/2006  212,000.00  212,000.00
88921481  Primary  PUD         360      358     80  7.625  3/1/2006  5/1/2006  2/1/2036   3,131.34  4/1/2006  492,800.00  492,800.00
88922216  Primary  SFR         360      359  66.67  6.875  4/1/2006  4/1/2006  3/1/2036   5,328.13  4/1/2006  930,000.00  930,000.00
88922794  Primary  SFR         360      359  79.98  6.125  4/1/2006  4/1/2006  3/1/2036   2,854.25  4/1/2006  559,200.00  559,200.00
88923180  Primary  PUD         360      359  79.99    6.5  4/1/2006  4/1/2006  3/1/2036   1,788.32  4/1/2006  330,150.00  330,150.00
88923503  Primary  SFR         360      359     80  6.375  4/1/2006  4/1/2006  3/1/2036   1,211.25  4/1/2006  228,000.00  228,000.00
88924980  Primary  2-Family    360      359     80   7.25  4/1/2006  5/1/2006  3/1/2036   2,247.50  4/1/2006  372,000.00  372,000.00
88927058  Primary  SFR         360      358     80      7  3/1/2006  4/1/2006  2/1/2036   1,652.00  3/1/2006  283,200.00  283,200.00
88927181  Primary  SFR         360      359     80   7.25  4/1/2006  5/1/2006  3/1/2036   1,933.34  4/1/2006  320,000.00  319,999.99
88929112  Primary  SFR         360      359     80   6.75  4/1/2006  5/1/2006  3/1/2036      751.5  4/1/2006  133,600.00  133,600.00
88929880  Primary  Condo       360      358  79.99    6.5  3/1/2006  5/1/2006  2/1/2036   1,451.13  4/1/2006  267,900.00  267,900.00
88930037  Primary  SFR         360      359     80  6.625  4/1/2006  4/1/2006  3/1/2036   1,987.50  4/1/2006  360,000.00  360,000.00
88930144  Primary  PUD         360      359     80   6.25  4/1/2006  4/1/2006  3/1/2036   2,176.05  4/1/2006  417,800.00  417,800.00
88931043  Primary  SFR         360      359     80  6.375  4/1/2006  4/1/2006  3/1/2036   1,089.07  4/1/2006  205,000.00  205,000.00
88931993  Primary  Condo       360      359     80  6.125  4/1/2006  4/1/2006  3/1/2036   2,225.42  4/1/2006  436,000.00  436,000.00
88932322  Primary  Condo       360      359     80      7  4/1/2006  5/1/2006  3/1/2036   2,408.00  4/1/2006  412,800.00  412,800.00
88933239  Primary  SFR         360      359     80  6.375  4/1/2006  5/1/2006  3/1/2036   2,847.50  4/1/2006  536,000.00  536,000.00
88933254  Primary  SFR         360      359     80    6.5  4/1/2006  4/1/2006  3/1/2036   3,185.00  4/1/2006  588,000.00  588,000.00
88933544  Primary  SFR         360      359     80   6.75  4/1/2006  5/1/2006  3/1/2036   2,857.50  4/1/2006  508,000.00  508,000.00
88934781  Primary  SFR         360      359  74.92    6.5  4/1/2006  4/1/2006  3/1/2036   2,394.17  4/1/2006  442,000.00  442,000.00
88936844  Primary  SFR         360      359  77.59  6.625  4/1/2006  4/1/2006  3/1/2036   1,242.19  4/1/2006  225,000.00  225,000.00
88936893  Primary  SFR         360      359  76.95      7  4/1/2006  4/1/2006  3/1/2036   2,248.75  4/1/2006  385,500.00  385,500.00
88937735  Primary  SFR         360      359     80  6.375  4/1/2006  5/1/2006  3/1/2036   3,017.50  4/1/2006  568,000.00  568,000.00
88939434  Primary  PUD         360      359     80      7  4/1/2006  5/1/2006  3/1/2036   2,037.00  4/1/2006  349,200.00  349,200.00
88939780  Primary  Condo       360      359     80    6.5  4/1/2006  4/1/2006  3/1/2036   2,162.34  4/1/2006  399,200.00  399,200.00
88939863  Primary  PUD         360      359  79.35   6.25  4/1/2006  4/1/2006  3/1/2036   2,541.67  4/1/2006  488,000.00  488,000.00
88941216  Primary  SFR         360      359  76.47  7.375  4/1/2006  4/1/2006  3/1/2036   3,994.80  4/1/2006  650,000.00  650,000.00
88946603  Primary  SFR         360      359     80   6.75  4/1/2006  4/1/2006  3/1/2036   1,979.72  4/1/2006  351,950.00  351,950.00
88946892  Primary  SFR         360      359     80    6.5  4/1/2006  4/1/2006  3/1/2036   1,174.34  4/1/2006  216,800.00  215,483.48
88947049  Primary  SFR         360      359  75.58   6.75  4/1/2006  5/1/2006  3/1/2036   3,656.25  4/1/2006  650,000.00  650,000.00
88947445  Primary  SFR         360      359     80      6  4/1/2006  4/1/2006  3/1/2036        852  4/1/2006  170,400.00  170,400.00
88948450  Primary  PUD         360      359     80   6.75  4/1/2006  5/1/2006  3/1/2036   4,563.85  4/1/2006  811,350.00  811,350.00
88948757  Primary  PUD         360      359     80  6.625  4/1/2006  5/1/2006  3/1/2036   1,325.00  4/1/2006  240,000.00  240,000.00
88950670  Primary  SFR         360      359     80   6.75  4/1/2006  5/1/2006  3/1/2036   1,606.50  4/1/2006  285,600.00  285,600.00
88953773  Primary  SFR         360      359     80  7.375  4/1/2006  5/1/2006  3/1/2036   1,755.25  4/1/2006  285,600.00  285,600.00
88954979  Primary  SFR         360      359  79.76  6.375  4/1/2006  4/1/2006  3/1/2036   1,492.30  4/1/2006  239,200.00  238,978.45
88956370  Primary  SFR         360      359     80    6.5  4/1/2006  4/1/2006  3/1/2036   1,415.84  4/1/2006  224,000.00  223,797.49

LOANID    PURPOSE   DOC            OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE      SERVICER
--------  --------  -------------  ------------  --------  -------  -----  ------  ------  ----------  ---------  ----------

88917356  Purchase  Stated Income    779,000.00  3/1/2009  12.375    2.25       1    2.25  6 MO LIBOR   2/7/2006  Greenpoint
88917729  C/O Refi  Stated Income    492,000.00  3/1/2008  12.875     2.5       1     2.5  6 MO LIBOR   2/3/2006  Greenpoint
88917752  Purchase  Stated Income    154,000.00  2/1/2011    11.5    2.25       1    2.25  6 MO LIBOR  1/31/2006  Greenpoint
88918271  R/T Refi  Stated Income    269,000.00  2/1/2009    12.5    2.25       1    2.25  6 MO LIBOR  1/31/2006  Greenpoint
88921481  C/O Refi  Full             616,000.00  2/1/2009  13.625    2.25       1    2.25  6 MO LIBOR  1/31/2006  Greenpoint
88922216  R/T Refi  Stated Income  1,395,000.00  3/1/2011  11.875    2.25       1    2.25  6 MO LIBOR  2/10/2006  Greenpoint
88922794  R/T Refi  Stated Income    699,200.00  3/1/2009  12.125    2.25       1    2.25  6 MO LIBOR   2/3/2006  Greenpoint
88923180  Purchase  Stated Income    420,000.00  3/1/2009    12.5    2.25       1    2.25  6 MO LIBOR   2/8/2006  Greenpoint
88923503  Purchase  Stated Income    300,000.00  3/1/2009  12.375    2.25       1    2.25  6 MO LIBOR   2/7/2006  Greenpoint
88924980  R/T Refi  Stated Income    465,000.00  3/1/2009   13.25    2.25       1    2.25  6 MO LIBOR   2/3/2006  Greenpoint
88927058  Purchase  Stated Income    415,000.00  2/1/2009      13    2.25       1    2.25  6 MO LIBOR  1/30/2006  Greenpoint
88927181  Purchase  Stated Income    450,000.00  3/1/2013   12.25    2.25       1    2.25  6 MO LIBOR   2/9/2006  Greenpoint
88929112  Purchase  Stated Income    170,000.00  3/1/2009   12.75    2.25       1    2.25  6 MO LIBOR  2/10/2006  Greenpoint
88929880  Purchase  Stated Income    344,000.00  2/1/2011    11.5    2.25       1    2.25  6 MO LIBOR  1/31/2006  Greenpoint
88930037  R/T Refi  Stated Income    450,000.00  3/1/2009  12.625    2.25       1    2.25  6 MO LIBOR   2/1/2006  Greenpoint
88930144  Purchase  Stated Income    600,000.00  3/1/2011   11.25    2.25       1    2.25  6 MO LIBOR   2/9/2006  Greenpoint
88931043  Purchase  Stated Income    430,000.00  3/1/2009  12.375    2.25       1    2.25  6 MO LIBOR   2/9/2006  Greenpoint
88931993  Purchase  Stated Income    545,000.00  3/1/2008  12.125     2.5       1     2.5  6 MO LIBOR   2/7/2006  Greenpoint
88932322  R/T Refi  Stated Income    516,000.00  3/1/2011      12    2.25       1    2.25  6 MO LIBOR   2/8/2006  Greenpoint
88933239  Purchase  Stated Income    672,000.00  3/1/2009  12.375    2.25       1    2.25  6 MO LIBOR  2/13/2006  Greenpoint
88933254  Purchase  Stated Income    735,000.00  3/1/2009    12.5    2.25       1    2.25  6 MO LIBOR   2/9/2006  Greenpoint
88933544  Purchase  Stated Income    680,000.00  3/1/2009   12.75    2.25       1    2.25  6 MO LIBOR   2/9/2006  Greenpoint
88934781  R/T Refi  Stated Income    590,000.00  3/1/2009    12.5    2.25       1    2.25  6 MO LIBOR   2/7/2006  Greenpoint
88936844  C/O Refi  Stated Income    290,000.00  3/1/2008  12.625     2.5       1     2.5  6 MO LIBOR   2/7/2006  Greenpoint
88936893  C/O Refi  Stated Income    501,000.00  3/1/2008      13     2.5       1     2.5  6 MO LIBOR   2/3/2006  Greenpoint
88937735  Purchase  Stated Income    712,000.00  3/1/2009  12.375    2.25       1    2.25  6 MO LIBOR   2/7/2006  Greenpoint
88939434  Purchase  Stated Income    441,000.00  3/1/2011      12    2.25       1    2.25  6 MO LIBOR  2/14/2006  Greenpoint
88939780  Purchase  Stated Income    499,000.00  3/1/2009    12.5    2.25       1    2.25  6 MO LIBOR  2/10/2006  Greenpoint
88939863  C/O Refi  Stated Income    615,000.00  3/1/2009   12.25    2.25       1    2.25  6 MO LIBOR   2/3/2006  Greenpoint
88941216  R/T Refi  Stated Income    850,000.00  3/1/2016  12.375   2.375       1    2.25  6 MO LIBOR   2/6/2006  Greenpoint
88946603  Purchase  Stated Income    440,000.00  3/1/2009   12.75    2.25       1    2.25  6 MO LIBOR   2/3/2006  Greenpoint
88946892  Purchase  Stated Income    273,000.00  3/1/2009    12.5    2.25       1    2.25  6 MO LIBOR   2/3/2006  Greenpoint
88947049  Purchase  Stated Income    860,000.00  3/1/2009   12.75    2.25       1    2.25  6 MO LIBOR   2/9/2006  Greenpoint
88947445  R/T Refi  Stated Income    213,000.00  3/1/2009      12    2.25       1    2.25  6 MO LIBOR   2/3/2006  Greenpoint
88948450  Purchase  Stated Income  1,020,000.00  3/1/2013   11.75    2.25       1    2.25  6 MO LIBOR   2/3/2006  Greenpoint
88948757  Purchase  Stated Income    300,000.00  3/1/2009  12.625    2.25       1    2.25  6 MO LIBOR   2/7/2006  Greenpoint
88950670  Purchase  Stated Income    370,000.00  3/1/2009   12.75    2.25       1    2.25  6 MO LIBOR  2/10/2006  Greenpoint
88953773  Purchase  Stated Income    375,000.00  3/1/2009  13.375    2.25       1    2.25  6 MO LIBOR   2/9/2006  Greenpoint
88954979  Purchase  Stated Income    300,000.00  3/1/2009  12.375    2.25       1    2.25  6 MO LIBOR  2/14/2006  Greenpoint
88956370  Purchase  Stated Income    280,000.00  3/1/2008    12.5     2.5       1     2.5  6 MO LIBOR   2/7/2006  Greenpoint

LOANID      OCC      PROPTYPE     OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  -------  -----------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

  88956982  Primary  SFR            360      359     80  6.625   4/1/2006  5/1/2006   3/1/2036  2,583.75  4/1/2006  468,000.00
  88960133  Primary  SFR            360      359     80   6.25   4/1/2006  4/1/2006   3/1/2036  1,707.82  4/1/2006  327,900.00
  88961438  Primary  SFR            360      359     80  6.875   4/1/2006  5/1/2006   3/1/2036  1,338.34  4/1/2006  233,600.00
  88963939  Primary  SFR            360      359     80  6.875   4/1/2006  4/1/2006   3/1/2036  2,452.09  4/1/2006  428,000.00
  88966627  Primary  SFR            360      359     80  7.375   4/1/2006  5/1/2006   3/1/2036  3,638.34  4/1/2006  592,000.00
  88967708  Primary  SFR            360      359     80    6.5   4/1/2006  5/1/2006   3/1/2036  2,296.67  4/1/2006  424,000.00
  88969431  Primary  Condo          360      359     80  6.875   4/1/2006  4/1/2006   3/1/2036    916.67  4/1/2006  160,000.00
  88977053  Primary  SFR            360      359     80   6.75   4/1/2006  5/1/2006   3/1/2036  2,857.50  4/1/2006  508,000.00
  88978051  Primary  SFR            360      359     80  6.125   4/1/2006  4/1/2006   3/1/2036     857.5  4/1/2006  168,000.00
  88981493  Primary  SFR            360      359  59.82  6.875   4/1/2006  4/1/2006   3/1/2036  1,718.75  4/1/2006  300,000.00
  88983374  Primary  SFR            360      359     80   6.25   4/1/2006  4/1/2006   3/1/2036  1,422.92  4/1/2006  273,200.00
  88985312  Primary  SFR            360      359  79.99   6.75   4/1/2006  4/1/2006   3/1/2036  2,224.69  4/1/2006  395,500.00
  88991013  Primary  2-Family       360      359     80    6.5   4/1/2006  4/1/2006   3/1/2036  3,228.34  4/1/2006  596,000.00
  88991773  Primary  SFR            360      359  79.56   6.75   4/1/2006  5/1/2006   3/1/2036  3,656.25  4/1/2006  650,000.00
  88993340  Primary  SFR            360      359     80  6.375   4/1/2006  4/1/2006   3/1/2036  2,401.25  4/1/2006  452,000.00
  89007074  Primary  SFR            360      359     80  6.625   4/1/2006  4/1/2006   3/1/2036  1,567.92  4/1/2006  284,000.00
  89009526  Primary  SFR            360      359     80    6.5   4/1/2006  4/1/2006   3/1/2036  1,040.00  4/1/2006  192,000.00
 202480976  Primary  SFR            360      352     80  6.375   9/1/2005  4/1/2006   8/1/2035       408  3/1/2006   76,800.00
 202554077  Primary  Cooperative    360      357     80  7.125   2/1/2006  5/1/2006   1/1/2036    592.88  4/1/2006   88,000.00
 202640959  Primary  SFR            360      355  79.99  6.875  12/1/2005  4/1/2006  11/1/2035  2,295.68  3/1/2006  400,700.00
 202703757  Primary  SFR            360      359     80  6.375   4/1/2006  5/1/2006   3/1/2036  3,123.75  4/1/2006  588,000.00
 202726212  Primary  PUD            360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  2,145.00  3/1/2006  396,000.00
 202750923  Primary  PUD            360      358  74.97  6.375   3/1/2006  4/1/2006   2/1/2036  1,146.97  3/1/2006  215,900.00
 202759445  Primary  SFR            360      358     80    7.5   3/1/2006  4/1/2006   2/1/2036  3,820.00  3/1/2006  611,200.00
 202762381  Primary  SFR            360      358     80   7.25   3/1/2006  4/1/2006   2/1/2036  2,412.18  3/1/2006  353,600.00
 202762662  Primary  Condo          360      358     80    6.5   3/1/2006  5/1/2006   2/1/2036  2,134.17  4/1/2006  394,000.00
 202763033  Primary  Condo          360      359     80   6.75   4/1/2006  4/1/2006   3/1/2036  2,317.50  4/1/2006  412,000.00
 202763280  Primary  SFR            360      358     80    6.5   3/1/2006  5/1/2006   2/1/2036  2,795.00  4/1/2006  516,000.00
 202763934  Primary  SFR            360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036    827.67  3/1/2006  152,800.00
 202764403  Primary  SFR            360      358     80  6.625   3/1/2006  5/1/2006   2/1/2036  2,583.75  4/1/2006  468,000.00
 202764650  Primary  PUD            360      359     75   6.25   4/1/2006  5/1/2006   3/1/2036  3,906.25  4/1/2006  750,000.00
 202766168  Primary  SFR            360      359     80    6.5   4/1/2006  4/1/2006   3/1/2036  2,838.34  4/1/2006  524,000.00
 202771424  Primary  SFR            360      359     80  6.875   4/1/2006  4/1/2006   3/1/2036  2,285.37  4/1/2006  398,900.00
 202773230  Primary  PUD            360      359     80  6.625   4/1/2006  5/1/2006   3/1/2036  2,318.75  4/1/2006  420,000.00
 202773370  Primary  Condo          360      358     80      7   3/1/2006  4/1/2006   2/1/2036  3,033.05  3/1/2006  519,950.00
 202774063  Primary  PUD            360      358     80  6.625   3/1/2006  4/1/2006   2/1/2036  1,985.02  3/1/2006  359,550.00
 202778379  Primary  PUD            360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  1,711.67  3/1/2006  316,000.00
 202782256  Primary  SFR            360      359     80   7.25   4/1/2006  5/1/2006   3/1/2036  1,256.67  4/1/2006  208,000.00
 202784856  Primary  SFR            360      359     80  6.375   4/1/2006  4/1/2006   3/1/2036  3,187.50  4/1/2006  600,000.00
 202789285  Primary  SFR            360      359     80  6.375   4/1/2006  4/1/2006   3/1/2036  1,190.00  4/1/2006  224,000.00

LOANID      COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
----------  ----------  --------  -------------  ------------  ---------  -------  -----  ------  ------  ----------  ----------

  88956982  468,000.00  Purchase  Stated Income    610,000.00   3/1/2009   12.625   2.25       1    2.25  6 MO LIBOR    2/3/2006
  88960133  327,900.00  Purchase  Stated Income    410,000.00   3/1/2008    12.25    2.5       1     2.5  6 MO LIBOR    2/9/2006
  88961438  233,598.33  Purchase  Stated Income    292,000.00   3/1/2009   12.875   2.25       1    2.25  6 MO LIBOR    2/3/2006
  88963939  428,000.00  R/T Refi  Stated Income    535,000.00   3/1/2009   12.875   2.25       1    2.25  6 MO LIBOR    2/7/2006
  88966627  591,999.99  C/O Refi  Stated Income    740,000.00   3/1/2011   12.375  2.375       1    2.25  6 MO LIBOR    2/9/2006
  88967708  424,000.00  C/O Refi  Stated Income    530,000.00   3/1/2011     11.5   2.25       1    2.25  6 MO LIBOR    2/9/2006
  88969431  160,000.00  Purchase  Stated Income    200,000.00   3/1/2009   12.875   2.25       1    2.25  6 MO LIBOR   2/13/2006
  88977053  508,000.00  Purchase  Stated Income    635,000.00   3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR    2/9/2006
  88978051  168,000.00  Purchase  Stated Income    223,000.00   3/1/2009   12.125   2.25       1    2.25  6 MO LIBOR   2/14/2006
  88981493  300,000.00  C/O Refi  SISA             501,500.00   3/1/2013   11.875   2.25       1    2.25  6 MO LIBOR   2/10/2006
  88983374  273,200.00  Purchase  Stated Income    347,000.00   3/1/2009    12.25   2.25       1    2.25  6 MO LIBOR   2/13/2006
  88985312  395,500.00  Purchase  Full             495,000.00   3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR   2/13/2006
  88991013  596,000.00  Purchase  Stated Income    745,000.00   3/1/2008     12.5    2.5       1     2.5  6 MO LIBOR   2/15/2006
  88991773  649,600.00  Purchase  Stated Income    928,000.00   3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR   2/10/2006
  88993340  452,000.00  Purchase  Stated Income    595,000.00   3/1/2009   12.375   2.25       1    2.25  6 MO LIBOR   2/14/2006
  89007074  284,000.00  Purchase  Stated Income    360,000.00   3/1/2009   12.625   2.25       1    2.25  6 MO LIBOR   2/14/2006
  89009526  192,000.00  Purchase  Stated Income    246,000.00   3/1/2009     12.5   2.25       1    2.25  6 MO LIBOR   2/10/2006
 202480976   76,726.19  Purchase  Full              96,000.00   8/1/2010   11.375   2.25       1    2.25  6 MO LIBOR   7/14/2005
 202554077   87,787.60  Purchase  Full             115,000.00   1/1/2011   12.125   2.25       1    2.25  6 MO LIBOR  12/15/2005
 202640959  400,699.99  Purchase  Stated Income    515,000.00  11/1/2010   11.875   2.25       1    2.25  6 MO LIBOR  10/20/2005
 202703757  587,773.75  Purchase  Stated Income    735,000.00   3/1/2011   11.375   2.25       1    2.25  6 MO LIBOR    2/3/2006
 202726212  396,000.00  Purchase  Stated Income    495,000.00   2/1/2009     12.5   2.25       1    2.25  6 MO LIBOR   1/31/2006
 202750923  215,900.00  C/O Refi  Stated Income    288,000.00   2/1/2011   11.375   2.25       1    2.25  6 MO LIBOR   1/25/2006
 202759445  611,200.00  Purchase  Stated Income    765,000.00   2/1/2011     12.5    2.5       1    2.25  6 MO LIBOR   1/25/2006
 202762381  353,046.64  Purchase  Stated Income    442,000.00   2/1/2009    13.25   2.25       1    2.25  6 MO LIBOR   1/30/2006
 202762662  393,867.98  Purchase  Stated Income    493,000.00   2/1/2009     12.5   2.25       1    2.25  6 MO LIBOR   1/13/2006
 202763033  412,000.00  R/T Refi  Stated Income    515,000.00   3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR    2/2/2006
 202763280  516,000.00  Purchase  Stated Income    645,000.00   2/1/2011     11.5   2.25       1    2.25  6 MO LIBOR   1/17/2006
 202763934  152,800.00  Purchase  Stated Income    191,000.00   2/1/2008     12.5    2.5       1     2.5  6 MO LIBOR   1/19/2006
 202764403  467,103.36  R/T Refi  Stated Income    585,000.00   2/1/2013   11.625   2.25       1    2.25  6 MO LIBOR   1/10/2006
 202764650  749,999.25  R/T Refi  Stated Income  1,000,000.00   3/1/2013    11.25   2.25       1    2.25  6 MO LIBOR    2/2/2006
 202766168  524,000.00  Purchase  Stated Income    655,000.00   3/1/2013     11.5   2.25       1    2.25  6 MO LIBOR    2/9/2006
 202771424  398,900.00  Purchase  Stated Income    555,000.00   3/1/2011   11.875   2.25       1    2.25  6 MO LIBOR    2/9/2006
 202773230  419,900.00  Purchase  Stated Income    540,000.00   3/1/2011   11.625   2.25       1    2.25  6 MO LIBOR    2/2/2006
 202773370  519,949.99  Purchase  Stated Income    665,000.00   2/1/2011       12   2.25       1    2.25  6 MO LIBOR   1/20/2006
 202774063  359,550.00  Purchase  Stated Income    450,000.00   2/1/2009   12.625   2.25       1    2.25  6 MO LIBOR    2/1/2006
 202778379  316,000.00  Purchase  Stated Income    395,000.00   2/1/2013     11.5   2.25       1    2.25  6 MO LIBOR   1/27/2006
 202782256  208,000.00  Purchase  Stated Income    260,000.00   3/1/2009    13.25   2.25       1    2.25  6 MO LIBOR    2/8/2006
 202784856  600,000.00  R/T Refi  Stated Income    750,000.00   3/1/2009   12.375   2.25       1    2.25  6 MO LIBOR    2/2/2006
 202789285  224,000.00  Purchase  Stated Income    280,000.00   3/1/2011   11.375   2.25       1    2.25  6 MO LIBOR    2/1/2006

LOANID      SERVICER
----------  ----------

  88956982  Greenpoint
  88960133  Greenpoint
  88961438  Greenpoint
  88963939  Greenpoint
  88966627  Greenpoint
  88967708  Greenpoint
  88969431  Greenpoint
  88977053  Greenpoint
  88978051  Greenpoint
  88981493  Greenpoint
  88983374  Greenpoint
  88985312  Greenpoint
  88991013  Greenpoint
  88991773  Greenpoint
  88993340  Greenpoint
  89007074  Greenpoint
  89009526  Greenpoint
 202480976  Greenpoint
 202554077  Greenpoint
 202640959  Greenpoint
 202703757  Greenpoint
 202726212  Greenpoint
 202750923  Greenpoint
 202759445  Greenpoint
 202762381  Greenpoint
 202762662  Greenpoint
 202763033  Greenpoint
 202763280  Greenpoint
 202763934  Greenpoint
 202764403  Greenpoint
 202764650  Greenpoint
 202766168  Greenpoint
 202771424  Greenpoint
 202773230  Greenpoint
 202773370  Greenpoint
 202774063  Greenpoint
 202778379  Greenpoint
 202782256  Greenpoint
 202784856  Greenpoint
 202789285  Greenpoint

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

 202794111  Primary    SFR         360      359     80  6.375   4/1/2006  5/1/2006   3/1/2036  2,698.75  4/1/2006    508,000.00
 202802500  Primary    Condo       360      359     80  6.625   4/1/2006  4/1/2006   3/1/2036  3,202.09  4/1/2006    580,000.00
 700086382  Primary    Condo       360      351     80   6.25   8/1/2005  4/1/2006   7/1/2035  1,680.25  3/1/2006    322,607.00
 700162894  Primary    PUD         360      357  73.18  6.875   2/1/2006  4/1/2006   1/1/2036  3,723.96  3/1/2006    650,000.00
 700169824  Primary    2-Family    360      358  73.92      7   3/1/2006  5/1/2006   2/1/2036  2,199.17  4/1/2006    377,000.00
 700170202  Primary    SFR         360      358     80  7.625   3/1/2006  4/1/2006   2/1/2036  1,362.34  3/1/2006    214,400.00
 700171994  Primary    SFR         360      358     80   6.75   3/1/2006  4/1/2006   2/1/2036       765  3/1/2006    136,000.00
 700176985  Primary    SFR         360      359     80  6.875   4/1/2006  4/1/2006   3/1/2036  2,841.67  4/1/2006    496,000.00
 116051402  Primary    SFR         360      355  78.18    6.5  12/1/2005  5/1/2006  11/1/2035  1,948.10  4/1/2006    359,650.00
 116630371  Primary    Condo       360      357     80  6.625   2/1/2006  4/1/2006   1/1/2036  1,143.92  3/1/2006    207,200.00
 116648998  Primary    SFR         360      358  47.06   6.25   3/1/2006  4/1/2006   2/1/2036  1,457.89  3/1/2006    280,000.00
 116789631  Secondary  Condo       360      358     90    6.5   3/1/2006  5/1/2006   2/1/2036    799.01  4/1/2006    147,510.00
 116877210  Investor   PUD         360      357     75  6.875   2/1/2006  4/1/2006   1/1/2036  1,632.33  3/1/2006    285,000.00
 116979647  Primary    SFR         360      357     80      6   2/1/2006  4/1/2006   1/1/2036  1,156.00  3/1/2006    231,200.00
 117048208  Primary    SFR         360      358     90  6.625   3/1/2006  4/1/2006   2/1/2036  1,888.13  3/1/2006    342,000.00
 117172191  Primary    PUD         360      358  65.23    5.5   3/1/2006  4/1/2006   2/1/2036  2,838.95  3/1/2006    500,000.00
 117194794  Secondary  SFR         360      357     80    8.5   2/1/2006  4/1/2006   1/1/2036  1,225.99  3/1/2006    173,111.00
 117325762  Secondary  PUD         360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036    698.99  3/1/2006    136,944.00
 117446190  Primary    SFR         360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  1,898.00  3/1/2006    350,400.00
 117447246  Primary    SFR         360      358     80   6.75   3/1/2006  4/1/2006   2/1/2036  1,282.28  3/1/2006    227,960.00
 117452575  Primary    PUD         360      358  79.99  6.375   3/1/2006  5/1/2006   2/1/2036  2,057.53  4/1/2006    387,300.00
 117452631  Primary    PUD         360      358  79.98  7.375   3/1/2006  5/1/2006   2/1/2036  1,223.94  4/1/2006    199,150.00
 117487339  Secondary  SFR         360      357     65  5.875   2/1/2006  4/1/2006   1/1/2036    672.87  3/1/2006    113,750.00
 117779884  Secondary  Condo       360      358  79.99  7.625   3/1/2006  4/1/2006   2/1/2036  1,168.53  3/1/2006    183,900.00
  98418915  Primary    Condo       360      359     80  6.875   4/1/2006  5/1/2006   3/1/2036  2,658.33  4/1/2006    464,000.00
  98061359  Primary    PUD         360      359     80   7.75   4/1/2006  4/1/2006   3/1/2036  5,683.33  4/1/2006    880,000.00
  97994426  Primary    PUD         360      359     75      7   4/1/2006  4/1/2006   3/1/2036  8,323.58  4/1/2006  1,426,900.00
  97915549  Primary    SFR         360      359  72.26  6.375   4/1/2006  4/1/2006   3/1/2036  2,629.69  4/1/2006    495,000.00
  97900243  Secondary  PUD         360      359     80  6.375   4/1/2006  4/1/2006   3/1/2036  2,458.37  4/1/2006    462,752.00
  97899603  Primary    SFR         360      359     80  7.625   4/1/2006  5/1/2006   3/1/2036  3,177.08  4/1/2006    500,000.00
  97898587  Primary    2-Family    360      359     75  6.375   4/1/2006  4/1/2006   3/1/2036  5,614.83  4/1/2006    900,000.00
  97897563  Primary    Condo       360      359  78.02  6.875   4/1/2006  4/1/2006   3/1/2036  2,480.73  4/1/2006    433,000.00
  97890306  Primary    PUD         360      359     80    6.5   4/1/2006  5/1/2006   3/1/2036  3,271.67  4/1/2006    604,000.00
  97869695  Primary    PUD         360      358     75  6.125   3/1/2006  4/1/2006   2/1/2036  3,520.88  3/1/2006    690,000.00
  97864079  Primary    PUD         360      358     80  5.875   3/1/2006  5/1/2006   2/1/2036  2,154.17  4/1/2006    440,000.00
  97726923  Primary    SFR         360      359     70   7.25   4/1/2006  4/1/2006   3/1/2036  5,075.00  4/1/2006    840,000.00
  94365325  Secondary  Condo       360      352     75   5.75   9/1/2005  4/1/2006   8/1/2035  3,036.72  3/1/2006    633,750.00
  93470035  Primary    Condo       360      350     80  6.625   7/1/2005  4/1/2006   6/1/2035  2,320.96  3/1/2006    420,400.00
  77142610  Primary    PUD         360      356     75    5.5   1/1/2006  5/1/2006  12/1/2035  4,468.75  4/1/2006    975,000.00
  57202656  Primary    PUD         360      359  79.98  6.875   4/1/2006  5/1/2006   3/1/2036  2,750.00  4/1/2006    480,000.00

LOANID      COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

 202794111    508,000.00  Purchase  Stated Income    635,000.00   3/1/2009   12.375   2.25       1    2.25  6 MO LIBOR     2/7/2006
 202802500    580,000.00  Purchase  Stated Income    725,000.00   3/1/2009   12.625   2.25       1    2.25  6 MO LIBOR     2/7/2006
 700086382    321,180.30  Purchase  Stated Income    410,000.00   7/1/2008    12.25   2.25       1    2.25  6 MO LIBOR     6/8/2005
 700162894    650,000.00  Purchase  Stated Income    903,000.00   1/1/2013   11.875   2.25       1    2.25  6 MO LIBOR   12/29/2005
 700169824    377,000.00  R/T Refi  Stated Income    510,000.00   2/1/2011       12   2.25       1    2.25  6 MO LIBOR    1/26/2006
 700170202    214,366.30  Purchase  Stated Income    277,000.00   2/1/2013   12.625  2.625       1    2.25  6 MO LIBOR    1/25/2006
 700171994    136,000.00  R/T Refi  Full             170,000.00   2/1/2013    11.75   2.25       1    2.25  6 MO LIBOR    1/26/2006
 700176985    496,000.00  Purchase  Stated Income    620,000.00   3/1/2011   11.875   2.25       1    2.25  6 MO LIBOR     2/6/2006
 116051402    359,650.00  Purchase  Reduced          460,000.00  11/1/2010     12.5   2.25       2    2.25  6 MO LIBOR   10/26/2005
 116630371    207,200.00  Purchase  Reduced          260,000.00   1/1/2011   12.625   2.25       2    2.25  6 MO LIBOR    12/2/2005
 116648998    279,914.66  C/O Refi  Reduced          595,000.00   2/1/2011    12.25   2.25       2    2.25  6 MO LIBOR    1/13/2006
 116789631    147,510.00  Purchase  Reduced          164,000.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR    1/10/2006
 116877210    284,914.53  R/T Refi  Reduced          380,000.00   1/1/2011   12.875  4.375       2   4.375  6 MO LIBOR   12/15/2005
 116979647    231,200.00  Purchase  Reduced          289,000.00   1/1/2011       12   2.25       2    2.25  6 MO LIBOR   12/21/2005
 117048208    342,000.00  Purchase  NINA             380,000.00   2/1/2011   12.625   2.25       2    2.25  6 MO LIBOR    1/18/2006
 117172191    498,902.93  Purchase  CLUES            771,000.00   2/1/2011     11.5   2.25       6    2.25  6 MO LIBOR    1/20/2006
 117194794    173,061.20  Purchase  NINA             234,000.00   1/1/2011     14.5   8.25       2    2.75  6 MO LIBOR   12/14/2005
 117325762    136,944.00  Purchase  Full             176,000.00   1/1/2011   12.125   2.25       2    2.25  6 MO LIBOR    12/7/2005
 117446190    350,400.00  R/T Refi  Reduced          438,000.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR    1/20/2006
 117447246    227,960.00  Purchase  Reduced          284,950.00   2/1/2011    11.75   2.25       1    2.25  6 MO LIBOR    1/12/2006
 117452575    387,300.00  Purchase  Reduced          537,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR     1/6/2006
 117452631    199,150.00  Purchase  Reduced          250,000.00   2/1/2011   13.375   4.25       2    4.25  6 MO LIBOR    1/16/2006
 117487339    113,400.38  Purchase  Reduced          192,000.00   1/1/2011   11.875   2.25       2    2.25  6 MO LIBOR   12/29/2005
 117779884    183,899.99  Purchase  Reduced          245,000.00   2/1/2011   13.625      5       2       5  6 MO LIBOR     1/2/2006
  98418915    464,000.00  Purchase  Reduced          600,000.00   3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/27/2006
  98061359    880,000.00  Purchase  Reduced        1,100,000.00   3/1/2011    12.75   2.25       2    2.25  12 MO LIBOR   2/10/2006
  97994426  1,426,900.00  Purchase  Reduced        1,902,654.00   3/1/2011       12   2.25       2    2.25  12 MO LIBOR   2/17/2006
  97915549    495,000.00  C/O Refi  Reduced          685,000.00   3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR    2/8/2006
  97900243    462,752.00  Purchase  Reduced          579,000.00   3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/28/2006
  97899603    500,000.00  Purchase  Reduced          625,000.00   3/1/2011   12.625   2.25       2    2.25  12 MO LIBOR    2/8/2006
  97898587    899,166.42  Purchase  Reduced        1,200,000.00   3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/13/2006
  97897563    433,000.00  R/T Refi  Reduced          555,000.00   3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/17/2006
  97890306    604,000.00  Purchase  Reduced          765,000.00   3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR    2/7/2006
  97869695    689,746.36  C/O Refi  Reduced          920,000.00   2/1/2011   11.125   2.25       2    2.25  12 MO LIBOR    2/2/2006
  97864079    440,000.00  Purchase  Full             550,000.00   2/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   1/26/2006
  97726923    840,000.00  R/T Refi  Reduced        1,200,000.00   3/1/2011    12.25   2.25       2    2.25  12 MO LIBOR   2/15/2006
  94365325    633,750.00  Purchase  Preferred        850,000.00   8/1/2010    10.75   2.25       2    2.25  12 MO LIBOR    7/5/2005
  93470035    420,400.00  Purchase  Reduced          532,000.00   6/1/2010   11.625   2.25       2    2.25  12 MO LIBOR   5/31/2005
  77142610    975,000.00  Purchase  Alternative    1,360,000.00  12/1/2010     10.5   2.25       2    2.25  12 MO LIBOR  11/10/2005
  57202656    479,968.82  Purchase  Reduced          600,185.00   3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR    2/1/2006

LOANID      SERVICER
----------  -----------

 202794111  Greenpoint
 202802500  Greenpoint
 700086382  Greenpoint
 700162894  Greenpoint
 700169824  Greenpoint
 700170202  Greenpoint
 700171994  Greenpoint
 700176985  Greenpoint
 116051402  Countrywide
 116630371  Countrywide
 116648998  Countrywide
 116789631  Countrywide
 116877210  Countrywide
 116979647  Countrywide
 117048208  Countrywide
 117172191  Countrywide
 117194794  Countrywide
 117325762  Countrywide
 117446190  Countrywide
 117447246  Countrywide
 117452575  Countrywide
 117452631  Countrywide
 117487339  Countrywide
 117779884  Countrywide
  98418915  Countrywide
  98061359  Countrywide
  97994426  Countrywide
  97915549  Countrywide
  97900243  Countrywide
  97899603  Countrywide
  97898587  Countrywide
  97897563  Countrywide
  97890306  Countrywide
  97869695  Countrywide
  97864079  Countrywide
  97726923  Countrywide
  94365325  Countrywide
  93470035  Countrywide
  77142610  Countrywide
  57202656  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

 57199496  Primary    PUD         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  3,129.27  3/1/2006    546,200.00
 57171276  Primary    PUD         360      359     80  6.875  4/1/2006  5/1/2006   3/1/2036  2,686.33  4/1/2006    468,888.00
 57166324  Primary    SFR         360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036  2,596.05  3/1/2006    488,668.00
 44748717  Primary    PUD         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  2,393.86  3/1/2006    417,837.00
 44743356  Primary    PUD         360      359     80    6.5  4/1/2006  5/1/2006   3/1/2036  2,572.44  4/1/2006    474,912.00
132596386  Primary    SFR         360      359     80  7.625  4/1/2006  5/1/2006   3/1/2036  2,846.67  4/1/2006    448,000.00
132526591  Investor   Condo       360      359     80  6.875  4/1/2006  4/1/2006   3/1/2036  5,041.67  4/1/2006    880,000.00
132321251  Primary    PUD         360      359     90   7.75  4/1/2006  4/1/2006   3/1/2036  3,786.55  4/1/2006    586,305.00
132315098  Investor   PUD         360      359     80      7  4/1/2006  5/1/2006   3/1/2036  3,126.67  4/1/2006    536,000.00
132284497  Primary    Condo       360      359     80  6.625  4/1/2006  4/1/2006   3/1/2036  3,038.67  4/1/2006    550,400.00
132220011  Primary    Condo       360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036  2,979.17  4/1/2006    550,000.00
132211210  Investor   3-Family    360      359     75   7.25  4/1/2006  4/1/2006   3/1/2036  4,327.34  4/1/2006    716,250.00
132177350  Primary    SFR         360      359     80  6.375  4/1/2006  4/1/2006   3/1/2036  2,248.25  4/1/2006    423,200.00
132160683  Primary    SFR         360      359   62.5    6.5  4/1/2006  4/1/2006   3/1/2036  5,416.66  4/1/2006    999,999.00
132126795  Primary    SFR         360      359     80  6.125  4/1/2006  4/1/2006   3/1/2036  3,103.33  4/1/2006    608,000.00
127904134  Primary    PUD         360      359     80   8.25  4/1/2006  4/1/2006   3/1/2036  3,069.00  4/1/2006    446,400.00
127886671  Primary    PUD         360      359     75    6.5  4/1/2006  4/1/2006   3/1/2036  2,801.65  4/1/2006    517,228.00
127883033  Investor   Condo       360      359     80  7.625  4/1/2006  4/1/2006   3/1/2036  3,252.83  4/1/2006    511,920.00
127876677  Primary    PUD         360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036  2,383.90  4/1/2006    440,104.00
127836472  Investor   SFR         360      359     75   7.25  4/1/2006  4/1/2006   3/1/2036  3,117.50  4/1/2006    516,000.00
127781816  Primary    SFR         360      359     80  7.125  4/1/2006  5/1/2006   3/1/2036  2,659.76  4/1/2006    447,960.00
127776562  Primary    SFR         360      359     75   7.25  4/1/2006  4/1/2006   3/1/2036  5,709.38  4/1/2006    945,000.00
127735821  Investor   SFR         360      359     75   6.75  4/1/2006  4/1/2006   3/1/2036  3,754.69  4/1/2006    667,500.00
127734741  Primary    SFR         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  3,242.99  4/1/2006    500,000.00
127733333  Primary    SFR         360      359     80    6.5  4/1/2006  5/1/2006   3/1/2036  2,535.00  4/1/2006    468,000.00
127651634  Primary    SFR         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  3,775.50  4/1/2006    671,200.00
127618323  Primary    SFR         360      359     80  6.375  4/1/2006  5/1/2006   3/1/2036  4,228.75  4/1/2006    796,000.00
127598238  Primary    SFR         360      359     80  6.375  4/1/2006  4/1/2006   3/1/2036  2,295.00  4/1/2006    432,000.00
127595006  Primary    PUD         360      359     80  6.125  4/1/2006  4/1/2006   3/1/2036  2,184.58  4/1/2006    428,000.00
127575939  Primary    PUD         360      359     75   6.25  4/1/2006  5/1/2006   3/1/2036  9,377.93  4/1/2006  1,800,562.00
127519785  Primary    PUD         360      359     80   8.25  4/1/2006  4/1/2006   3/1/2036  3,740.00  4/1/2006    544,000.00
127505882  Primary    SFR         360      359     80  6.875  4/1/2006  4/1/2006   3/1/2036  4,491.67  4/1/2006    784,000.00
127502377  Investor   SFR         360      359     80  6.875  4/1/2006  5/1/2006   3/1/2036  3,093.75  4/1/2006    540,000.00
127498185  Primary    SFR         360      359     80   7.75  4/1/2006  4/1/2006   3/1/2036  3,063.32  4/1/2006    474,320.00
127413069  Primary    PUD         360      359  74.99   6.75  4/1/2006  4/1/2006   3/1/2036  3,656.25  4/1/2006    650,000.00
127411893  Primary    SFR         360      359     75   7.25  4/1/2006  5/1/2006   3/1/2036  5,981.25  4/1/2006    990,000.00
127410605  Primary    PUD         360      359  55.24   6.75  4/1/2006  4/1/2006   3/1/2036  3,262.50  4/1/2006    580,000.00
127359477  Investor   SFR         360      359     80  8.125  4/1/2006  4/1/2006   3/1/2036  5,687.50  4/1/2006    840,000.00
127353729  Primary    Condo       360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  2,688.75  4/1/2006    478,000.00
127353441  Primary    SFR         360      359     80   7.25  4/1/2006  4/1/2006   3/1/2036  2,991.83  4/1/2006    495,200.00

LOANID     COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -----------  ------------  --------  -------  -----  ------  ------  -----------  ----------

 57199496    546,200.00  Purchase  Reduced        682,787.00  2/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   1/25/2006
 57171276    468,887.34  Purchase  Reduced        586,500.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR    2/6/2006
 57166324    488,668.00  Purchase  Reduced        610,836.00  1/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  12/13/2005
 44748717    417,837.00  Purchase  Reduced        530,000.00  2/1/2011   11.875   2.25       2    2.25  12 MO LIBOR    1/9/2006
 44743356    474,912.00  Purchase  Reduced        594,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR    2/1/2006
132596386    447,857.67  Purchase  Reduced        560,000.00  3/1/2011   12.625   2.25       2    2.25  12 MO LIBOR   2/28/2006
132526591    880,000.00  Purchase  Reduced      1,100,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/28/2006
132321251    586,305.00  Purchase  Reduced        660,000.00  3/1/2011    12.75   2.25       2    2.25  12 MO LIBOR   2/28/2006
132315098    536,000.00  Purchase  Reduced        710,000.00  3/1/2011       12   2.25       2    2.25  12 MO LIBOR   2/23/2006
132284497    550,400.00  Purchase  Reduced        700,000.00  3/1/2011   11.625   2.25       2    2.25  12 MO LIBOR   2/22/2006
132220011    550,000.00  Purchase  Reduced        687,500.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/23/2006
132211210    716,250.00  Purchase  Reduced        955,000.00  3/1/2011    12.25   2.25       2    2.25  12 MO LIBOR   2/24/2006
132177350    423,200.00  Purchase  Reduced        529,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/24/2006
132160683    999,999.00  Purchase  Reduced      1,600,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/28/2006
132126795    608,000.00  Purchase  Reduced        760,000.00  3/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   2/21/2006
127904134    446,400.00  Purchase  Reduced        570,000.00  3/1/2011    13.25   2.25       2    2.25  12 MO LIBOR   2/24/2006
127886671    517,228.00  Purchase  Reduced        690,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/27/2006
127883033    511,920.00  Purchase  Reduced        639,900.00  3/1/2011   12.625   2.25       2    2.25  12 MO LIBOR   2/23/2006
127876677    440,104.00  Purchase  Reduced        600,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/28/2006
127836472    516,000.00  Purchase  Reduced        688,000.00  3/1/2011    12.25   2.25       2    2.25  12 MO LIBOR   2/22/2006
127781816    447,960.00  Purchase  Reduced        559,950.00  3/1/2011   12.125   2.25       2    2.25  12 MO LIBOR   2/27/2006
127776562    945,000.00  Purchase  Reduced      1,260,000.00  3/1/2011    12.25   2.25       2    2.25  12 MO LIBOR   2/24/2006
127735821    667,500.00  C/O Refi  Reduced        890,000.00  3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR   2/22/2006
127734741    499,569.51  Purchase  Full         1,150,000.00  3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR   2/16/2006
127733333    468,000.00  Purchase  Reduced        585,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/23/2006
127651634    671,200.00  Purchase  Reduced        839,000.00  3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR   2/22/2006
127618323    796,000.00  Purchase  Reduced        995,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/17/2006
127598238    432,000.00  C/O Refi  Reduced        540,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/21/2006
127595006    428,000.00  Purchase  Reduced        535,000.00  3/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   2/13/2006
127575939  1,800,562.00  Purchase  Reduced      2,450,000.00  3/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   2/17/2006
127519785    544,000.00  Purchase  Reduced        685,000.00  3/1/2011    13.25   2.25       2    2.25  12 MO LIBOR   2/27/2006
127505882    784,000.00  Purchase  Reduced        981,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/21/2006
127502377    540,000.00  Purchase  Reduced        685,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/22/2006
127498185    474,320.00  Purchase  NINA           593,000.00  3/1/2011    12.75   2.25       2    2.25  12 MO LIBOR   2/17/2006
127413069    650,000.00  Purchase  Reduced        875,000.00  3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR   2/12/2006
127411893    990,000.00  Purchase  Reduced      1,360,000.00  3/1/2011    12.25   2.25       2    2.25  12 MO LIBOR   2/24/2006
127410605    580,000.00  C/O Refi  Reduced      1,050,000.00  3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR   2/16/2006
127359477    840,000.00  C/O Refi  Reduced      1,050,000.00  3/1/2011   13.125   2.25       2    2.25  12 MO LIBOR   2/16/2006
127353729    478,000.00  Purchase  Reduced        597,500.00  3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR   2/23/2006
127353441    495,200.00  Purchase  Reduced        619,000.00  3/1/2011    12.25   2.25       2    2.25  12 MO LIBOR   2/22/2006

LOANID     SERVICER
---------  -----------

 57199496  Countrywide
 57171276  Countrywide
 57166324  Countrywide
 44748717  Countrywide
 44743356  Countrywide
132596386  Countrywide
132526591  Countrywide
132321251  Countrywide
132315098  Countrywide
132284497  Countrywide
132220011  Countrywide
132211210  Countrywide
132177350  Countrywide
132160683  Countrywide
132126795  Countrywide
127904134  Countrywide
127886671  Countrywide
127883033  Countrywide
127876677  Countrywide
127836472  Countrywide
127781816  Countrywide
127776562  Countrywide
127735821  Countrywide
127734741  Countrywide
127733333  Countrywide
127651634  Countrywide
127618323  Countrywide
127598238  Countrywide
127595006  Countrywide
127575939  Countrywide
127519785  Countrywide
127505882  Countrywide
127502377  Countrywide
127498185  Countrywide
127413069  Countrywide
127411893  Countrywide
127410605  Countrywide
127359477  Countrywide
127353729  Countrywide
127353441  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

127324136  Primary    Condo       360      359     80  6.875  4/1/2006  5/1/2006   3/1/2036  3,208.33  4/1/2006    560,000.00
127304280  Primary    SFR         360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036  3,267.33  4/1/2006    603,200.00
127250704  Primary    SFR         360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036  2,309.67  4/1/2006    426,400.00
127227535  Primary    2-Family    360      359     75  6.875  4/1/2006  4/1/2006   3/1/2036  3,716.80  4/1/2006    648,750.00
127191661  Primary    SFR         360      359     80  6.625  4/1/2006  4/1/2006   3/1/2036  2,707.42  4/1/2006    490,400.00
127191612  Primary    SFR         360      359     79   6.25  4/1/2006  5/1/2006   3/1/2036  2,263.02  4/1/2006    434,500.00
127173341  Primary    PUD         360      359  63.37   7.25  4/1/2006  4/1/2006   3/1/2036  3,177.92  4/1/2006    526,000.00
127153007  Primary    PUD         360      359  71.76      7  4/1/2006  4/1/2006   3/1/2036  2,804.67  4/1/2006    480,800.00
127152262  Primary    SFR         360      359  79.65  6.875  4/1/2006  4/1/2006   3/1/2036  2,578.13  4/1/2006    450,000.00
127113719  Primary    SFR         360      359     80  6.375  4/1/2006  4/1/2006   3/1/2036  3,378.75  4/1/2006    636,000.00
127078616  Primary    SFR         360      359     75      7  4/1/2006  5/1/2006   3/1/2036  3,790.37  4/1/2006    649,778.00
127030732  Primary    PUD         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  2,381.94  4/1/2006    423,456.00
127013579  Investor   PUD         360      359     80      7  4/1/2006  5/1/2006   3/1/2036  3,150.00  4/1/2006    540,000.00
126989356  Primary    SFR         360      359     75    7.5  4/1/2006  4/1/2006   3/1/2036  4,054.69  4/1/2006    648,750.00
126982133  Primary    SFR         360      359  79.75   6.25  4/1/2006  4/1/2006   3/1/2036  2,708.33  4/1/2006    520,000.00
126974960  Primary    PUD         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  2,632.05  4/1/2006    467,920.00
126969615  Primary    SFR         360      359  79.34    6.5  4/1/2006  4/1/2006   3/1/2036  3,033.93  4/1/2006    480,000.00
126965718  Secondary  SFR         360      359     75  6.875  4/1/2006  5/1/2006   3/1/2036  6,015.63  4/1/2006  1,050,000.00
126964270  Primary    PUD         360      359  76.92  6.875  4/1/2006  4/1/2006   3/1/2036  8,593.75  4/1/2006  1,500,000.00
126962454  Investor   Condo       360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036  3,534.52  4/1/2006    559,200.00
126961630  Investor   Condo       360      359     80   7.75  4/1/2006  4/1/2006   3/1/2036  3,487.50  4/1/2006    540,000.00
126908410  Primary    SFR         360      359     80  6.875  4/1/2006  4/1/2006   3/1/2036  2,507.08  4/1/2006    437,600.00
126904290  Primary    PUD         360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036  2,875.17  4/1/2006    530,800.00
126880905  Primary    SFR         360      359     90  6.875  4/1/2006  4/1/2006   3/1/2036  2,578.13  4/1/2006    450,000.00
126878080  Primary    SFR         360      359     80  6.625  4/1/2006  4/1/2006   3/1/2036  2,680.92  4/1/2006    485,600.00
126823694  Primary    SFR         360      359     80      7  4/1/2006  4/1/2006   3/1/2036  3,430.00  4/1/2006    588,000.00
126783484  Primary    SFR         360      359  60.87   8.25  4/1/2006  4/1/2006   3/1/2036  5,258.87  4/1/2006    700,000.00
126783372  Primary    SFR         360      359  78.38  6.125  4/1/2006  4/1/2006   3/1/2036  2,960.42  4/1/2006    580,000.00
126779563  Primary    SFR         360      359     75      7  4/1/2006  4/1/2006   3/1/2036  3,718.75  4/1/2006    637,500.00
126766541  Primary    PUD         360      359     80  6.375  4/1/2006  4/1/2006   3/1/2036  2,273.75  4/1/2006    428,000.00
126730007  Primary    SFR         360      359  41.23  6.375  4/1/2006  5/1/2006   3/1/2036  3,343.94  4/1/2006    536,000.00
126710883  Primary    SFR         360      359     70  6.625  4/1/2006  4/1/2006   3/1/2036  2,318.75  4/1/2006    420,000.00
126708264  Investor   PUD         360      359     80      8  4/1/2006  4/1/2006   3/1/2036  4,293.33  4/1/2006    644,000.00
126679893  Primary    PUD         360      359  67.39   6.25  4/1/2006  4/1/2006   3/1/2036  3,070.96  4/1/2006    589,625.00
126677832  Investor   SFR         360      359     80  7.375  4/1/2006  5/1/2006   3/1/2036  3,436.75  4/1/2006    559,200.00
126627513  Investor   PUD         360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036  2,549.32  4/1/2006    470,644.00
126616088  Primary    SFR         360      359     80    6.5  4/1/2006  5/1/2006   3/1/2036  2,647.67  4/1/2006    488,800.00
126609255  Investor   2-Family    360      359     80   7.75  4/1/2006  4/1/2006   3/1/2036  4,908.33  4/1/2006    760,000.00
126593864  Primary    SFR         360      359     80   7.25  4/1/2006  4/1/2006   3/1/2036  2,901.21  4/1/2006    480,200.00
126592407  Investor   PUD         360      359     77  6.375  4/1/2006  5/1/2006   3/1/2036  2,352.11  4/1/2006    442,750.00

LOANID       COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------    ------------  --------  -----------  ------------  --------  -------  -----  ------  ------  -----------  ----------

127324136      560,000.00  Purchase  Preferred      700,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/10/2006
127304280      603,200.00  Purchase  Full           758,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/24/2006
127250704      426,400.00  Purchase  Reduced        533,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/21/2006
127227535      648,750.00  Purchase  Reduced        865,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/14/2006
127191661      490,400.00  Purchase  Reduced        615,000.00  3/1/2011   11.625   2.25       2    2.25  12 MO LIBOR    2/9/2006
127191612      434,500.00  R/T Refi  Reduced        550,000.00  3/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   2/22/2006
127173341      526,000.00  R/T Refi  Reduced        830,000.00  3/1/2011    12.25   2.25       2    2.25  12 MO LIBOR   2/23/2006
127153007      480,800.00  R/T Refi  Reduced        670,000.00  3/1/2011       12   2.25       2    2.25  12 MO LIBOR   2/22/2006
127152262      450,000.00  C/O Refi  Reduced        565,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/22/2006
127113719      636,000.00  Purchase  Reduced        815,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/22/2006
127078616      649,778.00  Purchase  Reduced        881,000.00  3/1/2011       12   2.25       2    2.25  12 MO LIBOR   2/24/2006
127030732      423,456.00  Purchase  Reduced        550,000.00  3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR   2/27/2006
127013579      540,000.00  Purchase  Reduced        800,000.00  3/1/2011       12   2.25       2    2.25  12 MO LIBOR   2/15/2006
126989356      648,750.00  R/T Refi  Reduced        865,000.00  3/1/2011     12.5   2.25       2    2.25  12 MO LIBOR   2/22/2006
126982133      520,000.00  C/O Refi  Alternative    652,000.00  3/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   2/21/2006
126974960      467,920.00  Purchase  Reduced        585,000.00  3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR   2/15/2006
126969615      479,566.07  C/O Refi  Reduced        605,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/16/2006
126965718    1,050,000.00  Purchase  Reduced      1,400,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/15/2006
126964270    1,500,000.00  C/O Refi  Reduced      1,950,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/21/2006
126962454      558,694.48  Purchase  Reduced        700,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/17/2006
126961630      540,000.00  Purchase  Reduced        720,000.00  3/1/2011    12.75   2.25       2    2.25  12 MO LIBOR   2/27/2006
126908410      437,600.00  Purchase  Reduced        550,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR    2/9/2006
126904290      530,800.00  Purchase  Reduced        670,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/28/2006
126880905      450,000.00  Purchase  Reduced        500,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/14/2006
126878080      485,600.00  Purchase  Reduced        610,000.00  3/1/2011   11.625   2.25       2    2.25  12 MO LIBOR    2/9/2006
126823694      588,000.00  Purchase  Reduced        740,000.00  3/1/2011       12   2.25       2    2.25  12 MO LIBOR    2/9/2006
126783484      699,553.63  R/T Refi  Reduced      1,150,000.00  3/1/2011    13.25   2.25       2    2.25  12 MO LIBOR   2/22/2006
126783372      580,000.00  C/O Refi  Reduced        740,000.00  3/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   2/18/2006
126779563      637,500.00  Purchase  Reduced        850,000.00  3/1/2011       12   2.25       2    2.25  12 MO LIBOR   2/16/2006
126766541      428,000.00  Purchase  Reduced        535,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR    2/7/2006
126730007      535,503.56  C/O Refi  Reduced      1,300,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/10/2006
126710883      420,000.00  C/O Refi  SISA           600,000.00  3/1/2011   11.625   2.25       2    2.25  12 MO LIBOR   2/10/2006
126708264      644,000.00  Purchase  Reduced        820,000.00  3/1/2011       13   2.25       2    2.25  12 MO LIBOR   2/16/2006
126679893      589,625.00  R/T Refi  Reduced        875,000.00  3/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   2/17/2006
126677832      559,200.00  Purchase  Reduced        700,000.00  3/1/2011   12.375   2.25       2    2.25  12 MO LIBOR   2/22/2006
126627513      470,644.00  Purchase  Alternative    588,500.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/15/2006
126616088      488,800.00  C/O Refi  Reduced        611,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/14/2006
126609255      760,000.00  Purchase  Reduced        950,000.00  3/1/2011    12.75   2.25       2    2.25  12 MO LIBOR   2/16/2006
126593864      480,200.00  Purchase  Reduced        601,000.00  3/1/2011    12.25   2.25       2    2.25  12 MO LIBOR    2/9/2006
126592407      442,750.00  C/O Refi  Reduced        575,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/14/2006

LOANID     SERVICER
---------  -----------

127324136  Countrywide
127304280  Countrywide
127250704  Countrywide
127227535  Countrywide
127191661  Countrywide
127191612  Countrywide
127173341  Countrywide
127153007  Countrywide
127152262  Countrywide
127113719  Countrywide
127078616  Countrywide
127030732  Countrywide
127013579  Countrywide
126989356  Countrywide
126982133  Countrywide
126974960  Countrywide
126969615  Countrywide
126965718  Countrywide
126964270  Countrywide
126962454  Countrywide
126961630  Countrywide
126908410  Countrywide
126904290  Countrywide
126880905  Countrywide
126878080  Countrywide
126823694  Countrywide
126783484  Countrywide
126783372  Countrywide
126779563  Countrywide
126766541  Countrywide
126730007  Countrywide
126710883  Countrywide
126708264  Countrywide
126679893  Countrywide
126677832  Countrywide
126627513  Countrywide
126616088  Countrywide
126609255  Countrywide
126593864  Countrywide
126592407  Countrywide

LOANID     OCC       PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI      PTDATE    OBAL
---------  --------  --------  -----  -------  -----  -----  --------  --------  ---------  ---------  --------  ------------

126575440  Primary   SFR         360      359     80  7.375  4/1/2006  4/1/2006   3/1/2036   3,503.13  4/1/2006    570,000.00
126547009  Primary   SFR         360      359  62.89  6.375  4/1/2006  4/1/2006   3/1/2036   2,656.25  4/1/2006    500,000.00
126506551  Primary   SFR         360      359  75.97  6.875  4/1/2006  5/1/2006   3/1/2036   2,807.29  4/1/2006    490,000.00
126467283  Primary   PUD         360      359     80   6.25  4/1/2006  5/1/2006   3/1/2036   3,125.00  4/1/2006    600,000.00
126453382  Primary   PUD         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036   3,463.73  3/1/2006    548,000.00
126447226  Primary   Condo       360      359  63.99  6.625  4/1/2006  5/1/2006   3/1/2036   2,790.78  4/1/2006    505,500.00
126402594  Primary   Condo       360      359     80  6.875  4/1/2006  5/1/2006   3/1/2036   2,745.42  4/1/2006    479,200.00
126399598  Primary   SFR         360      360  62.72  7.375  5/1/2006  5/1/2006   4/1/2036   6,938.65  5/1/2006  1,129,000.00
126392583  Primary   SFR         360      359     80  6.875  4/1/2006  4/1/2006   3/1/2036   2,452.08  4/1/2006    428,000.00
126387175  Primary   Condo       360      359     80    7.5  4/1/2006  5/1/2006   3/1/2036   2,750.00  4/1/2006    440,000.00
126386526  Primary   SFR         360      359     80    5.5  4/1/2006  4/1/2006   3/1/2036   2,328.33  4/1/2006    508,000.00
126381394  Primary   SFR         360      359     80    7.5  4/1/2006  4/1/2006   3/1/2036   3,050.00  4/1/2006    488,000.00
126378652  Primary   SFR         360      359     80   6.25  4/1/2006  4/1/2006   3/1/2036   3,333.33  4/1/2006    640,000.00
126368921  Primary   SFR         360      359     75  6.125  4/1/2006  5/1/2006   3/1/2036   2,296.88  4/1/2006    450,000.00
126329667  Investor  2-Family    360      359     80      7  4/1/2006  4/1/2006   3/1/2036   3,313.33  4/1/2006    568,000.00
126314325  Primary   SFR         360      359  61.22  7.375  4/1/2006  4/1/2006   3/1/2036   9,218.75  4/1/2006  1,500,000.00
126296437  Primary   SFR         360      359  75.43  6.125  4/1/2006  4/1/2006   3/1/2036   3,368.75  4/1/2006    660,000.00
126296405  Primary   SFR         360      359  78.69  6.375  4/1/2006  4/1/2006   3/1/2036   2,550.00  4/1/2006    480,000.00
126268332  Primary   PUD         360      359     80  6.125  4/1/2006  5/1/2006   3/1/2036   3,042.08  4/1/2006    596,000.00
126267444  Primary   Condo       360      359     80      7  4/1/2006  4/1/2006   3/1/2036   2,706.67  4/1/2006    464,000.00
126228720  Investor  SFR         360      358     75    6.5  3/1/2006  4/1/2006   2/1/2036   4,692.19  3/1/2006    866,250.00
126220406  Primary   SFR         360      359     80   6.75  4/1/2006  5/1/2006   3/1/2036   5,512.50  4/1/2006    980,000.00
126193652  Primary   SFR         360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036   2,426.67  4/1/2006    448,000.00
126151608  Primary   PUD         360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036   3,017.50  5/1/2006    568,000.00
126093320  Primary   SFR         360      359     70  6.875  4/1/2006  4/1/2006   3/1/2036   7,619.79  4/1/2006  1,330,000.00
126093168  Primary   SFR         360      359     75  6.625  4/1/2006  4/1/2006   3/1/2036  10,517.19  4/1/2006  1,905,000.00
126093128  Primary   SFR         360      359     50   7.75  4/1/2006  5/1/2006   3/1/2036   4,197.92  4/1/2006    650,000.00
126064104  Primary   SFR         360      359     80   7.25  4/1/2006  5/1/2006   3/1/2036   2,779.17  4/1/2006    460,000.00
126064048  Primary   Condo       360      359     80  6.375  4/1/2006  5/1/2006   3/1/2036   3,374.50  4/1/2006    635,200.00
125976154  Primary   PUD         360      359  66.67  5.375  4/1/2006  4/1/2006   3/1/2036   4,367.78  4/1/2006    780,000.00
125917193  Primary   PUD         360      359     70   6.25  4/1/2006  4/1/2006   3/1/2036   3,017.01  4/1/2006    490,000.00
125899496  Primary   PUD         360      359     80   6.25  4/1/2006  4/1/2006   3/1/2036   2,583.33  4/1/2006    496,000.00
125888178  Primary   Condo       360      359  79.89  4.375  4/1/2006  5/1/2006   3/1/2036   1,758.75  4/1/2006    482,400.00
125744710  Primary   SFR         360      359  78.43  6.875  4/1/2006  4/1/2006   3/1/2036   5,729.17  4/1/2006  1,000,000.00
125700271  Primary   SFR         360      359     70  7.125  4/1/2006  4/1/2006   3/1/2036   2,784.69  4/1/2006    469,000.00
125647131  Primary   SFR         360      359     80  6.375  4/1/2006  4/1/2006   3/1/2036   2,464.58  4/1/2006    463,920.00
125620042  Primary   SFR         360      359  72.22   7.25  4/1/2006  6/1/2006   3/1/2036   3,927.08  5/1/2006    650,000.00
125609569  Primary   SFR         360      359     80  6.375  4/1/2006  4/1/2006   3/1/2036   2,227.00  4/1/2006    419,200.00
125609513  Primary   SFR         360      359     80      7  4/1/2006  4/1/2006   3/1/2036   2,613.33  4/1/2006    448,000.00
125550583  Primary   3-Family    360      359     80    7.5  4/1/2006  5/1/2006   3/1/2036   4,395.00  4/1/2006    703,200.00

LOANID     COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -----------  ------------  --------  -------  -----  ------  ------  -----------  ---------

126575440    570,000.00  R/T Refi  Reduced        712,500.00  3/1/2011   12.375   2.25       2    2.25  12 MO LIBOR  2/23/2006
126547009    500,000.00  Purchase  NINA           940,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  2/15/2006
126506551    490,000.00  C/O Refi  Reduced        645,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR  2/22/2006
126467283    600,000.00  Purchase  Reduced        753,000.00  3/1/2011    11.25   2.25       2    2.25  12 MO LIBOR  2/17/2006
126453382    547,006.52  Purchase  NINA           685,000.00  2/1/2011     11.5   2.25       2    2.25  12 MO LIBOR  1/30/2006
126447226    505,500.00  C/O Refi  SISA           790,000.00  3/1/2011   11.625   2.25       2    2.25  12 MO LIBOR  2/10/2006
126402594    479,200.00  Purchase  Reduced        599,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/9/2006
126399598  1,129,000.00  R/T Refi  Reduced      1,800,000.00  4/1/2011   12.375   2.25       2    2.25  12 MO LIBOR  2/24/2006
126392583    428,000.00  Purchase  Reduced        535,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR  2/24/2006
126387175    440,000.00  C/O Refi  Reduced        550,000.00  3/1/2011     12.5   2.25       2    2.25  12 MO LIBOR  2/21/2006
126386526    508,000.00  R/T Refi  Reduced        635,000.00  3/1/2011     10.5   2.25       2    2.25  12 MO LIBOR   2/9/2006
126381394    488,000.00  Purchase  Reduced        610,000.00  3/1/2011     12.5   2.25       2    2.25  12 MO LIBOR   2/8/2006
126378652    640,000.00  Purchase  Reduced        800,000.00  3/1/2011    11.25   2.25       2    2.25  12 MO LIBOR  2/24/2006
126368921    449,805.54  C/O Refi  Streamline     600,000.00  3/1/2011   11.125   2.25       2    2.25  12 MO LIBOR  2/13/2006
126329667    568,000.00  Purchase  Full           710,000.00  3/1/2011       12   2.25       2    2.25  12 MO LIBOR  2/16/2006
126314325  1,500,000.00  R/T Refi  Reduced      2,450,000.00  3/1/2011   12.375   2.25       2    2.25  12 MO LIBOR   2/6/2006
126296437    660,000.00  C/O Refi  Alternative    875,000.00  3/1/2011   11.125   2.25       2    2.25  12 MO LIBOR  2/16/2006
126296405    480,000.00  C/O Refi  Alternative    610,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  2/15/2006
126268332    596,000.00  Purchase  Alternative    745,000.00  3/1/2011   11.125   2.25       2    2.25  12 MO LIBOR  2/24/2006
126267444    464,000.00  Purchase  Reduced        580,000.00  3/1/2011       12   2.25       2    2.25  12 MO LIBOR  2/22/2006
126228720    866,250.00  Purchase  Reduced      1,200,000.00  2/1/2011     11.5   2.25       2    2.25  12 MO LIBOR  1/19/2006
126220406    980,000.00  Purchase  Reduced      1,225,000.00  3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR  2/13/2006
126193652    448,000.00  C/O Refi  Full           560,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR  2/24/2006
126151608    568,000.00  C/O Refi  Reduced        710,000.00  4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   3/1/2006
126093320  1,330,000.00  Purchase  Reduced      2,075,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR  2/27/2006
126093168  1,905,000.00  Purchase  Reduced      2,540,000.00  3/1/2011   11.625   2.25       2    2.25  12 MO LIBOR  2/21/2006
126093128    650,000.00  Purchase  Reduced      1,300,000.00  3/1/2011    12.75   2.25       2    2.25  12 MO LIBOR  2/13/2006
126064104    459,999.98  Purchase  Reduced        575,000.00  3/1/2011    12.25   2.25       2    2.25  12 MO LIBOR  2/13/2006
126064048    635,200.00  Purchase  Alternative    800,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/9/2006
125976154    779,125.97  C/O Refi  Alternative  1,170,000.00  3/1/2011   10.375   2.25       2    2.25  12 MO LIBOR  2/10/2006
125917193    489,535.07  Purchase  Reduced        700,000.00  3/1/2011    11.25   2.25       2    2.25  12 MO LIBOR  2/27/2006
125899496    496,000.00  Purchase  Reduced        620,000.00  3/1/2011    11.25   2.25       2    2.25  12 MO LIBOR  2/13/2006
125888178    482,400.00  Purchase  Alternative    604,000.00  3/1/2011    9.375   2.25       2    2.25  12 MO LIBOR   2/7/2006
125744710  1,000,000.00  Purchase  Reduced      1,275,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR  2/10/2006
125700271    469,000.00  C/O Refi  Reduced        670,000.00  3/1/2011   12.125   2.25       2    2.25  12 MO LIBOR   2/8/2006
125647131    463,920.00  Purchase  Reduced        605,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  2/15/2006
125620042    650,000.00  R/T Refi  Reduced        900,000.00  3/1/2011    12.25   2.25       2    2.25  12 MO LIBOR   2/8/2006
125609569    419,200.00  Purchase  Reduced        524,500.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  2/13/2006
125609513    448,000.00  Purchase  Reduced        560,000.00  3/1/2011       12   2.25       2    2.25  12 MO LIBOR   2/2/2006
125550583    703,200.00  Purchase  Full           880,000.00  3/1/2011     12.5   2.25       2    2.25  12 MO LIBOR  2/21/2006

LOANID     SERVICER
---------  -----------

126575440  Countrywide
126547009  Countrywide
126506551  Countrywide
126467283  Countrywide
126453382  Countrywide
126447226  Countrywide
126402594  Countrywide
126399598  Countrywide
126392583  Countrywide
126387175  Countrywide
126386526  Countrywide
126381394  Countrywide
126378652  Countrywide
126368921  Countrywide
126329667  Countrywide
126314325  Countrywide
126296437  Countrywide
126296405  Countrywide
126268332  Countrywide
126267444  Countrywide
126228720  Countrywide
126220406  Countrywide
126193652  Countrywide
126151608  Countrywide
126093320  Countrywide
126093168  Countrywide
126093128  Countrywide
126064104  Countrywide
126064048  Countrywide
125976154  Countrywide
125917193  Countrywide
125899496  Countrywide
125888178  Countrywide
125744710  Countrywide
125700271  Countrywide
125647131  Countrywide
125620042  Countrywide
125609569  Countrywide
125609513  Countrywide
125550583  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

125522740  Primary    PUD         360      359  66.67  6.375  4/1/2006  4/1/2006   3/1/2036  6,375.00  4/1/2006  1,200,000.00
125522292  Primary    Condo       360      359     80  6.875  4/1/2006  5/1/2006   3/1/2036  3,116.67  4/1/2006    544,000.00
125519596  Primary    SFR         360      358  74.71    6.5  3/1/2006  4/1/2006   2/1/2036  3,520.40  3/1/2006    650,000.00
125451466  Primary    SFR         360      360     80  6.875  5/1/2006  5/1/2006   4/1/2036  2,933.33  5/1/2006    512,000.00
125282806  Primary    SFR         360      359     80  7.625  4/1/2006  5/1/2006   3/1/2036  3,634.58  4/1/2006    572,000.00
125155127  Primary    SFR         360      359     80  7.125  4/1/2006  4/1/2006   3/1/2036  5,700.00  4/1/2006    960,000.00
125141840  Investor   SFR         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  3,487.50  4/1/2006    620,000.00
125077955  Primary    SFR         360      359     80      6  4/1/2006  4/1/2006   3/1/2036  2,460.00  4/1/2006    492,000.00
125047468  Primary    SFR         360      359  62.18    6.5  4/1/2006  4/1/2006   3/1/2036  2,627.08  4/1/2006    485,000.00
125042351  Primary    SFR         360      359     80   7.75  4/1/2006  4/1/2006   3/1/2036  3,048.33  4/1/2006    472,000.00
125032810  Secondary  Condo       360      359  71.04   6.25  4/1/2006  5/1/2006   3/1/2036  3,385.42  4/1/2006    650,000.00
125024778  Primary    SFR         360      359     80  6.625  4/1/2006  4/1/2006   3/1/2036  2,894.35  4/1/2006    524,260.00
124927022  Secondary  PUD         360      359     80  7.625  4/1/2006  4/1/2006   3/1/2036  3,283.92  4/1/2006    516,813.00
124904897  Investor   Condo       360      359     75      7  4/1/2006  4/1/2006   3/1/2036  3,171.88  4/1/2006    543,750.00
124869466  Primary    SFR         360      359  69.29  6.375  4/1/2006  4/1/2006   3/1/2036  2,709.38  4/1/2006    510,000.00
124867087  Primary    PUD         360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  3,187.50  5/1/2006    600,000.00
124861911  Primary    SFR         360      359     28      7  4/1/2006  5/1/2006   3/1/2036  4,246.67  4/1/2006    728,000.00
124861831  Primary    Condo       360      359     80    6.5  4/1/2006  5/1/2006   3/1/2036  5,200.00  4/1/2006    960,000.00
124852214  Primary    Condo       360      359     80      7  4/1/2006  4/1/2006   3/1/2036  4,744.53  4/1/2006    813,348.00
124791485  Primary    PUD         360      359     95   7.75  4/1/2006  4/1/2006   3/1/2036  2,985.43  4/1/2006    462,260.00
124681565  Primary    SFR         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  2,681.25  3/1/2006    468,000.00
124672348  Primary    SFR         360      358     80  6.875  3/1/2006  5/1/2006   2/1/2036  2,472.55  4/1/2006    431,600.00
124603472  Primary    4-Family    360      357     75  6.625  2/1/2006  4/1/2006   1/1/2036  5,175.78  3/1/2006    937,500.00
124369745  Investor   SFR         360      359     80  7.625  4/1/2006  5/1/2006   3/1/2036  6,354.17  4/1/2006  1,000,000.00
124344091  Primary    SFR         360      357     80  7.875  2/1/2006  4/1/2006   1/1/2036  3,142.13  3/1/2006    478,800.00
124147217  Investor   PUD         360      359     75   7.75  4/1/2006  4/1/2006   3/1/2036  5,085.94  4/1/2006    787,500.00
124034109  Primary    Condo       360      359     80  6.625  4/1/2006  4/1/2006   3/1/2036  3,222.84  4/1/2006    583,760.00
123895981  Primary    PUD         360      359     90  6.125  4/1/2006  4/1/2006   3/1/2036  2,959.69  4/1/2006    579,858.00
123823855  Primary    SFR         360      359  67.21  6.875  4/1/2006  5/1/2006   3/1/2036  2,618.23  4/1/2006    457,000.00
123584146  Primary    SFR         360      359  75.35   6.75  4/1/2006  5/1/2006   3/1/2036  3,009.38  4/1/2006    535,000.00
123449661  Primary    SFR         360      359     80  6.625  4/1/2006  5/1/2006   3/1/2036  2,945.43  4/1/2006    460,000.00
123438737  Investor   Condo       360      359     80  7.375  4/1/2006  4/1/2006   3/1/2036  3,564.58  4/1/2006    580,000.00
123246449  Secondary  SFR         360      357  68.97    7.5  2/1/2006  4/1/2006   1/1/2036  6,249.99  3/1/2006    999,999.00
123148023  Primary    SFR         360      358   64.2  6.375  3/1/2006  5/1/2006   2/1/2036  1,473.96  4/1/2006    236,260.00
122837402  Primary    4-Family    360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036  4,723.33  4/1/2006    872,000.00
122678405  Investor   Condo       360      359  58.63  6.875  4/1/2006  4/1/2006   3/1/2036  2,686.98  4/1/2006    469,000.00
122664518  Primary    SFR         360      357  77.68   6.25  2/1/2006  4/1/2006   1/1/2036  3,135.42  3/1/2006    602,000.00
122569381  Primary    SFR         360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  2,979.17  3/1/2006    520,000.00
121754026  Primary    PUD         360      356  72.76  6.375  1/1/2006  4/1/2006  12/1/2035  2,994.58  3/1/2006    480,000.00
121699297  Primary    PUD         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  3,542.90  4/1/2006    629,848.00

LOANID     COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -----------  ------------  --------  -------  -----  ------  ------  -----------  ---------

125522740  1,200,000.00  C/O Refi  Reduced      1,800,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/23/2006
125522292    544,000.00  Purchase  Reduced        681,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/15/2006
125519596    649,920.83  C/O Refi  Full           870,000.00  2/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   1/26/2006
125451466    512,000.00  R/T Refi  Reduced        640,000.00  4/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/24/2006
125282806    572,000.00  Purchase  Reduced        715,000.00  3/1/2011   12.625   2.25       2    2.25  12 MO LIBOR   2/28/2006
125155127    960,000.00  Purchase  Reduced      1,200,000.00  3/1/2011   12.125   2.25       2    2.25  12 MO LIBOR   2/15/2006
125141840    620,000.00  Purchase  Full           800,000.00  3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR   2/24/2006
125077955    492,000.00  C/O Refi  Full           615,000.00  3/1/2011       11   2.25       2    2.25  12 MO LIBOR   2/10/2006
125047468    485,000.00  C/O Refi  Alternative    780,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/23/2006
125042351    472,000.00  C/O Refi  Reduced        590,000.00  3/1/2011    12.75   2.25       2    2.25  12 MO LIBOR   2/23/2006
125032810    650,000.00  Purchase  Reduced        960,000.00  3/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   2/20/2006
125024778    524,260.00  Purchase  Reduced        660,000.00  3/1/2011   11.625   2.25       2    2.25  12 MO LIBOR   2/13/2006
124927022    516,813.00  Purchase  Reduced        650,000.00  3/1/2011   12.625   2.25       2    2.25  12 MO LIBOR    2/1/2006
124904897    543,750.00  Purchase  Reduced        740,000.00  3/1/2011       12   2.25       2    2.25  12 MO LIBOR   2/28/2006
124869466    510,000.00  C/O Refi  Alternative    736,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/15/2006
124867087    600,000.00  R/T Refi  Reduced        750,000.00  4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/27/2006
124861911    727,787.67  C/O Refi  Reduced      2,600,000.00  3/1/2011       12   2.25       2    2.25  12 MO LIBOR    2/9/2006
124861831    960,000.00  Purchase  Preferred    1,355,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR    2/9/2006
124852214    813,348.00  Purchase  Reduced      1,300,000.00  3/1/2011       12   2.25       2    2.25  12 MO LIBOR   2/24/2006
124791485    462,260.00  Purchase  NINA           496,000.00  3/1/2011    12.75   2.25       2    2.25  12 MO LIBOR   2/15/2006
124681565    468,000.00  Purchase  Reduced        590,000.00  2/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   1/30/2006
124672348    431,545.26  Purchase  Reduced        550,000.00  2/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   1/13/2006
124603472    937,500.00  Purchase  Reduced      1,250,000.00  1/1/2011   11.625   2.25       2    2.25  12 MO LIBOR  12/28/2005
124369745  1,000,000.00  Purchase  Reduced      1,260,000.00  3/1/2011   12.625   2.25       2    2.25  12 MO LIBOR   2/16/2006
124344091    478,800.00  Purchase  Reduced        599,000.00  1/1/2011   12.875   2.25       2    2.25  12 MO LIBOR  12/29/2005
124147217    787,500.00  C/O Refi  Reduced      1,050,000.00  3/1/2011    12.75   2.25       2    2.25  12 MO LIBOR    2/9/2006
124034109    583,760.00  Purchase  Preferred    1,625,000.00  3/1/2011   11.625   2.25       2    2.25  12 MO LIBOR   2/16/2006
123895981    579,858.00  Purchase  Reduced        652,500.00  3/1/2011   11.125   2.25       2    2.25  12 MO LIBOR    2/6/2006
123823855    457,000.00  R/T Refi  Reduced        680,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/14/2006
123584146    535,000.00  R/T Refi  Full           710,000.00  3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR   2/10/2006
123449661    459,594.15  Purchase  Reduced        575,000.00  3/1/2011   11.625   2.25       2    2.25  12 MO LIBOR   2/28/2006
123438737    580,000.00  Purchase  Reduced        725,000.00  3/1/2011   12.375   2.25       2    2.25  12 MO LIBOR   2/24/2006
123246449    999,999.00  Purchase  Reduced      1,450,000.00  1/1/2011     12.5   2.25       2    2.25  12 MO LIBOR  12/22/2005
123148023    235,821.18  R/T Refi  Reduced        368,000.00  2/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   1/19/2006
122837402    872,000.00  Purchase  Reduced      1,175,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/16/2006
122678405    469,000.00  R/T Refi  Reduced        800,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/27/2006
122664518    602,000.00  R/T Refi  Reduced        775,000.00  1/1/2011    11.25   2.25       2    2.25  12 MO LIBOR  12/22/2005
122569381    519,807.30  C/O Refi  Reduced        650,000.00  1/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   12/7/2005
121754026    478,156.18  C/O Refi  Alternative    659,700.00 12/1/2010   11.375   2.25       2    2.25  12 MO LIBOR  11/28/2005
121699297    629,848.00  Purchase  Reduced        787,310.00  3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR   2/14/2006

LOANID     SERVICER
---------  -----------

125522740  Countrywide
125522292  Countrywide
125519596  Countrywide
125451466  Countrywide
125282806  Countrywide
125155127  Countrywide
125141840  Countrywide
125077955  Countrywide
125047468  Countrywide
125042351  Countrywide
125032810  Countrywide
125024778  Countrywide
124927022  Countrywide
124904897  Countrywide
124869466  Countrywide
124867087  Countrywide
124861911  Countrywide
124861831  Countrywide
124852214  Countrywide
124791485  Countrywide
124681565  Countrywide
124672348  Countrywide
124603472  Countrywide
124369745  Countrywide
124344091  Countrywide
124147217  Countrywide
124034109  Countrywide
123895981  Countrywide
123823855  Countrywide
123584146  Countrywide
123449661  Countrywide
123438737  Countrywide
123246449  Countrywide
123148023  Countrywide
122837402  Countrywide
122678405  Countrywide
122664518  Countrywide
122569381  Countrywide
121754026  Countrywide
121699297  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

121351633  Investor   Condo       360      358     70  6.875  3/1/2006  4/1/2006   2/1/2036  4,411.46  3/1/2006    770,000.00
121338088  Primary    PUD         360      360     80    6.5  5/1/2006  5/1/2006   4/1/2036  2,899.74  5/1/2006    535,336.00
121256819  Secondary  Condo       360      359     77  6.875  4/1/2006  4/1/2006   3/1/2036  3,264.48  4/1/2006    569,800.00
121108804  Primary    Condo       360      359     80  6.375  4/1/2006  4/1/2006   3/1/2036  4,177.92  4/1/2006    786,432.00
121077901  Primary    SFR         360      356     75   6.75  1/1/2006  4/1/2006  12/1/2035  4,556.25  3/1/2006    810,000.00
120845261  Primary    SFR         360      356     85  5.875  1/1/2006  4/1/2006  12/1/2035  2,326.26  3/1/2006    475,150.00
120819585  Primary    SFR         360      356     80   6.25  1/1/2006  4/1/2006  12/1/2035  2,395.31  3/1/2006    459,900.00
120806480  Secondary  SFR         360      357     75   6.75  2/1/2006  4/1/2006   1/1/2036  6,855.47  3/1/2006  1,218,750.00
120105037  Primary    Condo       360      360     80   7.25  5/1/2006  5/1/2006   4/1/2036  3,770.00  5/1/2006    624,000.00
118022139  Primary    SFR         360      359   63.5  6.875  4/1/2006  4/1/2006   3/1/2036  2,910.42  4/1/2006    508,000.00
117913317  Primary    PUD         360      359     80    6.5  4/1/2006  5/1/2006   3/1/2036  2,643.33  4/1/2006    488,000.00
117912733  Primary    PUD         360      359     80   6.75  4/1/2006  4/1/2006   3/1/2036  2,587.50  4/1/2006    460,000.00
117750777  Primary    SFR         360      358   74.2    7.5  3/1/2006  4/1/2006   2/1/2036  4,637.50  3/1/2006    742,000.00
117743864  Primary    PUD         360      359  64.71      7  4/1/2006  5/1/2006   3/1/2036  3,208.33  4/1/2006    550,000.00
117689113  Primary    Condo       360      358     80    6.5  3/1/2006  5/1/2006   2/1/2036  3,185.00  4/1/2006    588,000.00
117689081  Primary    SFR         360      358   67.9  5.625  3/1/2006  4/1/2006   2/1/2036  2,578.13  3/1/2006    550,000.00
117688969  Primary    SFR         360      359  78.18      6  4/1/2006  5/1/2006   3/1/2036  3,867.11  4/1/2006    645,000.00
117684304  Primary    PUD         360      359     80  7.125  4/1/2006  5/1/2006   3/1/2036  2,769.25  4/1/2006    466,400.00
117681936  Investor   SFR         360      359     80  6.875  4/1/2006  4/1/2006   3/1/2036  2,635.42  4/1/2006    460,000.00
117653676  Primary    PUD         360      358     80  6.875  3/1/2006  5/1/2006   2/1/2036  2,594.17  4/1/2006    452,800.00
117609442  Primary    Condo       360      359     80      7  4/1/2006  4/1/2006   3/1/2036  2,510.67  4/1/2006    430,400.00
117604602  Primary    SFR         360      359     80  7.875  4/1/2006  4/1/2006   3/1/2036  3,932.25  4/1/2006    599,200.00
117540346  Primary    PUD         360      359     80  7.375  4/1/2006  4/1/2006   3/1/2036  3,705.94  4/1/2006    603,000.00
117519951  Primary    SFR         360      358  76.27   7.25  3/1/2006  5/1/2006   2/1/2036  2,718.75  4/1/2006    450,000.00
117467664  Primary    SFR         360      358     80   5.75  3/1/2006  4/1/2006   2/1/2036  3,921.61  3/1/2006    672,000.00
117459968  Investor   Condo       360      358  76.73  7.625  3/1/2006  4/1/2006   2/1/2036  4,130.21  3/1/2006    650,000.00
117422014  Primary    SFR         360      359     75  7.375  4/1/2006  4/1/2006   3/1/2036  3,675.98  4/1/2006    598,125.00
117382793  Primary    PUD         360      358  74.71  6.375  3/1/2006  5/1/2006   2/1/2036  6,906.25  4/1/2006  1,300,000.00
117378449  Investor   Condo       360      359  78.54  6.875  4/1/2006  5/1/2006   3/1/2036  2,470.13  4/1/2006    431,150.00
117265146  Investor   Condo       360      358  79.99  6.375  3/1/2006  4/1/2006   2/1/2036  2,492.09  3/1/2006    469,100.00
117246992  Primary    Condo       360      358  72.22   6.75  3/1/2006  5/1/2006   2/1/2036  3,656.25  4/1/2006    650,000.00
117230822  Investor   PUD         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  3,322.92  3/1/2006    580,000.00
117109271  Primary    PUD         360      358     90   7.25  3/1/2006  4/1/2006   2/1/2036  3,807.51  3/1/2006    630,209.00
117106367  Primary    PUD         360      358  69.93  6.625  3/1/2006  5/1/2006   2/1/2036  5,520.83  4/1/2006  1,000,000.00
117074123  Primary    PUD         360      359  79.99  6.625  4/1/2006  4/1/2006   3/1/2036  2,623.22  4/1/2006    475,150.00
117055505  Primary    SFR         360      359  74.49   6.25  4/1/2006  4/1/2006   3/1/2036  2,413.02  4/1/2006    463,300.00
117047512  Primary    PUD         360      359     80  6.875  4/1/2006  5/1/2006   3/1/2036  2,431.69  4/1/2006    424,439.00
116981407  Primary    PUD         360      358  64.25  6.125  3/1/2006  4/1/2006   2/1/2036  3,317.71  3/1/2006    650,000.00
116967542  Primary    PUD         360      358     80  7.375  3/1/2006  4/1/2006   2/1/2036  3,092.58  3/1/2006    503,200.00
116953188  Primary    SFR         360      358  44.83      7  3/1/2006  5/1/2006   2/1/2036  3,791.67  4/1/2006    650,000.00

LOANID     COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -----------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

121351633    770,000.00  Purchase  Full         1,120,000.00   2/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   1/24/2006
121338088    535,336.00  Purchase  Alternative    670,000.00   4/1/2011     11.5   2.25       2    2.25  12 MO LIBOR    3/1/2006
121256819    569,800.00  Purchase  Reduced        785,000.00   3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/16/2006
121108804    786,432.00  Purchase  Preferred      985,000.00   3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/28/2006
121077901    810,000.00  Purchase  Reduced      1,081,000.00  12/1/2010    11.75   2.25       2    2.25  12 MO LIBOR  11/10/2005
120845261    475,150.00  C/O Refi  Full           559,000.00  12/1/2010   10.875   2.75       2    2.75  12 MO LIBOR  11/23/2005
120819585    459,900.00  Purchase  Reduced        580,000.00  12/1/2010    11.25   2.25       2    2.25  12 MO LIBOR  11/30/2005
120806480  1,218,750.00  Purchase  Reduced      1,685,000.00   1/1/2011    11.75   2.25       2    2.25  12 MO LIBOR  12/21/2005
120105037    624,000.00  R/T Refi  Preferred      780,000.00   4/1/2011    12.25   2.25       2    2.25  12 MO LIBOR   2/24/2006
118022139    508,000.00  R/T Refi  Full           800,000.00   3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/16/2006
117913317    488,000.00  Purchase  Reduced        610,000.00   3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   1/31/2006
117912733    460,000.00  Purchase  Reduced        575,000.00   3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR    2/9/2006
117750777    742,000.00  C/O Refi  Reduced      1,000,000.00   2/1/2011     12.5    2.5       2    2.25  12 MO LIBOR    1/5/2006
117743864    550,000.00  Purchase  NINA           945,000.00   3/1/2011       12   2.25       2    2.25  12 MO LIBOR   2/15/2006
117689113    588,000.00  Purchase  Reduced        735,000.00   2/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   1/27/2006
117689081    550,000.00  Purchase  Reduced        825,000.00   2/1/2011   10.625   2.25       2    2.25  12 MO LIBOR   1/18/2006
117688969    644,357.89  R/T Refi  Reduced        825,000.00   3/1/2011       11   2.25       2    2.25  12 MO LIBOR   1/31/2006
117684304    466,400.00  Purchase  Reduced        583,000.00   3/1/2011   12.125   2.25       2    2.25  12 MO LIBOR   2/10/2006
117681936    460,000.00  C/O Refi  Alternative    575,000.00   3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/10/2006
117653676    452,800.00  Purchase  Alternative    570,000.00   2/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   1/30/2006
117609442    430,400.00  Purchase  Reduced        538,000.00   3/1/2011       12   2.25       2    2.25  12 MO LIBOR    2/8/2006
117604602    599,200.00  Purchase  Reduced        750,000.00   3/1/2011   12.875   2.25       2    2.25  12 MO LIBOR   2/10/2006
117540346    603,000.00  Purchase  Reduced        755,000.00   3/1/2011   12.375   2.25       2    2.25  12 MO LIBOR   2/16/2006
117519951    450,000.00  C/O Refi  Reduced        590,000.00   2/1/2011    12.25   2.25       2    2.25  12 MO LIBOR   1/26/2006
117467664    670,593.42  Purchase  Reduced        840,000.00   2/1/2011    10.75   2.25       2    2.25  12 MO LIBOR    1/4/2006
117459968    650,000.00  Purchase  Reduced        850,000.00   2/1/2011   12.625   2.25       2    2.25  12 MO LIBOR   1/31/2006
117422014    598,125.00  Purchase  Reduced        797,500.00   3/1/2011   12.375   2.25       2    2.25  12 MO LIBOR    2/3/2006
117382793  1,300,000.00  C/O Refi  Full         1,740,000.00   2/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   1/27/2006
117378449    431,150.00  Purchase  Full           640,000.00   3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   2/21/2006
117265146    469,100.00  Purchase  Full           625,000.00   2/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   1/31/2006
117246992    650,000.00  C/O Refi  Full           900,000.00   2/1/2011    11.75   2.25       2    2.25  12 MO LIBOR   1/25/2006
117230822    580,000.01  Purchase  Full           725,000.00   2/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   1/27/2006
117109271    630,208.99  Purchase  Reduced        700,500.00   2/1/2011    12.25   2.25       2    2.25  12 MO LIBOR   1/27/2006
117106367  1,000,000.00  Purchase  Reduced      1,430,000.00   2/1/2011   11.625   2.25       2    2.25  12 MO LIBOR   1/13/2006
117074123    475,150.00  Purchase  Reduced        594,000.00   3/1/2011   11.625   2.25       2    2.25  12 MO LIBOR    2/6/2006
117055505    463,300.00  R/T Refi  Reduced        622,000.00   3/1/2011    11.25   2.25       2    2.25  12 MO LIBOR    2/7/2006
117047512    424,438.99  Purchase  Reduced        531,000.00   3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR    2/2/2006
116981407    650,000.00  Purchase  NINA         1,035,000.00   2/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   1/31/2006
116967542    503,200.00  Purchase  Reduced        740,000.00   2/1/2011   12.375   2.25       2    2.25  12 MO LIBOR   1/11/2006
116953188    650,000.00  C/O Refi  Reduced      1,450,000.00   2/1/2011       12   2.25       2    2.25  12 MO LIBOR   1/26/2006

LOANID     SERVICER
---------  -----------

121351633  Countrywide
121338088  Countrywide
121256819  Countrywide
121108804  Countrywide
121077901  Countrywide
120845261  Countrywide
120819585  Countrywide
120806480  Countrywide
120105037  Countrywide
118022139  Countrywide
117913317  Countrywide
117912733  Countrywide
117750777  Countrywide
117743864  Countrywide
117689113  Countrywide
117689081  Countrywide
117688969  Countrywide
117684304  Countrywide
117681936  Countrywide
117653676  Countrywide
117609442  Countrywide
117604602  Countrywide
117540346  Countrywide
117519951  Countrywide
117467664  Countrywide
117459968  Countrywide
117422014  Countrywide
117382793  Countrywide
117378449  Countrywide
117265146  Countrywide
117246992  Countrywide
117230822  Countrywide
117109271  Countrywide
117106367  Countrywide
117074123  Countrywide
117055505  Countrywide
117047512  Countrywide
116981407  Countrywide
116967542  Countrywide
116953188  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

116931105  Primary    SFR         360      358     80  6.125   3/1/2006  4/1/2006   2/1/2036  3,111.46  3/1/2006    609,592.00
116870713  Primary    PUD         360      359     80  6.625   4/1/2006  4/1/2006   3/1/2036  2,565.13  4/1/2006    464,628.00
116615073  Primary    SFR         360      358  78.26      6   3/1/2006  4/1/2006   2/1/2036  3,150.00  3/1/2006    630,000.00
116591022  Primary    PUD         360      358  72.99      6   3/1/2006  4/1/2006   2/1/2036  2,997.75  3/1/2006    500,000.00
116548713  Primary    PUD         360      358     90      8   3/1/2006  4/1/2006   2/1/2036  3,983.00  3/1/2006    597,450.00
116519678  Primary    SFR         360      359     80  6.875   4/1/2006  4/1/2006   3/1/2036  3,714.80  4/1/2006    648,400.00
116517573  Primary    PUD         360      358  74.36  6.375   3/1/2006  5/1/2006   2/1/2036  4,513.70  4/1/2006    723,500.00
116343695  Primary    PUD         360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  2,354.74  3/1/2006    434,720.00
116092095  Primary    SFR         360      357  70.62  6.625   2/1/2006  4/1/2006   1/1/2036  6,901.04  3/1/2006  1,250,000.00
115978049  Primary    SFR         360      358     80  7.375   3/1/2006  4/1/2006   2/1/2036  2,900.83  3/1/2006    472,000.00
114815029  Primary    SFR         360      355  87.26  5.875  12/1/2005  4/1/2006  11/1/2035  2,264.32  3/1/2006    462,500.00
114756676  Primary    SFR         360      359  78.77  6.125   4/1/2006  4/1/2006   3/1/2036  2,613.33  4/1/2006    512,000.00
114248099  Primary    SFR         360      359     80  6.875   4/1/2006  4/1/2006   3/1/2036  2,744.82  4/1/2006    479,096.00
110691212  Primary    SFR         360      359     80   7.25   4/1/2006  5/1/2006   3/1/2036  3,552.29  4/1/2006    588,000.00
108946316  Primary    SFR         360      359     80  6.625   4/1/2006  5/1/2006   3/1/2036  2,466.22  4/1/2006    446,711.00
108051973  Primary    PUD         360      359     80   7.75   4/1/2006  4/1/2006   3/1/2036  3,391.27  4/1/2006    525,100.00
107209944  Primary    SFR         360      356     70  6.875   1/1/2006  4/1/2006  12/1/2035  5,013.02  3/1/2006    875,000.00
106990933  Primary    PUD         360      356  79.99   6.75   1/1/2006  4/1/2006  12/1/2035  3,254.06  3/1/2006    578,500.00
106848094  Investor   SFR         360      356     80    7.5   1/1/2006  4/1/2006  12/1/2035  3,700.00  3/1/2006    592,000.00
106635715  Primary    SFR         360      353     80  5.375  10/1/2005  4/1/2006   9/1/2035  2,490.42  3/1/2006    556,000.00
104966962  Primary    Condo       360      355     80   5.75  12/1/2005  4/1/2006  11/1/2035  3,833.33  3/1/2006    800,000.00
103287566  Primary    PUD         360      353     75      5  10/1/2005  4/1/2006   9/1/2035  6,250.00  3/1/2006  1,500,000.00
100899963  Investor   Condo       360      359     80    6.5   4/1/2006  4/1/2006   3/1/2036  4,160.00  4/1/2006    768,000.00
117998752  Primary    PUD         360      359     80   6.25   4/1/2006  4/1/2006   3/1/2036  1,604.17  4/1/2006    308,000.00
117998536  Primary    SFR         360      359     80  6.875   4/1/2006  4/1/2006   3/1/2036  3,102.92  4/1/2006    541,600.00
117912141  Primary    SFR         360      359  89.53  7.875   4/1/2006  5/1/2006   3/1/2036  1,116.61  4/1/2006    154,000.00
117830611  Investor   SFR         360      359  64.99  6.625   4/1/2006  4/1/2006   3/1/2036    887.75  4/1/2006    160,800.00
117818537  Investor   SFR         360      358     80   6.75   3/1/2006  4/1/2006   2/1/2036  1,350.00  3/1/2006    240,000.00
117815345  Primary    3-Family    360      358     80   6.75   3/1/2006  4/1/2006   2/1/2036  2,160.00  3/1/2006    384,000.00
117811104  Secondary  PUD         360      358  79.99   7.75   3/1/2006  4/1/2006   2/1/2036  1,247.10  3/1/2006    193,100.00
117805031  Investor   2-Family    360      358     80  7.625   3/1/2006  4/1/2006   2/1/2036  1,062.42  3/1/2006    167,200.00
117803279  Investor   SFR         360      357  79.96   8.75   2/1/2006  5/1/2006   1/1/2036    651.07  4/1/2006     82,760.00
117786181  Primary    SFR         360      358     80   6.75   3/1/2006  5/1/2006   2/1/2036  1,237.50  4/1/2006    220,000.00
117785869  Investor   Condo       360      359  79.97  6.875   4/1/2006  5/1/2006   3/1/2036    616.18  4/1/2006    107,550.00
117780972  Primary    SFR         360      359     80  7.125   4/1/2006  5/1/2006   3/1/2036  1,273.00  4/1/2006    214,400.00
117780764  Investor   PUD         360      359     80  7.125   4/1/2006  4/1/2006   3/1/2036  2,161.25  4/1/2006    364,000.00
117780660  Primary    SFR         360      358     80   7.25   3/1/2006  5/1/2006   2/1/2036  1,595.00  4/1/2006    264,000.00
117780572  Primary    PUD         360      358  79.99   7.25   3/1/2006  4/1/2006   2/1/2036  1,246.70  3/1/2006    206,350.00
117779948  Primary    PUD         360      358  62.46  5.875   3/1/2006  5/1/2006   2/1/2036  1,319.13  4/1/2006    223,000.00
117779812  Primary    SFR         360      358  78.73  6.875   3/1/2006  5/1/2006   2/1/2036  1,420.83  4/1/2006    248,000.00

LOANID     COBAL         PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -----------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

116931105    609,592.00  Purchase  Reduced        762,000.00   2/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   1/26/2006
116870713    464,628.00  Purchase  Reduced        660,000.00   3/1/2011   11.625   2.25       2    2.25  12 MO LIBOR   1/30/2006
116615073    630,000.00  R/T Refi  Reduced        805,000.00   2/1/2011       11   2.25       2    2.25  12 MO LIBOR   1/11/2006
116591022    499,002.01  C/O Refi  Full           685,000.00   2/1/2011       11   2.25       2    2.25  12 MO LIBOR    1/9/2006
116548713    597,450.00  Purchase  Reduced        700,000.00   2/1/2011       13    3.5       2     3.5  12 MO LIBOR   1/31/2006
116519678    648,400.00  Purchase  Reduced        830,000.00   3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR    2/1/2006
116517573    722,156.22  R/T Refi  SISA           973,000.00   2/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  12/30/2005
116343695    434,719.99  Purchase  Reduced        555,000.00   2/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   1/24/2006
116092095  1,249,999.99  Purchase  Reduced      1,800,000.00   1/1/2011   11.625   2.25       2    2.25  12 MO LIBOR   12/9/2005
115978049    472,000.00  C/O Refi  Reduced        590,000.00   2/1/2011   12.375   2.25       2    2.25  12 MO LIBOR   1/23/2006
114815029    462,500.00  C/O Refi  Full           530,000.00  11/1/2010   10.875  2.875       2   2.875  12 MO LIBOR  10/13/2005
114756676    512,000.00  R/T Refi  Alternative    650,000.00   3/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   2/22/2006
114248099    479,096.00  Purchase  Reduced        599,000.00   3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR    2/9/2006
110691212    587,965.00  Purchase  NINA           735,000.00   3/1/2011    12.25   2.25       2    2.25  12 MO LIBOR   2/15/2006
108946316    446,711.00  Purchase  Reduced        559,000.00   3/1/2011   11.625   2.25       2    2.25  12 MO LIBOR    2/1/2006
108051973    525,100.00  Purchase  NINA           660,000.00   3/1/2011    12.75   2.25       2    2.25  12 MO LIBOR   2/16/2006
107209944    874,999.99  C/O Refi  Reduced      1,250,000.00  12/1/2010   11.875   2.25       2    2.25  12 MO LIBOR  11/23/2005
106990933    578,500.00  Purchase  Reduced        725,222.00  12/1/2010    11.75   2.25       2    2.25  12 MO LIBOR  11/30/2005
106848094    592,000.00  Purchase  Reduced        750,000.00  12/1/2010     12.5   2.25       2    2.25  12 MO LIBOR   11/8/2005
106635715    556,000.00  R/T Refi  Full           695,000.00   9/1/2010   10.375   2.25       2    2.25  12 MO LIBOR   8/24/2005
104966962    800,000.00  C/O Refi  Full         1,000,000.00  11/1/2010    10.75   2.25       2    2.25  12 MO LIBOR   10/7/2005
103287566  1,500,000.00  Purchase  Full         2,000,000.00   9/1/2010       10   2.25       2    2.25  12 MO LIBOR   8/19/2005
100899963    768,000.00  Purchase  Full         1,011,000.00   3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/16/2006
117998752    308,000.00  R/T Refi  Full           385,000.00   3/1/2011    11.25   2.25       1    2.25  6 MO LIBOR     2/3/2006
117998536    541,600.00  Purchase  Reduced        677,000.00   3/1/2011   11.875   2.25       1    2.25  6 MO LIBOR     2/7/2006
117912141    153,894.02  C/O Refi  NINA           172,000.00   3/1/2011   12.875  4.375       1   4.375  6 MO LIBOR     2/3/2006
117830611    160,800.00  Purchase  NINA           248,000.00   3/1/2011   12.625   2.25       2    2.25  6 MO LIBOR     2/2/2006
117818537    240,000.00  Purchase  Reduced        300,000.00   2/1/2011    11.75   2.25       1    2.25  6 MO LIBOR    1/20/2006
117815345    384,000.00  Purchase  Reduced        480,000.00   2/1/2011    11.75   2.25       1    2.25  6 MO LIBOR    1/13/2006
117811104    193,100.00  Purchase  NINA           242,000.00   2/1/2011    13.75   2.25       2    2.25  6 MO LIBOR    1/31/2006
117805031    167,200.00  Purchase  Full           209,500.00   2/1/2011   13.625   2.75       2    2.75  6 MO LIBOR    1/11/2006
117803279     82,616.12  Purchase  Reduced        146,000.00   1/1/2011    14.75   8.75       2    2.75  6 MO LIBOR   12/30/2005
117786181    220,000.00  Purchase  Full           275,000.00   2/1/2011    11.75   2.25       1    2.25  6 MO LIBOR    1/11/2006
117785869    107,549.99  Purchase  Full           135,000.00   3/1/2011   12.875  4.375       2   4.375  6 MO LIBOR     2/1/2006
117780972    214,400.00  Purchase  Reduced        270,000.00   3/1/2011   13.125  3.625       2   3.625  6 MO LIBOR     2/3/2006
117780764    364,000.00  C/O Refi  Reduced        455,000.00   3/1/2011   13.125  4.625       2   4.625  6 MO LIBOR     2/1/2006
117780660    264,000.00  Purchase  Reduced        340,000.00   2/1/2011    13.25   3.75       2    3.75  6 MO LIBOR    1/25/2006
117780572    206,350.00  Purchase  Reduced        258,000.00   2/1/2011    13.25   2.75       2    2.75  6 MO LIBOR    1/12/2006
117779948    222,544.17  R/T Refi  Reduced        357,000.00   2/1/2011   11.875  2.375       2   2.375  6 MO LIBOR    1/26/2006
117779812    248,000.00  C/O Refi  Reduced        315,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR    1/26/2006

LOANID     SERVICER
---------  -----------

116931105  Countrywide
116870713  Countrywide
116615073  Countrywide
116591022  Countrywide
116548713  Countrywide
116519678  Countrywide
116517573  Countrywide
116343695  Countrywide
116092095  Countrywide
115978049  Countrywide
114815029  Countrywide
114756676  Countrywide
114248099  Countrywide
110691212  Countrywide
108946316  Countrywide
108051973  Countrywide
107209944  Countrywide
106990933  Countrywide
106848094  Countrywide
106635715  Countrywide
104966962  Countrywide
103287566  Countrywide
100899963  Countrywide
117998752  Countrywide
117998536  Countrywide
117912141  Countrywide
117830611  Countrywide
117818537  Countrywide
117815345  Countrywide
117811104  Countrywide
117805031  Countrywide
117803279  Countrywide
117786181  Countrywide
117785869  Countrywide
117780972  Countrywide
117780764  Countrywide
117780660  Countrywide
117780572  Countrywide
117779948  Countrywide
117779812  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------

117779644  Investor   SFR         360      359     80  7.375  4/1/2006  4/1/2006   3/1/2036  1,420.92  4/1/2006  231,200.00
117779324  Primary    SFR         360      358  79.98    6.5  3/1/2006  4/1/2006   2/1/2036  1,082.79  3/1/2006  199,900.00
117779260  Investor   SFR         360      359     75      7  4/1/2006  4/1/2006   3/1/2036  2,384.38  4/1/2006  408,750.00
117779204  Investor   Condo       360      358  69.99  8.625  3/1/2006  4/1/2006   2/1/2036  2,797.73  3/1/2006  389,250.00
117779116  Primary    SFR         360      358     80  7.375  3/1/2006  4/1/2006   2/1/2036  1,450.42  3/1/2006  236,000.00
117778844  Investor   PUD         360      358     75  7.125  3/1/2006  4/1/2006   2/1/2036  1,389.38  3/1/2006  234,000.00
117773659  Primary    PUD         360      358     80  6.625  3/1/2006  5/1/2006   2/1/2036  1,309.54  4/1/2006  237,200.00
117773419  Primary    PUD         360      358  79.98  7.375  3/1/2006  4/1/2006   2/1/2036  1,459.64  3/1/2006  237,500.00
117771763  Primary    SFR         360      358     80  5.875  3/1/2006  4/1/2006   2/1/2036  1,265.03  3/1/2006  258,390.00
117771507  Investor   SFR         360      358     80  8.125  3/1/2006  4/1/2006   2/1/2036  1,526.67  3/1/2006  225,478.00
117762738  Primary    SFR         360      358     80   6.75  3/1/2006  5/1/2006   2/1/2036  2,137.50  4/1/2006  380,000.00
117755521  Primary    SFR         360      356  79.99  6.375  1/1/2006  4/1/2006  12/1/2035  1,338.22  3/1/2006  251,900.00
117755065  Primary    PUD         360      356     80  6.375  1/1/2006  4/1/2006  12/1/2035  3,888.75  3/1/2006  732,000.00
117754929  Primary    Condo       360      356  76.52   6.25  1/1/2006  4/1/2006  12/1/2035  1,375.00  3/1/2006  264,000.00
117754809  Secondary  Condo       360      356  79.98      6  1/1/2006  5/1/2006  12/1/2035    600.25  4/1/2006  120,050.00
117754737  Primary    Condo       360      357  51.12  5.875  2/1/2006  4/1/2006   1/1/2036    861.88  3/1/2006  145,700.00
117754697  Primary    Condo       360      356     80   6.75  1/1/2006  5/1/2006  12/1/2035     904.5  4/1/2006  160,800.00
117754561  Primary    SFR         360      356     80    6.5  1/1/2006  5/1/2006  12/1/2035    424.67  4/1/2006   78,400.00
117754497  Primary    PUD         360      356     80  5.875  1/1/2006  4/1/2006  12/1/2035  1,625.42  3/1/2006  332,000.00
117751489  Primary    SFR         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036  1,213.57  3/1/2006  192,000.00
117751401  Investor   SFR         360      358     80      7  3/1/2006  5/1/2006   2/1/2036       658  4/1/2006  112,800.00
117750993  Investor   SFR         360      358  79.99  7.125  3/1/2006  5/1/2006   2/1/2036  1,289.92  4/1/2006  217,250.00
117746528  Primary    SFR         360      357     80    6.5  2/1/2006  5/1/2006   1/1/2036  1,308.13  4/1/2006  241,600.00
117746280  Primary    SFR         360      358     80   6.75  3/1/2006  4/1/2006   2/1/2036  1,057.50  3/1/2006  188,000.00
117686537  Primary    PUD         360      358     80  6.375  3/1/2006  5/1/2006   2/1/2036  1,083.75  4/1/2006  204,000.00
117686417  Primary    Condo       360      358  68.14   7.25  3/1/2006  4/1/2006   2/1/2036  2,519.38  3/1/2006  417,000.00
117684752  Primary    Condo       360      358     80   6.75  3/1/2006  5/1/2006   2/1/2036  1,107.00  4/1/2006  196,800.00
117668486  Primary    PUD         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036  1,018.33  3/1/2006  188,000.00
117668414  Primary    PUD         360      356     80  6.875  1/1/2006  4/1/2006  12/1/2035  1,769.64  3/1/2006  308,882.00
117646596  Primary    PUD         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036  1,274.00  3/1/2006  235,200.00
117646476  Primary    Condo       360      358     80   6.75  3/1/2006  4/1/2006   2/1/2036     985.5  3/1/2006  175,200.00
117646260  Primary    PUD         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  1,835.33  3/1/2006  320,352.00
117643907  Primary    SFR         360      358  57.14  6.625  3/1/2006  4/1/2006   2/1/2036  2,097.92  3/1/2006  380,000.00
117643355  Primary    SFR         360      358     80  6.625  3/1/2006  4/1/2006   2/1/2036  2,208.33  3/1/2006  400,000.00
117643171  Investor   SFR         360      358     80   6.75  3/1/2006  4/1/2006   2/1/2036  1,282.50  3/1/2006  228,000.00
117624420  Primary    Condo       360      358  77.46      7  3/1/2006  4/1/2006   2/1/2036  1,604.17  3/1/2006  275,000.00
117612379  Primary    SFR         360      357     80  7.875  2/1/2006  5/1/2006   1/1/2036  1,758.75  4/1/2006  268,000.00
117612315  Primary    SFR         360      358     80  7.625  3/1/2006  4/1/2006   2/1/2036  1,677.50  3/1/2006  264,000.00
117612155  Primary    SFR         360      358     80  8.125  3/1/2006  4/1/2006   2/1/2036  1,462.50  3/1/2006  216,000.00
117612051  Primary    Condo       360      358     80   8.25  3/1/2006  5/1/2006   2/1/2036  1,540.00  4/1/2006  224,000.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL     FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ----------  ---------  -------  -----  ------  ------  ----------  ----------

117779644  231,200.00  Purchase  Reduced      310,000.00   3/1/2011   13.375  3.875       2   3.875  6 MO LIBOR    2/1/2006
117779324  199,900.00  Purchase  Reduced      260,000.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR   1/24/2006
117779260  408,750.00  C/O Refi  Reduced      545,000.00   3/1/2011       13    4.5       2     4.5  6 MO LIBOR    2/1/2006
117779204  389,250.00  Purchase  Reduced      620,000.00   2/1/2011   13.625   2.75       1    2.75  6 MO LIBOR   1/25/2006
117779116  236,000.00  Purchase  Reduced      295,000.00   2/1/2011   12.375   2.25       1    2.25  6 MO LIBOR   1/25/2006
117778844  234,000.00  R/T Refi  Reduced      312,000.00   2/1/2011   13.125   2.75       2    2.75  6 MO LIBOR   1/23/2006
117773659  237,200.00  Purchase  Reduced      297,000.00   2/1/2011   12.625  3.125       2   3.125  6 MO LIBOR   1/26/2006
117773419  237,500.00  Purchase  Reduced      300,000.00   2/1/2011   13.375  3.875       2   3.875  6 MO LIBOR   1/26/2006
117771763  258,390.00  Purchase  Reduced      330,000.00   2/1/2011   11.875   2.25       2    2.25  6 MO LIBOR   1/26/2006
117771507  225,478.00  Purchase  Reduced      350,000.00   2/1/2011   14.125   2.75       2    2.75  6 MO LIBOR   1/26/2006
117762738  380,000.00  Purchase  Reduced      482,000.00   2/1/2011    12.75   2.25       2    2.25  6 MO LIBOR   1/20/2006
117755521  251,900.00  Purchase  Reduced      347,000.00  12/1/2010   11.375   2.25       1    2.25  6 MO LIBOR  11/30/2005
117755065  732,000.00  R/T Refi  Alternative  915,000.00  12/1/2010   11.375   2.25       1    2.25  6 MO LIBOR  11/25/2005
117754929  264,000.00  C/O Refi  Reduced      345,000.00  12/1/2010    11.25   2.25       1    2.25  6 MO LIBOR   11/4/2005
117754809  120,050.00  Purchase  Full         155,000.00  12/1/2010       11   2.25       1    2.25  6 MO LIBOR  11/10/2005
117754737  145,252.14  C/O Refi  Full         285,000.00   1/1/2011   10.875   2.25       1    2.25  6 MO LIBOR  12/23/2005
117754697  160,799.02  Purchase  Reduced      201,000.00  12/1/2010    11.75   2.25       1    2.25  6 MO LIBOR  11/30/2005
117754561   78,400.00  Purchase  Full          98,000.00  12/1/2010     11.5   2.25       1    2.25  6 MO LIBOR  11/22/2005
117754497  332,000.00  Purchase  Reduced      415,000.00  12/1/2010   10.875   2.25       1    2.25  6 MO LIBOR  11/29/2005
117751489  191,651.92  Purchase  Reduced      242,000.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR   1/20/2006
117751401  112,800.00  Purchase  Full         146,000.00   2/1/2011       13   2.25       2    2.25  6 MO LIBOR   1/26/2006
117750993  217,250.00  Purchase  Reduced      330,000.00   2/1/2011   13.125   2.25       2    2.25  6 MO LIBOR   1/10/2006
117746528  241,300.00  Purchase  Reduced      310,000.00   1/1/2011     12.5   2.25       2    2.25  6 MO LIBOR  12/16/2005
117746280  188,000.00  R/T Refi  Full         235,000.00   2/1/2011    12.75   2.25       2    2.25  6 MO LIBOR    1/9/2006
117686537  203,918.36  Purchase  Reduced      260,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   1/10/2006
117686417  417,000.00  Purchase  Reduced      625,000.00   2/1/2011    13.25   2.25       2    2.25  6 MO LIBOR   1/11/2006
117684752  196,800.00  C/O Refi  Full         246,000.00   2/1/2011    12.75   2.25       2    2.25  6 MO LIBOR   1/26/2006
117668486  188,000.00  Purchase  Reduced      240,000.00   2/1/2011     11.5   2.25       1    2.25  6 MO LIBOR   1/25/2006
117668414  308,882.00  Purchase  Reduced      390,000.00  12/1/2010   12.875  3.625       1   3.625  6 MO LIBOR  11/17/2005
117646596  235,200.00  Purchase  Full         300,000.00   2/1/2011     11.5   2.25       1    2.25  6 MO LIBOR   1/27/2006
117646476  175,200.00  Purchase  Reduced      220,000.00   2/1/2011    12.75  3.625       1   3.625  6 MO LIBOR   1/27/2006
117646260  320,347.44  Purchase  Reduced      412,000.00   2/1/2011   12.875  3.625       1   3.625  6 MO LIBOR   1/26/2006
117643907  380,000.00  C/O Refi  Reduced      665,000.00   2/1/2011   11.625   2.25       1    2.25  6 MO LIBOR   1/25/2006
117643355  400,000.00  C/O Refi  Reduced      500,000.00   2/1/2011   11.625   2.25       1    2.25  6 MO LIBOR    1/9/2006
117643171  228,000.00  Purchase  Full         300,000.00   2/1/2011    11.75   2.25       1    2.25  6 MO LIBOR   1/30/2006
117624420  275,000.00  C/O Refi  Full         355,000.00   2/1/2011       13   2.25       2    2.25  6 MO LIBOR   1/17/2006
117612379  268,000.00  Purchase  Reduced      335,000.00   1/1/2011   13.875      4       2       4  6 MO LIBOR  12/21/2005
117612315  264,000.00  Purchase  Reduced      330,000.00   2/1/2011   13.625      4       2       4  6 MO LIBOR   1/13/2006
117612155  216,000.00  Purchase  Reduced      270,000.00   2/1/2011   14.125      4       2       4  6 MO LIBOR   1/17/2006
117612051  224,000.00  Purchase  Reduced      280,000.00   2/1/2011    14.25      4       2       4  6 MO LIBOR   1/16/2006

LOANID     SERVICER
---------  -----------

117779644  Countrywide
117779324  Countrywide
117779260  Countrywide
117779204  Countrywide
117779116  Countrywide
117778844  Countrywide
117773659  Countrywide
117773419  Countrywide
117771763  Countrywide
117771507  Countrywide
117762738  Countrywide
117755521  Countrywide
117755065  Countrywide
117754929  Countrywide
117754809  Countrywide
117754737  Countrywide
117754697  Countrywide
117754561  Countrywide
117754497  Countrywide
117751489  Countrywide
117751401  Countrywide
117750993  Countrywide
117746528  Countrywide
117746280  Countrywide
117686537  Countrywide
117686417  Countrywide
117684752  Countrywide
117668486  Countrywide
117668414  Countrywide
117646596  Countrywide
117646476  Countrywide
117646260  Countrywide
117643907  Countrywide
117643355  Countrywide
117643171  Countrywide
117624420  Countrywide
117612379  Countrywide
117612315  Countrywide
117612155  Countrywide
117612051  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

117602873  Primary    SFR         360      358   89.3  6.625   3/1/2006  4/1/2006   2/1/2036  1,336.04  3/1/2006  242,000.00
117595689  Primary    SFR         360      358     80    6.5   3/1/2006  5/1/2006   2/1/2036  2,047.50  4/1/2006  378,000.00
117595609  Investor   SFR         360      358  79.31  7.875   3/1/2006  4/1/2006   2/1/2036    832.78  3/1/2006  126,900.00
117595408  Secondary  PUD         360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  1,170.00  3/1/2006  216,000.00
117595120  Investor   Condo       360      358     80   8.25   3/1/2006  5/1/2006   2/1/2036    691.17  4/1/2006   92,000.00
117594064  Primary    SFR         360      358     80  6.875   3/1/2006  5/1/2006   2/1/2036  1,134.37  4/1/2006  198,000.00
117591896  Primary    PUD         360      357  73.63   6.25   2/1/2006  4/1/2006   1/1/2036  2,174.48  3/1/2006  417,500.00
117581639  Primary    SFR         360      359     80  6.875   4/1/2006  4/1/2006   3/1/2036  3,203.75  4/1/2006  559,200.00
117572990  Investor   Condo       360      359     90  7.125   4/1/2006  4/1/2006   3/1/2036    927.11  4/1/2006  137,610.00
117567061  Investor   PUD         360      358  77.34   7.25   3/1/2006  4/1/2006   2/1/2036  1,527.86  3/1/2006  252,887.00
117556460  Primary    PUD         360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036    953.33  3/1/2006  176,000.00
117556436  Primary    SFR         360      359     80    6.5   4/1/2006  5/1/2006   3/1/2036  1,290.96  4/1/2006  238,400.00
117552363  Primary    SFR         360      358     80  8.125   3/1/2006  4/1/2006   2/1/2036  3,629.17  3/1/2006  536,000.00
117520455  Primary    SFR         360      359     65   6.75   4/1/2006  5/1/2006   3/1/2036    804.38  4/1/2006  143,000.00
117517415  Primary    SFR         360      359     80  6.875   4/1/2006  5/1/2006   3/1/2036       605  4/1/2006  105,600.00
117513006  Investor   Condo       360      359     80  6.875   4/1/2006  4/1/2006   3/1/2036    758.54  4/1/2006  132,400.00
117507982  Investor   Condo       360      359  79.99  6.875   4/1/2006  5/1/2006   3/1/2036  1,647.14  4/1/2006  287,500.00
117489251  Primary    SFR         360      358     80  6.875   3/1/2006  5/1/2006   2/1/2036  2,062.50  4/1/2006  360,000.00
117489195  Secondary  PUD         360      358  79.99  6.875   3/1/2006  5/1/2006   2/1/2036  1,402.22  4/1/2006  244,750.00
117488835  Primary    SFR         360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036  1,213.25  3/1/2006  211,768.00
117488787  Primary    SFR         360      358     80    6.5   3/1/2006  5/1/2006   2/1/2036  1,061.67  4/1/2006  196,000.00
117488771  Primary    SFR         360      357     80  7.875   2/1/2006  5/1/2006   1/1/2036  1,740.17  4/1/2006  240,000.00
117488523  Primary    SFR         360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  1,499.15  3/1/2006  288,000.00
117487739  Primary    PUD         360      358   79.7   6.25   3/1/2006  4/1/2006   2/1/2036  1,369.79  3/1/2006  263,000.00
117487459  Primary    Condo       360      357     80    7.5   2/1/2006  4/1/2006   1/1/2036  1,500.00  3/1/2006  240,000.00
117487219  Investor   Condo       360      357     80  7.625   2/1/2006  5/1/2006   1/1/2036    864.17  4/1/2006  136,000.00
117485107  Primary    SFR         360      358     80  6.375   3/1/2006  4/1/2006   2/1/2036  1,037.00  3/1/2006  195,200.00
117483859  Primary    PUD         360      358     80  7.875   3/1/2006  4/1/2006   2/1/2036  3,826.27  3/1/2006  583,050.00
117483739  Secondary  PUD         360      358     80  6.625   3/1/2006  5/1/2006   2/1/2036  1,391.25  4/1/2006  252,000.00
117483442  Primary    Condo       360      355     80   6.25  12/1/2005  5/1/2006  11/1/2035  1,458.33  4/1/2006  280,000.00
117482114  Investor   2-Family    360      359     70   6.75   4/1/2006  5/1/2006   3/1/2036    767.81  4/1/2006  136,500.00
117474137  Primary    PUD         360      359     75   7.25   4/1/2006  5/1/2006   3/1/2036  1,857.81  4/1/2006  307,500.00
117467993  Primary    PUD         360      358  85.77    7.5   3/1/2006  5/1/2006   2/1/2036  1,281.25  4/1/2006  205,000.00
117467953  Investor   PUD         360      358     70   6.75   3/1/2006  4/1/2006   2/1/2036  2,441.25  3/1/2006  434,000.00
117459639  Primary    SFR         360      358   67.2  6.625   3/1/2006  5/1/2006   2/1/2036  1,391.25  4/1/2006  252,000.00
117456935  Primary    PUD         360      358     80   7.25   3/1/2006  5/1/2006   2/1/2036  2,149.02  4/1/2006  355,700.00
117456895  Secondary  Condo       360      358  79.99  8.125   3/1/2006  4/1/2006   2/1/2036  2,282.11  3/1/2006  337,050.00
117453887  Primary    SFR         360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  1,137.50  3/1/2006  210,000.00
117453839  Primary    SFR         360      358     80  6.625   3/1/2006  4/1/2006   2/1/2036  1,170.42  3/1/2006  212,000.00
117453711  Investor   Condo       360      358  79.99    7.5   3/1/2006  4/1/2006   2/1/2036    880.32  3/1/2006  125,900.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL     FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ----------  ---------  -------  -----  ------  ------  ----------  ----------

117602873  242,000.00  R/T Refi  Reduced      271,000.00   2/1/2011   12.625   2.25       2    2.25  6 MO LIBOR   1/26/2006
117595689  377,999.50  Purchase  Reduced      480,000.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR   1/18/2006
117595609  126,900.00  Purchase  Reduced      160,000.00   2/1/2011   13.875   2.75       2    2.75  6 MO LIBOR   1/24/2006
117595408  216,000.00  Purchase  Reduced      271,790.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR   1/18/2006
117595120   91,214.82  Purchase  Reduced      115,000.00   2/1/2011    14.25   2.75       2    2.75  6 MO LIBOR   1/24/2006
117594064  197,999.09  C/O Refi  Full         247,500.00   2/1/2011   11.875   2.25       2    2.25  6 MO LIBOR   1/12/2006
117591896  417,500.00  C/O Refi  Full         567,000.00   1/1/2011    11.25   2.25       1    2.25  6 MO LIBOR   12/6/2005
117581639  559,200.00  Purchase  Reduced      699,000.00   3/1/2011   12.875   2.25       2    2.25  6 MO LIBOR    2/8/2006
117572990  137,499.95  Purchase  Full         152,900.00   3/1/2011   13.125   2.25       2    2.25  6 MO LIBOR    2/9/2006
117567061  252,887.00  Purchase  Reduced      337,000.00   2/1/2011    12.25   4.75       1    4.75  6 MO LIBOR   1/13/2006
117556460  176,000.00  C/O Refi  Reduced      220,000.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR   1/11/2006
117556436  238,330.25  Purchase  Reduced      298,000.00   3/1/2011     12.5   2.25       2    2.25  6 MO LIBOR    2/3/2006
117552363  536,000.00  C/O Refi  Reduced      670,000.00   2/1/2011   14.125   2.75       2    2.75  6 MO LIBOR   1/12/2006
117520455  143,000.00  C/O Refi  NINA         220,000.00   3/1/2011    12.75   2.25       2    2.25  6 MO LIBOR    2/2/2006
117517415  105,600.00  Purchase  Full         132,000.00   3/1/2011   12.875   2.25       2    2.25  6 MO LIBOR    2/8/2006
117513006  132,400.00  Purchase  Alternative  170,000.00   3/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   2/15/2006
117507982  287,500.00  Purchase  Reduced      370,000.00   3/1/2011   12.875   2.25       2    2.25  6 MO LIBOR    2/6/2006
117489251  360,000.00  Purchase  SISA         450,000.00   2/1/2011   11.875   2.25       1    2.25  6 MO LIBOR    1/9/2006
117489195  244,749.99  Purchase  SISA         310,000.00   2/1/2011   12.875      5       2       5  6 MO LIBOR   1/13/2006
117488835  211,768.00  Purchase  Reduced      270,000.00   1/1/2011   12.875   2.25       2    2.25  6 MO LIBOR  12/16/2005
117488787  196,000.00  Purchase  Reduced      245,000.00   2/1/2011     12.5      5       2       5  6 MO LIBOR   1/19/2006
117488771  239,419.86  C/O Refi  NINA         300,000.00   1/1/2011   13.875   2.25       2    2.25  6 MO LIBOR  12/20/2005
117488523  287,803.57  C/O Refi  Reduced      360,000.00   2/1/2011    11.25   2.25       1    2.25  6 MO LIBOR   1/17/2006
117487739  263,000.00  R/T Refi  Reduced      330,000.00   2/1/2011    12.25   3.75       2    3.75  6 MO LIBOR   1/16/2006
117487459  240,000.00  Purchase  SISA         320,000.00   1/1/2011     13.5   2.25       2    2.25  6 MO LIBOR  12/29/2005
117487219  136,000.00  C/O Refi  Reduced      170,000.00   1/1/2011   13.625   2.25       2    2.25  6 MO LIBOR    1/6/2006
117485107  195,200.00  Purchase  Alternative  250,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   1/12/2006
117483859  583,050.00  Purchase  Reduced      731,000.00   2/1/2011   13.875   3.75       2    3.75  6 MO LIBOR   1/11/2006
117483739  252,000.00  Purchase  Reduced      315,000.00   2/1/2011   12.625   2.75       2    2.75  6 MO LIBOR   1/16/2006
117483442  280,000.00  Purchase  Reduced      360,000.00  11/1/2010    11.25   2.25       1    2.25  6 MO LIBOR  10/20/2005
117482114  136,500.00  C/O Refi  Reduced      195,000.00   3/1/2011    12.75   2.25       2    2.25  6 MO LIBOR    2/2/2006
117474137  307,499.90  C/O Refi  SISA         410,000.00   3/1/2011    13.25   2.25       2    2.25  6 MO LIBOR    2/6/2006
117467993  205,000.00  C/O Refi  Reduced      239,000.00   2/1/2011     13.5   2.25       2    2.25  6 MO LIBOR   1/11/2006
117467953  434,000.00  Purchase  Reduced      620,000.00   2/1/2011    12.75    3.5       1     3.5  6 MO LIBOR   1/12/2006
117459639  252,000.00  C/O Refi  Reduced      375,000.00   2/1/2011   12.625  3.625       1   3.625  6 MO LIBOR   1/20/2006
117456935  355,700.00  Purchase  Reduced      445,000.00   2/1/2011    13.25   2.25       2    2.25  6 MO LIBOR   1/13/2006
117456895  337,050.00  Purchase  Reduced      489,000.00   2/1/2011   13.125   2.25       1    2.25  6 MO LIBOR    1/9/2006
117453887  210,000.00  Purchase  Reduced      273,000.00   2/1/2011     12.5   2.75       2    2.75  6 MO LIBOR    1/9/2006
117453839  212,000.00  Purchase  NINA         269,000.00   2/1/2011   12.625      5       2       5  6 MO LIBOR   1/17/2006
117453711  125,712.53  Purchase  Reduced      158,000.00   2/1/2011     13.5      5       2       5  6 MO LIBOR   1/12/2006

LOANID     SERVICER
---------  -----------

117602873  Countrywide
117595689  Countrywide
117595609  Countrywide
117595408  Countrywide
117595120  Countrywide
117594064  Countrywide
117591896  Countrywide
117581639  Countrywide
117572990  Countrywide
117567061  Countrywide
117556460  Countrywide
117556436  Countrywide
117552363  Countrywide
117520455  Countrywide
117517415  Countrywide
117513006  Countrywide
117507982  Countrywide
117489251  Countrywide
117489195  Countrywide
117488835  Countrywide
117488787  Countrywide
117488771  Countrywide
117488523  Countrywide
117487739  Countrywide
117487459  Countrywide
117487219  Countrywide
117485107  Countrywide
117483859  Countrywide
117483739  Countrywide
117483442  Countrywide
117482114  Countrywide
117474137  Countrywide
117467993  Countrywide
117467953  Countrywide
117459639  Countrywide
117456935  Countrywide
117456895  Countrywide
117453887  Countrywide
117453839  Countrywide
117453711  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

117453559  Primary    Condo       360      358  79.99   7.25  3/1/2006  4/1/2006   2/1/2036  1,188.40  3/1/2006    196,700.00
117453239  Investor   Condo       360      358     80  7.125  3/1/2006  5/1/2006   2/1/2036    783.75  4/1/2006    132,000.00
117453103  Investor   SFR         360      358     80  7.875  3/1/2006  5/1/2006   2/1/2036  1,995.00  4/1/2006    304,000.00
117452999  Investor   PUD         360      358     80  7.875  3/1/2006  4/1/2006   2/1/2036  1,312.50  3/1/2006    200,000.00
117452975  Investor   Condo       360      358  79.99  7.125  3/1/2006  6/1/2006   2/1/2036  2,519.58  5/1/2006    424,350.00
117452799  Primary    SFR         360      358  79.99  7.375  3/1/2006  4/1/2006   2/1/2036  2,789.90  3/1/2006    453,950.00
117449486  Primary    SFR         360      358     80  6.625  3/1/2006  4/1/2006   2/1/2036  2,097.92  3/1/2006    380,000.00
117449478  Primary    PUD         360      358     80      8  3/1/2006  5/1/2006   2/1/2036  1,985.53  4/1/2006    297,830.00
117449462  Investor   SFR         360      358     80  7.375  3/1/2006  4/1/2006   2/1/2036  1,647.08  3/1/2006    268,000.00
117449446  Primary    PUD         360      358  37.14  7.375  3/1/2006  5/1/2006   2/1/2036  3,994.79  4/1/2006    650,000.00
117449430  Primary    Condo       360      358  75.96  6.875  3/1/2006  4/1/2006   2/1/2036  1,466.67  3/1/2006    256,000.00
117449406  Primary    SFR         360      358     80  7.125  3/1/2006  4/1/2006   2/1/2036  1,805.00  3/1/2006    304,000.00
117449366  Primary    SFR         360      358  45.77   6.25  3/1/2006  5/1/2006   2/1/2036  1,231.43  4/1/2006    200,000.00
117449342  Primary    PUD         360      358     80  6.875  3/1/2006  5/1/2006   2/1/2036  2,222.92  4/1/2006    388,000.00
117447542  Secondary  PUD         360      358  71.43    6.5  3/1/2006  7/1/2006   2/1/2036  5,416.67  6/1/2006  1,000,000.00
117447486  Investor   SFR         360      358     80    7.5  3/1/2006  5/1/2006   2/1/2036  1,000.00  4/1/2006    160,000.00
117447390  Primary    SFR         360      358     80  5.875  3/1/2006  5/1/2006   2/1/2036  1,488.33  4/1/2006    304,000.00
117447358  Primary    SFR         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  1,361.25  3/1/2006    237,600.00
117447342  Primary    PUD         360      358     80  6.125  3/1/2006  5/1/2006   2/1/2036  1,225.00  4/1/2006    240,000.00
117446718  Primary    SFR         360      358  65.12    6.5  3/1/2006  5/1/2006   2/1/2036  2,275.00  4/1/2006    420,000.00
117446078  Primary    SFR         360      357  78.95   7.25  2/1/2006  4/1/2006   1/1/2036  2,046.53  3/1/2006    300,000.00
117446030  Primary    SFR         360      358     84      7  3/1/2006  4/1/2006   2/1/2036  2,235.42  3/1/2006    336,000.00
117445958  Primary    2-Family    360      357  79.59  6.125  2/1/2006  4/1/2006   1/1/2036  1,969.95  3/1/2006    386,000.00
117445926  Primary    PUD         360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  2,799.56  3/1/2006    488,650.00
117444502  Primary    SFR         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036  2,123.33  3/1/2006    392,000.00
117434252  Primary    SFR         360      358     80  6.125  3/1/2006  5/1/2006   2/1/2036  2,013.08  4/1/2006    394,400.00
117427916  Primary    SFR         360      359  70.42  5.875  4/1/2006  4/1/2006   3/1/2036  1,958.33  4/1/2006    400,000.00
117409437  Primary    SFR         360      359     71    6.5  4/1/2006  5/1/2006   3/1/2036  3,076.67  4/1/2006    568,000.00
117404836  Primary    SFR         360      358     75  6.375  3/1/2006  4/1/2006   2/1/2036  1,675.09  3/1/2006    268,500.00
117404100  Primary    SFR         360      358     80    6.5  3/1/2006  5/1/2006   2/1/2036  1,538.33  4/1/2006    284,000.00
117391794  Primary    SFR         360      359  74.53  6.625  4/1/2006  4/1/2006   3/1/2036  3,312.50  4/1/2006    600,000.00
117390682  Primary    PUD         360      359  70.27  6.125  4/1/2006  4/1/2006   3/1/2036  3,317.71  4/1/2006    650,000.00
117386898  Primary    Condo       360      359  78.71      6  4/1/2006  5/1/2006   3/1/2036       732  4/1/2006    146,400.00
117380905  Investor   SFR         360      358     75    6.5  3/1/2006  4/1/2006   2/1/2036    483.44  3/1/2006     89,250.00
117377153  Primary    PUD         360      358     80  7.875  3/1/2006  4/1/2006   2/1/2036  1,392.12  3/1/2006    212,132.00
117375560  Primary    SFR         360      358  77.37  6.875  3/1/2006  4/1/2006   2/1/2036  2,389.06  3/1/2006    417,000.00
117373760  Investor   Condo       360      358  69.95      7  3/1/2006  5/1/2006   2/1/2036    754.83  4/1/2006    129,400.00
117373640  Secondary  PUD         360      358  79.04  6.875  3/1/2006  4/1/2006   2/1/2036  1,553.25  3/1/2006    271,112.00
117373192  Investor   SFR         360      358     90   8.25  3/1/2006  4/1/2006   2/1/2036    419.21  3/1/2006     55,800.00
117364839  Primary    SFR         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  1,191.67  3/1/2006    208,000.00

LOANID     COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ------------  --------  -------------  ------------  ---------  -------  -----  ------  ------  ----------  ----------

117453559    196,700.00  Purchase  Reduced          250,000.00   2/1/2011    13.25   3.75       2    3.75  6 MO LIBOR   1/17/2006
117453239    132,000.00  Purchase  Reduced          165,000.00   2/1/2011   12.125   2.25       1    2.25  6 MO LIBOR   1/11/2006
117453103    304,000.00  Purchase  Reduced          420,000.00   2/1/2011   12.875   2.25       1    2.25  6 MO LIBOR   1/13/2006
117452999    200,000.00  Purchase  NINA             260,000.00   2/1/2011   13.875      5       2       5  6 MO LIBOR   1/13/2006
117452975    424,350.00  Purchase  Reduced          614,000.00   2/1/2011   13.125   2.75       2    2.75  6 MO LIBOR   1/10/2006
117452799    453,950.00  Purchase  Reduced          570,000.00   2/1/2011   13.375   2.25       2    2.25  6 MO LIBOR    1/5/2006
117449486    380,000.00  Purchase  Reduced          500,000.00   2/1/2011   11.625   2.25       1    2.25  6 MO LIBOR   1/11/2006
117449478    297,830.00  Purchase  NINA             378,000.00   2/1/2011       13   2.25       1    2.25  6 MO LIBOR   1/20/2006
117449462    268,000.00  Purchase  SISA             335,000.00   2/1/2011   12.375   2.25       1    2.25  6 MO LIBOR   1/13/2006
117449446    650,000.00  C/O Refi  NINA           1,750,000.00   2/1/2011   12.375   2.25       1    2.25  6 MO LIBOR   1/12/2006
117449430    256,000.00  C/O Refi  Reduced          337,000.00   2/1/2011   11.875   2.25       1    2.25  6 MO LIBOR   1/13/2006
117449406    304,000.00  C/O Refi  SISA             380,000.00   2/1/2011   12.125   2.25       1    2.25  6 MO LIBOR    1/9/2006
117449366    199,619.49  C/O Refi  Reduced          437,000.00   2/1/2011    12.25   2.25       1    2.25  6 MO LIBOR    1/6/2006
117449342    388,000.00  C/O Refi  Reduced          485,000.00   2/1/2011   11.875   2.25       1    2.25  6 MO LIBOR    1/5/2006
117447542  1,000,000.00  Purchase  Full           1,468,000.00   2/1/2011     12.5      4       2       4  6 MO LIBOR   1/19/2006
117447486    160,000.00  Purchase  Full             250,000.00   2/1/2011     13.5      5       2       5  6 MO LIBOR  12/14/2005
117447390    304,000.00  Purchase  Full             380,000.00   2/1/2011   11.875  3.375       2   3.375  6 MO LIBOR   1/12/2006
117447358    237,600.00  Purchase  Full             297,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/11/2006
117447342    240,000.00  R/T Refi  Alternative      300,000.00   2/1/2011   12.125  3.625       2   3.625  6 MO LIBOR   1/11/2006
117446718    420,000.00  C/O Refi  Reduced          645,000.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR   1/23/2006
117446078    299,293.66  C/O Refi  Reduced          380,000.00   1/1/2011    13.25   2.25       2    2.25  6 MO LIBOR   12/8/2005
117446030    335,447.55  C/O Refi  Reduced          400,000.00   2/1/2011       13   2.25       2    2.25  6 MO LIBOR  12/30/2005
117445958    385,940.32  C/O Refi  Reduced          485,000.00   1/1/2011   12.125   2.25       2    2.25  6 MO LIBOR  12/12/2005
117445926    488,650.00  Purchase  Reduced          620,000.00   1/1/2011   12.875   2.25       2    2.25  6 MO LIBOR  12/14/2005
117444502    392,000.00  Purchase  SISA             490,000.00   2/1/2011     11.5   2.25       1    2.25  6 MO LIBOR    1/6/2006
117434252    394,400.00  Purchase  Full             550,000.00   2/1/2011   12.125   2.25       2    2.25  6 MO LIBOR   1/27/2006
117427916    400,000.00  C/O Refi  Full             568,000.00   3/1/2011   11.875   2.25       2    2.25  6 MO LIBOR    2/2/2006
117409437    567,999.99  R/T Refi  Reduced          800,000.00   3/1/2011     12.5   2.25       2    2.25  6 MO LIBOR    2/1/2006
117404836    268,001.32  C/O Refi  Reduced          358,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   1/13/2006
117404100    283,998.66  R/T Refi  NINA             355,000.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR   1/11/2006
117391794    600,000.00  C/O Refi  Reduced          805,000.00   3/1/2011   12.625   2.25       2    2.25  6 MO LIBOR    2/2/2006
117390682    650,000.00  C/O Refi  Full             925,000.00   3/1/2011   12.125   2.25       2    2.25  6 MO LIBOR    2/6/2006
117386898    146,400.00  R/T Refi  Reduced          186,000.00   3/1/2011       12   2.25       2    2.25  6 MO LIBOR   1/30/2006
117380905     89,250.00  Purchase  Full             122,000.00   2/1/2011     11.5   2.25       1    2.25  6 MO LIBOR   1/10/2006
117377153    212,132.00  Purchase  SISA             270,000.00   2/1/2011   12.875   2.25       1    2.25  6 MO LIBOR    1/5/2006
117375560    417,000.00  Purchase  Reduced          539,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/20/2006
117373760    129,400.00  Purchase  Reduced          190,000.00   2/1/2011       12   2.25       1    2.25  6 MO LIBOR   1/20/2006
117373640    271,112.00  Purchase  Reduced          368,000.00   2/1/2011   11.875  4.375       1   4.375  6 MO LIBOR   1/13/2006
117373192     55,728.59  Purchase  SISA              68,000.00   2/1/2011    13.25   2.25       1    2.25  6 MO LIBOR   1/11/2006
117364839    208,000.00  Purchase  Reduced          280,000.00   2/1/2011   11.875  3.375       1   3.375  6 MO LIBOR    1/9/2006

LOANID     SERVICER
---------  -----------

117453559  Countrywide
117453239  Countrywide
117453103  Countrywide
117452999  Countrywide
117452975  Countrywide
117452799  Countrywide
117449486  Countrywide
117449478  Countrywide
117449462  Countrywide
117449446  Countrywide
117449430  Countrywide
117449406  Countrywide
117449366  Countrywide
117449342  Countrywide
117447542  Countrywide
117447486  Countrywide
117447390  Countrywide
117447358  Countrywide
117447342  Countrywide
117446718  Countrywide
117446078  Countrywide
117446030  Countrywide
117445958  Countrywide
117445926  Countrywide
117444502  Countrywide
117434252  Countrywide
117427916  Countrywide
117409437  Countrywide
117404836  Countrywide
117404100  Countrywide
117391794  Countrywide
117390682  Countrywide
117386898  Countrywide
117380905  Countrywide
117377153  Countrywide
117375560  Countrywide
117373760  Countrywide
117373640  Countrywide
117373192  Countrywide
117364839  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

117364831  Investor   SFR         360      356     80  6.875  1/1/2006  4/1/2006  12/1/2035    798.65  3/1/2006    139,400.00
117364775  Primary    SFR         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  3,000.37  3/1/2006    523,701.00
117358886  Primary    SFR         360      357  83.33   7.25  2/1/2006  5/1/2006   1/1/2036  2,567.71  4/1/2006    425,000.00
117356358  Primary    SFR         360      357     80  7.375  2/1/2006  4/1/2006   1/1/2036  1,391.42  3/1/2006    226,400.00
117356286  Primary    SFR         360      358     80  6.625  3/1/2006  4/1/2006   2/1/2036  1,952.17  3/1/2006    353,600.00
117356190  Primary    SFR         360      356  66.67  6.375  1/1/2006  4/1/2006  12/1/2035  2,655.83  3/1/2006    500,000.00
117356102  Primary    SFR         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  2,976.88  3/1/2006    519,600.00
117355334  Primary    SFR         360      358     80  6.625  3/1/2006  5/1/2006   2/1/2036  2,000.57  4/1/2006    362,368.00
117351845  Primary    SFR         360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036    820.25  3/1/2006    154,400.00
117351837  Primary    SFR         360      358     80  6.625  3/1/2006  4/1/2006   2/1/2036  1,744.58  3/1/2006    316,000.00
117348949  Primary    SFR         360      357     80   6.75  2/1/2006  4/1/2006   1/1/2036  1,363.50  3/1/2006    242,400.00
117348893  Primary    SFR         360      357     80   6.75  2/1/2006  4/1/2006   1/1/2036  2,250.00  3/1/2006    400,000.00
117348525  Investor   2-Family    360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036  1,733.33  3/1/2006    320,000.00
117348509  Primary    SFR         360      358  69.86    6.5  3/1/2006  4/1/2006   2/1/2036  1,105.00  3/1/2006    204,000.00
117348493  Primary    SFR         360      358     80  6.625  3/1/2006  5/1/2006   2/1/2036       848  4/1/2006    153,600.00
117348309  Primary    PUD         360      357     80   6.75  2/1/2006  4/1/2006   1/1/2036  1,494.94  3/1/2006    230,488.00
117346373  Primary    SFR         360      358     80  7.625  3/1/2006  4/1/2006   2/1/2036    838.75  3/1/2006    132,000.00
117345525  Primary    SFR         360      357     80      7  2/1/2006  5/1/2006   1/1/2036  2,328.67  4/1/2006    399,200.00
117345397  Primary    SFR         360      357     80  6.625  2/1/2006  5/1/2006   1/1/2036  1,435.42  4/1/2006    260,000.00
117342580  Primary    Condo       360      358     80  8.125  3/1/2006  4/1/2006   2/1/2036  1,327.08  3/1/2006    196,000.00
117336259  Primary    PUD         360      358     80  6.625  3/1/2006  4/1/2006   2/1/2036  1,832.92  3/1/2006    332,000.00
117336235  Primary    SFR         360      357     80  6.875  2/1/2006  5/1/2006   1/1/2036  1,827.03  4/1/2006    319,200.00
117335059  Primary    SFR         360      359     80  6.125  4/1/2006  4/1/2006   3/1/2036  1,531.25  4/1/2006    300,000.00
117334931  Primary    SFR         360      358  59.76  5.875  3/1/2006  5/1/2006   2/1/2036    887.31  4/1/2006    150,000.00
117332435  Primary    SFR         360      359     80  6.125  4/1/2006  4/1/2006   3/1/2036  2,531.67  4/1/2006    496,000.00
117329971  Investor   SFR         360      358     80   7.25  3/1/2006  4/1/2006   2/1/2036  1,227.37  3/1/2006    179,920.00
117328578  Primary    PUD         360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  1,003.75  3/1/2006    175,200.00
117328466  Investor   SFR         360      357     80    7.5  2/1/2006  4/1/2006   1/1/2036  1,264.18  3/1/2006    180,800.00
117326778  Primary    SFR         360      358     65      6  3/1/2006  4/1/2006   2/1/2036  2,201.85  3/1/2006    367,250.00
117321554  Primary    SFR         360      358     80  7.625  3/1/2006  4/1/2006   2/1/2036    838.75  3/1/2006    132,000.00
117321498  Primary    Condo       360      358     80   7.75  3/1/2006  4/1/2006   2/1/2036  1,240.00  3/1/2006    192,000.00
117321434  Primary    PUD         360      358   79.9    6.5  3/1/2006  4/1/2006   2/1/2036  1,259.38  3/1/2006    232,500.00
117319553  Primary    3-Family    360      358     70   6.75  3/1/2006  5/1/2006   2/1/2036  3,668.47  4/1/2006    565,600.00
117319353  Primary    SFR         360      359     80      7  4/1/2006  4/1/2006   3/1/2036    691.91  4/1/2006    104,000.00
117319065  Primary    SFR         360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036  1,622.06  3/1/2006    260,000.00
117318953  Primary    Condo       360      358  84.21      8  3/1/2006  4/1/2006   2/1/2036  2,666.67  3/1/2006    400,000.00
117315377  Investor   Condo       360      358     75   6.75  3/1/2006  5/1/2006   2/1/2036  1,501.88  4/1/2006    267,000.00
117313937  Primary    SFR         360      356     65   6.75  1/1/2006  5/1/2006  12/1/2035  2,138.91  4/1/2006    380,250.00
117313841  Primary    SFR         360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  1,271.42  3/1/2006    221,920.00
117313729  Primary    2-Family    360      357  70.74   6.25  2/1/2006  4/1/2006   1/1/2036  1,750.00  3/1/2006    336,000.00

LOANID     COBAL         PURPOSE   DOC      OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ------------  --------  -------  ------------  ---------  -------  -----  ------  ------  ----------  ----------

117364831    139,400.00  Purchase  Reduced    175,000.00  12/1/2010   11.875   2.25       1    2.25  6 MO LIBOR  11/18/2005
117364775    523,701.00  Purchase  Reduced    655,000.00   2/1/2011   11.875   2.25       1    2.25  6 MO LIBOR    1/3/2006
117358886    425,000.00  C/O Refi  Reduced    510,000.00   1/1/2011    12.25   2.25       1    2.25  6 MO LIBOR  12/29/2005
117356358    226,400.00  Purchase  Reduced    285,000.00   1/1/2011   13.375  7.375       2    2.75  6 MO LIBOR  12/29/2005
117356286    353,600.00  Purchase  Reduced    565,000.00   2/1/2011   12.625   2.25       2    2.25  6 MO LIBOR    1/6/2006
117356190    499,867.19  C/O Refi  NINA       750,000.00  12/1/2010   12.375   2.25       2    2.25  6 MO LIBOR  11/16/2005
117356102    519,600.00  Purchase  Reduced    660,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR    1/3/2006
117355334    362,368.00  Purchase  Reduced    475,000.00   2/1/2011   12.625   2.25       2    2.25  6 MO LIBOR   1/11/2006
117351845    154,400.00  R/T Refi  Full       193,000.00   1/1/2011   11.375   2.25       1    2.25  6 MO LIBOR  12/30/2005
117351837    316,000.00  Purchase  Reduced    405,000.00   2/1/2011   11.625   2.25       1    2.25  6 MO LIBOR    1/6/2006
117348949    242,400.00  Purchase  Reduced    303,000.00   1/1/2011    11.75   2.25       1    2.25  6 MO LIBOR  12/30/2005
117348893    400,000.00  Purchase  Reduced    500,000.00   1/1/2011    11.75   2.25       1    2.25  6 MO LIBOR  12/30/2005
117348525    320,000.00  Purchase  Full       420,000.00   1/1/2011     11.5   2.25       1    2.25  6 MO LIBOR  12/27/2005
117348509    204,000.00  C/O Refi  SISA       292,000.00   2/1/2011     11.5   2.25       1    2.25  6 MO LIBOR    1/4/2006
117348493    153,600.00  C/O Refi  Full       192,000.00   2/1/2011   11.625   2.25       1    2.25  6 MO LIBOR    1/3/2006
117348309    229,889.32  Purchase  Full       290,000.00   1/1/2011    11.75   2.25       1    2.25  6 MO LIBOR  12/27/2005
117346373    132,000.00  Purchase  Reduced    172,000.00   2/1/2011   13.625   2.25       2    2.25  6 MO LIBOR   1/26/2006
117345525    399,200.00  Purchase  Reduced    499,000.00   1/1/2011       12   2.25       1    2.25  6 MO LIBOR  12/29/2005
117345397    260,000.00  C/O Refi  Full       325,000.00   1/1/2011   11.625   2.25       1    2.25  6 MO LIBOR  12/30/2005
117342580    196,000.00  Purchase  Reduced    245,000.00   2/1/2011   13.125   2.25       1    2.25  6 MO LIBOR   1/13/2006
117336259    332,000.00  Purchase  Reduced    415,000.00   2/1/2011   12.625      3       1       3  6 MO LIBOR    1/7/2006
117336235    318,899.58  Purchase  Reduced    399,000.00   1/1/2011   11.875   2.25       1    2.25  6 MO LIBOR  12/14/2005
117335059    300,000.00  Purchase  Reduced    452,000.00   3/1/2011   12.125   2.25       2    2.25  6 MO LIBOR    2/6/2006
117334931    149,693.39  R/T Refi  SISA       251,000.00   2/1/2011   11.875   2.25       2    2.25  6 MO LIBOR   1/25/2006
117332435    496,000.00  R/T Refi  Full       620,000.00   3/1/2011   12.125   2.25       2    2.25  6 MO LIBOR    2/2/2006
117329971    179,638.45  Purchase  Reduced    245,000.00   2/1/2011    13.25   2.25       2    2.25  6 MO LIBOR    1/6/2006
117328578    175,200.00  Purchase  Reduced    220,000.00   1/1/2011   11.875   2.25       1    2.25  6 MO LIBOR  12/21/2005
117328466    180,394.94  Purchase  Reduced    228,000.00   1/1/2011     12.5   2.25       1    2.25  6 MO LIBOR  12/30/2005
117326778    366,516.97  C/O Refi  NINA       565,000.00   2/1/2011       12   2.25       2    2.25  6 MO LIBOR   1/24/2006
117321554    132,000.00  Purchase  Reduced    166,000.00   2/1/2011   13.625      4       2       4  6 MO LIBOR    1/9/2006
117321498    192,000.00  Purchase  Reduced    240,000.00   2/1/2011    13.75      4       2       4  6 MO LIBOR    1/6/2006
117321434    232,500.00  R/T Refi  Reduced    291,000.00   2/1/2011     12.5      4       2       4  6 MO LIBOR    1/5/2006
117319553    564,623.32  Purchase  NINA       808,000.00   2/1/2011    12.75   2.25       2    2.25  6 MO LIBOR   1/10/2006
117319353    103,914.76  Purchase  NINA       132,000.00   3/1/2011       13   2.25       2    2.25  6 MO LIBOR   2/14/2006
117319065    259,517.10  Purchase  Reduced    329,000.00   2/1/2011   11.375   2.25       1    2.25  6 MO LIBOR    1/6/2006
117318953    400,000.00  C/O Refi  SISA       475,000.00   2/1/2011       14      3       2       3  6 MO LIBOR   1/25/2006
117315377    267,000.00  C/O Refi  Full       356,000.00   2/1/2011    12.75   2.25       2    2.25  6 MO LIBOR   1/25/2006
117313937    380,250.00  Purchase  NINA       600,000.00  12/1/2010    12.75   2.25       2    2.25  6 MO LIBOR   12/1/2005
117313841    221,920.00  Purchase  Reduced    277,400.00   1/1/2011   12.875   2.75       2    2.75  6 MO LIBOR  12/23/2005
117313729    336,000.00  C/O Refi  Reduced    475,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   12/2/2005

LOANID     SERVICER
---------  ----------

117364831  Countrywide
117364775  Countrywide
117358886  Countrywide
117356358  Countrywide
117356286  Countrywide
117356190  Countrywide
117356102  Countrywide
117355334  Countrywide
117351845  Countrywide
117351837  Countrywide
117348949  Countrywide
117348893  Countrywide
117348525  Countrywide
117348509  Countrywide
117348493  Countrywide
117348309  Countrywide
117346373  Countrywide
117345525  Countrywide
117345397  Countrywide
117342580  Countrywide
117336259  Countrywide
117336235  Countrywide
117335059  Countrywide
117334931  Countrywide
117332435  Countrywide
117329971  Countrywide
117328578  Countrywide
117328466  Countrywide
117326778  Countrywide
117321554  Countrywide
117321498  Countrywide
117321434  Countrywide
117319553  Countrywide
117319353  Countrywide
117319065  Countrywide
117318953  Countrywide
117315377  Countrywide
117313937  Countrywide
117313841  Countrywide
117313729  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------

117313617  Primary    SFR         360      357   68.8  6.375  2/1/2006  4/1/2006   1/1/2036  3,949.10  3/1/2006  633,000.00
117312240  Investor   PUD         360      357  79.32  6.875  2/1/2006  4/1/2006   1/1/2036    945.63  3/1/2006  165,056.00
117310264  Primary    PUD         360      358   69.2  5.875  3/1/2006  4/1/2006   2/1/2036  2,381.82  3/1/2006  486,500.00
117306016  Primary    SFR         360      358     80  6.625  3/1/2006  4/1/2006   2/1/2036    640.42  3/1/2006  116,000.00
117303855  Primary    SFR         360      359  61.36    6.5  4/1/2006  4/1/2006   3/1/2036    947.24  4/1/2006  174,875.00
117301775  Investor   3-Family    360      357     80  8.375  2/1/2006  4/1/2006   1/1/2036  1,870.42  3/1/2006  268,000.00
117301255  Primary    2-Family    360      356  79.96  6.875  1/1/2006  4/1/2006  12/1/2035  2,240.10  3/1/2006  391,000.00
117300951  Primary    SFR         360      356     80      7  1/1/2006  4/1/2006  12/1/2035  2,272.67  3/1/2006  389,600.00
117300679  Primary    SFR         360      357  53.23      7  2/1/2006  5/1/2006   1/1/2036  1,008.99  4/1/2006  173,000.00
117300495  Primary    SFR         360      357  59.33    6.5  2/1/2006  4/1/2006   1/1/2036  1,446.25  3/1/2006  267,000.00
117300295  Primary    Condo       360      357  79.99  7.375  2/1/2006  4/1/2006   1/1/2036    816.78  3/1/2006  132,900.00
117300167  Investor   Condo       360      356  64.78    6.5  1/1/2006  4/1/2006  12/1/2035    542.21  3/1/2006  100,100.00
117300071  Investor   4-Family    360      357   45.9  7.875  2/1/2006  4/1/2006   1/1/2036  2,017.48  3/1/2006  307,500.00
117299903  Primary    Condo       360      357  54.55  7.375  2/1/2006  5/1/2006   1/1/2036    921.88  4/1/2006  150,000.00
117295350  Primary    PUD         360      358  94.99  7.625  3/1/2006  4/1/2006   2/1/2036  1,449.70  3/1/2006  228,150.00
117286389  Primary    PUD         360      358  79.99    6.5  3/1/2006  4/1/2006   2/1/2036  1,198.71  3/1/2006  221,300.00
117279372  Primary    SFR         360      357  75.83  6.875  2/1/2006  5/1/2006   1/1/2036  2,085.06  4/1/2006  364,000.00
117279268  Primary    SFR         360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  1,489.58  3/1/2006  260,000.00
117279252  Primary    PUD         360      357     80    6.5  2/1/2006  5/1/2006   1/1/2036  1,048.67  4/1/2006  193,600.00
117278500  Primary    SFR         360      357     70    6.5  2/1/2006  4/1/2006   1/1/2036  2,236.72  3/1/2006  413,000.00
117278396  Primary    PUD         360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036  1,759.68  3/1/2006  278,400.00
117277812  Primary    SFR         360      357     80  6.625  2/1/2006  4/1/2006   1/1/2036    993.62  3/1/2006  180,000.00
117276316  Secondary  SFR         360      357     80   6.75  2/1/2006  4/1/2006   1/1/2036       639  3/1/2006  113,600.00
117273043  Primary    SFR         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  1,672.76  3/1/2006  292,000.00
117272627  Primary    SFR         360      358  66.34  5.625  3/1/2006  4/1/2006   2/1/2036  1,921.88  3/1/2006  410,000.00
117270851  Primary    SFR         360      359     80  6.875  4/1/2006  5/1/2006   3/1/2036  2,062.50  4/1/2006  360,000.00
117268403  Primary    PUD         360      359     85    7.5  4/1/2006  4/1/2006   3/1/2036  2,172.81  4/1/2006  347,650.00
117267595  Secondary  PUD         360      359     80  6.375  4/1/2006  5/1/2006   3/1/2036  1,367.23  4/1/2006  257,360.00
117265114  Primary    SFR         360      358  66.67  6.875  3/1/2006  4/1/2006   2/1/2036  2,291.67  3/1/2006  400,000.00
117258922  Primary    SFR         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036  1,213.29  3/1/2006  224,000.00
117258018  Primary    SFR         360      358  51.17    6.5  3/1/2006  5/1/2006   2/1/2036  1,537.92  4/1/2006  284,000.00
117255089  Primary    SFR         360      359  67.46  7.125  4/1/2006  4/1/2006   3/1/2036  3,384.38  4/1/2006  570,000.00
117253169  Primary    PUD         360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036  1,457.37  3/1/2006  233,600.00
117246216  Primary    SFR         360      358  71.65  5.875  3/1/2006  5/1/2006   2/1/2036  1,596.04  4/1/2006  326,000.00
117245984  Primary    SFR         360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  1,031.25  3/1/2006  180,000.00
117245264  Primary    SFR         360      358  74.95   6.25  3/1/2006  4/1/2006   2/1/2036  2,376.67  3/1/2006  386,000.00
117244968  Primary    SFR         360      357     80   6.75  2/1/2006  4/1/2006   1/1/2036  1,980.00  3/1/2006  352,000.00
117244744  Primary    Condo       360      359     75  6.625  4/1/2006  4/1/2006   3/1/2036     906.8  4/1/2006  164,250.00
117237119  Primary    SFR         360      358     80   6.25  3/1/2006  5/1/2006   2/1/2036  1,191.67  4/1/2006  228,800.00
117237111  Investor   SFR         360      358  51.06   7.25  3/1/2006  4/1/2006   2/1/2036  1,450.00  3/1/2006  240,000.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL     FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ----------  ---------  -------  -----  ------  ------  ----------  ----------

117313617  631,231.78  C/O Refi  SISA         920,000.00   1/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   12/6/2005
117312240  165,056.00  Purchase  Full         210,000.00   1/1/2011   12.875   2.25       2    2.25  6 MO LIBOR  12/13/2005
117310264  486,500.00  C/O Refi  Full         703,000.00   2/1/2011   11.875   2.25       2    2.25  6 MO LIBOR   1/25/2006
117306016  116,000.00  C/O Refi  Full         145,000.00   2/1/2011   12.625   2.25       2    2.25  6 MO LIBOR   1/23/2006
117303855  174,875.00  C/O Refi  Reduced      285,000.00   3/1/2011     12.5   2.25       2    2.25  6 MO LIBOR    2/8/2006
117301775  268,000.00  Purchase  NINA         335,000.00   1/1/2011   14.375   2.75       2    2.75  6 MO LIBOR   12/9/2005
117301255  391,000.00  Purchase  Reduced      495,000.00  12/1/2010   12.875   2.75       2    2.75  6 MO LIBOR   12/6/2005
117300951  389,600.00  Purchase  NINA         490,000.00  12/1/2010       13   2.75       2    2.75  6 MO LIBOR  11/30/2005
117300679  172,969.57  C/O Refi  NINA         325,000.00   1/1/2011       13   2.75       2    2.75  6 MO LIBOR  12/16/2005
117300495  267,000.00  C/O Refi  NINA         450,000.00   1/1/2011     12.5   2.25       2    2.25  6 MO LIBOR   12/9/2005
117300295  132,900.00  Purchase  NINA         270,000.00   1/1/2011   13.375   2.75       2    2.75  6 MO LIBOR  12/21/2005
117300167  100,100.00  Purchase  Reduced      175,000.00  12/1/2010     12.5   2.75       2    2.75  6 MO LIBOR   12/1/2005
117300071  307,406.78  C/O Refi  NINA         670,000.00   1/1/2011   13.875   2.75       2    2.75  6 MO LIBOR  12/19/2005
117299903  150,000.00  C/O Refi  NINA         275,000.00   1/1/2011   13.375   2.75       2    2.75  6 MO LIBOR  12/15/2005
117295350  228,150.00  Purchase  NINA         300,000.00   2/1/2011   13.625   2.25       2    2.25  6 MO LIBOR   1/24/2006
117286389  221,300.00  Purchase  Reduced      277,000.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR   1/24/2006
117279372  363,934.02  C/O Refi  Full         480,000.00   1/1/2011   11.875   2.25       1    2.25  6 MO LIBOR  12/19/2005
117279268  260,000.00  Purchase  Reduced      325,000.00   1/1/2011   11.875   2.25       1    2.25  6 MO LIBOR  12/20/2005
117279252  193,600.00  Purchase  Reduced      244,000.00   1/1/2011     11.5   2.25       1    2.25  6 MO LIBOR  12/15/2005
117278500  412,888.15  Purchase  Reduced      590,000.00   1/1/2011     11.5   2.25       1    2.25  6 MO LIBOR  12/19/2005
117278396  277,640.87  Purchase  Reduced      348,000.00   1/1/2011     11.5   2.25       1    2.25  6 MO LIBOR  12/28/2005
117277812  179,950.00  Purchase  Reduced      228,000.00   1/1/2011   11.625   2.25       1    2.25  6 MO LIBOR  12/23/2005
117276316  113,600.00  R/T Refi  Full         142,000.00   1/1/2011    12.75   6.75       2    2.75  6 MO LIBOR  12/15/2005
117273043  291,972.92  C/O Refi  Reduced      365,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/23/2006
117272627  410,000.00  C/O Refi  SISA         618,000.00   2/1/2011   11.625   2.25       2    2.25  6 MO LIBOR   1/24/2006
117270851  360,000.00  Purchase  Reduced      450,000.00   3/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/31/2006
117268403  347,650.00  C/O Refi  Reduced      409,000.00   3/1/2011     13.5      3       2       3  6 MO LIBOR   1/31/2006
117267595  257,360.00  Purchase  Full         325,000.00   3/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   2/13/2006
117265114  400,000.00  C/O Refi  NINA         600,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/26/2006
117258922  223,991.73  C/O Refi  Reduced      280,000.00   2/1/2011     12.5      2       2       2  6 MO LIBOR    1/6/2006
117258018  283,923.08  C/O Refi  NINA         555,000.00   2/1/2011     12.5    6.5       2    2.75  6 MO LIBOR    1/3/2006
117255089  570,000.00  R/T Refi  Reduced      845,000.00   3/1/2011   13.125   2.25       2    2.25  6 MO LIBOR   1/31/2006
117253169  233,166.11  Purchase  Reduced      310,000.00   2/1/2011   12.375  2.875       2   2.875  6 MO LIBOR   12/9/2005
117246216  326,000.00  C/O Refi  Full         455,000.00   2/1/2011   11.875   2.25       2    2.25  6 MO LIBOR    1/6/2006
117245984  180,000.00  Purchase  Reduced      230,000.00   1/1/2011   12.875   2.25       2    2.25  6 MO LIBOR  12/23/2005
117245264  385,265.59  C/O Refi  Reduced      515,000.00   2/1/2011    12.25   2.25       2    2.25  6 MO LIBOR    1/5/2006
117244968  352,000.00  Purchase  SISA         455,000.00   1/1/2011    12.75   2.25       2    2.25  6 MO LIBOR  12/29/2005
117244744  164,250.00  C/O Refi  SISA         219,000.00   3/1/2011   12.625   2.25       2    2.25  6 MO LIBOR   1/30/2006
117237119  228,800.00  Purchase  Alternative  290,000.00   2/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   1/27/2006
117237111  240,000.00  R/T Refi  Reduced      470,000.00   2/1/2011    13.25   2.25       2    2.25  6 MO LIBOR   1/26/2006

LOANID     SERVICER
---------  -----------

117313617  Countrywide
117312240  Countrywide
117310264  Countrywide
117306016  Countrywide
117303855  Countrywide
117301775  Countrywide
117301255  Countrywide
117300951  Countrywide
117300679  Countrywide
117300495  Countrywide
117300295  Countrywide
117300167  Countrywide
117300071  Countrywide
117299903  Countrywide
117295350  Countrywide
117286389  Countrywide
117279372  Countrywide
117279268  Countrywide
117279252  Countrywide
117278500  Countrywide
117278396  Countrywide
117277812  Countrywide
117276316  Countrywide
117273043  Countrywide
117272627  Countrywide
117270851  Countrywide
117268403  Countrywide
117267595  Countrywide
117265114  Countrywide
117258922  Countrywide
117258018  Countrywide
117255089  Countrywide
117253169  Countrywide
117246216  Countrywide
117245984  Countrywide
117245264  Countrywide
117244968  Countrywide
117244744  Countrywide
117237119  Countrywide
117237111  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

117236631  Investor   PUD         360      358     80  6.625   3/1/2006  5/1/2006   2/1/2036  1,104.17  4/1/2006  200,000.00
117236551  Primary    SFR         360      358  79.99  6.625   3/1/2006  4/1/2006   2/1/2036  1,452.53  3/1/2006  263,100.00
117236479  Primary    PUD         360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  1,430.00  3/1/2006  264,000.00
117236199  Primary    PUD         360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  1,334.67  3/1/2006  246,400.00
117236087  Primary    SFR         360      358  35.56   5.75   3/1/2006  4/1/2006   2/1/2036  1,914.22  3/1/2006  400,000.00
117235927  Secondary  PUD         360      358     80  6.875   3/1/2006  4/1/2006   2/1/2036  1,810.42  3/1/2006  316,000.00
117235823  Primary    SFR         360      358     80   7.25   3/1/2006  4/1/2006   2/1/2036  1,450.00  3/1/2006  240,000.00
117235775  Primary    SFR         360      357     60  6.375   2/1/2006  4/1/2006   1/1/2036  3,601.88  3/1/2006  678,000.00
117235655  Primary    PUD         360      358     75  5.875   3/1/2006  5/1/2006   2/1/2036  4,800.12  4/1/2006  980,450.00
117229558  Primary    SFR         360      358     65    6.5   3/1/2006  5/1/2006   2/1/2036  1,707.60  4/1/2006  315,250.00
117228094  Investor   SFR         360      358     80      7   3/1/2006  4/1/2006   2/1/2036    965.53  3/1/2006  165,520.00
117226990  Primary    Condo       360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  2,000.00  3/1/2006  384,000.00
117226494  Primary    SFR         360      358  64.53      7   3/1/2006  4/1/2006   2/1/2036  2,616.25  3/1/2006  448,500.00
117220861  Primary    PUD         360      357     80  6.625   2/1/2006  4/1/2006   1/1/2036  2,134.60  3/1/2006  386,650.00
117220749  Primary    PUD         360      357  72.31  6.375   2/1/2006  4/1/2006   1/1/2036  1,172.88  3/1/2006  188,000.00
117216325  Primary    SFR         360      358     75  6.875   3/1/2006  4/1/2006   2/1/2036    859.37  3/1/2006  150,000.00
117201179  Primary    PUD         360      358     80      6   3/1/2006  5/1/2006   2/1/2036  1,131.73  4/1/2006  226,572.00
117200187  Primary    Condo       360      356     65   6.75   1/1/2006  4/1/2006  12/1/2035    843.18  3/1/2006  130,000.00
117194842  Primary    SFR         360      358     70   7.75   3/1/2006  4/1/2006   2/1/2036  2,622.08  3/1/2006  406,000.00
117189057  Primary    SFR         360      357  78.67  7.875   2/1/2006  4/1/2006   1/1/2036  1,548.75  3/1/2006  236,000.00
117186209  Primary    SFR         360      357     75  7.375   2/1/2006  4/1/2006   1/1/2036  2,235.55  3/1/2006  363,750.00
117186153  Primary    SFR         360      358     80   6.25   3/1/2006  5/1/2006   2/1/2036  3,333.33  4/1/2006  640,000.00
117186129  Secondary  PUD         360      357  79.89      7   2/1/2006  4/1/2006   1/1/2036  1,750.00  3/1/2006  300,000.00
117182368  Primary    SFR         360      355  60.71  5.875  12/1/2005  5/1/2006  11/1/2035    830.67  4/1/2006  170,000.00
117182360  Primary    SFR         360      356  51.56      6   1/1/2006  4/1/2006  12/1/2035       825  3/1/2006  165,000.00
117179448  Primary    SFR         360      356  79.99   6.75   1/1/2006  5/1/2006  12/1/2035  1,528.11  4/1/2006  271,750.00
117178968  Primary    SFR         360      357     80  6.875   2/1/2006  5/1/2006   1/1/2036  1,157.29  4/1/2006  202,000.00
117175776  Primary    SFR         360      358     80   5.75   3/1/2006  4/1/2006   2/1/2036  4,695.83  3/1/2006  980,000.00
117172151  Primary    SFR         360      356  76.92  7.125   1/1/2006  5/1/2006  12/1/2035  2,375.00  4/1/2006  400,000.00
117165654  Primary    SFR         360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036    815.83  3/1/2006  142,400.00
117165462  Primary    PUD         360      357     80   6.75   2/1/2006  4/1/2006   1/1/2036  1,917.00  3/1/2006  340,800.00
117165070  Secondary  PUD         360      357     80  6.875   2/1/2006  5/1/2006   1/1/2036  1,399.67  4/1/2006  244,306.00
117164958  Primary    PUD         360      357  79.54  6.375   2/1/2006  4/1/2006   1/1/2036  1,890.72  3/1/2006  355,900.00
117164478  Secondary  SFR         360      357     80      8   2/1/2006  4/1/2006   1/1/2036  1,386.67  3/1/2006  208,000.00
117164398  Primary    PUD         360      357     80  6.375   2/1/2006  4/1/2006   1/1/2036  1,253.33  3/1/2006  235,920.00
117164334  Primary    PUD         360      357     80    6.5   2/1/2006  5/1/2006   1/1/2036  1,703.00  4/1/2006  314,400.00
117163726  Secondary  PUD         360      357     80  6.625   2/1/2006  5/1/2006   1/1/2036  1,686.61  4/1/2006  305,600.00
117162902  Investor   PUD         360      357  79.99  6.375   2/1/2006  4/1/2006   1/1/2036  1,112.97  3/1/2006  209,500.00
117162846  Primary    PUD         360      357     80  6.625   2/1/2006  4/1/2006   1/1/2036  1,189.74  3/1/2006  215,500.00
117162686  Primary    PUD         360      357  79.99  7.125   2/1/2006  4/1/2006   1/1/2036  1,661.91  3/1/2006  279,900.00

LOANID     COBAL       PURPOSE   DOC      OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -------  ------------  ---------  -------  -----  ------  ------  ----------  ----------

117236631  200,000.00  Purchase  Full       250,000.00   2/1/2011   12.625   2.75       2    2.75  6 MO LIBOR    1/5/2006
117236551  263,100.00  Purchase  Full       329,000.00   2/1/2011   12.625      5       2       5  6 MO LIBOR   1/10/2006
117236479  264,000.00  C/O Refi  Full       330,000.00   2/1/2011     12.5   2.75       2    2.75  6 MO LIBOR    1/9/2006
117236199  246,400.00  Purchase  Reduced    308,000.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR    1/9/2006
117236087  399,489.91  C/O Refi  Full     1,125,000.00   2/1/2011    11.75   2.25       2    2.25  6 MO LIBOR    1/6/2006
117235927  316,000.00  Purchase  Reduced    395,000.00   2/1/2011   12.875      5       2       5  6 MO LIBOR    1/6/2006
117235823  240,000.00  Purchase  Reduced    300,000.00   2/1/2011    13.25   2.25       2    2.25  6 MO LIBOR    1/4/2006
117235775  678,000.00  Purchase  SISA     1,130,000.00   1/1/2011   12.375  2.875       2   2.875  6 MO LIBOR  12/27/2005
117235655  980,450.00  Purchase  Full     1,349,000.00   2/1/2011   11.875  2.375       2   2.375  6 MO LIBOR   1/11/2006
117229558  315,230.48  C/O Refi  Reduced    485,000.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR   1/19/2006
117228094  165,520.00  Purchase  Reduced    210,000.00   2/1/2011       13   2.25       2    2.25  6 MO LIBOR   1/30/2006
117226990  384,000.00  Purchase  Reduced    495,000.00   2/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   1/20/2006
117226494  448,500.00  C/O Refi  NINA       695,000.00   2/1/2011       13   2.25       2    2.25  6 MO LIBOR    1/3/2006
117220861  386,644.08  Purchase  Reduced    551,600.00   1/1/2011   12.625   2.25       2    2.25  6 MO LIBOR  12/23/2005
117220749  187,473.42  R/T Refi  NINA       260,000.00   1/1/2011   12.375   2.25       2    2.25  6 MO LIBOR  12/27/2005
117216325  149,999.67  C/O Refi  Reduced    200,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/26/2006
117201179  226,345.51  Purchase  Full       285,000.00   2/1/2011       12   2.25       2    2.25  6 MO LIBOR   1/25/2006
117200187  129,548.49  C/O Refi  NINA       200,000.00  12/1/2010    12.75   2.75       2    2.75  6 MO LIBOR  11/25/2005
117194842  406,000.00  C/O Refi  NINA       580,000.00   2/1/2011    13.75   7.75       2    2.75  6 MO LIBOR  12/29/2005
117189057  236,000.00  C/O Refi  Reduced    300,000.00   1/1/2011   13.875  7.875       2    2.75  6 MO LIBOR  12/19/2005
117186209  363,750.00  C/O Refi  NINA       485,000.00   1/1/2011   13.375  7.375       2    2.75  6 MO LIBOR  12/28/2005
117186153  640,000.00  C/O Refi  Full       800,000.00   2/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   1/20/2006
117186129  300,000.00  Purchase  Reduced    380,000.00   1/1/2011       13   2.75       2    2.75  6 MO LIBOR  12/27/2005
117182368  169,669.50  C/O Refi  NINA       280,000.00  11/1/2010   10.875   2.25       1    2.25  6 MO LIBOR  10/14/2005
117182360  165,000.00  Purchase  NINA       322,000.00  12/1/2010       11   2.25       1    2.25  6 MO LIBOR  11/10/2005
117179448  271,652.25  Purchase  Reduced    345,000.00  12/1/2010    12.75   2.75       2    2.75  6 MO LIBOR  11/29/2005
117178968  202,000.00  Purchase  Reduced    255,000.00   1/1/2011   12.875   2.75       2    2.75  6 MO LIBOR   12/5/2005
117175776  980,000.00  C/O Refi  Full     1,225,000.00   2/1/2011    11.75   2.25       2    2.25  6 MO LIBOR   1/23/2006
117172151  400,000.00  Purchase  Reduced    525,000.00  12/1/2010   12.125   2.25       1    2.25  6 MO LIBOR  11/30/2005
117165654  142,400.00  Purchase  Reduced    185,000.00   1/1/2011   12.875  6.875       2    2.75  6 MO LIBOR  12/19/2005
117165462  340,799.15  Purchase  Reduced    430,000.00   1/1/2011    12.75   2.75       2    2.75  6 MO LIBOR  12/19/2005
117165070  244,306.00  Purchase  Reduced    306,000.00   1/1/2011   12.875  6.875       2    2.75  6 MO LIBOR  12/15/2005
117164958  355,900.00  Purchase  Reduced    475,000.00   1/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   12/1/2005
117164478  208,000.00  Purchase  Reduced    267,000.00   1/1/2011       14      8       2    2.75  6 MO LIBOR  12/22/2005
117164398  235,920.00  Purchase  Reduced    296,000.00   1/1/2011   12.375  6.375       2    2.75  6 MO LIBOR  12/16/2005
117164334  314,400.00  Purchase  Full       405,000.00   1/1/2011     12.5   2.75       2    2.75  6 MO LIBOR  12/21/2005
117163726  305,400.00  Purchase  Reduced    391,000.00   1/1/2011   12.625   2.75       2    2.75  6 MO LIBOR  12/16/2005
117162902  209,500.00  Purchase  Full       266,000.00   1/1/2011   12.375  6.375       2    2.75  6 MO LIBOR   12/5/2005
117162846  215,500.00  Purchase  Reduced    285,000.00   1/1/2011   12.625  6.625       2    2.75  6 MO LIBOR   12/7/2005
117162686  279,900.00  Purchase  Reduced    350,000.00   1/1/2011   13.125   2.75       2    2.75  6 MO LIBOR   12/1/2005

LOANID     SERVICER
---------  -----------

117236631  Countrywide
117236551  Countrywide
117236479  Countrywide
117236199  Countrywide
117236087  Countrywide
117235927  Countrywide
117235823  Countrywide
117235775  Countrywide
117235655  Countrywide
117229558  Countrywide
117228094  Countrywide
117226990  Countrywide
117226494  Countrywide
117220861  Countrywide
117220749  Countrywide
117216325  Countrywide
117201179  Countrywide
117200187  Countrywide
117194842  Countrywide
117189057  Countrywide
117186209  Countrywide
117186153  Countrywide
117186129  Countrywide
117182368  Countrywide
117182360  Countrywide
117179448  Countrywide
117178968  Countrywide
117175776  Countrywide
117172151  Countrywide
117165654  Countrywide
117165462  Countrywide
117165070  Countrywide
117164958  Countrywide
117164478  Countrywide
117164398  Countrywide
117164334  Countrywide
117163726  Countrywide
117162902  Countrywide
117162846  Countrywide
117162686  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM   OLTV  RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

117162310  Secondary  SFR         360      357     80    7.5   2/1/2006  5/1/2006   1/1/2036  1,160.00  4/1/2006  185,600.00
117162238  Primary    PUD         360      357     80    6.5   2/1/2006  4/1/2006   1/1/2036  1,921.83  3/1/2006  354,800.00
117155253  Primary    SFR         360      358     80   6.75   3/1/2006  4/1/2006   2/1/2036  1,192.50  3/1/2006  212,000.00
117145076  Investor   Condo       360      358     75  6.625   3/1/2006  5/1/2006   2/1/2036    592.11  4/1/2006  107,250.00
117116904  Primary    SFR         360      358     75   7.75   3/1/2006  4/1/2006   2/1/2036  2,368.59  3/1/2006  366,750.00
117110223  Primary    PUD         360      358     80  6.125   3/1/2006  4/1/2006   2/1/2036    835.67  3/1/2006  163,724.00
117103463  Primary    PUD         360      359     80      6   4/1/2006  4/1/2006   3/1/2036  1,260.00  4/1/2006  252,000.00
117103271  Investor   SFR         360      358     80  6.875   3/1/2006  4/1/2006   2/1/2036  1,810.42  3/1/2006  316,000.00
117099606  Primary    Condo       360      358  72.97   6.75   3/1/2006  4/1/2006   2/1/2036    759.38  3/1/2006  135,000.00
117098774  Investor   PUD         360      358     80  6.875   3/1/2006  4/1/2006   2/1/2036  1,100.00  3/1/2006  192,000.00
117094533  Primary    PUD         360      357     80    6.5   2/1/2006  5/1/2006   1/1/2036  1,493.30  4/1/2006  276,000.00
117094461  Primary    SFR         360      357     80  7.125   2/1/2006  4/1/2006   1/1/2036    771.88  3/1/2006  130,000.00
117093565  Primary    SFR         360      358     90  6.875   3/1/2006  4/1/2006   2/1/2036  1,985.08  3/1/2006  346,500.00
117091069  Primary    SFR         360      357  55.56   6.75   2/1/2006  4/1/2006   1/1/2036  1,265.63  3/1/2006  225,000.00
117084812  Investor   2-Family    360      358     75      7   3/1/2006  5/1/2006   2/1/2036    853.13  4/1/2006  146,250.00
117083612  Primary    SFR         360      358     80   6.25   3/1/2006  5/1/2006   2/1/2036  1,624.89  4/1/2006  312,000.00
117078235  Investor   SFR         360      358     75      7   3/1/2006  4/1/2006   2/1/2036    809.38  3/1/2006  138,750.00
117069890  Investor   SFR         360      357     80      8   2/1/2006  4/1/2006   1/1/2036    581.14  3/1/2006   79,200.00
117069698  Primary    SFR         360      357     80  6.125   2/1/2006  5/1/2006   1/1/2036    928.96  4/1/2006  182,000.00
117069370  Primary    SFR         360      357     80   7.25   2/1/2006  4/1/2006   1/1/2036  1,208.33  3/1/2006  200,000.00
117069330  Investor   SFR         360      357     80      8   2/1/2006  4/1/2006   1/1/2036  1,044.29  3/1/2006  142,320.00
117069282  Investor   4-Family    360      357     80      8   2/1/2006  5/1/2006   1/1/2036  2,201.29  4/1/2006  300,000.00
117067530  Investor   4-Family    360      357     80      8   2/1/2006  4/1/2006   1/1/2036  2,201.29  3/1/2006  300,000.00
117067210  Primary    PUD         360      356     80  6.125   1/1/2006  4/1/2006  12/1/2035  3,572.92  3/1/2006  700,000.00
117067090  Investor   SFR         360      357  78.05    6.5   2/1/2006  4/1/2006   1/1/2036  1,128.83  3/1/2006  208,400.00
117067050  Primary    PUD         360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036    678.33  3/1/2006  118,400.00
117067018  Investor   PUD         360      357     65    6.5   2/1/2006  4/1/2006   1/1/2036  1,049.21  3/1/2006  193,700.00
117066514  Investor   PUD         360      352     80  7.875   9/1/2005  4/1/2006   8/1/2035     388.5  3/1/2006   59,200.00
117066290  Primary    PUD         360      356     80  6.125   1/1/2006  5/1/2006  12/1/2035    931.35  4/1/2006  182,468.00
117061009  Primary    SFR         360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036    595.29  3/1/2006  114,360.00
117056481  Primary    2-Family    360      358  75.46  6.375   3/1/2006  5/1/2006   2/1/2036  1,086.41  4/1/2006  204,500.00
117054048  Primary    2-Family    360      358     80   7.25   3/1/2006  4/1/2006   2/1/2036  2,271.67  3/1/2006  376,000.00
117051168  Primary    PUD         360      358     75  6.875   3/1/2006  4/1/2006   2/1/2036  1,933.59  3/1/2006  337,500.00
117050608  Primary    SFR         360      358     65      7   3/1/2006  4/1/2006   2/1/2036    947.92  3/1/2006  162,500.00
117046255  Primary    SFR         360      355     80   7.25  12/1/2005  4/1/2006  11/1/2035  1,459.67  3/1/2006  241,600.00
117045687  Secondary  Condo       360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036    655.42  3/1/2006  114,400.00
117039623  Primary    SFR         360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036  1,109.17  3/1/2006  193,600.00
117038294  Primary    SFR         360      358  45.26  6.125   3/1/2006  4/1/2006   2/1/2036  1,097.40  3/1/2006  215,000.00
117035366  Primary    PUD         360      356     80  5.625   1/1/2006  4/1/2006  12/1/2035  1,750.00  3/1/2006  304,000.00
117035302  Primary    PUD         360      357     80    7.5   2/1/2006  4/1/2006   1/1/2036  1,399.45  3/1/2006  223,912.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL      FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ----------  ---------  -------  -----  ------  ------  ----------  ----------

117162310  185,600.00  Purchase  Full         232,000.00   1/1/2011     12.5   2.75       1    2.75  6 MO LIBOR  12/20/2005
117162238  354,800.00  Purchase  Reduced      443,500.00   1/1/2011     12.5    6.5       2    2.75  6 MO LIBOR  12/19/2005
117155253  212,000.00  C/O Refi  Reduced      265,000.00   2/1/2011    12.75   2.25       2    2.25  6 MO LIBOR   1/20/2006
117145076  107,250.00  Purchase  Reduced      160,000.00   2/1/2011   12.625   2.25       2    2.25  6 MO LIBOR   1/17/2006
117116904  366,750.00  C/O Refi  NINA         489,000.00   2/1/2011    13.75   2.25       2    2.25  6 MO LIBOR   1/13/2006
117110223  163,723.57  Purchase  Alternative  210,000.00   2/1/2011   12.125   2.25       2    2.25  6 MO LIBOR   1/27/2006
117103463  252,000.00  Purchase  Full         315,000.00   3/1/2011       12   2.25       2    2.25  6 MO LIBOR    2/1/2006
117103271  316,000.00  Purchase  Full         395,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/18/2006
117099606  135,000.00  C/O Refi  Alternative  185,000.00   2/1/2011    12.75   2.25       2    2.25  6 MO LIBOR   1/31/2006
117098774  192,000.00  Purchase  Reduced      240,000.00   2/1/2011   11.875  4.375       1   4.375  6 MO LIBOR    1/4/2006
117094533  275,622.81  Purchase  Reduced      347,000.00   1/1/2011     11.5   2.25       1    2.25  6 MO LIBOR  12/22/2005
117094461  130,000.00  Purchase  Reduced      164,000.00   1/1/2011   12.125   2.25       1    2.25  6 MO LIBOR   12/2/2005
117093565  346,487.26  Purchase  Full         386,000.00   2/1/2011   12.875   2.75       2    2.75  6 MO LIBOR   1/25/2006
117091069  225,000.00  C/O Refi  NINA         405,000.00   1/1/2011    11.75   2.75       1    2.75  6 MO LIBOR  12/22/2005
117084812  146,250.00  C/O Refi  Reduced      195,000.00   2/1/2011       13   2.25       2    2.25  6 MO LIBOR   1/18/2006
117083612  311,955.73  C/O Refi  SISA         390,000.00   2/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   1/12/2006
117078235  138,750.00  Purchase  Reduced      185,000.00   2/1/2011       12    4.5       1     4.5  6 MO LIBOR    1/3/2006
117069890   79,039.52  R/T Refi  Full          99,000.00   1/1/2011       13   2.25       1    2.25  6 MO LIBOR   12/9/2005
117069698  182,000.00  Purchase  Full         234,000.00   1/1/2011   12.125  3.625       1   3.625  6 MO LIBOR  12/19/2005
117069370  200,000.00  C/O Refi  Reduced      250,000.00   1/1/2011    12.25   2.25       1    2.25  6 MO LIBOR  12/13/2005
117069330  142,031.61  R/T Refi  Reduced      177,900.00   1/1/2011       13   2.25       1    2.25  6 MO LIBOR  12/14/2005
117069282  299,392.10  Purchase  Reduced      380,000.00   1/1/2011       13   2.25       1    2.25  6 MO LIBOR  12/16/2005
117067530  299,392.10  Purchase  Reduced      380,000.00   1/1/2011       13   2.25       1    2.25  6 MO LIBOR  12/16/2005
117067210  700,000.00  Purchase  Reduced      875,000.00  12/1/2010   11.125   2.25       1    2.25  6 MO LIBOR   11/2/2005
117067090  208,400.00  R/T Refi  Reduced      267,000.00   1/1/2011     11.5   2.25       1    2.25  6 MO LIBOR  12/15/2005
117067050  118,400.00  Purchase  Reduced      173,100.00   1/1/2011   12.875  3.625       1   3.625  6 MO LIBOR  12/14/2005
117067018  193,700.00  C/O Refi  SISA         298,000.00   1/1/2011     11.5   2.25       1    2.25  6 MO LIBOR  12/16/2005
117066514   59,200.00  Purchase  NINA          75,000.00   8/1/2010   12.875      3       1       3  6 MO LIBOR   7/28/2005
117066290  182,468.00  Purchase  Reduced      251,000.00  12/1/2010   11.125   2.25       1    2.25  6 MO LIBOR  11/11/2005
117061009  114,295.18  Purchase  Alternative  143,000.00   2/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   1/12/2006
117056481  204,500.00  C/O Refi  Alternative  271,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   1/19/2006
117054048  376,000.00  Purchase  Reduced      470,000.00   2/1/2011    13.25   2.25       2    2.25  6 MO LIBOR   1/18/2006
117051168  337,500.00  C/O Refi  Reduced      450,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/27/2006
117050608  162,500.00  C/O Refi  NINA         250,000.00   2/1/2011       13   2.25       2    2.25  6 MO LIBOR   1/27/2006
117046255  241,600.00  Purchase  NINA         302,000.00  11/1/2010    12.25   3.75       1    3.75  6 MO LIBOR  10/13/2005
117045687  114,400.00  Purchase  Reduced      145,000.00   1/1/2011   12.875   2.25       2    2.25  6 MO LIBOR  12/15/2005
117039623  193,600.00  C/O Refi  Reduced      242,000.00   1/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   12/9/2005
117038294  215,000.00  C/O Refi  NINA         475,000.00   2/1/2011   12.125   2.25       2    2.25  6 MO LIBOR   1/26/2006
117035366  302,690.84  Purchase  Full         385,000.00  12/1/2010   10.625   2.25       1    2.25  6 MO LIBOR  11/22/2005
117035302  223,912.00  Purchase  Reduced      280,000.00   1/1/2011     13.5   2.25       2    2.25  6 MO LIBOR   12/7/2005

LOANID     SERVICER
---------  -----------

117162310  Countrywide
117162238  Countrywide
117155253  Countrywide
117145076  Countrywide
117116904  Countrywide
117110223  Countrywide
117103463  Countrywide
117103271  Countrywide
117099606  Countrywide
117098774  Countrywide
117094533  Countrywide
117094461  Countrywide
117093565  Countrywide
117091069  Countrywide
117084812  Countrywide
117083612  Countrywide
117078235  Countrywide
117069890  Countrywide
117069698  Countrywide
117069370  Countrywide
117069330  Countrywide
117069282  Countrywide
117067530  Countrywide
117067210  Countrywide
117067090  Countrywide
117067050  Countrywide
117067018  Countrywide
117066514  Countrywide
117066290  Countrywide
117061009  Countrywide
117056481  Countrywide
117054048  Countrywide
117051168  Countrywide
117050608  Countrywide
117046255  Countrywide
117045687  Countrywide
117039623  Countrywide
117038294  Countrywide
117035366  Countrywide
117035302  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM   OLTV  RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

117030453  Investor   Condo       360      358     80   6.75   3/1/2006  5/1/2006   2/1/2036    906.29  4/1/2006  161,120.00
117025213  Primary    SFR         360      358     80  6.375   3/1/2006  5/1/2006   2/1/2036    684.17  4/1/2006  128,800.00
117023501  Primary    Condo       360      358     80  6.375   3/1/2006  4/1/2006   2/1/2036  1,976.15  3/1/2006  372,000.00
117023253  Primary    Condo       360      358     95   6.75   3/1/2006  4/1/2006   2/1/2036  1,417.19  3/1/2006  218,500.00
117023077  Secondary  PUD         360      357     80  7.625   2/1/2006  4/1/2006   1/1/2036  1,601.25  3/1/2006  252,000.00
117021412  Secondary  SFR         360      357     80    7.5   2/1/2006  4/1/2006   1/1/2036    699.42  3/1/2006  111,907.00
117020028  Primary    SFR         360      357     80    6.5   2/1/2006  5/1/2006   1/1/2036  2,681.35  4/1/2006  496,000.00
117018068  Investor   PUD         360      358     80  6.875   3/1/2006  5/1/2006   2/1/2036  1,226.04  4/1/2006  214,000.00
117016092  Primary    PUD         360      357     80  6.625   2/1/2006  4/1/2006   1/1/2036  1,700.42  3/1/2006  308,000.00
117015356  Primary    SFR         360      357  79.59   6.75   2/1/2006  4/1/2006   1/1/2036  2,193.75  3/1/2006  390,000.00
117012099  Investor   Condo       360      357     80  7.125   2/1/2006  4/1/2006   1/1/2036     736.2  3/1/2006  123,992.00
117008987  Primary    SFR         360      357     80    6.5   2/1/2006  4/1/2006   1/1/2036  1,798.33  3/1/2006  332,000.00
117008835  Primary    PUD         360      357     80  6.625   2/1/2006  5/1/2006   1/1/2036  1,620.92  4/1/2006  293,600.00
117007419  Primary    PUD         360      356  79.99  7.875   1/1/2006  4/1/2006  12/1/2035  2,824.17  3/1/2006  430,350.00
117004178  Primary    SFR         360      358     80   7.25   3/1/2006  4/1/2006   2/1/2036  2,972.50  3/1/2006  492,000.00
117003634  Primary    SFR         360      358  66.19  6.875   3/1/2006  4/1/2006   2/1/2036  1,592.71  3/1/2006  278,000.00
117002410  Investor   SFR         360      356     80  6.875   1/1/2006  5/1/2006  12/1/2035  1,984.58  4/1/2006  346,400.00
117001314  Primary    SFR         360      356     80  6.375   1/1/2006  5/1/2006  12/1/2035  2,273.75  4/1/2006  428,000.00
116999802  Investor   Condo       360      356  58.38  6.375   1/1/2006  4/1/2006  12/1/2035  1,391.23  3/1/2006  223,000.00
116989104  Primary    SFR         360      357     80   6.25   2/1/2006  4/1/2006   1/1/2036  1,833.33  3/1/2006  352,000.00
116988560  Primary    SFR         360      356  79.98  6.375   1/1/2006  4/1/2006  12/1/2035  1,027.20  3/1/2006  164,650.00
116986072  Primary    PUD         360      358  69.99  7.125   3/1/2006  5/1/2006   2/1/2036    878.75  4/1/2006  148,000.00
116981199  Primary    SFR         360      357     80  6.375   2/1/2006  4/1/2006   1/1/2036  1,781.60  3/1/2006  335,360.00
116979567  Primary    SFR         360      357     80  6.625   2/1/2006  5/1/2006   1/1/2036  1,258.75  4/1/2006  228,000.00
116979319  Primary    SFR         360      357     80  6.875   2/1/2006  5/1/2006   1/1/2036  2,245.83  4/1/2006  392,000.00
116979023  Primary    PUD         360      357     80   6.75   2/1/2006  4/1/2006   1/1/2036  2,924.44  3/1/2006  519,900.00
116977895  Primary    SFR         360      357     75    6.5   2/1/2006  4/1/2006   1/1/2036  1,493.26  3/1/2006  236,250.00
116972830  Secondary  SFR         360      356     80  6.875   1/1/2006  4/1/2006  12/1/2035  3,735.42  3/1/2006  652,000.00
116971646  Investor   2-Family    360      356     80   7.25   1/1/2006  5/1/2006  12/1/2035    495.42  4/1/2006   82,000.00
116970942  Primary    SFR         360      357     80   6.99   2/1/2006  5/1/2006   1/1/2036  1,812.74  4/1/2006  311,200.00
116970342  Primary    PUD         360      357     80   7.25   2/1/2006  5/1/2006   1/1/2036  1,691.18  4/1/2006  279,920.00
116969694  Primary    SFR         360      357  68.67  6.625   2/1/2006  5/1/2006   1/1/2036  1,573.44  4/1/2006  285,000.00
116966789  Primary    PUD         360      358  86.53  6.375   3/1/2006  4/1/2006   2/1/2036  2,252.50  3/1/2006  424,000.00
116965613  Primary    PUD         360      358  76.46  5.875   3/1/2006  5/1/2006   2/1/2036  2,751.46  4/1/2006  562,000.00
116965445  Investor   PUD         360      357  74.96  6.375   2/1/2006  4/1/2006   1/1/2036  2,727.97  3/1/2006  513,500.00
116964797  Primary    PUD         360      358     90   6.25   3/1/2006  4/1/2006   2/1/2036  1,436.65  3/1/2006  275,837.00
116963405  Primary    SFR         360      356  78.43    6.5   1/1/2006  5/1/2006  12/1/2035  2,166.67  4/1/2006  400,000.00
116959669  Primary    PUD         360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036  4,010.42  3/1/2006  700,000.00
116959333  Primary    SFR         360      357     80   6.75   2/1/2006  4/1/2006   1/1/2036  1,665.00  3/1/2006  296,000.00
116959221  Primary    SFR         360      357     80    6.5   2/1/2006  4/1/2006   1/1/2036    905.67  3/1/2006  167,200.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL      FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ----------  ---------  -------  -----  ------  ------  ----------  ----------

117030453  161,118.96  Purchase  Reduced      202,000.00   2/1/2011    12.75   2.25       2    2.25  6 MO LIBOR   1/24/2006
117025213  128,784.25  C/O Refi  Full         161,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   1/12/2006
117023501  371,976.25  Purchase  Reduced      465,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   1/23/2006
117023253  218,122.68  Purchase  Reduced      230,000.00   2/1/2011    12.75   2.25       2    2.25  6 MO LIBOR   1/17/2006
117023077  252,000.00  Purchase  Reduced      315,000.00   1/1/2011   13.625  7.625       2    2.75  6 MO LIBOR  12/22/2005
117021412  111,907.00  Purchase  Reduced      150,000.00   1/1/2011     13.5    7.5       2    2.75  6 MO LIBOR  12/12/2005
117020028  495,019.20  Purchase  Reduced      620,000.00   1/1/2011     11.5   2.25       1    2.25  6 MO LIBOR  12/23/2005
117018068  214,000.00  Purchase  Full         285,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/31/2006
117016092  308,000.00  Purchase  Reduced      385,000.00   1/1/2011   12.625   2.25       2    2.25  6 MO LIBOR   12/1/2005
117015356  390,000.00  C/O Refi  Full         490,000.00   1/1/2011    12.75   2.25       2    2.25  6 MO LIBOR  12/22/2005
117012099  123,992.00  Purchase  Reduced      155,000.00   1/1/2011   13.125    3.5       1     3.5  6 MO LIBOR  12/21/2005
117008987  332,000.00  Purchase  Reduced      415,000.00   1/1/2011     12.5   2.75       2    2.75  6 MO LIBOR   12/8/2005
117008835  293,600.00  Purchase  Full         367,000.00   1/1/2011   12.625   2.25       2    2.25  6 MO LIBOR  12/16/2005
117007419  430,350.00  Purchase  NINA         650,000.00  12/1/2010   12.875  4.375       1   4.375  6 MO LIBOR  11/23/2005
117004178  492,000.00  Purchase  Reduced      637,000.00   2/1/2011    13.25   2.75       2    2.75  6 MO LIBOR   1/11/2006
117003634  278,000.00  C/O Refi  SISA         420,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/13/2006
117002410  346,400.00  Purchase  Reduced      455,000.00  12/1/2010   11.875   2.25       1    2.25  6 MO LIBOR  11/21/2005
117001314  428,000.00  Purchase  Reduced      535,000.00  12/1/2010   11.375   2.25       1    2.25  6 MO LIBOR  11/28/2005
116999802  222,167.23  C/O Refi  Full         382,000.00  12/1/2010   11.375   2.25       1    2.25  6 MO LIBOR  11/23/2005
116989104  352,000.00  R/T Refi  Reduced      440,000.00   1/1/2011    11.25   2.25       1    2.25  6 MO LIBOR   12/6/2005
116988560  164,035.13  Purchase  Reduced      210,000.00  12/1/2010   11.375   2.25       1    2.25  6 MO LIBOR  11/15/2005
116986072  148,000.00  Purchase  Reduced      212,500.00   2/1/2011   13.125   2.25       2    2.25  6 MO LIBOR   1/19/2006
116981199  335,360.00  Purchase  SISA         425,000.00   1/1/2011   11.375   2.25       1    2.25  6 MO LIBOR   12/7/2005
116979567  228,000.00  C/O Refi  Reduced      285,000.00   1/1/2011   11.625   2.25       1    2.25  6 MO LIBOR   12/5/2005
116979319  392,000.00  C/O Refi  Reduced      490,000.00   1/1/2011   11.875   2.25       1    2.25  6 MO LIBOR   12/8/2005
116979023  519,900.00  Purchase  NINA         650,000.00   1/1/2011    11.75   2.25       1    2.25  6 MO LIBOR  12/14/2005
116977895  235,605.81  C/O Refi  Full         315,000.00   1/1/2011     12.5   2.25       2    2.25  6 MO LIBOR  12/23/2005
116972830  652,000.00  Purchase  Reduced      830,000.00  12/1/2010   11.875   2.25       1    2.25  6 MO LIBOR  11/15/2005
116971646   82,000.00  Purchase  SISA         105,500.00  12/1/2010    12.25   2.25       1    2.25  6 MO LIBOR  11/30/2005
116970942  311,200.00  Purchase  Reduced      395,000.00   1/1/2011    11.99   2.25       1    2.25  6 MO LIBOR   12/5/2005
116970342  279,920.00  Purchase  Reduced      350,000.00   1/1/2011    12.25   2.25       1    2.25  6 MO LIBOR   12/9/2005
116969694  285,000.00  C/O Refi  SISA         415,000.00   1/1/2011   11.625   2.25       1    2.25  6 MO LIBOR   12/5/2005
116966789  424,000.00  R/T Refi  Full         490,000.00   2/1/2011   12.375   2.75       2    2.75  6 MO LIBOR   1/19/2006
116965613  562,000.00  R/T Refi  Full         735,000.00   2/1/2011   11.875   2.25       2    2.25  6 MO LIBOR   1/12/2006
116965445  513,500.00  C/O Refi  Reduced      685,000.00   1/1/2011   12.375   2.25       2    2.25  6 MO LIBOR  12/19/2005
116964797  275,837.00  Purchase  Full         335,000.00   2/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   1/23/2006
116963405  400,000.00  C/O Refi  Full         510,000.00  12/1/2010     12.5   2.25       2    2.25  6 MO LIBOR  11/28/2005
116959669  700,000.00  C/O Refi  Reduced      875,000.00   1/1/2011   12.875  3.375       2   3.375  6 MO LIBOR  12/15/2005
116959333  296,000.00  Purchase  Reduced      370,000.00   1/1/2011    12.75      5       2       5  6 MO LIBOR  12/14/2005
116959221  167,200.00  Purchase  Reduced      212,000.00   1/1/2011     12.5      5       2       5  6 MO LIBOR  12/16/2005

LOANID     SERVICER
---------  -----------

117030453  Countrywide
117025213  Countrywide
117023501  Countrywide
117023253  Countrywide
117023077  Countrywide
117021412  Countrywide
117020028  Countrywide
117018068  Countrywide
117016092  Countrywide
117015356  Countrywide
117012099  Countrywide
117008987  Countrywide
117008835  Countrywide
117007419  Countrywide
117004178  Countrywide
117003634  Countrywide
117002410  Countrywide
117001314  Countrywide
116999802  Countrywide
116989104  Countrywide
116988560  Countrywide
116986072  Countrywide
116981199  Countrywide
116979567  Countrywide
116979319  Countrywide
116979023  Countrywide
116977895  Countrywide
116972830  Countrywide
116971646  Countrywide
116970942  Countrywide
116970342  Countrywide
116969694  Countrywide
116966789  Countrywide
116965613  Countrywide
116965445  Countrywide
116964797  Countrywide
116963405  Countrywide
116959669  Countrywide
116959333  Countrywide
116959221  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

116959045  Primary    PUD         360      357     80    6.5   2/1/2006  5/1/2006   1/1/2036  1,365.00  4/1/2006  252,000.00
116958380  Primary    SFR         360      357     80    6.5   2/1/2006  4/1/2006   1/1/2036  1,914.03  3/1/2006  353,360.00
116958212  Primary    PUD         360      357  79.99    7.5   2/1/2006  5/1/2006   1/1/2036  1,657.19  4/1/2006  265,150.00
116957868  Investor   Condo       360      357     70  6.375   2/1/2006  4/1/2006   1/1/2036  1,978.91  3/1/2006  372,500.00
116955180  Investor   PUD         360      357     80   7.25   2/1/2006  4/1/2006   1/1/2036    528.04  3/1/2006   87,400.00
116955052  Investor   3-Family    360      359     50      8   4/1/2006  4/1/2006   3/1/2036  1,666.67  4/1/2006  250,000.00
116954028  Primary    SFR         360      358     80  7.625   3/1/2006  4/1/2006   2/1/2036  2,236.67  3/1/2006  352,000.00
116953148  Primary    SFR         360      357   42.5    5.5   2/1/2006  4/1/2006   1/1/2036  1,561.42  3/1/2006  275,000.00
116952100  Primary    SFR         360      357  74.55    6.5   2/1/2006  5/1/2006   1/1/2036  1,332.50  4/1/2006  246,000.00
116942426  Primary    SFR         360      358  79.99  5.875   3/1/2006  5/1/2006   2/1/2036    622.26  4/1/2006  127,100.00
116942210  Investor   Condo       360      357  79.81      7   2/1/2006  4/1/2006   1/1/2036  1,040.20  3/1/2006  178,320.00
116930305  Secondary  Condo       360      358  77.78  6.875   3/1/2006  5/1/2006   2/1/2036    802.08  4/1/2006  140,000.00
116928449  Primary    SFR         360      359  77.55   6.75   4/1/2006  4/1/2006   3/1/2036  1,068.75  4/1/2006  190,000.00
116925904  Primary    SFR         360      358  79.23    6.5   3/1/2006  4/1/2006   2/1/2036  1,302.06  3/1/2006  206,000.00
116924288  Primary    Condo       360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036    852.47  3/1/2006  148,795.00
116921040  Primary    SFR         360      357  74.93   7.25   2/1/2006  4/1/2006   1/1/2036  3,123.54  3/1/2006  517,000.00
116920072  Primary    SFR         360      358     80  6.375   3/1/2006  5/1/2006   2/1/2036  1,806.25  4/1/2006  340,000.00
116919624  Primary    SFR         360      357     80    6.5   2/1/2006  5/1/2006   1/1/2036  1,761.13  4/1/2006  325,131.00
116919552  Primary    SFR         360      357     80    6.5   2/1/2006  4/1/2006   1/1/2036  2,010.50  3/1/2006  371,169.00
116919136  Primary    SFR         360      357     80   6.25   2/1/2006  5/1/2006   1/1/2036  1,772.93  4/1/2006  340,403.00
116918495  Primary    SFR         360      357     80  6.375   2/1/2006  4/1/2006   1/1/2036  1,997.49  3/1/2006  376,000.00
116918231  Primary    SFR         360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036  1,599.58  3/1/2006  279,200.00
116917199  Primary    SFR         360      357     80      6   2/1/2006  4/1/2006   1/1/2036  1,599.95  3/1/2006  319,990.00
116917063  Primary    PUD         360      357     80   5.75   2/1/2006  5/1/2006   1/1/2036  1,056.08  4/1/2006  220,400.00
116915975  Primary    Condo       360      357     80  7.125   2/1/2006  4/1/2006   1/1/2036  1,985.50  3/1/2006  334,400.00
116915791  Primary    Condo       360      358  78.82   5.75   3/1/2006  4/1/2006   2/1/2036  1,954.97  3/1/2006  335,000.00
116915695  Primary    SFR         360      358     80  5.875   3/1/2006  4/1/2006   2/1/2036  2,036.67  3/1/2006  416,000.00
116912623  Investor   SFR         360      357  78.06  7.625   2/1/2006  4/1/2006   1/1/2036    972.19  3/1/2006  153,000.00
116911959  Primary    SFR         360      357  69.38  6.625   2/1/2006  4/1/2006   1/1/2036  2,164.17  3/1/2006  392,000.00
116909590  Primary    SFR         360      357     80   6.75   2/1/2006  5/1/2006   1/1/2036  1,791.00  4/1/2006  318,400.00
116909022  Primary    SFR         360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036  1,731.29  3/1/2006  339,192.00
116908374  Primary    PUD         360      358     80      6   3/1/2006  4/1/2006   2/1/2036  3,040.00  3/1/2006  608,000.00
116903398  Primary    SFR         360      356  75.83   7.75   1/1/2006  4/1/2006  12/1/2035  2,345.66  3/1/2006  364,000.00
116901581  Secondary  SFR         360      358     90  7.125   3/1/2006  4/1/2006   2/1/2036  2,201.63  3/1/2006  370,800.00
116899893  Primary    SFR         360      357     80  7.125   2/1/2006  4/1/2006   1/1/2036  2,137.50  3/1/2006  360,000.00
116899045  Primary    SFR         360      357  75.95   6.75   2/1/2006  4/1/2006   1/1/2036  3,375.00  3/1/2006  600,000.00
116893316  Primary    SFR         360      358     80  6.625   3/1/2006  4/1/2006   2/1/2036    790.58  3/1/2006  143,200.00
116882163  Primary    PUD         360      357  79.99    7.5   2/1/2006  4/1/2006   1/1/2036  1,877.50  3/1/2006  300,400.00
116877474  Investor   PUD         360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036  1,650.00  3/1/2006  288,000.00
116877378  Primary    PUD         360      357     80   6.75   2/1/2006  5/1/2006   1/1/2036       999  4/1/2006  177,600.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ------------  ---------  -------  -----  ------  ------  ----------  ----------

116959045  252,000.00  Purchase  NINA           315,000.00   1/1/2011    12.5       5       2       5  6 MO LIBOR  12/16/2005
116958380  353,360.00  Purchase  Reduced        445,000.00   1/1/2011    11.5    2.25       1    2.25  6 MO LIBOR  12/15/2005
116958212  265,150.00  Purchase  Reduced        332,000.00   1/1/2011    13.5   3.375       2   3.375  6 MO LIBOR  12/12/2005
116957868  372,500.00  Purchase  Reduced        555,000.00   1/1/2011  11.375    2.25       1    2.25  6 MO LIBOR  12/13/2005
116955180   87,400.00  Purchase  Reduced        110,000.00   1/1/2011   13.25    2.75       2    2.75  6 MO LIBOR  12/19/2005
116955052  250,000.00  C/O Refi  Reduced        500,000.00   3/1/2011      14    2.25       2    2.25  6 MO LIBOR   1/31/2006
116954028  352,000.00  C/O Refi  SISA           440,000.00   2/1/2011  13.625    2.25       2    2.25  6 MO LIBOR   1/18/2006
116953148  274,092.85  C/O Refi  NINA           647,000.00   1/1/2011    11.5    2.25       2    2.25  6 MO LIBOR  12/12/2005
116952100  246,000.00  C/O Refi  Alternative    330,000.00   1/1/2011    12.5    2.25       2    2.25  6 MO LIBOR  11/29/2005
116942426  127,100.00  Purchase  Full           159,000.00   2/1/2011  11.875    2.25       2    2.25  6 MO LIBOR   1/13/2006
116942210  178,320.00  Purchase  Full           224,000.00   1/1/2011      12     4.5       1     4.5  6 MO LIBOR  12/27/2005
116930305  140,000.00  C/O Refi  Reduced        180,000.00   2/1/2011  12.875    2.25       2    2.25  6 MO LIBOR   1/27/2006
116928449  190,000.00  R/T Refi  Reduced        245,000.00   3/1/2011   12.75    2.25       2    2.25  6 MO LIBOR   1/31/2006
116925904  205,563.82  R/T Refi  Full           260,000.00   2/1/2011    12.5    2.25       2    2.25  6 MO LIBOR    1/9/2006
116924288  148,795.00  Purchase  Full           190,000.00   1/1/2011  12.875    2.25       2    2.25  6 MO LIBOR  12/27/2005
116921040  517,000.00  C/O Refi  Reduced        690,000.00   1/1/2011   12.25    2.25       1    2.25  6 MO LIBOR  12/22/2005
116920072  340,000.00  Purchase  Reduced        425,000.00   2/1/2011  12.375    2.25       2    2.25  6 MO LIBOR    1/9/2006
116919624  325,130.99  Purchase  Reduced        425,000.00   1/1/2011    12.5    2.25       2    2.25  6 MO LIBOR   12/7/2005
116919552  371,169.00  Purchase  Reduced        464,000.00   1/1/2011    12.5    2.25       2    2.25  6 MO LIBOR  12/12/2005
116919136  340,403.00  Purchase  Reduced        440,000.00   1/1/2011   12.25    2.25       2    2.25  6 MO LIBOR  11/30/2005
116918495  375,997.50  C/O Refi  Full           470,000.00   1/1/2011  12.375    2.25       2    2.25  6 MO LIBOR  12/14/2005
116918231  279,200.00  Purchase  Reduced        350,000.00   1/1/2011  11.875    2.25       1    2.25  6 MO LIBOR  12/13/2005
116917199  319,990.00  Purchase  Reduced        427,000.00   1/1/2011      12    2.25       2    2.25  6 MO LIBOR  12/12/2005
116917063  220,400.00  Purchase  Reduced        276,000.00   1/1/2011   11.75    2.25       2    2.25  6 MO LIBOR  12/16/2005
116915975  334,400.00  Purchase  Reduced        430,000.00   1/1/2011  13.125    2.25       2    2.25  6 MO LIBOR  12/29/2005
116915791  334,298.80  C/O Refi  Alternative    425,000.00   2/1/2011   11.75    2.25       2    2.25  6 MO LIBOR   1/12/2006
116915695  416,000.00  C/O Refi  Full           520,000.00   2/1/2011  11.875    2.25       2    2.25  6 MO LIBOR   1/21/2006
116912623  153,000.00  R/T Refi  Reduced        196,000.00   1/1/2011  12.625    2.25       1    2.25  6 MO LIBOR  12/23/2005
116911959  392,000.00  C/O Refi  Reduced        565,000.00   1/1/2011  12.625   6.625       2    2.75  6 MO LIBOR   12/9/2005
116909590  318,400.00  Purchase  Reduced        398,000.00   1/1/2011   12.75    2.25       2    2.25  6 MO LIBOR   12/8/2005
116909022  339,192.00  Purchase  Full           440,000.00   1/1/2011  12.125    2.25       2    2.25  6 MO LIBOR   12/2/2005
116908374  608,000.00  C/O Refi  Alternative    760,000.00   2/1/2011      12    2.25       2    2.25  6 MO LIBOR   1/25/2006
116903398  363,199.39  R/T Refi  NINA           480,000.00  12/1/2010   12.75    2.25       1    2.25  6 MO LIBOR  11/22/2005
116901581  370,800.00  Purchase  Reduced        490,000.00   2/1/2011  13.125    2.25       2    2.25  6 MO LIBOR   1/30/2006
116899893  360,000.00  Purchase  Reduced        450,000.00   1/1/2011  13.125    2.25       2    2.25  6 MO LIBOR  12/28/2005
116899045  600,000.00  R/T Refi  Reduced        790,000.00   1/1/2011   11.75    2.25       1    2.25  6 MO LIBOR   12/8/2005
116893316  143,200.00  Purchase  Full           180,000.00   2/1/2011  12.625    2.25       2    2.25  6 MO LIBOR   1/12/2006
116882163  300,400.00  Purchase  Reduced        377,000.00   1/1/2011    13.5       5       2       5  6 MO LIBOR  12/19/2005
116877474  288,000.00  C/O Refi  Full           360,000.00   1/1/2011  12.875   4.375       2   4.375  6 MO LIBOR   12/5/2005
116877378  177,600.00  C/O Refi  Full           222,000.00   1/1/2011   11.75    2.25       1    2.25  6 MO LIBOR   12/8/2005

LOANID     SERVICER
---------  -----------

116959045  Countrywide
116958380  Countrywide
116958212  Countrywide
116957868  Countrywide
116955180  Countrywide
116955052  Countrywide
116954028  Countrywide
116953148  Countrywide
116952100  Countrywide
116942426  Countrywide
116942210  Countrywide
116930305  Countrywide
116928449  Countrywide
116925904  Countrywide
116924288  Countrywide
116921040  Countrywide
116920072  Countrywide
116919624  Countrywide
116919552  Countrywide
116919136  Countrywide
116918495  Countrywide
116918231  Countrywide
116917199  Countrywide
116917063  Countrywide
116915975  Countrywide
116915791  Countrywide
116915695  Countrywide
116912623  Countrywide
116911959  Countrywide
116909590  Countrywide
116909022  Countrywide
116908374  Countrywide
116903398  Countrywide
116901581  Countrywide
116899893  Countrywide
116899045  Countrywide
116893316  Countrywide
116882163  Countrywide
116877474  Countrywide
116877378  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

116877306  Primary    PUD         360      357  63.93   5.75   2/1/2006  5/1/2006   1/1/2036  1,044.58  4/1/2006  218,000.00
116875290  Primary    Condo       360      358     80  7.125   3/1/2006  5/1/2006   2/1/2036     864.5  4/1/2006  145,600.00
116874906  Primary    PUD         360      357     80    7.5   2/1/2006  4/1/2006   1/1/2036  1,625.00  3/1/2006  260,000.00
116871658  Primary    Condo       360      358     80    6.5   3/1/2006  5/1/2006   2/1/2036    812.77  4/1/2006  150,050.00
116866169  Primary    SFR         360      358  74.29    6.5   3/1/2006  4/1/2006   2/1/2036  3,520.83  3/1/2006  650,000.00
116864793  Primary    SFR         360      355     80  6.375  12/1/2005  4/1/2006  11/1/2035  2,996.25  3/1/2006  564,000.00
116862824  Primary    SFR         360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036  2,213.75  3/1/2006  386,400.00
116862752  Primary    SFR         360      356  78.67   6.75   1/1/2006  5/1/2006  12/1/2035       774  4/1/2006  137,600.00
116862688  Primary    SFR         360      356     80   6.25   1/1/2006  6/1/2006  12/1/2035  1,104.17  5/1/2006  212,000.00
116862648  Primary    SFR         360      357  69.67   6.25   2/1/2006  4/1/2006   1/1/2036  1,328.13  3/1/2006  255,000.00
116862480  Secondary  PUD         360      356     80  7.875   1/1/2006  5/1/2006  12/1/2035  1,606.83  4/1/2006  244,850.00
116861712  Primary    Condo       360      358     80  6.125   3/1/2006  4/1/2006   2/1/2036  1,743.58  3/1/2006  341,600.00
116857152  Primary    SFR         360      357  79.04    6.5   2/1/2006  4/1/2006   1/1/2036  2,675.83  3/1/2006  494,000.00
116853767  Primary    SFR         360      357  63.58  6.125   2/1/2006  4/1/2006   1/1/2036  1,719.94  3/1/2006  337,000.00
116840006  Primary    SFR         360      358  77.59      7   3/1/2006  4/1/2006   2/1/2036  1,312.50  3/1/2006  225,000.00
116836013  Primary    SFR         360      358     71    6.5   3/1/2006  4/1/2006   2/1/2036  3,545.27  3/1/2006  560,900.00
116835149  Investor   SFR         360      358     80      7   3/1/2006  4/1/2006   2/1/2036    732.67  3/1/2006  125,600.00
116820307  Investor   SFR         360      358  50.25   6.75   3/1/2006  4/1/2006   2/1/2036  2,812.50  3/1/2006  500,000.00
116817243  Investor   Condo       360      358     80  6.875   3/1/2006  4/1/2006   2/1/2036    568.74  3/1/2006   99,280.00
116798752  Primary    SFR         360      359     80  7.125   4/1/2006  4/1/2006   3/1/2036  1,058.78  4/1/2006  178,320.00
116797856  Primary    SFR         360      358  76.42  6.125   3/1/2006  4/1/2006   2/1/2036  2,067.17  3/1/2006  405,000.00
116794456  Secondary  Condo       360      358     90   6.25   3/1/2006  4/1/2006   2/1/2036  1,362.58  3/1/2006  221,300.00
116791776  Primary    2-Family    360      357     80  7.875   2/1/2006  4/1/2006   1/1/2036  3,963.75  3/1/2006  604,000.00
116787487  Primary    SFR         360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  1,035.67  3/1/2006  191,200.00
116786559  Primary    SFR         360      358  79.23  5.875   3/1/2006  4/1/2006   2/1/2036  2,017.09  3/1/2006  412,000.00
116782326  Secondary  PUD         360      359     95  6.625   4/1/2006  4/1/2006   3/1/2036  1,706.24  4/1/2006  309,055.00
116780758  Primary    SFR         360      358     80  6.375   3/1/2006  4/1/2006   2/1/2036  1,263.95  3/1/2006  237,920.00
116771165  Primary    Condo       360      358     80   6.25   3/1/2006  5/1/2006   2/1/2036    729.17  4/1/2006  140,000.00
116766308  Primary    Condo       360      358     80  6.875   3/1/2006  4/1/2006   2/1/2036  3,319.24  3/1/2006  580,000.00
116766276  Primary    PUD         360      358     75    6.5   3/1/2006  4/1/2006   2/1/2036  5,362.50  3/1/2006  990,000.00
116765820  Primary    PUD         360      357  48.32  6.375   2/1/2006  5/1/2006   1/1/2036    993.44  4/1/2006  187,000.00
116765684  Primary    Condo       360      357  78.31   6.25   2/1/2006  4/1/2006   1/1/2036  3,385.42  3/1/2006  650,000.00
116762524  Primary    SFR         360      358  64.62  6.125   3/1/2006  4/1/2006   2/1/2036  1,845.31  3/1/2006  303,700.00
116756659  Primary    Condo       360      358     95  6.875   3/1/2006  5/1/2006   2/1/2036    992.75  4/1/2006  173,280.00
116754523  Primary    SFR         360      357  56.79   7.25   2/1/2006  4/1/2006   1/1/2036     960.4  3/1/2006  159,000.00
116754171  Secondary  Condo       360      358     80  6.875   3/1/2006  4/1/2006   2/1/2036       726  3/1/2006  126,720.00
116744978  Secondary  SFR         360      358     80    6.5   3/1/2006  5/1/2006   2/1/2036  1,252.33  4/1/2006  231,200.00
116740849  Primary    SFR         360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  1,480.69  3/1/2006  273,358.00
116739209  Investor   SFR         360      358     80  7.125   3/1/2006  5/1/2006   2/1/2036    567.74  4/1/2006   95,620.00
116730400  Primary    SFR         360      358     80   6.25   3/1/2006  5/1/2006   2/1/2036  2,416.67  4/1/2006  464,000.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ------------  ---------  -------  -----  ------  ------  ----------  ----------

116877306  217,999.99  C/O Refi  Full           341,000.00   1/1/2011   11.75    2.25       2    2.25  6 MO LIBOR  12/14/2005
116875290  145,600.00  Purchase  Reduced        185,000.00   2/1/2011  13.125    2.25       2    2.25  6 MO LIBOR   1/20/2006
116874906  260,000.00  Purchase  Reduced        340,000.00   1/1/2011    13.5       4       2       4  6 MO LIBOR  12/12/2005
116871658  150,050.00  Purchase  Reduced        187,900.00   2/1/2011    12.5    2.25       2    2.25  6 MO LIBOR   1/13/2006
116866169  650,000.00  C/O Refi  Reduced        875,000.00   2/1/2011    12.5    2.25       2    2.25  6 MO LIBOR   1/10/2006
116864793  564,000.00  R/T Refi  Reduced        705,000.00  11/1/2010  11.375    2.25       1    2.25  6 MO LIBOR  10/31/2005
116862824  386,400.00  Purchase  Reduced        500,000.00   1/1/2011  11.875    2.25       1    2.25  6 MO LIBOR  12/20/2005
116862752  137,600.00  Purchase  Reduced        175,000.00  12/1/2010   11.75    2.25       1    2.25  6 MO LIBOR  11/22/2005
116862688  212,000.00  Purchase  Full           267,000.00  12/1/2010   11.25    2.25       1    2.25  6 MO LIBOR  11/30/2005
116862648  255,000.00  C/O Refi  SISA           366,000.00   1/1/2011   11.25    2.25       1    2.25  6 MO LIBOR  12/22/2005
116862480  244,850.00  Purchase  Reduced        308,000.00  12/1/2010  12.875    2.25       1    2.25  6 MO LIBOR  11/21/2005
116861712  341,600.00  Purchase  Reduced        430,000.00   2/1/2011  12.125    2.25       2    2.25  6 MO LIBOR   1/24/2006
116857152  494,000.00  Purchase  SISA           630,000.00   1/1/2011    12.5    2.25       2    2.25  6 MO LIBOR   12/9/2005
116853767  336,953.27  C/O Refi  SISA           530,000.00   1/1/2011  12.125    2.25       2    2.25  6 MO LIBOR  12/21/2005
116840006  225,000.00  C/O Refi  NINA           290,000.00   2/1/2011      13    2.25       2    2.25  6 MO LIBOR   1/13/2006
116836013  559,883.13  C/O Refi  Reduced        790,000.00   2/1/2011    12.5    2.25       2    2.25  6 MO LIBOR   1/11/2006
116835149  125,600.00  Purchase  Full           158,000.00   2/1/2011      13    2.25       2    2.25  6 MO LIBOR   1/25/2006
116820307  500,000.00  Purchase  Reduced        995,000.00   2/1/2011   12.75    2.25       2    2.25  6 MO LIBOR  12/30/2005
116817243   99,260.89  Purchase  Reduced        143,000.00   2/1/2011  12.875    2.25       2    2.25  6 MO LIBOR   1/13/2006
116798752  177,261.23  Purchase  Full           240,000.00   3/1/2011  13.125    2.25       2    2.25  6 MO LIBOR    2/3/2006
116797856  404,996.89  C/O Refi  Reduced        530,000.00   2/1/2011  12.125    2.25       2    2.25  6 MO LIBOR   1/25/2006
116794456  220,878.95  Purchase  Reduced        246,000.00   2/1/2011   12.25    2.25       2    2.25  6 MO LIBOR   1/10/2006
116791776  604,000.00  Purchase  Reduced        790,000.00   1/1/2011  13.875    2.25       2    2.25  6 MO LIBOR  12/30/2005
116787487  190,761.83  Purchase  Reduced        239,000.00   2/1/2011    12.5    2.25       2    2.25  6 MO LIBOR    1/4/2006
116786559  411,999.08  R/T Refi  Full           520,000.00   2/1/2011  11.875    2.25       2    2.25  6 MO LIBOR   1/10/2006
116782326  309,055.00  Purchase  Full           326,000.00   3/1/2011  12.625    2.25       2    2.25  6 MO LIBOR    2/1/2006
116780758  237,920.00  Purchase  Reduced        298,000.00   2/1/2011  12.375    2.25       2    2.25  6 MO LIBOR   1/20/2006
116771165  140,000.00  C/O Refi  Full           175,000.00   2/1/2011   12.25    2.25       2    2.25  6 MO LIBOR    1/9/2006
116766308  578,797.71  Purchase  Reduced        725,000.00   2/1/2011  12.875    2.25       2    2.25  6 MO LIBOR   1/11/2006
116766276  990,000.00  C/O Refi  Reduced      1,320,000.00   2/1/2011    12.5    2.25       2    2.25  6 MO LIBOR   1/27/2006
116765820  187,000.00  Purchase  NINA           405,000.00   1/1/2011  12.375    2.25       2    2.25  6 MO LIBOR  12/15/2005
116765684  650,000.00  Purchase  Reduced        830,000.00   1/1/2011   12.25    2.25       2    2.25  6 MO LIBOR  12/29/2005
116762524  303,108.15  C/O Refi  Reduced        470,000.00   2/1/2011  12.125    2.25       2    2.25  6 MO LIBOR   1/20/2006
116756659  173,280.00  Purchase  NINA           183,000.00   2/1/2011  12.875    2.25       2    2.25  6 MO LIBOR    1/6/2006
116754523  158,950.00  C/O Refi  Reduced        280,000.00   1/1/2011   13.25    2.25       2    2.25  6 MO LIBOR  12/30/2005
116754171  126,720.00  Purchase  Full           166,000.00   2/1/2011  12.875    2.25       2    2.25  6 MO LIBOR    1/6/2006
116744978  231,200.00  Purchase  Reduced        289,000.00   2/1/2011    12.5    2.25       2    2.25  6 MO LIBOR   1/10/2006
116740849  273,358.00  Purchase  Reduced        350,000.00   2/1/2011    12.5    2.25       2    2.25  6 MO LIBOR   1/30/2006
116739209   95,620.00  Purchase  Full           121,000.00   2/1/2011  12.125    2.25       1    2.25  6 MO LIBOR   1/18/2006
116730400  464,000.00  Purchase  Reduced        580,000.00   2/1/2011   12.25    2.25       2    2.25  6 MO LIBOR   1/18/2006

LOANID     SERVICER
---------  -----------

116877306  Countrywide
116875290  Countrywide
116874906  Countrywide
116871658  Countrywide
116866169  Countrywide
116864793  Countrywide
116862824  Countrywide
116862752  Countrywide
116862688  Countrywide
116862648  Countrywide
116862480  Countrywide
116861712  Countrywide
116857152  Countrywide
116853767  Countrywide
116840006  Countrywide
116836013  Countrywide
116835149  Countrywide
116820307  Countrywide
116817243  Countrywide
116798752  Countrywide
116797856  Countrywide
116794456  Countrywide
116791776  Countrywide
116787487  Countrywide
116786559  Countrywide
116782326  Countrywide
116780758  Countrywide
116771165  Countrywide
116766308  Countrywide
116766276  Countrywide
116765820  Countrywide
116765684  Countrywide
116762524  Countrywide
116756659  Countrywide
116754523  Countrywide
116754171  Countrywide
116744978  Countrywide
116740849  Countrywide
116739209  Countrywide
116730400  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------

116720695  Investor   SFR         360      357     90      7  2/1/2006  4/1/2006   1/1/2036       777  3/1/2006  133,200.00
116715646  Primary    Condo       360      358  79.82      6  3/1/2006  5/1/2006   2/1/2036  1,977.98  4/1/2006  395,595.00
116714710  Primary    SFR         360      358  72.73  6.375  3/1/2006  4/1/2006   2/1/2036  2,550.00  3/1/2006  480,000.00
116713422  Primary    SFR         360      358     95  7.125  3/1/2006  4/1/2006   2/1/2036  1,889.61  3/1/2006  318,250.00
116710173  Primary    SFR         360      357     68    5.5  2/1/2006  4/1/2006   1/1/2036  2,828.37  3/1/2006  617,100.00
116709237  Primary    Condo       360      357  79.99   6.75  2/1/2006  4/1/2006   1/1/2036  1,034.44  3/1/2006  183,900.00
116689539  Secondary  Condo       360      358  89.73  6.375  3/1/2006  4/1/2006   2/1/2036  1,052.99  3/1/2006  198,210.00
116686546  Primary    SFR         360      358  78.57  6.375  3/1/2006  4/1/2006   2/1/2036  2,921.88  3/1/2006  550,000.00
116684690  Primary    Condo       360      358     90  7.625  3/1/2006  5/1/2006   2/1/2036  1,944.38  4/1/2006  306,000.00
116677913  Primary    Condo       360      357     80    6.5  2/1/2006  5/1/2006   1/1/2036    745.85  4/1/2006  118,000.00
116675897  Primary    PUD         360      358  79.98  6.875  3/1/2006  4/1/2006   2/1/2036  1,267.86  3/1/2006  221,300.00
116674841  Primary    SFR         360      356     70  5.875  1/1/2006  4/1/2006  12/1/2035  1,829.92  3/1/2006  373,800.00
116662967  Primary    SFR         360      356     75  6.875  1/1/2006  4/1/2006  12/1/2035  2,083.98  3/1/2006  363,750.00
116661895  Secondary  SFR         360      356  62.83  6.125  1/1/2006  4/1/2006  12/1/2035  1,475.10  3/1/2006  289,000.00
116661879  Primary    PUD         360      356     80  7.875  1/1/2006  4/1/2006  12/1/2035  5,293.01  3/1/2006  730,000.00
116660791  Primary    PUD         360      357  79.79  6.875  2/1/2006  4/1/2006   1/1/2036  4,296.84  3/1/2006  750,000.00
116655887  Primary    PUD         360      357     80   6.75  2/1/2006  4/1/2006   1/1/2036  1,957.50  3/1/2006  348,000.00
116654926  Investor   Condo       360      357     75  6.625  2/1/2006  4/1/2006   1/1/2036    848.83  3/1/2006  153,750.00
116654270  Primary    Condo       360      358  74.67  6.625  3/1/2006  4/1/2006   2/1/2036  1,792.87  3/1/2006  280,000.00
116652454  Investor   SFR         360      358     80      7  3/1/2006  4/1/2006   2/1/2036  1,913.33  3/1/2006  328,000.00
116650750  Primary    SFR         360      358  45.98   6.75  3/1/2006  4/1/2006   2/1/2036  2,250.00  3/1/2006  400,000.00
116647766  Primary    2-Family    360      357  77.67   6.75  2/1/2006  4/1/2006   1/1/2036  2,700.00  3/1/2006  480,000.00
116644605  Primary    Condo       360      358     80   7.75  3/1/2006  4/1/2006   2/1/2036  3,229.17  3/1/2006  500,000.00
116636196  Primary    SFR         360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036  1,729.17  3/1/2006  332,000.00
116634780  Primary    3-Family    360      357     80   7.75  2/1/2006  4/1/2006   1/1/2036  1,872.92  3/1/2006  290,000.00
116632364  Investor   SFR         360      356     75  7.125  1/1/2006  4/1/2006  12/1/2035  1,180.08  3/1/2006  198,750.00
116631796  Primary    SFR         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036  3,813.33  3/1/2006  704,000.00
116627011  Investor   PUD         360      357     80  7.375  2/1/2006  4/1/2006   1/1/2036  1,475.00  3/1/2006  240,000.00
116626939  Primary    PUD         360      357     80   6.25  2/1/2006  5/1/2006   1/1/2036  1,137.50  4/1/2006  218,400.00
116626459  Primary    PUD         360      358  79.98  6.375  3/1/2006  4/1/2006   2/1/2036    947.75  3/1/2006  178,400.00
116600600  Primary    PUD         360      357  61.17  6.125  2/1/2006  5/1/2006   1/1/2036  1,173.96  4/1/2006  230,000.00
116597687  Primary    Condo       360      358     90  6.875  3/1/2006  4/1/2006   2/1/2036    783.75  3/1/2006  136,800.00
116597631  Primary    SFR         360      358  74.44    5.5  3/1/2006  4/1/2006   2/1/2036    760.84  3/1/2006  134,000.00
116595231  Primary    PUD         360      356     80    5.5  1/1/2006  5/1/2006  12/1/2035  1,595.00  4/1/2006  348,000.00
116593455  Primary    SFR         360      358  68.85  6.875  3/1/2006  4/1/2006   2/1/2036  1,203.13  3/1/2006  210,000.00
116590326  Primary    PUD         360      357     70   7.25  2/1/2006  4/1/2006   1/1/2036  1,040.38  3/1/2006  172,200.00
116589358  Investor   SFR         360      358     75  7.625  3/1/2006  5/1/2006   2/1/2036  1,310.54  4/1/2006  206,250.00
116587510  Primary    Condo       360      357     80   6.75  2/1/2006  4/1/2006   1/1/2036    985.35  3/1/2006  151,920.00
116586614  Primary    SFR         360      356     90   6.75  1/1/2006  4/1/2006  12/1/2035  1,518.75  3/1/2006  270,000.00
116581725  Primary    SFR         360      358  68.99      7  3/1/2006  4/1/2006   2/1/2036  3,354.17  3/1/2006  575,000.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL     FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ----------  ---------  -------  -----  ------  ------  ----------  ----------

116720695  133,200.00  Purchase  Full         148,000.00   1/1/2011       13   3.25       2    3.25  6 MO LIBOR  12/28/2005
116715646  395,595.00  Purchase  Reduced      496,000.00   2/1/2011       12   2.25       2    2.25  6 MO LIBOR  12/30/2005
116714710  480,000.00  C/O Refi  Full         660,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   1/17/2006
116713422  318,250.00  Purchase  Reduced      335,000.00   2/1/2011   13.125   2.25       2    2.25  6 MO LIBOR    1/9/2006
116710173  617,099.19  Purchase  Full         915,000.00   1/1/2011     11.5   2.25       2    2.25  6 MO LIBOR   12/7/2005
116709237  183,900.00  Purchase  Reduced      243,000.00   1/1/2011    12.75      5       2       5  6 MO LIBOR   12/7/2005
116689539  198,210.00  Purchase  Reduced      221,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   1/10/2006
116686546  550,000.00  C/O Refi  Full         700,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   1/30/2006
116684690  306,000.00  Purchase  NINA         345,000.00   2/1/2011   13.625   2.25       2    2.25  6 MO LIBOR  12/27/2005
116677913  117,678.22  Purchase  Reduced      148,000.00   1/1/2011     12.5      3       2       3  6 MO LIBOR   12/7/2005
116675897  221,300.00  Purchase  Reduced      277,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/11/2006
116674841  373,708.50  Purchase  Reduced      555,000.00  12/1/2010   11.875   2.25       2    2.25  6 MO LIBOR  12/18/2005
116662967  363,750.00  Purchase  Reduced      485,000.00  12/1/2010   12.875      4       1       4  6 MO LIBOR  11/22/2005
116661895  289,000.00  C/O Refi  Reduced      460,000.00  12/1/2010   12.125   3.25       1    3.25  6 MO LIBOR  11/21/2005
116661879  727,970.60  Purchase  SISA         915,000.00  12/1/2010   13.875      4       1       4  6 MO LIBOR  11/23/2005
116660791  749,993.74  Purchase  Reduced      970,000.00   1/1/2011   12.875  6.875       2    2.75  6 MO LIBOR   12/7/2005
116655887  348,000.00  C/O Refi  Reduced      435,000.00   1/1/2011    12.75      5       2       5  6 MO LIBOR   12/5/2005
116654926  153,750.00  Purchase  Alternative  210,000.00   1/1/2011   12.625   2.25       2    2.25  6 MO LIBOR  12/22/2005
116654270  279,504.56  C/O Refi  SISA         375,000.00   2/1/2011   12.625   2.25       2    2.25  6 MO LIBOR    1/5/2006
116652454  328,000.00  Purchase  Reduced      440,000.00   2/1/2011       13   2.25       2    2.25  6 MO LIBOR   1/25/2006
116650750  400,000.00  C/O Refi  NINA         870,000.00   2/1/2011    12.75   2.25       2    2.25  6 MO LIBOR   1/10/2006
116647766  480,000.00  C/O Refi  Reduced      618,000.00   1/1/2011    12.75   2.25       2    2.25  6 MO LIBOR  12/27/2005
116644605  500,000.00  Purchase  Reduced      630,000.00   2/1/2011    13.75   2.25       2    2.25  6 MO LIBOR   1/31/2006
116636196  332,000.00  Purchase  SISA         415,000.00   2/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   1/12/2006
116634780  290,000.00  Purchase  NINA         375,000.00   1/1/2011    13.75   2.25       2    2.25  6 MO LIBOR  12/23/2005
116632364  198,750.00  Purchase  Full         270,000.00  12/1/2010   13.125    3.5       1     3.5  6 MO LIBOR   11/8/2005
116631796  704,000.00  C/O Refi  Full         880,000.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR   1/13/2006
116627011  240,000.00  Purchase  Reduced      300,000.00   1/1/2011   13.375      5       2       5  6 MO LIBOR   12/7/2005
116626939  218,400.00  C/O Refi  Full         273,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR  12/28/2005
116626459  178,400.00  Purchase  Full         226,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   1/10/2006
116600600  230,000.00  C/O Refi  SISA         376,000.00   1/1/2011   12.125   2.25       2    2.25  6 MO LIBOR  12/27/2005
116597687  136,800.00  C/O Refi  Reduced      152,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/23/2006
116597631  133,705.98  C/O Refi  Full         180,000.00   2/1/2011     11.5   2.25       2    2.25  6 MO LIBOR   1/18/2006
116595231  348,000.00  R/T Refi  Full         435,000.00  12/1/2010     11.5   2.25       2    2.25  6 MO LIBOR   11/8/2005
116593455  210,000.00  C/O Refi  Reduced      305,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR    1/6/2006
116590326  172,200.00  Purchase  NINA         250,000.00   1/1/2011    13.25   2.25       2    2.25  6 MO LIBOR  12/27/2005
116589358  206,249.31  C/O Refi  Reduced      275,000.00   2/1/2011   13.625   2.25       2    2.25  6 MO LIBOR    1/3/2006
116587510  151,525.38  Purchase  Reduced      205,000.00   1/1/2011    12.75   2.25       2    2.25  6 MO LIBOR  12/30/2005
116586614  270,000.00  R/T Refi  Full         300,000.00  12/1/2010    11.75   2.25       1    2.25  6 MO LIBOR  11/22/2005
116581725  575,000.00  C/O Refi  Reduced      833,500.00   2/1/2011       13   2.25       2    2.25  6 MO LIBOR   1/11/2006

LOANID     SERVICER
---------  -----------

116720695  Countrywide
116715646  Countrywide
116714710  Countrywide
116713422  Countrywide
116710173  Countrywide
116709237  Countrywide
116689539  Countrywide
116686546  Countrywide
116684690  Countrywide
116677913  Countrywide
116675897  Countrywide
116674841  Countrywide
116662967  Countrywide
116661895  Countrywide
116661879  Countrywide
116660791  Countrywide
116655887  Countrywide
116654926  Countrywide
116654270  Countrywide
116652454  Countrywide
116650750  Countrywide
116647766  Countrywide
116644605  Countrywide
116636196  Countrywide
116634780  Countrywide
116632364  Countrywide
116631796  Countrywide
116627011  Countrywide
116626939  Countrywide
116626459  Countrywide
116600600  Countrywide
116597687  Countrywide
116597631  Countrywide
116595231  Countrywide
116593455  Countrywide
116590326  Countrywide
116589358  Countrywide
116587510  Countrywide
116586614  Countrywide
116581725  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------

116580533  Primary    SFR         360      357  77.36    6.5  2/1/2006  5/1/2006   1/1/2036  1,110.40  4/1/2006  205,000.00
116578077  Primary    Condo       360      358  78.97   6.25  3/1/2006  5/1/2006   2/1/2036  1,275.00  4/1/2006  244,800.00
116574076  Primary    SFR         360      357     75      7  2/1/2006  4/1/2006   1/1/2036  1,837.50  3/1/2006  315,000.00
116560371  Primary    PUD         360      357     80  6.625  2/1/2006  4/1/2006   1/1/2036  1,216.59  3/1/2006  190,000.00
116560315  Primary    PUD         360      356     76    6.5  1/1/2006  4/1/2006  12/1/2035     617.5  3/1/2006  114,000.00
116560307  Primary    PUD         360      356  79.99   7.75  1/1/2006  4/1/2006  12/1/2035  1,647.20  3/1/2006  255,050.00
116560291  Primary    SFR         360      357     80  7.875  2/1/2006  4/1/2006   1/1/2036  6,351.61  3/1/2006  876,000.00
116560275  Primary    SFR         360      356  42.31  6.375  1/1/2006  4/1/2006  12/1/2035    409.06  3/1/2006   77,000.00
116560227  Primary    Condo       360      357     80   6.75  2/1/2006  5/1/2006   1/1/2036    674.92  4/1/2006  120,000.00
116560099  Secondary  PUD         360      356  79.99  7.125  1/1/2006  4/1/2006  12/1/2035    983.25  3/1/2006  165,600.00
116559899  Primary    SFR         360      357  79.95   5.75  2/1/2006  5/1/2006   1/1/2036    748.94  4/1/2006  156,300.00
116559707  Investor   SFR         360      357  50.34    6.5  2/1/2006  5/1/2006   1/1/2036    395.42  4/1/2006   73,000.00
116558794  Primary    SFR         360      356     80  7.625  1/1/2006  4/1/2006  12/1/2035  1,077.67  3/1/2006  169,600.00
116548225  Investor   SFR         360      357     80  7.875  2/1/2006  4/1/2006   1/1/2036  1,224.79  3/1/2006  168,920.00
116547921  Primary    PUD         360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036  1,296.25  3/1/2006  244,000.00
116547097  Investor   SFR         360      358     80      6  3/1/2006  4/1/2006   2/1/2036       952  3/1/2006  190,400.00
116546529  Primary    PUD         360      357     80  6.875  2/1/2006  5/1/2006   1/1/2036  2,489.90  4/1/2006  434,600.00
116516981  Investor   PUD         360      357     60  6.125  2/1/2006  4/1/2006   1/1/2036  1,010.63  3/1/2006  198,000.00
116516157  Primary    Condo       360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  1,175.42  3/1/2006  205,165.00
116515701  Primary    Condo       360      357     80  7.875  2/1/2006  4/1/2006   1/1/2036  2,268.39  3/1/2006  345,660.00
116513973  Primary    SFR         360      359     80  6.875  4/1/2006  5/1/2006   3/1/2036    829.58  4/1/2006  144,800.00
116504092  Primary    PUD         360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036  2,422.50  3/1/2006  456,000.00
116496699  Secondary  Condo       360      357     90  5.875  2/1/2006  4/1/2006   1/1/2036  1,045.60  3/1/2006  176,760.00
116495859  Primary    Condo       360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036  1,062.50  3/1/2006  200,000.00
116469247  Secondary  Condo       360      357  89.69   6.25  2/1/2006  5/1/2006   1/1/2036  1,062.48  4/1/2006  172,560.00
116468991  Primary    SFR         360      357  67.71    6.5  2/1/2006  4/1/2006   1/1/2036  3,520.83  3/1/2006  650,000.00
116465023  Investor   3-Family    360      357     65    6.5  2/1/2006  5/1/2006   1/1/2036  1,584.38  4/1/2006  292,500.00
116464735  Primary    PUD         360      356     75  6.375  1/1/2006  4/1/2006  12/1/2035  1,215.23  3/1/2006  228,750.00
116463342  Primary    SFR         360      357     65  6.625  2/1/2006  4/1/2006   1/1/2036  2,153.13  3/1/2006  390,000.00
116462206  Primary    SFR         360      356     95    6.5  1/1/2006  5/1/2006  12/1/2035  1,852.50  4/1/2006  342,000.00
116461478  Secondary  SFR         360      356     80  6.625  1/1/2006  4/1/2006  12/1/2035    507.92  3/1/2006   92,000.00
116454229  Primary    SFR         360      358     90  6.625  3/1/2006  4/1/2006   2/1/2036  1,828.50  3/1/2006  331,200.00
116444796  Primary    Condo       360      357  64.61  6.125  2/1/2006  4/1/2006   1/1/2036  1,658.55  3/1/2006  325,000.00
116444348  Secondary  Condo       360      357  79.99   7.75  2/1/2006  4/1/2006   1/1/2036     813.1  3/1/2006  125,900.00
116443828  Primary    SFR         360      358  78.94  6.125  3/1/2006  4/1/2006   2/1/2036    946.82  3/1/2006  185,500.00
116442876  Primary    SFR         360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  1,191.67  3/1/2006  208,000.00
116428690  Primary    SFR         360      356     80    6.5  1/1/2006  4/1/2006  12/1/2035  1,943.50  3/1/2006  358,800.00
116426322  Primary    SFR         360      357     72  5.875  2/1/2006  5/1/2006   1/1/2036  2,981.35  4/1/2006  504,000.00
116425754  Primary    2-Family    360      356     80  7.875  1/1/2006  4/1/2006  12/1/2035  1,753.50  3/1/2006  267,200.00
116424370  Primary    SFR         360      356     80   7.25  1/1/2006  4/1/2006  12/1/2035  1,160.00  3/1/2006  192,000.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ------------  ---------  -------  -----  ------  ------  ----------  ----------

116580533  204,996.50  C/O Refi  SISA           265,000.00   1/1/2011     12.5    6.5       2    2.75  6 MO LIBOR   12/6/2005
116578077  244,736.25  C/O Refi  Reduced        310,000.00   2/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   1/23/2006
116574076  315,000.00  C/O Refi  SISA           420,000.00   1/1/2011       13   2.25       2    2.25  6 MO LIBOR  12/13/2005
116560371  189,433.05  Purchase  Full           239,000.00   1/1/2011   11.625   2.25       1    2.25  6 MO LIBOR   12/9/2005
116560315  114,000.00  R/T Refi  Full           150,000.00  12/1/2010     11.5   2.25       1    2.25  6 MO LIBOR   12/1/2005
116560307  255,050.00  Purchase  NINA           320,000.00  12/1/2010    12.75   2.25       1    2.25  6 MO LIBOR  11/29/2005
116560291  874,179.52  Purchase  Reduced      1,100,000.00   1/1/2011   12.875   2.25       1    2.25  6 MO LIBOR   12/9/2005
116560275   77,000.00  C/O Refi  NINA           182,000.00  12/1/2010   12.375   2.25       2    2.25  6 MO LIBOR  11/22/2005
116560227  119,979.15  C/O Refi  Full           150,000.00   1/1/2011    12.75   2.25       2    2.25  6 MO LIBOR  11/29/2005
116560099  165,600.00  Purchase  Reduced        230,000.00  12/1/2010   12.125   2.25       1    2.25  6 MO LIBOR   12/2/2005
116559899  156,300.00  Purchase  Reduced        196,500.00   1/1/2011    11.75   2.25       2    2.25  6 MO LIBOR   12/8/2005
116559707   73,000.00  C/O Refi  Full           145,000.00   1/1/2011     12.5   2.25       2    2.25  6 MO LIBOR   12/8/2005
116558794  169,600.00  C/O Refi  Reduced        212,000.00  12/1/2010   12.625   2.25       1    2.25  6 MO LIBOR   12/1/2005
116548225  168,568.95  Purchase  NINA           215,000.00   1/1/2011   12.875   2.25       1    2.25  6 MO LIBOR   12/5/2005
116547921  244,000.00  R/T Refi  Full           305,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR   1/20/2006
116547097  190,400.00  Purchase  Full           252,000.00   2/1/2011       12   2.25       2    2.25  6 MO LIBOR   1/13/2006
116546529  434,600.00  Purchase  Reduced        544,000.00   1/1/2011   11.875   2.25       1    2.25  6 MO LIBOR   12/2/2005
116516981  198,000.00  Purchase  Reduced        330,000.00   1/1/2011   12.125  3.625       2   3.625  6 MO LIBOR   12/8/2005
116516157  205,165.00  Purchase  Reduced        257,000.00   1/1/2011   11.875   2.25       1    2.25  6 MO LIBOR   12/6/2005
116515701  345,660.00  Purchase  Reduced        445,000.00   1/1/2011   12.875  4.375       1   4.375  6 MO LIBOR   12/5/2005
116513973  144,800.00  C/O Refi  SISA           181,000.00   3/1/2011   12.875   2.25       2    2.25  6 MO LIBOR    2/2/2006
116504092  456,000.00  Purchase  Full           570,000.00   1/1/2011   12.375  2.875       2   2.875  6 MO LIBOR   12/1/2005
116496699  176,216.72  Purchase  Full           197,000.00   1/1/2011   11.875   2.25       2    2.25  6 MO LIBOR  12/12/2005
116495859  200,000.00  Purchase  Reduced        250,000.00   1/1/2011   12.375   2.25       2    2.25  6 MO LIBOR  12/30/2005
116469247  172,066.25  Purchase  Reduced        199,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR  12/20/2005
116468991  650,000.00  C/O Refi  Reduced        960,000.00   1/1/2011     12.5   2.25       2    2.25  6 MO LIBOR  12/20/2005
116465023  292,500.00  Purchase  NINA           450,000.00   1/1/2011     12.5   2.25       1    2.25  6 MO LIBOR   12/1/2005
116464735  228,750.00  Purchase  NINA           309,000.00  12/1/2010   12.375   2.25       1    2.25  6 MO LIBOR  11/23/2005
116463342  390,000.00  C/O Refi  NINA           600,000.00   1/1/2011   12.625   2.25       2    2.25  6 MO LIBOR  12/22/2005
116462206  342,000.00  Purchase  Reduced        367,500.00  12/1/2010     12.5   2.25       1    2.25  6 MO LIBOR  11/15/2005
116461478   92,000.00  Purchase  Reduced        118,000.00  12/1/2010   12.625  6.625       2    2.75  6 MO LIBOR  11/23/2005
116454229  331,200.00  C/O Refi  Full           368,000.00   2/1/2011   12.625  2.875       2   2.875  6 MO LIBOR   1/19/2006
116444796  324,900.00  C/O Refi  Reduced        503,000.00   1/1/2011   12.125   2.25       2    2.25  6 MO LIBOR  12/22/2005
116444348  125,900.00  Purchase  Full           158,000.00   1/1/2011    12.75   2.25       1    2.25  6 MO LIBOR   12/1/2005
116443828  185,500.00  C/O Refi  Reduced        235,000.00   2/1/2011   12.125   2.25       2    2.25  6 MO LIBOR    1/5/2006
116442876  208,000.00  C/O Refi  Reduced        260,000.00   1/1/2011   12.875   2.25       2    2.25  6 MO LIBOR  12/29/2005
116428690  358,800.00  Purchase  Reduced        449,000.00  12/1/2010     11.5   2.25       1    2.25  6 MO LIBOR   11/9/2005
116426322  502,394.66  C/O Refi  Alternative    700,000.00   1/1/2011   11.875   2.25       2    2.25  6 MO LIBOR  12/21/2005
116425754  267,200.00  Purchase  NINA           334,000.00  12/1/2010   12.875  3.625       1   3.625  6 MO LIBOR   11/3/2005
116424370  192,000.00  C/O Refi  Reduced        240,000.00  12/1/2010    13.25   7.25       2    2.75  6 MO LIBOR  11/18/2005

LOANID     SERVICER
---------  -----------

116580533  Countrywide
116578077  Countrywide
116574076  Countrywide
116560371  Countrywide
116560315  Countrywide
116560307  Countrywide
116560291  Countrywide
116560275  Countrywide
116560227  Countrywide
116560099  Countrywide
116559899  Countrywide
116559707  Countrywide
116558794  Countrywide
116548225  Countrywide
116547921  Countrywide
116547097  Countrywide
116546529  Countrywide
116516981  Countrywide
116516157  Countrywide
116515701  Countrywide
116513973  Countrywide
116504092  Countrywide
116496699  Countrywide
116495859  Countrywide
116469247  Countrywide
116468991  Countrywide
116465023  Countrywide
116464735  Countrywide
116463342  Countrywide
116462206  Countrywide
116461478  Countrywide
116454229  Countrywide
116444796  Countrywide
116444348  Countrywide
116443828  Countrywide
116442876  Countrywide
116428690  Countrywide
116426322  Countrywide
116425754  Countrywide
116424370  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

116423121  Investor   PUD         360      358     80      7   3/1/2006  5/1/2006   2/1/2036  1,516.67  4/1/2006  260,000.00
116421393  Secondary  PUD         360      356     80  6.875   1/1/2006  5/1/2006  12/1/2035  1,081.67  4/1/2006  188,800.00
116400407  Primary    SFR         360      358     80   6.75   3/1/2006  5/1/2006   2/1/2036  1,800.00  4/1/2006  320,000.00
116399943  Primary    Condo       360      357  79.99  6.875   2/1/2006  4/1/2006   1/1/2036  1,014.64  3/1/2006  177,100.00
116383588  Primary    PUD         360      357     80   7.25   2/1/2006  4/1/2006   1/1/2036  1,595.00  3/1/2006  264,000.00
116369715  Primary    SFR         360      356     80   6.75   1/1/2006  4/1/2006  12/1/2035  1,102.50  3/1/2006  196,000.00
116369515  Primary    SFR         360      356  66.25    6.5   1/1/2006  4/1/2006  12/1/2035  1,435.42  3/1/2006  265,000.00
116369227  Primary    SFR         360      356  62.98      7   1/1/2006  4/1/2006  12/1/2035  2,094.17  3/1/2006  359,000.00
116368483  Primary    SFR         360      356     80   6.75   1/1/2006  4/1/2006  12/1/2035  1,075.50  3/1/2006  191,200.00
116357713  Primary    Condo       360      357     80      7   2/1/2006  5/1/2006   1/1/2036    898.01  4/1/2006  153,944.00
116343343  Investor   Condo       360      357     80    6.5   2/1/2006  4/1/2006   1/1/2036    563.33  3/1/2006  104,000.00
116342255  Primary    Condo       360      356     80    6.5   1/1/2006  6/1/2006  12/1/2035  1,430.00  5/1/2006  264,000.00
116330006  Primary    SFR         360      356  79.04  7.125   1/1/2006  4/1/2006  12/1/2035  2,134.93  3/1/2006  359,650.00
116318028  Primary    SFR         360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036  2,497.92  3/1/2006  436,000.00
116316868  Primary    SFR         360      358     85  5.375   3/1/2006  4/1/2006   2/1/2036  1,880.10  3/1/2006  335,750.00
116307747  Primary    SFR         360      357     80   6.25   2/1/2006  5/1/2006   1/1/2036    645.83  4/1/2006  124,000.00
116306867  Primary    Condo       360      357     80   6.25   2/1/2006  5/1/2006   1/1/2036    760.42  4/1/2006  146,000.00
116297746  Investor   PUD         360      356     80  7.375   1/1/2006  4/1/2006  12/1/2035  1,237.52  3/1/2006  201,360.00
116268838  Primary    Condo       360      357     80   6.75   2/1/2006  5/1/2006   1/1/2036    843.75  4/1/2006  462,400.00
116267854  Primary    Condo       360      357     75  6.375   2/1/2006  5/1/2006   1/1/2036  1,753.13  4/1/2006  330,000.00
116261693  Primary    SFR         360      356  61.32      6   1/1/2006  5/1/2006  12/1/2035       880  4/1/2006  176,000.00
116260997  Secondary  SFR         360      356  79.98  6.875   1/1/2006  4/1/2006  12/1/2035    636.22  3/1/2006  111,050.00
116260605  Investor   PUD         360      354     80      7  11/1/2005  4/1/2006  10/1/2035    438.67  3/1/2006   75,200.00
116256373  Primary    SFR         360      358     90  6.125   3/1/2006  4/1/2006   2/1/2036  3,169.69  3/1/2006  621,000.00
116253132  Secondary  PUD         360      356  79.99  8.125   1/1/2006  4/1/2006  12/1/2035  1,751.61  3/1/2006  258,700.00
116248412  Primary    SFR         360      356     80   6.75   1/1/2006  4/1/2006  12/1/2035  1,395.00  3/1/2006  248,000.00
116245627  Primary    SFR         360      356     80  6.125   1/1/2006  4/1/2006  12/1/2035  1,143.31  3/1/2006  224,000.00
116241987  Investor   SFR         360      357     75    7.5   2/1/2006  4/1/2006   1/1/2036    881.01  3/1/2006  126,000.00
116235226  Primary    PUD         360      356     80  6.125   1/1/2006  4/1/2006  12/1/2035    926.92  3/1/2006  181,600.00
116234882  Primary    SFR         360      357     80   7.75   2/1/2006  4/1/2006   1/1/2036  3,823.33  3/1/2006  592,000.00
116218191  Secondary  Condo       360      358     95  6.875   3/1/2006  4/1/2006   2/1/2036    903.43  3/1/2006  157,690.00
116215023  Primary    SFR         360      357  65.03  6.375   2/1/2006  4/1/2006   1/1/2036  2,470.30  3/1/2006  465,000.00
116213534  Investor   SFR         360      356  25.97   6.75   1/1/2006  4/1/2006  12/1/2035     562.5  3/1/2006  100,000.00
116205357  Secondary  PUD         360      357     90  6.875   2/1/2006  5/1/2006   1/1/2036    727.03  4/1/2006  126,900.00
116204581  Primary    PUD         360      357  94.53    7.5   2/1/2006  4/1/2006   1/1/2036  1,232.81  3/1/2006  197,250.00
116186251  Secondary  PUD         360      356     70  6.875   1/1/2006  4/1/2006  12/1/2035  2,278.20  3/1/2006  397,650.00
116180562  Primary    PUD         360      356     80  6.375   1/1/2006  4/1/2006  12/1/2035  1,793.34  3/1/2006  337,570.00
116179914  Investor   4-Family    360      356  72.41      7   1/1/2006  4/1/2006  12/1/2035  1,224.94  3/1/2006  209,990.00
116179810  Investor   SFR         360      356     80  6.875   1/1/2006  4/1/2006  12/1/2035    971.67  3/1/2006  169,600.00
116174442  Investor   Condo       360      357  79.98   6.25   2/1/2006  5/1/2006   1/1/2036  1,103.91  4/1/2006  211,950.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL      FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ----------  ---------  -------  -----  ------  ------  ----------  ----------

116423121  260,000.00  Purchase  Full         325,000.00   2/1/2011       13   2.25       2    2.25  6 MO LIBOR    1/3/2006
116421393  188,800.00  Purchase  Reduced      236,000.00  12/1/2010   12.875   2.75       2    2.75  6 MO LIBOR  11/28/2005
116400407  320,000.00  C/O Refi  Reduced      400,000.00   2/1/2011    12.75   2.25       2    2.25  6 MO LIBOR   1/11/2006
116399943  177,100.00  Purchase  Reduced      222,000.00   1/1/2011   11.875   2.25       1    2.25  6 MO LIBOR   12/1/2005
116383588  264,000.00  Purchase  SISA         369,500.00   1/1/2011    13.25   2.25       2    2.25  6 MO LIBOR  12/15/2005
116369715  196,000.00  C/O Refi  SISA         245,000.00  12/1/2010    12.75   2.25       2    2.25  6 MO LIBOR   11/8/2005
116369515  265,000.00  C/O Refi  NINA         400,000.00  12/1/2010     12.5   2.25       2    2.25  6 MO LIBOR  11/18/2005
116369227  359,000.00  C/O Refi  NINA         570,000.00  12/1/2010       13   2.25       2    2.25  6 MO LIBOR   11/4/2005
116368483  191,200.00  Purchase  Full         240,000.00  12/1/2010    12.75   2.75       2    2.75  6 MO LIBOR  11/28/2005
116357713  153,944.00  Purchase  Reduced      193,000.00   1/1/2011       13   2.25       2    2.25  6 MO LIBOR   12/6/2005
116343343  104,000.00  Purchase  Alternative  138,000.00   1/1/2011     12.5   2.25       2    2.25  6 MO LIBOR  12/16/2005
116342255  264,000.00  Purchase  Reduced      350,000.00  12/1/2010     11.5   2.25       1    2.25  6 MO LIBOR  11/11/2005
116330006  359,567.82  C/O Refi  Reduced      455,000.00  12/1/2010   12.125   2.25       1    2.25  6 MO LIBOR   11/9/2005
116318028  436,000.00  Purchase  Reduced      545,000.00   1/1/2011   12.875   2.25       2    2.25  6 MO LIBOR  12/16/2005
116316868  334,995.88  C/O Refi  Full         395,000.00   2/1/2011   11.375   2.25       2    2.25  6 MO LIBOR   1/11/2006
116307747  124,000.00  Purchase  Reduced      155,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR  12/12/2005
116306867  146,000.00  Purchase  Reduced      185,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR  12/16/2005
116297746  201,359.98  Purchase  Reduced      265,000.00  12/1/2010   12.375  3.875       1   3.875  6 MO LIBOR  11/18/2005
116268838  150,000.00  Purchase  NINA         578,000.00   1/1/2011    12.75   2.25       2    2.25  6 MO LIBOR  12/14/2005
116267854  330,000.00  C/O Refi  Full         440,000.00   1/1/2011   12.375   2.25       2    2.25  6 MO LIBOR  12/14/2005
116261693  176,000.00  R/T Refi  Reduced      287,000.00  12/1/2010       12   2.25       2    2.25  6 MO LIBOR  11/14/2005
116260997  111,050.00  Purchase  Full         140,000.00  12/1/2010   12.875   2.25       2    2.25  6 MO LIBOR  11/10/2005
116260605   75,200.00  Purchase  Full          94,000.00  10/1/2010       12   2.25       1    2.25  6 MO LIBOR   9/13/2005
116256373  621,000.00  C/O Refi  Alternative  690,000.00   2/1/2011   12.125   2.25       2    2.25  6 MO LIBOR   1/21/2006
116253132  258,700.00  Purchase  Reduced      331,000.00  12/1/2010   13.125   2.25       1    2.25  6 MO LIBOR   11/9/2005
116248412  248,000.00  Purchase  Reduced      310,000.00  12/1/2010    12.75   2.25       2    2.25  6 MO LIBOR   11/4/2005
116245627  223,994.53  Purchase  Reduced      280,000.00  12/1/2010   12.125   2.25       2    2.25  6 MO LIBOR  11/17/2005
116241987  125,717.72  C/O Refi  Reduced      168,000.00   1/1/2011     13.5   2.25       2    2.25  6 MO LIBOR  12/16/2005
116235226  181,600.00  R/T Refi  Reduced      227,000.00  12/1/2010   12.125   2.25       2    2.25  6 MO LIBOR  11/18/2005
116234882  592,000.00  C/O Refi  Reduced      740,000.00   1/1/2011    13.75   2.75       2    2.75  6 MO LIBOR  12/20/2005
116218191  157,690.00  Purchase  Full         168,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/10/2006
116215023  464,998.53  C/O Refi  Reduced      715,000.00   1/1/2011   12.375   2.25       2    2.25  6 MO LIBOR  12/10/2005
116213534  100,000.00  C/O Refi  NINA         385,000.00  12/1/2010    11.75   2.25       1    2.25  6 MO LIBOR  11/28/2005
116205357  126,900.00  Purchase  SISA         141,000.00   1/1/2011   12.875   2.25       2    2.25  6 MO LIBOR  12/21/2005
116204581  197,250.00  Purchase  NINA         298,000.00   1/1/2011     13.5   2.25       2    2.25  6 MO LIBOR  12/21/2005
116186251  397,650.00  Purchase  NINA         569,000.00  12/1/2010   11.875   2.25       1    2.25  6 MO LIBOR  11/10/2005
116180562  337,570.00  Purchase  Full         425,000.00  12/1/2010   12.375      4       2       4  6 MO LIBOR  11/14/2005
116179914  209,990.00  C/O Refi  SISA         290,000.00  12/1/2010       13      7       2    2.75  6 MO LIBOR  11/18/2005
116179810  169,600.00  Purchase  Reduced      216,000.00  12/1/2010   12.875  6.875       2    2.75  6 MO LIBOR   11/3/2005
116174442  211,950.00  Purchase  Reduced      265,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR  12/13/2005

LOANID     SERVICER
---------  -----------

116423121  Countrywide
116421393  Countrywide
116400407  Countrywide
116399943  Countrywide
116383588  Countrywide
116369715  Countrywide
116369515  Countrywide
116369227  Countrywide
116368483  Countrywide
116357713  Countrywide
116343343  Countrywide
116342255  Countrywide
116330006  Countrywide
116318028  Countrywide
116316868  Countrywide
116307747  Countrywide
116306867  Countrywide
116297746  Countrywide
116268838  Countrywide
116267854  Countrywide
116261693  Countrywide
116260997  Countrywide
116260605  Countrywide
116256373  Countrywide
116253132  Countrywide
116248412  Countrywide
116245627  Countrywide
116241987  Countrywide
116235226  Countrywide
116234882  Countrywide
116218191  Countrywide
116215023  Countrywide
116213534  Countrywide
116205357  Countrywide
116204581  Countrywide
116186251  Countrywide
116180562  Countrywide
116179914  Countrywide
116179810  Countrywide
116174442  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

116173937  Investor   SFR         360      355     80   8.75  12/1/2005  4/1/2006  11/1/2035  1,545.83  3/1/2006  212,000.00
116173857  Primary    SFR         360      356  77.82  7.375   1/1/2006  4/1/2006  12/1/2035  1,478.04  3/1/2006  214,000.00
116173785  Primary    SFR         360      356  77.51   6.75   1/1/2006  5/1/2006  12/1/2035       981  4/1/2006  174,400.00
116173017  Primary    PUD         360      356     70    6.5   1/1/2006  5/1/2006  12/1/2035  1,251.25  4/1/2006  231,000.00
116165128  Primary    PUD         360      355  49.73      7  12/1/2005  4/1/2006  11/1/2035  4,351.67  3/1/2006  746,000.00
116140333  Primary    SFR         360      357  79.82   6.75   2/1/2006  4/1/2006   1/1/2036    493.88  3/1/2006   87,800.00
116134845  Investor   PUD         360      357     90    6.5   2/1/2006  4/1/2006   1/1/2036  1,242.64  3/1/2006  229,410.00
116132316  Primary    PUD         360      357     80   7.25   2/1/2006  4/1/2006   1/1/2036  1,691.67  3/1/2006  280,000.00
116125851  Primary    PUD         360      357     75  6.625   2/1/2006  4/1/2006   1/1/2036    741.17  3/1/2006  134,250.00
116110850  Investor   PUD         360      356     80    7.5   1/1/2006  4/1/2006  12/1/2035  1,915.00  3/1/2006  306,400.00
116097768  Primary    SFR         360      356     80    6.5   1/1/2006  4/1/2006  12/1/2035  1,079.00  3/1/2006  199,200.00
116086743  Primary    PUD         360      357   72.6   6.25   2/1/2006  4/1/2006   1/1/2036  2,325.52  3/1/2006  446,500.00
116056731  Primary    Condo       360      357     70   5.75   2/1/2006  4/1/2006   1/1/2036  1,492.60  3/1/2006  311,500.00
116054034  Primary    Condo       360      356  79.93    7.5   1/1/2006  4/1/2006  12/1/2035    674.38  3/1/2006  107,900.00
116035872  Primary    4-Family    360      358     75  7.875   3/1/2006  4/1/2006   2/1/2036  6,152.34  3/1/2006  937,500.00
116025751  Primary    PUD         360      357     80  7.125   2/1/2006  5/1/2006   1/1/2036  1,662.50  4/1/2006  280,000.00
115989178  Primary    SFR         360      357     80   6.75   2/1/2006  5/1/2006   1/1/2036  2,486.25  4/1/2006  442,000.00
115968752  Investor   SFR         360      358     90   7.25   3/1/2006  4/1/2006   2/1/2036  1,749.79  3/1/2006  256,500.00
115963639  Primary    Condo       360      358  58.26    5.5   3/1/2006  4/1/2006   2/1/2036  1,260.42  3/1/2006  275,000.00
115947005  Investor   SFR         360      357   78.1  6.625   2/1/2006  4/1/2006   1/1/2036  1,427.14  3/1/2006  258,500.00
115938996  Primary    Condo       360      358  94.99  6.875   3/1/2006  4/1/2006   2/1/2036  1,411.67  3/1/2006  246,400.00
115933739  Primary    Condo       360      357     75  5.875   2/1/2006  4/1/2006   1/1/2036  1,101.56  3/1/2006  225,000.00
115921858  Investor   Condo       360      357     80  7.625   2/1/2006  4/1/2006   1/1/2036  2,922.92  3/1/2006  460,000.00
115885941  Primary    SFR         360      357     65   6.25   2/1/2006  4/1/2006   1/1/2036  1,811.20  3/1/2006  347,750.00
115880653  Primary    SFR         360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036  4,694.26  3/1/2006  920,000.00
115859538  Primary    Condo       360      357     80    6.5   2/1/2006  4/1/2006   1/1/2036  1,568.67  3/1/2006  289,600.00
115856090  Primary    PUD         360      357     80  5.875   2/1/2006  4/1/2006   1/1/2036  1,449.17  3/1/2006  296,000.00
115843992  Primary    PUD         360      356     80      7   1/1/2006  4/1/2006  12/1/2035  1,325.63  3/1/2006  227,250.00
115839784  Primary    PUD         360      357     80   6.25   2/1/2006  5/1/2006   1/1/2036  1,366.67  4/1/2006  262,400.00
115828694  Primary    SFR         360      357  69.57  6.875   2/1/2006  5/1/2006   1/1/2036  2,291.67  4/1/2006  400,000.00
115823294  Primary    PUD         360      357     90    6.5   2/1/2006  4/1/2006   1/1/2036  1,096.88  3/1/2006  202,500.00
115818773  Investor   2-Family    360      357     70   7.25   2/1/2006  4/1/2006   1/1/2036    668.54  3/1/2006   98,000.00
115817357  Investor   SFR         360      357     90      7   2/1/2006  5/1/2006   1/1/2036    212.63  4/1/2006   36,450.00
115815421  Primary    SFR         360      356  49.18   6.25   1/1/2006  5/1/2006  12/1/2035  1,562.50  4/1/2006  300,000.00
115813652  Investor   SFR         360      357     70   7.25   2/1/2006  4/1/2006   1/1/2036    654.21  3/1/2006   95,900.00
115811636  Secondary  PUD         360      358     95  6.375   3/1/2006  5/1/2006   2/1/2036  1,514.06  4/1/2006  285,000.00
115805267  Investor   SFR         360      356     80   6.75   1/1/2006  4/1/2006  12/1/2035  1,660.50  3/1/2006  295,200.00
115800371  Primary    PUD         360      357  69.15   6.25   2/1/2006  4/1/2006   1/1/2036  3,385.42  3/1/2006  650,000.00
115792338  Primary    SFR         360      357     80   6.75   2/1/2006  4/1/2006   1/1/2036  3,058.97  3/1/2006  471,628.00
115742843  Investor   SFR         360      355  56.21   6.25  12/1/2005  4/1/2006  11/1/2035    819.79  3/1/2006  157,400.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL        FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ------------  ---------  -------  -----  ------  ------  ----------  ----------

116173937  212,000.00  Purchase  Reduced        312,000.00  11/1/2010    14.75   8.75       2    2.75  6 MO LIBOR  10/26/2005
116173857  213,342.65  R/T Refi  NINA           275,000.00  12/1/2010   13.375   2.75       2    2.75  6 MO LIBOR   11/7/2005
116173785  174,400.00  C/O Refi  Reduced        225,000.00  12/1/2010    12.75   2.25       2    2.25  6 MO LIBOR  11/22/2005
116173017  231,000.00  Purchase  Full           330,000.00  12/1/2010     12.5    6.5       2    2.75  6 MO LIBOR  11/16/2005
116165128  746,000.00  C/O Refi  Reduced      1,500,000.00  11/1/2010       13      7       2    2.75  6 MO LIBOR  10/20/2005
116140333   87,800.00  R/T Refi  Alternative    110,000.00   1/1/2011    12.75   2.25       2    2.25  6 MO LIBOR  12/23/2005
116134845  229,410.00  Purchase  Full           255,000.00   1/1/2011     12.5   2.25       2    2.25  6 MO LIBOR  12/27/2005
116132316  280,000.00  C/O Refi  SISA           350,000.00   1/1/2011    13.25   2.25       2    2.25  6 MO LIBOR  12/16/2005
116125851  134,250.00  Purchase  NINA           180,000.00   1/1/2011   12.625   2.25       2    2.25  6 MO LIBOR  12/15/2005
116110850  306,400.00  C/O Refi  Reduced        383,000.00  12/1/2010     13.5    3.5       1     3.5  6 MO LIBOR  11/16/2005
116097768  199,200.00  Purchase  Reduced        250,000.00  12/1/2010     12.5   2.25       2    2.25  6 MO LIBOR  11/10/2005
116086743  446,500.00  C/O Refi  Reduced        615,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   12/6/2005
116056731  311,500.00  C/O Refi  SISA           445,000.00   1/1/2011    10.75   2.25       1    2.25  6 MO LIBOR   12/8/2005
116054034  107,900.00  Purchase  NINA           135,000.00  12/1/2010     12.5   2.75       1    2.75  6 MO LIBOR  11/16/2005
116035872  937,500.00  Purchase  Reduced      1,250,000.00   2/1/2011   13.875   2.25       2    2.25  6 MO LIBOR   1/27/2006
116025751  280,000.00  C/O Refi  Reduced        350,000.00   1/1/2011   13.125   2.25       2    2.25  6 MO LIBOR   12/7/2005
115989178  442,000.00  Purchase  Reduced        555,000.00   1/1/2011    12.75   2.25       2    2.25  6 MO LIBOR  12/19/2005
115968752  256,098.59  Purchase  Full           285,000.00   2/1/2011    13.25   2.25       2    2.25  6 MO LIBOR   1/11/2006
115963639  275,000.00  Purchase  SISA           472,500.00   2/1/2011     11.5   2.25       2    2.25  6 MO LIBOR    1/4/2006
115947005  258,500.00  R/T Refi  Reduced        331,000.00   1/1/2011   12.625   2.25       2    2.25  6 MO LIBOR  12/30/2005
115938996  246,400.00  Purchase  Full           260,000.00   2/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   1/19/2006
115933739  225,000.00  C/O Refi  Full           300,000.00   1/1/2011   11.875  5.875       2    2.25  6 MO LIBOR   12/7/2005
115921858  460,000.00  Purchase  Reduced        575,000.00   1/1/2011   13.625   2.25       2    2.25  6 MO LIBOR   12/5/2005
115885941  347,750.00  R/T Refi  Reduced        535,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   12/8/2005
115880653  919,690.42  C/O Refi  Alternative  1,150,000.00   1/1/2011   12.125   2.25       2    2.25  6 MO LIBOR  12/16/2005
115859538  289,600.00  Purchase  Reduced        362,000.00   1/1/2011     12.5   2.25       2    2.25  6 MO LIBOR  12/23/2005
115856090  296,000.00  C/O Refi  Alternative    370,000.00   1/1/2011   11.875   2.25       2    2.25  6 MO LIBOR   12/2/2005
115843992  227,250.00  Purchase  NINA           293,000.00  12/1/2010       12   2.75       1    2.75  6 MO LIBOR   11/4/2005
115839784  262,400.00  C/O Refi  Full           328,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   12/7/2005
115828694  400,000.00  C/O Refi  Reduced        575,000.00   1/1/2011   12.875   2.25       2    2.25  6 MO LIBOR  11/29/2005
115823294  202,500.00  R/T Refi  Reduced        225,000.00   1/1/2011     12.5   2.25       2    2.25  6 MO LIBOR  12/22/2005
115818773   97,769.24  C/O Refi  Reduced        140,000.00   1/1/2011    13.25   2.25       2    2.25  6 MO LIBOR   12/8/2005
115817357   36,450.00  Purchase  Full            45,000.00   1/1/2011       13   2.25       2    2.25  6 MO LIBOR    1/6/2006
115815421  300,000.00  C/O Refi  Reduced        610,000.00  12/1/2010    12.25   2.25       2    2.25  6 MO LIBOR  11/30/2005
115813652   95,674.20  C/O Refi  Reduced        137,000.00   1/1/2011    13.25   2.25       2    2.25  6 MO LIBOR   12/8/2005
115811636  285,000.00  R/T Refi  Full           300,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR    1/4/2006
115805267  295,200.00  Purchase  Full           375,000.00  12/1/2010    12.75   2.25       2    2.25  6 MO LIBOR   11/4/2005
115800371  650,000.00  Purchase  Alternative    972,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR  12/22/2005
115792338  470,402.95  Purchase  Full           590,000.00   1/1/2011    12.75   2.25       2    2.25  6 MO LIBOR  12/16/2005
115742843  157,400.00  C/O Refi  NINA           280,000.00  11/1/2010    12.25   2.25       2    2.25  6 MO LIBOR  10/14/2005

LOANID     SERVICER
---------  -----------

116173937  Countrywide
116173857  Countrywide
116173785  Countrywide
116173017  Countrywide
116165128  Countrywide
116140333  Countrywide
116134845  Countrywide
116132316  Countrywide
116125851  Countrywide
116110850  Countrywide
116097768  Countrywide
116086743  Countrywide
116056731  Countrywide
116054034  Countrywide
116035872  Countrywide
116025751  Countrywide
115989178  Countrywide
115968752  Countrywide
115963639  Countrywide
115947005  Countrywide
115938996  Countrywide
115933739  Countrywide
115921858  Countrywide
115885941  Countrywide
115880653  Countrywide
115859538  Countrywide
115856090  Countrywide
115843992  Countrywide
115839784  Countrywide
115828694  Countrywide
115823294  Countrywide
115818773  Countrywide
115817357  Countrywide
115815421  Countrywide
115813652  Countrywide
115811636  Countrywide
115805267  Countrywide
115800371  Countrywide
115792338  Countrywide
115742843  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

115739707  Investor   SFR         360      357     80  6.875   2/1/2006  5/1/2006   1/1/2036  1,718.75  4/1/2006  300,000.00
115736659  Primary    SFR         360      357     80      7   2/1/2006  4/1/2006   1/1/2036  1,092.00  3/1/2006  187,200.00
115690997  Primary    PUD         360      355  79.43      6  12/1/2005  4/1/2006  11/1/2035  1,120.00  3/1/2006  224,000.00
115689805  Primary    SFR         360      357  79.25   6.25   2/1/2006  5/1/2006   1/1/2036       875  4/1/2006  168,000.00
115688877  Primary    SFR         360      356     75    6.5   1/1/2006  4/1/2006  12/1/2035  1,442.18  3/1/2006  266,250.00
115678939  Primary    Condo       360      357     80      7   2/1/2006  5/1/2006   1/1/2036     564.2  4/1/2006   96,720.00
115673283  Primary    SFR         360      357  89.22  6.625   2/1/2006  4/1/2006   1/1/2036  1,056.90  3/1/2006  165,060.00
115668394  Primary    SFR         360      357     80   6.75   2/1/2006  5/1/2006   1/1/2036  1,980.00  4/1/2006  352,000.00
115657817  Investor   Condo       360      357     80    7.5   2/1/2006  5/1/2006   1/1/2036       942  4/1/2006  150,720.00
115653280  Primary    SFR         360      357  73.74   6.25   2/1/2006  4/1/2006   1/1/2036  1,901.04  3/1/2006  365,000.00
115651208  Primary    SFR         360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036  1,817.08  3/1/2006  356,000.00
115630117  Investor   SFR         360      355     75   6.75  12/1/2005  4/1/2006  11/1/2035    873.34  3/1/2006  155,261.00
107372572  Secondary  Condo       360      356     80   6.25   1/1/2006  4/1/2006  12/1/2035  1,442.93  3/1/2006  277,360.00
107369052  Primary    PUD         360      357     65   6.75   2/1/2006  4/1/2006   1/1/2036  1,517.34  3/1/2006  269,750.00
107311485  Secondary  Condo       360      358  78.95    6.5   3/1/2006  4/1/2006   2/1/2036  1,945.67  3/1/2006  359,200.00
107286714  Primary    SFR         360      359  94.97    7.5   4/1/2006  5/1/2006   3/1/2036  1,255.09  4/1/2006  179,500.00
107260414  Primary    SFR         360      357  79.99  6.375   2/1/2006  4/1/2006   1/1/2036  2,366.19  3/1/2006  445,400.00
107215761  Investor   SFR         360      357  74.54   6.75   2/1/2006  4/1/2006   1/1/2036  1,136.25  3/1/2006  202,000.00
107188133  Primary    SFR         360      355     65   6.25  12/1/2005  4/1/2006  11/1/2035  2,201.19  3/1/2006  357,500.00
107173275  Secondary  PUD         360      357  79.99   6.25   2/1/2006  4/1/2006   1/1/2036  1,094.92  3/1/2006  210,250.00
107170419  Primary    SFR         360      356  79.78  6.875   1/1/2006  4/1/2006  12/1/2035  2,079.69  3/1/2006  363,000.00
107168779  Primary    SFR         360      357     80      7   2/1/2006  4/1/2006   1/1/2036  2,566.67  3/1/2006  440,000.00
107168275  Primary    Condo       360      357  79.98  6.875   2/1/2006  4/1/2006   1/1/2036  1,884.84  3/1/2006  329,000.00
107162562  Primary    Condo       360      356     80   6.75   1/1/2006  4/1/2006  12/1/2035       990  3/1/2006  176,000.00
107117724  Primary    Condo       360      356  76.19    6.5   1/1/2006  5/1/2006  12/1/2035  1,300.00  4/1/2006  240,000.00
107092209  Primary    Condo       360      357     80      6   2/1/2006  5/1/2006   1/1/2036  1,007.15  4/1/2006  201,600.00
107087961  Primary    PUD         360      357  86.07    6.5   2/1/2006  4/1/2006   1/1/2036  1,421.88  3/1/2006  262,500.00
107070575  Primary    SFR         360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  1,370.83  3/1/2006  263,200.00
107058989  Secondary  Condo       360      356     80  6.375   1/1/2006  5/1/2006  12/1/2035    798.58  4/1/2006  150,320.00
107052732  Investor   Condo       360      357     80   7.25   2/1/2006  5/1/2006   1/1/2036    869.25  4/1/2006  144,000.00
107047572  Primary    SFR         360      356     80  6.625   1/1/2006  4/1/2006  12/1/2035  2,115.58  3/1/2006  383,200.00
107047364  Primary    SFR         360      356  63.62    6.5   1/1/2006  4/1/2006  12/1/2035  4,479.58  3/1/2006  827,000.00
107047076  Primary    PUD         360      357  77.38  5.875   2/1/2006  4/1/2006   1/1/2036  2,185.45  3/1/2006  446,500.00
107042163  Investor   Condo       360      358     80  6.625   3/1/2006  4/1/2006   2/1/2036    867.43  3/1/2006  157,120.00
107035178  Primary    PUD         360      356  77.39  6.625   1/1/2006  5/1/2006  12/1/2035    982.71  4/1/2006  178,000.00
107030130  Investor   Condo       360      357     80  6.625   2/1/2006  4/1/2006   1/1/2036    867.43  3/1/2006  157,120.00
106997469  Primary    SFR         360      353     80  6.625  10/1/2005  4/1/2006   9/1/2035  1,152.56  3/1/2006  180,000.00
106997125  Primary    SFR         360      353     80  6.625  10/1/2005  4/1/2006   9/1/2035  1,002.30  3/1/2006  181,600.00
106966412  Primary    PUD         360      353  79.99      6  10/1/2005  5/1/2006   9/1/2035  1,251.97  4/1/2006  250,400.00
106938041  Primary    SFR         360      356     80  6.125   1/1/2006  4/1/2006  12/1/2035  1,008.18  3/1/2006  197,520.00

LOANID     COBAL       PURPOSE   DOC          OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -----------  ------------  ---------  -------  -----  ------  ------  ----------  ----------

115739707  300,000.00  Purchase  Reduced        384,000.00   1/1/2011   12.875   2.25       2    2.25  6 MO LIBOR   12/7/2005
115736659  187,200.00  C/O Refi  SISA           234,000.00   1/1/2011       13   2.25       2    2.25  6 MO LIBOR   12/7/2005
115690997  224,000.00  C/O Refi  Reduced        282,000.00  11/1/2010       12   2.75       2    2.75  6 MO LIBOR  10/20/2005
115689805  168,000.00  R/T Refi  Full           212,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   12/9/2005
115688877  266,247.80  C/O Refi  SISA           355,000.00  12/1/2010     12.5   2.25       2    2.25  6 MO LIBOR  11/23/2005
115678939   96,720.00  Purchase  Alternative    150,000.00   1/1/2011       13   2.25       2    2.25  6 MO LIBOR  12/28/2005
115673283  164,620.69  C/O Refi  NINA           185,000.00   1/1/2011   12.625   2.25       2    2.25  6 MO LIBOR  12/13/2005
115668394  352,000.00  Purchase  Reduced        440,000.00   1/1/2011    12.75   2.25       2    2.25  6 MO LIBOR   12/9/2005
115657817  150,720.00  Purchase  Reduced        223,000.00   1/1/2011     13.5   2.25       2    2.25  6 MO LIBOR  12/19/2005
115653280  365,000.00  C/O Refi  SISA           495,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   12/5/2005
115651208  356,000.00  Purchase  Reduced        445,000.00   1/1/2011   12.125   2.25       2    2.25  6 MO LIBOR  11/30/2005
115630117  155,261.00  Purchase  Reduced        210,000.00  11/1/2010    12.75   2.25       2    2.25  6 MO LIBOR  10/31/2005
107372572  277,043.42  Purchase  Reduced        350,000.00  12/1/2010    12.25   2.25       2    2.25  6 MO LIBOR  11/17/2005
107369052  269,750.00  C/O Refi  Reduced        415,000.00   1/1/2011    11.75   2.25       1    2.25  6 MO LIBOR  11/30/2005
107311485  359,200.00  Purchase  Reduced        460,000.00   2/1/2011     12.5   2.25       2    2.25  6 MO LIBOR    1/4/2006
107286714  179,366.79  Purchase  Reduced        220,000.00   3/1/2011     13.5   2.25       2    2.25  6 MO LIBOR    2/9/2006
107260414  445,400.00  Purchase  Reduced        557,000.00   1/1/2011   12.375   2.25       2    2.25  6 MO LIBOR  11/30/2005
107215761  202,000.00  C/O Refi  Full           271,000.00   1/1/2011    12.75   2.25       2    2.25  6 MO LIBOR  12/12/2005
107188133  355,786.19  C/O Refi  SISA           550,000.00  11/1/2010    12.25   2.25       2    2.25  6 MO LIBOR  10/31/2005
107173275  210,224.23  Purchase  Reduced        265,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR  12/15/2005
107170419  363,000.00  R/T Refi  Reduced        455,000.00  12/1/2010   12.875   2.25       2    2.25  6 MO LIBOR  11/23/2005
107168779  440,000.00  R/T Refi  SISA           550,000.00   1/1/2011       13   2.25       2    2.25  6 MO LIBOR  12/16/2005
107168275  328,989.77  Purchase  Reduced        414,000.00   1/1/2011   12.875   2.25       2    2.25  6 MO LIBOR  12/15/2005
107162562  176,000.00  Purchase  Reduced        220,000.00  12/1/2010    12.75   2.25       2    2.25  6 MO LIBOR   12/1/2005
107117724  240,000.00  R/T Refi  Reduced        315,000.00  12/1/2010     12.5   2.25       2    2.25  6 MO LIBOR  11/23/2005
107092209  201,380.35  Purchase  Reduced        252,000.00   1/1/2011       12   2.25       2    2.25  6 MO LIBOR  11/30/2005
107087961  262,500.00  C/O Refi  Alternative    305,000.00   1/1/2011     12.5   2.25       2    2.25  6 MO LIBOR   12/6/2005
107070575  263,200.00  Purchase  Reduced        330,000.00   2/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   1/30/2006
107058989  150,320.00  Purchase  Full           187,900.00  12/1/2010   12.375   2.25       2    2.25  6 MO LIBOR  11/10/2005
107052732  143,876.22  Purchase  Reduced        187,000.00   1/1/2011    13.25   2.25       2    2.25  6 MO LIBOR   12/7/2005
107047572  383,200.00  Purchase  Reduced        480,000.00  12/1/2010   12.625   2.25       2    2.25  6 MO LIBOR  11/14/2005
107047364  826,998.74  R/T Refi  Reduced      1,300,000.00  12/1/2010     12.5   2.25       2    2.25  6 MO LIBOR  11/22/2005
107047076  446,390.70  R/T Refi  Full           577,000.00   1/1/2011   11.875   2.25       2    2.25  6 MO LIBOR  12/30/2005
107042163  157,120.00  Purchase  Reduced        197,000.00   2/1/2011   12.625   2.25       2    2.25  6 MO LIBOR   1/11/2006
107035178  178,000.00  C/O Refi  Full           230,000.00  12/1/2010   12.625   2.25       2    2.25  6 MO LIBOR  11/22/2005
107030130  157,120.00  Purchase  Reduced        196,400.00   1/1/2011   12.625   2.25       2    2.25  6 MO LIBOR  12/19/2005
106997469  178,869.75  Purchase  Reduced        225,000.00   9/1/2010   12.625  3.125       2   3.125  6 MO LIBOR   8/31/2005
106997125  181,549.27  Purchase  Reduced        227,000.00   9/1/2010   12.625   2.75       2    2.75  6 MO LIBOR   8/26/2005
106966412  250,393.48  Purchase  NINA           314,000.00   9/1/2010       11   2.25       1    2.25  6 MO LIBOR    8/9/2005
106938041  197,520.00  Purchase  Alternative    248,000.00  12/1/2010   12.125   2.25       2    2.25  6 MO LIBOR  11/30/2005

LOANID     SERVICER
---------  -----------

115739707  Countrywide
115736659  Countrywide
115690997  Countrywide
115689805  Countrywide
115688877  Countrywide
115678939  Countrywide
115673283  Countrywide
115668394  Countrywide
115657817  Countrywide
115653280  Countrywide
115651208  Countrywide
115630117  Countrywide
107372572  Countrywide
107369052  Countrywide
107311485  Countrywide
107286714  Countrywide
107260414  Countrywide
107215761  Countrywide
107188133  Countrywide
107173275  Countrywide
107170419  Countrywide
107168779  Countrywide
107168275  Countrywide
107162562  Countrywide
107117724  Countrywide
107092209  Countrywide
107087961  Countrywide
107070575  Countrywide
107058989  Countrywide
107052732  Countrywide
107047572  Countrywide
107047364  Countrywide
107047076  Countrywide
107042163  Countrywide
107035178  Countrywide
107030130  Countrywide
106997469  Countrywide
106997125  Countrywide
106966412  Countrywide
106938041  Countrywide

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

106909317  Primary    SFR         360      357     80  5.875   2/1/2006  4/1/2006   1/1/2036  1,919.17  3/1/2006  392,000.00
106905325  Secondary  Condo       360      355     80   6.25  12/1/2005  5/1/2006  11/1/2035    747.92  4/1/2006  143,600.00
106797383  Primary    PUD         360      356     80   5.75   1/1/2006  4/1/2006  12/1/2035  2,069.62  3/1/2006  431,920.00
106791246  Primary    SFR         360      357  42.81   6.75   2/1/2006  4/1/2006   1/1/2036  3,515.63  3/1/2006  625,000.00
106734279  Primary    2-Family    360      357     80      7   2/1/2006  5/1/2006   1/1/2036  2,426.67  4/1/2006  416,000.00
106546511  Primary    Condo       360      356     80    6.5   1/1/2006  4/1/2006  12/1/2035     830.7  3/1/2006  153,360.00
106455236  Primary    SFR         360      358     80  6.375   3/1/2006  4/1/2006   2/1/2036  1,666.85  3/1/2006  313,760.00
105985289  Primary    SFR         360      357     80   6.25   2/1/2006  4/1/2006   1/1/2036  2,791.66  3/1/2006  536,000.00
105870138  Primary    PUD         360      354  79.99  5.875  11/1/2005  4/1/2006  10/1/2035  2,338.49  3/1/2006  477,650.00
105708934  Primary    SFR         360      356     80  6.375   1/1/2006  4/1/2006  12/1/2035  2,720.00  3/1/2006  512,000.00
126968687  Primary    Condo       360      359     80  6.875   4/1/2006  4/1/2006   3/1/2036  4,578.75  4/1/2006  799,200.00
 88699848  Primary    2-Family    360      359     80  6.875   4/1/2006  5/1/2006   3/1/2036  2,956.25  4/1/2006  516,000.00
 88743182  Primary    SFR         360      359  72.22      7   4/1/2006  5/1/2006   3/1/2036  4,324.47  4/1/2006  650,000.00
 88825658  Primary    PUD         360      359     80   6.75   4/1/2006  6/1/2006   3/1/2036  2,992.50  5/1/2006  532,000.00
 88839642  Primary    SFR         360      359     80    6.5   4/1/2006  5/1/2006   3/1/2036  1,469.00  4/1/2006  271,200.00
 88856950  Primary    SFR         360      359     80    6.5   4/1/2006  5/1/2006   3/1/2036  2,010.67  4/1/2006  371,200.00
 88865399  Primary    Condo       360      359     80  6.375   4/1/2006  6/1/2006   3/1/2036  1,725.50  5/1/2006  324,800.00
 88868443  Primary    SFR         360      359     80  6.875   4/1/2006  5/1/2006   3/1/2036  1,718.75  4/1/2006  300,000.00
 88871256  Investor   Condo       360      359     80      7   4/1/2006  6/1/2006   3/1/2036  1,470.00  5/1/2006  252,000.00
 88881727  Primary    PUD         360      359     80      6   4/1/2006  5/1/2006   3/1/2036  2,840.00  4/1/2006  568,000.00
 88885439  Investor   SFR         360      359   63.1   6.75   4/1/2006  5/1/2006   3/1/2036       756  4/1/2006  134,400.00
 88887195  Primary    SFR         360      359   38.2   7.25   4/1/2006  5/1/2006   3/1/2036  1,153.96  4/1/2006  191,000.00
 88888227  Primary    Condo       360      359     80   6.75   4/1/2006  5/1/2006   3/1/2036  3,528.38  4/1/2006  544,000.00
 88888524  Investor   SFR         360      359   63.1   6.75   4/1/2006  5/1/2006   3/1/2036       756  4/1/2006  134,400.00
 88889449  Investor   SFR         360      359   63.1   6.75   4/1/2006  5/1/2006   3/1/2036       756  4/1/2006  134,400.00
 88897517  Primary    Condo       360      358  78.07  6.875   3/1/2006  5/1/2006   2/1/2036  2,406.25  4/1/2006  420,000.00
 88899307  Primary    PUD         360      359     80  6.375   4/1/2006  6/1/2006   3/1/2036  3,348.74  5/1/2006  630,350.00
 88915384  Primary    Condo       360      359     80   6.75   4/1/2006  6/1/2006   3/1/2036  1,080.00  5/1/2006  192,000.00
 88915491  Primary    SFR         360      359     80    6.5   4/1/2006  5/1/2006   3/1/2036  2,764.67  4/1/2006  510,400.00
 88922919  Primary    SFR         360      359  76.03   6.25   4/1/2006  5/1/2006   3/1/2036  2,791.67  4/1/2006  536,000.00
 88925920  Primary    SFR         360      359     80    6.5   4/1/2006  5/1/2006   3/1/2036  2,253.34  4/1/2006  416,000.00
 88969746  Primary    SFR         360      359  69.89   6.75   4/1/2006  5/1/2006   3/1/2036  3,656.25  4/1/2006  650,000.00
 88984521  Primary    Condo       360      359     80  6.375   4/1/2006  5/1/2006   3/1/2036    924.38  4/1/2006  174,000.00
202787461  Primary    PUD         360      359     80    6.5   4/1/2006  6/1/2006   3/1/2036    801.67  5/1/2006  148,000.00
202794582  Primary    PUD         360      359     80  7.125   4/1/2006  6/1/2006   3/1/2036  1,805.00  5/1/2006  304,000.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -------------  ------------  ---------  -------  -----  ------  ------  ----------  ----------

106909317  392,000.00  C/O Refi  Full             490,000.00   1/1/2011   11.875   2.25       2    2.25  6 MO LIBOR  12/15/2005
106905325  143,600.00  Purchase  Reduced          179,500.00  11/1/2010    11.25   2.25       1    2.25  6 MO LIBOR   10/3/2005
106797383  431,920.00  Purchase  Full             539,900.00  12/1/2010    11.75   2.25       2    2.25  6 MO LIBOR  11/29/2005
106791246  625,000.00  C/O Refi  NINA           1,460,000.00   1/1/2011    12.75   2.25       2    2.25  6 MO LIBOR   12/1/2005
106734279  416,000.00  Purchase  Reduced          520,000.00   1/1/2011       13   2.25       2    2.25  6 MO LIBOR  12/14/2005
106546511  153,360.00  Purchase  Full             205,000.00  12/1/2010     12.5   2.25       2    2.25  6 MO LIBOR  11/18/2005
106455236  313,760.00  Purchase  Reduced          410,000.00   2/1/2011   12.375   2.25       2    2.25  6 MO LIBOR    1/6/2006
105985289  535,999.34  Purchase  Reduced          670,000.00   1/1/2011    12.25   2.25       2    2.25  6 MO LIBOR   12/7/2005
105870138  477,649.99  Purchase  Reduced          615,000.00  10/1/2010   11.875  3.375       2   3.375  6 MO LIBOR   9/13/2005
105708934  512,000.00  Purchase  Reduced          640,000.00  12/1/2010   11.375   2.25       1    2.25  6 MO LIBOR   11/4/2005
126968687  799,200.00  Purchase  Full           1,005,000.00   3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR  2/28/2006
 88699848  515,729.87  Purchase  Stated Income    645,000.00   3/1/2008   12.875    2.5       1     2.5  6 MO LIBOR    2/3/2006
 88743182  649,467.20  Purchase  Stated Income    900,000.00   3/1/2016       12   2.25       1    2.25  6 MO LIBOR   2/13/2006
 88825658  531,594.99  C/O Refi  Stated Income    665,000.00   3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR    2/2/2006
 88839642  271,200.00  Purchase  Stated Income    340,000.00   3/1/2009     12.5   2.25       1    2.25  6 MO LIBOR    2/2/2006
 88856950  371,200.00  Purchase  Stated Income    464,000.00   3/1/2009     12.5   2.25       1    2.25  6 MO LIBOR    2/1/2006
 88865399  324,800.00  Purchase  Stated Income    406,000.00   3/1/2011   11.375   2.25       1    2.25  6 MO LIBOR    2/9/2006
 88868443  300,000.00  Purchase  Stated Income    375,000.00   3/1/2009   12.875   2.25       1    2.25  6 MO LIBOR   2/10/2006
 88871256  252,000.00  Purchase  Full             350,000.00   3/1/2009       13   2.25       1    2.25  6 MO LIBOR    2/1/2006
 88881727  568,000.00  R/T Refi  Stated Income    710,000.00   3/1/2009       12   2.25       1    2.25  6 MO LIBOR    2/9/2006
 88885439  134,139.75  R/T Refi  Full             213,000.00   3/1/2011    11.75   2.25       1    2.25  6 MO LIBOR    2/6/2006
 88887195  191,000.00  R/T Refi  Stated Income    500,000.00   3/1/2011    12.25   2.25       1    2.25  6 MO LIBOR    2/1/2006
 88888227  543,531.62  Purchase  Stated Income    680,000.00   3/1/2016    11.75   2.25       1    2.25  6 MO LIBOR    2/9/2006
 88888524  134,193.33  R/T Refi  Full             213,000.00   3/1/2011    11.75   2.25       1    2.25  6 MO LIBOR    2/6/2006
 88889449  134,193.33  R/T Refi  Full             213,000.00   3/1/2011    11.75   2.25       1    2.25  6 MO LIBOR    2/6/2006
 88897517  420,000.00  C/O Refi  Stated Income    538,000.00   2/1/2013   11.875   2.25       1    2.25  6 MO LIBOR   1/27/2006
 88899307  630,350.00  Purchase  Stated Income    788,000.00   3/1/2009   12.375   2.25       1    2.25  6 MO LIBOR    2/1/2006
 88915384  192,000.00  Purchase  Stated Income    240,000.00   3/1/2009    12.75   2.25       1    2.25  6 MO LIBOR    2/1/2006
 88915491  510,400.00  Purchase  Stated Income    638,000.00   3/1/2009     12.5   2.25       1    2.25  6 MO LIBOR    2/3/2006
 88922919  536,000.00  R/T Refi  Stated Income    705,000.00   3/1/2008    12.25    2.5       1     2.5  6 MO LIBOR    2/3/2006
 88925920  416,000.00  Purchase  Stated Income    520,000.00   3/1/2011     11.5   2.25       1    2.25  6 MO LIBOR    2/6/2006
 88969746  649,031.25  Purchase  Stated Income    930,000.00   3/1/2013    11.75   2.25       1    2.25  6 MO LIBOR   2/13/2006
 88984521  174,000.00  Purchase  Stated Income    220,000.00   3/1/2008   12.375    2.5       1     2.5  6 MO LIBOR   2/10/2006
202787461  147,837.37  Purchase  Stated Income    193,000.00   3/1/2008     12.5    2.5       1     2.5  6 MO LIBOR   2/15/2006
202794582  304,000.00  Purchase  Stated Income    380,000.00   3/1/2009   13.125   2.25       1    2.25  6 MO LIBOR    2/8/2006

LOANID     SERVICER
---------  -----------

106909317  Countrywide
106905325  Countrywide
106797383  Countrywide
106791246  Countrywide
106734279  Countrywide
106546511  Countrywide
106455236  Countrywide
105985289  Countrywide
105870138  Countrywide
105708934  Countrywide
126968687  Countrywide
 88699848  Greenpoint
 88743182  Greenpoint
 88825658  Greenpoint
 88839642  Greenpoint
 88856950  Greenpoint
 88865399  Greenpoint
 88868443  Greenpoint
 88871256  Greenpoint
 88881727  Greenpoint
 88885439  Greenpoint
 88887195  Greenpoint
 88888227  Greenpoint
 88888524  Greenpoint
 88889449  Greenpoint
 88897517  Greenpoint
 88899307  Greenpoint
 88915384  Greenpoint
 88915491  Greenpoint
 88922919  Greenpoint
 88925920  Greenpoint
 88969746  Greenpoint
 88984521  Greenpoint
202787461  Greenpoint
202794582  Greenpoint

                                   EXHIBIT D-2

                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

                                      D-2-1

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6018078144  Primary    PUD         360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036  2,860.00  4/1/2006    528,000.00
6027092342  Secondary  Condo       360      360     75  5.875  5/1/2006  5/1/2006   4/1/2036  3,312.03  5/1/2006    676,500.00
6056545335  Secondary  PUD         360      359     50  6.875  4/1/2006  4/1/2006   3/1/2036  6,875.00  4/1/2006  1,200,000.00
6077977764  Primary    PUD         360      359     80   6.25  4/1/2006  4/1/2006   3/1/2036  2,270.83  4/1/2006    436,000.00
6088536690  Primary    PUD         360      360     75   5.75  5/1/2006  5/1/2006   4/1/2036  3,882.78  5/1/2006    810,319.00
6135223656  Primary    PUD         360      359  54.74    6.5  4/1/2006  4/1/2006   3/1/2036  2,816.67  4/1/2006    520,000.00
6155912485  Primary    PUD         360      359  69.93      7  4/1/2006  4/1/2006   3/1/2036  2,957.50  4/1/2006    507,000.00
6171827501  Primary    SFR         360      359  77.55  5.875  4/1/2006  5/1/2006   3/1/2036  2,637.67  4/1/2006    445,900.00
6206278332  Primary    PUD         360      356     75   6.25  1/1/2006  4/1/2006  12/1/2035  1,318.36  3/1/2006    253,125.00
6267622022  Primary    Condo       360      359     80  6.125  4/1/2006  5/1/2006   3/1/2036  2,683.14  4/1/2006    525,676.00
6270843425  Primary    PUD         360      359  75.19      7  4/1/2006  5/1/2006   3/1/2036  1,750.00  4/1/2006    300,000.00
6278182800  Secondary  Condo       360      360     80      6  5/1/2006  5/1/2006   4/1/2036  4,800.00  5/1/2006    960,000.00
6339655612  Primary    SFR         360      359     80      7  4/1/2006  4/1/2006   3/1/2036  3,383.33  4/1/2006    580,000.00
6346739011  Primary    PUD         360      359     90      6  4/1/2006  4/1/2006   3/1/2036       837  4/1/2006    167,400.00
6361895169  Primary    PUD         360      360     80   6.75  5/1/2006  5/1/2006   4/1/2036  5,220.00  5/1/2006    928,000.00
6362710557  Primary    PUD         360      360  74.97   6.75  5/1/2006  5/1/2006   4/1/2036  4,213.13  5/1/2006    749,000.00
6374515556  Primary    SFR         360      360     80  7.125  5/1/2006  5/1/2006   4/1/2036  5,225.00  5/1/2006    880,000.00
6455367141  Primary    SFR         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  3,179.08  5/1/2006    649,344.00
6470994705  Primary    SFR         360      359     80  5.875  4/1/2006  4/1/2006   3/1/2036  3,076.00  4/1/2006    520,000.00
6512421238  Primary    SFR         360      359     80  5.625  4/1/2006  4/1/2006   3/1/2036  2,343.75  4/1/2006    500,000.00
6535795212  Secondary  SFR         360      360   40.1  6.125  5/1/2006  5/1/2006   4/1/2036  2,552.08  5/1/2006    500,000.00
6588701448  Primary    PUD         360      359     80      6  4/1/2006  4/1/2006   3/1/2036  3,020.00  4/1/2006    604,000.00
6597706024  Primary    PUD         360      359  75.47  6.125  4/1/2006  4/1/2006   3/1/2036  5,104.17  4/1/2006  1,000,000.00
6604535705  Primary    SFR         360      359  77.22      6  4/1/2006  4/1/2006   3/1/2036  2,085.00  4/1/2006    417,000.00
6610134048  Primary    SFR         360      360  79.46   6.75  5/1/2006  5/1/2006   4/1/2036  5,453.16  5/1/2006    969,450.00
6654927000  Primary    PUD         360      360     80      6  5/1/2006  5/1/2006   4/1/2036  2,200.00  5/1/2006    440,000.00
6662761219  Primary    2-Family    360      360  64.86  5.875  5/1/2006  5/1/2006   4/1/2036  2,937.50  5/1/2006    600,000.00
6667329004  Primary    SFR         360      359     80  6.375  4/1/2006  6/1/2006   3/1/2036  3,293.75  5/1/2006    620,000.00
6753098208  Primary    SFR         360      360  79.94  5.875  5/1/2006  5/1/2006   4/1/2036  3,979.52  5/1/2006    812,839.00
6790413238  Primary    PUD         360      360  67.38    6.5  5/1/2006  5/1/2006   4/1/2036  3,412.50  5/1/2006    630,000.00
6828716990  Primary    SFR         360      359  74.78  5.875  4/1/2006  5/1/2006   3/1/2036  2,452.81  4/1/2006    501,000.00
6828830072  Primary    SFR         360      360     80    5.5  5/1/2006  5/1/2006   4/1/2036  2,200.00  5/1/2006    480,000.00
6848707888  Primary    PUD         360      360     80      6  5/1/2006  5/1/2006   4/1/2036  2,209.60  5/1/2006    441,920.00
6894555942  Primary    SFR         360      359     80  5.625  4/1/2006  5/1/2006   3/1/2036  3,799.34  4/1/2006    660,000.00
6948076929  Secondary  SFR         360      360     50   5.75  5/1/2006  5/1/2006   4/1/2036  2,036.46  5/1/2006    425,000.00
6967194249  Primary    SFR         360      358     80  5.875  3/1/2006  5/1/2006   2/1/2036    911.87  4/1/2006    186,400.00
6968787967  Primary    PUD         360      360  37.88  5.875  5/1/2006  5/1/2006   4/1/2036  3,337.73  5/1/2006    681,750.00
6976584737  Primary    PUD         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  3,172.50  5/1/2006    648,000.00
6988845142  Secondary  SFR         360      356  53.57  5.625  1/1/2006  5/1/2006  12/1/2035    702.84  4/1/2006    150,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL        FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

6018078144    528,000.00  Purchase  Rapid       700,000.00   3/1/2009     12.5   2.25       2    2.25  12 MO LIBOR    2/7/2006
6027092342    676,500.00  Purchase  Rapid       902,000.00   4/1/2009   11.875   2.25       2    2.25  12 MO LIBOR   3/15/2006
6056545335  1,200,000.00  C/O Refi  Rapid     2,400,000.00   3/1/2009   12.875   2.25       2    2.25  12 MO LIBOR   2/24/2006
6077977764    436,000.00  C/O Refi  Standard    545,000.00   3/1/2009    12.25   2.25       2    2.25  12 MO LIBOR   2/13/2006
6088536690    810,319.00  Purchase  Standard  1,746,000.00   4/1/2009    11.75   2.25       2    2.25  12 MO LIBOR    3/6/2006
6135223656    520,000.00  C/O Refi  Standard    950,000.00   3/1/2009     12.5   2.25       2    2.25  12 MO LIBOR   2/16/2006
6155912485    507,000.00  R/T Refi  SISA        725,000.00   3/1/2009       13   2.25       2    2.25  12 MO LIBOR   2/16/2006
6171827501    445,445.38  C/O Refi  Reduced     575,000.00   3/1/2009   11.875   2.25       2    2.25  12 MO LIBOR   2/13/2006
6206278332    253,125.00  Purchase  Rapid       339,000.00  12/1/2008    12.25   2.25       2    2.25  12 MO LIBOR  11/30/2005
6267622022    525,676.00  Purchase  Rapid       660,000.00   3/1/2009   12.125   2.25       2    2.25  12 MO LIBOR   2/15/2006
6270843425    300,000.00  Purchase  Reduced     425,000.00   3/1/2009       13   2.25       2    2.25  12 MO LIBOR   2/21/2006
6278182800    960,000.00  Purchase  Rapid     1,200,000.00   4/1/2009       12   2.25       2    2.25  12 MO LIBOR   3/10/2006
6339655612    580,000.00  C/O Refi  Rapid       725,000.00   3/1/2009       13   2.25       2    2.25  12 MO LIBOR   2/27/2006
6346739011    167,400.00  Purchase  Standard    190,000.00   3/1/2009       12   2.25       2    2.25  12 MO LIBOR   2/14/2006
6361895169    928,000.00  R/T Refi  SISA      1,160,000.00   4/1/2009    12.75   2.25       2    2.25  12 MO LIBOR   3/17/2006
6362710557    749,000.00  Purchase  Reduced   1,000,000.00   4/1/2009    12.75   2.25       2    2.25  12 MO LIBOR    3/6/2006
6374515556    880,000.00  R/T Refi  SISA      1,100,000.00   4/1/2009   13.125   2.25       2    2.25  12 MO LIBOR    3/6/2006
6455367141    649,344.00  Purchase  Reduced   1,100,000.00   4/1/2009   11.875   2.25       2    2.25  12 MO LIBOR    3/2/2006
6470994705    519,469.83  C/O Refi  Standard    650,000.00   3/1/2009   11.875   2.25       2    2.25  12 MO LIBOR    2/8/2006
6512421238    500,000.00  Purchase  Standard    625,000.00   3/1/2009   11.625   2.25       2    2.25  12 MO LIBOR   2/24/2006
6535795212    500,000.00  Purchase  Reduced   1,247,000.00   4/1/2009   12.125   2.25       2    2.25  12 MO LIBOR    3/1/2006
6588701448    604,000.00  Purchase  Rapid       755,000.00   3/1/2009       12   2.25       2    2.25  12 MO LIBOR   2/21/2006
6597706024  1,000,000.00  Purchase  SISA      1,375,000.00   3/1/2009   12.125   2.25       2    2.25  12 MO LIBOR   2/28/2006
6604535705    417,000.00  C/O Refi  Rapid       540,000.00   3/1/2009       12   2.25       2    2.25  12 MO LIBOR    2/8/2006
6610134048    969,450.00  R/T Refi  SISA      1,220,000.00   4/1/2009    12.75   2.25       2    2.25  12 MO LIBOR    3/3/2006
6654927000    440,000.00  R/T Refi  Reduced     550,000.00   4/1/2009       12   2.25       2    2.25  12 MO LIBOR   2/28/2006
6662761219    600,000.00  R/T Refi  Standard    925,000.00   4/1/2009   11.875   2.25       2    2.25  12 MO LIBOR   3/16/2006
6667329004    620,000.00  Purchase  Standard    780,000.00   3/1/2009   12.375   2.25       2    2.25  12 MO LIBOR   2/17/2006
6753098208    812,839.00  Purchase  SISA      1,017,000.00   4/1/2009   11.875   2.25       2    2.25  12 MO LIBOR    3/8/2006
6790413238    630,000.00  R/T Refi  Reduced     935,000.00   4/1/2009     12.5   2.25       2    2.25  12 MO LIBOR   3/20/2006
6828716990    501,000.00  C/O Refi  Standard    670,000.00   3/1/2009   11.875   2.25       2    2.25  12 MO LIBOR   2/14/2006
6828830072    480,000.00  Purchase  Standard    605,000.00   4/1/2009     11.5   2.25       2    2.25  12 MO LIBOR   3/20/2006
6848707888    441,920.00  Purchase  Reduced     619,000.00   4/1/2009       12   2.25       2    2.25  12 MO LIBOR    3/6/2006
6894555942    659,294.41  R/T Refi  SISA        825,000.00   3/1/2009   11.625   2.25       2    2.25  12 MO LIBOR   2/13/2006
6948076929    425,000.00  Purchase  Reduced     864,000.00   4/1/2009    11.75   2.25       2    2.25  12 MO LIBOR   3/15/2006
6967194249    186,254.37  Purchase  Reduced     238,500.00   2/1/2009   11.875   2.25       2    2.25  12 MO LIBOR    1/5/2006
6968787967    681,750.00  R/T Refi  SISA      1,800,000.00   4/1/2009   11.875   2.25       2    2.25  12 MO LIBOR   3/16/2006
6976584737    648,000.00  Purchase  Reduced     810,000.00   4/1/2009   11.875   2.25       2    2.25  12 MO LIBOR   2/21/2006
6988845142    149,940.24  Purchase  Reduced     282,000.00  12/1/2008   11.625   2.25       2    2.25  12 MO LIBOR  11/28/2005

LOANID      SERVICER
----------  ---------------

6018078144  Bank of America
6027092342  Bank of America
6056545335  Bank of America
6077977764  Bank of America
6088536690  Bank of America
6135223656  Bank of America
6155912485  Bank of America
6171827501  Bank of America
6206278332  Bank of America
6267622022  Bank of America
6270843425  Bank of America
6278182800  Bank of America
6339655612  Bank of America
6346739011  Bank of America
6361895169  Bank of America
6362710557  Bank of America
6374515556  Bank of America
6455367141  Bank of America
6470994705  Bank of America
6512421238  Bank of America
6535795212  Bank of America
6588701448  Bank of America
6597706024  Bank of America
6604535705  Bank of America
6610134048  Bank of America
6654927000  Bank of America
6662761219  Bank of America
6667329004  Bank of America
6753098208  Bank of America
6790413238  Bank of America
6828716990  Bank of America
6828830072  Bank of America
6848707888  Bank of America
6894555942  Bank of America
6948076929  Bank of America
6967194249  Bank of America
6968787967  Bank of America
6976584737  Bank of America
6988845142  Bank of America

                                   EXHIBIT D-3

                       LOAN GROUP 3 MORTGAGE LOAN SCHEDULE

                                      D-3-1

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

6185147136  Primary    SFR         360      355     80  5.625  12/1/2005  4/1/2006  11/1/2035  3,393.75  3/1/2006    724,000.00
6244676695  Secondary  SFR         360      355     70   5.75  12/1/2005  4/1/2006  11/1/2035  1,542.92  3/1/2006    322,000.00
6272459808  Primary    SFR         360      356     80   5.25   1/1/2006  4/1/2006  12/1/2035    717.87  3/1/2006    130,000.00
6405582682  Investor   SFR         360      353     80    6.5  10/1/2005  4/1/2006   9/1/2035     733.2  3/1/2006    116,000.00
6627511808  Primary    PUD         360      355     80  6.125  12/1/2005  4/1/2006  11/1/2035    763.54  3/1/2006    149,592.00
6776898451  Primary    PUD         360      355  79.48   6.25  12/1/2005  4/1/2006  11/1/2035  2,604.17  3/1/2006    500,000.00
6916156646  Primary    Condo       360      356  32.79  5.625   1/1/2006  4/1/2006  12/1/2035     937.5  3/1/2006    200,000.00
6978912480  Primary    Condo       360      355     75  5.125  12/1/2005  4/1/2006  11/1/2035  3,843.75  3/1/2006    900,000.00
6553200798  Secondary  Condo       360      355  56.69   5.75  12/1/2005  4/1/2006  11/1/2035    787.75  3/1/2006    164,400.00
6635875765  Primary    SFR         360      356     80   6.75   1/1/2006  4/1/2006  12/1/2035    854.78  3/1/2006    151,960.00
6678229466  Primary    2-Family    360      356     80  6.125   1/1/2006  4/1/2006  12/1/2035  2,430.45  3/1/2006    400,000.00
6112621120  Primary    SFR         360      357  60.24    6.5   2/1/2006  4/1/2006   1/1/2036  3,160.34  3/1/2006    500,000.00
6430966884  Primary    SFR         360      357  75.36  5.875   2/1/2006  4/1/2006   1/1/2036  2,545.83  3/1/2006    520,000.00
6607858021  Primary    PUD         360      357     80  5.875   2/1/2006  4/1/2006   1/1/2036  2,249.21  3/1/2006    459,414.00
6725399551  Secondary  Condo       360      357     75  5.875   2/1/2006  6/1/2006   1/1/2036  7,160.16  5/1/2006  1,462,500.00
6948016214  Primary    Condo       360      357     80  5.875   2/1/2006  4/1/2006   1/1/2036  2,408.75  3/1/2006    492,000.00
3303359297  Primary    SFR         360      360     80  5.875   5/1/2006  5/1/2006   4/1/2036  2,787.33  5/1/2006    471,200.00
3303678431  Primary    SFR         360      360  79.66  6.375   5/1/2006  5/1/2006   4/1/2036  2,894.76  5/1/2006    464,000.00
3303712495  Secondary  SFR         360      360     80  5.875   5/1/2006  5/1/2006   4/1/2036  3,549.23  5/1/2006    600,000.00
3303785459  Primary    SFR         360      360  48.16  4.875   5/1/2006  5/1/2006   4/1/2036  3,096.77  5/1/2006    585,170.00
3303813822  Secondary  SFR         360      359  65.79  6.125   4/1/2006  5/1/2006   3/1/2036  3,038.06  4/1/2006    500,000.00
3303818037  Primary    SFR         360      360     80  5.875   5/1/2006  5/1/2006   4/1/2036  4,614.00  5/1/2006    780,000.00
3303901734  Primary    SFR         360      359  49.83      6   4/1/2006  4/1/2006   3/1/2036  2,868.33  4/1/2006    478,412.00
3303943124  Primary    SFR         360      360     80  6.375   5/1/2006  5/1/2006   4/1/2036  3,244.13  5/1/2006    520,000.00
3303962264  Primary    PUD         360      360     80  5.625   5/1/2006  5/1/2006   4/1/2036  2,878.29  5/1/2006    500,000.00
3303990539  Primary    SFR         360      360     80   6.25   5/1/2006  5/1/2006   4/1/2036  2,955.45  5/1/2006    480,000.00
3304073483  Primary    SFR         360      360     80   6.25   5/1/2006  5/1/2006   4/1/2036  2,748.17  5/1/2006    446,336.00
3304074655  Primary    SFR         360      360  74.63   5.75   5/1/2006  5/1/2006   4/1/2036  2,526.04  5/1/2006    432,856.00
6000084076  Primary    Condo       360      359     80    5.5   4/1/2006  4/1/2006   3/1/2036  3,804.19  4/1/2006    670,000.00
6000952017  Primary    SFR         360      360     80  5.875   5/1/2006  5/1/2006   4/1/2036  2,741.67  5/1/2006    560,000.00
6004220809  Primary    Condo       360      359     80      5   4/1/2006  4/1/2006   3/1/2036  2,890.25  4/1/2006    538,400.00
6005469611  Primary    PUD         360      359     80  4.875   4/1/2006  4/1/2006   3/1/2036  3,704.46  4/1/2006    700,000.00
6005470114  Primary    SFR         360      358  43.44   5.75   3/1/2006  5/1/2006   2/1/2036  1,998.13  4/1/2006    417,000.00
6007702019  Primary    SFR         360      360  43.33      6   5/1/2006  5/1/2006   4/1/2036  3,250.00  5/1/2006    650,000.00
6008416247  Primary    PUD         360      359     80  5.875   4/1/2006  5/1/2006   3/1/2036  2,173.74  4/1/2006    444,000.00
6011778708  Primary    SFR         360      360     80  5.875   5/1/2006  5/1/2006   4/1/2036  2,964.92  5/1/2006    605,600.00
6013133902  Investor   SFR         360      360  56.11   7.25   5/1/2006  5/1/2006   4/1/2036  3,051.04  5/1/2006    505,000.00
6017528040  Primary    PUD         360      360     75  5.375   5/1/2006  5/1/2006   4/1/2036  3,476.95  5/1/2006    776,250.00
6019156907  Primary    PUD         360      360  66.33  5.875   5/1/2006  5/1/2006   4/1/2036  2,913.33  5/1/2006    492,500.00
6019798187  Primary    SFR         360      360  46.25      6   5/1/2006  5/1/2006   4/1/2036  2,775.00  5/1/2006    555,000.00
6021089591  Primary    SFR         360      360  79.96   5.75   5/1/2006  5/1/2006   4/1/2036  3,390.41  5/1/2006    580,974.40

LOANID      COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

6185147136    724,000.00  Purchase  Stated Income    905,000.00  11/1/2010   10.625   2.25       2    2.25  12 MO LIBOR  10/17/2005
6244676695    322,000.00  C/O Refi  Stated Income    460,000.00  11/1/2010    10.75   2.25       2    2.25  12 MO LIBOR   10/7/2005
6272459808    129,399.59  Purchase  Standard         165,000.00  12/1/2010    10.25   2.25       2    2.25  12 MO LIBOR  11/18/2005
6405582682    115,253.89  Purchase  Stated Income    192,000.00   9/1/2010     11.5   2.25       2    2.25  12 MO LIBOR   8/24/2005
6627511808    149,592.00  Purchase  Standard         190,000.00  11/1/2010   11.125   2.25       2    2.25  12 MO LIBOR  10/31/2005
6776898451    500,000.00  Purchase  Stated Income    655,000.00  11/1/2010    11.25   2.25       2    2.25  12 MO LIBOR  10/28/2005
6916156646    200,000.00  Purchase  Stated Income    665,000.00  12/1/2010   10.625   2.25       2    2.25  12 MO LIBOR  11/21/2005
6978912480    900,000.00  Purchase  Stated Income  1,200,000.00  11/1/2010   10.125   2.25       2    2.25  12 MO LIBOR  10/18/2005
6553200798    164,275.44  C/O Refi  Standard         290,000.00  11/1/2010    10.75   2.25       2    2.25  12 MO LIBOR  10/11/2005
6635875765    151,960.00  Purchase  Standard         290,000.00  12/1/2010    11.75   2.25       2    2.25  12 MO LIBOR  11/17/2005
6678229466    398,432.92  R/T Refi  Stated Income    500,000.00  12/1/2010   11.125   2.25       2    2.25  12 MO LIBOR  11/22/2005
6112621120    498,636.62  C/O Refi  Standard         830,000.00   1/1/2011     11.5   2.25       2    2.25  12 MO LIBOR  12/12/2005
6430966884    520,000.00  C/O Refi  Standard         690,000.00   1/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   12/6/2005
6607858021    459,414.00  Purchase  Standard         575,000.00   1/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  11/30/2005
6725399551  1,462,500.00  Purchase  Rapid          1,950,000.00   1/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   12/5/2005
6948016214    492,000.00  Purchase  Rapid            615,000.00   1/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  12/20/2005
3303359297    471,200.00  Purchase  Standard         592,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/22/2006
3303678431    464,000.00  Purchase  Reduced          582,450.00   4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR    3/9/2006
3303712495    600,000.00  Purchase  Reduced          775,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR    3/3/2006
3303785459    585,170.00  C/O Refi  Reduced        1,215,000.00   4/1/2011    9.875   2.25       2    2.25  12 MO LIBOR    3/6/2006
3303813822    499,514.02  Purchase  Rapid            760,000.00   3/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   2/27/2006
3303818037    780,000.00  Purchase  Rapid            975,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/23/2006
3303901734    477,935.73  C/O Refi  Reduced          960,000.00   3/1/2011       11   2.25       2    2.25  12 MO LIBOR   2/24/2006
3303943124    520,000.00  Purchase  Reduced          660,000.00   4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   3/10/2006
3303962264    500,000.00  Purchase  Reduced          640,000.00   4/1/2011   10.625   2.25       2    2.25  12 MO LIBOR   3/24/2006
3303990539    480,000.00  Purchase  Reduced          600,000.00   4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/20/2006
3304073483    446,336.00  Purchase  Reduced          565,000.00   4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/18/2006
3304074655    432,856.00  C/O Refi  Reduced          580,000.00   4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   3/17/2006
6000084076    669,266.64  Purchase  Reduced          850,000.00   3/1/2011     10.5   2.25       2    2.25  12 MO LIBOR   2/14/2006
6000952017    560,000.00  Purchase  SISA             700,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR    3/9/2006
6004220809    537,753.08  Purchase  Rapid            673,000.00   3/1/2011       10   2.25       2    2.25  12 MO LIBOR   2/17/2006
6005469611    699,139.29  Purchase  Reduced          875,000.00   3/1/2011    9.875   2.25       2    2.25  12 MO LIBOR   2/22/2006
6005470114    417,000.00  R/T Refi  Reduced          960,000.00   2/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   1/20/2006
6007702019    650,000.00  Purchase  Standard       1,550,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR    3/3/2006
6008416247    443,997.00  Purchase  SISA             555,000.00   3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   2/15/2006
6011778708    605,600.00  Purchase  Rapid            757,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/16/2006
6013133902    505,000.00  R/T Refi  Standard         900,000.00   4/1/2011    12.25   2.25       2    2.25  12 MO LIBOR    3/7/2006
6017528040    776,250.00  Purchase  Reduced        1,035,000.00   4/1/2011   10.375   2.25       2    2.25  12 MO LIBOR   2/28/2006
6019156907    492,500.00  Purchase  Standard         770,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/16/2006
6019798187    555,000.00  C/O Refi  Reduced        1,200,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR    3/8/2006
6021089591    580,974.40  Purchase  Reduced          740,000.00   4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   3/10/2006

LOANID      SERVICER
----------  ---------------

6185147136  Bank of America
6244676695  Bank of America
6272459808  Bank of America
6405582682  Bank of America
6627511808  Bank of America
6776898451  Bank of America
6916156646  Bank of America
6978912480  Bank of America
6553200798  Bank of America
6635875765  Bank of America
6678229466  Bank of America
6112621120  Bank of America
6430966884  Bank of America
6607858021  Bank of America
6725399551  Bank of America
6948016214  Bank of America
3303359297  Bank of America
3303678431  Bank of America
3303712495  Bank of America
3303785459  Bank of America
3303813822  Bank of America
3303818037  Bank of America
3303901734  Bank of America
3303943124  Bank of America
3303962264  Bank of America
3303990539  Bank of America
3304073483  Bank of America
3304074655  Bank of America
6000084076  Bank of America
6000952017  Bank of America
6004220809  Bank of America
6005469611  Bank of America
6005470114  Bank of America
6007702019  Bank of America
6008416247  Bank of America
6011778708  Bank of America
6013133902  Bank of America
6017528040  Bank of America
6019156907  Bank of America
6019798187  Bank of America
6021089591  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6022914805  Primary    SFR         360      359     80  5.875  4/1/2006  4/1/2006   3/1/2036  2,792.06  4/1/2006    472,000.00
6039250292  Primary    PUD         360      360     80   5.75  5/1/2006  5/1/2006   4/1/2036  3,220.00  5/1/2006    672,000.00
6039700452  Primary    PUD         360      359     80  5.875  4/1/2006  5/1/2006   3/1/2036  2,361.46  4/1/2006    483,200.00
6046574940  Primary    PUD         360      359     75  5.375  4/1/2006  5/1/2006   3/1/2036  3,591.17  4/1/2006    801,750.00
6048111121  Primary    PUD         360      359     80      5  4/1/2006  5/1/2006   3/1/2036  2,486.90  4/1/2006    596,856.00
6051010251  Primary    PUD         360      360     80   5.75  5/1/2006  5/1/2006   4/1/2036  2,527.91  5/1/2006    527,564.00
6056272195  Primary    SFR         360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  2,316.87  5/1/2006    444,840.00
6058514503  Primary    SFR         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  2,588.92  5/1/2006    528,800.00
6061204423  Secondary  Condo       360      360     75  5.875  5/1/2006  5/1/2006   4/1/2036  3,549.23  5/1/2006    600,000.00
6061310378  Primary    PUD         360      360     80   5.75  5/1/2006  5/1/2006   4/1/2036  2,472.50  5/1/2006    516,000.00
6063164492  Primary    Condo       360      360  79.11   5.75  5/1/2006  5/1/2006   4/1/2036  3,319.37  5/1/2006    568,800.00
6066402162  Primary    PUD         360      358     80  6.125  3/1/2006  4/1/2006   2/1/2036  3,920.00  3/1/2006    768,000.00
6069176094  Primary    SFR         360      360     60      6  5/1/2006  5/1/2006   4/1/2036  4,950.00  5/1/2006    990,000.00
6074907160  Primary    SFR         360      360     80      6  5/1/2006  5/1/2006   4/1/2036  3,192.00  5/1/2006    638,400.00
6076056446  Primary    SFR         360      359   62.5    6.5  4/1/2006  4/1/2006   3/1/2036  2,708.33  4/1/2006    500,000.00
6079275589  Primary    SFR         360      359  72.52      6  4/1/2006  4/1/2006   3/1/2036  5,695.73  4/1/2006    950,000.00
6079713308  Primary    PUD         360      360  76.47      6  5/1/2006  5/1/2006   4/1/2036  3,250.00  5/1/2006    650,000.00
6080291898  Primary    SFR         360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  3,081.04  5/1/2006    579,960.00
6083649407  Primary    PUD         360      359     80  5.875  4/1/2006  4/1/2006   3/1/2036  2,317.15  4/1/2006    473,291.00
6086580872  Secondary  SFR         360      359  79.23  5.875  4/1/2006  5/1/2006   3/1/2036  2,041.56  4/1/2006    417,000.00
6088043325  Secondary  Condo       360      359  77.38  6.375  4/1/2006  4/1/2006   3/1/2036  3,041.37  4/1/2006    487,500.00
6094116461  Primary    SFR         360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  3,357.50  5/1/2006    632,000.00
6095511587  Primary    Condo       360      360     75  6.125  5/1/2006  5/1/2006   4/1/2036  2,871.09  5/1/2006    562,500.00
6098164194  Primary    SFR         360      360     80   5.25  5/1/2006  5/1/2006   4/1/2036  2,517.61  5/1/2006    455,920.00
6098164582  Primary    SFR         360      359  74.38  6.375  4/1/2006  4/1/2006   3/1/2036  2,390.63  4/1/2006    450,000.00
6103034184  Primary    SFR         360      360     76    6.5  5/1/2006  5/1/2006   4/1/2036  3,087.50  5/1/2006    570,000.00
6103301641  Primary    SFR         360      360   7.83  6.125  5/1/2006  5/1/2006   4/1/2036  2,398.96  5/1/2006    470,000.00
6105103961  Primary    SFR         360      359  89.99  5.875  4/1/2006  4/1/2006   3/1/2036  2,202.44  4/1/2006    449,861.00
6106187419  Primary    SFR         360      360  59.74      5  5/1/2006  5/1/2006   4/1/2036  2,469.38  5/1/2006    460,000.00
6110761423  Primary    Condo       360      359     80   5.25  4/1/2006  5/1/2006   3/1/2036  2,650.36  4/1/2006    479,960.00
6111999105  Primary    SFR         360      360  67.61      6  5/1/2006  5/1/2006   4/1/2036  2,553.85  5/1/2006    425,960.00
6112148959  Primary    SFR         360      360   74.8  5.875  5/1/2006  5/1/2006   4/1/2036  2,325.52  5/1/2006    475,000.00
6116622850  Primary    Condo       360      359  60.42   5.75  4/1/2006  5/1/2006   3/1/2036  4,791.67  4/1/2006  1,000,000.00
6119923388  Primary    SFR         360      360  79.99    5.5  5/1/2006  5/1/2006   4/1/2036  2,756.62  5/1/2006    485,500.00
6120479388  Primary    SFR         360      359     80      5  4/1/2006  4/1/2006   3/1/2036  2,416.67  4/1/2006    580,000.00
6121462433  Primary    SFR         360      360  74.37  5.875  5/1/2006  5/1/2006   4/1/2036  3,182.29  5/1/2006    650,000.00
6138175861  Secondary  SFR         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  2,878.75  5/1/2006    588,000.00
6139613787  Primary    SFR         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  3,141.17  5/1/2006    641,600.00
6139683459  Primary    SFR         360      360     80      6  5/1/2006  5/1/2006   4/1/2036  3,120.00  5/1/2006    624,000.00
6141794583  Primary    SFR         360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  4,216.44  5/1/2006    684,800.00
6148146167  Primary    SFR         360      359  58.28   5.75  4/1/2006  5/1/2006   3/1/2036  2,276.04  4/1/2006    475,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ---------

6022914805    471,518.77  Purchase  Reduced     590,000.00  3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  2/23/2006
6039250292    672,000.00  Purchase  Reduced     840,000.00  4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   3/8/2006
6039700452    482,340.39  R/T Refi  Reduced     604,000.00  3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  2/27/2006
6046574940    801,750.00  Purchase  Standard  1,070,000.00  3/1/2011   10.375   2.25       2    2.25  12 MO LIBOR  2/16/2006
6048111121    596,856.00  Purchase  Reduced     747,000.00  3/1/2011       10   2.25       2    2.25  12 MO LIBOR  2/28/2006
6051010251    527,564.00  Purchase  Rapid       660,000.00  4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR  3/16/2006
6056272195    444,840.00  Purchase  Standard    557,000.00  4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/8/2006
6058514503    528,800.00  Purchase  Reduced     661,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  2/28/2006
6061204423    600,000.00  Purchase  Rapid       837,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  3/15/2006
6061310378    516,000.00  Purchase  Reduced     645,000.00  4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR  3/15/2006
6063164492    568,800.00  R/T Refi  Reduced     719,000.00  4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   3/7/2006
6066402162    768,000.00  Purchase  SISA        960,000.00  2/1/2011   11.125   2.25       2    2.25  12 MO LIBOR  1/18/2006
6069176094    990,000.00  R/T Refi  Rapid     1,650,000.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR   3/3/2006
6074907160    638,400.00  R/T Refi  Standard    798,000.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR   3/8/2006
6076056446    500,000.00  C/O Refi  Reduced     800,000.00  3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR  2/24/2006
6079275589    949,054.27  C/O Refi  Standard  1,310,000.00  3/1/2011       11   2.25       2    2.25  12 MO LIBOR  2/13/2006
6079713308    650,000.00  R/T Refi  Standard    850,000.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR  2/28/2006
6080291898    579,960.00  Purchase  SISA        728,000.00  4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  3/20/2006
6083649407    473,291.00  Purchase  Reduced     630,000.00  3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  2/23/2006
6086580872    417,000.00  Purchase  Reduced     585,000.00  3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   2/9/2006
6088043325    487,048.47  C/O Refi  Rapid       630,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  2/28/2006
6094116461    632,000.00  C/O Refi  Standard    790,000.00  4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  3/21/2006
6095511587    562,500.00  Purchase  Standard    750,000.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   3/2/2006
6098164194    455,920.00  Purchase  Reduced     571,000.00  4/1/2011    10.25   2.25       2    2.25  12 MO LIBOR  3/15/2006
6098164582    450,000.00  R/T Refi  Standard    605,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  2/13/2006
6103034184    570,000.00  R/T Refi  Reduced     750,000.00  4/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   3/1/2006
6103301641    470,000.00  C/O Refi  Reduced   6,000,000.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   3/2/2006
6105103961    449,861.00  Purchase  Standard    499,900.00  3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  2/15/2006
6106187419    460,000.00  Purchase  Standard    770,000.00  4/1/2011       10   2.25       2    2.25  12 MO LIBOR  3/17/2006
6110761423    479,409.47  Purchase  Reduced     600,000.00  3/1/2011    10.25   2.25       2    2.25  12 MO LIBOR  2/22/2006
6111999105    425,960.00  C/O Refi  Reduced     630,000.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR  3/10/2006
6112148959    475,000.00  Purchase  Reduced     635,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  3/24/2006
6116622850  1,000,000.00  Purchase  Rapid     1,690,000.00  3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   2/8/2006
6119923388    485,500.00  Purchase  Reduced     613,000.00  4/1/2011     10.5   2.25       2    2.25  12 MO LIBOR  3/17/2006
6120479388    580,000.00  Purchase  Rapid       727,000.00  3/1/2011       10   2.25       2    2.25  12 MO LIBOR  2/21/2006
6121462433    650,000.00  Purchase  Standard    880,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  3/10/2006
6138175861    588,000.00  Purchase  Standard    735,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/9/2006
6139613787    641,600.00  R/T Refi  Standard    802,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  3/10/2006
6139683459    624,000.00  Purchase  SISA        780,000.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR  3/16/2006
6141794583    684,800.00  Purchase  Standard    875,000.00  4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR  3/17/2006
6148146167    475,000.00  R/T Refi  Reduced     815,000.00  3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR  2/22/2006

LOANID      SERVICER
----------  ---------------

6022914805  Bank of America
6039250292  Bank of America
6039700452  Bank of America
6046574940  Bank of America
6048111121  Bank of America
6051010251  Bank of America
6056272195  Bank of America
6058514503  Bank of America
6061204423  Bank of America
6061310378  Bank of America
6063164492  Bank of America
6066402162  Bank of America
6069176094  Bank of America
6074907160  Bank of America
6076056446  Bank of America
6079275589  Bank of America
6079713308  Bank of America
6080291898  Bank of America
6083649407  Bank of America
6086580872  Bank of America
6088043325  Bank of America
6094116461  Bank of America
6095511587  Bank of America
6098164194  Bank of America
6098164582  Bank of America
6103034184  Bank of America
6103301641  Bank of America
6105103961  Bank of America
6106187419  Bank of America
6110761423  Bank of America
6111999105  Bank of America
6112148959  Bank of America
6116622850  Bank of America
6119923388  Bank of America
6120479388  Bank of America
6121462433  Bank of America
6138175861  Bank of America
6139613787  Bank of America
6139683459  Bank of America
6141794583  Bank of America
6148146167  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6148167387  Primary    PUD         360      360  60.74      6  5/1/2006  5/1/2006   4/1/2036  4,100.00  5/1/2006    820,000.00
6149759653  Primary    SFR         360      359     80  5.125  4/1/2006  5/1/2006   3/1/2036  2,687.59  4/1/2006    493,600.00
6150397336  Primary    SFR         360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  3,356.50  5/1/2006    657,600.00
6151121487  Primary    SFR         360      360  40.65      6  5/1/2006  6/1/2006   4/1/2036  2,823.63  5/1/2006    565,000.00
6156919315  Primary    PUD         360      360     80  5.125  5/1/2006  5/1/2006   4/1/2036  2,779.07  5/1/2006    510,400.00
6164412337  Primary    SFR         360      360     70  5.875  5/1/2006  5/1/2006   4/1/2036  3,170.05  5/1/2006    647,500.00
6165616555  Primary    PUD         360      360     75  6.125  5/1/2006  5/1/2006   4/1/2036  4,210.94  5/1/2006    825,000.00
6167366555  Primary    Condo       360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  3,087.50  5/1/2006    592,800.00
6170616087  Primary    PUD         360      360  79.32  5.875  5/1/2006  5/1/2006   4/1/2036  2,556.73  5/1/2006    432,216.00
6179276438  Secondary  PUD         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  3,705.40  5/1/2006    626,400.00
6187291338  Primary    SFR         360      360     80    5.5  5/1/2006  5/1/2006   4/1/2036  2,200.00  5/1/2006    480,000.00
6189277343  Primary    PUD         360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  2,592.92  5/1/2006    508,000.00
6190162955  Investor   SFR         360      360  55.11  6.875  5/1/2006  5/1/2006   4/1/2036  2,841.67  5/1/2006    496,000.00
6195519191  Primary    Condo       360      360     75  6.125  5/1/2006  5/1/2006   4/1/2036  4,880.86  5/1/2006    956,250.00
6196215070  Primary    SFR         360      360  79.93   5.25  5/1/2006  5/1/2006   4/1/2036  1,842.89  5/1/2006    421,232.00
6200085311  Primary    SFR         360      360   78.3  5.375  5/1/2006  5/1/2006   4/1/2036  2,553.13  5/1/2006    570,000.00
6201756399  Primary    SFR         360      360     80    5.5  5/1/2006  5/1/2006   4/1/2036  2,365.00  5/1/2006    516,000.00
6205256693  Primary    Condo       360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  2,960.42  5/1/2006    580,000.00
6209937363  Primary    SFR         360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036  3,791.67  4/1/2006    700,000.00
6212118704  Primary    PUD         360      360   79.9  6.125  5/1/2006  5/1/2006   4/1/2036  4,733.29  5/1/2006    779,000.00
6212914391  Primary    Condo       360      359  68.75  5.875  4/1/2006  4/1/2006   3/1/2036  2,154.17  4/1/2006    440,000.00
6215925410  Primary    SFR         360      360  69.92      6  5/1/2006  5/1/2006   4/1/2036  3,093.69  5/1/2006    516,000.00
6220211335  Primary    SFR         360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  2,562.50  5/1/2006    492,000.00
6226055389  Secondary  SFR         360      360     76  6.375  5/1/2006  5/1/2006   4/1/2036  2,963.39  5/1/2006    475,000.00
6229657926  Primary    SFR         360      360     70  5.625  5/1/2006  5/1/2006   4/1/2036  6,070.31  5/1/2006  1,295,000.00
6231100923  Primary    SFR         360      356     75   5.75  1/1/2006  5/1/2006  12/1/2035  2,676.42  4/1/2006    458,625.00
6231708295  Secondary  SFR         360      360  68.34   5.75  5/1/2006  5/1/2006   4/1/2036  7,557.27  5/1/2006  1,295,000.00
6233549085  Primary    SFR         360      360  66.67   6.25  5/1/2006  5/1/2006   4/1/2036  2,604.17  5/1/2006    500,000.00
6234765375  Primary    PUD         360      360  30.07      6  5/1/2006  5/1/2006   4/1/2036  5,048.22  5/1/2006    842,000.00
6242756051  Primary    SFR         360      360     80    6.5  5/1/2006  5/1/2006   4/1/2036  3,716.56  5/1/2006    588,000.00
6243417596  Primary    PUD         360      359     80  4.875  4/1/2006  5/1/2006   3/1/2036  2,843.75  4/1/2006    700,000.00
6246908310  Primary    Condo       360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  3,194.31  5/1/2006    540,000.00
6247234609  Primary    PUD         360      359     80   5.75  4/1/2006  4/1/2006   3/1/2036  3,412.74  4/1/2006    584,800.00
6248810571  Primary    SFR         360      360  46.34    6.5  5/1/2006  5/1/2006   4/1/2036  2,572.92  5/1/2006    475,000.00
6249102044  Primary    SFR         360      359     80    4.5  4/1/2006  4/1/2006   3/1/2036  3,157.67  4/1/2006    623,200.00
6250927214  Primary    PUD         360      360     80   5.75  5/1/2006  5/1/2006   4/1/2036  2,976.30  5/1/2006    621,140.00
6258943056  Primary    Condo       360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  3,021.67  5/1/2006    592,000.00
6260133688  Secondary  PUD         360      359  76.77    5.5  4/1/2006  4/1/2006   3/1/2036  3,264.79  4/1/2006    575,000.00
6260773467  Primary    SFR         360      360  63.14  6.375  5/1/2006  5/1/2006   4/1/2036  3,689.53  5/1/2006    694,500.00
6263862614  Primary    PUD         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  2,937.50  5/1/2006    600,000.00
6268843403  Primary    SFR         360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  2,916.67  5/1/2006    560,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

6148167387    820,000.00  C/O Refi  Reduced   1,350,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR   3/14/2006
6149759653    492,942.00  Purchase  Standard    617,000.00   3/1/2011   10.125   2.25       2    2.25  12 MO LIBOR   2/17/2006
6150397336    657,600.00  Purchase  SISA        822,000.00   4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   3/14/2006
6151121487    565,000.00  R/T Refi  Rapid     1,390,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR    3/1/2006
6156919315    510,400.00  Purchase  Reduced     645,000.00   4/1/2011   10.125   2.25       2    2.25  12 MO LIBOR   3/27/2006
6164412337    647,500.00  Purchase  Reduced     925,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/27/2006
6165616555    825,000.00  R/T Refi  Standard  1,100,000.00   4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR    3/3/2006
6167366555    592,800.00  Purchase  SISA        741,000.00   4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/16/2006
6170616087    432,216.00  Purchase  Standard    545,575.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR    3/7/2006
6179276438    626,400.00  Purchase  Standard    785,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/21/2006
6187291338    480,000.00  Purchase  Reduced     600,000.00   4/1/2011     10.5   2.25       2    2.25  12 MO LIBOR    3/1/2006
6189277343    508,000.00  R/T Refi  Standard    635,000.00   4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR    3/9/2006
6190162955    496,000.00  Purchase  Standard    900,000.00   4/1/2011   11.875   2.25       2    2.25  12 MO LIBOR   3/24/2006
6195519191    956,250.00  Purchase  Rapid     1,280,000.00   4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   3/10/2006
6196215070    421,232.00  Purchase  Reduced     540,000.00   4/1/2011    10.25   2.25       2    2.25  12 MO LIBOR    3/1/2006
6200085311    570,000.00  Purchase  Reduced     728,000.00   4/1/2011   10.375   2.25       2    2.25  12 MO LIBOR   2/22/2006
6201756399    516,000.00  Purchase  Rapid       645,000.00   4/1/2011     10.5   2.25       2    2.25  12 MO LIBOR    3/1/2006
6205256693    580,000.00  Purchase  SISA        725,000.00   4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR    3/8/2006
6209937363    700,000.00  Purchase  SISA        875,000.00   3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/15/2006
6212118704    779,000.00  Purchase  Standard    975,000.00   4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   3/14/2006
6212914391    440,000.00  Purchase  Reduced     640,000.00   3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   2/22/2006
6215925410    516,000.00  Purchase  Reduced     738,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR   3/10/2006
6220211335    492,000.00  Purchase  Reduced     615,000.00   4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/22/2006
6226055389    475,000.00  Purchase  SISA        630,000.00   4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   3/17/2006
6229657926  1,295,000.00  Purchase  Standard  1,850,000.00   4/1/2011   10.625   2.25       2    2.25  12 MO LIBOR    3/8/2006
6231100923    456,695.82  Purchase  Standard    612,000.00  12/1/2010    10.75   2.25       2    2.25  12 MO LIBOR  11/28/2005
6231708295  1,295,000.00  Purchase  Rapid     1,920,000.00   4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   3/21/2006
6233549085    500,000.00  Purchase  Reduced     750,000.00   4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/10/2006
6234765375    842,000.00  R/T Refi  Reduced   2,800,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR   3/16/2006
6242756051    588,000.00  C/O Refi  Standard    735,000.00   4/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/28/2006
6243417596    700,000.00  Purchase  Rapid       875,000.00   3/1/2011    9.875   2.25       2    2.25  12 MO LIBOR    2/9/2006
6246908310    540,000.00  Purchase  Standard    675,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR    3/8/2006
6247234609    584,189.43  Purchase  Rapid       731,000.00   3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   2/15/2006
6248810571    475,000.00  R/T Refi  Reduced   1,025,000.00   4/1/2011     11.5   2.25       2    2.25  12 MO LIBOR    3/9/2006
6249102044    622,379.33  Purchase  Standard    780,000.00   3/1/2011      9.5   2.25       2    2.25  12 MO LIBOR   2/21/2006
6250927214    621,140.00  Purchase  Reduced     777,000.00   4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR    3/3/2006
6258943056    592,000.00  Purchase  Standard    740,000.00   4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR    3/3/2006
6260133688    574,370.63  Purchase  Rapid       776,000.00   3/1/2011     10.5   2.25       2    2.25  12 MO LIBOR    2/9/2006
6260773467    694,500.00  R/T Refi  Rapid     1,100,000.00   4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   3/13/2006
6263862614    600,000.00  C/O Refi  Rapid       750,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/14/2006
6268843403    560,000.00  Purchase  Reduced     710,000.00   4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR    3/2/2006

LOANID      SERVICER
----------  ---------------

6148167387  Bank of America
6149759653  Bank of America
6150397336  Bank of America
6151121487  Bank of America
6156919315  Bank of America
6164412337  Bank of America
6165616555  Bank of America
6167366555  Bank of America
6170616087  Bank of America
6179276438  Bank of America
6187291338  Bank of America
6189277343  Bank of America
6190162955  Bank of America
6195519191  Bank of America
6196215070  Bank of America
6200085311  Bank of America
6201756399  Bank of America
6205256693  Bank of America
6209937363  Bank of America
6212118704  Bank of America
6212914391  Bank of America
6215925410  Bank of America
6220211335  Bank of America
6226055389  Bank of America
6229657926  Bank of America
6231100923  Bank of America
6231708295  Bank of America
6233549085  Bank of America
6234765375  Bank of America
6242756051  Bank of America
6243417596  Bank of America
6246908310  Bank of America
6247234609  Bank of America
6248810571  Bank of America
6249102044  Bank of America
6250927214  Bank of America
6258943056  Bank of America
6260133688  Bank of America
6260773467  Bank of America
6263862614  Bank of America
6268843403  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6270968917  Primary    SFR         360      360  58.52  5.375  5/1/2006  5/1/2006   4/1/2036  2,654.27  5/1/2006    474,000.00
6273882784  Primary    PUD         360      359     80  4.875  4/1/2006  5/1/2006   3/1/2036  4,360.68  4/1/2006    824,000.00
6277847189  Primary    PUD         360      360  76.67   5.75  5/1/2006  5/1/2006   4/1/2036  2,755.21  5/1/2006    575,000.00
6278607558  Primary    PUD         360      359     80   5.75  4/1/2006  4/1/2006   3/1/2036  2,108.33  4/1/2006    440,000.00
6279734062  Primary    SFR         360      359     80  5.625  4/1/2006  4/1/2006   3/1/2036  3,725.65  4/1/2006    647,200.00
6281053592  Secondary  PUD         360      360     80      7  5/1/2006  5/1/2006   4/1/2036  2,907.61  5/1/2006    437,035.20
6285892433  Primary    SFR         360      360     80  5.125  5/1/2006  5/1/2006   4/1/2036  2,007.29  5/1/2006    470,000.00
6287847591  Primary    SFR         360      360     80   5.75  5/1/2006  5/1/2006   4/1/2036  3,392.50  5/1/2006    708,000.00
6300584791  Primary    PUD         360      360  67.81  5.625  5/1/2006  5/1/2006   4/1/2036  3,540.29  5/1/2006    615,000.00
6302469108  Primary    SFR         360      360     80   5.75  5/1/2006  5/1/2006   4/1/2036  3,099.94  5/1/2006    531,200.00
6308390027  Primary    SFR         360      359   58.9  6.125  4/1/2006  4/1/2006   3/1/2036  2,194.79  4/1/2006    430,000.00
6308537148  Primary    Condo       360      360     80    5.5  5/1/2006  5/1/2006   4/1/2036  2,310.00  5/1/2006    504,000.00
6309822804  Primary    Condo       360      359     80  6.125  4/1/2006  4/1/2006   3/1/2036  2,401.00  4/1/2006    470,400.00
6321085265  Primary    SFR         360      360  73.25  5.875  5/1/2006  5/1/2006   4/1/2036  2,506.67  5/1/2006    512,000.00
6325600754  Primary    SFR         360      360     80   5.75  5/1/2006  5/1/2006   4/1/2036  3,291.36  5/1/2006    564,000.00
6327701980  Primary    Condo       360      359     80   5.75  4/1/2006  4/1/2006   3/1/2036  3,117.22  4/1/2006    534,160.00
6332015962  Secondary  SFR         360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  2,955.45  5/1/2006    480,000.00
6335744303  Primary    Condo       360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  3,017.58  5/1/2006    591,200.00
6339726348  Primary    PUD         360      360     52    6.5  5/1/2006  5/1/2006   4/1/2036  2,816.67  5/1/2006    520,000.00
6339866367  Primary    Condo       360      359     80    5.5  4/1/2006  4/1/2006   3/1/2036  2,420.00  4/1/2006    528,000.00
6341623475  Primary    SFR         360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  3,020.83  5/1/2006    580,000.00
6342719348  Primary    SFR         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  2,506.67  5/1/2006    512,000.00
6345406489  Primary    PUD         360      360     80  4.875  5/1/2006  5/1/2006   4/1/2036  2,311.16  5/1/2006    568,900.80
6349678224  Primary    SFR         360      360  49.13   5.25  5/1/2006  5/1/2006   4/1/2036  1,859.38  5/1/2006    425,000.00
6350786460  Primary    PUD         360      359  57.74    6.5  4/1/2006  5/1/2006   3/1/2036  2,708.33  4/1/2006    500,000.00
6355094217  Primary    SFR         360      360   69.9  5.875  5/1/2006  5/1/2006   4/1/2036  4,052.04  5/1/2006    685,000.00
6357171872  Primary    SFR         360      360  61.51   4.75  5/1/2006  5/1/2006   4/1/2036  3,162.71  5/1/2006    799,000.00
6358561386  Primary    SFR         360      360  79.43  6.125  5/1/2006  5/1/2006   4/1/2036  3,292.19  5/1/2006    645,000.00
6366057344  Primary    SFR         360      360  43.88  5.875  5/1/2006  5/1/2006   4/1/2036  2,105.21  5/1/2006    430,000.00
6370878628  Primary    SFR         360      359  56.77    5.5  4/1/2006  4/1/2006   3/1/2036  2,520.83  4/1/2006    550,000.00
6373118428  Primary    SFR         360      359     80      6  4/1/2006  4/1/2006   3/1/2036  2,480.00  4/1/2006    496,000.00
6376266521  Secondary  SFR         360      359     80  5.875  4/1/2006  5/1/2006   3/1/2036  3,501.91  4/1/2006    592,000.00
6380804358  Primary    SFR         360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  2,692.96  5/1/2006    527,600.00
6384375447  Primary    SFR         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  4,282.74  5/1/2006    724,000.00
6394339326  Primary    PUD         360      360  76.43  6.625  5/1/2006  5/1/2006   4/1/2036  3,312.50  5/1/2006    600,000.00
6397090363  Primary    SFR         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  2,054.29  5/1/2006    419,600.00
6398231040  Primary    SFR         360      360     80  6.625  5/1/2006  5/1/2006   4/1/2036  2,959.17  5/1/2006    536,000.00
6400856180  Primary    PUD         360      359  63.49      6  4/1/2006  4/1/2006   3/1/2036  5,000.00  4/1/2006  1,000,000.00
6401459208  Primary    SFR         360      359  66.98  6.625  4/1/2006  4/1/2006   3/1/2036  3,549.90  4/1/2006    643,000.00
6403674267  Primary    PUD         360      359     80  4.625  4/1/2006  5/1/2006   3/1/2036  3,393.33  4/1/2006    660,000.00
6405229623  Secondary  SFR         360      360  38.24   5.75  5/1/2006  5/1/2006   4/1/2036  3,793.23  5/1/2006    650,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  ---------  -------  -----  ------  ------  -----------  ---------

6270968917    474,000.00  C/O Refi  Reduced     810,000.00   4/1/2011  10.375    2.25       2    2.25  12 MO LIBOR   3/6/2006
6273882784    822,986.82  Purchase  Standard  1,030,000.00   3/1/2011   9.875    2.25       2    2.25  12 MO LIBOR  2/21/2006
6277847189    575,000.00  C/O Refi  Rapid       750,000.00   4/1/2011   10.75    2.25       2    2.25  12 MO LIBOR  3/17/2006
6278607558    440,000.00  Purchase  Standard    550,000.00   3/1/2011   10.75    2.25       2    2.25  12 MO LIBOR  2/15/2006
6279734062    646,508.10  Purchase  Rapid       810,000.00   3/1/2011  10.625    2.25       2    2.25  12 MO LIBOR  2/23/2006
6281053592    437,035.20  Purchase  Reduced     549,000.00   4/1/2011      12    2.25       2    2.25  12 MO LIBOR   3/7/2006
6285892433    470,000.00  Purchase  Standard    588,000.00   4/1/2011  10.125    2.25       2    2.25  12 MO LIBOR  3/15/2006
6287847591    708,000.00  Purchase  Standard    885,000.00   4/1/2011   10.75    2.25       2    2.25  12 MO LIBOR   3/3/2006
6300584791    615,000.00  Purchase  Rapid       907,000.00   4/1/2011  10.625    2.25       2    2.25  12 MO LIBOR  2/23/2006
6302469108    531,200.00  Purchase  Reduced     665,000.00   4/1/2011   10.75    2.25       2    2.25  12 MO LIBOR  3/14/2006
6308390027    430,000.00  C/O Refi  Standard    730,000.00   3/1/2011  11.125    2.25       2    2.25  12 MO LIBOR  2/23/2006
6308537148    504,000.00  Purchase  Rapid       630,000.00   4/1/2011    10.5    2.25       2    2.25  12 MO LIBOR   3/2/2006
6309822804    470,400.00  Purchase  Standard    600,000.00   3/1/2011  11.125    2.25       2    2.25  12 MO LIBOR  2/28/2006
6321085265    512,000.00  Purchase  Standard    699,000.00   4/1/2011  10.875    2.25       2    2.25  12 MO LIBOR  3/20/2006
6325600754    564,000.00  Purchase  Reduced     705,000.00   4/1/2011   10.75    2.25       2    2.25  12 MO LIBOR   3/7/2006
6327701980    533,602.30  Purchase  Reduced     670,000.00   3/1/2011   10.75    2.25       2    2.25  12 MO LIBOR  2/24/2006
6332015962    480,000.00  Purchase  SISA        600,000.00   4/1/2011   11.25    2.25       2    2.25  12 MO LIBOR  3/14/2006
6335744303    591,200.00  Purchase  SISA        739,000.00   4/1/2011  11.125    2.25       2    2.25  12 MO LIBOR  3/14/2006
6339726348    520,000.00  C/O Refi  Rapid     1,000,000.00   4/1/2011    11.5    2.25       2    2.25  12 MO LIBOR   3/3/2006
6339866367    528,000.00  Purchase  Standard    660,000.00   3/1/2011    10.5    2.25       2    2.25  12 MO LIBOR  2/15/2006
6341623475    580,000.00  Purchase  SISA        725,000.00   4/1/2011   11.25    2.25       2    2.25  12 MO LIBOR   3/1/2006
6342719348    512,000.00  R/T Refi  Standard    640,000.00   4/1/2011  10.875    2.25       2    2.25  12 MO LIBOR  3/10/2006
6345406489    568,900.80  Purchase  Rapid       712,000.00   4/1/2011   9.875    2.25       2    2.25  12 MO LIBOR  3/13/2006
6349678224    425,000.00  Purchase  Reduced     865,000.00   4/1/2011   10.25    2.25       2    2.25  12 MO LIBOR   3/3/2006
6350786460    500,000.00  Purchase  Reduced     886,000.00   3/1/2011    11.5    2.25       2    2.25  12 MO LIBOR  2/28/2006
6355094217    685,000.00  C/O Refi  Standard    980,000.00   4/1/2011  10.875    2.25       2    2.25  12 MO LIBOR   3/1/2006
6357171872    799,000.00  Purchase  Reduced   1,300,000.00   4/1/2011    9.75    2.25       2    2.25  12 MO LIBOR   3/3/2006
6358561386    645,000.00  C/O Refi  Standard    812,000.00   4/1/2011  11.125    2.25       2    2.25  12 MO LIBOR  3/13/2006
6366057344    430,000.00  R/T Refi  Standard    980,000.00   4/1/2011  10.875    2.25       2    2.25  12 MO LIBOR  3/16/2006
6370878628    550,000.00  Purchase  Reduced     970,000.00   3/1/2011    10.5    2.25       2    2.25  12 MO LIBOR  2/27/2006
6373118428    496,000.00  R/T Refi  Reduced     620,000.00   3/1/2011      11    2.25       2    2.25  12 MO LIBOR  2/23/2006
6376266521    589,454.61  Purchase  Reduced     755,000.00   3/1/2011  10.875    2.25       2    2.25  12 MO LIBOR  2/23/2006
6380804358    527,600.00  Purchase  Standard    660,000.00   4/1/2011  11.125    2.25       2    2.25  12 MO LIBOR  3/24/2006
6384375447    724,000.00  Purchase  Standard    905,000.00   4/1/2011  10.875    2.25       2    2.25  12 MO LIBOR  3/17/2006
6394339326    600,000.00  C/O Refi  Standard    785,000.00   4/1/2011  11.625    2.25       2    2.25  12 MO LIBOR  2/27/2006
6397090363    419,600.00  Purchase  Standard    528,000.00   4/1/2011  10.875    2.25       2    2.25  12 MO LIBOR  3/14/2006
6398231040    536,000.00  C/O Refi  Rapid       670,000.00   4/1/2011  11.625    2.25       2    2.25  12 MO LIBOR  2/27/2006
6400856180  1,000,000.00  Purchase  Reduced   1,575,000.00   3/1/2011      11    2.25       2    2.25  12 MO LIBOR  2/21/2006
6401459208    643,000.00  C/O Refi  Rapid       960,000.00   3/1/2011  11.625    2.25       2    2.25  12 MO LIBOR   2/3/2006
6403674267    659,150.42  Purchase  Standard    825,000.00   3/1/2011   9.625    2.25       2    2.25  12 MO LIBOR  2/27/2006
6405229623    650,000.00  R/T Refi  Reduced   1,700,000.00   4/1/2011   10.75    2.25       2    2.25  12 MO LIBOR   3/1/2006

LOANID      SERVICER
----------  ---------------

6270968917  Bank of America
6273882784  Bank of America
6277847189  Bank of America
6278607558  Bank of America
6279734062  Bank of America
6281053592  Bank of America
6285892433  Bank of America
6287847591  Bank of America
6300584791  Bank of America
6302469108  Bank of America
6308390027  Bank of America
6308537148  Bank of America
6309822804  Bank of America
6321085265  Bank of America
6325600754  Bank of America
6327701980  Bank of America
6332015962  Bank of America
6335744303  Bank of America
6339726348  Bank of America
6339866367  Bank of America
6341623475  Bank of America
6342719348  Bank of America
6345406489  Bank of America
6349678224  Bank of America
6350786460  Bank of America
6355094217  Bank of America
6357171872  Bank of America
6358561386  Bank of America
6366057344  Bank of America
6370878628  Bank of America
6373118428  Bank of America
6376266521  Bank of America
6380804358  Bank of America
6384375447  Bank of America
6394339326  Bank of America
6397090363  Bank of America
6398231040  Bank of America
6400856180  Bank of America
6401459208  Bank of America
6403674267  Bank of America
6405229623  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6406613908  Primary    SFR         360      360     80  6.625  5/1/2006  5/1/2006   4/1/2036  3,215.33  5/1/2006    582,400.00
6408918545  Primary    PUD         360      360     80   5.25  5/1/2006  5/1/2006   4/1/2036  1,995.00  5/1/2006    456,000.00
6409369607  Primary    SFR         360      360     80    6.5  5/1/2006  5/1/2006   4/1/2036  2,821.00  5/1/2006    520,800.00
6410467317  Primary    PUD         360      359     80   4.75  4/1/2006  4/1/2006   3/1/2036  2,274.39  4/1/2006    436,000.00
6410812405  Primary    Condo       360      359     70  5.125  4/1/2006  4/1/2006   3/1/2036  3,254.57  4/1/2006    597,730.00
6413020121  Primary    Condo       360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  2,610.30  5/1/2006    429,600.00
6425210769  Primary    SFR         360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  3,416.67  5/1/2006    656,000.00
6425359756  Primary    PUD         360      359     80  5.875  4/1/2006  4/1/2006   3/1/2036  4,233.92  4/1/2006    864,800.00
6427004699  Primary    PUD         360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  4,617.84  5/1/2006    760,000.00
6429060640  Primary    PUD         360      360     80   5.75  5/1/2006  5/1/2006   4/1/2036  3,047.50  5/1/2006    636,000.00
6433856686  Primary    SFR         360      357  59.57  5.875  2/1/2006  4/1/2006   1/1/2036  2,041.56  3/1/2006    417,000.00
6436695099  Primary    SFR         360      359   62.5   5.75  4/1/2006  4/1/2006   3/1/2036  2,515.63  4/1/2006    525,000.00
6440174511  Primary    PUD         360      360  77.97   5.25  5/1/2006  5/1/2006   4/1/2036  2,540.14  5/1/2006    460,000.00
6444092891  Primary    Condo       360      359     80  6.375  4/1/2006  5/1/2006   3/1/2036  2,869.81  4/1/2006    460,000.00
6444205238  Secondary  PUD         360      360     80  5.625  5/1/2006  5/1/2006   4/1/2036  4,500.00  5/1/2006    960,000.00
6445676593  Primary    SFR         360      358  79.42  5.625  3/1/2006  5/1/2006   2/1/2036  2,628.67  4/1/2006    456,637.00
6447135192  Primary    SFR         360      359     80   5.75  4/1/2006  4/1/2006   3/1/2036  2,338.33  4/1/2006    488,000.00
6447692416  Primary    SFR         360      360  79.98  5.875  5/1/2006  5/1/2006   4/1/2036  2,957.10  5/1/2006    499,900.00
6450086340  Primary    SFR         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  2,756.57  5/1/2006    466,000.00
6453046796  Primary    SFR         360      360  69.69  5.625  5/1/2006  5/1/2006   4/1/2036  4,687.50  5/1/2006  1,000,000.00
6456749511  Primary    SFR         360      360     80   5.25  5/1/2006  5/1/2006   4/1/2036  2,695.00  5/1/2006    616,000.00
6457185350  Primary    SFR         360      360  63.64      6  5/1/2006  5/1/2006   4/1/2036  2,625.00  5/1/2006    525,000.00
6458550347  Primary    SFR         360      359  55.94  5.875  4/1/2006  4/1/2006   3/1/2036  3,342.19  4/1/2006    565,000.00
6462621498  Primary    SFR         360      360  67.71  6.125  5/1/2006  5/1/2006   4/1/2036  2,522.99  5/1/2006    494,300.00
6466945232  Primary    PUD         360      360  68.63   6.25  5/1/2006  5/1/2006   4/1/2036  2,734.37  5/1/2006    525,000.00
6470141893  Primary    SFR         360      359  78.83   6.75  4/1/2006  4/1/2006   3/1/2036  2,833.03  4/1/2006    436,792.00
6470412997  Primary    SFR         360      360  61.49    5.5  5/1/2006  5/1/2006   4/1/2036  3,455.83  5/1/2006    754,500.00
6475176381  Primary    SFR         360      359  68.84  6.375  4/1/2006  5/1/2006   3/1/2036  3,931.25  4/1/2006    740,000.00
6477897802  Primary    SFR         360      359     80   5.75  4/1/2006  4/1/2006   3/1/2036  2,847.84  4/1/2006    488,000.00
6479158989  Primary    SFR         360      360     80  5.625  5/1/2006  5/1/2006   4/1/2036  3,292.76  5/1/2006    572,000.00
6482119291  Primary    SFR         360      360  76.87  6.125  5/1/2006  5/1/2006   4/1/2036  2,628.65  5/1/2006    515,000.00
6483621436  Primary    Condo       360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  2,350.00  5/1/2006    480,000.00
6484433138  Primary    PUD         360      359     80  5.625  4/1/2006  5/1/2006   3/1/2036  2,700.00  4/1/2006    576,000.00
6488272672  Primary    SFR         360      360     80   5.25  5/1/2006  5/1/2006   4/1/2036  2,955.40  5/1/2006    535,200.00
6493139288  Primary    SFR         360      360   79.5      6  5/1/2006  5/1/2006   4/1/2036  2,395.00  5/1/2006    479,000.00
6493818279  Secondary  SFR         360      360     75   6.25  5/1/2006  5/1/2006   4/1/2036  5,742.19  5/1/2006  1,102,500.00
6495582931  Primary    SFR         360      359     70      5  4/1/2006  5/1/2006   3/1/2036  3,738.97  4/1/2006    696,500.00
6496114239  Primary    SFR         360      360  76.94  5.875  5/1/2006  5/1/2006   4/1/2036  2,957.08  5/1/2006    604,000.00
6505377397  Primary    SFR         360      360  57.78   5.75  5/1/2006  5/1/2006   4/1/2036  3,354.17  5/1/2006    700,000.00
6506393617  Primary    PUD         360      360  74.93  6.125  5/1/2006  5/1/2006   4/1/2036  3,409.58  5/1/2006    668,000.00
6506936258  Secondary  PUD         360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  3,297.29  5/1/2006    646,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ----------

6406613908    582,400.00  Purchase  Standard    728,000.00  4/1/2011   11.625   2.25       2    2.25  12 MO LIBOR    3/7/2006
6408918545    456,000.00  Purchase  Standard    570,000.00  4/1/2011    10.25   2.25       2    2.25  12 MO LIBOR   3/15/2006
6409369607    520,800.00  Purchase  Rapid       651,000.00  4/1/2011     11.5   2.25       2    2.25  12 MO LIBOR    3/7/2006
6410467317    435,451.44  Purchase  Rapid       560,000.00  3/1/2011     9.75   2.25       2    2.25  12 MO LIBOR   2/16/2006
6410812405    597,028.24  Purchase  Reduced     950,000.00  3/1/2011   10.125   2.25       2    2.25  12 MO LIBOR    3/1/2006
6413020121    429,600.00  Purchase  Reduced     550,000.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR    3/6/2006
6425210769    656,000.00  Purchase  SISA        820,000.00  4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/10/2006
6425359756    864,800.00  Purchase  SISA      1,081,000.00  3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   2/16/2006
6427004699    760,000.00  Purchase  SISA        950,000.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR    3/6/2006
6429060640    636,000.00  Purchase  Standard    795,000.00  4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   2/10/2006
6433856686    417,000.00  R/T Refi  Reduced     700,000.00  1/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  12/21/2005
6436695099    525,000.00  R/T Refi  Reduced     840,000.00  3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   2/14/2006
6440174511    460,000.00  Purchase  Reduced     590,000.00  4/1/2011    10.25   2.25       2    2.25  12 MO LIBOR    3/3/2006
6444092891    459,573.94  Purchase  Standard    575,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/27/2006
6444205238    960,000.00  Purchase  Standard  1,250,000.00  4/1/2011   10.625   2.25       2    2.25  12 MO LIBOR   3/21/2006
6445676593    455,658.35  Purchase  Standard    575,000.00  4/1/2010   10.625   2.25       2    2.25  12 MO LIBOR   3/15/2005
6447135192    488,000.00  Purchase  Reduced     615,000.00  3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR    3/1/2006
6447692416    499,900.00  Purchase  Rapid       625,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/21/2006
6450086340    466,000.00  Purchase  SISA        598,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/15/2006
6453046796  1,000,000.00  Purchase  Reduced   1,435,000.00  4/1/2011   10.625   2.25       2    2.25  12 MO LIBOR   3/13/2006
6456749511    616,000.00  Purchase  Reduced     770,000.00  4/1/2011    10.25   2.25       2    2.25  12 MO LIBOR   2/28/2006
6457185350    525,000.00  R/T Refi  Standard    825,000.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR   3/20/2006
6458550347    564,423.96  C/O Refi  Reduced   1,010,000.00  3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   2/10/2006
6462621498    494,300.00  R/T Refi  Standard    730,000.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   3/21/2006
6466945232    525,000.00  C/O Refi  Rapid       765,000.00  4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/22/2006
6470141893    436,415.93  Purchase  Reduced     555,000.00  3/1/2011    11.75   2.25       2    2.25  12 MO LIBOR   2/10/2006
6470412997    754,000.00  R/T Refi  Standard  1,227,000.00  4/1/2011     10.5   2.25       2    2.25  12 MO LIBOR   3/15/2006
6475176381    740,000.00  R/T Refi  Rapid     1,075,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/21/2006
6477897802    487,490.49  Purchase  Standard    610,000.00  3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   2/24/2006
6479158989    572,000.00  R/T Refi  Reduced     715,000.00  4/1/2011   10.625   2.25       2    2.25  12 MO LIBOR    3/2/2006
6482119291    515,000.00  R/T Refi  Standard    670,000.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR    3/8/2006
6483621436    480,000.00  Purchase  Reduced     600,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   2/24/2006
6484433138    576,000.00  Purchase  Rapid       720,000.00  3/1/2011   10.625   2.25       2    2.25  12 MO LIBOR    2/7/2006
6488272672    535,200.00  Purchase  Reduced     669,000.00  4/1/2011    10.25   2.25       2    2.25  12 MO LIBOR   2/28/2006
6493139288    479,000.00  Purchase  Reduced     602,500.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR   3/14/2006
6493818279  1,102,500.00  Purchase  Standard  1,470,000.00  4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR    3/3/2006
6495582931    695,663.11  Purchase  Rapid       995,000.00  3/1/2011       10   2.25       2    2.25  12 MO LIBOR   2/27/2006
6496114239    604,000.00  C/O Refi  Standard    785,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/10/2006
6505377397    700,000.00  Purchase  Reduced   1,240,000.00  4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   3/14/2006
6506393617    668,000.00  R/T Refi  Rapid       891,500.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   3/13/2006
6506936258    646,000.00  Purchase  Rapid       810,000.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   3/15/2006

LOANID      SERVICER
----------  ---------------

6406613908  Bank of America
6408918545  Bank of America
6409369607  Bank of America
6410467317  Bank of America
6410812405  Bank of America
6413020121  Bank of America
6425210769  Bank of America
6425359756  Bank of America
6427004699  Bank of America
6429060640  Bank of America
6433856686  Bank of America
6436695099  Bank of America
6440174511  Bank of America
6444092891  Bank of America
6444205238  Bank of America
6445676593  Bank of America
6447135192  Bank of America
6447692416  Bank of America
6450086340  Bank of America
6453046796  Bank of America
6456749511  Bank of America
6457185350  Bank of America
6458550347  Bank of America
6462621498  Bank of America
6466945232  Bank of America
6470141893  Bank of America
6470412997  Bank of America
6475176381  Bank of America
6477897802  Bank of America
6479158989  Bank of America
6482119291  Bank of America
6483621436  Bank of America
6484433138  Bank of America
6488272672  Bank of America
6493139288  Bank of America
6493818279  Bank of America
6495582931  Bank of America
6496114239  Bank of America
6505377397  Bank of America
6506393617  Bank of America
6506936258  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6508988075  Primary    SFR         360      359  89.06      6  4/1/2006  4/1/2006   3/1/2036  3,562.50  4/1/2006    712,500.00
6511903004  Primary    SFR         360      359     80   5.75  4/1/2006  4/1/2006   3/1/2036  2,798.33  4/1/2006    584,000.00
6512454684  Primary    SFR         360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  2,953.75  5/1/2006    556,000.00
6520338622  Primary    Condo       360      360     80    6.5  5/1/2006  5/1/2006   4/1/2036  2,769.48  5/1/2006    511,288.00
6527594946  Primary    PUD         360      360   63.4    5.5  5/1/2006  5/1/2006   4/1/2036  1,914.92  5/1/2006    417,800.00
6531838271  Primary    SFR         360      360     75  4.625  5/1/2006  5/1/2006   4/1/2036  3,685.55  5/1/2006    956,250.00
6533729841  Primary    Condo       360      360  75.27   5.75  5/1/2006  5/1/2006   4/1/2036  2,362.29  5/1/2006    493,000.00
6535110255  Primary    SFR         360      360     80   5.75  5/1/2006  5/1/2006   4/1/2036  3,347.38  5/1/2006    573,600.00
6535676693  Primary    SFR         360      359     80  5.375  4/1/2006  4/1/2006   3/1/2036  3,608.46  4/1/2006    644,400.00
6536574079  Primary    PUD         360      360  74.36      5  5/1/2006  5/1/2006   4/1/2036  1,812.50  5/1/2006    435,000.00
6540135404  Primary    PUD         360      359     80  5.625  4/1/2006  4/1/2006   3/1/2036  3,018.65  4/1/2006    643,979.00
6541467608  Secondary  SFR         360      360  72.46    5.5  5/1/2006  5/1/2006   4/1/2036  2,291.67  5/1/2006    500,000.00
6545446665  Primary    PUD         360      359     80      6  4/1/2006  4/1/2006   3/1/2036  3,645.27  4/1/2006    608,000.00
6547908902  Primary    PUD         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  2,056.25  5/1/2006    420,000.00
6548947289  Primary    SFR         360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  2,303.50  5/1/2006    433,600.00
6550015595  Primary    SFR         360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  2,465.00  5/1/2006    464,000.00
6550681115  Primary    SFR         360      360  63.94  6.125  5/1/2006  5/1/2006   4/1/2036  2,317.29  5/1/2006    454,000.00
6556738232  Primary    PUD         360      360     80      6  5/1/2006  5/1/2006   4/1/2036  3,040.00  5/1/2006    608,000.00
6557870489  Primary    SFR         360      360  73.85  6.375  5/1/2006  5/1/2006   4/1/2036  2,550.00  5/1/2006    480,000.00
6560013036  Primary    PUD         360      359     80   5.75  4/1/2006  4/1/2006   3/1/2036  3,127.96  4/1/2006    536,000.00
6561510485  Primary    PUD         360      359  45.43  5.625  4/1/2006  4/1/2006   3/1/2036  4,183.90  4/1/2006    726,804.00
6562443769  Primary    SFR         360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  3,058.33  5/1/2006    587,200.00
6563804464  Primary    PUD         360      360  66.89      6  5/1/2006  5/1/2006   4/1/2036  5,000.00  5/1/2006  1,000,000.00
6565682470  Primary    SFR         360      360     80      6  5/1/2006  5/1/2006   4/1/2036  3,600.00  5/1/2006    720,000.00
6566438997  Primary    Condo       360      360     80  5.125  5/1/2006  5/1/2006   4/1/2036  2,525.99  5/1/2006    463,920.00
6571123428  Primary    PUD         360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  3,409.58  5/1/2006    668,000.00
6572246806  Primary    PUD         360      359     80  5.625  4/1/2006  4/1/2006   3/1/2036  4,512.69  4/1/2006    783,920.00
6572451661  Secondary  Condo       360      359  62.11      6  4/1/2006  5/1/2006   3/1/2036  2,997.76  4/1/2006    500,000.00
6575066185  Primary    SFR         360      359  74.36  5.625  4/1/2006  4/1/2006   3/1/2036  2,718.75  4/1/2006    580,000.00
6576967589  Primary    PUD         360      360  73.13  5.875  5/1/2006  5/1/2006   4/1/2036  2,148.05  5/1/2006    438,750.00
6577418541  Secondary  Condo       360      360  63.29  5.875  5/1/2006  5/1/2006   4/1/2036  2,447.92  5/1/2006    500,000.00
6583150914  Primary    PUD         360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  2,960.42  5/1/2006    580,000.00
6584964313  Primary    SFR         360      360     80  4.875  5/1/2006  5/1/2006   4/1/2036  2,958.26  5/1/2006    558,996.00
6586186089  Primary    SFR         360      360  79.97   5.75  5/1/2006  5/1/2006   4/1/2036  2,471.54  5/1/2006    515,800.00
6587932606  Primary    SFR         360      360  65.79  6.375  5/1/2006  5/1/2006   4/1/2036  6,640.63  5/1/2006  1,250,000.00
6589478178  Secondary  Condo       360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  2,337.50  5/1/2006    440,000.00
6592117706  Primary    PUD         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  2,585.00  5/1/2006    528,000.00
6593456962  Primary    PUD         360      360     80  5.625  5/1/2006  5/1/2006   4/1/2036  2,400.00  5/1/2006    512,000.00
6594751759  Primary    SFR         360      360     80   5.75  5/1/2006  5/1/2006   4/1/2036  2,089.17  5/1/2006    436,000.00
6596136702  Primary    Condo       360      360  61.67   5.75  5/1/2006  5/1/2006   4/1/2036  2,539.58  5/1/2006    530,000.00
6598319454  Primary    SFR         360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  3,358.42  5/1/2006    538,320.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ---------

6508988075    712,500.00  R/T Refi  Reduced     800,000.00  3/1/2011       11   2.25       2    2.25  12 MO LIBOR  2/16/2006
6511903004    584,000.00  Purchase  Standard    730,000.00  3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR  2/28/2006
6512454684    556,000.00  Purchase  Reduced     695,000.00  4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  3/23/2006
6520338622    511,288.00  Purchase  Rapid       640,000.00  4/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   3/9/2006
6527594946    417,800.00  Purchase  Reduced     675,000.00  4/1/2011     10.5   2.25       2    2.25  12 MO LIBOR  3/14/2006
6531838271    956,250.00  Purchase  Standard  1,275,000.00  4/1/2011    9.625   2.25       2    2.25  12 MO LIBOR   3/7/2006
6533729841    493,000.00  R/T Refi  Reduced     655,000.00  4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR  3/22/2006
6535110255    573,600.00  Purchase  Reduced     717,000.00  4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR  3/21/2006
6535676693    643,677.92  Purchase  Reduced     805,500.00  3/1/2011   10.375   2.25       2    2.25  12 MO LIBOR  2/14/2006
6536574079    435,000.00  Purchase  Rapid       585,000.00  4/1/2011       10   2.25       2    2.25  12 MO LIBOR   3/6/2006
6540135404    643,979.00  Purchase  Rapid     1,010,000.00  3/1/2011   10.625   2.25       2    2.25  12 MO LIBOR  2/24/2006
6541467608    500,000.00  R/T Refi  Rapid       690,000.00  4/1/2011     10.5   2.25       2    2.25  12 MO LIBOR  3/10/2006
6545446665    607,394.73  Purchase  SISA        760,000.00  3/1/2011       11   2.25       2    2.25  12 MO LIBOR  2/21/2006
6547908902    420,000.00  C/O Refi  Rapid       525,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/3/2006
6548947289    433,600.00  R/T Refi  Reduced     542,000.00  4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   3/6/2006
6550015595    464,000.00  Purchase  SISA        580,000.00  4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  3/14/2006
6550681115    454,000.00  C/O Refi  Rapid       710,000.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR  3/13/2006
6556738232    608,000.00  C/O Refi  Standard    760,000.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR   3/7/2006
6557870489    480,000.00  R/T Refi  Reduced     650,000.00  4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   3/7/2006
6560013036    535,239.42  Purchase  Reduced     720,000.00  3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR  2/24/2006
6561510485    726,026.99  R/T Refi  Reduced   1,600,000.00  3/1/2011   10.625   2.25       2    2.25  12 MO LIBOR   2/6/2006
6562443769    587,200.00  R/T Refi  SISA        734,000.00  4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR  2/27/2006
6563804464  1,000,000.00  Purchase  Reduced   1,495,000.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR  3/20/2006
6565682470    720,000.00  R/T Refi  SISA        900,000.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR  3/22/2006
6566438997    463,920.00  Purchase  Reduced     580,000.00  4/1/2011   10.125   2.25       2    2.25  12 MO LIBOR  3/16/2006
6571123428    668,000.00  Purchase  SISA        835,000.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR  2/21/2006
6572246806    783,081.94  Purchase  Rapid       985,000.00  3/1/2011   10.625   2.25       2    2.25  12 MO LIBOR   2/1/2006
6572451661    499,502.24  Purchase  Reduced     850,000.00  3/1/2011       11   2.25       2    2.25  12 MO LIBOR  2/24/2006
6575066185    580,000.00  C/O Refi  Rapid       780,000.00  3/1/2011   10.625   2.25       2    2.25  12 MO LIBOR  2/17/2006
6576967589    438,750.00  C/O Refi  Rapid       600,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/1/2006
6577418541    500,000.00  C/O Refi  Reduced     790,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  3/15/2006
6583150914    580,000.00  Purchase  Rapid       725,000.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   3/2/2006
6584964313    558,996.00  Purchase  Reduced     699,000.00  4/1/2011    9.875   2.25       2    2.25  12 MO LIBOR   3/6/2006
6586186089    515,800.00  R/T Refi  Rapid       645,000.00  4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   3/2/2006
6587932606  1,250,000.00  C/O Refi  Standard  1,900,000.00  4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  3/16/2006
6589478178    440,000.00  Purchase  Rapid       560,000.00  4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  3/24/2006
6592117706    528,000.00  Purchase  Rapid       660,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/1/2006
6593456962    512,000.00  Purchase  SISA        640,000.00  4/1/2011   10.625   2.25       2    2.25  12 MO LIBOR   3/3/2006
6594751759    436,000.00  Purchase  Reduced     545,000.00  4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   3/6/2006
6596136702    530,000.00  Purchase  Rapid       860,000.00  4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR  3/20/2006
6598319454    538,320.00  Purchase  Reduced     674,500.00  4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  3/22/2006

LOANID      SERVICER
----------  ---------------

6508988075  Bank of America
6511903004  Bank of America
6512454684  Bank of America
6520338622  Bank of America
6527594946  Bank of America
6531838271  Bank of America
6533729841  Bank of America
6535110255  Bank of America
6535676693  Bank of America
6536574079  Bank of America
6540135404  Bank of America
6541467608  Bank of America
6545446665  Bank of America
6547908902  Bank of America
6548947289  Bank of America
6550015595  Bank of America
6550681115  Bank of America
6556738232  Bank of America
6557870489  Bank of America
6560013036  Bank of America
6561510485  Bank of America
6562443769  Bank of America
6563804464  Bank of America
6565682470  Bank of America
6566438997  Bank of America
6571123428  Bank of America
6572246806  Bank of America
6572451661  Bank of America
6575066185  Bank of America
6576967589  Bank of America
6577418541  Bank of America
6583150914  Bank of America
6584964313  Bank of America
6586186089  Bank of America
6587932606  Bank of America
6589478178  Bank of America
6592117706  Bank of America
6593456962  Bank of America
6594751759  Bank of America
6596136702  Bank of America
6598319454  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------

6611109031  Primary    Condo       360      359     80   5.75  4/1/2006  5/1/2006   3/1/2036  2,242.50  4/1/2006  468,000.00
6612131489  Primary    SFR         360      359     80    5.5  4/1/2006  4/1/2006   3/1/2036  2,449.90  4/1/2006  431,480.00
6614916051  Primary    SFR         360      359     80  5.875  4/1/2006  4/1/2006   3/1/2036  2,095.42  4/1/2006  428,000.00
6616332927  Primary    SFR         360      360     80  6.625  5/1/2006  5/1/2006   4/1/2036  4,111.92  5/1/2006  744,800.00
6621047445  Primary    SFR         360      360  69.01      6  5/1/2006  5/1/2006   4/1/2036  3,117.67  5/1/2006  520,000.00
6632249246  Primary    SFR         360      359  57.06   5.75  4/1/2006  4/1/2006   3/1/2036  4,374.79  4/1/2006  913,000.00
6633436644  Primary    PUD         360      360  58.06   5.75  5/1/2006  5/1/2006   4/1/2036  2,156.25  5/1/2006  450,000.00
6635387597  Primary    SFR         360      360     80    4.5  5/1/2006  5/1/2006   4/1/2036  2,736.11  5/1/2006  540,000.00
6636182906  Primary    SFR         360      360  34.67   6.25  5/1/2006  5/1/2006   4/1/2036  2,437.50  5/1/2006  468,000.00
6636227909  Primary    SFR         360      359  75.63  6.125  4/1/2006  5/1/2006   3/1/2036  2,470.16  4/1/2006  484,000.00
6637899649  Primary    SFR         360      356  79.56  6.875  1/1/2006  4/1/2006  12/1/2035  2,073.96  3/1/2006  362,000.00
6637901833  Primary    Condo       360      359  77.36      6  4/1/2006  4/1/2006   3/1/2036  2,850.00  4/1/2006  570,000.00
6649288831  Primary    PUD         360      360     80      6  5/1/2006  5/1/2006   4/1/2036  2,720.00  5/1/2006  544,000.00
6654777207  Primary    PUD         360      360     80  5.625  5/1/2006  5/1/2006   4/1/2036  2,396.25  5/1/2006  511,200.00
6655953153  Primary    SFR         360      360  64.71   5.25  5/1/2006  5/1/2006   4/1/2036  3,644.55  5/1/2006  660,000.00
6663407788  Secondary  SFR         360      359     80   5.75  4/1/2006  5/1/2006   3/1/2036  3,734.87  4/1/2006  640,000.00
6664290498  Primary    SFR         360      360     80    5.5  5/1/2006  5/1/2006   4/1/2036  3,633.85  5/1/2006  640,000.00
6665718299  Primary    PUD         360      360     80  5.375  5/1/2006  5/1/2006   4/1/2036  2,508.33  5/1/2006  560,000.00
6673898125  Primary    Condo       360      359     80    5.5  4/1/2006  5/1/2006   3/1/2036  2,878.33  4/1/2006  628,000.00
6675992082  Primary    PUD         360      357     80   7.25  2/1/2006  4/1/2006   1/1/2036  1,851.17  3/1/2006  306,400.00
6678961209  Primary    SFR         360      359  70.33  6.125  4/1/2006  5/1/2006   3/1/2036  3,517.79  4/1/2006  689,200.00
6680335426  Primary    Condo       360      359  73.88    6.5  4/1/2006  4/1/2006   3/1/2036  3,033.33  4/1/2006  560,000.00
6684734590  Primary    SFR         360      359     80  6.375  4/1/2006  4/1/2006   3/1/2036  2,873.00  4/1/2006  540,800.00
6690937484  Primary    Condo       360      360     75  6.125  5/1/2006  5/1/2006   4/1/2036  3,923.83  5/1/2006  768,750.00
6698481279  Primary    SFR         360      360     80  5.375  5/1/2006  5/1/2006   4/1/2036  3,672.92  5/1/2006  820,000.00
6705219431  Primary    SFR         360      359     80  5.625  4/1/2006  5/1/2006   3/1/2036  2,175.00  4/1/2006  464,000.00
6707136294  Primary    SFR         360      360  67.44   5.75  5/1/2006  5/1/2006   4/1/2036  3,354.17  5/1/2006  700,000.00
6708820516  Primary    SFR         360      360     80      6  5/1/2006  5/1/2006   4/1/2036  3,200.00  5/1/2006  640,000.00
6709320516  Primary    PUD         360      360     80   5.75  5/1/2006  5/1/2006   4/1/2036  4,101.67  5/1/2006  856,000.00
6710600989  Primary    Condo       360      359  62.73   5.75  4/1/2006  4/1/2006   3/1/2036  2,419.79  4/1/2006  505,000.00
6714228894  Primary    SFR         360      360  69.38      6  5/1/2006  5/1/2006   4/1/2036  3,642.50  5/1/2006  728,500.00
6714612196  Primary    PUD         360      357     80   6.75  2/1/2006  4/1/2006   1/1/2036  1,462.50  3/1/2006  260,000.00
6726631630  Primary    PUD         360      359     80      6  4/1/2006  5/1/2006   3/1/2036  2,500.00  4/1/2006  500,000.00
6728697746  Primary    Condo       360      360     80   5.75  5/1/2006  5/1/2006   4/1/2036  2,146.67  5/1/2006  448,000.00
6730773519  Secondary  Condo       360      359     80  5.875  4/1/2006  4/1/2006   3/1/2036  2,071.45  4/1/2006  423,104.00
6732779514  Primary    SFR         360      359     80      6  4/1/2006  4/1/2006   3/1/2036  3,440.00  4/1/2006  688,000.00
6734700799  Primary    PUD         360      360     80      5  5/1/2006  5/1/2006   4/1/2036  1,800.00  5/1/2006  432,000.00
6741828005  Primary    PUD         360      359     75  4.875  4/1/2006  5/1/2006   3/1/2036  1,742.87  4/1/2006  429,013.00
6742028605  Secondary  Condo       360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  2,500.00  5/1/2006  480,000.00
6746899415  Primary    SFR         360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  2,271.65  5/1/2006  463,996.00
6754891783  Primary    Condo       360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  3,785.85  5/1/2006  640,000.00

LOANID      COBAL       PURPOSE   DOC       OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ----------  --------  --------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

6611109031  468,000.00  Purchase  Standard    585,000.00   3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   2/16/2006
6612131489  431,007.72  Purchase  Rapid       555,000.00   3/1/2011     10.5   2.25       2    2.25  12 MO LIBOR   2/22/2006
6614916051  428,000.00  Purchase  Rapid       535,000.00   3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   2/16/2006
6616332927  744,800.00  Purchase  SISA        932,000.00   4/1/2011   11.625   2.25       2    2.25  12 MO LIBOR    3/6/2006
6621047445  520,000.00  Purchase  Standard    765,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR   3/23/2006
6632249246  913,000.00  R/T Refi  Rapid     1,600,000.00   3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   2/13/2006
6633436644  450,000.00  C/O Refi  Rapid       775,000.00   4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   3/16/2006
6635387597  540,000.00  Purchase  Standard    675,000.00   4/1/2011      9.5   2.25       2    2.25  12 MO LIBOR   3/16/2006
6636182906  468,000.00  R/T Refi  Reduced   1,350,000.00   4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR    3/3/2006
6636227909  483,948.93  R/T Refi  Standard    640,000.00   3/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   2/23/2006
6637899649  361,999.96  R/T Refi  SISA        455,000.00  12/1/2010   11.875   2.25       2    2.25  12 MO LIBOR  11/17/2005
6637901833  570,000.00  Purchase  Rapid       850,000.00   3/1/2011       11   2.25       2    2.25  12 MO LIBOR   2/15/2006
6649288831  544,000.00  Purchase  Reduced     680,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR   3/24/2006
6654777207  511,200.00  Purchase  SISA        640,000.00   4/1/2011   10.625   2.25       2    2.25  12 MO LIBOR   3/22/2006
6655953153  660,000.00  Purchase  Reduced   1,020,000.00   4/1/2011    10.25   2.25       2    2.25  12 MO LIBOR   2/21/2006
6663407788  639,331.80  Purchase  SISA        810,000.00   3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   2/24/2006
6664290498  640,000.00  Purchase  Reduced     825,000.00   4/1/2011     10.5   2.25       2    2.25  12 MO LIBOR    3/6/2006
6665718299  560,000.00  Purchase  Reduced     735,000.00   4/1/2011   10.375   2.25       2    2.25  12 MO LIBOR   3/13/2006
6673898125  628,000.00  Purchase  Reduced     788,000.00   3/1/2011     10.5   2.25       2    2.25  12 MO LIBOR   2/28/2006
6675992082  306,400.00  Purchase  SISA        383,000.00   1/1/2011    12.25   2.25       2    2.25  12 MO LIBOR  12/20/2005
6678961209  689,200.00  C/O Refi  Rapid       980,000.00   3/1/2011   11.125   2.25       2    2.25  12 MO LIBOR    3/1/2006
6680335426  560,000.00  Purchase  Reduced     758,000.00   3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   2/28/2006
6684734590  540,800.00  Purchase  Standard    695,000.00   3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR   2/24/2006
6690937484  768,750.00  Purchase  Reduced   1,460,000.00   4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   3/15/2006
6698481279  820,000.00  Purchase  Rapid     1,025,000.00   4/1/2011   10.375   2.25       2    2.25  12 MO LIBOR   3/20/2006
6705219431  464,000.00  Purchase  Reduced     580,000.00   3/1/2011   10.625   2.25       2    2.25  12 MO LIBOR    2/9/2006
6707136294  700,000.00  Purchase  Rapid     1,038,000.00   4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR    3/8/2006
6708820516  640,000.00  Purchase  Rapid       993,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR   3/20/2006
6709320516  856,000.00  Purchase  SISA      1,070,000.00   4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   3/16/2006
6710600989  505,000.00  Purchase  Reduced     820,000.00   3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR    2/9/2006
6714228894  728,500.00  R/T Refi  Reduced   1,050,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR    3/9/2006
6714612196  260,000.00  Purchase  SISA        340,000.00   1/1/2011    11.75   2.25       2    2.25  12 MO LIBOR  12/21/2005
6726631630  500,000.00  C/O Refi  Standard    625,000.00   3/1/2011       11   2.25       2    2.25  12 MO LIBOR   2/23/2006
6728697746  448,000.00  Purchase  Standard    560,000.00   4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   2/28/2006
6730773519  423,104.00  Purchase  Rapid       529,000.00   3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR    2/7/2006
6732779514  688,000.00  Purchase  SISA        860,000.00   3/1/2011       11   2.25       2    2.25  12 MO LIBOR   2/23/2006
6734700799  432,000.00  C/O Refi  Standard    540,000.00   4/1/2011       10   2.25       2    2.25  12 MO LIBOR   3/14/2006
6741828005  429,013.00  Purchase  Standard    572,018.60   3/1/2011    9.875   2.25       2    2.25  12 MO LIBOR   2/27/2006
6742028605  480,000.00  Purchase  Standard    600,000.00   4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/10/2006
6746899415  463,996.00  Purchase  Reduced     580,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/24/2006
6754891783  640,000.00  Purchase  Rapid       840,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/17/2006

LOANID      SERVICER
----------  ---------------

6611109031  Bank of America
6612131489  Bank of America
6614916051  Bank of America
6616332927  Bank of America
6621047445  Bank of America
6632249246  Bank of America
6633436644  Bank of America
6635387597  Bank of America
6636182906  Bank of America
6636227909  Bank of America
6637899649  Bank of America
6637901833  Bank of America
6649288831  Bank of America
6654777207  Bank of America
6655953153  Bank of America
6663407788  Bank of America
6664290498  Bank of America
6665718299  Bank of America
6673898125  Bank of America
6675992082  Bank of America
6678961209  Bank of America
6680335426  Bank of America
6684734590  Bank of America
6690937484  Bank of America
6698481279  Bank of America
6705219431  Bank of America
6707136294  Bank of America
6708820516  Bank of America
6709320516  Bank of America
6710600989  Bank of America
6714228894  Bank of America
6714612196  Bank of America
6726631630  Bank of America
6728697746  Bank of America
6730773519  Bank of America
6732779514  Bank of America
6734700799  Bank of America
6741828005  Bank of America
6742028605  Bank of America
6746899415  Bank of America
6754891783  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6756542277  Primary    SFR         360      360  79.91    5.5  5/1/2006  5/1/2006   4/1/2036  2,618.00  5/1/2006    571,200.00
6759043232  Primary    PUD         360      360  48.53    6.5  5/1/2006  5/1/2006   4/1/2036  2,681.25  5/1/2006    495,000.00
6760230299  Primary    PUD         360      360     75      6  5/1/2006  5/1/2006   4/1/2036  4,875.00  5/1/2006    975,000.00
6761860334  Primary    PUD         360      360  77.14  6.625  5/1/2006  5/1/2006   4/1/2036  3,726.56  5/1/2006    675,000.00
6766375759  Primary    PUD         360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  4,827.23  5/1/2006    784,000.00
6774369042  Primary    SFR         360      360  21.14  5.625  5/1/2006  5/1/2006   4/1/2036  4,687.50  5/1/2006  1,000,000.00
6775344846  Primary    PUD         360      360  79.95  6.125  5/1/2006  5/1/2006   4/1/2036  4,833.55  5/1/2006    795,500.00
6775440321  Primary    SFR         360      360  79.12  5.875  5/1/2006  5/1/2006   4/1/2036  2,893.44  5/1/2006    591,000.00
6775459347  Primary    SFR         360      360  65.25  6.125  5/1/2006  5/1/2006   4/1/2036  5,134.31  5/1/2006    845,000.00
6776755404  Primary    PUD         360      359     80    5.5  4/1/2006  4/1/2006   3/1/2036  2,838.95  4/1/2006    500,000.00
6783300152  Secondary  Condo       360      360  79.07  5.875  5/1/2006  5/1/2006   4/1/2036  4,022.46  5/1/2006    680,000.00
6783672659  Primary    SFR         360      360  78.91      5  5/1/2006  5/1/2006   4/1/2036  1,808.33  5/1/2006    434,000.00
6787171096  Primary    SFR         360      359  51.04   6.25  4/1/2006  4/1/2006   3/1/2036  2,760.42  4/1/2006    530,000.00
6789262000  Primary    Condo       360      360  79.97   5.25  5/1/2006  5/1/2006   4/1/2036  2,629.38  5/1/2006    601,000.00
6791021782  Primary    PUD         360      359     80   5.75  4/1/2006  5/1/2006   3/1/2036  3,891.27  4/1/2006    666,800.00
6795122693  Primary    PUD         360      359  66.68  4.875  4/1/2006  4/1/2006   3/1/2036  2,654.84  4/1/2006    653,500.00
6798787179  Primary    SFR         360      359     80      6  4/1/2006  4/1/2006   3/1/2036  2,944.84  4/1/2006    588,968.00
6800459023  Primary    SFR         360      359     80  6.875  4/1/2006  4/1/2006   3/1/2036  3,678.81  4/1/2006    560,000.00
6800780345  Primary    Condo       360      360     80  5.625  5/1/2006  5/1/2006   4/1/2036  3,225.00  5/1/2006    688,000.00
6803056925  Primary    SFR         360      360     75    5.5  5/1/2006  5/1/2006   4/1/2036  3,875.97  5/1/2006    845,666.00
6804931878  Primary    SFR         360      360  37.22   6.25  5/1/2006  5/1/2006   4/1/2036  2,374.48  5/1/2006    455,900.00
6806366875  Primary    PUD         360      359     80  5.625  4/1/2006  5/1/2006   3/1/2036  2,253.15  4/1/2006    480,672.00
6809908970  Primary    SFR         360      359     80  6.375  4/1/2006  4/1/2006   3/1/2036  2,745.03  4/1/2006    440,000.00
6810949666  Primary    PUD         360      360     80      6  5/1/2006  5/1/2006   4/1/2036  2,724.36  5/1/2006    454,400.00
6814309313  Primary    PUD         360      359  74.07  5.125  4/1/2006  4/1/2006   3/1/2036  2,135.42  4/1/2006    500,000.00
6818284652  Primary    PUD         360      360     80    5.5  5/1/2006  5/1/2006   4/1/2036  2,896.67  5/1/2006    632,000.00
6830342736  Primary    PUD         360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  3,185.00  5/1/2006    624,000.00
6830853294  Primary    SFR         360      360  47.62   6.25  5/1/2006  5/1/2006   4/1/2036  2,604.17  5/1/2006    500,000.00
6832530858  Primary    SFR         360      360  73.01  5.875  5/1/2006  5/1/2006   4/1/2036  3,087.83  5/1/2006    522,000.00
6834124676  Primary    SFR         360      359   8.33  5.625  4/1/2006  4/1/2006   3/1/2036  3,904.69  4/1/2006    833,000.00
6835185395  Primary    SFR         360      360  40.82    6.5  5/1/2006  5/1/2006   4/1/2036  3,160.34  5/1/2006    500,000.00
6837789723  Primary    SFR         360      360  78.39  4.875  5/1/2006  5/1/2006   4/1/2036  2,372.50  5/1/2006    584,000.00
6838121199  Primary    SFR         360      360  56.76      6  5/1/2006  5/1/2006   4/1/2036  3,297.53  5/1/2006    550,000.00
6839143721  Primary    SFR         360      360  77.75  5.625  5/1/2006  5/1/2006   4/1/2036  3,046.88  5/1/2006    650,000.00
6841766667  Primary    SFR         360      360     80      6  5/1/2006  5/1/2006   4/1/2036  2,448.00  5/1/2006    489,600.00
6841821538  Primary    SFR         360      359     80   5.25  4/1/2006  4/1/2006   3/1/2036  3,948.00  4/1/2006    902,400.00
6845129714  Primary    SFR         360      360     80  5.125  5/1/2006  5/1/2006   4/1/2036  3,650.25  5/1/2006    670,400.00
6849012437  Secondary  Condo       360      360  77.84   6.25  5/1/2006  5/1/2006   4/1/2036  3,385.42  5/1/2006    650,000.00
6851115557  Primary    SFR         360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  2,395.83  5/1/2006    460,000.00
6851217700  Primary    SFR         360      359  28.04  5.875  4/1/2006  4/1/2006   3/1/2036  3,157.81  4/1/2006    645,000.00
6854807051  Primary    PUD         360      360     80  5.625  5/1/2006  5/1/2006   4/1/2036  2,377.50  5/1/2006    507,200.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL        FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  -------------  --------  -------  -----  ------  ------  -----------  ---------

6756542277    571,200.00  Purchase  Reduced      715,000.00  4/1/2011     10.5   2.25       2    2.25  12 MO LIBOR  3/15/2006
6759043232    495,000.00  C/O Refi  Reduced    1,020,000.00  4/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   3/8/2006
6760230299    975,000.00  Purchase  Rapid      1,300,000.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR   3/1/2006
6761860334    675,000.00  R/T Refi  Reduced      875,000.00  4/1/2011   11.625   2.25       2    2.25  12 MO LIBOR  3/17/2006
6766375759    784,000.00  C/O Refi  Rapid        980,000.00  4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR  3/17/2006
6774369042  1,000,000.00  Purchase  Standard   4,730,000.00  4/1/2011   10.625   2.25       2    2.25  12 MO LIBOR  3/13/2006
6775344846    795,500.00  Purchase  Rapid        995,000.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR   3/9/2006
6775440321    591,000.00  R/T Refi  Reduced      747,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  2/28/2006
6775459347    845,000.00  Purchase  SISA       1,300,000.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR  3/22/2006
6776755404    499,452.72  Purchase  Reduced      625,000.00  3/1/2011     10.5   2.25       2    2.25  12 MO LIBOR   3/1/2006
6783300152    680,000.00  Purchase  Reduced      875,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  3/22/2006
6783672659    434,000.00  Purchase  Reduced      550,000.00  4/1/2011       10   2.25       2    2.25  12 MO LIBOR   3/2/2006
6787171096    530,000.00  Purchase  Reduced    1,100,000.00  3/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/1/2006
6789262000    601,000.00  Purchase  Reduced      752,000.00  4/1/2011    10.25   2.25       2    2.25  12 MO LIBOR   3/9/2006
6791021782    666,103.81  Purchase  Reduced      840,000.00  3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR  2/24/2006
6795122693    653,500.00  Purchase  Rapid        980,000.00  3/1/2011    9.875   2.25       2    2.25  12 MO LIBOR  2/28/2006
6798787179    588,968.00  Purchase  SISA         737,000.00  3/1/2011       11   2.25       2    2.25  12 MO LIBOR   2/1/2006
6800459023    559,529.52  Purchase  SISA         700,000.00  3/1/2011   11.875   2.25       2    2.25  12 MO LIBOR  2/28/2006
6800780345    688,000.00  Purchase  Reduced      860,000.00  4/1/2011   10.625   2.25       2    2.25  12 MO LIBOR   3/6/2006
6803056925    845,666.00  Purchase  Reduced    1,240,000.00  4/1/2011     10.5   2.25       2    2.25  12 MO LIBOR   3/7/2006
6804931878    455,900.00  R/T Refi  Rapid      1,225,000.00  4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/1/2006
6806366875    480,672.00  Purchase  Reduced      625,000.00  3/1/2011   10.625   2.25       2    2.25  12 MO LIBOR  2/24/2006
6809908970    439,592.47  Purchase  Reduced      550,000.00  3/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  2/13/2006
6810949666    454,400.00  Purchase  Reduced      578,000.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR  3/13/2006
6814309313    500,000.00  Purchase  Rapid        760,000.00  3/1/2011   10.125   2.25       2    2.25  12 MO LIBOR   2/8/2006
6818284652    632,000.00  Purchase  Reduced      798,000.00  4/1/2011     10.5   2.25       2    2.25  12 MO LIBOR  3/17/2006
6830342736    624,000.00  Purchase  Reduced      780,000.00  4/1/2011   11.125   2.25       2    2.25  12 MO LIBOR  3/16/2006
6830853294    500,000.00  C/O Refi  SISA       1,050,000.00  4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/7/2006
6832530858    522,000.00  C/O Refi  Reduced      715,000.00  4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  3/20/2006
6834124676    833,000.00  R/T Refi  Reduced   10,000,000.00  3/1/2011   10.625   2.25       2    2.25  12 MO LIBOR  2/16/2006
6835185395    500,000.00  C/O Refi  Rapid      1,225,000.00  4/1/2011     11.5   2.25       2    2.25  12 MO LIBOR   3/3/2006
6837789723    584,000.00  C/O Refi  Rapid        745,000.00  4/1/2011    9.875   2.25       2    2.25  12 MO LIBOR   3/1/2006
6838121199    550,000.00  Purchase  Reduced      969,000.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR  3/20/2006
6839143721    650,000.00  Purchase  Standard     836,000.00  4/1/2011   10.625   2.25       2    2.25  12 MO LIBOR   3/2/2006
6841766667    489,600.00  R/T Refi  Standard     612,000.00  4/1/2011       11   2.25       2    2.25  12 MO LIBOR  3/21/2006
6841821538    902,400.00  Purchase  Rapid      1,150,000.00  3/1/2011    10.25   2.25       2    2.25  12 MO LIBOR  2/17/2006
6845129714    670,400.00  Purchase  Reduced      838,000.00  4/1/2011   10.125   2.25       2    2.25  12 MO LIBOR  2/17/2006
6849012437    650,000.00  Purchase  Standard     877,500.00  4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/8/2006
6851115557    460,000.00  Purchase  Reduced      575,000.00  4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR  3/29/2006
6851217700    645,000.00  R/T Refi  Reduced    2,300,000.00  3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  2/27/2006
6854807051    507,200.00  Purchase  Reduced      634,000.00  4/1/2011   10.625   2.25       2    2.25  12 MO LIBOR  3/13/2006

LOANID      SERVICER
----------  ---------------

6756542277  Bank of America
6759043232  Bank of America
6760230299  Bank of America
6761860334  Bank of America
6766375759  Bank of America
6774369042  Bank of America
6775344846  Bank of America
6775440321  Bank of America
6775459347  Bank of America
6776755404  Bank of America
6783300152  Bank of America
6783672659  Bank of America
6787171096  Bank of America
6789262000  Bank of America
6791021782  Bank of America
6795122693  Bank of America
6798787179  Bank of America
6800459023  Bank of America
6800780345  Bank of America
6803056925  Bank of America
6804931878  Bank of America
6806366875  Bank of America
6809908970  Bank of America
6810949666  Bank of America
6814309313  Bank of America
6818284652  Bank of America
6830342736  Bank of America
6830853294  Bank of America
6832530858  Bank of America
6834124676  Bank of America
6835185395  Bank of America
6837789723  Bank of America
6838121199  Bank of America
6839143721  Bank of America
6841766667  Bank of America
6841821538  Bank of America
6845129714  Bank of America
6849012437  Bank of America
6851115557  Bank of America
6851217700  Bank of America
6854807051  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

6864427361  Primary    SFR         360      360     80   6.25   5/1/2006  5/1/2006   4/1/2036  3,300.00  5/1/2006  633,600.00
6867518455  Secondary  SFR         360      359     80   6.25   4/1/2006  4/1/2006   3/1/2036  3,448.02  4/1/2006  560,000.00
6872031288  Primary    SFR         360      359     80   5.75   4/1/2006  4/1/2006   3/1/2036  2,902.67  4/1/2006  605,775.00
6875093830  Primary    SFR         360      360  75.19      6   5/1/2006  5/1/2006   4/1/2036  2,970.00  5/1/2006  594,000.00
6884386456  Primary    PUD         360      360  63.38  5.875   5/1/2006  5/1/2006   4/1/2036  4,406.25  5/1/2006  900,000.00
6888369755  Primary    SFR         360      359  79.31    5.5   4/1/2006  5/1/2006   3/1/2036  2,108.33  4/1/2006  460,000.00
6891646652  Primary    SFR         360      360     80    6.5   5/1/2006  5/1/2006   4/1/2036  2,357.33  5/1/2006  435,200.00
6893288883  Primary    PUD         360      360  68.45      6   5/1/2006  5/1/2006   4/1/2036  2,875.00  5/1/2006  575,000.00
6895911961  Primary    PUD         360      360  49.67      6   5/1/2006  5/1/2006   4/1/2036  2,364.95  5/1/2006  472,990.00
6900928653  Primary    SFR         360      360     80  6.375   5/1/2006  5/1/2006   4/1/2036  3,060.00  5/1/2006  576,000.00
6902320081  Primary    SFR         360      359   37.5      5   4/1/2006  4/1/2006   3/1/2036  2,898.84  4/1/2006  540,000.00
6902631669  Primary    SFR         360      360     80  5.875   5/1/2006  5/1/2006   4/1/2036  2,075.83  5/1/2006  424,000.00
6902694576  Primary    SFR         360      360     80  5.875   5/1/2006  5/1/2006   4/1/2036  3,654.25  5/1/2006  746,400.00
6904710586  Primary    PUD         360      359  74.96  5.875   4/1/2006  4/1/2006   3/1/2036  2,110.10  4/1/2006  431,000.00
6906053035  Primary    PUD         360      360     80    6.5   5/1/2006  5/1/2006   4/1/2036  2,391.17  5/1/2006  441,447.00
6916485870  Primary    Condo       360      359     80    5.5   4/1/2006  4/1/2006   3/1/2036  2,383.33  4/1/2006  520,000.00
6919544095  Primary    SFR         360      358   56.5   5.75   3/1/2006  4/1/2006   2/1/2036  1,998.13  3/1/2006  417,000.00
6920512966  Secondary  SFR         360      359  76.47  5.875   4/1/2006  4/1/2006   3/1/2036  3,182.29  4/1/2006  650,000.00
6925973684  Primary    SFR         360      360     80  4.875   5/1/2006  5/1/2006   4/1/2036  1,820.00  5/1/2006  448,000.00
6926760866  Primary    SFR         360      360   72.3   6.25   5/1/2006  5/1/2006   4/1/2036  2,786.46  5/1/2006  535,000.00
6934078772  Primary    Condo       360      359     80  4.875   4/1/2006  5/1/2006   3/1/2036  2,206.40  4/1/2006  543,200.00
6934147403  Primary    PUD         360      359     75      6   4/1/2006  5/1/2006   3/1/2036  3,228.82  4/1/2006  538,540.00
6936516704  Primary    SFR         360      360  69.64   6.75   5/1/2006  5/1/2006   4/1/2036  2,812.50  5/1/2006  500,000.00
6940238527  Primary    PUD         360      360  74.29   6.25   5/1/2006  5/1/2006   4/1/2036  3,064.74  5/1/2006  497,750.00
6940485839  Primary    PUD         360      359     80   5.75   4/1/2006  5/1/2006   3/1/2036  2,870.78  4/1/2006  599,120.00
6944356572  Secondary  SFR         360      360  65.79  6.625   5/1/2006  5/1/2006   4/1/2036  3,201.56  5/1/2006  500,000.00
6945906367  Primary    SFR         360      360     80   6.25   5/1/2006  6/1/2006   4/1/2036  4,236.14  5/1/2006  688,000.00
6946047559  Primary    Condo       360      354     80      6  11/1/2005  5/1/2006  10/1/2035  1,972.00  4/1/2006  394,400.00
6960594106  Primary    PUD         360      360     80      6   5/1/2006  5/1/2006   4/1/2036  2,280.00  5/1/2006  456,000.00
6961406102  Primary    PUD         360      360  70.31   5.75   5/1/2006  5/1/2006   4/1/2036  2,156.25  5/1/2006  450,000.00
6962277262  Primary    SFR         360      359  78.65    6.5   4/1/2006  4/1/2006   3/1/2036  2,556.13  4/1/2006  471,900.00
6971911620  Primary    PUD         360      360     75  5.875   5/1/2006  5/1/2006   4/1/2036  4,130.86  5/1/2006  843,750.00
6974074665  Primary    SFR         360      359  73.86      7   4/1/2006  4/1/2006   3/1/2036  3,791.67  4/1/2006  650,000.00
6974520337  Primary    SFR         360      359  53.81      5   4/1/2006  4/1/2006   3/1/2036  2,576.75  4/1/2006  480,000.00
6983135655  Primary    PUD         360      360  79.95    5.5   5/1/2006  5/1/2006   4/1/2036  2,291.67  5/1/2006  500,000.00
6987039242  Primary    SFR         360      359  72.13  5.875   4/1/2006  4/1/2006   3/1/2036  2,824.90  4/1/2006  577,000.00
6987313290  Primary    SFR         360      360     80  5.625   5/1/2006  5/1/2006   4/1/2036  2,512.50  5/1/2006  536,000.00

LOANID      COBAL       PURPOSE   DOC       OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ----------  --------  --------  ------------  ---------  -------  -----  ------  ------  -----------  ---------

6864427361  633,600.00  Purchase  Standard    800,000.00   4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/8/2006
6867518455  559,468.65  Purchase  Reduced     740,000.00   3/1/2011    11.25   2.25       2    2.25  12 MO LIBOR  2/24/2006
6872031288  605,775.00  Purchase  Reduced     757,500.00   3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR  2/24/2006
6875093830  594,000.00  R/T Refi  Rapid       790,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR   3/9/2006
6884386456  900,000.00  R/T Refi  Standard  1,420,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   3/2/2006
6888369755  460,000.00  C/O Refi  Standard    580,000.00   3/1/2011     10.5   2.25       2    2.25  12 MO LIBOR  2/21/2006
6891646652  435,200.00  Purchase  Standard    548,000.00   4/1/2011     11.5   2.25       2    2.25  12 MO LIBOR  3/20/2006
6893288883  575,000.00  C/O Refi  Standard    840,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR  2/28/2006
6895911961  472,990.00  Purchase  Reduced     953,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR  2/24/2006
6900928653  576,000.00  Purchase  Standard    727,000.00   4/1/2011   11.375   2.25       2    2.25  12 MO LIBOR  3/10/2006
6902320081  539,351.16  Purchase  Reduced   1,440,000.00   3/1/2011       10   2.25       2    2.25  12 MO LIBOR  2/21/2006
6902631669  424,000.00  Purchase  Reduced     530,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  2/28/2006
6902694576  746,400.00  Purchase  SISA        937,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  2/27/2006
6904710586  431,000.00  C/O Refi  Rapid       575,000.00   3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  2/15/2006
6906053035  441,447.00  Purchase  Reduced     552,000.00   4/1/2011     11.5   2.25       2    2.25  12 MO LIBOR  3/22/2006
6916485870  520,000.00  Purchase  Rapid       650,000.00   3/1/2011     10.5   2.25       2    2.25  12 MO LIBOR  2/13/2006
6919544095  417,000.00  R/T Refi  Reduced     738,000.00   2/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   1/5/2006
6920512966  650,000.00  Purchase  Reduced     850,000.00   3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR   2/2/2006
6925973684  448,000.00  Purchase  Reduced     594,000.00   4/1/2011    9.875   2.25       2    2.25  12 MO LIBOR   3/6/2006
6926760866  535,000.00  Purchase  Standard    740,000.00   4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR  3/15/2006
6934078772  543,114.05  Purchase  Standard    679,000.00   3/1/2011    9.875   2.25       2    2.25  12 MO LIBOR  2/16/2006
6934147403  538,003.88  Purchase  Rapid       728,000.00   3/1/2011       11   2.25       2    2.25  12 MO LIBOR  2/24/2006
6936516704  500,000.00  C/O Refi  Reduced     718,000.00   4/1/2011    11.75   2.25       2    2.25  12 MO LIBOR  3/13/2006
6940238527  497,750.00  R/T Refi  Reduced     670,000.00   4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR  3/14/2006
6940485839  599,119.78  Purchase  SISA        749,000.00   3/1/2011    10.75   2.25       2    2.25  12 MO LIBOR   2/3/2006
6944356572  500,000.00  R/T Refi  Standard    760,000.00   4/1/2011   11.625   2.25       2    2.25  12 MO LIBOR  3/17/2006
6945906367  688,000.00  Purchase  Standard    865,000.00   4/1/2011    11.25   2.25       2    2.25  12 MO LIBOR   3/2/2006
6946047559  394,400.00  R/T Refi  SISA        493,000.00  10/1/2010       11   2.25       2    2.25  12 MO LIBOR  9/22/2005
6960594106  456,000.00  Purchase  Standard    575,000.00   4/1/2011       11   2.25       2    2.25  12 MO LIBOR  3/10/2006
6961406102  450,000.00  Purchase  Reduced     640,000.00   4/1/2011    10.75   2.25       2    2.25  12 MO LIBOR  3/13/2006
6962277262  471,900.00  R/T Refi  Standard    600,000.00   3/1/2011     11.5   2.25       2    2.25  12 MO LIBOR  2/17/2006
6971911620  843,750.00  Purchase  Reduced   1,175,000.00   4/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  2/28/2006
6974074665  650,000.00  Purchase  SISA        880,000.00   3/1/2011       12   2.25       2    2.25  12 MO LIBOR  2/27/2006
6974520337  479,423.25  Purchase  Reduced     895,000.00   3/1/2011       10   2.25       2    2.25  12 MO LIBOR  2/28/2006
6983135655  500,000.00  Purchase  Standard    630,000.00   4/1/2011     10.5   2.25       2    2.25  12 MO LIBOR  3/15/2006
6987039242  577,000.00  C/O Refi  Standard    800,000.00   3/1/2011   10.875   2.25       2    2.25  12 MO LIBOR  2/16/2006
6987313290  536,000.00  R/T Refi  Standard    670,000.00   4/1/2011   10.625   2.25       2    2.25  12 MO LIBOR  3/13/2006

LOANID      SERVICER
----------  ---------------

6864427361  Bank of America
6867518455  Bank of America
6872031288  Bank of America
6875093830  Bank of America
6884386456  Bank of America
6888369755  Bank of America
6891646652  Bank of America
6893288883  Bank of America
6895911961  Bank of America
6900928653  Bank of America
6902320081  Bank of America
6902631669  Bank of America
6902694576  Bank of America
6904710586  Bank of America
6906053035  Bank of America
6916485870  Bank of America
6919544095  Bank of America
6920512966  Bank of America
6925973684  Bank of America
6926760866  Bank of America
6934078772  Bank of America
6934147403  Bank of America
6936516704  Bank of America
6940238527  Bank of America
6940485839  Bank of America
6944356572  Bank of America
6945906367  Bank of America
6946047559  Bank of America
6960594106  Bank of America
6961406102  Bank of America
6962277262  Bank of America
6971911620  Bank of America
6974074665  Bank of America
6974520337  Bank of America
6983135655  Bank of America
6987039242  Bank of America
6987313290  Bank of America

LOANID      OCC        PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  ---------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6055419961  Primary    Townhouse    360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  2,976.67  5/1/2006    608,000.00
6104556359  Primary    SFR          360      359  65.91      6  4/1/2006  4/1/2006   3/1/2036  2,608.05  4/1/2006    435,000.00
6132195394  Primary    PUD          360      360  32.64   6.25  5/1/2006  5/1/2006   4/1/2036  3,734.37  5/1/2006    717,000.00
6137278716  Primary    SFR          360      359  34.48   5.75  4/1/2006  4/1/2006   3/1/2036  2,395.83  4/1/2006    500,000.00
6159282018  Primary    Condo        360      360  74.07  5.875  5/1/2006  5/1/2006   4/1/2036  4,895.83  5/1/2006  1,000,000.00
6182263407  Primary    SFR          360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  2,592.92  5/1/2006    508,000.00
6195287393  Primary    SFR          360      360  61.17  5.625  5/1/2006  5/1/2006   4/1/2036  5,439.96  5/1/2006    945,000.00
6228156243  Primary    SFR          360      360  74.68  5.875  5/1/2006  6/1/2006   4/1/2036  2,887.07  5/1/2006    590,000.00
6233036950  Primary    PUD          360      360     80   6.75  5/1/2006  5/1/2006   4/1/2036  2,542.50  5/1/2006    452,000.00
6253915414  Primary    SFR          360      360  68.84  6.375  5/1/2006  5/1/2006   4/1/2036  2,688.13  5/1/2006    506,000.00
6269007008  Primary    Condo        360      360  25.25  6.125  5/1/2006  5/1/2006   4/1/2036  3,038.06  5/1/2006    500,000.00
6297608231  Primary    PUD          360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  2,645.83  5/1/2006    508,000.00
6304323881  Secondary  Condo        360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  5,312.50  5/1/2006  1,000,000.00
6311970575  Secondary  SFR          360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  3,967.82  5/1/2006    636,000.00
6341027917  Secondary  SFR          360      360     70      6  5/1/2006  5/1/2006   4/1/2036  2,135.00  5/1/2006    427,000.00
6473413331  Secondary  PUD          360      360  68.18  6.125  5/1/2006  5/1/2006   4/1/2036  3,828.13  5/1/2006    750,000.00
6493770249  Primary    SFR          360      360  45.56  6.125  5/1/2006  5/1/2006   4/1/2036  5,104.17  5/1/2006  1,000,000.00
6509132582  Primary    SFR          360      360  78.31   6.25  5/1/2006  5/1/2006   4/1/2036  3,385.42  5/1/2006    650,000.00
6510166322  Investor   SFR          360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  3,004.70  5/1/2006    488,000.00
6529682251  Primary    SFR          360      359   66.4  4.625  4/1/2006  4/1/2006   3/1/2036  3,598.98  4/1/2006    700,000.00
6543560434  Primary    SFR          360      359     80  6.125  4/1/2006  5/1/2006   3/1/2036  2,580.67  4/1/2006    505,600.00
6547576881  Primary    SFR          360      360  79.52   6.25  5/1/2006  5/1/2006   4/1/2036  3,084.75  5/1/2006    501,000.00
6559725814  Secondary  PUD          360      359     70  6.125  4/1/2006  4/1/2006   3/1/2036  4,380.88  4/1/2006    721,000.00
6588202132  Primary    SFR          360      360  75.81  6.125  5/1/2006  5/1/2006   4/1/2036  2,398.96  5/1/2006    470,000.00
6590644149  Primary    SFR          360      360     80      6  5/1/2006  5/1/2006   4/1/2036  4,149.44  5/1/2006    692,091.00
6591540494  Primary    SFR          360      360  77.24  6.125  5/1/2006  5/1/2006   4/1/2036  2,424.48  5/1/2006    475,000.00
6591918500  Secondary  SFR          360      360  66.67   5.75  5/1/2006  5/1/2006   4/1/2036  3,833.33  5/1/2006    800,000.00
6599759393  Primary    SFR          360      359     80  5.625  4/1/2006  4/1/2006   3/1/2036  2,756.25  4/1/2006    588,000.00
6604147337  Primary    SFR          360      360     80   6.75  5/1/2006  5/1/2006   4/1/2036  3,465.68  5/1/2006    616,120.00
6612002474  Secondary  Condo        360      359     80   6.25  4/1/2006  5/1/2006   3/1/2036  4,236.14  4/1/2006    688,000.00
6620797081  Primary    SFR          360      360  87.76  6.375  5/1/2006  5/1/2006   4/1/2036  2,682.65  5/1/2006    430,000.00
6645716330  Primary    SFR          360      360  59.14  5.875  5/1/2006  5/1/2006   4/1/2036  4,053.75  5/1/2006    828,000.00
6646967387  Primary    SFR          360      360     75      6  5/1/2006  5/1/2006   4/1/2036  3,318.75  5/1/2006    663,750.00
6704321568  Primary    SFR          360      359     80      6  4/1/2006  4/1/2006   3/1/2036  2,940.00  4/1/2006    588,000.00
6707931363  Primary    SFR          360      360  77.04  6.125  5/1/2006  5/1/2006   4/1/2036  2,654.17  5/1/2006    520,000.00
6714665277  Primary    SFR          360      360  41.54   6.75  5/1/2006  5/1/2006   4/1/2036  3,796.88  5/1/2006    675,000.00
6758798349  Secondary  PUD          360      360  77.34  6.375  5/1/2006  5/1/2006   4/1/2036  2,629.69  5/1/2006    495,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ---------

6055419961    608,000.00  Purchase  Standard    760,000.00  4/1/2013   10.875   2.25       2    2.25  12 MO LIBOR  3/24/2006
6104556359    434,566.95  C/O Refi  Rapid       660,000.00  3/1/2013       11   2.25       2    2.25  12 MO LIBOR  2/23/2006
6132195394    717,000.00  C/O Refi  Rapid     2,197,000.00  4/1/2013    11.25   2.25       2    2.25  12 MO LIBOR  3/13/2006
6137278716    500,000.00  Purchase  Reduced   1,450,000.00  3/1/2013    10.75   2.25       2    2.25  12 MO LIBOR  2/28/2006
6159282018  1,000,000.00  Purchase  Rapid     1,350,000.00  4/1/2013   10.875   2.25       2    2.25  12 MO LIBOR  3/15/2006
6182263407    508,000.00  Purchase  SISA        635,000.00  4/1/2013   11.125   2.25       2    2.25  12 MO LIBOR   3/1/2006
6195287393    945,000.00  Purchase  Rapid     1,550,000.00  4/1/2013   10.625   2.25       2    2.25  12 MO LIBOR   3/1/2006
6228156243    590,000.00  Purchase  Rapid       790,000.00  4/1/2013   10.875   2.25       2    2.25  12 MO LIBOR  2/24/2006
6233036950    452,000.00  C/O Refi  Rapid       565,000.00  4/1/2013    11.75   2.25       2    2.25  12 MO LIBOR  3/23/2006
6253915414    506,000.00  R/T Refi  Reduced     735,000.00  4/1/2013   11.375   2.25       2    2.25  12 MO LIBOR   3/7/2006
6269007008    500,000.00  Purchase  Standard  2,000,000.00  4/1/2013   11.125   2.25       2    2.25  12 MO LIBOR  2/28/2006
6297608231    508,000.00  C/O Refi  Standard    635,000.00  4/1/2013    11.25   2.25       2    2.25  12 MO LIBOR  3/14/2006
6304323881  1,000,000.00  Purchase  Rapid     1,300,000.00  4/1/2013   11.375   2.25       2    2.25  12 MO LIBOR  3/16/2006
6311970575    636,000.00  Purchase  Reduced     830,000.00  4/1/2013   11.375   2.25       2    2.25  12 MO LIBOR  3/20/2006
6341027917    427,000.00  R/T Refi  Rapid       610,000.00  4/1/2013       11   2.25       2    2.25  12 MO LIBOR  3/10/2006
6473413331    750,000.00  Purchase  Standard  1,100,000.00  4/1/2013   11.125   2.25       2    2.25  12 MO LIBOR  3/15/2006
6493770249  1,000,000.00  Purchase  Rapid     2,200,000.00  4/1/2013   11.125   2.25       2    2.25  12 MO LIBOR   3/3/2006
6509132582    650,000.00  C/O Refi  Reduced     830,000.00  4/1/2013    11.25   2.25       2    2.25  12 MO LIBOR   3/2/2006
6510166322    488,000.00  Purchase  Standard    615,000.00  4/1/2013    11.25   2.25       2    2.25  12 MO LIBOR  3/13/2006
6529682251    698,194.40  Purchase  Rapid     1,120,000.00  2/1/2013    9.255   2.25       2    2.25  12 MO LIBOR  2/25/2005
6543560434    505,600.00  Purchase  Rapid       632,000.00  3/1/2013   11.125   2.25       2    2.25  12 MO LIBOR  2/13/2006
6547576881    501,000.00  R/T Refi  Standard    630,000.00  4/1/2013    11.25   2.25       2    2.25  12 MO LIBOR  3/22/2006
6559725814    720,299.22  Purchase  Rapid     1,090,000.00  3/1/2013   11.125   2.25       2    2.25  12 MO LIBOR  2/17/2006
6588202132    470,000.00  Purchase  Standard    630,000.00  4/1/2013   11.125   2.25       2    2.25  12 MO LIBOR   3/1/2006
6590644149    692,091.00  Purchase  Standard  1,045,000.00  4/1/2013       11   2.25       2    2.25  12 MO LIBOR  3/10/2006
6591540494    475,000.00  Purchase  Reduced     615,000.00  4/1/2013   11.125   2.25       2    2.25  12 MO LIBOR   3/8/2006
6591918500    800,000.00  Purchase  Reduced   1,200,000.00  4/1/2013    10.75   2.25       2    2.25  12 MO LIBOR   3/2/2006
6599759393    588,000.00  Purchase  Rapid       735,000.00  3/1/2013   10.625   2.25       2    2.25  12 MO LIBOR  2/23/2006
6604147337    616,120.00  Purchase  SISA        910,000.00  4/1/2013    11.75   2.25       2    2.25  12 MO LIBOR  3/24/2006
6612002474    687,347.19  Purchase  Standard  1,109,000.00  3/1/2013    11.25   2.25       2    2.25  12 MO LIBOR  2/28/2006
6620797081    430,000.00  C/O Refi  Standard    490,000.00  4/1/2013   11.375   2.25       2    2.25  12 MO LIBOR  2/28/2006
6645716330    828,000.00  C/O Refi  Standard  1,400,000.00  4/1/2013   10.875   2.25       2    2.25  12 MO LIBOR  3/16/2006
6646967387    663,750.00  Purchase  Standard    900,000.00  4/1/2013       11   2.25       2    2.25  12 MO LIBOR  3/10/2006
6704321568    588,000.00  Purchase  Standard    740,000.00  3/1/2013       11   2.25       2    2.25  12 MO LIBOR  2/17/2006
6707931363    520,000.00  C/O Refi  Reduced     675,000.00  4/1/2013   11.125   2.25       2    2.25  12 MO LIBOR  3/23/2006
6714665277    675,000.00  C/O Refi  Reduced   1,625,000.00  4/1/2013    11.75   2.25       2    2.25  12 MO LIBOR  3/15/2006
6758798349    495,000.00  R/T Refi  Reduced     640,000.00  4/1/2013   11.375   2.25       2    2.25  12 MO LIBOR   3/7/2006

LOANID      SERVICER
----------  ---------------

6055419961  Bank of America
6104556359  Bank of America
6132195394  Bank of America
6137278716  Bank of America
6159282018  Bank of America
6182263407  Bank of America
6195287393  Bank of America
6228156243  Bank of America
6233036950  Bank of America
6253915414  Bank of America
6269007008  Bank of America
6297608231  Bank of America
6304323881  Bank of America
6311970575  Bank of America
6341027917  Bank of America
6473413331  Bank of America
6493770249  Bank of America
6509132582  Bank of America
6510166322  Bank of America
6529682251  Bank of America
6543560434  Bank of America
6547576881  Bank of America
6559725814  Bank of America
6588202132  Bank of America
6590644149  Bank of America
6591540494  Bank of America
6591918500  Bank of America
6599759393  Bank of America
6604147337  Bank of America
6612002474  Bank of America
6620797081  Bank of America
6645716330  Bank of America
6646967387  Bank of America
6704321568  Bank of America
6707931363  Bank of America
6714665277  Bank of America
6758798349  Bank of America

                                   EXHIBIT D-4

                       LOAN GROUP 4 MORTGAGE LOAN SCHEDULE

                                      D-4-1

LOANID      OCC        PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  ---------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6768669647  Primary    SFR          360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  3,545.83  5/1/2006    680,800.00
6770246368  Primary    SFR          360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  2,375.00  5/1/2006    456,000.00
6781894172  Primary    SFR          360      359     80   5.75  4/1/2006  4/1/2006   3/1/2036  2,160.08  4/1/2006    450,800.00
6792004530  Primary    PUD          360      360  57.56  6.375  5/1/2006  5/1/2006   4/1/2036  5,503.75  5/1/2006  1,036,000.00
6842728583  Primary    PUD          360      359     80  6.375  4/1/2006  5/1/2006   3/1/2036  5,115.74  4/1/2006    820,000.00
6843547412  Primary    SFR          360      357  23.03  6.375  2/1/2006  4/1/2006   1/1/2036  3,734.95  3/1/2006    598,673.00
6855619034  Secondary  SFR          360      360     80      6  5/1/2006  5/1/2006   4/1/2036  2,398.24  5/1/2006    479,647.00
6881670001  Primary    SFR          360      360     80      6  5/1/2006  5/1/2006   4/1/2036  3,316.00  5/1/2006    663,200.00
6898497711  Primary    PUD          360      359  74.07    5.5  4/1/2006  4/1/2006   3/1/2036  2,291.64  4/1/2006    499,995.00
6900349710  Primary    PUD          360      360  79.79   5.75  5/1/2006  5/1/2006   4/1/2036  4,376.80  5/1/2006    750,000.00
6909439082  Primary    SFR          360      360     80    6.5  5/1/2006  5/1/2006   4/1/2036  2,600.00  5/1/2006    480,000.00
6928257168  Primary    SFR          360      360     80  5.875  5/1/2006  5/1/2006   4/1/2036  3,942.01  5/1/2006    666,400.00
6929212881  Primary    PUD          360      360     80   4.75  5/1/2006  5/1/2006   4/1/2036  4,505.47  5/1/2006    863,700.00
6939998263  Primary    SFR          360      360   73.6      6  5/1/2006  5/1/2006   4/1/2036  2,300.00  5/1/2006    460,000.00
6959295111  Primary    SFR          360      360  65.79  5.625  5/1/2006  5/1/2006   4/1/2036  2,343.75  5/1/2006    500,000.00
6959413672  Primary    SFR          360      359     70    6.5  4/1/2006  5/1/2006   3/1/2036  2,350.83  4/1/2006    434,000.00
6983356343  Primary    SFR          360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  2,323.42  5/1/2006    455,200.00
6984548039  Secondary  Condo        360      359     80  5.875  4/1/2006  4/1/2006   3/1/2036  2,702.03  4/1/2006    551,904.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ---------

6768669647    680,800.00  Purchase  Rapid       851,000.00  4/1/2013    11.25   2.25       2    2.25  12 MO LIBOR   3/1/2006
6770246368    456,000.00  Purchase  Rapid       580,000.00  4/1/2013    11.25   2.25       2    2.25  12 MO LIBOR   3/7/2006
6781894172    450,800.00  Purchase  Standard    563,500.00  3/1/2013    10.75   2.25       2    2.25  12 MO LIBOR  2/17/2006
6792004530  1,036,000.00  R/T Refi  Rapid     1,800,000.00  4/1/2013   11.375   2.25       2    2.25  12 MO LIBOR   3/3/2006
6842728583    819,240.51  C/O Refi  Rapid     1,025,000.00  3/1/2013   11.375   2.25       2    2.25  12 MO LIBOR  2/13/2006
6843547412    597,000.64  Purchase  Rapid     2,600,000.00  1/1/2013   12.755   2.25       2    2.25  12 MO LIBOR  2/14/2005
6855619034    479,647.00  Purchase  Reduced     820,000.00  4/1/2013       11   2.25       2    2.25  12 MO LIBOR  3/14/2006
6881670001    663,200.00  Purchase  Rapid       850,000.00  4/1/2013       11   2.25       2    2.25  12 MO LIBOR   3/2/2006
6898497711    499,995.00  Purchase  Standard    675,000.00  3/1/2013     10.5   2.25       2    2.25  12 MO LIBOR  2/23/2006
6900349710    750,000.00  Purchase  Reduced     940,000.00  4/1/2013    10.75   2.25       2    2.25  12 MO LIBOR   3/2/2006
6909439082    480,000.00  C/O Refi  Standard    600,000.00  4/1/2013     11.5   2.25       2    2.25  12 MO LIBOR  3/14/2006
6928257168    666,400.00  Purchase  Standard    833,000.00  4/1/2013   10.875   2.25       2    2.25  12 MO LIBOR   3/1/2006
6929212881    863,700.00  Purchase  Standard  1,080,000.00  4/1/2013     9.75   2.25       2    2.25  12 MO LIBOR  3/14/2006
6939998263    460,000.00  C/O Refi  Standard    625,000.00  4/1/2013       11   2.25       2    2.25  12 MO LIBOR  3/16/2006
6959295111    500,000.00  Purchase  Reduced     760,000.00  4/1/2013   10.625   2.25       2    2.25  12 MO LIBOR   3/8/2006
6959413672    434,000.00  C/O Refi  Rapid       620,000.00  3/1/2013     11.5   2.25       2    2.25  12 MO LIBOR  2/13/2006
6983356343    455,200.00  Purchase  Standard    570,000.00  4/1/2013   11.125   2.25       2    2.25  12 MO LIBOR  3/15/2006
6984548039    551,904.00  Purchase  Standard    689,880.00  3/1/2013   10.875   2.25       2    2.25  12 MO LIBOR  2/16/2006

LOANID      SERVICER
----------  ---------------

6768669647  Bank of America
6770246368  Bank of America
6781894172  Bank of America
6792004530  Bank of America
6842728583  Bank of America
6843547412  Bank of America
6855619034  Bank of America
6881670001  Bank of America
6898497711  Bank of America
6900349710  Bank of America
6909439082  Bank of America
6928257168  Bank of America
6929212881  Bank of America
6939998263  Bank of America
6959295111  Bank of America
6959413672  Bank of America
6983356343  Bank of America
6984548039  Bank of America

                                   EXHIBIT D-5

                       LOAN GROUP 5 MORTGAGE LOAN SCHEDULE

                                     D-5A-1

LOANID      OCC        PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  ---------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6004040389  Primary    PUD          300      300     50   5.75  5/1/2006  5/1/2006   4/1/2031  4,089.20  5/1/2006    650,000.00
6005628349  Primary    Condo        360      360     80   6.75  5/1/2006  5/1/2006   4/1/2036  3,150.00  5/1/2006    560,000.00
6006099631  Primary    SFR          360      359     80   6.25  4/1/2006  4/1/2006   3/1/2036  4,629.17  4/1/2006    888,800.00
6007138289  Secondary  Townhouse    360      360  70.72      6  5/1/2006  5/1/2006   4/1/2036  2,415.00  5/1/2006    483,000.00
6008970680  Primary    PUD          360      360     80   5.75  5/1/2006  5/1/2006   4/1/2036  2,653.21  5/1/2006    454,649.00
6013636235  Primary    PUD          360      359  35.09  6.625  4/1/2006  4/1/2006   3/1/2036  5,520.83  4/1/2006  1,000,000.00
6018514205  Primary    Condo        360      359     75   6.25  4/1/2006  4/1/2006   3/1/2036  3,652.34  4/1/2006    701,250.00
6022015025  Primary    SFR          360      359     80  5.875  4/1/2006  4/1/2006   3/1/2036  3,094.17  4/1/2006    632,000.00
6024848589  Primary    Condo        360      359  79.89   6.25  4/1/2006  4/1/2006   3/1/2036  2,171.87  4/1/2006    417,000.00
6025690246  Primary    SFR          360      360  38.08  6.625  5/1/2006  5/1/2006   4/1/2036  2,523.02  5/1/2006    457,000.00
6026106051  Primary    PUD          360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  2,762.50  5/1/2006    520,000.00
6030362575  Primary    SFR          360      360     75   5.75  5/1/2006  5/1/2006   4/1/2036  6,109.38  5/1/2006  1,275,000.00
6030591181  Primary    SFR          360      359  42.86  6.375  4/1/2006  4/1/2006   3/1/2036  3,187.50  4/1/2006    600,000.00
6038671803  Primary    SFR          360      359  76.14   5.75  4/1/2006  4/1/2006   3/1/2036  3,210.42  4/1/2006    670,000.00
6038701410  Primary    PUD          360      359     80  5.875  4/1/2006  5/1/2006   3/1/2036  2,918.38  4/1/2006    596,673.00
6043745915  Primary    SFR          360      359  67.07   6.25  4/1/2006  4/1/2006   3/1/2036  2,864.58  4/1/2006    550,000.00
6045302343  Secondary  PUD          360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  2,916.67  5/1/2006    560,000.00
6057076827  Primary    SFR          360      360     75    6.5  5/1/2006  5/1/2006   4/1/2036  4,875.00  5/1/2006    900,000.00
6061486228  Primary    PUD          360      359     80  6.125  4/1/2006  5/1/2006   3/1/2036  2,735.83  4/1/2006    536,000.00
6063512625  Primary    SFR          360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  5,312.50  5/1/2006  1,000,000.00
6063555400  Secondary  PUD          360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  2,695.56  5/1/2006    507,400.00
6068059895  Primary    SFR          360      359  71.43   6.25  4/1/2006  4/1/2006   3/1/2036  5,208.33  4/1/2006  1,000,000.00
6073132331  Primary    SFR          360      360  57.69  6.625  5/1/2006  5/1/2006   4/1/2036  4,554.69  5/1/2006    825,000.00
6077739636  Primary    SFR          360      360  68.62    5.5  5/1/2006  5/1/2006   4/1/2036  2,956.25  5/1/2006    645,000.00
6078767792  Primary    SFR          360      360  79.74  7.125  5/1/2006  5/1/2006   4/1/2036  3,621.88  5/1/2006    610,000.00
6080694307  Primary    SFR          360      360     78  6.125  5/1/2006  5/1/2006   4/1/2036  3,782.19  5/1/2006    741,000.00
6094188890  Primary    SFR          360      359  42.82   5.75  4/1/2006  4/1/2006   3/1/2036  3,641.67  4/1/2006    760,000.00
6095301989  Primary    SFR          360      360  47.92  6.125  5/1/2006  5/1/2006   4/1/2036  2,296.88  5/1/2006    450,000.00
6097220328  Secondary  SFR          360      360  34.48   6.25  5/1/2006  5/1/2006   4/1/2036  2,604.17  5/1/2006    500,000.00
6103394455  Primary    SFR          360      359  64.08   5.75  4/1/2006  4/1/2006   3/1/2036  2,241.57  4/1/2006    467,805.00
6115143874  Primary    SFR          360      359   62.5    5.5  4/1/2006  5/1/2006   3/1/2036  4,583.33  4/1/2006  1,000,000.00
6117697950  Primary    SFR          360      360  50.07   6.75  5/1/2006  5/1/2006   4/1/2036  5,844.38  5/1/2006  1,039,000.00
6119332044  Secondary  PUD          360      360  64.07   6.25  5/1/2006  5/1/2006   4/1/2036  2,786.46  5/1/2006    535,000.00
6120065930  Primary    SFR          360      359     60  6.125  4/1/2006  4/1/2006   3/1/2036  3,062.50  4/1/2006    600,000.00
6122517029  Primary    SFR          360      359     75      6  4/1/2006  5/1/2006   3/1/2036  7,500.00  4/1/2006  1,500,000.00
6127845169  Primary    SFR          360      358  79.43   6.25  3/1/2006  4/1/2006   2/1/2036  2,170.97  3/1/2006    417,000.00
6129511512  Primary    SFR          360      357     80  6.125  2/1/2006  4/1/2006   1/1/2036  1,286.25  3/1/2006    252,000.00
6129728652  Primary    SFR          360      359  64.27  6.375  4/1/2006  5/1/2006   3/1/2036  2,799.69  4/1/2006    527,000.00
6130020404  Primary    PUD          360      359  75.76  6.125  4/1/2006  5/1/2006   3/1/2036  5,104.17  4/1/2006  1,000,000.00
6135834288  Primary    SFR          360      360  73.21  6.125  5/1/2006  5/1/2006   4/1/2036  3,930.21  5/1/2006    820,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ----------

6004040389    650,000.00  Purchase  Reduced   1,300,000.00  4/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   2/16/2006
6005628349    560,000.00  Purchase  SISA        750,000.00  4/1/2016    11.75   2.25       2    2.25  12 MO LIBOR    3/2/2006
6006099631    888,800.00  Purchase  SISA      1,111,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/17/2006
6007138289    483,000.00  Purchase  Reduced     685,000.00  4/1/2016       11   2.25       2    2.25  12 MO LIBOR   3/13/2006
6008970680    454,649.00  Purchase  Rapid       571,000.00  4/1/2016    10.75   2.25       2    2.25  12 MO LIBOR    3/6/2006
6013636235  1,000,000.00  R/T Refi  SISA      2,850,000.00  3/1/2016   11.625   2.25       2    2.25  12 MO LIBOR   2/15/2006
6018514205    701,250.00  Purchase  Rapid       935,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/22/2006
6022015025    632,000.00  Purchase  Reduced     790,000.00  3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR    2/1/2006
6024848589    417,000.00  C/O Refi  Rapid       522,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   1/31/2006
6025690246    457,000.00  C/O Refi  SISA      1,200,000.00  4/1/2016   11.625   2.25       2    2.25  12 MO LIBOR   2/28/2006
6026106051    520,000.00  Purchase  Reduced     650,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    3/2/2006
6030362575  1,275,000.00  Purchase  Standard  1,700,000.00  4/1/2016    10.75   2.25       2    2.25  12 MO LIBOR    3/7/2006
6030591181    600,000.00  Purchase  SISA      1,400,000.00  3/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   2/22/2006
6038671803    670,000.00  Purchase  Reduced     880,000.00  3/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   2/16/2006
6038701410    596,094.21  Purchase  Standard    746,000.00  3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   2/17/2006
6043745915    550,000.00  C/O Refi  Standard    820,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/23/2006
6045302343    560,000.00  Purchase  Reduced     710,000.00  4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    3/3/2006
6057076827    900,000.00  Purchase  SISA      1,220,000.00  4/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   3/22/2006
6061486228    536,000.00  Purchase  Reduced     670,000.00  3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    2/2/2006
6063512625  1,000,000.00  Purchase  SISA      1,250,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   3/13/2006
6063555400    507,400.00  Purchase  Rapid       640,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    3/3/2006
6068059895  1,000,000.00  Purchase  SISA      1,450,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    2/1/2006
6073132331    825,000.00  C/O Refi  Standard  1,430,000.00  4/1/2016   11.625   2.25       2    2.25  12 MO LIBOR    3/8/2006
6077739636    645,000.00  C/O Refi  Rapid       940,000.00  4/1/2016     10.5   2.25       2    2.25  12 MO LIBOR   3/16/2006
6078767792    610,000.00  C/O Refi  Rapid       765,000.00  4/1/2016   12.125   2.25       2    2.25  12 MO LIBOR    3/2/2006
6080694307    741,000.00  R/T Refi  Standard    950,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   2/28/2006
6094188890    760,000.00  R/T Refi  Standard  1,775,000.00  3/1/2016    10.75   2.25       2    2.25  12 MO LIBOR    2/9/2006
6095301989    450,000.00  Purchase  Rapid       939,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   2/24/2006
6097220328    500,000.00  C/O Refi  Rapid     1,450,000.00  4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   3/14/2006
6103394455    467,805.00  C/O Refi  Rapid       730,000.00  3/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   2/15/2006
6115143874  1,000,000.00  Purchase  Reduced   1,650,000.00  3/1/2016     10.5   2.25       2    2.25  12 MO LIBOR   2/28/2006
6117697950  1,039,000.00  R/T Refi  SISA      2,075,000.00  4/1/2016    11.75   2.25       2    2.25  12 MO LIBOR    3/2/2006
6119332044    535,000.00  R/T Refi  Rapid       835,000.00  4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    3/1/2006
6120065930    600,000.00  C/O Refi  Rapid     1,000,000.00  3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   2/23/2006
6122517029  1,500,000.00  R/T Refi  Rapid     2,000,000.00  3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/16/2006
6127845169    416,826.26  C/O Refi  Reduced     525,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   1/26/2006
6129511512    252,000.00  Purchase  Reduced     316,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/15/2005
6129728652    527,000.00  C/O Refi  Reduced     820,000.00  3/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    2/2/2006
6130020404  1,000,000.00  Purchase  Rapid     1,350,000.00  3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   2/17/2006
6135834288    770,000.00  Purchase  Rapid     1,150,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    3/6/2006

LOANID      SERVICER
----------  ---------------

6004040389  Bank of America
6005628349  Bank of America
6006099631  Bank of America
6007138289  Bank of America
6008970680  Bank of America
6013636235  Bank of America
6018514205  Bank of America
6022015025  Bank of America
6024848589  Bank of America
6025690246  Bank of America
6026106051  Bank of America
6030362575  Bank of America
6030591181  Bank of America
6038671803  Bank of America
6038701410  Bank of America
6043745915  Bank of America
6045302343  Bank of America
6057076827  Bank of America
6061486228  Bank of America
6063512625  Bank of America
6063555400  Bank of America
6068059895  Bank of America
6073132331  Bank of America
6077739636  Bank of America
6078767792  Bank of America
6080694307  Bank of America
6094188890  Bank of America
6095301989  Bank of America
6097220328  Bank of America
6103394455  Bank of America
6115143874  Bank of America
6117697950  Bank of America
6119332044  Bank of America
6120065930  Bank of America
6122517029  Bank of America
6127845169  Bank of America
6129511512  Bank of America
6129728652  Bank of America
6130020404  Bank of America
6135834288  Bank of America

LOANID      OCC        PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  ---------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6148220509  Primary    Condo        360      360  68.85   5.75  5/1/2006  5/1/2006   4/1/2036  3,857.42  5/1/2006    661,000.00
6148781229  Primary    2-Family     360      360     70  6.125  5/1/2006  5/1/2006   4/1/2036  3,390.70  5/1/2006    664,300.00
6150696612  Primary    Condo        360      360  78.76  6.375  5/1/2006  5/1/2006   4/1/2036  2,698.75  5/1/2006    508,000.00
6152544141  Primary    SFR          360      359  40.76      6  4/1/2006  5/1/2006   3/1/2036  5,096.18  4/1/2006    850,000.00
6156521657  Primary    PUD          360      359  79.78  6.125  4/1/2006  5/1/2006   3/1/2036  2,565.35  4/1/2006    502,600.00
6158640075  Primary    PUD          360      357     70   6.25  2/1/2006  4/1/2006   1/1/2036  1,613.28  3/1/2006    309,750.00
6159143012  Primary    SFR          360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  2,858.33  5/1/2006    560,000.00
6160790512  Primary    PUD          360      360  62.26  5.625  5/1/2006  5/1/2006   4/1/2036  3,750.00  5/1/2006    800,000.00
6161352494  Primary    SFR          360      359     80    6.5  4/1/2006  4/1/2006   3/1/2036  3,640.00  4/1/2006    672,000.00
6161411704  Primary    PUD          360      360  77.56  6.125  5/1/2006  5/1/2006   4/1/2036  4,940.83  5/1/2006    968,000.00
6170242801  Primary    Condo        360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  2,607.38  5/1/2006    490,800.00
6178079270  Primary    Condo        360      360  71.79  6.125  5/1/2006  5/1/2006   4/1/2036  5,104.17  5/1/2006  1,000,000.00
6180376631  Secondary  SFR          360      357     80  6.125  2/1/2006  5/1/2006   1/1/2036  1,272.21  4/1/2006    250,000.00
6183026563  Primary    SFR          360      360  58.33      6  5/1/2006  5/1/2006   4/1/2036  2,800.00  5/1/2006    560,000.00
6183086526  Primary    SFR          360      359  79.84  6.375  4/1/2006  4/1/2006   3/1/2036  6,226.23  4/1/2006    998,000.00
6184348131  Primary    SFR          360      360  78.96  6.625  5/1/2006  5/1/2006   4/1/2036  3,356.67  5/1/2006    608,000.00
6192817176  Primary    SFR          360      359  75.29   6.25  4/1/2006  4/1/2006   3/1/2036  4,705.73  4/1/2006    903,500.00
6193794747  Primary    SFR          360      360     80   6.75  5/1/2006  5/1/2006   4/1/2036  3,442.50  5/1/2006    612,000.00
6196021577  Primary    PUD          360      360  69.94  6.125  5/1/2006  5/1/2006   4/1/2036  4,542.71  5/1/2006    890,000.00
6208962693  Primary    SFR          360      360  70.59  6.375  5/1/2006  5/1/2006   4/1/2036  2,231.25  5/1/2006    420,000.00
6209190039  Primary    PUD          360      360     75   5.75  5/1/2006  5/1/2006   4/1/2036  4,456.25  5/1/2006    930,000.00
6213232629  Primary    SFR          360      359     80      6  4/1/2006  4/1/2006   3/1/2036  3,244.00  4/1/2006    648,800.00
6232725140  Primary    SFR          360      359     80   5.75  4/1/2006  5/1/2006   3/1/2036  2,619.47  4/1/2006    546,673.00
6233630166  Secondary  Condo        360      359  66.67   6.25  4/1/2006  4/1/2006   3/1/2036  3,645.83  4/1/2006    700,000.00
6233917951  Primary    SFR          360      359     80   6.25  4/1/2006  5/1/2006   3/1/2036  2,354.17  4/1/2006    452,000.00
6235423578  Primary    SFR          360      359  56.96  6.625  4/1/2006  4/1/2006   3/1/2036  3,616.15  4/1/2006    655,000.00
6237572968  Primary    PUD          360      359     80   6.25  4/1/2006  4/1/2006   3/1/2036  3,875.00  4/1/2006    744,000.00
6238921271  Primary    SFR          360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  2,958.33  5/1/2006    568,000.00
6244736499  Primary    SFR          360      360  62.82   6.75  5/1/2006  5/1/2006   4/1/2036  3,003.75  5/1/2006    534,000.00
6246445560  Secondary  SFR          360      359   39.6  6.625  4/1/2006  5/1/2006   3/1/2036  6,901.04  4/1/2006  1,250,000.00
6256497121  Primary    SFR          360      360     80    6.5  5/1/2006  5/1/2006   4/1/2036  2,946.67  5/1/2006    544,000.00
6259945852  Primary    PUD          360      358  68.36  6.375  3/1/2006  4/1/2006   2/1/2036  2,213.83  3/1/2006    417,000.00
6261545179  Primary    SFR          360      360  72.96  5.875  5/1/2006  5/1/2006   4/1/2036  2,400.26  5/1/2006    490,266.00
6262167189  Primary    SFR          360      360     80      6  5/1/2006  5/1/2006   4/1/2036  2,820.00  5/1/2006    564,000.00
6263239532  Primary    SFR          360      360     80  6.875  5/1/2006  5/1/2006   4/1/2036  3,712.50  5/1/2006    648,000.00
6271625391  Primary    SFR          360      359     80  6.125  4/1/2006  5/1/2006   3/1/2036  2,768.50  4/1/2006    542,400.00
6272826642  Primary    PUD          360      360  66.67  6.375  5/1/2006  5/1/2006   4/1/2036  6,375.00  5/1/2006  1,200,000.00
6278545188  Primary    PUD          360      359   67.4  5.875  4/1/2006  4/1/2006   3/1/2036  2,540.94  4/1/2006    519,000.00
6282931796  Primary    PUD          360      358     75      6  3/1/2006  4/1/2006   2/1/2036  4,218.75  3/1/2006    843,750.00
6288913723  Primary    PUD          360      359  62.15   5.75  4/1/2006  4/1/2006   3/1/2036  2,635.42  4/1/2006    550,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ----------

6148220509    661,000.00  R/T Refi  Reduced     960,000.00  4/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   3/17/2006
6148781229    664,300.00  Purchase  Standard    949,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    3/7/2006
6150696612    508,000.00  R/T Refi  Standard    645,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    3/2/2006
6152544141    849,153.82  Purchase  Rapid     2,100,000.00  3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/22/2006
6156521657    502,600.00  R/T Refi  Standard    630,000.00  3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   2/17/2006
6158640075    309,750.00  Purchase  Reduced     445,000.00  1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/15/2005
6159143012    560,000.00  Purchase  Rapid       740,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/24/2006
6160790512    800,000.00  Purchase  Reduced   1,310,000.00  4/1/2016   10.625   2.25       2    2.25  12 MO LIBOR   3/17/2006
6161352494    672,000.00  Purchase  SISA        900,000.00  3/1/2016     11.5   2.25       2    2.25  12 MO LIBOR    2/1/2006
6161411704    968,000.00  Purchase  Reduced   1,248,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/16/2006
6170242801    490,800.00  Purchase  Standard    614,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   3/14/2006
6178079270  1,000,000.00  Purchase  Rapid     1,400,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/10/2006
6180376631    249,250.00  Purchase  Reduced     320,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/21/2005
6183026563    560,000.00  Purchase  Standard  1,000,000.00  4/1/2016       11   2.25       2    2.25  12 MO LIBOR    3/7/2006
6183086526    997,075.65  C/O Refi  Reduced   1,250,000.00  3/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   2/21/2006
6184348131    608,000.00  R/T Refi  SISA        770,000.00  4/1/2016   11.625   2.25       2    2.25  12 MO LIBOR    3/2/2006
6192817176    903,500.00  Purchase  Rapid     1,200,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/17/2006
6193794747    612,000.00  Purchase  Standard    765,000.00  4/1/2016    11.75   2.25       2    2.25  12 MO LIBOR   3/21/2006
6196021577    890,000.00  Purchase  Standard  1,273,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    3/2/2006
6208962693    420,000.00  C/O Refi  Standard    595,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   3/21/2006
6209190039    930,000.00  Purchase  Reduced   1,240,000.00  4/1/2016    10.75   2.25       2    2.25  12 MO LIBOR    3/8/2006
6213232629    648,800.00  Purchase  Reduced     811,000.00  3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/16/2006
6232725140    546,673.00  Purchase  Reduced     695,000.00  3/1/2016    10.75   2.25       2    2.25  12 MO LIBOR    3/1/2006
6233630166    700,000.00  R/T Refi  Standard  1,050,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/23/2006
6233917951    452,000.00  Purchase  SISA        589,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/27/2006
6235423578    655,000.00  C/O Refi  Rapid     1,150,000.00  3/1/2016   11.625   2.25       2    2.25  12 MO LIBOR   2/24/2006
6237572968    744,000.00  Purchase  SISA        930,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/16/2006
6238921271    568,000.00  R/T Refi  SISA        710,000.00  4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   3/10/2006
6244736499    534,000.00  R/T Refi  Reduced     850,000.00  4/1/2016    11.75   2.25       2    2.25  12 MO LIBOR    3/3/2006
6246445560  1,250,000.00  Purchase  Standard  3,490,000.00  3/1/2016   11.625   2.25       2    2.25  12 MO LIBOR   2/23/2006
6256497121    544,000.00  Purchase  SISA        680,000.00  4/1/2016     11.5   2.25       2    2.25  12 MO LIBOR    3/8/2006
6259945852    416,721.47  R/T Refi  SISA        610,000.00  2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/27/2005
6261545179    490,266.00  R/T Refi  Standard    672,000.00  4/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   2/28/2006
6262167189    564,000.00  R/T Refi  Standard    705,000.00  4/1/2016       11   2.25       2    2.25  12 MO LIBOR    3/1/2006
6263239532    648,000.00  R/T Refi  SISA        810,000.00  4/1/2016   11.875   2.25       2    2.25  12 MO LIBOR   3/16/2006
6271625391    542,400.00  Purchase  Standard    678,000.00  3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   2/22/2006
6272826642  1,200,000.00  Purchase  Standard  1,800,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   3/20/2006
6278545188    519,000.00  R/T Refi  Rapid       770,000.00  3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   2/22/2006
6282931796    843,750.00  Purchase  Reduced   1,125,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR   1/30/2006
6288913723    550,000.00  Purchase  Reduced     890,000.00  3/1/2016    10.75   2.25       2    2.25  12 MO LIBOR    3/1/2006

LOANID      SERVICER
----------  ---------------

6148220509  Bank of America
6148781229  Bank of America
6150696612  Bank of America
6152544141  Bank of America
6156521657  Bank of America
6158640075  Bank of America
6159143012  Bank of America
6160790512  Bank of America
6161352494  Bank of America
6161411704  Bank of America
6170242801  Bank of America
6178079270  Bank of America
6180376631  Bank of America
6183026563  Bank of America
6183086526  Bank of America
6184348131  Bank of America
6192817176  Bank of America
6193794747  Bank of America
6196021577  Bank of America
6208962693  Bank of America
6209190039  Bank of America
6213232629  Bank of America
6232725140  Bank of America
6233630166  Bank of America
6233917951  Bank of America
6235423578  Bank of America
6237572968  Bank of America
6238921271  Bank of America
6244736499  Bank of America
6246445560  Bank of America
6256497121  Bank of America
6259945852  Bank of America
6261545179  Bank of America
6262167189  Bank of America
6263239532  Bank of America
6271625391  Bank of America
6272826642  Bank of America
6278545188  Bank of America
6282931796  Bank of America
6288913723  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

6291913421  Primary    PUD         360      360     80   5.75   5/1/2006  5/1/2006   4/1/2036  2,449.50  5/1/2006    511,200.00
6292588149  Primary    SFR         360      360  68.03   6.25   5/1/2006  5/1/2006   4/1/2036  2,604.17  5/1/2006    500,000.00
6294338196  Primary    SFR         360      360  65.48  6.375   5/1/2006  5/1/2006   4/1/2036  2,348.13  5/1/2006    442,000.00
6294442964  Primary    SFR         360      360  60.91   6.25   5/1/2006  5/1/2006   4/1/2036  2,776.04  5/1/2006    533,000.00
6301814601  Primary    SFR         360      360  68.97  5.625   5/1/2006  5/1/2006   4/1/2036  4,687.50  5/1/2006  1,000,000.00
6307681327  Primary    PUD         360      355  16.33  5.875  12/1/2005  4/1/2006  11/1/2035    189.29  3/1/2006     40,000.00
6307758448  Primary    SFR         360      360  77.78   5.75   5/1/2006  5/1/2006   4/1/2036  3,676.51  5/1/2006    630,000.00
6311695578  Primary    SFR         360      359  78.77   5.75   4/1/2006  4/1/2006   3/1/2036  2,453.33  4/1/2006    512,000.00
6313601566  Primary    SFR         360      359     80  6.125   4/1/2006  4/1/2006   3/1/2036  2,141.46  4/1/2006    419,551.00
6316158812  Primary    SFR         360      359  44.19   5.75   4/1/2006  4/1/2006   3/1/2036  2,678.54  4/1/2006    559,000.00
6322565323  Primary    SFR         360      360     75   6.75   5/1/2006  5/1/2006   4/1/2036  3,891.59  5/1/2006    600,000.00
6324616579  Primary    PUD         360      359     80   5.25   4/1/2006  5/1/2006   3/1/2036  2,135.00  4/1/2006    488,000.00
6327832710  Primary    SFR         360      360  79.87    6.5   5/1/2006  5/1/2006   4/1/2036  2,708.33  5/1/2006    500,000.00
6330511335  Primary    SFR         360      360     75  6.375   5/1/2006  5/1/2006   4/1/2036  4,183.59  5/1/2006    787,500.00
6331462959  Primary    SFR         360      359  69.26  6.125   4/1/2006  4/1/2006   3/1/2036  4,772.40  4/1/2006    935,000.00
6335085657  Primary    SFR         360      359  69.77      6   4/1/2006  5/1/2006   3/1/2036  2,301.50  4/1/2006    460,500.00
6337063066  Primary    PUD         360      359     80    6.5   4/1/2006  4/1/2006   3/1/2036  3,011.67  4/1/2006    556,000.00
6341105150  Primary    SFR         360      359     80   5.75   4/1/2006  4/1/2006   3/1/2036  2,300.00  4/1/2006    480,000.00
6343134398  Primary    PUD         360      360  49.47      6   5/1/2006  5/1/2006   4/1/2036  2,350.00  5/1/2006    470,000.00
6343146897  Primary    SFR         360      360     75      6   5/1/2006  5/1/2006   4/1/2036  6,225.00  5/1/2006  1,245,000.00
6350340870  Primary    SFR         360      360     75      6   5/1/2006  5/1/2006   4/1/2036  4,725.00  5/1/2006    945,000.00
6359717383  Primary    SFR         360      360  79.34   6.25   5/1/2006  5/1/2006   4/1/2036  3,119.79  5/1/2006    599,000.00
6360751322  Secondary  PUD         360      359  65.57      6   4/1/2006  4/1/2006   3/1/2036  5,000.00  4/1/2006  1,000,000.00
6367507602  Primary    SFR         360      360     80      6   5/1/2006  5/1/2006   4/1/2036  3,268.00  5/1/2006    653,600.00
6369750903  Secondary  PUD         360      359  73.21   6.25   4/1/2006  5/1/2006   3/1/2036  3,515.62  4/1/2006    675,000.00
6370857457  Primary    PUD         360      360  60.23    5.5   5/1/2006  5/1/2006   4/1/2036  3,009.29  5/1/2006    530,000.00
6372835634  Primary    Condo       360      359     80  6.375   4/1/2006  5/1/2006   3/1/2036  3,336.25  4/1/2006    628,000.00
6379500447  Primary    SFR         360      360  69.58   6.25   5/1/2006  5/1/2006   4/1/2036  5,729.17  5/1/2006  1,100,000.00
6383028054  Primary    SFR         360      360  64.29      6   5/1/2006  5/1/2006   4/1/2036  4,500.00  5/1/2006    900,000.00
6387418152  Primary    SFR         360      360     80      6   5/1/2006  5/1/2006   4/1/2036  2,640.00  5/1/2006    528,000.00
6392046642  Primary    SFR         360      359  77.93  6.125   4/1/2006  4/1/2006   3/1/2036  2,983.39  4/1/2006    584,500.00
6397576130  Primary    SFR         360      360  58.13   5.75   5/1/2006  5/1/2006   4/1/2036  2,827.08  5/1/2006    590,000.00
6399565396  Primary    SFR         360      359  68.52  5.875   4/1/2006  4/1/2006   3/1/2036  2,599.69  4/1/2006    531,000.00
6406904349  Primary    PUD         360      360     80    6.5   5/1/2006  5/1/2006   4/1/2036  3,098.33  5/1/2006    572,000.00
6409285696  Primary    SFR         360      360  79.67    6.5   5/1/2006  5/1/2006   4/1/2036  2,654.17  5/1/2006    490,000.00
6413741908  Primary    SFR         360      360  75.76      6   5/1/2006  5/1/2006   4/1/2036  2,375.00  5/1/2006    475,000.00
6420135359  Primary    PUD         360      360  65.79   6.25   5/1/2006  5/1/2006   4/1/2036  3,255.21  5/1/2006    625,000.00
6424327754  Primary    PUD         360      359     70  6.125   4/1/2006  4/1/2006   3/1/2036  5,538.02  4/1/2006  1,085,000.00
6426084007  Primary    PUD         360      359  65.19  5.625   4/1/2006  4/1/2006   3/1/2036  2,964.64  4/1/2006    515,000.00
6431699906  Primary    SFR         360      360     80  6.125   5/1/2006  5/1/2006   4/1/2036  3,470.83  5/1/2006    680,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  ---------  -------  -----  ------  ------  -----------  ---------

6291913421    511,200.00  Purchase  Standard    639,000.00   4/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  3/15/2006
6292588149    500,000.00  C/O Refi  Rapid       735,000.00   4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  3/21/2006
6294338196    442,000.00  R/T Refi  Rapid       675,000.00   4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  3/10/2006
6294442964    533,000.00  R/T Refi  SISA        875,000.00   4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   3/1/2006
6301814601  1,000,000.00  Purchase  Standard  1,450,000.00   4/1/2016   10.625   2.25       2    2.25  12 MO LIBOR  3/23/2006
6307681327     38,663.00  Purchase  Reduced     250,000.00  11/1/2015   10.875   2.25       2    2.25  12 MO LIBOR  11/1/2005
6307758448    630,000.00  Purchase  Reduced     810,000.00   4/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   3/1/2006
6311695578    512,000.00  R/T Refi  Standard    650,000.00   3/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  2/13/2006
6313601566    419,551.00  Purchase  Standard    550,000.00   3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   2/8/2006
6316158812    559,000.00  C/O Refi  Standard  1,265,000.00   3/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  2/13/2006
6322565323    600,000.00  C/O Refi  Rapid       800,000.00   4/1/2016    11.75   2.25       2    2.25  12 MO LIBOR   3/7/2006
6324616579    488,000.00  Purchase  Reduced     610,000.00   3/1/2016    10.25   2.25       2    2.25  12 MO LIBOR  2/28/2006
6327832710    500,000.00  C/O Refi  Rapid       626,000.00   4/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   3/2/2006
6330511335    787,500.00  C/O Refi  Rapid     1,050,000.00   4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  3/17/2006
6331462959    935,000.00  R/T Refi  Rapid     1,350,000.00   3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  2/14/2006
6335085657    460,300.00  C/O Refi  Reduced     660,000.00   3/1/2016       11   2.25       2    2.25  12 MO LIBOR  2/16/2006
6337063066    556,000.00  Purchase  Standard    695,000.00   3/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  2/16/2006
6341105150    480,000.00  Purchase  Reduced     624,000.00   3/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  2/27/2006
6343134398    470,000.00  C/O Refi  Standard    950,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR  3/14/2006
6343146897  1,245,000.00  Purchase  Rapid     1,665,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR  3/20/2006
6350340870    945,000.00  Purchase  Standard  1,260,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR  3/13/2006
6359717383    599,000.00  Purchase  Standard    780,000.00   4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   3/9/2006
6360751322  1,000,000.00  Purchase  Rapid     1,525,000.00   3/1/2016       11   2.25       2    2.25  12 MO LIBOR  2/27/2006
6367507602    653,600.00  Purchase  SISA        817,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR   3/2/2006
6369750903    675,000.00  Purchase  Rapid       940,000.00   3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/9/2006
6370857457    530,000.00  Purchase  Reduced     950,000.00   4/1/2016     10.5   2.25       2    2.25  12 MO LIBOR  3/10/2006
6372835634    628,000.00  Purchase  Rapid       800,000.00   3/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  2/17/2006
6379500447  1,100,000.00  Purchase  Rapid     1,600,000.00   4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  3/13/2006
6383028054    900,000.00  Purchase  Reduced   1,400,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR  3/15/2006
6387418152    528,000.00  C/O Refi  Standard    660,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR   3/2/2006
6392046642    584,500.00  R/T Refi  SISA        750,000.00   3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  2/22/2006
6397576130    590,000.00  Purchase  Reduced   1,100,000.00   4/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  3/10/2006
6399565396    531,000.00  C/O Refi  SISA        775,000.00   3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  2/22/2006
6406904349    572,000.00  Purchase  Reduced     715,000.00   4/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   3/3/2006
6409285696    490,000.00  C/O Refi  Rapid       615,000.00   4/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   3/6/2006
6413741908    475,000.00  Purchase  Standard    627,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR   3/8/2006
6420135359    625,000.00  C/O Refi  Standard    950,000.00   4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   3/1/2006
6424327754  1,085,000.00  C/O Refi  Standard  1,550,000.00   3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  2/14/2006
6426084007    514,449.42  Purchase  Reduced     790,000.00   3/1/2016   10.625   2.25       2    2.25  12 MO LIBOR  2/24/2006
6431699906    680,000.00  R/T Refi  SISA        850,000.00   4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/6/2006

LOANID      SERVICER
----------  ---------------

6291913421  Bank of America
6292588149  Bank of America
6294338196  Bank of America
6294442964  Bank of America
6301814601  Bank of America
6307681327  Bank of America
6307758448  Bank of America
6311695578  Bank of America
6313601566  Bank of America
6316158812  Bank of America
6322565323  Bank of America
6324616579  Bank of America
6327832710  Bank of America
6330511335  Bank of America
6331462959  Bank of America
6335085657  Bank of America
6337063066  Bank of America
6341105150  Bank of America
6343134398  Bank of America
6343146897  Bank of America
6350340870  Bank of America
6359717383  Bank of America
6360751322  Bank of America
6367507602  Bank of America
6369750903  Bank of America
6370857457  Bank of America
6372835634  Bank of America
6379500447  Bank of America
6383028054  Bank of America
6387418152  Bank of America
6392046642  Bank of America
6397576130  Bank of America
6399565396  Bank of America
6406904349  Bank of America
6409285696  Bank of America
6413741908  Bank of America
6420135359  Bank of America
6424327754  Bank of America
6426084007  Bank of America
6431699906  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

6434677677  Primary    SFR         360      359     80      6   4/1/2006  4/1/2006   3/1/2036  2,140.00  4/1/2006    428,000.00
6435738767  Primary    SFR         360      360     80  6.125   5/1/2006  5/1/2006   4/1/2036  2,490.83  5/1/2006    488,000.00
6444289786  Primary    PUD         360      359  77.68      6   4/1/2006  5/1/2006   3/1/2036  2,500.00  4/1/2006    500,000.00
6445006601  Primary    SFR         360      360     75  6.375   5/1/2006  5/1/2006   4/1/2036  2,769.14  5/1/2006    521,250.00
6448084167  Primary    SFR         360      359   78.6   6.25   4/1/2006  4/1/2006   3/1/2036  3,385.42  4/1/2006    650,000.00
6449216776  Secondary  SFR         360      359  68.78  5.875   4/1/2006  4/1/2006   3/1/2036  2,447.92  4/1/2006    500,000.00
6450162612  Primary    SFR         360      360  65.71      6   5/1/2006  5/1/2006   4/1/2036  2,875.00  5/1/2006    575,000.00
6450471567  Primary    SFR         360      360  49.21   6.25   5/1/2006  5/1/2006   4/1/2036  4,036.46  5/1/2006    775,000.00
6454430759  Secondary  SFR         360      359  46.08      6   4/1/2006  4/1/2006   3/1/2036  4,550.00  4/1/2006    910,000.00
6455222494  Primary    SFR         360      360  68.35      6   5/1/2006  5/1/2006   4/1/2036  2,905.00  5/1/2006    581,000.00
6457364559  Primary    SFR         360      359  62.49      6   4/1/2006  4/1/2006   3/1/2036  4,999.50  4/1/2006    999,900.00
6458243273  Primary    SFR         360      360     80      6   5/1/2006  5/1/2006   4/1/2036  2,916.00  5/1/2006    583,199.00
6459369341  Secondary  Condo       360      359  49.73  5.625   4/1/2006  4/1/2006   3/1/2036  2,156.25  4/1/2006    460,000.00
6461406073  Primary    PUD         360      360  76.92  6.375   5/1/2006  5/1/2006   4/1/2036  2,656.25  5/1/2006    500,000.00
6468985855  Secondary  PUD         360      359     80   5.75   4/1/2006  5/1/2006   3/1/2036  4,266.50  4/1/2006    890,400.00
6472943635  Primary    SFR         360      359     80      6   4/1/2006  4/1/2006   3/1/2036  2,700.00  4/1/2006    540,000.00
6476499386  Primary    SFR         360      360  79.55   5.75   5/1/2006  5/1/2006   4/1/2036  4,192.71  5/1/2006    875,000.00
6477672619  Primary    PUD         360      359     80  5.875   4/1/2006  4/1/2006   3/1/2036  5,797.08  4/1/2006    980,000.00
6479507524  Primary    SFR         360      359  66.67   6.25   4/1/2006  5/1/2006   3/1/2036  3,385.42  4/1/2006    650,000.00
6480701959  Primary    SFR         360      359  29.44  5.875   4/1/2006  4/1/2006   3/1/2036  2,305.94  4/1/2006    471,000.00
6489634201  Primary    SFR         360      360  63.69  6.125   5/1/2006  5/1/2006   4/1/2036  2,552.08  5/1/2006    500,000.00
6490921936  Primary    PUD         360      359  76.43  6.375   4/1/2006  4/1/2006   3/1/2036  3,187.50  4/1/2006    600,000.00
6497348158  Primary    SFR         360      360     80  6.125   5/1/2006  5/1/2006   4/1/2036  3,487.17  5/1/2006    683,200.00
6498442224  Primary    PUD         360      360     80      6   5/1/2006  5/1/2006   4/1/2036  2,720.00  5/1/2006    544,000.00
6504659589  Primary    PUD         360      360     80    5.5   5/1/2006  5/1/2006   4/1/2036  4,541.86  5/1/2006    799,920.00
6506876157  Primary    SFR         360      360  69.95      6   5/1/2006  5/1/2006   4/1/2036  3,672.50  5/1/2006    734,500.00
6507037064  Primary    PUD         360      359     80      6   4/1/2006  4/1/2006   3/1/2036  3,199.80  4/1/2006    639,960.00
6508530588  Primary    SFR         360      359     80      6   4/1/2006  4/1/2006   3/1/2036  2,392.00  4/1/2006    478,400.00
6515895891  Secondary  Condo       360      359     70      6   4/1/2006  4/1/2006   3/1/2036  7,350.00  4/1/2006  1,470,000.00
6516688550  Primary    PUD         360      359   79.5    6.5   4/1/2006  4/1/2006   3/1/2036  3,927.08  4/1/2006    725,000.00
6517434863  Primary    SFR         360      355     80      6  12/1/2005  5/1/2006  11/1/2035    656.91  4/1/2006    132,000.00
6522628764  Primary    SFR         360      359   51.9    6.5   4/1/2006  4/1/2006   3/1/2036  2,923.75  4/1/2006    539,770.00
6528811638  Primary    SFR         360      360     80      6   5/1/2006  5/1/2006   4/1/2036  3,100.00  5/1/2006    620,000.00
6530163820  Primary    PUD         360      360  52.79  6.625   5/1/2006  5/1/2006   4/1/2036  2,506.46  5/1/2006    454,000.00
6535958026  Primary    Condo       360      360     80   6.25   5/1/2006  5/1/2006   4/1/2036  3,020.83  5/1/2006    580,000.00
6536486324  Primary    PUD         360      360  79.51  6.125   5/1/2006  5/1/2006   4/1/2036  2,709.04  5/1/2006    530,750.00
6545932052  Primary    Condo       360      360  77.84    6.5   5/1/2006  5/1/2006   4/1/2036  3,520.83  5/1/2006    650,000.00
6546133866  Primary    SFR         360      359     70  6.125   4/1/2006  5/1/2006   3/1/2036  3,858.75  4/1/2006    756,000.00
6551351338  Primary    SFR         360      359     70   6.25   4/1/2006  4/1/2006   3/1/2036  2,285.94  4/1/2006    438,900.00
6552401082  Primary    SFR         360      360  57.29  5.875   5/1/2006  5/1/2006   4/1/2036  3,329.17  5/1/2006    680,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

6434677677    428,000.00  C/O Refi  Rapid       535,000.00   3/1/2016       11   2.25       2    2.25  12 MO LIBOR    2/9/2006
6435738767    488,000.00  Purchase  Standard    628,000.00   4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/15/2006
6444289786    500,000.00  Purchase  SISA        650,000.00   3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/28/2006
6445006601    521,250.00  Purchase  SISA        705,000.00   4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    3/7/2006
6448084167    650,000.00  Purchase  Standard    842,000.00   3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    3/1/2006
6449216776    500,000.00  Purchase  Rapid       735,000.00   3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR    3/1/2006
6450162612    575,000.00  Purchase  Rapid       875,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR    3/1/2006
6450471567    775,000.00  R/T Refi  Rapid     1,575,000.00   4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    3/1/2006
6454430759    910,000.00  R/T Refi  Rapid     1,975,000.00   3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/28/2006
6455222494    581,000.00  Purchase  Rapid       850,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/23/2006
6457364559    999,900.00  R/T Refi  Rapid     1,600,000.00   3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/16/2006
6458243273    583,199.00  Purchase  SISA        730,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR    3/7/2006
6459369341    460,000.00  Purchase  Standard    925,000.00   3/1/2016   10.625   2.25       2    2.25  12 MO LIBOR   2/27/2006
6461406073    500,000.00  R/T Refi  Rapid       650,000.00   4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    3/7/2006
6468985855    890,400.00  Purchase  Rapid     1,120,000.00   3/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   2/28/2006
6472943635    540,000.00  R/T Refi  Standard    675,000.00   3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/23/2006
6476499386    875,000.00  R/T Refi  Standard  1,100,000.00   4/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   3/13/2006
6477672619    979,000.84  Purchase  Standard  1,225,000.00   3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   2/21/2006
6479507524    650,000.00  C/O Refi  Rapid       975,000.00   3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/10/2006
6480701959    471,000.00  R/T Refi  Rapid     1,600,000.00   3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR    2/9/2006
6489634201    500,000.00  C/O Refi  SISA        785,000.00   4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/16/2006
6490921936    600,000.00  Purchase  Standard    785,000.00   3/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    3/1/2006
6497348158    683,200.00  R/T Refi  SISA        854,000.00   4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/16/2006
6498442224    544,000.00  Purchase  Reduced     690,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR   3/16/2006
6504659589    799,920.00  Purchase  Reduced   1,000,000.00   4/1/2016     10.5   2.25       2    2.25  12 MO LIBOR   3/10/2006
6506876157    734,500.00  C/O Refi  Standard  1,050,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/24/2006
6507037064    639,960.00  Purchase  Reduced     800,000.00   3/1/2016       11   2.25       2    2.25  12 MO LIBOR    2/6/2006
6508530588    478,400.00  Purchase  Standard    632,000.00   3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/17/2006
6515895891  1,470,000.00  R/T Refi  Standard  2,100,000.00   3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/23/2006
6516688550    725,000.00  R/T Refi  Standard    912,000.00   3/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   2/23/2006
6517434863    131,381.03  Purchase  Reduced     165,000.00  11/1/2015       11   2.25       2    2.25  12 MO LIBOR  10/28/2005
6522628764    539,770.00  R/T Refi  Reduced   1,040,000.00   3/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   2/24/2006
6528811638    620,000.00  Purchase  Rapid       775,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR   3/20/2006
6530163820    454,000.00  C/O Refi  Standard    860,000.00   4/1/2016   11.625   2.25       2    2.25  12 MO LIBOR   3/10/2006
6535958026    580,000.00  Purchase  Rapid       725,000.00   4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    3/6/2006
6536486324    530,750.00  Purchase  Rapid       675,000.00   4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/13/2006
6545932052    650,000.00  Purchase  Rapid       835,000.00   4/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   3/13/2006
6546133866    756,000.00  R/T Refi  Standard  1,080,000.00   3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    2/8/2006
6551351338    438,900.00  Purchase  Rapid       627,000.00   3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/15/2006
6552401082    680,000.00  Purchase  Rapid     1,200,000.00   4/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   3/17/2006

LOANID      SERVICER
----------  ---------------

6434677677  Bank of America
6435738767  Bank of America
6444289786  Bank of America
6445006601  Bank of America
6448084167  Bank of America
6449216776  Bank of America
6450162612  Bank of America
6450471567  Bank of America
6454430759  Bank of America
6455222494  Bank of America
6457364559  Bank of America
6458243273  Bank of America
6459369341  Bank of America
6461406073  Bank of America
6468985855  Bank of America
6472943635  Bank of America
6476499386  Bank of America
6477672619  Bank of America
6479507524  Bank of America
6480701959  Bank of America
6489634201  Bank of America
6490921936  Bank of America
6497348158  Bank of America
6498442224  Bank of America
6504659589  Bank of America
6506876157  Bank of America
6507037064  Bank of America
6508530588  Bank of America
6515895891  Bank of America
6516688550  Bank of America
6517434863  Bank of America
6522628764  Bank of America
6528811638  Bank of America
6530163820  Bank of America
6535958026  Bank of America
6536486324  Bank of America
6545932052  Bank of America
6546133866  Bank of America
6551351338  Bank of America
6552401082  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6552494566  Primary    SFR         360      360  54.32    6.5  5/1/2006  5/1/2006   4/1/2036  4,560.83  5/1/2006    842,000.00
6554838760  Primary    PUD         360      359     80  5.875  4/1/2006  5/1/2006   3/1/2036  2,171.53  4/1/2006    444,000.00
6568024373  Primary    Condo       360      360  68.42  6.625  5/1/2006  5/1/2006   4/1/2036  3,588.54  5/1/2006    650,000.00
6572376389  Primary    SFR         360      359     55   6.25  4/1/2006  5/1/2006   3/1/2036  4,987.05  4/1/2006    962,500.00
6575069098  Primary    SFR         360      359   68.5    6.5  4/1/2006  4/1/2006   3/1/2036  2,356.25  4/1/2006    435,000.00
6576185703  Primary    SFR         360      359   70.9  6.375  4/1/2006  4/1/2006   3/1/2036  3,235.31  4/1/2006    609,000.00
6576936790  Primary    PUD         360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  2,613.33  5/1/2006    512,000.00
6582177470  Primary    SFR         360      359  78.06  6.125  4/1/2006  5/1/2006   3/1/2036  2,470.42  4/1/2006    484,000.00
6584099722  Secondary  PUD         360      360  63.06      6  5/1/2006  5/1/2006   4/1/2036  2,270.00  5/1/2006    454,000.00
6585366336  Primary    PUD         360      359  62.89   5.75  4/1/2006  5/1/2006   3/1/2036  2,922.92  4/1/2006    610,000.00
6591475881  Primary    PUD         360      359     80  6.125  4/1/2006  5/1/2006   3/1/2036  4,797.92  4/1/2006    940,000.00
6592709064  Primary    PUD         360      359  46.55  5.875  4/1/2006  5/1/2006   3/1/2036  2,643.75  4/1/2006    540,000.00
6602332360  Primary    SFR         360      360     80      6  5/1/2006  5/1/2006   4/1/2036  2,600.00  5/1/2006    520,000.00
6603059285  Primary    SFR         360      360   69.9  6.375  5/1/2006  5/1/2006   4/1/2036  3,166.25  5/1/2006    596,000.00
6605800108  Primary    SFR         360      359     80  6.125  4/1/2006  4/1/2006   3/1/2036  3,917.88  4/1/2006    644,800.00
6607454052  Primary    SFR         360      360   64.8  6.125  5/1/2006  5/1/2006   4/1/2036  4,961.25  5/1/2006    972,000.00
6608884042  Primary    SFR         360      359     80  6.625  4/1/2006  4/1/2006   3/1/2036  4,306.25  4/1/2006    780,000.00
6615215768  Primary    SFR         360      359  55.68  6.375  4/1/2006  5/1/2006   3/1/2036  4,348.28  4/1/2006    818,500.00
6625334070  Primary    SFR         360      360     50  6.125  5/1/2006  5/1/2006   4/1/2036  3,317.71  5/1/2006    650,000.00
6627881565  Primary    SFR         360      359     75  5.875  4/1/2006  5/1/2006   3/1/2036  2,350.00  4/1/2006    480,000.00
6634064791  Primary    SFR         360      360     80      6  5/1/2006  5/1/2006   4/1/2036  3,200.00  5/1/2006    640,000.00
6650473843  Primary    SFR         360      359  60.31  5.875  4/1/2006  4/1/2006   3/1/2036  4,739.17  4/1/2006    968,000.00
6657762636  Primary    SFR         360      360  57.14      6  5/1/2006  5/1/2006   4/1/2036  4,000.00  5/1/2006    800,000.00
6662382750  Primary    SFR         360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  2,728.86  5/1/2006    443,200.00
6664824676  Secondary  Condo       360      360  73.21      6  5/1/2006  5/1/2006   4/1/2036  2,500.00  5/1/2006    500,000.00
6668239152  Secondary  PUD         360      359     80   6.25  4/1/2006  5/1/2006   3/1/2036  4,791.67  4/1/2006    920,000.00
6669415900  Primary    SFR         360      360  26.05  6.375  5/1/2006  5/1/2006   4/1/2036  2,905.94  5/1/2006    547,000.00
6673639347  Primary    SFR         360      360  40.51  6.375  5/1/2006  5/1/2006   4/1/2036  2,528.75  5/1/2006    476,000.00
6674587719  Primary    SFR         360      360     70  6.125  5/1/2006  5/1/2006   4/1/2036  2,590.36  5/1/2006    507,500.00
6675191255  Secondary  Condo       360      359  63.57   5.75  4/1/2006  4/1/2006   3/1/2036  2,395.83  4/1/2006    500,000.00
6679590684  Primary    PUD         360      360  74.71   6.75  5/1/2006  5/1/2006   4/1/2036  2,941.88  5/1/2006    523,000.00
6679808631  Primary    PUD         360      359  39.22      6  4/1/2006  5/1/2006   3/1/2036  5,000.00  4/1/2006  1,000,000.00
6682798258  Primary    SFR         360      360   24.5  6.125  5/1/2006  5/1/2006   4/1/2036  2,751.15  5/1/2006    539,000.00
6691560442  Primary    SFR         360      359  78.57      6  4/1/2006  4/1/2006   3/1/2036  2,750.00  4/1/2006    550,000.00
6691613274  Primary    SFR         360      360     80    6.5  5/1/2006  5/1/2006   4/1/2036  2,816.67  5/1/2006    520,000.00
6696033866  Primary    SFR         360      359  65.09   5.25  4/1/2006  4/1/2006   3/1/2036  3,132.50  4/1/2006    716,000.00
6696919924  Primary    SFR         360      359  74.63      6  4/1/2006  4/1/2006   3/1/2036  3,750.00  4/1/2006    750,000.00
6704483624  Primary    Condo       360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  3,579.17  5/1/2006    687,200.00
6707187834  Primary    SFR         360      359     80  6.125  4/1/2006  5/1/2006   3/1/2036  2,245.83  4/1/2006    440,000.00
6714669998  Primary    SFR         360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  3,888.75  5/1/2006    732,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ---------

6552494566    842,000.00  R/T Refi  Rapid     1,550,000.00  4/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  3/16/2006
6554838760    443,547.32  Purchase  Standard    555,000.00  3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  2/15/2006
6568024373    650,000.00  C/O Refi  SISA        950,000.00  4/1/2016   11.625   2.25       2    2.25  12 MO LIBOR  3/14/2006
6572376389    957,513.02  C/O Refi  Rapid     1,750,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/9/2006
6575069098    435,000.00  Purchase  Rapid       635,000.00  3/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  2/22/2006
6576185703    609,000.00  Purchase  Rapid       860,000.00  3/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   3/1/2006
6576936790    512,000.00  Purchase  Standard    677,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/6/2006
6582177470    484,000.00  C/O Refi  Rapid       620,000.00  3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  2/14/2006
6584099722    454,000.00  R/T Refi  Standard    720,000.00  4/1/2016       11   2.25       2    2.25  12 MO LIBOR   3/7/2006
6585366336    610,000.00  R/T Refi  Rapid       970,000.00  3/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  2/23/2006
6591475881    940,000.00  Purchase  Rapid     1,200,000.00  3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  2/28/2006
6592709064    540,000.00  C/O Refi  Rapid     1,160,000.00  3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  2/14/2006
6602332360    520,000.00  R/T Refi  Standard    650,000.00  4/1/2016       11   2.25       2    2.25  12 MO LIBOR  3/13/2006
6603059285    596,000.00  Purchase  Standard    870,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  3/20/2006
6605800108    644,173.29  R/T Refi  Rapid       806,000.00  3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  2/23/2006
6607454052    972,000.00  R/T Refi  Rapid     1,500,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/2/2006
6608884042    780,000.00  Purchase  SISA        980,000.00  3/1/2016   11.625   2.25       2    2.25  12 MO LIBOR   3/1/2006
6615215768    818,500.00  C/O Refi  Standard  1,470,000.00  3/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  2/21/2006
6625334070    650,000.00  Purchase  Rapid     1,300,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/1/2006
6627881565    480,000.00  R/T Refi  Rapid       640,000.00  3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  2/14/2006
6634064791    640,000.00  Purchase  Rapid       800,000.00  4/1/2016       11   2.25       2    2.25  12 MO LIBOR   3/8/2006
6650473843    968,000.00  C/O Refi  Standard  1,605,000.00  3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   2/6/2006
6657762636    800,000.00  Purchase  Rapid     1,400,000.00  4/1/2016       11   2.25       2    2.25  12 MO LIBOR  3/24/2006
6662382750    443,200.00  Purchase  SISA        560,000.00  4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   3/2/2006
6664824676    500,000.00  Purchase  Rapid       685,000.00  4/1/2016       11   2.25       2    2.25  12 MO LIBOR   3/8/2006
6668239152    920,000.00  Purchase  Rapid     1,150,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/7/2006
6669415900    547,000.00  R/T Refi  Standard  2,100,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   3/8/2006
6673639347    476,000.00  R/T Refi  Rapid     1,175,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   3/1/2006
6674587719    507,500.00  C/O Refi  Standard    725,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/2/2006
6675191255    500,000.00  Purchase  Rapid       791,000.00  3/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  2/20/2006
6679590684    523,000.00  C/O Refi  Reduced     700,000.00  4/1/2016    11.75   2.25       2    2.25  12 MO LIBOR  2/28/2006
6679808631  1,000,000.00  Purchase  Rapid     2,550,000.00  3/1/2016       11   2.25       2    2.25  12 MO LIBOR  2/23/2006
6682798258    539,000.00  R/T Refi  SISA      2,200,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  3/16/2006
6691560442    550,000.00  C/O Refi  Standard    700,000.00  3/1/2016       11   2.25       2    2.25  12 MO LIBOR  2/16/2006
6691613274    520,000.00  C/O Refi  Standard    650,000.00  4/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  2/27/2006
6696033866    716,000.00  C/O Refi  Rapid     1,100,000.00  3/1/2016    10.25   2.25       2    2.25  12 MO LIBOR   2/9/2006
6696919924    750,000.00  R/T Refi  Standard  1,005,000.00  3/1/2016       11   2.25       2    2.25  12 MO LIBOR  2/16/2006
6704483624    687,200.00  Purchase  Rapid       860,000.00  4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  3/21/2006
6707187834    440,000.00  R/T Refi  Rapid       550,000.00  3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  2/23/2006
6714669998    732,000.00  Purchase  Standard    915,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   3/1/2006

LOANID      SERVICER
----------  ---------------

6552494566  Bank of America
6554838760  Bank of America
6568024373  Bank of America
6572376389  Bank of America
6575069098  Bank of America
6576185703  Bank of America
6576936790  Bank of America
6582177470  Bank of America
6584099722  Bank of America
6585366336  Bank of America
6591475881  Bank of America
6592709064  Bank of America
6602332360  Bank of America
6603059285  Bank of America
6605800108  Bank of America
6607454052  Bank of America
6608884042  Bank of America
6615215768  Bank of America
6625334070  Bank of America
6627881565  Bank of America
6634064791  Bank of America
6650473843  Bank of America
6657762636  Bank of America
6662382750  Bank of America
6664824676  Bank of America
6668239152  Bank of America
6669415900  Bank of America
6673639347  Bank of America
6674587719  Bank of America
6675191255  Bank of America
6679590684  Bank of America
6679808631  Bank of America
6682798258  Bank of America
6691560442  Bank of America
6691613274  Bank of America
6696033866  Bank of America
6696919924  Bank of America
6704483624  Bank of America
6707187834  Bank of America
6714669998  Bank of America

LOANID      OCC        PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  ---------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6716154643  Secondary  SFR          360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  4,062.92  5/1/2006    796,000.00
6726942995  Secondary  SFR          360      359  34.48      6  4/1/2006  5/1/2006   3/1/2036  2,499.61  4/1/2006    500,000.00
6731522188  Primary    SFR          360      360     70  6.125  5/1/2006  5/1/2006   4/1/2036  2,661.82  5/1/2006    521,500.00
6738336814  Primary    SFR          360      359  13.74   6.25  4/1/2006  4/1/2006   3/1/2036  3,255.21  4/1/2006    625,000.00
6738890489  Secondary  Condo        360      357     80  5.875  2/1/2006  5/1/2006   1/1/2036    715.19  4/1/2006    146,081.00
6740450355  Primary    SFR          360      360     80   7.25  5/1/2006  5/1/2006   4/1/2036  4,596.50  5/1/2006    760,800.00
6746965356  Primary    SFR          360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  2,303.50  5/1/2006    433,600.00
6760349487  Primary    SFR          360      360     60  6.375  5/1/2006  5/1/2006   4/1/2036  3,984.38  5/1/2006    750,000.00
6762562053  Primary    SFR          360      359     80  5.875  4/1/2006  5/1/2006   3/1/2036  3,035.42  4/1/2006    620,000.00
6765721839  Primary    PUD          360      359     80  5.875  4/1/2006  4/1/2006   3/1/2036  2,815.49  4/1/2006    475,960.00
6766347345  Primary    PUD          360      359  45.66  5.875  4/1/2006  4/1/2006   3/1/2036  2,794.05  4/1/2006    570,700.00
6768518141  Primary    PUD          360      359     80      7  4/1/2006  4/1/2006   3/1/2036  4,573.33  4/1/2006    784,000.00
6771756142  Primary    SFR          360      360  64.74  6.375  5/1/2006  5/1/2006   4/1/2036  2,321.56  5/1/2006    437,000.00
6774014762  Primary    SFR          360      360     80    6.5  5/1/2006  5/1/2006   4/1/2036  3,011.67  5/1/2006    556,000.00
6775946210  Primary    SFR          360      360  79.84  6.375  5/1/2006  5/1/2006   4/1/2036  2,650.94  5/1/2006    499,000.00
6780153430  Primary    PUD          360      360     60   5.75  5/1/2006  5/1/2006   4/1/2036  2,156.25  5/1/2006    450,000.00
6781694234  Primary    SFR          360      359     70   6.25  4/1/2006  4/1/2006   3/1/2036  3,117.19  4/1/2006    598,500.00
6783042721  Primary    PUD          360      359  76.54  6.375  4/1/2006  4/1/2006   3/1/2036  3,395.22  4/1/2006    639,100.00
6791246306  Primary    PUD          360      358  75.82  6.375  3/1/2006  4/1/2006   2/1/2036  2,215.31  3/1/2006    417,000.00
6793600518  Primary    SFR          360      359     80      6  4/1/2006  4/1/2006   3/1/2036  3,380.00  4/1/2006    676,000.00
6794404829  Primary    PUD          360      359     80      6  4/1/2006  5/1/2006   3/1/2036  3,000.00  4/1/2006    600,000.00
6803730065  Primary    SFR          360      358  44.74   6.25  3/1/2006  5/1/2006   2/1/2036  2,213.54  4/1/2006    425,000.00
6820828330  Primary    PUD          360      359     80  5.625  4/1/2006  4/1/2006   3/1/2036  4,421.05  4/1/2006    768,000.00
6822213416  Secondary  Condo        360      359     75  6.125  4/1/2006  4/1/2006   3/1/2036  2,734.25  4/1/2006    450,000.00
6823328361  Primary    SFR          360      359     80  6.375  4/1/2006  4/1/2006   3/1/2036  5,299.75  4/1/2006    997,600.00
6823842759  Secondary  Condo        360      360     80   6.25  5/1/2006  5/1/2006   4/1/2036  2,437.50  5/1/2006    468,000.00
6824341157  Primary    PUD          360      359  66.62    6.5  4/1/2006  5/1/2006   3/1/2036  2,736.86  4/1/2006    433,000.00
6834287606  Secondary  PUD          360      360  71.68  6.125  5/1/2006  5/1/2006   4/1/2036  5,104.17  5/1/2006  1,000,000.00
6838318886  Primary    PUD          360      359  79.73      6  4/1/2006  5/1/2006   3/1/2036  4,425.00  4/1/2006    885,000.00
6842321108  Primary    Townhouse    360      357  53.09  5.875  2/1/2006  4/1/2006   1/1/2036  1,052.60  3/1/2006    215,000.00
6847617088  Primary    SFR          360      359  79.43  6.625  4/1/2006  4/1/2006   3/1/2036  5,520.83  4/1/2006  1,000,000.00
6854948038  Primary    SFR          360      359  70.81    6.5  4/1/2006  4/1/2006   3/1/2036  7,095.83  4/1/2006  1,310,000.00
6856949182  Primary    SFR          360      359  69.27  7.375  4/1/2006  5/1/2006   3/1/2036  3,380.21  4/1/2006    550,000.00
6857865338  Primary    SFR          360      360     80      6  5/1/2006  5/1/2006   4/1/2036  3,300.00  5/1/2006    660,000.00
6861088703  Secondary  PUD          360      359  68.85      6  4/1/2006  5/1/2006   3/1/2036  2,325.00  4/1/2006    465,000.00
6865074667  Primary    PUD          360      360     80  6.125  5/1/2006  5/1/2006   4/1/2036  3,229.92  5/1/2006    632,800.00
6869437548  Primary    PUD          360      360     70      6  5/1/2006  5/1/2006   4/1/2036  4,415.00  5/1/2006    883,000.00
6872707580  Primary    SFR          360      359  79.57   6.25  4/1/2006  5/1/2006   3/1/2036  3,974.48  4/1/2006    763,100.00
6876298586  Primary    PUD          360      359  79.41   6.25  4/1/2006  5/1/2006   3/1/2036  2,812.50  4/1/2006    540,000.00
6884845568  Primary    SFR          360      360     80  6.375  5/1/2006  5/1/2006   4/1/2036  2,792.25  5/1/2006    525,600.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ----------

6716154643    796,000.00  Purchase  Rapid       995,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    3/7/2006
6726942995    499,922.86  C/O Refi  Rapid     1,450,000.00  3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/15/2006
6731522188    521,500.00  Purchase  Rapid       760,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/16/2006
6738336814    625,000.00  R/T Refi  Rapid     4,550,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/23/2006
6738890489    146,081.00  Purchase  Reduced     184,000.00  1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/30/2005
6740450355    760,800.00  Purchase  SISA        951,000.00  4/1/2016    12.25   2.25       2    2.25  12 MO LIBOR    3/2/2006
6746965356    433,600.00  Purchase  Standard    542,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   3/14/2006
6760349487    750,000.00  C/O Refi  Standard  1,250,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   3/15/2006
6762562053    620,000.00  Purchase  Rapid       800,000.00  3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR    2/6/2006
6765721839    475,474.73  Purchase  Reduced     595,000.00  3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR    2/8/2006
6766347345    570,700.00  R/T Refi  Rapid     1,250,000.00  3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   2/17/2006
6768518141    784,000.00  Purchase  SISA        980,000.00  3/1/2016       12   2.25       2    2.25  12 MO LIBOR   2/23/2006
6771756142    437,000.00  C/O Refi  Standard    675,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    3/2/2006
6774014762    556,000.00  Purchase  Reduced     695,000.00  4/1/2016     11.5   2.25       2    2.25  12 MO LIBOR    3/8/2006
6775946210    499,000.00  R/T Refi  Rapid       625,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    3/1/2006
6780153430    450,000.00  Purchase  Standard    790,000.00  4/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   3/13/2006
6781694234    598,500.00  C/O Refi  Rapid       855,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/14/2006
6783042721    639,100.00  R/T Refi  Standard    835,000.00  3/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   2/28/2006
6791246306    417,000.00  R/T Refi  Standard    550,000.00  2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    1/5/2006
6793600518    676,000.00  Purchase  Standard    845,000.00  3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/10/2006
6794404829    600,000.00  Purchase  Rapid       750,000.00  3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/13/2006
6803730065    425,000.00  C/O Refi  Standard    950,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    1/6/2006
6820828330    767,178.95  C/O Refi  Rapid       960,000.00  3/1/2016   10.625   2.25       2    2.25  12 MO LIBOR   2/21/2006
6822213416    449,562.63  C/O Refi  Standard    600,000.00  3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   2/10/2006
6823328361    997,600.00  Purchase  Rapid     1,300,000.00  3/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   2/28/2006
6823842759    468,000.00  Purchase  Rapid       605,000.00  4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   3/13/2006
6824341157    432,608.56  C/O Refi  Reduced     650,000.00  3/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   2/21/2006
6834287606  1,000,000.00  Purchase  Rapid     1,395,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    3/9/2006
6838318886    885,000.00  R/T Refi  SISA      1,110,000.00  3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/13/2006
6842321108    215,000.00  Purchase  Reduced     410,000.00  1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/16/2005
6847617088  1,000,000.00  Purchase  SISA      1,259,000.00  3/1/2016   11.625   2.25       2    2.25  12 MO LIBOR    3/1/2006
6854948038  1,310,000.00  C/O Refi  Standard  1,850,000.00  3/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   2/27/2006
6856949182    550,000.00  R/T Refi  Rapid       794,000.00  3/1/2016   12.375   2.25       2    2.25  12 MO LIBOR   2/13/2006
6857865338    660,000.00  Purchase  SISA        825,000.00  4/1/2016       11   2.25       2    2.25  12 MO LIBOR    3/1/2006
6861088703    465,000.00  Purchase  Rapid       678,000.00  3/1/2016       11   2.25       2    2.25  12 MO LIBOR    2/9/2006
6865074667    632,800.00  Purchase  Rapid       791,000.00  4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/23/2006
6869437548    883,000.00  Purchase  Rapid     1,262,000.00  4/1/2016       11   2.25       2    2.25  12 MO LIBOR    3/8/2006
6872707580    763,100.00  Purchase  SISA        960,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/22/2006
6876298586    540,000.00  C/O Refi  Rapid       680,000.00  3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/15/2006
6884845568    525,600.00  Purchase  Rapid       657,000.00  4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    3/2/2006

LOANID      SERVICER
----------  ---------------

6716154643  Bank of America
6726942995  Bank of America
6731522188  Bank of America
6738336814  Bank of America
6738890489  Bank of America
6740450355  Bank of America
6746965356  Bank of America
6760349487  Bank of America
6762562053  Bank of America
6765721839  Bank of America
6766347345  Bank of America
6768518141  Bank of America
6771756142  Bank of America
6774014762  Bank of America
6775946210  Bank of America
6780153430  Bank of America
6781694234  Bank of America
6783042721  Bank of America
6791246306  Bank of America
6793600518  Bank of America
6794404829  Bank of America
6803730065  Bank of America
6820828330  Bank of America
6822213416  Bank of America
6823328361  Bank of America
6823842759  Bank of America
6824341157  Bank of America
6834287606  Bank of America
6838318886  Bank of America
6842321108  Bank of America
6847617088  Bank of America
6854948038  Bank of America
6856949182  Bank of America
6857865338  Bank of America
6861088703  Bank of America
6865074667  Bank of America
6869437548  Bank of America
6872707580  Bank of America
6876298586  Bank of America
6884845568  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

6884879666  Primary    SFR         360      360  54.55  6.625   5/1/2006  5/1/2006   4/1/2036  3,975.00  5/1/2006    720,000.00
6901225257  Primary    SFR         360      359  64.62  5.875   4/1/2006  4/1/2006   3/1/2036  2,056.25  4/1/2006    420,000.00
6903694286  Primary    SFR         360      360  65.19      7   5/1/2006  5/1/2006   4/1/2036  3,616.67  5/1/2006    620,000.00
6905433725  Primary    SFR         360      359  73.33  5.875   4/1/2006  5/1/2006   3/1/2036  2,154.17  4/1/2006    440,000.00
6905991706  Primary    SFR         360      359  45.41    7.5   4/1/2006  4/1/2006   3/1/2036  6,243.75  4/1/2006    999,000.00
6907396334  Primary    Condo       360      360  78.25  6.375   5/1/2006  5/1/2006   4/1/2036  3,745.31  5/1/2006    705,000.00
6908496414  Primary    PUD         360      360  77.17  6.125   5/1/2006  5/1/2006   4/1/2036  2,450.00  5/1/2006    480,000.00
6913185051  Primary    PUD         360      359  74.97    6.5   4/1/2006  4/1/2006   3/1/2036  3,756.46  4/1/2006    693,500.00
6919246972  Primary    PUD         360      360     80      6   5/1/2006  5/1/2006   4/1/2036  3,160.00  5/1/2006    632,000.00
6921010580  Primary    SFR         360      360  77.59   6.25   5/1/2006  5/1/2006   4/1/2036  2,343.75  5/1/2006    450,000.00
6921666217  Secondary  PUD         360      357     60  5.875   2/1/2006  4/1/2006   1/1/2036  2,041.56  3/1/2006    417,000.00
6921862733  Primary    SFR         360      360  63.26      6   5/1/2006  5/1/2006   4/1/2036  2,850.00  5/1/2006    570,000.00
6926180131  Primary    Condo       360      359     80  6.125   4/1/2006  5/1/2006   3/1/2036  2,205.00  4/1/2006    432,000.00
6927326881  Primary    PUD         360      360  54.55  6.125   5/1/2006  5/1/2006   4/1/2036  3,062.50  5/1/2006    600,000.00
6928593471  Primary    SFR         360      359  62.11   6.25   4/1/2006  5/1/2006   3/1/2036  5,208.33  4/1/2006  1,000,000.00
6942087146  Primary    SFR         360      360     80      6   5/1/2006  5/1/2006   4/1/2036  5,276.05  5/1/2006    880,000.00
6948360455  Primary    SFR         360      359     75    6.5   4/1/2006  4/1/2006   3/1/2036  2,762.50  4/1/2006    510,000.00
6948889883  Primary    Condo       360      359     80   6.25   4/1/2006  5/1/2006   3/1/2036  2,579.17  4/1/2006    495,200.00
6952224787  Primary    SFR         360      360     75   6.25   5/1/2006  5/1/2006   4/1/2036  3,906.25  5/1/2006    750,000.00
6957328930  Primary    SFR         360      359  68.82      6   4/1/2006  5/1/2006   3/1/2036  2,477.39  4/1/2006    495,500.00
6961936835  Primary    SFR         360      359     80      6   4/1/2006  4/1/2006   3/1/2036  4,100.00  4/1/2006    820,000.00
6963678872  Primary    PUD         360      358  72.32  5.375   3/1/2006  4/1/2006   2/1/2036  1,867.81  3/1/2006    417,000.00
6968044187  Primary    SFR         360      360     80      6   5/1/2006  5/1/2006   4/1/2036  2,370.00  5/1/2006    474,000.00
6968377454  Primary    Condo       360      360  48.15  5.875   5/1/2006  5/1/2006   4/1/2036  3,460.50  5/1/2006    585,000.00
6971684631  Primary    SFR         360      360     80  6.125   5/1/2006  5/1/2006   4/1/2036  3,115.83  5/1/2006    512,800.00
6973272039  Primary    PUD         360      360     80  6.375   5/1/2006  5/1/2006   4/1/2036  3,123.75  5/1/2006    588,000.00
6973691857  Primary    PUD         360      360     80  6.125   5/1/2006  5/1/2006   4/1/2036  2,592.92  5/1/2006    508,000.00
6977363255  Primary    PUD         360      360  44.03  5.125   5/1/2006  5/1/2006   4/1/2036  3,811.41  5/1/2006    700,000.00
6978764436  Primary    SFR         360      359     80  5.875   4/1/2006  4/1/2006   3/1/2036  3,427.08  4/1/2006    700,000.00
6990591924  Primary    PUD         360      359  68.68   6.25   4/1/2006  5/1/2006   3/1/2036  3,255.21  4/1/2006    625,000.00
6994644687  Primary    Condo       360      360     80   6.25   5/1/2006  5/1/2006   4/1/2036  3,229.17  5/1/2006    620,000.00
6396674761  Primary    SFR         360      355  61.05   6.25  12/1/2005  5/1/2006  11/1/2035  1,208.33  4/1/2006    232,000.00
6011015937  Primary    SFR         360      355  44.53      6  12/1/2005  4/1/2006  11/1/2035  2,115.00  3/1/2006    423,000.00
6377212524  Primary    SFR         360      355  79.56   5.75  12/1/2005  4/1/2006  11/1/2035  2,611.46  3/1/2006    545,000.00
6751440501  Primary    Condo       360      355     80    5.5  12/1/2005  4/1/2006  11/1/2035  2,856.33  3/1/2006    623,200.00
6595228054  Primary    SFR         360      356  45.22   6.25   1/1/2006  4/1/2006  12/1/2035  4,333.33  3/1/2006    832,000.00
6000007663  Primary    SFR         360      357     80  5.875   2/1/2006  4/1/2006   1/1/2036  2,643.75  3/1/2006    540,000.00
6004475742  Primary    SFR         360      356     80  6.125   1/1/2006  4/1/2006  12/1/2035  2,928.69  3/1/2006    482,000.00
6005890592  Primary    Condo       360      357     80      6   2/1/2006  4/1/2006   1/1/2036  2,340.00  3/1/2006    468,000.00
6014300807  Primary    SFR         360      357  77.88    6.5   2/1/2006  5/1/2006   1/1/2036  2,860.00  4/1/2006    528,000.00

LOANID      COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

6884879666    720,000.00  C/O Refi  Standard       1,320,000.00   4/1/2016   11.625   2.25       2    2.25  12 MO LIBOR    3/1/2006
6901225257    420,000.00  Purchase  Reduced          650,000.00   3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   2/21/2006
6903694286    620,000.00  C/O Refi  SISA             951,000.00   4/1/2016       12   2.25       2    2.25  12 MO LIBOR    3/7/2006
6905433725    440,000.00  Purchase  Rapid            600,000.00   3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   2/15/2006
6905991706    999,000.00  R/T Refi  Rapid          2,200,000.00   3/1/2016     12.5   2.25       2    2.25  12 MO LIBOR   2/22/2006
6907396334    705,000.00  R/T Refi  SISA             901,000.00   4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    3/1/2006
6908496414    480,000.00  C/O Refi  Rapid            622,000.00   4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    3/2/2006
6913185051    693,500.00  C/O Refi  Rapid            925,000.00   3/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   2/24/2006
6919246972    632,000.00  Purchase  SISA             790,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR    3/6/2006
6921010580    450,000.00  C/O Refi  Reduced          580,000.00   4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    3/2/2006
6921666217    417,000.00  C/O Refi  Rapid            695,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/27/2005
6921862733    570,000.00  Purchase  Standard         901,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR    3/3/2006
6926180131    432,000.00  Purchase  Standard         540,000.00   3/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   2/27/2006
6927326881    600,000.00  Purchase  Reduced        1,100,000.00   4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    3/2/2006
6928593471  1,000,000.00  Purchase  Rapid          1,650,000.00   3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/28/2006
6942087146    880,000.00  Purchase  Reduced        1,100,000.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR    3/2/2006
6948360455    510,000.00  C/O Refi  Standard         680,000.00   3/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   2/17/2006
6948889883    495,200.00  Purchase  Standard         619,000.00   3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/15/2006
6952224787    750,000.00  C/O Refi  Standard       1,000,000.00   4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    3/3/2006
6957328930    495,477.50  C/O Refi  Rapid            720,000.00   3/1/2016       11   2.25       2    2.25  12 MO LIBOR   2/22/2006
6961936835    820,000.00  Purchase  Standard       1,040,000.00   3/1/2016       11   2.25       2    2.25  12 MO LIBOR    2/9/2006
6963678872    417,000.00  Purchase  Rapid            590,000.00   2/1/2016   10.375   2.25       2    2.25  12 MO LIBOR   1/27/2006
6968044187    474,000.00  Purchase  Rapid            592,500.00   4/1/2016       11   2.25       2    2.25  12 MO LIBOR   3/13/2006
6968377454    585,000.00  Purchase  Rapid          1,215,000.00   4/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   2/24/2006
6971684631    512,800.00  Purchase  Reduced          641,000.00   4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/15/2006
6973272039    588,000.00  R/T Refi  Standard         735,000.00   4/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    3/3/2006
6973691857    508,000.00  R/T Refi  Rapid            635,000.00   4/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   3/10/2006
6977363255    700,000.00  Purchase  Standard       1,675,000.00   4/1/2016   10.125   2.25       2    2.25  12 MO LIBOR   3/17/2006
6978764436    700,000.00  Purchase  SISA             875,000.00   3/1/2016   10.875   2.25       2    2.25  12 MO LIBOR    2/9/2006
6990591924    625,000.00  C/O Refi  Rapid            910,000.00   3/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   2/17/2006
6994644687    620,000.00  Purchase  Reduced          775,000.00   4/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   3/20/2006
6396674761    232,000.00  C/O Refi  Stated Income    380,000.00  11/1/2015    11.25   2.25       2    2.25  12 MO LIBOR  10/19/2005
6011015937    423,000.00  C/O Refi  Rapid            950,000.00  11/1/2015       11   2.25       2    2.25  12 MO LIBOR  10/25/2005
6377212524    545,000.00  C/O Refi  Rapid            685,000.00  11/1/2015    10.75   2.25       2    2.25  12 MO LIBOR  10/13/2005
6751440501    326,242.55  Purchase  Rapid            779,000.00  11/1/2015     10.5   2.25       2    2.25  12 MO LIBOR  10/24/2005
6595228054    832,000.00  R/T Refi  Stated Income  1,840,000.00  12/1/2015    11.25   2.25       2    2.25  12 MO LIBOR  11/18/2005
6000007663    539,993.50  Purchase  Standard         690,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/16/2005
6004475742    480,111.68  C/O Refi  Rapid            602,500.00  12/1/2015   11.125   2.25       2    2.25  12 MO LIBOR   11/8/2005
6005890592    468,000.00  Purchase  Standard         585,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  11/23/2005
6014300807    528,000.00  Purchase  SISA             678,000.00   1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  12/15/2005

LOANID      SERVICER
----------  ---------------

6884879666  Bank of America
6901225257  Bank of America
6903694286  Bank of America
6905433725  Bank of America
6905991706  Bank of America
6907396334  Bank of America
6908496414  Bank of America
6913185051  Bank of America
6919246972  Bank of America
6921010580  Bank of America
6921666217  Bank of America
6921862733  Bank of America
6926180131  Bank of America
6927326881  Bank of America
6928593471  Bank of America
6942087146  Bank of America
6948360455  Bank of America
6948889883  Bank of America
6952224787  Bank of America
6957328930  Bank of America
6961936835  Bank of America
6963678872  Bank of America
6968044187  Bank of America
6968377454  Bank of America
6971684631  Bank of America
6973272039  Bank of America
6973691857  Bank of America
6977363255  Bank of America
6978764436  Bank of America
6990591924  Bank of America
6994644687  Bank of America
6396674761  Bank of America
6011015937  Bank of America
6377212524  Bank of America
6751440501  Bank of America
6595228054  Bank of America
6000007663  Bank of America
6004475742  Bank of America
6005890592  Bank of America
6014300807  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

6018635281  Primary    SFR         360      356  58.34  6.625   1/1/2006  4/1/2006  12/1/2035  3,301.46  3/1/2006    598,000.00
6032524024  Secondary  SFR         360      356     80  6.375   1/1/2006  4/1/2006  12/1/2035  3,081.25  3/1/2006    580,000.00
6035836706  Primary    SFR         360      356     80   6.25   1/1/2006  5/1/2006  12/1/2035  2,604.17  4/1/2006    500,000.00
6047569725  Primary    SFR         360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036  2,327.50  3/1/2006    456,000.00
6052495543  Secondary  Condo       360      356  58.48  5.625   1/1/2006  4/1/2006  12/1/2035  2,343.75  3/1/2006    500,000.00
6055335365  Primary    SFR         360      357  55.41      6   2/1/2006  4/1/2006   1/1/2036  2,150.00  3/1/2006    430,000.00
6060467088  Primary    SFR         360      356  78.51    6.5   1/1/2006  4/1/2006  12/1/2035  3,125.71  3/1/2006    577,055.00
6065550128  Primary    SFR         360      357     50   6.25   2/1/2006  4/1/2006   1/1/2036  3,645.83  3/1/2006    700,000.00
6069130653  Primary    PUD         360      356  70.74   5.75   1/1/2006  4/1/2006  12/1/2035  4,791.67  3/1/2006  1,000,000.00
6070913113  Primary    SFR         360      357  72.24      6   2/1/2006  5/1/2006   1/1/2036  2,402.00  4/1/2006    480,400.00
6072008664  Primary    SFR         360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036  2,347.92  3/1/2006    460,000.00
6080097105  Primary    SFR         360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036  3,062.50  3/1/2006    600,000.00
6081865179  Primary    PUD         360      353     80  5.625  10/1/2005  5/1/2006   9/1/2035  3,000.00  4/1/2006    640,000.00
6085360169  Primary    PUD         360      357  76.92   6.25   2/1/2006  5/1/2006   1/1/2036  2,604.17  4/1/2006    500,000.00
6090485456  Primary    SFR         360      356     80  5.875   1/1/2006  4/1/2006  12/1/2035  2,957.08  3/1/2006    604,000.00
6096258071  Primary    Condo       360      357  78.13  6.375   2/1/2006  4/1/2006   1/1/2036  2,656.25  3/1/2006    500,000.00
6097814161  Primary    PUD         360      357  74.63  6.375   2/1/2006  4/1/2006   1/1/2036  2,807.42  3/1/2006    450,000.00
6098730945  Primary    PUD         360      357     75  6.125   2/1/2006  4/1/2006   1/1/2036  4,976.56  3/1/2006    975,000.00
6102574214  Primary    PUD         360      356  75.18  5.625   1/1/2006  5/1/2006  12/1/2035  3,365.46  4/1/2006    718,000.00
6104517898  Primary    SFR         360      357  61.36      6   2/1/2006  5/1/2006   1/1/2036  4,010.00  4/1/2006    802,000.00
6114577106  Primary    SFR         360      357   55.5  6.375   2/1/2006  4/1/2006   1/1/2036  5,307.19  3/1/2006    999,000.00
6121150731  Primary    3-Family    360      357     80  5.625   2/1/2006  4/1/2006   1/1/2036  4,835.52  3/1/2006    840,000.00
6121923608  Primary    SFR         360      357  73.93      6   2/1/2006  4/1/2006   1/1/2036  2,255.00  3/1/2006    451,000.00
6123282953  Primary    SFR         360      357     80   5.75   2/1/2006  5/1/2006   1/1/2036  2,173.65  4/1/2006    453,632.00
6123465475  Primary    SFR         360      352  68.57    5.5   9/1/2005  5/1/2006   8/1/2035  2,200.00  4/1/2006    480,000.00
6123606979  Primary    PUD         360      357  57.67  6.125   2/1/2006  5/1/2006   1/1/2036  4,415.10  4/1/2006    865,000.00
6134468237  Primary    SFR         360      357  46.39  6.125   2/1/2006  5/1/2006   1/1/2036  2,209.08  4/1/2006    432,800.00
6148275149  Primary    PUD         360      356     80  6.125   1/1/2006  4/1/2006  12/1/2035  2,756.25  3/1/2006    540,000.00
6170445495  Primary    SFR         360      356     80  5.875   1/1/2006  4/1/2006  12/1/2035  2,545.83  3/1/2006    520,000.00
6171781948  Primary    PUD         360      357  75.68  5.375   2/1/2006  5/1/2006   1/1/2036  3,135.42  4/1/2006    700,000.00
6172261478  Primary    SFR         360      357  69.39   6.25   2/1/2006  4/1/2006   1/1/2036  3,071.87  3/1/2006    589,800.00
6174182268  Primary    SFR         360      356  78.15  6.125   1/1/2006  4/1/2006  12/1/2035  2,153.96  3/1/2006    422,000.00
6174416138  Primary    SFR         360      356     80  6.125   1/1/2006  4/1/2006  12/1/2035  3,634.17  3/1/2006    712,000.00
6176607775  Primary    PUD         360      356  61.63  6.375   1/1/2006  4/1/2006  12/1/2035  3,054.69  3/1/2006    575,000.00
6179944480  Primary    Condo       360      354     80  5.625  11/1/2005  5/1/2006  10/1/2035  3,034.87  4/1/2006    527,200.00
6190257185  Primary    SFR         360      357     80  5.875   2/1/2006  5/1/2006   1/1/2036  4,598.17  4/1/2006    939,200.00
6192953831  Primary    SFR         360      357  67.24  6.125   2/1/2006  4/1/2006   1/1/2036  4,976.56  3/1/2006    975,000.00
6193246722  Primary    SFR         360      357  78.89  6.375   2/1/2006  5/1/2006   1/1/2036  3,771.88  4/1/2006    710,000.00
6198369800  Secondary  Condo       360      357  76.47  6.625   2/1/2006  5/1/2006   1/1/2036  4,162.03  4/1/2006    650,000.00
6200104054  Primary    SFR         360      356  62.01    5.5   1/1/2006  4/1/2006  12/1/2035  3,439.15  3/1/2006    750,359.00

LOANID      COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

6018635281    598,000.00  C/O Refi  Rapid          1,025,000.00  12/1/2015   11.625   2.25       2    2.25  12 MO LIBOR  11/21/2005
6032524024    580,000.00  Purchase  Rapid            750,000.00  12/1/2015   11.375   2.25       2    2.25  12 MO LIBOR  11/22/2005
6035836706    500,000.00  Purchase  Rapid            625,000.00  12/1/2015    11.25   2.25       2    2.25  12 MO LIBOR   11/3/2005
6047569725    456,000.00  Purchase  Rapid            575,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   12/7/2005
6052495543    500,000.00  Purchase  Rapid            855,000.00  12/1/2015   10.625   2.25       2    2.25  12 MO LIBOR  11/30/2005
6055335365    430,000.00  C/O Refi  Rapid            776,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR   12/8/2005
6060467088    576,641.29  R/T Refi  Rapid            735,000.00  12/1/2015     11.5   2.25       2    2.25  12 MO LIBOR  11/17/2005
6065550128    700,000.00  C/O Refi  Standard       1,400,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/12/2005
6069130653  1,000,000.00  Purchase  Rapid          1,420,000.00  12/1/2015    10.75   2.25       2    2.25  12 MO LIBOR   12/5/2005
6070913113    480,400.00  R/T Refi  Standard         665,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/13/2005
6072008664    460,000.00  Purchase  Standard         575,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   12/7/2005
6080097105    600,000.00  C/O Refi  Standard         750,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/12/2005
6081865179    640,000.00  Purchase  Rapid            800,000.00   9/1/2015   10.625   2.25       2    2.25  12 MO LIBOR   8/25/2005
6085360169    500,000.00  R/T Refi  Standard         650,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   12/1/2005
6090485456    584,000.00  Purchase  Rapid            755,000.00  12/1/2015   10.875   2.25       2    2.25  12 MO LIBOR   11/1/2005
6096258071    499,999.98  R/T Refi  Standard         640,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   12/6/2005
6097814161    448,742.96  C/O Refi  Standard         603,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/15/2005
6098730945    974,946.84  C/O Refi  Rapid          1,300,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   12/1/2005
6102574214    717,861.53  R/T Refi  SISA             955,000.00  12/1/2015   10.625   2.25       2    2.25  12 MO LIBOR  11/22/2005
6104517898    802,000.00  Purchase  Rapid          1,325,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR   12/6/2005
6114577106    999,000.00  R/T Refi  Standard       1,800,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   12/5/2005
6121150731    837,293.29  Purchase  Standard       1,180,000.00   1/1/2016   10.625   2.25       2    2.25  12 MO LIBOR   12/5/2005
6121923608    450,802.56  C/O Refi  Rapid            610,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/13/2005
6123282953    453,632.00  Purchase  Standard         575,000.00   1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/14/2005
6123465475    480,000.00  C/O Refi  Rapid            700,000.00   8/1/2015     10.5   2.25       2    2.25  12 MO LIBOR   7/28/2005
6123606979    865,000.00  C/O Refi  Rapid          1,500,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   12/7/2005
6134468237    432,799.10  R/T Refi  SISA             933,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   12/9/2005
6148275149    540,000.00  Purchase  Standard         675,000.00  12/1/2015   11.125   2.25       2    2.25  12 MO LIBOR  11/18/2005
6170445495    520,000.00  C/O Refi  Rapid            650,000.00  12/1/2015   10.875   2.25       2    2.25  12 MO LIBOR  11/14/2005
6171781948    700,000.00  Purchase  Standard         925,000.00   1/1/2016   10.375   2.25       2    2.25  12 MO LIBOR   12/9/2005
6172261478    589,800.00  C/O Refi  Rapid            850,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   12/6/2005
6174182268    422,000.00  Purchase  Standard         542,000.00  12/1/2015   11.125   2.25       2    2.25  12 MO LIBOR   11/8/2005
6174416138    712,000.00  Purchase  Rapid            890,000.00  12/1/2015   11.125   2.25       2    2.25  12 MO LIBOR  11/25/2005
6176607775    575,000.00  C/O Refi  Rapid            933,000.00  12/1/2015   11.375   2.25       2    2.25  12 MO LIBOR  11/30/2005
6179944480    523,778.41  Purchase  Rapid            659,000.00  10/1/2015   10.625   2.25       2    2.25  12 MO LIBOR    9/8/2005
6190257185    939,200.00  Purchase  Rapid          1,174,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/14/2005
6192953831    975,000.00  C/O Refi  Rapid          1,450,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   12/1/2005
6193246722    708,734.34  R/T Refi  Rapid            900,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   12/1/2005
6198369800    648,270.02  Purchase  SISA             851,000.00   1/1/2016   11.625   2.25       2    2.25  12 MO LIBOR  12/12/2005
6200104054    750,359.00  C/O Refi  Standard       1,210,000.00  12/1/2015     10.5   2.25       2    2.25  12 MO LIBOR   11/7/2005

LOANID      SERVICER
----------  ---------------

6018635281  Bank of America
6032524024  Bank of America
6035836706  Bank of America
6047569725  Bank of America
6052495543  Bank of America
6055335365  Bank of America
6060467088  Bank of America
6065550128  Bank of America
6069130653  Bank of America
6070913113  Bank of America
6072008664  Bank of America
6080097105  Bank of America
6081865179  Bank of America
6085360169  Bank of America
6090485456  Bank of America
6096258071  Bank of America
6097814161  Bank of America
6098730945  Bank of America
6102574214  Bank of America
6104517898  Bank of America
6114577106  Bank of America
6121150731  Bank of America
6121923608  Bank of America
6123282953  Bank of America
6123465475  Bank of America
6123606979  Bank of America
6134468237  Bank of America
6148275149  Bank of America
6170445495  Bank of America
6171781948  Bank of America
6172261478  Bank of America
6174182268  Bank of America
6174416138  Bank of America
6176607775  Bank of America
6179944480  Bank of America
6190257185  Bank of America
6192953831  Bank of America
6193246722  Bank of America
6198369800  Bank of America
6200104054  Bank of America

LOANID      OCC      PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  -------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

6202598907  Primary  SFR         360      357  43.69  6.125   2/1/2006  4/1/2006   1/1/2036  4,471.25  3/1/2006    876,000.00
6210834310  Primary  Condo       360      357     80  5.625   2/1/2006  5/1/2006   1/1/2036  2,331.38  4/1/2006    497,360.00
6222118751  Primary  SFR         360      356  73.33  5.875   1/1/2006  4/1/2006  12/1/2035  4,308.33  3/1/2006    880,000.00
6223521524  Primary  SFR         360      357  64.57      6   2/1/2006  4/1/2006   1/1/2036  2,825.00  3/1/2006    565,000.00
6227232607  Primary  SFR         360      357  69.05  5.875   2/1/2006  4/1/2006   1/1/2036  2,839.58  3/1/2006    580,000.00
6234511886  Primary  PUD         360      356  64.53   6.25   1/1/2006  4/1/2006  12/1/2035  2,389.47  3/1/2006    458,779.00
6237627283  Primary  PUD         360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036  2,245.83  3/1/2006    440,000.00
6240424389  Primary  SFR         360      357  69.63  5.875   2/1/2006  4/1/2006   1/1/2036  3,294.87  3/1/2006    557,000.00
6251890536  Primary  SFR         360      356     80   5.25   1/1/2006  6/1/2006  12/1/2035  2,628.49  5/1/2006    476,000.00
6255044759  Primary  SFR         360      356  42.86  5.875   1/1/2006  4/1/2006  12/1/2035  2,203.12  3/1/2006    450,000.00
6257062536  Primary  SFR         360      357   79.7  6.375   2/1/2006  4/1/2006   1/1/2036  2,815.63  3/1/2006    530,000.00
6260275356  Primary  PUD         360      357     70  6.375   2/1/2006  4/1/2006   1/1/2036  2,417.19  3/1/2006    455,000.00
6260525578  Primary  SFR         360      356   77.9    6.5   1/1/2006  5/1/2006  12/1/2035  5,063.50  4/1/2006    934,800.00
6262999995  Primary  PUD         360      357     80   6.25   2/1/2006  4/1/2006   1/1/2036  2,437.50  3/1/2006    468,000.00
6284299127  Primary  PUD         360      357  52.78  5.875   2/1/2006  5/1/2006   1/1/2036  5,619.61  4/1/2006    950,000.00
6284616817  Primary  PUD         360      357     80      6   2/1/2006  5/1/2006   1/1/2036  2,440.00  4/1/2006    488,000.00
6301763709  Primary  Condo       360      356     80      6   1/1/2006  4/1/2006  12/1/2035  3,000.00  3/1/2006    600,000.00
6315074275  Primary  PUD         360      357     70  6.125   2/1/2006  5/1/2006   1/1/2036  3,108.44  4/1/2006    609,000.00
6315096385  Primary  SFR         360      357  63.33  6.375   2/1/2006  5/1/2006   1/1/2036  4,289.84  4/1/2006    807,500.00
6316334777  Primary  Condo       360      357     80      6   2/1/2006  5/1/2006   1/1/2036  2,980.00  4/1/2006    596,000.00
6316553863  Primary  SFR         360      357  47.22      6   2/1/2006  4/1/2006   1/1/2036  2,125.00  3/1/2006    425,000.00
6326886634  Primary  PUD         360      357  62.84  5.875   2/1/2006  4/1/2006   1/1/2036  2,661.37  3/1/2006    543,600.00
6330047512  Primary  SFR         360      356  69.92      6   1/1/2006  5/1/2006  12/1/2035  2,325.00  4/1/2006    465,000.00
6341773916  Primary  SFR         360      355  65.36   5.75  12/1/2005  5/1/2006  11/1/2035  4,791.67  4/1/2006  1,000,000.00
6352721721  Primary  SFR         360      356     50   6.25   1/1/2006  4/1/2006  12/1/2035  3,125.00  3/1/2006    600,000.00
6366477187  Primary  SFR         360      356  77.35   6.25   1/1/2006  4/1/2006  12/1/2035  2,739.58  3/1/2006    526,000.00
6367229447  Primary  SFR         360      356  74.72  6.125   1/1/2006  4/1/2006  12/1/2035  3,062.50  3/1/2006    600,000.00
6368302250  Primary  SFR         360      357     80   6.25   2/1/2006  4/1/2006   1/1/2036  2,479.17  3/1/2006    476,000.00
6370354216  Primary  SFR         360      356  59.78   5.75   1/1/2006  4/1/2006  12/1/2035  3,209.66  3/1/2006    550,000.00
6370886365  Primary  PUD         360      357     80  6.125   2/1/2006  5/1/2006   1/1/2036  2,184.58  4/1/2006    428,000.00
6372936192  Primary  SFR         360      357  53.48   6.25   2/1/2006  4/1/2006   1/1/2036  2,604.17  3/1/2006    500,000.00
6374587233  Primary  SFR         360      356  38.08  6.375   1/1/2006  4/1/2006  12/1/2035  2,630.22  3/1/2006    495,100.00
6379054247  Primary  Condo       360      356  75.13      6   1/1/2006  5/1/2006  12/1/2035  2,160.00  4/1/2006    432,000.00
6391532451  Primary  SFR         360      356     80  6.375   1/1/2006  4/1/2006  12/1/2035  3,145.00  3/1/2006    592,000.00
6393489122  Primary  SFR         360      356  71.43  6.125   1/1/2006  4/1/2006  12/1/2035  6,076.11  3/1/2006  1,000,000.00
6395224519  Primary  Condo       360      357     80      6   2/1/2006  5/1/2006   1/1/2036  2,159.60  4/1/2006    431,920.00
6409530778  Primary  PUD         360      352  40.54   5.25   9/1/2005  5/1/2006   8/1/2035  6,562.50  4/1/2006  1,500,000.00
6417572994  Primary  Townhouse   360      357     60  6.375   2/1/2006  5/1/2006   1/1/2036  3,187.50  4/1/2006    600,000.00
6426715204  Primary  SFR         360      357     80   5.75   2/1/2006  5/1/2006   1/1/2036  2,050.83  4/1/2006    428,000.00
6430421310  Primary  SFR         360      357     80  5.625   2/1/2006  4/1/2006   1/1/2036  2,062.50  3/1/2006    440,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

6202598907    873,994.90  R/T Refi  Rapid     2,005,000.00   1/1/2016  11.125    2.25       2    2.25  12 MO LIBOR   12/9/2005
6210834310    497,360.00  Purchase  Standard    625,000.00   1/1/2016  10.625    2.25       2    2.25  12 MO LIBOR   12/9/2005
6222118751    875,516.21  R/T Refi  Rapid     1,200,000.00  12/1/2015  10.875    2.25       2    2.25  12 MO LIBOR  11/23/2005
6223521524    560,805.00  C/O Refi  Rapid       875,000.00   1/1/2016      11    2.25       2    2.25  12 MO LIBOR  12/15/2005
6227232607    580,000.00  R/T Refi  Rapid       840,000.00   1/1/2016  10.875    2.25       2    2.25  12 MO LIBOR   12/7/2005
6234511886    458,779.00  R/T Refi  Rapid       711,000.00  12/1/2015   11.25    2.25       2    2.25  12 MO LIBOR  11/21/2005
6237627283    440,000.00  R/T Refi  Rapid       550,000.00   1/1/2016  11.125    2.25       2    2.25  12 MO LIBOR  12/19/2005
6240424389    554,824.18  R/T Refi  Rapid       800,000.00   1/1/2016  10.875    2.25       2    2.25  12 MO LIBOR   12/1/2005
6251890536    473,354.06  Purchase  Standard    595,000.00  12/1/2015   10.25    2.25       2    2.25  12 MO LIBOR  11/29/2005
6255044759    450,000.00  Purchase  Rapid     1,050,000.00  12/1/2015  10.875    2.25       2    2.25  12 MO LIBOR  11/10/2005
6257062536    530,000.00  C/O Refi  Rapid       665,000.00   1/1/2016  11.375    2.25       2    2.25  12 MO LIBOR   12/2/2005
6260275356    455,000.00  C/O Refi  Rapid       650,000.00   1/1/2016  11.375    2.25       2    2.25  12 MO LIBOR   12/6/2005
6260525578    934,800.00  R/T Refi  SISA      1,200,000.00  12/1/2015    11.5    2.25       2    2.25  12 MO LIBOR  11/28/2005
6262999995    468,000.00  Purchase  Standard    585,000.00   1/1/2016   11.25    2.25       2    2.25  12 MO LIBOR  12/15/2005
6284299127    947,079.65  Purchase  Standard  1,800,000.00   1/1/2016  10.875    2.25       2    2.25  12 MO LIBOR   12/7/2005
6284616817    488,000.00  Purchase  Standard    615,000.00   1/1/2016      11    2.25       2    2.25  12 MO LIBOR  12/14/2005
6301763709    598,190.99  Purchase  Standard    750,000.00  12/1/2015      11    2.25       2    2.25  12 MO LIBOR  11/28/2005
6315074275    609,000.00  C/O Refi  Standard    870,000.00   1/1/2016  11.125    2.25       2    2.25  12 MO LIBOR   12/9/2005
6315096385    807,500.00  R/T Refi  SISA      1,275,000.00   1/1/2016  11.375    2.25       2    2.25  12 MO LIBOR   12/2/2005
6316334777    595,700.00  Purchase  Rapid       775,000.00   1/1/2016      11    2.25       2    2.25  12 MO LIBOR  12/23/2005
6316553863    425,000.00  C/O Refi  SISA        900,000.00   1/1/2016      11    2.25       2    2.25  12 MO LIBOR   12/2/2005
6326886634    543,600.00  C/O Refi  Rapid       865,000.00   1/1/2016  10.875    2.25       2    2.25  12 MO LIBOR   12/9/2005
6330047512    465,000.00  R/T Refi  Rapid       665,000.00  12/1/2015      11    2.25       2    2.25  12 MO LIBOR  11/22/2005
6341773916  1,000,000.00  Purchase  Rapid     1,750,000.00  11/1/2015   10.75    2.25       2    2.25  12 MO LIBOR  10/27/2005
6352721721    600,000.00  C/O Refi  Rapid     1,200,000.00  12/1/2015   11.25    2.25       2    2.25  12 MO LIBOR  11/23/2005
6366477187    524,500.00  R/T Refi  Rapid       680,000.00  12/1/2015   11.25    2.25       2    2.25  12 MO LIBOR  11/29/2005
6367229447    600,000.00  Purchase  Rapid       805,000.00  12/1/2015  11.125    2.25       2    2.25  12 MO LIBOR  11/14/2005
6368302250    476,000.00  Purchase  SISA        595,000.00   1/1/2016   11.25    2.25       2    2.25  12 MO LIBOR  11/30/2005
6370354216    547,686.47  R/T Refi  Rapid       920,000.00  12/1/2015   10.75    2.25       2    2.25  12 MO LIBOR  11/23/2005
6370886365    425,943.79  C/O Refi  Rapid       535,000.00   1/1/2016  11.125    2.25       2    2.25  12 MO LIBOR   12/6/2005
6372936192    500,000.00  R/T Refi  Rapid       935,000.00   1/1/2016   11.25    2.25       2    2.25  12 MO LIBOR   12/6/2005
6374587233    495,100.00  C/O Refi  Rapid     1,300,000.00  12/1/2015  11.375    2.25       2    2.25  12 MO LIBOR  11/26/2005
6379054247    432,000.00  C/O Refi  Rapid       575,000.00  12/1/2015      11    2.25       2    2.25  12 MO LIBOR  11/29/2005
6391532451    592,000.00  Purchase  Standard    740,000.00  12/1/2015  11.375    2.25       2    2.25  12 MO LIBOR  11/23/2005
6393489122    996,082.37  Purchase  Standard  1,400,000.00  12/1/2015  11.125    2.25       2    2.25  12 MO LIBOR  11/25/2005
6395224519    431,920.00  Purchase  Standard    543,000.00   1/1/2016      11    2.25       2    2.25  12 MO LIBOR  11/29/2005
6409530778  1,500,000.00  C/O Refi  Standard  3,700,000.00   8/1/2015   10.25    2.25       2    2.25  12 MO LIBOR    7/1/2005
6417572994    600,000.00  C/O Refi  Standard  1,000,000.00   1/1/2016  11.375    2.25       2    2.25  12 MO LIBOR   12/2/2005
6426715204    427,850.95  Purchase  Rapid       535,000.00   1/1/2016   10.75    2.25       2    2.25  12 MO LIBOR   12/6/2005
6430421310    440,000.00  R/T Refi  Rapid       550,000.00   1/1/2016  10.625    2.25       2    2.25  12 MO LIBOR   12/7/2005

LOANID      SERVICER
----------  ---------------

6202598907  Bank of America
6210834310  Bank of America
6222118751  Bank of America
6223521524  Bank of America
6227232607  Bank of America
6234511886  Bank of America
6237627283  Bank of America
6240424389  Bank of America
6251890536  Bank of America
6255044759  Bank of America
6257062536  Bank of America
6260275356  Bank of America
6260525578  Bank of America
6262999995  Bank of America
6284299127  Bank of America
6284616817  Bank of America
6301763709  Bank of America
6315074275  Bank of America
6315096385  Bank of America
6316334777  Bank of America
6316553863  Bank of America
6326886634  Bank of America
6330047512  Bank of America
6341773916  Bank of America
6352721721  Bank of America
6366477187  Bank of America
6367229447  Bank of America
6368302250  Bank of America
6370354216  Bank of America
6370886365  Bank of America
6372936192  Bank of America
6374587233  Bank of America
6379054247  Bank of America
6391532451  Bank of America
6393489122  Bank of America
6395224519  Bank of America
6409530778  Bank of America
6417572994  Bank of America
6426715204  Bank of America
6430421310  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

6430815701  Primary    PUD         360      356  42.93      6   1/1/2006  4/1/2006  12/1/2035  2,736.65  3/1/2006    547,330.00
6433788327  Secondary  SFR         360      357  65.29  5.375   2/1/2006  4/1/2006   1/1/2036  2,870.14  3/1/2006    512,550.00
6437330969  Primary    SFR         360      357  61.73   5.75   2/1/2006  4/1/2006   1/1/2036  2,395.83  3/1/2006    500,000.00
6442102429  Primary    SFR         360      356  59.14  5.875   1/1/2006  4/1/2006  12/1/2035  3,040.31  3/1/2006    621,000.00
6449129136  Primary    Condo       360      356     80  6.375   1/1/2006  4/1/2006  12/1/2035  3,315.00  3/1/2006    624,000.00
6449184537  Primary    SFR         360      357  54.95   6.25   2/1/2006  4/1/2006   1/1/2036  2,312.50  3/1/2006    444,000.00
6451800186  Primary    SFR         360      354  75.76  5.375  11/1/2005  4/1/2006  10/1/2035  4,479.17  3/1/2006  1,000,000.00
6459759319  Primary    SFR         360      356     80  6.125   1/1/2006  4/1/2006  12/1/2035  2,991.86  3/1/2006    586,160.00
6466047211  Primary    PUD         360      356     80   5.75   1/1/2006  4/1/2006  12/1/2035  2,817.50  3/1/2006    588,000.00
6467274442  Secondary  Condo       360      357     80  6.125   2/1/2006  5/1/2006   1/1/2036  3,327.92  4/1/2006    652,000.00
6468006603  Primary    SFR         360      356     80  5.875   1/1/2006  6/1/2006  12/1/2035  2,310.83  5/1/2006    472,000.00
6476774440  Primary    SFR         360      356     80  6.125   1/1/2006  4/1/2006  12/1/2035  3,021.67  3/1/2006    592,000.00
6479226224  Primary    SFR         360      357     80      6   2/1/2006  5/1/2006   1/1/2036  2,980.00  4/1/2006    596,000.00
6479238195  Primary    SFR         360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036  5,042.92  3/1/2006    988,000.00
6480887063  Primary    Condo       360      357     80    5.5   2/1/2006  4/1/2006   1/1/2036  2,966.33  3/1/2006    647,200.00
6485299769  Primary    SFR         360      357  61.05  5.875   2/1/2006  4/1/2006   1/1/2036  2,570.31  3/1/2006    525,000.00
6500215105  Primary    SFR         360      356  76.92   6.25   1/1/2006  5/1/2006  12/1/2035  2,604.17  4/1/2006    500,000.00
6501959677  Primary    2-Family    360      357     80    6.5   2/1/2006  4/1/2006   1/1/2036  3,716.56  3/1/2006    588,000.00
6508648380  Primary    SFR         360      357     70   6.25   2/1/2006  4/1/2006   1/1/2036  3,098.96  3/1/2006    595,000.00
6518967093  Primary    SFR         360      356  44.33  5.875   1/1/2006  4/1/2006  12/1/2035  2,756.35  3/1/2006    563,000.00
6521364411  Secondary  SFR         360      357  75.95  6.375   2/1/2006  4/1/2006   1/1/2036  3,187.50  3/1/2006    600,000.00
6521760865  Primary    PUD         360      357  75.42   6.25   2/1/2006  4/1/2006   1/1/2036  3,932.29  3/1/2006    755,000.00
6523998380  Primary    PUD         360      357     80  5.875   2/1/2006  4/1/2006   1/1/2036  2,700.39  3/1/2006    551,569.00
6529500834  Primary    SFR         360      356     64  6.375   1/1/2006  4/1/2006  12/1/2035  2,794.94  3/1/2006    448,000.00
6532283634  Primary    PUD         360      356  63.53  5.875   1/1/2006  4/1/2006  12/1/2035  2,640.05  3/1/2006    540,000.00
6532296206  Primary    PUD         360      356  37.18   6.25   1/1/2006  5/1/2006  12/1/2035  3,020.83  4/1/2006    580,000.00
6540901474  Secondary  Condo       360      355     80  5.375  12/1/2005  4/1/2006  11/1/2035  2,006.67  3/1/2006    448,000.00
6544804195  Primary    PUD         360      356  64.95   6.25   1/1/2006  4/1/2006  12/1/2035  3,179.69  3/1/2006    610,500.00
6546322998  Primary    SFR         360      356  47.59  6.375   1/1/2006  4/1/2006  12/1/2035  2,654.66  3/1/2006    499,700.00
6563175451  Investor   PUD         360      357  64.52   6.75   2/1/2006  4/1/2006   1/1/2036  3,243.00  3/1/2006    500,000.00
6567961401  Primary    SFR         360      357     80  6.375   2/1/2006  4/1/2006   1/1/2036  2,975.00  3/1/2006    560,000.00
6569702548  Primary    SFR         360      357   62.5  6.125   2/1/2006  4/1/2006   1/1/2036  2,552.08  3/1/2006    500,000.00
6571076840  Investor   SFR         360      357  76.92  7.125   2/1/2006  5/1/2006   1/1/2036  3,368.60  4/1/2006    500,000.00
6572662747  Primary    PUD         360      356     80  5.875   1/1/2006  4/1/2006  12/1/2035  2,389.17  3/1/2006    488,000.00
6572768742  Primary    PUD         360      356     50  5.875   1/1/2006  4/1/2006  12/1/2035  2,398.96  3/1/2006    490,000.00
6587025906  Primary    SFR         360      357     80      6   2/1/2006  4/1/2006   1/1/2036  2,973.78  3/1/2006    496,000.00
6595629707  Primary    Condo       360      356     80  6.125   1/1/2006  4/1/2006  12/1/2035  2,695.00  3/1/2006    528,000.00
6596717147  Secondary  SFR         360      357  48.78   6.25   2/1/2006  4/1/2006   1/1/2036  2,604.17  3/1/2006    500,000.00
6603079325  Primary    SFR         360      357  30.41   6.25   2/1/2006  5/1/2006   1/1/2036  3,484.37  4/1/2006    669,000.00
6624826787  Primary    Condo       360      356  64.96   6.25   1/1/2006  4/1/2006  12/1/2035  3,041.67  3/1/2006    584,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

6430815701    547,330.00  C/O Refi  Rapid     1,275,000.00  12/1/2015      11    2.25       2    2.25  12 MO LIBOR  11/25/2005
6433788327    510,819.24  R/T Refi  Rapid       785,000.00   1/1/2016  10.375    2.25       2    2.25  12 MO LIBOR   12/2/2005
6437330969    499,995.83  C/O Refi  Rapid       810,000.00   1/1/2016   10.75    2.25       2    2.25  12 MO LIBOR  12/14/2005
6442102429    621,000.00  R/T Refi  Rapid     1,050,000.00  12/1/2015  10.875    2.25       2    2.25  12 MO LIBOR  11/25/2005
6449129136    624,000.00  Purchase  SISA        780,000.00  12/1/2015  11.375    2.25       2    2.25  12 MO LIBOR  11/23/2005
6449184537    444,000.00  Purchase  Rapid       975,000.00   1/1/2016   11.25    2.25       2    2.25  12 MO LIBOR  12/16/2005
6451800186  1,000,000.00  Purchase  Standard  1,400,000.00  10/1/2015  10.375    2.25       2    2.25  12 MO LIBOR    9/2/2005
6459759319    586,151.86  Purchase  SISA        740,000.00  12/1/2015  11.125    2.25       2    2.25  12 MO LIBOR  11/28/2005
6466047211    587,989.61  Purchase  SISA        735,000.00  12/1/2015   10.75    2.25       2    2.25  12 MO LIBOR  11/28/2005
6467274442    651,399.67  Purchase  Standard    820,000.00   1/1/2016  11.125    2.25       2    2.25  12 MO LIBOR  12/20/2005
6468006603    470,200.00  Purchase  Standard    600,000.00  12/1/2015  10.875    2.25       2    2.25  12 MO LIBOR  11/28/2005
6476774440    592,000.00  R/T Refi  SISA        740,000.00  12/1/2015  11.125    2.25       2    2.25  12 MO LIBOR  11/30/2005
6479226224    596,000.00  Purchase  Standard    745,000.00   1/1/2016      11    2.25       2    2.25  12 MO LIBOR   12/9/2005
6479238195    987,942.92  Purchase  Rapid     1,235,000.00   1/1/2016  11.125    2.25       2    2.25  12 MO LIBOR  11/29/2005
6480887063    647,200.00  Purchase  Rapid       809,000.00   1/1/2016    10.5    2.25       2    2.25  12 MO LIBOR   12/2/2005
6485299769    525,000.00  C/O Refi  Rapid       860,000.00   1/1/2016  10.875    2.25       2    2.25  12 MO LIBOR   12/6/2005
6500215105    500,000.00  Purchase  Standard    650,000.00  12/1/2015   11.25    2.25       2    2.25  12 MO LIBOR   11/8/2005
6501959677    586,396.67  Purchase  Standard    740,000.00   1/1/2016    11.5    2.25       2    2.25  12 MO LIBOR  12/23/2005
6508648380    594,498.70  C/O Refi  Standard    850,000.00   1/1/2016   11.25    2.25       2    2.25  12 MO LIBOR  12/19/2005
6518967093    562,862.18  R/T Refi  Standard  1,270,000.00  12/1/2015  10.875    2.25       2    2.25  12 MO LIBOR  11/21/2005
6521364411    600,000.00  Purchase  Rapid       790,000.00   1/1/2016  11.375    2.25       2    2.25  12 MO LIBOR   12/2/2005
6521760865    755,000.00  R/T Refi  Rapid     1,001,000.00   1/1/2016   11.25    2.25       2    2.25  12 MO LIBOR   12/7/2005
6523998380    551,569.00  Purchase  Rapid       702,000.00   1/1/2016  10.875    2.25       2    2.25  12 MO LIBOR  12/21/2005
6529500834    445,913.58  C/O Refi  Standard    700,000.00  12/1/2015  11.375    2.25       2    2.25  12 MO LIBOR  11/18/2005
6532283634    538,223.29  Purchase  Rapid       850,000.00  12/1/2015  10.875    2.25       2    2.25  12 MO LIBOR  11/15/2005
6532296206    580,000.00  C/O Refi  Standard  1,560,000.00  12/1/2015   11.25    2.25       2    2.25  12 MO LIBOR  11/23/2005
6540901474    448,000.00  Purchase  Rapid       560,000.00  11/1/2015  10.375    2.25       2    2.25  12 MO LIBOR   11/2/2005
6544804195    610,500.00  C/O Refi  Rapid       940,000.00  12/1/2015   11.25    2.25       2    2.25  12 MO LIBOR  11/22/2005
6546322998    499,700.00  R/T Refi  Rapid     1,050,000.00  12/1/2015  11.375    2.25       2    2.25  12 MO LIBOR  11/22/2005
6563175451    498,701.22  Purchase  Standard    775,000.00   1/1/2016   11.75    2.25       2    2.25  12 MO LIBOR   12/6/2005
6567961401    560,000.00  R/T Refi  Standard    700,000.00   1/1/2016  11.375    2.25       2    2.25  12 MO LIBOR  12/14/2005
6569702548    500,000.00  C/O Refi  Standard    800,000.00   1/1/2016  11.125    2.25       2    2.25  12 MO LIBOR   12/1/2005
6571076840    498,793.32  Purchase  Standard    650,000.00   1/1/2016  12.125    2.25       2    2.25  12 MO LIBOR   12/8/2005
6572662747    488,000.00  Purchase  Rapid       610,000.00  12/1/2015  10.875    2.25       2    2.25  12 MO LIBOR  11/30/2005
6572768742    490,000.00  C/O Refi  Rapid       980,000.00  12/1/2015  10.875    2.25       2    2.25  12 MO LIBOR  11/18/2005
6587025906    494,511.24  Purchase  SISA        620,000.00   1/1/2016      11    2.25       2    2.25  12 MO LIBOR   12/6/2005
6595629707    527,969.92  Purchase  SISA        660,000.00  12/1/2015  11.125    2.25       2    2.25  12 MO LIBOR   11/7/2005
6596717147    500,000.00  R/T Refi  Rapid     1,025,000.00   1/1/2016   11.25    2.25       2    2.25  12 MO LIBOR   12/9/2005
6603079325    666,000.00  R/T Refi  Rapid     2,200,000.00   1/1/2016   11.25    2.25       2    2.25  12 MO LIBOR   12/1/2005
6624826787    584,000.00  Purchase  SISA        950,000.00  12/1/2015   11.25    2.25       2    2.25  12 MO LIBOR  11/28/2005

LOANID      SERVICER
----------  ---------------

6430815701  Bank of America
6433788327  Bank of America
6437330969  Bank of America
6442102429  Bank of America
6449129136  Bank of America
6449184537  Bank of America
6451800186  Bank of America
6459759319  Bank of America
6466047211  Bank of America
6467274442  Bank of America
6468006603  Bank of America
6476774440  Bank of America
6479226224  Bank of America
6479238195  Bank of America
6480887063  Bank of America
6485299769  Bank of America
6500215105  Bank of America
6501959677  Bank of America
6508648380  Bank of America
6518967093  Bank of America
6521364411  Bank of America
6521760865  Bank of America
6523998380  Bank of America
6529500834  Bank of America
6532283634  Bank of America
6532296206  Bank of America
6540901474  Bank of America
6544804195  Bank of America
6546322998  Bank of America
6563175451  Bank of America
6567961401  Bank of America
6569702548  Bank of America
6571076840  Bank of America
6572662747  Bank of America
6572768742  Bank of America
6587025906  Bank of America
6595629707  Bank of America
6596717147  Bank of America
6603079325  Bank of America
6624826787  Bank of America

LOANID      OCC        PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  ---------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------

6629404341  Secondary  PUD          360      357  58.79   6.25  2/1/2006  5/1/2006   1/1/2036  2,229.17  4/1/2006  428,000.00
6652774271  Primary    SFR          360      356     80      6  1/1/2006  4/1/2006  12/1/2035  2,413.36  3/1/2006  482,672.00
6665384621  Primary    Condo        360      357   57.8   6.25  2/1/2006  4/1/2006   1/1/2036  2,604.17  3/1/2006  500,000.00
6669836527  Primary    SFR          360      356  69.38   6.25  1/1/2006  4/1/2006  12/1/2035  2,890.62  3/1/2006  555,000.00
6676100396  Primary    SFR          360      357  79.51  6.375  2/1/2006  5/1/2006   1/1/2036  2,576.56  4/1/2006  485,000.00
6677642982  Primary    SFR          360      356  68.78   6.25  1/1/2006  4/1/2006  12/1/2035  3,385.42  3/1/2006  650,000.00
6677946078  Primary    SFR          360      356  72.64   6.25  1/1/2006  4/1/2006  12/1/2035  3,125.00  3/1/2006  600,000.00
6679236239  Primary    SFR          360      357  50.96      6  2/1/2006  4/1/2006   1/1/2036  3,057.50  3/1/2006  611,500.00
6680369607  Primary    PUD          360      357     80      6  2/1/2006  4/1/2006   1/1/2036  2,636.00  3/1/2006  527,200.00
6684456988  Primary    PUD          360      357   46.8  5.625  2/1/2006  4/1/2006   1/1/2036  2,742.19  3/1/2006  585,000.00
6689261268  Primary    PUD          360      356     80   5.75  1/1/2006  5/1/2006  12/1/2035  2,396.14  4/1/2006  500,063.00
6690840209  Primary    SFR          360      356     80  5.625  1/1/2006  5/1/2006  12/1/2035  2,692.50  4/1/2006  574,400.00
6697895776  Primary    Condo        360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036  3,750.00  3/1/2006  720,000.00
6702827137  Secondary  Condo        360      357  70.83  6.125  2/1/2006  4/1/2006   1/1/2036  2,169.27  3/1/2006  425,000.00
6704032355  Primary    PUD          360      357  47.68  5.875  2/1/2006  4/1/2006   1/1/2036  2,310.83  3/1/2006  472,000.00
6716653958  Primary    SFR          360      356  39.55      6  1/1/2006  5/1/2006  12/1/2035  2,640.00  4/1/2006  528,000.00
6716762163  Primary    PUD          360      356     80  5.625  1/1/2006  5/1/2006  12/1/2035  2,156.21  4/1/2006  459,992.00
6718380394  Primary    PUD          360      357  57.14      6  2/1/2006  4/1/2006   1/1/2036  2,500.00  3/1/2006  500,000.00
6729235314  Primary    SFR          360      357  78.62  5.875  2/1/2006  5/1/2006   1/1/2036  2,697.42  4/1/2006  456,000.00
6745222460  Primary    SFR          360      356     80      6  1/1/2006  5/1/2006  12/1/2035  2,399.90  4/1/2006  480,000.00
6747650676  Primary    PUD          360      357  69.13  6.125  2/1/2006  4/1/2006   1/1/2036  2,914.48  3/1/2006  571,000.00
6748627178  Secondary  Condo        360      356     80   6.25  1/1/2006  5/1/2006  12/1/2035  2,644.61  4/1/2006  508,000.00
6758125592  Primary    SFR          360      357     80      6  2/1/2006  5/1/2006   1/1/2036  2,300.00  4/1/2006  460,000.00
6759935585  Primary    SFR          360      357     70  6.125  2/1/2006  5/1/2006   1/1/2036  2,322.40  4/1/2006  455,000.00
6760099363  Primary    SFR          360      357  73.17   6.75  2/1/2006  4/1/2006   1/1/2036  3,375.00  3/1/2006  600,000.00
6762633565  Primary    SFR          360      357   79.9  6.125  2/1/2006  4/1/2006   1/1/2036  2,373.44  3/1/2006  465,000.00
6767643866  Primary    SFR          360      357  53.57      5  2/1/2006  5/1/2006   1/1/2036  1,925.00  4/1/2006  462,000.00
6774075862  Primary    PUD          360      356     80      6  1/1/2006  4/1/2006  12/1/2035  2,728.00  3/1/2006  545,600.00
6781251928  Primary    Condo        360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036  2,894.76  3/1/2006  464,000.00
6789614895  Primary    PUD          360      357     80   6.25  2/1/2006  5/1/2006   1/1/2036  2,477.34  4/1/2006  475,650.00
6792554948  Secondary  Townhouse    360      356     80  6.375  1/1/2006  4/1/2006  12/1/2035  2,273.33  3/1/2006  427,920.00
6807345761  Primary    SFR          360      357  74.91  6.375  2/1/2006  5/1/2006   1/1/2036  3,187.50  4/1/2006  600,000.00
6815935173  Primary    PUD          360      356     80  5.875  1/1/2006  4/1/2006  12/1/2035  2,281.46  3/1/2006  466,000.00
6836480308  Primary    Condo        360      357     75  6.125  2/1/2006  4/1/2006   1/1/2036  2,411.72  3/1/2006  472,500.00
6839674170  Primary    SFR          360      357     75      6  2/1/2006  4/1/2006   1/1/2036  2,512.50  3/1/2006  502,500.00
6842521921  Primary    SFR          360      357  64.17      6  2/1/2006  4/1/2006   1/1/2036  3,048.25  3/1/2006  609,650.00
6846305594  Primary    SFR          360      357  51.72      6  2/1/2006  5/1/2006   1/1/2036  3,750.00  4/1/2006  750,000.00
6846574132  Primary    SFR          360      357     50  6.125  2/1/2006  4/1/2006   1/1/2036  4,848.96  3/1/2006  950,000.00
6849554446  Secondary  Condo        360      357     80  5.875  2/1/2006  4/1/2006   1/1/2036  4,700.00  3/1/2006  960,000.00
6860581443  Secondary  Condo        360      356     75   5.75  1/1/2006  4/1/2006  12/1/2035  2,560.43  3/1/2006  438,750.00

LOANID      COBAL       PURPOSE   DOC       OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ----------  --------  --------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

6629404341  428,000.00  Purchase  Rapid       730,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/12/2005
6652774271  465,000.00  Purchase  Standard    622,000.00  12/1/2015       11   2.25       2    2.25  12 MO LIBOR  11/28/2005
6665384621  500,000.00  C/O Refi  Standard    865,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   12/2/2005
6669836527  554,850.00  C/O Refi  Rapid       800,000.00  12/1/2015    11.25   2.25       2    2.25  12 MO LIBOR  11/23/2005
6676100396  484,929.31  C/O Refi  Rapid       610,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/15/2005
6677642982  650,000.00  R/T Refi  Rapid       945,000.00  12/1/2015    11.25   2.25       2    2.25  12 MO LIBOR  11/23/2005
6677946078  600,000.00  Purchase  Rapid       830,000.00  12/1/2015    11.25   2.25       2    2.25  12 MO LIBOR  11/14/2005
6679236239  610,675.00  C/O Refi  Rapid     1,200,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR   12/5/2005
6680369607  527,200.00  Purchase  Standard    660,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/14/2005
6684456988  585,000.00  R/T Refi  Rapid     1,250,000.00   1/1/2016   10.625   2.25       2    2.25  12 MO LIBOR   12/1/2005
6689261268  500,063.00  Purchase  Rapid       635,000.00  12/1/2015    10.75   2.25       2    2.25  12 MO LIBOR  11/17/2005
6690840209  574,400.00  Purchase  Standard    750,000.00  12/1/2015   10.625   2.25       2    2.25  12 MO LIBOR  11/30/2005
6697895776  720,000.00  R/T Refi  SISA        900,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/15/2005
6702827137  425,000.00  Purchase  Rapid       610,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/16/2005
6704032355  471,921.47  R/T Refi  Rapid       990,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  11/30/2005
6716653958  528,000.00  C/O Refi  SISA      1,335,000.00  12/1/2015       11   2.25       2    2.25  12 MO LIBOR  11/14/2005
6716762163  459,992.00  Purchase  Standard    575,000.00  12/1/2015   10.625   2.25       2    2.25  12 MO LIBOR  11/28/2005
6718380394  500,000.00  C/O Refi  Rapid       875,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR   12/7/2005
6729235314  454,598.40  R/T Refi  Standard    580,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/14/2005
6745222460  479,929.40  R/T Refi  Rapid       600,000.00  12/1/2015       11   2.25       2    2.25  12 MO LIBOR  11/10/2005
6747650676  571,000.00  Purchase  Rapid       826,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   12/9/2005
6748627178  507,057.03  Purchase  Rapid       635,000.00  12/1/2015    11.25   2.25       2    2.25  12 MO LIBOR  11/21/2005
6758125592  460,000.00  C/O Refi  Rapid       575,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR   12/7/2005
6759935585  455,000.00  C/O Refi  Standard    650,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   12/7/2005
6760099363  600,000.00  C/O Refi  Rapid       820,000.00   1/1/2016    11.75   2.25       2    2.25  12 MO LIBOR   12/7/2005
6762633565  464,946.74  R/T Refi  Standard    582,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/15/2005
6767643866  460,147.71  Purchase  Rapid       862,500.00   1/1/2016       10   2.25       2    2.25  12 MO LIBOR   12/2/2005
6774075862  545,600.00  Purchase  Rapid       710,000.00  12/1/2015       11   2.25       2    2.25  12 MO LIBOR  11/28/2005
6781251928  462,703.86  Purchase  Standard    580,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   12/7/2005
6789614895  475,650.00  Purchase  Standard    635,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   12/6/2005
6792554948  427,858.39  Purchase  Rapid       535,000.00  12/1/2015   11.375   2.25       2    2.25  12 MO LIBOR   12/2/2005
6807345761  600,000.00  C/O Refi  Standard    801,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   12/1/2005
6815935173  465,660.48  Purchase  Standard    590,000.00  12/1/2015   10.875   2.25       2    2.25  12 MO LIBOR  11/28/2005
6836480308  469,815.33  C/O Refi  Rapid       630,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/14/2005
6839674170  502,500.00  C/O Refi  Standard    670,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/15/2005
6842521921  608,744.24  R/T Refi  Rapid       950,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR   12/2/2005
6846305594  749,246.24  R/T Refi  Standard  1,450,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/16/2005
6846574132  941,189.63  C/O Refi  Rapid     1,900,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   12/6/2005
6849554446  960,000.00  Purchase  Rapid     1,300,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   12/6/2005
6860581443  436,904.44  Purchase  Rapid       600,000.00  12/1/2015    10.75   2.25       2    2.25  12 MO LIBOR  11/21/2005

LOANID      SERVICER
----------  ---------------

6629404341  Bank of America
6652774271  Bank of America
6665384621  Bank of America
6669836527  Bank of America
6676100396  Bank of America
6677642982  Bank of America
6677946078  Bank of America
6679236239  Bank of America
6680369607  Bank of America
6684456988  Bank of America
6689261268  Bank of America
6690840209  Bank of America
6697895776  Bank of America
6702827137  Bank of America
6704032355  Bank of America
6716653958  Bank of America
6716762163  Bank of America
6718380394  Bank of America
6729235314  Bank of America
6745222460  Bank of America
6747650676  Bank of America
6748627178  Bank of America
6758125592  Bank of America
6759935585  Bank of America
6760099363  Bank of America
6762633565  Bank of America
6767643866  Bank of America
6774075862  Bank of America
6781251928  Bank of America
6789614895  Bank of America
6792554948  Bank of America
6807345761  Bank of America
6815935173  Bank of America
6836480308  Bank of America
6839674170  Bank of America
6842521921  Bank of America
6846305594  Bank of America
6846574132  Bank of America
6849554446  Bank of America
6860581443  Bank of America

LOANID      OCC      PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  -------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6864908691  Primary  SFR         360      357     75  5.875  2/1/2006  4/1/2006   1/1/2036  2,570.31  3/1/2006    525,000.00
6865746751  Primary  Condo       360      357     80  6.125  2/1/2006  4/1/2006   1/1/2036  2,368.33  3/1/2006    464,000.00
6869491396  Primary  SFR         360      357     80   6.25  2/1/2006  5/1/2006   1/1/2036  3,087.50  4/1/2006    592,800.00
6869706157  Primary  Condo       360      356  64.59   6.25  1/1/2006  4/1/2006  12/1/2035  3,125.00  3/1/2006    600,000.00
6870587380  Primary  PUD         360      357  69.24   5.75  2/1/2006  4/1/2006   1/1/2036  2,875.00  3/1/2006    600,000.00
6872928731  Primary  SFR         360      357  57.21   5.75  2/1/2006  4/1/2006   1/1/2036  2,946.88  3/1/2006    615,000.00
6882213009  Primary  SFR         360      357     80      6  2/1/2006  5/1/2006   1/1/2036  2,744.00  4/1/2006    548,800.00
6887370804  Primary  Condo       360      357     80      6  2/1/2006  4/1/2006   1/1/2036  2,639.71  3/1/2006    527,942.00
6889910003  Primary  PUD         360      356     80      6  1/1/2006  4/1/2006  12/1/2035  2,180.00  3/1/2006    436,000.00
6890085514  Primary  PUD         360      357     80  5.875  2/1/2006  4/1/2006   1/1/2036  2,447.92  3/1/2006    500,000.00
6894535589  Primary  PUD         360      357     80      6  2/1/2006  4/1/2006   1/1/2036  3,600.00  3/1/2006    720,000.00
6900340958  Primary  SFR         360      357   64.6   6.25  2/1/2006  4/1/2006   1/1/2036  3,355.66  3/1/2006    545,000.00
6901580495  Primary  SFR         360      356  49.23  6.375  1/1/2006  4/1/2006  12/1/2035  3,400.00  3/1/2006    640,000.00
6911001672  Primary  PUD         360      357  49.07  6.125  2/1/2006  4/1/2006   1/1/2036  2,223.89  3/1/2006    435,700.00
6917837103  Primary  SFR         360      356     80  6.875  1/1/2006  4/1/2006  12/1/2035  5,500.00  3/1/2006    960,000.00
6920618672  Primary  SFR         360      356   66.6   5.25  1/1/2006  4/1/2006  12/1/2035  2,173.72  3/1/2006    496,850.00
6924262618  Primary  PUD         360      357     75  6.375  2/1/2006  4/1/2006   1/1/2036  4,482.42  3/1/2006    843,750.00
6925878891  Primary  SFR         360      356  55.67   6.25  1/1/2006  4/1/2006  12/1/2035  2,812.50  3/1/2006    540,000.00
6930314486  Primary  SFR         360      357     80   6.25  2/1/2006  5/1/2006   1/1/2036  2,979.17  4/1/2006    572,000.00
6938765457  Primary  SFR         360      357     80   6.25  2/1/2006  5/1/2006   1/1/2036  2,416.67  4/1/2006    464,000.00
6941848803  Primary  PUD         360      357  73.02   6.25  2/1/2006  5/1/2006   1/1/2036  2,989.95  4/1/2006    485,604.00
6943422557  Primary  Condo       360      356     80  6.125  1/1/2006  4/1/2006  12/1/2035  2,366.80  3/1/2006    463,700.00
6944851507  Primary  SFR         360      356  45.13  5.875  1/1/2006  4/1/2006  12/1/2035  2,154.17  3/1/2006    440,000.00
6946469787  Primary  SFR         360      357  58.48   6.25  2/1/2006  4/1/2006   1/1/2036  2,604.17  3/1/2006    500,000.00
6949314212  Primary  PUD         360      357  67.55   6.25  2/1/2006  4/1/2006   1/1/2036  2,656.25  3/1/2006    510,000.00
6951614582  Primary  SFR         360      356     20  5.875  1/1/2006  4/1/2006  12/1/2035  2,447.92  3/1/2006    500,000.00
6955395683  Primary  SFR         360      357  65.96  5.875  2/1/2006  5/1/2006   1/1/2036  2,873.85  4/1/2006    587,000.00
6957130070  Primary  SFR         360      356     50   6.25  1/1/2006  4/1/2006  12/1/2035  2,864.58  3/1/2006    550,000.00
6957369181  Primary  SFR         360      357     80  5.875  2/1/2006  4/1/2006   1/1/2036  2,604.58  3/1/2006    532,000.00
6959731446  Primary  SFR         360      356     80      6  1/1/2006  4/1/2006  12/1/2035  2,904.00  3/1/2006    580,800.00
6964029026  Primary  SFR         360      357     80  5.875  2/1/2006  4/1/2006   1/1/2036  2,565.42  3/1/2006    524,000.00
6964746389  Primary  SFR         360      357  64.34      6  2/1/2006  4/1/2006   1/1/2036  2,445.00  3/1/2006    489,000.00
6967217610  Primary  SFR         360      357     75   6.25  2/1/2006  5/1/2006   1/1/2036  4,687.50  4/1/2006    900,000.00
6982271162  Primary  Condo       360      356  59.18  6.625  1/1/2006  4/1/2006  12/1/2035  2,401.56  3/1/2006    435,000.00
6984405057  Primary  SFR         360      356  60.55      6  1/1/2006  5/1/2006  12/1/2035  3,875.00  4/1/2006    775,000.00
6989704793  Primary  PUD         360      357  67.07  6.375  2/1/2006  4/1/2006   1/1/2036  2,921.88  3/1/2006    550,000.00
6997030736  Primary  PUD         360      356     75  5.875  1/1/2006  4/1/2006  12/1/2035  4,531.09  3/1/2006    925,500.00
6012226038  Primary  SFR         360      357  46.15  6.125  2/1/2006  4/1/2006   1/1/2036  4,593.75  3/1/2006    900,000.00
6014732330  Primary  SFR         360      357     80  6.375  2/1/2006  5/1/2006   1/1/2036  2,630.75  4/1/2006    495,200.00
6016929330  Primary  SFR         360      358  76.92  5.875  3/1/2006  4/1/2006   2/1/2036  4,895.83  3/1/2006  1,000,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

6864908691    525,000.00  C/O Refi  Rapid       700,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   12/6/2005
6865746751    463,800.00  Purchase  SISA        580,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   12/1/2005
6869491396    592,800.00  R/T Refi  SISA        741,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/15/2005
6869706157    600,000.00  Purchase  SISA        980,000.00  12/1/2015    11.25   2.25       2    2.25  12 MO LIBOR  11/28/2005
6870587380    600,000.00  Purchase  Standard    890,000.00   1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/19/2005
6872928731    615,000.00  C/O Refi  Standard  1,075,000.00   1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   12/1/2005
6882213009    548,028.15  Purchase  Standard    710,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR   12/2/2005
6887370804    527,942.00  Purchase  Rapid       665,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR   12/1/2005
6889910003    436,000.00  Purchase  SISA        545,000.00  12/1/2015       11   2.25       2    2.25  12 MO LIBOR  11/28/2005
6890085514    500,000.00  R/T Refi  SISA        625,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   12/9/2005
6894535589    720,000.00  R/T Refi  Rapid       900,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/12/2005
6900340958    542,174.72  Purchase  Rapid       850,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   12/1/2005
6901580495    640,000.00  R/T Refi  Rapid     1,300,000.00  12/1/2015   11.375   2.25       2    2.25  12 MO LIBOR  11/28/2005
6911001672    435,700.00  R/T Refi  Rapid       888,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/19/2005
6917837103    960,000.00  Purchase  SISA      1,200,000.00  12/1/2015   11.875   2.25       2    2.25  12 MO LIBOR  11/30/2005
6920618672    496,850.00  R/T Refi  Standard    746,000.00  12/1/2015    10.25   2.25       2    2.25  12 MO LIBOR  11/29/2005
6924262618    843,748.92  C/O Refi  Rapid     1,125,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/16/2005
6925878891    540,000.00  C/O Refi  Standard    970,000.00  12/1/2015    11.25   2.25       2    2.25  12 MO LIBOR   11/9/2005
6930314486    571,967.33  Purchase  Standard    715,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/15/2005
6938765457    464,000.00  Purchase  Rapid       585,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/14/2005
6941848803    484,214.51  C/O Refi  Rapid       665,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/15/2005
6943422557    463,581.66  Purchase  SISA        595,000.00  12/1/2015   11.125   2.25       2    2.25  12 MO LIBOR   12/1/2005
6944851507    440,000.00  R/T Refi  Standard    975,000.00  12/1/2015   10.875   2.25       2    2.25  12 MO LIBOR  11/18/2005
6946469787    499,527.53  C/O Refi  Rapid       855,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   12/5/2005
6949314212    510,000.00  Purchase  Rapid       785,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  11/30/2005
6951614582    500,000.00  C/O Refi  Rapid     2,500,000.00  12/1/2015   10.875   2.25       2    2.25  12 MO LIBOR   11/8/2005
6955395683    582,135.94  R/T Refi  Rapid       890,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   12/1/2005
6957130070    549,600.00  Purchase  Standard  1,100,000.00  12/1/2015    11.25   2.25       2    2.25  12 MO LIBOR  11/17/2005
6957369181    532,000.00  R/T Refi  Standard    665,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/13/2005
6959731446    580,800.00  R/T Refi  Standard    726,000.00  12/1/2015       11   2.25       2    2.25  12 MO LIBOR  11/29/2005
6964029026    524,000.00  Purchase  Rapid       683,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   12/9/2005
6964746389    489,000.00  C/O Refi  Rapid       760,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR   12/7/2005
6967217610    900,000.00  Purchase  Rapid     1,200,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/13/2005
6982271162    435,000.00  Purchase  Rapid       735,000.00  12/1/2015   11.625   2.25       2    2.25  12 MO LIBOR  11/22/2005
6984405057    774,998.85  Purchase  Standard  1,280,000.00  12/1/2015       11   2.25       2    2.25  12 MO LIBOR   12/1/2005
6989704793    550,000.00  C/O Refi  Rapid       820,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   12/2/2005
6997030736    925,447.31  Purchase  Standard  1,300,000.00  12/1/2015   10.875   2.25       2    2.25  12 MO LIBOR  11/30/2005
6012226038    900,000.00  R/T Refi  Rapid     1,950,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/23/2005
6014732330    495,200.00  Purchase  Rapid       619,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/20/2005
6016929330  1,000,000.00  R/T Refi  Rapid     1,300,000.00   2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   1/17/2006

LOANID      SERVICER
----------  ---------------

6864908691  Bank of America
6865746751  Bank of America
6869491396  Bank of America
6869706157  Bank of America
6870587380  Bank of America
6872928731  Bank of America
6882213009  Bank of America
6887370804  Bank of America
6889910003  Bank of America
6890085514  Bank of America
6894535589  Bank of America
6900340958  Bank of America
6901580495  Bank of America
6911001672  Bank of America
6917837103  Bank of America
6920618672  Bank of America
6924262618  Bank of America
6925878891  Bank of America
6930314486  Bank of America
6938765457  Bank of America
6941848803  Bank of America
6943422557  Bank of America
6944851507  Bank of America
6946469787  Bank of America
6949314212  Bank of America
6951614582  Bank of America
6955395683  Bank of America
6957130070  Bank of America
6957369181  Bank of America
6959731446  Bank of America
6964029026  Bank of America
6964746389  Bank of America
6967217610  Bank of America
6982271162  Bank of America
6984405057  Bank of America
6989704793  Bank of America
6997030736  Bank of America
6012226038  Bank of America
6014732330  Bank of America
6016929330  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6018318581  Primary    Condo       360      358  79.87  6.125  3/1/2006  4/1/2006   2/1/2036  2,311.98  3/1/2006    452,960.00
6020378755  Primary    SFR         360      358     80  6.125  3/1/2006  5/1/2006   2/1/2036  4,552.92  4/1/2006    892,000.00
6021644783  Primary    SFR         360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036  2,541.67  3/1/2006    488,000.00
6022698986  Primary    SFR         360      358  66.66   5.75  3/1/2006  4/1/2006   2/1/2036  4,791.19  3/1/2006    999,900.00
6025117141  Primary    PUD         360      358  78.95  6.125  3/1/2006  5/1/2006   2/1/2036  3,828.13  4/1/2006    750,000.00
6027719159  Primary    SFR         360      358  64.67  5.875  3/1/2006  4/1/2006   2/1/2036  2,374.48  3/1/2006    485,000.00
6028800180  Primary    PUD         360      357     80    5.5  2/1/2006  5/1/2006   1/1/2036  3,261.75  4/1/2006    711,655.00
6029078653  Primary    SFR         360      357     45  5.875  2/1/2006  4/1/2006   1/1/2036  3,194.31  3/1/2006    540,000.00
6030791047  Primary    Condo       360      358     80  6.125  3/1/2006  5/1/2006   2/1/2036  2,956.33  4/1/2006    579,200.00
6037386098  Primary    SFR         360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036  3,143.91  3/1/2006    591,795.00
6037702351  Primary    SFR         360      358  79.81   6.25  3/1/2006  4/1/2006   2/1/2036  3,367.19  3/1/2006    646,500.00
6043834735  Primary    SFR         360      358  74.98  6.125  3/1/2006  5/1/2006   2/1/2036  6,287.70  4/1/2006  1,231,875.00
6045458954  Primary    SFR         360      358     80  5.875  3/1/2006  5/1/2006   2/1/2036  2,620.25  4/1/2006    535,200.00
6051546023  Primary    PUD         360      357     80   6.25  2/1/2006  5/1/2006   1/1/2036  2,217.50  4/1/2006    425,760.00
6061257553  Primary    SFR         360      357     70  6.125  2/1/2006  5/1/2006   1/1/2036  2,679.69  4/1/2006    525,000.00
6067397387  Primary    SFR         360      357  39.86  6.125  2/1/2006  4/1/2006   1/1/2036  2,807.29  3/1/2006    550,000.00
6074069508  Primary    SFR         360      358     80  7.125  3/1/2006  4/1/2006   2/1/2036  5,462.50  3/1/2006    920,000.00
6076866877  Primary    SFR         360      358  51.02   6.25  3/1/2006  5/1/2006   2/1/2036  6,510.42  4/1/2006  1,250,000.00
6079478464  Primary    SFR         360      357     80  6.625  2/1/2006  4/1/2006   1/1/2036  2,782.50  3/1/2006    504,000.00
6083102639  Primary    Condo       360      358     70  5.375  3/1/2006  4/1/2006   2/1/2036  3,331.83  3/1/2006    595,000.00
6086630081  Primary    PUD         360      358  77.04    6.5  3/1/2006  4/1/2006   2/1/2036  2,816.67  3/1/2006    520,000.00
6090446391  Primary    Condo       360      357  71.43  6.375  2/1/2006  5/1/2006   1/1/2036  2,921.88  4/1/2006    550,000.00
6091160074  Primary    SFR         360      358     80      6  3/1/2006  5/1/2006   2/1/2036  2,439.00  4/1/2006    487,800.00
6094935662  Primary    SFR         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036  3,748.33  3/1/2006    692,000.00
6096291676  Primary    SFR         360      357  77.91  5.875  2/1/2006  5/1/2006   1/1/2036  3,108.85  4/1/2006    635,000.00
6107724145  Primary    SFR         360      358  78.31  6.375  3/1/2006  4/1/2006   2/1/2036  2,953.75  3/1/2006    556,000.00
6112119430  Primary    SFR         360      357  63.64  6.125  2/1/2006  4/1/2006   1/1/2036  3,572.92  3/1/2006    700,000.00
6112443202  Primary    Condo       360      358     80      6  3/1/2006  5/1/2006   2/1/2036  2,240.00  4/1/2006    448,000.00
6129640006  Primary    SFR         360      358  74.85   5.75  3/1/2006  4/1/2006   2/1/2036  2,937.29  3/1/2006    613,000.00
6130761338  Primary    SFR         360      358  79.87   6.25  3/1/2006  5/1/2006   2/1/2036  3,098.96  4/1/2006    595,000.00
6146755118  Primary    SFR         360      357     80      6  2/1/2006  4/1/2006   1/1/2036  2,700.00  3/1/2006    540,000.00
6151612899  Primary    SFR         360      357     80      6  2/1/2006  4/1/2006   1/1/2036  3,674.00  3/1/2006    734,800.00
6172443712  Primary    PUD         360      358     80   5.75  3/1/2006  4/1/2006   2/1/2036  2,395.83  3/1/2006    500,000.00
6174043700  Primary    PUD         360      358  71.43   6.25  3/1/2006  5/1/2006   2/1/2036  4,557.29  4/1/2006    875,000.00
6179282774  Primary    SFR         360      357     80  5.875  2/1/2006  4/1/2006   1/1/2036  3,691.20  3/1/2006    624,000.00
6181375137  Primary    SFR         360      358  79.99      6  3/1/2006  5/1/2006   2/1/2036  3,131.50  4/1/2006    626,300.00
6182257599  Secondary  PUD         360      358     80  6.125  3/1/2006  4/1/2006   2/1/2036  2,858.33  3/1/2006    560,000.00
6185917504  Secondary  PUD         360      358  74.36      6  3/1/2006  4/1/2006   2/1/2036  3,690.00  3/1/2006    738,000.00
6199736486  Primary    PUD         360      357  60.76  5.875  2/1/2006  4/1/2006   1/1/2036  2,447.92  3/1/2006    500,000.00
6201446348  Primary    SFR         360      357   37.5  6.125  2/1/2006  5/1/2006   1/1/2036  3,828.13  4/1/2006    750,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ----------

6018318581    452,959.98  Purchase  Reduced     570,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/11/2006
6020378755    892,000.00  Purchase  Rapid     1,115,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    1/3/2006
6021644783    488,000.00  Purchase  Rapid       615,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   1/11/2006
6022698986    999,651.76  R/T Refi  Standard  1,500,000.00  2/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   1/12/2006
6025117141    750,000.00  Purchase  Standard    950,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/23/2006
6027719159    485,000.00  Purchase  Reduced     765,000.00  2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/30/2005
6028800180    710,637.67  Purchase  Reduced     890,000.00  1/1/2016     10.5   2.25       2    2.25  12 MO LIBOR   12/5/2005
6029078653    538,226.94  Purchase  Rapid     1,225,000.00  1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/23/2005
6030791047    579,200.00  Purchase  Standard    745,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/18/2006
6037386098    591,795.00  Purchase  Standard    739,743.00  2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   1/11/2006
6037702351    646,500.00  Purchase  SISA        827,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   1/19/2006
6043834735  1,231,449.31  R/T Refi  Standard  1,643,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/20/2006
6045458954    534,286.27  Purchase  Reduced     690,000.00  2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR    1/4/2006
6051546023    425,760.00  Purchase  Reduced     534,000.00  1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/29/2005
6061257553    525,000.00  C/O Refi  Rapid       750,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/15/2005
6067397387    550,000.00  C/O Refi  Standard  1,380,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/22/2005
6074069508    920,000.00  Purchase  SISA      1,150,000.00  2/1/2016   12.125   2.25       2    2.25  12 MO LIBOR   1/11/2006
6076866877  1,250,000.00  Purchase  Rapid     2,450,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   1/17/2006
6079478464    504,000.00  Purchase  Rapid       630,000.00  1/1/2016   11.625   2.25       2    2.25  12 MO LIBOR   12/2/2005
6083102639    593,494.63  Purchase  Reduced     850,000.00  2/1/2016   10.375   2.25       2    2.25  12 MO LIBOR   1/20/2006
6086630081    520,000.00  R/T Refi  SISA        675,000.00  2/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   1/13/2006
6090446391    544,891.25  R/T Refi  Rapid       770,000.00  1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/22/2005
6091160074    487,800.00  Purchase  Rapid       610,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR   1/10/2006
6094935662    692,000.00  Purchase  SISA        865,000.00  2/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   1/10/2006
6096291676    634,403.92  R/T Refi  Reduced     815,000.00  1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/22/2005
6107724145    555,527.04  C/O Refi  Rapid       710,000.00  2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   1/20/2006
6112119430    700,000.00  Purchase  Rapid     1,102,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/28/2005
6112443202    448,000.00  C/O Refi  Reduced     560,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/4/2006
6129640006    513,000.00  Purchase  Standard    820,000.00  2/1/2016    11.75   2.25       2    2.25  12 MO LIBOR  12/29/2005
6130761338    582,397.79  Purchase  Rapid       749,500.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   1/20/2006
6146755118    540,000.00  C/O Refi  Standard    675,000.00  1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/20/2005
6151612899    734,800.00  Purchase  Rapid       918,500.00  1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/22/2005
6172443712    500,000.00  C/O Refi  Rapid       625,000.00  2/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   1/19/2006
6174043700    874,600.00  Purchase  Rapid     1,235,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   1/11/2006
6179282774    621,690.86  Purchase  Reduced     780,000.00  1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/21/2005
6181375137    626,300.00  C/O Refi  Standard    783,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/29/2005
6182257599    560,000.00  Purchase  Rapid       700,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/10/2006
6185917504    738,000.00  Purchase  Reduced   1,000,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/9/2006
6199736486    500,000.00  Purchase  Reduced     825,000.00  1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/29/2005
6201446348    750,000.00  C/O Refi  Standard  2,000,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/16/2005

LOANID      SERVICER
----------  ---------------

6018318581  Bank of America
6020378755  Bank of America
6021644783  Bank of America
6022698986  Bank of America
6025117141  Bank of America
6027719159  Bank of America
6028800180  Bank of America
6029078653  Bank of America
6030791047  Bank of America
6037386098  Bank of America
6037702351  Bank of America
6043834735  Bank of America
6045458954  Bank of America
6051546023  Bank of America
6061257553  Bank of America
6067397387  Bank of America
6074069508  Bank of America
6076866877  Bank of America
6079478464  Bank of America
6083102639  Bank of America
6086630081  Bank of America
6090446391  Bank of America
6091160074  Bank of America
6094935662  Bank of America
6096291676  Bank of America
6107724145  Bank of America
6112119430  Bank of America
6112443202  Bank of America
6129640006  Bank of America
6130761338  Bank of America
6146755118  Bank of America
6151612899  Bank of America
6172443712  Bank of America
6174043700  Bank of America
6179282774  Bank of America
6181375137  Bank of America
6182257599  Bank of America
6185917504  Bank of America
6199736486  Bank of America
6201446348  Bank of America

LOANID      OCC        PROPTYPE   OTERM  CORTERM   OLTV   RATE  FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  ---------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6202408669  Primary    SFR          360      357   46.3      6  2/1/2006  4/1/2006   1/1/2036  6,250.00  3/1/2006  1,250,000.00
6202812548  Primary    SFR          360      357     80  6.125  2/1/2006  4/1/2006   1/1/2036  2,531.67  3/1/2006    496,000.00
6209194924  Primary    SFR          360      358  72.79   6.25  3/1/2006  4/1/2006   2/1/2036  2,312.50  3/1/2006    444,000.00
6214936764  Primary    SFR          360      358  66.67  6.125  3/1/2006  5/1/2006   2/1/2036  5,104.17  4/1/2006  1,000,000.00
6215349876  Primary    SFR          360      358  62.11  5.875  3/1/2006  4/1/2006   2/1/2036  2,447.92  3/1/2006    500,000.00
6215814457  Primary    SFR          360      358     80   5.75  3/1/2006  5/1/2006   2/1/2036  3,105.00  4/1/2006    648,000.00
6226800461  Primary    Condo        360      358   51.9  6.375  3/1/2006  4/1/2006   2/1/2036  2,252.50  3/1/2006    424,000.00
6232218468  Primary    SFR          360      358     26  6.125  3/1/2006  4/1/2006   2/1/2036  6,635.42  3/1/2006  1,300,000.00
6239502419  Primary    SFR          360      358  79.87    6.5  3/1/2006  5/1/2006   2/1/2036  2,600.00  4/1/2006    480,000.00
6240931243  Primary    SFR          360      358  69.44  6.625  3/1/2006  5/1/2006   2/1/2036  2,760.42  4/1/2006    500,000.00
6261279308  Primary    PUD          360      357     80  5.875  2/1/2006  4/1/2006   1/1/2036  3,008.00  3/1/2006    614,400.00
6269746399  Primary    PUD          360      358  78.26   6.75  3/1/2006  4/1/2006   2/1/2036  2,531.25  3/1/2006    450,000.00
6271720044  Primary    Condo        360      358  79.87   6.25  3/1/2006  4/1/2006   2/1/2036  2,312.50  3/1/2006    444,000.00
6279447442  Primary    PUD          360      357  66.76  6.375  2/1/2006  4/1/2006   1/1/2036  2,656.25  3/1/2006    500,000.00
6280034486  Primary    SFR          360      358  69.78  6.375  3/1/2006  4/1/2006   2/1/2036  2,895.31  3/1/2006    545,000.00
6283464904  Primary    SFR          360      357  46.36  6.125  2/1/2006  4/1/2006   1/1/2036  3,098.82  3/1/2006    510,000.00
6285733447  Primary    SFR          360      358     80  5.875  3/1/2006  5/1/2006   2/1/2036  2,372.52  4/1/2006    484,600.00
6288146159  Primary    Condo        360      358   76.4  6.375  3/1/2006  5/1/2006   2/1/2036  5,073.44  4/1/2006    955,000.00
6288625327  Primary    PUD          360      358  76.47  6.375  3/1/2006  5/1/2006   2/1/2036  3,453.13  4/1/2006    650,000.00
6288849711  Primary    SFR          360      358  45.69   5.75  3/1/2006  5/1/2006   2/1/2036  2,156.25  4/1/2006    450,000.00
6293554728  Primary    SFR          360      358     75  5.625  3/1/2006  4/1/2006   2/1/2036  3,515.63  3/1/2006    750,000.00
6294778524  Primary    SFR          360      358  55.76      6  3/1/2006  5/1/2006   2/1/2036  2,300.00  4/1/2006    460,000.00
6296339101  Primary    SFR          360      358     80   6.75  3/1/2006  4/1/2006   2/1/2036  5,625.00  3/1/2006  1,000,000.00
6298582526  Primary    SFR          360      357     70  6.125  2/1/2006  4/1/2006   1/1/2036  2,143.75  3/1/2006    420,000.00
6299459880  Primary    SFR          360      357  62.54  5.875  2/1/2006  4/1/2006   1/1/2036  2,648.65  3/1/2006    541,000.00
6301479249  Primary    Condo        360      356     65  6.125  1/1/2006  4/1/2006  12/1/2035  4,644.79  3/1/2006    910,000.00
6305082106  Primary    SFR          360      358  78.31  6.875  3/1/2006  4/1/2006   2/1/2036  3,723.96  3/1/2006    650,000.00
6313602317  Primary    SFR          360      358   78.6  6.375  3/1/2006  5/1/2006   2/1/2036  2,380.00  4/1/2006    448,000.00
6317107016  Primary    SFR          360      358     80      6  3/1/2006  5/1/2006   2/1/2036  2,805.90  4/1/2006    468,000.00
6333502299  Primary    SFR          360      358  70.52      6  3/1/2006  4/1/2006   2/1/2036  4,425.00  3/1/2006    885,000.00
6334513287  Primary    SFR          360      358  58.55  5.875  3/1/2006  5/1/2006   2/1/2036  3,368.33  4/1/2006    688,000.00
6341673124  Primary    PUD          360      358     80  6.125  3/1/2006  4/1/2006   2/1/2036  2,654.17  3/1/2006    520,000.00
6343561038  Primary    PUD          360      358  73.91  5.875  3/1/2006  4/1/2006   2/1/2036  2,643.75  3/1/2006    540,000.00
6343826522  Primary    SFR          360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036  4,109.75  3/1/2006    773,600.00
6345415373  Primary    PUD          360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  3,300.00  3/1/2006    576,000.00
6345804626  Primary    SFR          360      358   62.9  5.875  3/1/2006  5/1/2006   2/1/2036  4,773.44  4/1/2006    975,000.00
6350941719  Primary    SFR          360      358  76.64   6.25  3/1/2006  5/1/2006   2/1/2036  2,494.79  4/1/2006    479,000.00
6351016743  Primary    SFR          360      357  69.56  6.125  2/1/2006  5/1/2006   1/1/2036  7,652.82  4/1/2006  1,500,000.00
6351079915  Secondary  Townhouse    360      358  68.84   5.75  3/1/2006  4/1/2006   2/1/2036  2,635.42  3/1/2006    550,000.00
6353285809  Secondary  PUD          360      358  75.19   6.25  3/1/2006  5/1/2006   2/1/2036  3,078.59  4/1/2006    500,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL        FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

6202408669  1,250,000.00  R/T Refi  Rapid     2,700,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/21/2005
6202812548    496,000.00  Purchase  Standard    620,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/27/2005
6209194924    444,000.00  R/T Refi  Reduced     610,000.00   2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/21/2005
6214936764  1,000,000.00  Purchase  Standard  1,500,000.00   2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/12/2006
6215349876    500,000.00  C/O Refi  Rapid       805,000.00   2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR    1/3/2006
6215814457    648,000.00  Purchase  Reduced     810,000.00   2/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/27/2005
6226800461    424,000.00  R/T Refi  Reduced     817,000.00   2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    1/5/2006
6232218468  1,300,000.00  C/O Refi  Rapid     5,000,000.00   2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/19/2006
6239502419    479,929.74  C/O Refi  Rapid       601,000.00   2/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  12/29/2005
6240931243    500,000.00  C/O Refi  Reduced     720,000.00   2/1/2016   11.625   2.25       2    2.25  12 MO LIBOR    1/5/2006
6261279308    614,400.00  Purchase  Reduced     768,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   12/2/2005
6269746399    450,000.00  C/O Refi  Standard    575,000.00   2/1/2016    11.75   2.25       2    2.25  12 MO LIBOR   1/11/2006
6271720044    444,000.00  Purchase  Rapid       680,000.00   2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   1/12/2006
6279447442    500,000.00  R/T Refi  SISA        749,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/16/2005
6280034486    545,000.00  R/T Refi  Standard    781,000.00   2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   1/11/2006
6283464904    508,505.32  C/O Refi  Reduced   1,100,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/23/2005
6285733447    484,270.92  Purchase  Standard    606,000.00   2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   1/20/2006
6288146159    955,000.00  R/T Refi  SISA      1,250,000.00   2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/29/2005
6288625327    646,546.87  Purchase  Standard    855,000.00   2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   1/13/2006
6288849711    449,312.25  Purchase  SISA        985,000.00   2/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   1/11/2006
6293554728    750,000.00  C/O Refi  Rapid     1,000,000.00   2/1/2016   10.625   2.25       2    2.25  12 MO LIBOR   1/12/2006
6294778524    460,000.00  C/O Refi  Rapid       825,000.00   2/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/5/2006
6296339101  1,000,000.00  R/T Refi  SISA      1,250,000.00   2/1/2016    11.75   2.25       2    2.25  12 MO LIBOR   1/12/2006
6298582526    420,000.00  C/O Refi  Standard    600,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/23/2005
6299459880    541,000.00  C/O Refi  Rapid       865,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/21/2005
6301479249    910,000.00  R/T Refi  Standard  1,400,000.00  12/1/2015   11.125   2.25       2    2.25  12 MO LIBOR  11/21/2005
6305082106    650,000.00  R/T Refi  Standard    830,000.00   2/1/2016   11.875   2.25       2    2.25  12 MO LIBOR    1/5/2006
6313602317    447,992.00  C/O Refi  Rapid       570,000.00   2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   1/10/2006
6317107016    467,065.87  Purchase  SISA        585,000.00   2/1/2016       11   2.25       2    2.25  12 MO LIBOR   1/23/2006
6333502299    885,000.00  R/T Refi  Standard  1,255,000.00   2/1/2016       11   2.25       2    2.25  12 MO LIBOR   1/17/2006
6334513287    685,995.11  R/T Refi  Reduced   1,175,000.00   2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   1/13/2006
6341673124    520,000.00  Purchase  Standard    650,000.00   2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/20/2006
6343561038    540,000.00  Purchase  Rapid       735,000.00   2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR    1/6/2006
6343826522    773,600.00  Purchase  SISA        970,000.00   2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    1/3/2006
6345415373    576,000.00  Purchase  SISA        720,000.00   2/1/2016   11.875   2.25       2    2.25  12 MO LIBOR   1/20/2006
6345804626    974,997.05  R/T Refi  Reduced   1,550,000.00   2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/30/2005
6350941719    479,000.00  C/O Refi  Standard    625,000.00   2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   1/18/2006
6351016743  1,494,621.83  Purchase  Rapid     2,167,500.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/20/2005
6351079915    550,000.00  Purchase  Rapid       799,000.00   2/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   1/19/2006
6353285809    499,048.69  Purchase  Rapid       670,000.00   2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    1/6/2006

LOANID      SERVICER
----------  ---------------

6202408669  Bank of America
6202812548  Bank of America
6209194924  Bank of America
6214936764  Bank of America
6215349876  Bank of America
6215814457  Bank of America
6226800461  Bank of America
6232218468  Bank of America
6239502419  Bank of America
6240931243  Bank of America
6261279308  Bank of America
6269746399  Bank of America
6271720044  Bank of America
6279447442  Bank of America
6280034486  Bank of America
6283464904  Bank of America
6285733447  Bank of America
6288146159  Bank of America
6288625327  Bank of America
6288849711  Bank of America
6293554728  Bank of America
6294778524  Bank of America
6296339101  Bank of America
6298582526  Bank of America
6299459880  Bank of America
6301479249  Bank of America
6305082106  Bank of America
6313602317  Bank of America
6317107016  Bank of America
6333502299  Bank of America
6334513287  Bank of America
6341673124  Bank of America
6343561038  Bank of America
6343826522  Bank of America
6345415373  Bank of America
6345804626  Bank of America
6350941719  Bank of America
6351016743  Bank of America
6351079915  Bank of America
6353285809  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM   OLTV   RATE  FPDATE    NDDATE    S_MATDATE  PANDI      PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  ---------  --------  ------------

6354113323  Primary    PUD         360      357  58.17  6.625  2/1/2006  4/1/2006   1/1/2036   3,340.10  3/1/2006    605,000.00
6355914653  Primary    SFR         360      358  70.49      6  3/1/2006  4/1/2006   2/1/2036   3,612.50  3/1/2006    722,500.00
6360544065  Primary    PUD         360      357  76.92  5.625  2/1/2006  4/1/2006   1/1/2036   2,625.00  3/1/2006    560,000.00
6363029049  Primary    SFR         360      358  58.82   5.75  3/1/2006  4/1/2006   2/1/2036   3,593.75  3/1/2006    750,000.00
6366061122  Primary    PUD         360      358  78.02      6  3/1/2006  4/1/2006   2/1/2036   2,829.88  3/1/2006    472,000.00
6369427445  Secondary  SFR         360      358  78.69  6.375  3/1/2006  6/1/2006   2/1/2036   3,825.00  5/1/2006    720,000.00
6369985160  Primary    SFR         360      357  76.61  6.125  2/1/2006  5/1/2006   1/1/2036   2,307.08  4/1/2006    452,000.00
6373710737  Primary    SFR         360      357   79.2  6.125  2/1/2006  4/1/2006   1/1/2036   2,215.21  3/1/2006    434,000.00
6374875398  Primary    SFR         360      358  73.45  6.125  3/1/2006  4/1/2006   2/1/2036   3,317.71  3/1/2006    650,000.00
6385704462  Primary    PUD         360      357  46.06  6.375  2/1/2006  5/1/2006   1/1/2036   2,295.00  4/1/2006    432,000.00
6389697043  Primary    Condo       360      358     80      6  3/1/2006  4/1/2006   2/1/2036   2,420.00  3/1/2006    484,000.00
6392752207  Primary    SFR         360      357  75.16  6.625  2/1/2006  4/1/2006   1/1/2036   3,257.29  3/1/2006    590,000.00
6394061755  Primary    PUD         360      358  57.44  5.875  3/1/2006  5/1/2006   2/1/2036   2,643.26  4/1/2006    539,900.00
6394261777  Primary    SFR         360      358     65   6.25  3/1/2006  4/1/2006   2/1/2036   3,385.42  3/1/2006    650,000.00
6394841933  Primary    SFR         360      358  70.16      6  3/1/2006  4/1/2006   2/1/2036   2,157.50  3/1/2006    431,500.00
6398306644  Primary    SFR         360      357     80  5.875  2/1/2006  4/1/2006   1/1/2036   2,193.33  3/1/2006    448,000.00
6425271423  Primary    SFR         360      358   62.5      6  3/1/2006  4/1/2006   2/1/2036   3,750.00  3/1/2006    750,000.00
6425850754  Primary    Condo       360      358  74.27      6  3/1/2006  5/1/2006   2/1/2036   2,785.00  4/1/2006    557,000.00
6430303492  Primary    SFR         360      358     80  5.625  3/1/2006  4/1/2006   2/1/2036   3,476.97  3/1/2006    604,000.00
6430700937  Primary    PUD         360      358     75   5.75  3/1/2006  4/1/2006   2/1/2036   3,503.91  3/1/2006    731,250.00
6433833073  Primary    SFR         360      358   54.9  6.375  3/1/2006  4/1/2006   2/1/2036   3,718.75  3/1/2006    700,000.00
6441900948  Primary    SFR         360      357  79.92  5.875  2/1/2006  4/1/2006   1/1/2036   3,059.90  3/1/2006    625,000.00
6443546111  Primary    PUD         360      358  79.76  6.125  3/1/2006  5/1/2006   2/1/2036   3,094.15  4/1/2006    606,200.00
6444376815  Primary    SFR         360      357     80   6.25  2/1/2006  5/1/2006   1/1/2036   3,398.76  4/1/2006    552,000.00
6446316462  Primary    PUD         360      358     75  6.875  3/1/2006  4/1/2006   2/1/2036   4,125.00  3/1/2006    720,000.00
6452271916  Primary    SFR         360      357  72.99  6.375  2/1/2006  4/1/2006   1/1/2036   2,656.25  3/1/2006    500,000.00
6460283457  Primary    PUD         360      357     80  6.125  2/1/2006  4/1/2006   1/1/2036   2,784.83  3/1/2006    545,600.00
6461110238  Primary    SFR         360      357     80   5.75  2/1/2006  4/1/2006   1/1/2036   2,395.83  3/1/2006    500,000.00
6461166354  Primary    SFR         360      358  61.74  6.375  3/1/2006  4/1/2006   2/1/2036   4,429.48  3/1/2006    710,000.00
6464264065  Primary    SFR         360      358     80  6.125  3/1/2006  5/1/2006   2/1/2036   2,490.83  4/1/2006    488,000.00
6466168934  Primary    SFR         360      358     75  6.125  3/1/2006  4/1/2006   2/1/2036   3,579.30  3/1/2006    701,250.00
6466574347  Primary    PUD         360      357  74.54      6  2/1/2006  4/1/2006   1/1/2036   2,580.00  3/1/2006    516,000.00
6470820355  Primary    SFR         360      358     80   6.25  3/1/2006  5/1/2006   2/1/2036   3,562.50  4/1/2006    684,000.00
6471034329  Primary    SFR         360      358  53.13      6  3/1/2006  4/1/2006   2/1/2036   8,500.00  3/1/2006  1,700,000.00
6476719783  Primary    SFR         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036   4,333.33  3/1/2006    800,000.00
6483061922  Primary    Condo       360      358     75      6  3/1/2006  4/1/2006   2/1/2036   2,413.13  3/1/2006    482,625.00
6484271009  Primary    PUD         360      358  63.64   6.25  3/1/2006  5/1/2006   2/1/2036   3,645.83  4/1/2006    700,000.00
6487573401  Primary    SFR         360      358     80  6.625  3/1/2006  5/1/2006   2/1/2036   3,263.92  4/1/2006    591,200.00
6489018587  Primary    SFR         360      357     80      6  2/1/2006  4/1/2006   1/1/2036   2,499.54  3/1/2006    499,908.00
6490964159  Primary    PUD         360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036   2,495.83  3/1/2006    479,200.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ----------

6354113323    605,000.00  C/O Refi  Reduced   1,040,000.00  1/1/2016   11.625   2.25       2    2.25  12 MO LIBOR  12/12/2005
6355914653    722,500.00  Purchase  Standard  1,050,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/9/2006
6360544065    560,000.00  R/T Refi  Rapid       728,000.00  1/1/2016   10.625   2.25       2    2.25  12 MO LIBOR  12/15/2005
6363029049    750,000.00  Purchase  SISA      1,350,000.00  2/1/2016    10.75   2.25       2    2.25  12 MO LIBOR    1/4/2006
6366061122    471,057.89  C/O Refi  Rapid       605,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/5/2006
6369427445    720,000.00  Purchase  Standard    915,000.00  2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   1/12/2006
6369985160    452,000.00  R/T Refi  Standard    590,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/27/2005
6373710737    434,000.00  C/O Refi  Rapid       548,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/20/2005
6374875398    650,000.00  R/T Refi  Rapid       885,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/13/2006
6385704462    429,552.99  C/O Refi  Reduced     938,000.00  1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/23/2005
6389697043    484,000.00  Purchase  Rapid       615,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR   1/24/2006
6392752207    590,000.00  R/T Refi  Standard    785,000.00  1/1/2016   11.625   2.25       2    2.25  12 MO LIBOR  12/27/2005
6394061755    489,900.00  Purchase  Reduced     940,000.00  2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   1/11/2006
6394261777    650,000.00  Purchase  Reduced   1,000,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   12/7/2005
6394841933    431,300.00  C/O Refi  Standard    615,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/1/2006
6398306644    448,000.00  Purchase  Standard    560,000.00  1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/22/2005
6425271423    750,000.00  R/T Refi  Reduced   1,200,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/9/2006
6425850754    557,000.00  R/T Refi  Rapid       750,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR   1/18/2006
6430303492    602,705.53  Purchase  Rapid       755,000.00  2/1/2016   10.625   2.25       2    2.25  12 MO LIBOR   1/18/2006
6430700937    470,406.89  Purchase  Rapid       975,000.00  2/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   1/18/2006
6433833073    700,000.00  Purchase  SISA      1,275,000.00  2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    1/6/2006
6441900948    625,000.00  R/T Refi  Reduced     782,000.00  1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/20/2005
6443546111    606,200.00  R/T Refi  Standard    760,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/30/2005
6444376815    550,420.52  C/O Refi  Rapid       690,000.00  1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/21/2005
6446316462    720,000.00  C/O Refi  Reduced     960,000.00  2/1/2016   11.875   2.25       2    2.25  12 MO LIBOR    1/6/2006
6452271916    500,000.00  C/O Refi  Rapid       685,000.00  1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/21/2005
6460283457    545,600.00  Purchase  Reduced     685,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/16/2005
6461110238    500,000.00  Purchase  Standard    652,000.00  1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   12/5/2005
6461166354    708,681.30  C/O Refi  Rapid     1,150,000.00  2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    1/1/2006
6464264065    488,000.00  C/O Refi  Rapid       610,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    1/9/2006
6466168934    701,250.00  C/O Refi  Rapid       935,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    1/9/2006
6466574347    516,000.00  Purchase  Reduced     715,000.00  1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/30/2005
6470820355    684,000.00  Purchase  SISA        890,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    1/4/2006
6471034329  1,700,000.00  R/T Refi  Standard  3,200,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/4/2006
6476719783    800,000.00  Purchase  SISA      1,111,000.00  2/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   1/12/2006
6483061922    482,625.00  Purchase  Rapid       645,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/4/2006
6484271009    700,000.00  Purchase  SISA      1,100,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    1/4/2006
6487573401    591,200.00  Purchase  SISA        739,000.00  2/1/2016   11.625   2.25       2    2.25  12 MO LIBOR   1/13/2006
6489018587    499,908.00  Purchase  Reduced     633,000.00  1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/21/2005
6490964159    479,200.00  Purchase  Reduced     599,000.00  1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/30/2005

LOANID      SERVICER
----------  ---------------

6354113323  Bank of America
6355914653  Bank of America
6360544065  Bank of America
6363029049  Bank of America
6366061122  Bank of America
6369427445  Bank of America
6369985160  Bank of America
6373710737  Bank of America
6374875398  Bank of America
6385704462  Bank of America
6389697043  Bank of America
6392752207  Bank of America
6394061755  Bank of America
6394261777  Bank of America
6394841933  Bank of America
6398306644  Bank of America
6425271423  Bank of America
6425850754  Bank of America
6430303492  Bank of America
6430700937  Bank of America
6433833073  Bank of America
6441900948  Bank of America
6443546111  Bank of America
6444376815  Bank of America
6446316462  Bank of America
6452271916  Bank of America
6460283457  Bank of America
6461110238  Bank of America
6461166354  Bank of America
6464264065  Bank of America
6466168934  Bank of America
6466574347  Bank of America
6470820355  Bank of America
6471034329  Bank of America
6476719783  Bank of America
6483061922  Bank of America
6484271009  Bank of America
6487573401  Bank of America
6489018587  Bank of America
6490964159  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM   OLTV   RATE  FPDATE    NDDATE    S_MATDATE  PANDI      PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  ---------  --------  ------------

6493379678  Primary    SFR         360      357  55.52  6.375  2/1/2006  5/1/2006   1/1/2036   3,097.19  4/1/2006    583,000.00
6495252402  Primary    SFR         360      357  65.71      6  2/1/2006  4/1/2006   1/1/2036   2,300.00  3/1/2006    460,000.00
6496768711  Primary    SFR         360      357  69.57    6.5  2/1/2006  4/1/2006   1/1/2036   4,333.33  3/1/2006    800,000.00
6497579968  Primary    PUD         360      357  58.45   6.25  2/1/2006  4/1/2006   1/1/2036   2,359.37  3/1/2006    453,000.00
6497616026  Primary    PUD         360      358  65.63      6  3/1/2006  4/1/2006   2/1/2036   2,100.00  3/1/2006    420,000.00
6497746203  Primary    SFR         360      358     70  6.625  3/1/2006  4/1/2006   2/1/2036   2,318.75  3/1/2006    420,000.00
6500105207  Primary    SFR         360      358  69.65  6.125  3/1/2006  5/1/2006   2/1/2036   2,705.21  4/1/2006    530,000.00
6501392150  Primary    PUD         360      358  73.33   6.25  3/1/2006  5/1/2006   2/1/2036   2,979.17  4/1/2006    572,000.00
6506324539  Primary    Condo       360      357     80   5.75  2/1/2006  4/1/2006   1/1/2036   2,108.33  3/1/2006    440,000.00
6510641332  Primary    PUD         360      357     80  5.625  2/1/2006  5/1/2006   1/1/2036   2,700.00  4/1/2006    576,000.00
6515028675  Secondary  Condo       360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036   2,458.33  3/1/2006    472,000.00
6520944072  Primary    SFR         360      358     80  6.125  3/1/2006  5/1/2006   2/1/2036   3,266.26  4/1/2006    639,920.00
6524304208  Primary    PUD         360      358   45.8    5.5  3/1/2006  4/1/2006   2/1/2036   2,099.17  3/1/2006    458,000.00
6530974424  Primary    PUD         360      357  69.94    6.5  2/1/2006  5/1/2006   1/1/2036   2,545.83  4/1/2006    470,000.00
6532119226  Primary    SFR         360      358     70    5.5  3/1/2006  5/1/2006   2/1/2036   3,060.39  4/1/2006    539,000.00
6532343719  Primary    SFR         360      358  73.22  6.125  3/1/2006  4/1/2006   2/1/2036   4,297.71  3/1/2006    842,000.00
6537706480  Primary    SFR         360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036   3,729.17  3/1/2006    716,000.00
6543194374  Primary    SFR         360      357     70   5.75  2/1/2006  4/1/2006   1/1/2036   3,186.46  3/1/2006    665,000.00
6543310509  Primary    PUD         360      357  79.85  6.125  2/1/2006  4/1/2006   1/1/2036   2,526.56  3/1/2006    495,000.00
6547041332  Primary    SFR         360      357  55.15  5.875  2/1/2006  4/1/2006   1/1/2036   3,671.87  3/1/2006    750,000.00
6547835907  Primary    Condo       360      358     80      6  3/1/2006  4/1/2006   2/1/2036   2,614.05  3/1/2006    436,000.00
6548364527  Primary    SFR         360      357     80  5.875  2/1/2006  4/1/2006   1/1/2036   2,859.17  3/1/2006    584,000.00
6549051867  Primary    SFR         360      357  69.93    6.5  2/1/2006  4/1/2006   1/1/2036   2,708.33  3/1/2006    500,000.00
6562901824  Primary    PUD         360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036   2,607.03  3/1/2006    500,550.00
6573210629  Primary    SFR         360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036   3,020.83  3/1/2006    580,000.00
6576226622  Primary    SFR         360      358     80   5.75  3/1/2006  4/1/2006   2/1/2036   2,376.67  3/1/2006    496,000.00
6576467937  Primary    SFR         360      358     80      6  3/1/2006  5/1/2006   2/1/2036   2,520.00  4/1/2006    504,000.00
6579272177  Primary    SFR         360      357     65   6.25  2/1/2006  4/1/2006   1/1/2036   4,062.50  3/1/2006    780,000.00
6586202860  Primary    SFR         360      357  72.73  6.375  2/1/2006  5/1/2006   1/1/2036   2,847.50  4/1/2006    536,000.00
6587458693  Primary    SFR         360      357     80  6.125  2/1/2006  4/1/2006   1/1/2036   3,123.75  3/1/2006    612,000.00
6597142378  Primary    SFR         360      358  68.97  6.125  3/1/2006  5/1/2006   2/1/2036   5,104.17  4/1/2006  1,000,000.00
6601356261  Primary    PUD         360      357  68.25    5.5  2/1/2006  4/1/2006   1/1/2036   3,529.17  3/1/2006    770,000.00
6601923409  Primary    PUD         360      358  43.75   5.75  3/1/2006  4/1/2006   2/1/2036   3,354.17  3/1/2006    700,000.00
6603841898  Primary    Condo       360      357     80  6.625  2/1/2006  4/1/2006   1/1/2036   3,025.42  3/1/2006    548,000.00
6608179492  Primary    SFR         360      357     80   5.75  2/1/2006  4/1/2006   1/1/2036   2,798.33  3/1/2006    584,000.00
6608949936  Secondary  PUD         360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036   3,741.88  3/1/2006    599,785.00
6610635143  Primary    PUD         360      357  35.89   6.25  2/1/2006  4/1/2006   1/1/2036  11,588.54  3/1/2006  2,225,000.00
6610722529  Primary    SFR         360      358  54.05   6.25  3/1/2006  5/1/2006   2/1/2036   3,125.00  4/1/2006    600,000.00
6614743570  Primary    SFR         360      357  47.17      6  2/1/2006  4/1/2006   1/1/2036   5,000.00  3/1/2006  1,000,000.00
6616569551  Primary    SFR         360      358     33      6  3/1/2006  4/1/2006   2/1/2036   5,000.00  3/1/2006  1,000,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ----------

6493379678    583,000.00  Purchase  Rapid     1,050,000.00  1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/20/2005
6495252402    460,000.00  C/O Refi  Rapid       700,000.00  1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/16/2005
6496768711    800,000.00  C/O Refi  Standard  1,150,000.00  1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  12/23/2005
6497579968    452,959.37  R/T Refi  Rapid       775,000.00  1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/21/2005
6497616026    419,000.00  C/O Refi  Rapid       640,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR   1/13/2006
6497746203    420,000.00  C/O Refi  Rapid       600,000.00  2/1/2016   11.625   2.25       2    2.25  12 MO LIBOR  12/29/2005
6500105207    530,000.00  C/O Refi  Rapid       761,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/29/2005
6501392150    570,773.75  C/O Refi  Standard    780,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    1/9/2006
6506324539    440,000.00  R/T Refi  SISA        550,000.00  1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/19/2005
6510641332    576,000.00  Purchase  Reduced     720,000.00  1/1/2016   10.625   2.25       2    2.25  12 MO LIBOR  12/29/2005
6515028675    472,000.00  Purchase  Rapid       595,000.00  1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/29/2005
6520944072    539,409.58  Purchase  Standard    800,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    1/6/2006
6524304208    458,000.00  R/T Refi  Rapid     1,000,000.00  2/1/2016     10.5   2.25       2    2.25  12 MO LIBOR   1/11/2006
6530974424    469,000.00  C/O Refi  Standard    672,000.00  1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  12/22/2005
6532119226    537,437.35  Purchase  Reduced     777,000.00  2/1/2016     10.5   2.25       2    2.25  12 MO LIBOR  12/28/2005
6532343719    841,197.71  R/T Refi  Rapid     1,150,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/30/2005
6537706480    716,000.00  Purchase  SISA        895,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    1/9/2006
6543194374    665,000.00  C/O Refi  Rapid       950,000.00  1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/19/2005
6543310509    495,000.00  Purchase  SISA        645,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/20/2005
6547041332    750,000.00  C/O Refi  Rapid     1,360,000.00  1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/16/2005
6547835907    435,129.73  Purchase  Reduced     545,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/16/2005
6548364527    584,000.00  Purchase  Standard    730,000.00  1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   12/7/2005
6549051867    500,000.00  C/O Refi  Standard    715,000.00  1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  11/28/2005
6562901824    500,550.00  Purchase  Reduced     626,000.00  1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   12/8/2005
6573210629    579,500.00  C/O Refi  Rapid       725,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/28/2005
6576226622    496,000.00  Purchase  SISA        620,000.00  2/1/2016    10.75   2.25       2    2.25  12 MO LIBOR    1/3/2006
6576467937    503,874.00  Purchase  SISA        760,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/9/2006
6579272177    780,000.00  C/O Refi  Rapid     1,200,000.00  1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/23/2005
6586202860    535,999.94  R/T Refi  Rapid       737,000.00  1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/20/2005
6587458693    612,000.00  R/T Refi  Reduced     765,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/22/2005
6597142378  1,000,000.00  Purchase  Standard  1,450,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/11/2006
6601356261    770,000.00  Purchase  Reduced   1,150,000.00  1/1/2016     10.5   2.25       2    2.25  12 MO LIBOR  12/30/2005
6601923409    700,000.00  Purchase  Reduced   1,600,000.00  2/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   1/20/2006
6603841898    548,000.00  Purchase  Standard    685,000.00  1/1/2016   11.625   2.25       2    2.25  12 MO LIBOR  12/15/2005
6608179492    584,000.00  C/O Refi  Standard    730,000.00  1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/23/2005
6608949936    598,671.01  Purchase  Rapid       780,000.00  2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   1/17/2006
6610635143  2,225,000.00  R/T Refi  Standard  6,200,000.00  1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/28/2005
6610722529    600,000.00  Purchase  SISA      1,110,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    1/3/2006
6614743570  1,000,000.00  C/O Refi  Rapid     2,120,000.00  1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/19/2005
6616569551  1,000,000.00  R/T Refi  Rapid     3,030,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR   1/13/2006

LOANID      SERVICER
----------  ---------------

6493379678  Bank of America
6495252402  Bank of America
6496768711  Bank of America
6497579968  Bank of America
6497616026  Bank of America
6497746203  Bank of America
6500105207  Bank of America
6501392150  Bank of America
6506324539  Bank of America
6510641332  Bank of America
6515028675  Bank of America
6520944072  Bank of America
6524304208  Bank of America
6530974424  Bank of America
6532119226  Bank of America
6532343719  Bank of America
6537706480  Bank of America
6543194374  Bank of America
6543310509  Bank of America
6547041332  Bank of America
6547835907  Bank of America
6548364527  Bank of America
6549051867  Bank of America
6562901824  Bank of America
6573210629  Bank of America
6576226622  Bank of America
6576467937  Bank of America
6579272177  Bank of America
6586202860  Bank of America
6587458693  Bank of America
6597142378  Bank of America
6601356261  Bank of America
6601923409  Bank of America
6603841898  Bank of America
6608179492  Bank of America
6608949936  Bank of America
6610635143  Bank of America
6610722529  Bank of America
6614743570  Bank of America
6616569551  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6617042475  Primary    SFR         360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036  2,975.00  3/1/2006    560,000.00
6618771221  Primary    SFR         360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036  2,935.42  3/1/2006    563,600.00
6619169037  Primary    SFR         360      358  77.66    6.5  3/1/2006  4/1/2006   2/1/2036  3,996.42  3/1/2006    737,800.00
6622062724  Primary    PUD         360      357  79.87  6.375  2/1/2006  4/1/2006   1/1/2036  3,224.69  3/1/2006    607,000.00
6625545188  Primary    SFR         360      357  46.15      6  2/1/2006  4/1/2006   1/1/2036  3,000.00  3/1/2006    600,000.00
6627955880  Primary    PUD         360      357     80  6.125  2/1/2006  5/1/2006   1/1/2036  2,748.08  4/1/2006    538,400.00
6630726559  Primary    SFR         360      357   54.2      6  2/1/2006  4/1/2006   1/1/2036  3,520.00  3/1/2006    800,000.00
6631199723  Primary    SFR         360      358  53.54  6.125  3/1/2006  4/1/2006   2/1/2036  3,279.43  3/1/2006    642,500.00
6635975375  Secondary  PUD         360      357  66.46      6  2/1/2006  4/1/2006   1/1/2036  2,675.00  3/1/2006    535,000.00
6638595907  Secondary  PUD         360      358  72.73   6.25  3/1/2006  5/1/2006   2/1/2036  3,078.59  4/1/2006    500,000.00
6641639726  Primary    PUD         360      357  64.65   6.25  2/1/2006  4/1/2006   1/1/2036  2,895.83  3/1/2006    556,000.00
6648065222  Primary    SFR         360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036  2,684.37  3/1/2006    590,400.00
6648450242  Secondary  SFR         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036  2,860.00  3/1/2006    528,000.00
6651629211  Primary    SFR         360      358     80  5.875  3/1/2006  4/1/2006   2/1/2036  2,291.25  3/1/2006    468,000.00
6658516809  Primary    PUD         360      358  74.11    5.5  3/1/2006  5/1/2006   2/1/2036  2,750.00  4/1/2006    600,000.00
6672262802  Primary    PUD         360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036  2,241.88  3/1/2006    422,000.00
6672951826  Primary    SFR         360      358  73.44  6.625  3/1/2006  4/1/2006   2/1/2036  2,979.87  3/1/2006    539,750.00
6673158793  Primary    SFR         360      358  69.17  6.375  3/1/2006  4/1/2006   2/1/2036  4,409.38  3/1/2006    830,000.00
6680333330  Primary    Condo       360      358  74.54  6.375  3/1/2006  5/1/2006   2/1/2036  2,364.06  4/1/2006    445,000.00
6683831959  Secondary  SFR         360      357  39.29  5.875  2/1/2006  5/1/2006   1/1/2036  2,692.71  4/1/2006    550,000.00
6690748493  Primary    SFR         360      357     90  6.125  2/1/2006  5/1/2006   1/1/2036  2,755.92  4/1/2006    540,000.00
6692235283  Primary    SFR         360      357  75.76      6  2/1/2006  5/1/2006   1/1/2036  2,625.00  4/1/2006    525,000.00
6692893701  Primary    PUD         360      357   68.5  6.125  2/1/2006  4/1/2006   1/1/2036  3,038.06  3/1/2006    500,000.00
6693923200  Primary    Condo       360      357     80  5.875  2/1/2006  4/1/2006   1/1/2036  2,153.68  3/1/2006    440,000.00
6695412210  Primary    SFR         360      357  65.66   5.75  2/1/2006  4/1/2006   1/1/2036  5,077.09  3/1/2006    870,000.00
6698174460  Primary    SFR         360      358  62.05      6  3/1/2006  4/1/2006   2/1/2036  2,420.00  3/1/2006    484,000.00
6699223555  Primary    SFR         360      358     80      6  3/1/2006  4/1/2006   2/1/2036  2,639.60  3/1/2006    527,920.00
6702648525  Primary    PUD         360      357  79.51   5.75  2/1/2006  5/1/2006   1/1/2036  2,476.33  4/1/2006    516,800.00
6716193021  Primary    PUD         360      357  45.37  6.375  2/1/2006  5/1/2006   1/1/2036  4,579.38  4/1/2006    862,000.00
6719741586  Primary    PUD         360      358     80  5.875  3/1/2006  5/1/2006   2/1/2036  2,934.03  4/1/2006    496,000.00
6720418489  Primary    PUD         360      357  61.35  6.375  2/1/2006  4/1/2006   1/1/2036  5,312.50  3/1/2006  1,000,000.00
6721415989  Primary    SFR         360      357     80      6  2/1/2006  4/1/2006   1/1/2036  2,440.00  3/1/2006    488,000.00
6721952189  Primary    SFR         360      358  66.36   6.25  3/1/2006  4/1/2006   2/1/2036  3,000.00  3/1/2006    576,000.00
6727450618  Primary    PUD         360      358  54.05      6  3/1/2006  4/1/2006   2/1/2036  2,500.00  3/1/2006    500,000.00
6729189594  Primary    SFR         360      357  74.84  6.125  2/1/2006  4/1/2006   1/1/2036  2,922.14  3/1/2006    572,500.00
6734065284  Primary    SFR         360      357  64.08      6  2/1/2006  4/1/2006   1/1/2036  4,500.00  3/1/2006    900,000.00
6736486918  Primary    SFR         360      358  65.79  6.375  3/1/2006  4/1/2006   2/1/2036  6,640.63  3/1/2006  1,250,000.00
6743579556  Primary    SFR         360      358  52.98  6.125  3/1/2006  4/1/2006   2/1/2036  2,501.55  3/1/2006    490,100.00
6744845477  Primary    PUD         360      357  69.57   5.75  2/1/2006  4/1/2006   1/1/2036  3,833.33  3/1/2006    800,000.00
6747412010  Primary    SFR         360      358     80  6.125  3/1/2006  4/1/2006   2/1/2036  2,490.83  3/1/2006    488,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ----------

6617042475    560,000.00  R/T Refi  SISA        700,000.00  1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/23/2005
6618771221    563,600.00  Purchase  Reduced     705,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    1/9/2006
6619169037    737,800.00  R/T Refi  Standard    950,000.00  2/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   1/12/2006
6622062724    607,000.00  R/T Refi  SISA        760,000.00  1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/19/2005
6625545188    600,000.00  C/O Refi  Rapid     1,300,000.00  1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/21/2005
6627955880    538,400.00  Purchase  Rapid       673,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/22/2005
6630726559    700,000.00  R/T Refi  Standard  1,476,000.00  1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/21/2005
6631199723    639,987.24  R/T Refi  Reduced   1,200,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/29/2005
6635975375    531,653.00  R/T Refi  Rapid       805,000.00  1/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/6/2006
6638595907    499,048.69  Purchase  Reduced     688,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    1/5/2006
6641639726    556,000.00  R/T Refi  Reduced     860,000.00  1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/21/2005
6648065222    515,400.00  Purchase  Reduced     755,000.00  1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/29/2005
6648450242    528,000.00  Purchase  Rapid       687,000.00  2/1/2016     11.5   2.25       2    2.25  12 MO LIBOR    1/1/2006
6651629211    468,000.00  C/O Refi  Rapid       585,000.00  2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/28/2005
6658516809    600,000.00  Purchase  Rapid       950,000.00  2/1/2016     10.5   2.25       2    2.25  12 MO LIBOR   1/18/2006
6672262802    421,999.70  Purchase  Standard    530,000.00  2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    1/9/2006
6672951826    539,750.00  R/T Refi  SISA        735,000.00  2/1/2016   11.625   2.25       2    2.25  12 MO LIBOR   1/18/2006
6673158793    830,000.00  Purchase  Standard  1,200,000.00  2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    1/5/2006
6680333330    445,000.00  Purchase  Reduced     597,000.00  2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   1/17/2006
6683831959    550,000.00  Purchase  Rapid     1,400,000.00  1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/13/2005
6690748493    539,806.23  Purchase  Reduced     600,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/29/2005
6692235283    525,000.00  Purchase  Reduced     700,000.00  1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/22/2005
6692893701    498,534.61  Purchase  Standard    735,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/28/2005
6693923200    439,800.00  Purchase  SISA        550,000.00  1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/20/2005
6695412210    867,261.90  Purchase  Reduced   1,325,000.00  1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/23/2005
6698174460    484,000.00  C/O Refi  Standard    780,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/1/2006
6699223555    527,920.00  Purchase  Standard    660,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR   1/23/2006
6702648525    516,800.00  R/T Refi  Rapid       650,000.00  1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/28/2005
6716193021    859,000.00  R/T Refi  SISA      1,900,000.00  1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/21/2005
6719741586    494,986.13  Purchase  Reduced     620,000.00  2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR    1/3/2006
6720418489  1,000,000.00  Purchase  Standard  1,630,000.00  1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/20/2005
6721415989    488,000.00  Purchase  SISA        660,000.00  1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/29/2005
6721952189    486,000.00  C/O Refi  Rapid       868,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    1/6/2006
6727450618    500,000.00  Purchase  Rapid       925,000.00  2/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/29/2005
6729189594    571,800.00  R/T Refi  Standard    765,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/30/2005
6734065284    900,000.00  Purchase  Rapid     1,427,000.00  1/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/5/2006
6736486918  1,250,000.00  C/O Refi  Rapid     1,900,000.00  2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   1/11/2006
6743579556    489,850.00  R/T Refi  Reduced     925,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/12/2006
6744845477    800,000.00  R/T Refi  Standard  1,150,000.00  1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/19/2005
6747412010    488,000.00  Purchase  Standard    616,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/10/2006

LOANID      SERVICER
----------  ---------------

6617042475  Bank of America
6618771221  Bank of America
6619169037  Bank of America
6622062724  Bank of America
6625545188  Bank of America
6627955880  Bank of America
6630726559  Bank of America
6631199723  Bank of America
6635975375  Bank of America
6638595907  Bank of America
6641639726  Bank of America
6648065222  Bank of America
6648450242  Bank of America
6651629211  Bank of America
6658516809  Bank of America
6672262802  Bank of America
6672951826  Bank of America
6673158793  Bank of America
6680333330  Bank of America
6683831959  Bank of America
6690748493  Bank of America
6692235283  Bank of America
6692893701  Bank of America
6693923200  Bank of America
6695412210  Bank of America
6698174460  Bank of America
6699223555  Bank of America
6702648525  Bank of America
6716193021  Bank of America
6719741586  Bank of America
6720418489  Bank of America
6721415989  Bank of America
6721952189  Bank of America
6727450618  Bank of America
6729189594  Bank of America
6734065284  Bank of America
6736486918  Bank of America
6743579556  Bank of America
6744845477  Bank of America
6747412010  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI      PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  ---------  --------  ------------

6748075394  Primary    SFR         360      357  57.89      6  2/1/2006  4/1/2006   1/1/2036   2,750.00  3/1/2006    550,000.00
6748868020  Primary    SFR         360      357  40.57  5.875  2/1/2006  4/1/2006   1/1/2036   2,423.44  3/1/2006    495,000.00
6749274970  Primary    SFR         360      358  68.06    6.5  3/1/2006  5/1/2006   2/1/2036   3,428.75  4/1/2006    633,000.00
6753117230  Primary    SFR         360      357  50.29      6  2/1/2006  4/1/2006   1/1/2036   4,275.00  3/1/2006    855,000.00
6756017890  Primary    PUD         360      357     75      6  2/1/2006  5/1/2006   1/1/2036   6,918.75  4/1/2006  1,383,750.00
6771038012  Primary    SFR         360      357  77.43   6.25  2/1/2006  5/1/2006   1/1/2036   4,234.37  4/1/2006    813,000.00
6771411649  Primary    SFR         360      357  79.71    6.5  2/1/2006  4/1/2006   1/1/2036   3,324.69  3/1/2006    613,788.00
6781752008  Primary    SFR         360      358  62.63   6.25  3/1/2006  5/1/2006   2/1/2036   3,229.17  4/1/2006    620,000.00
6783155879  Primary    SFR         360      358  46.67  6.375  3/1/2006  4/1/2006   2/1/2036  14,875.00  3/1/2006  2,800,000.00
6785620987  Primary    SFR         360      357     70  5.875  2/1/2006  4/1/2006   1/1/2036   3,913.73  3/1/2006    799,400.00
6793474450  Secondary  Condo       360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036   2,187.50  3/1/2006    420,000.00
6812092986  Secondary  PUD         360      358     50  5.875  3/1/2006  4/1/2006   2/1/2036   3,059.90  3/1/2006    625,000.00
6814788490  Secondary  Condo       360      358     75   5.75  3/1/2006  4/1/2006   2/1/2036   5,013.28  3/1/2006  1,046,250.00
6816854589  Primary    SFR         360      356  59.69      6  1/1/2006  4/1/2006  12/1/2035   1,925.00  3/1/2006    385,000.00
6818789262  Primary    SFR         360      357  71.22  6.125  2/1/2006  4/1/2006   1/1/2036   2,526.56  3/1/2006    495,000.00
6820959549  Primary    SFR         360      357     80    5.5  2/1/2006  5/1/2006   1/1/2036   3,197.33  4/1/2006    697,600.00
6826140656  Primary    SFR         360      358     80      6  3/1/2006  4/1/2006   2/1/2036   2,674.00  3/1/2006    534,800.00
6831349052  Primary    PUD         360      357  77.96  6.125  2/1/2006  4/1/2006   1/1/2036   2,924.69  3/1/2006    573,000.00
6835473320  Primary    SFR         360      357  59.52  6.125  2/1/2006  4/1/2006   1/1/2036   2,552.08  3/1/2006    500,000.00
6836084290  Primary    SFR         360      357  33.55  5.875  2/1/2006  4/1/2006   1/1/2036   3,076.00  3/1/2006    520,000.00
6846005756  Primary    SFR         360      357     80    6.5  2/1/2006  5/1/2006   1/1/2036   2,318.33  4/1/2006    428,000.00
6848973647  Primary    SFR         360      357   45.6  5.875  2/1/2006  5/1/2006   1/1/2036   2,790.62  4/1/2006    570,000.00
6856539181  Primary    PUD         360      357  78.16  6.375  2/1/2006  4/1/2006   1/1/2036   2,975.00  3/1/2006    560,000.00
6859449909  Primary    Condo       360      357     80      6  2/1/2006  4/1/2006   1/1/2036   2,378.52  3/1/2006    475,704.00
6860991139  Primary    SFR         360      357  79.83  6.125  2/1/2006  4/1/2006   1/1/2036   3,879.17  3/1/2006    760,000.00
6864175184  Primary    SFR         360      357  69.11  6.125  2/1/2006  4/1/2006   1/1/2036   4,338.54  3/1/2006    850,000.00
6865228487  Primary    PUD         360      357     80  6.125  2/1/2006  4/1/2006   1/1/2036   2,682.75  3/1/2006    525,600.00
6869237898  Primary    SFR         360      357  74.83  6.375  2/1/2006  4/1/2006   1/1/2036   3,538.13  3/1/2006    666,000.00
6870561708  Primary    SFR         360      358  49.87      6  3/1/2006  4/1/2006   2/1/2036   4,800.00  3/1/2006    960,000.00
6873913740  Primary    Condo       360      358     80  6.125  3/1/2006  4/1/2006   2/1/2036   2,643.96  3/1/2006    518,000.00
6878031852  Primary    SFR         360      357     80      6  2/1/2006  4/1/2006   1/1/2036   3,168.00  3/1/2006    633,600.00
6879107081  Primary    SFR         360      358  64.21  6.125  3/1/2006  4/1/2006   2/1/2036   2,271.35  3/1/2006    445,000.00
6892612570  Primary    PUD         360      357  51.11  6.375  2/1/2006  4/1/2006   1/1/2036   2,565.94  3/1/2006    483,000.00
6897450075  Primary    SFR         360      358  55.56      6  3/1/2006  4/1/2006   2/1/2036  12,500.00  3/1/2006  2,500,000.00
6902852349  Primary    SFR         360      357     70   6.75  2/1/2006  4/1/2006   1/1/2036   3,583.13  3/1/2006    637,000.00
6903559737  Primary    SFR         360      357     80    6.5  2/1/2006  5/1/2006   1/1/2036   3,055.00  4/1/2006    564,000.00
6912131163  Primary    SFR         360      358  64.22    6.5  3/1/2006  4/1/2006   2/1/2036   3,130.83  3/1/2006    578,000.00
6918319416  Primary    SFR         360      357     80   5.75  2/1/2006  4/1/2006   1/1/2036   3,085.83  3/1/2006    644,000.00
6930725152  Primary    PUD         360      357   61.9   5.75  2/1/2006  4/1/2006   1/1/2036   4,726.75  3/1/2006    986,452.00
6933018761  Primary    PUD         360      358  27.08   6.25  3/1/2006  4/1/2006   2/1/2036   3,385.42  3/1/2006    650,000.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

6748075394    550,000.00  C/O Refi  Rapid       950,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/21/2005
6748868020    495,000.00  R/T Refi  Standard  1,220,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/21/2005
6749274970    633,000.00  R/T Refi  Rapid       930,000.00   2/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   1/12/2006
6753117230    855,000.00  R/T Refi  Reduced   1,700,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/20/2005
6756017890  1,383,750.00  R/T Refi  Rapid     1,845,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/30/2005
6771038012    813,000.00  R/T Refi  Rapid     1,050,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/23/2005
6771411649    613,788.00  R/T Refi  Standard    770,000.00   1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  12/23/2005
6781752008    620,000.00  C/O Refi  Standard    990,000.00   2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    1/4/2006
6783155879  2,800,000.00  C/O Refi  Standard  6,000,000.00   2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/27/2005
6785620987    799,400.00  R/T Refi  SISA      1,142,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   12/9/2005
6793474450    420,000.00  Purchase  Reduced     526,000.00   2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   1/17/2006
6812092986    625,000.00  R/T Refi  Rapid     1,250,000.00   2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   1/20/2006
6814788490  1,046,250.00  Purchase  Rapid     1,395,000.00   2/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/16/2005
6816854589    385,000.00  R/T Refi  Standard    645,000.00  12/1/2015       11   2.25       2    2.25  12 MO LIBOR  11/10/2005
6818789262    495,000.00  Purchase  Rapid       714,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/28/2005
6820959549    697,600.00  Purchase  Rapid       885,000.00   1/1/2016     10.5   2.25       2    2.25  12 MO LIBOR  12/23/2005
6826140656    534,800.00  Purchase  Standard    670,000.00   2/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/9/2006
6831349052    573,000.00  R/T Refi  Rapid       735,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/30/2005
6835473320    500,000.00  C/O Refi  Rapid       840,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/20/2005
6836084290    518,401.70  R/T Refi  Reduced   1,550,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/23/2005
6846005756    428,000.00  C/O Refi  Rapid       535,000.00   1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  12/23/2005
6848973647    570,000.00  C/O Refi  SISA      1,250,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   12/9/2005
6856539181    560,000.00  Purchase  Standard    716,445.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/22/2005
6859449909    475,704.00  Purchase  Rapid       595,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/19/2005
6860991139    759,879.17  R/T Refi  SISA        952,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/16/2005
6864175184    850,000.00  C/O Refi  Standard  1,230,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/23/2005
6865228487    524,282.75  Purchase  Rapid       720,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   12/7/2005
6869237898    665,073.80  C/O Refi  Rapid       890,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/13/2005
6870561708    960,000.00  C/O Refi  Rapid     1,925,000.00   2/1/2016       11   2.25       2    2.25  12 MO LIBOR    1/5/2006
6873913740    518,000.00  Purchase  SISA        650,000.00   2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/13/2006
6878031852    633,600.00  Purchase  Reduced     858,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/23/2005
6879107081    445,000.00  C/O Refi  Standard    693,000.00   2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/19/2006
6892612570    482,799.94  C/O Refi  Rapid       945,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/21/2005
6897450075  2,500,000.00  Purchase  Standard  4,500,000.00   2/1/2016       11   2.25       2    2.25  12 MO LIBOR   1/18/2006
6902852349    637,000.00  C/O Refi  Standard    910,000.00   1/1/2016    11.75   2.25       2    2.25  12 MO LIBOR  12/20/2005
6903559737    564,000.00  Purchase  SISA        705,000.00   1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  12/29/2005
6912131163    578,000.00  C/O Refi  Standard    900,000.00   2/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   1/13/2006
6918319416    644,000.00  Purchase  Rapid       805,000.00   1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/28/2005
6930725152    886,452.00  Purchase  Rapid     1,594,000.00   1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/23/2005
6933018761    650,000.00  C/O Refi  Standard  2,400,000.00   2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/29/2005

LOANID      SERVICER
----------  ---------------

6748075394  Bank of America
6748868020  Bank of America
6749274970  Bank of America
6753117230  Bank of America
6756017890  Bank of America
6771038012  Bank of America
6771411649  Bank of America
6781752008  Bank of America
6783155879  Bank of America
6785620987  Bank of America
6793474450  Bank of America
6812092986  Bank of America
6814788490  Bank of America
6816854589  Bank of America
6818789262  Bank of America
6820959549  Bank of America
6826140656  Bank of America
6831349052  Bank of America
6835473320  Bank of America
6836084290  Bank of America
6846005756  Bank of America
6848973647  Bank of America
6856539181  Bank of America
6859449909  Bank of America
6860991139  Bank of America
6864175184  Bank of America
6865228487  Bank of America
6869237898  Bank of America
6870561708  Bank of America
6873913740  Bank of America
6878031852  Bank of America
6879107081  Bank of America
6892612570  Bank of America
6897450075  Bank of America
6902852349  Bank of America
6903559737  Bank of America
6912131163  Bank of America
6918319416  Bank of America
6930725152  Bank of America
6933018761  Bank of America

LOANID      OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
----------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

6934677821  Primary    SFR         360      357  53.54  5.625  2/1/2006  4/1/2006   1/1/2036  3,984.38  3/1/2006    850,000.00
6934738557  Primary    PUD         360      358  75.14  5.875  3/1/2006  5/1/2006   2/1/2036  3,845.00  4/1/2006    650,000.00
6935771961  Primary    SFR         360      357  76.67   6.75  2/1/2006  4/1/2006   1/1/2036  2,587.50  3/1/2006    460,000.00
6946622112  Primary    SFR         360      358  65.41   6.25  3/1/2006  4/1/2006   2/1/2036  2,708.33  3/1/2006    520,000.00
6952253497  Primary    PUD         360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036  2,968.33  3/1/2006    548,000.00
6953842702  Primary    SFR         360      358     70   6.25  3/1/2006  4/1/2006   2/1/2036  3,390.62  3/1/2006    651,000.00
6956379546  Secondary  Condo       360      357     76  6.125  2/1/2006  4/1/2006   1/1/2036  4,848.96  3/1/2006    950,000.00
6965854968  Primary    PUD         360      357  67.49  6.125  2/1/2006  4/1/2006   1/1/2036  3,358.54  3/1/2006    658,000.00
6966441690  Secondary  Condo       360      358     80  5.875  3/1/2006  4/1/2006   2/1/2036  2,310.83  3/1/2006    472,000.00
6967075018  Primary    PUD         360      357  31.28   6.25  2/1/2006  4/1/2006   1/1/2036  4,723.96  3/1/2006    907,000.00
6971068264  Primary    Condo       360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036  2,562.50  3/1/2006    492,000.00
6976454584  Primary    PUD         360      358     80  6.125  3/1/2006  4/1/2006   2/1/2036  4,593.75  3/1/2006    900,000.00
6976930963  Primary    SFR         360      358  42.14  6.375  3/1/2006  5/1/2006   2/1/2036  3,134.38  4/1/2006    590,000.00
6983622959  Secondary  PUD         360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036  2,550.00  3/1/2006    480,000.00
6986020805  Primary    SFR         360      358  66.84  6.625  3/1/2006  4/1/2006   2/1/2036  3,505.73  3/1/2006    635,000.00
6990536903  Primary    PUD         360      357  73.29      6  2/1/2006  4/1/2006   1/1/2036  5,680.00  3/1/2006  1,136,000.00
6993544532  Primary    SFR         360      358     80   5.25  3/1/2006  4/1/2006   2/1/2036  3,727.50  3/1/2006    852,000.00
6994224621  Primary    Condo       360      358  68.61  5.875  3/1/2006  4/1/2006   2/1/2036  2,447.92  3/1/2006    500,000.00
6994587662  Primary    SFR         360      358     75  5.875  3/1/2006  4/1/2006   2/1/2036  4,879.92  3/1/2006    996,750.00

LOANID      COBAL         PURPOSE   DOC       OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
----------  ------------  --------  --------  ------------  --------  -------  -----  ------  ------  -----------  ----------

6934677821    850,000.00  Purchase  Reduced   1,590,000.00  1/1/2016   10.625   2.25       2    2.25  12 MO LIBOR  12/16/2005
6934738557    648,671.34  C/O Refi  Standard    865,000.00  2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   1/19/2006
6935771961    460,000.00  C/O Refi  Standard    600,000.00  1/1/2016    11.75   2.25       2    2.25  12 MO LIBOR  12/21/2005
6946622112    520,000.00  C/O Refi  Rapid       795,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR    1/3/2006
6952253497    548,000.00  R/T Refi  Rapid       685,000.00  1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  12/21/2005
6953842702    650,990.62  C/O Refi  Standard    930,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   1/12/2006
6956379546    950,000.00  Purchase  Standard  1,250,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    1/5/2006
6965854968    658,000.00  R/T Refi  Standard    975,000.00  1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/23/2005
6966441690    472,000.00  Purchase  Rapid       590,000.00  2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   1/11/2006
6967075018    907,000.00  R/T Refi  Rapid     2,900,000.00  1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/29/2005
6971068264    492,000.00  Purchase  Reduced     615,000.00  1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/22/2005
6976454584    900,000.00  R/T Refi  Standard  1,125,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR    1/9/2006
6976930963    589,843.28  C/O Refi  SISA      1,400,000.00  2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/30/2005
6983622959    480,000.00  Purchase  Standard    600,000.00  1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/23/2005
6986020805    635,000.00  C/O Refi  Standard    950,000.00  2/1/2016   11.625   2.25       2    2.25  12 MO LIBOR    1/9/2006
6990536903  1,136,000.00  R/T Refi  Rapid     1,550,000.00  1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/21/2005
6993544532    852,000.00  Purchase  Standard  1,069,000.00  2/1/2016    10.25   2.25       2    2.25  12 MO LIBOR   1/17/2006
6994224621    499,447.92  Purchase  Rapid       729,000.00  2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   1/10/2006
6994587662    996,750.00  Purchase  Standard  1,350,000.00  2/1/2016   10.875   2.25       2    2.25  12 MO LIBOR    1/4/2006

LOANID      SERVICER
----------  ---------------

6934677821  Bank of America
6934738557  Bank of America
6935771961  Bank of America
6946622112  Bank of America
6952253497  Bank of America
6953842702  Bank of America
6956379546  Bank of America
6965854968  Bank of America
6966441690  Bank of America
6967075018  Bank of America
6971068264  Bank of America
6976454584  Bank of America
6976930963  Bank of America
6983622959  Bank of America
6986020805  Bank of America
6990536903  Bank of America
6993544532  Bank of America
6994224621  Bank of America
6994587662  Bank of America

                                  EXHIBIT D-6A

                      LOAN GROUP 6A MORTGAGE LOAN SCHEDULE

                                     D-6A-1

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

122406884  Primary    SFR         360      357     80  6.625   2/1/2006  5/1/2006   1/1/2036    993.25  4/1/2006  155,120.00
122406908  Primary    PUD         360      357     80   6.25   2/1/2006  5/1/2006   1/1/2036  1,600.86  4/1/2006  260,000.00
122406951  Primary    PUD         360      357     80  6.375   2/1/2006  5/1/2006   1/1/2036  1,182.86  4/1/2006  189,600.00
122410565  Primary    SFR         360      357     80    6.5   2/1/2006  4/1/2006   1/1/2036  1,221.16  3/1/2006  193,200.00
121746593  Investor   SFR         360      355     75      7  12/1/2005  5/1/2006  11/1/2035    249.49  4/1/2006   37,500.00
122406859  Primary    SFR         360      357     80  6.375   2/1/2006  4/1/2006   1/1/2036  1,020.00  3/1/2006  192,000.00
122406889  Primary    SFR         360      357     80  6.625   2/1/2006  4/1/2006   1/1/2036    750.83  3/1/2006  136,000.00
122406890  Primary    SFR         360      357  78.97  6.375   2/1/2006  4/1/2006   1/1/2036  1,636.25  3/1/2006  308,000.00
122406898  Primary    SFR         360      357     80   6.75   2/1/2006  4/1/2006   1/1/2036       531  3/1/2006   94,400.00
122406912  Primary    SFR         360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036  2,041.26  3/1/2006  399,920.00
122406917  Primary    SFR         360      357  79.48   6.75   2/1/2006  4/1/2006   1/1/2036       693  3/1/2006  123,200.00
122406927  Primary    SFR         360      357  61.62   5.75   2/1/2006  4/1/2006   1/1/2036  1,677.08  3/1/2006  350,000.00
122406930  Primary    PUD         360      357     80  6.375   2/1/2006  5/1/2006   1/1/2036  1,105.00  4/1/2006  208,000.00
122406939  Primary    PUD         360      357  79.97    6.5   2/1/2006  4/1/2006   1/1/2036  2,180.21  3/1/2006  402,500.00
122406940  Primary    PUD         360      357     80   6.25   2/1/2006  5/1/2006   1/1/2036  1,333.33  4/1/2006  256,000.00
122406946  Primary    SFR         360      357     80    6.5   2/1/2006  4/1/2006   1/1/2036    866.67  3/1/2006  160,000.00
122406948  Primary    SFR         360      357     80      6   2/1/2006  4/1/2006   1/1/2036  1,799.60  3/1/2006  359,920.00
122406952  Investor   PUD         360      357  77.67   6.25   2/1/2006  4/1/2006   1/1/2036  1,213.54  3/1/2006  233,000.00
122575110  Primary    PUD         360      357  79.83  6.625   2/1/2006  5/1/2006   1/1/2036    793.34  4/1/2006  143,700.00
122406867  Primary    2-Family    360      355     90  5.875  12/1/2005  4/1/2006  11/1/2035  1,299.85  3/1/2006  265,500.00
122638257  Primary    SFR         360      356   70.8    6.5   1/1/2006  5/1/2006  12/1/2035  2,166.67  4/1/2006  400,000.00
122576595  Primary    SFR         360      359     80  6.375   4/1/2006  5/1/2006   3/1/2036    847.88  4/1/2006  159,600.00
122698890  Primary    SFR         360      359  64.87  5.875   4/1/2006  5/1/2006   3/1/2036  1,857.97  4/1/2006  379,500.00
122708242  Primary    Condo       360      359     80  5.875   4/1/2006  5/1/2006   3/1/2036  1,940.24  4/1/2006  328,000.00
122774943  Primary    SFR         360      359  66.62   6.25   4/1/2006  5/1/2006   3/1/2036  1,169.27  4/1/2006  224,500.00
122779484  Primary    SFR         360      359     50   6.25   4/1/2006  5/1/2006   3/1/2036  1,432.29  4/1/2006  275,000.00
122791460  Primary    3-Family    360      359     70   6.75   4/1/2006  4/1/2006   3/1/2036  2,520.00  4/1/2006  448,000.00
122792579  Primary    SFR         360      359     80  6.125   4/1/2006  4/1/2006   3/1/2036  1,531.25  4/1/2006  300,000.00
122809271  Primary    SFR         360      359  63.22  6.375   4/1/2006  4/1/2006   3/1/2036  1,029.39  4/1/2006  165,000.00
121777598  Primary    SFR         360      351     80      6   8/1/2005  5/1/2006   7/1/2035  1,678.74  4/1/2006  280,000.00
121674916  Secondary  SFR         360      352     95  7.125   9/1/2005  5/1/2006   8/1/2035    744.56  4/1/2006  125,400.00
121737974  Investor   4-Family    360      354     80      7  11/1/2005  5/1/2006  10/1/2035  2,286.20  4/1/2006  391,920.00
121988795  Primary    SFR         360      354     80    6.5  11/1/2005  5/1/2006  10/1/2035  1,061.67  4/1/2006  196,000.00
121746104  Primary    PUD         360      355     80  5.875  12/1/2005  5/1/2006  11/1/2035    979.17  4/1/2006  200,000.00
121746116  Secondary  PUD         360      355     80  6.375  12/1/2005  5/1/2006  11/1/2035  1,763.75  4/1/2006  332,000.00
121746136  Primary    PUD         360      355     80   6.75  12/1/2005  5/1/2006  11/1/2035  2,159.55  4/1/2006  383,920.00
121746144  Primary    Condo       360      355     80  6.875  12/1/2005  5/1/2006  11/1/2035  1,526.25  4/1/2006  266,400.00
121746150  Primary    PUD         360      355  79.98    6.5  12/1/2005  4/1/2006  11/1/2035    835.52  3/1/2006  154,250.00
122398423  Primary    SFR         360      356    80    7.25   1/1/2006  5/1/2006  12/1/2035       899  4/1/2006  148,800.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL     FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ----------  ---------  -------  -----  ------  ------  -----------  ----------

122406884  153,802.14  Purchase  Full           200,000.00   1/1/2016   11.625   2.25       2    2.25  12 MO LIBOR  12/16/2005
122406908  259,254.95  Purchase  Full           325,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   12/2/2005
122406951  189,070.37  Purchase  Full           239,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/21/2005
122410565  192,673.17  Purchase  Full           242,000.00   1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  12/29/2005
121746593   37,344.50  C/O Refi  Stated Income   50,000.00  11/1/2015       13   2.25       2    2.25  6 MO LIBOR    10/7/2005
122406859  191,974.00  Purchase  Full           254,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/28/2005
122406889  136,000.00  Purchase  Full           172,000.00   1/1/2016   11.625   2.25       2    2.25  12 MO LIBOR   12/5/2005
122406890  307,650.47  C/O Refi  Full           390,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/13/2005
122406898   94,400.00  Purchase  Full           121,000.00   1/1/2016    11.75   2.25       2    2.25  12 MO LIBOR  12/15/2005
122406912  399,920.00  Purchase  Full           500,500.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/15/2005
122406917  122,216.37  Purchase  Stated Income  162,000.00   1/1/2016    11.75   2.25       2    2.25  12 MO LIBOR  12/23/2005
122406927  350,000.00  Purchase  Stated Income  568,000.00   1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/22/2005
122406930  208,000.00  Purchase  Stated Income  260,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/27/2005
122406939  402,500.00  Purchase  Stated Income  503,500.00   1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  12/28/2005
122406940  256,000.00  Purchase  Full           320,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/19/2005
122406946  160,000.00  Purchase  Stated Income  205,000.00   1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  12/22/2005
122406948  359,718.60  Purchase  Stated Income  450,000.00   1/1/2016       11   2.25       2    2.25  12 MO LIBOR  12/21/2005
122406952  232,999.56  C/O Refi  Full           300,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/22/2005
122575110  143,700.00  Purchase  Stated Income  183,000.00   1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/22/2005
122406867  265,499.98  Purchase  Stated Income  300,000.00  11/1/2015   10.875   2.25       2    2.25  6 MO LIBOR    10/5/2005
122638257  400,000.00  Purchase  Stated Income  565,000.00  12/1/2015     12.5   2.75       1    2.75  6 MO LIBOR    8/19/2004
122576595  159,600.00  Purchase  Stated Income  211,100.00   3/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    2/6/2006
122698890  379,500.00  C/O Refi  NINA           585,000.00   3/1/2016   10.875   2.75       2    2.75  12 MO LIBOR   1/30/2006
122708242  327,665.59  C/O Refi  Full           410,000.00   3/1/2016   10.875   2.75       2    2.75  12 MO LIBOR   1/31/2006
122774943  224,500.00  C/O Refi  Stated Income  337,000.00   3/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/31/2006
122779484  275,000.00  C/O Refi  No Ratio       550,000.00   3/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    2/1/2006
122791460  448,000.00  C/O Refi  NINA           640,000.00   3/1/2016    11.75   2.75       2    2.75  12 MO LIBOR    2/3/2006
122792579  300,000.00  C/O Refi  Full           375,000.00   3/1/2016   11.125   2.75       2    2.75  12 MO LIBOR    2/2/2006
122809271  164,847.17  C/O Refi  Stated Income  261,000.00   3/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    2/2/2006
121777598  277,440.58  C/O Refi  NINA           350,000.00   7/1/2015       11   2.75       1    2.75  6 MO LIBOR    6/24/2005
121674916  125,400.00  Purchase  Full           132,000.00   8/1/2015   13.125   3.81       1    3.81  6 MO LIBOR    7/18/2005
121737974  390,623.15  Purchase  Stated Income  490,000.00  10/1/2015       13   2.25       2    2.25  6 MO LIBOR    9/26/2005
121988795  196,000.00  Purchase  Full           245,000.00  10/1/2015     12.5   2.75       1    2.75  6 MO LIBOR    9/12/2005
121746104  200,000.00  C/O Refi  Full           250,000.00  11/1/2015   11.875   2.25       2    2.25  6 MO LIBOR   10/13/2005
121746116  330,956.12  Purchase  Stated Income  420,000.00  11/1/2015   12.375   2.25       2    2.25  6 MO LIBOR   10/24/2005
121746136  383,920.00  Purchase  Stated Income  479,900.00  11/1/2015    12.75   2.25       2    2.25  6 MO LIBOR   10/17/2005
121746144  266,400.00  Purchase  Stated Income  340,000.00  11/1/2015   12.875   2.25       2    2.25  6 MO LIBOR   10/26/2005
121746150  154,250.00  Purchase  Full           195,000.00  11/1/2015     12.5   2.25       2    2.25  6 MO LIBOR   10/27/2005
122398423  148,795.96  C/O Refi  Full           186,000.00  12/1/2015    13.25   2.25       2    2.25  6 MO LIBOR   11/11/2005

LOANID     SERVICER
---------  --------

122406884  IndyMac
122406908  IndyMac
122406951  IndyMac
122410565  IndyMac
121746593  IndyMac
122406859  IndyMac
122406889  IndyMac
122406890  IndyMac
122406898  IndyMac
122406912  IndyMac
122406917  IndyMac
122406927  IndyMac
122406930  IndyMac
122406939  IndyMac
122406940  IndyMac
122406946  IndyMac
122406948  IndyMac
122406952  IndyMac
122575110  IndyMac
122406867  IndyMac
122638257  IndyMac
122576595  IndyMac
122698890  IndyMac
122708242  IndyMac
122774943  IndyMac
122779484  IndyMac
122791460  IndyMac
122792579  IndyMac
122809271  IndyMac
121777598  IndyMac
121674916  IndyMac
121737974  IndyMac
121988795  IndyMac
121746104  IndyMac
121746116  IndyMac
121746136  IndyMac
121746144  IndyMac
121746150  IndyMac
122398423  IndyMac

LOANID     OCC       PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE      OBAL
---------  --------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  ----------  ----------

122449132  Primary   SFR         360      356  56.17      6  1/1/2006  5/1/2006  12/1/2035  2,020.49    4/1/2006  337,000.00
122049723  Primary   PUD         360      357     80   6.75  2/1/2006  5/1/2006   1/1/2036  1,629.27    4/1/2006  289,648.00
122113124  Primary   PUD         360      357     80  7.375  2/1/2006  6/1/2006   1/1/2036  1,475.00    5/1/2006  240,000.00
122180879  Investor  SFR         360      357  61.23  6.125  2/1/2006  5/1/2006   1/1/2036  1,078.26    4/1/2006  211,250.00
122223245  Primary   SFR         360      357     75   6.25  2/1/2006  5/1/2006   1/1/2036  1,519.53    4/1/2006  291,750.00
122244725  Primary   3-Family    360      357     75  6.125  2/1/2006  4/1/2006   1/1/2036  2,660.50    3/1/2006  521,240.00
122316492  Primary   PUD         360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036  1,362.50    3/1/2006  261,600.00
122350018  Primary   SFR         360      357     80    6.5  2/1/2006  5/1/2006   1/1/2036    816.83    4/1/2006  150,800.00
122379260  Primary   SFR         360      357     80    7.5  2/1/2006  5/1/2006   1/1/2036  1,800.00    4/1/2006  288,000.00
122428643  Primary   SFR         360      357   77.5  6.125  2/1/2006  4/1/2006   1/1/2036  2,260.31    3/1/2006  372,000.00
122438030  Primary   SFR         360      357     80  6.375  2/1/2006  5/1/2006   1/1/2036  1,396.13    4/1/2006  262,800.00
122438271  Primary   PUD         360      357     80  7.375  2/1/2006  4/1/2006   1/1/2036  1,504.50    3/1/2006  244,800.00
122453173  Primary   PUD         360      357  50.36  6.125  2/1/2006  5/1/2006   1/1/2036  1,219.90    4/1/2006  239,000.00
122465877  Primary   SFR         360      357     80  7.125  2/1/2006  5/1/2006   1/1/2036  1,363.25    4/1/2006  229,600.00
122472397  Primary   Condo       360      357  47.37      6  2/1/2006  5/1/2006   1/1/2036  1,575.00    4/1/2006  315,000.00
122475502  Primary   Condo       360      357     80  6.625  2/1/2006  5/1/2006   1/1/2036  1,612.08    4/1/2006  292,000.00
122480279  Primary   Condo       360      357     80  6.625  2/1/2006  5/1/2006   1/1/2036    817.08    4/1/2006  148,000.00
122482961  Primary   SFR         360      357  40.91   6.25  2/1/2006  5/1/2006   1/1/2036     937.5    4/1/2006  180,000.00
122483376  Primary   Condo       360      357     70  6.625  2/1/2006  5/1/2006   1/1/2036  1,638.58    4/1/2006  296,800.00
122487419  Primary   PUD         360      357     80  6.875  2/1/2006  5/1/2006   1/1/2036  1,331.33    4/1/2006  232,377.00
122490086  Primary   SFR         360      357  55.86   6.75  2/1/2006  4/1/2006   1/1/2036  1,743.75    3/1/2006  310,000.00
122490583  Primary   SFR         360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036  1,806.25    3/1/2006  340,000.00
122494500  Primary   PUD         360      357  68.67  6.875  2/1/2006  5/1/2006   1/1/2036  1,180.21    4/1/2006  206,000.00
122501198  Investor  2-Family    360      357  64.71    6.5  2/1/2006  4/1/2006   1/1/2036  1,191.67    3/1/2006  220,000.00
122508640  Primary   SFR         360      357  56.52   6.25  2/1/2006  5/1/2006   1/1/2036    677.08    4/1/2006  130,000.00
122509176  Primary   SFR         360      357  59.09  6.125  2/1/2006  4/1/2006   1/1/2036  2,369.68    3/1/2006  390,000.00
122513108  Primary   2-Family    360      357  57.53   6.75  2/1/2006  5/1/2006   1/1/2036  2,362.50    4/1/2006  420,000.00
122514613  Investor  SFR         360      357  64.93  6.125  2/1/2006  4/1/2006   1/1/2036    317.48    3/1/2006   62,200.00
122514620  Investor  SFR         360      357  64.95      6  2/1/2006  4/1/2006   1/1/2036     446.5    3/1/2006   89,300.00
122514785  Investor  Condo       360      357  46.95  6.625  2/1/2006  5/1/2006   1/1/2036    320.16    4/1/2006   50,000.00
122514956  Primary   SFR         360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036    648.82    3/1/2006  104,000.00
122517180  Primary   Condo       360      357     80    7.5  2/1/2006  5/1/2006   1/1/2036  1,175.00    4/1/2006  188,000.00
122519712  Primary   Condo       360      357     80   7.25  2/1/2006  4/1/2006   1/1/2036  1,126.12    3/1/2006  186,392.00
122520422  Primary   Condo       360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036       858    3/1/2006  158,400.00
122530585  Primary   Condo       360      357     80    7.5  2/1/2006  4/1/2006   1/1/2036  2,560.00    3/1/2006  409,600.00
122535322  Investor  SFR         360      357     80      7  2/1/2006  5/1/2006   1/1/2036    702.56    4/1/2006  105,600.00
122535611  Investor  SFR         360      357     80      7  2/1/2006  5/1/2006   1/1/2036    755.78    4/1/2006  113,600.00
122535855  Investor  PUD         360      357     80      7  2/1/2006  5/1/2006   1/1/2036    718.53    4/1/2006  108,000.00
122538138  Primary   PUD         360      357     80  6.625  2/1/2006  4/1/2006   1/1/2036  2,782.50    3/1/2006  504,000.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

122449132  335,579.71  C/O Refi  No Doc           600,000.00  12/1/2015       11   2.75       2    2.75  12 MO LIBOR  11/28/2005
122049723  289,648.00  Purchase  Stated Income    362,500.00   1/1/2016    12.75   2.75       1    2.75   6 MO LIBOR  12/19/2005
122113124  240,000.00  Purchase  Stated Income    300,000.00   1/1/2016   13.375   2.75       1    2.75   6 MO LIBOR  12/23/2005
122180879  211,037.11  C/O Refi  Stated Income    345,000.00   1/1/2016   12.125   2.75       1    2.75   6 MO LIBOR  12/19/2005
122223245  291,469.53  C/O Refi  Stated Income    389,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/20/2005
122244725  521,240.00  C/O Refi  Stated Income    695,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/23/2005
122316492  261,600.00  C/O Refi  Full             327,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/15/2005
122350018  150,650.00  Purchase  Full             192,000.00   1/1/2016     12.5   2.75       1    2.75   6 MO LIBOR  12/30/2005
122379260  288,000.00  Purchase  Stated Income    360,000.00   1/1/2016     13.5   2.75       1    2.75   6 MO LIBOR  12/27/2005
122428643  362,888.19  R/T Refi  Stated Income    480,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/16/2005
122438030  262,800.00  R/T Refi  Stated Income    328,500.00   1/1/2016   12.375   2.75       1    2.75   6 MO LIBOR  12/12/2005
122438271  244,800.00  Purchase  Stated Income    306,000.00   1/1/2016   13.375   2.75       1    2.75   6 MO LIBOR  12/29/2005
122453173  239,000.00  Purchase  No Doc           477,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   12/1/2005
122465877  229,570.00  Purchase  Stated Income    290,000.00   1/1/2016   13.125   2.75       1    2.75   6 MO LIBOR    1/3/2006
122472397  315,000.00  Purchase  No Doc           665,000.00   1/1/2016       11   2.75       2    2.75  12 MO LIBOR   12/5/2005
122475502  292,000.00  Purchase  Stated Income    365,000.00   1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   12/9/2005
122480279  148,000.00  Purchase  Stated Income    185,000.00   1/1/2016   12.625   2.75       1    2.75   6 MO LIBOR  12/20/2005
122482961  179,609.05  C/O Refi  Stated Income    440,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/14/2005
122483376  296,800.00  C/O Refi  No Ratio         424,000.00   1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/13/2005
122487419  232,377.00  Purchase  Stated Income    298,000.00   1/1/2016   12.875   2.75       1    2.75   6 MO LIBOR  12/27/2005
122490086  309,887.18  C/O Refi  No Doc           555,000.00   1/1/2016    12.75   2.75       1    2.75   6 MO LIBOR  12/30/2005
122490583  340,000.00  C/O Refi  Stated Income    425,000.00   1/1/2016   12.375   2.75       1    2.75   6 MO LIBOR  12/15/2005
122494500  206,000.00  C/O Refi  No Ratio         300,000.00   1/1/2016   12.875   2.75       1    2.75   6 MO LIBOR  12/19/2005
122501198  220,000.00  C/O Refi  No Doc           340,000.00   1/1/2016     12.5   2.75       1    2.75   6 MO LIBOR  12/22/2005
122508640  129,999.99  Purchase  No Doc           230,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/21/2005
122509176  388,223.49  C/O Refi  No Doc           660,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/12/2005
122513108  414,500.00  C/O Refi  NINA             730,000.00   1/1/2016    12.75   2.75       1    2.75   6 MO LIBOR  12/12/2005
122514613   62,200.00  Purchase  No Ratio          96,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/21/2005
122514620   89,300.00  Purchase  No Ratio         138,000.00   1/1/2016       11   2.75       2    2.75  12 MO LIBOR  12/21/2005
122514785   49,866.91  Purchase  No Doc         1,220,000.00   1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/23/2005
122514956  103,709.50  C/O Refi  Stated Income    130,000.00   1/1/2016   12.375   2.75       1    2.75   6 MO LIBOR  12/31/2005
122517180  187,700.00  Purchase  Stated Income    245,000.00   1/1/2016     13.5   2.75       1    2.75   6 MO LIBOR  12/29/2005
122519712  186,392.00  Purchase  Full             233,000.00   1/1/2016    13.25   2.75       1    2.75   6 MO LIBOR   12/7/2005
122520422  158,400.00  Purchase  Full             198,000.00   1/1/2016     11.5   2.75       2    2.75  12 MO LIBOR  12/30/2005
122530585  409,600.00  Purchase  Stated Income    520,000.00   1/1/2016     12.5   2.75       2    2.75  12 MO LIBOR  12/21/2005
122535322  105,338.81  Purchase  Stated Income    140,000.00   1/1/2016       13   2.75       1    2.75   6 MO LIBOR   12/5/2005
122535611  113,319.03  Purchase  Stated Income    145,000.00   1/1/2016       13   2.75       1    2.75   6 MO LIBOR   12/7/2005
122535855  107,732.85  Purchase  Stated Income    140,000.00   1/1/2016       13   2.75       1    2.75   6 MO LIBOR  12/12/2005
122538138  503,962.71  Purchase  Stated Income    630,000.00   1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/22/2005

LOANID     SERVICER
---------  --------

122449132  IndyMac
122049723  IndyMac
122113124  IndyMac
122180879  IndyMac
122223245  IndyMac
122244725  IndyMac
122316492  IndyMac
122350018  IndyMac
122379260  IndyMac
122428643  IndyMac
122438030  IndyMac
122438271  IndyMac
122453173  IndyMac
122465877  IndyMac
122472397  IndyMac
122475502  IndyMac
122480279  IndyMac
122482961  IndyMac
122483376  IndyMac
122487419  IndyMac
122490086  IndyMac
122490583  IndyMac
122494500  IndyMac
122501198  IndyMac
122508640  IndyMac
122509176  IndyMac
122513108  IndyMac
122514613  IndyMac
122514620  IndyMac
122514785  IndyMac
122514956  IndyMac
122517180  IndyMac
122519712  IndyMac
122520422  IndyMac
122530585  IndyMac
122535322  IndyMac
122535611  IndyMac
122535855  IndyMac
122538138  IndyMac

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------

122565173  Primary    Condo       360      357     80  6.875  2/1/2006  5/1/2006   1/1/2036    870.83  4/1/2006  152,000.00
122569954  Primary    SFR         360      357     80  6.375  2/1/2006  5/1/2006   1/1/2036  1,644.75  4/1/2006  309,600.00
122571106  Primary    SFR         360      357     80   6.75  2/1/2006  5/1/2006   1/1/2036  1,507.50  4/1/2006  268,000.00
122580193  Primary    PUD         360      357  79.57   6.75  2/1/2006  5/1/2006   1/1/2036     670.5  4/1/2006  119,200.00
122580587  Primary    PUD         360      357     80   6.25  2/1/2006  5/1/2006   1/1/2036  1,062.50  4/1/2006  204,000.00
122581192  Primary    PUD         360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036  1,449.87  3/1/2006  232,400.00
122582299  Primary    SFR         360      357     80   7.75  2/1/2006  5/1/2006   1/1/2036    506.33  4/1/2006   78,400.00
122594919  Investor   SFR         360      357  40.78   6.25  2/1/2006  5/1/2006   1/1/2036  2,462.87  4/1/2006  400,000.00
122596637  Primary    SFR         360      357     80  6.625  2/1/2006  5/1/2006   1/1/2036  1,899.17  4/1/2006  344,000.00
122603486  Primary    PUD         360      357  66.97  6.375  2/1/2006  4/1/2006   1/1/2036  1,593.75  3/1/2006  300,000.00
122644257  Secondary  SFR         360      357     80    6.5  2/1/2006  5/1/2006   1/1/2036  1,482.00  4/1/2006  273,600.00
122670260  Primary    PUD         360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036  2,058.33  3/1/2006  380,000.00
122303290  Primary    PUD         360      358  69.89  6.375  3/1/2006  4/1/2006   2/1/2036  2,071.88  3/1/2006  390,000.00
122444330  Primary    SFR         360      358     75  6.625  3/1/2006  4/1/2006   2/1/2036  1,428.52  3/1/2006  258,750.00
122493138  Investor   Condo       360      358  64.61  6.625  3/1/2006  5/1/2006   2/1/2036    855.73  4/1/2006  155,000.00
122496245  Investor   PUD         360      358  78.62  6.625  3/1/2006  5/1/2006   2/1/2036    690.05  4/1/2006  124,990.00
122498945  Primary    SFR         360      358     80  6.625  3/1/2006  5/1/2006   2/1/2036  1,656.25  4/1/2006  300,000.00
122514584  Investor   SFR         360      358  64.94      6  3/1/2006  4/1/2006   2/1/2036       440  3/1/2006   88,000.00
122514617  Investor   SFR         360      358     65      6  3/1/2006  4/1/2006   2/1/2036       546  3/1/2006  109,200.00
122535036  Primary    SFR         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  2,062.50  3/1/2006  360,000.00
122545528  Primary    SFR         360      358     80      7  3/1/2006  4/1/2006   2/1/2036  1,134.00  3/1/2006  194,400.00
122555946  Primary    Condo       360      358     80  6.875  3/1/2006  5/1/2006   2/1/2036  2,181.67  4/1/2006  380,800.00
122556400  Investor   SFR         360      358  58.76   6.25  3/1/2006  5/1/2006   2/1/2036  1,484.38  4/1/2006  285,000.00
122565513  Primary    SFR         360      358  56.67   6.25  3/1/2006  4/1/2006   2/1/2036  1,682.29  3/1/2006  323,000.00
122566265  Secondary  SFR         360      358  62.39  6.125  3/1/2006  5/1/2006   2/1/2036  1,863.02  4/1/2006  365,000.00
122580783  Primary    Condo       360      358  67.05    6.5  3/1/2006  4/1/2006   2/1/2036  1,864.60  3/1/2006  295,000.00
122587563  Primary    Condo       360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036    679.17  3/1/2006  130,400.00
122618758  Primary    SFR         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  2,075.90  3/1/2006  316,000.00
122631126  Primary    SFR         360      358     80  6.375  3/1/2006  5/1/2006   2/1/2036  1,763.75  4/1/2006  332,000.00
122643765  Primary    3-Family    360      358  46.74  6.125  3/1/2006  5/1/2006   2/1/2036  1,646.09  4/1/2006  322,500.00
122645677  Primary    SFR         360      358     80  6.625  3/1/2006  5/1/2006   2/1/2036    684.58  4/1/2006  124,000.00
122649236  Investor   SFR         360      358  56.25   6.25  3/1/2006  5/1/2006   2/1/2036  1,171.88  4/1/2006  225,000.00
122658002  Secondary  SFR         360      358     70      6  3/1/2006  5/1/2006   2/1/2036     717.5  4/1/2006  143,500.00
122682058  Primary    SFR         360      358     80   6.75  3/1/2006  5/1/2006   2/1/2036  2,023.63  4/1/2006  312,000.00
122707812  Primary    PUD         360      358  42.65    5.5  3/1/2006  5/1/2006   2/1/2036    664.58  4/1/2006  145,000.00
122733545  Primary    SFR         360      358     75   6.75  3/1/2006  5/1/2006   2/1/2036  2,109.38  4/1/2006  375,000.00
122735234  Investor   Condo       360      358     65   6.25  3/1/2006  5/1/2006   2/1/2036    761.72  4/1/2006  146,250.00
122737528  Investor   Condo       360      358     65   6.25  3/1/2006  5/1/2006   2/1/2036    761.72  4/1/2006  146,250.00
122737568  Investor   Condo       360      358     65   6.25  3/1/2006  5/1/2006   2/1/2036    761.72  4/1/2006  146,250.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL     FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ----------  --------  -------  -----  ------  ------  -----------  ----------

122565173  151,900.00  Purchase  Stated Income  210,000.00  1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR   12/22/2005
122569954  309,600.00  Purchase  Stated Income  390,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/30/2005
122571106  267,976.26  Purchase  Stated Income  335,000.00  1/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  12/30/2005
122580193  119,200.00  Purchase  Stated Income  150,000.00  1/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  12/16/2005
122580587  204,000.00  Purchase  Full           262,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/30/2005
122581192  231,750.83  Purchase  Stated Income  290,500.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/30/2005
122582299   78,400.00  Purchase  Stated Income   98,000.00  1/1/2016    13.75   2.75       1    2.75  6 MO LIBOR   12/15/2005
122594919  398,855.45  Purchase  No Doc         980,875.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/27/2005
122596637  344,000.00  C/O Refi  Stated Income  430,000.00  1/1/2016   12.625   2.75       1    2.75  6 MO LIBOR   12/28/2005
122603486  300,000.00  Purchase  Stated Income  450,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/23/2005
122644257  273,600.00  Purchase  No Ratio       345,000.00  1/1/2016     12.5   2.25       2    2.25  6 MO LIBOR    12/6/2005
122670260  380,000.00  Purchase  Stated Income  475,000.00  1/1/2016     12.5   2.25       2    2.25  6 MO LIBOR   12/13/2005
122303290  390,000.00  C/O Refi  Stated Income  558,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/11/2006
122444330  258,750.00  C/O Refi  Stated Income  345,000.00  2/1/2016   12.625   2.75       1    2.75  6 MO LIBOR     1/5/2006
122493138  155,000.00  Purchase  No Doc         325,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/17/2006
122496245  124,990.00  Purchase  Stated Income  162,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/19/2006
122498945  300,000.00  C/O Refi  Full           375,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR    1/5/2006
122514584   88,000.00  Purchase  No Ratio       136,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR    1/9/2006
122514617  109,200.00  Purchase  No Ratio       170,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/12/2006
122535036  359,999.35  Purchase  Stated Income  450,000.00  2/1/2016   12.875   2.75       1    2.75  6 MO LIBOR    1/17/2006
122545528  194,400.00  R/T Refi  Full           243,000.00  2/1/2016       13   2.75       1    2.75  6 MO LIBOR     1/4/2006
122555946  380,800.00  Purchase  Stated Income  476,000.00  2/1/2016   12.875   2.75       1    2.75  6 MO LIBOR     1/4/2006
122556400  284,968.67  Purchase  Full           485,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/11/2006
122565513  323,000.00  C/O Refi  Full           570,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/29/2005
122566265  365,000.00  Purchase  Stated Income  585,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/11/2006
122580783  294,465.19  C/O Refi  Stated Income  440,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR   1/12/2006
122587563  130,400.00  C/O Refi  Stated Income  163,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/13/2006
122618758  315,467.52  C/O Refi  Full           395,000.00  2/1/2016   11.875   2.75       2    2.75  12 MO LIBOR   1/25/2006
122631126  332,000.00  Purchase  Stated Income  415,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/27/2006
122643765  322,500.00  C/O Refi  No Doc         690,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/10/2006
122645677  124,000.00  C/O Refi  Stated Income  155,000.00  2/1/2016   12.625   2.75       1    2.75  6 MO LIBOR    1/25/2006
122649236  224,442.05  C/O Refi  Stated Income  400,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/3/2006
122658002  143,500.00  Purchase  Stated Income  212,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/18/2006
122682058  311,410.95  Purchase  Stated Income  398,000.00  2/1/2016    12.75   2.75       1    2.75  6 MO LIBOR    1/30/2006
122707812  145,000.00  C/O Refi  Full           340,000.00  2/1/2016     11.5   2.75       1    2.75  6 MO LIBOR    1/23/2006
122733545  375,000.00  C/O Refi  NINA           500,000.00  2/1/2016    11.75   2.75       2    2.75  12 MO LIBOR   1/25/2006
122735234  146,250.00  C/O Refi  No Ratio       225,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/16/2006
122737528  146,250.00  C/O Refi  No Ratio       225,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/16/2006
122737568  146,250.00  C/O Refi  No Ratio       225,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/16/2006

LOANID     SERVICER
---------  --------

122565173  IndyMac
122569954  IndyMac
122571106  IndyMac
122580193  IndyMac
122580587  IndyMac
122581192  IndyMac
122582299  IndyMac
122594919  IndyMac
122596637  IndyMac
122603486  IndyMac
122644257  IndyMac
122670260  IndyMac
122303290  IndyMac
122444330  IndyMac
122493138  IndyMac
122496245  IndyMac
122498945  IndyMac
122514584  IndyMac
122514617  IndyMac
122535036  IndyMac
122545528  IndyMac
122555946  IndyMac
122556400  IndyMac
122565513  IndyMac
122566265  IndyMac
122580783  IndyMac
122587563  IndyMac
122618758  IndyMac
122631126  IndyMac
122643765  IndyMac
122645677  IndyMac
122649236  IndyMac
122658002  IndyMac
122682058  IndyMac
122707812  IndyMac
122733545  IndyMac
122735234  IndyMac
122737528  IndyMac
122737568  IndyMac

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

122737591  Investor   Condo       360      358     65   6.25   3/1/2006  5/1/2006   2/1/2036    761.72  4/1/2006  146,250.00
122737607  Investor   Condo       360      358     65   6.25   3/1/2006  5/1/2006   2/1/2036    761.72  4/1/2006  146,250.00
122747931  Primary    Condo       360      358     80  6.875   3/1/2006  5/1/2006   2/1/2036  1,705.39  4/1/2006  259,600.00
121737825  Primary    Condo       360      354     80   5.75  11/1/2005  4/1/2006  10/1/2035  1,422.17  3/1/2006  296,800.00
121738001  Primary    SFR         360      354  68.24  5.625  11/1/2005  5/1/2006  10/1/2035  1,685.86  4/1/2006  359,650.00
121737914  Primary    SFR         360      355  59.45   5.75  12/1/2005  5/1/2006  11/1/2035  1,566.88  4/1/2006  327,000.00
121746079  Primary    Condo       360      355     80  5.625  12/1/2005  4/1/2006  11/1/2035  1,222.50  3/1/2006  260,800.00
122083925  Primary    PUD         360      357  79.98  6.375   2/1/2006  4/1/2006   1/1/2036  2,125.00  3/1/2006  400,000.00
122139945  Primary    SFR         360      357  78.54   6.25   2/1/2006  4/1/2006   1/1/2036  1,791.67  3/1/2006  344,000.00
122269585  Primary    PUD         360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036  1,835.58  3/1/2006  320,392.00
122279705  Primary    SFR         360      357  59.13   6.25   2/1/2006  4/1/2006   1/1/2036  1,770.83  3/1/2006  340,000.00
122299579  Primary    SFR         360      357     80  6.375   2/1/2006  5/1/2006   1/1/2036     892.5  4/1/2006  168,000.00
122311809  Primary    2-Family    360      357  51.74      6   2/1/2006  4/1/2006   1/1/2036  2,225.00  3/1/2006  445,000.00
122314668  Investor   SFR         360      357  63.64      6   2/1/2006  4/1/2006   1/1/2036  1,400.00  3/1/2006  280,000.00
122318112  Primary    SFR         360      357     80   6.75   2/1/2006  4/1/2006   1/1/2036       900  3/1/2006  160,000.00
122355593  Primary    SFR         360      357     80   6.75   2/1/2006  4/1/2006   1/1/2036  1,579.50  3/1/2006  280,800.00
122370935  Primary    SFR         360      357     80  6.375   2/1/2006  4/1/2006   1/1/2036  2,039.58  3/1/2006  383,920.00
122380294  Primary    SFR         360      357  46.47  6.125   2/1/2006  5/1/2006   1/1/2036  1,209.69  4/1/2006  237,000.00
122392337  Investor   SFR         360      357  60.29   6.25   2/1/2006  4/1/2006   1/1/2036  1,510.42  3/1/2006  290,000.00
122406919  Primary    Condo       360      357     80  6.375   2/1/2006  5/1/2006   1/1/2036  1,326.00  4/1/2006  249,600.00
122406921  Primary    Condo       360      357     80    6.5   2/1/2006  5/1/2006   1/1/2036    788.23  4/1/2006  145,520.00
122406928  Primary    Condo       360      357     80  6.625   2/1/2006  5/1/2006   1/1/2036  1,762.25  4/1/2006  319,200.00
122406936  Primary    SFR         360      357     80    6.5   2/1/2006  5/1/2006   1/1/2036  1,191.67  4/1/2006  220,000.00
122406960  Investor   PUD         360      357  56.82  6.375   2/1/2006  5/1/2006   1/1/2036    664.06  4/1/2006  125,000.00
122452685  Primary    Condo       360      357     80   6.75   2/1/2006  4/1/2006   1/1/2036  2,182.50  3/1/2006  388,000.00
122461515  Primary    SFR         360      357     80   6.25   2/1/2006  4/1/2006   1/1/2036  1,729.17  3/1/2006  332,000.00
122461737  Primary    SFR         360      357   73.9   6.25   2/1/2006  4/1/2006   1/1/2036  1,135.42  3/1/2006  218,000.00
122466320  Primary    PUD         360      357     80  6.375   2/1/2006  4/1/2006   1/1/2036  2,090.96  3/1/2006  393,592.00
122476897  Primary    3-Family    360      357  55.86  6.125   2/1/2006  4/1/2006   1/1/2036  2,067.19  3/1/2006  405,000.00
122478482  Primary    Condo       360      357     80  6.625   2/1/2006  4/1/2006   1/1/2036  1,320.58  3/1/2006  239,200.00
122483670  Investor   2-Family    360      357  56.67  6.375   2/1/2006  4/1/2006   1/1/2036  1,806.25  3/1/2006  340,000.00
122483823  Investor   SFR         360      357  50.79  6.125   2/1/2006  4/1/2006   1/1/2036    816.67  3/1/2006  160,000.00
122483994  Investor   SFR         360      357  47.62  6.125   2/1/2006  4/1/2006   1/1/2036    765.63  3/1/2006  150,000.00
122484156  Investor   SFR         360      357  57.14  6.125   2/1/2006  4/1/2006   1/1/2036  2,041.67  3/1/2006  400,000.00
122485766  Secondary  SFR         360      357  75.75  6.625   2/1/2006  4/1/2006   1/1/2036  1,476.08  3/1/2006  267,366.00
122486964  Investor   2-Family    360      357     65  6.125   2/1/2006  4/1/2006   1/1/2036  1,632.31  3/1/2006  319,800.00
122492125  Primary    PUD         360      357     80  6.625   2/1/2006  4/1/2006   1/1/2036  1,744.58  3/1/2006  316,000.00
122496663  Primary    SFR         360      357  45.15      6   2/1/2006  4/1/2006   1/1/2036  1,210.00  3/1/2006  242,000.00
122498222  Primary    SFR         360      357  30.77  6.125   2/1/2006  4/1/2006   1/1/2036  1,020.83  3/1/2006  200,000.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL     FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ----------  ---------  -------  -----  ------  ------  -----------  ----------

122737591  146,250.00  C/O Refi  No Ratio       225,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/17/2006
122737607  146,250.00  C/O Refi  No Ratio       225,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/16/2006
122747931  259,162.55  Purchase  Stated Income  325,000.00   2/1/2016   12.875   2.75       1    2.75  6 MO LIBOR    1/14/2006
121737825  296,800.00  Purchase  Full           371,000.00  10/1/2015    10.75   2.25       2    2.25  12 MO LIBOR   9/21/2005
121738001  359,650.00  C/O Refi  Stated Income  527,000.00  10/1/2015   10.625   2.25       2    2.25  12 MO LIBOR   9/28/2005
121737914  327,000.00  C/O Refi  Stated Income  550,000.00  11/1/2015    10.75   2.25       2    2.25  12 MO LIBOR   10/3/2005
121746079  260,800.00  Purchase  Full           330,000.00  11/1/2015   10.625   2.25       2    2.25  12 MO LIBOR   10/6/2005
122083925  400,000.00  Purchase  Stated Income  502,500.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/20/2005
122139945  344,000.00  C/O Refi  Stated Income  438,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/19/2005
122269585  320,392.00  Purchase  Stated Income  406,000.00   1/1/2016   11.875   2.75       2    2.75  12 MO LIBOR  12/15/2005
122279705  340,000.00  C/O Refi  No Doc         575,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/16/2005
122299579  168,000.00  C/O Refi  NINA           210,000.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/22/2005
122311809  445,000.00  Purchase  No Ratio       860,000.00   1/1/2016       11   2.75       2    2.75  12 MO LIBOR  12/21/2005
122314668  280,000.00  C/O Refi  No Doc         440,000.00   1/1/2016       11   2.75       2    2.75  12 MO LIBOR   12/5/2005
122318112  160,000.00  R/T Refi  Stated Income  200,000.00   1/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  12/13/2005
122355593  280,800.00  Purchase  Stated Income  351,000.00   1/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  12/19/2005
122370935  383,920.00  Purchase  Stated Income  488,000.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/21/2005
122380294  237,000.00  R/T Refi  Stated Income  510,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/21/2005
122392337  290,000.00  C/O Refi  No Ratio       481,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/28/2005
122406919  249,600.00  Purchase  Full           312,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/19/2005
122406921  145,520.00  Purchase  Full           182,000.00   1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  11/30/2005
122406928  319,200.00  Purchase  Stated Income  399,000.00   1/1/2016   11.625   2.25       2    2.25  12 MO LIBOR   12/2/2005
122406936  220,000.00  C/O Refi  Full           275,000.00   1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  12/16/2005
122406960  125,000.00  C/O Refi  Full           220,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/21/2005
122452685  387,799.94  Purchase  Stated Income  485,000.00   1/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  12/15/2005
122461515  332,000.00  Purchase  Stated Income  416,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/14/2005
122461737  218,000.00  C/O Refi  Stated Income  295,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/19/2005
122466320  393,592.00  Purchase  Full           494,000.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   12/9/2005
122476897  405,000.00  C/O Refi  Stated Income  725,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/28/2005
122478482  239,133.97  Purchase  Stated Income  299,000.00   1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/12/2005
122483670  340,000.00  C/O Refi  No Doc         600,000.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/19/2005
122483823  160,000.00  R/T Refi  No Ratio       315,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/29/2005
122483994  150,000.00  C/O Refi  No Ratio       315,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/29/2005
122484156  400,000.00  R/T Refi  No Ratio       700,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/29/2005
122485766  267,366.00  Purchase  No Ratio       360,000.00   1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/14/2005
122486964  319,800.00  C/O Refi  Stated Income  492,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/14/2005
122492125  315,800.00  Purchase  Stated Income  400,000.00   1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/15/2005
122496663  242,000.00  C/O Refi  Full           536,000.00   1/1/2016       11   2.75       2    2.75  12 MO LIBOR  12/20/2005
122498222  199,713.51  C/O Refi  No Doc         650,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/19/2005

LOANID     SERVICER
---------  --------

122737591  IndyMac
122737607  IndyMac
122747931  IndyMac
121737825  IndyMac
121738001  IndyMac
121737914  IndyMac
121746079  IndyMac
122083925  IndyMac
122139945  IndyMac
122269585  IndyMac
122279705  IndyMac
122299579  IndyMac
122311809  IndyMac
122314668  IndyMac
122318112  IndyMac
122355593  IndyMac
122370935  IndyMac
122380294  IndyMac
122392337  IndyMac
122406919  IndyMac
122406921  IndyMac
122406928  IndyMac
122406936  IndyMac
122406960  IndyMac
122452685  IndyMac
122461515  IndyMac
122461737  IndyMac
122466320  IndyMac
122476897  IndyMac
122478482  IndyMac
122483670  IndyMac
122483823  IndyMac
122483994  IndyMac
122484156  IndyMac
122485766  IndyMac
122486964  IndyMac
122492125  IndyMac
122496663  IndyMac
122498222  IndyMac

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------

122499433  Primary    PUD         360      357  64.86  6.125  2/1/2006  4/1/2006   1/1/2036  1,082.34  3/1/2006  212,051.00
122503985  Investor   PUD         360      357     65      6  2/1/2006  5/1/2006   1/1/2036    888.88  4/1/2006  177,775.00
122505768  Investor   SFR         360      357  50.22      6  2/1/2006  5/1/2006   1/1/2036  1,120.00  4/1/2006  224,000.00
122509492  Primary    SFR         360      357  85.18   6.25  2/1/2006  4/1/2006   1/1/2036  1,774.48  3/1/2006  340,700.00
122512101  Investor   SFR         360      357  63.18  5.875  2/1/2006  4/1/2006   1/1/2036  1,701.30  3/1/2006  347,500.00
122514919  Primary    SFR         360      357     80   6.75  2/1/2006  5/1/2006   1/1/2036  1,899.00  4/1/2006  337,600.00
122516656  Investor   SFR         360      357  64.94  6.125  2/1/2006  4/1/2006   1/1/2036  1,276.04  3/1/2006  250,000.00
122519456  Primary    Condo       360      357  64.95      6  2/1/2006  4/1/2006   1/1/2036  2,070.00  3/1/2006  414,000.00
122521982  Investor   PUD         360      357  55.33  6.125  2/1/2006  4/1/2006   1/1/2036  1,835.71  3/1/2006  359,650.00
122522217  Investor   SFR         360      357  34.78  6.625  2/1/2006  4/1/2006   1/1/2036  1,104.17  3/1/2006  200,000.00
122522363  Primary    Condo       360      357  27.12   6.25  2/1/2006  4/1/2006   1/1/2036    833.33  3/1/2006  160,000.00
122522458  Primary    Condo       360      357     65      6  2/1/2006  4/1/2006   1/1/2036  1,462.50  3/1/2006  292,500.00
122524138  Primary    SFR         360      357  45.26  5.875  2/1/2006  5/1/2006   1/1/2036  1,263.13  4/1/2006  258,000.00
122525888  Primary    SFR         360      357     80      6  2/1/2006  4/1/2006   1/1/2036     895.6  3/1/2006  179,120.00
122528320  Primary    SFR         360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036  2,253.33  3/1/2006  416,000.00
122529117  Primary    PUD         360      357     80   6.75  2/1/2006  4/1/2006   1/1/2036  2,229.75  3/1/2006  396,400.00
122529586  Primary    SFR         360      357  49.27  6.125  2/1/2006  4/1/2006   1/1/2036  1,835.71  3/1/2006  359,650.00
122531897  Investor   SFR         360      357  50.19  6.125  2/1/2006  4/1/2006   1/1/2036  1,383.23  3/1/2006  271,000.00
122565926  Investor   Condo       360      357     80    7.5  2/1/2006  5/1/2006   1/1/2036  2,050.00  4/1/2006  328,000.00
122566667  Primary    Condo       360      357     65  6.125  2/1/2006  4/1/2006   1/1/2036  1,940.86  3/1/2006  380,250.00
122573683  Primary    SFR         360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036    985.42  3/1/2006  172,000.00
122574817  Primary    2-Family    360      357     80   6.25  2/1/2006  5/1/2006   1/1/2036  2,062.50  4/1/2006  396,000.00
122585289  Primary    Condo       360      357     80   6.75  2/1/2006  4/1/2006   1/1/2036  1,755.00  3/1/2006  312,000.00
122588467  Primary    SFR         360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036  2,166.67  3/1/2006  416,000.00
122595939  Investor   SFR         360      357   61.9  6.375  2/1/2006  4/1/2006   1/1/2036  1,381.25  3/1/2006  260,000.00
122596680  Primary    PUD         360      357  73.16  6.125  2/1/2006  4/1/2006   1/1/2036  2,128.44  3/1/2006  417,000.00
122618537  Primary    SFR         360      357   42.9   6.25  2/1/2006  4/1/2006   1/1/2036  1,597.40  3/1/2006  306,700.00
122630972  Primary    SFR         360      357     80  6.125  2/1/2006  5/1/2006   1/1/2036  1,612.92  4/1/2006  316,000.00
122634312  Primary    PUD         360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036  1,668.84  3/1/2006  320,417.00
122641137  Primary    SFR         360      357  67.53   6.25  2/1/2006  4/1/2006   1/1/2036  2,171.88  3/1/2006  417,000.00
122654620  Primary    PUD         360      357  50.85   6.25  2/1/2006  4/1/2006   1/1/2036    781.25  3/1/2006  150,000.00
122731405  Primary    SFR         360      357     80  6.625  2/1/2006  4/1/2006   1/1/2036  1,391.25  3/1/2006  252,000.00
122761296  Primary    SFR         360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036    953.33  3/1/2006  176,000.00
122034426  Primary    SFR         360      358     79   6.25  3/1/2006  4/1/2006   2/1/2036  2,057.29  3/1/2006  395,000.00
122396428  Primary    PUD         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036    996.67  3/1/2006  184,000.00
122440391  Investor   SFR         360      358  76.99  7.875  3/1/2006  4/1/2006   2/1/2036  2,349.38  3/1/2006  358,000.00
122443936  Secondary  SFR         360      358  60.65   6.25  3/1/2006  4/1/2006   2/1/2036    726.56  3/1/2006  139,500.00
122444863  Primary    SFR         360      358  79.87   5.75  3/1/2006  5/1/2006   2/1/2036  2,946.88  4/1/2006  615,000.00
122464097  Primary    SFR         360      358     80  6.625  3/1/2006  4/1/2006   2/1/2036  1,656.25  3/1/2006  300,000.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL     FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ----------  --------  -------  -----  ------  ------  -----------  ----------

122499433  212,051.00  Purchase  No Doc         360,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/13/2005
122503985  177,775.00  C/O Refi  No Ratio       273,500.00  1/1/2016       11   2.75       2    2.75  12 MO LIBOR  12/21/2005
122505768  224,000.00  Purchase  Stated Income  446,000.00  1/1/2016       11   2.75       2    2.75  12 MO LIBOR  12/19/2005
122509492  340,699.84  C/O Refi  Stated Income  400,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/15/2005
122512101  347,500.00  C/O Refi  No Doc         550,000.00  1/1/2016   10.875   2.75       2    2.75  12 MO LIBOR  12/23/2005
122514919  337,595.07  Purchase  Stated Income  425,000.00  1/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  12/16/2005
122516656  250,000.00  C/O Refi  No Doc         385,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/13/2005
122519456  331,200.00  Purchase  No Doc         638,000.00  1/1/2016       11   2.75       2    2.75  12 MO LIBOR  12/14/2005
122521982  353,470.40  C/O Refi  Stated Income  650,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   12/7/2005
122522217  200,000.00  C/O Refi  Stated Income  575,000.00  1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/28/2005
122522363  160,000.00  C/O Refi  No Doc         590,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/29/2005
122522458  292,400.00  Purchase  No Doc         450,000.00  1/1/2016       11   2.75       2    2.75  12 MO LIBOR  12/16/2005
122524138  258,000.00  C/O Refi  Full           570,000.00  1/1/2016   10.875   2.75       2    2.75  12 MO LIBOR  12/15/2005
122525888  179,119.54  Purchase  Full           226,000.00  1/1/2016       11   2.75       2    2.75  12 MO LIBOR   12/8/2005
122528320  416,000.00  Purchase  Stated Income  530,000.00  1/1/2016     11.5   2.75       2    2.75  12 MO LIBOR  12/29/2005
122529117  396,400.00  Purchase  Stated Income  495,500.00  1/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  12/21/2005
122529586  356,650.00  Purchase  Stated Income  780,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   12/7/2005
122531897  270,999.60  C/O Refi  NINA           540,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/15/2005
122565926  327,849.06  Purchase  Stated Income  410,000.00  1/1/2016     12.5   2.75       2    2.75  12 MO LIBOR  12/15/2005
122566667  380,250.00  Purchase  Stated Income  585,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/27/2005
122573683  172,000.00  Purchase  Stated Income  235,000.00  1/1/2016   11.875   2.75       2    2.75  12 MO LIBOR  12/29/2005
122574817  396,000.00  Purchase  Stated Income  495,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/22/2005
122585289  312,000.00  Purchase  Stated Income  390,000.00  1/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  12/21/2005
122588467  416,000.00  Purchase  Stated Income  520,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/5/2006
122595939  260,000.00  C/O Refi  No Doc         420,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/20/2005
122596680  417,000.00  Purchase  No Ratio       570,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/19/2005
122618537  306,700.00  C/O Refi  No Doc         715,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/22/2005
122630972  316,000.00  Purchase  Stated Income  399,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/29/2005
122634312  320,417.00  Purchase  Stated Income  440,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/21/2005
122641137  417,000.00  Purchase  Stated Income  650,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/30/2005
122654620  149,960.94  Purchase  No Doc         295,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/4/2006
122731405  252,000.00  Purchase  Stated Income  315,000.00  1/1/2016   12.625   2.25       2    2.25  12 MO LIBOR  12/16/2005
122761296  176,000.00  Purchase  Stated Income  220,000.00  1/1/2016     12.5   2.75       2    2.75  12 MO LIBOR    1/3/2006
122034426  395,000.00  R/T Refi  Stated Income  500,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/11/2006
122396428  183,904.82  R/T Refi  Stated Income  230,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR  12/29/2005
122440391  358,000.00  Purchase  Stated Income  465,000.00  2/1/2016   12.875   2.75       2    2.75  12 MO LIBOR   1/23/2006
122443936  139,500.00  C/O Refi  NINA           230,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/10/2006
122444863  615,000.00  C/O Refi  Stated Income  770,000.00  2/1/2016    10.75   2.75       2    2.75  12 MO LIBOR    1/6/2006
122464097  300,000.00  Purchase  Stated Income  379,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/27/2006

LOANID     SERVICER
---------  --------

122499433  IndyMac
122503985  IndyMac
122505768  IndyMac
122509492  IndyMac
122512101  IndyMac
122514919  IndyMac
122516656  IndyMac
122519456  IndyMac
122521982  IndyMac
122522217  IndyMac
122522363  IndyMac
122522458  IndyMac
122524138  IndyMac
122525888  IndyMac
122528320  IndyMac
122529117  IndyMac
122529586  IndyMac
122531897  IndyMac
122565926  IndyMac
122566667  IndyMac
122573683  IndyMac
122574817  IndyMac
122585289  IndyMac
122588467  IndyMac
122595939  IndyMac
122596680  IndyMac
122618537  IndyMac
122630972  IndyMac
122634312  IndyMac
122641137  IndyMac
122654620  IndyMac
122731405  IndyMac
122761296  IndyMac
122034426  IndyMac
122396428  IndyMac
122440391  IndyMac
122443936  IndyMac
122444863  IndyMac
122464097  IndyMac

LOANID     OCC        PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------   -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------

122466193  Investor   2-Family     360      358  42.05   6.25  3/1/2006  5/1/2006   2/1/2036  1,708.33  4/1/2006  328,000.00
122474399  Primary    2-Family     360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036  2,729.17  3/1/2006  524,000.00
122478811  Investor   SFR          360      358  42.59  5.875  3/1/2006  4/1/2006   2/1/2036  1,223.96  3/1/2006  250,000.00
122481157  Primary    PUD          360      358  79.99   6.75  3/1/2006  4/1/2006   2/1/2036  1,941.75  3/1/2006  345,200.00
122484261  Primary    SFR          360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036  1,295.83  3/1/2006  248,800.00
122484623  Investor   PUD          360      358     70  6.625  3/1/2006  4/1/2006   2/1/2036    869.53  3/1/2006  157,500.00
122490848  Investor   3-Family     360      358  50.56  6.125  3/1/2006  4/1/2006   2/1/2036  2,064.64  3/1/2006  404,500.00
122497502  Secondary  SFR          360      358     80    6.5  3/1/2006  5/1/2006   2/1/2036  1,945.67  4/1/2006  359,200.00
122501688  Secondary  Condo        360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036  1,645.42  3/1/2006  315,920.00
122511243  Investor   SFR          360      358  62.47  6.125  3/1/2006  4/1/2006   2/1/2036  1,291.35  3/1/2006  253,000.00
122511730  Primary    2-Family     360      358  72.92  6.375  3/1/2006  4/1/2006   2/1/2036  2,789.06  3/1/2006  525,000.00
122514668  Investor   SFR          360      358  64.96      6  3/1/2006  4/1/2006   2/1/2036       406  3/1/2006   81,200.00
122520062  Investor   2-Family     360      358     65    6.5  3/1/2006  4/1/2006   2/1/2036  2,112.50  3/1/2006  390,000.00
122529021  Primary    SFR          360      358  77.48  6.375  3/1/2006  4/1/2006   2/1/2036  1,700.00  3/1/2006  320,000.00
122534297  Primary    SFR          360      358  68.19    6.5  3/1/2006  4/1/2006   2/1/2036  1,532.92  3/1/2006  283,000.00
122547492  Primary    SFR          360      358     70   6.25  3/1/2006  4/1/2006   2/1/2036  1,330.73  3/1/2006  255,500.00
122547808  Primary    SFR          360      358     80   7.25  3/1/2006  4/1/2006   2/1/2036  1,889.83  3/1/2006  312,800.00
122559687  Primary    SFR          360      358     80  6.125  3/1/2006  4/1/2006   2/1/2036  1,641.50  3/1/2006  321,600.00
122568416  Investor   SFR          360      358  68.64  6.625  3/1/2006  4/1/2006   2/1/2036    833.65  3/1/2006  151,000.00
122568432  Investor   3-Family     360      358     65   6.25  3/1/2006  4/1/2006   2/1/2036  2,962.24  3/1/2006  568,750.00
122573563  Investor   SFR          360      358     65  6.125  3/1/2006  4/1/2006   2/1/2036  2,123.33  3/1/2006  416,000.00
122575161  Investor   Townhouse    360      358  63.86    6.5  3/1/2006  4/1/2006   2/1/2036  2,258.75  3/1/2006  417,000.00
122583196  Primary    2-Family     360      358     80   7.25  3/1/2006  4/1/2006   2/1/2036  3,036.78  3/1/2006  502,640.00
122583563  Primary    PUD          360      358  73.78   6.25  3/1/2006  5/1/2006   2/1/2036  2,036.72  4/1/2006  391,050.00
122584574  Primary    SFR          360      358     80      6  3/1/2006  5/1/2006   2/1/2036       592  4/1/2006  118,400.00
122587265  Primary    SFR          360      358  77.03  6.375  3/1/2006  4/1/2006   2/1/2036  1,514.06  3/1/2006  285,000.00
122591475  Primary    Condo        360      358  59.24  6.375  3/1/2006  4/1/2006   2/1/2036  1,328.13  3/1/2006  250,000.00
122594431  Primary    SFR          360      358     80    6.5  3/1/2006  5/1/2006   2/1/2036  1,950.00  4/1/2006  360,000.00
122603545  Investor   Condo        360      358     70  6.625  3/1/2006  4/1/2006   2/1/2036  1,565.16  3/1/2006  283,500.00
122612425  Primary    SFR          360      358     60  6.125  3/1/2006  4/1/2006   2/1/2036  1,531.25  3/1/2006  300,000.00
122614023  Primary    PUD          360      358  70.34      6  3/1/2006  4/1/2006   2/1/2036  2,075.00  3/1/2006  415,000.00
122624148  Investor   SFR          360      358  44.78   6.25  3/1/2006  4/1/2006   2/1/2036    781.25  3/1/2006  150,000.00
122625390  Investor   Condo        360      358  69.04      6  3/1/2006  4/1/2006   2/1/2036  1,985.00  3/1/2006  397,000.00
122628059  Primary    SFR          360      358  55.56   6.25  3/1/2006  4/1/2006   2/1/2036  1,692.71  3/1/2006  325,000.00
122632650  Primary    SFR          360      358  45.45  6.125  3/1/2006  4/1/2006   2/1/2036  2,041.67  3/1/2006  400,000.00
122635179  Investor   SFR          360      358  47.66   5.75  3/1/2006  5/1/2006   2/1/2036  1,461.46  4/1/2006  305,000.00
122637728  Primary    SFR          360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036  2,057.00  3/1/2006  387,200.00
122643476  Primary    SFR          360      358  67.84  6.375  3/1/2006  4/1/2006   2/1/2036  1,333.44  3/1/2006  251,000.00
122648783  Primary    SFR          360      358  69.77  6.625  3/1/2006  4/1/2006   2/1/2036  2,153.13  3/1/2006  390,000.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL     FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ----------  --------  -------  -----  ------  ------  -----------  ----------

122466193  328,000.00  C/O Refi  No Doc         780,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/23/2006
122474399  524,000.00  Purchase  No Ratio       655,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/19/2006
122478811  250,000.00  C/O Refi  Stated Income  587,000.00  2/1/2016   10.875   2.75       2    2.75  12 MO LIBOR    1/6/2006
122481157  345,200.00  Purchase  Stated Income  432,000.00  2/1/2016    11.75   2.75       2    2.75  12 MO LIBOR   1/27/2006
122484261  248,800.00  Purchase  Stated Income  311,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/17/2006
122484623  157,500.00  Purchase  No Doc         225,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR    1/6/2006
122490848  404,500.00  C/O Refi  No Doc         800,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR    1/3/2006
122497502  359,133.28  Purchase  Stated Income  530,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR    1/9/2006
122501688  315,920.00  Purchase  No Ratio       395,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/12/2006
122511243  252,791.35  C/O Refi  Stated Income  405,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR    1/3/2006
122511730  525,000.00  C/O Refi  Stated Income  720,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/26/2006
122514668   81,200.00  Purchase  No Ratio       126,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/24/2006
122520062  390,000.00  C/O Refi  Stated Income  600,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR   1/10/2006
122529021  320,000.00  C/O Refi  Stated Income  413,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/29/2005
122534297  282,700.00  C/O Refi  No Ratio       415,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR    1/9/2006
122547492  255,350.00  C/O Refi  Stated Income  365,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/5/2006
122547808  312,800.00  Purchase  No Ratio       393,000.00  2/1/2016    12.25   2.75       2    2.75  12 MO LIBOR   1/20/2006
122559687  321,600.00  Purchase  Stated Income  405,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/27/2006
122568416  150,991.87  C/O Refi  Full           220,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/11/2006
122568432  568,650.00  C/O Refi  Stated Income  875,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/3/2006
122573563  415,999.65  C/O Refi  No Ratio       640,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR    1/9/2006
122575161  417,000.00  C/O Refi  Stated Income  653,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR   1/18/2006
122583196  502,640.00  Purchase  Stated Income  630,000.00  2/1/2016    12.25   2.75       2    2.75  12 MO LIBOR   1/26/2006
122583563  391,050.00  C/O Refi  Stated Income  530,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/18/2006
122584574  118,400.00  Purchase  Stated Income  165,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/19/2006
122587265  285,000.00  C/O Refi  Stated Income  370,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    1/4/2006
122591475  250,000.00  C/O Refi  Stated Income  422,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/13/2006
122594431  359,899.73  Purchase  Stated Income  450,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR    1/5/2006
122603545  283,465.16  C/O Refi  NINA           405,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/12/2006
122612425  300,000.00  C/O Refi  Stated Income  500,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR    1/6/2006
122614023  415,000.00  C/O Refi  Stated Income  590,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/24/2006
122624148  149,881.25  C/O Refi  No Ratio       335,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/9/2006
122625390  397,000.00  C/O Refi  Stated Income  575,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/20/2006
122628059  324,992.71  C/O Refi  No Doc         585,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/5/2006
122632650  400,000.00  C/O Refi  Stated Income  880,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/12/2006
122635179  304,822.73  C/O Refi  Stated Income  640,000.00  2/1/2016    10.75   2.75       2    2.75  12 MO LIBOR   1/17/2006
122637728  387,200.00  Purchase  Stated Income  484,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    2/3/2006
122643476  250,800.00  R/T Refi  No Ratio       370,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/17/2006
122648783  389,653.13  C/O Refi  Stated Income  559,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/19/2006

LOANID      SERVICER
---------   --------

122466193   IndyMac
122474399   IndyMac
122478811   IndyMac
122481157   IndyMac
122484261   IndyMac
122484623   IndyMac
122490848   IndyMac
122497502   IndyMac
122501688   IndyMac
122511243   IndyMac
122511730   IndyMac
122514668   IndyMac
122520062   IndyMac
122529021   IndyMac
122534297   IndyMac
122547492   IndyMac
122547808   IndyMac
122559687   IndyMac
122568416   IndyMac
122568432   IndyMac
122573563   IndyMac
122575161   IndyMac
122583196   IndyMac
122583563   IndyMac
122584574   IndyMac
122587265   IndyMac
122591475   IndyMac
122594431   IndyMac
122603545   IndyMac
122612425   IndyMac
122614023   IndyMac
122624148   IndyMac
122625390   IndyMac
122628059   IndyMac
122632650   IndyMac
122635179   IndyMac
122637728   IndyMac
122643476   IndyMac
122648783   IndyMac

LOANID     OCC        PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  ---------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

122649091  Primary    SFR          360      358  77.22  6.625   3/1/2006  4/1/2006   2/1/2036  2,302.19  3/1/2006  417,000.00
122650360  Investor   Condo        360      358  52.63  6.375   3/1/2006  4/1/2006   2/1/2036    956.25  3/1/2006  180,000.00
122656289  Investor   Condo        360      358  55.45    5.5   3/1/2006  4/1/2006   2/1/2036  1,397.92  3/1/2006  305,000.00
122660416  Primary    SFR          360      358  48.42   6.25   3/1/2006  5/1/2006   2/1/2036  1,432.29  4/1/2006  275,000.00
122661543  Primary    Condo        360      358     80  6.375   3/1/2006  5/1/2006   2/1/2036  1,861.50  4/1/2006  350,400.00
122670006  Primary    2-Family     360      358  79.95  6.375   3/1/2006  4/1/2006   2/1/2036  1,715.94  3/1/2006  323,000.00
122672260  Primary    PUD          360      358  53.33   6.25   3/1/2006  5/1/2006   2/1/2036    833.33  4/1/2006  160,000.00
122678177  Primary    SFR          360      358     80      6   3/1/2006  4/1/2006   2/1/2036  1,860.00  3/1/2006  372,000.00
122679459  Investor   SFR          360      358     65  6.125   3/1/2006  4/1/2006   2/1/2036  1,857.92  3/1/2006  364,000.00
122681353  Primary    SFR          360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  1,854.17  3/1/2006  356,000.00
122683490  Primary    SFR          360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  1,229.17  3/1/2006  236,000.00
122683567  Primary    SFR          360      358  62.67   5.75   3/1/2006  4/1/2006   2/1/2036  1,126.04  3/1/2006  235,000.00
122690884  Secondary  Condo        360      358     70  6.375   3/1/2006  6/1/2006   2/1/2036  1,599.06  5/1/2006  301,000.00
122692403  Primary    SFR          360      358     56   5.75   3/1/2006  4/1/2006   2/1/2036  1,677.08  3/1/2006  350,000.00
122695095  Investor   PUD          360      358     80  6.625   3/1/2006  4/1/2006   2/1/2036  1,775.50  3/1/2006  321,600.00
122699031  Primary    SFR          360      358   74.8      6   3/1/2006  4/1/2006   2/1/2036  1,870.00  3/1/2006  374,000.00
122699278  Primary    Condo        360      358     80  6.625   3/1/2006  4/1/2006   2/1/2036     662.5  3/1/2006  120,000.00
122704395  Primary    Condo        360      358     80    7.5   3/1/2006  4/1/2006   2/1/2036  1,409.95  3/1/2006  225,592.00
122706845  Primary    Townhouse    360      358  47.06   6.25   3/1/2006  4/1/2006   2/1/2036  1,875.00  3/1/2006  360,000.00
122711497  Secondary  PUD          360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  1,083.33  3/1/2006  200,000.00
122719312  Primary    Condo        360      358     80  6.375   3/1/2006  4/1/2006   2/1/2036  2,167.50  3/1/2006  408,000.00
122721835  Primary    SFR          360      358     80  6.375   3/1/2006  5/1/2006   2/1/2036  1,211.25  4/1/2006  228,000.00
122732822  Secondary  SFR          360      358  62.27  5.825   3/1/2006  4/1/2006   2/1/2036  1,813.52  3/1/2006  373,600.00
122736326  Primary    SFR          360      358  44.75      6   3/1/2006  4/1/2006   2/1/2036       660  3/1/2006  132,000.00
122736564  Primary    SFR          360      358   74.9    6.5   3/1/2006  4/1/2006   2/1/2036  2,069.17  3/1/2006  382,000.00
122746501  Primary    SFR          360      358     70    6.5   3/1/2006  5/1/2006   2/1/2036       819  4/1/2006  151,200.00
122747791  Primary    Condo        360      358  42.55   5.75   3/1/2006  4/1/2006   2/1/2036    958.33  3/1/2006  200,000.00
122748286  Primary    SFR          360      358  44.29   5.25   3/1/2006  4/1/2006   2/1/2036  1,246.88  3/1/2006  285,000.00
122758019  Primary    PUD          360      358     80  6.375   3/1/2006  4/1/2006   2/1/2036  1,487.50  3/1/2006  280,000.00
122760526  Primary    PUD          360      358   54.4  6.125   3/1/2006  4/1/2006   2/1/2036  1,786.46  3/1/2006  350,000.00
122764477  Primary    SFR          360      358     65   6.75   3/1/2006  5/1/2006   2/1/2036    731.25  4/1/2006  130,000.00
122771870  Primary    SFR          360      358     65  5.875   3/1/2006  4/1/2006   2/1/2036  2,004.84  3/1/2006  409,500.00
122781378  Primary    SFR          360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  2,000.00  3/1/2006  384,000.00
122802378  Primary    PUD          360      358  57.14      6   3/1/2006  4/1/2006   2/1/2036  2,000.00  3/1/2006  400,000.00
122592307  Primary    SFR          360      357     80  6.375   2/1/2006  5/1/2006   1/1/2036  1,173.00  4/1/2006  220,800.00
122530326  Primary    2-Family     360      358  49.71   6.25   3/1/2006  7/1/2006   2/1/2036  2,213.54  6/1/2006  425,000.00
121398241  Primary    SFR          360      351     90  6.999   8/1/2005  4/1/2006   7/1/2035  2,362.16  3/1/2006  405,000.00
121483281  Primary    3-Family     360      351     80  5.875   8/1/2005  5/1/2006   7/1/2035  2,663.33  4/1/2006  544,000.00
121583245  Primary    SFR          360      351     90   6.25   8/1/2005  4/1/2006   7/1/2035  1,532.81  3/1/2006  294,300.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL     FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ----------  --------  -------  -----  ------  ------  -----------  ----------

122649091  417,000.00  C/O Refi  Stated Income  540,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/27/2006
122650360  179,856.25  C/O Refi  No Doc         342,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    1/5/2006
122656289  305,000.00  R/T Refi  No Doc         550,000.00  2/1/2016     10.5   2.75       2    2.75  12 MO LIBOR   1/13/2006
122660416  274,600.00  C/O Refi  No Doc         568,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/11/2006
122661543  350,400.00  Purchase  Full           438,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/20/2006
122670006  323,000.00  R/T Refi  Stated Income  404,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/20/2006
122672260  160,000.00  C/O Refi  No Doc         300,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/20/2006
122678177  371,900.00  Purchase  Stated Income  465,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/18/2006
122679459  364,000.00  C/O Refi  Stated Income  560,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/18/2006
122681353  356,000.00  C/O Refi  Stated Income  445,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/25/2006
122683490  236,000.00  Purchase  Stated Income  300,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/25/2006
122683567  235,000.00  Purchase  Full           375,000.00  2/1/2016    10.75   2.75       2    2.75  12 MO LIBOR   1/20/2006
122690884  300,999.06  C/O Refi  Stated Income  430,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    1/5/2006
122692403  350,000.00  C/O Refi  No Doc         625,000.00  2/1/2016    10.75   2.75       2    2.75  12 MO LIBOR   1/12/2006
122695095  321,600.00  Purchase  Stated Income  403,000.00  2/1/2016   11.625   2.25       2    2.25  12 MO LIBOR   1/18/2006
122699031  374,000.00  C/O Refi  Stated Income  500,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/26/2006
122699278  120,000.00  R/T Refi  Full           150,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/26/2006
122704395  225,592.00  Purchase  Stated Income  282,000.00  2/1/2016     12.5   2.75       2    2.75  12 MO LIBOR   1/23/2006
122706845  360,000.00  C/O Refi  NINA           765,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/20/2006
122711497  200,000.00  C/O Refi  Stated Income  250,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR   1/26/2006
122719312  407,800.00  C/O Refi  Stated Income  510,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/19/2006
122721835  227,800.00  C/O Refi  Stated Income  285,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/20/2006
122732822  373,300.00  C/O Refi  No Doc         600,000.00  2/1/2016   10.825   2.75       2    2.75  12 MO LIBOR   1/26/2006
122736326  132,000.00  C/O Refi  No Doc         295,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/24/2006
122736564  382,000.00  C/O Refi  Stated Income  510,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR   1/26/2006
122746501  151,200.00  C/O Refi  No Doc         216,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR   1/27/2006
122747791  200,000.00  C/O Refi  Full           470,000.00  2/1/2016    10.75   2.25       2    2.25  12 MO LIBOR   1/24/2006
122748286  285,000.00  C/O Refi  No Doc         643,500.00  2/1/2016    10.25   2.75       2    2.75  12 MO LIBOR   1/23/2006
122758019  280,000.00  Purchase  Stated Income  350,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/27/2006
122760526  350,000.00  Purchase  No Doc         665,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/13/2006
122764477  130,000.00  Purchase  No Doc         200,000.00  2/1/2016    11.75   2.75       2    2.75  12 MO LIBOR   1/27/2006
122771870  409,500.00  C/O Refi  No Doc         630,000.00  2/1/2016   10.875   2.75       2    2.75  12 MO LIBOR   1/19/2006
122781378  384,000.00  Purchase  Stated Income  480,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/25/2006
122802378  400,000.00  C/O Refi  No Doc         700,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/26/2006
122592307  219,403.91  C/O Refi  Stated Income  276,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    1/6/2006
122530326  425,000.00  C/O Refi  No Doc         855,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/30/2005
121398241  404,999.76  Purchase  No Doc         450,000.00  7/1/2015   12.999   3.54       1    3.54  6 MO LIBOR    6/20/2005
121483281  544,000.00  Purchase  Full           680,000.00  7/1/2015   11.875   2.75       1    2.75  6 MO LIBOR     6/7/2005
121583245  294,300.00  Purchase  No Doc         328,500.00  7/1/2015    12.25   3.54       1    3.54  6 MO LIBOR    6/10/2005

LOANID     SERVICER
---------  --------

122649091  IndyMac
122650360  IndyMac
122656289  IndyMac
122660416  IndyMac
122661543  IndyMac
122670006  IndyMac
122672260  IndyMac
122678177  IndyMac
122679459  IndyMac
122681353  IndyMac
122683490  IndyMac
122683567  IndyMac
122690884  IndyMac
122692403  IndyMac
122695095  IndyMac
122699031  IndyMac
122699278  IndyMac
122704395  IndyMac
122706845  IndyMac
122711497  IndyMac
122719312  IndyMac
122721835  IndyMac
122732822  IndyMac
122736326  IndyMac
122736564  IndyMac
122746501  IndyMac
122747791  IndyMac
122748286  IndyMac
122758019  IndyMac
122760526  IndyMac
122764477  IndyMac
122771870  IndyMac
122781378  IndyMac
122802378  IndyMac
122592307  IndyMac
122530326  IndyMac
121398241  IndyMac
121483281  IndyMac
121583245  IndyMac

LOANID     OCC       PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  --------  ---------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

121690098  Primary   SFR          360      352  86.19   7.25   9/1/2005  4/1/2006   8/1/2035  1,093.54  3/1/2006  181,000.00
121830887  Investor  Townhouse    360      353     95  8.375  10/1/2005  4/1/2006   9/1/2035    543.68  3/1/2006   77,900.00
121887273  Primary   SFR          360      353  89.97  6.875  10/1/2005  5/1/2006   9/1/2035  2,115.21  4/1/2006  369,200.00
121737880  Investor  2-Family     360      354  59.41  6.375  11/1/2005  4/1/2006  10/1/2035  2,445.88  3/1/2006  460,400.00
121737904  Investor  4-Family     360      354     75  7.375  11/1/2005  4/1/2006  10/1/2035  4,609.38  3/1/2006  750,000.00
121737908  Primary   PUD          360      354     80  6.625  11/1/2005  4/1/2006  10/1/2035  2,075.83  3/1/2006  376,000.00
121737909  Primary   SFR          360      354     80    6.5  11/1/2005  4/1/2006  10/1/2035    619.67  3/1/2006  114,400.00
121737916  Investor  4-Family     360      354     75   6.75  11/1/2005  4/1/2006  10/1/2035  2,345.63  3/1/2006  417,000.00
121737944  Primary   PUD          360      354     80  6.625  11/1/2005  4/1/2006  10/1/2035  2,075.39  3/1/2006  375,920.00
121737954  Primary   SFR          360      354     80    6.5  11/1/2005  4/1/2006  10/1/2035  1,852.50  3/1/2006  342,000.00
121737957  Primary   PUD          360      354     70    6.5  11/1/2005  4/1/2006  10/1/2035  2,115.75  3/1/2006  390,600.00
121737984  Primary   SFR          360      354     80      6  11/1/2005  5/1/2006  10/1/2035  2,000.00  4/1/2006  400,000.00
121937082  Primary   PUD          360      354     90    6.5  11/1/2005  4/1/2006  10/1/2035  1,608.75  3/1/2006  297,000.00
121746084  Investor  PUD          360      355     75   7.25  12/1/2005  4/1/2006  11/1/2035  1,359.38  3/1/2006  225,000.00
121746122  Primary   2-Family     360      355     80   6.75  12/1/2005  4/1/2006  11/1/2035       756  3/1/2006  134,400.00
121746125  Primary   Condo        360      355     80    6.5  12/1/2005  4/1/2006  11/1/2035  2,145.00  3/1/2006  396,000.00
121746126  Primary   PUD          360      355  77.68  5.875  12/1/2005  4/1/2006  11/1/2035  1,559.32  3/1/2006  318,500.00
121746131  Primary   2-Family     360      355     75   6.75  12/1/2005  4/1/2006  11/1/2035  1,434.38  3/1/2006  255,000.00
121746138  Investor  Condo        360      355     75   7.25  12/1/2005  4/1/2006  11/1/2035  2,424.22  3/1/2006  401,250.00
121746147  Primary   Condo        360      355     80   6.75  12/1/2005  4/1/2006  11/1/2035  2,205.00  3/1/2006  392,000.00
121746154  Primary   PUD          360      355     80   6.75  12/1/2005  4/1/2006  11/1/2035  1,710.00  3/1/2006  304,000.00
121746158  Primary   SFR          360      355     80  6.875  12/1/2005  4/1/2006  11/1/2035  2,222.92  3/1/2006  388,000.00
121746576  Primary   PUD          360      355     80    6.5  12/1/2005  5/1/2006  11/1/2035  2,058.33  4/1/2006  380,000.00
121746586  Primary   2-Family     360      355     70  5.875  12/1/2005  5/1/2006  11/1/2035  1,953.44  4/1/2006  399,000.00
122398384  Primary   SFR          360      355     80    6.5  12/1/2005  4/1/2006  11/1/2035  2,253.33  3/1/2006  416,000.00
122149332  Primary   SFR          360      356  78.15  6.875   1/1/2006  4/1/2006  12/1/2035  2,056.77  3/1/2006  359,000.00
122320106  Primary   SFR          360      356  61.33   6.25   1/1/2006  4/1/2006  12/1/2035  1,437.50  3/1/2006  276,000.00
122371771  Investor  SFR          360      356  40.14  6.375   1/1/2006  4/1/2006  12/1/2035    778.28  3/1/2006  146,500.00
122403972  Primary   2-Family     360      356     70  6.875   1/1/2006  4/1/2006  12/1/2035  2,077.40  3/1/2006  362,600.00
122489702  Primary   SFR          360      356     80    5.5   1/1/2006  4/1/2006  12/1/2035    689.33  3/1/2006  150,400.00
122666134  Primary   SFR          360      356  81.92   6.25   1/1/2006  4/1/2006  12/1/2035  1,612.85  3/1/2006  309,667.00
122257703  Primary   Townhouse    360      357     80  6.375   2/1/2006  4/1/2006   1/1/2036  2,210.00  3/1/2006  416,000.00
122288050  Primary   SFR          360      357     80  7.125   2/1/2006  4/1/2006   1/1/2036  1,806.67  3/1/2006  304,281.00
122294336  Primary   SFR          360      357     80  6.625   2/1/2006  4/1/2006   1/1/2036  1,103.73  3/1/2006  199,920.00
122332091  Primary   SFR          360      357   43.4  6.375   2/1/2006  4/1/2006   1/1/2036  1,344.06  3/1/2006  253,000.00
122344434  Primary   SFR          360      357  76.92  6.375   2/1/2006  4/1/2006   1/1/2036  1,275.00  3/1/2006  240,000.00
122385771  Investor  Condo        360      357   60.8  6.625   2/1/2006  5/1/2006   1/1/2036  1,336.04  4/1/2006  242,000.00
122398112  Primary   SFR          360      357  79.99   6.25   2/1/2006  4/1/2006   1/1/2036  1,464.58  3/1/2006  281,200.00
122403943  Primary   SFR          360      357     80   6.75   2/1/2006  4/1/2006   1/1/2036  2,160.00  3/1/2006  384,000.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

121690098  181,000.00  C/O Refi  Full             210,000.00   8/1/2015    13.25    3.5       1     3.5  6 MO LIBOR    7/25/2005
121830887   77,900.00  Purchase  Full              82,000.00   9/1/2015   14.375   2.75       1    2.75  6 MO LIBOR    8/11/2005
121887273  369,200.00  Purchase  No Ratio         440,000.00   9/1/2015   12.875   3.54       1    3.54  6 MO LIBOR    8/26/2005
121737880  460,400.00  C/O Refi  No Ratio         775,000.00  10/1/2015   12.375   2.25       2    2.25  6 MO LIBOR     9/8/2005
121737904  750,000.00  Purchase  Full           1,000,000.00  10/1/2015   13.375   2.25       2    2.25  6 MO LIBOR    9/20/2005
121737908  376,000.00  Purchase  Full             470,000.00  10/1/2015   12.625   2.25       2    2.25  6 MO LIBOR    9/25/2005
121737909  114,400.00  Purchase  Stated Income    148,000.00  10/1/2015     12.5   2.25       2    2.25  6 MO LIBOR    9/29/2005
121737916  417,000.00  Purchase  Stated Income    556,000.00  10/1/2015    12.75   2.25       2    2.25  6 MO LIBOR    9/27/2005
121737944  375,814.52  Purchase  Stated Income    470,000.00  10/1/2015   12.625   2.25       2    2.25  6 MO LIBOR    9/23/2005
121737954  342,000.00  Purchase  Stated Income    432,000.00  10/1/2015     12.5   2.25       2    2.25  6 MO LIBOR    9/24/2005
121737957  390,600.00  C/O Refi  No Doc           558,000.00  10/1/2015     12.5   2.25       2    2.25  6 MO LIBOR    9/26/2005
121737984  400,000.00  Purchase  Stated Income    500,000.00  10/1/2015       12   2.25       2    2.25  6 MO LIBOR    9/30/2005
121937082  297,000.00  Purchase  Full             330,000.00  10/1/2015     12.5    3.4       1     3.4  6 MO LIBOR    9/23/2005
121746084  224,931.73  C/O Refi  Stated Income    300,000.00  11/1/2015    13.25   2.25       2    2.25  6 MO LIBOR   10/24/2005
121746122  134,400.00  Purchase  Full             190,000.00  11/1/2015    12.75   2.25       2    2.25  6 MO LIBOR   10/26/2005
121746125  396,000.00  C/O Refi  Full             495,000.00  11/1/2015     12.5   2.25       2    2.25  6 MO LIBOR   10/19/2005
121746126  318,500.00  C/O Refi  Full             410,000.00  11/1/2015   11.875   2.25       2    2.25  6 MO LIBOR   10/20/2005
121746131  254,453.97  C/O Refi  Stated Income    340,000.00  11/1/2015    12.75   2.25       2    2.25  6 MO LIBOR   10/25/2005
121746138  401,250.00  C/O Refi  Stated Income    535,000.00  11/1/2015    13.25   2.25       2    2.25  6 MO LIBOR   10/21/2005
121746147  392,000.00  Purchase  Stated Income    490,000.00  11/1/2015    12.75   2.25       2    2.25  6 MO LIBOR   10/31/2005
121746154  304,000.00  Purchase  Stated Income    380,000.00  11/1/2015    12.75   2.25       2    2.25  6 MO LIBOR   10/27/2005
121746158  388,000.00  Purchase  Stated Income    508,000.00  11/1/2015   12.875   2.25       2    2.25  6 MO LIBOR   10/27/2005
121746576  380,000.00  C/O Refi  Stated Income    475,000.00  11/1/2015     12.5   2.25       2    2.25  6 MO LIBOR    10/5/2005
121746586  398,700.00  C/O Refi  Stated Income    570,000.00  11/1/2015   11.875   2.25       2    2.25  6 MO LIBOR    10/5/2005
122398384  416,000.00  Purchase  Stated Income    520,000.00  11/1/2015     12.5   2.25       2    2.25  6 MO LIBOR   10/26/2005
122149332  359,000.00  Purchase  Stated Income    460,000.00  12/1/2015   12.875   2.75       1    2.75  6 MO LIBOR   11/10/2005
122320106  276,000.00  R/T Refi  Full             450,000.00  12/1/2015    12.25   2.75       1    2.75  6 MO LIBOR     6/6/2005
122371771  146,498.28  C/O Refi  No Doc           365,000.00  12/1/2015   12.375   2.75       1    2.75  6 MO LIBOR   11/23/2005
122403972  362,468.32  Purchase  Full             518,000.00  12/1/2015   12.875   2.25       2    2.25  6 MO LIBOR   11/30/2005
122489702  150,400.00  Purchase  Stated Income    188,000.00  12/1/2015     10.5   2.75       1    2.75  6 MO LIBOR   11/30/2005
122666134  309,667.00  R/T Refi  Stated Income    378,000.00  12/1/2015    12.25   2.75       1    2.75  6 MO LIBOR   11/24/2004
122257703  416,000.00  Purchase  Stated Income    528,000.00   1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR   12/28/2005
122288050  304,281.00  Purchase  Stated Income    385,000.00   1/1/2016   13.125   2.75       1    2.75  6 MO LIBOR   12/14/2005
122294336  199,920.00  Purchase  Stated Income    255,000.00   1/1/2016   12.625   2.75       1    2.75  6 MO LIBOR   12/30/2005
122332091  252,837.83  C/O Refi  NINA             583,000.00   1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR   12/22/2005
122344434  240,000.00  C/O Refi  Full             312,000.00   1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR   12/16/2005
122385771  242,000.00  Purchase  Stated Income    400,000.00   1/1/2016   12.625   2.75       1    2.75  6 MO LIBOR    12/6/2005
122398112  281,200.00  Purchase  No Ratio         380,000.00   1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR   12/22/2005
122403943  384,000.00  Purchase  Full             481,000.00   1/1/2016    12.75   2.25       2    2.25  6 MO LIBOR    12/1/2005

LOANID     SERVICER
---------  --------

121690098  IndyMac
121830887  IndyMac
121887273  IndyMac
121737880  IndyMac
121737904  IndyMac
121737908  IndyMac
121737909  IndyMac
121737916  IndyMac
121737944  IndyMac
121737954  IndyMac
121737957  IndyMac
121737984  IndyMac
121937082  IndyMac
121746084  IndyMac
121746122  IndyMac
121746125  IndyMac
121746126  IndyMac
121746131  IndyMac
121746138  IndyMac
121746147  IndyMac
121746154  IndyMac
121746158  IndyMac
121746576  IndyMac
121746586  IndyMac
122398384  IndyMac
122149332  IndyMac
122320106  IndyMac
122371771  IndyMac
122403972  IndyMac
122489702  IndyMac
122666134  IndyMac
122257703  IndyMac
122288050  IndyMac
122294336  IndyMac
122332091  IndyMac
122344434  IndyMac
122385771  IndyMac
122398112  IndyMac
122403943  IndyMac

LOANID     OCC       PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  --------  ---------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------

122449472  Primary   SFR          360      357     80  7.625  2/1/2006  4/1/2006   1/1/2036  1,575.83  3/1/2006  248,000.00
122472881  Primary   3-Family     360      357  52.94   6.25  2/1/2006  4/1/2006   1/1/2036  1,875.00  3/1/2006  360,000.00
122483371  Primary   PUD          360      357     80  6.625  2/1/2006  5/1/2006   1/1/2036  1,053.18  4/1/2006  190,764.00
122483425  Investor  Condo        360      357  40.82  6.375  2/1/2006  4/1/2006   1/1/2036    531.25  3/1/2006  100,000.00
122488452  Primary   SFR          360      357     80   6.75  2/1/2006  4/1/2006   1/1/2036  1,124.55  3/1/2006  199,920.00
122498400  Primary   Condo        360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036    955.63  3/1/2006  166,800.00
122498972  Primary   PUD          360      357  73.24  6.375  2/1/2006  4/1/2006   1/1/2036  1,381.25  3/1/2006  260,000.00
122511288  Primary   PUD          360      357     80   6.75  2/1/2006  5/1/2006   1/1/2036  1,575.00  4/1/2006  280,000.00
122511868  Investor  PUD          360      357  59.38  6.375  2/1/2006  5/1/2006   1/1/2036  1,514.06  4/1/2006  285,000.00
122513664  Primary   SFR          360      357     80  6.125  2/1/2006  5/1/2006   1/1/2036    912.63  4/1/2006  178,800.00
122516201  Primary   SFR          360      357  58.54  6.125  2/1/2006  4/1/2006   1/1/2036  1,837.50  3/1/2006  360,000.00
122516418  Primary   SFR          360      357     80      6  2/1/2006  4/1/2006   1/1/2036  1,880.00  3/1/2006  376,000.00
122517093  Investor  SFR          360      357  62.62   6.25  2/1/2006  4/1/2006   1/1/2036  1,718.75  3/1/2006  330,000.00
122519685  Primary   PUD          360      357  51.27   6.25  2/1/2006  5/1/2006   1/1/2036    787.76  4/1/2006  151,250.00
122523054  Primary   Condo        360      357  53.33   6.25  2/1/2006  4/1/2006   1/1/2036    833.33  3/1/2006  160,000.00
122524513  Investor  PUD          360      357     70  6.375  2/1/2006  4/1/2006   1/1/2036  1,930.03  3/1/2006  363,300.00
122530888  Primary   PUD          360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036  2,079.17  3/1/2006  399,200.00
122531362  Primary   PUD          360      357  18.18  6.375  2/1/2006  5/1/2006   1/1/2036    531.25  4/1/2006  100,000.00
122532502  Primary   PUD          360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  1,503.33  3/1/2006  262,400.00
122542005  Primary   SFR          360      357  44.94  6.375  2/1/2006  4/1/2006   1/1/2036  2,125.00  3/1/2006  400,000.00
122544203  Primary   SFR          360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  1,925.00  3/1/2006  336,000.00
122546658  Primary   PUD          360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036  1,386.67  3/1/2006  256,000.00
122556420  Primary   PUD          360      357     80  7.125  2/1/2006  5/1/2006   1/1/2036  1,210.78  4/1/2006  203,920.00
122561416  Primary   SFR          360      357  46.82  6.375  2/1/2006  4/1/2006   1/1/2036  1,604.38  3/1/2006  302,000.00
122562671  Primary   SFR          360      357     80   7.25  2/1/2006  4/1/2006   1/1/2036     855.5  3/1/2006  141,600.00
122575646  Primary   SFR          360      357     80  6.875  2/1/2006  5/1/2006   1/1/2036  2,170.21  4/1/2006  378,800.00
122575756  Primary   SFR          360      357  27.13   6.25  2/1/2006  4/1/2006   1/1/2036  1,822.92  3/1/2006  350,000.00
122587395  Primary   SFR          360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  1,136.67  3/1/2006  198,400.00
122591140  Primary   Condo        360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  2,108.33  3/1/2006  368,000.00
122593319  Primary   PUD          360      357     80      7  2/1/2006  4/1/2006   1/1/2036  1,376.67  3/1/2006  236,000.00
122599943  Primary   SFR          360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036  1,679.17  3/1/2006  322,400.00
122621719  Primary   SFR          360      357  31.25      6  2/1/2006  5/1/2006   1/1/2036  1,500.00  4/1/2006  300,000.00
122644256  Investor  SFR          360      357  54.52  6.625  2/1/2006  4/1/2006   1/1/2036  1,098.65  3/1/2006  199,000.00
122649228  Primary   SFR          360      357  61.51      7  2/1/2006  4/1/2006   1/1/2036  1,137.50  3/1/2006  195,000.00
122668829  Primary   SFR          360      357     80      7  2/1/2006  4/1/2006   1/1/2036    890.14  3/1/2006  152,596.00
122670261  Primary   SFR          360      357  79.98   6.25  2/1/2006  4/1/2006   1/1/2036  1,899.48  3/1/2006  364,700.00
122670267  Primary   4-Family     360      357   60.5  6.875  2/1/2006  4/1/2006   1/1/2036  4,159.38  3/1/2006  726,000.00
122733894  Investor  Condo        360      357     65  6.375  2/1/2006  4/1/2006   1/1/2036  1,876.64  3/1/2006  353,250.00
122733915  Primary   SFR          360      357  35.97  6.625  2/1/2006  4/1/2006   1/1/2036    552.08  3/1/2006  100,000.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ----------  --------  -------------  ------------  --------  -------  -----  ------  ------  ----------  ----------

122449472  247,988.00  Purchase  Stated Income    310,000.00  1/1/2016   13.625   2.75       1    2.75  6 MO LIBOR  12/29/2005
122472881  359,399.19  C/O Refi  Stated Income    680,000.00  1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR  12/30/2005
122483371  190,764.00  Purchase  Stated Income    260,000.00  1/1/2016   12.625   2.75       1    2.75  6 MO LIBOR  12/14/2005
122483425   99,999.25  C/O Refi  No Ratio         245,000.00  1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR  11/28/2005
122488452  199,920.00  Purchase  Stated Income    250,000.00  1/1/2016    12.75   2.75       1    2.75  6 MO LIBOR  12/14/2005
122498400  166,800.00  Purchase  Full             210,000.00  1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR  12/20/2005
122498972  260,000.00  C/O Refi  Full             355,000.00  1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR  12/15/2005
122511288  278,751.43  Purchase  Stated Income    350,000.00  1/1/2016    12.75   2.75       1    2.75  6 MO LIBOR  12/20/2005
122511868  285,000.00  C/O Refi  Stated Income    480,000.00  1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR  12/16/2005
122513664  178,800.00  Purchase  Full             224,000.00  1/1/2016   12.125   2.75       1    2.75  6 MO LIBOR  12/23/2005
122516201  360,000.00  C/O Refi  No Doc           615,000.00  1/1/2016   12.125   2.75       1    2.75  6 MO LIBOR  12/30/2005
122516418  375,950.00  Purchase  No Ratio         475,000.00  1/1/2016       12   2.75       1    2.75  6 MO LIBOR  12/19/2005
122517093  330,000.00  C/O Refi  No Doc           527,000.00  1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR  12/29/2005
122519685  151,250.00  C/O Refi  No Doc           295,000.00  1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR  12/23/2005
122523054  159,941.82  C/O Refi  No Ratio         300,000.00  1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR  12/22/2005
122524513  363,145.07  C/O Refi  No Ratio         519,000.00  1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR  12/22/2005
122530888  399,200.00  Purchase  Stated Income    522,000.00  1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR  12/23/2005
122531362   99,100.00  C/O Refi  Stated Income    550,000.00  1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR  12/21/2005
122532502  262,400.00  Purchase  Stated Income    328,000.00  1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR  12/12/2005
122542005  400,000.00  Purchase  No Doc           910,000.00  1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR   12/8/2005
122544203  336,000.00  Purchase  Stated Income    430,000.00  1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR  12/16/2005
122546658  256,000.00  Purchase  Stated Income    320,000.00  1/1/2016     12.5   2.75       1    2.75  6 MO LIBOR  12/29/2005
122556420  203,919.96  Purchase  Stated Income    264,000.00  1/1/2016   13.125   2.75       1    2.75  6 MO LIBOR  12/28/2005
122561416  302,000.00  C/O Refi  No Doc           645,000.00  1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR  12/21/2005
122562671  141,600.00  Purchase  Stated Income    178,000.00  1/1/2016    13.25   2.75       1    2.75  6 MO LIBOR  12/20/2005
122575646  378,800.00  Purchase  Stated Income    475,000.00  1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR  12/27/2005
122575756  350,000.00  C/O Refi  NINA           1,290,000.00  1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR  12/28/2005
122587395  198,400.00  Purchase  Stated Income    257,000.00  1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR  12/28/2005
122591140  368,000.00  Purchase  Stated Income    460,000.00  1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR  12/28/2005
122593319  236,000.00  Purchase  Stated Income    300,000.00  1/1/2016       13   2.75       1    2.75  6 MO LIBOR  12/29/2005
122599943  322,399.17  Purchase  Stated Income    403,000.00  1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR   7/28/2005
122621719  300,000.00  Purchase  Stated Income    960,000.00  1/1/2016       12   2.75       1    2.75  6 MO LIBOR  12/22/2005
122644256  199,000.00  R/T Refi  No Ratio         365,000.00  1/1/2016   12.625   2.25       2    2.25  6 MO LIBOR   12/7/2005
122649228  195,000.00  C/O Refi  No Doc           317,000.00  1/1/2016       13   2.75       1    2.75  6 MO LIBOR  12/21/2005
122668829  152,596.00  Purchase  Stated Income    195,000.00  1/1/2016       13   2.25       2    2.25  6 MO LIBOR  12/15/2005
122670261  364,700.00  Purchase  Stated Income    520,000.00  1/1/2016    12.25   2.25       2    2.25  6 MO LIBOR   12/9/2005
122670267  726,000.00  C/O Refi  No Doc         1,200,000.00  1/1/2016   12.875   2.25       2    2.25  6 MO LIBOR  12/16/2005
122733894  353,250.00  Purchase  Full             544,000.00  1/1/2016   12.375   2.25       2    2.25  6 MO LIBOR  12/19/2005
122733915  100,000.00  C/O Refi  No Doc           278,000.00  1/1/2016   12.625   2.25       2    2.25  6 MO LIBOR  12/21/2005

LOANID     SERVICER
---------  --------

122449472  IndyMac
122472881  IndyMac
122483371  IndyMac
122483425  IndyMac
122488452  IndyMac
122498400  IndyMac
122498972  IndyMac
122511288  IndyMac
122511868  IndyMac
122513664  IndyMac
122516201  IndyMac
122516418  IndyMac
122517093  IndyMac
122519685  IndyMac
122523054  IndyMac
122524513  IndyMac
122530888  IndyMac
122531362  IndyMac
122532502  IndyMac
122542005  IndyMac
122544203  IndyMac
122546658  IndyMac
122556420  IndyMac
122561416  IndyMac
122562671  IndyMac
122575646  IndyMac
122575756  IndyMac
122587395  IndyMac
122591140  IndyMac
122593319  IndyMac
122599943  IndyMac
122621719  IndyMac
122644256  IndyMac
122649228  IndyMac
122668829  IndyMac
122670261  IndyMac
122670267  IndyMac
122733894  IndyMac
122733915  IndyMac

LOANID     OCC       PROPTYPE   OTERM  CORTERM   OLTV   RATE  FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  --------  ---------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

122772646  Primary   SFR          360      357     75    6.5   2/1/2006  5/1/2006   1/1/2036  2,173.44  4/1/2006  401,250.00
122772648  Primary   Condo        360      357     75  6.875   2/1/2006  4/1/2006   1/1/2036  1,912.11  3/1/2006  333,750.00
122312200  Primary   SFR          360      358  54.84   6.25   3/1/2006  4/1/2006   2/1/2036  1,328.13  3/1/2006  255,000.00
122354695  Primary   SFR          360      358     80  6.875   3/1/2006  5/1/2006   2/1/2036  1,947.92  4/1/2006  340,000.00
122439532  Primary   2-Family     360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  2,304.17  3/1/2006  442,400.00
122447050  Primary   Condo        360      358     80  6.875   3/1/2006  4/1/2006   2/1/2036  2,154.17  3/1/2006  376,000.00
122448615  Primary   SFR          360      358  77.28  6.375   3/1/2006  4/1/2006   2/1/2036  2,204.69  3/1/2006  415,000.00
122493724  Primary   PUD          360      358  73.85   6.75   3/1/2006  4/1/2006   2/1/2036  1,350.00  3/1/2006  240,000.00
122533680  Investor  2-Family     360      358  60.48  6.625   3/1/2006  4/1/2006   2/1/2036  2,070.31  3/1/2006  375,000.00
122542892  Primary   Townhouse    360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  1,581.67  3/1/2006  292,000.00
122583617  Primary   PUD          360      358  61.03  6.875   3/1/2006  4/1/2006   2/1/2036    744.79  3/1/2006  130,000.00
122584678  Investor  PUD          360      358  56.54  6.125   3/1/2006  4/1/2006   2/1/2036    816.67  3/1/2006  160,000.00
122620826  Investor  4-Family     360      358     50      6   3/1/2006  4/1/2006   2/1/2036  2,500.00  3/1/2006  500,000.00
122625021  Primary   PUD          360      358   57.2  6.375   3/1/2006  4/1/2006   2/1/2036  1,646.88  3/1/2006  310,000.00
122630871  Primary   SFR          360      358     65   6.25   3/1/2006  4/1/2006   2/1/2036    738.02  3/1/2006  141,700.00
122640391  Primary   PUD          360      358     80  6.625   3/1/2006  5/1/2006   2/1/2036  1,325.00  4/1/2006  240,000.00
122643098  Primary   SFR          360      358  47.98      7   3/1/2006  4/1/2006   2/1/2036  1,458.33  3/1/2006  250,000.00
122645511  Primary   PUD          360      358  52.96  6.375   3/1/2006  4/1/2006   2/1/2036  1,142.19  3/1/2006  215,000.00
122647043  Primary   SFR          360      358  63.22   6.75   3/1/2006  4/1/2006   2/1/2036    928.13  3/1/2006  165,000.00
122648433  Primary   4-Family     360      358  73.45  7.125   3/1/2006  4/1/2006   2/1/2036  3,859.38  3/1/2006  650,000.00
122653621  Primary   SFR          360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  2,080.00  3/1/2006  384,000.00
122670184  Primary   SFR          360      358     80  6.375   3/1/2006  4/1/2006   2/1/2036  1,785.00  3/1/2006  336,000.00
122677636  Primary   Condo        360      358  64.63   6.25   3/1/2006  4/1/2006   2/1/2036  1,380.21  3/1/2006  265,000.00
122693618  Primary   SFR          360      358   64.3  6.125   3/1/2006  4/1/2006   2/1/2036  1,296.46  3/1/2006  254,000.00
122696543  Primary   Condo        360      358  79.99      7   3/1/2006  4/1/2006   2/1/2036  1,646.75  3/1/2006  282,300.00
122702839  Investor  4-Family     360      358  48.95    6.5   3/1/2006  4/1/2006   2/1/2036    967.69  3/1/2006  178,650.00
122709630  Primary   SFR          360      358     65   6.25   3/1/2006  4/1/2006   2/1/2036  1,354.17  3/1/2006  260,000.00
122721197  Investor  Condo        360      358     70  5.875   3/1/2006  5/1/2006   2/1/2036    728.26  4/1/2006  148,750.00
122724029  Primary   SFR          360      358  79.73      7   3/1/2006  4/1/2006   2/1/2036  2,432.50  3/1/2006  417,000.00
122726007  Primary   2-Family     360      358  60.55   6.25   3/1/2006  4/1/2006   2/1/2036  1,822.92  3/1/2006  350,000.00
122726183  Primary   PUD          360      358  68.69    6.5   3/1/2006  4/1/2006   2/1/2036  1,841.67  3/1/2006  340,000.00
122729727  Investor  4-Family     360      358  55.06  6.125   3/1/2006  4/1/2006   2/1/2036  2,950.72  3/1/2006  578,100.00
122732174  Primary   SFR          360      358  32.45      6   3/1/2006  4/1/2006   2/1/2036  2,085.00  3/1/2006  417,000.00
121737961  Investor  PUD          360      354     75   7.25  11/1/2005  5/1/2006  10/1/2035  1,540.63  4/1/2006  255,000.00
122737147  Primary   3-Family     360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  3,694.30  3/1/2006  600,000.00
122671578  Investor  4-Family     360      358  48.27   6.25   3/1/2006  4/1/2006   2/1/2036  2,912.34  3/1/2006  473,000.00
122587281  Primary   PUD          360      358  79.18   5.25   3/1/2006  4/1/2006   2/1/2036  2,120.46  3/1/2006  384,000.00
122457309  Primary   SFR          360      357  48.81  6.125   2/1/2006  4/1/2006   1/1/2036  2,491.20  3/1/2006  410,000.00
121737906  Primary   SFR          360      354  75.72  5.875  11/1/2005  4/1/2006  10/1/2035  2,127.47  3/1/2006  359,650.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

122772646  401,222.78  Purchase  NINA             535,000.00   1/1/2016     12.5   2.25       2    2.25  6 MO LIBOR   12/29/2005
122772648  333,750.00  Purchase  NINA             445,000.00   1/1/2016   12.875   2.25       2    2.25  6 MO LIBOR   12/12/2005
122312200  254,300.00  C/O Refi  No Doc           465,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/12/2006
122354695  340,000.00  Purchase  Stated Income    444,000.00   2/1/2016   12.875   2.75       1    2.75  6 MO LIBOR     1/3/2006
122439532  441,908.00  Purchase  Stated Income    553,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR     2/1/2006
122447050  376,000.00  C/O Refi  Stated Income    470,000.00   2/1/2016   12.875   2.75       1    2.75  6 MO LIBOR    1/28/2006
122448615  415,000.00  C/O Refi  No Ratio         537,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR    1/27/2006
122493724  239,977.05  C/O Refi  No Ratio         325,000.00   2/1/2016    12.75   2.75       1    2.75  6 MO LIBOR    1/19/2006
122533680  375,000.00  C/O Refi  NINA             620,000.00   2/1/2016   12.625   2.75       1    2.75  6 MO LIBOR    1/11/2006
122542892  292,000.00  Purchase  Stated Income    410,000.00   2/1/2016     12.5   2.75       1    2.75  6 MO LIBOR    1/31/2006
122583617  130,000.00  C/O Refi  NINA             213,000.00   2/1/2016   12.875   2.75       1    2.75  6 MO LIBOR    1/13/2006
122584678  160,000.00  C/O Refi  Full             283,000.00   2/1/2016   12.125   2.75       1    2.75  6 MO LIBOR     1/3/2006
122620826  500,000.00  Purchase  Stated Income  1,000,000.00   2/1/2016       12   2.75       1    2.75  6 MO LIBOR     1/6/2006
122625021  310,000.00  C/O Refi  No Ratio         542,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR    1/11/2006
122630871  141,700.00  C/O Refi  No Doc           218,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR     1/9/2006
122640391  240,000.00  C/O Refi  Stated Income    300,000.00   2/1/2016   12.625   2.75       1    2.75  6 MO LIBOR     1/4/2006
122643098  250,000.00  C/O Refi  No Doc           521,000.00   2/1/2016       13   2.75       1    2.75  6 MO LIBOR    1/25/2006
122645511  215,000.00  C/O Refi  No Doc           406,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR    1/11/2006
122647043  164,929.00  C/O Refi  No Doc           261,000.00   2/1/2016    12.75   2.75       1    2.75  6 MO LIBOR     1/9/2006
122648433  650,000.00  C/O Refi  Stated Income    885,000.00   2/1/2016   13.125   2.75       1    2.75  6 MO LIBOR    1/19/2006
122653621  383,983.40  C/O Refi  Stated Income    480,000.00   2/1/2016     12.5   2.75       1    2.75  6 MO LIBOR    1/18/2006
122670184  336,000.00  C/O Refi  Stated Income    420,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR    1/26/2006
122677636  265,000.00  C/O Refi  No Doc           410,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/18/2006
122693618  254,000.00  C/O Refi  No Doc           395,000.00   2/1/2016   12.125   2.75       1    2.75  6 MO LIBOR    1/25/2006
122696543  282,300.00  Purchase  Stated Income    360,000.00   2/1/2016       13   2.75       1    2.75  6 MO LIBOR    1/30/2006
122702839  178,650.00  Purchase  Stated Income    365,000.00   2/1/2016     12.5   2.75       1    2.75  6 MO LIBOR    1/17/2006
122709630  259,995.43  C/O Refi  No Doc           400,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/23/2006
122721197  148,750.00  C/O Refi  No Ratio         212,500.00   2/1/2016   11.875   2.75       1    2.75  6 MO LIBOR    1/31/2006
122724029  417,000.00  C/O Refi  No Ratio         523,000.00   2/1/2016       13   2.75       1    2.75  6 MO LIBOR    1/24/2006
122726007  350,000.00  C/O Refi  Stated Income    578,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/26/2006
122726183  339,900.00  C/O Refi  Stated Income    495,000.00   2/1/2016     12.5   2.75       1    2.75  6 MO LIBOR    1/20/2006
122729727  578,100.00  R/T Refi  Stated Income  1,050,000.00   2/1/2016   12.125   2.75       1    2.75  6 MO LIBOR    1/27/2006
122732174  417,000.00  R/T Refi  No Ratio       1,285,000.00   2/1/2016       12   2.75       1    2.75  6 MO LIBOR    1/13/2006
121737961  255,000.00  Purchase  No Ratio         340,000.00  10/1/2015    13.25   2.25       2    2.25  6 MO LIBOR    9/20/2005
122737147  598,858.43  Purchase  Stated Income    750,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/26/2006
122671578  472,099.38  C/O Refi  No Doc           980,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/20/2006
122587281  383,117.15  Purchase  Full             485,000.00   2/1/2016    10.25   2.75       2    2.75  12 MO LIBOR    1/6/2006
122457309  408,784.16  C/O Refi  No Doc           840,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   12/6/2005
121737906  357,422.79  Purchase  Stated Income    525,000.00  10/1/2015   11.875   2.25       2    2.25  6 MO LIBOR    9/21/2005

LOANID     SERVICER
---------  --------

122772646  IndyMac
122772648  IndyMac
122312200  IndyMac
122354695  IndyMac
122439532  IndyMac
122447050  IndyMac
122448615  IndyMac
122493724  IndyMac
122533680  IndyMac
122542892  IndyMac
122583617  IndyMac
122584678  IndyMac
122620826  IndyMac
122625021  IndyMac
122630871  IndyMac
122640391  IndyMac
122643098  IndyMac
122645511  IndyMac
122647043  IndyMac
122648433  IndyMac
122653621  IndyMac
122670184  IndyMac
122677636  IndyMac
122693618  IndyMac
122696543  IndyMac
122702839  IndyMac
122709630  IndyMac
122721197  IndyMac
122724029  IndyMac
122726007  IndyMac
122726183  IndyMac
122729727  IndyMac
122732174  IndyMac
121737961  IndyMac
122737147  IndyMac
122671578  IndyMac
122587281  IndyMac
122457309  IndyMac
121737906  IndyMac

LOANID     OCC        PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  ---------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

122392752  Primary    SFR          360      357  64.74  5.875   2/1/2006  4/1/2006   1/1/2036  2,052.64  3/1/2006  347,000.00
122457347  Investor   Condo        360      358     50  6.125   3/1/2006  4/1/2006   2/1/2036  2,141.83  3/1/2006  352,500.00
122703892  Primary    SFR          360      358  56.61  5.875   3/1/2006  4/1/2006   2/1/2036  1,975.74  3/1/2006  334,000.00
122436865  Primary    SFR          360      357     65   6.25   2/1/2006  4/1/2006   1/1/2036  2,181.18  3/1/2006  354,250.00
122489660  Primary    SFR          360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036  2,070.25  3/1/2006  340,720.00
122406862  Investor   SFR          360      357     80  6.875   2/1/2006  5/1/2006   1/1/2036  2,569.91  4/1/2006  391,200.00
122493543  Primary    SFR          360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  2,115.95  3/1/2006  343,656.00
122705487  Primary    SFR          360      358     80  6.375   3/1/2006  4/1/2006   2/1/2036  2,121.16  3/1/2006  340,000.00
122589989  Primary    SFR          360      358  77.83   6.25   3/1/2006  4/1/2006   2/1/2036  1,988.77  3/1/2006  323,000.00
121746117  Primary    SFR          360      355     80  6.375  12/1/2005  4/1/2006  11/1/2035  1,966.44  3/1/2006  315,200.00
122410558  Primary    SFR          360      358     80  6.375   3/1/2006  4/1/2006   2/1/2036  1,871.61  3/1/2006  300,000.00
122590594  Primary    SFR          360      358     80  5.875   3/1/2006  4/1/2006   2/1/2036  1,443.35  3/1/2006  244,000.00
122360218  Primary    Condo        360      358  78.25  7.125   3/1/2006  4/1/2006   2/1/2036  1,924.14  3/1/2006  285,600.00
122113086  Secondary  PUD          360      358  79.98   6.25   3/1/2006  4/1/2006   2/1/2036  1,462.64  3/1/2006  237,550.00
122196040  Primary    SFR          360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  1,325.02  3/1/2006  215,200.00
122583024  Primary    PUD          360      358     80  6.625   3/1/2006  4/1/2006   2/1/2036  1,459.91  3/1/2006  228,000.00
122444413  Primary    SFR          360      357  51.25   6.25   2/1/2006  4/1/2006   1/1/2036  1,262.22  3/1/2006  205,000.00
122626602  Secondary  SFR          360      357  34.19    6.5   2/1/2006  4/1/2006   1/1/2036  1,264.14  3/1/2006  200,000.00
122549160  Primary    Condo        360      357     90  6.625   2/1/2006  4/1/2006   1/1/2036  1,267.82  3/1/2006  198,000.00
122620358  Primary    2-Family     360      358  47.69  6.375   3/1/2006  4/1/2006   2/1/2036  1,160.40  3/1/2006  186,000.00
122510564  Investor   PUD          360      358  53.62   6.25   3/1/2006  4/1/2006   2/1/2036  1,115.99  3/1/2006  181,250.00
122713094  Primary    SFR          360      358  39.32   6.25   3/1/2006  4/1/2006   2/1/2036    997.46  3/1/2006  162,000.00
122716826  Investor   SFR          360      358     75  6.375   3/1/2006  4/1/2006   2/1/2036     959.2  3/1/2006  153,750.00
122453477  Primary    SFR          360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036  1,103.64  3/1/2006  168,000.00
121606512  Primary    SFR          360      351     90  6.875   8/1/2005  4/1/2006   7/1/2035  1,034.66  3/1/2006  157,500.00
122713912  Primary    SFR          360      358  25.22  6.375   3/1/2006  4/1/2006   2/1/2036    904.61  3/1/2006  145,000.00
122537489  Primary    SFR          360      358  43.48  5.875   3/1/2006  4/1/2006   2/1/2036    709.85  3/1/2006  120,000.00
121438487  Primary    SFR          360      350     90  6.875   7/1/2005  4/1/2006   6/1/2035    798.17  3/1/2006  121,500.00
122593040  Primary    SFR          360      358     80   7.75   3/1/2006  4/1/2006   2/1/2036  1,031.63  3/1/2006  144,000.00
122268595  Primary    Condo        360      357     80   7.25   2/1/2006  4/1/2006   1/1/2036    856.27  3/1/2006  125,520.00
121480678  Primary    Condo        360      351     95   7.42   8/1/2005  4/1/2006   7/1/2035    856.77  3/1/2006  123,500.00
122551927  Primary    2-Family     360      358     20   6.25   3/1/2006  4/1/2006   2/1/2036    615.72  3/1/2006  100,000.00
122746408  Investor   SFR          360      358  61.35    6.5   3/1/2006  4/1/2006   2/1/2036    632.07  3/1/2006  100,000.00
121746591  Investor   SFR          360      355     75      7  12/1/2005  5/1/2006  11/1/2035    249.49  4/1/2006   37,500.00
122406870  Investor   Condo        360      357     80  5.875   2/1/2006  4/1/2006   1/1/2036    444.54  3/1/2006   90,800.00
122406911  Secondary  Condo        360      357  76.92  6.375   2/1/2006  4/1/2006   1/1/2036  1,247.74  3/1/2006  200,000.00
122406935  Investor   PUD          360      357  74.08  5.625   2/1/2006  4/1/2006   1/1/2036    803.91  3/1/2006  171,500.00
121611292  Primary    SFR          360      354   54.9      6  11/1/2005  4/1/2006  10/1/2035  2,155.98  3/1/2006  359,600.00
122490040  Primary    Condo        360      356     80  6.875   1/1/2006  5/1/2006  12/1/2035  1,200.37  4/1/2006  209,520.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL     FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ----------  ---------  -------  -----  ------  ------  -----------  ----------

122392752  345,933.43  C/O Refi  No Doc         536,000.00   1/1/2016   10.875   2.75       2    2.75  12 MO LIBOR  12/22/2005
122457347  351,813.03  C/O Refi  Full           705,000.00   2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR    1/5/2006
122703892  333,317.27  C/O Refi  NINA           590,000.00   2/1/2016   11.875   2.75       1    2.75  6 MO LIBOR    1/27/2006
122436865  353,236.35  C/O Refi  Stated Income  545,000.00   1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR   12/15/2005
122489660  339,721.44  Purchase  Stated Income  426,000.00   1/1/2016   12.125   2.75       1    2.75  6 MO LIBOR   12/20/2005
122406862  390,208.36  Purchase  Stated Income  490,000.00   1/1/2016   11.875   2.25       2    2.25  12 MO LIBOR   12/8/2005
122493543  343,002.15  Purchase  Stated Income  430,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR     1/6/2006
122705487  339,368.51  C/O Refi  Full           425,000.00   2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   1/19/2006
122589989  322,385.45  C/O Refi  Stated Income  415,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/23/2006
121746117  313,724.71  C/O Refi  Stated Income  394,000.00  11/1/2015   12.375   2.25       2    2.25  6 MO LIBOR   10/19/2005
122410558  299,442.80  Purchase  Stated Income  382,000.00   2/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/30/2005
122590594  243,501.25  C/O Refi  Stated Income  305,000.00   2/1/2016   10.875   2.75       2    2.75  12 MO LIBOR   1/13/2006
122360218  285,141.86  C/O Refi  Stated Income  365,000.00   2/1/2016   12.125   2.75       2    2.75  12 MO LIBOR   1/24/2006
122113086  237,098.03  Purchase  Full           297,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/10/2006
122196040  214,790.56  C/O Refi  Stated Income  269,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/26/2006
122583024  227,596.57  Purchase  Stated Income  285,000.00   2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/19/2006
122444413  204,411.29  C/O Refi  NINA           400,000.00   1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR   12/16/2005
122626602  199,454.63  Purchase  No Doc         595,000.00   1/1/2016     12.5   2.75       1    2.75  6 MO LIBOR   12/27/2005
122549160  197,473.01  Purchase  Stated Income  220,000.00   1/1/2016   12.625   2.75       1    2.75  6 MO LIBOR   12/14/2005
122620358  185,654.54  C/O Refi  Stated Income  390,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR     1/5/2006
122510564  180,905.14  C/O Refi  No Ratio       338,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/4/2006
122713094  161,691.78  R/T Refi  No Doc         412,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/25/2006
122716826  153,464.44  C/O Refi  Stated Income  205,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR    1/26/2006
122453477  167,518.34  Purchase  Stated Income  236,000.00   1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR   12/29/2005
121606512  156,281.51  Purchase  No Doc         175,000.00   7/1/2015   12.875   3.54       1    3.54  6 MO LIBOR    6/29/2005
122713912  144,634.79  C/O Refi  No Doc         575,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/24/2006
122537489  119,754.70  C/O Refi  No Doc         276,000.00   2/1/2016   10.875   2.75       2    2.75  12 MO LIBOR   1/17/2006
121438487  120,452.51  Purchase  NINA           142,000.00   6/1/2015   12.875   3.54       1    3.54  6 MO LIBOR    5/31/2005
122593040  143,796.08  C/O Refi  No Doc         180,000.00   2/1/2016    12.75   2.75       2    2.75  12 MO LIBOR   1/18/2006
122268595  125,224.46  Purchase  Full           158,000.00   1/1/2016    13.25   2.75       1    2.75  6 MO LIBOR   12/14/2005
121480678  122,640.82  Purchase  Full           130,000.00   7/1/2015    13.42   3.67       1    3.67  6 MO LIBOR    6/27/2005
122551927   99,809.73  R/T Refi  Stated Income  500,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/19/2006
122746408   99,725.64  C/O Refi  No Ratio       163,000.00   2/1/2016     12.5   2.75       1    2.75  6 MO LIBOR    1/25/2006
121746591   37,344.30  C/O Refi  Stated Income   50,000.00  11/1/2015       13   2.25       2    2.25  6 MO LIBOR    10/7/2005
122406870   90,800.00  Purchase  Full           115,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR   12/2/2005
122406911  199,441.33  Purchase  Stated Income  260,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/15/2005
122406935  171,500.00  Purchase  Full           232,000.00   1/1/2016   10.625   2.25       2    2.25  12 MO LIBOR  12/23/2005
121611292  357,425.09  C/O Refi  Stated Income  655,000.00  10/1/2015       12   2.75       1    2.75  6 MO LIBOR    9/23/2005
122490040  209,520.01  Purchase  Stated Income  265,000.00  12/1/2015   12.875   2.75       1    2.75  6 MO LIBOR   11/23/2005

LOANID     SERVICER
---------  --------

122392752  IndyMac
122457347  IndyMac
122703892  IndyMac
122436865  IndyMac
122489660  IndyMac
122406862  IndyMac
122493543  IndyMac
122705487  IndyMac
122589989  IndyMac
121746117  IndyMac
122410558  IndyMac
122590594  IndyMac
122360218  IndyMac
122113086  IndyMac
122196040  IndyMac
122583024  IndyMac
122444413  IndyMac
122626602  IndyMac
122549160  IndyMac
122620358  IndyMac
122510564  IndyMac
122713094  IndyMac
122716826  IndyMac
122453477  IndyMac
121606512  IndyMac
122713912  IndyMac
122537489  IndyMac
121438487  IndyMac
122593040  IndyMac
122268595  IndyMac
121480678  IndyMac
122551927  IndyMac
122746408  IndyMac
121746591  IndyMac
122406870  IndyMac
122406911  IndyMac
122406935  IndyMac
121611292  IndyMac
122490040  IndyMac

LOANID     OCC        PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  ---------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

122544613  Primary    PUD          360      358  43.07   6.25   3/1/2006  5/1/2006   2/1/2036    975.91  4/1/2006  158,500.00
122410560  Primary    SFR          360      357     80  6.375   2/1/2006  4/1/2006   1/1/2036  2,163.59  3/1/2006  346,800.00
122406882  Primary    Condo        360      357     80  6.875   2/1/2006  5/1/2006   1/1/2036  1,668.60  4/1/2006  254,000.00
122373197  Primary    SFR          360      358  74.29   5.75   3/1/2006  4/1/2006   2/1/2036  1,868.75  3/1/2006  390,000.00
121737883  Primary    Condo        360      354     80      6  11/1/2005  5/1/2006  10/1/2035    599.55  4/1/2006  100,000.00
122508862  Primary    PUD          360      357     80      6   2/1/2006  5/1/2006   1/1/2036  2,076.00  4/1/2006  415,200.00
122756021  Primary    PUD          360      358  41.84      6   3/1/2006  5/1/2006   2/1/2036     692.5  4/1/2006  138,500.00
122775432  Investor   SFR          360      358   56.5      6   3/1/2006  4/1/2006   2/1/2036  1,000.00  3/1/2006  200,000.00
121915598  Primary    SFR          360      356   71.3  6.125   1/1/2006  4/1/2006  12/1/2035  2,041.67  3/1/2006  400,000.00
122594364  Primary    SFR          360      356  17.44  6.125   1/1/2006  5/1/2006  12/1/2035    867.71  4/1/2006  170,000.00
122650579  Primary    SFR          360      356     80  6.125   1/1/2006  4/1/2006  12/1/2035  1,837.50  3/1/2006  360,000.00
122430271  Primary    SFR          360      357  43.23   6.25   2/1/2006  4/1/2006   1/1/2036  2,161.46  3/1/2006  415,000.00
122436780  Primary    Condo        360      357  79.05   6.25   2/1/2006  4/1/2006   1/1/2036  1,729.17  3/1/2006  332,000.00
122624652  Primary    SFR          360      357  51.43   6.25   2/1/2006  5/1/2006   1/1/2036     937.5  4/1/2006  180,000.00
121620825  Primary    Townhouse    360      358  42.31   6.25   3/1/2006  5/1/2006   2/1/2036  1,015.93  4/1/2006  165,000.00
122627542  Primary    SFR          360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  1,395.83  3/1/2006  268,000.00
122741080  Primary    SFR          360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036    770.83  3/1/2006  148,000.00
122107363  Primary    SFR          360      356  78.86  6.375   1/1/2006  5/1/2006  12/1/2035  2,199.38  4/1/2006  414,000.00
122486858  Primary    SFR          360      358  79.14  6.375   3/1/2006  4/1/2006   2/1/2036    786.25  3/1/2006  148,000.00
122635963  Investor   3-Family     360      358  64.97  6.375   3/1/2006  4/1/2006   2/1/2036  2,916.56  3/1/2006  549,000.00
122508593  Primary    SFR          360      357     76    6.5   2/1/2006  5/1/2006   1/1/2036  1,132.08  4/1/2006  209,000.00
122519474  Primary    Townhouse    360      357  89.94    6.5   2/1/2006  4/1/2006   1/1/2036    774.58  3/1/2006  143,000.00
122661727  Primary    SFR          360      358   78.9    6.5   3/1/2006  4/1/2006   2/1/2036  1,859.00  3/1/2006  343,200.00
122670258  Primary    Condo        360      357     80  6.625   2/1/2006  4/1/2006   1/1/2036  2,151.44  3/1/2006  336,000.00
122567671  Primary    PUD          360      357     80  6.625   2/1/2006  4/1/2006   1/1/2036     609.5  3/1/2006  110,400.00
122566773  Primary    SFR          360      357     75  6.625   2/1/2006  4/1/2006   1/1/2036    931.64  3/1/2006  168,750.00
122533517  Investor   PUD          360      358  74.26  6.625   3/1/2006  4/1/2006   2/1/2036  1,242.19  3/1/2006  225,000.00
122482174  Primary    SFR          360      357     80   6.75   2/1/2006  4/1/2006   1/1/2036  1,147.50  3/1/2006  204,000.00
121430814  Secondary  SFR          360      351  88.87      7   8/1/2005  4/1/2006   7/1/2035  2,333.33  3/1/2006  400,000.00
121770788  Primary    SFR          360      353  89.73      7  10/1/2005  4/1/2006   9/1/2035  1,002.94  3/1/2006  150,750.00
122629713  Investor   SFR          360      358     80      7   3/1/2006  4/1/2006   2/1/2036  1,446.67  3/1/2006  248,000.00
122613487  Primary    PUD          360      358     80  7.125   3/1/2006  5/1/2006   2/1/2036  1,748.00  4/1/2006  294,400.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL     FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ----------  ---------  -------  -----  ------  ------  -----------  ----------

122544613  157,997.92  C/O Refi  Full           368,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/10/2006
122410560  345,831.23  Purchase  Full           433,500.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR    1/4/2006
122406882  253,356.16  Purchase  Stated Income  320,000.00   1/1/2016   11.875   2.25       2    2.25  12 MO LIBOR  12/21/2005
122373197  389,089.97  R/T Refi  Stated Income  525,000.00   2/1/2016    10.75   2.75       2    2.75  12 MO LIBOR    1/6/2006
121737883   99,395.18  R/T Refi  Full           125,000.00  10/1/2015       12   2.25       2    2.25  6 MO LIBOR    9/27/2005
122508862  415,096.20  R/T Refi  Stated Income  519,000.00   1/1/2016       12   2.75       1    2.75  6 MO LIBOR   12/14/2005
122756021  138,500.00  C/O Refi  No Doc         331,000.00   2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/25/2006
122775432  200,000.00  R/T Refi  Stated Income  354,000.00   2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/27/2006
121915598  400,000.00  R/T Refi  Stated Income  561,000.00  12/1/2015   12.125   2.75       1    2.75  6 MO LIBOR   10/27/2004
122594364  170,000.00  R/T Refi  Full           975,000.00  12/1/2015   12.125   2.75       1    2.75  6 MO LIBOR    3/18/2005
122650579  360,000.00  R/T Refi  Stated Income  450,000.00  12/1/2015   12.125   2.75       1    2.75  6 MO LIBOR     4/1/2005
122430271  415,000.00  R/T Refi  Stated Income  960,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   12/9/2004
122436780  332,000.00  R/T Refi  Stated Income  420,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/22/2005
122624652  180,000.00  R/T Refi  Stated Income  350,000.00   1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR     8/2/2005
121620825  164,686.07  R/T Refi  Full           390,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/10/2006
122627542  268,000.00  R/T Refi  Stated Income  335,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/3/2006
122741080  148,000.00  R/T Refi  Stated Income  185,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/26/2006
122107363  390,000.00  R/T Refi  Stated Income  525,000.00  12/1/2015   12.375   2.75       1    2.75  6 MO LIBOR    10/4/2004
122486858  147,986.40  R/T Refi  Stated Income  187,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/12/2006
122635963  549,000.00  R/T Refi  Stated Income  845,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/10/2006
122508593  209,000.00  R/T Refi  Full           275,000.00   1/1/2016     11.5   2.75       2    2.75  12 MO LIBOR  12/29/2005
122519474  142,872.10  R/T Refi  Full           159,000.00   1/1/2016     11.5   2.75       2    2.75  12 MO LIBOR  12/20/2005
122661727  343,200.00  R/T Refi  Stated Income  435,000.00   2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR   1/26/2006
122670258  335,105.76  R/T Refi  Stated Income  420,000.00   1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   12/8/2005
122567671  110,400.00  R/T Refi  Stated Income  138,000.00   1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/19/2005
122566773  168,750.00  R/T Refi  Stated Income  225,000.00   1/1/2016   12.625   2.75       1    2.75  6 MO LIBOR   12/22/2005
122533517  225,000.00  R/T Refi  Stated Income  303,000.00   2/1/2016   12.625   2.75       1    2.75  6 MO LIBOR     1/5/2006
122482174  204,000.00  R/T Refi  Full           255,000.00   1/1/2016    12.75   2.75       1    2.75  6 MO LIBOR    12/7/2005
121430814  400,000.00  R/T Refi  Stated Income  450,100.00   7/1/2015       13   3.78       1    3.78  6 MO LIBOR    6/29/2005
121770788  149,869.76  R/T Refi  Full           168,000.00   9/1/2015       13    3.4       1     3.4  6 MO LIBOR    8/16/2005
122629713  248,000.00  R/T Refi  Stated Income  310,000.00   2/1/2016       12   2.75       2    2.75  12 MO LIBOR   1/26/2006
122613487  294,400.00  R/T Refi  Stated Income  368,000.00   2/1/2016   12.125   2.75       2    2.75  12 MO LIBOR    1/9/2006

LOANID     SERVICER
---------  --------

122544613  IndyMac
122410560  IndyMac
122406882  IndyMac
122373197  IndyMac
121737883  IndyMac
122508862  IndyMac
122756021  IndyMac
122775432  IndyMac
121915598  IndyMac
122594364  IndyMac
122650579  IndyMac
122430271  IndyMac
122436780  IndyMac
122624652  IndyMac
121620825  IndyMac
122627542  IndyMac
122741080  IndyMac
122107363  IndyMac
122486858  IndyMac
122635963  IndyMac
122508593  IndyMac
122519474  IndyMac
122661727  IndyMac
122670258  IndyMac
122567671  IndyMac
122566773  IndyMac
122533517  IndyMac
122482174  IndyMac
121430814  IndyMac
121770788  IndyMac
122629713  IndyMac
122613487  IndyMac

                                  EXHIBIT D-6B

                      LOAN GROUP 6B MORTGAGE LOAN SCHEDULE

                                     D-6B-1

LOANID     OCC      PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  -------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

122406858  Primary  PUD         360      357     80    5.5   2/1/2006  5/1/2006   1/1/2036  2,135.75  4/1/2006    465,982.00
122406876  Primary  SFR         360      357     80  5.875   2/1/2006  5/1/2006   1/1/2036  2,095.42  4/1/2006    428,000.00
122406888  Primary  SFR         360      357     75  6.375   2/1/2006  5/1/2006   1/1/2036  2,908.59  4/1/2006    547,500.00
122406903  Primary  PUD         360      357  88.77   6.75   2/1/2006  4/1/2006   1/1/2036  2,446.59  3/1/2006    434,950.00
122406905  Primary  SFR         360      357   61.9    6.5   2/1/2006  5/1/2006   1/1/2036  3,520.83  4/1/2006    650,000.00
122406949  Primary  PUD         360      357  73.79  6.125   2/1/2006  4/1/2006   1/1/2036  2,730.73  3/1/2006    535,000.00
122406963  Primary  SFR         360      357     80  6.375   2/1/2006  5/1/2006   1/1/2036  2,983.50  4/1/2006    561,600.00
122410564  Primary  PUD         360      357     80   6.25   2/1/2006  4/1/2006   1/1/2036  2,270.42  3/1/2006    435,920.00
122487445  Primary  SFR         360      357  59.94   6.25   2/1/2006  4/1/2006   1/1/2036  4,854.17  3/1/2006    932,000.00
121746118  Primary  PUD         360      355     80    6.5  12/1/2005  4/1/2006  11/1/2035  2,448.33  3/1/2006    452,000.00
121746581  Primary  SFR         360      354     80  6.625  11/1/2005  4/1/2006  10/1/2035  3,091.67  3/1/2006    560,000.00
122410556  Primary  SFR         360      357   77.7   6.75   2/1/2006  4/1/2006   1/1/2036  2,818.97  3/1/2006    501,150.00
122490070  Primary  PUD         360      357     80   6.25   2/1/2006  5/1/2006   1/1/2036  3,168.49  4/1/2006    608,350.00
122377847  Primary  SFR         360      359  68.86  6.875   4/1/2006  4/1/2006   3/1/2036  3,723.96  4/1/2006    650,000.00
122454731  Primary  SFR         360      359     80  6.875   4/1/2006  5/1/2006   3/1/2036  2,470.42  4/1/2006    431,200.00
122546367  Primary  SFR         360      359  79.66  6.875   4/1/2006  4/1/2006   3/1/2036  2,692.71  4/1/2006    470,000.00
122583281  Primary  Condo       360      359  58.93  6.375   4/1/2006  4/1/2006   3/1/2036  4,382.81  4/1/2006    825,000.00
122598311  Primary  PUD         360      359  68.02   6.25   4/1/2006  4/1/2006   3/1/2036  4,125.31  4/1/2006    670,000.00
122667880  Primary  SFR         360      359  61.13  5.875   4/1/2006  4/1/2006   3/1/2036  2,325.52  4/1/2006    475,000.00
122675604  Primary  SFR         360      359  74.42  6.375   4/1/2006  4/1/2006   3/1/2036  4,250.00  4/1/2006    800,000.00
122679945  Primary  SFR         360      359     80  6.375   4/1/2006  4/1/2006   3/1/2036  2,847.50  4/1/2006    536,000.00
122701732  Primary  SFR         360      359     80  6.375   4/1/2006  5/1/2006   3/1/2036  2,516.00  4/1/2006    473,600.00
122704816  Primary  SFR         360      359     80  5.875   4/1/2006  4/1/2006   3/1/2036  3,857.92  4/1/2006    788,000.00
122705991  Primary  SFR         360      359   70.4  6.125   4/1/2006  4/1/2006   3/1/2036  2,673.49  4/1/2006    440,000.00
122723818  Primary  SFR         360      359     80  6.375   4/1/2006  4/1/2006   3/1/2036  4,887.50  4/1/2006    920,000.00
122730954  Primary  SFR         360      359     65  6.375   4/1/2006  4/1/2006   3/1/2036  3,107.81  4/1/2006    585,000.00
122738075  Primary  PUD         360      359  72.29   5.99   4/1/2006  5/1/2006   3/1/2036  2,219.30  4/1/2006    444,600.00
122762972  Primary  SFR         360      359     80      6   4/1/2006  5/1/2006   3/1/2036  2,600.00  4/1/2006    520,000.00
122781096  Primary  SFR         360      359     80  6.125   4/1/2006  4/1/2006   3/1/2036  2,980.83  4/1/2006    584,000.00
122790609  Primary  Condo       360      359     80   6.75   4/1/2006  5/1/2006   3/1/2036  2,551.50  4/1/2006    453,600.00
122810900  Primary  SFR         360      359  54.44      6   4/1/2006  5/1/2006   3/1/2036  2,450.00  4/1/2006    490,000.00
121737907  Investor Condo       360      354  77.23    6.5  11/1/2005  5/1/2006  10/1/2035  2,342.71  4/1/2006    432,500.00
121746101  Primary  PUD         360      355     80  6.125  12/1/2005  5/1/2006  11/1/2035  2,257.06  4/1/2006    442,200.00
121746132  Primary  SFR         360      355  66.67    6.5  12/1/2005  5/1/2006  11/1/2035  5,416.67  4/1/2006  1,000,000.00
121746148  Primary  SFR         360      355     80  6.875  12/1/2005  4/1/2006  11/1/2035  2,566.67  3/1/2006    448,000.00
121746151  Primary  SFR         360      355  79.87   6.25  12/1/2005  5/1/2006  11/1/2035  3,906.25  4/1/2006    750,000.00
121746589  Primary  Condo       360      355     80  6.875  12/1/2005  5/1/2006  11/1/2035  2,520.83  4/1/2006    440,000.00
122443524  Primary  SFR         360      356     70    6.5   1/1/2006  4/1/2006  12/1/2035  2,415.29  3/1/2006    445,900.00
122468606  Primary  PUD         360      356  73.55  5.875   1/1/2006  5/1/2006  12/1/2035  3,059.90  4/1/2006    625,000.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

122406858  465,982.00  Purchase  Stated Income    582,500.00   1/1/2016     10.5   2.25       2    2.25  12 MO LIBOR  12/16/2005
122406876  428,000.00  Purchase  Stated Income    535,000.00   1/1/2016   10.875   2.25       2    2.25  12 MO LIBOR  12/21/2005
122406888  547,500.00  C/O Refi  Stated Income    730,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR   12/8/2005
122406903  434,950.00  C/O Refi  Full             490,000.00   1/1/2016    11.75   2.25       2    2.25  12 MO LIBOR  12/13/2005
122406905  650,000.00  C/O Refi  Full           1,050,000.00   1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR   12/1/2005
122406949  535,000.00  C/O Refi  Full             725,000.00   1/1/2016   11.125   2.25       2    2.25  12 MO LIBOR  12/23/2005
122406963  561,599.80  Purchase  Full             702,000.00   1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/22/2005
122410564  435,920.00  Purchase  Full             565,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/29/2005
122487445  932,000.00  C/O Refi  Stated Income  1,555,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   12/9/2005
121746118  452,000.00  C/O Refi  Stated Income    565,000.00  11/1/2015     12.5   2.25       2    2.25   6 MO LIBOR  10/17/2005
121746581  559,659.56  Purchase  Stated Income    735,000.00  10/1/2015   12.625   2.25       2    2.25   6 MO LIBOR   9/30/2005
122410556  501,150.00  C/O Refi  Full             645,000.00   1/1/2016    12.75   2.25       2    2.25   6 MO LIBOR  12/28/2005
122490070  608,350.00  Purchase  Stated Income    812,000.00   1/1/2016    12.25   2.75       1    2.75   6 MO LIBOR   12/1/2005
122377847  650,000.00  C/O Refi  NINA             944,000.00   3/1/2016   11.875   2.75       2    2.75  12 MO LIBOR    2/1/2006
122454731  431,200.00  Purchase  Stated Income    540,000.00   3/1/2016   11.875   2.75       2    2.75  12 MO LIBOR    2/6/2006
122546367  470,000.00  C/O Refi  No Ratio         590,000.00   3/1/2016   11.875   2.75       2    2.75  12 MO LIBOR   1/31/2006
122583281  825,000.00  C/O Refi  NINA           1,400,000.00   3/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    2/3/2006
122598311  669,364.27  C/O Refi  Full             985,000.00   3/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    2/1/2006
122667880  475,000.00  C/O Refi  No Doc           777,000.00   3/1/2016   11.875   2.75       1    2.75   6 MO LIBOR    2/3/2006
122675604  800,000.00  C/O Refi  Stated Income  1,075,000.00   3/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/30/2006
122679945  536,000.00  C/O Refi  Stated Income    670,000.00   3/1/2016   12.375   2.75       1    2.75   6 MO LIBOR   1/27/2006
122701732  473,600.00  Purchase  Stated Income    592,000.00   3/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/31/2006
122704816  788,000.00  Purchase  Stated Income    985,000.00   3/1/2016   10.875   2.75       2    2.75  12 MO LIBOR    2/2/2006
122705991  439,572.34  C/O Refi  Full             625,000.00   3/1/2016   12.125   2.75       1    2.75   6 MO LIBOR    2/2/2006
122723818  920,000.00  Purchase  Stated Income  1,200,000.00   3/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    2/2/2006
122730954  585,000.00  C/O Refi  NINA             900,000.00   3/1/2016   12.375   2.75       1    2.75   6 MO LIBOR    2/1/2006
122738075  444,598.40  C/O Refi  Stated Income    615,000.00   3/1/2016    11.99   2.75       1    2.75   6 MO LIBOR    2/3/2006
122762972  520,000.00  Purchase  Stated Income    650,000.00   3/1/2016       12   2.75       1    2.75   6 MO LIBOR    2/6/2006
122781096  584,000.00  C/O Refi  Stated Income    730,000.00   3/1/2016   11.125   2.75       2    2.75  12 MO LIBOR    2/2/2006
122790609  453,600.00  Purchase  Stated Income    567,000.00   3/1/2016    11.75   2.75       2    2.75  12 MO LIBOR    2/2/2006
122810900  489,500.00  C/O Refi  No Doc           900,000.00   3/1/2016       12   2.75       1    2.75   6 MO LIBOR   1/31/2006
121737907  432,500.00  R/T Refi  Stated Income    560,000.00  10/1/2015     12.5   2.25       2    2.25   6 MO LIBOR   9/27/2005
121746101  442,200.00  Purchase  Stated Income    555,000.00  11/1/2015   12.125   2.25       2    2.25   6 MO LIBOR  10/28/2005
121746132  847,013.29  Purchase  No Ratio       1,500,000.00  11/1/2015     12.5   2.25       2    2.25   6 MO LIBOR  10/17/2005
121746148  448,000.00  C/O Refi  No Doc           560,000.00  11/1/2015   12.875   2.25       2    2.25   6 MO LIBOR  10/17/2005
121746151  750,000.00  Purchase  Stated Income    939,000.00  11/1/2015    12.25   2.25       2    2.25   6 MO LIBOR  10/20/2005
121746589  439,665.53  Purchase  Stated Income    550,000.00  11/1/2015   12.875   2.25       2    2.25   6 MO LIBOR   10/6/2005
122443524  445,840.00  C/O Refi  No Doc           637,000.00  12/1/2015     12.5   2.75       1    2.75   6 MO LIBOR  11/23/2005
122468606  595,000.00  Purchase  No Ratio         886,000.00  12/1/2015   10.875   2.75       2    2.75  12 MO LIBOR  11/21/2005

LOANID     SERVICER
---------  --------

122406858  IndyMac
122406876  IndyMac
122406888  IndyMac
122406903  IndyMac
122406905  IndyMac
122406949  IndyMac
122406963  IndyMac
122410564  IndyMac
122487445  IndyMac
121746118  IndyMac
121746581  IndyMac
122410556  IndyMac
122490070  IndyMac
122377847  IndyMac
122454731  IndyMac
122546367  IndyMac
122583281  IndyMac
122598311  IndyMac
122667880  IndyMac
122675604  IndyMac
122679945  IndyMac
122701732  IndyMac
122704816  IndyMac
122705991  IndyMac
122723818  IndyMac
122730954  IndyMac
122738075  IndyMac
122762972  IndyMac
122781096  IndyMac
122790609  IndyMac
122810900  IndyMac
121737907  IndyMac
121746101  IndyMac
121746132  IndyMac
121746148  IndyMac
121746151  IndyMac
121746589  IndyMac
122443524  IndyMac
122468606  IndyMac

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI      PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  ---------  --------  ------------

122558677  Primary    SFR         360      356     80   6.25  1/1/2006  4/1/2006  12/1/2035   3,083.07  3/1/2006    591,950.00
121948463  Primary    PUD         360      357     80  6.375  2/1/2006  5/1/2006   1/1/2036   4,012.27  4/1/2006    755,250.00
122152123  Primary    SFR         360      357     80   6.75  2/1/2006  5/1/2006   1/1/2036   5,400.00  4/1/2006    960,000.00
122368105  Primary    Condo       360      357     80  6.375  2/1/2006  5/1/2006   1/1/2036   3,608.25  4/1/2006    679,200.00
122368147  Primary    2-Family    360      357  77.17   6.25  2/1/2006  5/1/2006   1/1/2036   3,328.13  4/1/2006    639,000.00
122372573  Primary    SFR         360      357  40.54  6.125  2/1/2006  5/1/2006   1/1/2036   3,828.13  4/1/2006    750,000.00
122373679  Investor   Condo       360      357     65   6.25  2/1/2006  5/1/2006   1/1/2036   5,502.97  4/1/2006    893,750.00
122433498  Primary    Condo       360      357     80  6.875  2/1/2006  5/1/2006   1/1/2036   2,704.17  4/1/2006    472,000.00
122443517  Primary    SFR         360      357  35.29   6.25  2/1/2006  5/1/2006   1/1/2036   3,125.00  4/1/2006    600,000.00
122459133  Investor   SFR         360      357  60.28  6.375  2/1/2006  5/1/2006   1/1/2036   3,939.22  4/1/2006    741,500.00
122472882  Primary    SFR         360      357     80  6.625  2/1/2006  5/1/2006   1/1/2036   3,224.17  4/1/2006    584,000.00
122477220  Primary    SFR         360      357  61.54   6.25  2/1/2006  5/1/2006   1/1/2036  15,625.00  4/1/2006  3,000,000.00
122493194  Primary    PUD         360      357     80  6.125  2/1/2006  5/1/2006   1/1/2036   2,797.08  4/1/2006    548,000.00
122497764  Primary    SFR         360      357  52.14  6.375  2/1/2006  4/1/2006   1/1/2036   3,878.13  3/1/2006    730,000.00
122509677  Primary    PUD         360      357     75   6.25  2/1/2006  5/1/2006   1/1/2036   4,294.63  4/1/2006    697,500.00
122509980  Primary    Condo       360      357  52.44      6  2/1/2006  5/1/2006   1/1/2036   2,255.00  4/1/2006    451,000.00
122510927  Primary    SFR         360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036   3,029.00  3/1/2006    559,200.00
122511482  Primary    SFR         360      357  79.87   6.75  2/1/2006  5/1/2006   1/1/2036   2,650.50  4/1/2006    471,200.00
122524918  Primary    SFR         360      357  69.23   6.25  2/1/2006  5/1/2006   1/1/2036   3,515.63  4/1/2006    675,000.00
122528018  Primary    PUD         360      357     80  6.625  2/1/2006  5/1/2006   1/1/2036   4,696.58  4/1/2006    850,700.00
122537260  Primary    SFR         360      357     80  6.375  2/1/2006  5/1/2006   1/1/2036   2,549.79  4/1/2006    479,960.00
122538256  Primary    SFR         360      357     63      7  2/1/2006  5/1/2006   1/1/2036   3,675.00  4/1/2006    630,000.00
122545100  Primary    SFR         360      357     80  6.125  2/1/2006  5/1/2006   1/1/2036   2,364.25  4/1/2006    463,200.00
122554033  Primary    SFR         360      357     80   6.75  2/1/2006  5/1/2006   1/1/2036   3,420.00  4/1/2006    608,000.00
122556565  Primary    SFR         360      357     80    6.5  2/1/2006  5/1/2006   1/1/2036   2,860.00  4/1/2006    528,000.00
122561133  Primary    SFR         360      357     75   7.25  2/1/2006  5/1/2006   1/1/2036   4,100.78  4/1/2006    678,750.00
122566140  Primary    Condo       360      357  34.64    6.5  2/1/2006  5/1/2006   1/1/2036   2,627.08  4/1/2006    485,000.00
122582306  Primary    SFR         360      357     80  6.625  2/1/2006  6/1/2006   1/1/2036   2,672.08  5/1/2006    484,000.00
122584521  Primary    PUD         360      357     60  6.125  2/1/2006  5/1/2006   1/1/2036   3,629.06  4/1/2006    711,000.00
122644255  Primary    SFR         360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036   2,875.00  3/1/2006    552,000.00
122670268  Primary    SFR         360      357  55.08  6.625  2/1/2006  4/1/2006   1/1/2036   6,066.29  3/1/2006  1,098,800.00
122733898  Investor   SFR         360      357     65  6.625  2/1/2006  5/1/2006   1/1/2036   2,960.55  4/1/2006    536,250.00
122244530  Primary    PUD         360      358  56.19  6.125  3/1/2006  5/1/2006   2/1/2036   3,011.46  4/1/2006    590,000.00
122315112  Primary    SFR         360      358   66.7   6.25  3/1/2006  5/1/2006   2/1/2036   3,619.79  4/1/2006    695,000.00
122457285  Primary    PUD         360      358  35.71   6.25  3/1/2006  5/1/2006   2/1/2036   2,604.17  4/1/2006    500,000.00
122467921  Primary    SFR         360      358  48.73      6  3/1/2006  5/1/2006   2/1/2036   2,680.00  4/1/2006    536,000.00
122531738  Secondary  Condo       360      358  63.29  6.625  3/1/2006  4/1/2006   2/1/2036   2,760.42  3/1/2006    500,000.00
122561407  Primary    4-Family    360      358     80   6.25  3/1/2006  5/1/2006   2/1/2036   4,625.00  4/1/2006    888,000.00
122569376  Primary    SFR         360      358     75  6.125  3/1/2006  5/1/2006   2/1/2036   4,210.94  4/1/2006    825,000.00

LOANID     COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

122558677    591,870.11  Purchase  No Ratio         742,000.00  12/1/2015    12.25   2.25       2    2.25   6 MO LIBOR  11/17/2005
121948463    755,250.00  Purchase  Stated Income    944,500.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/29/2005
122152123    959,951.93  Purchase  Stated Income  1,200,000.00   1/1/2016    12.75   2.75       1    2.75   6 MO LIBOR  12/21/2005
122368105    679,000.00  Purchase  Stated Income    849,000.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   12/5/2005
122368147    639,000.00  Purchase  No Ratio         839,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   12/2/2005
122372573    748,000.00  C/O Refi  Stated Income  1,850,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   12/9/2005
122373679    891,192.66  C/O Refi  No Ratio       1,375,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/20/2005
122433498    472,000.00  Purchase  No Ratio         595,000.00   1/1/2016   12.875   2.75       1    2.75   6 MO LIBOR  12/21/2005
122443517    594,250.00  C/O Refi  No Ratio       1,700,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/20/2005
122459133    739,500.00  C/O Refi  Stated Income  1,230,000.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/13/2005
122472882    584,000.00  C/O Refi  Stated Income    730,000.00   1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/22/2005
122477220  3,000,000.00  C/O Refi  Full           4,875,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/16/2005
122493194    548,000.00  Purchase  Stated Income    685,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/23/2005
122497764    730,000.00  C/O Refi  NINA           1,400,000.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/13/2005
122509677    695,493.36  Purchase  Stated Income    960,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/22/2005
122509980    449,385.00  C/O Refi  No Doc           860,000.00   1/1/2016       11   2.75       2    2.75  12 MO LIBOR   12/8/2005
122510927    559,200.00  Purchase  Stated Income    710,000.00   1/1/2016     12.5   2.75       1    2.75   6 MO LIBOR  12/19/2005
122511482    471,200.00  Purchase  Stated Income    590,000.00   1/1/2016    11.75   2.75       2    2.75  12 MO LIBOR   12/7/2005
122524918    675,000.00  Purchase  No Ratio         975,000.00   1/1/2016    12.25   2.75       1    2.75   6 MO LIBOR   12/7/2005
122528018    849,853.45  Purchase  Full           1,065,000.00   1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   12/1/2005
122537260    479,960.00  Purchase  Stated Income    635,000.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/22/2005
122538256    630,000.00  C/O Refi  NINA           1,000,000.00   1/1/2016       13   2.75       1    2.75   6 MO LIBOR  12/19/2005
122545100    461,840.84  Purchase  Stated Income    580,500.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/20/2005
122554033    607,800.00  C/O Refi  Stated Income    760,000.00   1/1/2016    12.75   2.75       1    2.75   6 MO LIBOR   12/9/2005
122556565    528,000.00  Purchase  Stated Income    680,000.00   1/1/2016     11.5   2.75       2    2.75  12 MO LIBOR    1/3/2006
122561133    678,250.18  C/O Refi  Stated Income    905,000.00   1/1/2016    12.25   2.75       2    2.75  12 MO LIBOR  12/22/2005
122566140    485,000.00  C/O Refi  No Doc         1,400,000.00   1/1/2016     11.5   2.75       2    2.75  12 MO LIBOR  12/19/2005
122582306    484,000.00  Purchase  Stated Income    613,000.00   1/1/2016   12.625   2.75       1    2.75   6 MO LIBOR  12/30/2005
122584521    710,000.00  Purchase  No Doc         1,185,000.00   1/1/2016   12.125   2.75       1    2.75   6 MO LIBOR  12/20/2005
122644255    552,000.00  Purchase  Full             710,000.00   1/1/2016    11.25   2.75       2    2.75   1 YR CMT     12/5/2005
122670268  1,098,766.29  Purchase  Stated Income  1,995,000.00   1/1/2016   12.625   2.25       2    2.25   6 MO LIBOR  12/13/2005
122733898    536,250.00  Purchase  Stated Income    825,000.00   1/1/2016   12.625   2.25       2    2.25   6 MO LIBOR  12/23/2005
122244530    590,000.00  C/O Refi  No Ratio       1,050,000.00   2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/18/2006
122315112    695,000.00  C/O Refi  NINA           1,042,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/4/2006
122457285    500,000.00  C/O Refi  No Doc         1,400,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/3/2006
122467921    536,000.00  C/O Refi  No Doc         1,100,000.00   2/1/2016       11   2.75       2    2.75  12 MO LIBOR    1/5/2006
122531738    500,000.00  C/O Refi  Stated Income    790,000.00   2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/20/2006
122561407    887,799.48  Purchase  Full           1,110,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/6/2006
122569376    825,000.00  R/T Refi  Stated Income  1,100,000.00   2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/30/2005

LOANID     SERVICER
---------  --------

122558677  IndyMac
121948463  IndyMac
122152123  IndyMac
122368105  IndyMac
122368147  IndyMac
122372573  IndyMac
122373679  IndyMac
122433498  IndyMac
122443517  IndyMac
122459133  IndyMac
122472882  IndyMac
122477220  IndyMac
122493194  IndyMac
122497764  IndyMac
122509677  IndyMac
122509980  IndyMac
122510927  IndyMac
122511482  IndyMac
122524918  IndyMac
122528018  IndyMac
122537260  IndyMac
122538256  IndyMac
122545100  IndyMac
122554033  IndyMac
122556565  IndyMac
122561133  IndyMac
122566140  IndyMac
122582306  IndyMac
122584521  IndyMac
122644255  IndyMac
122670268  IndyMac
122733898  IndyMac
122244530  IndyMac
122315112  IndyMac
122457285  IndyMac
122467921  IndyMac
122531738  IndyMac
122561407  IndyMac
122569376  IndyMac

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI      PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  ---------  --------  ---------  ---------  --------  ------------

122574278  Primary    PUD         360      358     80  7.375   3/1/2006  5/1/2006   2/1/2036   3,726.83  4/1/2006    606,400.00
122577040  Primary    SFR         360      358     80  7.375   3/1/2006  4/1/2006   2/1/2036   3,933.33  3/1/2006    640,000.00
122600305  Investor   4-Family    360      358     75  6.875   3/1/2006  4/1/2006   2/1/2036   5,478.52  3/1/2006    956,250.00
122603995  Secondary  Condo       360      358     70    6.5   3/1/2006  5/1/2006   2/1/2036   8,406.50  4/1/2006  1,330,000.00
122608237  Primary    SFR         360      358     80  7.125   3/1/2006  4/1/2006   2/1/2036   2,493.75  3/1/2006    420,000.00
122636439  Primary    PUD         360      358     80   6.25   3/1/2006  5/1/2006   2/1/2036   2,916.25  4/1/2006    559,920.00
122645293  Investor   SFR         360      358   62.5   6.25   3/1/2006  4/1/2006   2/1/2036   2,604.17  3/1/2006    500,000.00
122688061  Primary    Condo       360      358   63.8   6.25   3/1/2006  4/1/2006   2/1/2036   3,322.92  3/1/2006    638,000.00
122694713  Primary    PUD         360      358  79.76  6.375   3/1/2006  5/1/2006   2/1/2036   3,185.38  4/1/2006    599,600.00
122695092  Primary    SFR         360      358  62.86  6.125   3/1/2006  5/1/2006   2/1/2036   2,807.29  4/1/2006    550,000.00
122697646  Primary    SFR         360      358  72.73  5.875   3/1/2006  5/1/2006   2/1/2036   4,895.83  4/1/2006  1,000,000.00
122701036  Primary    SFR         360      358     80   6.25   3/1/2006  5/1/2006   2/1/2036   3,041.67  4/1/2006    584,000.00
122701060  Primary    SFR         360      358  33.34  6.125   3/1/2006  5/1/2006   2/1/2036  10,039.90  4/1/2006  1,967,000.00
122702221  Primary    SFR         360      358     80   6.75   3/1/2006  5/1/2006   2/1/2036   3,330.00  4/1/2006    592,000.00
122702936  Primary    SFR         360      358  59.88      6   3/1/2006  5/1/2006   2/1/2036   5,000.00  4/1/2006  1,000,000.00
122712690  Primary    SFR         360      358  50.94  6.125   3/1/2006  5/1/2006   2/1/2036   8,319.79  4/1/2006  1,630,000.00
122720771  Primary    PUD         360      358     80  5.375   3/1/2006  5/1/2006   2/1/2036   3,135.84  4/1/2006    560,000.00
122724305  Primary    PUD         360      358     80   5.75   3/1/2006  5/1/2006   2/1/2036   2,480.17  4/1/2006    517,600.00
122756650  Primary    SFR         360      358     80  6.625   3/1/2006  5/1/2006   2/1/2036   2,870.83  4/1/2006    519,999.00
122764372  Primary    PUD         360      358     80  6.375   3/1/2006  5/1/2006   2/1/2036   2,346.00  4/1/2006    441,600.00
122781912  Primary    SFR         360      358     80  6.375   3/1/2006  4/1/2006   2/1/2036   3,095.70  3/1/2006    582,720.00
122796026  Primary    PUD         360      358     80   7.25   3/1/2006  5/1/2006   2/1/2036   3,625.00  4/1/2006    600,000.00
121737816  Primary    SFR         360      353  32.97  5.875  10/1/2005  4/1/2006   9/1/2035   3,583.75  3/1/2006    732,000.00
121737835  Primary    SFR         360      354     70   5.75  11/1/2005  4/1/2006  10/1/2035   3,354.17  3/1/2006    700,000.00
121737870  Secondary  SFR         360      354     80  5.625  11/1/2005  4/1/2006  10/1/2035   2,118.75  3/1/2006    452,000.00
121737872  Primary    SFR         360      354     80   5.75  11/1/2005  4/1/2006  10/1/2035   2,779.17  3/1/2006    580,000.00
121738398  Investor   PUD         360      354     80      6  11/1/2005  4/1/2006  10/1/2035   2,848.00  3/1/2006    569,600.00
122245196  Primary    PUD         360      356  67.45   6.25   1/1/2006  4/1/2006  12/1/2035   3,125.00  3/1/2006    600,000.00
122278845  Primary    PUD         360      356   55.5      6   1/1/2006  4/1/2006  12/1/2035   4,995.00  3/1/2006    999,000.00
122311659  Primary    SFR         360      356     80  5.875   1/1/2006  4/1/2006  12/1/2035   2,252.08  3/1/2006    460,000.00
122443263  Primary    2-Family    360      356     80    6.5   1/1/2006  4/1/2006  12/1/2035   7,826.00  3/1/2006  1,444,800.00
122465557  Primary    SFR         360      356  69.93  6.125   1/1/2006  4/1/2006  12/1/2035   5,104.16  3/1/2006    999,999.00
122504984  Secondary  SFR         360      356     80      7   1/1/2006  4/1/2006  12/1/2035   2,963.33  3/1/2006    508,000.00
122122840  Primary    SFR         360      357  63.46  6.125   2/1/2006  5/1/2006   1/1/2036   2,623.54  4/1/2006    514,000.00
122141692  Primary    SFR         360      357   74.9   6.25   2/1/2006  4/1/2006   1/1/2036   2,906.25  3/1/2006    558,000.00
122157915  Primary    SFR         360      357     80  6.375   2/1/2006  4/1/2006   1/1/2036   2,762.50  3/1/2006    520,000.00
122229265  Primary    SFR         360      357  71.43  6.375   2/1/2006  4/1/2006   1/1/2036   3,984.38  3/1/2006    750,000.00
122239190  Primary    SFR         360      357  43.43  5.875   2/1/2006  4/1/2006   1/1/2036   4,890.94  3/1/2006    999,000.00
122245622  Primary    SFR         360      357  79.97    7.5   2/1/2006  5/1/2006   1/1/2036   2,618.75  4/1/2006    419,000.00

LOANID     COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

122574278    606,400.00  C/O Refi  Stated Income    758,000.00   2/1/2016   12.375   2.75       2    2.75  12 MO LIBOR    1/3/2006
122577040    640,000.00  C/O Refi  No Doc           800,000.00   2/1/2016   12.375   2.75       2    2.75  12 MO LIBOR   1/20/2006
122600305    956,250.00  Purchase  Stated Income  1,275,000.00   2/1/2016   11.875   2.75       2    2.75  12 MO LIBOR    1/4/2006
122603995  1,327,588.82  Purchase  Full           1,900,000.00   2/1/2016     12.5   2.75       1    2.75  6 MO LIBOR     1/3/2006
122608237    420,000.00  Purchase  Stated Income    525,000.00   2/1/2016   12.125   2.75       2    2.75  12 MO LIBOR   1/11/2006
122636439    559,920.00  Purchase  Stated Income    700,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/11/2006
122645293    500,000.00  Purchase  No Ratio         930,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/25/2006
122688061    638,000.00  R/T Refi  No Doc         1,000,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/19/2006
122694713    599,600.00  Purchase  Stated Income    762,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/31/2006
122695092    548,736.97  C/O Refi  Stated Income    875,000.00   2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/10/2006
122697646  1,000,000.00  C/O Refi  Stated Income  1,375,000.00   2/1/2016   10.875   2.75       2    2.75  12 MO LIBOR   1/18/2006
122701036    584,000.00  Purchase  Stated Income    730,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/25/2006
122701060  1,967,000.00  R/T Refi  No Doc         5,900,000.00   2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/11/2006
122702221    592,000.00  C/O Refi  Stated Income    740,000.00   2/1/2016    11.75   2.75       2    2.75  12 MO LIBOR   1/23/2006
122702936  1,000,000.00  C/O Refi  No Doc         1,670,000.00   2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/18/2006
122712690  1,630,000.00  R/T Refi  No Doc         3,200,000.00   2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/17/2006
122720771    558,742.17  Purchase  Stated Income    700,000.00   2/1/2016   10.375   2.75       2    2.75  12 MO LIBOR   1/20/2006
122724305    517,600.00  Purchase  Full             647,000.00   2/1/2016    10.75   2.75       2    2.75  12 MO LIBOR   1/20/2006
122756650    519,999.00  Purchase  NINA             650,000.00   2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/26/2006
122764372    441,600.00  C/O Refi  No Ratio         552,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR    1/30/2006
122781912    582,720.00  Purchase  Stated Income    730,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR    1/26/2006
122796026    600,000.00  Purchase  No Doc           750,000.00   2/1/2016    12.25   2.75       2    2.75  12 MO LIBOR   1/31/2006
121737816    732,000.00  C/O Refi  Full           2,220,000.00   9/1/2015   10.875   2.25       2    2.25  12 MO LIBOR   8/26/2005
121737835    699,838.73  C/O Refi  Stated Income  1,000,000.00  10/1/2015    10.75   2.75       2    2.75  12 MO LIBOR   9/26/2005
121737870    451,894.07  Purchase  Full             577,700.00  10/1/2015   10.625   2.25       2    2.25  12 MO LIBOR   9/20/2005
121737872    580,000.00  Purchase  Stated Income    730,000.00  10/1/2015    10.75   2.25       2    2.25  12 MO LIBOR    9/2/2005
121738398    569,285.27  C/O Refi  Stated Income    712,000.00  10/1/2015       11   2.25       2    2.25  12 MO LIBOR   9/26/2005
122245196    600,000.00  Purchase  No Ratio         890,000.00  12/1/2015    11.25   2.75       2    2.75  12 MO LIBOR   11/2/2005
122278845    999,000.00  C/O Refi  NINA           1,800,000.00  12/1/2015       11   2.75       2    2.75  12 MO LIBOR   11/1/2005
122311659    459,253.74  Purchase  Stated Income    575,000.00  12/1/2015   10.875   2.75       2    2.75  12 MO LIBOR  11/16/2005
122443263  1,444,499.14  Purchase  Full           1,806,000.00  12/1/2015     11.5   2.75       2    2.75  12 MO LIBOR  11/18/2005
122465557    999,999.00  Purchase  Stated Income  1,430,000.00  12/1/2015   11.125   2.75       2    2.75  12 MO LIBOR  11/28/2005
122504984    508,000.00  Purchase  No Ratio         635,000.00  12/1/2015       12   2.75       2    2.75  12 MO LIBOR  11/28/2005
122122840    513,523.54  C/O Refi  Stated Income    810,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/12/2005
122141692    558,000.00  C/O Refi  No Ratio         745,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   12/8/2005
122157915    519,838.09  C/O Refi  Stated Income    650,000.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/23/2005
122229265    749,984.38  C/O Refi  Full           1,050,000.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/22/2005
122239190    999,000.00  Purchase  No Doc         2,300,000.00   1/1/2016   10.875   2.75       2    2.75  12 MO LIBOR   12/8/2005
122245622    419,000.00  Purchase  Stated Income    524,000.00   1/1/2016     12.5   2.75       2    2.75  12 MO LIBOR  12/23/2005

LOANID     SERVICER
---------  --------

122574278  IndyMac
122577040  IndyMac
122600305  IndyMac
122603995  IndyMac
122608237  IndyMac
122636439  IndyMac
122645293  IndyMac
122688061  IndyMac
122694713  IndyMac
122695092  IndyMac
122697646  IndyMac
122701036  IndyMac
122701060  IndyMac
122702221  IndyMac
122702936  IndyMac
122712690  IndyMac
122720771  IndyMac
122724305  IndyMac
122756650  IndyMac
122764372  IndyMac
122781912  IndyMac
122796026  IndyMac
121737816  IndyMac
121737835  IndyMac
121737870  IndyMac
121737872  IndyMac
121738398  IndyMac
122245196  IndyMac
122278845  IndyMac
122311659  IndyMac
122443263  IndyMac
122465557  IndyMac
122504984  IndyMac
122122840  IndyMac
122141692  IndyMac
122157915  IndyMac
122229265  IndyMac
122239190  IndyMac
122245622  IndyMac

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ----------

122297257  Secondary  PUD         360      357  73.85  6.125  2/1/2006  4/1/2006   1/1/2036  2,450.00  3/1/2006  480,000.00
122313648  Primary    SFR         360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036  2,565.94  3/1/2006  483,000.00
122331576  Primary    PUD         360      357  61.81  6.125  2/1/2006  4/1/2006   1/1/2036  4,542.71  3/1/2006  890,000.00
122349459  Primary    2-Family    360      357  53.89  6.125  2/1/2006  4/1/2006   1/1/2036  3,572.92  3/1/2006  700,000.00
122357149  Primary    Condo       360      357     65  6.125  2/1/2006  4/1/2006   1/1/2036  4,979.88  3/1/2006  975,650.00
122359208  Primary    SFR         360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  2,933.33  3/1/2006  512,000.00
122361063  Primary    PUD         360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036  4,278.08  3/1/2006  789,800.00
122373181  Primary    Condo       360      357     80      7  2/1/2006  4/1/2006   1/1/2036  2,608.03  3/1/2006  447,090.00
122380180  Primary    SFR         360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036  2,762.50  3/1/2006  520,000.00
122392111  Secondary  SFR         360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036  3,931.25  3/1/2006  740,000.00
122394123  Primary    SFR         360      357     65  6.375  2/1/2006  5/1/2006   1/1/2036  3,453.13  4/1/2006  650,000.00
122397096  Primary    Condo       360      357  77.54      6  2/1/2006  4/1/2006   1/1/2036  3,250.00  3/1/2006  650,000.00
122406861  Primary    PUD         360      357  66.06   6.75  2/1/2006  6/1/2006   1/1/2036  2,880.00  5/1/2006  512,000.00
122406871  Primary    SFR         360      357  73.96   5.75  2/1/2006  4/1/2006   1/1/2036  2,994.79  3/1/2006  625,000.00
122406932  Primary    SFR         360      357     90  6.375  2/1/2006  5/1/2006   1/1/2036  2,385.84  4/1/2006  449,100.00
122406954  Primary    Condo       360      357     80    6.5  2/1/2006  5/1/2006   1/1/2036  2,361.67  4/1/2006  436,000.00
122428251  Primary    PUD         360      357  60.87  6.125  2/1/2006  4/1/2006   1/1/2036  3,572.92  3/1/2006  700,000.00
122439762  Primary    SFR         360      357  75.28  6.125  2/1/2006  5/1/2006   1/1/2036  2,363.23  4/1/2006  463,000.00
122443652  Investor   PUD         360      357     80   6.75  2/1/2006  5/1/2006   1/1/2036  2,430.00  4/1/2006  432,000.00
122448256  Primary    SFR         360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036  3,229.17  3/1/2006  620,000.00
122449001  Primary    SFR         360      357  57.78   6.25  2/1/2006  4/1/2006   1/1/2036  2,708.33  3/1/2006  520,000.00
122454788  Primary    SFR         360      357  55.56  6.375  2/1/2006  4/1/2006   1/1/2036  5,312.49  3/1/2006  999,999.00
122458990  Primary    Condo       360      357     50  6.125  2/1/2006  4/1/2006   1/1/2036  3,521.88  3/1/2006  690,000.00
122465893  Primary    SFR         360      357     80  6.125  2/1/2006  5/1/2006   1/1/2036  2,715.42  4/1/2006  532,000.00
122467696  Primary    SFR         360      357  60.94  6.125  2/1/2006  4/1/2006   1/1/2036  4,976.56  3/1/2006  975,000.00
122468221  Primary    SFR         360      357  56.82  6.125  2/1/2006  5/1/2006   1/1/2036  3,190.10  4/1/2006  625,000.00
122474337  Primary    SFR         360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036  3,145.83  3/1/2006  604,000.00
122475234  Primary    SFR         360      357     80  6.565  2/1/2006  4/1/2006   1/1/2036  3,348.15  3/1/2006  612,000.00
122479157  Primary    Condo       360      357     80  7.375  2/1/2006  4/1/2006   1/1/2036  2,806.93  3/1/2006  456,720.00
122482234  Primary    SFR         360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036  3,250.00  3/1/2006  600,000.00
122482933  Primary    PUD         360      357     80  6.125  2/1/2006  5/1/2006   1/1/2036  2,805.20  4/1/2006  549,590.00
122486678  Primary    PUD         360      357     80  6.375  2/1/2006  5/1/2006   1/1/2036  4,101.25  4/1/2006  772,000.00
122487538  Primary    SFR         360      357     80  6.125  2/1/2006  4/1/2006   1/1/2036  2,235.63  3/1/2006  438,000.00
122489215  Primary    SFR         360      357  43.75  6.125  2/1/2006  5/1/2006   1/1/2036  3,572.92  4/1/2006  700,000.00
122489377  Primary    SFR         360      357  74.84      6  2/1/2006  5/1/2006   1/1/2036  2,900.00  4/1/2006  580,000.00
122489695  Primary    SFR         360      357     50      6  2/1/2006  4/1/2006   1/1/2036  5,000.00  3/1/2006  999,999.00
122494314  Primary    SFR         360      357     75      7  2/1/2006  4/1/2006   1/1/2036  3,171.88  3/1/2006  543,750.00
122494620  Primary    PUD         360      357     80  6.125  2/1/2006  4/1/2006   1/1/2036  3,130.90  3/1/2006  613,400.00
122499025  Primary    SFR         360      357     80  6.125  2/1/2006  4/1/2006   1/1/2036  3,511.67  3/1/2006  688,000.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ------------  --------  -------  -----  ------  ------  -----------  ----------

122297257  480,000.00  C/O Refi  Stated Income    650,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/22/2005
122313648  483,000.00  Purchase  Stated Income    620,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/30/2005
122331576  889,999.71  C/O Refi  Stated Income  1,440,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/22/2005
122349459  700,000.00  Purchase  No Ratio       1,300,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   12/6/2005
122357149  975,650.00  Purchase  No Ratio       1,520,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/29/2005
122359208  512,000.00  Purchase  Stated Income    640,000.00  1/1/2016   11.875   2.75       2    2.75  12 MO LIBOR   12/7/2005
122361063  789,800.00  Purchase  Stated Income    987,500.00  1/1/2016     11.5   2.75       2    2.75  12 MO LIBOR  12/29/2005
122373181  447,090.00  Purchase  Stated Income    559,000.00  1/1/2016       12   2.75       2    2.75  12 MO LIBOR  12/20/2005
122380180  519,600.00  Purchase  Stated Income    650,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   12/5/2005
122392111  740,000.00  Purchase  Full             930,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/28/2005
122394123  649,953.13  C/O Refi  No Ratio       1,000,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/15/2005
122397096  650,000.00  Purchase  Stated Income    839,000.00  1/1/2016       11   2.75       2    2.75  12 MO LIBOR  12/13/2005
122406861  512,000.00  C/O Refi  Stated Income    775,000.00  1/1/2016    11.75   2.25       2    2.25  12 MO LIBOR   12/6/2005
122406871  624,999.26  C/O Refi  Full             845,000.00  1/1/2016    10.75   2.25       2    2.25  12 MO LIBOR  12/14/2005
122406932  446,123.97  Purchase  Full             500,000.00  1/1/2016   11.375   2.25       2    2.25  12 MO LIBOR  12/16/2005
122406954  435,683.30  C/O Refi  Stated Income    545,000.00  1/1/2016     11.5   2.25       2    2.25  12 MO LIBOR  12/27/2005
122428251  699,143.66  Purchase  Stated Income  1,150,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/29/2005
122439762  461,079.92  C/O Refi  Stated Income    615,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/19/2005
122443652  427,988.75  Purchase  Full             545,000.00  1/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  12/23/2005
122448256  519,800.00  Purchase  No Ratio         775,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   12/7/2005
122449001  519,415.14  C/O Refi  NINA             900,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/15/2005
122454788  999,999.00  C/O Refi  No Doc         1,800,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   12/7/2005
122458990  690,000.00  C/O Refi  Full           1,380,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/15/2005
122465893  532,000.00  C/O Refi  Full             665,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/23/2005
122467696  975,000.00  C/O Refi  No Ratio       1,600,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/29/2005
122468221  625,000.00  C/O Refi  Stated Income  1,100,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/21/2005
122474337  603,999.83  C/O Refi  Stated Income    755,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/22/2005
122475234  612,000.00  C/O Refi  Stated Income    765,000.00  1/1/2016   11.565   2.75       2    2.75  12 MO LIBOR   12/8/2005
122479157  456,720.00  Purchase  Stated Income    570,900.00  1/1/2016   12.375   2.75       2    2.75  12 MO LIBOR   12/9/2005
122482234  600,000.00  Purchase  Stated Income    925,000.00  1/1/2016     11.5   2.75       2    2.75  12 MO LIBOR  12/27/2005
122482933  549,590.00  Purchase  No Ratio         687,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/20/2005
122486678  767,000.00  Purchase  Stated Income    965,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/27/2005
122487538  437,900.00  Purchase  Stated Income    580,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/16/2005
122489215  700,000.00  C/O Refi  No Doc         1,600,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/22/2005
122489377  580,000.00  C/O Refi  No Doc           775,000.00  1/1/2016       11   2.75       2    2.75  12 MO LIBOR   12/6/2005
122489695  999,999.00  C/O Refi  No Doc         2,000,000.00  1/1/2016       11   2.75       2    2.75  12 MO LIBOR  12/23/2005
122494314  543,675.00  C/O Refi  No Ratio         725,000.00  1/1/2016       12   2.75       2    2.75  12 MO LIBOR  12/22/2005
122494620  613,240.54  Purchase  No Ratio         767,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   12/9/2005
122499025  688,000.00  Purchase  Stated Income    860,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   12/2/2005

LOANID     SERVICER
---------  --------

122297257  IndyMac
122313648  IndyMac
122331576  IndyMac
122349459  IndyMac
122357149  IndyMac
122359208  IndyMac
122361063  IndyMac
122373181  IndyMac
122380180  IndyMac
122392111  IndyMac
122394123  IndyMac
122397096  IndyMac
122406861  IndyMac
122406871  IndyMac
122406932  IndyMac
122406954  IndyMac
122428251  IndyMac
122439762  IndyMac
122443652  IndyMac
122448256  IndyMac
122449001  IndyMac
122454788  IndyMac
122458990  IndyMac
122465893  IndyMac
122467696  IndyMac
122468221  IndyMac
122474337  IndyMac
122475234  IndyMac
122479157  IndyMac
122482234  IndyMac
122482933  IndyMac
122486678  IndyMac
122487538  IndyMac
122489215  IndyMac
122489377  IndyMac
122489695  IndyMac
122494314  IndyMac
122494620  IndyMac
122499025  IndyMac

LOANID     OCC       PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI      PTDATE    OBAL
---------  --------  --------  -----  -------  -----  -----  --------  --------  ---------  ---------  --------  ------------

122499380  Primary   SFR         360      357  41.69   5.75  2/1/2006  4/1/2006   1/1/2036   3,545.83  3/1/2006    740,000.00
122500859  Primary   Condo       360      357     73   6.25  2/1/2006  4/1/2006   1/1/2036   3,500.00  3/1/2006    672,000.00
122505318  Primary   SFR         360      357  60.76  5.875  2/1/2006  4/1/2006   1/1/2036   3,123.54  3/1/2006    638,000.00
122506116  Primary   SFR         360      357     80      6  2/1/2006  5/1/2006   1/1/2036   2,600.00  4/1/2006    520,000.00
122506312  Primary   Condo       360      357  63.96   6.25  2/1/2006  4/1/2006   1/1/2036   3,197.92  3/1/2006    614,000.00
122506376  Investor  2-Family    360      357     60  6.375  2/1/2006  5/1/2006   1/1/2036   3,984.38  4/1/2006    750,000.00
122506516  Primary   SFR         360      357     75  6.625  2/1/2006  4/1/2006   1/1/2036   8,074.22  3/1/2006  1,462,500.00
122506794  Primary   SFR         360      357     80    7.5  2/1/2006  5/1/2006   1/1/2036   2,650.00  4/1/2006    424,000.00
122511574  Investor  PUD         360      357  77.69    6.5  2/1/2006  4/1/2006   1/1/2036   2,735.42  3/1/2006    505,000.00
122512472  Primary   SFR         360      357  62.63   6.25  2/1/2006  4/1/2006   1/1/2036   3,098.96  3/1/2006    595,000.00
122515764  Primary   SFR         360      357     80  6.625  2/1/2006  4/1/2006   1/1/2036   2,535.17  3/1/2006    459,200.00
122519715  Primary   PUD         360      357  64.29   6.25  2/1/2006  4/1/2006   1/1/2036   2,343.75  3/1/2006    450,000.00
122521577  Primary   SFR         360      357  74.67   6.25  2/1/2006  5/1/2006   1/1/2036   4,083.33  4/1/2006    784,000.00
122523771  Primary   SFR         360      357     35  6.375  2/1/2006  5/1/2006   1/1/2036   2,789.06  4/1/2006    525,000.00
122526872  Primary   SFR         360      357     80  6.625  2/1/2006  4/1/2006   1/1/2036   2,429.17  3/1/2006    440,000.00
122528732  Primary   SFR         360      357     95  7.625  2/1/2006  4/1/2006   1/1/2036   2,945.79  3/1/2006    463,600.00
122529335  Primary   SFR         360      357  64.75  6.125  2/1/2006  4/1/2006   1/1/2036   4,593.75  3/1/2006    900,000.00
122529870  Primary   SFR         360      357     80  6.125  2/1/2006  5/1/2006   1/1/2036   2,388.75  4/1/2006    468,000.00
122537830  Primary   SFR         360      357     75  5.875  2/1/2006  5/1/2006   1/1/2036   2,937.50  4/1/2006    600,000.00
122538281  Primary   SFR         360      357     75   6.25  2/1/2006  4/1/2006   1/1/2036   3,632.81  3/1/2006    697,500.00
122542321  Primary   PUD         360      357  53.64  6.125  2/1/2006  4/1/2006   1/1/2036   3,802.60  3/1/2006    745,000.00
122542461  Primary   PUD         360      357     75  6.375  2/1/2006  4/1/2006   1/1/2036   3,346.48  3/1/2006    629,925.00
122543682  Primary   SFR         360      357     80  6.625  2/1/2006  5/1/2006   1/1/2036   2,782.50  4/1/2006    504,000.00
122544683  Primary   SFR         360      357  56.84   6.75  2/1/2006  4/1/2006   1/1/2036   3,037.50  3/1/2006    540,000.00
122546780  Primary   Condo       360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036   3,000.00  3/1/2006    576,000.00
122551337  Primary   PUD         360      357     75   6.25  2/1/2006  5/1/2006   1/1/2036   3,359.38  4/1/2006    645,000.00
122553952  Primary   SFR         360      357     80  6.375  2/1/2006  5/1/2006   1/1/2036   2,592.50  4/1/2006    488,000.00
122555354  Primary   SFR         360      357  65.81   6.75  2/1/2006  4/1/2006   1/1/2036   2,868.75  3/1/2006    510,000.00
122560709  Primary   PUD         360      357     65   6.25  2/1/2006  4/1/2006   1/1/2036   3,046.88  3/1/2006    585,000.00
122560780  Primary   SFR         360      357     80   5.75  2/1/2006  4/1/2006   1/1/2036   4,596.17  3/1/2006    959,200.00
122567327  Primary   SFR         360      357  78.13  7.375  2/1/2006  4/1/2006   1/1/2036   3,072.92  3/1/2006    500,000.00
122568537  Primary   PUD         360      357  79.57   6.25  2/1/2006  4/1/2006   1/1/2036   3,833.33  3/1/2006    736,000.00
122569024  Primary   SFR         360      357  68.97   6.25  2/1/2006  4/1/2006   1/1/2036  10,416.67  3/1/2006  2,000,000.00
122570213  Primary   SFR         360      357     58  6.125  2/1/2006  4/1/2006   1/1/2036   2,368.33  3/1/2006    464,000.00
122572152  Primary   PUD         360      357     80  7.875  2/1/2006  4/1/2006   1/1/2036   3,105.28  3/1/2006    473,186.00
122576762  Primary   SFR         360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036   3,437.50  3/1/2006    600,000.00
122580829  Primary   PUD         360      357  76.34  6.375  2/1/2006  4/1/2006   1/1/2036   5,312.50  3/1/2006  1,000,000.00
122583110  Primary   SFR         360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036   3,686.42  3/1/2006    707,792.00
122585404  Primary   SFR         360      357     80   6.75  2/1/2006  4/1/2006   1/1/2036   2,605.50  3/1/2006    463,200.00

LOANID     COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -------------  ------------  --------  -------  -----  ------  ------  -----------  ----------

122499380    740,000.00  C/O Refi  No Doc         1,775,000.00  1/1/2016    10.75   2.75       2    2.75  12 MO LIBOR  12/16/2005
122500859    672,000.00  R/T Refi  Stated Income    920,500.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/16/2005
122505318    637,298.98  R/T Refi  No Doc         1,050,000.00  1/1/2016   10.875   2.75       2    2.75  12 MO LIBOR  12/15/2005
122506116    520,000.00  C/O Refi  Stated Income    650,000.00  1/1/2016       11   2.75       2    2.75  12 MO LIBOR  12/16/2005
122506312    614,000.00  C/O Refi  Stated Income    960,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/20/2005
122506376    750,000.00  C/O Refi  NINA           1,250,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/15/2005
122506516  1,462,500.00  Purchase  Stated Income  1,950,000.00  1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/15/2005
122506794    424,000.00  Purchase  Stated Income    530,000.00  1/1/2016     12.5   2.75       2    2.75  12 MO LIBOR  12/16/2005
122511574    505,000.00  R/T Refi  Stated Income    650,000.00  1/1/2016     11.5   2.75       2    2.75  12 MO LIBOR  12/22/2005
122512472    595,000.00  C/O Refi  Stated Income    950,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/27/2005
122515764    459,198.33  Purchase  Stated Income    575,000.00  1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   12/2/2005
122519715    450,000.00  C/O Refi  No Doc           700,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/16/2005
122521577    784,000.00  C/O Refi  No Ratio       1,050,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/16/2005
122523771    525,000.00  C/O Refi  Stated Income  1,500,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/13/2005
122526872    440,000.00  C/O Refi  Stated Income    550,000.00  1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/21/2005
122528732    463,600.00  C/O Refi  Stated Income    488,000.00  1/1/2016   12.625   2.75       2    2.75  12 MO LIBOR  12/20/2005
122529335    900,000.00  C/O Refi  No Ratio       1,390,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/21/2005
122529870    468,000.00  Purchase  Stated Income    585,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/17/2005
122537830    600,000.00  Purchase  Stated Income    800,000.00  1/1/2016   10.875   2.75       2    2.75  12 MO LIBOR  12/20/2005
122538281    697,500.00  C/O Refi  Stated Income    930,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/21/2005
122542321    743,000.00  C/O Refi  No Doc         1,389,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/15/2005
122542461    629,617.14  Purchase  Stated Income    850,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/22/2005
122543682    503,947.21  C/O Refi  Stated Income    630,000.00  1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/16/2005
122544683    540,000.00  C/O Refi  No Doc           950,000.00  1/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  12/21/2005
122546780    576,000.00  Purchase  Stated Income    720,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/15/2005
122551337    645,000.00  C/O Refi  Stated Income    860,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/21/2005
122553952    487,977.38  Purchase  Stated Income    610,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/16/2005
122555354    510,000.00  C/O Refi  NINA             775,000.00  1/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  12/19/2005
122560709    585,000.00  C/O Refi  No Doc           900,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/28/2005
122560780    959,200.00  Purchase  Stated Income  1,199,000.00  1/1/2016    10.75   2.75       2    2.75  12 MO LIBOR  12/27/2005
122567327    500,000.00  Purchase  Stated Income    640,000.00  1/1/2016   12.375   2.75       2    2.75  12 MO LIBOR  12/30/2005
122568537    736,000.00  C/O Refi  Full             925,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/22/2005
122569024  2,000,000.00  C/O Refi  Stated Income  2,900,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/23/2005
122570213    464,000.00  C/O Refi  No Doc           800,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/22/2005
122572152    473,186.00  Purchase  Stated Income    600,000.00  1/1/2016   12.875   2.75       2    2.75  12 MO LIBOR  12/20/2005
122576762    600,000.00  C/O Refi  Stated Income    750,000.00  1/1/2016   11.875   2.75       2    2.75  12 MO LIBOR  12/16/2005
122580829  1,000,000.00  Purchase  No Ratio       1,310,000.00  1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/30/2005
122583110    707,390.95  Purchase  Stated Income    885,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/27/2005
122585404    463,200.00  Purchase  Stated Income    580,000.00  1/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  12/27/2005

LOANID     SERVICER
---------  --------

122499380  IndyMac
122500859  IndyMac
122505318  IndyMac
122506116  IndyMac
122506312  IndyMac
122506376  IndyMac
122506516  IndyMac
122506794  IndyMac
122511574  IndyMac
122512472  IndyMac
122515764  IndyMac
122519715  IndyMac
122521577  IndyMac
122523771  IndyMac
122526872  IndyMac
122528732  IndyMac
122529335  IndyMac
122529870  IndyMac
122537830  IndyMac
122538281  IndyMac
122542321  IndyMac
122542461  IndyMac
122543682  IndyMac
122544683  IndyMac
122546780  IndyMac
122551337  IndyMac
122553952  IndyMac
122555354  IndyMac
122560709  IndyMac
122560780  IndyMac
122567327  IndyMac
122568537  IndyMac
122569024  IndyMac
122570213  IndyMac
122572152  IndyMac
122576762  IndyMac
122580829  IndyMac
122583110  IndyMac
122585404  IndyMac

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI      PTDATE    OBAL
---------  --------   --------  -----  -------  -----  -----  --------  --------  ---------  ---------  --------  ------------

122585669  Primary    PUD         360      357     75   6.25  2/1/2006  4/1/2006   1/1/2036   4,951.98  3/1/2006    950,780.00
122589828  Primary    SFR         360      357  55.67  6.125  2/1/2006  4/1/2006   1/1/2036   2,557.19  3/1/2006    501,000.00
122593112  Primary    SFR         360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036   3,408.34  3/1/2006    654,400.00
122599187  Investor   SFR         360      357     80  7.125  2/1/2006  4/1/2006   1/1/2036   3,491.25  3/1/2006    588,000.00
122599564  Primary    SFR         360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036   3,029.00  3/1/2006    559,200.00
122600404  Primary    PUD         360      357  76.92  6.125  2/1/2006  4/1/2006   1/1/2036   5,104.16  3/1/2006    999,999.00
122610732  Primary    SFR         360      357  48.93      7  2/1/2006  4/1/2006   1/1/2036   3,208.33  3/1/2006    550,000.00
122615617  Primary    SFR         360      357  69.51   6.25  2/1/2006  5/1/2006   1/1/2036   3,265.63  4/1/2006    627,000.00
122222029  Primary    PUD         360      358     65   6.25  3/1/2006  5/1/2006   2/1/2036   6,770.83  4/1/2006  1,300,000.00
122288690  Primary    SFR         360      358  63.11    6.5  3/1/2006  4/1/2006   2/1/2036   3,520.83  3/1/2006    650,000.00
122325154  Investor   SFR         360      358  67.59    6.5  3/1/2006  4/1/2006   2/1/2036   2,654.17  3/1/2006    490,000.00
122362025  Primary    PUD         360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036   3,867.50  3/1/2006    728,000.00
122362509  Primary    PUD         360      358     75  6.125  3/1/2006  4/1/2006   2/1/2036   4,249.22  3/1/2006    832,500.00
122384071  Primary    SFR         360      358     80  6.875  3/1/2006  5/1/2006   2/1/2036   2,887.50  4/1/2006    504,000.00
122448522  Primary    SFR         360      358  67.57  6.875  3/1/2006  4/1/2006   2/1/2036   7,877.60  3/1/2006  1,375,000.00
122449086  Primary    PUD         360      358     80  6.625  3/1/2006  4/1/2006   2/1/2036   2,605.83  3/1/2006    472,000.00
122465895  Investor   2-Family    360      358   50.4  6.375  3/1/2006  4/1/2006   2/1/2036   5,046.88  3/1/2006    950,000.00
122467541  Investor   Condo       360      358  59.82  6.375  3/1/2006  4/1/2006   2/1/2036   5,179.69  3/1/2006    975,000.00
122468460  Primary    SFR         360      358     90  6.375  3/1/2006  4/1/2006   2/1/2036   2,653.59  3/1/2006    499,500.00
122489864  Primary    PUD         360      358     65   6.25  3/1/2006  4/1/2006   2/1/2036   4,739.58  3/1/2006    910,000.00
122521275  Investor   PUD         360      358     75   6.25  3/1/2006  4/1/2006   2/1/2036   2,714.84  3/1/2006    521,250.00
122526385  Primary    SFR         360      358     80  6.625  3/1/2006  4/1/2006   2/1/2036   3,312.50  3/1/2006    600,000.00
122527554  Primary    PUD         360      358  68.78  6.375  3/1/2006  4/1/2006   2/1/2036   2,393.28  3/1/2006    450,500.00
122528561  Secondary  SFR         360      358  68.57  6.125  3/1/2006  4/1/2006   2/1/2036   3,062.50  3/1/2006    600,000.00
122531509  Primary    SFR         360      358     80  7.375  3/1/2006  4/1/2006   2/1/2036   3,933.33  3/1/2006    640,000.00
122533516  Primary    SFR         360      358     65  6.375  3/1/2006  4/1/2006   2/1/2036   3,556.72  3/1/2006    669,500.00
122538306  Primary    SFR         360      358  36.36  6.375  3/1/2006  4/1/2006   2/1/2036   3,187.50  3/1/2006    600,000.00
122538486  Primary    PUD         360      358  58.37   6.25  3/1/2006  5/1/2006   2/1/2036   7,812.49  4/1/2006  1,499,999.00
122551612  Primary    SFR         360      358  64.62      6  3/1/2006  5/1/2006   2/1/2036   4,200.00  4/1/2006    840,000.00
122551785  Primary    2-Family    360      358  28.92  6.125  3/1/2006  5/1/2006   2/1/2036   2,730.73  4/1/2006    535,000.00
122553003  Primary    PUD         360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036   2,315.83  3/1/2006    435,920.00
122557730  Primary    Condo       360      358     65  6.875  3/1/2006  4/1/2006   2/1/2036   8,565.10  3/1/2006  1,495,000.00
122569808  Investor   SFR         360      358  66.09   6.25  3/1/2006  4/1/2006   2/1/2036   2,569.53  3/1/2006    493,350.00
122570825  Primary    SFR         360      358     50      6  3/1/2006  4/1/2006   2/1/2036  15,000.00  3/1/2006  3,000,000.00
122572398  Primary    SFR         360      358  62.63  5.875  3/1/2006  4/1/2006   2/1/2036   3,035.42  3/1/2006    620,000.00
122575532  Primary    SFR         360      358  68.02  6.625  3/1/2006  4/1/2006   2/1/2036   2,688.65  3/1/2006    487,000.00
122585745  Primary    SFR         360      358  79.27    6.5  3/1/2006  4/1/2006   2/1/2036   3,520.83  3/1/2006    650,000.00
122589263  Primary    SFR         360      358     75  6.375  3/1/2006  4/1/2006   2/1/2036   3,585.94  3/1/2006    675,000.00
122589509  Primary    PUD         360      358     75    6.5  3/1/2006  4/1/2006   2/1/2036   3,250.00  3/1/2006    600,000.00

LOANID     COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -------------  ------------  --------  -------  -----  ------  ------  -----------  ----------

122585669    950,780.00  Purchase  No Ratio       1,268,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/29/2005
122589828    501,000.00  C/O Refi  No Doc           900,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/28/2005
122593112    653,745.12  R/T Refi  No Ratio         818,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/27/2005
122599187    588,000.00  Purchase  Stated Income    735,000.00  1/1/2016   12.125   2.75       2    2.75  12 MO LIBOR  12/16/2005
122599564    559,200.00  Purchase  Stated Income    699,000.00  1/1/2016     11.5   2.75       2    2.75  12 MO LIBOR  12/28/2005
122600404    999,999.00  Purchase  Stated Income  1,300,000.00  1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/27/2005
122610732    550,000.00  C/O Refi  No Doc         1,124,000.00  1/1/2016       12   2.75       2    2.75  12 MO LIBOR  12/16/2005
122615617    627,000.00  Purchase  Stated Income    902,000.00  1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/16/2005
122222029  1,300,000.00  C/O Refi  Stated Income  2,000,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/6/2006
122288690    650,000.00  C/O Refi  NINA           1,030,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR   1/25/2006
122325154    490,000.00  R/T Refi  Full             725,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR   1/11/2006
122362025    728,000.00  R/T Refi  Stated Income    910,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/29/2005
122362509    832,500.00  Purchase  No Ratio       1,120,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/30/2006
122384071    503,987.50  C/O Refi  Stated Income    630,000.00  2/1/2016   11.875   2.75       2    2.75  12 MO LIBOR   1/20/2006
122448522  1,375,000.00  C/O Refi  Stated Income  2,035,000.00  2/1/2016   11.875   2.75       2    2.75  12 MO LIBOR   1/13/2006
122449086    472,000.00  R/T Refi  Stated Income    590,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/26/2006
122465895    950,000.00  R/T Refi  No Ratio       1,885,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/26/2006
122467541    974,179.69  R/T Refi  Stated Income  1,630,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/29/2005
122468460    499,500.00  Purchase  Stated Income    625,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    2/2/2006
122489864    909,939.58  C/O Refi  Stated Income  1,400,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/11/2006
122521275    521,250.00  Purchase  Stated Income    695,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR    1/4/2006
122526385    600,000.00  C/O Refi  Stated Income    750,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/18/2006
122527554    450,500.00  C/O Refi  Stated Income    655,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/30/2005
122528561    599,900.00  Purchase  Stated Income    875,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR    1/6/2006
122531509    640,000.00  C/O Refi  Stated Income    800,000.00  2/1/2016   12.375   2.75       2    2.75  12 MO LIBOR    2/1/2006
122533516    669,500.00  C/O Refi  No Ratio       1,030,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    1/3/2006
122538306    600,000.00  C/O Refi  No Ratio       1,650,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/28/2005
122538486  1,499,999.00  Purchase  Stated Income  2,570,000.00  2/1/2016    11.25   2.25       2    2.25  12 MO LIBOR   1/12/2006
122551612    838,278.99  Purchase  Stated Income  1,300,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/24/2006
122551785    534,999.46  C/O Refi  Full           1,850,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/24/2006
122553003    435,920.00  Purchase  Stated Income    545,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/10/2006
122557730  1,495,000.00  C/O Refi  No Ratio       2,300,000.00  2/1/2016   11.875   2.75       2    2.75  12 MO LIBOR   1/25/2006
122569808    493,350.00  Purchase  No Doc           759,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/17/2006
122570825  3,000,000.00  R/T Refi  Stated Income  6,000,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/26/2006
122572398    620,000.00  C/O Refi  No Doc           990,000.00  2/1/2016   10.875   2.75       2    2.75  12 MO LIBOR    1/4/2006
122575532    487,000.00  C/O Refi  No Doc           716,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR    1/9/2006
122585745    650,000.00  C/O Refi  Stated Income    820,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR    1/4/2006
122589263    675,000.00  C/O Refi  Stated Income    900,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    1/4/2006
122589509    598,250.00  C/O Refi  Stated Income    800,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR   1/23/2006

LOANID     SERVICER
---------  --------

122585669  IndyMac
122589828  IndyMac
122593112  IndyMac
122599187  IndyMac
122599564  IndyMac
122600404  IndyMac
122610732  IndyMac
122615617  IndyMac
122222029  IndyMac
122288690  IndyMac
122325154  IndyMac
122362025  IndyMac
122362509  IndyMac
122384071  IndyMac
122448522  IndyMac
122449086  IndyMac
122465895  IndyMac
122467541  IndyMac
122468460  IndyMac
122489864  IndyMac
122521275  IndyMac
122526385  IndyMac
122527554  IndyMac
122528561  IndyMac
122531509  IndyMac
122533516  IndyMac
122538306  IndyMac
122538486  IndyMac
122551612  IndyMac
122551785  IndyMac
122553003  IndyMac
122557730  IndyMac
122569808  IndyMac
122570825  IndyMac
122572398  IndyMac
122575532  IndyMac
122585745  IndyMac
122589263  IndyMac
122589509  IndyMac

LOANID     OCC        PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

122589693  Primary    2-Family    360      358  67.86  6.375  3/1/2006  4/1/2006   2/1/2036  3,785.16  3/1/2006    712,500.00
122594470  Primary    SFR         360      358     80  6.625  3/1/2006  4/1/2006   2/1/2036  2,318.75  3/1/2006    420,000.00
122596483  Primary    SFR         360      358     80    6.5  3/1/2006  4/1/2006   2/1/2036  2,383.33  3/1/2006    440,000.00
122598393  Primary    PUD         360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036  3,229.17  3/1/2006    620,000.00
122599168  Secondary  SFR         360      358     80   6.25  3/1/2006  5/1/2006   2/1/2036  2,479.17  4/1/2006    476,000.00
122606077  Primary    SFR         360      358     80   6.75  3/1/2006  4/1/2006   2/1/2036  2,407.50  3/1/2006    428,000.00
122608136  Primary    SFR         360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036  3,196.68  3/1/2006    601,728.00
122610581  Primary    SFR         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  2,591.70  3/1/2006    452,370.00
122615684  Primary    SFR         360      358  72.22  6.375  3/1/2006  5/1/2006   2/1/2036  3,453.13  4/1/2006    650,000.00
122617677  Primary    SFR         360      358   35.5   6.25  3/1/2006  5/1/2006   2/1/2036  2,958.33  4/1/2006    568,000.00
122621655  Primary    PUD         360      358  77.58   6.25  3/1/2006  4/1/2006   2/1/2036  3,333.33  3/1/2006    640,000.00
122622914  Primary    SFR         360      358  78.95    6.5  3/1/2006  4/1/2006   2/1/2036  4,062.50  3/1/2006    750,000.00
122622979  Primary    2-Family    360      358     80  7.125  3/1/2006  4/1/2006   2/1/2036  3,467.50  3/1/2006    584,000.00
122623082  Primary    SFR         360      358     70  5.875  3/1/2006  4/1/2006   2/1/2036  4,594.43  3/1/2006    938,437.00
122633861  Primary    SFR         360      358  44.12  6.375  3/1/2006  4/1/2006   2/1/2036  3,984.38  3/1/2006    750,000.00
122639102  Primary    PUD         360      358  46.81  6.125  3/1/2006  4/1/2006   2/1/2036  3,141.61  3/1/2006    615,500.00
122640151  Primary    PUD         360      358     80  6.125  3/1/2006  4/1/2006   2/1/2036  2,654.17  3/1/2006    520,000.00
122643203  Primary    SFR         360      358  56.94  5.875  3/1/2006  4/1/2006   2/1/2036  2,692.71  3/1/2006    550,000.00
122645961  Primary    SFR         360      358     80      6  3/1/2006  4/1/2006   2/1/2036  3,692.00  3/1/2006    738,400.00
122649257  Primary    SFR         360      358  79.23  6.125  3/1/2006  4/1/2006   2/1/2036  2,628.65  3/1/2006    515,000.00
122653196  Primary    SFR         360      358     80  6.125  3/1/2006  4/1/2006   2/1/2036  4,920.42  3/1/2006    964,000.00
122654664  Primary    SFR         360      358     50  6.125  3/1/2006  4/1/2006   2/1/2036  4,338.54  3/1/2006    850,000.00
122664255  Primary    SFR         360      358  61.35   5.75  3/1/2006  4/1/2006   2/1/2036  4,791.67  3/1/2006  1,000,000.00
122664580  Primary    SFR         360      358  63.18   6.25  3/1/2006  4/1/2006   2/1/2036  3,619.79  3/1/2006    695,000.00
122665141  Primary    SFR         360      358  69.65    6.5  3/1/2006  4/1/2006   2/1/2036  3,244.58  3/1/2006    599,000.00
122669826  Primary    PUD         360      358   79.7   6.25  3/1/2006  4/1/2006   2/1/2036  2,759.64  3/1/2006    529,850.00
122671056  Primary    Condo       360      358     80  6.125  3/1/2006  4/1/2006   2/1/2036  2,980.83  3/1/2006    584,000.00
122671539  Primary    PUD         360      358  57.67  6.375  3/1/2006  4/1/2006   2/1/2036  2,496.88  3/1/2006    470,000.00
122675452  Primary    PUD         360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036  2,645.83  3/1/2006    508,000.00
122676508  Primary    SFR         360      358  78.81  6.375  3/1/2006  4/1/2006   2/1/2036  2,826.25  3/1/2006    532,000.00
122681355  Primary    SFR         360      358  57.14  6.625  3/1/2006  5/1/2006   2/1/2036  5,520.83  4/1/2006  1,000,000.00
122689308  Primary    PUD         360      358     75  6.125  3/1/2006  5/1/2006   2/1/2036  7,082.03  4/1/2006  1,387,500.00
122689311  Primary    PUD         360      358  77.72  6.625  3/1/2006  4/1/2006   2/1/2036  4,140.63  3/1/2006    750,000.00
122694757  Primary    SFR         360      358  79.86  6.125  3/1/2006  4/1/2006   2/1/2036  2,894.06  3/1/2006    567,000.00
122695151  Primary    SFR         360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  2,805.00  3/1/2006    489,600.00
122698280  Primary    SFR         360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036  2,416.67  3/1/2006    464,000.00
122701745  Primary    PUD         360      358  44.59      6  3/1/2006  4/1/2006   2/1/2036  4,125.00  3/1/2006    825,000.00
122703329  Primary    Condo       360      358     80   6.75  3/1/2006  5/1/2006   2/1/2036  3,510.00  4/1/2006    624,000.00
122715029  Primary    SFR         360      358     80  6.875  3/1/2006  5/1/2006   2/1/2036  3,666.67  4/1/2006    640,000.00

LOANID     COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -------------  ------------  --------  -------  -----  ------  ------  -----------  ---------

122589693    712,500.00  C/O Refi  Stated Income  1,050,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/9/2006
122594470    420,000.00  Purchase  No Ratio         525,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  1/13/2006
122596483    440,000.00  Purchase  No Ratio         550,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR  1/10/2006
122598393    619,900.00  C/O Refi  Stated Income    775,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  1/25/2006
122599168    475,783.78  C/O Refi  Stated Income    595,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  1/23/2006
122606077    428,000.00  Purchase  Stated Income    535,000.00  2/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  1/20/2006
122608136    601,728.00  Purchase  Stated Income    752,500.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/3/2006
122610581    452,370.00  Purchase  Stated Income    566,000.00  2/1/2016   11.875   2.75       2    2.75  12 MO LIBOR   2/7/2006
122615684    650,000.00  C/O Refi  Stated Income    900,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/4/2006
122617677    568,000.00  C/O Refi  No Ratio       1,600,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/6/2006
122621655    640,000.00  C/O Refi  Stated Income    825,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/5/2006
122622914    750,000.00  Purchase  Stated Income    950,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR   1/6/2006
122622979    584,000.00  Purchase  Stated Income    730,000.00  2/1/2016   12.125   2.75       2    2.75  12 MO LIBOR  1/17/2006
122623082    938,431.43  Purchase  Stated Income  1,375,000.00  2/1/2016   10.875   2.75       2    2.75  12 MO LIBOR   1/6/2006
122633861    750,000.00  C/O Refi  NINA           1,700,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  1/19/2006
122639102    615,467.23  R/T Refi  Stated Income  1,315,000.00  2/1/2016   11.125   2.25       2    2.25  12 MO LIBOR   1/4/2006
122640151    520,000.00  C/O Refi  Stated Income    650,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/9/2006
122643203    550,000.00  C/O Refi  No Doc           966,000.00  2/1/2016   10.875   2.75       2    2.75  12 MO LIBOR  1/10/2006
122645961    738,400.00  Purchase  Stated Income    925,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR  1/12/2006
122649257    515,000.00  Purchase  Stated Income    650,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  1/17/2006
122653196    964,000.00  Purchase  Stated Income  1,205,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  1/13/2006
122654664    850,000.00  C/O Refi  No Doc         1,700,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  1/11/2006
122664255  1,000,000.00  R/T Refi  No Doc         1,630,000.00  2/1/2016    10.75   2.75       2    2.75  12 MO LIBOR  1/11/2006
122664580    694,919.79  C/O Refi  Stated Income  1,100,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  1/20/2006
122665141    599,000.00  C/O Refi  Stated Income    860,000.00  2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR   1/6/2006
122669826    529,850.00  Purchase  Stated Income    677,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  1/18/2006
122671056    584,000.00  Purchase  Stated Income    730,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  1/11/2006
122671539    470,000.00  C/O Refi  No Doc           815,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  1/11/2006
122675452    508,000.00  C/O Refi  Full             635,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  1/19/2006
122676508    532,000.00  C/O Refi  Stated Income    675,000.00  2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  1/23/2006
122681355    998,200.00  C/O Refi  No Ratio       1,750,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  1/10/2006
122689308  1,387,431.06  Purchase  No Ratio       1,930,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  1/12/2006
122689311    750,000.00  Purchase  Stated Income    965,000.00  2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  1/23/2006
122694757    566,997.74  C/O Refi  Stated Income    710,000.00  2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  1/26/2006
122695151    489,600.00  C/O Refi  Stated Income    612,000.00  2/1/2016   11.875   2.75       2    2.75  12 MO LIBOR  1/26/2006
122698280    464,000.00  C/O Refi  Stated Income    580,000.00  2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  1/26/2006
122701745    825,000.00  C/O Refi  Stated Income  1,850,000.00  2/1/2016       11   2.75       2    2.75  12 MO LIBOR  1/20/2006
122703329    624,000.00  C/O Refi  Stated Income    780,000.00  2/1/2016    11.75   2.75       2    2.75  12 MO LIBOR  1/13/2006
122715029    640,000.00  C/O Refi  Stated Income    800,000.00  2/1/2016   11.875   2.75       2    2.75  12 MO LIBOR  1/12/2006

LOANID     SERVICER
---------  --------

122589693  IndyMac
122594470  IndyMac
122596483  IndyMac
122598393  IndyMac
122599168  IndyMac
122606077  IndyMac
122608136  IndyMac
122610581  IndyMac
122615684  IndyMac
122617677  IndyMac
122621655  IndyMac
122622914  IndyMac
122622979  IndyMac
122623082  IndyMac
122633861  IndyMac
122639102  IndyMac
122640151  IndyMac
122643203  IndyMac
122645961  IndyMac
122649257  IndyMac
122653196  IndyMac
122654664  IndyMac
122664255  IndyMac
122664580  IndyMac
122665141  IndyMac
122669826  IndyMac
122671056  IndyMac
122671539  IndyMac
122675452  IndyMac
122676508  IndyMac
122681355  IndyMac
122689308  IndyMac
122689311  IndyMac
122694757  IndyMac
122695151  IndyMac
122698280  IndyMac
122701745  IndyMac
122703329  IndyMac
122715029  IndyMac

LOANID     OCC       PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  --------  --------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

122715267  Primary   PUD         360      358  79.48  6.375   3/1/2006  5/1/2006   2/1/2036  3,251.25  4/1/2006  612,000.00
122715561  Primary   Condo       360      358  74.09      6   3/1/2006  4/1/2006   2/1/2036  3,037.50  3/1/2006  607,500.00
122716371  Primary   SFR         360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  2,708.33  3/1/2006  520,000.00
122718906  Primary   SFR         360      358     75  6.375   3/1/2006  5/1/2006   2/1/2036  4,821.09  4/1/2006  907,500.00
122719834  Primary   SFR         360      358     80      6   3/1/2006  4/1/2006   2/1/2036  3,560.00  3/1/2006  712,000.00
122722451  Primary   SFR         360      358   70.6  6.375   3/1/2006  4/1/2006   2/1/2036  2,794.38  3/1/2006  526,000.00
122722507  Primary   PUD         360      358  56.57  5.875   3/1/2006  4/1/2006   2/1/2036  4,846.88  3/1/2006  990,000.00
122723319  Primary   SFR         360      358  51.56  5.875   3/1/2006  5/1/2006   2/1/2036  4,039.06  4/1/2006  825,000.00
122726217  Primary   SFR         360      358  63.43  6.375   3/1/2006  4/1/2006   2/1/2036  2,257.81  3/1/2006  425,000.00
122738139  Primary   PUD         360      358     80      6   3/1/2006  4/1/2006   2/1/2036  2,984.00  3/1/2006  596,800.00
122742949  Primary   PUD         360      358  79.31   6.75   3/1/2006  4/1/2006   2/1/2036  3,105.00  3/1/2006  552,000.00
122743169  Primary   SFR         360      358     80  6.125   3/1/2006  5/1/2006   2/1/2036  2,703.17  4/1/2006  529,600.00
122744111  Primary   SFR         360      358     80  6.625   3/1/2006  5/1/2006   2/1/2036  3,577.50  4/1/2006  648,000.00
122752409  Primary   SFR         360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  2,916.67  3/1/2006  560,000.00
122752651  Primary   PUD         360      358     80  5.875   3/1/2006  5/1/2006   2/1/2036  2,322.58  4/1/2006  474,400.00
122805131  Primary   PUD         360      358  54.74  6.375   3/1/2006  4/1/2006   2/1/2036  2,762.50  3/1/2006  520,000.00
122644249  Primary   SFR         360      357  59.57      6   2/1/2006  4/1/2006   1/1/2036  2,475.00  3/1/2006  495,000.00
122644251  Primary   SFR         360      357  58.99    6.5   2/1/2006  4/1/2006   1/1/2036  2,843.75  3/1/2006  525,000.00
122644254  Primary   SFR         360      357  54.81  6.375   2/1/2006  4/1/2006   1/1/2036  2,512.81  3/1/2006  473,000.00
122672133  Primary   SFR         360      357     80  6.125   2/1/2006  5/1/2006   1/1/2036  3,021.67  4/1/2006  592,000.00
122672134  Primary   SFR         360      357  59.41    6.5   2/1/2006  4/1/2006   1/1/2036  3,250.00  3/1/2006  600,000.00
122733910  Primary   SFR         360      357  74.11  6.375   2/1/2006  4/1/2006   1/1/2036  3,015.91  3/1/2006  567,700.00
121367103  Primary   Condo       360      351     90  6.625   8/1/2005  4/1/2006   7/1/2035  2,409.55  3/1/2006  436,445.00
121387535  Investor  Condo       360      351     90    6.5   8/1/2005  4/1/2006   7/1/2035  2,330.40  3/1/2006  430,227.00
121435498  Primary   PUD         360      351  92.76      7   8/1/2005  4/1/2006   7/1/2035  2,916.67  3/1/2006  500,000.00
121664305  Primary   PUD         360      353     90   6.25  10/1/2005  4/1/2006   9/1/2035  2,925.00  3/1/2006  561,600.00
121746077  Primary   SFR         360      353     80      6  10/1/2005  4/1/2006   9/1/2035  2,864.00  3/1/2006  572,800.00
121971957  Primary   SFR         360      353     95      6  10/1/2005  4/1/2006   9/1/2035  2,208.75  3/1/2006  441,750.00
121737803  Primary   SFR         360      354   74.3  5.875  11/1/2005  4/1/2006  10/1/2035  2,080.73  3/1/2006  425,000.00
121737829  Primary   SFR         360      354     80  5.875  11/1/2005  4/1/2006  10/1/2035  2,271.67  3/1/2006  464,000.00
121737917  Primary   SFR         360      354     75  6.625  11/1/2005  4/1/2006  10/1/2035  4,637.50  3/1/2006  840,000.00
121737950  Primary   PUD         360      354     70  5.875  11/1/2005  4/1/2006  10/1/2035  4,866.46  3/1/2006  994,000.00
121738574  Primary   PUD         360      354     80   6.25  11/1/2005  4/1/2006  10/1/2035  2,765.22  3/1/2006  530,922.00
121737975  Primary   2-Family    360      355     75  6.625  12/1/2005  4/1/2006  11/1/2035  4,554.69  3/1/2006  825,000.00
121738000  Primary   SFR         360      355     80   6.75  12/1/2005  4/1/2006  11/1/2035  2,587.50  3/1/2006  460,000.00
121746091  Primary   Condo       360      355     80  6.375  12/1/2005  4/1/2006  11/1/2035  2,231.25  3/1/2006  420,000.00
121746092  Primary   PUD         360      355     80   6.75  12/1/2005  4/1/2006  11/1/2035  2,812.50  3/1/2006  500,000.00
121746100  Primary   SFR         360      355     80  6.125  12/1/2005  4/1/2006  11/1/2035  2,401.00  3/1/2006  470,400.00
121746102  Primary   SFR         360      355     80   6.25  12/1/2005  4/1/2006  11/1/2035  2,239.58  3/1/2006  430,000.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ---------

122715267  611,622.81  C/O Refi  Stated Income    770,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/23/2006
122715561  607,500.00  R/T Refi  Stated Income    820,000.00   2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/25/2006
122716371  519,800.00  C/O Refi  Stated Income    650,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/26/2006
122718906  907,500.00  C/O Refi  Stated Income  1,210,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/25/2006
122719834  712,000.00  Purchase  Stated Income    890,000.00   2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/27/2006
122722451  526,000.00  C/O Refi  Stated Income    745,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/31/2006
122722507  990,000.00  C/O Refi  Stated Income  1,750,000.00   2/1/2016   10.875   2.75       2    2.75  12 MO LIBOR   1/30/2006
122723319  825,000.00  C/O Refi  Stated Income  1,600,000.00   2/1/2016   10.875   2.75       2    2.75  12 MO LIBOR   1/19/2006
122726217  425,000.00  C/O Refi  NINA             670,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/24/2006
122738139  596,800.00  Purchase  Stated Income    746,000.00   2/1/2016       11   2.75       2    2.75  12 MO LIBOR   1/27/2006
122742949  552,000.00  C/O Refi  Stated Income    696,000.00   2/1/2016    11.75   2.75       2    2.75  12 MO LIBOR   1/23/2006
122743169  529,600.00  Purchase  Stated Income    680,000.00   2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/30/2006
122744111  647,996.43  C/O Refi  Stated Income    810,000.00   2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/24/2006
122752409  560,000.00  C/O Refi  Stated Income    700,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/26/2006
122752651  474,400.00  C/O Refi  Stated Income    593,000.00   2/1/2016   10.875   2.75       2    2.75  12 MO LIBOR   1/25/2006
122805131  520,000.00  Purchase  NINA             985,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/31/2006
122644249  495,000.00  C/O Refi  Stated Income    831,000.00   1/1/2016       11   2.75       2    2.75  1 YR CMT      12/2/2005
122644251  525,000.00  C/O Refi  Stated Income    890,000.00   1/1/2016     11.5   2.75       2    2.75  1 YR CMT      12/6/2005
122644254  472,825.16  C/O Refi  Stated Income    863,000.00   1/1/2016   11.375   2.75       2    2.75  1 YR CMT      12/7/2005
122672133  592,000.00  R/T Refi  Full             740,000.00   1/1/2016   11.125   2.75       2    2.75  1 YR CMT     12/14/2005
122672134  600,000.00  Purchase  Stated Income  1,010,000.00   1/1/2016     11.5   2.75       2    2.75  1 YR CMT     12/13/2005
122733910  567,700.00  R/T Refi  Full             766,000.00   1/1/2016   11.375   2.75       2    2.75  1 YR CMT      12/8/2005
121367103  436,444.99  Purchase  No Ratio         485,000.00   7/1/2015   12.625   2.75       1    2.75  6 MO LIBOR    6/22/2005
121387535  430,227.00  Purchase  Full             478,500.00   7/1/2015     12.5   3.78       1    3.78  6 MO LIBOR    6/29/2005
121435498  500,000.00  Purchase  No Ratio         544,000.00   7/1/2015       13   3.81       1    3.81  6 MO LIBOR    6/20/2005
121664305  560,694.51  Purchase  Full             628,000.00   9/1/2015    12.25   2.75       1    2.75  6 MO LIBOR     8/2/2005
121746077  571,501.13  C/O Refi  Stated Income    716,000.00   9/1/2015       12   2.25       2    2.25  6 MO LIBOR     8/5/2005
121971957  441,750.00  Purchase  Stated Income    465,000.00   9/1/2015       12   2.75       2    2.75  6 MO LIBOR    8/18/2005
121737803  425,000.00  Purchase  Stated Income    575,000.00  10/1/2015   11.875   2.25       2    2.25  6 MO LIBOR    9/23/2005
121737829  463,857.09  C/O Refi  Stated Income    580,000.00  10/1/2015   11.875   2.25       2    2.25  6 MO LIBOR     9/8/2005
121737917  839,803.73  C/O Refi  Stated Income  1,120,000.00  10/1/2015   12.625   2.25       2    2.25  6 MO LIBOR    9/19/2005
121737950  994,000.00  C/O Refi  No Ratio       1,420,000.00  10/1/2015   11.875   2.25       2    2.25  6 MO LIBOR    9/26/2005
121738574  530,922.00  Purchase  Full             668,000.00  10/1/2015    12.25   2.75       1    2.75  6 MO LIBOR    9/18/2005
121737975  825,000.00  C/O Refi  Stated Income  1,100,000.00  11/1/2015   12.625   2.25       2    2.25  6 MO LIBOR    10/4/2005
121738000  460,000.00  Purchase  Stated Income    575,000.00  11/1/2015    12.75   2.25       2    2.25  6 MO LIBOR   10/12/2005
121746091  420,000.00  Purchase  Stated Income    525,000.00  11/1/2015   12.375   2.25       2    2.25  6 MO LIBOR   10/14/2005
121746092  500,000.00  C/O Refi  Full             625,000.00  11/1/2015    12.75   2.25       2    2.25  6 MO LIBOR   10/18/2005
121746100  470,400.00  Purchase  Stated Income    588,000.00  11/1/2015   12.125   2.25       2    2.25  6 MO LIBOR   10/13/2005
121746102  429,880.20  Purchase  Stated Income    537,500.00  11/1/2015    12.25   2.25       2    2.25  6 MO LIBOR   10/18/2005

LOANID     SERVICER
---------  --------

122715267  IndyMac
122715561  IndyMac
122716371  IndyMac
122718906  IndyMac
122719834  IndyMac
122722451  IndyMac
122722507  IndyMac
122723319  IndyMac
122726217  IndyMac
122738139  IndyMac
122742949  IndyMac
122743169  IndyMac
122744111  IndyMac
122752409  IndyMac
122752651  IndyMac
122805131  IndyMac
122644249  IndyMac
122644251  IndyMac
122644254  IndyMac
122672133  IndyMac
122672134  IndyMac
122733910  IndyMac
121367103  IndyMac
121387535  IndyMac
121435498  IndyMac
121664305  IndyMac
121746077  IndyMac
121971957  IndyMac
121737803  IndyMac
121737829  IndyMac
121737917  IndyMac
121737950  IndyMac
121738574  IndyMac
121737975  IndyMac
121738000  IndyMac
121746091  IndyMac
121746092  IndyMac
121746100  IndyMac
121746102  IndyMac

LOANID     OCC       PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI      PTDATE    OBAL
---------  --------  ---------  -----  -------  -----  -----  ---------  --------  ---------  ---------  --------  ------------

121746105  Investor  SFR          360      355     75  6.875  12/1/2005  5/1/2006  11/1/2035   2,578.13  4/1/2006    450,000.00
121746112  Primary   SFR          360      355     80  6.125  12/1/2005  4/1/2006  11/1/2035   2,450.00  3/1/2006    480,000.00
121746115  Primary   SFR          360      355     80  6.375  12/1/2005  4/1/2006  11/1/2035   2,507.50  3/1/2006    472,000.00
121746119  Primary   PUD          360      355     80  6.625  12/1/2005  4/1/2006  11/1/2035   2,592.58  3/1/2006    469,600.00
121746137  Primary   SFR          360      355     80  6.125  12/1/2005  4/1/2006  11/1/2035   3,062.50  3/1/2006    600,000.00
121746156  Primary   PUD          360      355     80    6.5  12/1/2005  4/1/2006  11/1/2035   3,575.00  3/1/2006    660,000.00
121746573  Investor  SFR          360      355     75   6.75  12/1/2005  4/1/2006  11/1/2035   5,062.50  3/1/2006    900,000.00
121746579  Investor  SFR          360      355     80    6.5  12/1/2005  4/1/2006  11/1/2035   2,578.33  3/1/2006    476,000.00
122057867  Primary   SFR          360      355  72.46  5.875  12/1/2005  4/1/2006  11/1/2035   2,447.92  3/1/2006    500,000.00
122149888  Primary   SFR          360      355     80  6.375  12/1/2005  4/1/2006  11/1/2035   2,273.75  3/1/2006    428,000.00
122664887  Primary   Townhouse    360      355     80    6.5  12/1/2005  4/1/2006  11/1/2035   2,925.00  3/1/2006    540,000.00
122162975  Primary   SFR          360      356     80    7.5   1/1/2006  4/1/2006  12/1/2035   2,650.00  3/1/2006    424,000.00
122211500  Primary   SFR          360      356   71.9   6.75   1/1/2006  4/1/2006  12/1/2035   3,093.75  3/1/2006    550,000.00
122403901  Investor  SFR          360      356     70  6.625   1/1/2006  4/1/2006  12/1/2035   4,482.92  3/1/2006    812,000.00
122403969  Primary   SFR          360      356  76.47  6.625   1/1/2006  4/1/2006  12/1/2035   3,588.54  3/1/2006    650,000.00
122403986  Primary   SFR          360      356     80  7.375   1/1/2006  4/1/2006  12/1/2035   5,285.42  3/1/2006    860,000.00
122467230  Primary   SFR          360      356     80  6.625   1/1/2006  4/1/2006  12/1/2035   2,473.33  3/1/2006    448,000.00
122593239  Primary   SFR          360      356  72.97   6.25   1/1/2006  5/1/2006  12/1/2035   2,983.23  4/1/2006    572,780.00
122596362  Primary   SFR          360      356  78.74    6.5   1/1/2006  4/1/2006  12/1/2035   3,902.68  3/1/2006    720,495.00
122036321  Primary   PUD          360      357     80    6.5   2/1/2006  4/1/2006   1/1/2036   3,423.33  3/1/2006    632,000.00
122190059  Primary   2-Family     360      357  60.47  6.125   2/1/2006  4/1/2006   1/1/2036   4,629.48  3/1/2006    907,000.00
122266607  Primary   SFR          360      357     60      7   2/1/2006  4/1/2006   1/1/2036  17,500.00  3/1/2006  3,000,000.00
122286345  Primary   SFR          360      357  71.54  6.375   2/1/2006  4/1/2006   1/1/2036   2,337.50  3/1/2006    440,000.00
122303893  Primary   PUD          360      357   79.9  6.375   2/1/2006  4/1/2006   1/1/2036   2,762.50  3/1/2006    520,000.00
122335513  Primary   SFR          360      357     80  6.875   2/1/2006  4/1/2006   1/1/2036   2,864.58  3/1/2006    500,000.00
122377073  Primary   SFR          360      357     80   5.75   2/1/2006  4/1/2006   1/1/2036   2,395.83  3/1/2006    500,000.00
122435615  Primary   SFR          360      357  79.59  6.875   2/1/2006  4/1/2006   1/1/2036   3,351.56  3/1/2006    585,000.00
122461728  Primary   SFR          360      357     80  6.375   2/1/2006  4/1/2006   1/1/2036   3,400.00  3/1/2006    640,000.00
122465729  Investor  SFR          360      357     80  7.125   2/1/2006  4/1/2006   1/1/2036   2,624.38  3/1/2006    442,000.00
122468817  Primary   SFR          360      357  68.93   6.25   2/1/2006  5/1/2006   1/1/2036   2,674.48  4/1/2006    513,500.00
122482409  Primary   SFR          360      357  65.82   6.75   2/1/2006  4/1/2006   1/1/2036   3,628.13  3/1/2006    645,000.00
122498907  Primary   SFR          360      357     80   6.25   2/1/2006  4/1/2006   1/1/2036   3,062.50  3/1/2006    588,000.00
122500496  Primary   SFR          360      357  62.11  6.125   2/1/2006  4/1/2006   1/1/2036   2,552.08  3/1/2006    500,000.00
122501923  Primary   PUD          360      357     80   6.75   2/1/2006  4/1/2006   1/1/2036   2,430.00  3/1/2006    432,000.00
122521500  Primary   SFR          360      357     80  6.625   2/1/2006  5/1/2006   1/1/2036   3,312.50  4/1/2006    600,000.00
122521971  Primary   PUD          360      357     80      6   2/1/2006  4/1/2006   1/1/2036   2,240.00  3/1/2006    448,000.00
122527983  Primary   SFR          360      357  74.99   6.25   2/1/2006  5/1/2006   1/1/2036   3,651.56  4/1/2006    701,100.00
122529095  Primary   SFR          360      357     80   6.25   2/1/2006  4/1/2006   1/1/2036   2,875.00  3/1/2006    552,000.00
122530253  Primary   SFR          360      357     80    6.5   2/1/2006  4/1/2006   1/1/2036   4,766.67  3/1/2006    880,000.00

LOANID     COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ------------  --------  -------------  ------------  ---------  -------  -----  ------  ------  ----------  ----------

121746105    449,999.81  C/O Refi  Stated Income    600,000.00  11/1/2015   12.875   2.25       2    2.25  6 MO LIBOR  10/24/2005
121746112    480,000.00  C/O Refi  Stated Income    600,000.00  11/1/2015   12.125   2.25       2    2.25  6 MO LIBOR   10/6/2005
121746115    471,998.49  Purchase  Stated Income    590,000.00  11/1/2015   12.375   2.25       2    2.25  6 MO LIBOR  10/20/2005
121746119    469,550.00  Purchase  Full             592,000.00  11/1/2015   12.625   2.25       2    2.25  6 MO LIBOR  10/21/2005
121746137    600,000.00  Purchase  Stated Income    750,000.00  11/1/2015   12.125   2.25       2    2.25  6 MO LIBOR  10/14/2005
121746156    660,000.00  Purchase  Stated Income    840,000.00  11/1/2015     12.5   2.25       2    2.25  6 MO LIBOR  10/26/2005
121746573    900,000.00  C/O Refi  Stated Income  1,200,000.00  11/1/2015    12.75   2.25       2    2.25  6 MO LIBOR   10/3/2005
121746579    476,000.00  Purchase  Stated Income    600,000.00  11/1/2015     12.5   2.25       2    2.25  6 MO LIBOR   10/5/2005
122057867    500,000.00  C/O Refi  No Ratio         690,000.00  11/1/2015   11.875   2.75       1    2.75  6 MO LIBOR  10/27/2005
122149888    428,000.00  Purchase  Stated Income    545,000.00  11/1/2015   12.375   2.75       1    2.75  6 MO LIBOR   9/28/2005
122664887    540,000.00  C/O Refi  Stated Income    675,000.00  11/1/2015     12.5   2.25       2    2.25  6 MO LIBOR  10/20/2005
122162975    424,000.00  Purchase  Stated Income    530,000.00  12/1/2015     13.5   2.75       1    2.75  6 MO LIBOR  11/21/2005
122211500    550,000.00  C/O Refi  Stated Income    765,000.00  12/1/2015    12.75   2.75       1    2.75  6 MO LIBOR  11/11/2005
122403901    812,000.00  Purchase  Full           1,160,000.00  12/1/2015   12.625   2.25       2    2.25  6 MO LIBOR  11/18/2005
122403969    650,000.00  Purchase  Stated Income    850,000.00  12/1/2015   12.625   2.25       2    2.25  6 MO LIBOR  11/18/2005
122403986    860,000.00  Purchase  Stated Income  1,100,000.00  12/1/2015   13.375   2.25       2    2.25  6 MO LIBOR  11/21/2005
122467230    447,986.66  Purchase  Stated Income    560,000.00  12/1/2015   12.625   2.75       1    2.75  6 MO LIBOR  11/23/2005
122593239    572,780.00  R/T Refi  Full             785,000.00  12/1/2015    12.25   2.75       1    2.75  6 MO LIBOR   8/10/2005
122596362    720,495.00  R/T Refi  Stated Income    915,000.00  12/1/2015     12.5   2.75       1    2.75  6 MO LIBOR   4/15/2005
122036321    631,600.00  Purchase  Full             809,000.00   1/1/2016     12.5   2.75       1    2.75  6 MO LIBOR  12/23/2005
122190059    907,000.00  C/O Refi  Stated Income  1,500,000.00   1/1/2016   12.125   2.75       1    2.75  6 MO LIBOR   12/9/2005
122266607  3,000,000.00  C/O Refi  Stated Income  5,000,000.00   1/1/2016       13   2.75       1    2.75  6 MO LIBOR   12/6/2005
122286345    439,674.14  C/O Refi  No Ratio         615,000.00   1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR   12/8/2005
122303893    520,000.00  Purchase  Stated Income    651,000.00   1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR   12/7/2005
122335513    500,000.00  C/O Refi  Full             625,000.00   1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR   12/8/2005
122377073    500,000.00  Purchase  Stated Income    625,000.00   1/1/2016    11.75   2.75       1    2.75  6 MO LIBOR   12/7/2005
122435615    584,950.00  C/O Refi  Stated Income    735,000.00   1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR  12/22/2005
122461728    640,000.00  Purchase  Stated Income    805,000.00   1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR  12/21/2005
122465729    442,000.00  Purchase  Stated Income    560,000.00   1/1/2016   13.125   2.75       1    2.75  6 MO LIBOR  12/20/2005
122468817    513,500.00  C/O Refi  No Doc           745,000.00   1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR  12/16/2005
122482409    645,000.00  C/O Refi  NINA             980,000.00   1/1/2016    12.75   2.75       1    2.75  6 MO LIBOR  12/12/2005
122498907    588,000.00  Purchase  Stated Income    735,000.00   1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR  12/28/2005
122500496    500,000.00  C/O Refi  No Doc           805,000.00   1/1/2016   12.125   2.75       1    2.75  6 MO LIBOR  12/14/2005
122501923    432,000.00  Purchase  Stated Income    550,000.00   1/1/2016    12.75   2.75       1    2.75  6 MO LIBOR  12/21/2005
122521500    600,000.00  Purchase  Stated Income    750,000.00   1/1/2016   12.625   2.75       1    2.75  6 MO LIBOR   12/9/2005
122521971    448,000.00  Purchase  Stated Income    695,000.00   1/1/2016       12   2.75       1    2.75  6 MO LIBOR  12/19/2005
122527983    701,100.00  Purchase  Stated Income    995,000.00   1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR  12/29/2005
122529095    552,000.00  Purchase  Stated Income    740,000.00   1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR   12/2/2005
122530253    880,000.00  Purchase  Stated Income  1,100,000.00   1/1/2016     12.5   2.75       1    2.75  6 MO LIBOR  12/28/2005

LOANID     SERVICER
---------  --------

121746105  IndyMac
121746112  IndyMac
121746115  IndyMac
121746119  IndyMac
121746137  IndyMac
121746156  IndyMac
121746573  IndyMac
121746579  IndyMac
122057867  IndyMac
122149888  IndyMac
122664887  IndyMac
122162975  IndyMac
122211500  IndyMac
122403901  IndyMac
122403969  IndyMac
122403986  IndyMac
122467230  IndyMac
122593239  IndyMac
122596362  IndyMac
122036321  IndyMac
122190059  IndyMac
122266607  IndyMac
122286345  IndyMac
122303893  IndyMac
122335513  IndyMac
122377073  IndyMac
122435615  IndyMac
122461728  IndyMac
122465729  IndyMac
122468817  IndyMac
122482409  IndyMac
122498907  IndyMac
122500496  IndyMac
122501923  IndyMac
122521500  IndyMac
122521971  IndyMac
122527983  IndyMac
122529095  IndyMac
122530253  IndyMac

LOANID     OCC        PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  ---------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

122530513  Primary    SFR          360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036  2,751.67  3/1/2006    508,000.00
122532668  Investor   SFR          360      357     65   6.25  2/1/2006  5/1/2006   1/1/2036  2,369.79  4/1/2006    455,000.00
122561322  Primary    SFR          360      357     80   6.75  2/1/2006  4/1/2006   1/1/2036  2,699.55  3/1/2006    479,920.00
122567569  Primary    PUD          360      357     80      6  2/1/2006  4/1/2006   1/1/2036  2,600.00  3/1/2006    520,000.00
122569042  Primary    SFR          360      357  66.43  6.875  2/1/2006  4/1/2006   1/1/2036  2,664.06  3/1/2006    465,000.00
122577768  Primary    SFR          360      357  72.03  6.625  2/1/2006  4/1/2006   1/1/2036  4,692.71  3/1/2006    850,000.00
122609378  Primary    SFR          360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  2,516.25  3/1/2006    439,200.00
122633851  Primary    PUD          360      357  64.08  5.875  2/1/2006  4/1/2006   1/1/2036  3,182.29  3/1/2006    650,000.00
122644245  Primary    SFR          360      357  53.33  6.375  2/1/2006  4/1/2006   1/1/2036  2,550.00  3/1/2006    480,000.00
122644250  Investor   SFR          360      357  74.67  6.625  2/1/2006  4/1/2006   1/1/2036  2,815.63  3/1/2006    510,000.00
122644258  Primary    SFR          360      357  67.11  6.625  2/1/2006  4/1/2006   1/1/2036  2,760.42  3/1/2006    500,000.00
122665531  Primary    SFR          360      357     80   6.25  2/1/2006  5/1/2006   1/1/2036  2,854.17  4/1/2006    548,000.00
122670263  Primary    SFR          360      357     75  6.875  2/1/2006  4/1/2006   1/1/2036  5,435.55  3/1/2006    948,750.00
122670266  Primary    SFR          360      357     65  6.625  2/1/2006  4/1/2006   1/1/2036  2,691.41  3/1/2006    487,500.00
122733889  Primary    SFR          360      357  47.39   5.25  2/1/2006  4/1/2006   1/1/2036  4,375.00  3/1/2006  1,000,000.00
122733890  Primary    Condo        360      357     80      6  2/1/2006  5/1/2006   1/1/2036  2,315.50  4/1/2006    463,100.00
122733891  Primary    PUD          360      357     75      6  2/1/2006  4/1/2006   1/1/2036  4,537.50  3/1/2006    907,500.00
122733893  Investor   Condo        360      357     70  6.375  2/1/2006  4/1/2006   1/1/2036  5,206.25  3/1/2006    980,000.00
122733895  Primary    SFR          360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036  2,925.00  3/1/2006    540,000.00
122733896  Primary    PUD          360      357     80    6.5  2/1/2006  5/1/2006   1/1/2036  2,318.33  4/1/2006    428,000.00
122733912  Primary    SFR          360      357     80  6.125  2/1/2006  4/1/2006   1/1/2036  2,989.00  3/1/2006    585,600.00
122733914  Investor   4-Family     360      357  49.14  6.625  2/1/2006  4/1/2006   1/1/2036  4,747.92  3/1/2006    860,000.00
122772645  Primary    PUD          360      357     80    6.5  2/1/2006  4/1/2006   1/1/2036  2,448.33  3/1/2006    452,000.00
122772647  Primary    SFR          360      357     80  6.875  2/1/2006  5/1/2006   1/1/2036  2,589.58  4/1/2006    452,000.00
121957523  Primary    SFR          360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036  2,354.17  3/1/2006    452,000.00
121976653  Primary    PUD          360      358  78.19   6.25  3/1/2006  4/1/2006   2/1/2036  3,385.42  3/1/2006    650,000.00
122174288  Primary    SFR          360      358  77.94   6.75  3/1/2006  4/1/2006   2/1/2036  2,770.61  3/1/2006    492,552.00
122182414  Secondary  PUD          360      358     65  6.125  3/1/2006  4/1/2006   2/1/2036  3,317.71  3/1/2006    650,000.00
122211619  Primary    PUD          360      358     80  6.375  3/1/2006  5/1/2006   2/1/2036  3,400.00  4/1/2006    640,000.00
122373385  Primary    SFR          360      358     70    6.5  3/1/2006  4/1/2006   2/1/2036  3,791.67  3/1/2006    700,000.00
122449775  Primary    SFR          360      358  44.12   6.25  3/1/2006  4/1/2006   2/1/2036  3,906.25  3/1/2006    750,000.00
122498768  Primary    SFR          360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036  2,571.25  3/1/2006    484,000.00
122517613  Investor   SFR          360      358  51.78  6.375  3/1/2006  4/1/2006   2/1/2036  4,098.59  3/1/2006    771,500.00
122528768  Primary    SFR          360      358  74.38      6  3/1/2006  5/1/2006   2/1/2036  2,975.00  4/1/2006    595,000.00
122536601  Primary    2-Family     360      358     80  6.875  3/1/2006  4/1/2006   2/1/2036  3,597.92  3/1/2006    628,000.00
122538023  Primary    SFR          360      358  51.72   6.75  3/1/2006  4/1/2006   2/1/2036  2,531.25  3/1/2006    450,000.00
122538338  Primary    SFR          360      358     70   6.25  3/1/2006  5/1/2006   2/1/2036  2,843.75  4/1/2006    546,000.00
122546488  Investor   SFR          360      358     65  6.375  3/1/2006  4/1/2006   2/1/2036  3,453.13  3/1/2006    650,000.00
122570149  Primary    SFR          360      358     80   6.75  3/1/2006  4/1/2006   2/1/2036  2,475.00  3/1/2006    440,000.00

LOANID     COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE  CEILING  FLOOR  CAPINT  MARGIN  INDEX       ODATE
---------  ------------  --------  -------------  ------------  --------  -------  -----  ------  ------  ----------  ----------

122530513    507,735.00  C/O Refi  Stated Income    635,000.00  1/1/2016     12.5   2.75       1    2.75  6 MO LIBOR  12/16/2005
122532668    455,000.00  C/O Refi  No Doc           700,000.00  1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR  12/27/2005
122561322    479,920.00  Purchase  Stated Income    600,000.00  1/1/2016    12.75   2.75       1    2.75  6 MO LIBOR  12/28/2005
122567569    520,000.00  C/O Refi  Stated Income    650,000.00  1/1/2016       12   2.75       1    2.75  6 MO LIBOR  12/27/2005
122569042    465,000.00  C/O Refi  No Doc           700,000.00  1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR  12/16/2005
122577768    850,000.00  C/O Refi  Full           1,180,000.00  1/1/2016   12.625   2.75       1    2.75  6 MO LIBOR  12/27/2005
122609378    439,200.00  Purchase  No Ratio         550,000.00  1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR  12/29/2005
122633851    650,000.00  Purchase  No Ratio       1,015,000.00  1/1/2016   11.875   2.75       1    2.75  6 MO LIBOR  12/21/2005
122644245    479,899.73  C/O Refi  Stated Income    900,000.00  1/1/2016   12.375   2.25       2    2.25  6 MO LIBOR   12/5/2005
122644250    510,000.00  C/O Refi  Stated Income    683,000.00  1/1/2016   12.625   2.25       2    2.25  6 MO LIBOR   12/6/2005
122644258    500,000.00  C/O Refi  Stated Income    745,000.00  1/1/2016   12.625   2.25       2    2.25  6 MO LIBOR   12/5/2005
122665531    548,000.00  Purchase  Stated Income    725,000.00  1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR  12/30/2005
122670263    948,750.00  C/O Refi  Stated Income  1,265,000.00  1/1/2016   12.875   2.25       2    2.25  6 MO LIBOR  12/14/2005
122670266    487,500.00  Purchase  No Doc           750,000.00  1/1/2016   12.625   2.25       2    2.25  6 MO LIBOR  12/14/2005
122733889  1,000,000.00  Purchase  Full           2,110,000.00  1/1/2016    11.25   2.25       2    2.25  6 MO LIBOR  12/15/2005
122733890    463,100.00  Purchase  Full             580,000.00  1/1/2016       12   2.25       2    2.25  6 MO LIBOR  12/19/2005
122733891    906,927.50  C/O Refi  Stated Income  1,210,000.00  1/1/2016       12   2.25       2    2.25  6 MO LIBOR  12/23/2005
122733893    980,000.00  C/O Refi  Full           1,400,000.00  1/1/2016   12.375   2.25       2    2.25  6 MO LIBOR  12/16/2005
122733895    540,000.00  Purchase  Full             675,000.00  1/1/2016     12.5   2.25       2    2.25  6 MO LIBOR  12/15/2005
122733896    428,000.00  Purchase  Full             535,000.00  1/1/2016     12.5   2.25       2    2.25  6 MO LIBOR  12/20/2005
122733912    585,600.00  Purchase  Stated Income    760,000.00  1/1/2016   12.125   2.25       2    2.25  6 MO LIBOR   12/6/2005
122733914    860,000.00  Purchase  Stated Income  1,750,000.00  1/1/2016   12.625   2.25       2    2.25  6 MO LIBOR  12/22/2005
122772645    452,000.00  Purchase  NINA             570,000.00  1/1/2016     12.5   2.25       2    2.25  6 MO LIBOR  12/13/2005
122772647    452,000.00  Purchase  Stated Income    565,000.00  1/1/2016   12.875   2.25       2    2.25  6 MO LIBOR   12/8/2005
121957523    452,000.00  C/O Refi  Stated Income    565,000.00  2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/6/2006
121976653    649,976.49  Purchase  Stated Income    831,500.00  2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR   1/18/2006
122174288    492,552.00  Purchase  Stated Income    632,000.00  2/1/2016    12.75   2.75       1    2.75  6 MO LIBOR    1/6/2006
122182414    649,800.00  C/O Refi  Stated Income  1,000,000.00  2/1/2016   12.125   2.75       1    2.75  6 MO LIBOR   1/27/2006
122211619    640,000.00  Purchase  Stated Income    800,000.00  2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR   1/19/2006
122373385    700,000.00  C/O Refi  NINA           1,000,000.00  2/1/2016     12.5   2.75       1    2.75  6 MO LIBOR    1/4/2006
122449775    749,700.00  C/O Refi  NINA           1,700,000.00  2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/6/2006
122498768    484,000.00  Purchase  Stated Income    605,000.00  2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR   1/20/2006
122517613    771,500.00  C/O Refi  No Doc         1,490,000.00  2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR   1/11/2006
122528768    595,000.00  C/O Refi  Full             800,000.00  2/1/2016       12   2.75       1    2.75  6 MO LIBOR   1/13/2006
122536601    628,000.00  Purchase  Stated Income    785,000.00  2/1/2016   12.875   2.75       1    2.75  6 MO LIBOR   1/10/2006
122538023    450,000.00  C/O Refi  Stated Income    870,000.00  2/1/2016    12.75   2.75       1    2.75  6 MO LIBOR    1/3/2006
122538338    545,602.36  C/O Refi  No Doc           780,000.00  2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/6/2006
122546488    650,000.00  Purchase  No Doc         1,000,000.00  2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR   1/10/2006
122570149    440,000.00  Purchase  Stated Income    550,000.00  2/1/2016    12.75   2.75       1    2.75  6 MO LIBOR    1/6/2006

LOANID     SERVICER
---------  --------

122530513  IndyMac
122532668  IndyMac
122561322  IndyMac
122567569  IndyMac
122569042  IndyMac
122577768  IndyMac
122609378  IndyMac
122633851  IndyMac
122644245  IndyMac
122644250  IndyMac
122644258  IndyMac
122665531  IndyMac
122670263  IndyMac
122670266  IndyMac
122733889  IndyMac
122733890  IndyMac
122733891  IndyMac
122733893  IndyMac
122733895  IndyMac
122733896  IndyMac
122733912  IndyMac
122733914  IndyMac
122772645  IndyMac
122772647  IndyMac
121957523  IndyMac
121976653  IndyMac
122174288  IndyMac
122182414  IndyMac
122211619  IndyMac
122373385  IndyMac
122449775  IndyMac
122498768  IndyMac
122517613  IndyMac
122528768  IndyMac
122536601  IndyMac
122538023  IndyMac
122538338  IndyMac
122546488  IndyMac
122570149  IndyMac

LOANID     OCC        PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  ---------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ------------

122573695  Primary    Townhouse    360      358  59.09   6.25   3/1/2006  4/1/2006   2/1/2036  3,385.42  3/1/2006    650,000.00
122584235  Primary    PUD          360      358     75  6.375   3/1/2006  4/1/2006   2/1/2036  3,984.38  3/1/2006    750,000.00
122590502  Primary    Condo        360      358  56.03   6.75   3/1/2006  5/1/2006   2/1/2036  4,050.00  4/1/2006    720,000.00
122591770  Primary    SFR          360      358  66.67   6.25   3/1/2006  4/1/2006   2/1/2036  4,427.08  3/1/2006    850,000.00
122599188  Primary    2-Family     360      358     75  7.125   3/1/2006  4/1/2006   2/1/2036  3,517.97  3/1/2006    592,500.00
122604499  Investor   SFR          360      358  61.61  6.375   3/1/2006  4/1/2006   2/1/2036  3,453.13  3/1/2006    650,000.00
122604965  Primary    SFR          360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  2,495.83  3/1/2006    479,200.00
122610396  Primary    PUD          360      358     80  6.625   3/1/2006  4/1/2006   2/1/2036  2,760.42  3/1/2006    500,000.00
122616033  Investor   3-Family     360      358  54.43  6.125   3/1/2006  4/1/2006   2/1/2036  3,889.38  3/1/2006    762,000.00
122616240  Primary    SFR          360      358     75  6.125   3/1/2006  5/1/2006   2/1/2036  4,210.94  4/1/2006    825,000.00
122617264  Primary    2-Family     360      358     80  7.125   3/1/2006  4/1/2006   2/1/2036  3,728.75  3/1/2006    628,000.00
122624912  Primary    SFR          360      358     65      6   3/1/2006  4/1/2006   2/1/2036  2,437.50  3/1/2006    487,500.00
122628243  Primary    SFR          360      358     75  6.125   3/1/2006  4/1/2006   2/1/2036  4,249.22  3/1/2006    832,500.00
122638783  Primary    PUD          360      358     75    6.5   3/1/2006  4/1/2006   2/1/2036  3,046.88  3/1/2006    562,500.00
122655546  Primary    Condo        360      358     60  6.625   3/1/2006  4/1/2006   2/1/2036  2,981.25  3/1/2006    540,000.00
122657821  Primary    SFR          360      358     80      6   3/1/2006  4/1/2006   2/1/2036  2,760.00  3/1/2006    552,000.00
122674929  Primary    PUD          360      358     80  6.125   3/1/2006  4/1/2006   2/1/2036  2,149.55  3/1/2006    421,137.00
122686742  Primary    PUD          360      358     80  5.875   3/1/2006  4/1/2006   2/1/2036  2,506.67  3/1/2006    512,000.00
122722511  Primary    SFR          360      358     80  5.875   3/1/2006  4/1/2006   2/1/2036  2,514.50  3/1/2006    513,600.00
122722830  Primary    SFR          360      358     70   6.75   3/1/2006  5/1/2006   2/1/2036  4,843.13  4/1/2006    861,000.00
122742641  Primary    SFR          360      358  74.01  6.375   3/1/2006  4/1/2006   2/1/2036  3,453.13  3/1/2006    650,000.00
122742762  Primary    SFR          360      358  59.62   5.75   3/1/2006  4/1/2006   2/1/2036  3,713.54  3/1/2006    775,000.00
122745391  Primary    SFR          360      358  73.07  6.375   3/1/2006  4/1/2006   2/1/2036  2,911.25  3/1/2006    548,000.00
122747647  Primary    PUD          360      358  74.88  6.375   3/1/2006  4/1/2006   2/1/2036  2,486.25  3/1/2006    468,000.00
122765051  Primary    Condo        360      358  74.79   6.75   3/1/2006  4/1/2006   2/1/2036  3,037.50  3/1/2006    540,000.00
122772644  Primary    SFR          360      357  63.11      6   2/1/2006  5/1/2006   1/1/2036  3,250.00  4/1/2006    650,000.00
122461509  Primary    SFR          360      357  64.44  6.375   2/1/2006  4/1/2006   1/1/2036  7,236.89  3/1/2006  1,160,000.00
122362492  Primary    PUD          360      357  74.94   6.25   2/1/2006  4/1/2006   1/1/2036  6,114.07  3/1/2006    993,000.00
122373822  Primary    Condo        360      356     80  6.125   1/1/2006  4/1/2006  12/1/2035  5,687.23  3/1/2006    936,000.00
121737859  Primary    SFR          360      354     80   5.75  11/1/2005  4/1/2006  10/1/2035  4,645.24  3/1/2006    796,000.00
122703167  Primary    PUD          360      358  77.75   5.75   3/1/2006  4/1/2006   2/1/2036  4,668.58  3/1/2006    800,000.00
122578943  Primary    SFR          360      358     62  6.375   3/1/2006  4/1/2006   2/1/2036  5,415.19  3/1/2006    868,000.00
122696728  Primary    PUD          360      358     50  6.125   3/1/2006  5/1/2006   2/1/2036  4,860.88  4/1/2006    800,000.00
122384210  Primary    SFR          360      358     60  6.375   3/1/2006  4/1/2006   2/1/2036  4,866.19  3/1/2006    780,000.00
122483598  Primary    SFR          360      358  58.59   6.25   3/1/2006  4/1/2006   2/1/2036  4,617.88  3/1/2006    750,000.00
121737930  Primary    PUD          360      354  79.94      5  11/1/2005  4/1/2006  10/1/2035  3,031.97  3/1/2006    564,800.00
122543740  Primary    SFR          360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036  4,131.75  3/1/2006    680,000.00
122705053  Primary    SFR          360      358  58.82  6.125   3/1/2006  4/1/2006   2/1/2036  3,949.46  3/1/2006    649,999.00
122449823  Primary    SFR          360      357     75      6   2/1/2006  4/1/2006   1/1/2036  3,439.92  3/1/2006    573,750.00

LOANID     COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

122573695    650,000.00  C/O Refi  No Doc         1,100,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR   12/29/2005
122584235    750,000.00  C/O Refi  Stated Income  1,000,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR    1/25/2006
122590502    720,000.00  R/T Refi  No Doc         1,285,000.00   2/1/2016    12.75   2.75       1    2.75  6 MO LIBOR    1/11/2006
122591770    850,000.00  C/O Refi  Stated Income  1,275,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/14/2006
122599188    592,500.00  C/O Refi  Stated Income    790,000.00   2/1/2016   13.125   2.75       1    2.75  6 MO LIBOR   12/29/2005
122604499    650,000.00  C/O Refi  Stated Income  1,055,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR    1/11/2006
122604965    479,200.00  Purchase  Stated Income    620,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR     1/6/2006
122610396    500,000.00  C/O Refi  Stated Income    625,000.00   2/1/2016   12.625   2.75       1    2.75  6 MO LIBOR     1/5/2006
122616033    762,000.00  R/T Refi  No Ratio       1,400,000.00   2/1/2016   12.125   2.75       1    2.75  6 MO LIBOR    1/11/2006
122616240    825,000.00  C/O Refi  No Ratio       1,100,000.00   2/1/2016   12.125   2.75       1    2.75  6 MO LIBOR     1/4/2006
122617264    627,966.15  C/O Refi  Stated Income    785,000.00   2/1/2016   13.125   2.75       1    2.75  6 MO LIBOR    1/13/2006
122624912    487,500.00  C/O Refi  No Doc           750,000.00   2/1/2016       12   2.75       1    2.75  6 MO LIBOR    1/17/2006
122628243    832,500.00  C/O Refi  No Ratio       1,110,000.00   2/1/2016   12.125   2.75       1    2.75  6 MO LIBOR     1/9/2006
122638783    562,500.00  C/O Refi  Stated Income    750,000.00   2/1/2016     12.5   2.75       1    2.75  6 MO LIBOR    1/11/2006
122655546    540,000.00  C/O Refi  No Doc           900,000.00   2/1/2016   12.625   2.75       1    2.75  6 MO LIBOR    1/13/2006
122657821    552,000.00  Purchase  No Ratio         690,000.00   2/1/2016       12   2.75       1    2.75  6 MO LIBOR     1/9/2006
122674929    421,137.00  Purchase  Stated Income    526,500.00   2/1/2016   12.125   2.75       1    2.75  6 MO LIBOR    1/18/2006
122686742    512,000.00  C/O Refi  Stated Income    640,000.00   2/1/2016   11.875   2.75       1    2.75  6 MO LIBOR    1/26/2006
122722511    513,600.00  Purchase  Stated Income    642,000.00   2/1/2016   11.875   2.75       1    2.75  6 MO LIBOR    1/10/2006
122722830    860,928.42  Purchase  Stated Income  1,230,000.00   2/1/2016    12.75   2.75       1    2.75  6 MO LIBOR    1/27/2006
122742641    650,000.00  Purchase  Stated Income    880,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR    1/31/2006
122742762    775,000.00  C/O Refi  Stated Income  1,300,000.00   2/1/2016    11.75   2.75       1    2.75  6 MO LIBOR    1/23/2006
122745391    548,000.00  C/O Refi  NINA             750,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR    1/26/2006
122747647    468,000.00  C/O Refi  NINA             625,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR    1/26/2006
122765051    540,000.00  C/O Refi  Stated Income    722,000.00   2/1/2016    12.75   2.75       1    2.75  6 MO LIBOR    1/27/2006
122772644    650,000.00  C/O Refi  NINA           1,030,000.00   1/1/2016       12   2.25       2    2.25  6 MO LIBOR   12/15/2005
122461509  1,156,759.67  C/O Refi  Stated Income  1,800,000.00   1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR   12/19/2005
122362492    990,158.66  C/O Refi  Stated Income  1,325,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/12/2005
122373822    932,333.13  Purchase  Full           1,170,000.00  12/1/2015   12.125   2.75       1    2.75  6 MO LIBOR   11/28/2005
121737859    790,953.43  Purchase  Full           1,000,000.00  10/1/2015    10.75   2.25       2    2.25  12 MO LIBOR   9/19/2005
122703167    798,567.50  Purchase  Full           1,100,000.00   2/1/2016    11.75   2.75       1    2.75  6 MO LIBOR    1/25/2006
122578943    866,387.85  R/T Refi  NINA           1,400,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/12/2006
122696728    798,440.93  C/O Refi  No Doc         1,600,000.00   2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/20/2006
122384210    778,551.28  C/O Refi  NINA           1,300,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/10/2006
122483598    748,573.03  C/O Refi  Stated Income  1,280,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/23/2006
121737930    560,669.84  Purchase  Full             710,000.00  10/1/2015       10   2.25       2    2.25  12 MO LIBOR   9/19/2005
122543740    678,007.11  Purchase  Full             850,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/15/2005
122705053    648,732.26  C/O Refi  Stated Income  1,105,000.00   2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/25/2006
122449823    572,027.90  C/O Refi  Stated Income    765,000.00   1/1/2016       11   2.75       2    2.75  12 MO LIBOR  12/16/2005

LOANID     SERVICER
---------  --------

122573695  IndyMac
122584235  IndyMac
122590502  IndyMac
122591770  IndyMac
122599188  IndyMac
122604499  IndyMac
122604965  IndyMac
122610396  IndyMac
122616033  IndyMac
122616240  IndyMac
122617264  IndyMac
122624912  IndyMac
122628243  IndyMac
122638783  IndyMac
122655546  IndyMac
122657821  IndyMac
122674929  IndyMac
122686742  IndyMac
122722511  IndyMac
122722830  IndyMac
122742641  IndyMac
122742762  IndyMac
122745391  IndyMac
122747647  IndyMac
122765051  IndyMac
122772644  IndyMac
122461509  IndyMac
122362492  IndyMac
122373822  IndyMac
121737859  IndyMac
122703167  IndyMac
122578943  IndyMac
122696728  IndyMac
122384210  IndyMac
122483598  IndyMac
121737930  IndyMac
122543740  IndyMac
122705053  IndyMac
122449823  IndyMac

LOANID     OCC        PROPTYPE   OTERM  CORTERM  OLTV   RATE   FPDATE     NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  ---------  ---------  -----  -------  -----  -----  ---------  --------  ---------  --------  --------  ----------

122544996  Primary    SFR          360      357     80  5.875   2/1/2006  4/1/2006   1/1/2036  3,288.95  3/1/2006  556,000.00
122670396  Primary    SFR          360      358     65   5.75   3/1/2006  4/1/2006   2/1/2036  3,167.34  3/1/2006  542,750.00
122735536  Primary    SFR          360      358     80    6.5   3/1/2006  4/1/2006   2/1/2036  3,842.97  3/1/2006  608,000.00
122545797  Primary    SFR          360      357     70   6.75   2/1/2006  5/1/2006   1/1/2036  4,086.17  4/1/2006  630,000.00
122648111  Primary    SFR          360      358  63.51  6.125   3/1/2006  4/1/2006   2/1/2036  3,357.05  3/1/2006  552,500.00
122722348  Secondary  SFR          360      358     80  6.375   3/1/2006  5/1/2006   2/1/2036  3,543.58  4/1/2006  568,000.00
122569637  Secondary  Condo        360      357  68.42  7.125   2/1/2006  4/1/2006   1/1/2036  4,379.17  3/1/2006  650,000.00
121746123  Primary    SFR          360      355     80    6.5  12/1/2005  4/1/2006  11/1/2035  3,489.02  3/1/2006  552,000.00
122564316  Primary    SFR          360      357  66.43   5.75   2/1/2006  4/1/2006   1/1/2036  2,771.97  3/1/2006  475,000.00
122606929  Primary    PUD          360      358     80  6.375   3/1/2006  4/1/2006   2/1/2036  3,244.12  3/1/2006  520,000.00
122501426  Investor   SFR          360      357  61.94      6   2/1/2006  4/1/2006   1/1/2036  2,877.84  3/1/2006  480,000.00
122490483  Investor   SFR          360      357     65   6.25   2/1/2006  4/1/2006   1/1/2036  3,081.66  3/1/2006  500,500.00
121555441  Secondary  SFR          360      351     90  6.375   8/1/2005  4/1/2006   7/1/2035  2,987.09  3/1/2006  478,800.00
122680842  Primary    SFR          360      358     80   6.25   3/1/2006  4/1/2006   2/1/2036  2,856.93  3/1/2006  464,000.00
122107165  Secondary  Condo        360      356  68.94   6.25   1/1/2006  5/1/2006  12/1/2035  2,801.51  4/1/2006  455,000.00
122499713  Primary    SFR          360      357  78.26   6.25   2/1/2006  5/1/2006   1/1/2036  2,770.73  4/1/2006  450,001.00
122488737  Primary    SFR          360      357     80   6.25   2/1/2006  4/1/2006   1/1/2036  2,709.16  3/1/2006  440,000.00
122517530  Primary    SFR          360      357     80  6.375   2/1/2006  4/1/2006   1/1/2036  2,620.25  3/1/2006  420,000.00
122151858  Secondary  PUD          360      357  79.88  6.875   2/1/2006  5/1/2006   1/1/2036  2,982.46  4/1/2006  454,000.00
122733825  Primary    SFR          360      358  57.26  6.375   3/1/2006  4/1/2006   2/1/2036  2,410.08  3/1/2006  418,000.00
122583493  Primary    SFR          360      357   72.5  6.375   2/1/2006  6/1/2006   1/1/2036  4,523.06  5/1/2006  725,000.00
122398369  Secondary  SFR          360      355  64.09   6.75  12/1/2005  4/1/2006  11/1/2035  4,864.49  3/1/2006  750,000.00
122406943  Primary    PUD          360      357     80   6.25   2/1/2006  4/1/2006   1/1/2036  2,856.93  3/1/2006  464,000.00
122644252  Primary    SFR          360      357     80    6.5   2/1/2006  4/1/2006   1/1/2036  2,821.55  3/1/2006  446,400.00
122506755  Primary    Condo        360      358  77.82   5.25   3/1/2006  4/1/2006   2/1/2036  2,502.50  3/1/2006  572,000.00
121737910  Primary    SFR          360      354  75.07  5.625  11/1/2005  4/1/2006  10/1/2035  2,561.72  3/1/2006  546,500.00
122404179  Primary    SFR          360      352  59.73  5.875   9/1/2005  5/1/2006   8/1/2035  2,632.00  4/1/2006  537,600.00
121746089  Primary    SFR          360      355  78.51  5.875  12/1/2005  4/1/2006  11/1/2035  2,325.52  3/1/2006  475,000.00
122615433  Primary    SFR          360      357  56.11  5.875   2/1/2006  5/1/2006   1/1/2036  3,662.08  4/1/2006  748,000.00
122516107  Primary    SFR          360      357  36.24      6   2/1/2006  5/1/2006   1/1/2036  3,080.00  4/1/2006  616,000.00
122640153  Primary    2-Family     360      357  69.15      6   2/1/2006  5/1/2006   1/1/2036  3,250.00  4/1/2006  650,000.00
122675756  Primary    SFR          360      357     75      6   2/1/2006  5/1/2006   1/1/2036  2,812.50  4/1/2006  562,500.00
122349243  Primary    SFR          360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036  3,062.50  3/1/2006  600,000.00
122466289  Primary    Condo        360      357  73.53  6.125   2/1/2006  5/1/2006   1/1/2036  3,190.10  4/1/2006  625,000.00
122487097  Primary    SFR          360      357     80  6.125   2/1/2006  4/1/2006   1/1/2036  4,165.00  3/1/2006  816,000.00
122503160  Primary    SFR          360      357   69.7  6.125   2/1/2006  4/1/2006   1/1/2036  2,347.92  3/1/2006  460,000.00
122098724  Secondary  SFR          360      357  56.61  6.125   2/1/2006  4/1/2006   1/1/2036  4,261.98  3/1/2006  835,000.00
122429235  Primary    SFR          360      357     65  6.125   2/1/2006  4/1/2006   1/1/2036  5,042.92  3/1/2006  988,000.00
122550313  Primary    SFR          360      358  72.41  6.125   3/1/2006  4/1/2006   2/1/2036  2,679.69  3/1/2006  525,000.00

LOANID     COBAL       PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ----------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

122544996  554,291.06  C/O Refi  Stated Income    695,000.00   1/1/2016   10.875   2.75       2    2.75  12 MO LIBOR  12/22/2005
122670396  541,613.96  C/O Refi  Full             835,000.00   2/1/2016    11.75   2.75       1    2.75  6 MO LIBOR     1/5/2006
122735536  606,897.75  C/O Refi  Stated Income    760,000.00   2/1/2016     12.5   2.75       1    2.75  6 MO LIBOR    1/31/2006
122545797  628,262.44  C/O Refi  NINA             900,000.00   1/1/2016    12.75   2.75       1    2.75  6 MO LIBOR   12/20/2005
122648111  551,393.86  C/O Refi  No Doc           870,000.00   2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/13/2006
122722348  566,845.05  Purchase  Stated Income    715,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/30/2006
122569637  648,431.34  C/O Refi  No Ratio         950,000.00   1/1/2016   13.125   2.75       1    2.75  6 MO LIBOR   12/29/2005
121746123  549,477.73  C/O Refi  Stated Income    690,000.00  11/1/2015     12.5   2.25       2    2.25  6 MO LIBOR   10/18/2005
122564316  472,743.81  C/O Refi  Full             715,000.00   1/1/2016    11.75   2.75       1    2.75  6 MO LIBOR   12/21/2005
122606929  518,931.53  C/O Refi  Stated Income    650,000.00   2/1/2016   12.375   2.75       1    2.75  6 MO LIBOR     1/5/2006
122501426  478,559.30  C/O Refi  Stated Income    775,000.00   1/1/2016       11   2.75       2    2.75  12 MO LIBOR  12/21/2005
122490483  499,067.90  C/O Refi  Stated Income    770,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/28/2005
121555441  473,866.89  Purchase  Full             545,000.00   7/1/2015   12.375   3.54       1    3.54  6 MO LIBOR     7/1/2005
122680842  463,116.53  Purchase  Stated Income    585,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/13/2006
122107165  453,259.58  C/O Refi  Full             660,000.00  12/1/2015    12.25   2.75       1    2.75  6 MO LIBOR   11/30/2005
122499713  448,713.40  C/O Refi  Stated Income    575,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/23/2005
122488737  438,740.99  C/O Refi  Stated Income    550,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/29/2005
122517530  418,826.79  Purchase  Stated Income    527,000.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/19/2005
122151858  452,849.18  Purchase  NINA             575,000.00   1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR   12/15/2005
122733825  417,620.09  C/O Refi  No Doc           730,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/24/2006
122583493  722,974.79  Purchase  Stated Income  1,000,000.00   1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR   12/15/2005
122398369  746,734.78  C/O Refi  Stated Income  1,170,200.00  11/1/2015    12.75   2.25       2    2.25  6 MO LIBOR   10/26/2005
122406943  459,424.39  Purchase  Stated Income    580,000.00   1/1/2016    11.25   2.25       2    2.25  12 MO LIBOR  12/21/2005
122644252  445,601.18  Purchase  Stated Income    565,000.00   1/1/2016     12.5   2.25       2    2.25  6 MO LIBOR    12/6/2005
122506755  572,000.00  R/T Refi  Stated Income    735,000.00   2/1/2016    10.25   2.75       2    2.75  12 MO LIBOR   1/25/2006
121737910  546,368.14  R/T Refi  Stated Income    728,000.00  10/1/2015   10.625   2.25       2    2.25  12 MO LIBOR   9/19/2005
122404179  537,600.00  R/T Refi  No Doc           900,000.00   8/1/2015   10.875   2.25       2    2.25  12 MO LIBOR   7/25/2005
121746089  474,948.54  R/T Refi  Stated Income    605,000.00  11/1/2015   11.875   2.25       2    2.25  6 MO LIBOR   10/12/2005
122615433  748,000.00  R/T Refi  Full           1,333,000.00   1/1/2016   10.875   2.75       2    2.75  12 MO LIBOR  12/20/2005
122516107  614,733.69  R/T Refi  No Doc         1,700,000.00   1/1/2016       11   2.75       2    2.75  12 MO LIBOR   12/1/2005
122640153  650,000.00  R/T Refi  Stated Income    940,000.00   1/1/2016       11   2.75       2    2.75  12 MO LIBOR  12/28/2005
122675756  562,500.00  R/T Refi  Stated Income    750,000.00   1/1/2016       12   2.75       1    2.75  6 MO LIBOR    4/20/2004
122349243  600,000.00  R/T Refi  Stated Income    750,000.00   1/1/2016   12.125   2.75       1    2.75  6 MO LIBOR   12/20/2005
122466289  624,970.15  R/T Refi  Full             850,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/19/2005
122487097  816,000.00  R/T Refi  Stated Income  1,020,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   12/8/2005
122503160  460,000.00  R/T Refi  Stated Income    660,000.00   1/1/2016   11.125   2.75       2    2.75  12 MO LIBOR  12/16/2005
122098724  835,000.00  R/T Refi  Full           1,475,000.00   1/1/2016   12.125   2.75       1    2.75  6 MO LIBOR    6/21/2004
122429235  987,747.85  R/T Refi  Stated Income  1,520,000.00   1/1/2016   12.125   2.75       1    2.75  6 MO LIBOR    10/8/2004
122550313  524,878.30  R/T Refi  Stated Income    725,000.00   2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/10/2006

LOANID     SERVICER
---------  --------

122544996  IndyMac
122670396  IndyMac
122735536  IndyMac
122545797  IndyMac
122648111  IndyMac
122722348  IndyMac
122569637  IndyMac
121746123  IndyMac
122564316  IndyMac
122606929  IndyMac
122501426  IndyMac
122490483  IndyMac
121555441  IndyMac
122680842  IndyMac
122107165  IndyMac
122499713  IndyMac
122488737  IndyMac
122517530  IndyMac
122151858  IndyMac
122733825  IndyMac
122583493  IndyMac
122398369  IndyMac
122406943  IndyMac
122644252  IndyMac
122506755  IndyMac
121737910  IndyMac
122404179  IndyMac
121746089  IndyMac
122615433  IndyMac
122516107  IndyMac
122640153  IndyMac
122675756  IndyMac
122349243  IndyMac
122466289  IndyMac
122487097  IndyMac
122503160  IndyMac
122098724  IndyMac
122429235  IndyMac
122550313  IndyMac

LOANID     OCC       PROPTYPE  OTERM  CORTERM  OLTV   RATE   FPDATE    NDDATE    S_MATDATE  PANDI     PTDATE    OBAL
---------  --------  --------  -----  -------  -----  -----  --------  --------  ---------  --------  --------  ------------

122577051  Primary   SFR         360      358     40  6.125  3/1/2006  4/1/2006   2/1/2036  5,104.17  3/1/2006  1,000,000.00
122398131  Primary   SFR         360      357     75   6.25  2/1/2006  4/1/2006   1/1/2036  5,078.13  3/1/2006    975,000.00
122439994  Primary   SFR         360      357     80   6.25  2/1/2006  4/1/2006   1/1/2036  3,141.67  3/1/2006    603,200.00
122525292  Primary   SFR         360      357  58.29   6.25  2/1/2006  4/1/2006   1/1/2036  3,187.50  3/1/2006    612,000.00
122430374  Primary   SFR         360      357   52.8   6.25  2/1/2006  4/1/2006   1/1/2036  3,437.50  3/1/2006    660,000.00
122631609  Primary   SFR         360      358  57.44   6.25  3/1/2006  4/1/2006   2/1/2036  2,453.13  3/1/2006    471,000.00
122649308  Primary   SFR         360      358  52.73   6.25  3/1/2006  4/1/2006   2/1/2036  3,776.04  3/1/2006    725,000.00
122740652  Primary   PUD         360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036  3,020.83  3/1/2006    580,000.00
122602196  Primary   SFR         360      358     80   6.25  3/1/2006  4/1/2006   2/1/2036  2,395.83  3/1/2006    460,000.00
122558669  Investor  2-Family    360      356     70  6.375  1/1/2006  4/1/2006  12/1/2035  2,975.00  3/1/2006    560,000.00
122312724  Primary   Condo       360      356     80  6.375  1/1/2006  4/1/2006  12/1/2035  2,783.75  3/1/2006    524,000.00
122365995  Primary   SFR         360      357  79.85  6.375  2/1/2006  4/1/2006   1/1/2036  2,316.25  3/1/2006    436,000.00
122334575  Primary   SFR         360      357  75.52  6.375  2/1/2006  4/1/2006   1/1/2036  2,507.50  3/1/2006    472,000.00
122623838  Primary   SFR         360      357     80  6.375  2/1/2006  4/1/2006   1/1/2036  2,741.25  3/1/2006    516,000.00
122636556  Primary   SFR         360      358     80  6.375  3/1/2006  4/1/2006   2/1/2036  2,571.25  3/1/2006    484,000.00
122801362  Investor  SFR         360      359   59.8  6.375  4/1/2006  4/1/2006   3/1/2036  8,101.56  4/1/2006  1,525,000.00
122745954  Primary   SFR         360      359  75.16  6.375  4/1/2006  5/1/2006   3/1/2036  3,793.13  4/1/2006    714,000.00
122590137  Primary   PUD         360      357     80    6.5  2/1/2006  5/1/2006   1/1/2036  5,562.20  4/1/2006    880,000.00
122455255  Primary   SFR         360      358  69.57    6.5  3/1/2006  4/1/2006   2/1/2036  4,333.33  3/1/2006    800,000.00
122495027  Primary   SFR         360      357   61.9  6.625  2/1/2006  4/1/2006   1/1/2036  3,588.54  3/1/2006    650,000.00
122697398  Primary   PUD         360      358  58.71  6.625  3/1/2006  4/1/2006   2/1/2036  5,023.96  3/1/2006    910,000.00
122715724  Investor  Condo       360      358  74.09   6.75  3/1/2006  4/1/2006   2/1/2036  3,417.19  3/1/2006    607,500.00
122510200  Primary   PUD         360      357     80  6.875  2/1/2006  4/1/2006   1/1/2036  3,300.00  3/1/2006    576,000.00
122596227  Investor  SFR         360      358  69.36      7  3/1/2006  4/1/2006   2/1/2036  4,754.17  3/1/2006    815,000.00

LOANID     COBAL         PURPOSE   DOC            OAPPVAL       FRTRDATE   CEILING  FLOOR  CAPINT  MARGIN  INDEX        ODATE
---------  ------------  --------  -------------  ------------  ---------  -------  -----  ------  ------  -----------  ----------

122577051  1,000,000.00  R/T Refi  Stated Income  2,500,000.00   2/1/2016   11.125   2.75       2    2.75  12 MO LIBOR   1/23/2006
122398131    975,000.00  R/T Refi  Stated Income  1,300,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/12/2005
122439994    603,200.00  R/T Refi  Full             754,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/20/2005
122525292    612,000.00  R/T Refi  Stated Income  1,050,000.00   1/1/2016    11.25   2.75       2    2.75  12 MO LIBOR  12/23/2005
122430374    660,000.00  R/T Refi  Stated Income  1,250,000.00   1/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/18/2005
122631609    471,000.00  R/T Refi  No Doc           820,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/10/2006
122649308    725,000.00  R/T Refi  No Doc         1,375,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/25/2006
122740652    580,000.00  R/T Refi  Stated Income    725,000.00   2/1/2016    11.25   2.75       2    2.75  12 MO LIBOR   1/25/2006
122602196    460,000.00  R/T Refi  Stated Income    575,000.00   2/1/2016    12.25   2.75       1    2.75  6 MO LIBOR    1/24/2006
122558669    560,000.00  R/T Refi  Stated Income    800,000.00  12/1/2015   12.375   2.25       2    2.25  6 MO LIBOR   11/16/2005
122312724    524,000.00  Purchase  No Ratio         655,000.00  12/1/2015   12.375   2.75       1    2.75  6 MO LIBOR   11/16/2005
122365995    436,000.00  R/T Refi  Stated Income    546,000.00   1/1/2016   11.375   2.75       2    2.75  12 MO LIBOR  12/12/2005
122334575    472,000.00  R/T Refi  Stated Income    625,000.00   1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR     6/6/2005
122623838    516,000.00  R/T Refi  Stated Income    645,000.00   1/1/2016   12.375   2.75       1    2.75  6 MO LIBOR    8/10/2005
122636556    484,000.00  R/T Refi  Stated Income    605,000.00   2/1/2016   11.375   2.75       2    2.75  12 MO LIBOR   1/12/2006
122801362  1,525,000.00  R/T Refi  No Ratio       2,550,000.00   3/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    2/9/2006
122745954    714,000.00  R/T Refi  Stated Income    950,000.00   3/1/2016   11.375   2.75       2    2.75  12 MO LIBOR    2/3/2006
122590137    877,362.66  C/O Refi  Stated Income  1,100,000.00   1/1/2016     11.5   2.75       2    2.75  12 MO LIBOR  12/15/2005
122455255    800,000.00  R/T Refi  Stated Income  1,150,000.00   2/1/2016     11.5   2.75       2    2.75  12 MO LIBOR   1/17/2006
122495027    650,000.00  C/O Refi  NINA           1,050,000.00   1/1/2016   11.625   2.75       2    2.75  12 MO LIBOR  12/15/2005
122697398    910,000.00  C/O Refi  No Ratio       1,550,000.00   2/1/2016   11.625   2.75       2    2.75  12 MO LIBOR   1/20/2006
122715724    607,500.00  R/T Refi  Stated Income    820,000.00   2/1/2016    11.75   2.75       2    2.75  12 MO LIBOR   1/25/2006
122510200    576,000.00  C/O Refi  Stated Income    720,000.00   1/1/2016   12.875   2.75       1    2.75  6 MO LIBOR   12/16/2005
122596227    811,678.90  R/T Refi  Stated Income  1,175,000.00   2/1/2016       13   2.75       1    2.75  6 MO LIBOR    1/20/2006

LOANID     SERVICER
---------  --------

122577051  IndyMac
122398131  IndyMac
122439994  IndyMac
122525292  IndyMac
122430374  IndyMac
122631609  IndyMac
122649308  IndyMac
122740652  IndyMac
122602196  IndyMac
122558669  IndyMac
122312724  IndyMac
122365995  IndyMac
122334575  IndyMac
122623838  IndyMac
122636556  IndyMac
122801362  IndyMac
122745954  IndyMac
122590137  IndyMac
122455255  IndyMac
122495027  IndyMac
122697398  IndyMac
122715724  IndyMac
122510200  IndyMac
122596227  IndyMac

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                 April 28, 2006

To:   U.S. Bank National Association
      4527 Metropolitan Ct., Suite C
      Frederick, MD  21704
      Attention:  Tina Radtke

Re:   The Pooling and Servicing Agreement dated April 28, 2006, among Banc of
      America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as
      Securities Administrator and Master Servicer, and U.S. Bank National
      Association, as Trustee.

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____  1.  Mortgage Paid in Full

____  2.  Foreclosure

____  3.  Substitution

____  4.  Other Liquidation

____  5.  Nonliquidation                        Reason: ___________________

                                   By:__________________________________________
                                         (authorized signer of Bank of America,
                                         National Association)

                                   Issuer:______________________________________

                                       E-1

                                   Address:_____________________________________
                                   _____________________________________________

                                   Date:________________________________________

Custodian

U.S. Bank National Association
Please acknowledge the execution of the above request by your signature and date below:

________________________________   _________________
Signature         Date

Documents returned to Custodian:

________________________________   _________________
Custodian         Date

                                       E-2

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                 April 28, 2006

      [_______________] hereby certifies that it has established a [__________]
Account pursuant to Section [________] of the Pooling and Servicing Agreement,
dated April 28, 2006, among Banc of America Funding Corporation, as Depositor,
Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and
U.S. Bank National Association, as Trustee.

                                   [__________________],

                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________

                                       F-1

                                   EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-D

Re:   Banc of America Funding Corporation, Mortgage Pass-Through
      Certificates, Series 2006-D, Class ___, having an initial aggregate
      Certificate Balance as of April 28, 2006 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated April 28, 2006, among Banc of America Funding Corporation, as
Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master
Servicer, and U.S. Bank National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

            1.    The Transferor is the lawful owner of the Transferred
      Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2.    Neither the Transferor nor anyone acting on its behalf has (a)
      offered, transferred, pledged, sold or otherwise disposed of any
      Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any
      Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any
      Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the
      Transferred Certificates under the Securities Act of 1933, as amended (the
      "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or

                                      G-1-1

      any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                   Very truly yours,

                                   _____________________________________________
                                   (Transferor)

                                   By: _________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                      G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-D

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-D, Class ___, having an initial aggregate
            Certificate Balance as of April 28, 2006 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated April 28, 2006, among Banc of America Funding
Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator
and Master Servicer, and U.S. Bank National Association, as Trustee. All
capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferor hereby certifies, represents and warrants to you, as Securities
Administrator, that:

            1.    The Transferee is a "qualified institutional buyer" (a
      "Qualified Institutional Buyer") as that term is defined in Rule 144A
      ("Rule 144A") under the Securities Act of 1933, as amended (the "1933
      Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only
      (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified
      Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2.    The Transferee has been furnished with all information
      regarding (a) the Depositor, (b) the Transferred Certificates and
      distributions thereon, (c) the nature, performance and servicing of the
      Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust
      created pursuant thereto, (e) any credit enhancement mechanism

                                     G-2A-1

      associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the
      Nominee Acknowledgment below.

                                   Very truly yours,

                                   _____________________________________________
                                   (Transferor)

                                   By: _________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                     G-2A-2

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                   _______________________________________
                                   (Nominee)

                                   By: _________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                     G-2A-3

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows to [__________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2.    The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

      ___   Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution),
            Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue
            Code of 1986.

      ___   Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the
            District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
            $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred
            Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___   Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan

_____________________

1 Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case,
Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     G-2A-4

            association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the
            Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___   Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S.
            territory or the District of Columbia.

      ___   State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___   ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
            1974.

      ___   Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___   Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the
Transferee is a dealer, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4.    For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market.

                                     G-2A-5

Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction.
However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

             ____  ____     Will the Transferee be purchasing the Transferred
             Yes   No       Certificates only for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                   _____________________________________________
                                   Print Name of Transferee

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________
                                   Date: _______________________________________

                                     G-2A-6

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

      The undersigned hereby certifies as follows to [_________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A ("Rule 144A") under the Securities Act of 1933, as amended, because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2.    The Transferee is a "qualified institutional buyer" as defined in
Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the
cost of such securities was used, unless the Transferee or any member of the
Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ___   The Transferee owned and/or invested on a discretionary basis
            $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
            144A).

      ___   The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the
            Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3.    The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     G-2A-7

      4.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the
Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the
Transferee, or owned by the Transferee's Family of Investment Companies, the
securities referred to in this paragraph were excluded.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

             ____   ____     Will the Transferee be purchasing the Transferred
             Yes    No       Certificates only for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                   _____________________________________________
                                   Print Name of Transferee or Adviser

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                   IF AN ADVISER:

                                   _____________________________________________
                                   Print Name of Transferee

                                   By: _________________________________________
                                   Date: _______________________________________

                                     G-2A-8

                                  EXHIBIT G-2B

                       FORM 2 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-D

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-D, Class ___, having an initial aggregate
            Certificate Principal Balance as of April 28, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
April 28, 2006, among Banc of America Funding Corporation, as Depositor, Wells
Fargo Bank, N.A., as Securities Administrator and Master Servicer, and U.S. Bank
National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

      1.    Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2.    Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Securities Administrator is obligated so to register or qualify the
Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities
Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the
Securities Administrator shall

                                     G-2B-1

require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing
Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and
Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Seller, their affiliates or both.

      3.    The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
      AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE
      WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A
      TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT
      AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING
      AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON
      BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN
      INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME
      SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF
      1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW
      ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A
      "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF
      ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE
      MADE UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER
      (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE
      SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
      BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT
      SUCH PURCHASE OR (B) EXCEPT IN THE CASE OF THE CLASS 1-CE AND CLASS 1-P
      CERTIFICATES, IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED
      TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS
      SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS
      EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE
      IS NO BENEFIT PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
      ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON
      BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE
      SAME EMPLOYER (OR

                                     G-2B-2

      AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE
      SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND
      LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT
      HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60
      APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
      TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR
      HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
      CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
      MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT
      SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR
      OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE
      POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE
      OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS
      REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING
      SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER
      OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
      SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES
      THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER
      RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
      PURPORTED TRANSFEREE.

      4.    Neither the Transferee nor anyone acting on its behalf has (a)
offered, transferred, pledged, sold or otherwise disposed of any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any
Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e)
taken any other action, that (in the case of any of the acts described in clauses (a) through (d) above) would constitute a distribution of the
Transferred Certificates under the 1933 Act, would render the disposition of the
Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred
Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5.    The Transferee has been furnished with all information regarding (a)
the Depositor, (b) the Transferred Certificates and distributions thereon, (c)
nature, performance and servicing of the Mortgage Loans, (d) the Pooling and
Servicing Agreement and the Trust created

                                     G-2B-3

pursuant thereto, (e) any credit enhancement mechanism associated with the
Transferred Certificates, and (f) all related matters, that it has requested.

      6.    The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred
Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the
Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
Acknowledgment below.

                                   Very truly yours,

                                   _____________________________________________
                                   (Transferee)

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________
                                   Date: _______________________________________

                                     G-2B-4

                             Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                   _____________________________________________
                                   (Nominee)

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                     G-2B-5

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-D

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates,  Series 2006-D, Class ___, having an initial aggregate
            Certificate Principal Balance as of April 28, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred
Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated April 28, 2006, among Banc of
America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities
Administrator and Master Servicer, and U.S. Bank National Association, as
Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as
Securities Administrator, either that:

      (a)   it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the
Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a
"Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b)   with respect to the Class X-B-4, Class X-B-5, Class X-B-6, Class
5-B-4, Class 5-B-5, Class 5-B-6, Class 6-B-9, Class 6-B-10 and Class 6-B-11
Certificates, it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account"
(as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60
("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section
V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE
95-60 applies.

                                       H-1

      Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                   Very truly yours,

                                   _____________________________________________
                                   (Transferee)

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________
                                   Date: _______________________________________

                                       H-2

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                              RESIDUAL CERTIFICATE

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-D

STATE OF             )
                     ) ss:
COUNTY OF            )

      The undersigned, being first duly sworn, deposes and says as follows:

      1.    The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 2-A-R Certificate (the
"Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated April 28, 2006, among Banc of America Funding Corporation, as Depositor,
Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and
U.S. Bank National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.
The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2.    The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the
Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3.    The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not
Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4.    The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a
Permitted Transferee is the record Holder of an interest in such entity. The
Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual

                                       I-1

knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5.    The Transferee has reviewed the provisions of Section 6.02 of the
Agreement and understands the legal consequences of the acquisition of the
Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6.    The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the
Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted
Transferee.

      7.    The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

      8.    The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the
Residual Certificate.

      9.    The taxpayer identification number of the Transferee's nominee is
___________.

      10.   The Transferee is a (i) U.S. Person as defined in Code Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the
Transferee has delivered to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual
Certificate will not be disregarded for federal income tax purposes..

      11.   The Transferee is aware that the Residual Certificate may be a
"noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                                       I-2

      12.   The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other
U.S. Person.

      13.   If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations
Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

      14.   The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the
Transferee is not acting on behalf of such a plan or arrangement.

      15.   The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

      16.   The Transferee intends to pay taxes associated with holding the
Residual Certificate as such taxes become due.

                                  *    *    *

                                       I-3

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                   _____________________________________________
                                   Print Name of Transferee

                                   By: _________________________________________
                                       Name:
                                       Title:

      Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and
acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____

                                   _____________________________________________
                                                   NOTARY PUBLIC

                                   My Commission expires the ____ day of
                                   ______________, ____

                                       I-4

                                  ATTACHMENT A

                                       to

      AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE
                OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

[ ]   The consideration paid to the Transferee to acquire the Residual
      Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections
      1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the
      Code and the compounding period used by the Transferee.

                                       OR

[ ]   The transfer of the Residual Certificate complies with U.S. Treasury
      Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

      (i)   the Transferee is an "eligible corporation," as defined in U.S.
            Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

      (ii)  at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

      (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury
            Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and
            (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

      (iv)  the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee)
            that it has determined in good faith; and

                                       I-5

      (v)   in the event of any transfer of the Residual Certificate by the
            Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                       I-6

                                    EXHIBIT J
                           LIST OF RECORDATION STATES

                                     Florida
                                    Maryland

                                       J-1

                                    EXHIBIT K

           FORM OF INITIAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                                 April 28, 2006

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145
Attention: Corporate Trust Services - BAFC 2006-D

      Re:   The Pooling and Servicing Agreement, dated April 28, 2006 (the
            "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo
            Bank, N.A., as securities administrator and master servicer and U.S.
            Bank National Association, as trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the
Mortgage Loan Schedule.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       K-1

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                   [U.S. BANK NATIONAL ASSOCIATION,
                                   as Trustee]

                                   [______________________,
                                   as Custodian]

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                       K-2

                                    EXHIBIT L

            FORM OF FINAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                              [___________ __,____]

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 20145
Attention:  Corporate Trust Services - BAFC 2006-D

      Re:   The Pooling and Servicing Agreement, dated April 28, 2006 (the
            "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo
            Bank, N.A., as securities administrator and master servicer and U.S.
            Bank National Association, as trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, as to each
Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       L-1

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                   [U.S. BANK NATIONAL ASSOCIATION,
                                   as Trustee]

                                   [______________________,
                                   as Custodian]

                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________

                                       L-2

                                    EXHIBIT M

                      Form of Sarbanes-Oxley Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-D

      I, [________], a [_____________] of Wells Fargo Bank, N.A. (the "Master
Servicer"), certify that:

1.    I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on
      Form 10-K of the Banc of America Funding 2006-D Trust (the "Exchange Act
      Periodic Reports");

2.    Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.    I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under
      Item 1123 of Regulation AB, and except as disclosed in the Exchange Act
      Periodic Reports, the servicers have fulfilled their obligations under the pooling and servicing agreement, dated April 28, 2006, among Banc of
      America Funding Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National
      Association, as trustee; and

5.    All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item
      1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d- 18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Bank of America, National
Association, Countrywide Home Loans Servicing LP, GreenPoint Mortgage Funding,
Inc., IndyMac Bank, F.S.B. and U.S. Bank National Association.

                                       M-1

                               [_________], 20[__]

                                       M-2

                                    EXHIBIT N

                                   [Reserved]

                                       N-1

                                    EXHIBIT O

                            PLANNED BALANCE SCHEDULES

                                [to be inserted]

                                       O-1

                                    EXHIBIT P

                                   [Reserved]

                                       P-1

                                    EXHIBIT Q

                           Relevant Servicing Criteria

      For purposes of this Exhibit Q, "CW" shall refer to Countrywide, "GP"
shall refer to GreenPoint, "IM" shall refer to IndyMac and "WFB" shall refer to
Wells Fargo Bank, each in its capacity as a Servicer.

-----------------------------------------------------------------------------------------------------------------------------
                            SERVICING CRITERIA                                               PARTIES RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------------------
    REFERENCE                               CRITERIA
-----------------------------------------------------------------------------------------------------------------------------
                                 GENERAL SERVICING CONSIDERATIONS
-----------------------------------------------------------------------------------------------------------------------------

1122(d)(1)(i)          Policies and procedures are instituted to monitor        Master Servicer, Securities Administrator,
                       any performance or other triggers and events of          BANA, CW, GP, IM and WFB
                       default in accordance with the transaction
                       agreements.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)         If any material servicing activities are outsourced      Master Servicer, Securities Administrator,
                       to third parties, policies and procedures are            BANA, CW, GP, IM and WFB
                       instituted to monitor the third party's performance
                       and compliance with such servicing activities.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)        Any requirements in the transaction agreements to        Not applicable
                       maintain a back-up servicer for the mortgage loans
                       are maintained.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)         A fidelity bond and errors and omissions policy is       BANA, CW, GP, IM and WFB
                       in effect on the party participating in the
                       servicing function throughout the reporting period
                       in the amount of coverage required by and otherwise
                       in accordance with the terms of the transaction
                       agreements.
-----------------------------------------------------------------------------------------------------------------------------
                               CASH COLLECTION AND ADMINISTRATION
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)          Payments on mortgage loans are deposited into the        Master Servicer, Securities Administrator,
                       appropriate custodial bank accounts and related          BANA, CW, GP, IM and  WFB
                       bank clearing accounts no more than two business
                       days following receipt, or such other number of
                       days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)         Disbursements made via wire transfer on behalf of        Master Servicer, Securities Administrator,
                       an obligor or to an investor are made only by            BANA, CW, GP, IM and WFB
                       authorized personnel.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)        Advances of funds or guarantees regarding                Master Servicer, Securities Administrator,
                       collections, cash flows or distributions, and any        BANA, CW, GP, IM and WFB
                       interest or other fees charged for such advances,
                       are made, reviewed and approved as specified in the
                       transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------

                                       Q-1

-----------------------------------------------------------------------------------------------------------------------------
                            SERVICING CRITERIA                                               PARTIES RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------------------
    REFERENCE                               CRITERIA
-----------------------------------------------------------------------------------------------------------------------------

1122(d)(2)(iv)         The related accounts for the transaction, such as        Master Servicer, Securities Administrator,
                       cash reserve accounts or accounts established as a       BANA, CW, GP, IM and WFB
                       form of overcollateralization, are separately
                       maintained (e.g., with respect to commingling of
                       cash) as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)          Each custodial account is maintained at a federally      Master Servicer, Securities Administrator,
                       insured depository institution as set forth in the       BANA, CW, GP, IM and WFB
                       transaction agreements. For purposes of this
                       criterion, "federally insured depository
                       institution" with respect to a foreign financial
                       institution means a foreign financial institution
                       that meets the requirements of Rule 13k-1(b)(1) of
                       the Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent         Master Servicer, Securities Administrator,
                       unauthorized access.                                     BANA, CW, GP, IM and WFB
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)        Reconciliations are prepared on a monthly basis for      Master Servicer, Securities Administrator,
                       all asset-backed securities related bank accounts,       BANA, CW, GP, IM and WFB
                       including custodial accounts and related bank
                       clearing accounts. These reconciliations are (A)
                       mathematically accurate; (B) prepared within 30
                       calendar days after the bank statement cutoff date,
                       or such other number of days specified in the
                       transaction agreements; (C) reviewed and approved by
                       someone other than the person who prepared the
                       reconciliation; and (D) contain explanations for
                       reconciling items. These reconciling items are
                       resolved within 90 calendar days of their original
                       identification, or such other number of
                       days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------
                               INVESTOR REMITTANCES AND REPORTING
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)          Reports to investors, including those to be filed        Master Servicer, Securities Administrator,
                       with the Commission, are maintained in accordance        BANA, CW, GP, IM and WFB
                       with the transaction agreements and applicable
                       Commission requirements. Specifically, such
                       reports (A) are prepared in accordance with
                       timeframes and other terms set forth in the
                       transaction agreements; (B) provide information
                       calculated in accordance with the terms specified
                       in the transaction agreements; (C) are filed with
                       the Commission as required by its rules and
                       regulations; and (D) agree with investors' or the
                       trustee's records as to the total unpaid principal
                       balance and number of mortgage loans serviced by
                       the Servicer.
-----------------------------------------------------------------------------------------------------------------------------

                                       Q-2

-----------------------------------------------------------------------------------------------------------------------------
                            SERVICING CRITERIA                                               PARTIES RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------------------
    REFERENCE                               CRITERIA
-----------------------------------------------------------------------------------------------------------------------------

1122(d)(3)(ii)         Amounts due to investors are allocated and remitted      Master Servicer, Securities Administrator,
                       in accordance with timeframes, distribution              BANA, CW, GP, IM and WFB
                       priority and other terms set forth in the
                       transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)        Disbursements made to an investor are posted within      Master Servicer, Securities Administrator,
                       two business days to the Servicer's investor             BANA, CW, GP, IM and WFB
                       records, or such other number of days specified in
                       the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)         Amounts remitted to investors per the investor           Master Servicer, Securities Administrator,
                       reports agree with cancelled checks, or other form       BANA, CW, GP, IM and WFB
                       of payment, or custodial bank statements.
-----------------------------------------------------------------------------------------------------------------------------
                                    POOL ASSET ADMINISTRATION
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)          Collateral or security on mortgage loans is              Custodian, BANA, CW, GP, IM and WFB
                       maintained as required by the transaction
                       agreements or related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)         Mortgage loan and related documents are safeguarded      Custodian, BANA, CW, GP, IM and WFB
                       as required by the transaction agreements
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)        Any additions, removals or substitutions to the          BANA, CW, GP, IM and WFB
                       asset pool are made, reviewed and approved in
                       accordance with any conditions or requirements in
                       the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)         Payments on mortgage loans, including any payoffs,       BANA, CW, GP, IM and WFB
                       made in accordance with the related mortgage loan
                       documents are posted to the Servicer's obligor
                       records maintained no more than two business days
                       after receipt, or such other number of days
                       specified in the transaction agreements, and
                       allocated to principal, interest or other items
                       (e.g., escrow) in accordance with the related
                       mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)          The Servicer's records regarding the mortgage loans      BANA, CW, GP, IM and WFB
                       agree with the Servicer's records with respect to
                       an obligor's unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)         Changes with respect to the terms or status of an        BANA, CW, GP, IM and WFB
                       obligor's mortgage loans (e.g., loan modifications
                       or re-agings) are made, reviewed and approved by
                       authorized personnel in accordance with the
                       transaction agreements and related pool asset
                       documents.
-----------------------------------------------------------------------------------------------------------------------------

                                       Q-3

-----------------------------------------------------------------------------------------------------------------------------
                            SERVICING CRITERIA                                               PARTIES RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------------------
    REFERENCE                               CRITERIA
-----------------------------------------------------------------------------------------------------------------------------

1122(d)(4)(vii)        Loss mitigation or recovery actions (e.g.,               BANA, CW, GP, IM and WFB
                       forbearance plans, modifications and deeds in lieu
                       of foreclosure, foreclosures and repossessions, as
                       applicable) are initiated, conducted and concluded
                       in accordance with the timeframes or other
                       requirements established by the transaction
                       agreements.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)       Records documenting collection efforts are               BANA, CW, GP, IM and WFB
                       maintained during the period a mortgage loan is
                       delinquent in accordance with the transaction
                       agreements. Such records are maintained on at
                       least a monthly basis, or such other period
                       specified in the transaction agreements, and
                       describe the entity's activities in monitoring
                       delinquent mortgage loans including, for example,
                       phone calls, letters and payment rescheduling plans
                       in cases where delinquency is deemed temporary
                       (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)         Adjustments to interest rates or rates of return         BANA, CW, GP, IM and WFB
                       for mortgage loans with variable rates are computed
                       based on the related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)          Regarding any funds held in trust for an obligor         BANA, CW, GP, IM and WFB
                       (such as escrow accounts): (A) such funds are
                       analyzed, in accordance with the obligor's mortgage
                       loan documents, on at least an annual basis, or
                       such other period specified in the transaction
                       agreements; (B) interest on such funds is paid, or
                       credited, to obligors in accordance with applicable
                       mortgage loan documents and state laws; and (C)
                       such funds are returned to the obligor within 30
                       calendar days of full repayment of the related
                       mortgage loans, or such other number of days
                       specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)         Payments made on behalf of an obligor (such as tax       BANA, CW, GP, IM and WFB
                       or insurance payments) are made on or before the
                       related penalty or expiration dates, as indicated
                       on the appropriate bills or notices for such
                       payments, provided that such support has been
                       received by the servicer at least 30 calendar days
                       prior to these dates, or such other number of days
                       specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)        Any late payment penalties in connection with any        BANA, CW, GP, IM and WFB
                       payment to be made on behalf of an obligor are paid
                       from the servicer's funds and not charged to the
                       obligor, unless the late payment was due to the
                       obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------------------

                                       Q-4

-----------------------------------------------------------------------------------------------------------------------------
                            SERVICING CRITERIA                                               PARTIES RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------------------
    REFERENCE                               CRITERIA
-----------------------------------------------------------------------------------------------------------------------------

1122(d)(4)(xiii)       Disbursements made on behalf of an obligor are           BANA, CW, GP, IM and WFB
                       posted within two business days to the obligor's
                       records maintained by the servicer, or such other
                       number of days specified in the transaction
                       agreements.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)        Delinquencies, charge-offs and uncollectible             Master Servicer, Securities Administrator,
                       accounts are recognized and recorded in accordance       BANA, CW, GP, IM and WFB
                       with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)         Any external enhancement or other support,               Master Servicer and Securities Administrator
                       identified in Item 1114(a)(1) through (3) or Item
                       1115 of Regulation AB, is maintained as set forth
                       in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------

                                       Q-5

                                    EXHIBIT R

                         Additional Form 10-D Disclosure

---------------------------------------------------------------------------------------------------------------
                                      ADDITIONAL FORM 10-D DISCLOSURE
---------------------------------------------------------------------------------------------------------------
                  ITEM ON FORM 10-D                                       PARTY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------

            ITEM 1: DISTRIBUTION AND POOL                                  Master Servicer
               PERFORMANCE INFORMATION                                 Securities Administrator
                                                                              Depositor
Any information required by 1121 which is NOT included
on the Monthly Statement
---------------------------------------------------------------------------------------------------------------
              ITEM 2: LEGAL PROCEEDINGS

Any legal proceeding pending against the following
entities or their respective property, that is
material to Certificateholders, including any
proceeding sknown to be contemplated by governmental
authorities:
---------------------------------------------------------------------------------------------------------------
? Issuing Entity (Trust Fund)                             Trustee, Master Servicer, Securities Administrator
                                                                            and Depositor
---------------------------------------------------------------------------------------------------------------
? Sponsor (Seller)                                         Seller (if a party to the Pooling and Servicing
                                                                       Agreement) or Depositor
---------------------------------------------------------------------------------------------------------------
? Depositor                                                                   Depositor
---------------------------------------------------------------------------------------------------------------
? Trustee                                                                      Trustee
---------------------------------------------------------------------------------------------------------------
? Securities Administrator                                             Securities Administrator
---------------------------------------------------------------------------------------------------------------
? Master Servicer                                                          Master Servicer
---------------------------------------------------------------------------------------------------------------
? Custodian                                                                   Custodian
---------------------------------------------------------------------------------------------------------------
? 1110(b) Originator                                                          Depositor
---------------------------------------------------------------------------------------------------------------
? Any 1108(a)(2) Servicer (other than the Master                           Master Servicer
Servicer or Securities Administrator)
---------------------------------------------------------------------------------------------------------------
? Any other party contemplated by 1100(d)(1)                                  Depositor
---------------------------------------------------------------------------------------------------------------
        ITEM 3: SALE OF SECURITIES AND USE OF                                 Depositor
                       PROCEEDS
Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor,
depositor or issuing entity, that are backed by the
same asset pool or are otherwise issued by the issuing
entity, whether or not registered, provide the sales
and use of proceeds information in Item 701 of
Regulation S-K. Pricing information can be omitted if
securities were not registered.
---------------------------------------------------------------------------------------------------------------
       ITEM 4: DEFAULTS UPON SENIOR SECURITIES                         Securities Administrator

Information from Item 3 of Part II of Form 10-Q:
---------------------------------------------------------------------------------------------------------------

                                       R-1

---------------------------------------------------------------------------------------------------------------
                                      ADDITIONAL FORM 10-D DISCLOSURE
---------------------------------------------------------------------------------------------------------------
                  ITEM ON FORM 10-D                                       PARTY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------

Report the occurrence of any Event of Default (after
expiration of any grace period and provision of any
required notice)
---------------------------------------------------------------------------------------------------------------
       ITEM 5: SUBMISSION OF MATTERS TO A VOTE                         Securities Administrator
                 OF SECURITY HOLDERS

Information from Item 4 of Part II of Form 10-Q
---------------------------------------------------------------------------------------------------------------
         ITEM 6: SIGNIFICANT OBLIGORS OF POOL                                 Depositor
                        ASSETS

Item 1112(b) - Significant Obligor Financial
Information*
---------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form
10-D for the distribution period in which updated
information is required pursuant to the Item.
---------------------------------------------------------------------------------------------------------------
           ITEM 7: SIGNIFICANT ENHANCEMENT
                 PROVIDER INFORMATION

Item 1114(b)(2) - Credit Enhancement Provider
Financial Information*
---------------------------------------------------------------------------------------------------------------
? Determining applicable disclosure threshold                          Securities Administrator
---------------------------------------------------------------------------------------------------------------
? Requesting required financial information or                         Securities Administrator
effecting incorporation by reference
---------------------------------------------------------------------------------------------------------------
   Item 1115(b) - Derivative Counterparty Financial
                     Information*
---------------------------------------------------------------------------------------------------------------
? Determining current maximum probable exposure                               Depositor
---------------------------------------------------------------------------------------------------------------
? Determining current significance percentage                          Securities Administrator
---------------------------------------------------------------------------------------------------------------
? Requesting required financial information or                         Securities Administrator
effecting incorporation by reference
---------------------------------------------------------------------------------------------------------------
 *This information need only be reported on the Form
 10-D for the distribution period in which updated
 information is required pursuant to the Items.
---------------------------------------------------------------------------------------------------------------
              ITEM 8: OTHER INFORMATION                   Any party responsible for the applicable Form 8-K
                                                                           Disclosure item
Disclose any information required to be reported on
Form 8-K during the period covered by the Form 10-D
but not reported
---------------------------------------------------------------------------------------------------------------
                   ITEM 9: EXHIBITS
---------------------------------------------------------------------------------------------------------------
       Monthly Statement to Certificateholders                         Securities Administrator
---------------------------------------------------------------------------------------------------------------
Exhibits required by Item 601 of Regulation S-K, such                         Depositor
                as material agreements
---------------------------------------------------------------------------------------------------------------

                                       R-2

                                    EXHIBIT S

                         Additional Form 10-K Disclosure

---------------------------------------------------------------------------------------------------------------
                                      ADDITIONAL FORM 10-K DISCLOSURE
---------------------------------------------------------------------------------------------------------------
                  ITEM ON FORM 10-K                                       PARTY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------

          ITEM 1B: UNRESOLVED STAFF COMMENTS                                  Depositor

---------------------------------------------------------------------------------------------------------------
              ITEM 9B: OTHER INFORMATION                    Any party responsible for disclosure items on
Disclose any information required to be reported on                           Form 8-K
Form 8-K during the fourth quarter covered by the Form
10-K but not reported
---------------------------------------------------------------------------------------------------------------
        ITEM 15: EXHIBITS, FINANCIAL STATEMENT                         Securities Administrator
                      SCHEDULES                                               Depositor
---------------------------------------------------------------------------------------------------------------
           REG AB ITEM 1112(B): SIGNIFICANT
               OBLIGORS OF POOL ASSETS
---------------------------------------------------------------------------------------------------------------
Significant Obligor Financial Information*                                    Depositor
---------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form
10-D for the distribution period in which updated
information is required pursuant to the Item.
---------------------------------------------------------------------------------------------------------------
            REG AB ITEM 1114(B)(2): CREDIT
      ENHANCEMENT PROVIDER FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------------------------
? Determining applicable disclosure threshold                          Securities Administrator
---------------------------------------------------------------------------------------------------------------
? Requesting required financial information or                         Securities Administrator
effecting incorporation by reference
---------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form
10-D for the distribution period in which updated
information is required pursuant to the Items.
---------------------------------------------------------------------------------------------------------------
           REG AB ITEM 1115(B): DERIVATIVE
          COUNTERPARTY FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------------------------
? Determining current maximum probable exposure                               Depositor
---------------------------------------------------------------------------------------------------------------
? Determining current significance percentage                          Securities Administrator
---------------------------------------------------------------------------------------------------------------
? Requesting required financial information or                         Securities Administrator
effecting incorporation by reference
---------------------------------------------------------------------------------------------------------------
*This information need only be reported on the Form
10-D for the distribution period in which updated
information is required pursuant to the Items.
---------------------------------------------------------------------------------------------------------------
         REG AB ITEM 1117: LEGAL PROCEEDINGS

Any legal proceeding pending against the following
entities or their respective property, that is
material to Certificateholders, including any
proceeding sknown to be contemplated by
---------------------------------------------------------------------------------------------------------------

                                       S-1

---------------------------------------------------------------------------------------------------------------
                                      ADDITIONAL FORM 10-K DISCLOSURE
---------------------------------------------------------------------------------------------------------------
                  ITEM ON FORM 10-K                                       PARTY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------

governmental authorities:
---------------------------------------------------------------------------------------------------------------
? Issuing Entity (Trust Fund)                             Trustee, Master Servicer, Securities Administrator
                                                                            and Depositor
---------------------------------------------------------------------------------------------------------------
? Sponsor (Seller)                                         Seller (if a party to the Pooling and Servicing
                                                                       Agreement) or Depositor
---------------------------------------------------------------------------------------------------------------
? Depositor                                                                   Depositor
---------------------------------------------------------------------------------------------------------------
? Trustee                                                                      Trustee
---------------------------------------------------------------------------------------------------------------
? Securities Administrator                                             Securities Administrator
---------------------------------------------------------------------------------------------------------------
? Master Servicer                                                          Master Servicer
---------------------------------------------------------------------------------------------------------------
? Custodian                                                                   Custodian
---------------------------------------------------------------------------------------------------------------
? 1110(b) Originator                                                          Depositor
---------------------------------------------------------------------------------------------------------------
? Any 1108(a)(2) Servicer (other than the Master                           Master Servicer
Servicer or Securities Administrator)
---------------------------------------------------------------------------------------------------------------
? Any other party contemplated by 1100(d)(1)                                  Depositor
---------------------------------------------------------------------------------------------------------------
          REG AB ITEM 1119: AFFILIATIONS AND
                    RELATIONSHIPS
---------------------------------------------------------------------------------------------------------------
Whether (a) the Sponsor (Seller), Depositor or Issuing                   Depositor as to (a)
Entity is an affiliate of the following parties, and                   Sponsor/Seller as to (a)
(b) to the extent known and material, any of the
following parties are affiliated with one another:
---------------------------------------------------------------------------------------------------------------
? Master Servicer                                                          Master Servicer
---------------------------------------------------------------------------------------------------------------
? Securities Administrator                                             Securities Administrator
---------------------------------------------------------------------------------------------------------------
? Trustee                                                                      Trustee
---------------------------------------------------------------------------------------------------------------
? Any other 1108(a)(3) servicer                                            Master Servicer
---------------------------------------------------------------------------------------------------------------
? Any 1110 Originator                                                     Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------
? Any 1112(b) Significant Obligor                                         Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------
? Any 1114 Credit Enhancement Provider                                    Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------
? Any 1115 Derivate Counterparty Provider                                 Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------
? Any other 1101(d)(1) material party                                     Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------
Whether there are any "outside the ordinary course                        Depositor as to (a)
business arrangements" other than would be obtained in                  Sponsor/Seller as to (a)
an arm's length transaction between (a) the Sponsor
(Seller), Depositor or Issuing Entity on the one hand,
and (b) any of the following parties (or their
affiliates) on the other hand, that exist currently or
within the past two years and that are material to a
Certificateholder's understanding of the Certificates:
---------------------------------------------------------------------------------------------------------------
? Master Servicer                                                          Master Servicer
---------------------------------------------------------------------------------------------------------------
? Securities Administrator                                             Securities Administrator
---------------------------------------------------------------------------------------------------------------
? Trustee                                                                      Trustee
---------------------------------------------------------------------------------------------------------------
? Any other 1108(a)(3) servicer                                            Master Servicer
---------------------------------------------------------------------------------------------------------------
? Any 1110 Originator                                                     Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------

                                       S-2

---------------------------------------------------------------------------------------------------------------
                                      ADDITIONAL FORM 10-K DISCLOSURE
---------------------------------------------------------------------------------------------------------------
                  ITEM ON FORM 10-K                                       PARTY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------

? Any 1112(b) Significant Obligor                                         Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------
? Any 1114 Credit Enhancement Provider                                    Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------
? Any 1115 Derivate Counterparty Provider                                 Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------
? Any other 1101(d)(1) material party                                     Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------
Whether there are any specific relationships involving                    Depositor as to (a)
the transaction or the pool assets between (a) the                      Sponsor/Seller as to (a)
Sponsor (Seller), Depositor or Issuing Entity on the
one hand, and (b) any of the following parties (or
their affiliates) on the other hand, that exist
currently or within the past two years and that are
material:
---------------------------------------------------------------------------------------------------------------
? Master Servicer                                                          Master Servicer
---------------------------------------------------------------------------------------------------------------
? Securities Administrator                                             Securities Administrator
---------------------------------------------------------------------------------------------------------------
? Trustee                                                                      Trustee
---------------------------------------------------------------------------------------------------------------
? Any other 1108(a)(3) servicer                                            Master Servicer
---------------------------------------------------------------------------------------------------------------
? Any 1110 Originator                                                     Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------
? Any 1112(b) Significant Obligor                                         Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------
? Any 1114 Credit Enhancement Provider                                    Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------
? Any 1115 Derivate Counterparty Provider                                 Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------
? Any other 1101(d)(1) material party                                     Depositor/Sponsor
---------------------------------------------------------------------------------------------------------------

                                       S-3

                                    EXHIBIT T

                               Form 8-K Disclosure

---------------------------------------------------------------------------------------------------------------
                                      FORM 8-K DISCLOSURE INFORMATION
---------------------------------------------------------------------------------------------------------------
                   ITEM ON FORM 8-K                                        PARTY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------

ITEM 1.01- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT       All parties, but only to the extent they are a
                                                                                party

Disclosure is required regarding entry into or
amendment of any definitive agreement that is
material to the securitization, even if depositor is
not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive
agreements that are fully disclosed in the prospectus
---------------------------------------------------------------------------------------------------------------
   ITEM 1.02- TERMINATION OF A MATERIAL DEFINITIVE        All parties, but only to the extent they are a party
                      AGREEMENT

Disclosure is required regarding termination of  any
definitive agreement that is material to the
securitization (other than expiration in accordance
with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
---------------------------------------------------------------------------------------------------------------
        ITEM 1.03- BANKRUPTCY OR RECEIVERSHIP                                  Depositor

Disclosure is required regarding the bankruptcy or
receivership, with respect to any of the following:
---------------------------------------------------------------------------------------------------------------
? Sponsor (Seller)                                                     Depositor/Sponsor (Seller)
---------------------------------------------------------------------------------------------------------------
? Depositor                                                                    Depositor
---------------------------------------------------------------------------------------------------------------
? Master Servicer                                                           Master Servicer
---------------------------------------------------------------------------------------------------------------
? Affiliated Servicer                                                       Master Servicer
---------------------------------------------------------------------------------------------------------------
? Other Servicer servicing 20% or more of the pool                         Master Servicer
assets at the time of the report
---------------------------------------------------------------------------------------------------------------
? Other material servicers                                                  Master Servicer
---------------------------------------------------------------------------------------------------------------
? Trustee                                                                       Trustee
---------------------------------------------------------------------------------------------------------------
? Securities Administrator                                              Securities Administrator
---------------------------------------------------------------------------------------------------------------
? Significant Obligor                                                          Depositor
---------------------------------------------------------------------------------------------------------------
? Credit Enhancer (10% or more)                                                Depositor
---------------------------------------------------------------------------------------------------------------
? Derivative Counterparty                                                      Depositor
---------------------------------------------------------------------------------------------------------------

                                       T-1

---------------------------------------------------------------------------------------------------------------
                                      FORM 8-K DISCLOSURE INFORMATION
---------------------------------------------------------------------------------------------------------------
                   ITEM ON FORM 8-K                                        PARTY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------

? Custodian                                                                    Custodian
---------------------------------------------------------------------------------------------------------------
   ITEM 2.04- TRIGGERING EVENTS THAT ACCELERATE OR                             Depositor
     INCREASE A DIRECT FINANCIAL OBLIGATION OR AN                           Master Servicer
  OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT                     Securities Administrator

Includes an early amortization, performance trigger or
other event, including event of default, that would
materially alter the payment priority/distribution of
cash flows/amortization schedule.

Disclosure will be made of events other than waterfall
triggers which are disclosed in the monthly statements
to the certificateholders.
---------------------------------------------------------------------------------------------------------------
  ITEM 3.03- MATERIAL MODIFICATION TO RIGHTS OF                         Securities Administrator
                 SECURITY HOLDERS                                               Trustee
                                                                               Depositor
Disclosure is required of any material modification to     (with respect to each, only to the extent they are
documents defining the rights of Certificateholders,                            a party)
including the Pooling and Servicing Agreement.
---------------------------------------------------------------------------------------------------------------
ITEM 5.03- AMENDMENTS OF ARTICLES OF INCORPORATION OR                          Depositor
            BYLAWS; CHANGE OF FISCAL YEAR

Disclosure is required of any amendment "to the
governing documents of the issuing entity".
---------------------------------------------------------------------------------------------------------------
    ITEM 6.01- ABS INFORMATIONAL AND COMPUTATIONAL                             Depositor
                       MATERIAL

---------------------------------------------------------------------------------------------------------------
     ITEM 6.02- CHANGE OF SERVICER OR SECURITIES                        Master Servicer/Securities
                    ADMINISTRATOR                                        Administrator/Depositor

Requires disclosure of any removal, replacement,
substitution or addition of any master servicer,
affiliated servicer, other servicer servicing 10% or
more of pool assets at time of report, other material
servicers or trustee.
---------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new master servicer is                        Master Servicer
also required.
---------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new Trustee is also                              Trustee
required.
---------------------------------------------------------------------------------------------------------------
 ITEM 6.03- CHANGE IN CREDIT ENHANCEMENT OR EXTERNAL               Depositor/Securities Administrator
                       SUPPORT
Covers termination of any enhancement in manner other
than by its terms, the addition of an

---------------------------------------------------------------------------------------------------------------

                                       T-2

---------------------------------------------------------------------------------------------------------------
                                      FORM 8-K DISCLOSURE INFORMATION
---------------------------------------------------------------------------------------------------------------
                   ITEM ON FORM 8-K                                        PARTY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------

enhancement, or a material change in the enhancement
provided. Applies to external credit enhancements as
well as derivatives.
---------------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new enhancement provider                           Depositor
is also required.
---------------------------------------------------------------------------------------------------------------
        ITEM 6.04- FAILURE TO MAKE A REQUIRED                           Securities Administrator
                     DISTRIBUTION
---------------------------------------------------------------------------------------------------------------
          ITEM 6.05- SECURITIES ACT UPDATING
                      DISCLOSURE                                               Depositor

If any material pool characteristic differs by 5% or
more at the time of issuance of the securities from
the description in the final prospectus, provide
updated Reg AB disclosure about the actual asset pool.
---------------------------------------------------------------------------------------------------------------
If there are any new servicers or originators required                        Depositor
to be disclosed under Regulation AB as a result of the
foregoing, provide the information called for in Items
1108 and 1110 respectively.
---------------------------------------------------------------------------------------------------------------
             ITEM 7.01- REG FD DISCLOSURE                                     Depositor
---------------------------------------------------------------------------------------------------------------
               ITEM 8.01- OTHER EVENTS                                         Depositor

 Any event, with respect to which information is not
otherwise called for in Form 8-K, that the registrant
      deems of importance to certificateholders.
---------------------------------------------------------------------------------------------------------------
  ITEM 9.01- FINANCIAL STATEMENTS AND                       Responsible party for reporting/disclosing the
                       EXHIBITS                                     financial statement or exhibit

---------------------------------------------------------------------------------------------------------------

                                       T-3

                                    EXHIBIT U

                          Form of Back-up Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-D

      I, ________________________________, the _______________________ of [Wells
Fargo Bank, N.A.] (the ["Securities Administrator"]), certify to Wells Fargo
Bank, N.A. (the "Master Servicer") and its officers, with the knowledge and intent that they will rely upon this certification, that:

1.    I have reviewed the [compliance statement of the Securities Administrator provided in accordance with Item 1123 of Regulation AB (the "Compliance
      Statement")], the report on assessment of the [Securities Administrator's]
      compliance with the servicing criteria set forth in Item 1122(d) of
      Regulation AB (the "Servicing Criteria"), provided in accordance with
      Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended
      (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing
      Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all
      servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the [Securities Administrator]
      during 200[ ] that were delivered by the [Securities Administrator] to the
      Master Servicer pursuant to the Agreement (collectively, the "Servicing
      Information");

2.    Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

3.    Based on my knowledge, all of the Servicing Information required to be provided by the [Securities Administrator] under the Agreement has been provided to the Master Servicer;

4.    I am responsible for reviewing the activities performed by the [Securities
      Administrator] under the Agreement, and based on my knowledge [and the compliance review conducted in preparing the Compliance Statement] and except as disclosed in the Compliance Statement,] the Servicing Assessment
      or the Attestation Report, the [Securities Administrator] has fulfilled its obligations under the Agreement in all material respects; and

5.    [The Compliance Statement required to be delivered by the Securities
      Administrator pursuant to the Agreement, and the] [The] Servicing
      Assessment and Attestation Report required to be provided by the
      [Securities Administrator] and by any Subservicer or Subcontractor
      pursuant to the Agreement, have been provided to the Master Servicer.

                                       U-1

      Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

      In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: [_____________]

[_________], 200[_]

                                   By: ________________________________
                                       Name:
                                       Title:

                                       U-2

                                    EXHIBIT V

                       Additional Disclosure Notification

**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO
cts.sec.notifications@wellsfargo.com AND VIA OVERNIGHT MAIL TO THE ADDRESSES
IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Securities Administrator
Old Annapolis Road
Columbia, Maryland 21045
Attn: Corporate Trust Services-  [DEAL NAME]--SEC REPORT PROCESSING

with a copy to:

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255
Attn: General Counsel and Chief Financial Officer

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, , dated
as of [      ][ ], 2006, among [      ], as [      ], [       ], as [       ],
[      ], as [      ] and [      ], as [      ]. the undersigned, as [       ],
hereby notifies you that certain events have come to our attention that [will]
[may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

                                       V-1

List of any Attachments hereto to be included in the Additional Form
[10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [          ],
phone number: [           ]; email address: [              ].

                                   [NAME OF PARTY],
                                   as [role]

                                   By: ________________________________
                                       Name:
                                       Title:

                                       V-1

                                    EXHIBIT W

                          Interest Rate Swap Agreement

                                [Attached hereto]

                                       W-1

                                      ISDA

              INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.

                              2002 MASTER AGREEMENT

                           dated as of   April 21, 2006
                                        -----------------------

                                          Wells Fargo Bank, N.A., as
                                          Supplemental Interest Trust Trustee,
                                          on behalf of Banc of America Funding
Bank of America, N.A., as national        2006-D Supplemental Interest Trust, a
banking association organized and         trust organized and existing under
existing under the laws of the            the laws of the State of New York
United States of America ("Party A")      ("Party B")

have entered and/or anticipate entering into one or more transactions (each a
"Transaction") that are or will be governed by this 2002 Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties or otherwise effective for the purpose of confirming or evidencing those Transactions. This
2002 Master Agreement and the Schedule are together referred to as this "Master
Agreement".

Accordingly, the parties agree as follows:--

1.      INTERPRETATION

(a)     DEFINITIONS. The terms defined in Section 14 and elsewhere in this
Master Agreement will have the meanings therein specified for the purpose of this Master Agreement.

(b)     INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any
Confirmation and this Master Agreement, such Confirmation will prevail for the purpose of the relevant Transaction.

(c)     SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.      OBLIGATIONS

(a)     GENERAL CONDITIONS.

        (i)     Each party will make each payment or delivery specified in each
        Confirmation to be made by it, subject to the other provisions of this
        Agreement.

        (ii)    Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant
        Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

   Copyright (C) 2002 by International Swaps and Derivatives Association, Inc.

        (iii)   Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential
        Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other condition specified in this Agreement to be a condition precedent for the purpose of this Section 2(a)(iii).

(b)     CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local
Business Days prior to the Scheduled Settlement Date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)     NETTING OF PAYMENTS. If on any date amounts would otherwise be payable:--

        (i)     in the same currency; and

        (ii)    in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by which the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount and payment obligation will be determined in respect of all amounts payable on the same date in the same currency in respect of those Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or any Confirmation by specifying that
"Multiple Transaction Payment Netting" applies to the Transactions identified as being subject to the election (in which case clause (ii) above will not apply to such Transactions). If Multiple Transaction Payment Netting is applicable to
Transactions, it will apply to those Transactions with effect from the starting date specified in the Schedule or such Confirmation, or, if a starting date is not specified in the Schedule or such Confirmation, the starting date otherwise agreed by the parties in writing. This election may be made separately for different groups of Transactions and will apply separately to each pairing of
Offices through which the parties make and receive payments or deliveries.

(d)     DEDUCTION OR WITHHOLDING FOR TAX.

        (i)     GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party
        ("X") will:--

                (1)     promptly notify the other party ("Y") of such
                requirement;

                (2)     pay to the relevant authorities the full amount required
                to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                (3)     promptly forward to Y an official receipt (or a
                certified copy), or other documentation reasonably acceptable to
                Y, evidencing such payment to such authorities; and

                                        2

                (4)     if such Tax is an Indemnifiable Tax, pay to Y, in
                addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of
                Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                        (A)     the failure by Y to comply with or perform any
                        agreement contained in Section 4(a)(i), 4(a)(iii) or
                        4(d); or

                        (B)     the failure of a representation made by Y
                        pursuant to Section 3(f) to be accurate and true unless
                        such failure would not have occurred but for (I) any
                        action taken by a taxing authority, or brought in a
                        court of competent jurisdiction, after a Transaction is
                        entered into (regardless of whether such action is taken
                        or brought with respect to a party to this Agreement) or
                        (II) a Change in Tax Law.

        (ii)    LIABILITY. If:--

                (1)     X is required by any applicable law, as modified by the
                practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section
                2(d)(i)(4);

                (2)     X does not so deduct or withhold; and

                (3)     a liability resulting from such Tax is assessed directly
                against X,

        then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i),
        4(a)(iii) or 4(d)).

3.      REPRESENTATIONS

Each party makes the representations contained in Sections 3(a), 3(b), 3(c),
3(d), 3(e) and 3(f) and, if specified in the Schedule as applying, 3(g) to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this
Agreement). If any "Additional Representation" is specified in the Schedule or any Confirmation as applying, the party or parties specified for such Additional
Representation will make and, if applicable, be deemed to repeat such Additional
Representation at the time or times specified for such Additional
Representation.

(a)     BASIC REPRESENTATIONS.

        (i)     STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

        (ii)    POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this
        Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

                                        3

        (iii)   NO VIOLATION OR CONFLICT. Such execution, delivery and
        performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

        (iv)    CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit
        Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

        (v)     OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)     ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of
Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any
Credit Support Document to which it is a party.

(c)     ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it, any of its Credit Support Providers or any of its
applicable Specified Entities any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such
Credit Support Document.

(d)     ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)     PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)     PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

(g)     NO AGENCY. It is entering into this Agreement, including each
Transaction, as principal and not as agent of any person or entity.

4.      AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a)     FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under clause (iii) below, to such government or taxing authority as the other party reasonably directs:--

        (i)     any forms, documents or certificates relating to taxation
        specified in the Schedule or any Confirmation;

        (ii)    any other documents specified in the Schedule or any
        Confirmation; and

                                        4

        (iii)   upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b)     MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any
Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c)     COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this
Agreement or any Credit Support Document to which it is a party.

(d)     TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)     PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this
Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled or considered to have its seat, or where an Office through which it is acting for the purpose of this Agreement is located ("Stamp Tax
Jurisdiction"), and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.      EVENTS OF DEFAULT AND TERMINATION EVENTS

(a)     EVENTS OF DEFAULT. The occurrence at any time with respect to a party or if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes (subject to Sections
5(c) and 6(e)(iv)) an event of default (an "Event of Default") with respect to such party:--

        (i)     FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i)
        or 9(h)(i)(2) or (4) required to be made by it if such failure is not remedied on or before the first Local Business Day in the case of any such payment or the first Local Delivery Day in the case of any such delivery after, in each case, notice of such failure is given to the party;

        (ii)    BREACH OF AGREEMENT; REPUDIATION OF AGREEMENT.

                (1)     Failure by the party to comply with or perform any
                agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i)
                or 9(h)(i)(2) or (4) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or
                4(d)) to be complied with or performed by the party in
                accordance with this Agreement if such failure is not remedied within 30 days after notice of such failure is given to the party; or

                (2)     the party disaffirms, disclaims, repudiates or rejects,
                in whole or in part, or challenges the validity of, this Master
                Agreement, any Confirmation executed and delivered by that party or any

                                        5

                Transaction evidenced by such a Confirmation (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

        (iii)   CREDIT SUPPORT DEFAULT.

                (1)     Failure by the party or any Credit Support Provider of
                such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any
                Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                (2)     the expiration or termination of such Credit Support
                Document or the failing or ceasing of such Credit Support
                Document, or any security interest granted by such party or such
                Credit Support Provider to the other party pursuant to any such
                Credit Support Document, to be in full force and effect for the purpose of this Agreement (in each case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support
                Document relates without the written consent of the other party;
                or

                (3)     the party or such Credit Support Provider disaffirms,
                disclaims, repudiates or rejects, in whole or in part, or
                challenges the validity of, such Credit Support Document (or such action is taken by any person or entity appointed or
                empowered to operate it or act on its behalf);

        (iv)    MISREPRESENTATION. A representation (other than a representation under Section 3(e) or 3(f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

        (v)     DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit
        Support Provider of such party or any applicable Specified Entity of such party:--

                (1)     defaults (other than by failing to make a delivery)
                under a Specified Transaction or any credit support arrangement relating to a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, such default results in a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction;

                (2)     defaults, after giving effect to any applicable notice
                requirement or grace period, in making any payment due on the last payment or exchange date of, or any payment on early
                termination of, a Specified Transaction (or, if there is no applicable notice requirement or grace period, such default continues for at least one Local Business Day);

                (3)     defaults in making any delivery due under (including any
                delivery due on the last delivery or exchange date of) a
                Specified Transaction or any credit support arrangement relating to a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, such default results in a liquidation of, an acceleration of obligations under, or an early termination of, all transactions outstanding under the documentation applicable to that Specified
                Transaction; or

                (4)     disaffirms, disclaims, repudiates or rejects, in whole
                or in part, or challenges the validity of, a Specified
                Transaction or any credit support arrangement relating to a
                Specified Transaction that is, in either case, confirmed or evidenced by a document or other confirming evidence executed and delivered by that party, Credit Support Provider or
                Specified Entity (or such action is taken by any person or entity appointed or empowered to operate it or act on its
                behalf);

                                        6

        (vi)    CROSS-DEFAULT. If "Cross-Default" is specified in the Schedule as applying to the party, the occurrence or existence of:--

                (1)     a default, event of default or other similar condition
                or event (however described) in respect of such party, any
                Credit Support Provider of such party or any applicable
                Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them
                (individually or collectively) where the aggregate principal amount of such agreements or instruments, either alone or
                together with the amount, if any, referred to in clause (2)
                below, is not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified
                Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments before it would otherwise have been due and payable; or

                (2)     a default by such party, such Credit Support Provider or
                such Specified Entity (individually or collectively) in making one or more payments under such agreements or instruments on the due date for payment (after giving effect to any applicable notice requirement or grace period) in an aggregate amount, either alone or together with the amount, if any, referred to in clause (1) above, of not less than the applicable Threshold
                Amount;

        (vii)   BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

                (1)     is dissolved (other than pursuant to a consolidation,
                amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability
                generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4)(A) institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory
                jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is
                presented for its winding-up or liquidation by it or such
                regulator, supervisor or similar official, or (B) has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or
                insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and such proceeding or petition is instituted or presented by a person or entity not described in clause (A) above and either
                (I) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (II) is not dismissed, discharged, stayed or restrained in each case within 15 days of the
                institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6)
                seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee,
                custodian or other similar official for it or for all or
                substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or
                substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 15 days thereafter;
                (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7)
                above (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

                                        7

        (viii)  MERGER WITHOUT ASSUMPTION. The party or any Credit Support
        Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, or reorganises, reincorporates or reconstitutes into or as, another entity and, at the time of such consolidation, amalgamation, merger, transfer, reorganisation, reincorporation or reconstitution:--

                (1)     the resulting, surviving or transferee entity fails to
                assume all the obligations of such party or such Credit Support
                Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party; or

                (2)     the benefits of any Credit Support Document fail to
                extend (without the consent of the other party) to the
                performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b)     TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified
Entity of such party of any event specified below constitutes (subject to
Section 5(c)) an Illegality if the event is specified in clause (i) below, a
Force Majeure Event if the event is specified in clause (ii) below, a Tax Event if the event is specified in clause (iii) below, a Tax Event Upon Merger if the event is specified in clause (iv) below, and, if specified to be applicable, a
Credit Event Upon Merger if the event is specified pursuant to clause (v) below or an Additional Termination Event if the event is specified pursuant to clause
(vi) below:--

        (i)     ILLEGALITY. After giving effect to any applicable provision, disruption fallback or remedy specified in, or pursuant to, the relevant
        Confirmation or elsewhere in this Agreement, due to an event or circumstance (other than any action taken by a party or, if applicable, any Credit Support Provider of such party) occurring after a Transaction is entered into, it becomes unlawful under any applicable law (including without limitation the laws of any country in which payment, delivery or compliance is required by either party or any Credit Support Provider, as the case may be), on any day, or it would be unlawful if the relevant payment, delivery or compliance were required on that day (in each case, other than as a result of a breach by the party of Section 4(b)):--

                (1)     for the Office through which such party (which will be
                the Affected Party) makes and receives payments or deliveries with respect to such Transaction to perform any absolute or contingent obligation to make a payment or delivery in respect of such Transaction, to receive a payment or delivery in respect of such Transaction or to comply with any other material
                provision of this Agreement relating to such Transaction; or

                (2)     for such party or any Credit Support Provider of such
                party (which will be the Affected Party) to perform any absolute or contingent obligation to make a payment or delivery which such party or Credit Support Provider has under any Credit
                Support Document relating to such Transaction, to receive a payment or delivery under such Credit Support Document or to comply with any other material provision of such Credit Support
                Document;

        (ii)    FORCE MAJEURE EVENT. After giving effect to any applicable provision, disruption fallback or remedy specified in, or pursuant to, the relevant Confirmation or elsewhere in this Agreement, by reason of force majeure or act of state occurring after a Transaction is entered into, on any day:--

                (1)     the Office through which such party (which will be the
                Affected Party) makes and receives payments or deliveries with respect to such Transaction is prevented from performing any absolute or contingent obligation to make a payment or delivery in respect of such Transaction, from receiving a payment or delivery in respect of such Transaction or from complying with any other material provision of this Agreement relating to such
                Transaction (or would be so prevented if such payment, delivery or compliance were required on that day), or it becomes
                impossible or

                                        8

                impracticable for such Office so to perform, receive or comply
                (or it would be impossible or impracticable for such Office so to perform, receive or comply if such payment, delivery or compliance were required on that day); or

                (2)     such party or any Credit Support Provider of such party
                (which will be the Affected Party) is prevented from performing any absolute or contingent obligation to make a payment or delivery which such party or Credit Support Provider has under any Credit Support Document relating to such Transaction, from receiving a payment or delivery under such Credit Support
                Document or from complying with any other material provision of such Credit Support Document (or would be so prevented if such payment, delivery or compliance were required on that day), or it becomes impossible or impracticable for such party or Credit
                Support Provider so to perform, receive or comply (or it would be impossible or impracticable for such party or Credit Support
                Provider so to perform, receive or comply if such payment, delivery or compliance were required on that day),

        so long as the force majeure or act of state is beyond the control of such Office, such party or such Credit Support Provider, as appropriate, and such Office, party or Credit Support Provider could not, after using all reasonable efforts (which will not require such party or Credit
        Support Provider to incur a loss, other than immaterial, incidental expenses), overcome such prevention, impossibility or impracticability;

        (iii)   TAX EVENT. Due to (1) any action taken by a taxing authority, or brought in a court of competent jurisdiction, after a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (2) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Settlement
        Date (A) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 9(h)) or (B) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 9(h)) and no additional amount is required to be paid in respect of such Tax under
        Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or
        (B));

        (iv)    TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Settlement Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
        Section 2(d)(i)(4) (except in respect of interest under Section 9(h)) or
        (2) receive a payment from which an amount has been deducted or withheld for or on account of any Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section
        2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets (or any substantial part of the assets comprising the business conducted by it as of the date of this Master Agreement) to, or reorganising, reincorporating or reconstituting into or as, another entity (which will be the Affected
        Party) where such action does not constitute a Merger Without
        Assumption;

        (v)     CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is
        specified in the Schedule as applying to the party, a Designated Event
        (as defined below) occurs with respect to such party, any Credit Support
        Provider of such party or any applicable Specified Entity of such party
        (in each case, "X") and such Designated Event does not constitute a
        Merger Without Assumption, and the creditworthiness of X or, if applicable, the successor, surviving or transferee entity of X, after taking into account any applicable Credit Support Document, is materially weaker immediately after the occurrence of such Designated
        Event than that of X immediately prior to the occurrence of such
        Designated Event (and, in any such event, such party or its successor, surviving or transferee entity, as appropriate, will be the Affected
        Party). A "Designated Event" with respect to X means that:--

                (1)     X consolidates or amalgamates with, or merges with or
                into, or transfers all or substantially all its assets (or any substantial part of the assets comprising the business conducted by X as of the

                                        9

                date of this Master Agreement) to, or reorganises,
                reincorporates or reconstitutes into or as, another entity;

                (2)     any person, related group of persons or entity acquires
                directly or indirectly the beneficial ownership of (A) equity securities having the power to elect a majority of the board of directors (or its equivalent) of X or (B) any other ownership interest enabling it to exercise control of X; or

                (3)     X effects any substantial change in its capital
                structure by means of the issuance, incurrence or guarantee of debt or the issuance of (A) preferred stock or other securities convertible into or exchangeable for debt or preferred stock or
                (B) in the case of entities other than corporations, any other form of ownership interest; or

        (vi)    ADDITIONAL TERMINATION EVENT. If any "Additional Termination
        Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or
        Affected Parties will be as specified for such Additional Termination
        Event in the Schedule or such Confirmation).

(C)     HIERARCHY OF EVENTS.

        (i)     An event or circumstance that constitutes or gives rise to an
        Illegality or a Force Majeure Event will not, for so long as that is the case, also constitute or give rise to an Event of Default under Section
        5(a)(i), 5(a)(ii)(1) or 5(a)(iii)(1) insofar as such event or circumstance relates to the failure to make any payment or delivery or a failure to comply with any other material provision of this Agreement or a Credit Support Document, as the case may be.

        (ii)    Except in circumstances contemplated by clause (i) above, if an event or circumstance which would otherwise constitute or give rise to an Illegality or a Force Majeure Event also constitutes an Event of
        Default or any other Termination Event, it will be treated as an Event of Default or such other Termination Event, as the case may be, and will not constitute or give rise to an Illegality or a Force Majeure Event.

        (iii)   If an event or circumstance which would otherwise constitute or give rise to a Force Majeure Event also constitutes an Illegality, it will be treated as an Illegality, except as described in clause (ii)
        above, and not a Force Majeure Event.

(D)     DEFERRAL OF PAYMENTS AND DELIVERIES DURING WAITING PERIOD. If an
Illegality or a Force Majeure Event has occurred and is continuing with respect to a Transaction, each payment or delivery which would otherwise be required to be made under that Transaction will be deferred to, and will not be due until:--

        (i)     the first Local Business Day or, in the case of a delivery, the first Local Delivery Day (or the first day that would have been a Local
        Business Day or Local Delivery Day, as appropriate, but for the occurrence of the event or circumstance constituting or giving rise to that Illegality or Force Majeure Event) following the end of any applicable Waiting Period in respect of that Illegality or Force Majeure
        Event, as the case may be; or

        (ii)    if earlier, the date on which the event or circumstance
        constituting or giving rise to that Illegality or Force Majeure Event ceases to exist or, if such date is not a Local Business Day or, in the case of a delivery, a Local Delivery Day, the first following day that is a Local Business Day or Local Delivery Day, as appropriate.

(e)     INABILITY OF HEAD OR HOME OFFICE TO PERFORM OBLIGATIONS OF BRANCH. If
(i) an Illegality or a Force Majeure Event occurs under Section 5(b)(i)(1) or
5(b)(ii)(1) and the relevant Office is not the Affected Party's head or home office, (ii) Section 10(a) applies, (iii) the other party seeks performance of the relevant obligation or

                                       10

compliance with the relevant provision by the Affected Party's head or home office and (iv) the Affected Party's head or home office fails so to perform or comply due to the occurrence of an event or circumstance which would, if that head or home office were the Office through which the Affected Party makes and receives payments and deliveries with respect to the relevant Transaction, constitute or give rise to an Illegality or a Force Majeure Event, and such failure would otherwise constitute an Event of Default under Section 5(a)(i)or
5(a)(iii)(1) with respect to such party, then, for so long as the relevant event or circumstance continues to exist with respect to both the Office referred to in Section 5(b)(i)(1) or 5(b)(ii)(1), as the case may be, and the Affected
Party's head or home office, such failure will not constitute an Event of
Default under Section 5(a)(i) or 5(a)(iii)(1).

6.      EARLY TERMINATION; CLOSE-OUT NETTING

(a)     RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of
Default, designate a day not earlier than the day such notice is effective as an
Early Termination Date in respect of all outstanding Transactions. If, however,
"Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an
Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)     RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

        (i)     NOTICE. If a Termination Event other than a Force Majeure Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction, and will also give the other party such other information about that Termination Event as the other party may reasonably require. If a Force Majeure Event occurs, each party will, promptly upon becoming aware of it, use all reasonable efforts to notify the other party, specifying the nature of that Force Majeure Event, and will also give the other party such other information about that Force
        Majeure Event as the other party may reasonably require.

        (ii)    TRANSFER TO AVOID TERMINATION EVENT. If a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under
        Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, other than immaterial, incidental expenses)
        to transfer within 20 days after it gives notice under Section 6(b)(i)
        all its rights and obligations under this Agreement in respect of the
        Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

        If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

        Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

        (iii)   TWO AFFECTED PARTIES. If a Tax Event occurs and there are two
        Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice of such occurrence is given under
        Section 6(b)(i) to avoid that Termination Event.

                                       11

        (iv)    RIGHT TO TERMINATE.

                (1)     If:--

                        (A)     a transfer under Section 6(b)(ii) or an
                        agreement under Section 6(b)(iii), as the case may be,
                        has not been effected with respect to all Affected
                        Transactions within 30 days after an Affected Party
                        gives notice under Section 6(b)(i); or

                        (B)     a Credit Event Upon Merger or an Additional
                        Termination Event occurs, or a Tax Event Upon Merger
                        occurs and the Burdened Party is not the Affected Party,

                the Burdened Party in the case of a Tax Event Upon Merger, any
                Affected Party in the case of a Tax Event or an Additional
                Termination Event if there are two Affected Parties, or the
                Non-affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected
                Party may, if the relevant Termination Event is then continuing, by not more than 20 days notice to the other party, designate a day not earlier than the day such notice is effective as an
                Early Termination Date in respect of all Affected Transactions.

                (2)     If at any time an Illegality or a Force Majeure Event
                has occurred and is then continuing and any applicable Waiting
                Period has expired:--

                        (A)     Subject to clause (B) below, either party may,
                        by not more than 20 days notice to the other party,
                        designate (I) a day not earlier than the day on which
                        such notice becomes effective as an Early Termination
                        Date in respect of all Affected Transactions or (II) by
                        specifying in that notice the Affected Transactions in
                        respect of which it is designating the relevant day as
                        an Early Termination Date, a day not earlier than two
                        Local Business Days following the day on which such
                        notice becomes effective as an Early Termination Date in
                        respect of less than all Affected Transactions. Upon
                        receipt of a notice designating an Early Termination
                        Date in respect of less than all Affected Transactions,
                        the other party may, by notice to the designating party,
                        if such notice is effective on or before the day so
                        designated, designate that same day as an Early
                        Termination Date in respect of any or all other Affected
                        Transactions.

                        (B)     An Affected Party (if the Illegality or Force
                        Majeure Event relates to performance by such party or
                        any Credit Support Provider of such party of an
                        obligation to make any payment or delivery under, or to
                        compliance with any other material provision of, the
                        relevant Credit Support Document) will only have the
                        right to designate an Early Termination Date under
                        Section 6(b)(iv)(2)(A) as a result of an Illegality
                        under Section 5(b)(i)(2) or a Force Majeure Event under
                        Section 5(b)(ii)(2) following the prior designation by
                        the other party of an Early Termination Date, pursuant
                        to Section 6(b)(iv)(2)(A), in respect of less than all
                        Affected Transactions.

(c)     EFFECT OF DESIGNATION.

        (i)     If notice designating an Early Termination Date is given under
        Section 6(a) or 6(b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or
        Termination Event is then continuing.

        (ii)    Upon the occurrence or effective designation of an Early
        Termination Date, no further payments or deliveries under Section
        2(a)(i) or 9(h)(i) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early
        Termination Date will be determined pursuant to Sections 6(e) and
        9(h)(ii).

                                       12

(d)     CALCULATIONS; PAYMENT DATE.

        (i)     STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including any quotations, market data or information from internal sources used in making such calculations), (2)
        specifying (except where there are two Affected Parties) any Early
        Termination Amount payable and (3) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation or market data obtained in determining a Close-out Amount, the records of the party obtaining such quotation or market data will be conclusive evidence of the existence and accuracy of such quotation or market data.

        (ii)    PAYMENT DATE. An Early Termination Amount due in respect of any
        Early Termination Date will, together with any amount of interest payable pursuant to Section 9(h)(ii)(2), be payable (1) on the day on which notice of the amount payable is effective in the case of an Early
        Termination Date which is designated or occurs as a result of an Event of Default and (2) on the day which is two Local Business Days after the day on which notice of the amount payable is effective (or, if there are two Affected Parties, after the day on which the statement provided pursuant to clause (i) above by the second party to provide such a statement is effective) in the case of an Early Termination Date which is designated as a result of a Termination Event.

(e)     PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the amount, if any, payable in respect of that Early Termination Date (the "Early
Termination Amount") will be determined pursuant to this Section 6(e) and will be subject to Section 6(f).

        (i)     EVENTS OF DEFAULT. If the Early Termination Date results from an
        Event of Default, the Early Termination Amount will be an amount equal to (1) the sum of (A) the Termination Currency Equivalent of the
        Close-out Amount or Close-out Amounts (whether positive or negative)
        determined by the Non-defaulting Party for each Terminated Transaction or group of Terminated Transactions, as the case may be, and (B) the
        Termination Currency Equivalent of the Unpaid Amounts owing to the
        Non-defaulting Party less (2) the Termination Currency Equivalent of the
        Unpaid Amounts owing to the Defaulting Party. If the Early Termination
        Amount is a positive number, the Defaulting Party will pay it to the
        Non-defaulting Party; if it is a negative number, the Non-defaulting
        Party will pay the absolute value of the Early Termination Amount to the
        Defaulting Party.

        (ii)    TERMINATION EVENTS. If the Early Termination Date results from a
        Termination Event:--

                (1)     One Affected Party. Subject to clause (3) below, if
                there is one Affected Party, the Early Termination Amount will be determined in accordance with Section 6(e)(i), except that references to the Defaulting Party and to the Non-defaulting
                Party will be deemed to be references to the Affected Party and to the Non-affected Party, respectively.

                (2)     Two Affected Parties. Subject to clause (3) below, if
                there are two Affected Parties, each party will determine an amount equal to the Termination Currency Equivalent of the sum of the Close-out Amount or Close-out Amounts (whether positive or negative) for each Terminated Transaction or group of
                Terminated Transactions, as the case may be, and the Early
                Termination Amount will be an amount equal to (A) the sum of (I)
                one-half of the difference between the higher amount so
                determined (by party "X") and the lower amount so determined (by party "Y") and (II) the Termination Currency Equivalent of the
                Unpaid Amounts owing to X less (B) the Termination Currency
                Equivalent of the Unpaid Amounts owing to Y. If the Early
                Termination Amount is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of the
                Early Termination Amount to Y.

                                       13

                (3)     Mid-Market Events. If that Termination Event is an
                Illegality or a Force Majeure Event, then the Early Termination
                Amount will be determined in accordance with clause (1) or (2)
                above, as appropriate, except that, for the purpose of
                determining a Close-out Amount or Close-out Amounts, the
                Determining Party will:--

                        (A)     if obtaining quotations from one or more third
                        parties (or from any of the Determining Party's
                        Affiliates), ask each third party or Affiliate (I) not
                        to take account of the current creditworthiness of the
                        Determining Party or any existing Credit Support
                        Document and (II) to provide mid-market quotations; and

                        (B)     in any other case, use mid-market values without
                        regard to the creditworthiness of the Determining Party.

        (iii)   ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early
        Termination Date occurs because Automatic Early Termination applies in respect of a party, the Early Termination Amount will be subject to such adjustments as are appropriate and permitted by applicable law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

        (iv)    ADJUSTMENT FOR ILLEGALITY OR FORCE MAJEURE EVENT. The failure by a party or any Credit Support Provider of such party to pay, when due, any Early Termination Amount will not constitute an Event of Default under Section 5(a)(i) or 5(a)(iii)(1) if such failure is due to the occurrence of an event or circumstance which would, if it occurred with respect to payment, delivery or compliance related to a Transaction, constitute or give rise to an Illegality or a Force Majeure Event. Such amount will (1) accrue interest and otherwise be treated as an Unpaid
        Amount owing to the other party if subsequently an Early Termination
        Date results from an Event of Default, a Credit Event Upon Merger or an
        Additional Termination Event in respect of which all outstanding
        Transactions are Affected Transactions and (2) otherwise accrue interest in accordance with Section 9(h)(ii)(2).

        (v)     PRE-ESTIMATE. The parties agree that an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks, and, except as otherwise provided in this Agreement, neither party will be entitled to recover any additional damages as a consequence of the termination of the Terminated
        Transactions.

(f)     SET-OFF. Any Early Termination Amount payable to one party (the "Payee")
by the other party (the "Payer"), in circumstances where there is a Defaulting
Party or where there is one Affected Party in the case where either a Credit
Event Upon Merger has occurred or any other Termination Event in respect of which all outstanding Transactions are Affected Transactions has occurred, will, at the option of the Non-defaulting Party or the Non-affected Party, as the case may be ("X") (and without prior notice to the Defaulting Party or the Affected
Party, as the case may be), be reduced by its set-off against any other amounts
("Other Amounts") payable by the Payee to the Payer (whether or not arising under this Agreement, matured or contingent and irrespective of the currency, place of payment or place of booking of the obligation). To the extent that any
Other Amounts are so set off, those Other Amounts will be discharged promptly and in all respects. X will give notice to the other party of any set-off effected under this Section 6(f).

For this purpose, either the Early Termination Amount or the Other Amounts (or the relevant portion of such amounts) may be converted by X into the currency in which the other is denominated at the rate of exchange at which such party would be able, in good faith and using commercially reasonable procedures, to purchase the relevant amount of such currency.

                                       14

If an obligation is unascertained, X may in good faith estimate that obligation and set off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

Nothing in this Section 6(f) will be effective to create a charge or other security interest. This Section 6(f) will be without prejudice and in addition to any right of set-off, offset, combination of accounts, lien, right of retention or withholding or similar right or requirement to which any party is at any time otherwise entitled or subject (whether by operation of law, contract or otherwise).

7.      TRANSFER

Subject to Section 6(b)(ii) and to the extent permitted by applicable law, neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a)     a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)     a party may make such a transfer of all or any part of its interest in any Early Termination Amount payable to it by a Defaulting Party, together with any amounts payable on or with respect to that interest and any other rights associated with that interest pursuant to Sections 8, 9(h) and 11.

Any purported transfer that is not in compliance with this Section 7 will be void.

8.      CONTRACTUAL CURRENCY

(a)     PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the
Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in good faith and using commercially reasonable procedures in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the
Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual
Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)     JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this
Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in clause (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual
Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the
Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purpose of such judgment or order and the rate of exchange at which such party is able, acting in good faith and using

                                       15

commercially reasonable procedures in converting the currency received into the
Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party.

(c)     SEPARATE INDEMNITIES. To the extent permitted by applicable law, the indemnities in this Section 8 constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)     EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.      MISCELLANEOUS

(a)     ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter. Each of the parties acknowledges that in entering into this Agreement it has not relied on any oral or written representation, warranty or other assurance (except as provided for or referred to in this Agreement) and waives all rights and remedies which might otherwise be available to it in respect thereof, except that nothing in this Agreement will limit or exclude any liability of a party for fraud.

(b)     AMENDMENTS. An amendment, modification or waiver in respect of this
Agreement will only be effective if in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system.

(c)     SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and
6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)     REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)     COUNTERPARTS AND CONFIRMATIONS.

        (i)     This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission and by electronic messaging system), each of which will be deemed an original.

        (ii)    The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation will be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes, by an exchange of electronic messages on an electronic messaging system or by an exchange of e-mails, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex, electronic message or e-mail constitutes a
        Confirmation.

(f)     NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g)     HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

                                       16

(h)     INTEREST AND COMPENSATION.

        (i)     Prior to Early Termination. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant
        Transaction:--

                (1)     Interest on Defaulted Payments. If a party defaults in
                the performance of any payment obligation, it will, to the extent permitted by applicable law and subject to Section 6(c), pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as the overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment (and excluding any period in respect of which interest or compensation in respect of the overdue amount is due pursuant to clause (3)(B) or (C) below), at the Default Rate.

                (2)     Compensation for Defaulted Deliveries. If a party
                defaults in the performance of any obligation required to be settled by delivery, it will on demand (A) compensate the other party to the extent provided for in the relevant Confirmation or elsewhere in this Agreement and (B) unless otherwise provided in the relevant Confirmation or elsewhere in this Agreement, to the extent permitted by applicable law and subject to Section 6(c), pay to the other party interest (before as well as after
                judgment) on an amount equal to the fair market value of that which was required to be delivered in the same currency as that amount, for the period from (and including) the originally scheduled date for delivery to (but excluding) the date of actual delivery (and excluding any period in respect of which interest or compensation in respect of that amount is due
                pursuant to clause (4) below), at the Default Rate. The fair market value of any obligation referred to above will be
                determined as of the originally scheduled date for delivery, in good faith and using commercially reasonable procedures, by the party that was entitled to take delivery.

                (3)     Interest on Deferred Payments. If:--

                        (A)     a party does not pay any amount that, but for
                        Section 2(a)(iii), would have been payable, it will, to
                        the extent permitted by applicable law and subject to
                        Section 6(c) and clauses (B) and (C) below, pay interest
                        (before as well as after judgment) on that amount to the
                        other party on demand (after such amount becomes
                        payable) in the same currency as that amount, for the
                        period from (and including) the date the amount would,
                        but for Section 2(a)(iii), have been payable to (but
                        excluding) the date the amount actually becomes payable,
                        at the Applicable Deferral Rate;

                        (B)     a payment is deferred pursuant to Section 5(d),
                        the party which would otherwise have been required to
                        make that payment will, to the extent permitted by
                        applicable law, subject to Section 6(c) and for so long
                        as no Event of Default or Potential Event of Default
                        with respect to that party has occurred and is
                        continuing, pay interest (before as well as after
                        judgment) on the amount of the deferred payment to the
                        other party on demand (after such amount becomes
                        payable) in the same currency as the deferred payment,
                        for the period from (and including) the date the amount
                        would, but for Section 5(d), have been payable to (but
                        excluding) the earlier of the date the payment is no
                        longer deferred pursuant to Section 5(d) and the date
                        during the deferral period upon which an Event of
                        Default or Potential Event of Default with respect to
                        that party occurs, at the Applicable Deferral Rate; or

                        (C)     a party fails to make any payment due to the
                        occurrence of an Illegality or a Force Majeure Event
                        (after giving effect to any deferral period contemplated
                        by clause (B) above), it will, to the extent permitted
                        by applicable law, subject to Section 6(c) and for so
                        long as the event or circumstance giving rise to that
                        Illegality or Force Majeure Event

                                       17

                        continues and no Event of Default or Potential Event of
                        Default with respect to that party has occurred and is
                        continuing, pay interest (before as well as after
                        judgment) on the overdue amount to the other party on
                        demand in the same currency as the overdue amount, for
                        the period from (and including) the date the party fails
                        to make the payment due to the occurrence of the
                        relevant Illegality or Force Majeure Event (or, if
                        later, the date the payment is no longer deferred
                        pursuant to Section 5(d)) to (but excluding) the earlier
                        of the date the event or circumstance giving rise to
                        that Illegality or Force Majeure Event ceases to exist
                        and the date during the period upon which an Event of
                        Default or Potential Event of Default with respect to
                        that party occurs (and excluding any period in respect
                        of which interest or compensation in respect of the
                        overdue amount is due pursuant to clause (B) above), at
                        the Applicable Deferral Rate.

                (4)     Compensation for Deferred Deliveries. If:--

                        (A)     a party does not perform any obligation that,
                        but for Section 2(a)(iii), would have been required to
                        be settled by delivery;

                        (B)     a delivery is deferred pursuant to Section 5(d);
                        or

                        (C)     a party fails to make a delivery due to the
                        occurrence of an Illegality or a Force Majeure Event at
                        a time when any applicable Waiting Period has expired,

                the party required (or that would otherwise have been required)
                to make the delivery will, to the extent permitted by applicable law and subject to Section 6(c), compensate and pay interest to the other party on demand (after, in the case of clauses (A) and
                (B) above, such delivery is required) if and to the extent provided for in the relevant Confirmation or elsewhere in this
                Agreement.

        (ii)    EARLY TERMINATION. Upon the occurrence or effective designation of an Early Termination Date in respect of a Transaction:--

                (1)     Unpaid Amounts. For the purpose of determining an Unpaid
                Amount in respect of the relevant Transaction, and to the extent permitted by applicable law, interest will accrue on the amount of any payment obligation or the amount equal to the fair market value of any obligation required to be settled by delivery included in such determination in the same currency as that amount, for the period from (and including) the date the
                relevant obligation was (or would have been but for Section
                2(a)(iii) or 5(d)) required to have been performed to (but excluding) the relevant Early Termination Date, at the
                Applicable Close-out Rate.

                (2)     Interest on Early Termination Amounts. If an Early
                Termination Amount is due in respect of such Early Termination
                Date, that amount will, to the extent permitted by applicable law, be paid together with interest (before as well as after judgment) on that amount in the Termination Currency, for the period from (and including) such Early Termination Date to (but excluding) the date the amount is paid, at the Applicable
                Close-out Rate.

        (iii)   INTEREST CALCULATION. Any interest pursuant to this Section 9(h)
        will be calculated on the basis of daily compounding and the actual number of days elapsed.

                                       18

10.     OFFICES; MULTIBRANCH PARTIES

(a)     If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to and agrees with the other party that, notwithstanding the place of booking or its jurisdiction of incorporation or organisation, its obligations are the same in terms of recourse against it as if it had entered into the Transaction through its head or home office, except that a party will not have recourse to the head or home office of the other party in respect of any payment or delivery deferred pursuant to Section 5(d) for so long as the payment or delivery is so deferred. This representation and agreement will be deemed to be repeated by each party on each date on which the parties enter into a Transaction.

(b)     If a party is specified as a Multibranch Party in the Schedule, such party may, subject to clause (c) below, enter into a Transaction through, book a Transaction in and make and receive payments and deliveries with respect to a Transaction through any Office listed in respect of that party in the
Schedule (but not any other Office unless otherwise agreed by the parties in writing).

(c)     The Office through which a party enters into a Transaction will be the
Office specified for that party in the relevant Confirmation or as otherwise agreed by the parties in writing, and, if an Office for that party is not specified in the Confirmation or otherwise agreed by the parties in writing, its head or home office. Unless the parties otherwise agree in writing, the Office through which a party enters into a Transaction will also be the Office in which it books the Transaction and the Office through which it makes and receives payments and deliveries with respect to the Transaction. Subject to Section
6(b)(ii), neither party may change the Office in which it books the Transaction or the Office through which it makes and receives payments or deliveries with respect to a Transaction without the prior written consent of the other party.

11.     EXPENSES

A Defaulting Party will on demand indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees, execution fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit
Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.     NOTICES

(a)     EFFECTIVENESS. Any notice or other communication in respect of this
Agreement may be given in any manner described below (except that a notice or other communication under Section 5 or 6 may not be given by electronic messaging system or e-mail) to the address or number or in accordance with the electronic messaging system or e-mail details provided (see the Schedule) and will be deemed effective as indicated:--

        (i)     if in writing and delivered in person or by courier, on the date it is delivered;

        (ii)    if sent by telex, on the date the recipient's answerback is received;

        (iii)   if sent by facsimile transmission, on the date it is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

        (iv)    if sent by certified or registered mail (airmail, if overseas)
        or the equivalent (return receipt requested), on the date it is delivered or its delivery is attempted;

        (v)     if sent by electronic messaging system, on the date it is
        received; or

                                       19

        (vi)    if sent by e-mail, on the date it is delivered,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local
Business Day, in which case that communication will be deemed given and effective on the first following day that is a Local Business Day.

(b)     CHANGE OF DETAILS. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system or e-mail details at which notices or other communications are to be given to it.

13.     GOVERNING LAW AND JURISDICTION

(a)     GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)     JURISDICTION. With respect to any suit, action or proceedings relating to any dispute arising out of or in connection with this Agreement
("Proceedings"), each party irrevocably:--

        (i)     submits:--

                (1)     if this Agreement is expressed to be governed by English
                law, to (A) the non-exclusive jurisdiction of the English courts if the Proceedings do not involve a Convention Court and (B) the exclusive jurisdiction of the English courts if the Proceedings do involve a Convention Court; or

                (2)     if this Agreement is expressed to be governed by the
                laws of the State of New York, to the non-exclusive jurisdiction of the courts of the State of New York and the United States
                District Court located in the Borough of Manhattan in New York
                City;

        (ii)    waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party; and

        (iii)   agrees, to the extent permitted by applicable law, that the bringing of Proceedings in any one or more jurisdictions will not preclude the bringing of Proceedings in any other jurisdiction.

(c)     SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent, if any, specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's
Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12(a)(i), 12(a)(iii) or 12(a)(iv).
Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by applicable law.

(d)     WAIVER OF IMMUNITIES. Each party irrevocably waives, to the extent permitted by applicable law, with respect to itself and its revenues and assets
(irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction or order for specific performance or recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

                                       20

14.     DEFINITIONS

As used in this Agreement:--

"ADDITIONAL REPRESENTATION" has the meaning specified in Section 3.

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Force Majeure Event, Tax Event or Tax Event Upon
Merger, all Transactions affected by the occurrence of such Termination Event
(which, in the case of an Illegality under Section 5(b)(i)(2) or a Force Majeure
Event under Section 5(b)(ii)(2), means all Transactions unless the relevant
Credit Support Document references only certain Transactions, in which case those Transactions and, if the relevant Credit Support Document constitutes a
Confirmation for a Transaction, that Transaction) and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"AGREEMENT" has the meaning specified in Section 1(c).

"APPLICABLE CLOSE-OUT RATE" means:--

(a)     in respect of the determination of an Unpaid Amount:--

        (i)     in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default
        Rate;

        (ii)    in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the
        Non-default Rate;

        (iii)   in respect of obligations deferred pursuant to Section 5(d), if there is no Defaulting Party and for so long as the deferral period continues, the Applicable Deferral Rate; and

        (iv)    in all other cases following the occurrence of a Termination
        Event (except where interest accrues pursuant to clause (iii) above), the Applicable Deferral Rate; and

(b)     in respect of an Early Termination Amount:--

        (i)     for the period from (and including) the relevant Early
        Termination Date to (but excluding) the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable:--

                (1)     if the Early Termination Amount is payable by a
                Defaulting Party, the Default Rate;

                (2)     if the Early Termination Amount is payable by a
                Non-defaulting Party, the Non-default Rate; and

                (3)     in all other cases, the Applicable Deferral Rate; and

                                       21

        (ii)    for the period from (and including) the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable to
        (but excluding) the date of actual payment:--

                (1)    if a party fails to pay the Early Termination Amount due
                to the occurrence of an event or circumstance which would, if it occurred with respect to a payment or delivery under a
                Transaction, constitute or give rise to an Illegality or a Force
                Majeure Event, and for so long as the Early Termination Amount remains unpaid due to the continuing existence of such event or circumstance, the Applicable Deferral Rate;

                (2)     if the Early Termination Amount is payable by a
                Defaulting Party (but excluding any period in respect of which clause (1) above applies), the Default Rate;

                (3)     if the Early Termination Amount is payable by a
                Non-defaulting Party (but excluding any period in respect of which clause (1) above applies), the Non-default Rate; and

                (4)     in all other cases, the Termination Rate.

"APPLICABLE DEFERRAL RATE" means:--

(a)     for the purpose of Section 9(h)(i)(3)(A), the rate certified by the relevant payer to be a rate offered to the payer by a major bank in a relevant interbank market for overnight deposits in the applicable currency, such bank to be selected in good faith by the payer for the purpose of obtaining a representative rate that will reasonably reflect conditions prevailing at the time in that relevant market;

(b)     for purposes of Section 9(h)(i)(3)(B) and clause (a)(iii) of the definition of Applicable Close-out Rate, the rate certified by the relevant payer to be a rate offered to prime banks by a major bank in a relevant interbank market for overnight deposits in the applicable currency, such bank to be selected in good faith by the payer after consultation with the other party, if practicable, for the purpose of obtaining a representative rate that will reasonably reflect conditions prevailing at the time in that relevant market;
and

(c)     for purposes of Section 9(h)(i)(3)(C) and clauses (a)(iv), (b)(i)(3) and
(b)(ii)(1) of the definition of Applicable Close-out Rate, a rate equal to the arithmetic mean of the rate determined pursuant to clause (a) above and a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount.

"AUTOMATIC EARLY TERMINATION" has the meaning specified in Section 6(a).

"BURDENED PARTY" has the meaning specified in Section 5(b)(iv).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs after the parties enter into the relevant
Transaction.

"CLOSE-OUT AMOUNT" means, with respect to each Terminated Transaction or each group of Terminated Transactions and a Determining Party, the amount of the losses or costs of the Determining Party that are or would be incurred under then prevailing circumstances (expressed as a positive number) or gains of the
Determining Party that are or would be realised under then prevailing circumstances (expressed as a negative number) in replacing, or in providing for the Determining Party the economic equivalent of, (a) the material terms of that
Terminated Transaction or group of Terminated Transactions, including the payments and deliveries by the parties under Section 2(a)(i) in respect of that
Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date (assuming satisfaction of the conditions precedent in

                                       22

Section 2(a)(iii)) and (b) the option rights of the parties in respect of that
Terminated Transaction or group of Terminated Transactions.

Any Close-out Amount will be determined by the Determining Party (or its agent), which will act in good faith and use commercially reasonable procedures in order to produce a commercially reasonable result. The Determining Party may determine a Close-out Amount for any group of Terminated Transactions or any individual
Terminated Transaction but, in the aggregate, for not less than all Terminated
Transactions. Each Close-out Amount will be determined as of the Early
Termination Date or, if that would not be commercially reasonable, as of the date or dates following the Early Termination Date as would be commercially reasonable.

Unpaid Amounts in respect of a Terminated Transaction or group of Terminated
Transactions and legal fees and out-of-pocket expenses referred to in Section 11 are to be excluded in all determinations of Close-out Amounts.

In determining a Close-out Amount, the Determining Party may consider any relevant information, including, without limitation, one or more of the following types of information: --

(i)     quotations (either firm or indicative) for replacement transactions supplied by one or more third parties that may take into account the creditworthiness of the Determining Party at the time the quotation is provided and the terms of any relevant documentation, including credit support documentation, between the Determining Party and the third party providing the quotation;

(ii)    information consisting of relevant market data in the relevant market supplied by one or more third parties including, without limitation, relevant rates, prices, yields, yield curves, volatilities, spreads, correlations or other relevant market data in the relevant market; or

(iii)   information of the types described in clause (i) or (ii) above from internal sources (including any of the Determining Party's Affiliates) if that information is of the same type used by the Determining Party in the regular course of its business for the valuation of similar transactions.

The Determining Party will consider, taking into account the standards and procedures described in this definition, quotations pursuant to clause (i) above or relevant market data pursuant to clause (ii) above unless the Determining
Party reasonably believes in good faith that such quotations or relevant market data are not readily available or would produce a result that would not satisfy those standards. When considering information described in clause (i), (ii) or
(iii) above, the Determining Party may include costs of funding, to the extent costs of funding are not and would not be a component of the other information being utilised. Third parties supplying quotations pursuant to clause (i) above or market data pursuant to clause (ii) above may include, without limitation, dealers in the relevant markets, end-users of the relevant product, information vendors, brokers and other sources of market information.

Without duplication of amounts calculated based on information described in clause (i), (ii) or (iii) above, or other relevant information, and when it is commercially reasonable to do so, the Determining Party may in addition consider in calculating a Close-out Amount any loss or cost incurred in connection with its terminating, liquidating or re-establishing any hedge related to a
Terminated Transaction or group of Terminated Transactions (or any gain resulting from any of them).

Commercially reasonable procedures used in determining a Close-out Amount may include the following:--

(1)     application to relevant market data from third parties pursuant to clause (ii) above or information from internal sources pursuant to clause (iii)
above of pricing or other valuation models that are, at the time of the determination of the Close-out Amount, used by the Determining Party in the regular course of its business in pricing or valuing transactions between the
Determining Party and unrelated third parties that are similar to the Terminated
Transaction or group of Terminated Transactions; and

                                       23

(2)     application of different valuation methods to Terminated Transactions or groups of Terminated Transactions depending on the type, complexity, size or number of the Terminated Transactions or group of Terminated Transactions.

"CONFIRMATION" has the meaning specified in the preamble.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CONTRACTUAL CURRENCY" has the meaning specified in Section 8(a).

"CONVENTION COURT" means any court which is bound to apply to the Proceedings either Article 17 of the 1968 Brussels Convention on Jurisdiction and the
Enforcement of Judgments in Civil and Commercial Matters or Article 17 of the
1988 Lugano Convention on Jurisdiction and the Enforcement of Judgments in Civil
and Commercial Matters.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"CROSS-DEFAULT" means the event specified in Section 5(a)(vi).

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"DESIGNATED EVENT" has the meaning specified in Section 5(b)(v).

"DETERMINING PARTY" means the party determining a Close-out Amount.

"EARLY TERMINATION AMOUNT" has the meaning specified in Section 6(e).

"EARLY TERMINATION DATE" means the date determined in accordance with Section
6(a) or 6(b)(iv).

"ELECTRONIC MESSAGES" does not include e-mails but does include documents expressed in markup languages, and "ELECTRONIC MESSAGING SYSTEM" will be construed accordingly.

"ENGLISH LAW" means the law of England and Wales, and "ENGLISH" will be construed accordingly.

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"FORCE MAJEURE EVENT" has the meaning specified in Section 5(b).

"GENERAL BUSINESS DAY" means a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits).

"ILLEGALITY" has the meaning specified in Section 5(b).

                                       24

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such
Tax and the recipient of such payment or a person related to such recipient
(including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this
Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority), and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means (a) in relation to any obligation under Section
2(a)(i), a General Business Day in the place or places specified in the relevant
Confirmation and a day on which a relevant settlement system is open or operating as specified in the relevant Confirmation or, if a place or a settlement system is not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) for the purpose of determining when a Waiting
Period expires, a General Business Day in the place where the event or circumstance that constitutes or gives rise to the Illegality or Force Majeure
Event, as the case may be, occurs, (c) in relation to any other payment, a
General Business Day in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment and, if that currency does not have a single recognised principal financial centre, a day on which the settlement system necessary to accomplish such payment is open, (d) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), a General Business Day (or a day that would have been a General Business Day but for the occurrence of an event or circumstance which would, if it occurred with respect to payment, delivery or compliance related to a Transaction, constitute or give rise to an
Illegality or a Force Majeure Event) in the place specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(e) in relation to Section 5(a)(v)(2), a General Business Day in the relevant locations for performance with respect to such Specified Transaction.

"LOCAL DELIVERY DAY" means, for purposes of Sections 5(a)(i) and 5(d), a day on which settlement systems necessary to accomplish the relevant delivery are generally open for business so that the delivery is capable of being accomplished in accordance with customary market practice, in the place specified in the relevant Confirmation or, if not so specified, in a location as determined in accordance with customary market practice for the relevant delivery.

"MASTER AGREEMENT" has the meaning specified in the preamble.

"MERGER WITHOUT ASSUMPTION" means the event specified in Section 5(a)(viii).

"MULTIPLE TRANSACTION PAYMENT NETTING" has the meaning specified in Section
2(c).

"NON-AFFECTED PARTY" means, so long as there is only one Affected Party, the other party.

"NON-DEFAULT RATE" means the rate certified by the Non-defaulting Party to be a rate offered to the Non-defaulting Party by a major bank in a relevant interbank market for overnight deposits in the applicable currency, such bank to be selected in good faith by the Non-defaulting Party for the purpose of obtaining a representative rate that will reasonably reflect conditions prevailing at the time in that relevant market.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"OTHER AMOUNTS" has the meaning specified in Section 6(f).

                                       25

"PAYEE" has the meaning specified in Section 6(f).

"PAYER" has the meaning specified in Section 6(f).

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"PROCEEDINGS" has the meaning specified in Section 13(b).

"PROCESS AGENT" has the meaning specified in the Schedule.

"RATE OF EXCHANGE" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the
Contractual Currency.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this
Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULE" has the meaning specified in the preamble.

"SCHEDULED SETTLEMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise)
in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction
(including an agreement with respect to any such transaction) now existing or hereafter entered into between one party to this Agreement (or any Credit
Support Provider of such party or any applicable Specified Entity of such party)
and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is not a Transaction under this Agreement but (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) above that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made, (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"STAMP TAX JURISDICTION" has the meaning specified in Section 4(e).

                                       26

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means, with respect to any Early Termination Date, (a)
if resulting from an Illegality or a Force Majeure Event, all Affected
Transactions specified in the notice given pursuant to Section 6(b)(iv), (b) if resulting from any other Termination Event, all Affected Transactions and (c) if
resulting from an Event of Default, all Transactions in effect either immediately before the effectiveness of the notice designating that Early
Termination Date or, if Automatic Early Termination applies, immediately before that Early Termination Date.

"TERMINATION CURRENCY" means (a) if a Termination Currency is specified in the
Schedule and that currency is freely available, that currency, and (b)
otherwise, euro if this Agreement is expressed to be governed by English law or
United States Dollars if this Agreement is expressed to be governed by the laws of the State of New York.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the
"Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Close-out Amount is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such
Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other
Currency for value on the relevant Early Termination Date or that later date.
The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Force Majeure Event, a Tax Event, a
Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon
Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"THRESHOLD AMOUNT" means the amount, if any, specified as such in the Schedule.

"TRANSACTION" has the meaning specified in the preamble.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination
Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section
2(a)(iii) or due but for Section 5(d)) to such party under Section 2(a)(i) or
2(d)(i)(4) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date, (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for
Section 2(a)(iii) or 5(d)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered and (c) if the Early
Termination Date results from an Event of Default, a Credit Event Upon Merger or an Additional Termination Event in respect of which all outstanding Transactions are Affected Transactions, any Early Termination Amount due prior to such Early
Termination Date and which remains unpaid as of such Early Termination Date, in each case together with any amount of interest accrued or other

                                       27

compensation in respect of that obligation or deferred obligation, as the case may be, pursuant to Section 9(h)(ii)(1) or (2), as appropriate. The fair market value of any obligation referred to in clause (b) above will be determined as of the originally scheduled date for delivery, in good faith and using commercially reasonable procedures, by the party obliged to make the determination under
Section 6(e) or, if each party is so obliged, it will be the average of the
Termination Currency Equivalents of the fair market values so determined by both parties.

"WAITING PERIOD" means:--

(a)     in respect of an event or circumstance under Section 5(b)(i), other than in the case of Section 5(b)(i)(2) where the relevant payment, delivery or compliance is actually required on the relevant day (in which case no Waiting
Period will apply), a period of three Local Business Days (or days that would have been Local Business Days but for the occurrence of that event or circumstance) following the occurrence of that event or circumstance; and

(b)     in respect of an event or circumstance under Section 5(b)(ii), other than in the case of Section 5(b)(ii)(2) where the relevant payment, delivery or compliance is actually required on the relevant day (in which case no Waiting
Period will apply), a period of eight Local Business Days (or days that would have been Local Business Days but for the occurrence of that event or circumstance) following the occurrence of that event or circumstance.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

                                      WELLS FARGO BANK, N.A., AS SUPPLEMENTAL
                                   INTEREST TRUST  TRUSTEE, ON BEHALF OF BANC OF
                                     AMERICA FUNDING 2006-D TRUST SUPPLEMENTAL
BANK OF AMERICA, N.A.                             INTEREST TRUST
---------------------------------  ---------------------------------------------

By:  /s/ Roger Heintzelman         By:  /s/ Peter A. Gobell
    ----------------------             -----------------------------------------
   Name:    Roger Heintzelman         Name:   Peter A. Gobell

   Title:   Senior Vice President     Title:  Vice President

   Date:    May 15, 2006              Date:   April 21, 2006

                                       28

                                    ISDA (R)

              International Swaps and Derivatives Association, Inc.

                                    SCHEDULE
                                     TO THE
                              2002 MASTER AGREEMENT

                           dated as of April 21, 2006

                                     between

                             BANK OF AMERICA, N.A.,
                         a national banking association
     organized and existing under the laws of the United States of America,

                                   ("Party A")

                                       and

         WELLS FARGO BANK, N.A., AS SUPPLEMENTAL INTEREST TRUST TRUSTEE,
            ON BEHALF OF BANC OF AMERICA FUNDING 2006-D SUPPLEMENTAL
                                 INTEREST TRUST
                                     a trust
         organized and existing under the laws of the State of New York

                                   ("Party B")

Capitalized terms used herein and not otherwise defined shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of April 28,
2006 (the "Pooling and Servicing Agreement") between Banc of America Funding
Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as trustee. For the avoidance of doubt, references herein to a particular "Section" of this
Agreement are references to the corresponding sections of the Master Agreement.

                         PART 1: TERMINATION PROVISIONS

(a)     "SPECIFIED ENTITY" means in relation to Party A for the purpose of
        Sections 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(v):

        None;

        "SPECIFIED ENTITY" means in relation to Party B for the purpose of
        Sections 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(v):

        None.

(b)     "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

                                       29

(c)     The EVENTS OF DEFAULT specified under Sections 5(a)(ii), 5(a)(iii),
        5(a)(iv), 5(a)(v) and 5(a)(vi) of the Agreement will not apply to Party
        A or to Party B. With respect to Party B only (and the related
        Confirmation only), the provisions of Section 5(a)(vii) clause 2 will not be applicable as an Event of Default to the extent such event relates to nonpayment of indebtedness other than that of the related class of Certificates.

(d)     The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(v)
                will not apply to Party A
                will not apply to Party B.

(e)     The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a)
                will not apply to Party A
                will not apply to Party B.

(f)     "TERMINATION CURRENCY" means United States Dollars.

(g)     ADDITIONAL TERMINATION EVENT will apply. Each of the following events shall constitute an Additional Termination Event hereunder:

        (i)     An optional repurchase of the Group 1 Mortgage Loans pursuant to
                Section 10.01 of the Pooling and Servicing Agreement. For
                purposes of Section 6 of this Agreement, Party B shall be the sole Affected Party.

        (ii)    An amendment and/or supplement to the Pooling and Servicing
                Agreement is made without the prior written consent of Party A
                (such consent not to be unreasonably withheld), if such
                amendment and/or supplement would: (a) adversely affect any of
                Party A's rights or obligations under this Agreement; or (b)
                modify the obligations of, or impair the ability of, Party B to fully perform any of Party B's obligations under this Agreement.
                For purposes of Section 6 of this Agreement, Party B shall be the sole Affected Party.

(h)     DOWNGRADE OF PARTY A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within
        5 General Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) Party A's rights and obligations under this
        Agreement and all Confirmations to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party B shall demand that Party A post Eligible Collateral (as designated in the approved Credit Support
        Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a
        Credit Support Annex to be attached hereto and made a part hereof within
        10 Business Days of Party B's demand therefor. The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless
        Party A or Bank of America Corporation are no longer reporting financial information publicly, then such valuation and posting must occur weekly.
        Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations under this Agreement to an acceptable third party; provided, however, that Party A's obligations to find a transferee and to post Eligible Collateral under such Credit
        Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. For the purpose

                                       30

        of this Part 1(h), a "Ratings Event" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of
        Party A cease to be at least A and A-1 by Standard & Poor's Ratings
        Service or any successor thereto ("S&P") and at least A1 and P-1 by
        Moody's Investors Service, Inc. or any successor thereto ("Moody's") and at least A and F1 by Fitch, Inc. or any successor thereto ("Fitch"), to the extent such obligations are rated by S&P or Moody's or Fitch.
        "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. In addition, if the long-term unsecured and unsubordinated debt rating of
        Party A ceases to be at least BBB- by S&P, then Party A shall (A) within
        10 General Business Days of such event use reasonable efforts to transfer (at its own cost) Party A's rights and obligations under this
        Agreement to another party, subject to satisfaction of the Rating Agency
        Condition or (B) obtain a guaranty or contingent agreement of another person, which has the ratings set forth in the definition of "Ratings
        Event" to honor Party A's obligations under this Agreement, subject to satisfaction of the Rating Agency Condition.

        The failure by Party A to post Eligible Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

                           PART 2: TAX REPRESENTATIONS

(a)     PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this
        Agreement, Party A and Party B will make the following representation:-

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant
        Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of this
        Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this
        Agreement, (ii) the satisfaction of the agreement contained in Section
        4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
        Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section
        4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii)
        by reason of material prejudice to its legal or commercial position.

                                       31

(b)     PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this
        Agreement, Party A and Party B will make the following representations specified below, if any:-

        (i)     The following representations will apply to Party A:

                It is a "U.S. Person" (as that term is used in section
                1.1441-4(a)(3)(ii) of the United States Treasury Regulations for
                United States federal income tax purposes and an "Exempt
                recipient" (within the meaning of Section 1.6049-4(c)(1)(ii) of
                United States Treasury Regulations) for United States federal income tax purposes.

        (ii)    The following representations will apply to Party B:

                It is a New York law common trust and it is a "U.S Person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United
                States Treasury Regulations for United States federal income tax purposes and an "Exempt recipient" (within the meaning of
                Section 1.6049-4(c)(1)(ii) of United States Treasury
                Regulations) for United States federal income tax purposes.

                     PART 3: AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents:

(a)     Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO
DELIVER DOCUMENT         FORM/DOCUMENT/CERTIFICATE            DATE BY WHICH TO BE DELIVERED
---------------------    ---------------------------------    -----------------------------

Party A and Party B      Internal Revenue Service Form W-9    (i) Before the first Payment Date
                                                              under this Agreement, (ii)
                                                              promptly upon reasonable demand by
                                                              the other party and (iii) promptly
                                                              upon learning that any such form
                                                              previously provided has become
                                                              obsolete or incorrect

                                       32

(b)     Other documents to be delivered are:-

PARTY
REQUIRED TO                                                                                          COVERED BY
DELIVER                                                           DATE BY WHICH TO                   SECTION 3(D)
DOCUMENT             FORM/DOCUMENT/CERTIFICATE                    BE DELIVERED                       REPRESENTATION
-----------------    -------------------------------------        -------------------------------    -------------------

Party A              Annual Report of Bank of America             To be made available on            Yes
                     Corporation containing audited,              www.bankofamerica.com/investor/
                     consolidated financial statements            as soon as available and in
                     certified by independent certified           any event within 90 days
                     public accountants and prepared in           after the end of each
                     accordance with generally accepted           fiscal year of Party A
                     accounting principles in the country
                     in which such party is organized

Party A              Quarterly Financial Statements of            To be made available on            Yes
                     Bank of America Corporation                  www.bankofamerica.com/investor/
                     containing unaudited, consolidated           as soon as available and in any
                     financial statements of such party's         event within 30 days after the
                     fiscal quarter prepared in accordance        end of each fiscal quarter of
                     with generally accepted accounting           Party A
                     principles in the country in which
                     such party is organized

Party B              Monthly statement setting forth the          On each                            Yes
                     information specified in Section             Distribution Date
                     5.05(a) of the Pooling and Servicing
                     Agreement

Party A and          Certified copies of all corporate,           Upon execution and                 Yes
Party B              partnership or membership                    delivery of this
                     authorizations, as the case may be,          Agreement
                     and any other documents with respect
                     to the execution, delivery and
                     performance of this Agreement and any
                     Credit Support Document

                                       33

PARTY
REQUIRED TO                                                                                          COVERED BY
DELIVER                                                           DATE BY WHICH TO                   SECTION 3(D)
DOCUMENT             FORM/DOCUMENT/CERTIFICATE                    BE DELIVERED                       REPRESENTATION
-----------------    -------------------------------------        -------------------------------    -------------------

Party A and          Certificate of authority and specimen        Upon execution and delivery of     Yes
Party B              signatures of individuals executing          this Agreement and thereafter
                     this Agreement and any Credit Support        upon request of the
                     Document                                     other party

Party B              Credit Support Document                      Upon execution and delivery        Yes
                                                                  of this Agreement

Party A and          Legal opinion from counsel for such          Upon execution and delivery        No
Party B              party concerning due authorization,          of this Agreement
                     enforceability and related matters,
                     addressed to the other party and
                     acceptable to the other party.

                                      PART 4: MISCELLANEOUS

(a)     ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this
        Agreement:-

        Address for notice or communications to Party A:

            Bank of America, N.A.
            Sears Tower
            233 South Wacker Drive, Suite 2800
            Chicago, IL 60606
            Attention: Swap Operations
            Telephone No.: 312-234-2732
            Facsimile No.: 312-234-3603

        with a copy to:

            Bank of America, N.A.
            100 N. Tryon St., NC1-007-13-01
            Charlotte, North Carolina 28255
            Attention: Capital Markets Documentation
            Facsimile No.: 704-386-4113

        Address for monthly statements to Party A:

            Bank of America, N.A.
            214 North Tryon Street, 14th Floor

                                       34

            Charlotte, North Carolina 28255
            Attention: Jason Ziegler
            Telephone No.: 704.683.1105
            Facsimile No.: 704.683.4727

        Address for notice or communications to Party B:

            c/o Wells Fargo Bank, N.A.
            9062 Old Annapolis Road
            Columbia, MD 21045
            Attention:  Client Manager - BAFC 2006-D
            Telephone No.: 410.884.2000
            Facsimile No.: 410.715.2380

(b)     PROCESS AGENT. For the purpose of Section 13(c):

        Party A appoints as its Process Agent: Not applicable.

        Party B appoints as its Process Agent: Not applicable.

(c)     OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)     MULTIBRANCH PARTY. For the purpose of Section 10(b) of this Agreement:-

        Party A is a Multibranch Party and may enter into a Transaction through its Charlotte, North Carolina, Chicago, Illinois, San Francisco,
        California, New York, New York, Boston, Massachusetts or London, England
        Office or such other Office as may be agreed to by the parties in connection with a Transaction.

        Party B is not a Multibranch Party.

(e)     CALCULATION AGENT. The Calculation Agent is Party A.

(f)     CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:-

        Each of the following, as amended, extended, supplemented or otherwise modified in writing from time to time, is a "Credit Support Document":

        In relation to Party A, none, except as made pursuant to Part 1(h).

        In relation to Party B, the Pooling and Servicing Agreement.

        Party B agrees that the security interests in collateral granted to
        Party A under the foregoing Credit Support Documents shall secure the obligations of Party B to Party A under this Agreement.

                                       35

(g)     CREDIT SUPPORT PROVIDER.

        Credit Support Provider means in relation to Party A:  Not applicable.

        Credit Support Provider means in relation to Party B:  Not applicable.

(h)     GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its conflict of laws provisions, except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i)     NETTING OF PAYMENTS. Unless the parties otherwise so agree, "Multiple
        Transaction Payment Netting" will not apply for the purpose of Section
        2(c) of this Agreement.

(j)     "AFFILIATE" will have the meaning specified in Section 14 of this
        Agreement.

(k)     ABSENCE OF LITIGATION. For the purpose of Section 3(c):- "Specified
        Entity" means in relation to Party A, none;

        "Specified Entity" means in relation to Party B, none.

(l)     NO AGENCY. The provisions of Section 3(g) will apply to this Agreement.

(m)     ADDITIONAL REPRESENTATION will apply. For the purpose of Section 3 of this Agreement, each of the following will constitute an Additional
        Representation:-

        RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction (and on the date of any amendment, extension or other modification of such
        Transaction) that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
        Transaction):-

        (A)     NON-RELIANCE. (1) it is acting for its own account and it has made its own independent decisions to enter into that
                Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary; (2) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that
                Transaction, it being understood that information and
                explanations related to the terms and conditions of a
                Transaction shall not be considered investment advice or a recommendation to enter into that Transaction; (3) no
                communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the
                expected results of that Transaction; (4) it is capable of evaluating and understanding (on its own behalf or though
                independent professional advice), and understand and accepts, the terms, conditions and risks of that Transaction; and (5) it is capable of assuming, and assumes the financial and other risks of that Transaction.

        (B)     ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through
                independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

        (C)     STATUS OF PARTIES. The other party is not acting as a fiduciary for or an advisor to it in respect of that Transaction.

                                       36

        (D)     ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity
                Exchange Act, 7 U.S.C. Section 1a(12).

        (E)     It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business
                (including financial intermediation services) or the financing of its business.

        (F)     It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other
                documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

        (G)     The material terms of this Agreement, any Credit Support
                Document to which it is a party, each Transaction and any other documentation relating to this Agreement (other than price and quantity) have been subject to individual negotiation.

(n)     RECORDING OF CONVERSATIONS. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction and (ii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any
        Proceedings.

                            PART 5: OTHER PROVISIONS

(a)     WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES
        ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING
        ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY CREDIT SUPPORT
        DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)     2002 MASTER AGREEMENT PROTOCOL. Annexes 1 to 18 and Section 6 of the
        ISDA 2002 Master Agreement Protocol as published by the International
        Swaps and Derivatives Association, Inc. on July 15, 2003 are
        incorporated into and apply to this Agreement. References in those definitions and provisions to any ISDA Master Agreement will be deemed to be references to this Master Agreement.

(c)     CONSENT TO DISCLOSURE. Party B consents to Party A effecting such disclosure as Party A may deem appropriate to enable Party A to transfer
        Party B's records and information to process and execute Party B's instructions, or in pursuance of Party A's or Party B's commercial interest, to any of its Affiliates. For the avoidance of doubt, Party
        B's consent to disclosure includes the right on the part of Party A to allow access to any intended recipient of Party B's information to the records of Party A by any means.

(d)     USA PATRIOT ACT NOTICE. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56
        (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

(e)     REPRESENTATIONS. Section 3(a)(iii) is hereby amended by inserting the words "or investment policies, or guidelines, procedures, or restrictions," immediately following the word "documents."

                                       37

(f)     FINANCIAL STATEMENTS. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period:

        "or, in the case of financial statements, a fair presentation of the financial condition of the relevant party."

(g)     FURNISHING SPECIFIED INFORMATION. Section 4(a)(iii) is hereby amended by inserting "promptly upon the earlier of (1)" in lieu of the word "upon"
        at the beginning thereof and inserting "or (2) such party learning that the form or document is required" before the word "any" on the first line thereof.

(h)     SET-OFF. Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Termination Event or otherwise, all payments under this
        Agreement will be made without setoff or counterclaim. Section 6(f) of this Agreement is deleted in its entirety.

(i)     ADDITIONAL ACKNOWLEDGMENTS AND AGREEMENTS OF THE PARTIES.

        (i)     No Amendment without Prior Confirmation by Rating Agencies.
                Section 9(b) of this Agreement is hereby amended by adding the following at the end of such Section: ", and the Rating Agencies confirm that such amendment will not cause the reduction,
                suspension or withdrawal of the then current rating on any of the Certificates, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in the Agreement (in which case copies of such proposed amendment will be provided to the Rating
                Agencies prior to the effectiveness of such amendment)."

        (ii)    Consent by Party A to Amendments to Certain Documents. Before
                any amendment or supplement is made to the Pooling and Servicing
                Agreement which would adversely affect any of Party A's rights or obligations under this Agreement, or modify the obligations of Party B or impair the ability of Party B to fully perform any of Party B's obligations under this Agreement, Party B shall provide Party A with a copy of the proposed amendment or
                supplement and shall obtain the written consent of Party A
                (which consent shall not be unreasonably withheld) to such amendment or supplement prior to its adoption, as well as
                satisfy the Rating Agency Condition. For the avoidance of doubt, the Pooling and Servicing Agreement may be amended, supplemented or otherwise modified in accordance with the terms thereof without the consent of Party A to cure any typographical error or ambiguity, provided that such actions shall not adversely affect in any respects the interests of Party A.

(j)     METHOD OF NOTICE. Section 12(a)(ii) of this Agreement is deleted in its entirety.

(k)     DEFINITIONS. Capitalized terms used within this Agreement but not defined herein or therein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

(l)     FURTHER REPRESENTATIONS OF PARTY B:

        (a)     Party B is duly organized, validly existing and in good standing under the laws of the jurisdiction of its
                organization/formation.

                                       38

        (b)     As of the Closing Date, all conditions precedent to the issuance of the Certificates have been satisfied or waived.

        (c)     Assuming the due authorization, execution and delivery thereof by the parties thereto, the Pooling and Servicing Agreement constitutes the legal, valid and binding obligation of such parties, enforceable against such parties in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally.

        (d)     The Pooling and Servicing Agreement is in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement, except such as may have been delivered to Party A.

        (e)     To the best of its knowledge, no event of default or termination event (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default or termination event) has occurred under the Pooling and Servicing
                Agreement.

        (f)     (1) Party B is not an "employee benefit plan" within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and subject to Title I of ERISA or a "plan" within the meaning of Section 4975 of the Internal
                Revenue Code of 1986, as amended (the "Code") and subject to section 4975 of the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, nor a person acting on behalf of any such Plan or using the assets of any such Plan or
                (2) Party B's entering into the Transaction will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

(m)     TRANSFER. Party A may assign its rights and obligations under this
        Agreement to any entity so long as the Rating Agency Condition is satisfied.

(n)     NON-PETITION. Party A hereby agrees that it will not, prior to the date which is one year and one day after all Certificates (as such term is defined in the Pooling and Servicing Agreement) issued by the Issuing
        Entity pursuant to the Pooling and Servicing Agreement have been paid in full, acquiesce, petition or otherwise invoke or cause Party B, or Banc of America Funding 2006-D Trust (the "Issuing Entity") to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B or the Issuing Entity under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or the
        Issuing Entity or any substantial part of the property of Party B or the
        Issuing Entity, or for the purpose of ordering the winding up or liquidation of the affairs of Party B or the Issuing Entity. Nothing herein shall prevent Party A from participating in any such proceeding once commenced.

(o)     LIMITED RECOURSE. The obligations of Party B under this Agreement are limited recourse obligations of Party B, payable solely from the amounts provided under the Pooling and Servicing Agreement, subject to and in accordance with the terms of the Pooling and Servicing Agreement, and, following payment of such amounts, any claims

                                       39

        of Party A against Party B shall be extinguished. It is understood that the foregoing provisions shall not (i) prevent recourse to the assets of
        Party B for the sums due or to become due under any security, instrument or agreement which is secured by such assets (subject to the priority of payments set forth in the Pooling and Servicing Agreement) or (ii)
        constitute a waiver, release or discharge of any obligation of Party B arising under this Agreement until such assets have been realized and the proceeds applied in accordance with the Pooling and Servicing
        Agreement, whereupon any outstanding obligation of Party B under this
        Agreement shall be extinguished. Notwithstanding the foregoing (or anything to the contrary in this Agreement), Party B shall be liable for its own fraud, negligence, willful misconduct and/or bad faith.

(p)     JURISDICTION. Section 13(b) of this Agreement is hereby amended by: (i)
        deleting the word "non-" in the second line of subparagraph (i)(2)
        thereof; (ii) adding the words "except as necessary to pursue enforcement of the judgment of any such court in other jurisdictions" to the last line of subparagraph (i)(2) thereof; and (iii) deleting paragraph (iii) thereof.

(q)     COMPLIANCE WITH REGULATION AB. In connection with the Pooling and
        Servicing Agreement, Party B represents that this Agreement is a derivative instrument as described in Item 1115 of Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as
        amended ("Regulation AB"), and not a credit support contract described in Item 1114 of Regulation AB.

        (a) In accordance with Regulation AB, Party A represents that: (i) the name of the derivative counterparty is Bank of America, N.A.; (ii) the organizational form of the derivative counterparty is a national banking association organized under the laws of the United States; and (iii) the general character of the business of the derivative counterparty is to be engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

        (b) Party A has been advised that the Depositor and the Issuing Entity are required under Regulation AB to disclose certain financial information regarding Party A depending on the applicable "significance percentage" of this Agreement, as calculated from time to time in accordance with Item 1115 of Regulation AB (as discussed in the Pooling and Servicing Agreement). Party A has been advised by the Sponsor that the applicable "significance percentage" of this Agreement is less than
        10% as of the date of initial issuance of the Certificates, and accordingly, no financial information regarding Party A need be disclosed as of such date in accordance with Item 1115 of Regulation AB.

        (c) If required, Party A shall provide to the Securities Administrator the applicable financial information described under Item 1115(b)(1) or
        (b)(2), as applicable, of Regulation AB, including agreed upon procedures letters and related consents of certified public accountants with respect thereto (the "Reg AB Information") within fifteen (15)
        Local Business Days of receipt of a written request for such Reg AB
        Information by Party B (the "Response Period"), so long as the Sponsor has reasonably determined, in good faith, that such information is required under Regulation AB; provided, however, that if Party A, in good faith, determines that it is unable to provide the Reg AB
        Information within the Response Period, then, subject to the Rating
        Agency Condition, Party A shall use reasonable efforts to cause a Reg AB
        Approved Entity (as defined below) to replace Party A as party to this
        Agreement on terms substantially similar to this Agreement prior to the expiration of the Response Period; and provided, further, that if

                                       40

        Party A makes such determination and is not able to cause such a replacement, an Additional Termination Event shall occur, as to which
        Party A shall be the sole Affected Party.

        (d) "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved
        Rating Thresholds (as defined below). If Party B requests (in writing)
        the Reg AB Information from Party A, then Party B shall promptly (and in any event within two (2) Local Business Days of the date of the request for the Reg AB Information) provide Party A with a written explanation of how the significance percentage was calculated.

        (e) "Approved Rating Thresholds" means an entity that has a long-term and short-term senior unsecured deposit rating of at least A and A-1 by
        S&P, A1 and P-1 by Moody's or A and F1 by Fitch, to the extent such obligations are rated by S&P, Moody's and Fitch.

(r)     SAFE HARBORS. Each party to this Agreement acknowledges that:

        (i) This Agreement, including any Credit Support Document (other than the Pooling and Servicing Agreement), is a "master netting agreement" as defined in the U.S. Bankruptcy Code (the "Code"), and a "netting contract" as defined in the netting provisions of the Federal Deposit
        Insurance Corporation Improvement Act of 1991 ("FDICIA"), and this
        Agreement, including any Credit Support Document, and each Transaction hereunder is of a type set forth in Section 561(a)(1)-(5) of the Code;

        (ii) Party A is a "master netting agreement participant," a "financial institution," a "financial participant," a "forward contract merchant"
        and a "swap participant" as defined in the Code, and a "financial institution" as defined in the netting provisions of FDICIA;

        (iii) The remedies provided herein, and in any Credit Support Document
        (other than the Pooling and Servicing Agreement), are the remedies referred to in Section 561(a), Sections 362(b)(6), (7), (17) and (27),
        and Section 362(o) of the Code, and in Section 11(e)(8)(A) and (C) of
        the Federal Deposit Insurance Act;

        (iv) All transfers of cash, securities or other property under or in connection with this Agreement, any Credit Support Document (other than the Pooling and Servicing Agreement) or any Transaction hereunder are
        "margin payments," "settlement payments" and "transfers" under Sections
        546(e), (f), (g) or (j), and under Section 548(d)(2) of the Code; and

        (v) Each obligation under this Agreement, any Credit Support Document
        (other than the Pooling and Servicing Agreement) or any Transaction hereunder is an obligation to make a "margin payment," "settlement payment" and "payment" within the meaning of Sections 362, 560 and 561 of the Code.

(s)     LIMITATION OF SUPPLEMENTAL INTEREST TRUST TRUSTEE'S LIABILITY. It is
        expressly understood and agreed by the parties hereto that insofar as this Agreement or the Confirmation is executed by Wells Fargo Bank,
        N.A., (i) the same is executed and delivered by it not in its individual capacity but solely as Supplemental Interest Trust Trustee under (and as defined in) the Pooling and Servicing Agreement, in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instructions set forth

                                       41

        herein, (ii) each of the representations, undertakings and other agreements herein made on behalf of Party B is made and intended not as a personal representation, undertaking or agreement of Wells Fargo Bank,
        N.A., but is made and intended solely for the purpose of binding only
        Party B, and (iii) under no circumstances shall Wells Fargo Bank, N.A., in its individual capacity, be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty, covenant or other agreement made or undertaken by it on behalf of Party B under this
        Agreement or any Confirmation hereunder. Notwithstanding the foregoing
        (or anything to the contrary herein), Wells Fargo Bank, N.A. shall be liable for its own fraud, negligence, willful misconduct and/or bad faith.

                                       42

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

BANK OF AMERICA, N.A.                   WELLS FARGO BANK, N.A., AS SUPPLEMENTAL
                                        INTEREST TRUST TRUSTEE, ON BEHALF OF
                                        BANC OF AMERICA FUNDING 2006-D
                                        SUPPLEMENTAL INTEREST TRUST

/s/ Roger Heintzelman                   /s/ Peter A. Gobell
----------------------                  ---------------------
Name:  Roger Heintzelman                Name:  Peter A. Gobell
Title: Senior Vice President            Title: Vice President

                                       43

                             BANK OF AMERICA [LOGO]

To:                       Wells Fargo Bank, N.A., as Supplemental Interest
                          Trust Trustee on behalf of the Banc of America
                          Funding 2006-D Supplemental Interest Trust
                          9062 Old Annapolis Road
                          Columbia  MD 21046 USA
Attn:                     Chris Regnier
Telephone:                410 884 2110
Fax:                      410 715 2380
cc:                       Jonathan Hartwig
Telephone:                704 683 4650
Fax:                      704 719 5165

From:                     Bank of America, N.A.
                          233 South Wacker Drive - Suite 2800
                          Chicago  Illinois 60606 U.S.A.
Department:               Swaps Operations
Telephone:                (+1) 312 234 2732
Fax:                      (+1) 866 255 1444

Date:                     21st April 2006

Our Reference No:         4571398
Reference Name:           Suzanne Buchta
Internal Tracking No:     13310589

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wells Fargo Bank, N.A., as Supplemental
Interest Trust Trustee on behalf of the Banc of America Funding 2006-D
Supplemental Interest Trust (each a "party" and together "the parties") on the
Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are

incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms a part of, and is subject to the 2002 ISDA Master Agreement dated as of April 28, 2006, as amended and supplemented from time to time (the
"Agreement"), between the parties hereto. All provisions contained in the
Agreement govern this Confirmation except as expressly modified below.

In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means
Wells Fargo Bank, N.A., as Supplemental Interest Trust Trustee on behalf of the
Banc of America Funding 2006-D Supplemental Interest Trust.

GENERAL TERMS:

The terms of the particular Transaction to which this Confirmation relates are as follows:

   Notional Amount:           As per Schedule A below.

   Trade Date:                21st April 2006

   Effective Date:            28th April 2006

FIXED AMOUNTS:

   Fixed Rate Payer:          Party B

   Early Payment:             Applicable, 1 Business Day prior to each Fixed
                              Rate Payer Period End Date

   Fixed Rate Payer
   Period End Dates:          The 20th of each Month, commencing on 20th May
                              2006 and ending on the Termination Date. No
                              Adjustment.

   Fixed Rate:                5.31900 per cent

   Fixed Rate Day
   Count Fraction:            30/360

   Fixed Rate Termination
   Date:                      20th March 2011. No Adjustment.

FLOATING AMOUNTS:

   Floating Rate Payer:       Party A

   Early Payment:             Applicable, 1 Business Day prior to each Floating
                              Rate Payer Period End Date

   Floating Rate Payer
   Period End Dates:          The 20th of each Month, commencing on 22nd May
                              2006 and ending on the Termination Date subject to
                              adjustment in accordance with the Following
                              Business Day Convention.

   Floating Rate for initial
   Calculation Period:        5.00000 per cent

   Floating Rate Option:      USD-LIBOR-BBA

   Designated Maturity:       1 Month

   Spread:                    None

   Floating Rate Day
   Count Fraction:            Actual/360

   Reset Dates:               First day of each Calculation Period

   Floating Rate
   Termination Date:          21st March 2011 subject to adjustment in
                              accordance with the Following Business Day
                              Convention.

   Compounding:               Inapplicable

BUSINESS DAYS:                New York

CALCULATION AGENT:            Party A

OTHER PROVISIONS:

USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify
Party B in accordance with the Act.

Supplemental Interest Trust Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by
Wells Fargo Bank, N.A. as Supplemental Interest Trust Trustee of the Banc of
America Funding 2006-D Supplemental Interest Trust (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee of the Banc of
America Funding 2006-D Supplemental Interest Trust, created under the Pooling and Servicing Agreement, dated April 28, 2006 among Banc of America Funding
Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association in the
exercise of the powers and authority conferred up on and vested in it thereunder and pursuant to instructions set forth therein (ii) each of the representations, undertakings and agreements herein made on the part of the Banc of America
Funding 2006-D Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement by Wells Fargo Bank, N.A. but is made and intended for the purpose of binding only the Banc of America Funding
2006-D Supplemental Interest Trust, (iii) nothing herein contained shall be construed as imposing any liability on Wells Fargo Bank, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by and Person claiming by, through, or under the parties hereto, and (iv)
under no circumstances shall Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation by the Banc of
America Funding 2006-D Supplemental Interest Trust or any other related documents. Notwithstanding the foregoing (or anything contrary herein), Wells
Fargo Bank, N.A. shall be liable for its own fraud, negligence, willful misconduct and/or bad faith.

RECORDING OF CONVERSATIONS:

Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this
Transaction.

ACCOUNT DETAILS:

  Party A:  Payments to Bank of America, N.A:
            USD Fedwire
            Name:       Bank of America, N.A. - New York
            ABA #:      026009593
            Attn:       BOFAUS3N
            Name:       Bank of America, N.A.
            City:       Charlotte
            Acct#:      6550219386
            Attn:       Rate Derivative Settlements
            Attn:       BOFAUS6SGDS

  Party B:  Wells Fargo Bank N.A.
            San Francisco, CA
            ABA:        121000248
            ACCT:       3970771416
            ACCT Name:  SAS Clearing
            FFC:        50911101

OFFICES:

   The Office of Party A for this
   Transaction is:                   Charlotte - NC, United States
                                     Please send reset notices to fax no.
                                     (+1) 866 218 8487

   The Office of Party B for this
   Transaction is:                   Wells Fargo Bank, N.A.
                                     9062 Old Annapolis Rd
                                     Columbia, MD 21045
                                     ATTN: Corporate Trust Services BAFC 2006-D

                                   SCHEDULE A

   CALCULATION PERIOD SCHEDULED TO COMMENCE ON
   SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE
   FOLLOWING BUSINESS DAY CONVENTION:                       NOTIONAL AMOUNT:

   28th April 2006                                          USD 574,284,864.00

   20th May 2006                                            USD 444,097,519.00

   20th June 2006                                           USD 424,648,865.00

   20th July 2006                                           USD 404,872,172.00

   20th August 2006                                         USD 379,494,221.00

   20th September 2006                                      USD 351,571,530.00

   20th October 2006                                        USD 329,662,212.00

   20th November 2006                                       USD 316,979,987.00

   20th December 2006                                       USD 304,785,544.00

   20th January 2007                                        USD 293,060,127.00

   20th February 2007                                       USD 281,785,699.00

   20th March 2007                                          USD 270,944,918.00

   20th April 2007                                          USD 260,521,107.00

   20th May 2007                                            USD 250,498,231.00

   20th June 2007                                           USD 240,860,872.00

   20th July 2007                                           USD 231,594,204.00

   20th August 2007                                         USD 222,683,973.00

   20th September 2007                                      USD 214,116,470.00

   20th October 2007                                        USD 205,878,515.00

   20th November 2007                                       USD 197,912,298.00

   20th December 2007                                       USD 190,297,641.00

   20th January 2008                                        USD 182,975,888.00

   20th February 2008                                       USD 175,130,703.00

   20th March 2008                                          USD 166,129,336.00

   20th April 2008                                          USD 159,737,307.00

   20th May 2008                                            USD 153,591,159.00

   20th June 2008                                           USD 147,681,437.00

   20th July 2008                                           USD 141,893,074.00

   20th August 2008                                         USD 136,433,345.00

   20th September 2008                                      USD 131,183,643.00

   20th October 2008                                        USD 126,135,890.00

   20th November 2008                                       USD 121,282,318.00

   20th December 2008                                       USD 116,439,141.00

   20th January 2009                                        USD 111,838,856.00

   20th February 2009                                       USD 102,648,284.00

   20th March 2009                                          USD 90,602,338.00

   20th April 2009                                          USD 87,115,223.00

   20th May 2009                                            USD 83,762,283.00

   20th June 2009                                           USD 80,538,356.00

   20th July 2009                                           USD 77,438,480.00

   20th August 2009                                         USD 74,457,881.00

   20th September 2009                                      USD 71,591,972.00

   20th October 2009                                        USD 68,836,341.00

   20th November 2009                                       USD 66,186,745.00

   20th December 2009                                       USD 63,639,106.00

   20th January 2010                                        USD 61,189,500.00

   20th February 2010                                       USD 58,834,156.00

   20th March 2010                                          USD 56,569,449.00

   20th April 2010                                          USD 54,391,891.00

   20th May 2010                                            USD 52,298,130.00

   20th June 2010                                           USD 50,228,592.00

   20th July 2010                                           USD 48,295,040.00

   20th August 2010                                         USD 46,287,956.00

   20th September 2010                                      USD 44,189,426.00

   20th October 2010                                        USD 42,303,661.00

   20th November 2010                                       USD 39,935,920.00

   20th December 2010                                       USD 35,157,873.00

   20th January 2011                                        USD 26,134,530.00

   20th February 2011                                       USD 15,164,612.00

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this
Confirmation in its entirety to the attention of Global FX and Derivative
Operations (fax no.(+1) 866 255 1444).

Bank of America, N.A.                  Accepted and confirmed as of the date
                                       first written:
                                       By: Wells Fargo Bank, N.A., as
                                       Supplemental Interest Trust Trustee on
                                       behalf of the Banc of America Funding
                                       2006-D Supplemental Interest Trust.

By:   /s/ Luis Casas                   By:    /s/ Peter A. Gobell
    ------------------------------          ------------------------------
Authorized Signatory                   Name:  Peter A. Gobell
      Luis Casa                        Title: Vice President
      Vice President

Our Reference Number:   4571398
Internal Tracking No:   13310589